      Filed with the Securities and Exchange Commission on April 25, 2012


        Registration No. 333-71834 Investment Company Act No. 811-5438
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 49


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 190


                               -----------------

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                               -----------------


                             CT CORPORATION SYSTEM
                             ONE CORPORATE CENTER
                            HARTFORD, CT 06103-3220
                                (860) 724-9044
           (Name, address and telephone number of agent for service)


                                  Copies to:

                                 LYNN K. STONE
                                VICE PRESIDENT
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              ONE CORPORATE DRIVE
                               SHELTON, CT 06484
                                (203) 402-1382


          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[ ]immediately upon filing pursuant to paragraph (b) of Rule 485


[X]on May 1, 2012 pursuant to paragraph (b) of Rule 485


[ ]60 days after filing pursuant to paragraph (a) (i) of Rule 485

[ ]on ______ pursuant to paragraph (a) (i) of Rule 485

[ ]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[ ]on ______ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 ADVANCED SERIES ADVISOR PLAN/SM/ III ("ASAP III/SM/")
 ADVANCED SERIES APEX II/SM/ ("APEX II/SM/")
 ADVANCED SERIES XTRA CREDIT SIX/SM/ ("ASXT6/SM/") OR ("XT6")
 ADVANCED SERIES LIFEVEST II/SM/ ("ASL II/SM/")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2012


 This prospectus describes four different flexible premium deferred annuities (the "Annuities" or the "Annuity") issued by Prudential Annuities Life Assurance Corporation ("Prudential Annuities(R)", "we", "our", or "us"). These Annuities are no longer offered for new sales. These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not offer all the Annuities described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix H. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE XT6 ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE XT6 ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE XT6 ANNUITY MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.

 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Advanced Series Trust, First Defined Portfolio Fund, LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Wells Fargo Variable Trust and Franklin Templeton Variable Insurance Products Trust. See the following page for the complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below--see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.

 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ADVANCED SERIES ADVISOR PLAN/SM/ III, APEX II/SM/, XTRA CREDIT/(R)/ AND LIFEVEST II/SM/ ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


               Prospectus Dated:         Statement of Additional
               May 1, 2012                    Information Dated:
               COREPROS                              May 1, 2012
                                             ASAP3SAI, APEX2SAI,
                                                 XT6SAI, ASL2SAI


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2022)

 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies


   AST Balanced Asset Allocation
   AST BlackRock Global Strategies
   AST BlackRock Value
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022

   AST Bond Portfolio 2023

   AST Capital Growth Asset Allocation


   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target

   AST Franklin Templeton Founding Funds Allocation

   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value
   AST JPMorgan International Equity

   AST JPMorgan Strategic Opportunities

   AST Large-Cap Value

   AST Lord Abbett Core-Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market

   AST Neuberger Berman Core Bond

   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value

   AST New Discovery Asset Allocation

   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation

   AST Prudential Core Bond

   AST QMA US Equity Alpha
   AST Quantitative Modeling

   AST Schroders Global Tactical

   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation

   AST T. Rowe Price Equity Income

   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST Wellington Management Hedged Equity
   AST Western Asset Core Plus Bond

 AIM VARIABLE INSURANCE FUNDS

 (INVESCO VARIABLE INSURANCE FUNDS)
   Invesco Van Kampen V.I. Mid-Cap Growth Fund -- Series I shares
   Invesco V.I. Diversified Dividend Fund -- Series I shares

   Invesco V.I. Global Health Care Fund -- Series I shares
   Invesco V.I. Technology Fund -- Series I shares

 FIRST DEFINED PORTFOLIO FUND, LLC
   First Trust(R) Target Focus Four
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP
   The Dow(R) DART 10
   The Dow(R) Target Dividend

   *Value Line(R) Target 25


 NATIONWIDE VARIABLE INSURANCE TRUST
   NVIT Developing Markets Fund

 PROFUNDS VP
   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Health Care
   Industrials
   Internet
   Japan
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   NASDAQ-100
   Oil & Gas
   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap
   Short NASDAQ-100
   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap
   UltraNASDAQ-100
   UltraSmall-Cap
   Utilities

 THE PRUDENTIAL SERIES FUND
   *SP International Growth

 WELLS FARGO VARIABLE TRUST
   Wells Fargo Advantage VT International Equity
   Wells Fargo Advantage VT Intrinsic Value
   Wells Fargo Advantage VT Omega Growth
   Wells Fargo Advantage VT Small-Cap Growth


 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   **Franklin Templeton VIP Founding Funds Allocation Fund


   *no longer offered.

   **No longer offered for new sales. See description regarding the Fund in the "Investment Objectives/Policies" table under "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS.....................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  5

EXPENSE EXAMPLES...................................................................... 19

SUMMARY............................................................................... 21

INVESTMENT OPTIONS.................................................................... 26

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 26
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 50

FEES AND CHARGES...................................................................... 52

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 52
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 54
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 54
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 54

PURCHASING YOUR ANNUITY............................................................... 55

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 55

MANAGING YOUR ANNUITY................................................................. 58

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 58
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 59
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 59
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 59
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 59

MANAGING YOUR ACCOUNT VALUE........................................................... 60

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 60
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?.......... 60
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II
   ANNUITIES?......................................................................... 60
 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?...................................... 61
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?...................... 61
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 62
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 64
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 66
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 66
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 67
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 67
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 67
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 68
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 68
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 69
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 70

ACCESS TO ACCOUNT VALUE............................................................... 71

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 71
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?........... 71
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 71
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 72
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 72
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72 (t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 72
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 72
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 73
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 73
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 74
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 74
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 75


                                      (i)


LIVING BENEFITS.............................................................................  76

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?...............................................................................  76
 GUARANTEED RETURN OPTION PLUS/SM /(GRO PLUS/SM/)...........................................  78
 GUARANTEED RETURN OPTION (GRO)(R)..........................................................  82
 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008).....................................  85
 GUARANTEED RETURN OPTION PLUS/SM/ II (GRO Plus/SM/ II).....................................  91
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................  95
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II).......................... 101
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)............................................... 105
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................... 108
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/....................................... 112
 SPOUSAL LIFETIME FIVE INCOME BENEFIT/SM/ (SPOUSAL LIFETIME FIVE)/SM/....................... 117
 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT/SM/ (HIGHEST DAILY LIFETIME FIVE)/SM/........... 121
 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT/SM/ (HIGHEST DAILY LIFETIME SEVEN)/SM/......... 129
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT/SM/ (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)/SM/............................................................................... 141
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 151
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 164
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)...................... 173
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)............. 187

DEATH BENEFIT............................................................................... 197

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 197
 BASIC DEATH BENEFIT........................................................................ 197
 OPTIONAL DEATH BENEFITS.................................................................... 198
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 202
 PAYMENT OF DEATH BENEFITS.................................................................. 203

VALUING YOUR INVESTMENT..................................................................... 206

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 206
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 206
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 206
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 206
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 206
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 208

TAX CONSIDERATIONS.......................................................................... 209

GENERAL INFORMATION......................................................................... 218

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 218
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 218
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 219
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 220
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 221
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 223
 FINANCIAL STATEMENTS....................................................................... 223
 HOW TO CONTACT US.......................................................................... 223
 INDEMNIFICATION............................................................................ 224
 LEGAL PROCEEDINGS.......................................................................... 224
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 225

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - PLUS40 OPTIONAL LIFE INSURANCE RIDER........................................... C-1

APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM............................. D-1

APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
  BENEFITS.................................................................................. E-1

APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU............................ F-1



                                     (ii)


APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT............... G-1

APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT. H-1

APPENDIX I - FORMULA UNDER GRO PLUS 2008............................................ I-1

APPENDIX J - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT....................................... J-1

APPENDIX K - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT...................................... K-1

APPENDIX L - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... L-1

APPENDIX M - FORMULA UNDER GUARANTEED RETURN OPTION PLUS BENEFIT.................... M-1

APPENDIX N - FORMULA UNDER GUARANTEED RETURN OPTION BENEFIT......................... N-1

APPENDIX O - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT...................................... O-1

APPENDIX P - FORMULA FOR GRO PLUS II................................................ P-1

APPENDIX Q - FORMULA UNDER HIGHEST DAILY GRO........................................ Q-1

APPENDIX R - FORMULA UNDER HIGHEST DAILY GRO II..................................... R-1

                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date. With respect to Annuities issued prior to November 20, 2006, please see the section of this Prospectus entitled "How and When Do I Choose the Annuity Payment Option?".

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: If you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among ASAP III, APEX II and XT6. There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment. We no longer offer our 6 or 12 Month DCA Program.

 ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: An Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.


 FIXED ALLOCATION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation). We also offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of the funds to be transferred is a Fixed Allocation. We no longer offer our 6 or 12 Month DCA Program.


 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: an instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)/GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)/GUARANTEED RETURN OPTION (GRO)(R)/HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/SM//GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM//HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 INTERIM VALUE: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation. No CDSC applies to the ASL II Annuity.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    ASAP III

         Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9
         --------------------------------------------------------------
         7.5%   7.0%   6.5%   6.0%   5.0%   4.0%   3.0%   2.0%   0.0%
         --------------------------------------------------------------

                                    APEX II

                       Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5
                       ----------------------------------
                       8.5%   8.0%   7.0%   6.0%   0.0%
                       ----------------------------------

                                      XT6
 For Annuities issued prior to November 20, 2006, the following schedule applies:

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%     0.0%
-------------------------------------------------------------------------------

 For Annuities issued on or after November 20, 2006, the following schedule applies

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%     0.0%
-------------------------------------------------------------------------------

                                     ASL II
                       There is no CDSC for this Annuity

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. Purchase Payments are withdrawn on a "first-in, first-out" basis.

       -----------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
       -----------------------------------------------------------------
          FEE/CHARGE      ASAP III    APEX II      ASL II       XT6
       -----------------------------------------------------------------
       TRANSFER FEE /1/
       MAXIMUM             $15.00      $15.00      $15.00      $15.00
       CURRENT             $10.00      $10.00      $10.00      $10.00
       -----------------------------------------------------------------
       TAX CHARGE        0% to 3.5%  0% to 3.5%  0% to 3.5%  0% to 3.5%
       (CURRENT) /2/
       -----------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-------------------------------------------------------------------------------------------------------------------
                                            PERIODIC FEES AND CHARGES

                                         (assessed against each Annuity)
-------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE             ASAP III                APEX II                  ASL II                   XT6
ANNUAL MAINTENANCE  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
FEE/ 1/                Account Value/2/        Account Value/2/        Account Value/2/        Account Value/2/
                    ----------------------- ----------------------- ----------------------- -----------------------
  BENEFICIARY
  CONTINUATION      Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  OPTION ONLY           Account Value           Account Value           Account Value           Account Value

--------------------------------------------------------------------------------------------------------------------
                                    ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /3/

                      (assessed as a percentage of the daily net assets of the Sub-accounts)
--------------------------------------------------------------------------------------------------------------------
      FEE/CHARGE
MORTALITY & EXPENSE              0.50%                  1.50%                  1.50%                  0.50%
RISK CHARGE /4/
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATION                   0.15%                  0.15%                  0.15%                  0.15%
CHARGE /4/
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTION CHARGE/ 5/    0.60% in Annuity              N/A                    N/A             1.00% in Annuity
                               Years 1-8                                                           Years 1-10
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES       1.25% in Annuity             1.65%                  1.65%            1.65% in Annuity
OF THE SUB-ACCOUNTS           Years 1-8;                                                           Years 1-10;
(EXCLUDING SETTLEMENT      0.65% in Annuity                                                     0.65% in Annuity
SERVICE CHARGE)            Years 9 and later                                                   Years 11 and later
--------------------------------------------------------------------------------------------------------------------
SETTLEMENT SERVICE        1.40% (qualified);     1.40% (qualified);     1.40% (qualified);     1.40% (qualified);
CHARGE/ 6/               1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)
--------------------------------------------------------------------------------------------------------------------

 1. Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2. Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3. These charges are deducted daily and apply to the Sub-accounts only.
 4. The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus
 5. The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6
 6. The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE /2/     CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                    FOR ASAP III    FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
GRO PLUS II
CURRENT AND MAXIMUM CHARGE /4/           0.60%          1.85%          2.25%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/           0.60%          1.85%          2.25%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6
PLUS)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           0.85%      1.25% + 0.85%  1.65% + 0.85%  1.65% + 0.85%  1.65% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST         1.20%      1.25% + 1.20%  1.65% + 1.20%  1.65% + 1.20%  1.65% + 1.20%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% +1.50%
GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST         0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO
PLUS

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     0.75%          2.00%          2.40%          2.40%          2.40%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.25%          1.50%          1.90%          1.90%          1.90%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE/ 2/     CHARGE/ 2      CHARGE/ 2/     CHARGE/ 2/
                                                    FOR ASAP III   /FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008
(GRO PLUS 2008)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     0.75%          2.00%          2.40%          2.40%          2.40%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.60%          1.85%          2.25%          2.25%          2.25%
SUB-ACCOUNT NET ASSETS) (IF ELECTED
ON OR AFTER MAY 1, 2009)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
CURRENT AND MAXIMUM CHARGE /3/ (IF       0.60%          1.85%          2.25%          2.25%          2.25%
ELECTED ON OR AFTER MAY 1,
2009) (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.00%          2.25%          2.65%          2.65%          2.65%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.35%          1.60%          2.00%          2.00%          2.00%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.00%      1.25% + 1.00%  1.65% + 1.00%  1.65% + 1.00%  1.65% + 1.00%
PIV)
CURRENT CHARGE (ASSESSED AGAINST PIV)    0.50%      1.25% + 0.50%  1.65% + 0.50%  1.65% + 0.50%  1.65 + 0.50%
---------------------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%          2.75%          3.15%          3.15%          3.15%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.60%          1.85%          2.25%          2.25%          2.25%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%          2.75%          3.15%          3.15%          3.15%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.75%          2.00%          2.40%          2.40%          2.40%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/
                                                    FOR ASAP III    FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%          2.75%          3.15%          3.15%          3.15%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.60%          1.85%          2.25%          2.25%          2.25%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
THE PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     0.60%      1.25% + 0.60%  1.65% + 0.60%  1.65% + 0.60%  1.65% + 0.60%
PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION (BIO)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
THE PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
LIFETIME INCOME ACCELERATOR (LIA)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                           0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT

MAXIMUM CHARGE /3/                       1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                           0.75%      1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
WITH BENFEFICIARY INCOME BENEFIT (BIO)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                           0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/
                                                    FOR ASAP III    FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                       1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           0.75%      1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
BENEFICIARY INCOME OPTION (BIO)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
THE GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     0.90%      1.25% + 0.90%  1.65% + 0.90%  1.65% + 0.90%  1.65% + 0.90%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION (BIO)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
THE GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE               0.25%          1.50%          1.90%          1.90%          1.90%
/4/ (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL        TOTAL         TOTAL         TOTAL       TOTAL
                                        BENEFIT/FEE     ANNUAL         ANNUAL       ANNUAL       ANNUAL
                                          CHARGE      CHARGE/ 2/     CHARGE/ 2/    CHARGE/ 2/   CHARGE/ 2/
                                                      FOR ASAP III   FOR APEX II   FOR ASL II   FOR XT6
------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV")
CURRENT AND MAXIMUM CHARGE /4/ (IF        0.40%          1.65%         2.05%         2.05%       2.05%
ELECTED ON OR AFTER MAY 1,
2009) (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
------------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/ (IF        0.80%          2.05%         2.45%         2.45%       2.45%
ELECTED ON OR AFTER MAY 1,
2009) (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV")
CURRENT AND MAXIMUM CHARGE                0.50%          1.75%         2.15%         2.15%       2.15%
/4/ (ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
------------------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A COMPLETE
DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
------------------------------------------------------------------------------------------------------------

 HOW CHARGE IS DETERMINED

 1 GRO PLUS II: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, the 2.25% total annual charge applies in all Annuity Years, and for XT6, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY GRO II: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, the 2.25% total annual charge applies in all Annuity Years, and for XT6, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY LIFETIME 6 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    GUARANTEED RETURN OPTION/GRO PLUS: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.
    GRO PLUS 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity Years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections. HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The current charge is .35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

    GUARANTEED MINIMUM WITHDRAWAL BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For ASAP III, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For XT6, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections. SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For APEX II and ASL II, 2.40% total annual charge applies in all Annuity years, and for XT6, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT:
    Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.60% for Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For XT6, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME SEVEN WITH BIO: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIA: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For ASAP III, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For XT6, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BIO: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME 7 PLUS WITH BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections. ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For APEX II and ASL II, 2.05% total annual charge applies in all Annuity Years, and for XT6, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity Years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For APEX II and ASL II, 2.45% total annual charge applies in all Annuity Years, and for XT6, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2011 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    2.08%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2011, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2011. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation          0.72%     0.07%      0.00%        0.05%       0.01%       0.68%     1.53%       0.00%       1.53%
 AST Advanced Strategies    0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%       1.02%
 AST Balanced Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.85%     1.01%       0.00%       1.01%

---------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2011
                     ------------------------------------------------------------------------------------------------------
UNDERLYING PORTFOLIO                                                                       Total
                                                                  Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                       Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                     Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                        Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES
 TRUST CONTINUED
 AST BlackRock
  Global Strategies    1.00%     0.15%      0.00%        0.00%       0.00%       0.02%     1.17%       0.00%       1.17%
 AST BlackRock Value   0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Bond Portfolio
  2015/ 1/             0.64%     0.23%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Bond Portfolio
   2016/ 1/            0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Bond Portfolio
   2017/ 1/            0.64%     0.16%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST Bond Portfolio
   2018/ 1/            0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2019/ 1/            0.64%     0.31%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio
   2020/ 1/            0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST Bond Portfolio
   2021/ 1/            0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2022/ 1/            0.64%     0.27%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST Bond Portfolio
   2023/ 1/            0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Capital Growth
  Asset Allocation     0.15%     0.01%      0.00%        0.00%       0.00%       0.88%     1.04%       0.00%       1.04%
 AST CLS Moderate
  Asset Allocation     0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%       1.03%
 AST Cohen & Steers
  Realty               1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Federated
  Aggressive Growth    0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 AST FI Pyramis(R)
  Asset Allocation/
  15/                  0.85%     0.20%      0.00%        0.24%       0.04%       0.00%     1.33%       0.00%       1.33%
 AST First Trust
  Balanced Target      0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST First Trust
  Capital
  Appreciation
  Target               0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Franklin
  Templeton
  Founding Funds
  Allocation/ 2/       0.95%     0.16%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.01%       1.10%
 AST Global Real
  Estate               1.00%     0.18%      0.00%        0.00%       0.00%       0.00%     1.18%       0.00%       1.18%
 AST Goldman Sachs
  Concentrated
  Growth               0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Goldman Sachs
  Large-Cap Value      0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Goldman Sachs
  Mid-Cap Growth       1.00%     0.13%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Small-Cap Value      0.95%     0.15%      0.00%        0.00%       0.00%       0.09%     1.19%       0.00%       1.19%
 AST High Yield        0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Horizon Growth
  Asset Allocation     0.30%     0.02%      0.00%        0.00%       0.00%       0.78%     1.10%       0.00%       1.10%
 AST Horizon
  Moderate Asset
  Allocation           0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%       1.03%
 AST International
  Growth               1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST International
  Value                1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST Investment
  Grade Bond/ 1/       0.64%     0.11%      0.00%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST Jennison
  Large-Cap Growth     0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Jennison
  Large-Cap Value      0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST JPMorgan
  International
  Equity               0.88%     0.17%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%

----------------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------
                                                             For the year ended December 31, 2011
                            -------------------------------------------------------------------------------------------
   UNDERLYING PORTFOLIO                                                                           Total
                                                                         Broker Fees  Acquired   Annual    Contractual
                                                              Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                            Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                               Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES
 TRUST CONTINUED
 AST JPMorgan
  Strategic
  Opportunities               1.00%     0.16%      0.00%        0.10%       0.01%       0.00%     1.27%       0.00%
 AST Large Cap Value          0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Lord Abbett Core-Fixed
   Income/ 3/                 0.80%     0.13%      0.00%        0.00%       0.00%       0.00%     0.93%      -0.11%
 AST Marsico
  Capital Growth              0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST MFS Global
  Equity                      1.00%     0.20%      0.00%        0.00%       0.00%       0.00%     1.20%       0.00%
 AST MFS Growth               0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST Mid-Cap Value            0.95%     0.14%      0.00%        0.00%       0.00%       0.00%     1.09%       0.00%
 AST Money Market             0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%
 AST Neuberger
  Berman/LSV
  Mid-Cap Value               0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Neuberger
  Berman Core Bond/
  4/                          0.70%     0.17%      0.00%        0.00%       0.00%       0.00%     0.87%      -0.01%
 AST Neuberger
  Berman Mid-Cap
  Growth                      0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST New Discovery Asset
   Allocation/ 5/             0.85%     0.26%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.03%
 AST Parametric
  Emerging Markets
  Equity                      1.10%     0.35%      0.00%        0.00%       0.00%       0.00%     1.45%       0.00%
 AST PIMCO Limited
  Maturity Bond               0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%
 AST PIMCO Total
  Return Bond                 0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%
 AST Preservation
  Asset Allocation            0.15%     0.01%      0.00%        0.00%       0.00%       0.80%     0.96%       0.00%
 AST Prudential
  Core Bond/ 4/               0.70%     0.14%      0.00%        0.00%       0.00%       0.00%     0.84%      -0.03%
 AST QMA US Equity
  Alpha                       1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%
 AST Quantitative
  Modeling                    0.25%     0.30%      0.00%        0.00%       0.00%       0.87%     1.42%       0.00%
 AST Schroders
  Global Tactical             0.95%     0.14%      0.00%        0.00%       0.00%       0.15%     1.24%       0.00%
 AST Schroders
  Multi-Asset World
  Strategies                  1.10%     0.14%      0.00%        0.00%       0.00%       0.00%     1.24%       0.00%
 AST Small-Cap
  Growth                      0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Small-Cap Value          0.90%     0.14%      0.00%        0.00%       0.00%       0.03%     1.07%       0.00%
 AST T. Rowe Price
  Asset Allocation            0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST T. Rowe Price
  Equity Income               0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%
 AST T. Rowe Price
  Global Bond                 0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST T. Rowe Price
  Large Cap Growth            0.88%     0.12%      0.00%        0.00%       0.00%       0.00%     1.00%       0.00%
 AST T. Rowe Price
  Natural Resources           0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Wellington
  Management Hedged
  Equity                      1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Western Asset
  Core Plus Bond              0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%


----------------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------

                            -----------
   UNDERLYING PORTFOLIO
                            Net Annual
                               Fund
                            Operating
                             Expenses
--------------------------------------
ADVANCED SERIES
 TRUST CONTINUED
 AST JPMorgan
  Strategic
  Opportunities               1.27%
 AST Large Cap Value          0.87%
 AST Lord Abbett Core-Fixed
   Income/ 3/                 0.82%
 AST Marsico
  Capital Growth              1.02%
 AST MFS Global
  Equity                      1.20%
 AST MFS Growth               1.03%
 AST Mid-Cap Value            1.09%
 AST Money Market             0.62%
 AST Neuberger
  Berman/LSV
  Mid-Cap Value               1.04%
 AST Neuberger
  Berman Core Bond/
  4/                          0.86%
 AST Neuberger
  Berman Mid-Cap
  Growth                      1.03%
 AST New Discovery Asset
   Allocation/ 5/             1.08%
 AST Parametric
  Emerging Markets
  Equity                      1.45%
 AST PIMCO Limited
  Maturity Bond               0.78%
 AST PIMCO Total
  Return Bond                 0.77%
 AST Preservation
  Asset Allocation            0.96%
 AST Prudential
  Core Bond/ 4/               0.81%
 AST QMA US Equity
  Alpha                       1.66%
 AST Quantitative
  Modeling                    1.42%
 AST Schroders
  Global Tactical             1.24%
 AST Schroders
  Multi-Asset World
  Strategies                  1.24%
 AST Small-Cap
  Growth                      1.04%
 AST Small-Cap Value          1.07%
 AST T. Rowe Price
  Asset Allocation            0.98%
 AST T. Rowe Price
  Equity Income               0.91%
 AST T. Rowe Price
  Global Bond                 0.98%
 AST T. Rowe Price
  Large Cap Growth            1.00%
 AST T. Rowe Price
  Natural Resources           1.04%
 AST Wellington
  Management Hedged
  Equity                      1.14%
 AST Western Asset
  Core Plus Bond              0.83%

---------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2011
                     ------------------------------------------------------------------------------------------------------
UNDERLYING PORTFOLIO                                                                       Total
                                                                  Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                       Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                     Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                        Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------
FIRST DEFINED
 PORTFOLIO FUND, LLC
 First Trust Target
  Focus Four
  Portfolio            0.60%     1.23%      0.25%        0.00%       0.00%       0.00%     2.08%       0.71%       1.37%
 Global Dividend
  Target 15
  Portfolio            0.60%     0.96%      0.25%        0.00%       0.00%       0.00%     1.81%       0.34%       1.47%
 NASDAQ(R) Target
  15 Portfolio         0.60%     1.16%      0.25%        0.00%       0.00%       0.00%     2.01%       0.54%       1.47%
 S&P(R) Target 24
  Portfolio            0.60%     0.96%      0.25%        0.00%       0.00%       0.00%     1.81%       0.34%       1.47%
 Target Managed VIP
  Portfolio            0.60%     0.84%      0.25%        0.00%       0.00%       0.00%     1.69%       0.22%       1.47%
 The Dow(R) DART 10
  Portfolio            0.60%     1.11%      0.25%        0.00%       0.00%       0.00%     1.96%       0.49%       1.47%
 The Dow(R) Target
  Dividend Portfolio   0.60%     0.73%      0.25%        0.00%       0.00%       0.00%     1.58%       0.11%       1.47%
 Value Line(R)
  Target 25
  Portfolio            0.60%     0.96%      0.25%        0.00%       0.00%       0.00%     1.81%       0.34%       1.47%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE FUNDS)
 Invesco V.I.
  Diversified
  Dividend Fund -
  Series I
   shares /6/          0.52%     0.15%      0.00%        0.00%       0.00%       0.00%     0.67%       0.00%       0.67%
 Invesco V.I.
  Global Health
   Care Fund -
  Series I
   shares /6/          0.75%     0.37%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 Invesco V.I.
  Technology Fund
   - Series I
   shares /6/          0.75%     0.37%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 Invesco Van Kampen
  V.I. Mid Cap
  Growth Fund -
  Series I
   shares /7/          0.75%     0.33%      0.00%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VARIABLE
 INSURANCE TRUST
 NVIT Developing
  Markets Fund         0.95%     0.42%      0.25%        0.00%       0.00%       0.01%     1.63%       0.00%       1.63%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
PROFUND VP
 Access VP High
  Yield                0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Asia 30               0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 Banks                 0.75%     0.92%      0.25%        0.00%       0.00%       0.00%     1.92%       0.24%       1.68%
 Basic Materials       0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 Bear                  0.75%     0.71%      0.25%        0.00%       0.00%       0.00%     1.71%       0.03%       1.68%
 Biotechnology         0.75%     0.76%      0.25%        0.00%       0.00%       0.00%     1.76%       0.08%       1.68%
 Bull                  0.75%     0.74%      0.25%        0.00%       0.00%       0.00%     1.74%       0.06%       1.68%
 Consumer Goods        0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Consumer Services     0.75%     0.94%      0.25%        0.00%       0.00%       0.00%     1.94%       0.26%       1.68%
 Europe 30             0.75%     0.79%      0.25%        0.00%       0.00%       0.00%     1.79%       0.11%       1.68%
 Financials            0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Health Care           0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Industrials           0.75%     0.90%      0.25%        0.00%       0.00%       0.00%     1.90%       0.22%       1.68%
 Internet              0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Japan                 0.75%     1.00%      0.25%        0.00%       0.00%       0.00%     2.00%       0.32%       1.68%
 Large-Cap Growth      0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%

---------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2011
                     ------------------------------------------------------------------------------------------------------
UNDERLYING PORTFOLIO                                                                       Total
                                                                  Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                       Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                     Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                        Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------
PROFUND VP CONTINUED
 Large-Cap Value       0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 Mid-Cap Growth        0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Mid-Cap Value         0.75%     0.84%      0.25%        0.00%       0.00%       0.03%     1.87%       0.16%       1.71%
 NASDAQ-100            0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Oil & Gas             0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Pharmaceuticals       0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Precious Metals       0.75%     0.79%      0.25%        0.00%       0.00%       0.00%     1.79%       0.11%       1.68%
 Real Estate           0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Rising Rates
  Opportunity          0.75%     0.70%      0.25%        0.00%       0.00%       0.00%     1.70%       0.02%       1.68%
 Semiconductor         0.75%     1.00%      0.25%        0.00%       0.00%       0.00%     2.00%       0.32%       1.68%
 Short Mid-Cap         0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Short NASDAQ-100      0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Short Small-Cap       0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 Small-Cap Growth      0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Small-Cap Value       0.75%     0.94%      0.25%        0.00%       0.00%       0.02%     1.96%       0.26%       1.70%
 Technology            0.75%     0.76%      0.25%        0.00%       0.00%       0.00%     1.76%       0.08%       1.68%
 Telecommunications    0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 U.S. Government
  Plus                 0.50%     0.76%      0.25%        0.00%       0.00%       0.00%     1.51%       0.17%/8/    1.68%
 UltraBull             0.75%     0.66%      0.25%        0.00%       0.00%       0.00%     1.66%       0.02%/8/    1.68%
 UltraMid-Cap/ 9/      0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 UltraNASDAQ-100       0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 UltraSmall-Cap/ 9/    0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Utilities             0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL
 SERIES FUND
 SP International
  Growth               0.85%     0.36%      0.00%        0.00%       0.00%       0.00%     1.21%       0.00%       1.21%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO
 VARIABLE TRUST
 Wells Fargo
  Advantage VT
  International
  Equity Fund -
  class 1/ 10/         0.75%     0.22%      0.00%        0.00%       0.00%       0.01%     0.98%       0.28%       0.70%
 Wells Fargo
  Advantage VT
  Intrinsic Value
  Fund -
   class 2/ 11/        0.55%     0.37%      0.25%        0.00%       0.00%       0.01%     1.18%       0.17%       1.01%
 Wells Fargo
  Advantage VT
  Omega Growth Fund
  - class 1/ 12/       0.55%     0.25%      0.00%        0.00%       0.00%       0.00%     0.80%       0.05%       0.75%
 Wells Fargo
  Advantage VT
  Small Cap Growth
  Fund - class 1/
  13/                  0.75%     0.20%      0.00%        0.00%       0.00%       0.01%     0.96%       0.00%       0.96%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 14/
 Franklin Templeton
  VIP Founding
  Funds Allocation
  Fund - Class 4       0.00%     0.11%      0.35%        0.00%       0.00%       0.65%     1.11%       0.01%       1.10%



 1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2013. This arrangement may not be terminated or modified prior to April 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

 2 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2014. This expense limitation may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter.
 3 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 4 Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees so that the Portfolio's investment management fee would equal 0.70% of the Portfolio's first $500 million of average daily net assets, 0.675% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio's average daily net assets in excess of $1 billion through May 1, 2014. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
 5 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses, so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.08% of its average daily net assets through June 30, 2013. This expense limitation may not be terminated or modified prior to June 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after June 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 6 The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Portfolio Operating Expenses and/or Contractual Fee Waiver or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Portfolio has incurred but did not actually pay because of an expense offset arrangement. Acquired Portfolio Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.
 7 The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Annual Fund Operating Expenses of Series I shares to 1.09% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Portfolio Operating Expenses and/or Contractual Fee Waiver or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Portfolio has incurred but did not actually pay because of an expense offset arrangement. Acquired Portfolio Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
 8 ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Portfolio Operating Expenses (excluding "Acquired Portfolio Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% through April 30, 2013. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time.
 9 "Acquired Portfolio Fees and Expenses" for the fiscal year and December 31, 2011 were less than 0.01% and are included in "Other Expenses".
 10 The Adviser has contractually agreed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Net Annual Fund Operating Expenses excluding certain expenses, at 0.69% for Class 1. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
 11 The Adviser has contractually agreed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Net Annual Fund Operating Expenses excluding certain expenses, at 1.00% for Class 2. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
 12 The Adviser has contractually agreed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Net Annual Fund Operating Expenses excluding certain expenses, at 0.75%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
 13 The Adviser has contractually agreed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Net Annual Fund Operating Expenses excluding certain expenses, at 0.95% for Class 1. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
 14 The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including, but not limited to, those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses. The Fund is not available as an investment option to Owners who purchase an Annuity on or after April 30, 2012. Owners who have purchased an Annuity prior to April 30, 2012 and have invested in the Fund at any time since they have owned their Annuity, may continue to allocate Purchase Payments to the Fund after this date, including through Dollar Cost Averaging, Automatic Rebalancing, or comparable programs. However, Owners should be aware that all monies that they have invested in the Fund are scheduled to be transferred to the AST Franklin Templeton Founding Funds Allocation Portfolio by way of a fund substitution anticipated to take place in June 2012, pending the receipt of the necessary regulatory approvals. Once the fund substitution is completed, the Fund will no longer be available for investments by any Owners.
 15 Pyramis is a registered service mark of FMR LLC. Used under license.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2011, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   .   For the XT6 example, no Purchase Payment Credit is granted under the
       Annuity
   .   For the APEX II example, no Loyalty Credit applies
   .   For the ASAP III example, no Loyalty Credit applies

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:
 To be filed by amendment

 If you surrender your annuity at the end of the applicable time period: /1/


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     ASAP III  $1,346 $2,456 $3,541 $6,243
                     -------------------------------------
                     APEX II   $1,484 $2,614 $3,209 $6,522
                     -------------------------------------
                     ASL II      $634 $1,914 $3,209 $6,522
                     -------------------------------------
                     XT6/ 3/   $1,534 $2,714 $3,809 $6,622
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /2/


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      ASAP III   N/A $1,806 $3,041 $6,243
                      -----------------------------------
                      APEX II    N/A $1,914 $3,209 $6,522
                      -----------------------------------
                      ASL II    $634 $1,914 $3,209 $6,522
                      -----------------------------------
                      XT6/ 3/    N/A    N/A $3,209 $6,522
                      -----------------------------------

 If you do not surrender your annuity:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      ASAP III  $596 $1,806 $3,041 $6,243
                      -----------------------------------
                      APEX II   $634 $1,914 $3,209 $6,522
                      -----------------------------------
                      ASL II    $634 $1,914 $3,209 $6,522
                      -----------------------------------
                      XT6/ 3/   $634 $1,914 $3,209 $6,522
                      -----------------------------------


 1 There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
 2 If you own XT6, you may not annuitize in the first Three (3) Annuity Years. If you own ASAP III or APEX II, you may not annuitize in the first
    Annuity Year.
 3 XT6 Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule. Expense examples calculations for XT6 Annuities are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

                 Advanced Series Advisor Plan III ("ASAP III")
                      Advanced Series APEX II ("APEX II")
                    Advanced Series XTra Credit Six ("XT6")
                     Advanced Series LifeVest II ("ASL II")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:
..   Advanced Series Advisor Plan III ("ASAP III")
..   Advanced Series APEX II ("APEX II")
..   Advanced Series XTra Credit Six ("XT6")
..   Advanced Series LifeVest II ("ASL II")

 See Appendix F "Selecting the Variable Annuity That's Right for You," for a side-by-side comparison of the key features of each of these Annuities.

 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

                  PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  ASAP III         80             $1,000
                  -------------------------------------------
                  APEX II          85            $10,000
                  -------------------------------------------
                  XT6              75            $10,000
                  -------------------------------------------
                  ASL II           85            $15,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.


 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.


 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value.


 These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.


 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income. If you purchased your contract in New York and wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 *  No longer available for new elections.

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Guaranteed Return Option Plus II
..   Highest Daily Guaranteed Return Option II
..   Guaranteed Return Option Plus (GRO Plus)*
..   Guaranteed Return Option (GRO)*
..   Guaranteed Return Option Plus 2008*
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent's age).

 We also have optional death benefits for an additional charge:
..   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 HOW DO I RECEIVE CREDITS?
 With XT6, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits. The amount of the credit depends on the year during which the purchase payment is made:

 For annuities issued on or after February 13, 2006:

                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1         6.50%
                                 2         5.00%
                                 3         4.00%
                                 4         3.00%
                                 5         2.00%
                                 6         1.00%
                                 7+        0.00%
                             ---------------------

 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the XT6 annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 annuity is higher and is deducted for a longer period of time as compared to our other annuities. Unless prohibited by applicable State law, we may take back credits applied within 12 months of death or a medically-related surrender. We may also take back credits if you return your Annuity under the "free-look" provision.

 For ASAP III annuities issued on or after February 13, 2006, and APEX II annuities issued on or after June 20, 2005, we apply a "loyalty credit" at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For ASAP III, the credit is 0.50%. For APEX II, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the Annuity Year in which the purchase payment is withdrawn. The CDSC is different depending on which annuity you purchase:

 ------------------------------------------------------------------------------
           YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10 YR. 11+
 ------------------------------------------------------------------------------
 ASAP III  7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%     --     --
 ------------------------------------------------------------------------------
 APEX II   8.5%  8.0%  7.0%  6.0%  0.0%    --    --    --    --     --     --
 ------------------------------------------------------------------------------
 XT6*      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
 ------------------------------------------------------------------------------
 ASL II - There is no CDSC for this Annuity
 ------------------------------------------------------------------------------

 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for XT6, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

             ------------------------------------------------------
                 FEE/CHARGE       ASAP III  APEX II  ASL II   XT6
             ------------------------------------------------------
             MORTALITY & EXPENSE   0.50%    1.50%    1.50%   0.50%
             RISK CHARGE
             ------------------------------------------------------
             ADMINISTRATION        0.15%    0.15%    0.15%   0.15%
             CHARGE
             ------------------------------------------------------
             TOTAL INSURANCE       0.65%    1.65%    1.65%   0.65%
             CHARGE
             ------------------------------------------------------

 DISTRIBUTION CHARGE: For ASAP III and XT6, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to the following:

   -------------------------------------------------------------------------
       FEE/CHARGE           ASAP III      APEX II  ASL II        XT6
   -------------------------------------------------------------------------
   DISTRIBUTION CHARGE  0.60% in Annuity   N/A      N/A    1.00% in Annuity
                           Years 1-8                          Years 1-10
   -------------------------------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 Effective MAY 1, 2004, the SP INTERNATIONAL GROWTH PORTFOLIO (formerly the SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.


 Effective FEBRUARY 27, 2012, the VALUE LINE(R) TARGET 25 PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to February 27, 2012 you had any portion of your Account Value allocated to the Value Line(R) Target 25 Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the Value Line(R) Target 25 Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation, rebalancing and Balanced Investment programs. If you never had a portion of your Account Value allocated to the Value Line(R) Target 25 Sub-account prior to February 27, 2012, you cannot allocate Account Value to the Value Line(R) Target 25 Sub-account.


 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.


 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO

 CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 Group I: Allowable Benefit Allocations


 OPTIONAL BENEFIT NAME*                                    ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                              AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                      AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit                AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit               AST Preservation Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit       AST FI Pyramis(R) Asset Allocation Portfolio
 Highest Daily Value Death Benefit                         AST First Trust Balanced Target Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income      AST First Trust Capital Appreciation Target Portfolio
 Option                                                    AST Schroders Multi-Asset World Strategies Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary     AST Advanced Strategies Portfolio
 Income Option                                             AST T. Rowe Price Asset Allocation Portfolio
 Highest Daily Lifetime Seven with Lifetime Income         AST CLS Moderate Asset Allocation Portfolio
 Accelerator                                               AST Horizon Growth Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit              AST Horizon Moderate Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus with Beneficiary Income     AST J.P. Morgan Strategic Opportunities Portfolio
 Option                                                    AST Wellington Management Hedged Equity Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime Income        AST Franklin Templeton Founding Funds Allocation Portfolio
 Accelerator                                               AST BlackRock Global Strategies Portfolio
 Spousal Highest Daily Lifetime 7 Plus Income Benefit      AST Schroders Global Tactical Portfolio
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary    AST New Discovery Asset Allocation Portfolio
 Income Option                                             Franklin Templeton VIP Founding Funds Allocation Fund
 Highest Daily Lifetime 6 Plus
 Highest Daily Lifetime 6 Plus with Lifetime Income
 Accelerator
 Spousal Highest Daily Lifetime 6 Plus
 Highest Daily GRO II
 GRO Plus II
-----------------------------------------------------------------------------------------------------------------------

 OPTIONAL BENEFIT NAME*                                    ALL INVESTMENT OPTIONS PERMITTED, EXCEPT THESE:
 Combo 5% Rollup & HAV Death Benefit                       **Value Line(R) Target 25
 Guaranteed Minimum Income Benefit                         Invesco V.I. Technology
 Guaranteed Minimum Withdrawal Benefit                     NASDAQ(R) Target 15
 GRO/GRO PLUS/GRO PLUS 2008                                Access VP High Yield
 Highest Anniversary Value Death Benefit                   ProFund VP UltraNASDAQ-100
 Highest Daily GRO                                         ProFund VP UltraSmall-Cap
                                                           ProFund VP Semiconductor
                                                           ProFund VP Internet
                                                           ProFund VP UltraBull
                                                           ProFund VP Technology
                                                           ProFund VP Biotechnology
                                                           ProFund VP Short Small-Cap
                                                           ProFund VP Short Mid-Cap
                                                           Wells Fargo Advantage VT Small-Cap Growth
-----------------------------------------------------------------------------------------------------------------------
 GRO PLUS 2008                                             ProFund VP Ultra Mid-Cap
 Highest Daily GRO                                         ProFund VP Precious Metals
                                                           ProFund VP NASDAQ-100
                                                           ProFund VP Asia 30
                                                           ProFund VP Short NASDAQ-100
                                                           **Value Line(R) Target 25
                                                           Invesco V.I. Technology
                                                           NASDAQ(R) Target 15
                                                           Access VP High Yield
                                                           ProFund VP UltraNASDAQ-100
                                                           ProFund VP UltraSmall-Cap
                                                           ProFund VP Semiconductor
                                                           ProFund VP Internet
                                                           ProFund VP UltraBull
                                                           ProFund VP Technology
                                                           ProFund VP Biotechnology

                 ALL INVESTMENT OPTIONS PERMITTED, EXCEPT THESE:
                 ProFund VP Short Small-Cap
                 ProFund VP Short Mid-Cap
                 Wells Fargo Advantage VT Small-Cap Growth

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 ** No longer offered.


 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Core Bond Portfolio, and the AST Prudential Core Bond Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.

 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 (e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 Group II: Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)



 OPTIONAL BENEFIT NAME                                    PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven                             AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                     AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income     AST Balanced Asset Allocation
 Option                                                   AST CLS Moderate Asset Allocation
 Spousal Highest Daily Lifetime Seven with Beneficiary    AST Capital Growth Asset Allocation
 Income Option                                            AST Cohen & Steers Realty
 Highest Daily Lifetime Seven with Lifetime Income        AST BlackRock Value
 Accelerator                                              AST BlackRock Global Strategies
 Highest Daily Lifetime 7 Plus Spousal                    AST Federated Aggressive Growth
 Highest Daily Lifetime 7 Plus                            AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime 7 Plus with Beneficiary Income    AST First Trust Balanced Target
 Option Spousal Highest Daily Lifetime 7 Plus with        AST First Trust Capital Appreciation Target
 Beneficiary Income Option                                AST Global Real Estate
 Highest Daily Lifetime 7 Plus with Lifetime Income       AST Goldman Sachs Concentrated Growth
 Accelerator                                              AST Goldman Sachs Large-Cap Value
 Highest Daily Lifetime 6 Plus                            AST Goldman Sachs Mid-Cap Growth
 Highest Daily Lifetime 6 Plus with Lifetime Income       AST Goldman Sachs Small-Cap Value
 Accelerator                                              AST High Yield
 Spousal Highest Daily Lifetime 6 Plus                    AST Horizon Growth Asset Allocation
 GRO Plus II                                              AST Horizon Moderate Asset Allocation
 Highest Daily GRO II                                     AST International Growth
                                                          AST International Value
                                                          AST JPMorgan International Equity
                                                          AST J.P. Morgan Strategic Opportunities
                                                          AST Jennison Large-Cap Growth
                                                          AST Jennison Large-Cap Value
                                                          AST Large-Cap Value
                                                          AST Lord Abbett Core Fixed Income
                                                          AST Marsico Capital Growth
                                                          AST MFS Global Equity
                                                          AST MFS Growth
                                                          AST Mid-Cap Value
                                                          AST Money Market
                                                          AST Neuberger Berman Core Bond
                                                          AST Neuberger Berman Mid-Cap Growth
                                                          AST Neuberger Berman/LSV Mid-Cap Value
                                                          AST Parametric Emerging Markets Equity

              PERMITTED PORTFOLIOS
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST Prudential Core Bond
              AST QMA US Equity Alpha
              AST Schroders Global Tactical
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Equity Income
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Wellington Management Hedged Equity
              AST Western Asset Core Plus Bond
              AST Franklin Templeton Founding Funds Allocation
              Franklin Templeton VIP Founding Funds Allocation Fund


 The following additional Portfolios are available with ASAP III, APEX II and ASL II only:

                                PROFUND VP**
                                Consumer Goods
                                Consumer Services
                                Financials
                                Health Care
                                Industrials
                                Large-Cap Growth
                                Large-Cap Value
                                Mid-Cap Growth
                                Mid-Cap Value
                                Real Estate
                                Small-Cap Growth
                                Small-Cap Value
                                Telecommunications
                                Utilities

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** For ASAP III, XT6, and ASL II Annuities issued beginning on May 26, 2008, we limit the Owner's ability to invest in the ProFund VP Portfolios.
    Specifically:
   . We will not permit those who acquire an ASAP III, XT6, or ASL II Annuity on or after May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
   . Those who acquired an ASAP III, XT6, or ASL II Annuity prior to May 26, 2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions; and
   . Those who currently hold an APEX II Annuity, or who acquire an APEX II Annuity after May 26, 2008, may invest in any ProFund VP Portfolio (except that beneficiaries who acquire an APEX II Annuity on or after May 26, 2008 under the Beneficiary Continuation Option may not invest in any ProFund VP Portfolio).


 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formulas may result in large-scale asset flows into and out of your chosen Sub-accounts and the AST Investment Grade Bond Portfolio, which could subject those portfolios to certain risks and adversely impact their expenses and performance. Even if you do not elect an optional living benefit that employs a predetermined mathematical formula, the expenses, performance, and risk profile of your investment may be adversely impacted as described below to the extent you select Permitted Sub-accounts. The mathematical formulas may adversely affect a portfolio's investment performance by requiring the sub-advisor to purchase and sell securities at inopportune times and by otherwise limiting the sub-advisor's ability to fully implement that portfolio's investment strategies. Because transfers to and from your chosen Sub-accounts and the AST Investment Grade Bond Portfolio can be frequent and the amount transferred can vary, any of these portfolios could experience the following additional effects, among others:

 (a)the sub-advisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (b)a portfolio may experience higher turnover, which could result in higher operating expense ratios and transaction costs for the portfolio compared to other similar funds; and,
 (c)if the sub-advisor must sell securities that are thinly-traded to satisfy redemption requests initiated pursuant to the formula, such sales could have a significant adverse impact on the price of such securities and the cash proceeds received by the portfolio.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.

     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
                      ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
    ASSET      AST ACADEMIC STRATEGIES ASSET             AlphaSimplex
    ALLOCA     ALLOCATION PORTFOLIO: seeks long           Group, LLC;
    TION       term capital appreciation. The             AQR Capital
               Portfolio is a multi-asset class         Management, LLC
               fund that pursues both top-down              and CNH
               asset allocation strategies and          Partners, LLC;
               bottom-up selection of securities,        CoreCommodity
               investment managers, and mutual         Management, LLC;
               funds. Under normal circumstances,       First Quadrant,
               approximately 60% of the assets will     L.P.; Jennison
               be allocated to traditional asset        Associates LLC;
               classes (including US and                  J.P. Morgan
               international equities and bonds)          Investment
               and approximately 40% of the assets     Management, Inc.;
               will be allocated to nontraditional     Pacific Investment
               asset classes and strategies               Management
               (including real estate, commodities,       Company LLC
               and alternative strategies). Those          (PIMCO);
               percentages are subject to change at       Prudential
               the discretion of the advisor.          Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC
    -----------------------------------------------------------------------
    ASSET      AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
    ALLOCA     seeks a high level of absolute             Management;
    TION       return by using traditional and          Marsico Capital
               non-traditional investment              Management, LLC;
               strategies and by investing in          Pacific Investment
               domestic and foreign equity and            Management
               fixed-income securities, derivative        Company LLC
               instruments and other investment            (PIMCO);
               companies. The Portfolio uses             Quantitative
               traditional and non-traditional            Management
               investment strategies by investing       Associates LLC;
               in domestic and foreign equity and        T. Rowe Price
               fixed-income securities, derivative     Associates, Inc.;
               instruments and other investment         William Blair &
               companies. The asset allocation           Company, LLC
               generally provides for an allotment
               of 60% of the portfolio's assets to
               a combination of domestic and
               international equity strategies and
               the remaining 40% of assets in a
               combination of U.S. fixed income,
               hedged international bond, real
               return assets and other investment
               companies. Quantitative Management
               Associates LLC allocates the assets
               of the portfolio across different
               investment categories and
               subadvisors.
    -----------------------------------------------------------------------
    ASSET      AST BALANCED ASSET ALLOCATION              Prudential
    ALLOCA     PORTFOLIO: seeks to obtain the          Investments LLC;
    TION       highest potential total return            Quantitative
               consistent with its specified level        Management
               of risk. The Portfolio primarily         Associates LLC
               invests its assets in a diversified
               portfolio of other mutual funds,
               within the Advanced Series Trust and
               certain affiliated money market
               funds. Under normal market
               conditions, the Portfolio will
               devote approximately 60% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 52.5% to
               67.5%), and 40% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 32.5% to 47.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    -----------------------------------------------------------------------
    ASSET      AST BLACKROCK GLOBAL STRATEGIES             BlackRock
    ALLOCA     PORTFOLIO: seeks a high total return        Financial
    TION       consistent with a moderate level of     Management, Inc.
               risk. The Portfolio is a global,
               multi asset-class portfolio that
               invests directly in, among other
               things, equity and equity-related
               securities, investment grade debt
               securities (including, without
               limitation, U.S. Treasuries and U.S.
               government securities),
               non-investment grade bonds (also
               known as "high yield bonds" or "junk
               bonds"), real estate investment
               trusts (REITs), exchange traded
               funds (ETFs), and derivative
               instruments, including
               commodity-linked derivative
               instruments.
    -----------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
     LARGE CAP   AST BLACKROCK VALUE PORTFOLIO: seeks      BlackRock
       VALUE     maximum growth of capital by             Investment
                 investing primarily in the value       Management, LLC
                 stocks of larger companies. The
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 investing at least 80% of the value
                 of its assets in the equity
                 securities of large-sized companies
                 included in the Russell 1000(R)
                 Value Index. The subadvisor employs
                 an investment strategy designed to
                 maintain a portfolio of equity
                 securities which approximates the
                 market risk of those stocks included
                 in the Russell 1000(R) Value Index,
                 but which attempts to outperform the
                 Russell 1000(R) Value Index through
                 active stock selection.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2015: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2015. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2016: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2016. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2017: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2017. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2018. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2019. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUBADVISOR
   --------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2022: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2022. Please note that
               you may not make purchase payments
               to this Portfolio, and that this
               Portfolio is available only with
               certain living benefits.
   --------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2023: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2023. Please note that
               you may not make purchase payments
               to this Portfolio, and that this
               Portfolio is available only with
               certain living benefits.
   --------------------------------------------------------------------------
     ASSET     AST CAPITAL GROWTH ASSET ALLOCATION         Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 75% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 67.5% to
               80%), and 25% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 20.0% to 32.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   --------------------------------------------------------------------------
     ASSET     AST CLS MODERATE ASSET ALLOCATION        CLS Investments,
    ALLOCA-    PORTFOLIO: seeks the highest                    LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               invest approximately 50% of its net
               assets to equity securities and
               approximately 50% of its net assets
               to debt securities and money market
               instruments. The equity portion may
               range from 40% to 60% of net assets
               to underlying portfolios and ETFs
               investing primarily in equity
               securities, and from 40% to 60% of
               net assets to underlying portfolios
               and ETFs investing primarily in
               money market instruments and debt
               securities, which may include
               non-investment grade bonds.
               "Non-investment grade bonds" are
               commonly referred to as "junk bonds".
   --------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:      Cohen & Steers
               seeks to maximize total return                Capital
               through investment in real estate        Management, Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in securities issued by
               companies associated with the real
               estate industry, such as real estate
               investment trusts (REITs). Under
               normal circumstances, the Portfolio
               will invest substantially all of its
               assets in the equity securities of
               real estate related issuers, i.e., a
               company that derives at least 50% of
               its revenues from the ownership,
               construction, financing, management
               or sale of real estate or that has
               at least 50% of its assets in real
               estate.
   --------------------------------------------------------------------------
   SMALL CAP   AST FEDERATED AGGRESSIVE GROWTH          Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The        Management
               Portfolio pursues its investment            Company of
               objective by investing primarily in        Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.
               the over-the-counter- market. Small
               companies are defined as companies
               with market capitalizations similar
               to companies in the Russell 2000
               Index and S&P 600 Small Cap Index.
   --------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION        Pyramis Global
    ALLOCA-    PORTFOLIO: seeks to maximize total        Advisors, LLC a
     TION      return. In seeking to achieve the       Fidelity Investments
               Portfolio's investment objective,             Company
               the Portfolio's assets are allocated
               across eight uniquely specialized
               investment strategies. The Portfolio
               has five strategies that invest
               primarily in equity securities, two
               fixed-income strategies (the Broad
               Market Duration Strategy and the
               High Yield Bond Strategy), and one
               strategy designed to provide
               liquidity (the Liquidity Strategy).
   --------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
    ALLOCA-    PORTFOLIO: seeks long-term capital            L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% of its net assets in equity
               securities and approximately 35% of
               its net assets in fixed- income
               securities as of the annual security
               selection date. Depending on market
               conditions, the equity portion may
               range between 60-70% of the
               Portfolio's net assets and the
               fixed-income portion may range
               between 30-40% of the Portfolio's
               net assets. The revised allocations
               do not take into account the
               potential investment of up to 5% of
               the Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               On or about the annual selection
               date (currently March 1 under normal
               circumstances), the Portfolio
               establishes both the percentage
               allocations among the various
               investment strategies under normal
               circumstances and the percentage
               allocation of each security's
               position within each of the
               investment strategies that invest
               primarily in equity securities.
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST CAPITAL APPRECIATION   First Trust Advisors
    ALLOCA-    TARGET PORTFOLIO: seeks long-term             L.P.
     TION      capital growth. The Portfolio seeks
               to achieve its objective by
               investing approximately 80% of its
               net assets in equity securities and
               approximately 20% of its net assets
               in fixed-income securities as of the
               annual security selection date.
               Depending on market conditions, the
               equity portion may range between
               75-85% of the Portfolio's net assets
               and the fixed- income portion may
               range between 15-25% of the
               Portfolio's net assets. The revised
               allocations do not take into account
               the potential investment of up to 5%
               of the Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               On or about the annual selection
               date (currently March 1 under normal
               circumstances), the Portfolio
               establishes both the percentage
               allocations among the various
               investment strategies under normal
               circumstances and the percentage
               allocation of each security's
               position within each of the
               investment strategies that invest
               primarily in equity securities.
   -------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING        Franklin Advisers,
    ALLOCA-    FUNDS ALLOCATION PORTFOLIO: seeks        Inc.; Franklin
     TION      capital appreciation while its          Mutual Advisers,
               secondary investment objective will      LLC; Templeton
               be to seek income. Under normal          Global Advisors
               market conditions the Portfolio will         Limited
               seek to achieve its investment
               objectives by allocating 33 1/3% of
               its assets to each of the
               Portfolio's three subadvisors. The
               Portfolio will normally invest in a
               combination of domestic and foreign
               equity and fixed-income and money
               market securities. Depending upon
               the Portfolio's ability to achieve
               the necessary asset scale, the
               Trust's ability to implement certain
               legal agreements and custody
               arrangements, and market, economic,
               and financial conditions as of the
               Portfolio's commencement of
               operations, it may take several
               weeks for the Portfolio's assets to
               be fully invested in accordance with
               its investment objective and
               policies. During that time, it is
               anticipated that all or a portion of
               the Portfolio's assets will be
               invested in high grade, short term
               debt securities (both fixed and
               floating rate), money market funds,
               short-term bond funds,
               exchange-traded funds, and/or index
               futures contracts. A relatively long
               initial investment period may
               negatively affect the Portfolio's
               investment return and ability to
               achieve its investment objective.
   -------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and          Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its
               investable assets (net assets plus
               any borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
    GROWTH     GROWTH PORTFOLIO: seeks long-term       Asset Management,
               growth of capital. The Portfolio              L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
    LARGE CAP   AST GOLDMAN SACHS LARGE-CAP VALUE        Goldman Sachs
      VALUE     PORTFOLIO: seeks long-term growth of   Asset Management,
                capital. The Portfolio seeks to               L.P.
                achieve its investment objective by
                investing in value opportunities
                that the subadvisor, defines as
                companies with identifiable
                competitive advantages whose
                intrinsic value is not reflected in
                the stock price. The Portfolio
                invests, under normal circumstances,
                at least 80% of its net assets in a
                diversified portfolio of equity
                investments in large-cap U.S.
                issuers with public stock market
                capitalizations within the range of
                the market capitalization of
                companies in the Russell 1000 Value
                Index at the time of investment.
    ------------------------------------------------------------------------
     MID CAP    AST GOLDMAN SACHS MID-CAP GROWTH         Goldman Sachs
     GROWTH     PORTFOLIO: seeks long-term growth of   Asset Management,
                capital. The Portfolio pursues its            L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid Cap Growth Index. The subadvisor
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
    ------------------------------------------------------------------------
    SMALL CAP   AST GOLDMAN SACHS SMALL-CAP VALUE        Goldman Sachs
      VALUE     PORTFOLIO: seeks long-term capital     Asset Management,
                appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. The
                Portfolio generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield (also known as
                "junk bonds") fixed-income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are securities rated Ba
                or lower by Moody's Investors
                Services, Inc. or equivalently rated
                by Standard & Poor's Corporation, or
                Fitch, or, if unrated, determined by
                the subadvisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON GROWTH ASSET ALLOCATION         Horizon
     ALLOCA-    PORTFOLIO: seeks the highest            Investments, LLC
      TION      potential total return consistent
                with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON MODERATE ASSET                  Horizon
      ALLOCA    ALLOCATION PORTFOLIO: seeks the         Investments, LLC
      TION      highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL GROWTH PORTFOLIO:    Jennison Associates
    NATIONAL    seeks long-term capital growth.           LLC; Marsico
     EQUITY     Under normal circumstances, the             Capital
                Portfolio invests at least 80% of       Management, LLC;
                the value of its assets in              William Blair &
                securities of issuers that are            Company, LLC
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks capital growth. The Portfolio       Management;
     EQUITY     normally invests at least 80% of the       Thornburg
                Portfolio's investable assets in           Investment
                equity securities. The Portfolio        Management, Inc.
                will invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a growth
                investment style and will invest in
                stocks it believes could experience
                superior sales or earnings growth,
                or high returns on equity and
                assets. Stocks are selected on a
                company-by-company basis using
                fundamental analysis. The companies
                in which the subadvisor will invest
                generally tend to have a unique
                market niche, a strong new product
                profile or superior management.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a value
                investment style and will invest in
                common stocks that it believes are
                being valued at a discount to their
                intrinsic value, as defined by the
                value of their earnings, free cash
                flow, the value of their assets,
                their private market value, or some
                combination of these factors.
    ------------------------------------------------------------------------
      INTER     AST JPMORGAN INTERNATIONAL EQUITY         J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The       Investment
     EQUITY     Portfolio seeks to meet its             Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST JPMORGAN STRATEGIC OPPORTUNITIES      J.P. Morgan
     ALLOCA-    PORTFOLIO: seeks to maximize return        Investment
      TION      compared to the benchmark through       Management, Inc.
                security selection and tactical
                asset allocation. The Portfolio
                invests in securities and financial
                instruments (including derivatives)
                to gain exposure to global equity,
                global fixed income and cash
                equivalent markets, including global
                currencies. The Portfolio may invest
                in developed and emerging markets
                securities, domestic and foreign
                fixed income securities (including
                non-investment grade bonds or "junk
                bonds"), and real estate investment
                trusts (REITs) of issuers located
                within and outside the United States
                or in open-end investment companies
                advised by J.P. Morgan Investment
                Management, Inc., the Portfolio's
                subadvisor, to gain exposure to
                certain global equity and global
                fixed income markets.
    ------------------------------------------------------------------------
    LARGE CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks      Eaton Vance
      VALUE     current income and long-term growth       Management;
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management, LLC
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Value Index.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE-FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed-income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities; senior
                loans, and loan participations and
                assignments; and derivative
                instruments, such as options,
                futures contracts, forward contracts
                and swap agreements.
    -----------------------------------------------------------------------
    LARGE CAP   AST MARSICO CAPITAL GROWTH              Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.        Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisor then looks for
                individual companies that are
                expected to offer earnings growth
                potential that may not be recognized
                by the market at large, utilizing a
                "bottom up" stock selection process.
                The Portfolio will normally hold a
                core position of between 35 and 50
                common stocks. The Portfolio may
                hold a limited number of additional
                common stocks at times when the
                portfolio manager is accumulating
                new positions, phasing out and
                replacing existing positions or
                responding to exceptional market
                conditions.
    -----------------------------------------------------------------------
      INTER     AST MFS GLOBAL EQUITY PORTFOLIO:         Massachusetts
    NATIONAL    seeks capital growth. Under normal     Financial Services
     EQUITY     circumstances the Portfolio invests         Company
                at least 80% of its net assets in
                equity securities. The Portfolio may
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations.
    -----------------------------------------------------------------------
    LARGE CAP   AST MFS GROWTH PORTFOLIO: seeks          Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST MID-CAP VALUE PORTFOLIO: seeks          EARNEST
      VALUE     to provide capital growth by            Partners, LLC;
                investing primarily in                   WEDGE Capital
                mid-capitalization stocks that         Management L.L.P.
                appear to be undervalued. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous 12
                months based on month-end data.
    -----------------------------------------------------------------------
      FIXED     AST MONEY MARKET PORTFOLIO: seeks         Prudential
     INCOME     high current income and maintain          Investment
                high levels of liquidity. The          Management, Inc.
                Portfolio invests in high-quality
                money market instruments and seeks
                to maintain a stable net asset value
                (NAV) of $1 per share.
    -----------------------------------------------------------------------
      FIXED     AST NEUBERGER BERMAN CORE BOND         Neuberger Berman
     INCOME     PORTFOLIO: seeks to maximize total     Fixed Income LLC
                return consistent with the
                preservation of capital. Under
                normal circumstances the Portfolio
                invests at least 80% of its
                investable assets in bonds and other
                debt securities. All of the debt
                securities in which the Portfolio
                invests will be investment grade
                under normal circumstances.
    -----------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    ------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH    PORTFOLIO: seeks capital growth.         Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies with
               above-average sales and competitive
               returns on equity relative to their
               peers.
    ------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital             Management;
               growth. Under normal market             Neuberger Berman
               conditions, the Portfolio invests at     Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. Companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies.
    ------------------------------------------------------------------------
     ASSET     AST NEW DISCOVERY ASSET ALLOCATION     Bradford & Marzec,
     ALLOCA-   PORTFOLIO (formerly AST American           LLC; Brown
      TION     Century Income & Growth Portfolio):      Advisory, LLC;
               seeks total return. Total return is      C.S. McKee, LP;
               comprised of capital appreciation            EARNEST
               and income. Under normal                 Partners, LLC;
               circumstances, approximately 70% of     Epoch Investment
               the Portfolio's assets will be           Partners, Inc.;
               allocated to a combination of          Security Investors,
               domestic and international equity        LLC; Thompson,
               strategies and approximately 30% of     Siegel & Walmsley
               Portfolio's assets will be allocated           LLC
               to certain U.S. fixed-income
               investment strategies and a
               liquidity strategy. Depending upon
               the Portfolio's ability to achieve
               the necessary asset scale, the
               Trust's ability to implement certain
               legal agreements and custody
               arrangements, and market, economic,
               and financial conditions as of the
               Portfolio's commencement of
               operations, it may take several
               weeks for the Portfolio's assets to
               be fully invested in accordance with
               its investment objective and
               policies. During that time, it is
               anticipated that all or a portion of
               the Portfolio's assets will be
               invested in high grade, short term
               debt securities (both fixed and
               floating rate), money market funds,
               short-term bond funds,
               exchange-traded funds, and/or index
               futures contracts. A relatively long
               initial investment period may
               negatively affect the Portfolio's
               investment return and ability to
               achieve its investment objective.
    ------------------------------------------------------------------------
      INTER    AST PARAMETRIC EMERGING MARKETS        Parametric Portfolio
    NATIONAL   EQUITY PORTFOLIO: seeks long-term        Associates LLC
     EQUITY    capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the MSCI World Index.
               The Portfolio seeks to employ a
               top-down, disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND        Pacific Investment
     INCOME    PORTFOLIO: seeks to maximize total         Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one-to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. Portfolio holdings
               are concentrated in areas of the
               bond market (based on quality,
               sector, interest rate or maturity)
               that the subadvisor believes to be
               relatively undervalued. The
               Portfolio may invest up to 10% total
               assets in non-investment grade bonds
               which are commonly known as "junk
               bonds".
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
      FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total         Management
                return consistent with preservation        Company LLC
                of capital and prudent investment            (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within two
                years (+/-) of the duration of the
                Barclay's Capital U.S. Aggregate
                Bond Index. Portfolio holdings are
                concentrated in areas of the bond
                market (based on quality, sector,
                interest rate or maturity) that the
                subadvisor believes to be relatively
                undervalued. The Portfolio may
                invest up to 10% total assets in
                non-investment grade bonds which are
                commonly known as "junk bonds".
    ------------------------------------------------------------------------
      ASSET     AST PRESERVATION ASSET ALLOCATION          Prudential
     ALLOCA-    PORTFOLIO: seeks to obtain a total      Investments LLC;
      TION      return consistent with its specified      Quantitative
                level of risk. The Portfolio               Management
                primarily invests its assets in a        Associates LLC
                diversified portfolio of other
                mutual funds, within the Advanced
                Series Trust and certain affiliated
                money market funds. Under normal
                market conditions, the Portfolio
                will devote approximately 35% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 27.5% to
                42.5%), and 65% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 57.5% to 72.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, exchange
                traded funds (ETFs), and futures
                contracts, swap agreements and other
                financial and derivative instruments.
    ------------------------------------------------------------------------
      FIXED     AST PRUDENTIAL CORE BOND PORTFOLIO:        Prudential
     INCOME     seeks to maximize total return             Investment
                consistent with the long-term           Management, Inc.
                preservation of capital. The
                Portfolio will invest, under normal
                circumstances, at least 80% of its
                net assets in intermediate and
                long-term debt obligations and high
                quality money market instruments.
                The Portfolio will invest, under
                normal circumstances, at least 80%
                of its net assets in intermediate
                and long-term debt obligations that
                are rated investment grade by the
                major ratings services, or if
                unrated, considered to be of
                comparable quality by the
                subadvisor, and high quality money
                market instruments. Likewise, the
                Portfolio may invest up to 20% of
                its net assets in
                high-yield/high-risk debt securities
                (commonly known as "junk bonds").
                The Portfolio also may invest up to
                20% of its total assets in debt
                securities issued outside the U.S.
                by U.S. or foreign issuers, whether
                or not such securities are
                denominated in the U.S. dollar.
    ------------------------------------------------------------------------
    LARGE CAP   AST QMA US EQUITY ALPHA PORTFOLIO:        Quantitative
      BLEND     seeks long term capital                    Management
                appreciation. The portfolio utilizes     Associates LLC
                a long/short investment strategy and
                will normally invest at least 80% of
                its net assets plus borrowings in
                equity and equity related securities
                of US issuers. The Portfolio seeks
                to produce returns that exceed those
                of its benchmark index, the Russell
                1000(R), which is comprised of
                stocks representing more than 90% of
                the market cap of the US market and
                includes the largest 1000 securities
                in the Russell 3000(R) Index.
    ------------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
     ALLOCA-    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio operates as a
                "fund-of-funds", meaning that the
                Portfolio invests substantially all
                of its assets in a combination of
                other mutual funds. The assets of
                the Portfolio are allocated to a
                capital growth segment and a
                fixed-income segment. Under normal
                circumstances, approximately 75% of
                the Portfolio's net assets
                attributable to the capital growth
                segment are invested in underlying
                portfolios that invest primarily in
                equity securities, while the
                remaining 25% of the Portfolio's net
                assets attributable to the capital
                growth segment are invested in
                underlying portfolios that invest
                primarily in debt securities and
                money market instruments. All of the
                assets attributable to the
                fixed-income segment are invested in
                the AST Investment Grade Bond
                Portfolio, which in turn invests at
                least 80% of its assets in bonds.
                Portfolio assets are normally
                transferred between the capital
                growth segment and the fixed-income
                segment based upon the application
                of a quantitative model to the
                Portfolio's overall net asset value
                (NAV) per share. In general terms,
                the model seeks to transfer
                Portfolio assets from the capital
                growth segment to the fixed-income
                segment when the Portfolio's NAV per
                share experiences certain declines
                and from the fixed- income segment
                to the capital growth segment when
                the Portfolio's NAV per share
                experiences certain increases or
                remains flat over certain periods of
                time.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD             Schroder
     ALLOCA-    STRATEGIES PORTFOLIO: seeks                Investment
      TION      long-term capital appreciation. The     Management North
                Portfolio seeks to achieve its           America Inc./
                objective through a flexible global         Schroder
                asset allocation approach. This            Investment
                approach entails investing in           Management North
                traditional asset classes, such as        America Ltd.
                equity and fixed-income investments,
                and alternative asset classes, such
                as investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                Emerging Market Debt and absolute
                return strategies. The subadvisors
                seek to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS GLOBAL TACTICAL               Schroder
      ALLOCA    PORTFOLIO (formerly AST CLS Growth         Investment
      TION      Asset Allocation Portfolio): seeks      Management North
                to outperform its blended                America Inc./
                performance benchmark. The blended          Schroder
                benchmark is comprised of 45%              Investment
                Russell 3000, 12.5% MSCI EAFE (USD      Management North
                Hedged), 12.5% MSCI EAFE (Local),         America Ltd.
                and 30% Barclays Capital U.S.
                Aggregate Bond Index. The Portfolio
                is a multi asset-class fund that
                allocates its assets among various
                regions and countries throughout the
                world, including the United States
                (but in no less than three
                countries). The subadvisors use
                various investment strategies,
                currency hedging, and a global
                tactical asset allocation strategy
                in order to help the Portfolio
                achieve its investment objective.
                Under normal circumstances,
                approximately 70% of the Portfolio's
                net assets are invested to provide
                exposure to equity securities and
                approximately 30% of its net assets
                are invested to provide exposure to
                fixed-income securities. Depending
                on market conditions, such equity
                exposure may range between 60-80% of
                the Portfolio's net assets and such
                fixed-income exposure may range
                between 20-40% of its net assets.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The    Management, Inc.;
                Portfolio pursues its objective by       Emerald Mutual
                investing, under normal                  Fund Advisers
                circumstances, at least 80% of the           Trust
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Advisors, LLC; J.P.
                by investing primarily in              Morgan Investment
                small-capitalization stocks that       Management, Inc.;
                appear to be undervalued. The          Lee Munder Capital
                Portfolio invests, under normal            Group, LLC
                circumstances, at least 80% of the
                value of its net assets in small
                capitalization stocks. Small
                capitalization stocks are the stocks
                of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index at the
                time of purchase. Each subadvisor
                expects to utilize different
                investment strategies to achieve the
                Portfolio's objective.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
      ALLOCA    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods:
                the equity portion may range between
                50-70% and the fixed-income potion
                may range between 30-50%. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies with good
                growth prospects. The fixed income
                portion of the Portfolio will be
                allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE EQUITY INCOME          T. Rowe Price
      VALUE     PORTFOLIO (formerly AST                Associates, Inc.
                AllianceBernstein Core Value
                Portfolio): seeks substantial
                dividend income as well as long-term
                growth of capital through
                investments in the common stocks of
                established companies. The Portfolio
                will normally invest at least 80% of
                its net assets (including any
                borrowings for investment purposes)
                in common stocks, with 65% of net
                assets (including any borrowings for
                investment purposes) in
                dividend-paying common stocks of
                well-established companies. The
                Portfolio will typically employ a
                "value" approach in selecting
                investments. T. Rowe Price's
                research team will seek companies
                that appear to be undervalued by
                various measures and may be
                temporarily out of favor but have
                good prospects for capital
                appreciation and dividend growth. In
                selecting investments, T. Rowe Price
                generally will look for companies in
                the aggregate with an established
                operating history, above-average
                dividend yield relative to the S&P
                500 Index, low price/earnings ratio
                relative to the S&P 500 Index, a
                sound balance sheet and other
                positive financial characteristics,
                and low stock price relative to a
                company's underlying value as
                measured by assets, cash flow, or
                business franchises.
    -----------------------------------------------------------------------
      FIXED     AST T. ROWE PRICE GLOBAL BOND            T. Rowe Price
     INCOME     PORTFOLIO: seeks to provide high       Associates, Inc. /
                current income and capital growth by     T. Rowe Price
                investing in high-quality foreign      International Ltd
                and U.S. dollar-denominated bonds.          (TRPIL)
                The Portfolio will normally invest
                at least 80% of its total assets in
                fixed income securities. The
                Portfolio invests in all types of
                bonds, including those issued or
                guaranteed by U.S. or foreign
                governments or their agencies and by
                foreign authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
    -----------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE LARGE-CAP GROWTH       T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of   Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market
                capitalization is larger than the
                median market capitalization of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
    -----------------------------------------------------------------------
    SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES      T. Rowe Price
                PORTFOLIO: seeks long-term capital     Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although the Portfolio is
                primarily invested in U.S.
                securities, up to 50% of total
                assets also may be invested in
                foreign securities.
    -----------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
   -------------------------------------------------------------------------
     ASSET     AST WELLINGTON MANAGEMENT HEDGED           Wellington
     ALLOCA    EQUITY PORTFOLIO: seeks to                 Management
     TION      outperform a mix of 50% Russell 3000      Company, LLP
               Index, 20% MSCI EAFE Index, and 30%
               Treasury Bill Index over a full
               market cycle by preserving capital
               in adverse markets utilizing an
               options strategy while maintaining
               equity exposure to benefit from up
               markets through investments in
               Wellington Management's equity
               investment strategies. The Portfolio
               will use a broad spectrum of
               Wellington Management's equity
               investment strategies to invest in a
               broadly diversified portfolio of
               common stocks while also pursuing an
               equity index option overlay
               strategy. The equity index option
               overlay strategy is designed to help
               mitigate capital losses in adverse
               market environments and employs a
               put/spread collar to meet this goal.
               The Portfolio will normally invest
               at least 80% of its assets in common
               stocks of small, medium and large
               companies and may also invest up to
               30% of its assets in equity
               securities of foreign issuers and
               non-dollar denominated securities.
   -------------------------------------------------------------------------
     FIXED     AST WESTERN ASSET CORE PLUS BOND          Western Asset
    INCOME     PORTFOLIO: seeks to maximize total         Management
               return, consistent with prudent              Company
               investment management and liquidity
               needs, by investing to obtain the
               average duration specified for the
               Portfolio. The Portfolio invests,
               under normal circumstances, at least
               80% of the value of its assets in
               debt and fixed-income securities.
               The Portfolio's current target
               average duration is generally 2.5 to
               7 years. The Portfolio pursues this
               objective by investing in all major
               fixed income sectors with a bias
               towards non-Treasuries. The
               Portfolio has the ability to invest
               up to 20% in below investment grade
               securities. Securities rated below
               investment grade are commonly known
               as "junk bonds" or "high yield"
               securities.
   -------------------------------------------------------------------------
                      AIM VARIABLE INSURANCE
                FUNDS (INVESCO VARIABLE INSURANCE
                              FUNDS)
   -------------------------------------------------------------------------
    MID CAP    AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
    GROWTH     (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO VAN KAMPEN V.I. MID CAP
               GROWTH FUND - SERIES I SHARES
               (formerly Invesco V.I. Capital
               Development Fund - Series I shares):
               seeks capital growth. Under normal
               market conditions, Invesco Advisers,
               Inc. (the Adviser), the Fund's
               investment adviser, seeks to achieve
               the Fund's investment objective by
               investing primarily in common stocks
               and other equity securities of
               medium-sized companies that are
               considered by the Adviser to have
               strong earnings growth.
   -------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. DIVERSIFIED DIVIDEND
               FUND - SERIES I SHARES (formerly
               Invesco V.I. Dividend Growth Fund -
               Series I shares): seeks to provide
               reasonable current income and
               long-term growth of income and
               capital. The Fund will normally
               invest at least 80% of its net
               assets (plus any borrowings for
               investment purposes) in common
               stocks of companies which pay
               dividends and have the potential for
               increasing dividends.
   -------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. GLOBAL HEALTH CARE FUND
               - SERIES I SHARES: seeks long-term
               growth of capital. The Fund invests,
               under normal circumstances, at least
               80% of net assets (plus borrowings
               for investment purposes) in
               securities issued by domestic and
               foreign companies and governments
               engaged primarily in the health care
               industry.
   -------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. TECHNOLOGY FUND -
               SERIES I SHARES: seeks long-term
               growth of capital. The Fund invests,
               under normal circumstances, at least
               80% of net assets (plus borrowings
               for investment purposes) in
               securities of issuers engaged
               primarily in technology-related
               industries. The Fund invests
               primarily in equity securities.
   -------------------------------------------------------------------------
                FIRST DEFINED PORTFOLIO FUND, LLC
   -------------------------------------------------------------------------
   SPECIALTY   FIRST TRUST TARGET FOCUS FOUR          First Trust Advisors
               PORTFOLIO: seeks to provide                   L.P.
               above-average capital appreciation.
               The Portfolio seeks to achieve its
               objective by investing in the common
               stocks of companies which are
               selected by applying four separate
               uniquely specialized strategies (the
               "Focus Four Strategy"). The Focus
               Four Strategy adheres to a
               disciplined investment process that
               targets the following four
               strategies: The Dow(R) Target
               Dividend Strategy, Value Line(R)
               Target 25 Strategy, S&P Target SMid
               60 Strategy, and NYSE(R)
               International Target 25 Strategy.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
   -------------------------------------------------------------------------
   SPECIALTY   GLOBAL DIVIDEND TARGET 15 PORTFOLIO:   First Trust Advisors
               seeks to provide above-average total          L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks issued by companies
               that are expected to provide income
               and to have the potential for
               capital appreciation. The Portfolio
               invests primarily in the common
               stocks of the companies which are
               components of the Dow Jones
               Industrial Average/sm/ ("DJIA/sm/"),
               the Financial Times Industrial
               Ordinary Share Index ("FT Index")
               and the Hang Seng Index. The
               Portfolio primarily consists of
               common stocks of the five companies
               with the lowest per share stock
               prices of the ten companies in each
               of the DJIA/sm/, FT Index and Hang
               Seng Index, respectively, that have
               the highest dividend yields in the
               respective index on or about the
               applicable stock selection date.
               Each security is initially equally
               weighted in the portfolio on or
               about the applicable stock selection
               date.
   -------------------------------------------------------------------------
   SPECIALTY   NASDAQ(R) TARGET 15 PORTFOLIO: seeks   First Trust Advisors
               to provide above-average total                L.P.
               return. Beginning with the stocks in
               the NASDAQ-100 Index(R) on or about
               the applicable stock selection date,
               the Portfolio selects fifteen stocks
               based on a multi-factor model. A
               modified market capitalization
               approach is used to initially weight
               each security in the portfolio.
   -------------------------------------------------------------------------
   SPECIALTY   S&P(R) TARGET 24 PORTFOLIO: seeks to   First Trust Advisors
               provide above-average total return.           L.P.
               Beginning with the stocks in the
               Standard & Poor's 500 Index ("S&P
               500 Index"), on or about the
               applicable stock selection date, the
               Portfolio selects three stocks from
               each of the eight largest economic
               sectors of the S&P 500 Index. The
               twenty-four stocks are selected
               based on a multi-factor model and a
               modified market capitalization
               approach is used to initially weight
               each security in the portfolio.
   -------------------------------------------------------------------------
   SPECIALTY   TARGET MANAGED VIP PORTFOLIO: seeks    First Trust Advisors
               to provide above-average total                L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks of the companies
               that are identified based on six
               uniquely specialized strategies -
               The Dow(R) DART 5, the European
               Target 20, the NASDAQ(R) Target 15,
               the S&P(R) Target 24, the Target
               Small- Cap and the Value Line(R)
               Target 25. Each strategy employs a
               quantitative approach by screening
               common stocks for certain attributes
               and/or using a multi-factor scoring
               system to select the common stocks.
   -------------------------------------------------------------------------
   SPECIALTY   THE DOW(R) TARGET DIVIDEND             First Trust Advisors
               PORTFOLIO: seeks to provide                   L.P.
               above-average total return. The
               Portfolio seeks to achieve its
               objective by investing in common
               stocks issued by companies that are
               expected to provide income and to
               have the potential for capital
               appreciation. Beginning with the
               stocks in The Dow Jones U.S.Select
               Dividend Index/sm/, on or about the
               applicable stock selection date, the
               Portfolio selects twenty common
               stocks based on a multi-factor
               model. Each security is initially
               expected to be relatively equally
               weighted in the portfolio on or
               about the applicable stock selection
               date.
   -------------------------------------------------------------------------
   SPECIALTY   THE DOW(R) DART 10 PORTFOLIO: seeks    First Trust Advisors
               to provide above-average total                L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks issued by companies
               that are expected to provide income
               and to have the potential for
               capital appreciation. The Portfolio
               invests primarily in the common
               stocks of the ten companies in the
               DJIA that have the highest combined
               dividend yields and buyback ratios
               on or about the applicable stock
               selection date. Each security is
               initially expected to be relatively
               equally weighted in the portfolio on
               or about the applicable stock
               selection date.
   -------------------------------------------------------------------------
   SPECIALTY   VALUE LINE(R) TARGET 25 PORTFOLIO:     First Trust Advisors
               seeks to provide above-average                L.P.
               capital appreciation. The Portfolio
               seeks to achieve its objective by
               investing in 25 of the 100 common
               stocks that Value Line(R) gives a #1
               ranking for Timelines/tm/. Value
               Line(R) ranks approximately 1,700
               stocks of which 100 are given their
               #1 ranking for Timeliness(TM) which
               measures Value Line's view of their
               probable price performance during
               the next six to 12 months relative
               to the others. Beginning with the
               100 stocks that Value Line(R) ranks
               #1 for Timeliness(TM), on or about
               the applicable stock selection date,
               the Portfolio selects twenty five
               stocks based on a multi-factor
               model. A modified market
               capitalization approach is used to
               initially weight each security in
               the portfolio.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
    -----------------------------------------------------------------------
    MODERATE    FRANKLIN TEMPLETON VIP FOUNDING        Franklin Templeton
       ALLO     FUNDS ALLOCATION FUND: seeks capital     Services, LLC
     CATION     appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities
                Fund. The Fund is not available as
                an investment option to Owners who
                purchase an Annuity on or after
                April 30, 2012. Owners who have
                purchased an Annuity prior to April
                30, 2012 and have invested in the
                Fund at any time since they have
                owned their Annuity, may continue to
                allocate Purchase Payments to the
                Fund after this date, including
                through Dollar Cost Averaging,
                Automatic Rebalancing, or comparable
                programs. However, Owners should be
                aware that all monies that they have
                invested in the Fund are scheduled
                to be transferred to the AST
                Franklin Templeton Founding Funds
                Allocation Portfolio by way of a
                fund substitution anticipated to
                take place in June 2012, pending the
                receipt of the necessary regulatory
                approvals. Once the fund
                substitution is completed, the Fund
                will no longer be available for
                investments by any Owners.
    -----------------------------------------------------------------------
                NATIONWIDE VARIABLE INSURANCE TRUST
    -----------------------------------------------------------------------
      INTER     NVIT DEVELOPING MARKETS FUND: seeks     Nationwide Fund
    NATIONAL    long-term capital appreciation,          Advisors/The
     EQUITY     under normal conditions by investing    Boston Company
                at least 80% of its net assets in      Asset Management,
                equity securities of companies that           LLC
                are tied economically to emerging
                market countries. The Fund typically
                maintains investments in at least
                six countries at all times.
    -----------------------------------------------------------------------
                             PROFUND VP
    -----------------------------------------------------------------------
     EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK DAILY
     INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES, CORRESPOND TO THE
     PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE DAILY PERFORMANCE OF AN
     INDEX OR SECURITY, OR THE INVERSE (-1X), A MULTIPLE (I.E., 1.25X OR
     2X), OR AN INVERSE MULTIPLE (I.E., -1.25X OR -2X) OF THE DAILY
     PERFORMANCE OF AN INDEX OR SECURITY. EACH CLASSIC PROFUND VP AND
     SECTOR PROFUND VP PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT
     RESULTS, BEFORE FEES AND EXPENSES, THAT MATCH (1X) THE DAILY
     PERFORMANCE OF ITS BENCHMARK. EACH ULTRA PROFUND VP PORTFOLIO SEEKS
     TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT
     CORRESPOND TO A MULTIPLE (I.E., 1.25X OR 2X) OF THE DAILY PERFORMANCE
     OF ITS BENCHMARK. EACH INVERSE PROFUND VP PORTFOLIO SEEKS TO PROVIDE
     DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND
     TO THE INVERSE (-1X) OR AN INVERSE MULTIPLE (I.E., -1.25X OR -2X) OF
     THE DAILY PERFORMANCE OF ITS BENCHMARK. THE INVESTMENT STRATEGY OF
     SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY)
     THE DAILY INVESTMENT RESULTS OF THE APPLICABLE INDEX OR SECURITY. IT
     IS RECOMMENDED THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL
     ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR TACTICAL
     ASSET ALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS
     ARE ARRANGED BASED ON THE INDEX ON WHICH ITS INVESTMENT STRATEGY IS
     BASED.
    -----------------------------------------------------------------------
    SPECIALTY   PROFUND VP BULL: seeks daily           ProFund Advisors
                investment results, before fees and           LLC
                expenses, that correspond to the
                daily performance of the S&P 500(R)
                (the "Index"). To meet its
                investment objective, the Fund
                invests in equity securities and
                derivatives that ProFund Advisors
                believes, in combination, should
                have similar daily return
                characteristics as the daily return
                of the Index.
    -----------------------------------------------------------------------
    SPECIALTY   PROFUND VP BEAR: seeks daily           ProFund Advisors
                investment results, before fees and           LLC
                expenses, that correspond to the
                inverse (-1x) of the daily
                performance of the S&P 500(R) (the
                "Index"). To meet its investment
                objective, the Fund invests in
                derivatives that ProFund Advisors
                believes, in combination, should
                have similar daily return
                characteristics as the inverse (-1x)
                of the daily return of the Index.
    -----------------------------------------------------------------------
    SPECIALTY   PROFUND VP ULTRABULL: seeks daily      ProFund Advisors
                investment results, before fees and           LLC
                expenses, that correspond to twice
                (2x) the daily performance of the
                S&P 500(R) (the "Index"). To meet
                its investment objective, the Fund
                invests equity securities and
                derivatives that ProFund Advisors
                believes, in combination, should
                have similar daily return
                characteristics as twice (2x) the
                daily return of the Index.
    -----------------------------------------------------------------------
     THE S&P 500(R) IS A MEASURE OF LARGE-CAP U.S. STOCK MARKET
     PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
     INDEX OF 500 U.S. OPERATING COMPANIES AND REAL ESTATE INVESTMENT
     TRUSTS SELECTED THROUGH A PROCESS THAT FACTORS CRITERIA SUCH AS
     LIQUIDITY, PRICE, MARKET CAPITALIZATION AND FINANCIAL VIABILITY.
    -----------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUBADVISOR
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP NASDAQ-100: seeks daily      ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the NASDAQ-100
                  Index(R) (the "Index"). To meet its
                  investment objective, the Fund
                  invests in equity securities and
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar daily return
                  characteristics as the daily return
                  of the Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SHORT NASDAQ-100: seeks      ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the inverse (-1x) of the daily
                  performance of the NASDAQ-100
                  Index(R) (the "Index"). To meet its
                  investment objective, the Fund
                  invests in derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRANASDAQ-100: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to twice (2x) the daily performance
                  of the NASDAQ-100 Index(R) (the
                  "Index"). To meet its investment
                  objective, the Fund invests equity
                  securities and derivatives that
                  ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as
                  twice (2x) the daily return of the
                  Index(R).
     ------------------------------------------------------------------------
      THE NASDAQ-100 INDEX(R) INCLUDES 100 OF THE LARGEST NON-FINANCIAL
      DOMESTIC AND INTERNATIONAL ISSUES LISTED ON THE NASDAQ STOCK MARKET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRASMALL-CAP: seeks        ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to twice (2x) the daily performance
                  of the Russell 2000(R) Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as
                  twice (2x) the daily return of the
                  Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SHORT SMALL-CAP: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the inverse (-1x) of the daily
                  performance of the Russell 2000(R)
                  Index (the "Index"). To meet its
                  investment objective, the Fund
                  invests in derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
      THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS AN ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX
      CONTAINING APPROXIMATELY 2000 OF THE SMALLEST COMPANIES IN THE
      RUSSELL 3000 INDEX OR APPROXIMATELY 8% OF THE TOTAL MARKET
      CAPITALIZATION OF THE RUSSELL 3000 INDEX, WHICH IN TURN REPRESENTS
      APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRAMID-CAP: seeks daily    ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to twice
                  (2x) the daily performance of the
                  S&P MidCap 400(R) (the "Index"). To
                  meet its investment objective, the
                  Fund invests in equity securities
                  and derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as twice (2x) the
                  daily return of the Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SHORT MID-CAP: seeks         ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the inverse (-1x) of the daily
                  performance of the S&P MidCap 400(R)
                  (the "Index"). To meet its
                  investment objective, the Fund
                  invests in derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
      THE S&P MIDCAP 400(R) IS A MEASURE OF MID-SIZE COMPANY U.S. STOCK
      MARKET PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET CAPITALIZATION
      WEIGHTED INDEX OF 400 U.S. OPERATING COMPANIES AND REAL ESTATE
      INVESTMENT TRUSTS SELECTED THROUGH A PROCESS THAT FACTORS CRITERIA
      SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION AND FINANCIAL
      VIABILITY.
     ------------------------------------------------------------------------
     SMALL CAP    PROFUND VP SMALL-CAP VALUE: seeks       ProFund Advisors
       VALUE      daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  SmallCap 600(R) Value Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the daily return
                  of the Index.
     ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
      THE S&P SMALLCAP 600(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "VALUE"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISING STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE VALUE END OF THE
      GROWTH-VALUE SPECTRUM. IT IS A FLOAT ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX OF 600 U.S. OPERATING COMPANIES.
      SECURITIES ARE SELECTED FOR INCLUSION IN THE INDEX BY AN S&P
      COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT FACTORS IN
      CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION,
      FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R) Growth Index(R) (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P SMALLCAP 600(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISING STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. IT IS A FLOAT-ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX OF 600 U.S. OPERATING COMPANIES.
      SECURITIES ARE SELECTED FOR INCLUSION IN THE INDEX BY AN S&P
      COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT FACTORS IN CRITERIA
      SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION, FINANCIAL
      VIABILITY, AND PUBLIC FLOAT.
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R) Value Index (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE S&P 500(R) VALUE INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R) Growth Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P 500(R) GROWTH INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISED OF STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP VALUE: seeks        ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R) Value Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISED OF STOCKS REPRESENTING APPROXIMATELY HALF THE
      MARKET CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN
      IDENTIFIED AS BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP GROWTH: seeks       ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R) Growth Index(R) (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISED OF STOCKS REPRESENTING APPROXIMATELY HALF THE
      MARKET CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN
      IDENTIFIED AS BEING ON THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP ASIA 30: seeks daily        ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the ProFunds
                 Asia 30 Index(R) (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities,
                 depositary receipts and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE PROFUNDS ASIA 30 INDEX, CREATED BY PROFUND ADVISORS, IS
      COMPOSED OF COMPANIES WHOSE PRINCIPAL OFFICES ARE LOCATED IN ASIA,
      AND WHOSE SECURITIES ARE TRADED ON U.S. EXCHANGES OR ON THE NASDAQ
      AS DEPOSITORY RECEIPTS OR ORDINARY SHARES. THE COMPONENT COMPANIES
      IN THE PROFUNDS ASIA 30 INDEX ARE DETERMINED ANNUALLY BASED UPON
      THEIR U.S. DOLLAR-TRADED VOLUME. THEIR RELATIVE WEIGHTS ARE
      DETERMINED BASED ON THE MODIFIED MARKET CAPITALIZATION METHOD.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP EUROPE 30: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the ProFunds
                 Europe 30 Index(R) (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 depositary receipts, and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE PROFUNDS EUROPE 30 INDEX, CREATED BY PROFUND ADVISORS, IS
      COMPOSED OF COMPANIES WHOSE PRINCIPAL OFFICES ARE LOCATED IN EUROPE
      AND WHOSE SECURITIES ARE TRADED ON U.S. EXCHANGES OR ON THE NASDAQ
      AS DEPOSITARY RECEIPTS OR ORDINARY SHARES. THE COMPONENT COMPANIES
      IN THE PROFUNDS EUROPE 30 INDEX ARE DETERMINED ANNUALLY BASED UPON
      THEIR U.S. DOLLAR- TRADED VOLUME. THEIR RELATIVE WEIGHTS ARE
      DETERMINED BASED ON A MODIFIED MARKET CAPITALIZATION METHOD.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP JAPAN: seeks daily          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Nikkei 225
                 Stock Average (the "Index"). To meet
                 its investment objective, the Fund
                 invests in derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index. The Fund seeks to
                 provide a return consistent with an
                 investment in the component equities
                 in the Nikkei 225 Stock Average
                 hedged to U.S. dollars. The Fund
                 determines its success in meeting
                 this investment objective by
                 comparing its daily return on a
                 given day with the daily performance
                 of the dollar-denominated Nikkei 225
                 futures contracts traded in the
                 United States.
     ---------------------------------------------------------------------
      THE NIKKEI 225 STOCK AVERAGE ("NIKKEI" ) IS A MODIFIED
      PRICE-WEIGHTED INDEX OF THE 225 MOST ACTIVELY TRADED AND LIQUID
      JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK
      EXCHANGE (TSE). THE NIKKEI IS CALCULATED FROM THE PRICES OF THE 225
      TSE FIRST SECTION STOCKS SELECTED TO REPRESENT A BROAD
      CROSS-SECTION OF JAPANESE INDUSTRIES AND THE OVERALL PERFORMANCE OF
      THE JAPANESE EQUITY MARKET. NIHON KEIZAI SHIMBUN, INC. IS THE
      SPONSOR OF THE INDEX. COMPANIES IN THE NIKKEI ARE REVIEWED
      ANNUALLY. EMPHASIS IS PLACED ON MAINTAINING THE INDEX'S HISTORICAL
      CONTINUITY WHILE KEEPING THE INDEX COMPOSED OF STOCKS WITH HIGH
      MARKET LIQUIDITY. THE SPONSOR CONSULTS WITH VARIOUS MARKET EXPERTS,
      CONSIDERS COMPANY- SPECIFIC INFORMATION AND THE OVERALL COMPOSITION
      OF THE NIKKEI.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BANKS: seeks daily          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Banks Index(R) (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BANKS INDEX MEASURES THE PERFORMANCE OF THE
      BANKING SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, REGIONAL AND MAJOR U.S. DOMICILED BANKS
      ENGAGED IN A WIDE RANGE OF FINANCIAL SERVICES, INCLUDING RETAIL
      BANKING, LOANS AND MONEY TRANSMISSIONS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BASIC MATERIALS: seeks      ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Basic Materials Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BASIC MATERIALS INDEX MEASURES THE PERFORMANCE
      OF THE BASIC MATERIALS SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES ARE INVOLVED IN THE PRODUCTION OF ALUMINUM, STEEL,
      NON-FERROUS METALS, COMMODITY CHEMICALS, SPECIALTY CHEMICALS,
      FOREST PRODUCTS, PAPER PRODUCTS, AS WELL AS THE MINING OF PRECIOUS
      METALS AND COAL.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BIOTECHNOLOGY: seeks        ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Biotechnology Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BIOTECHNOLOGY INDEX MEASURES THE PERFORMANCE OF
      THE BIOTECHNOLOGY SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES ENGAGE IN RESEARCH AND DEVELOPMENT OF BIOLOGICAL
      SUBSTANCES FOR DRUG DISCOVERY AND DIAGNOSTIC DEVELOPMENT. THESE
      COMPANIES DERIVE MOST OF THEIR REVENUE FROM THE SALE OF LICENSING
      OF DRUGS AND DIAGNOSTIC TOOLS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER GOODS: seeks       ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Goods Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER SERVICES: seeks    ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Services Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP FINANCIALS: seeks daily     ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Financials Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP HEALTH CARE: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Health Care/SM/ Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP INDUSTRIALS: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Industrials Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ---------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUBADVISOR
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP INTERNET: seeks daily        ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Internet Composite/SM/ Index. To
                  meet its investment objective, the
                  Fund invests in equity securities
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES INTERNET COMPOSITE/SM/ INDEX MEASURES THE PERFORMANCE
      OF STOCKS IN THE U.S. EQUITY MARKETS THAT GENERATE THE MAJORITY OF
      THEIR REVENUES FROM THE INTERNET. THE INDEX IS COMPOSED OF TWO
      SUB-GROUPS: INTERNET COMMERCE, WHICH INCLUDES COMPANIES THAT DERIVE
      THE MAJORITY OF THEIR REVENUES FROM PROVIDING GOODS AND/OR SERVICES
      THROUGH AN OPEN NETWORK, SUCH AS A WEBSITE, AND INTERNET SERVICES,
      WHICH INCLUDE COMPANIES THAT DERIVE THE MAJORITY OF THEIR REVENUES
      FROM PROVIDING ACCESS TO THE INTERNET OR PROVIDING SERVICES TO
      PEOPLE USING THE INTERNET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP OIL & GAS: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas/SM/ Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. OIL & GAS/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE OIL AND GAS SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, EXPLORATION AND PRODUCTION,
      INTEGRATED OIL AND GAS, OIL EQUIPMENT AND SERVICES, PIPELINES,
      RENEWABLE ENERGY EQUIPMENT COMPANIES AND ALTERNATIVE FUEL PRODUCERS.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP PHARMACEUTICALS: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Pharmaceuticals Index
                  (the "Index"). To meet its
                  investment objective, the Fund
                  invests in equity securities and
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar daily return
                  characteristics as the daily return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. PHARMACEUTICALS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE PHARMACEUTICALS SECTOR OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, THE MAKERS OF
      PRESCRIPTION AND OVER-THE-COUNTER DRUGS SUCH AS BIRTH CONTROL
      PILLS, VACCINES, ASPIRIN AND COLD REMEDIES.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP PRECIOUS METALS: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones Precious Metals Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar daily return
                  characteristics as the daily return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES PRECIOUS METALS INDEX MEASURES THE PERFORMANCE OF THE
      PRECIOUS METALS MINING SECTOR. COMPONENT COMPANIES INCLUDE, AMONG
      OTHERS, LEADING MINERS AND PRODUCERS OF GOLD, SILVER AND
      PLATINUM-GROUP METALS WHOSE SECURITIES ARE AVAILABLE TO U.S.
      INVESTORS DURING U.S. TRADING HOURS. IT IS A FLOAT-ADJUSTED
      MARKET-CAPITALIZATION WEIGHTED INDEX.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP REAL ESTATE: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the daily return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT AND REAL
      ESTATE SERVICE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS
      ("REITS") THAT INVEST IN INDUSTRIAL, OFFICES AND RETAIL PROPERTIES.
      REITS ARE PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS AND
      INTERESTS.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SEMICONDUCTOR: seeks         ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Semiconductors Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. SEMICONDUCTORS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE SEMICONDUCTOR SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES ARE ENGAGED IN THE PRODUCTION OF SEMICONDUCTORS
      AND OTHER INTEGRATED CHIPS, AS WELL AS OTHER RELATED PRODUCTS SUCH
      AS SEMICONDUCTOR CAPITAL EQUIPMENT AND MOTHERBOARDS.
     ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
    SPECIALTY   PROFUND VP TECHNOLOGY: seeks daily      ProFund Advisors
                investment results, before fees and           LLC
                expenses, that correspond to the
                daily performance of the Dow Jones
                U.S. Technology Index (the "Index").
                To meet its investment objective,
                the Fund invests in equity
                securities and derivatives that
                ProFund Advisors believes, in
                combination, should have similar
                daily return characteristics as the
                daily return of the Index.
    ------------------------------------------------------------------------
     THE DOW JONES U.S. TECHNOLOGY/SM/ INDEX MEASURES THE PERFORMANCE OF
     THE TECHNOLOGY SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
     INCLUDE, AMONG OTHERS, THOSE INVOLVED IN COMPUTERS AND OFFICE
     EQUIPMENT, SOFTWARE, COMMUNICATIONS TECHNOLOGY, SEMICONDUCTORS,
     DIVERSIFIED TECHNOLOGY SERVICES AND INTERNET SERVICES.
    ------------------------------------------------------------------------
    SPECIALTY   PROFUND VP TELECOMMUNICATIONS: seeks    ProFund Advisors
                daily investment results, before              LLC
                fees and expenses, that correspond
                to the daily performance of the Dow
                Jones U.S. Telecommunications Index
                (the "Index"). To meet its
                investment objective, the Fund
                invests in equity securities and
                derivatives that ProFund Advisors
                believes, in combination, should
                have similar daily return
                characteristics as the daily return
                of the Index.
    ------------------------------------------------------------------------
     THE DOW JONES U.S. TELECOMMUNICATIONS/SM/ INDEX MEASURES THE
     PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
     MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
     COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
    ------------------------------------------------------------------------
    SPECIALTY   PROFUND VP UTILITIES: seeks daily       ProFund Advisors
                investment results, before fees and           LLC
                expenses, that correspond to the
                daily performance of the Dow Jones
                U.S. Utilities Index (the "Index").
                To meet its investment objective,
                the Fund invests in equity
                securities that ProFund Advisors
                believes, in combination, should
                have similar daily return
                characteristics as the daily return
                of the Index.
    ------------------------------------------------------------------------
     THE DOW JONES U.S. UTILITIES/SM/ INDEX MEASURES THE PERFORMANCE OF
     THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
     INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
     UTILITIES.
    ------------------------------------------------------------------------
    SPECIALTY   PROFUND VP U.S. GOVERNMENT PLUS:        ProFund Advisors
                seeks daily investment results,               LLC
                before fees and expenses, that
                correspond to one and one-quarter
                times (1.25x) the daily movement of
                the most recently issued 30-year
                U.S. Treasury bond ("Long Bond"). To
                meet its investment objective, the
                Fund invests in U.S. Treasury
                securities, money market instruments
                and derivatives that ProFund
                Advisors believes, in combination,
                should have similar daily return
                characteristics as one and
                one-quarter times (1.25x) the daily
                movement of the Long Bond.
    ------------------------------------------------------------------------
    SPECIALTY   PROFUND VP RISING RATES OPPORTUNITY:    ProFund Advisors
                seeks daily investment results,               LLC
                before fees and expenses, that
                correspond to one and one-quarter
                times the inverse (-1.25x) of the
                daily price movement of the most
                recently issued 30-year U.S.
                Treasury bond ("Long Bond"). To meet
                its investment objective, the Fund
                invests in money market instruments
                and derivatives that ProFund
                Advisors believes, in combination,
                should have similar daily return
                characteristics as one and
                one-quarter times the inverse
                (-1.25x) of the daily movement of
                the Long Bond.
    ------------------------------------------------------------------------
    SPECIALTY   ACCESS VP HIGH YIELD FUND: seeks to     ProFund Advisors
                provide investment results that               LLC
                correspond generally to the total
                return of the high yield market
                consistent with maintaining
                reasonable liquidity. To meet its
                investment objective, the Fund
                invests in derivatives and money
                market instruments that ProFund
                Advisors believes, in combination,
                should provide investment results
                that correspond to the high yield
                market. The Fund also may invest in
                non-investment grade bonds, commonly
                known as "junk bonds."
    ------------------------------------------------------------------------
                     THE PRUDENTIAL SERIES FUND
    ------------------------------------------------------------------------
      INTER     THE PRUDENTIAL SERIES FUND - SP        Jennison Associates
    NATIONAL    INTERNATIONAL GROWTH PORTFOLIO:           LLC; Marsico
     EQUITY     Seeks long-term growth of                   Capital
                capital. The Portfolio invests          Management, LLC;
                primarily in stocks of large and        William Blair &
                medium-sized companies located in         Company, LLC
                countries around the world. Under
                normal market conditions, the
                portfolio invests at least 65% of
                its total assets in common stock of
                foreign companies operating or based
                in at least five different
                countries, which may include
                countries with emerging markets. The
                Portfolio may invest anywhere in the
                world, but generally not in the U.S.
                and will not concentrate investments
                in any particular industry. The
                Portfolio seeks companies that
                historically have had above average
                growth, improving profitability,
                strong balance sheets, management
                strength and strong market share for
                its products. The Portfolio also
                tries to buy such stocks at
                attractive prices in relation to
                their growth prospects. (see
                information above regarding limited
                availability of this option.)
    ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUBADVISOR
     ----------------------------------------------------------------------
                      WELLS FARGO VARIABLE TRUST
     ----------------------------------------------------------------------
       INTER     WELLS FARGO ADVANTAGE VT               Wells Fargo Funds
     NATIONAL    INTERNATIONAL EQUITY FUND - CLASS 1:   Management, LLC,
      EQUITY     seeks long-term capital                 adviser; Wells
                 growth/capital appreciation. The           Capital
                 fund normally invests at least 80%     Management Inc.,
                 of its assets in equity securities       sub-adviser
                 of foreign issuers, and up to 20% of
                 its total assets in emerging market
                 equity securities.
     ----------------------------------------------------------------------
     LARGE CAP   WELLS FARGO ADVANTAGE VT INTRINSIC     Wells Fargo Funds
       VALUE     VALUE FUND - CLASS 2: seeks            Management, LLC,
                 long-term capital appreciation. The        adviser;
                 fund normally invests at least 80%     Metropolitan West
                 of its assets in equity securities         Capital
                 of large-capitalization companies,     Management, Inc.,
                 which it defines as companies with       sub-adviser
                 the market capitalizations within
                 the range of the Russell 1000(R)
                 Value Index. The Wells Fargo
                 Advantage VT Intrinsic Value Fund
                 can invest up to 20% of its assets
                 in equity securities of foreign
                 issuers, through ADRs and similar
                 investments. Furthermore, we may use
                 futures, options or swap agreements,
                 as well as other derivatives, to
                 manage risk or to enhance return.
     ----------------------------------------------------------------------
     LARGE CAP   WELLS FARGO ADVANTAGE VT OMEGA         Wells Fargo Funds
      GROWTH     GROWTH FUND - CLASS 1: seeks           Management, LLC,
                 long-term capital                       adviser; Wells
                 growth/appreciation. The fund              Capital
                 normally invests at least 80% of its   Management Inc.,
                 assets in equity securities of any       sub-adviser
                 market capitalization and may invest
                 up to 25% of its assets in equity
                 securities of foreign issuers,
                 including ADRs and similar
                 investments. The Fund invests
                 principally in equity securities of
                 companies of all market
                 capitalizations. Furthermore, we may
                 use futures, options or swap
                 agreements, as well as other
                 derivatives, to manage risk or to
                 enhance return.
     ----------------------------------------------------------------------
     SMALL CAP   WELLS FARGO ADVANTAGE VT SMALL CAP     Wells Fargo Funds
      GROWTH     GROWTH FUND - CLASS 1: seeks           Management, LLC,
                 long-term capital                       adviser; Wells
                 growth/appreciation. The Fund              Capital
                 normally invests at least 80% of its   Management Inc.,
                 assets in equity securities of           sub-adviser
                 small-capitalization companies that
                 we believe have prospects for robust
                 and sustainable growth of revenues
                 and earnings. Small-capitalization
                 companies are defined as those with
                 market capitalizations of $3 billion
                 or less. Furthermore, the Fund may
                 use futures, options, repurchase or
                 reverse repurchase agreements or
                 swap agreements, as well as other
                 derivatives, to manage risk or to
                 enhance return.
     ----------------------------------------------------------------------



 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE NASDAQ TARGET 15 PORTFOLIO OR THE TARGET MANAGED VIP PORTFOLIO.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 WHAT ARE THE FIXED ALLOCATIONS?

 The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 Month DCA Program in the section entitled "Do You Offer Dollar
 Cost Averaging?" We no longer offer our 6 or 12 Month DCA Program.

 MVA FIXED ALLOCATIONS. We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

 MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

 DCA FIXED RATE OPTIONS. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program") and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Allocations), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


 DISTRIBUTION CHARGE: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through Prudential Annuities general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of purchase payments or likelihood of additional purchase payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
 $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II and ASL II. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional purchase payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity. You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals, and Third Party Investment Advisor.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named, the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

..   a change in Beneficiary if the Owner had previously made the designation irrevocable;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. UNLESS PROHIBITED BY APPLICABLE STATE LAW, WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY, AT ANY TIME ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND WE ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a

 "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied your Annuity based on your purchase payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "the Systematic Investment Plan." purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Unless you tell us otherwise, purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?
 We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to ASAP III, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued between June 20, 2005 and February 12, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Guaranteed Minimum Withdrawal Benefit, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity
 Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?

 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts according to the "hierarchy" described in this paragraph. This hierarchy consists of a priority list of investment options, and the Loyalty Credit is applied based on which of the items below is applicable and in effect when the Loyalty Credit is applied. Thus, if a given item in the priority list is inapplicable to you, we move to the next item. The hierarchy is as follows: (a) if you participate in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), any Loyalty Credit will be invested in accordance with such Program, (b) if you participate in an asset allocation program (see Appendix D for a description of such programs), in accordance with that program, (c) in accordance with your standing allocation instructions (d) if you participate in the Systematic Investment Plan, in accordance with that Plan, (e) if you participate in an automatic rebalancing program, in accordance with that program (f) in accordance with how your most recent purchase payment was allocated and (g) otherwise in accordance with your instructions, if items (a) through (f) above are not permitted or applicable.


 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO ASAP III.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of purchase payments made during the first four

 Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO APEX II.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued on or after February 13, 2006 (subject to state availability):

                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1         6.50%
                                 2         5.00%
                                 3         4.00%
                                 4         3.00%
                                 5         2.00%
                                 6         1.00%
                                 7+        0.00%
                             ---------------------

 For annuities issued prior to February 13, 2006:

                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1         6.00%
                                 2         5.00%
                                 3         4.00%
                                 4         3.00%
                                 5         2.00%
                                 6         1.00%
                                 7+        0.00%
                             ---------------------

 CREDITS APPLIED TO PURCHASE PAYMENTS FOR DESIGNATED CLASS OF ANNUITY OWNER Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all purchase payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -9.0%; Year 2 -9.0%; Year 3 -8.5%; Year 4 -8.0%; Year 5 -7.0%; Year 6 -6.0%; Year 7 -5.0%;
 Year 8 -4.0%; Year 9 -3.0%; Year 10 -2%; Year 11+ -0.0%.

 The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc., a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

 All other terms and conditions of the Annuity apply to Owners in the designated class.

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING CREDITS

 INITIAL PURCHASE PAYMENT
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:
..   any XTra Credits applied to your Account Value on purchase payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);
..   the amount available under the medically-related surrender portion of the
    Annuity will not include the amount of any XTra Credits payable on purchase payments made within 12 months prior to the date of a request under the medically-related surrender provision (to the extent allowed by State law); and
..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.

 GENERAL INFORMATION ABOUT CREDITS
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate purchase payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.

 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' Internet website (www.prudentialannuities.com).

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;(ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations or DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or the DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).
   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: WHEN A DOLLAR COST AVERAGING PROGRAM IS ESTABLISHED FROM A FIXED ALLOCATION OR A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS. THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE FIXED ALLOCATION OR A DCA FIXED RATE OPTION OVER THE GUARANTEE PERIOD OR THE DURATION OF THE PROGRAM, RESPECTIVELY.

 The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities originally offered specific Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program on the APEX II product. Those 6 month/12 month Fixed Allocations were designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers commenced on the date the Fixed Allocation was established, and then proceeded each month following until the entire principal amount plus earnings was transferred. Fixed Allocations could only be established with your initial Purchase Payment or additional purchase payments. You could not transfer existing Account Value to a Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.

 Under our current dollar cost averaging program used with Fixed Allocations, Account Value allocated to the Fixed Allocations will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM"). WE NO LONGER OFFER OUR 6 OR 12 MONTH DCA PROGRAM.
 The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.


 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment (including any associated credit) you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 6 Plus (as applicable) and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the
       6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you have elected one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Highest Daily GRO II, or GRO Plus II benefits.


 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix D entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      EXAMPLE
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 PLEASE NOTE: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL OR INVESTMENT ADVISOR UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.


 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates, in our sole discretion, for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.


 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states, the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA FORMULA
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I)/(1+J+0.0010)]/(N/365)/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.


 The denominator of the MVA formula includes a factor, currently equal to
 0.0010 or 10 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.


 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                           [(1 + I)/(1 + J)]/(N/365)/

 MVA EXAMPLES
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 EXAMPLE OF POSITIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)]/(N/365)/ = [1.055/1.041]/2/ = 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 EXAMPLE OF NEGATIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)]/(N/365)/ = [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, the Benefit Fixed Rate Account, and the DCA Fixed Rate options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation's Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, WE WILL THEN TRANSFER THE ACCOUNT VALUE IN THE FIXED ALLOCATION TO THE AST MONEY MARKET SUB-ACCOUNT. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, as permitted, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.


 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?


 DURING THE ACCUMULATION PERIOD

 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.


 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first in, first out basis
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


 Systematic Withdrawals will be taken pro rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata, as just described, based on the Account Value across all your Investment Options. Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime 6 Plus), systematic withdrawals must be taken pro rata. Ownership changes to and assignment of your Annuity will terminate any systematic withdrawals that had been in effect on the date of the change.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under
 Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA will be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.


 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or as otherwise stipulated by applicable State law); and
 (b) the amount of any XTra Credits added in conjunction with any purchase payments received after our receipt of your request for a medically-related surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above (if allowed by State law).

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional purchase payments can be made to the Annuity.

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"


 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.


 Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year. With respect to the ASL II Annuity, you may annuitize immediately, if you wish.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 2
 PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 3
 PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

 OPTION 4
 FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the insurance charge assessed to cover the risk that Key Lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.


 We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.


 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 FIXED ANNUITY PAYMENTS
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

 ADJUSTABLE ANNUITY PAYMENTS
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERSWHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Guaranteed Return Option (GRO)/1/
 Guaranteed Return Option Plus (GRO Plus)/1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)/1/
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/
 Guaranteed Return Option Plus II (GRO Plus II)
 Highest Daily Guaranteed Return Option Plus II (HD GRO II)
 Guaranteed Minimum Withdrawal Benefit (GMWB)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
 Spousal Highest Daily Lifetime 6 Plus Income Benefit

 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

..   GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). ALTHOUGH NOT GUARANTEED, THE OPTIONAL LIVING BENEFIT INVESTMENT REQUIREMENTS AND THE APPLICABLE FORMULA ARE DESIGNED TO REDUCE THE DIFFERENCE BETWEEN YOUR ACCOUNT VALUE AND OUR LIABILITY UNDER THE BENEFIT. MINIMIZING SUCH DIFFERENCE GENERALLY BENEFITS US BY DECREASING THE RISK THAT WE WILL USE OUR OWN ASSETS TO MAKE BENEFIT PAYMENTS TO YOU. THOUGH THE INVESTMENT REQUIREMENTS AND FORMULAS ARE DESIGNED TO REDUCE RISK, THEY DO NOT GUARANTEE ANY APPRECIATION OF YOUR ACCOUNT VALUE. IN FACT, THEY COULD MEAN THAT YOU MISS APPRECIATION OPPORTUNITIES IN OTHER INVESTMENT OPTIONS. WE ARE NOT PROVIDING YOU WITH INVESTMENT ADVICE THROUGH THE USE OF ANY OF THE FORMULAS. IN ADDITION, THE FORMULAS DO NOT CONSTITUTE AN INVESTMENT STRATEGY THAT WE ARE RECOMMENDING TO YOU.


 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.


 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).


 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a

 "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 GUARANTEED RETURN OPTION PLUS (GRO PLUS)
 GRO PLUS IS NO LONGER AVAILABLE FOR ELECTION.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE/ENHANCED PROTECTED PRINCIPAL VALUE The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

   . BASE GUARANTEE: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

   . ENHANCED GUARANTEE: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE BENEFIT (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE AND ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE AN ENHANCED GUARANTEE, ANY AMOUNTS HELD IN THE MVA FIXED ALLOCATIONS FOR THE ENHANCED GUARANTEE WILL BE LIQUIDATED, ON THE VALUATION DAY THE REQUEST IS PROCESSED, (WHICH MAY RESULT IN A MARKET VALUE ADJUSTMENT), AND SUCH AMOUNTS WILL BE TRANSFERRED ACCORDING TO THE RULES DESCRIBED IN "TERMINATION OF THE BENEFIT/ ENHANCED GUARANTEE". TERMINATION OF AN ENHANCED GUARANTEE WILL NOT RESULT IN TERMINATION OF THE BASE GUARANTEE. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the

       Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-Up Guarantee" in the rider we issue for this benefit.

 WITHDRAWALS UNDER YOUR ANNUITY
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments and, with respect to XT6, any Credits applied to such purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40 Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79)
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix M.

 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time;
..   if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and
    (iii) if neither such program is in effect, then to the AST Money Market Sub-account; and
..   a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 ELECTION OF THE BENEFIT

 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit - see the Death Benefit section of this prospectus).

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No MVA Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.
..   You cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

..   Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA
    Fixed Allocation.
..   Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed
    Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled "Your Optional Benefit Fees and Charges"

 GUARANTEED RETURN OPTION (GRO)
 GRO IS NO LONGER AVAILABLE FOR ELECTION.

 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix N. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).

 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s).

..   The amount of time until the maturity of your Guarantee(s);

..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA
    Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program)
    established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.
..   Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 ELECTION OF THE BENEFIT

 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 RESTART OF THE BENEFIT
 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit. - see "Charges under the Benefit" below.

 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 TERMINATION OF THE BENEFIT
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit - see the Death Benefit section of this prospectus).

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.
..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA
    Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 With respect to XT6 and APEX II, effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the benefit was elected.

 Owners who purchased an ASAP III Annuity between April 1, 2003 and
 September 30, 2003 or an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option benefit (or the fee for GRO Plus, if that benefit was elected and the Annuity was acquired during the Promotional Period) if elected at any time while their Annuity is in effect.
..   Prudential Annuities will not charge the 0.25% annual fee for the entire period that the benefit remains in effect, including any extension of the benefit's maturity date resulting from the Owner's election to restart the 7-year benefit duration, regardless of when the Owner elects to participate in the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was during the Promotional Period).
..   Owners who complete the initial 7-year benefit duration OR terminate the benefit before the benefit's maturity date, will not be charged the 0.25% annual fee for participating in the benefit if they re-elect the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was acquired during the Promotional Period).
..   All other terms and conditions of your Annuity and the Guaranteed Return
    Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was acquired during the Promotional Period) apply to Owners who qualify for the waiver of the 0.25% annual fee.
..   Owners who purchase an Annuity after the completion of the Promotional
    Period do not qualify for the 0.25% annual fee waiver.

 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)
 GRO Plus 2008 is no longer available for new elections.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500
    / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula described in this section, and which is set forth in Appendix I to this prospectus, applies to both (a) GRO Plus 2008 and
 (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made PRIOR to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made AFTER July 16, 2010, is set forth in Appendix Q to this prospectus. The cap can be referred to as the "the 90% cap" OR "the 90% cap rule" OR "the 90% cap feature". A summary description of each AST Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond Portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows (please see Appendix I). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to the other Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value as follows: (a) if you are participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current allocation percentages for that asset allocation program, (b) if you are not participating in an asset allocation program, but are participating in an automatic rebalancing program, we allocate the transferred amount in accordance with that program, or (c) if neither of the foregoing apply, we will transfer your Account Value to the AST Money Market Sub-account unless we receive at our Service Office other instructions from you at the time you elect to terminate this benefit. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS 2008 BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS 2008 BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS 2008 BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers between an AST bond portfolio Sub-account and your other
    Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008
 If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The mathematical formula appears in Appendix I in this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio

 Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
..   Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
..   An enhanced guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

Withdrawal Amount                                                                 $ 50,000
Divided by Account Value before withdrawal                                        $300,000
Equals ratio                                                                         16.67%
All guarantees will be reduced by the above ratio (16.67%) Base guarantee amount  $166,667
Enhanced guarantee amount                                                         $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix P of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010. A summary description of each AST bond portfolio Sub-account appears within the section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate

 AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability: in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   On March 20, 2010 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula)--the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT BENEFIT EFFECTIVENESS. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS II BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT

 ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS II BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
 We no longer permit new elections of Highest Daily GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix Q of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix Q of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap rule being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).

 If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Optional Life Insurance Rider. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".


 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix R of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.

 KEY FEATURE - PROTECTED VALUE
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
..   If you elect the GMWB benefit at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under XT6).
..   If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such purchase payments under XT6).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 KEY FEATURE - PROTECTED ANNUAL WITHDRAWAL AMOUNT
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 THE GMWB BENEFIT DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under XT6).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
..   In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the
    Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional purchase payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB BENEFIT DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER
    THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB BENEFIT
    WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT
    DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB benefit does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF THE BENEFIT
 The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.


 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GMWB AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 CHARGES UNDER THE BENEFIT
..   Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.


 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.

..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the

    Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7 /th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.


 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.


 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
 Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:
    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 /
 $217,500), or $231,247.79.
..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).


 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.


 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five benefit on or after March 20, 2006:
..   You are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   The Protected Withdrawal Value can be stepped up again on or after the 1/
    st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
..   You are eligible to step-up the Protected Withdrawal Value on or after the
    5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
..   The Protected Withdrawal Value can be stepped up again on or after the
    5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by 5% or more
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF THE BENEFIT

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit, on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Life Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of
 (a),(b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0

..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 TERMINATION OF THE BENEFIT

 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix G to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT

 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.


 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.


 Any Purchase Payment that you make will increase the then-existing Total
 Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2006.
..   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to XT6).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of
    the effective date of the benefit in some circumstances.
..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
..   The basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Five; and
 b) the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix G to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE
 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix G (page G-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)
 Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit new elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a) the Account Value; or
 b) the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.


 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income

 Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   the highest daily lifetime seven benefit is elected on march 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       1) apply your Account Value to any Annuity option available; or
       2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       2) the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the
    Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven.

 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix J to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Seven has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself. Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently was based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in .the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 2) The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
       i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
       ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
      iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
       iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
       v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix J (page J-4). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix J will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 2) the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 1) the Account Value; or
 2) the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 1) the Account Value; or
 2) the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 3) the sum of:
    (a)200% of the Account Value on the effective date of the benefit.
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.


 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       1) apply your Account Value to any Annuity option available; or
       2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       2) the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven .Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 a) if one Owner dies and the surviving spousal Owner assumes the Annuity or

 b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix J to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 OPTIONAL 90% CAP FEATURE FOR SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix J of this prospectus (page J-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap ). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in appendix J will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single "designated life" who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options"
 section in this prospectus.


 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 2) the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 1) the Periodic Value described above or,
 2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older.


 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2 , 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amount will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 ANNUAL INCOME AMOUNT = $5,000

 REMAINING ANNUAL INCOME AMOUNT = $3,000

 REQUIRED MINIMUM DISTRIBUTION = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.


 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix K.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect) and;
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.


 If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/

 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.


 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL.
 If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL.
 If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT.
 If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options"
 section in this prospectus.


 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.


 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily

 Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual

 Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00           $119,000.00             $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00           $113,986.95             $5,699.35
November 30, 2009   $113,000.00           $113,986.95             $5,699.35
December 01, 2009   $119,000.00           $119,000.00             $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   .   The Account Value at benefit election was $105,000
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/ th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond
    Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),(vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2 . For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.


 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account

 Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your

 Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.


 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest

 Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE     ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 1, 2009    $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an XT6 Annuity granted within 12 months prior to death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income

    Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.


 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix O.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.


 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).


 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that

 Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT

 WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.


 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day; (b) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and (c) all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an XT6 Annuity granted within 12 months prior to death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon.

    For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".


 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.


 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO XT6, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE".) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 For ASAP III, APEX II and XT6 Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
..   The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6, if allowed by applicable State law).

 For ASL II Annuities issued before July 21, 2008, where death occurs before the decedent's age 85, the basic Death Benefit is the greater of:
..   The sum of all purchase payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 For ASL II Annuities issued before July 21, 2008 where death occurs after the decedent's age 85, the Death Benefit is (a) your Account Value (for Annuities other than those issued in New York) or (b) your Account Value in the Sub-accounts plus your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (for Annuities issued in New York only).

 For ASL II Annuities issued on or after July 21, 2008 the basic Death Benefit is the greater of:
..   The sum of all purchase payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO XT6, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS. IT PROVIDES ADDITIONAL AMOUNTS TO YOUR BENEFICIARY THAT MAY BE USED TO OFFSET FEDERAL AND STATE TAXES PAYABLE ON ANY TAXABLE GAINS IN YOUR ANNUITY AT THE TIME OF YOUR DEATH. WHETHER THIS BENEFIT IS APPROPRIATE FOR YOU MAY DEPEND ON YOUR PARTICULAR CIRCUMSTANCES, INCLUDING OTHER FINANCIAL RESOURCES THAT MAY BE AVAILABLE TO YOUR BENEFICIARY TO PAY TAXES ON YOUR ANNUITY SHOULD YOU DIE DURING THE ACCUMULATION PERIOD. NO BENEFIT IS PAYABLE IF DEATH OCCURS ON OR AFTER THE ANNUITY DATE.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDED A BENEFIT PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT AND CERTAIN OTHER OPTIONAL DEATH BENEFITS YOU MAY ELECT IN CONJUNCTION WITH THIS BENEFIT. IF THE ANNUITY HAS ONE OWNER, THE OWNER HAD TO BE AGE 75 OR LESS AT THE TIME THE BENEFIT WAS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER HAD TO BE AGE 75 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT HAD TO BE AGE 75 OR LESS.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the BASIC DEATH BENEFIT described above;

    PLUS

 2. 40% of your "GROWTH" under an Annuity, as defined below.

 "GROWTH" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all purchase payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6, if allowed by applicable State law) reduced by the sum of all proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO AN ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT WAS OFFERED IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS. WITH RESPECT TO XT6, APEX II AND ASL II, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECTED THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT, THE SPOUSAL LIFETIME FIVE INCOME BENEFIT, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME SEVEN WITH BIO.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF AN ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME THE HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU HAVE ELECTED THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT. IT IS ALSO NOT AVAILABLE WITH SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, OR THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT. WITH RESPECT TO XT6, APEX II AND ASL II, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up And HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% roll up is equal to:

       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 IN THE CASE OF XT6, AS INDICATED, THE AMOUNTS CALCULATED IN ITEMS 1, 2 AND 3 ABOVE (BEFORE, ON OR AFTER THE DEATH BENEFIT TARGET DATE) MAY BE REDUCED BY ANY CREDITS UNDER CERTAIN CIRCUMSTANCES, IF ALLOWED UNDER APPLICABLE STATE LAW. PLEASE REFER TO THE DEFINITIONS OF DEATH BENEFIT TARGET DATE BELOW. THIS DEATH BENEFIT MAY NOT BE AN APPROPRIATE FEATURE WHERE THE OWNER'S AGE IS NEAR THE AGE SPECIFIED IN THE DEATH BENEFIT TARGET DATE. THIS IS BECAUSE THE BENEFIT MAY NOT HAVE THE SAME POTENTIAL FOR GROWTH AS IT OTHERWISE WOULD, SINCE THERE WILL BE FEWER ANNUITY ANNIVERSARIES BEFORE THE DEATH BENEFIT TARGET DATE IS REACHED.

 THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS. IN THE CASE OF XT6, APEX II AND ASL II, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law)
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Credits applied more than twelve
       (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) since such date.
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law).
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred.

       For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 WHAT IS THE ANNUITY REWARDS BENEFIT IN ASAP III, APEX II AND XT6?
 Annuity Rewards is a death benefit enhancement that Owners can elect when the original CDSC period is over. To be eligible to elect Annuity Rewards, the Account Value on the date that the Annuity Rewards benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). In addition, the effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 Annuity Rewards offers Owners the ability to lock in an amount equal to the Account Value in the Sub-accounts plus the MVA Fixed Allocations (without the effect of any MVA) as an enhancement to their current basic Death Benefit, so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the greater amount. Annuity Rewards is not available under ASL II or if your Annuity is held as a Beneficiary Annuity.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (not associated with Tax-Favored Plans) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.


 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death

       Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity, (if available under your Annuity) the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.


 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations, less (if allowed by applicable state law) any Purchase Credits (for XT6) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two
 (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional purchase payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.


 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.


 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? DISTRIBUTION CHARGE APPLICABLE TO ASAP III AND XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. THE ADJUSTMENT IN THE NUMBER OF UNITS AND UNIT PRICE WILL NOT AFFECT YOUR ACCOUNT VALUE. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME

 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.


 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For partial exchanges that occurred prior to October 24, 2011, the provisions of Revenue Procedure 2008-24 will continue to apply if there is a surrender or distribution within 12 months of the date on which the partial exchange was completed. Under Revenue Procedure 2008-24, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.


 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2012 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $50,000 in 2012 ($49,000 in 2011) or (b) 25% of your taxable compensation paid by the contributing
    employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2012, this limit is $250,000 ($245,000 for 2011);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,000 in 2012 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,000 in 2012. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund

 "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.


 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such
    payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary the contract may be continued with your spouse as the Owner.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple
    Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford, CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500,

 San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12/th/ Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications) 25 James Street, New Haven, CT 06513.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 SEPARATE ACCOUNT B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".

 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio.
 Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

 SEPARATE ACCOUNT D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUDENTIAL ANNUITIES
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.55% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts. We expect to make a profit on these fees.

 Prudential Annuities and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially. In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2011, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $125 to approximately $789,756. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria, in certain Prudential Annuities products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to our annuity business during 2011 (or as to which a payment amount was accrued during 2011). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2011, the least amount paid, and greatest amount paid, were $55.80 and $6,849,236.54, respectively.

 NAME OF FIRM:



  Allstate Financial Srvcs, LLC
  American Portfolio Fin Svcs Inc
  Associated Securities Corp
  AXA Advisors, LLC
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Equity Services, Inc.
  Fifth Third Securities, Inc.
  Financial Network Investment
  First Allied Securities Inc
  First Tennessee Brokerage, Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc. Genworth Financial Securities
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  ING Financial Partners, LLC
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  M Holdings Securities, Inc
  MetLife
  Multi Financial Securities Crp
  Mutual Service Corporation
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  Presidential Brokerage, Inc.
  Primevest Financial Services
  ProEquities
  QA3 Financial Corp.
  Questar Capital Corporation
  Raymond James & Associates Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Sagepoint Financial, Inc.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Spelman & Co., Inc.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc. Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  UVEST Fin'l Srvcs Group, Inc.
  Wall Street Financial Group
  Waterstone Financial Group Inc
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc


 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to
 Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We may be subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

 In January 2012, a Global Resolution Agreement entered into by Prudential Annuities and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential Annuities to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential Annuities to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
 (3) changes in Prudential Annuities' practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Prudential Annuities is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including Prudential Annuities) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Prudential Annuities that it intends to conduct an audit of Prudential Annuities' compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Prudential Annuities' use of the SSMDF and its claim handling procedures and Prudential Annuities is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential Annuities' unclaimed property procedures.

 Prudential Annuities' litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential Annuities' results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities' litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities' financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential Annuities' financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc. How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 UNIT PRICES AND NUMBERS OF UNITS. The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st/ of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2012.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.




                                    ASAP III
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.25%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.59             299,885
    01/01/2006 to 12/31/2006                              $10.59           $11.46              27,550
    01/01/2007 to 12/31/2007                              $11.46           $11.90             350,487
    01/01/2008 to 12/31/2008                              $11.90           $11.21              85,000
    01/01/2009 to 12/31/2009                              $11.21           $12.94              33,068
    01/01/2010 to 12/31/2010                              $12.94           $14.87              56,428
    01/01/2011 to 12/31/2011                              $14.87           $15.09             134,154
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02             405,782
    01/01/2006 to 12/31/2006                              $10.02           $11.06           3,716,970
    01/01/2007 to 12/31/2007                              $11.06           $11.93           5,006,440
    01/01/2008 to 12/31/2008                              $11.93            $8.03           6,104,215
    01/01/2009 to 12/31/2009                               $8.03            $9.86          26,917,264
    01/01/2010 to 12/31/2010                               $9.86           $10.90          35,419,588
    01/01/2011 to 12/31/2011                              $10.90           $10.48          27,867,684

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                         $10.00           $10.69             795,953
    01/01/2007 to 12/31/2007                          $10.69           $11.56           1,509,134
    01/01/2008 to 12/31/2008                          $11.56            $8.02           2,921,992
    01/01/2009 to 12/31/2009                           $8.02            $9.99          11,833,477
    01/01/2010 to 12/31/2010                           $9.99           $11.22          16,518,077
    01/01/2011 to 12/31/2011                          $11.22           $11.09          13,916,989
------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                           $7.14            $4.53              61,001
    01/01/2003 to 12/31/2003                           $4.53            $6.06             200,264
    01/01/2004 to 12/31/2004                           $6.06            $6.49             214,092
    01/01/2005 to 12/02/2005                           $6.49            $7.48                   0
------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                           $9.64            $7.14              37,810
    01/01/2003 to 12/31/2003                           $7.14            $8.89             137,293
    01/01/2004 to 12/31/2004                           $8.89            $9.66             194,363
    01/01/2005 to 12/02/2005                           $9.66           $10.72                   0
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                           $8.47            $6.70             124,168
    01/01/2003 to 12/31/2003                           $6.70            $8.52             339,653
    01/01/2004 to 12/31/2004                           $8.52            $9.48             613,910
    01/01/2005 to 12/31/2005                           $9.48            $9.79             626,417
    01/01/2006 to 12/31/2006                           $9.79           $11.30             579,491
    01/01/2007 to 12/31/2007                          $11.30           $11.15             493,545
    01/01/2008 to 12/31/2008                          $11.15            $7.18             440,398
    01/01/2009 to 12/31/2009                           $7.18            $8.35           1,506,808
    01/01/2010 to 12/31/2010                           $8.35            $9.39           2,225,396
    01/01/2011 to 12/31/2011                           $9.39            $9.60           1,745,553
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.03              53,897
    01/01/2006 to 12/31/2006                          $10.03           $10.95           1,008,771
    01/01/2007 to 12/31/2007                          $10.95           $11.79           1,635,321
    01/01/2008 to 12/31/2008                          $11.79            $8.30           3,896,032
    01/01/2009 to 12/31/2009                           $8.30           $10.11          26,515,475
    01/01/2010 to 12/31/2010                          $10.11           $11.21          36,140,128
    01/01/2011 to 12/31/2011                          $11.21           $10.94          30,390,625
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $10.00            $9.19             574,642
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                           $9.17            $7.67               7,126
    01/01/2003 to 12/31/2003                           $7.67            $9.58              85,554
    01/01/2004 to 12/31/2004                           $9.58           $11.18             191,637
    01/01/2005 to 12/31/2005                          $11.18           $12.07             242,790
    01/01/2006 to 12/31/2006                          $12.07           $14.51             524,592
    01/01/2007 to 12/31/2007                          $14.51           $14.50             421,188
    01/01/2008 to 12/31/2008                          $14.50            $8.98             486,765
    01/01/2009 to 12/31/2009                           $8.98           $10.49             858,302
    01/01/2010 to 12/31/2010                          $10.49           $11.64           1,078,324
    01/01/2011 to 12/31/2011                          $11.64           $11.44             864,374

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01             403,183
    01/01/2006 to 12/31/2006                         $10.01           $11.24           4,226,992
    01/01/2007 to 12/31/2007                         $11.24           $12.18           5,738,690
    01/01/2008 to 12/31/2008                         $12.18            $7.82           6,696,087
    01/01/2009 to 12/31/2009                          $7.82            $9.68          31,792,069
    01/01/2010 to 12/31/2010                          $9.68           $10.84          41,650,794
    01/01/2011 to 12/31/2011                         $10.84           $10.44          30,125,427
-----------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $11.51              31,450
    01/01/2008 to 12/31/2008                         $11.51            $7.37             468,660
    01/01/2009 to 12/31/2009                          $7.37            $9.23           7,963,536
    01/01/2010 to 12/31/2010                          $9.23           $10.42          13,249,095
    01/01/2011 to 12/31/2011                         $10.42           $10.04           9,509,858
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.04                   0
    01/01/2008 to 12/31/2008                         $10.04            $7.19           1,187,445
    01/01/2009 to 12/31/2009                          $7.19            $8.76          11,457,091
    01/01/2010 to 12/31/2010                          $8.76            $9.68          16,850,087
    01/01/2011 to 12/31/2011                          $9.68            $9.38          14,386,818
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2002 to 12/31/2002                         $11.75           $11.91              25,464
    01/01/2003 to 12/31/2003                         $11.91           $16.17             149,582
    01/01/2004 to 12/31/2004                         $16.17           $22.03             281,181
    01/01/2005 to 12/31/2005                         $22.03           $24.98             223,265
    01/01/2006 to 12/31/2006                         $24.98           $33.72             265,912
    01/01/2007 to 12/31/2007                         $33.72           $26.66             201,539
    01/01/2008 to 12/31/2008                         $26.66           $17.10             163,226
    01/01/2009 to 12/31/2009                         $17.10           $22.28             328,842
    01/01/2010 to 12/31/2010                         $22.28           $28.31             510,403
    01/01/2011 to 12/31/2011                         $28.31           $29.80             376,813
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                             --            $7.69                 124
    01/01/2003 to 12/31/2003                          $7.69           $10.89             131,066
    01/01/2004 to 12/31/2004                         $10.89           $13.13             138,078
    01/01/2005 to 12/31/2005                         $13.13           $13.12             187,207
    01/01/2006 to 12/31/2006                         $13.12           $15.54             201,904
    01/01/2007 to 12/31/2007                         $15.54           $12.62             180,260
    01/01/2008 to 07/18/2008                         $12.62           $11.59                   0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                          $7.12            $4.98              25,040
    01/01/2003 to 12/31/2003                          $4.98            $8.33             859,909
    01/01/2004 to 12/31/2004                          $8.33           $10.12           1,169,995
    01/01/2005 to 12/31/2005                         $10.12           $10.94           1,386,930
    01/01/2006 to 12/31/2006                         $10.94           $12.20           1,165,926
    01/01/2007 to 12/31/2007                         $12.20           $13.39           1,078,773
    01/01/2008 to 12/31/2008                         $13.39            $7.39             767,197
    01/01/2009 to 12/31/2009                          $7.39            $9.69           1,308,983
    01/01/2010 to 12/31/2010                          $9.69           $12.68           1,500,026
    01/01/2011 to 12/31/2011                         $12.68           $10.88           1,440,412

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                     $10.00           $10.00               7,406
    01/01/2008 to 12/31/2008                                      $10.00            $7.19             357,647
    01/01/2009 to 12/31/2009                                       $7.19            $8.61           4,494,394
    01/01/2010 to 12/31/2010                                       $8.61            $9.64           5,446,761
    01/01/2011 to 12/31/2011                                       $9.64            $9.28           3,985,768
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.61             563,523
    01/01/2007 to 12/31/2007                                      $10.61           $11.38           1,273,685
    01/01/2008 to 12/31/2008                                      $11.38            $7.36           2,512,483
    01/01/2009 to 12/31/2009                                       $7.36            $9.00          13,285,906
    01/01/2010 to 12/31/2010                                       $9.00           $10.17          18,069,778
    01/01/2011 to 12/31/2011                                      $10.17            $9.89          14,621,843
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.52             510,953
    01/01/2007 to 12/31/2007                                      $10.52           $11.57           1,352,476
    01/01/2008 to 12/31/2008                                      $11.57            $6.77           2,352,959
    01/01/2009 to 12/31/2009                                       $6.77            $8.43          21,782,141
    01/01/2010 to 12/31/2010                                       $8.43            $9.90          28,197,221
    01/01/2011 to 12/31/2011                                       $9.90            $9.17          19,004,621
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.00            $7.49             330,061
    01/01/2009 to 11/13/2009                                       $7.49            $8.40                   0
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.18            $6.12              18,489
    01/01/2009 to 12/31/2009                                       $6.12            $8.17             392,443
    01/01/2010 to 12/31/2010                                       $8.17            $9.70             703,230
    01/01/2011 to 12/31/2011                                       $9.70            $9.10             496,999
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                       $5.33            $3.69             405,437
    01/01/2003 to 12/31/2003                                       $3.69            $4.57             604,491
    01/01/2004 to 12/31/2004                                       $4.57            $4.68             733,920
    01/01/2005 to 12/31/2005                                       $4.68            $4.77             657,831
    01/01/2006 to 12/31/2006                                       $4.77            $5.18             791,152
    01/01/2007 to 12/31/2007                                       $5.18            $5.84           1,134,004
    01/01/2008 to 12/31/2008                                       $5.84            $3.44             756,326
    01/01/2009 to 12/31/2009                                       $3.44            $5.08           2,674,512
    01/01/2010 to 12/31/2010                                       $5.08            $5.53           3,127,898
    01/01/2011 to 12/31/2011                                       $5.53            $5.25           2,222,540
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                      $10.35            $7.84             142,152
    01/01/2003 to 12/31/2003                                       $7.84           $10.25           3,076,626
    01/01/2004 to 12/31/2004                                      $10.25           $11.24           4,119,501
    01/01/2005 to 12/31/2005                                      $11.24           $11.63           5,200,125
    01/01/2006 to 12/31/2006                                      $11.63           $13.46           3,863,961
    01/01/2007 to 12/31/2007                                      $13.46           $13.98           3,567,122
    01/01/2008 to 12/31/2008                                      $13.98            $8.19           2,148,857
    01/01/2009 to 12/31/2009                                       $8.19            $9.64           3,356,527
    01/01/2010 to 12/31/2010                                       $9.64           $10.74           3,792,800
    01/01/2011 to 12/31/2011                                      $10.74           $10.02           2,403,875

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                            $4.15            $2.98              28,812
    01/01/2003 to 12/31/2003                            $2.98            $3.87           1,535,565
    01/01/2004 to 12/31/2004                            $3.87            $4.44           2,232,502
    01/01/2005 to 12/31/2005                            $4.44            $4.60           2,666,931
    01/01/2006 to 12/31/2006                            $4.60            $4.83           2,231,991
    01/01/2007 to 12/31/2007                            $4.83            $5.69           2,097,846
    01/01/2008 to 12/31/2008                            $5.69            $3.32           1,540,597
    01/01/2009 to 12/31/2009                            $3.32            $5.16           3,511,898
    01/01/2010 to 12/31/2010                            $5.16            $6.10           4,701,456
    01/01/2011 to 12/31/2011                            $6.10            $5.85           2,984,433
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009* to 12/31/2009                          $16.24           $20.94             421,295
    01/01/2010 to 12/31/2010                           $20.94           $26.21             766,856
    01/01/2011 to 12/31/2011                           $26.21           $26.22             545,711
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2002 to 12/31/2002                            $9.27            $9.16              73,614
    01/01/2003 to 12/31/2003                            $9.16           $10.99             906,947
    01/01/2004 to 12/31/2004                           $10.99           $12.06             957,756
    01/01/2005 to 12/31/2005                           $12.06           $12.04             873,439
    01/01/2006 to 12/31/2006                           $12.04           $13.12           1,019,726
    01/01/2007 to 12/31/2007                           $13.12           $13.28             683,986
    01/01/2008 to 12/31/2008                           $13.28            $9.76             483,533
    01/01/2009 to 12/31/2009                            $9.76           $13.07           1,798,628
    01/01/2010 to 12/31/2010                           $13.07           $14.65           1,948,092
    01/01/2011 to 12/31/2011                           $14.65           $14.93           1,565,537
-------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.19                   0
    01/01/2008 to 12/31/2008                           $10.19            $6.98             399,983
    01/01/2009 to 12/31/2009                            $6.98            $8.73           7,461,975
    01/01/2010 to 12/31/2010                            $8.73            $9.81          11,413,961
    01/01/2011 to 12/31/2011                            $9.81            $9.63           9,459,319
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17                   0
    01/01/2008 to 12/31/2008                           $10.17            $7.62             580,121
    01/01/2009 to 12/31/2009                            $7.62            $9.28          10,277,818
    01/01/2010 to 12/31/2010                            $9.28           $10.23          15,177,989
    01/01/2011 to 12/31/2011                           $10.23           $10.05          13,203,096
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                           $14.10           $10.35               7,064
    01/01/2003 to 12/31/2003                           $10.35           $14.32           1,166,396
    01/01/2004 to 12/31/2004                           $14.32           $16.42           1,953,908
    01/01/2005 to 12/31/2005                           $16.42           $18.90           2,113,594
    01/01/2006 to 12/31/2006                           $18.90           $22.58           1,664,525
    01/01/2007 to 12/31/2007                           $22.58           $26.55           1,428,930
    01/01/2008 to 12/31/2008                           $26.55           $13.05             942,837
    01/01/2009 to 12/31/2009                           $13.05           $17.43           1,310,930
    01/01/2010 to 12/31/2010                           $17.43           $19.71           1,459,929
    01/01/2011 to 12/31/2011                           $19.71           $16.95             915,042

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                              $5.41            $4.43              32,967
    01/01/2003 to 12/31/2003                              $4.43            $5.86              91,736
    01/01/2004 to 12/31/2004                              $5.86            $7.01             233,045
    01/01/2005 to 12/31/2005                              $7.01            $7.87             402,498
    01/01/2006 to 12/31/2006                              $7.87            $9.90             593,100
    01/01/2007 to 12/31/2007                              $9.90           $11.52             794,549
    01/01/2008 to 12/31/2008                             $11.52            $6.37             641,680
    01/01/2009 to 12/31/2009                              $6.37            $8.21           1,442,051
    01/01/2010 to 12/31/2010                              $8.21            $9.01           1,743,754
    01/01/2011 to 12/31/2011                              $9.01            $7.78           1,310,153
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2002 to 12/31/2002                              $8.84            $7.38              34,451
    01/01/2003 to 12/31/2003                              $7.38            $8.71              61,801
    01/01/2004 to 12/31/2004                              $8.71            $9.55              78,619
    01/01/2005 to 12/31/2005                              $9.55           $10.09              80,895
    01/01/2006 to 12/31/2006                             $10.09           $11.07              97,906
    01/01/2007 to 12/31/2007                             $11.07           $11.15             378,693
    01/01/2008 to 12/31/2008                             $11.15            $9.07           2,914,005
    01/01/2009 to 12/31/2009                              $9.07           $10.93          11,840,797
    01/01/2010 to 12/31/2010                             $10.93           $11.58          12,820,574
    01/01/2011 to 12/31/2011                             $11.58           $11.46          10,703,645
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.08           $10.30               8,995
    01/01/2010 to 12/31/2010                             $10.30           $11.32             127,021
    01/01/2011 to 12/31/2011                             $11.32           $11.25             177,346
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.15           $10.31              12,617
    01/01/2010 to 12/31/2010                             $10.31           $11.57             232,319
    01/01/2011 to 12/31/2011                             $11.57           $10.76             231,641
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                              $6.86            $5.53             153,652
    01/01/2003 to 12/31/2003                              $5.53            $7.13             362,254
    01/01/2004 to 12/31/2004                              $7.13            $8.24             553,542
    01/01/2005 to 12/31/2005                              $8.24            $9.04           1,051,555
    01/01/2006 to 12/31/2006                              $9.04           $10.96           1,002,727
    01/01/2007 to 12/31/2007                             $10.96           $11.84             985,495
    01/01/2008 to 12/31/2008                             $11.84            $6.85             614,606
    01/01/2009 to 12/31/2009                              $6.85            $9.20           1,827,855
    01/01/2010 to 12/31/2010                              $9.20            $9.73           2,492,453
    01/01/2011 to 12/31/2011                              $9.73            $8.73           1,670,674
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                              $9.31            $7.59              44,419
    01/01/2003 to 12/31/2003                              $7.59            $8.99             204,589
    01/01/2004 to 12/31/2004                              $8.99           $10.25             417,314
    01/01/2005 to 12/31/2005                             $10.25           $10.77             694,885
    01/01/2006 to 12/31/2006                             $10.77           $12.60             680,203
    01/01/2007 to 12/31/2007                             $12.60           $12.07             680,350
    01/01/2008 to 12/31/2008                             $12.07            $6.97             649,783
    01/01/2009 to 12/31/2009                              $6.97            $8.23           1,032,590
    01/01/2010 to 12/31/2010                              $8.23            $9.19           1,205,571
    01/01/2011 to 12/31/2011                              $9.19            $8.70             860,066

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                               $10.30           $10.22             43,077
    01/01/2003 to 12/31/2003                               $10.22           $11.98            814,135
    01/01/2004 to 12/31/2004                               $11.98           $12.71          1,012,739
    01/01/2005 to 12/31/2005                               $12.71           $12.69          1,294,706
    01/01/2006 to 12/31/2006                               $12.69           $13.76          1,196,608
    01/01/2007 to 12/31/2007                               $13.76           $14.42          1,051,089
    01/01/2008 to 12/31/2008                               $14.42           $10.93            929,322
    01/01/2009 to 12/31/2009                               $10.93           $14.52          1,689,546
    01/01/2010 to 12/31/2010                               $14.52           $16.27          1,430,293
    01/01/2011 to 12/31/2011                               $16.27           $17.70          1,455,420
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                $7.80            $6.50            228,033
    01/01/2003 to 12/31/2003                                $6.50            $8.46          4,075,719
    01/01/2004 to 12/31/2004                                $8.46            $9.67          5,717,404
    01/01/2005 to 12/31/2005                                $9.67           $10.20          7,048,023
    01/01/2006 to 12/31/2006                               $10.20           $10.80          5,983,458
    01/01/2007 to 12/31/2007                               $10.80           $12.26          5,638,342
    01/01/2008 to 12/31/2008                               $12.26            $6.82          3,539,119
    01/01/2009 to 12/31/2009                                $6.82            $8.74          4,539,651
    01/01/2010 to 12/31/2010                                $8.74           $10.34          4,594,031
    01/01/2011 to 12/31/2011                               $10.34           $10.11          3,055,225
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                $8.64            $7.48             46,925
    01/01/2003 to 12/31/2003                                $7.48            $9.40            123,219
    01/01/2004 to 12/31/2004                                $9.40           $10.98            213,485
    01/01/2005 to 12/31/2005                               $10.98           $11.67            218,706
    01/01/2006 to 12/31/2006                               $11.67           $14.32            349,460
    01/01/2007 to 12/31/2007                               $14.32           $15.47            339,584
    01/01/2008 to 12/31/2008                               $15.47           $10.09            263,096
    01/01/2009 to 12/31/2009                               $10.09           $13.10            807,357
    01/01/2010 to 12/31/2010                               $13.10           $14.49          1,434,007
    01/01/2011 to 12/31/2011                               $14.49           $13.86          1,104,093
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                $7.48            $5.31            112,701
    01/01/2003 to 12/31/2003                                $5.31            $6.44            893,170
    01/01/2004 to 12/31/2004                                $6.44            $7.04            791,823
    01/01/2005 to 12/31/2005                                $7.04            $7.39          1,025,239
    01/01/2006 to 12/31/2006                                $7.39            $8.01            758,550
    01/01/2007 to 12/31/2007                                $8.01            $9.10            686,498
    01/01/2008 to 12/31/2008                                $9.10            $5.72            700,352
    01/01/2009 to 12/31/2009                                $5.72            $7.03          1,732,194
    01/01/2010 to 12/31/2010                                $7.03            $7.82          2,119,460
    01/01/2011 to 12/31/2011                                $7.82            $7.68          1,429,953

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                               $9.72            $7.61             38,982
    01/01/2003 to 12/31/2003                               $7.61           $10.21            140,873
    01/01/2004 to 12/31/2004                              $10.21           $11.63            256,401
    01/01/2005 to 12/31/2005                              $11.63           $12.11            192,419
    01/01/2006 to 12/31/2006                              $12.11           $13.66            174,411
    01/01/2007 to 12/31/2007                              $13.66           $13.86            156,606
    01/01/2008 to 12/31/2008                              $13.86            $8.47            191,791
    01/01/2009 to 12/31/2009                               $8.47           $11.62            547,214
    01/01/2010 to 12/31/2010                              $11.62           $14.18            743,476
    01/01/2011 to 12/31/2011                              $14.18           $13.52            516,116
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                              $10.57           $10.57            403,604
    01/01/2003 to 12/31/2003                              $10.57           $10.51          1,245,396
    01/01/2004 to 12/31/2004                              $10.51           $10.46          1,663,940
    01/01/2005 to 12/31/2005                              $10.46           $10.62          3,179,375
    01/01/2006 to 12/31/2006                              $10.62           $10.96          3,505,960
    01/01/2007 to 12/31/2007                              $10.96           $11.36          4,361,361
    01/01/2008 to 12/31/2008                              $11.36           $11.50          7,844,009
    01/01/2009 to 12/31/2009                              $11.50           $11.38          7,658,391
    01/01/2010 to 12/31/2010                              $11.38           $11.24          6,801,612
    01/01/2011 to 12/31/2011                              $11.24           $11.10          6,279,406
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                              $11.62           $10.26             69,657
    01/01/2003 to 12/31/2003                              $10.26           $13.82            781,348
    01/01/2004 to 12/31/2004                              $13.82           $16.76          1,116,503
    01/01/2005 to 12/31/2005                              $16.76           $18.55          1,303,740
    01/01/2006 to 12/31/2006                              $18.55           $20.28          1,086,861
    01/01/2007 to 12/31/2007                              $20.28           $20.66            975,347
    01/01/2008 to 12/31/2008                              $20.66           $11.78            570,591
    01/01/2009 to 12/31/2009                              $11.78           $16.36            867,525
    01/01/2010 to 12/31/2010                              $16.36           $19.95          1,067,139
    01/01/2011 to 12/31/2011                              $19.95           $19.21            718,917
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.08             42,951
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               $7.11            $4.83             56,712
    01/01/2003 to 12/31/2003                               $4.83            $6.23            371,267
    01/01/2004 to 12/31/2004                               $6.23            $7.14            555,160
    01/01/2005 to 12/31/2005                               $7.14            $8.00            771,461
    01/01/2006 to 12/31/2006                               $8.00            $9.01            697,877
    01/01/2007 to 12/31/2007                               $9.01           $10.88            971,242
    01/01/2008 to 12/31/2008                              $10.88            $6.10            610,828
    01/01/2009 to 12/31/2009                               $6.10            $7.82          1,281,862
    01/01/2010 to 12/31/2010                               $7.82            $9.94          1,796,178
    01/01/2011 to 12/31/2011                               $9.94            $9.98          1,468,365

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                             $6.48            $4.71              44,611
    01/01/2003 to 12/31/2003                             $4.71            $6.86             258,089
    01/01/2004 to 12/31/2004                             $6.86            $7.41             293,384
    01/01/2005 to 12/31/2005                             $7.41            $7.35             267,925
    01/01/2006 to 12/31/2006                             $7.35            $7.82             344,893
    01/01/2007 to 12/31/2007                             $7.82            $9.17             382,635
    01/01/2008 to 12/31/2008                             $9.17            $5.20             242,993
    01/01/2009 to 12/31/2009                             $5.20            $6.30             809,394
    01/01/2010 to 12/31/2010                             $6.30            $7.48           1,201,338
    01/01/2011 to 04/29/2011                             $7.48            $8.40                   0
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.58              25,631
    01/01/2009 to 12/31/2009                             $5.58            $9.18           1,699,847
    01/01/2010 to 12/31/2010                             $9.18           $11.09           2,970,397
    01/01/2011 to 12/31/2011                            $11.09            $8.73           2,098,763
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                            $11.29           $10.09              38,260
    01/01/2003 to 12/31/2003                            $10.09           $12.08             956,856
    01/01/2004 to 12/31/2004                            $12.08           $12.18           2,189,975
    01/01/2005 to 12/31/2005                            $12.18           $12.22           2,996,256
    01/01/2006 to 12/31/2006                            $12.22           $12.53           2,687,532
    01/01/2007 to 12/31/2007                            $12.53           $13.21           2,594,813
    01/01/2008 to 12/31/2008                            $13.21           $13.19           1,654,958
    01/01/2009 to 12/31/2009                            $13.19           $14.36           2,949,882
    01/01/2010 to 12/31/2010                            $14.36           $14.74           3,080,140
    01/01/2011 to 12/31/2011                            $14.74           $14.88           2,600,827
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                            $11.80           $12.72             362,294
    01/01/2003 to 12/31/2003                            $12.72           $13.23           2,301,863
    01/01/2004 to 12/31/2004                            $13.23           $13.72           3,074,732
    01/01/2005 to 12/31/2005                            $13.72           $13.88           1,924,370
    01/01/2006 to 12/31/2006                            $13.88           $14.22           2,004,498
    01/01/2007 to 12/31/2007                            $14.22           $15.21           2,344,694
    01/01/2008 to 12/31/2008                            $15.21           $14.68           2,402,587
    01/01/2009 to 12/31/2009                            $14.68           $16.90          10,715,121
    01/01/2010 to 12/31/2010                            $16.90           $17.97          15,065,751
    01/01/2011 to 12/31/2011                            $17.97           $18.31          11,688,146
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                           $10.00           $10.04             215,280
    01/01/2006 to 12/31/2006                            $10.04           $10.70             443,968
    01/01/2007 to 12/31/2007                            $10.70           $11.49             649,597
    01/01/2008 to 12/31/2008                            $11.49            $9.14           3,492,156
    01/01/2009 to 12/31/2009                             $9.14           $10.83          16,345,435
    01/01/2010 to 12/31/2010                            $10.83           $11.83          21,296,028
    01/01/2011 to 12/31/2011                            $11.83           $11.79          20,978,607
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                           $10.02           $10.08              86,299

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2002 to 12/31/2002                                 $8.41            $6.59              90,506
    01/01/2003 to 12/31/2003                                 $6.59            $8.28             554,156
    01/01/2004 to 12/31/2004                                 $8.28            $8.99             642,882
    01/01/2005 to 12/31/2005                                 $8.99            $9.20             851,019
    01/01/2006 to 12/31/2006                                 $9.20           $10.23             842,745
    01/01/2007 to 12/31/2007                                $10.23           $10.31             958,429
    01/01/2008 to 12/31/2008                                $10.31            $6.24             452,522
    01/01/2009 to 12/31/2009                                 $6.24            $7.51             644,194
    01/01/2010 to 12/31/2010                                 $7.51            $8.53             777,947
    01/01/2011 to 12/31/2011                                 $8.53            $8.71             677,195
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.92              66,424
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2002 to 12/31/2002                                 $9.38            $8.36               5,490
    01/01/2003 to 12/31/2003                                 $8.36            $9.81             115,095
    01/01/2004 to 12/31/2004                                 $9.81           $10.56             146,721
    01/01/2005 to 12/31/2005                                $10.56           $10.91             173,191
    01/01/2006 to 12/31/2006                                $10.91           $11.82             174,226
    01/01/2007 to 12/31/2007                                $11.82           $12.71             214,498
    01/01/2008 to 12/31/2008                                $12.71            $8.76             613,791
    01/01/2009 to 12/31/2009                                 $8.76           $11.02           9,604,813
    01/01/2010 to 12/31/2010                                $11.02           $12.17          16,692,964
    01/01/2011 to 12/31/2011                                $12.17           $11.61          13,447,730
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                $18.70           $12.12               6,331
    01/01/2003 to 12/31/2003                                $12.12           $17.38             145,364
    01/01/2004 to 12/31/2004                                $17.38           $15.97             107,136
    01/01/2005 to 12/31/2005                                $15.97           $16.00             126,824
    01/01/2006 to 12/31/2006                                $16.00           $17.80             111,114
    01/01/2007 to 12/31/2007                                $17.80           $18.83             118,021
    01/01/2008 to 12/31/2008                                $18.83           $12.09             187,342
    01/01/2009 to 12/31/2009                                $12.09           $15.98             375,867
    01/01/2010 to 12/31/2010                                $15.98           $21.53             527,269
    01/01/2011 to 12/31/2011                                $21.53           $21.05             412,276
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                $12.06           $10.79              66,744
    01/01/2003 to 12/31/2003                                $10.79           $14.47             962,965
    01/01/2004 to 12/31/2004                                $14.47           $16.64           1,293,786
    01/01/2005 to 12/31/2005                                $16.64           $17.52           1,484,713
    01/01/2006 to 12/31/2006                                $17.52           $20.77           1,198,255
    01/01/2007 to 12/31/2007                                $20.77           $19.36           1,176,566
    01/01/2008 to 12/31/2008                                $19.36           $13.44             760,721
    01/01/2009 to 12/31/2009                                $13.44           $16.85             971,333
    01/01/2010 to 12/31/2010                                $16.85           $20.96             983,045
    01/01/2011 to 12/31/2011                                $20.96           $19.47             633,878

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2002 to 12/31/2002                                  $9.52            $8.47              13,799
    01/01/2003 to 12/31/2003                                  $8.47           $10.37             222,150
    01/01/2004 to 12/31/2004                                 $10.37           $11.39             357,085
    01/01/2005 to 12/31/2005                                 $11.39           $11.77             558,394
    01/01/2006 to 12/31/2006                                 $11.77           $13.08             665,726
    01/01/2007 to 12/31/2007                                 $13.08           $13.73             949,867
    01/01/2008 to 12/31/2008                                 $13.73           $10.04           2,067,659
    01/01/2009 to 12/31/2009                                 $10.04           $12.31          13,701,662
    01/01/2010 to 12/31/2010                                 $12.31           $13.56          19,352,932
    01/01/2011 to 12/31/2011                                 $13.56           $13.65          16,991,612
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                 $10.05            $8.61              82,054
    01/01/2003 to 12/31/2003                                  $8.61           $10.91             453,569
    01/01/2004 to 12/31/2004                                 $10.91           $12.28             603,508
    01/01/2005 to 12/31/2005                                 $12.28           $12.79             635,233
    01/01/2006 to 12/31/2006                                 $12.79           $15.33             815,109
    01/01/2007 to 12/31/2007                                 $15.33           $14.60             776,427
    01/01/2008 to 12/31/2008                                 $14.60            $8.38             424,531
    01/01/2009 to 12/31/2009                                  $8.38           $10.24             788,524
    01/01/2010 to 12/31/2010                                 $10.24           $11.45           1,004,584
    01/01/2011 to 12/31/2011                                 $11.45           $11.12             741,548
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                 $10.84           $12.32              36,987
    01/01/2003 to 12/31/2003                                 $12.32           $13.73             289,862
    01/01/2004 to 12/31/2004                                 $13.73           $14.73             657,913
    01/01/2005 to 12/31/2005                                 $14.73           $13.89             938,587
    01/01/2006 to 12/31/2006                                 $13.89           $14.58             836,914
    01/01/2007 to 12/31/2007                                 $14.58           $15.79             874,210
    01/01/2008 to 12/31/2008                                 $15.79           $15.21             536,127
    01/01/2009 to 12/31/2009                                 $15.21           $16.84           1,081,396
    01/01/2010 to 12/31/2010                                 $16.84           $17.58           1,391,312
    01/01/2011 to 12/31/2011                                 $17.58           $18.08           1,078,586
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  $7.12            $4.86             106,056
    01/01/2003 to 12/31/2003                                  $4.86            $5.93             263,698
    01/01/2004 to 12/31/2004                                  $5.93            $6.19             326,194
    01/01/2005 to 12/31/2005                                  $6.19            $7.12             512,014
    01/01/2006 to 12/31/2006                                  $7.12            $7.43             608,747
    01/01/2007 to 12/31/2007                                  $7.43            $7.94             919,355
    01/01/2008 to 12/31/2008                                  $7.94            $4.66           1,074,328
    01/01/2009 to 12/31/2009                                  $4.66            $7.06           3,806,238
    01/01/2010 to 12/31/2010                                  $7.06            $8.07           5,578,264
    01/01/2011 to 12/31/2011                                  $8.07            $7.84           3,909,559

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2002 to 12/31/2002                                $11.18           $10.42              4,994
    01/01/2003 to 12/31/2003                                $10.42           $13.75             75,013
    01/01/2004 to 12/31/2004                                $13.75           $17.81            192,336
    01/01/2005 to 12/31/2005                                $17.81           $23.11            254,041
    01/01/2006 to 12/31/2006                                $23.11           $26.44            291,510
    01/01/2007 to 12/31/2007                                $26.44           $36.68            378,258
    01/01/2008 to 12/31/2008                                $36.68           $18.12            317,719
    01/01/2009 to 12/31/2009                                $18.12           $26.72            995,022
    01/01/2010 to 12/31/2010                                $26.72           $31.78          1,431,376
    01/01/2011 to 12/31/2011                                $31.78           $26.70          1,050,814
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                               $10.00           $10.00            171,403
    01/01/2006 to 12/31/2006                                $10.00           $11.42          1,094,157
    01/01/2007 to 12/31/2007                                $11.42           $12.36          1,458,079
    01/01/2008 to 12/31/2008                                $12.36            $7.04          1,329,693
    01/01/2009 to 12/31/2009                                 $7.04            $8.93          2,519,429
    01/01/2010 to 12/31/2010                                 $8.93           $10.11          2,581,966
    01/01/2011 to 12/31/2011                                $10.11            $9.63          2,323,329
------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00            $9.98             48,832
    01/01/2008 to 12/31/2008                                 $9.98            $9.35            677,200
    01/01/2009 to 12/31/2009                                 $9.35           $10.30          2,726,911
    01/01/2010 to 12/31/2010                                $10.30           $10.97          3,801,379
    01/01/2011 to 12/31/2011                                $10.97           $11.48          3,277,047
------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                                $9.82           $11.47             64,775
    01/01/2006 to 12/31/2006                                $11.47           $12.58             72,371
    01/01/2007 to 12/31/2007                                $12.58           $13.79             85,135
    01/01/2008 to 12/31/2008                                $13.79            $8.02             66,604
    01/01/2009 to 12/31/2009                                 $8.02           $11.07             93,737
    01/01/2010 to 07/16/2010                                $11.07           $10.86                  0
------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                    --           $10.46             24,847
    01/01/2004 to 12/31/2004                                $10.46           $12.31             62,400
    01/01/2005 to 12/31/2005                                $12.31           $14.10            130,749
    01/01/2006 to 12/31/2006                                $14.10           $17.15            182,002
    01/01/2007 to 12/31/2007                                $17.15           $19.47            167,896
    01/01/2008 to 12/31/2008                                $19.47           $11.25            150,691
    01/01/2009 to 12/31/2009                                $11.25           $12.88            146,213
    01/01/2010 to 07/16/2010                                $12.88           $12.26                  0
------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                 $9.04               --                  0
    01/01/2003 to 12/31/2003                                    --            $9.21             15,743
    01/01/2004 to 12/31/2004                                 $9.21            $9.75             26,849
    01/01/2005 to 12/31/2005                                 $9.75           $10.00             18,356
    01/01/2006 to 12/31/2006                                $10.00           $10.47             19,700
    01/01/2007 to 12/31/2007                                $10.47           $11.58             38,907
    01/01/2008 to 12/31/2008                                $11.58            $8.32             68,712
    01/01/2009 to 12/31/2009                                 $8.32           $11.83            117,760
    01/01/2010 to 07/16/2010                                $11.83           $11.08                  0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2002 to 12/31/2002                                  $4.73            $2.95              23,080
    01/01/2003 to 12/31/2003                                  $2.95            $3.99              22,064
    01/01/2004 to 12/31/2004                                  $3.99            $4.38              33,075
    01/01/2005 to 12/31/2005                                  $4.38            $4.35              14,496
    01/01/2006 to 12/31/2006                                  $4.35            $4.47              19,492
    01/01/2007 to 12/31/2007                                  $4.47            $4.67              73,318
    01/01/2008 to 12/31/2008                                  $4.67            $2.59              70,049
    01/01/2009 to 12/31/2009                                  $2.59            $3.29             131,587
    01/01/2010 to 12/31/2010                                  $3.29            $3.87             132,842
    01/01/2011 to 12/31/2011                                  $3.87            $3.40             102,394
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.66           1,369,089
    01/01/2009 to 12/31/2009                                  $6.66            $8.56          16,250,197
    01/01/2010 to 12/31/2010                                  $8.56            $9.31          26,361,883
    01/01/2011 to 12/31/2011                                  $9.31            $9.04          18,981,983
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2003 to 12/31/2003                                     --           $12.96               8,569
    01/01/2004 to 12/31/2004                                 $12.96           $16.05              22,405
    01/01/2005 to 12/31/2005                                 $16.05           $17.46              52,338
    01/01/2006 to 12/31/2006                                 $17.46           $23.87             152,515
    01/01/2007 to 12/31/2007                                 $23.87           $26.71             239,619
    01/01/2008 to 12/31/2008                                 $26.71           $15.09             114,200
    01/01/2009 to 12/31/2009                                 $15.09           $21.03             106,503
    01/01/2010 to 12/31/2010                                 $21.03           $22.78              80,881
    01/01/2011 to 12/31/2011                                 $22.78           $20.81              65,179
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.19              44,314
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.15              47,399
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    01/01/2002 to 12/31/2002                                  $6.80            $4.57              18,808
    01/01/2003 to 12/31/2003                                  $4.57            $6.22             137,600
    01/01/2004 to 12/31/2004                                  $6.22            $6.96             188,184
    01/01/2005 to 12/31/2005                                  $6.96            $7.61             135,001
    01/01/2006 to 12/31/2006                                  $7.61            $8.73             124,196
    01/01/2007 to 12/31/2007                                  $8.73            $9.67             132,861
    01/01/2008 to 12/31/2008                                  $9.67            $4.96              78,078
    01/01/2009 to 12/31/2009                                  $4.96            $6.97              90,078
    01/01/2010 to 12/31/2010                                  $6.97            $8.53              75,642
    01/01/2011 to 04/29/2011                                  $8.53            $9.51                   0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    01/01/2002 to 12/31/2002                                 $11.02            $9.26               7,204
    01/01/2003 to 12/31/2003                                  $9.26           $11.85              48,538
    01/01/2004 to 12/31/2004                                 $11.85           $12.72              44,091
    01/01/2005 to 12/31/2005                                 $12.72           $13.30              48,007
    01/01/2006 to 12/31/2006                                 $13.30           $15.30              89,614
    01/01/2007 to 12/31/2007                                 $15.30           $11.75              53,310
    01/01/2008 to 12/31/2008                                 $11.75            $4.70              91,978
    01/01/2009 to 12/31/2009                                  $4.70            $5.92              87,326
    01/01/2010 to 12/31/2010                                  $5.92            $6.45              81,632
    01/01/2011 to 04/29/2011                                  $6.45            $6.81                   0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                          Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    01/01/2002 to 12/31/2002                $11.35            $8.46            19,405
    01/01/2003 to 12/31/2003                 $8.46           $10.68            59,116
    01/01/2004 to 12/31/2004                $10.68           $11.34            92,506
    01/01/2005 to 12/31/2005                $11.34           $12.12           106,295
    01/01/2006 to 12/31/2006                $12.12           $12.59           110,470
    01/01/2007 to 12/31/2007                $12.59           $13.91           109,826
    01/01/2008 to 12/31/2008                $13.91            $9.80            81,377
    01/01/2009 to 12/31/2009                 $9.80           $12.36            81,357
    01/01/2010 to 12/31/2010                $12.36           $12.85            74,735
    01/01/2011 to 12/31/2011                $12.85           $13.19            67,482
--------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND
    01/01/2002 to 12/31/2002                 $4.27            $2.24            30,448
    01/01/2003 to 12/31/2003                 $2.24            $3.21            42,720
    01/01/2004 to 12/31/2004                 $3.21            $3.32            78,567
    01/01/2005 to 12/31/2005                 $3.32            $3.35            77,942
    01/01/2006 to 12/31/2006                 $3.35            $3.65           254,798
    01/01/2007 to 12/31/2007                 $3.65            $3.89           126,039
    01/01/2008 to 12/31/2008                 $3.89            $2.13            95,405
    01/01/2009 to 12/31/2009                 $2.13            $3.31           166,230
    01/01/2010 to 12/31/2010                 $3.31            $3.97           298,028
    01/01/2011 to 12/31/2011                 $3.97            $3.72           145,369
--------------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                    --           $12.54             7,266
    01/01/2005 to 12/31/2005                $12.54           $12.79            10,385
    01/01/2006 to 12/31/2006                $12.79           $13.76            15,488
    01/01/2007 to 12/31/2007                $13.76           $16.54            27,898
    01/01/2008 to 12/31/2008                $16.54            $8.02            34,032
    01/01/2009 to 12/31/2009                 $8.02            $9.26            28,094
    01/01/2010 to 12/31/2010                 $9.26           $11.92            29,023
    01/01/2011 to 12/31/2011                $11.92           $11.93            19,317
--------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2002 to 12/31/2002                 $7.53            $6.71             6,530
    01/01/2003 to 12/31/2003                 $6.71           $10.59           122,136
    01/01/2004 to 12/31/2004                $10.59           $12.52           264,541
    01/01/2005 to 12/31/2005                $12.52           $16.26           351,335
    01/01/2006 to 12/31/2006                $16.26           $21.61           316,324
    01/01/2007 to 12/31/2007                $21.61           $30.63           435,146
    01/01/2008 to 12/31/2008                $30.63           $12.74           289,778
    01/01/2009 to 12/31/2009                $12.74           $20.42           332,583
    01/01/2010 to 12/31/2010                $20.42           $23.42           323,539
    01/01/2011 to 12/31/2011                $23.42           $17.94           198,299
--------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2003 to 12/31/2003                    --           $12.66            47,272
    01/01/2004 to 12/31/2004                $12.66           $12.43            63,254
    01/01/2005 to 12/31/2005                $12.43           $14.67            83,233
    01/01/2006 to 12/31/2006                $14.67           $20.18           235,779
    01/01/2007 to 12/31/2007                $20.18           $29.44           204,415
    01/01/2008 to 12/31/2008                $29.44           $14.30           109,480
    01/01/2009 to 12/31/2009                $14.30           $21.77           143,857
    01/01/2010 to 12/31/2010                $21.77           $24.49           124,035
    01/01/2011 to 12/31/2011                $24.49           $17.65            40,910

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2003 to 12/31/2003               --           $10.97             8,886
    01/01/2004 to 12/31/2004           $10.97           $12.11            12,480
    01/01/2005 to 12/31/2005           $12.11           $11.94            44,665
    01/01/2006 to 12/31/2006           $11.94           $13.61            35,707
    01/01/2007 to 12/31/2007           $13.61            $9.77            12,962
    01/01/2008 to 12/31/2008            $9.77            $5.12            71,458
    01/01/2009 to 12/31/2009            $5.12            $4.84            19,936
    01/01/2010 to 12/31/2010            $4.84            $5.18            19,494
    01/01/2011 to 12/31/2011            $5.18            $3.75             9,774
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2003 to 12/31/2003               --           $11.02            53,759
    01/01/2004 to 12/31/2004           $11.02           $12.00            42,597
    01/01/2005 to 12/31/2005           $12.00           $12.13            53,592
    01/01/2006 to 12/31/2006           $12.13           $13.84            67,645
    01/01/2007 to 12/31/2007           $13.84           $17.86           199,608
    01/01/2008 to 12/31/2008           $17.86            $8.57           114,858
    01/01/2009 to 12/31/2009            $8.57           $13.74           145,393
    01/01/2010 to 12/31/2010           $13.74           $17.59           122,575
    01/01/2011 to 12/31/2011           $17.59           $14.57            39,084
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2002 to 12/31/2002           $11.55           $13.78             2,012
    01/01/2003 to 12/31/2003           $13.78           $10.26            28,299
    01/01/2004 to 12/31/2004           $10.26            $9.09            16,155
    01/01/2005 to 12/31/2005            $9.09            $8.86            35,611
    01/01/2006 to 12/31/2006            $8.86            $8.09            56,286
    01/01/2007 to 12/31/2007            $8.09            $8.04            56,088
    01/01/2008 to 12/31/2008            $8.04           $11.10           157,817
    01/01/2009 to 12/31/2009           $11.10            $7.91           138,663
    01/01/2010 to 12/31/2010            $7.91            $6.42           145,694
    01/01/2011 to 12/31/2011            $6.42            $5.78            65,795
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2002 to 12/31/2002            $8.38            $5.17               460
    01/01/2003 to 12/31/2003            $5.17            $7.14            20,329
    01/01/2004 to 12/31/2004            $7.14            $7.73            32,726
    01/01/2005 to 12/31/2005            $7.73            $9.11            73,804
    01/01/2006 to 12/31/2006            $9.11            $8.63            56,416
    01/01/2007 to 12/31/2007            $8.63            $8.42           165,309
    01/01/2008 to 12/31/2008            $8.42            $8.47           117,598
    01/01/2009 to 12/31/2009            $8.47            $8.67            40,735
    01/01/2010 to 12/31/2010            $8.67            $9.00            38,083
    01/01/2011 to 12/31/2011            $9.00            $9.47            22,275
---------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2003 to 12/31/2003               --            $9.91           394,427
    01/01/2004 to 12/31/2004            $9.91           $10.65           412,259
    01/01/2005 to 12/31/2005           $10.65           $10.80           384,501
    01/01/2006 to 12/31/2006           $10.80           $12.12           306,353
    01/01/2007 to 12/31/2007           $12.12           $12.40           217,866
    01/01/2008 to 12/31/2008           $12.40            $7.63           184,775
    01/01/2009 to 12/31/2009            $7.63            $9.37           436,640
    01/01/2010 to 12/31/2010            $9.37           $10.42           358,651
    01/01/2011 to 12/31/2011           $10.42           $10.29           252,508

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2003 to 12/31/2003                   --            $9.71             3,821
    01/01/2004 to 12/31/2004                $9.71           $10.47             7,578
    01/01/2005 to 12/31/2005               $10.47           $10.31             6,876
    01/01/2006 to 12/31/2006               $10.31           $11.46            39,408
    01/01/2007 to 12/31/2007               $11.46           $12.18           150,560
    01/01/2008 to 12/31/2008               $12.18            $8.81            19,941
    01/01/2009 to 12/31/2009                $8.81           $10.58            17,782
    01/01/2010 to 12/31/2010               $10.58           $12.26            26,562
    01/01/2011 to 12/31/2011               $12.26           $12.95            25,754
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2003 to 12/31/2003                   --            $9.10            13,935
    01/01/2004 to 12/31/2004                $9.10            $9.67            20,288
    01/01/2005 to 12/31/2005                $9.67            $9.10             3,866
    01/01/2006 to 12/31/2006                $9.10           $10.06            15,819
    01/01/2007 to 12/31/2007               $10.06            $9.12             5,165
    01/01/2008 to 12/31/2008                $9.12            $6.18            16,093
    01/01/2009 to 12/31/2009                $6.18            $7.98            19,670
    01/01/2010 to 12/31/2010                $7.98            $9.57            28,520
    01/01/2011 to 12/31/2011                $9.57            $9.97            21,528
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2002 to 12/31/2002                $6.97            $5.11             2,539
    01/01/2003 to 12/31/2003                $5.11            $7.00            75,543
    01/01/2004 to 12/31/2004                $7.00            $7.90           201,444
    01/01/2005 to 12/31/2005                $7.90            $8.43            76,381
    01/01/2006 to 12/31/2006                $8.43            $9.79           370,628
    01/01/2007 to 12/31/2007                $9.79           $11.07           331,218
    01/01/2008 to 12/31/2008               $11.07            $6.12           126,269
    01/01/2009 to 12/31/2009                $6.12            $8.00           313,143
    01/01/2010 to 12/31/2010                $8.00            $8.11           272,463
    01/01/2011 to 12/31/2011                $8.11            $7.29            52,358
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2002 to 12/31/2002                $9.23            $7.76             3,258
    01/01/2003 to 12/31/2003                $7.76            $9.88            32,283
    01/01/2004 to 12/31/2004                $9.88           $10.77            70,662
    01/01/2005 to 12/31/2005               $10.77           $11.06            43,105
    01/01/2006 to 12/31/2006               $11.06           $12.81           108,064
    01/01/2007 to 12/31/2007               $12.81           $10.23            27,930
    01/01/2008 to 12/31/2008               $10.23            $5.00            52,097
    01/01/2009 to 12/31/2009                $5.00            $5.68           140,784
    01/01/2010 to 12/31/2010                $5.68            $6.22            44,908
    01/01/2011 to 12/31/2011                $6.22            $5.29            23,822
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2002 to 12/31/2002                $9.37            $7.15             1,235
    01/01/2003 to 12/31/2003                $7.15            $8.29            23,591
    01/01/2004 to 12/31/2004                $8.29            $8.38            91,641
    01/01/2005 to 12/31/2005                $8.38            $8.77            83,943
    01/01/2006 to 12/31/2006                $8.77            $9.12           179,877
    01/01/2007 to 12/31/2007                $9.12            $9.60           255,222
    01/01/2008 to 12/31/2008                $9.60            $7.17            79,165
    01/01/2009 to 12/31/2009                $7.17            $8.47            73,901
    01/01/2010 to 12/31/2010                $8.47            $8.60            65,780
    01/01/2011 to 12/31/2011                $8.60            $9.35            84,331

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2003 to 12/31/2003               --           $10.08            11,186
    01/01/2004 to 12/31/2004           $10.08           $11.27            22,333
    01/01/2005 to 12/31/2005           $11.27           $11.40             9,851
    01/01/2006 to 12/31/2006           $11.40           $12.57            21,635
    01/01/2007 to 12/31/2007           $12.57           $13.87            15,320
    01/01/2008 to 12/31/2008           $13.87            $8.15            39,857
    01/01/2009 to 12/31/2009            $8.15            $9.99            27,311
    01/01/2010 to 12/31/2010            $9.99           $12.20            21,347
    01/01/2011 to 12/31/2011           $12.20           $11.84            16,683
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2003 to 12/31/2003               --           $15.10             8,287
    01/01/2004 to 12/31/2004           $15.10           $18.08            20,851
    01/01/2005 to 12/31/2005           $18.08           $19.18            46,724
    01/01/2006 to 12/31/2006           $19.18           $19.20             6,326
    01/01/2007 to 12/31/2007           $19.20           $20.89            16,744
    01/01/2008 to 12/31/2008           $20.89           $11.38             7,505
    01/01/2009 to 12/31/2009           $11.38           $19.93            16,747
    01/01/2010 to 12/31/2010           $19.93           $26.62            31,261
    01/01/2011 to 12/31/2011           $26.62           $24.47             3,751
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2003 to 12/31/2003               --            $9.09            28,579
    01/01/2004 to 12/31/2004            $9.09            $9.65            87,251
    01/01/2005 to 12/31/2005            $9.65           $13.51           165,707
    01/01/2006 to 12/31/2006           $13.51           $14.79           117,156
    01/01/2007 to 12/31/2007           $14.79           $13.14            54,211
    01/01/2008 to 12/31/2008           $13.14            $7.68            67,522
    01/01/2009 to 12/31/2009            $7.68            $8.37            84,572
    01/01/2010 to 12/31/2010            $8.37            $7.72            72,550
    01/01/2011 to 12/31/2011            $7.72            $6.21            38,109
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2005 to 12/31/2005           $10.38           $10.35            98,334
    01/01/2006 to 12/31/2006           $10.35           $11.14            87,853
    01/01/2007 to 12/31/2007           $11.14           $11.77           111,093
    01/01/2008 to 12/31/2008           $11.77            $7.49           123,085
    01/01/2009 to 12/31/2009            $7.49            $9.60           134,716
    01/01/2010 to 12/31/2010            $9.60           $10.73            89,108
    01/01/2011 to 12/31/2011           $10.73           $10.93           120,030
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37             3,839
    01/01/2005 to 12/31/2005           $10.37           $10.55           131,174
    01/01/2006 to 12/31/2006           $10.55           $12.37           296,094
    01/01/2007 to 12/31/2007           $12.37           $12.23           172,527
    01/01/2008 to 12/31/2008           $12.23            $7.19           138,391
    01/01/2009 to 12/31/2009            $7.19            $8.48            83,232
    01/01/2010 to 12/31/2010            $8.48            $9.46            89,765
    01/01/2011 to 12/31/2011            $9.46            $9.22            42,710

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2003 to 12/31/2003               --            $9.75            24,107
    01/01/2004 to 12/31/2004            $9.75           $10.70            80,520
    01/01/2005 to 12/31/2005           $10.70           $11.75           181,173
    01/01/2006 to 12/31/2006           $11.75           $12.06            55,706
    01/01/2007 to 12/31/2007           $12.06           $13.31            89,654
    01/01/2008 to 12/31/2008           $13.31            $8.04            62,780
    01/01/2009 to 12/31/2009            $8.04           $10.99            83,374
    01/01/2010 to 12/31/2010           $10.99           $13.93           205,337
    01/01/2011 to 12/31/2011           $13.93           $13.36            64,733
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2003 to 12/31/2003               --           $10.30            59,964
    01/01/2004 to 12/31/2004           $10.30           $11.80            87,968
    01/01/2005 to 12/31/2005           $11.80           $12.68            86,401
    01/01/2006 to 12/31/2006           $12.68           $14.06           216,242
    01/01/2007 to 12/31/2007           $14.06           $14.02           130,141
    01/01/2008 to 12/31/2008           $14.02            $8.82            68,810
    01/01/2009 to 12/31/2009            $8.82           $11.40            58,665
    01/01/2010 to 12/31/2010           $11.40           $13.56            63,526
    01/01/2011 to 12/31/2011           $13.56           $12.86            58,692
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2002 to 12/31/2002            $5.77               --                 0
    01/01/2003 to 12/31/2003               --            $5.07           257,947
    01/01/2004 to 12/31/2004            $5.07            $5.44           293,311
    01/01/2005 to 12/31/2005            $5.44            $5.38           234,957
    01/01/2006 to 12/31/2006            $5.38            $5.60           266,020
    01/01/2007 to 12/31/2007            $5.60            $6.50           383,014
    01/01/2008 to 12/31/2008            $6.50            $3.69           318,742
    01/01/2009 to 12/31/2009            $3.69            $5.55           327,797
    01/01/2010 to 12/31/2010            $5.55            $6.48           316,781
    01/01/2011 to 12/31/2011            $6.48            $6.49           232,290
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2002 to 12/31/2002            $9.20               --                 0
    01/01/2003 to 12/31/2003               --            $9.10            50,155
    01/01/2004 to 12/31/2004            $9.10           $11.62           186,654
    01/01/2005 to 12/31/2005           $11.62           $15.07           278,771
    01/01/2006 to 12/31/2006           $15.07           $17.96           226,319
    01/01/2007 to 12/31/2007           $17.96           $23.49           230,618
    01/01/2008 to 12/31/2008           $23.49           $14.62           186,825
    01/01/2009 to 12/31/2009           $14.62           $16.68           156,252
    01/01/2010 to 12/31/2010           $16.68           $19.40           135,958
    01/01/2011 to 12/31/2011           $19.40           $19.59            76,432
---------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2003 to 12/31/2003               --            $8.95            24,743
    01/01/2004 to 12/31/2004            $8.95            $8.02            27,913
    01/01/2005 to 12/31/2005            $8.02            $7.62            36,753
    01/01/2006 to 12/31/2006            $7.62            $8.44           116,086
    01/01/2007 to 12/31/2007            $8.44            $8.53            85,082
    01/01/2008 to 12/31/2008            $8.53            $6.78            76,505
    01/01/2009 to 12/31/2009            $6.78            $7.82            74,314
    01/01/2010 to 12/31/2010            $7.82            $7.76            31,364
    01/01/2011 to 12/31/2011            $7.76            $8.90            38,921

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2002 to 12/31/2002                   --            $9.73             1,179
    01/01/2003 to 12/31/2003                $9.73           $13.38            89,687
    01/01/2004 to 12/31/2004               $13.38           $11.90           102,230
    01/01/2005 to 12/31/2005               $11.90           $14.84           200,314
    01/01/2006 to 12/31/2006               $14.84           $15.74           233,772
    01/01/2007 to 12/31/2007               $15.74           $19.03           203,953
    01/01/2008 to 12/31/2008               $19.03           $13.01           256,815
    01/01/2009 to 12/31/2009               $13.01           $17.39           237,439
    01/01/2010 to 12/31/2010               $17.39           $22.83           247,308
    01/01/2011 to 12/31/2011               $22.83           $18.21           173,485
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2002 to 12/31/2002               $10.78           $10.65             2,230
    01/01/2003 to 12/31/2003               $10.65           $14.00            18,355
    01/01/2004 to 12/31/2004               $14.00           $17.58            53,006
    01/01/2005 to 12/31/2005               $17.58           $18.54            31,980
    01/01/2006 to 12/31/2006               $18.54           $24.25            61,873
    01/01/2007 to 12/31/2007               $24.25           $19.25            39,817
    01/01/2008 to 12/31/2008               $19.25           $11.17            46,281
    01/01/2009 to 12/31/2009               $11.17           $14.10            52,257
    01/01/2010 to 12/31/2010               $14.10           $17.37            29,823
    01/01/2011 to 12/31/2011               $17.37           $17.96            20,201
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2003 to 12/31/2003                   --            $7.61            78,428
    01/01/2004 to 12/31/2004                $7.61            $6.70           266,169
    01/01/2005 to 12/31/2005                $6.70            $6.09           302,979
    01/01/2006 to 12/31/2006                $6.09            $6.63           268,688
    01/01/2007 to 12/31/2007                $6.63            $6.20           268,294
    01/01/2008 to 12/31/2008                $6.20            $3.80           202,541
    01/01/2009 to 12/31/2009                $3.80            $4.96           266,088
    01/01/2010 to 12/31/2010                $4.96            $4.11           219,463
    01/01/2011 to 12/31/2011                $4.11            $2.54           212,763
-------------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2003 to 12/31/2003                   --            $9.58            17,621
    01/01/2004 to 12/31/2004                $9.58            $7.23            52,485
    01/01/2005 to 12/31/2005                $7.23            $7.76            68,309
    01/01/2006 to 12/31/2006                $7.76            $7.12             9,658
    01/01/2007 to 12/31/2007                $7.12            $7.53            18,356
    01/01/2008 to 12/31/2008                $7.53            $3.73            21,594
    01/01/2009 to 12/31/2009                $3.73            $6.04            68,094
    01/01/2010 to 12/31/2010                $6.04            $6.71            23,685
    01/01/2011 to 12/31/2011                $6.71            $6.36            13,072
-------------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004                   --            $9.70               571
    01/01/2005 to 12/31/2005                $9.70            $8.67               975
    01/01/2006 to 12/31/2006                $8.67            $8.26             4,948
    01/01/2007 to 12/31/2007                $8.26            $7.92            17,295
    01/01/2008 to 12/31/2008                $7.92           $10.31            19,300
    01/01/2009 to 12/31/2009               $10.31            $6.58            57,877
    01/01/2010 to 12/31/2010                $6.58            $4.82            47,099
    01/01/2011 to 12/31/2011                $4.82            $4.37            43,108

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.03               934
    01/01/2003 to 12/31/2003           $11.03            $6.83            40,617
    01/01/2004 to 12/31/2004            $6.83            $5.99            77,280
    01/01/2005 to 12/31/2005            $5.99            $5.97            77,758
    01/01/2006 to 12/31/2006            $5.97            $5.81            53,401
    01/01/2007 to 12/31/2007            $5.81            $5.08            37,820
    01/01/2008 to 12/31/2008            $5.08            $7.43            61,822
    01/01/2009 to 12/31/2009            $7.43            $4.35            83,247
    01/01/2010 to 12/31/2010            $4.35            $3.39            75,845
    01/01/2011 to 12/31/2011            $3.39            $2.99            92,806
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.55             7,859
    01/01/2005 to 12/31/2005            $9.55            $9.15            11,578
    01/01/2006 to 12/31/2006            $9.15            $7.97             6,984
    01/01/2007 to 12/31/2007            $7.97            $8.23            35,184
    01/01/2008 to 12/31/2008            $8.23           $10.08            25,904
    01/01/2009 to 12/31/2009           $10.08            $6.73            32,810
    01/01/2010 to 12/31/2010            $6.73            $4.72            38,078
    01/01/2011 to 12/31/2011            $4.72            $4.24            53,572
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2003 to 12/31/2003               --           $10.23            65,882
    01/01/2004 to 12/31/2004           $10.23           $12.11           237,000
    01/01/2005 to 12/31/2005           $12.11           $12.86           341,834
    01/01/2006 to 12/31/2006           $12.86           $13.79           103,542
    01/01/2007 to 12/31/2007           $13.79           $14.17            70,944
    01/01/2008 to 12/31/2008           $14.17            $9.23            89,300
    01/01/2009 to 12/31/2009            $9.23           $11.50            80,525
    01/01/2010 to 12/31/2010           $11.50           $14.28           164,711
    01/01/2011 to 12/31/2011           $14.28           $14.29            44,095
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2003 to 12/31/2003               --            $9.46           105,751
    01/01/2004 to 12/31/2004            $9.46           $11.22           123,988
    01/01/2005 to 12/31/2005           $11.22           $11.52            53,564
    01/01/2006 to 12/31/2006           $11.52           $13.36           181,265
    01/01/2007 to 12/31/2007           $13.36           $12.24            56,109
    01/01/2008 to 12/31/2008           $12.24            $8.38            63,921
    01/01/2009 to 12/31/2009            $8.38            $9.96            41,964
    01/01/2010 to 12/31/2010            $9.96           $12.01            57,571
    01/01/2011 to 12/31/2011           $12.01           $11.37            67,448
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2002 to 12/31/2002            $5.92               --                 0
    01/01/2003 to 12/31/2003               --            $5.00            74,180
    01/01/2004 to 12/31/2004            $5.00            $4.91            88,720
    01/01/2005 to 12/31/2005            $4.91            $4.91           109,697
    01/01/2006 to 12/31/2006            $4.91            $5.24            74,232
    01/01/2007 to 12/31/2007            $5.24            $5.92           199,048
    01/01/2008 to 12/31/2008            $5.92            $3.25            78,353
    01/01/2009 to 12/31/2009            $3.25            $5.19           138,365
    01/01/2010 to 12/31/2010            $5.19            $5.67           108,312
    01/01/2011 to 12/31/2011            $5.67            $5.53           131,824

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2002 to 12/31/2002            $7.11               --                 0
    01/01/2003 to 12/31/2003               --            $4.41            30,179
    01/01/2004 to 12/31/2004            $4.41            $5.04           118,731
    01/01/2005 to 12/31/2005            $5.04            $4.64            45,277
    01/01/2006 to 12/31/2006            $4.64            $6.16           207,252
    01/01/2007 to 12/31/2007            $6.16            $6.59           120,262
    01/01/2008 to 12/31/2008            $6.59            $4.27            89,358
    01/01/2009 to 12/31/2009            $4.27            $4.52            80,465
    01/01/2010 to 12/31/2010            $4.52            $5.17            83,526
    01/01/2011 to 12/31/2011            $5.17            $5.20            36,580
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2002 to 12/31/2002               --           $11.59             1,005
    01/01/2003 to 12/31/2003           $11.59           $11.15            20,058
    01/01/2004 to 12/31/2004           $11.15           $11.91            42,782
    01/01/2005 to 12/31/2005           $11.91           $12.83           119,421
    01/01/2006 to 12/31/2006           $12.83           $12.09            50,469
    01/01/2007 to 12/31/2007           $12.09           $13.15           250,069
    01/01/2008 to 12/31/2008           $13.15           $19.44           169,486
    01/01/2009 to 12/31/2009           $19.44           $12.93            80,750
    01/01/2010 to 12/31/2010           $12.93           $14.06            70,483
    01/01/2011 to 12/31/2011           $14.06           $19.93            41,695
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2002 to 12/31/2002            $7.48            $4.72             2,988
    01/01/2003 to 12/31/2003            $4.72            $7.13            56,257
    01/01/2004 to 12/31/2004            $7.13            $8.25           305,666
    01/01/2005 to 12/31/2005            $8.25            $8.36            82,031
    01/01/2006 to 12/31/2006            $8.36           $10.16            91,153
    01/01/2007 to 12/31/2007           $10.16           $10.11           117,940
    01/01/2008 to 12/31/2008           $10.11            $3.26           201,842
    01/01/2009 to 12/31/2009            $3.26            $4.65           187,230
    01/01/2010 to 12/31/2010            $4.65            $5.61           134,141
    01/01/2011 to 12/31/2011            $5.61            $5.27            92,855
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2003 to 12/31/2003               --            $9.62            34,556
    01/01/2004 to 12/31/2004            $9.62           $12.13           115,073
    01/01/2005 to 12/31/2005           $12.13           $14.12           150,869
    01/01/2006 to 12/31/2006           $14.12           $15.42           133,297
    01/01/2007 to 12/31/2007           $15.42           $16.14            93,025
    01/01/2008 to 12/31/2008           $16.14            $5.18           149,958
    01/01/2009 to 12/31/2009            $5.18            $8.49           113,659
    01/01/2010 to 12/31/2010            $8.49           $12.54           116,062
    01/01/2011 to 12/31/2011           $12.54           $10.70            53,860

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2002 to 12/31/2002                         $1.25               --                  0
    01/01/2003 to 12/31/2003                            --            $0.77            890,270
    01/01/2004 to 12/31/2004                         $0.77            $0.87          6,405,048
    01/01/2005 to 12/31/2005                         $0.87            $0.82          7,044,313
    01/01/2006 to 12/31/2006                         $0.82            $0.85          6,941,343
    01/01/2007 to 12/31/2007                         $0.85            $1.08          6,538,979
    01/01/2008 to 12/31/2008                         $1.08            $0.29          2,231,878
    01/01/2009 to 12/31/2009                         $0.29            $0.63          3,119,054
    01/01/2010 to 12/31/2010                         $0.63            $0.84          2,867,144
    01/01/2011 to 12/31/2011                         $0.84            $0.82          2,037,370
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2002 to 12/31/2002                         $8.50            $4.82                953
    01/01/2003 to 12/31/2003                         $4.82            $9.49             60,051
    01/01/2004 to 12/31/2004                         $9.49           $12.28            143,175
    01/01/2005 to 12/31/2005                        $12.28           $12.10             52,922
    01/01/2006 to 12/31/2006                        $12.10           $15.06             56,197
    01/01/2007 to 12/31/2007                        $15.06           $12.91             55,859
    01/01/2008 to 12/31/2008                        $12.91            $4.31            126,179
    01/01/2009 to 12/31/2009                         $4.31            $5.97            128,561
    01/01/2010 to 12/31/2010                         $5.97            $8.75             82,740
    01/01/2011 to 12/31/2011                         $8.75            $7.01             71,070
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2002 to 12/31/2002                         $8.13            $6.11                491
    01/01/2003 to 12/31/2003                         $6.11            $7.32             18,902
    01/01/2004 to 12/31/2004                         $7.32            $8.75             79,702
    01/01/2005 to 12/31/2005                         $8.75            $9.77            213,814
    01/01/2006 to 12/31/2006                         $9.77           $11.51            237,712
    01/01/2007 to 12/31/2007                        $11.51           $13.16            338,965
    01/01/2008 to 12/31/2008                        $13.16            $9.00            105,879
    01/01/2009 to 12/31/2009                         $9.00            $9.85             95,836
    01/01/2010 to 12/31/2010                         $9.85           $10.30             65,508
    01/01/2011 to 12/31/2011                        $10.30           $11.96             79,104
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53             18,568
    01/01/2005 to 12/31/2005                        $10.53           $12.10             32,119
    01/01/2006 to 12/31/2006                        $12.10           $14.47            100,114
    01/01/2007 to 12/31/2007                        $14.47           $17.08            109,207
    01/01/2008 to 12/31/2008                        $17.08            $8.38             53,085
    01/01/2009 to 12/31/2009                         $8.38           $11.35             39,038
    01/01/2010 to 12/31/2010                        $11.35           $12.78             37,153
    01/01/2011 to 12/31/2011                        $12.78           $10.74             22,812
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2003 to 12/31/2003                            --           $11.89              5,532
    01/01/2004 to 12/31/2004                        $11.89           $13.34             43,536
    01/01/2005 to 12/31/2005                        $13.34           $13.72             46,537
    01/01/2006 to 12/31/2006                        $13.72           $13.94             45,207
    01/01/2007 to 12/31/2007                        $13.94           $14.35             57,244
    01/01/2008 to 12/31/2008                        $14.35           $10.21             32,217
    01/01/2009 to 12/31/2009                        $10.21           $11.47             38,613
    01/01/2010 to 12/31/2010                        $11.47           $13.51             20,090
    01/01/2011 to 12/31/2011                        $13.51           $14.49             15,815

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2003 to 12/31/2003                                             --           $13.20           476,951
    01/01/2004 to 12/31/2004                                         $13.20           $14.64           695,591
    01/01/2005 to 12/31/2005                                         $14.64           $15.50           732,183
    01/01/2006 to 12/31/2006                                         $15.50           $17.07           751,781
    01/01/2007 to 12/31/2007                                         $17.07           $18.45           676,438
    01/01/2008 to 12/31/2008                                         $18.45           $10.05           229,477
    01/01/2009 to 12/31/2009                                         $10.05           $11.22           142,533
    01/01/2010 to 12/31/2010                                         $11.22           $13.20           110,909
    01/01/2011 to 12/31/2011                                         $13.20           $12.81            88,019
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2003 to 12/31/2003                                             --           $12.05            10,069
    01/01/2004 to 12/31/2004                                         $12.05           $12.35            24,245
    01/01/2005 to 12/31/2005                                         $12.35           $11.81            25,001
    01/01/2006 to 12/31/2006                                         $11.81           $14.64            50,230
    01/01/2007 to 12/31/2007                                         $14.64           $14.55            42,707
    01/01/2008 to 12/31/2008                                         $14.55           $10.27            13,353
    01/01/2009 to 12/31/2009                                         $10.27           $11.56            10,232
    01/01/2010 to 12/31/2010                                         $11.56           $13.33            15,522
    01/01/2011 to 12/31/2011                                         $13.33           $14.17            12,267
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.79           290,983
    01/01/2006 to 12/31/2006                                          $9.79           $11.42           415,893
    01/01/2007 to 12/31/2007                                         $11.42           $11.40           397,672
    01/01/2008 to 12/31/2008                                         $11.40            $6.69           263,193
    01/01/2009 to 12/31/2009                                          $6.69            $7.54           233,259
    01/01/2010 to 12/31/2010                                          $7.54            $8.68           192,557
    01/01/2011 to 12/31/2011                                          $8.68            $9.08           156,556
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $16.61            33,213
    01/01/2005 to 12/31/2005                                         $16.61           $19.64           130,528
    01/01/2006 to 12/31/2006                                         $19.64           $19.95           178,140
    01/01/2007 to 12/31/2007                                         $19.95           $23.28           204,229
    01/01/2008 to 12/31/2008                                         $23.28           $10.39           181,230
    01/01/2009 to 12/31/2009                                         $10.39           $10.99           158,950
    01/01/2010 to 12/31/2010                                         $10.99           $14.15           124,480
    01/01/2011 to 12/31/2011                                         $14.15           $10.53           101,101
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2002 to 12/31/2002                                         $15.89           $12.67             1,063
    01/01/2003 to 12/31/2003                                         $12.67           $15.79            10,586
    01/01/2004 to 12/31/2004                                         $15.79           $17.32            19,612
    01/01/2005 to 12/31/2005                                         $17.32           $18.02            23,574
    01/01/2006 to 12/31/2006                                         $18.02           $21.10            23,739
    01/01/2007 to 12/31/2007                                         $21.10           $21.42            20,467
    01/01/2008 to 12/31/2008                                         $21.42           $13.44            55,757
    01/01/2009 to 12/31/2009                                         $13.44           $15.51            30,734
    01/01/2010 to 07/16/2010                                         $15.51           $14.93                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.28           $14.87           173,563
    01/01/2011 to 12/31/2011                                         $14.87           $12.81           149,767

                                                                                                  Number of
                                                              Accumulation     Accumulation      Accumulation
                                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                    $14.93           $17.43            37,256
    01/01/2011 to 12/31/2011                                     $17.43           $16.84            22,159
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                    $11.08           $14.00           129,477
    01/01/2011 to 12/31/2011                                     $14.00           $13.08            90,859
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                     $9.59           $12.27           116,451
    01/01/2011 to 12/31/2011                                     $12.27           $11.59            69,975



 *  Denotes the start date of these sub-accounts

                                    ASAP III
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (2.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/01/2009 to 12/31/2009                               $9.85           $12.11                 0
    01/01/2010 to 12/31/2010                              $12.11           $13.72                 0
    01/01/2011 to 12/31/2011                              $13.72           $13.72                 0
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.66            $9.30           159,301
    01/01/2010 to 12/31/2010                               $9.30           $10.14           212,391
    01/01/2011 to 12/31/2011                              $10.14            $9.61           105,066
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.68            $9.46           108,658
    01/01/2010 to 12/31/2010                               $9.46           $10.47           131,942
    01/01/2011 to 12/31/2011                              $10.47           $10.21            48,552
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.70            $8.26            53,149
    01/01/2010 to 12/31/2010                               $8.26            $9.15            55,133
    01/01/2011 to 12/31/2011                               $9.15            $9.23            13,061
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.97            $9.54           676,115
    01/01/2010 to 12/31/2010                               $9.54           $10.43           803,521
    01/01/2011 to 12/31/2011                              $10.43           $10.03           368,297
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.10             6,280
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.93            $8.71            23,375
    01/01/2010 to 12/31/2010                               $8.71            $9.54            49,989
    01/01/2011 to 12/31/2011                               $9.54            $9.24            18,206

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                          $9.96            $9.95                 0
    01/01/2010 to 12/31/2010                          $9.95           $10.59                 0
    01/01/2011 to 12/31/2011                         $10.59           $10.97                 0
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                          $9.94            $9.57             5,603
    01/01/2010 to 12/31/2010                          $9.57           $10.30           156,943
    01/01/2011 to 12/31/2011                         $10.30           $11.00           575,620
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                        $10.00           $10.67           310,356
    01/01/2011 to 12/31/2011                         $10.67           $11.57           645,073
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.64                 0
    01/01/2010 to 12/31/2010                          $9.64           $10.43                 0
    01/01/2011 to 12/31/2011                         $10.43           $11.53           794,107
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.54                 0
    01/01/2010 to 12/31/2010                          $9.54           $10.34             6,929
    01/01/2011 to 12/31/2011                         $10.34           $11.67                 0
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.21                 0
    01/01/2010 to 12/31/2010                          $9.21           $10.03           100,282
    01/01/2011 to 12/31/2011                         $10.03           $11.59             8,944
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.91            64,449
    01/01/2011 to 12/31/2011                         $10.91           $12.78           706,219
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.92           329,141
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.48            $9.13           708,219
    01/01/2010 to 12/31/2010                          $9.13           $10.08           749,579
    01/01/2011 to 12/31/2011                         $10.08            $9.58           281,330
-----------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.32            $8.95            77,197
    01/01/2010 to 12/31/2010                          $8.95            $9.96           101,506
    01/01/2011 to 12/31/2011                          $9.96            $9.47            41,550
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.17            $8.49           138,328
    01/01/2010 to 12/31/2010                          $8.49            $9.25           113,621
    01/01/2011 to 12/31/2011                          $9.25            $8.85            45,096
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $6.68           $10.04            39,209
    01/01/2010 to 12/31/2010                         $10.04           $12.58            51,647
    01/01/2011 to 12/31/2011                         $12.58           $13.05            12,690
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.01            $9.09            19,394
    01/01/2010 to 12/31/2010                          $9.09           $11.73            35,005
    01/01/2011 to 12/31/2011                         $11.73            $9.92            19,569
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.02            $8.35            30,995
    01/01/2010 to 12/31/2010                          $8.35            $9.22            58,869
    01/01/2011 to 12/31/2011                          $9.22            $8.75            19,800

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.97            $8.53           137,785
    01/01/2010 to 12/31/2010                                       $8.53            $9.49           188,595
    01/01/2011 to 12/31/2011                                       $9.49            $9.10            91,985
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.58            $7.98           350,219
    01/01/2010 to 12/31/2010                                       $7.98            $9.25           333,228
    01/01/2011 to 12/31/2011                                       $9.25            $8.44           126,388
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $5.68            $8.00            45,530
    01/01/2010 to 12/31/2010                                       $8.00            $9.37            52,578
    01/01/2011 to 12/31/2011                                       $9.37            $8.66            13,704
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.42           $10.72            11,362
    01/01/2010 to 12/31/2010                                      $10.72           $11.51            26,337
    01/01/2011 to 12/31/2011                                      $11.51           $10.76             8,661
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.64            $7.97             6,997
    01/01/2010 to 12/31/2010                                       $7.97            $8.76            13,269
    01/01/2011 to 12/31/2011                                       $8.76            $8.05             4,169
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.32           $11.11            17,908
    01/01/2010 to 12/31/2010                                      $11.11           $12.96            39,965
    01/01/2011 to 12/31/2011                                      $12.96           $12.25            10,818
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.62            $9.73             7,376
    01/01/2010 to 12/31/2010                                       $9.73           $12.01            32,918
    01/01/2011 to 12/31/2011                                      $12.01           $11.84            10,130
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.05           $10.02            34,468
    01/01/2010 to 12/31/2010                                      $10.02           $11.07            56,851
    01/01/2011 to 12/31/2011                                      $11.07           $11.12            18,231
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.97            $8.47           147,100
    01/01/2010 to 12/31/2010                                       $8.47            $9.38           204,130
    01/01/2011 to 12/31/2011                                       $9.38            $9.08            79,044
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.64            $9.00            91,733
    01/01/2010 to 12/31/2010                                       $9.00            $9.78           111,962
    01/01/2011 to 12/31/2011                                       $9.78            $9.47            37,760
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.48            $9.75            27,547
    01/01/2010 to 12/31/2010                                       $9.75           $10.86            42,682
    01/01/2011 to 12/31/2011                                      $10.86            $9.21            14,523
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.11           $10.46            44,606
    01/01/2010 to 12/31/2010                                      $10.46           $11.31            49,149
    01/01/2011 to 12/31/2011                                      $11.31            $9.63            11,615

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.35           $10.77            81,132
    01/01/2010 to 12/31/2010                               $10.77           $11.26            55,706
    01/01/2011 to 12/31/2011                               $11.26           $10.99            32,627
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.08           $10.28                 0
    01/01/2010 to 12/31/2010                               $10.28           $11.14             5,980
    01/01/2011 to 12/31/2011                               $11.14           $10.91             1,722
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.14           $10.29                 0
    01/01/2010 to 12/31/2010                               $10.29           $11.39             6,807
    01/01/2011 to 12/31/2011                               $11.39           $10.44               549
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.60           $10.15             9,545
    01/01/2010 to 12/31/2010                               $10.15           $10.59            37,715
    01/01/2011 to 12/31/2011                               $10.59            $9.37            12,895
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $5.99            $7.55            12,659
    01/01/2010 to 12/31/2010                                $7.55            $8.32             4,760
    01/01/2011 to 12/31/2011                                $8.32            $7.76             3,241
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.89           $10.66            27,186
    01/01/2010 to 12/31/2010                               $10.66           $11.77            21,065
    01/01/2011 to 12/31/2011                               $11.77           $12.63            24,541
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.91            $8.75            37,494
    01/01/2010 to 12/31/2010                                $8.75           $10.20            63,578
    01/01/2011 to 12/31/2011                               $10.20            $9.84            22,561
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.33           $11.01             6,858
    01/01/2010 to 12/31/2010                               $11.01           $12.01            12,938
    01/01/2011 to 12/31/2011                               $12.01           $11.33             5,269
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.93            $9.58             7,736
    01/01/2010 to 12/31/2010                                $9.58           $10.51             8,723
    01/01/2011 to 12/31/2011                               $10.51           $10.18             3,745
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.05            $9.30             8,401
    01/01/2010 to 12/31/2010                                $9.30           $11.19            30,309
    01/01/2011 to 12/31/2011                               $11.19           $10.52            11,640
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.32           $10.14           186,292
    01/01/2010 to 12/31/2010                               $10.14            $9.88            56,299
    01/01/2011 to 12/31/2011                                $9.88            $9.62            49,295
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.67            $8.99            13,800
    01/01/2010 to 12/31/2010                                $8.99           $10.81            36,557
    01/01/2011 to 12/31/2011                               $10.81           $10.26            11,055
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.03           $10.05                 0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.41           $10.38             8,686
    01/01/2010 to 12/31/2010                                $10.38           $13.00            18,742
    01/01/2011 to 12/31/2011                                $13.00           $12.87             5,978
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.84            $8.27             9,909
    01/01/2010 to 12/31/2010                                 $8.27            $9.69            15,269
    01/01/2011 to 04/29/2011                                 $9.69           $10.83                 0
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.14            $8.99            15,797
    01/01/2010 to 12/31/2010                                 $8.99           $10.71            34,990
    01/01/2011 to 12/31/2011                                $10.71            $8.31            11,571
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.59           $11.07            27,342
    01/01/2010 to 12/31/2010                                $11.07           $11.20            33,522
    01/01/2011 to 12/31/2011                                $11.20           $11.14            14,026
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.49           $11.57           100,899
    01/01/2010 to 12/31/2010                                $11.57           $12.13           259,444
    01/01/2011 to 12/31/2011                                $12.13           $12.18            94,206
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.86           $10.22           159,770
    01/01/2010 to 12/31/2010                                $10.22           $11.00           172,519
    01/01/2011 to 12/31/2011                                $11.00           $10.81            76,467
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.05                 0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.28            $7.95               440
    01/01/2010 to 12/31/2010                                 $7.95            $8.90             3,799
    01/01/2011 to 12/31/2011                                 $8.90            $8.97             1,298
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.84                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.98            $9.76           101,532
    01/01/2010 to 12/31/2010                                 $9.76           $10.62           180,063
    01/01/2011 to 12/31/2011                                $10.62            $9.99            67,956
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.46            $9.76             4,989
    01/01/2010 to 12/31/2010                                 $9.76           $12.96             8,672
    01/01/2011 to 12/31/2011                                $12.96           $12.49             3,795
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.42            $9.59            57,584
    01/01/2010 to 12/31/2010                                 $9.59           $11.76            57,699
    01/01/2011 to 12/31/2011                                $11.76           $10.77            18,951
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.41           $10.14           110,706
    01/01/2010 to 12/31/2010                                $10.14           $11.01           148,995
    01/01/2011 to 12/31/2011                                $11.01           $10.93            63,515

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.07            $7.73            14,808
    01/01/2010 to 12/31/2010                                  $7.73            $8.52            17,597
    01/01/2011 to 12/31/2011                                  $8.52            $8.16             8,102
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.71           $10.73            31,524
    01/01/2010 to 12/31/2010                                 $10.73           $11.04            39,047
    01/01/2011 to 12/31/2011                                 $11.04           $11.19            17,715
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $8.57           $11.25            13,227
    01/01/2010 to 12/31/2010                                 $11.25           $12.68            16,377
    01/01/2011 to 12/31/2011                                 $12.68           $12.14             5,215
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.56           $12.71            61,248
    01/01/2010 to 12/31/2010                                 $12.71           $14.91            92,333
    01/01/2011 to 12/31/2011                                 $14.91           $12.35            29,413
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.67            $8.42            36,911
    01/01/2010 to 12/31/2010                                  $8.42            $9.40            54,929
    01/01/2011 to 12/31/2011                                  $9.40            $8.83            15,323
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.32            $9.99            50,536
    01/01/2010 to 12/31/2010                                  $9.99           $10.49            80,747
    01/01/2011 to 12/31/2011                                 $10.49           $10.83            33,098
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                  $8.26           $10.35                 0
    01/01/2010 to 07/16/2010                                 $10.35           $10.08                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                  $7.46            $9.41             2,694
    01/01/2010 to 07/16/2010                                  $9.41            $8.89                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                  $9.09           $11.76             1,366
    01/01/2010 to 07/16/2010                                 $11.76           $10.93                 0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                  $5.33            $6.98               214
    01/01/2010 to 12/31/2010                                  $6.98            $8.08               376
    01/01/2011 to 12/31/2011                                  $8.08            $7.01                79
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                  $6.59            $8.35           206,785
    01/01/2010 to 12/31/2010                                  $8.35            $8.97           267,746
    01/01/2011 to 12/31/2011                                  $8.97            $8.58           115,073
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                  $8.61           $12.35             9,823
    01/01/2010 to 12/31/2010                                 $12.35           $13.19             9,210
    01/01/2011 to 12/31/2011                                 $13.19           $11.88             2,325
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.11               821
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.06               392

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                          Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    05/01/2009 to 12/31/2009                 $7.18            $9.37               964
    01/01/2010 to 12/31/2010                 $9.37           $11.29             1,855
    01/01/2011 to 04/29/2011                $11.29           $12.53                 0
--------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    05/01/2009 to 12/31/2009                 $3.21            $4.48             1,270
    01/01/2010 to 12/31/2010                 $4.48            $4.81             2,100
    01/01/2011 to 04/29/2011                 $4.81            $5.06                 0
--------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    05/01/2009 to 12/31/2009                 $8.36           $10.67             1,728
    01/01/2010 to 12/31/2010                $10.67           $10.94             1,668
    01/01/2011 to 12/31/2011                $10.94           $11.07               716
--------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND
    05/01/2009 to 12/31/2009                 $7.51            $9.92                 0
    01/01/2010 to 12/31/2010                 $9.92           $11.72                 0
    01/01/2011 to 12/31/2011                $11.72           $10.83                 0
--------------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                 $6.36            $7.37                 0
    01/01/2010 to 12/31/2010                 $7.37            $9.35                 0
    01/01/2011 to 12/31/2011                 $9.35            $9.22                 0
--------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                 $9.93           $14.18            40,036
    01/01/2010 to 12/31/2010                $14.18           $16.03            36,238
    01/01/2011 to 12/31/2011                $16.03           $12.11             7,991
--------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                $11.40           $15.60                 0
    01/01/2010 to 12/31/2010                $15.60           $17.29                 0
    01/01/2011 to 12/31/2011                $17.29           $12.29                 0
--------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                 $3.04            $3.88                 0
    01/01/2010 to 12/31/2010                 $3.88            $4.09                 0
    01/01/2011 to 12/31/2011                 $4.09            $2.92                 0
--------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                 $7.24           $10.16            12,634
    01/01/2010 to 12/31/2010                $10.16           $12.83             8,573
    01/01/2011 to 12/31/2011                $12.83           $10.47             2,409
--------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                $10.99            $8.07                 0
    01/01/2010 to 12/31/2010                 $8.07            $6.46                 0
    01/01/2011 to 12/31/2011                 $6.46            $5.73                 0
--------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    05/01/2009 to 12/31/2009                $10.90           $12.16                 0
    01/01/2010 to 12/31/2010                $12.16           $12.44                 0
    01/01/2011 to 12/31/2011                $12.44           $12.91                 0
--------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009                 $6.62            $8.31             1,719
    01/01/2010 to 12/31/2010                 $8.31            $9.11                 0
    01/01/2011 to 12/31/2011                 $9.11            $8.87                 0
--------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                 $7.58            $9.46                 0
    01/01/2010 to 12/31/2010                 $9.46           $10.81               180
    01/01/2011 to 12/31/2011                $10.81           $11.26                 0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009            $6.52            $8.03            5,204
    01/01/2010 to 12/31/2010            $8.03            $9.49              212
    01/01/2011 to 12/31/2011            $9.49            $9.74                0
---------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009            $6.99            $9.36                0
    01/01/2010 to 12/31/2010            $9.36            $9.35                0
    01/01/2011 to 12/31/2011            $9.35            $8.29                0
---------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009            $3.92            $5.12            3,519
    01/01/2010 to 12/31/2010            $5.12            $5.53            4,649
    01/01/2011 to 12/31/2011            $5.53            $4.64            1,408
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009            $7.49            $9.57              705
    01/01/2010 to 12/31/2010            $9.57            $9.58            1,966
    01/01/2011 to 12/31/2011            $9.58           $10.27              599
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009            $6.63            $8.35                0
    01/01/2010 to 12/31/2010            $8.35           $10.06              294
    01/01/2011 to 12/31/2011           $10.06            $9.62              201
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    05/01/2009 to 12/31/2009            $9.25           $12.51                0
    01/01/2010 to 12/31/2010           $12.51           $16.47                0
    01/01/2011 to 12/31/2011           $16.47           $14.93                0
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009            $7.08            $7.84                0
    01/01/2010 to 12/31/2010            $7.84            $7.14                0
    01/01/2011 to 12/31/2011            $7.14            $5.66                0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009            $7.02            $8.78                0
    01/01/2010 to 12/31/2010            $8.78            $9.67              243
    01/01/2011 to 12/31/2011            $9.67            $9.71                0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009            $6.16            $7.76                0
    01/01/2010 to 12/31/2010            $7.76            $8.53                0
    01/01/2011 to 12/31/2011            $8.53            $8.20                0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009            $7.55            $9.53                0
    01/01/2010 to 12/31/2010            $9.53           $11.91              504
    01/01/2011 to 12/31/2011           $11.91           $11.26              209
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009            $7.04            $9.02                0
    01/01/2010 to 12/31/2010            $9.02           $10.58                0
    01/01/2011 to 12/31/2011           $10.58            $9.90                0
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009            $7.93           $10.31                0
    01/01/2010 to 12/31/2010           $10.31           $11.86                0
    01/01/2011 to 12/31/2011           $11.86           $11.72                0
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009            $9.92           $11.45            6,547
    01/01/2010 to 12/31/2010           $11.45           $13.12            3,236
    01/01/2011 to 12/31/2011           $13.12           $13.06            1,649

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009                $7.06            $9.18              116
    01/01/2010 to 12/31/2010                $9.18            $8.98              471
    01/01/2011 to 12/31/2011                $8.98           $10.15              350
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009                $9.78           $13.31                0
    01/01/2010 to 12/31/2010               $13.31           $17.22                0
    01/01/2011 to 12/31/2011               $17.22           $13.55                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $5.54            $8.05            1,440
    01/01/2010 to 12/31/2010                $8.05            $9.77            1,103
    01/01/2011 to 12/31/2011                $9.77            $9.97              292
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009                $6.95            $7.00            1,983
    01/01/2010 to 12/31/2010                $7.00            $5.73            4,321
    01/01/2011 to 12/31/2011                $5.73            $3.48            1,971
-------------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    05/01/2009 to 12/31/2009                $5.78            $7.86                0
    01/01/2010 to 12/31/2010                $7.86            $8.60                0
    01/01/2011 to 12/31/2011                $8.60            $8.04                0
-------------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    05/01/2009 to 12/31/2009                $9.03            $6.42                0
    01/01/2010 to 12/31/2010                $6.42            $4.63                0
    01/01/2011 to 12/31/2011                $4.63            $4.14                0
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $8.92            $6.32                0
    01/01/2010 to 12/31/2010                $6.32            $4.85                0
    01/01/2011 to 12/31/2011                $4.85            $4.22                0
-------------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    05/01/2009 to 12/31/2009                $8.87            $6.39                0
    01/01/2010 to 12/31/2010                $6.39            $4.42                0
    01/01/2011 to 12/31/2011                $4.42            $3.91                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009                $7.09            $8.88                0
    01/01/2010 to 12/31/2010                $8.88           $10.87              396
    01/01/2011 to 12/31/2011               $10.87           $10.72               38
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $6.80            $8.43              625
    01/01/2010 to 12/31/2010                $8.43           $10.02              509
    01/01/2011 to 12/31/2011               $10.02            $9.36              300
-------------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    05/01/2009 to 12/31/2009                $7.85           $10.54                0
    01/01/2010 to 12/31/2010               $10.54           $11.36                0
    01/01/2011 to 12/31/2011               $11.36           $10.91                0
-------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009                $8.31            $8.98                0
    01/01/2010 to 12/31/2010                $8.98           $10.12              239
    01/01/2011 to 12/31/2011               $10.12           $10.03                0
-------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009               $11.23           $10.07              298
    01/01/2010 to 12/31/2010               $10.07           $10.80            1,744
    01/01/2011 to 12/31/2011               $10.80           $15.08            1,541

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    05/01/2009 to 12/31/2009                                          $3.45            $5.40                0
    01/01/2010 to 12/31/2010                                          $5.40            $6.42                0
    01/01/2011 to 12/31/2011                                          $6.42            $5.95                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                                          $4.03            $6.48                0
    01/01/2010 to 12/31/2010                                          $6.48            $9.44                0
    01/01/2011 to 12/31/2011                                          $9.44            $7.94                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    05/01/2009 to 12/31/2009                                          $4.71            $8.01                0
    01/01/2010 to 12/31/2010                                          $8.01           $10.54                0
    01/01/2011 to 12/31/2011                                         $10.54           $10.14                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    05/01/2009 to 12/31/2009                                          $3.17            $4.98                0
    01/01/2010 to 12/31/2010                                          $4.98            $7.19                0
    01/01/2011 to 12/31/2011                                          $7.19            $5.68                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                                          $8.48           $10.12                0
    01/01/2010 to 12/31/2010                                         $10.12           $10.43            3,356
    01/01/2011 to 12/31/2011                                         $10.43           $11.94            1,527
---------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $7.54            $9.93               35
    01/01/2010 to 12/31/2010                                          $9.93           $11.02               24
    01/01/2011 to 12/31/2011                                         $11.02            $9.13                0
---------------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                          $6.93            $8.30            2,264
    01/01/2010 to 12/31/2010                                          $8.30            $9.64            2,158
    01/01/2011 to 12/31/2011                                          $9.64           $10.18            1,013
---------------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                          $5.83            $7.15            1,112
    01/01/2010 to 12/31/2010                                          $7.15            $8.29              841
    01/01/2011 to 12/31/2011                                          $8.29            $7.94              297
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                          $6.76            $8.84              923
    01/01/2010 to 12/31/2010                                          $8.84           $10.05              759
    01/01/2011 to 12/31/2011                                         $10.05           $10.54              186
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $5.19            $7.06            2,234
    01/01/2010 to 12/31/2010                                          $7.06            $8.00            1,739
    01/01/2011 to 12/31/2011                                          $8.00            $8.26              425
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    05/01/2009 to 12/31/2009                                          $5.41            $5.89                0
    01/01/2010 to 12/31/2010                                          $5.89            $7.47                0
    01/01/2011 to 12/31/2011                                          $7.47            $5.48                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                          $6.78            $8.22            1,309
    01/01/2010 to 07/16/2010                                          $8.22            $7.85                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $8.91           $10.72            2,060
    01/01/2011 to 12/31/2011                                         $10.72            $9.10              775

                                                                                                  Number of
                                                              Accumulation     Accumulation      Accumulation
                                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                     $7.85            $9.11            1,063
    01/01/2011 to 12/31/2011                                      $9.11            $8.67              613
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                    $10.93           $13.72            1,684
    01/01/2011 to 12/31/2011                                     $13.72           $12.64              457
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                     $9.59           $12.19                0
    01/01/2011 to 12/31/2011                                     $12.19           $11.35                0



 *  Denotes the start date of these sub-accounts

                                    APEX II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.56             899,139
    01/01/2006 to 12/31/2006                              $10.56           $11.38           1,207,864
    01/01/2007 to 12/31/2007                              $11.38           $11.78             898,024
    01/01/2008 to 12/31/2008                              $11.78           $11.04             901,901
    01/01/2009 to 12/31/2009                              $11.04           $12.70             686,444
    01/01/2010 to 12/31/2010                              $12.70           $14.53             627,620
    01/01/2011 to 12/31/2011                              $14.53           $14.69           1,447,058
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                             $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                              $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                              $11.48            $7.93          16,229,117
    01/01/2009 to 12/31/2009                               $7.93            $9.84          54,720,347
    01/01/2010 to 12/31/2010                               $9.84           $11.00          68,974,007
    01/01/2011 to 12/31/2011                              $11.00           $10.83          55,424,347
----------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $6.80             658,419
    01/01/2003 to 12/31/2003                               $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                               $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                               $9.67           $11.10                   0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                              --            $7.99             965,912
    01/01/2003 to 12/31/2003                           $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                           $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                          $10.72           $11.86                   0
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                              --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                           $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                          $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                          $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                          $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                          $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                          $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                           $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                           $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                          $11.18           $11.39           5,937,210
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                          $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                          $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                           $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                           $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                          $10.99           $10.67          99,522,684
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $10.00            $9.17           2,940,794
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                              --            $8.66             664,649
    01/01/2003 to 12/31/2003                           $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                          $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                          $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                          $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                          $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                          $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                           $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                          $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                          $12.73           $12.46           3,528,509
------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                          $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                          $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                          $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                           $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                           $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                          $10.62           $10.19         100,099,910
------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                         $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                          $11.51            $7.33           2,184,002
    01/01/2009 to 12/31/2009                           $7.33            $9.15          23,955,044
    01/01/2010 to 12/31/2010                           $9.15           $10.29          36,192,438
    01/01/2011 to 12/31/2011                          $10.29            $9.88          25,866,646

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                        $10.04            $7.15           5,507,286
    01/01/2009 to 12/31/2009                         $7.15            $8.68          39,406,298
    01/01/2010 to 12/31/2010                         $8.68            $9.55          54,818,248
    01/01/2011 to 12/31/2011                         $9.55            $9.23          46,132,040
----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2002 to 12/31/2002                            --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                        $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                        $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                        $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                        $23.19           $24.31           2,210,944
----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                            --            $7.66             423,387
    01/01/2003 to 12/31/2003                         $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                        $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                        $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                        $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                        $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                        $12.33           $11.30                   0
----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                            --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                         $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                        $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                        $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                        $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                        $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                        $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                        $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                        $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                        $18.85           $16.11           4,029,967
----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                        $10.00            $7.16           2,156,002
    01/01/2009 to 12/31/2009                         $7.16            $8.54          18,482,649
    01/01/2010 to 12/31/2010                         $8.54            $9.51          20,766,873
    01/01/2011 to 12/31/2011                         $9.51            $9.13          15,624,739
----------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                       $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                        $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                        $11.30            $7.28          13,486,356
    01/01/2009 to 12/31/2009                         $7.28            $8.87          54,387,061
    01/01/2010 to 12/31/2010                         $8.87            $9.97          68,927,498
    01/01/2011 to 12/31/2011                         $9.97            $9.66          53,951,634

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                      $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                      $11.49            $6.70          13,640,692
    01/01/2009 to 12/31/2009                                       $6.70            $8.30          93,813,703
    01/01/2010 to 12/31/2010                                       $8.30            $9.71         115,827,900
    01/01/2011 to 12/31/2011                                       $9.71            $8.96          75,603,365
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.00            $7.47           1,469,632
    01/01/2009 to 11/13/2009                                       $7.47            $8.36                   0
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.18            $6.11             100,170
    01/01/2009 to 12/31/2009                                       $6.11            $8.12           1,148,210
    01/01/2010 to 12/31/2010                                       $8.12            $9.60           2,343,259
    01/01/2011 to 12/31/2011                                       $9.60            $8.97           1,365,221
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                                       $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                                       $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                                       $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                                       $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                                      $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                                      $11.88            $6.98           1,877,493
    01/01/2009 to 12/31/2009                                       $6.98           $10.25           5,358,114
    01/01/2010 to 12/31/2010                                      $10.25           $11.12           5,307,161
    01/01/2011 to 12/31/2011                                      $11.12           $10.51           3,678,070
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
    01/01/2009 to 12/31/2009                           $12.17           $15.19           2,182,014
    01/01/2010 to 12/31/2010                           $15.19           $18.93           3,471,178
    01/01/2011 to 12/31/2011                           $18.93           $18.86           2,549,765
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                            $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                           $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                           $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                           $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                           $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                           $13.80           $10.11           5,931,752
    01/01/2009 to 12/31/2009                           $10.11           $13.47          13,509,194
    01/01/2010 to 12/31/2010                           $13.47           $15.04          12,605,729
    01/01/2011 to 12/31/2011                           $15.04           $15.26          11,922,775
-------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                           $10.19            $6.94           1,952,838
    01/01/2009 to 12/31/2009                            $6.94            $8.65          25,271,257
    01/01/2010 to 12/31/2010                            $8.65            $9.68          38,344,545
    01/01/2011 to 12/31/2011                            $9.68            $9.47          31,542,321
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                           $10.17            $7.58           3,825,075
    01/01/2009 to 12/31/2009                            $7.58            $9.20          36,241,046
    01/01/2010 to 12/31/2010                            $9.20           $10.10          50,682,089
    01/01/2011 to 12/31/2011                           $10.10            $9.88          43,785,652
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                           $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                           $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                           $17.92           $15.34           5,734,722

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                 --            $8.19             269,995
    01/01/2003 to 12/31/2003                              $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                             $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                             $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                             $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                             $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                             $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                             $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                             $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                             $16.10           $13.85           2,916,031
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2002 to 12/31/2002                                 --            $8.71             847,517
    01/01/2003 to 12/31/2003                              $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                             $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                             $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                             $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                             $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                             $12.90           $10.45          15,430,642
    01/01/2009 to 12/31/2009                             $10.45           $12.54          46,430,018
    01/01/2010 to 12/31/2010                             $12.54           $13.23          46,748,068
    01/01/2011 to 12/31/2011                             $13.23           $13.05          38,241,675
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.08           $10.29             141,417
    01/01/2010 to 12/31/2010                             $10.29           $11.27             473,823
    01/01/2011 to 12/31/2011                             $11.27           $11.15             755,324
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.15           $10.30              58,774
    01/01/2010 to 12/31/2010                             $10.30           $11.52             748,340
    01/01/2011 to 12/31/2011                             $11.52           $10.67             655,241
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                 --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                              $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                             $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                             $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                             $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                             $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                             $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                             $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                             $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                             $14.60           $13.05           4,359,903
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                 --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                              $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                              $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                             $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                             $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                             $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                             $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                              $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                              $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                              $9.78            $9.21           4,698,568

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                               $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                               $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                               $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                               $15.32           $16.60           9,200,629
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                                $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                               $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                               $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                               $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                               $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                               $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                                $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                               $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                               $12.79           $12.47          14,080,420
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.04             969,509
    01/01/2003 to 12/31/2003                                $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                               $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                               $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                               $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                               $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                               $18.31           $11.88           1,412,847
    01/01/2009 to 12/31/2009                               $11.88           $15.37           2,567,781
    01/01/2010 to 12/31/2010                               $15.37           $16.94           3,612,405
    01/01/2011 to 12/31/2011                               $16.94           $16.14           3,114,124
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                                $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                                $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                                $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                               $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                               $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                               $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                                $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                                $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                               $10.82           $10.57           4,289,955

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                               $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                              $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                              $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                              $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                              $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                              $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                               $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                              $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                              $14.72           $13.98           2,405,087
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.07             577,115
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                               $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                               $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                              $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                --            $7.67             639,695
    01/01/2003 to 12/31/2003                             $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                            $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                            $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                            $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                            $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                            $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                             $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                             $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                            $11.79           $13.23                   0
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.57             126,548
    01/01/2009 to 12/31/2009                             $5.57            $9.13           6,599,316
    01/01/2010 to 12/31/2010                             $9.13           $10.98          11,156,029
    01/01/2011 to 12/31/2011                            $10.98            $8.61           6,749,550
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                            $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                            $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                            $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                            $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                            $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                            $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                            $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                            $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                            $12.46           $12.53          18,155,075
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                            $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                            $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                            $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                            $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                            $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                            $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                            $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                            $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                            $14.46           $14.67          60,233,010
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                           $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                            $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                            $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                            $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                             $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                            $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                            $11.58           $11.51          96,778,216
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                           $10.02           $10.07             990,348

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                                 $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                $12.53            $7.55           2,747,511
    01/01/2009 to 12/31/2009                                 $7.55            $9.05           3,372,332
    01/01/2010 to 12/31/2010                                 $9.05           $10.24           3,360,531
    01/01/2011 to 12/31/2011                                $10.24           $10.42           3,055,694
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.90             201,672
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                 $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                $13.62            $9.35           3,074,479
    01/01/2009 to 12/31/2009                                 $9.35           $11.72          33,399,889
    01/01/2010 to 12/31/2010                                $11.72           $12.89          55,550,099
    01/01/2011 to 12/31/2011                                $12.89           $12.25          42,779,977
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                                 $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                                 $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                                 $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                                 $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                                $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                                $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                                 $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                                 $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                                $11.91           $11.60           3,213,655
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                 $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                                $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                                $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                                $17.49           $16.17           5,166,090

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $9.09             921,329
    01/01/2003 to 12/31/2003                                  $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                 $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                 $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                 $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                 $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                 $14.45           $10.52          10,697,390
    01/01/2009 to 12/31/2009                                 $10.52           $12.85          40,732,836
    01/01/2010 to 12/31/2010                                 $12.85           $14.09          53,827,291
    01/01/2011 to 12/31/2011                                 $14.09           $14.13          46,623,273
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                  $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                 $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                 $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                 $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                 $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                 $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                                  $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                                 $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                                 $11.28           $10.91           3,313,597
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                     --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                 $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                 $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                 $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                 $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                 $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                 $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                                 $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                                 $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                                 $15.67           $16.05           6,639,260
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                  $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                  $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                  $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                 $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                 $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                 $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                  $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                 $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                 $12.01           $11.61           9,294,364

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.59             724,670
    01/01/2003 to 12/31/2003                                 $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                                $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                                $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                                $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                                $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                                $33.07           $16.27           2,088,027
    01/01/2009 to 12/31/2009                                $16.27           $23.89           4,621,252
    01/01/2010 to 12/31/2010                                $23.89           $28.31           5,827,673
    01/01/2011 to 12/31/2011                                $28.31           $23.69           4,562,770
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                               $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                $12.26            $6.95           5,663,091
    01/01/2009 to 12/31/2009                                 $6.95            $8.78           9,942,981
    01/01/2010 to 12/31/2010                                 $8.78            $9.90          10,821,793
    01/01/2011 to 12/31/2011                                 $9.90            $9.40           9,943,871
------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                 $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                 $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                $10.83           $11.29          18,170,336
------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                                $9.82           $11.44             606,613
    01/01/2006 to 12/31/2006                                $11.44           $12.49             553,827
    01/01/2007 to 12/31/2007                                $12.49           $13.64             604,401
    01/01/2008 to 12/31/2008                                $13.64            $7.90             346,210
    01/01/2009 to 12/31/2009                                 $7.90           $10.86             554,304
    01/01/2010 to 07/16/2010                                $10.86           $10.63                   0
------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2002 to 12/31/2002                                    --            $8.15             113,389
    01/01/2003 to 12/31/2003                                 $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                $14.01           $13.31                   0
------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                    --            $7.78              39,943
    01/01/2003 to 12/31/2003                                 $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                 $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                $13.42           $12.54                   0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $6.80              19,826
    01/01/2003 to 12/31/2003                                  $6.80            $9.16              66,435
    01/01/2004 to 12/31/2004                                  $9.16           $10.03              91,924
    01/01/2005 to 12/31/2005                                 $10.03            $9.92              87,726
    01/01/2006 to 12/31/2006                                  $9.92           $10.15             100,227
    01/01/2007 to 12/31/2007                                 $10.15           $10.55             106,856
    01/01/2008 to 12/31/2008                                 $10.55            $5.83             190,718
    01/01/2009 to 12/31/2009                                  $5.83            $7.38             331,489
    01/01/2010 to 12/31/2010                                  $7.38            $8.64             309,321
    01/01/2011 to 12/31/2011                                  $8.64            $7.57             380,808
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967
    01/01/2009 to 12/31/2009                                  $6.64            $8.50          51,503,013
    01/01/2010 to 12/31/2010                                  $8.50            $9.21          75,249,224
    01/01/2011 to 12/31/2011                                  $9.21            $8.91          53,326,792
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                     --           $11.85             311,233
    01/01/2005 to 12/31/2005                                 $11.85           $12.84             590,605
    01/01/2006 to 12/31/2006                                 $12.84           $17.48           1,507,757
    01/01/2007 to 12/31/2007                                 $17.48           $19.49           2,078,809
    01/01/2008 to 12/31/2008                                 $19.49           $10.97           1,122,006
    01/01/2009 to 12/31/2009                                 $10.97           $15.21             835,629
    01/01/2010 to 12/31/2010                                 $15.21           $16.42             651,544
    01/01/2011 to 12/31/2011                                 $16.42           $14.94             542,156
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.17             387,650
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.12             385,638
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    01/01/2002 to 12/31/2002                                     --            $7.09             543,762
    01/01/2003 to 12/31/2003                                  $7.09            $9.61             889,464
    01/01/2004 to 12/31/2004                                  $9.61           $10.72             668,032
    01/01/2005 to 12/31/2005                                 $10.72           $11.67             602,063
    01/01/2006 to 12/31/2006                                 $11.67           $13.33             605,730
    01/01/2007 to 12/31/2007                                 $13.33           $14.70             631,476
    01/01/2008 to 12/31/2008                                 $14.70            $7.51             384,426
    01/01/2009 to 12/31/2009                                  $7.51           $10.52             430,777
    01/01/2010 to 12/31/2010                                 $10.52           $12.81             390,143
    01/01/2011 to 04/29/2011                                 $12.81           $14.27                   0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    01/01/2002 to 12/31/2002                                     --            $8.76             366,258
    01/01/2003 to 12/31/2003                                  $8.76           $11.17             607,265
    01/01/2004 to 12/31/2004                                 $11.17           $11.94             585,185
    01/01/2005 to 12/31/2005                                 $11.94           $12.43           1,042,992
    01/01/2006 to 12/31/2006                                 $12.43           $14.24             778,674
    01/01/2007 to 12/31/2007                                 $14.24           $10.89             465,175
    01/01/2008 to 12/31/2008                                 $10.89            $4.34             540,897
    01/01/2009 to 12/31/2009                                  $4.34            $5.44             779,148
    01/01/2010 to 12/31/2010                                  $5.44            $5.91             872,026
    01/01/2011 to 04/29/2011                                  $5.91            $6.23                   0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                          Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    01/01/2002 to 12/31/2002                    --            $8.00            475,873
    01/01/2003 to 12/31/2003                 $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                $12.88            $9.04            849,932
    01/01/2009 to 12/31/2009                 $9.04           $11.35          1,181,689
    01/01/2010 to 12/31/2010                $11.35           $11.76            545,135
    01/01/2011 to 12/31/2011                $11.76           $12.02            524,638
--------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND
    01/01/2002 to 12/31/2002                    --            $5.50            293,307
    01/01/2003 to 12/31/2003                 $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                 $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                 $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                 $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                 $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                 $9.36            $5.11            453,772
    01/01/2009 to 12/31/2009                 $5.11            $7.91            970,438
    01/01/2010 to 12/31/2010                 $7.91            $9.44          1,132,899
    01/01/2011 to 12/31/2011                 $9.44            $8.81            530,679
--------------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                    --           $10.66             82,809
    01/01/2005 to 12/31/2005                $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                $13.88            $6.71            199,304
    01/01/2009 to 12/31/2009                 $6.71            $7.71            140,231
    01/01/2010 to 12/31/2010                 $7.71            $9.89            511,072
    01/01/2011 to 12/31/2011                 $9.89            $9.85            211,183
--------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2002 to 12/31/2002                    --            $8.66            283,466
    01/01/2003 to 12/31/2003                 $8.66           $13.60          1,763,660
    01/01/2004 to 12/31/2004                $13.60           $16.02          2,103,950
    01/01/2005 to 12/31/2005                $16.02           $20.72          3,395,891
    01/01/2006 to 12/31/2006                $20.72           $27.43          2,835,328
    01/01/2007 to 12/31/2007                $27.43           $38.71          3,344,620
    01/01/2008 to 12/31/2008                $38.71           $16.04          1,630,334
    01/01/2009 to 12/31/2009                $16.04           $25.59          2,133,897
    01/01/2010 to 12/31/2010                $25.59           $29.23          1,632,797
    01/01/2011 to 12/31/2011                $29.23           $22.31          1,023,231
--------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2002 to 12/31/2002                    --            $7.75            281,993
    01/01/2003 to 12/31/2003                 $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004                $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005                $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006                $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007                $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008                $28.77           $13.91          1,337,672
    01/01/2009 to 12/31/2009                $13.91           $21.10          1,821,822
    01/01/2010 to 12/31/2010                $21.10           $23.64          1,172,241
    01/01/2011 to 12/31/2011                $23.64           $16.97            568,287

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2002 to 12/31/2002               --            $8.56            101,136
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
    01/01/2009 to 12/31/2009            $4.99            $4.70            746,620
    01/01/2010 to 12/31/2010            $4.70            $5.00            821,032
    01/01/2011 to 12/31/2011            $5.00            $3.60            310,912
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2002 to 12/31/2002               --            $8.46             76,331
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
    01/01/2009 to 12/31/2009            $8.34           $13.32          1,841,267
    01/01/2010 to 12/31/2010           $13.32           $16.99          1,479,120
    01/01/2011 to 12/31/2011           $16.99           $14.01            513,298
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
    01/01/2009 to 12/31/2009            $8.95            $6.35          1,995,516
    01/01/2010 to 12/31/2010            $6.35            $5.13          1,870,682
    01/01/2011 to 12/31/2011            $5.13            $4.60          2,082,893
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2002 to 12/31/2002               --            $7.09            130,082
    01/01/2003 to 12/31/2003            $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004            $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005           $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006           $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007           $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008           $11.31           $11.33          1,249,287
    01/01/2009 to 12/31/2009           $11.33           $11.56            355,182
    01/01/2010 to 12/31/2010           $11.56           $11.95            254,803
    01/01/2011 to 12/31/2011           $11.95           $12.52            188,759

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2002 to 12/31/2002                   --            $7.97            954,792
    01/01/2003 to 12/31/2003                $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004                $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005               $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006               $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007               $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008               $12.12            $7.43          2,963,943
    01/01/2009 to 12/31/2009                $7.43            $9.08          3,113,781
    01/01/2010 to 12/31/2010                $9.08           $10.06          2,476,971
    01/01/2011 to 12/31/2011               $10.06            $9.89          3,165,929
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
    01/01/2009 to 12/31/2009                $8.58           $10.26            812,567
    01/01/2010 to 12/31/2010               $10.26           $11.84            702,138
    01/01/2011 to 12/31/2011               $11.84           $12.45            765,549
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
    01/01/2009 to 12/31/2009                $6.01            $7.74            295,250
    01/01/2010 to 12/31/2010                $7.74            $9.24          1,046,739
    01/01/2011 to 12/31/2011                $9.24            $9.58            481,308
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2002 to 12/31/2002                   --            $7.93            292,396
    01/01/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005               $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007               $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008               $16.85            $9.28            649,001
    01/01/2009 to 12/31/2009                $9.28           $12.07          1,184,717
    01/01/2010 to 12/31/2010               $12.07           $12.19            852,300
    01/01/2011 to 12/31/2011               $12.19           $10.92            333,570

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2002 to 12/31/2002               --            $8.85            221,377
    01/01/2003 to 12/31/2003            $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004           $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005           $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006           $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007           $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008           $11.44            $5.57          2,008,426
    01/01/2009 to 12/31/2009            $5.57            $6.30          1,432,294
    01/01/2010 to 12/31/2010            $6.30            $6.87          1,397,974
    01/01/2011 to 12/31/2011            $6.87            $5.82          1,034,776
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2002 to 12/31/2002               --            $7.94            388,508
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
    01/01/2009 to 12/31/2009            $7.78            $9.14          1,148,607
    01/01/2010 to 12/31/2010            $9.14            $9.25            875,030
    01/01/2011 to 12/31/2011            $9.25           $10.01            924,616
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2002 to 12/31/2002               --            $7.93             12,642
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
    01/01/2009 to 12/31/2009            $7.93            $9.68            634,240
    01/01/2010 to 12/31/2010            $9.68           $11.78            641,229
    01/01/2011 to 12/31/2011           $11.78           $11.38            404,533
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
    01/01/2009 to 12/31/2009           $11.08           $19.31            507,210
    01/01/2010 to 12/31/2010           $19.31           $25.70            455,035
    01/01/2011 to 12/31/2011           $25.70           $23.53             92,624

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2002 to 12/31/2002               --            $7.24             65,845
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
    01/01/2009 to 12/31/2009            $7.47            $8.11            519,793
    01/01/2010 to 12/31/2010            $8.11            $7.45            414,005
    01/01/2011 to 12/31/2011            $7.45            $5.97            292,468
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2004 to 12/31/2004               --           $10.37             72,725
    01/01/2005 to 12/31/2005           $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006           $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007           $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008           $11.62            $7.37          1,340,839
    01/01/2009 to 12/31/2009            $7.37            $9.40          1,530,601
    01/01/2010 to 12/31/2010            $9.40           $10.47          1,282,022
    01/01/2011 to 12/31/2011           $10.47           $10.62          1,146,789
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37            159,605
    01/01/2005 to 12/31/2005           $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006           $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007           $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008           $12.08            $7.07          1,514,949
    01/01/2009 to 12/31/2009            $7.07            $8.31          1,108,254
    01/01/2010 to 12/31/2010            $8.31            $9.22          1,501,797
    01/01/2011 to 12/31/2011            $9.22            $8.96          1,122,050
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
    01/01/2009 to 12/31/2009            $7.83           $10.65          1,903,627
    01/01/2010 to 12/31/2010           $10.65           $13.45          2,021,397
    01/01/2011 to 12/31/2011           $13.45           $12.85          1,040,542
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
    01/01/2009 to 12/31/2009            $8.58           $11.05          1,398,727
    01/01/2010 to 12/31/2010           $11.05           $13.09            908,539
    01/01/2011 to 12/31/2011           $13.09           $12.37            727,867

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
    01/01/2009 to 12/31/2009            $6.65            $9.94          1,813,909
    01/01/2010 to 12/31/2010            $9.94           $11.56          1,576,633
    01/01/2011 to 12/31/2011           $11.56           $11.54            909,044
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2002 to 12/31/2002               --            $8.71            299,833
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
    01/01/2009 to 12/31/2009           $16.50           $18.75          1,326,030
    01/01/2010 to 12/31/2010           $18.75           $21.71          1,296,969
    01/01/2011 to 12/31/2011           $21.71           $21.83            829,408
---------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2002 to 12/31/2002               --            $8.56            136,559
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925
    01/01/2009 to 12/31/2009            $6.60            $7.58            521,245
    01/01/2010 to 12/31/2010            $7.58            $7.49            268,122
    01/01/2011 to 12/31/2011            $7.49            $8.56            862,925
---------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2002 to 12/31/2002               --            $9.70          1,175,651
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
    01/01/2009 to 12/31/2009           $12.66           $16.86          2,850,817
    01/01/2010 to 12/31/2010           $16.86           $22.04          2,921,018
    01/01/2011 to 12/31/2011           $22.04           $17.51          2,103,701

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2002 to 12/31/2002                   --            $9.86            441,318
    01/01/2003 to 12/31/2003                $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004               $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005               $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006               $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007               $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008               $17.47           $10.09            587,638
    01/01/2009 to 12/31/2009               $10.09           $12.69            557,087
    01/01/2010 to 12/31/2010               $12.69           $15.57            509,622
    01/01/2011 to 12/31/2011               $15.57           $16.04            345,408
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2002 to 12/31/2002                   --            $8.02            165,792
    01/01/2003 to 12/31/2003                $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                $6.06            $3.70          2,315,493
    01/01/2009 to 12/31/2009                $3.70            $4.81          3,128,225
    01/01/2010 to 12/31/2010                $4.81            $3.97          4,679,376
    01/01/2011 to 12/31/2011                $3.97            $2.44          2,645,539
-------------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2002 to 12/31/2002                   --            $5.14             93,241
    01/01/2003 to 12/31/2003                $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004                $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005                $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006                $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007                $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008                $7.35            $3.63            166,664
    01/01/2009 to 12/31/2009                $3.63            $5.86            794,698
    01/01/2010 to 12/31/2010                $5.86            $6.47            188,040
    01/01/2011 to 12/31/2011                $6.47            $6.12            125,111
-------------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004                   --            $9.70             39,360
    01/01/2005 to 12/31/2005                $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006                $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007                $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008                $7.82           $10.14            177,441
    01/01/2009 to 12/31/2009               $10.14            $6.44            364,588
    01/01/2010 to 12/31/2010                $6.44            $4.70            280,837
    01/01/2011 to 12/31/2011                $4.70            $4.24            232,550
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2002 to 12/31/2002                   --           $11.00            433,181
    01/01/2003 to 12/31/2003               $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004                $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005                $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006                $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007                $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008                $4.96            $7.23            722,924
    01/01/2009 to 12/31/2009                $7.23            $4.22            898,026
    01/01/2010 to 12/31/2010                $4.22            $3.27            782,589
    01/01/2011 to 12/31/2011                $3.27            $2.88          1,249,273

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.54            136,809
    01/01/2005 to 12/31/2005            $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006            $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007            $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008            $8.12            $9.92            233,809
    01/01/2009 to 12/31/2009            $9.92            $6.59            463,501
    01/01/2010 to 12/31/2010            $6.59            $4.61            355,244
    01/01/2011 to 12/31/2011            $4.61            $4.12            702,306
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.69            772,260
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
    01/01/2009 to 12/31/2009            $8.99           $11.15          1,476,283
    01/01/2010 to 12/31/2010           $11.15           $13.79          1,733,790
    01/01/2011 to 12/31/2011           $13.79           $13.73          1,437,215
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
    01/01/2009 to 12/31/2009            $8.15            $9.65            610,084
    01/01/2010 to 12/31/2010            $9.65           $11.59            743,101
    01/01/2011 to 12/31/2011           $11.59           $10.94            752,713
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
    01/01/2009 to 12/31/2009            $5.53            $8.78          1,361,950
    01/01/2010 to 12/31/2010            $8.78            $9.56            652,534
    01/01/2011 to 12/31/2011            $9.56            $9.27            719,037
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
    01/01/2009 to 12/31/2009            $6.83            $7.21            472,593
    01/01/2010 to 12/31/2010            $7.21            $8.20            847,216
    01/01/2011 to 12/31/2011            $8.20            $8.22            476,200

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2002 to 12/31/2002               --           $11.56          2,486,854
    01/01/2003 to 12/31/2003           $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004           $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005           $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006           $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007           $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008           $12.85           $18.92          2,696,273
    01/01/2009 to 12/31/2009           $18.92           $12.54          1,333,606
    01/01/2010 to 12/31/2010           $12.54           $13.58          1,042,250
    01/01/2011 to 12/31/2011           $13.58           $19.17          1,145,039
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
    01/01/2009 to 12/31/2009            $4.57            $6.50          1,590,074
    01/01/2010 to 12/31/2010            $6.50            $7.81            914,644
    01/01/2011 to 12/31/2011            $7.81            $7.31            689,374
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
    01/01/2009 to 12/31/2009            $5.04            $8.23          1,356,598
    01/01/2010 to 12/31/2010            $8.23           $12.11          1,530,577
    01/01/2011 to 12/31/2011           $12.11           $10.28            591,778
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
    01/01/2009 to 12/31/2009            $2.61            $5.63          1,661,197
    01/01/2010 to 12/31/2010            $5.63            $7.48          1,359,439
    01/01/2011 to 12/31/2011            $7.48            $7.27          1,795,997

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2002 to 12/31/2002                            --            $6.14            212,085
    01/01/2003 to 12/31/2003                         $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004                        $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005                        $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006                        $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007                        $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008                        $16.11            $5.36          2,519,397
    01/01/2009 to 12/31/2009                         $5.36            $7.39            747,146
    01/01/2010 to 12/31/2010                         $7.39           $10.79            930,703
    01/01/2011 to 12/31/2011                        $10.79            $8.61            508,081
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2002 to 12/31/2002                            --            $7.83            521,419
    01/01/2003 to 12/31/2003                         $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004                         $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005                        $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006                        $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007                        $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008                        $16.52           $11.26          1,279,942
    01/01/2009 to 12/31/2009                        $11.26           $12.27            940,314
    01/01/2010 to 12/31/2010                        $12.27           $12.78            893,746
    01/01/2011 to 12/31/2011                        $12.78           $14.77          1,349,692
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            269,671
    01/01/2005 to 12/31/2005                        $10.53           $12.05            672,243
    01/01/2006 to 12/31/2006                        $12.05           $14.35            742,865
    01/01/2007 to 12/31/2007                        $14.35           $16.87            828,104
    01/01/2008 to 12/31/2008                        $16.87            $8.25            357,600
    01/01/2009 to 12/31/2009                         $8.25           $11.12            408,047
    01/01/2010 to 12/31/2010                        $11.12           $12.47            346,910
    01/01/2011 to 12/31/2011                        $12.47           $10.44            327,254
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.75            173,851
    01/01/2005 to 12/31/2005                        $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                        $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                        $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                        $11.42            $8.09            259,188
    01/01/2009 to 12/31/2009                         $8.09            $9.05            240,776
    01/01/2010 to 12/31/2010                         $9.05           $10.62            226,552
    01/01/2011 to 12/31/2011                        $10.62           $11.34            243,395
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                        $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                        $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                        $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                        $14.10            $7.65          1,345,285
    01/01/2009 to 12/31/2009                         $7.65            $8.51            861,853
    01/01/2010 to 12/31/2010                         $8.51            $9.96            654,754
    01/01/2011 to 12/31/2011                         $9.96            $9.64            581,345

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $10.48            155,695
    01/01/2005 to 12/31/2005                                         $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                                          $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                                         $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                                         $12.20            $8.58            249,670
    01/01/2009 to 12/31/2009                                          $8.58            $9.61            136,907
    01/01/2010 to 12/31/2010                                          $9.61           $11.04            221,649
    01/01/2011 to 12/31/2011                                         $11.04           $11.69            189,624
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                                          $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                                         $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                                         $11.28            $6.59          1,374,063
    01/01/2009 to 12/31/2009                                          $6.59            $7.40            996,116
    01/01/2010 to 12/31/2010                                          $7.40            $8.48            902,956
    01/01/2011 to 12/31/2011                                          $8.48            $8.84          1,077,472
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $12.59            389,792
    01/01/2005 to 12/31/2005                                         $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                                         $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                                         $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                                         $17.43            $7.74          1,027,401
    01/01/2009 to 12/31/2009                                          $7.74            $8.16            663,617
    01/01/2010 to 12/31/2010                                          $8.16           $10.47            604,695
    01/01/2011 to 12/31/2011                                         $10.47            $7.75            467,540
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2002 to 12/31/2002                                             --            $8.25            196,720
    01/01/2003 to 12/31/2003                                          $8.25           $10.23            314,757
    01/01/2004 to 12/31/2004                                         $10.23           $11.18            590,808
    01/01/2005 to 12/31/2005                                         $11.18           $11.59            534,648
    01/01/2006 to 12/31/2006                                         $11.59           $13.51            582,613
    01/01/2007 to 12/31/2007                                         $13.51           $13.66            497,287
    01/01/2008 to 12/31/2008                                         $13.66            $8.53            312,113
    01/01/2009 to 12/31/2009                                          $8.53            $9.81            287,896
    01/01/2010 to 07/16/2010                                          $9.81            $9.43                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $9.43           $10.98            306,415
    01/01/2011 to 12/31/2011                                         $10.98           $10.57            290,158
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.25            617,813
    01/01/2011 to 12/31/2011                                         $12.25           $11.52            383,450



 *  Denotes the start date of these sub-accounts

                                    APEX II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.33            33,933
    01/01/2010 to 12/31/2010                              $12.33           $13.59            52,061
    01/01/2011 to 12/31/2011                              $13.59           $13.19            26,435
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.08                 0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                               $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                               $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                              $10.36           $11.41           300,079
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                               $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                               $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                              $10.27           $11.55                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                               $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                               $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                               $9.96           $11.46             5,989

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                                      $10.87           $12.68           479,189
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $10.00           $11.87           148,179
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                                      $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                                      $13.44           $12.71            48,818
------------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.26             8,395
    01/01/2010 to 12/31/2010                                      $12.26           $13.59            20,779
    01/01/2011 to 12/31/2011                                      $13.59           $12.86             9,445
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.04           $11.86            24,557
    01/01/2010 to 12/31/2010                                      $11.86           $12.87            39,827
    01/01/2011 to 12/31/2011                                      $12.87           $12.25            16,831
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                                      $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                                      $17.98           $18.59             1,055
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                                      $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                                      $16.57           $13.96             5,255
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.03           $11.89             9,882
    01/01/2010 to 12/31/2010                                      $11.89           $13.06            11,383
    01/01/2011 to 12/31/2011                                      $13.06           $12.35             6,047
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.01           $12.21            40,030
    01/01/2010 to 12/31/2010                                      $12.21           $13.54            69,693
    01/01/2011 to 12/31/2011                                      $13.54           $12.93            27,636
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.07            33,032
    01/01/2010 to 12/31/2010                                      $12.07           $13.93            76,341
    01/01/2011 to 12/31/2011                                      $13.93           $12.67            31,690
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.86           $13.84             5,212
    01/01/2010 to 12/31/2010                                      $13.84           $16.13             5,671
    01/01/2011 to 12/31/2011                                      $16.13           $14.85             2,697
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.75             5,300
    01/01/2010 to 12/31/2010                                      $12.75           $13.64             5,682
    01/01/2011 to 12/31/2011                                      $13.64           $12.70               564
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                             $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                             $15.56           $14.64             5,719
---------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.95           $12.67            11,393
    01/01/2010 to 12/31/2010                             $12.67           $15.58            11,365
    01/01/2011 to 12/31/2011                             $15.58           $15.30             2,764
---------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02           $12.43             5,092
    01/01/2010 to 12/31/2010                             $12.43           $13.68            10,081
    01/01/2011 to 12/31/2011                             $13.68           $13.68             2,509
---------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.04           $12.17            20,236
    01/01/2010 to 12/31/2010                             $12.17           $13.42            32,414
    01/01/2011 to 12/31/2011                             $13.42           $12.94            14,505
---------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02           $11.78             8,173
    01/01/2010 to 12/31/2010                             $11.78           $12.74            48,976
    01/01/2011 to 12/31/2011                             $12.74           $12.29            29,103
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                             $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                             $14.63           $12.35             3,255
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                             $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                             $14.02           $11.88             1,271
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.08           $11.59            20,757
    01/01/2010 to 12/31/2010                             $11.59           $12.06            27,863
    01/01/2011 to 12/31/2011                             $12.06           $11.72            14,468
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.08           $10.27                 0
    01/01/2010 to 12/31/2010                             $10.27           $11.09               692
    01/01/2011 to 12/31/2011                             $11.09           $10.82               502
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.14           $10.28                 0
    01/01/2010 to 12/31/2010                             $10.28           $11.34               916
    01/01/2011 to 12/31/2011                             $11.34           $10.34               252
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                             $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                             $14.02           $12.35             3,646
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06           $12.65               573
    01/01/2010 to 12/31/2010                             $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                             $13.88           $12.89             2,571

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                               $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                               $13.20           $14.10             3,371
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                               $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                               $14.66           $14.09             6,178
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07           $13.28             9,929
    01/01/2010 to 12/31/2010                               $13.28           $14.42             7,763
    01/01/2011 to 12/31/2011                               $14.42           $13.54             3,117
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                               $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                               $13.20           $12.72             5,650
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                               $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                               $15.75           $14.74             4,926
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                                $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                                $9.50            $9.22            22,753
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                               $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                               $16.31           $15.42               751
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.03           $10.05                 0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                               $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                               $15.32           $15.10             3,661
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                               $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                               $13.98           $15.60                 0
-----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05           $14.70               544
    01/01/2010 to 12/31/2010                               $14.70           $17.42             8,655
    01/01/2011 to 12/31/2011                               $17.42           $13.47             3,004
-----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                               $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                               $10.49           $10.40             3,150
-----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                               $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                               $11.46           $11.47            92,726

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                 $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                 $12.36           $12.10            76,596
-------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                                $10.02           $10.05               193
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.08           $12.72                56
    01/01/2010 to 12/31/2010                                 $12.72           $14.19               312
    01/01/2011 to 12/31/2011                                 $14.19           $14.23               118
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $10.00            $8.81                 0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.08           $12.30            20,952
    01/01/2010 to 12/31/2010                                 $12.30           $13.34            37,585
    01/01/2011 to 12/31/2011                                 $13.34           $12.49            18,344
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                 $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                 $17.25           $16.57             1,545
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                 $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                 $15.70           $14.31             2,394
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $12.06            43,885
    01/01/2010 to 12/31/2010                                 $12.06           $13.05            45,724
    01/01/2011 to 12/31/2011                                 $13.05           $12.90            20,735
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                 $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                 $14.07           $13.42             1,337
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                 $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                 $11.31           $11.42             8,552
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                 $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                 $14.68           $13.99             4,943
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.30           $13.66            22,188
    01/01/2010 to 12/31/2010                                 $13.66           $15.96            33,585
    01/01/2011 to 12/31/2011                                 $15.96           $13.16            12,364
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $12.68            35,658
    01/01/2010 to 12/31/2010                                 $12.68           $14.09            29,905
    01/01/2011 to 12/31/2011                                 $14.09           $13.19             9,998

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                 $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                 $11.17           $11.48             2,004
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                 $10.04           $12.55                 0
    01/01/2010 to 07/16/2010                                 $12.55           $12.19                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                 $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                 $12.65           $11.93                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                  $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                 $12.76           $11.82                 0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $13.19                 0
    01/01/2010 to 12/31/2010                                 $13.19           $15.21               400
    01/01/2011 to 12/31/2011                                 $15.21           $13.14               113
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $10.07           $12.74            43,424
    01/01/2010 to 12/31/2010                                 $12.74           $13.62           109,519
    01/01/2011 to 12/31/2011                                 $13.62           $12.98            50,893
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $14.39               685
    01/01/2010 to 12/31/2010                                 $14.39           $15.31             1,333
    01/01/2011 to 12/31/2011                                 $15.31           $13.73               657
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.09               380
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.03               981
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    05/01/2009 to 12/31/2009                                 $10.04           $13.06               637
    01/01/2010 to 12/31/2010                                 $13.06           $15.68               576
    01/01/2011 to 04/29/2011                                 $15.68           $17.38                 0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    05/01/2009 to 12/31/2009                                 $10.00           $13.90             2,477
    01/01/2010 to 12/31/2010                                 $13.90           $14.86             1,798
    01/01/2011 to 04/29/2011                                 $14.86           $15.61                 0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    05/01/2009 to 12/31/2009                                  $9.95           $12.67               410
    01/01/2010 to 12/31/2010                                 $12.67           $12.93             1,135
    01/01/2011 to 12/31/2011                                 $12.93           $13.03               509
-------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                 $10.12           $14.41             3,106
    01/01/2010 to 12/31/2010                                 $14.41           $16.23             2,867
    01/01/2011 to 12/31/2011                                 $16.23           $12.21               701
-------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                 $10.20           $13.92                 0
    01/01/2010 to 12/31/2010                                 $13.92           $15.37                 0
    01/01/2011 to 12/31/2011                                 $15.37           $10.88                 0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                $9.77           $12.43                0
    01/01/2010 to 12/31/2010               $12.43           $13.05                0
    01/01/2011 to 12/31/2011               $13.05            $9.27                0
-------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009               $10.15           $14.20              347
    01/01/2010 to 12/31/2010               $14.20           $17.86              463
    01/01/2011 to 12/31/2011               $17.86           $14.52                0
-------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                $9.94            $7.28            1,686
    01/01/2010 to 12/31/2010                $7.28            $5.80            7,621
    01/01/2011 to 12/31/2011                $5.80            $5.13            1,565
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009               $10.05           $12.58                0
    01/01/2010 to 12/31/2010               $12.58           $13.74                0
    01/01/2011 to 12/31/2011               $13.74           $13.32                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009               $10.03           $12.49                0
    01/01/2010 to 12/31/2010               $12.49           $14.21              391
    01/01/2011 to 12/31/2011               $14.21           $14.73                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                $9.95           $12.22                0
    01/01/2010 to 12/31/2010               $12.22           $14.39              399
    01/01/2011 to 12/31/2011               $14.39           $14.72                0
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009               $10.15           $13.55                0
    01/01/2010 to 12/31/2010               $13.55           $13.48                0
    01/01/2011 to 12/31/2011               $13.48           $11.91                0
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                $9.83           $12.79              834
    01/01/2010 to 12/31/2010               $12.79           $13.76              685
    01/01/2011 to 12/31/2011               $13.76           $11.50              115
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                $9.98           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $12.66                0
    01/01/2011 to 12/31/2011               $12.66           $13.52                0
-------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009               $10.11           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $15.23                0
    01/01/2011 to 12/31/2011               $15.23           $14.50                0
-------------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009               $10.22           $11.29                0
    01/01/2010 to 12/31/2010               $11.29           $10.23                0
    01/01/2011 to 12/31/2011               $10.23            $8.08                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.07           $12.56                0
    01/01/2010 to 12/31/2010               $12.56           $13.78                0
    01/01/2011 to 12/31/2011               $13.78           $13.78                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009               $10.03           $12.61            1,267
    01/01/2010 to 12/31/2010               $12.61           $13.81              699
    01/01/2011 to 12/31/2011               $13.81           $13.21               66

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                $9.99           $12.58            1,273
    01/01/2010 to 12/31/2010               $12.58           $15.66              702
    01/01/2011 to 12/31/2011               $15.66           $14.75               66
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                $9.92           $12.68                0
    01/01/2010 to 12/31/2010               $12.68           $14.81                0
    01/01/2011 to 12/31/2011               $14.81           $13.80                0
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $12.96                0
    01/01/2010 to 12/31/2010               $12.96           $14.86                0
    01/01/2011 to 12/31/2011               $14.86           $14.62                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.85              404
    01/01/2010 to 12/31/2010               $11.85           $13.53              340
    01/01/2011 to 12/31/2011               $13.53           $13.42              115
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.00                0
    01/01/2010 to 12/31/2010               $13.00           $12.67                0
    01/01/2011 to 12/31/2011               $12.67           $14.26                0
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.59                0
    01/01/2010 to 12/31/2010               $13.59           $17.51                0
    01/01/2011 to 12/31/2011               $17.51           $13.72                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $13.94                0
    01/01/2010 to 12/31/2010               $13.94           $16.85               40
    01/01/2011 to 12/31/2011               $16.85           $17.11                0
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.16            2,366
    01/01/2010 to 12/31/2010               $10.16            $8.27            7,909
    01/01/2011 to 12/31/2011                $8.27            $5.01            1,557
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $9.99            $7.05                0
    01/01/2010 to 12/31/2010                $7.05            $5.39                0
    01/01/2011 to 12/31/2011                $5.39            $4.68                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.01           $12.50                0
    01/01/2010 to 12/31/2010               $12.50           $15.24               28
    01/01/2011 to 12/31/2011               $15.24           $14.96                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $9.96           $12.32            1,307
    01/01/2010 to 12/31/2010               $12.32           $14.59              721
    01/01/2011 to 12/31/2011               $14.59           $13.56               68
-------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009               $10.15           $10.95            1,469
    01/01/2010 to 12/31/2010               $10.95           $12.28              966
    01/01/2011 to 12/31/2011               $12.28           $12.13              120
-------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                $9.89            $8.85            1,341
    01/01/2010 to 12/31/2010                $8.85            $9.44              156
    01/01/2011 to 12/31/2011                $9.44           $13.14                0

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                                          $9.94           $15.92               0
    01/01/2010 to 12/31/2010                                         $15.92           $23.11               0
    01/01/2011 to 12/31/2011                                         $23.11           $19.35               0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                                         $10.23           $12.17             875
    01/01/2010 to 12/31/2010                                         $12.17           $12.50             483
    01/01/2011 to 12/31/2011                                         $12.50           $14.25              45
---------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.32               0
    01/01/2010 to 12/31/2010                                         $13.32           $14.72               0
    01/01/2011 to 12/31/2011                                         $14.72           $12.14               0
---------------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $11.93               0
    01/01/2010 to 12/31/2010                                         $11.93           $13.80             316
    01/01/2011 to 12/31/2011                                         $13.80           $14.53              56
---------------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $12.22               0
    01/01/2010 to 12/31/2010                                         $12.22           $14.12               0
    01/01/2011 to 12/31/2011                                         $14.12           $13.46               0
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.21               0
    01/01/2010 to 12/31/2010                                         $13.21           $14.95             449
    01/01/2011 to 12/31/2011                                         $14.95           $15.62              96
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.05           $13.63               0
    01/01/2010 to 12/31/2010                                         $13.63           $15.39               0
    01/01/2011 to 12/31/2011                                         $15.39           $15.82               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                         $10.09           $12.19             329
    01/01/2010 to 07/16/2010                                         $12.19           $11.63               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34               0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                        $11.63           $13.46             282
    01/01/2011 to 12/31/2011                                         $13.46           $12.77             122
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.82           $14.81               0
    01/01/2011 to 12/31/2011                                         $14.81           $13.59               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.17               0
    01/01/2011 to 12/31/2011                                         $12.17           $11.28               0



 *  Denotes the start date of these sub-accounts

                                    ASXT SIX
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.56             899,139
    01/01/2006 to 12/31/2006                              $10.56           $11.38           1,207,864
    01/01/2007 to 12/31/2007                              $11.38           $11.78             898,024
    01/01/2008 to 12/31/2008                              $11.78           $11.04             901,901
    01/01/2009 to 12/31/2009                              $11.04           $12.70             686,444
    01/01/2010 to 12/31/2010                              $12.70           $14.53             627,620
    01/01/2011 to 12/31/2011                              $14.53           $14.69           1,447,058
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                             $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                              $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                              $11.48            $7.93          16,229,117
    01/01/2009 to 12/31/2009                               $7.93            $9.84          54,720,347
    01/01/2010 to 12/31/2010                               $9.84           $11.00          68,974,007
    01/01/2011 to 12/31/2011                              $11.00           $10.83          55,424,347
----------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $6.80             658,419
    01/01/2003 to 12/31/2003                               $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                               $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                               $9.67           $11.10                   0
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.99             965,912
    01/01/2003 to 12/31/2003                               $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                               $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                              $10.72           $11.86                   0
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                               $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                              $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                              $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                              $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                              $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                              $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                               $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                               $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                              $11.18           $11.39           5,937,210

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                         $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                         $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                         $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                          $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                          $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                         $10.99           $10.67          99,522,684
-----------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                        $10.00            $9.17           2,940,794
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                             --            $8.66             664,649
    01/01/2003 to 12/31/2003                          $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                         $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                         $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                         $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                         $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                         $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                          $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                         $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                         $12.73           $12.46           3,528,509
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                         $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                         $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                         $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                          $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                          $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                         $10.62           $10.19         100,099,910
-----------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                         $11.51            $7.33           2,184,002
    01/01/2009 to 12/31/2009                          $7.33            $9.15          23,955,044
    01/01/2010 to 12/31/2010                          $9.15           $10.29          36,192,438
    01/01/2011 to 12/31/2011                         $10.29            $9.88          25,866,646
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                         $10.04            $7.15           5,507,286
    01/01/2009 to 12/31/2009                          $7.15            $8.68          39,406,298
    01/01/2010 to 12/31/2010                          $8.68            $9.55          54,818,248
    01/01/2011 to 12/31/2011                          $9.55            $9.23          46,132,040
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2002 to 12/31/2002                             --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                         $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                         $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                         $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                         $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                         $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                         $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                         $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                         $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                         $23.19           $24.31           2,210,944

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.66             423,387
    01/01/2003 to 12/31/2003                                  $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                                 $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                                 $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                                 $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                                 $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                                 $12.33           $11.30                   0
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                                  $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                                 $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                                 $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                                 $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                                 $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                                 $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                                 $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                                 $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                                 $18.85           $16.11           4,029,967
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
    01/01/2009 to 12/31/2009                                  $7.16            $8.54          18,482,649
    01/01/2010 to 12/31/2010                                  $8.54            $9.51          20,766,873
    01/01/2011 to 12/31/2011                                  $9.51            $9.13          15,624,739
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                 $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                 $11.30            $7.28          13,486,356
    01/01/2009 to 12/31/2009                                  $7.28            $8.87          54,387,061
    01/01/2010 to 12/31/2010                                  $8.87            $9.97          68,927,498
    01/01/2011 to 12/31/2011                                  $9.97            $9.66          53,951,634
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                 $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                 $11.49            $6.70          13,640,692
    01/01/2009 to 12/31/2009                                  $6.70            $8.30          93,813,703
    01/01/2010 to 12/31/2010                                  $8.30            $9.71         115,827,900
    01/01/2011 to 12/31/2011                                  $9.71            $8.96          75,603,365
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
    01/01/2009 to 11/13/2009                                  $7.47            $8.36                   0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
    01/01/2009 to 12/31/2009                                  $6.11            $8.12           1,148,210
    01/01/2010 to 12/31/2010                                  $8.12            $9.60           2,343,259
    01/01/2011 to 12/31/2011                                  $9.60            $8.97           1,365,221

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                                       $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                                       $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                                       $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                                       $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                                      $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                                      $11.88            $6.98           1,877,493
    01/01/2009 to 12/31/2009                                       $6.98           $10.25           5,358,114
    01/01/2010 to 12/31/2010                                      $10.25           $11.12           5,307,161
    01/01/2011 to 12/31/2011                                      $11.12           $10.51           3,678,070
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                                       $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                                      $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                                      $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                                      $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                                      $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                                      $16.87           $12.17             667,006
    01/01/2009 to 12/31/2009                                      $12.17           $15.19           2,182,014
    01/01/2010 to 12/31/2010                                      $15.19           $18.93           3,471,178
    01/01/2011 to 12/31/2011                                      $18.93           $18.86           2,549,765

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                            $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                           $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                           $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                           $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                           $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                           $13.80           $10.11           5,931,752
    01/01/2009 to 12/31/2009                           $10.11           $13.47          13,509,194
    01/01/2010 to 12/31/2010                           $13.47           $15.04          12,605,729
    01/01/2011 to 12/31/2011                           $15.04           $15.26          11,922,775
-------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                           $10.19            $6.94           1,952,838
    01/01/2009 to 12/31/2009                            $6.94            $8.65          25,271,257
    01/01/2010 to 12/31/2010                            $8.65            $9.68          38,344,545
    01/01/2011 to 12/31/2011                            $9.68            $9.47          31,542,321
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                           $10.17            $7.58           3,825,075
    01/01/2009 to 12/31/2009                            $7.58            $9.20          36,241,046
    01/01/2010 to 12/31/2010                            $9.20           $10.10          50,682,089
    01/01/2011 to 12/31/2011                           $10.10            $9.88          43,785,652
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                           $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                           $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                           $17.92           $15.34           5,734,722
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $8.19             269,995
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                           $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                           $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                           $16.10           $13.85           2,916,031

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.71             847,517
    01/01/2003 to 12/31/2003                                $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                               $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                               $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                               $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                               $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                               $12.90           $10.45          15,430,642
    01/01/2009 to 12/31/2009                               $10.45           $12.54          46,430,018
    01/01/2010 to 12/31/2010                               $12.54           $13.23          46,748,068
    01/01/2011 to 12/31/2011                               $13.23           $13.05          38,241,675
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.08           $10.29             141,417
    01/01/2010 to 12/31/2010                               $10.29           $11.27             473,823
    01/01/2011 to 12/31/2011                               $11.27           $11.15             755,324
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.15           $10.30              58,774
    01/01/2010 to 12/31/2010                               $10.30           $11.52             748,340
    01/01/2011 to 12/31/2011                               $11.52           $10.67             655,241
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                                $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                               $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                               $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                               $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                               $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                               $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                               $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                               $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                               $14.60           $13.05           4,359,903
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                               $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                               $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                               $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                               $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                                $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                                $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                                $9.78            $9.21           4,698,568
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                               $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                               $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                               $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                               $15.32           $16.60           9,200,629

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                          Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                 $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                 $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                $12.79           $12.47          14,080,420
--------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $9.04             969,509
    01/01/2003 to 12/31/2003                 $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                $18.31           $11.88           1,412,847
    01/01/2009 to 12/31/2009                $11.88           $15.37           2,567,781
    01/01/2010 to 12/31/2010                $15.37           $16.94           3,612,405
    01/01/2011 to 12/31/2011                $16.94           $16.14           3,114,124
--------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                 $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                 $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                 $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                 $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                 $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                $10.82           $10.57           4,289,955
--------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                 $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                 $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                $14.72           $13.98           2,405,087

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.07             577,115
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                               $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                               $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                              $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.67             639,695
    01/01/2003 to 12/31/2003                               $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                              $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                              $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                              $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                              $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                              $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                               $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                               $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                              $11.79           $13.23                   0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                             $10.10            $5.57             126,548
    01/01/2009 to 12/31/2009                               $5.57            $9.13           6,599,316
    01/01/2010 to 12/31/2010                               $9.13           $10.98          11,156,029
    01/01/2011 to 12/31/2011                              $10.98            $8.61           6,749,550

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                           --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                       $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                       $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                       $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                       $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                       $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                       $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                       $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                       $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                       $12.46           $12.53          18,155,075
---------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                           --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                       $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                       $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                       $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                       $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                       $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                       $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                       $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                       $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                       $14.46           $14.67          60,233,010
---------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                      $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                       $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                       $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                       $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                        $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                       $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                       $11.58           $11.51          96,778,216
---------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                      $10.02           $10.07             990,348
---------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2002 to 12/31/2002                           --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                        $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                       $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                       $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                       $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                       $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                       $12.53            $7.55           2,747,511
    01/01/2009 to 12/31/2009                        $7.55            $9.05           3,372,332
    01/01/2010 to 12/31/2010                        $9.05           $10.24           3,360,531
    01/01/2011 to 12/31/2011                       $10.24           $10.42           3,055,694
---------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                      $10.00            $8.90             201,672

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                 $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                $13.62            $9.35           3,074,479
    01/01/2009 to 12/31/2009                                 $9.35           $11.72          33,399,889
    01/01/2010 to 12/31/2010                                $11.72           $12.89          55,550,099
    01/01/2011 to 12/31/2011                                $12.89           $12.25          42,779,977
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                                 $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                                 $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                                 $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                                 $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                                $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                                $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                                 $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                                 $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                                $11.91           $11.60           3,213,655
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                 $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                                $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                                $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                                $17.49           $16.17           5,166,090
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.09             921,329
    01/01/2003 to 12/31/2003                                 $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                $14.45           $10.52          10,697,390
    01/01/2009 to 12/31/2009                                $10.52           $12.85          40,732,836
    01/01/2010 to 12/31/2010                                $12.85           $14.09          53,827,291
    01/01/2011 to 12/31/2011                                $14.09           $14.13          46,623,273

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                  $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                 $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                 $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                 $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                 $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                 $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                                  $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                                 $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                                 $11.28           $10.91           3,313,597
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                     --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                 $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                 $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                 $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                 $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                 $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                 $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                                 $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                                 $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                                 $15.67           $16.05           6,639,260
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                  $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                  $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                  $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                 $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                 $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                 $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                  $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                 $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                 $12.01           $11.61           9,294,364
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $9.59             724,670
    01/01/2003 to 12/31/2003                                  $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                                 $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                                 $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                                 $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                                 $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                                 $33.07           $16.27           2,088,027
    01/01/2009 to 12/31/2009                                 $16.27           $23.89           4,621,252
    01/01/2010 to 12/31/2010                                 $23.89           $28.31           5,827,673
    01/01/2011 to 12/31/2011                                 $28.31           $23.69           4,562,770

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                               $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                $12.26            $6.95           5,663,091
    01/01/2009 to 12/31/2009                                 $6.95            $8.78           9,942,981
    01/01/2010 to 12/31/2010                                 $8.78            $9.90          10,821,793
    01/01/2011 to 12/31/2011                                 $9.90            $9.40           9,943,871
------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                 $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                 $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                $10.83           $11.29          18,170,336
------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                                $9.82           $11.44             606,613
    01/01/2006 to 12/31/2006                                $11.44           $12.49             553,827
    01/01/2007 to 12/31/2007                                $12.49           $13.64             604,401
    01/01/2008 to 12/31/2008                                $13.64            $7.90             346,210
    01/01/2009 to 12/31/2009                                 $7.90           $10.86             554,304
    01/01/2010 to 07/16/2010                                $10.86           $10.63                   0
------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2002 to 12/31/2002                                    --            $8.15             113,389
    01/01/2003 to 12/31/2003                                 $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                $14.01           $13.31                   0
------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                    --            $7.78              39,943
    01/01/2003 to 12/31/2003                                 $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                 $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                $13.42           $12.54                   0
------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $6.80              19,826
    01/01/2003 to 12/31/2003                                 $6.80            $9.16              66,435
    01/01/2004 to 12/31/2004                                 $9.16           $10.03              91,924
    01/01/2005 to 12/31/2005                                $10.03            $9.92              87,726
    01/01/2006 to 12/31/2006                                 $9.92           $10.15             100,227
    01/01/2007 to 12/31/2007                                $10.15           $10.55             106,856
    01/01/2008 to 12/31/2008                                $10.55            $5.83             190,718
    01/01/2009 to 12/31/2009                                 $5.83            $7.38             331,489
    01/01/2010 to 12/31/2010                                 $7.38            $8.64             309,321
    01/01/2011 to 12/31/2011                                 $8.64            $7.57             380,808

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967
    01/01/2009 to 12/31/2009                                  $6.64            $8.50          51,503,013
    01/01/2010 to 12/31/2010                                  $8.50            $9.21          75,249,224
    01/01/2011 to 12/31/2011                                  $9.21            $8.91          53,326,792
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                     --           $11.85             311,233
    01/01/2005 to 12/31/2005                                 $11.85           $12.84             590,605
    01/01/2006 to 12/31/2006                                 $12.84           $17.48           1,507,757
    01/01/2007 to 12/31/2007                                 $17.48           $19.49           2,078,809
    01/01/2008 to 12/31/2008                                 $19.49           $10.97           1,122,006
    01/01/2009 to 12/31/2009                                 $10.97           $15.21             835,629
    01/01/2010 to 12/31/2010                                 $15.21           $16.42             651,544
    01/01/2011 to 12/31/2011                                 $16.42           $14.94             542,156
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.17             387,650
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.12             385,638
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    01/01/2002 to 12/31/2002                                     --            $7.09             543,762
    01/01/2003 to 12/31/2003                                  $7.09            $9.61             889,464
    01/01/2004 to 12/31/2004                                  $9.61           $10.72             668,032
    01/01/2005 to 12/31/2005                                 $10.72           $11.67             602,063
    01/01/2006 to 12/31/2006                                 $11.67           $13.33             605,730
    01/01/2007 to 12/31/2007                                 $13.33           $14.70             631,476
    01/01/2008 to 12/31/2008                                 $14.70            $7.51             384,426
    01/01/2009 to 12/31/2009                                  $7.51           $10.52             430,777
    01/01/2010 to 12/31/2010                                 $10.52           $12.81             390,143
    01/01/2011 to 04/29/2011                                 $12.81           $14.27                   0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    01/01/2002 to 12/31/2002                                     --            $8.76             366,258
    01/01/2003 to 12/31/2003                                  $8.76           $11.17             607,265
    01/01/2004 to 12/31/2004                                 $11.17           $11.94             585,185
    01/01/2005 to 12/31/2005                                 $11.94           $12.43           1,042,992
    01/01/2006 to 12/31/2006                                 $12.43           $14.24             778,674
    01/01/2007 to 12/31/2007                                 $14.24           $10.89             465,175
    01/01/2008 to 12/31/2008                                 $10.89            $4.34             540,897
    01/01/2009 to 12/31/2009                                  $4.34            $5.44             779,148
    01/01/2010 to 12/31/2010                                  $5.44            $5.91             872,026
    01/01/2011 to 04/29/2011                                  $5.91            $6.23                   0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    01/01/2002 to 12/31/2002                                     --            $8.00             475,873
    01/01/2003 to 12/31/2003                                  $8.00           $10.05             698,364
    01/01/2004 to 12/31/2004                                 $10.05           $10.64             937,586
    01/01/2005 to 12/31/2005                                 $10.64           $11.31           1,131,376
    01/01/2006 to 12/31/2006                                 $11.31           $11.71           1,250,782
    01/01/2007 to 12/31/2007                                 $11.71           $12.88           1,163,277
    01/01/2008 to 12/31/2008                                 $12.88            $9.04             849,932
    01/01/2009 to 12/31/2009                                  $9.04           $11.35           1,181,689
    01/01/2010 to 12/31/2010                                 $11.35           $11.76             545,135
    01/01/2011 to 12/31/2011                                 $11.76           $12.02             524,638

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND
    01/01/2002 to 12/31/2002               --            $5.50            293,307
    01/01/2003 to 12/31/2003            $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004            $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005            $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006            $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007            $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008            $9.36            $5.11            453,772
    01/01/2009 to 12/31/2009            $5.11            $7.91            970,438
    01/01/2010 to 12/31/2010            $7.91            $9.44          1,132,899
    01/01/2011 to 12/31/2011            $9.44            $8.81            530,679
---------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004               --           $10.66             82,809
    01/01/2005 to 12/31/2005           $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006           $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007           $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008           $13.88            $6.71            199,304
    01/01/2009 to 12/31/2009            $6.71            $7.71            140,231
    01/01/2010 to 12/31/2010            $7.71            $9.89            511,072
    01/01/2011 to 12/31/2011            $9.89            $9.85            211,183
---------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2002 to 12/31/2002               --            $8.66            283,466
    01/01/2003 to 12/31/2003            $8.66           $13.60          1,763,660
    01/01/2004 to 12/31/2004           $13.60           $16.02          2,103,950
    01/01/2005 to 12/31/2005           $16.02           $20.72          3,395,891
    01/01/2006 to 12/31/2006           $20.72           $27.43          2,835,328
    01/01/2007 to 12/31/2007           $27.43           $38.71          3,344,620
    01/01/2008 to 12/31/2008           $38.71           $16.04          1,630,334
    01/01/2009 to 12/31/2009           $16.04           $25.59          2,133,897
    01/01/2010 to 12/31/2010           $25.59           $29.23          1,632,797
    01/01/2011 to 12/31/2011           $29.23           $22.31          1,023,231
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2002 to 12/31/2002               --            $7.75            281,993
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
    01/01/2009 to 12/31/2009           $13.91           $21.10          1,821,822
    01/01/2010 to 12/31/2010           $21.10           $23.64          1,172,241
    01/01/2011 to 12/31/2011           $23.64           $16.97            568,287
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2002 to 12/31/2002               --            $8.56            101,136
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
    01/01/2009 to 12/31/2009            $4.99            $4.70            746,620
    01/01/2010 to 12/31/2010            $4.70            $5.00            821,032
    01/01/2011 to 12/31/2011            $5.00            $3.60            310,912

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2002 to 12/31/2002               --            $8.46             76,331
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
    01/01/2009 to 12/31/2009            $8.34           $13.32          1,841,267
    01/01/2010 to 12/31/2010           $13.32           $16.99          1,479,120
    01/01/2011 to 12/31/2011           $16.99           $14.01            513,298
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
    01/01/2009 to 12/31/2009            $8.95            $6.35          1,995,516
    01/01/2010 to 12/31/2010            $6.35            $5.13          1,870,682
    01/01/2011 to 12/31/2011            $5.13            $4.60          2,082,893
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2002 to 12/31/2002               --            $7.09            130,082
    01/01/2003 to 12/31/2003            $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004            $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005           $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006           $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007           $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008           $11.31           $11.33          1,249,287
    01/01/2009 to 12/31/2009           $11.33           $11.56            355,182
    01/01/2010 to 12/31/2010           $11.56           $11.95            254,803
    01/01/2011 to 12/31/2011           $11.95           $12.52            188,759
---------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
    01/01/2009 to 12/31/2009            $7.43            $9.08          3,113,781
    01/01/2010 to 12/31/2010            $9.08           $10.06          2,476,971
    01/01/2011 to 12/31/2011           $10.06            $9.89          3,165,929

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
    01/01/2009 to 12/31/2009                $8.58           $10.26            812,567
    01/01/2010 to 12/31/2010               $10.26           $11.84            702,138
    01/01/2011 to 12/31/2011               $11.84           $12.45            765,549
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
    01/01/2009 to 12/31/2009                $6.01            $7.74            295,250
    01/01/2010 to 12/31/2010                $7.74            $9.24          1,046,739
    01/01/2011 to 12/31/2011                $9.24            $9.58            481,308
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2002 to 12/31/2002                   --            $7.93            292,396
    01/01/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005               $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007               $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008               $16.85            $9.28            649,001
    01/01/2009 to 12/31/2009                $9.28           $12.07          1,184,717
    01/01/2010 to 12/31/2010               $12.07           $12.19            852,300
    01/01/2011 to 12/31/2011               $12.19           $10.92            333,570
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2002 to 12/31/2002                   --            $8.85            221,377
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
    01/01/2009 to 12/31/2009                $5.57            $6.30          1,432,294
    01/01/2010 to 12/31/2010                $6.30            $6.87          1,397,974
    01/01/2011 to 12/31/2011                $6.87            $5.82          1,034,776

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2002 to 12/31/2002               --            $7.94            388,508
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
    01/01/2009 to 12/31/2009            $7.78            $9.14          1,148,607
    01/01/2010 to 12/31/2010            $9.14            $9.25            875,030
    01/01/2011 to 12/31/2011            $9.25           $10.01            924,616
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2002 to 12/31/2002               --            $7.93             12,642
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
    01/01/2009 to 12/31/2009            $7.93            $9.68            634,240
    01/01/2010 to 12/31/2010            $9.68           $11.78            641,229
    01/01/2011 to 12/31/2011           $11.78           $11.38            404,533
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
    01/01/2009 to 12/31/2009           $11.08           $19.31            507,210
    01/01/2010 to 12/31/2010           $19.31           $25.70            455,035
    01/01/2011 to 12/31/2011           $25.70           $23.53             92,624
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2002 to 12/31/2002               --            $7.24             65,845
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
    01/01/2009 to 12/31/2009            $7.47            $8.11            519,793
    01/01/2010 to 12/31/2010            $8.11            $7.45            414,005
    01/01/2011 to 12/31/2011            $7.45            $5.97            292,468
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2004 to 12/31/2004               --           $10.37             72,725
    01/01/2005 to 12/31/2005           $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006           $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007           $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008           $11.62            $7.37          1,340,839
    01/01/2009 to 12/31/2009            $7.37            $9.40          1,530,601
    01/01/2010 to 12/31/2010            $9.40           $10.47          1,282,022
    01/01/2011 to 12/31/2011           $10.47           $10.62          1,146,789

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37            159,605
    01/01/2005 to 12/31/2005           $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006           $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007           $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008           $12.08            $7.07          1,514,949
    01/01/2009 to 12/31/2009            $7.07            $8.31          1,108,254
    01/01/2010 to 12/31/2010            $8.31            $9.22          1,501,797
    01/01/2011 to 12/31/2011            $9.22            $8.96          1,122,050
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
    01/01/2009 to 12/31/2009            $7.83           $10.65          1,903,627
    01/01/2010 to 12/31/2010           $10.65           $13.45          2,021,397
    01/01/2011 to 12/31/2011           $13.45           $12.85          1,040,542
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
    01/01/2009 to 12/31/2009            $8.58           $11.05          1,398,727
    01/01/2010 to 12/31/2010           $11.05           $13.09            908,539
    01/01/2011 to 12/31/2011           $13.09           $12.37            727,867
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
    01/01/2009 to 12/31/2009            $6.65            $9.94          1,813,909
    01/01/2010 to 12/31/2010            $9.94           $11.56          1,576,633
    01/01/2011 to 12/31/2011           $11.56           $11.54            909,044
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2002 to 12/31/2002               --            $8.71            299,833
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
    01/01/2009 to 12/31/2009           $16.50           $18.75          1,326,030
    01/01/2010 to 12/31/2010           $18.75           $21.71          1,296,969
    01/01/2011 to 12/31/2011           $21.71           $21.83            829,408

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2002 to 12/31/2002                   --            $8.56            136,559
    01/01/2003 to 12/31/2003                $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004                $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005                $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006                $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007                $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008                $8.33            $6.60            588,925
    01/01/2009 to 12/31/2009                $6.60            $7.58            521,245
    01/01/2010 to 12/31/2010                $7.58            $7.49            268,122
    01/01/2011 to 12/31/2011                $7.49            $8.56            862,925
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2002 to 12/31/2002                   --            $9.70          1,175,651
    01/01/2003 to 12/31/2003                $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004               $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005               $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006               $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007               $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008               $18.60           $12.66          2,709,868
    01/01/2009 to 12/31/2009               $12.66           $16.86          2,850,817
    01/01/2010 to 12/31/2010               $16.86           $22.04          2,921,018
    01/01/2011 to 12/31/2011               $22.04           $17.51          2,103,701
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2002 to 12/31/2002                   --            $9.86            441,318
    01/01/2003 to 12/31/2003                $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004               $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005               $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006               $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007               $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008               $17.47           $10.09            587,638
    01/01/2009 to 12/31/2009               $10.09           $12.69            557,087
    01/01/2010 to 12/31/2010               $12.69           $15.57            509,622
    01/01/2011 to 12/31/2011               $15.57           $16.04            345,408
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2002 to 12/31/2002                   --            $8.02            165,792
    01/01/2003 to 12/31/2003                $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                $6.06            $3.70          2,315,493
    01/01/2009 to 12/31/2009                $3.70            $4.81          3,128,225
    01/01/2010 to 12/31/2010                $4.81            $3.97          4,679,376
    01/01/2011 to 12/31/2011                $3.97            $2.44          2,645,539

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
    01/01/2009 to 12/31/2009            $3.63            $5.86            794,698
    01/01/2010 to 12/31/2010            $5.86            $6.47            188,040
    01/01/2011 to 12/31/2011            $6.47            $6.12            125,111
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004               --            $9.70             39,360
    01/01/2005 to 12/31/2005            $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006            $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007            $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008            $7.82           $10.14            177,441
    01/01/2009 to 12/31/2009           $10.14            $6.44            364,588
    01/01/2010 to 12/31/2010            $6.44            $4.70            280,837
    01/01/2011 to 12/31/2011            $4.70            $4.24            232,550
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
    01/01/2009 to 12/31/2009            $7.23            $4.22            898,026
    01/01/2010 to 12/31/2010            $4.22            $3.27            782,589
    01/01/2011 to 12/31/2011            $3.27            $2.88          1,249,273
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.54            136,809
    01/01/2005 to 12/31/2005            $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006            $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007            $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008            $8.12            $9.92            233,809
    01/01/2009 to 12/31/2009            $9.92            $6.59            463,501
    01/01/2010 to 12/31/2010            $6.59            $4.61            355,244
    01/01/2011 to 12/31/2011            $4.61            $4.12            702,306
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.69            772,260
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
    01/01/2009 to 12/31/2009            $8.99           $11.15          1,476,283
    01/01/2010 to 12/31/2010           $11.15           $13.79          1,733,790
    01/01/2011 to 12/31/2011           $13.79           $13.73          1,437,215

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
    01/01/2009 to 12/31/2009            $8.15            $9.65            610,084
    01/01/2010 to 12/31/2010            $9.65           $11.59            743,101
    01/01/2011 to 12/31/2011           $11.59           $10.94            752,713
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
    01/01/2009 to 12/31/2009            $5.53            $8.78          1,361,950
    01/01/2010 to 12/31/2010            $8.78            $9.56            652,534
    01/01/2011 to 12/31/2011            $9.56            $9.27            719,037
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
    01/01/2009 to 12/31/2009            $6.83            $7.21            472,593
    01/01/2010 to 12/31/2010            $7.21            $8.20            847,216
    01/01/2011 to 12/31/2011            $8.20            $8.22            476,200
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2002 to 12/31/2002               --           $11.56          2,486,854
    01/01/2003 to 12/31/2003           $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004           $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005           $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006           $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007           $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008           $12.85           $18.92          2,696,273
    01/01/2009 to 12/31/2009           $18.92           $12.54          1,333,606
    01/01/2010 to 12/31/2010           $12.54           $13.58          1,042,250
    01/01/2011 to 12/31/2011           $13.58           $19.17          1,145,039

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
    01/01/2009 to 12/31/2009            $4.57            $6.50          1,590,074
    01/01/2010 to 12/31/2010            $6.50            $7.81            914,644
    01/01/2011 to 12/31/2011            $7.81            $7.31            689,374
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
    01/01/2009 to 12/31/2009            $5.04            $8.23          1,356,598
    01/01/2010 to 12/31/2010            $8.23           $12.11          1,530,577
    01/01/2011 to 12/31/2011           $12.11           $10.28            591,778
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
    01/01/2009 to 12/31/2009            $2.61            $5.63          1,661,197
    01/01/2010 to 12/31/2010            $5.63            $7.48          1,359,439
    01/01/2011 to 12/31/2011            $7.48            $7.27          1,795,997
---------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2002 to 12/31/2002               --            $6.14            212,085
    01/01/2003 to 12/31/2003            $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004           $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005           $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006           $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007           $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008           $16.11            $5.36          2,519,397
    01/01/2009 to 12/31/2009            $5.36            $7.39            747,146
    01/01/2010 to 12/31/2010            $7.39           $10.79            930,703
    01/01/2011 to 12/31/2011           $10.79            $8.61            508,081

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2002 to 12/31/2002                            --            $7.83            521,419
    01/01/2003 to 12/31/2003                         $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004                         $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005                        $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006                        $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007                        $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008                        $16.52           $11.26          1,279,942
    01/01/2009 to 12/31/2009                        $11.26           $12.27            940,314
    01/01/2010 to 12/31/2010                        $12.27           $12.78            893,746
    01/01/2011 to 12/31/2011                        $12.78           $14.77          1,349,692
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            269,671
    01/01/2005 to 12/31/2005                        $10.53           $12.05            672,243
    01/01/2006 to 12/31/2006                        $12.05           $14.35            742,865
    01/01/2007 to 12/31/2007                        $14.35           $16.87            828,104
    01/01/2008 to 12/31/2008                        $16.87            $8.25            357,600
    01/01/2009 to 12/31/2009                         $8.25           $11.12            408,047
    01/01/2010 to 12/31/2010                        $11.12           $12.47            346,910
    01/01/2011 to 12/31/2011                        $12.47           $10.44            327,254
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.75            173,851
    01/01/2005 to 12/31/2005                        $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                        $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                        $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                        $11.42            $8.09            259,188
    01/01/2009 to 12/31/2009                         $8.09            $9.05            240,776
    01/01/2010 to 12/31/2010                         $9.05           $10.62            226,552
    01/01/2011 to 12/31/2011                        $10.62           $11.34            243,395
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                        $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                        $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                        $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                        $14.10            $7.65          1,345,285
    01/01/2009 to 12/31/2009                         $7.65            $8.51            861,853
    01/01/2010 to 12/31/2010                         $8.51            $9.96            654,754
    01/01/2011 to 12/31/2011                         $9.96            $9.64            581,345
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.48            155,695
    01/01/2005 to 12/31/2005                        $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                         $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                        $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                        $12.20            $8.58            249,670
    01/01/2009 to 12/31/2009                         $8.58            $9.61            136,907
    01/01/2010 to 12/31/2010                         $9.61           $11.04            221,649
    01/01/2011 to 12/31/2011                        $11.04           $11.69            189,624

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                                          $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                                         $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                                         $11.28            $6.59          1,374,063
    01/01/2009 to 12/31/2009                                          $6.59            $7.40            996,116
    01/01/2010 to 12/31/2010                                          $7.40            $8.48            902,956
    01/01/2011 to 12/31/2011                                          $8.48            $8.84          1,077,472
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $12.59            389,792
    01/01/2005 to 12/31/2005                                         $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                                         $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                                         $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                                         $17.43            $7.74          1,027,401
    01/01/2009 to 12/31/2009                                          $7.74            $8.16            663,617
    01/01/2010 to 12/31/2010                                          $8.16           $10.47            604,695
    01/01/2011 to 12/31/2011                                         $10.47            $7.75            467,540
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2002 to 12/31/2002                                             --            $8.25            196,720
    01/01/2003 to 12/31/2003                                          $8.25           $10.23            314,757
    01/01/2004 to 12/31/2004                                         $10.23           $11.18            590,808
    01/01/2005 to 12/31/2005                                         $11.18           $11.59            534,648
    01/01/2006 to 12/31/2006                                         $11.59           $13.51            582,613
    01/01/2007 to 12/31/2007                                         $13.51           $13.66            497,287
    01/01/2008 to 12/31/2008                                         $13.66            $8.53            312,113
    01/01/2009 to 12/31/2009                                          $8.53            $9.81            287,896
    01/01/2010 to 07/16/2010                                          $9.81            $9.43                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $9.43           $10.98            306,415
    01/01/2011 to 12/31/2011                                         $10.98           $10.57            290,158
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.25            617,813
    01/01/2011 to 12/31/2011                                         $12.25           $11.52            383,450



 *  Denotes the start date of these sub-accounts

                                    ASXT SIX
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.33            33,933
    01/01/2010 to 12/31/2010                              $12.33           $13.59            52,061
    01/01/2011 to 12/31/2011                              $13.59           $13.19            26,435
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.08                 0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                               $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                               $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                              $10.36           $11.41           300,079
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                               $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                               $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                              $10.27           $11.55                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                               $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                               $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                               $9.96           $11.46             5,989

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                                      $10.87           $12.68           479,189
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $10.00           $11.87           148,179
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                                      $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                                      $13.44           $12.71            48,818
------------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.26             8,395
    01/01/2010 to 12/31/2010                                      $12.26           $13.59            20,779
    01/01/2011 to 12/31/2011                                      $13.59           $12.86             9,445
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.04           $11.86            24,557
    01/01/2010 to 12/31/2010                                      $11.86           $12.87            39,827
    01/01/2011 to 12/31/2011                                      $12.87           $12.25            16,831
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                                      $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                                      $17.98           $18.59             1,055
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                                      $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                                      $16.57           $13.96             5,255
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.03           $11.89             9,882
    01/01/2010 to 12/31/2010                                      $11.89           $13.06            11,383
    01/01/2011 to 12/31/2011                                      $13.06           $12.35             6,047
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.01           $12.21            40,030
    01/01/2010 to 12/31/2010                                      $12.21           $13.54            69,693
    01/01/2011 to 12/31/2011                                      $13.54           $12.93            27,636
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.07            33,032
    01/01/2010 to 12/31/2010                                      $12.07           $13.93            76,341
    01/01/2011 to 12/31/2011                                      $13.93           $12.67            31,690
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.86           $13.84             5,212
    01/01/2010 to 12/31/2010                                      $13.84           $16.13             5,671
    01/01/2011 to 12/31/2011                                      $16.13           $14.85             2,697
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.75             5,300
    01/01/2010 to 12/31/2010                                      $12.75           $13.64             5,682
    01/01/2011 to 12/31/2011                                      $13.64           $12.70               564
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                             $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                             $15.56           $14.64             5,719
---------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.95           $12.67            11,393
    01/01/2010 to 12/31/2010                             $12.67           $15.58            11,365
    01/01/2011 to 12/31/2011                             $15.58           $15.30             2,764
---------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02           $12.43             5,092
    01/01/2010 to 12/31/2010                             $12.43           $13.68            10,081
    01/01/2011 to 12/31/2011                             $13.68           $13.68             2,509
---------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.04           $12.17            20,236
    01/01/2010 to 12/31/2010                             $12.17           $13.42            32,414
    01/01/2011 to 12/31/2011                             $13.42           $12.94            14,505
---------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02           $11.78             8,173
    01/01/2010 to 12/31/2010                             $11.78           $12.74            48,976
    01/01/2011 to 12/31/2011                             $12.74           $12.29            29,103
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                             $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                             $14.63           $12.35             3,255
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                             $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                             $14.02           $11.88             1,271
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.08           $11.59            20,757
    01/01/2010 to 12/31/2010                             $11.59           $12.06            27,863
    01/01/2011 to 12/31/2011                             $12.06           $11.72            14,468
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.08           $10.27                 0
    01/01/2010 to 12/31/2010                             $10.27           $11.09               692
    01/01/2011 to 12/31/2011                             $11.09           $10.82               502
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.14           $10.28                 0
    01/01/2010 to 12/31/2010                             $10.28           $11.34               916
    01/01/2011 to 12/31/2011                             $11.34           $10.34               252
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                             $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                             $14.02           $12.35             3,646
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06           $12.65               573
    01/01/2010 to 12/31/2010                             $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                             $13.88           $12.89             2,571

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                               $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                               $13.20           $14.10             3,371
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                               $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                               $14.66           $14.09             6,178
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07           $13.28             9,929
    01/01/2010 to 12/31/2010                               $13.28           $14.42             7,763
    01/01/2011 to 12/31/2011                               $14.42           $13.54             3,117
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                               $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                               $13.20           $12.72             5,650
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                               $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                               $15.75           $14.74             4,926
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                                $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                                $9.50            $9.22            22,753
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                               $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                               $16.31           $15.42               751
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.03           $10.05                 0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                               $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                               $15.32           $15.10             3,661
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                               $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                               $13.98           $15.60                 0
-----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05           $14.70               544
    01/01/2010 to 12/31/2010                               $14.70           $17.42             8,655
    01/01/2011 to 12/31/2011                               $17.42           $13.47             3,004
-----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                               $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                               $10.49           $10.40             3,150
-----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                               $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                               $11.46           $11.47            92,726

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                 $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                 $12.36           $12.10            76,596
-------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                                $10.02           $10.05               193
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.08           $12.72                56
    01/01/2010 to 12/31/2010                                 $12.72           $14.19               312
    01/01/2011 to 12/31/2011                                 $14.19           $14.23               118
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $10.00            $8.81                 0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.08           $12.30            20,952
    01/01/2010 to 12/31/2010                                 $12.30           $13.34            37,585
    01/01/2011 to 12/31/2011                                 $13.34           $12.49            18,344
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                 $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                 $17.25           $16.57             1,545
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                 $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                 $15.70           $14.31             2,394
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $12.06            43,885
    01/01/2010 to 12/31/2010                                 $12.06           $13.05            45,724
    01/01/2011 to 12/31/2011                                 $13.05           $12.90            20,735
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                 $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                 $14.07           $13.42             1,337
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                 $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                 $11.31           $11.42             8,552
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                 $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                 $14.68           $13.99             4,943
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.30           $13.66            22,188
    01/01/2010 to 12/31/2010                                 $13.66           $15.96            33,585
    01/01/2011 to 12/31/2011                                 $15.96           $13.16            12,364
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $12.68            35,658
    01/01/2010 to 12/31/2010                                 $12.68           $14.09            29,905
    01/01/2011 to 12/31/2011                                 $14.09           $13.19             9,998

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                 $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                 $11.17           $11.48             2,004
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                 $10.04           $12.55                 0
    01/01/2010 to 07/16/2010                                 $12.55           $12.19                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                 $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                 $12.65           $11.93                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                  $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                 $12.76           $11.82                 0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $13.19                 0
    01/01/2010 to 12/31/2010                                 $13.19           $15.21               400
    01/01/2011 to 12/31/2011                                 $15.21           $13.14               113
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $10.07           $12.74            43,424
    01/01/2010 to 12/31/2010                                 $12.74           $13.62           109,519
    01/01/2011 to 12/31/2011                                 $13.62           $12.98            50,893
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $14.39               685
    01/01/2010 to 12/31/2010                                 $14.39           $15.31             1,333
    01/01/2011 to 12/31/2011                                 $15.31           $13.73               657
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.09               380
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.03               981
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    05/01/2009 to 12/31/2009                                 $10.04           $13.06               637
    01/01/2010 to 12/31/2010                                 $13.06           $15.68               576
    01/01/2011 to 04/29/2011                                 $15.68           $17.38                 0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    05/01/2009 to 12/31/2009                                 $10.00           $13.90             2,477
    01/01/2010 to 12/31/2010                                 $13.90           $14.86             1,798
    01/01/2011 to 04/29/2011                                 $14.86           $15.61                 0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    05/01/2009 to 12/31/2009                                  $9.95           $12.67               410
    01/01/2010 to 12/31/2010                                 $12.67           $12.93             1,135
    01/01/2011 to 12/31/2011                                 $12.93           $13.03               509
-------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                 $10.12           $14.41             3,106
    01/01/2010 to 12/31/2010                                 $14.41           $16.23             2,867
    01/01/2011 to 12/31/2011                                 $16.23           $12.21               701
-------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                 $10.20           $13.92                 0
    01/01/2010 to 12/31/2010                                 $13.92           $15.37                 0
    01/01/2011 to 12/31/2011                                 $15.37           $10.88                 0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                $9.77           $12.43                0
    01/01/2010 to 12/31/2010               $12.43           $13.05                0
    01/01/2011 to 12/31/2011               $13.05            $9.27                0
-------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009               $10.15           $14.20              347
    01/01/2010 to 12/31/2010               $14.20           $17.86              463
    01/01/2011 to 12/31/2011               $17.86           $14.52                0
-------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                $9.94            $7.28            1,686
    01/01/2010 to 12/31/2010                $7.28            $5.80            7,621
    01/01/2011 to 12/31/2011                $5.80            $5.13            1,565
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009               $10.05           $12.58                0
    01/01/2010 to 12/31/2010               $12.58           $13.74                0
    01/01/2011 to 12/31/2011               $13.74           $13.32                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009               $10.03           $12.49                0
    01/01/2010 to 12/31/2010               $12.49           $14.21              391
    01/01/2011 to 12/31/2011               $14.21           $14.73                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                $9.95           $12.22                0
    01/01/2010 to 12/31/2010               $12.22           $14.39              399
    01/01/2011 to 12/31/2011               $14.39           $14.72                0
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009               $10.15           $13.55                0
    01/01/2010 to 12/31/2010               $13.55           $13.48                0
    01/01/2011 to 12/31/2011               $13.48           $11.91                0
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                $9.83           $12.79              834
    01/01/2010 to 12/31/2010               $12.79           $13.76              685
    01/01/2011 to 12/31/2011               $13.76           $11.50              115
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                $9.98           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $12.66                0
    01/01/2011 to 12/31/2011               $12.66           $13.52                0
-------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009               $10.11           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $15.23                0
    01/01/2011 to 12/31/2011               $15.23           $14.50                0
-------------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009               $10.22           $11.29                0
    01/01/2010 to 12/31/2010               $11.29           $10.23                0
    01/01/2011 to 12/31/2011               $10.23            $8.08                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.07           $12.56                0
    01/01/2010 to 12/31/2010               $12.56           $13.78                0
    01/01/2011 to 12/31/2011               $13.78           $13.78                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009               $10.03           $12.61            1,267
    01/01/2010 to 12/31/2010               $12.61           $13.81              699
    01/01/2011 to 12/31/2011               $13.81           $13.21               66

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                $9.99           $12.58            1,273
    01/01/2010 to 12/31/2010               $12.58           $15.66              702
    01/01/2011 to 12/31/2011               $15.66           $14.75               66
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                $9.92           $12.68                0
    01/01/2010 to 12/31/2010               $12.68           $14.81                0
    01/01/2011 to 12/31/2011               $14.81           $13.80                0
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $12.96                0
    01/01/2010 to 12/31/2010               $12.96           $14.86                0
    01/01/2011 to 12/31/2011               $14.86           $14.62                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.85              404
    01/01/2010 to 12/31/2010               $11.85           $13.53              340
    01/01/2011 to 12/31/2011               $13.53           $13.42              115
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.00                0
    01/01/2010 to 12/31/2010               $13.00           $12.67                0
    01/01/2011 to 12/31/2011               $12.67           $14.26                0
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.59                0
    01/01/2010 to 12/31/2010               $13.59           $17.51                0
    01/01/2011 to 12/31/2011               $17.51           $13.72                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $13.94                0
    01/01/2010 to 12/31/2010               $13.94           $16.85               40
    01/01/2011 to 12/31/2011               $16.85           $17.11                0
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.16            2,366
    01/01/2010 to 12/31/2010               $10.16            $8.27            7,909
    01/01/2011 to 12/31/2011                $8.27            $5.01            1,557
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $9.99            $7.05                0
    01/01/2010 to 12/31/2010                $7.05            $5.39                0
    01/01/2011 to 12/31/2011                $5.39            $4.68                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.01           $12.50                0
    01/01/2010 to 12/31/2010               $12.50           $15.24               28
    01/01/2011 to 12/31/2011               $15.24           $14.96                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $9.96           $12.32            1,307
    01/01/2010 to 12/31/2010               $12.32           $14.59              721
    01/01/2011 to 12/31/2011               $14.59           $13.56               68
-------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009               $10.15           $10.95            1,469
    01/01/2010 to 12/31/2010               $10.95           $12.28              966
    01/01/2011 to 12/31/2011               $12.28           $12.13              120
-------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                $9.89            $8.85            1,341
    01/01/2010 to 12/31/2010                $8.85            $9.44              156
    01/01/2011 to 12/31/2011                $9.44           $13.14                0

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                                          $9.94           $15.92               0
    01/01/2010 to 12/31/2010                                         $15.92           $23.11               0
    01/01/2011 to 12/31/2011                                         $23.11           $19.35               0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                                         $10.23           $12.17             875
    01/01/2010 to 12/31/2010                                         $12.17           $12.50             483
    01/01/2011 to 12/31/2011                                         $12.50           $14.25              45
---------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.32               0
    01/01/2010 to 12/31/2010                                         $13.32           $14.72               0
    01/01/2011 to 12/31/2011                                         $14.72           $12.14               0
---------------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $11.93               0
    01/01/2010 to 12/31/2010                                         $11.93           $13.80             316
    01/01/2011 to 12/31/2011                                         $13.80           $14.53              56
---------------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $12.22               0
    01/01/2010 to 12/31/2010                                         $12.22           $14.12               0
    01/01/2011 to 12/31/2011                                         $14.12           $13.46               0
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.21               0
    01/01/2010 to 12/31/2010                                         $13.21           $14.95             449
    01/01/2011 to 12/31/2011                                         $14.95           $15.62              96
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.05           $13.63               0
    01/01/2010 to 12/31/2010                                         $13.63           $15.39               0
    01/01/2011 to 12/31/2011                                         $15.39           $15.82               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                         $10.09           $12.19             329
    01/01/2010 to 07/16/2010                                         $12.19           $11.63               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34               0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                        $11.63           $13.46             282
    01/01/2011 to 12/31/2011                                         $13.46           $12.77             122
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.82           $14.81               0
    01/01/2011 to 12/31/2011                                         $14.81           $13.59               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.17               0
    01/01/2011 to 12/31/2011                                         $12.17           $11.28               0



 *  Denotes the start date of these sub-accounts

                                     ASL II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.56             899,139
    01/01/2006 to 12/31/2006                              $10.56           $11.38           1,207,864
    01/01/2007 to 12/31/2007                              $11.38           $11.78             898,024
    01/01/2008 to 12/31/2008                              $11.78           $11.04             901,901
    01/01/2009 to 12/31/2009                              $11.04           $12.70             686,444
    01/01/2010 to 12/31/2010                              $12.70           $14.53             627,620
    01/01/2011 to 12/31/2011                              $14.53           $14.69           1,447,058
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                             $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                              $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                              $11.48            $7.93          16,229,117
    01/01/2009 to 12/31/2009                               $7.93            $9.84          54,720,347
    01/01/2010 to 12/31/2010                               $9.84           $11.00          68,974,007
    01/01/2011 to 12/31/2011                              $11.00           $10.83          55,424,347
----------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $6.80             658,419
    01/01/2003 to 12/31/2003                               $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                               $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                               $9.67           $11.10                   0
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.99             965,912
    01/01/2003 to 12/31/2003                               $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                               $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                              $10.72           $11.86                   0
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                               $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                              $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                              $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                              $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                              $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                              $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                               $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                               $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                              $11.18           $11.39           5,937,210

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                         $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                         $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                         $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                          $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                          $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                         $10.99           $10.67          99,522,684
-----------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                        $10.00            $9.17           2,940,794
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                             --            $8.66             664,649
    01/01/2003 to 12/31/2003                          $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                         $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                         $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                         $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                         $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                         $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                          $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                         $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                         $12.73           $12.46           3,528,509
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                         $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                         $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                         $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                          $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                          $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                         $10.62           $10.19         100,099,910
-----------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                         $11.51            $7.33           2,184,002
    01/01/2009 to 12/31/2009                          $7.33            $9.15          23,955,044
    01/01/2010 to 12/31/2010                          $9.15           $10.29          36,192,438
    01/01/2011 to 12/31/2011                         $10.29            $9.88          25,866,646
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                         $10.04            $7.15           5,507,286
    01/01/2009 to 12/31/2009                          $7.15            $8.68          39,406,298
    01/01/2010 to 12/31/2010                          $8.68            $9.55          54,818,248
    01/01/2011 to 12/31/2011                          $9.55            $9.23          46,132,040
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2002 to 12/31/2002                             --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                         $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                         $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                         $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                         $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                         $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                         $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                         $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                         $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                         $23.19           $24.31           2,210,944

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.66             423,387
    01/01/2003 to 12/31/2003                                  $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                                 $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                                 $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                                 $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                                 $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                                 $12.33           $11.30                   0
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                                  $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                                 $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                                 $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                                 $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                                 $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                                 $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                                 $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                                 $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                                 $18.85           $16.11           4,029,967
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
    01/01/2009 to 12/31/2009                                  $7.16            $8.54          18,482,649
    01/01/2010 to 12/31/2010                                  $8.54            $9.51          20,766,873
    01/01/2011 to 12/31/2011                                  $9.51            $9.13          15,624,739
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                 $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                 $11.30            $7.28          13,486,356
    01/01/2009 to 12/31/2009                                  $7.28            $8.87          54,387,061
    01/01/2010 to 12/31/2010                                  $8.87            $9.97          68,927,498
    01/01/2011 to 12/31/2011                                  $9.97            $9.66          53,951,634
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                 $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                 $11.49            $6.70          13,640,692
    01/01/2009 to 12/31/2009                                  $6.70            $8.30          93,813,703
    01/01/2010 to 12/31/2010                                  $8.30            $9.71         115,827,900
    01/01/2011 to 12/31/2011                                  $9.71            $8.96          75,603,365
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
    01/01/2009 to 11/13/2009                                  $7.47            $8.36                   0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
    01/01/2009 to 12/31/2009                                  $6.11            $8.12           1,148,210
    01/01/2010 to 12/31/2010                                  $8.12            $9.60           2,343,259
    01/01/2011 to 12/31/2011                                  $9.60            $8.97           1,365,221

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                                       $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                                       $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                                       $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                                       $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                                      $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                                      $11.88            $6.98           1,877,493
    01/01/2009 to 12/31/2009                                       $6.98           $10.25           5,358,114
    01/01/2010 to 12/31/2010                                      $10.25           $11.12           5,307,161
    01/01/2011 to 12/31/2011                                      $11.12           $10.51           3,678,070
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                                       $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                                      $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                                      $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                                      $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                                      $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                                      $16.87           $12.17             667,006
    01/01/2009 to 12/31/2009                                      $12.17           $15.19           2,182,014
    01/01/2010 to 12/31/2010                                      $15.19           $18.93           3,471,178
    01/01/2011 to 12/31/2011                                      $18.93           $18.86           2,549,765

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                            $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                           $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                           $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                           $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                           $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                           $13.80           $10.11           5,931,752
    01/01/2009 to 12/31/2009                           $10.11           $13.47          13,509,194
    01/01/2010 to 12/31/2010                           $13.47           $15.04          12,605,729
    01/01/2011 to 12/31/2011                           $15.04           $15.26          11,922,775
-------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                           $10.19            $6.94           1,952,838
    01/01/2009 to 12/31/2009                            $6.94            $8.65          25,271,257
    01/01/2010 to 12/31/2010                            $8.65            $9.68          38,344,545
    01/01/2011 to 12/31/2011                            $9.68            $9.47          31,542,321
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                           $10.17            $7.58           3,825,075
    01/01/2009 to 12/31/2009                            $7.58            $9.20          36,241,046
    01/01/2010 to 12/31/2010                            $9.20           $10.10          50,682,089
    01/01/2011 to 12/31/2011                           $10.10            $9.88          43,785,652
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                           $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                           $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                           $17.92           $15.34           5,734,722
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $8.19             269,995
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                           $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                           $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                           $16.10           $13.85           2,916,031

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.71             847,517
    01/01/2003 to 12/31/2003                                $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                               $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                               $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                               $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                               $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                               $12.90           $10.45          15,430,642
    01/01/2009 to 12/31/2009                               $10.45           $12.54          46,430,018
    01/01/2010 to 12/31/2010                               $12.54           $13.23          46,748,068
    01/01/2011 to 12/31/2011                               $13.23           $13.05          38,241,675
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.08           $10.29             141,417
    01/01/2010 to 12/31/2010                               $10.29           $11.27             473,823
    01/01/2011 to 12/31/2011                               $11.27           $11.15             755,324
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.15           $10.30              58,774
    01/01/2010 to 12/31/2010                               $10.30           $11.52             748,340
    01/01/2011 to 12/31/2011                               $11.52           $10.67             655,241
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                                $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                               $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                               $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                               $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                               $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                               $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                               $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                               $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                               $14.60           $13.05           4,359,903
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                               $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                               $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                               $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                               $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                                $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                                $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                                $9.78            $9.21           4,698,568
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                               $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                               $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                               $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                               $15.32           $16.60           9,200,629

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                          Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                 $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                 $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                $12.79           $12.47          14,080,420
--------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $9.04             969,509
    01/01/2003 to 12/31/2003                 $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                $18.31           $11.88           1,412,847
    01/01/2009 to 12/31/2009                $11.88           $15.37           2,567,781
    01/01/2010 to 12/31/2010                $15.37           $16.94           3,612,405
    01/01/2011 to 12/31/2011                $16.94           $16.14           3,114,124
--------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                 $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                 $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                 $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                 $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                 $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                $10.82           $10.57           4,289,955
--------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                    --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                 $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                 $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                $14.72           $13.98           2,405,087

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.07             577,115
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                               $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                               $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                              $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.67             639,695
    01/01/2003 to 12/31/2003                               $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                              $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                              $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                              $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                              $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                              $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                               $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                               $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                              $11.79           $13.23                   0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                             $10.10            $5.57             126,548
    01/01/2009 to 12/31/2009                               $5.57            $9.13           6,599,316
    01/01/2010 to 12/31/2010                               $9.13           $10.98          11,156,029
    01/01/2011 to 12/31/2011                              $10.98            $8.61           6,749,550

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                           --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                       $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                       $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                       $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                       $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                       $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                       $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                       $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                       $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                       $12.46           $12.53          18,155,075
---------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                           --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                       $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                       $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                       $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                       $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                       $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                       $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                       $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                       $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                       $14.46           $14.67          60,233,010
---------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                      $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                       $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                       $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                       $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                        $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                       $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                       $11.58           $11.51          96,778,216
---------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                      $10.02           $10.07             990,348
---------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2002 to 12/31/2002                           --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                        $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                       $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                       $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                       $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                       $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                       $12.53            $7.55           2,747,511
    01/01/2009 to 12/31/2009                        $7.55            $9.05           3,372,332
    01/01/2010 to 12/31/2010                        $9.05           $10.24           3,360,531
    01/01/2011 to 12/31/2011                       $10.24           $10.42           3,055,694
---------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                      $10.00            $8.90             201,672

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                 $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                $13.62            $9.35           3,074,479
    01/01/2009 to 12/31/2009                                 $9.35           $11.72          33,399,889
    01/01/2010 to 12/31/2010                                $11.72           $12.89          55,550,099
    01/01/2011 to 12/31/2011                                $12.89           $12.25          42,779,977
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                                 $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                                 $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                                 $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                                 $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                                $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                                $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                                 $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                                 $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                                $11.91           $11.60           3,213,655
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                 $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                                $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                                $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                                $17.49           $16.17           5,166,090
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2002 to 12/31/2002                                    --            $9.09             921,329
    01/01/2003 to 12/31/2003                                 $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                $14.45           $10.52          10,697,390
    01/01/2009 to 12/31/2009                                $10.52           $12.85          40,732,836
    01/01/2010 to 12/31/2010                                $12.85           $14.09          53,827,291
    01/01/2011 to 12/31/2011                                $14.09           $14.13          46,623,273

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                  $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                 $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                 $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                 $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                 $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                 $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                                  $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                                 $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                                 $11.28           $10.91           3,313,597
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                     --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                 $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                 $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                 $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                 $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                 $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                 $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                                 $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                                 $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                                 $15.67           $16.05           6,639,260
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                  $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                  $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                  $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                 $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                 $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                 $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                  $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                 $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                 $12.01           $11.61           9,294,364
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $9.59             724,670
    01/01/2003 to 12/31/2003                                  $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                                 $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                                 $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                                 $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                                 $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                                 $33.07           $16.27           2,088,027
    01/01/2009 to 12/31/2009                                 $16.27           $23.89           4,621,252
    01/01/2010 to 12/31/2010                                 $23.89           $28.31           5,827,673
    01/01/2011 to 12/31/2011                                 $28.31           $23.69           4,562,770
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                                $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                 $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                 $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                 $12.26            $6.95           5,663,091
    01/01/2009 to 12/31/2009                                  $6.95            $8.78           9,942,981
    01/01/2010 to 12/31/2010                                  $8.78            $9.90          10,821,793
    01/01/2011 to 12/31/2011                                  $9.90            $9.40           9,943,871

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                  $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                 $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                 $10.83           $11.29          18,170,336
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                                 $9.82           $11.44             606,613
    01/01/2006 to 12/31/2006                                 $11.44           $12.49             553,827
    01/01/2007 to 12/31/2007                                 $12.49           $13.64             604,401
    01/01/2008 to 12/31/2008                                 $13.64            $7.90             346,210
    01/01/2009 to 12/31/2009                                  $7.90           $10.86             554,304
    01/01/2010 to 07/16/2010                                 $10.86           $10.63                   0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2002 to 12/31/2002                                     --            $8.15             113,389
    01/01/2003 to 12/31/2003                                  $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                 $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                 $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                 $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                 $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                 $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                 $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                 $14.01           $13.31                   0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                     --            $7.78              39,943
    01/01/2003 to 12/31/2003                                  $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                 $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                 $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                 $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                 $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                 $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                  $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                 $13.42           $12.54                   0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $6.80              19,826
    01/01/2003 to 12/31/2003                                  $6.80            $9.16              66,435
    01/01/2004 to 12/31/2004                                  $9.16           $10.03              91,924
    01/01/2005 to 12/31/2005                                 $10.03            $9.92              87,726
    01/01/2006 to 12/31/2006                                  $9.92           $10.15             100,227
    01/01/2007 to 12/31/2007                                 $10.15           $10.55             106,856
    01/01/2008 to 12/31/2008                                 $10.55            $5.83             190,718
    01/01/2009 to 12/31/2009                                  $5.83            $7.38             331,489
    01/01/2010 to 12/31/2010                                  $7.38            $8.64             309,321
    01/01/2011 to 12/31/2011                                  $8.64            $7.57             380,808
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967
    01/01/2009 to 12/31/2009                                  $6.64            $8.50          51,503,013
    01/01/2010 to 12/31/2010                                  $8.50            $9.21          75,249,224
    01/01/2011 to 12/31/2011                                  $9.21            $8.91          53,326,792

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                           Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                     --           $11.85            311,233
    01/01/2005 to 12/31/2005                 $11.85           $12.84            590,605
    01/01/2006 to 12/31/2006                 $12.84           $17.48          1,507,757
    01/01/2007 to 12/31/2007                 $17.48           $19.49          2,078,809
    01/01/2008 to 12/31/2008                 $19.49           $10.97          1,122,006
    01/01/2009 to 12/31/2009                 $10.97           $15.21            835,629
    01/01/2010 to 12/31/2010                 $15.21           $16.42            651,544
    01/01/2011 to 12/31/2011                 $16.42           $14.94            542,156
---------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                $10.03            $8.17            387,650
---------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                 $9.99            $9.12            385,638
---------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    01/01/2002 to 12/31/2002                     --            $7.09            543,762
    01/01/2003 to 12/31/2003                  $7.09            $9.61            889,464
    01/01/2004 to 12/31/2004                  $9.61           $10.72            668,032
    01/01/2005 to 12/31/2005                 $10.72           $11.67            602,063
    01/01/2006 to 12/31/2006                 $11.67           $13.33            605,730
    01/01/2007 to 12/31/2007                 $13.33           $14.70            631,476
    01/01/2008 to 12/31/2008                 $14.70            $7.51            384,426
    01/01/2009 to 12/31/2009                  $7.51           $10.52            430,777
    01/01/2010 to 12/31/2010                 $10.52           $12.81            390,143
    01/01/2011 to 04/29/2011                 $12.81           $14.27                  0
---------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    01/01/2002 to 12/31/2002                     --            $8.76            366,258
    01/01/2003 to 12/31/2003                  $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                 $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                 $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                 $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                 $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                 $10.89            $4.34            540,897
    01/01/2009 to 12/31/2009                  $4.34            $5.44            779,148
    01/01/2010 to 12/31/2010                  $5.44            $5.91            872,026
    01/01/2011 to 04/29/2011                  $5.91            $6.23                  0
---------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    01/01/2002 to 12/31/2002                     --            $8.00            475,873
    01/01/2003 to 12/31/2003                  $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                 $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                 $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                 $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                 $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                 $12.88            $9.04            849,932
    01/01/2009 to 12/31/2009                  $9.04           $11.35          1,181,689
    01/01/2010 to 12/31/2010                 $11.35           $11.76            545,135
    01/01/2011 to 12/31/2011                 $11.76           $12.02            524,638

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND
    01/01/2002 to 12/31/2002               --            $5.50            293,307
    01/01/2003 to 12/31/2003            $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004            $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005            $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006            $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007            $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008            $9.36            $5.11            453,772
    01/01/2009 to 12/31/2009            $5.11            $7.91            970,438
    01/01/2010 to 12/31/2010            $7.91            $9.44          1,132,899
    01/01/2011 to 12/31/2011            $9.44            $8.81            530,679
---------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004               --           $10.66             82,809
    01/01/2005 to 12/31/2005           $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006           $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007           $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008           $13.88            $6.71            199,304
    01/01/2009 to 12/31/2009            $6.71            $7.71            140,231
    01/01/2010 to 12/31/2010            $7.71            $9.89            511,072
    01/01/2011 to 12/31/2011            $9.89            $9.85            211,183
---------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2002 to 12/31/2002               --            $8.66            283,466
    01/01/2003 to 12/31/2003            $8.66           $13.60          1,763,660
    01/01/2004 to 12/31/2004           $13.60           $16.02          2,103,950
    01/01/2005 to 12/31/2005           $16.02           $20.72          3,395,891
    01/01/2006 to 12/31/2006           $20.72           $27.43          2,835,328
    01/01/2007 to 12/31/2007           $27.43           $38.71          3,344,620
    01/01/2008 to 12/31/2008           $38.71           $16.04          1,630,334
    01/01/2009 to 12/31/2009           $16.04           $25.59          2,133,897
    01/01/2010 to 12/31/2010           $25.59           $29.23          1,632,797
    01/01/2011 to 12/31/2011           $29.23           $22.31          1,023,231
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2002 to 12/31/2002               --            $7.75            281,993
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
    01/01/2009 to 12/31/2009           $13.91           $21.10          1,821,822
    01/01/2010 to 12/31/2010           $21.10           $23.64          1,172,241
    01/01/2011 to 12/31/2011           $23.64           $16.97            568,287
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2002 to 12/31/2002               --            $8.56            101,136
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
    01/01/2009 to 12/31/2009            $4.99            $4.70            746,620
    01/01/2010 to 12/31/2010            $4.70            $5.00            821,032
    01/01/2011 to 12/31/2011            $5.00            $3.60            310,912

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2002 to 12/31/2002               --            $8.46             76,331
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
    01/01/2009 to 12/31/2009            $8.34           $13.32          1,841,267
    01/01/2010 to 12/31/2010           $13.32           $16.99          1,479,120
    01/01/2011 to 12/31/2011           $16.99           $14.01            513,298
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
    01/01/2009 to 12/31/2009            $8.95            $6.35          1,995,516
    01/01/2010 to 12/31/2010            $6.35            $5.13          1,870,682
    01/01/2011 to 12/31/2011            $5.13            $4.60          2,082,893
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2002 to 12/31/2002               --            $7.09            130,082
    01/01/2003 to 12/31/2003            $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004            $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005           $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006           $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007           $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008           $11.31           $11.33          1,249,287
    01/01/2009 to 12/31/2009           $11.33           $11.56            355,182
    01/01/2010 to 12/31/2010           $11.56           $11.95            254,803
    01/01/2011 to 12/31/2011           $11.95           $12.52            188,759
---------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
    01/01/2009 to 12/31/2009            $7.43            $9.08          3,113,781
    01/01/2010 to 12/31/2010            $9.08           $10.06          2,476,971
    01/01/2011 to 12/31/2011           $10.06            $9.89          3,165,929

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
    01/01/2009 to 12/31/2009                $8.58           $10.26            812,567
    01/01/2010 to 12/31/2010               $10.26           $11.84            702,138
    01/01/2011 to 12/31/2011               $11.84           $12.45            765,549
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
    01/01/2009 to 12/31/2009                $6.01            $7.74            295,250
    01/01/2010 to 12/31/2010                $7.74            $9.24          1,046,739
    01/01/2011 to 12/31/2011                $9.24            $9.58            481,308
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2002 to 12/31/2002                   --            $7.93            292,396
    01/01/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005               $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007               $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008               $16.85            $9.28            649,001
    01/01/2009 to 12/31/2009                $9.28           $12.07          1,184,717
    01/01/2010 to 12/31/2010               $12.07           $12.19            852,300
    01/01/2011 to 12/31/2011               $12.19           $10.92            333,570
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2002 to 12/31/2002                   --            $8.85            221,377
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
    01/01/2009 to 12/31/2009                $5.57            $6.30          1,432,294
    01/01/2010 to 12/31/2010                $6.30            $6.87          1,397,974
    01/01/2011 to 12/31/2011                $6.87            $5.82          1,034,776

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2002 to 12/31/2002               --            $7.94            388,508
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
    01/01/2009 to 12/31/2009            $7.78            $9.14          1,148,607
    01/01/2010 to 12/31/2010            $9.14            $9.25            875,030
    01/01/2011 to 12/31/2011            $9.25           $10.01            924,616
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2002 to 12/31/2002               --            $7.93             12,642
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
    01/01/2009 to 12/31/2009            $7.93            $9.68            634,240
    01/01/2010 to 12/31/2010            $9.68           $11.78            641,229
    01/01/2011 to 12/31/2011           $11.78           $11.38            404,533
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
    01/01/2009 to 12/31/2009           $11.08           $19.31            507,210
    01/01/2010 to 12/31/2010           $19.31           $25.70            455,035
    01/01/2011 to 12/31/2011           $25.70           $23.53             92,624
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2002 to 12/31/2002               --            $7.24             65,845
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
    01/01/2009 to 12/31/2009            $7.47            $8.11            519,793
    01/01/2010 to 12/31/2010            $8.11            $7.45            414,005
    01/01/2011 to 12/31/2011            $7.45            $5.97            292,468
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2004 to 12/31/2004               --           $10.37             72,725
    01/01/2005 to 12/31/2005           $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006           $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007           $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008           $11.62            $7.37          1,340,839
    01/01/2009 to 12/31/2009            $7.37            $9.40          1,530,601
    01/01/2010 to 12/31/2010            $9.40           $10.47          1,282,022
    01/01/2011 to 12/31/2011           $10.47           $10.62          1,146,789

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37            159,605
    01/01/2005 to 12/31/2005           $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006           $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007           $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008           $12.08            $7.07          1,514,949
    01/01/2009 to 12/31/2009            $7.07            $8.31          1,108,254
    01/01/2010 to 12/31/2010            $8.31            $9.22          1,501,797
    01/01/2011 to 12/31/2011            $9.22            $8.96          1,122,050
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
    01/01/2009 to 12/31/2009            $7.83           $10.65          1,903,627
    01/01/2010 to 12/31/2010           $10.65           $13.45          2,021,397
    01/01/2011 to 12/31/2011           $13.45           $12.85          1,040,542
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
    01/01/2009 to 12/31/2009            $8.58           $11.05          1,398,727
    01/01/2010 to 12/31/2010           $11.05           $13.09            908,539
    01/01/2011 to 12/31/2011           $13.09           $12.37            727,867
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
    01/01/2009 to 12/31/2009            $6.65            $9.94          1,813,909
    01/01/2010 to 12/31/2010            $9.94           $11.56          1,576,633
    01/01/2011 to 12/31/2011           $11.56           $11.54            909,044
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2002 to 12/31/2002               --            $8.71            299,833
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
    01/01/2009 to 12/31/2009           $16.50           $18.75          1,326,030
    01/01/2010 to 12/31/2010           $18.75           $21.71          1,296,969
    01/01/2011 to 12/31/2011           $21.71           $21.83            829,408

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2002 to 12/31/2002                   --            $8.56            136,559
    01/01/2003 to 12/31/2003                $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004                $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005                $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006                $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007                $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008                $8.33            $6.60            588,925
    01/01/2009 to 12/31/2009                $6.60            $7.58            521,245
    01/01/2010 to 12/31/2010                $7.58            $7.49            268,122
    01/01/2011 to 12/31/2011                $7.49            $8.56            862,925
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2002 to 12/31/2002                   --            $9.70          1,175,651
    01/01/2003 to 12/31/2003                $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004               $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005               $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006               $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007               $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008               $18.60           $12.66          2,709,868
    01/01/2009 to 12/31/2009               $12.66           $16.86          2,850,817
    01/01/2010 to 12/31/2010               $16.86           $22.04          2,921,018
    01/01/2011 to 12/31/2011               $22.04           $17.51          2,103,701
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2002 to 12/31/2002                   --            $9.86            441,318
    01/01/2003 to 12/31/2003                $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004               $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005               $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006               $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007               $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008               $17.47           $10.09            587,638
    01/01/2009 to 12/31/2009               $10.09           $12.69            557,087
    01/01/2010 to 12/31/2010               $12.69           $15.57            509,622
    01/01/2011 to 12/31/2011               $15.57           $16.04            345,408
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2002 to 12/31/2002                   --            $8.02            165,792
    01/01/2003 to 12/31/2003                $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                $6.06            $3.70          2,315,493
    01/01/2009 to 12/31/2009                $3.70            $4.81          3,128,225
    01/01/2010 to 12/31/2010                $4.81            $3.97          4,679,376
    01/01/2011 to 12/31/2011                $3.97            $2.44          2,645,539

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
    01/01/2009 to 12/31/2009            $3.63            $5.86            794,698
    01/01/2010 to 12/31/2010            $5.86            $6.47            188,040
    01/01/2011 to 12/31/2011            $6.47            $6.12            125,111
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004               --            $9.70             39,360
    01/01/2005 to 12/31/2005            $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006            $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007            $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008            $7.82           $10.14            177,441
    01/01/2009 to 12/31/2009           $10.14            $6.44            364,588
    01/01/2010 to 12/31/2010            $6.44            $4.70            280,837
    01/01/2011 to 12/31/2011            $4.70            $4.24            232,550
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
    01/01/2009 to 12/31/2009            $7.23            $4.22            898,026
    01/01/2010 to 12/31/2010            $4.22            $3.27            782,589
    01/01/2011 to 12/31/2011            $3.27            $2.88          1,249,273
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.54            136,809
    01/01/2005 to 12/31/2005            $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006            $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007            $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008            $8.12            $9.92            233,809
    01/01/2009 to 12/31/2009            $9.92            $6.59            463,501
    01/01/2010 to 12/31/2010            $6.59            $4.61            355,244
    01/01/2011 to 12/31/2011            $4.61            $4.12            702,306
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.69            772,260
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
    01/01/2009 to 12/31/2009            $8.99           $11.15          1,476,283
    01/01/2010 to 12/31/2010           $11.15           $13.79          1,733,790
    01/01/2011 to 12/31/2011           $13.79           $13.73          1,437,215

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
    01/01/2009 to 12/31/2009            $8.15            $9.65            610,084
    01/01/2010 to 12/31/2010            $9.65           $11.59            743,101
    01/01/2011 to 12/31/2011           $11.59           $10.94            752,713
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
    01/01/2009 to 12/31/2009            $5.53            $8.78          1,361,950
    01/01/2010 to 12/31/2010            $8.78            $9.56            652,534
    01/01/2011 to 12/31/2011            $9.56            $9.27            719,037
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
    01/01/2009 to 12/31/2009            $6.83            $7.21            472,593
    01/01/2010 to 12/31/2010            $7.21            $8.20            847,216
    01/01/2011 to 12/31/2011            $8.20            $8.22            476,200
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2002 to 12/31/2002               --           $11.56          2,486,854
    01/01/2003 to 12/31/2003           $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004           $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005           $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006           $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007           $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008           $12.85           $18.92          2,696,273
    01/01/2009 to 12/31/2009           $18.92           $12.54          1,333,606
    01/01/2010 to 12/31/2010           $12.54           $13.58          1,042,250
    01/01/2011 to 12/31/2011           $13.58           $19.17          1,145,039

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
    01/01/2009 to 12/31/2009            $4.57            $6.50          1,590,074
    01/01/2010 to 12/31/2010            $6.50            $7.81            914,644
    01/01/2011 to 12/31/2011            $7.81            $7.31            689,374
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
    01/01/2009 to 12/31/2009            $5.04            $8.23          1,356,598
    01/01/2010 to 12/31/2010            $8.23           $12.11          1,530,577
    01/01/2011 to 12/31/2011           $12.11           $10.28            591,778
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
    01/01/2009 to 12/31/2009            $2.61            $5.63          1,661,197
    01/01/2010 to 12/31/2010            $5.63            $7.48          1,359,439
    01/01/2011 to 12/31/2011            $7.48            $7.27          1,795,997
---------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2002 to 12/31/2002               --            $6.14            212,085
    01/01/2003 to 12/31/2003            $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004           $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005           $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006           $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007           $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008           $16.11            $5.36          2,519,397
    01/01/2009 to 12/31/2009            $5.36            $7.39            747,146
    01/01/2010 to 12/31/2010            $7.39           $10.79            930,703
    01/01/2011 to 12/31/2011           $10.79            $8.61            508,081

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2002 to 12/31/2002                            --            $7.83            521,419
    01/01/2003 to 12/31/2003                         $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004                         $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005                        $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006                        $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007                        $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008                        $16.52           $11.26          1,279,942
    01/01/2009 to 12/31/2009                        $11.26           $12.27            940,314
    01/01/2010 to 12/31/2010                        $12.27           $12.78            893,746
    01/01/2011 to 12/31/2011                        $12.78           $14.77          1,349,692
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            269,671
    01/01/2005 to 12/31/2005                        $10.53           $12.05            672,243
    01/01/2006 to 12/31/2006                        $12.05           $14.35            742,865
    01/01/2007 to 12/31/2007                        $14.35           $16.87            828,104
    01/01/2008 to 12/31/2008                        $16.87            $8.25            357,600
    01/01/2009 to 12/31/2009                         $8.25           $11.12            408,047
    01/01/2010 to 12/31/2010                        $11.12           $12.47            346,910
    01/01/2011 to 12/31/2011                        $12.47           $10.44            327,254
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.75            173,851
    01/01/2005 to 12/31/2005                        $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                        $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                        $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                        $11.42            $8.09            259,188
    01/01/2009 to 12/31/2009                         $8.09            $9.05            240,776
    01/01/2010 to 12/31/2010                         $9.05           $10.62            226,552
    01/01/2011 to 12/31/2011                        $10.62           $11.34            243,395
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                        $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                        $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                        $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                        $14.10            $7.65          1,345,285
    01/01/2009 to 12/31/2009                         $7.65            $8.51            861,853
    01/01/2010 to 12/31/2010                         $8.51            $9.96            654,754
    01/01/2011 to 12/31/2011                         $9.96            $9.64            581,345
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.48            155,695
    01/01/2005 to 12/31/2005                        $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                         $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                        $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                        $12.20            $8.58            249,670
    01/01/2009 to 12/31/2009                         $8.58            $9.61            136,907
    01/01/2010 to 12/31/2010                         $9.61           $11.04            221,649
    01/01/2011 to 12/31/2011                        $11.04           $11.69            189,624

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                                          $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                                         $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                                         $11.28            $6.59          1,374,063
    01/01/2009 to 12/31/2009                                          $6.59            $7.40            996,116
    01/01/2010 to 12/31/2010                                          $7.40            $8.48            902,956
    01/01/2011 to 12/31/2011                                          $8.48            $8.84          1,077,472
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $12.59            389,792
    01/01/2005 to 12/31/2005                                         $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                                         $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                                         $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                                         $17.43            $7.74          1,027,401
    01/01/2009 to 12/31/2009                                          $7.74            $8.16            663,617
    01/01/2010 to 12/31/2010                                          $8.16           $10.47            604,695
    01/01/2011 to 12/31/2011                                         $10.47            $7.75            467,540
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2002 to 12/31/2002                                             --            $8.25            196,720
    01/01/2003 to 12/31/2003                                          $8.25           $10.23            314,757
    01/01/2004 to 12/31/2004                                         $10.23           $11.18            590,808
    01/01/2005 to 12/31/2005                                         $11.18           $11.59            534,648
    01/01/2006 to 12/31/2006                                         $11.59           $13.51            582,613
    01/01/2007 to 12/31/2007                                         $13.51           $13.66            497,287
    01/01/2008 to 12/31/2008                                         $13.66            $8.53            312,113
    01/01/2009 to 12/31/2009                                          $8.53            $9.81            287,896
    01/01/2010 to 07/16/2010                                          $9.81            $9.43                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $9.43           $10.98            306,415
    01/01/2011 to 12/31/2011                                         $10.98           $10.57            290,158
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.25            617,813
    01/01/2011 to 12/31/2011                                         $12.25           $11.52            383,450



 *  Denotes the start date of these sub-accounts

                                     ASL II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.33            33,933
    01/01/2010 to 12/31/2010                              $12.33           $13.59            52,061
    01/01/2011 to 12/31/2011                              $13.59           $13.19            26,435
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.08                 0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                               $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                               $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                              $10.36           $11.41           300,079
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                               $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                               $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                              $10.27           $11.55                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                               $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                               $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                               $9.96           $11.46             5,989

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                                 $10.87           $12.68           479,189
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                $10.00           $11.87           148,179
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                                 $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                                 $13.44           $12.71            48,818
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.05           $12.26             8,395
    01/01/2010 to 12/31/2010                                 $12.26           $13.59            20,779
    01/01/2011 to 12/31/2011                                 $13.59           $12.86             9,445
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $11.86            24,557
    01/01/2010 to 12/31/2010                                 $11.86           $12.87            39,827
    01/01/2011 to 12/31/2011                                 $12.87           $12.25            16,831
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                                 $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                                 $17.98           $18.59             1,055
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                                 $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                                 $16.57           $13.96             5,255
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.03           $11.89             9,882
    01/01/2010 to 12/31/2010                                 $11.89           $13.06            11,383
    01/01/2011 to 12/31/2011                                 $13.06           $12.35             6,047
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01           $12.21            40,030
    01/01/2010 to 12/31/2010                                 $12.21           $13.54            69,693
    01/01/2011 to 12/31/2011                                 $13.54           $12.93            27,636
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.07            33,032
    01/01/2010 to 12/31/2010                                 $12.07           $13.93            76,341
    01/01/2011 to 12/31/2011                                 $13.93           $12.67            31,690
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.86           $13.84             5,212
    01/01/2010 to 12/31/2010                                 $13.84           $16.13             5,671
    01/01/2011 to 12/31/2011                                 $16.13           $14.85             2,697
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.05           $12.75             5,300
    01/01/2010 to 12/31/2010                                 $12.75           $13.64             5,682
    01/01/2011 to 12/31/2011                                 $13.64           $12.70               564
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME
 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                 $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                 $13.27           $12.15             2,054

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                               $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                               $15.56           $14.64             5,719
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.95           $12.67            11,393
    01/01/2010 to 12/31/2010                               $12.67           $15.58            11,365
    01/01/2011 to 12/31/2011                               $15.58           $15.30             2,764
-----------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02           $12.43             5,092
    01/01/2010 to 12/31/2010                               $12.43           $13.68            10,081
    01/01/2011 to 12/31/2011                               $13.68           $13.68             2,509
-----------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.04           $12.17            20,236
    01/01/2010 to 12/31/2010                               $12.17           $13.42            32,414
    01/01/2011 to 12/31/2011                               $13.42           $12.94            14,505
-----------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02           $11.78             8,173
    01/01/2010 to 12/31/2010                               $11.78           $12.74            48,976
    01/01/2011 to 12/31/2011                               $12.74           $12.29            29,103
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                               $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                               $14.63           $12.35             3,255
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                               $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                               $14.02           $11.88             1,271
-----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08           $11.59            20,757
    01/01/2010 to 12/31/2010                               $11.59           $12.06            27,863
    01/01/2011 to 12/31/2011                               $12.06           $11.72            14,468
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.08           $10.27                 0
    01/01/2010 to 12/31/2010                               $10.27           $11.09               692
    01/01/2011 to 12/31/2011                               $11.09           $10.82               502
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                              $10.14           $10.28                 0
    01/01/2010 to 12/31/2010                               $10.28           $11.34               916
    01/01/2011 to 12/31/2011                               $11.34           $10.34               252
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                               $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                               $14.02           $12.35             3,646
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.06           $12.65               573
    01/01/2010 to 12/31/2010                               $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                               $13.88           $12.89             2,571
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                               $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                               $13.20           $14.10             3,371

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                              $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                              $14.66           $14.09             6,178
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.07           $13.28             9,929
    01/01/2010 to 12/31/2010                              $13.28           $14.42             7,763
    01/01/2011 to 12/31/2011                              $14.42           $13.54             3,117
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                              $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                              $13.20           $12.72             5,650
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                              $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                              $15.75           $14.74             4,926
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                               $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                               $9.50            $9.22            22,753
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                              $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                              $16.31           $15.42               751
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.05                 0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                              $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                              $15.32           $15.10             3,661
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                              $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                              $13.98           $15.60                 0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.05           $14.70               544
    01/01/2010 to 12/31/2010                              $14.70           $17.42             8,655
    01/01/2011 to 12/31/2011                              $17.42           $13.47             3,004
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                              $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                              $10.49           $10.40             3,150
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                              $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                              $11.46           $11.47            92,726
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                              $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                              $12.36           $12.10            76,596
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.02           $10.05               193

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.08           $12.72                56
    01/01/2010 to 12/31/2010                                 $12.72           $14.19               312
    01/01/2011 to 12/31/2011                                 $14.19           $14.23               118
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $10.00            $8.81                 0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.08           $12.30            20,952
    01/01/2010 to 12/31/2010                                 $12.30           $13.34            37,585
    01/01/2011 to 12/31/2011                                 $13.34           $12.49            18,344
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                 $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                 $17.25           $16.57             1,545
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                 $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                 $15.70           $14.31             2,394
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $12.06            43,885
    01/01/2010 to 12/31/2010                                 $12.06           $13.05            45,724
    01/01/2011 to 12/31/2011                                 $13.05           $12.90            20,735
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                 $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                 $14.07           $13.42             1,337
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                 $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                 $11.31           $11.42             8,552
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                 $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                 $14.68           $13.99             4,943
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.30           $13.66            22,188
    01/01/2010 to 12/31/2010                                 $13.66           $15.96            33,585
    01/01/2011 to 12/31/2011                                 $15.96           $13.16            12,364
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $12.68            35,658
    01/01/2010 to 12/31/2010                                 $12.68           $14.09            29,905
    01/01/2011 to 12/31/2011                                 $14.09           $13.19             9,998
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                 $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                 $11.17           $11.48             2,004
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                 $10.04           $12.55                 0
    01/01/2010 to 07/16/2010                                 $12.55           $12.19                 0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                 $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                 $12.65           $11.93                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                  $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                 $12.76           $11.82                 0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $13.19                 0
    01/01/2010 to 12/31/2010                                 $13.19           $15.21               400
    01/01/2011 to 12/31/2011                                 $15.21           $13.14               113
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $10.07           $12.74            43,424
    01/01/2010 to 12/31/2010                                 $12.74           $13.62           109,519
    01/01/2011 to 12/31/2011                                 $13.62           $12.98            50,893
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $14.39               685
    01/01/2010 to 12/31/2010                                 $14.39           $15.31             1,333
    01/01/2011 to 12/31/2011                                 $15.31           $13.73               657
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
    04/29/2011* to 12/31/2011                                $10.03            $8.09               380
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND
    04/29/2011* to 12/31/2011                                 $9.99            $9.03               981
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
    05/01/2009 to 12/31/2009                                 $10.04           $13.06               637
    01/01/2010 to 12/31/2010                                 $13.06           $15.68               576
    01/01/2011 to 04/29/2011                                 $15.68           $17.38                 0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
    05/01/2009 to 12/31/2009                                 $10.00           $13.90             2,477
    01/01/2010 to 12/31/2010                                 $13.90           $14.86             1,798
    01/01/2011 to 04/29/2011                                 $14.86           $15.61                 0
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
    05/01/2009 to 12/31/2009                                  $9.95           $12.67               410
    01/01/2010 to 12/31/2010                                 $12.67           $12.93             1,135
    01/01/2011 to 12/31/2011                                 $12.93           $13.03               509
-------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                 $10.12           $14.41             3,106
    01/01/2010 to 12/31/2010                                 $14.41           $16.23             2,867
    01/01/2011 to 12/31/2011                                 $16.23           $12.21               701
-------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                 $10.20           $13.92                 0
    01/01/2010 to 12/31/2010                                 $13.92           $15.37                 0
    01/01/2011 to 12/31/2011                                 $15.37           $10.88                 0
-------------------------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                                  $9.77           $12.43                 0
    01/01/2010 to 12/31/2010                                 $12.43           $13.05                 0
    01/01/2011 to 12/31/2011                                 $13.05            $9.27                 0
-------------------------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                                 $10.15           $14.20               347
    01/01/2010 to 12/31/2010                                 $14.20           $17.86               463
    01/01/2011 to 12/31/2011                                 $17.86           $14.52                 0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                $9.94            $7.28            1,686
    01/01/2010 to 12/31/2010                $7.28            $5.80            7,621
    01/01/2011 to 12/31/2011                $5.80            $5.13            1,565
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009               $10.05           $12.58                0
    01/01/2010 to 12/31/2010               $12.58           $13.74                0
    01/01/2011 to 12/31/2011               $13.74           $13.32                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009               $10.03           $12.49                0
    01/01/2010 to 12/31/2010               $12.49           $14.21              391
    01/01/2011 to 12/31/2011               $14.21           $14.73                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                $9.95           $12.22                0
    01/01/2010 to 12/31/2010               $12.22           $14.39              399
    01/01/2011 to 12/31/2011               $14.39           $14.72                0
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009               $10.15           $13.55                0
    01/01/2010 to 12/31/2010               $13.55           $13.48                0
    01/01/2011 to 12/31/2011               $13.48           $11.91                0
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                $9.83           $12.79              834
    01/01/2010 to 12/31/2010               $12.79           $13.76              685
    01/01/2011 to 12/31/2011               $13.76           $11.50              115
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                $9.98           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $12.66                0
    01/01/2011 to 12/31/2011               $12.66           $13.52                0
-------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009               $10.11           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $15.23                0
    01/01/2011 to 12/31/2011               $15.23           $14.50                0
-------------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009               $10.22           $11.29                0
    01/01/2010 to 12/31/2010               $11.29           $10.23                0
    01/01/2011 to 12/31/2011               $10.23            $8.08                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.07           $12.56                0
    01/01/2010 to 12/31/2010               $12.56           $13.78                0
    01/01/2011 to 12/31/2011               $13.78           $13.78                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009               $10.03           $12.61            1,267
    01/01/2010 to 12/31/2010               $12.61           $13.81              699
    01/01/2011 to 12/31/2011               $13.81           $13.21               66
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                $9.99           $12.58            1,273
    01/01/2010 to 12/31/2010               $12.58           $15.66              702
    01/01/2011 to 12/31/2011               $15.66           $14.75               66
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                $9.92           $12.68                0
    01/01/2010 to 12/31/2010               $12.68           $14.81                0
    01/01/2011 to 12/31/2011               $14.81           $13.80                0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $12.96                0
    01/01/2010 to 12/31/2010               $12.96           $14.86                0
    01/01/2011 to 12/31/2011               $14.86           $14.62                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.85              404
    01/01/2010 to 12/31/2010               $11.85           $13.53              340
    01/01/2011 to 12/31/2011               $13.53           $13.42              115
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.00                0
    01/01/2010 to 12/31/2010               $13.00           $12.67                0
    01/01/2011 to 12/31/2011               $12.67           $14.26                0
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.59                0
    01/01/2010 to 12/31/2010               $13.59           $17.51                0
    01/01/2011 to 12/31/2011               $17.51           $13.72                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $13.94                0
    01/01/2010 to 12/31/2010               $13.94           $16.85               40
    01/01/2011 to 12/31/2011               $16.85           $17.11                0
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.16            2,366
    01/01/2010 to 12/31/2010               $10.16            $8.27            7,909
    01/01/2011 to 12/31/2011                $8.27            $5.01            1,557
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $9.99            $7.05                0
    01/01/2010 to 12/31/2010                $7.05            $5.39                0
    01/01/2011 to 12/31/2011                $5.39            $4.68                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.01           $12.50                0
    01/01/2010 to 12/31/2010               $12.50           $15.24               28
    01/01/2011 to 12/31/2011               $15.24           $14.96                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $9.96           $12.32            1,307
    01/01/2010 to 12/31/2010               $12.32           $14.59              721
    01/01/2011 to 12/31/2011               $14.59           $13.56               68
-------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009               $10.15           $10.95            1,469
    01/01/2010 to 12/31/2010               $10.95           $12.28              966
    01/01/2011 to 12/31/2011               $12.28           $12.13              120
-------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                $9.89            $8.85            1,341
    01/01/2010 to 12/31/2010                $8.85            $9.44              156
    01/01/2011 to 12/31/2011                $9.44           $13.14                0
-------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                $9.94           $15.92                0
    01/01/2010 to 12/31/2010               $15.92           $23.11                0
    01/01/2011 to 12/31/2011               $23.11           $19.35                0
-------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009               $10.23           $12.17              875
    01/01/2010 to 12/31/2010               $12.17           $12.50              483
    01/01/2011 to 12/31/2011               $12.50           $14.25               45

                                                                                                  Number of
                                                              Accumulation     Accumulation      Accumulation
                                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.14           $13.32               0
    01/01/2010 to 12/31/2010                                     $13.32           $14.72               0
    01/01/2011 to 12/31/2011                                     $14.72           $12.14               0
-----------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.00           $11.93               0
    01/01/2010 to 12/31/2010                                     $11.93           $13.80             316
    01/01/2011 to 12/31/2011                                     $13.80           $14.53              56
-----------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.00           $12.22               0
    01/01/2010 to 12/31/2010                                     $12.22           $14.12               0
    01/01/2011 to 12/31/2011                                     $14.12           $13.46               0
-----------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.14           $13.21               0
    01/01/2010 to 12/31/2010                                     $13.21           $14.95             449
    01/01/2011 to 12/31/2011                                     $14.95           $15.62              96
-----------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.05           $13.63               0
    01/01/2010 to 12/31/2010                                     $13.63           $15.39               0
    01/01/2011 to 12/31/2011                                     $15.39           $15.82               0
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                     $10.09           $12.19             329
    01/01/2010 to 07/16/2010                                     $12.19           $11.63               0
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                                    $11.94           $14.34               0
    01/01/2011 to 12/31/2011                                     $14.34           $12.13               0
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                    $11.63           $13.46             282
    01/01/2011 to 12/31/2011                                     $13.46           $12.77             122
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                    $11.82           $14.81               0
    01/01/2011 to 12/31/2011                                     $14.81           $13.59               0
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                     $9.59           $12.17               0
    01/01/2011 to 12/31/2011                                     $12.17           $11.28               0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth   =      Account Value of variable     minus    purchase payments -
              investment options plus Interim         proportional withdrawals
              Value of Fixed Allocations (no
                       MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth    =    $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                 =    $90,000 - [$50,000 - $10,000]
                 =    $90,000 - $40,000
                 =    $50,000


                            Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                            =                            $50,000 * 0.40
                                                            =                            $20,000
                            Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                            =                            $110,000

 EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                              =    $90,000 - $18,000
                              =    $72,000

 Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                              =    max [$80,000, $40,000]
                              =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 EXAMPLE WITH WITHDRAWALS
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

               APPENDIX C - PLUS40 OPTIONAL LIFE INSURANCE RIDER

 PRUDENTIAL ANNUITIES' PLUS40 OPTIONAL LIFE INSURANCE RIDER WAS OFFERED, IN THOSE STATES WHERE APPROVED, BETWEEN NOVEMBER 18, 2002 FOR ASAP III,
 JANUARY 17, 2002 FOR ASL II AND APEX II, AND JANUARY 23, 2002 FOR XT6 AND MAY 1, 2003. THE DESCRIPTION BELOW OF THE PLUS40 BENEFIT APPLIES TO THOSE CONTRACT OWNERS WHO PURCHASED AN ANNUITY DURING THAT TIME PERIOD AND ELECTED THE PLUS40 BENEFIT.

 THE LIFE INSURANCE COVERAGE PROVIDED UNDER THE PLUS40 OPTIONAL LIFE INSURANCE RIDER ("PLUS40 RIDER" OR THE "RIDER") IS SUPPORTED BY PRUDENTIAL ANNUITIES' GENERAL ACCOUNT AND IS NOT SUBJECT TO, OR REGISTERED AS A SECURITY UNDER, EITHER THE SECURITIES ACT OF 1933 OR THE INVESTMENT COMPANY ACT OF 1940. INFORMATION ABOUT THE PLUS40 RIDER IS INCLUDED AS AN APPENDIX TO THIS PROSPECTUS TO HELP YOU UNDERSTAND THE RIDER AND THE RELATIONSHIP BETWEEN THE RIDER AND THE VALUE OF YOUR ANNUITY. IT IS ALSO INCLUDED BECAUSE YOU CAN ELECT TO PAY FOR THE RIDER WITH TAXABLE WITHDRAWALS FROM YOUR ANNUITY. THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THIS INFORMATION. HOWEVER, THE INFORMATION MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

 THE INCOME TAX-FREE LIFE INSURANCE PAYABLE TO YOUR BENEFICIARY(IES) UNDER THE PLUS40 RIDER IS EQUAL TO 40% OF THE ACCOUNT VALUE OF YOUR ANNUITY AS OF THE DATE WE RECEIVE DUE PROOF OF DEATH, SUBJECT TO CERTAIN ADJUSTMENTS, RESTRICTIONS AND LIMITATIONS DESCRIBED BELOW.

 ELIGIBILITY
 The Plus40 rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40 rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under
 Section 401 of the Internal Revenue Code ("Code").

  ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
   . If you die during the first 24 months following the effective date of the Plus40 rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 rider if you die within 24 months of its effective date.

   . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on those purchase payments as an additional amount included in the death benefit under the Rider.

   . If we apply Credits to your Annuity based on purchase payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40 rider. However, if Credits were applied to purchase payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

   . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

   . If charges for the Plus40 rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

   . If the age of any person covered under the Plus40 rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

   . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th/ birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40 rider is subject to a Maximum Death Benefit Amount based on the purchase payments applied to your Annuity. The Plus40 rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 rider or similar life insurance coverage.

   . The Maximum Death Benefit Amount is 100% of the purchase payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If purchase payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such purchase payments.

   . The Per Life Maximum Benefit applies to purchase payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make purchase payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 riders, or similar riders issued by us, based on the combined amount of purchase payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of purchase payments that you may apply to your Annuity.

 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

 CHARGES FOR THE PLUS40 RIDER
 The Plus40 rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        PERCENTAGE OF
                          ATTAINED AGE  ACCOUNT VALUE
                          ----------------------------
                           Age 40-75        .80%
                          ----------------------------
                           Age 76-80       1.60%
                          ----------------------------
                           Age 81-85       3.20%
                          ----------------------------
                           Age 86-90       4.80%
                          ----------------------------
                            Age 91         6.50%
                          ----------------------------
                            Age 92         7.50%
                          ----------------------------
                            Age 93         8.50%
                          ----------------------------
                            Age 94         9.50%
                          ----------------------------
                            Age 95         10.50%
                          ----------------------------

 The charge for the Plus40 rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

   . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

   . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40 rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40 rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40 rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40 rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

        APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM

 PROGRAM RULES
   . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . ADDITIONAL PURCHASE PAYMENTS: Unless otherwise requested, any additional purchase payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional purchase payments outside of your model portfolio but into a Sub-account will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . REBALANCING YOUR MODEL PORTFOLIO: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . SUB-ACCOUNT CHANGES WITHIN THE MODEL PORTFOLIOS: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

   . OWNER CHANGES IN CHOICE OF MODEL PORTFOLIO: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
           BENEFITS (THIS APPLIES SOLELY TO APEX II, ASL II AND XT6)

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
    PLUS
 2. 50% of the "DEATH BENEFIT AMOUNT" less purchase payments reduced by proportional withdrawals.

 "DEATH BENEFIT AMOUNT" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than purchase payments minus proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

      The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 50% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT.

 NOTE: YOU MAY NOT ELECT THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IF YOU HAVE ELECTED ANY OTHER OPTIONAL DEATH BENEFIT.

 GUARANTEED MINIMUM DEATH BENEFIT
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 KEY TERMS USED WITH THE GUARANTEED MINIMUM DEATH BENEFIT

   . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all purchase payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
   . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by purchase payments increasing at the appropriate interest rate by 20%.

 CALCULATION OF GUARANTEED MINIMUM DEATH BENEFIT
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all purchase payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all purchase payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 ADDITIONAL CALCULATIONS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 EXAMPLE WITH MARKET INCREASE
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

           Purchase payments               =           $50,000
           Account Value                   =           $75,000
           Basic Death Benefit             =           $75,000
           Death Benefit Amount            =           $75,000 - $50,000 = $25,000

           Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                           =           $75,000 + $12,500 = $87,500

 EXAMPLES WITH MARKET DECLINE
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

              Purchase payments                =             $50,000
              Account Value                    =             $40,000
              Basic Death Benefit              =             $50,000
              Death Benefit Amount             =             $50,000 - $50,000 = $0

              Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                               =             $50,000 + $0 = $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT CALCULATION
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 EXAMPLE OF MARKET INCREASE
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior purchase payments increased by 5.0% annually ($73,872.77).

 EXAMPLE OF MARKET DECREASE
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior purchase payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 EXAMPLE OF MARKET INCREASE FOLLOWED BY DECREASE
 Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior purchase payments increased by 5.0% annually ($73,872.77).

       APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on factors such as the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your Annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the Annuity. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the
    Annuity;
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity, and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your Annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the Annuity; and
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the Annuity. Therefore you should carefully consider which features you plan to use when selecting your Annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the account value and Surrender Value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your Annuities can grow or decrease depending on market conditions and the comparable value of each of the Annuities (which reflects the charges associated with the Annuities) under the assumptions noted.

 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, XT6 has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is the same as the Insurance charge of APEX II and ASL II (in Annuity Years 1-10). However, XT6 offers purchase credits that the other Annuities do not. ASAP III has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. APEX II has the same Insurance charge as ASL II and as the Insurance charge/Distribution charge of XT6 (in Annuity Years 1-10), and offers the shortest CDSC period among the three Annuities that have a CDSC. APEX II also offers greater access to Profund VP portfolios than the other Annuities. ASL II does not have any CDSC, but offers neither a purchase credit (like XT6) nor a loyalty credit (like ASAP III and APEX II). As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.

 PRUDENTIAL ANNUITIES' ANNUITY PRODUCT COMPARISON. Below is a summary of Prudential Annuities' annuity products sold through this prospectus. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for you, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. NOTE THAT NOT ALL OF THE OPTIONAL BENEFITS LISTED ARE CURRENTLY OFFERED.

                                      ASL II                      APEX II                     ASAP III
------------------------------------------------------------------------------------------------------------------
Minimum Investment          $15,000                     $10,000                      $1,000
------------------------------------------------------------------------------------------------------------------
Maximum Issue Age           85                          85                           80
------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales   None                        4 Years                      8 Years
 Charge Schedule                                        (8.5%, 8%, 7%, 6%)           (7.5%, 7%, 6.5%, 6%, 5%,
                                                                                     4%, 3%, 2%)


------------------------------------------------------------------------------------------------------------------
Insurance and Distribution  1.65%                       1.65%                        1.25% years 1-8;
 Charge                                                                              0.65% years 9+
------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee      Lesser of $35 or 2% of      Lesser of $35 or 2% of       Lesser of $35 or 2% of
                            Account Value (if Account   Account Value (if Account    Account Value (if Account
                            Value is less than          Value is less than           Value is less than
                            $100,000)                   $100,000)                    $100,000)
------------------------------------------------------------------------------------------------------------------
Contract Credit             No                          Yes. Generally, we apply a   Yes. Generally, we apply a
                                                        Loyalty Credit to your       Loyalty Credit to your
                                                        Annuity's Account Value      Annuity's Account Value
                                                        at the end of your fifth     at the end of your fifth
                                                        Annuity year (i.e., on your  Annuity year (i.e., on your
                                                        fifth Contract               fifth Annuity Anniversary).
                                                        Anniversary). The Loyalty    The Loyalty Credit is equal
                                                        Credit is equal to 2.75% of  to 0.50% of total purchase
                                                        total purchase payments      payments made during the
                                                        made during the first four   first four Annuity years
                                                        Annuity years less the       less the cumulative amount
                                                        cumulative amount of         of withdrawals made
                                                        withdrawals made             (including the deduction of
                                                        (including the deduction of  any CDSC amounts)
                                                        any CDSC amounts)            through the fifth Annuity
                                                        through the fifth Annuity    Anniversary. (Above
                                                        Anniversary. (Above          figures applicable to new
                                                        figures applicable to new    issues).
                                                        issues).
------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early     Fixed Allocation Available  Fixed Allocation Available   Fixed Allocation Available
 withdrawals are subject    (currently offering         (currently offering          (currently offering
 to a Market Value          durations of: 1,2,3,5,7,10  durations of: 1,2,3,5,7,10   durations of: 1,2,3,5,7,10
 Adjustment)                years)                      years)                       years)
------------------------------------------------------------------------------------------------------------------
Variable Investment         See "Investment Options"    See "Investment Options"     See "Investment Options"
 Options                    section of Prospectus. Not  section of Prospectus. Not   section of Prospectus. Not
                            all options available with  all options available with   all options available with
                            certain optional benefits.  certain optional benefits.   certain optional benefits.
------------------------------------------------------------------------------------------------------------------
Basic Death Benefit         If issued on or after       The greater of: purchase     The greater of: purchase
                            July 21, 2008: The greater  payments less proportional   payments less proportional
                            of: purchase payments less  withdrawals or account       withdrawals or account
                            proportional withdrawals    value (no MVA Applied).      value (no MVA Applied).
                            or account value (no MVA
                            Applied).


------------------------------------------------------------------------------------------------------------------
Optional Death Benefits     Enhanced Beneficiary        EBP II,                      EBP II,
 (for an additional cost)   Protection (EBPII),         HDV,                         HDV,
                            Highest Daily Value         HAV,                         HAV,
                            (HDV),                      Combo 5% Roll-up/HAV         Combo 5% Roll-up/HAV
                            Highest Anniversary
                            Value (HAV),
                            Combo 5% Roll Up/HAV
------------------------------------------------------------------------------------------------------------------

                                  XTra Credit SIX
---------------------------------------------------------
Minimum Investment          $10,000
---------------------------------------------------------
Maximum Issue Age           75
---------------------------------------------------------
Contingent Deferred Sales   10 Years
 Charge Schedule            (9%, 9%, 8%, 7%, 6%,
                            5%, 4%, 3%, 2%, 1%) (for
                            Annuities issued after
                            11/20/06)
---------------------------------------------------------
Insurance and Distribution  1.65% years 1-10;
 Charge                     0.65% years 11+
---------------------------------------------------------
Annual Maintenance Fee      Lesser of $35 or 2% of
                            Account Value


---------------------------------------------------------
Contract Credit             Yes. The amount of the
                            credit applied to a Purchase
                            Payment is based on the
                            year the Purchase Payment
                            is received, for the first 6
                            years of the contract as
                            follows: the credit
                            percentages for each year,
                            starting with the first, are
                            6.50%, 5.00%, 4.00%,
                            3.00%, 2.00%, and 1.00%.
                            Recaptured in certain
                            circumstances. (Above
                            figures applicable to new
                            issues).




---------------------------------------------------------
Fixed Allocation (early     Fixed Allocation Available
 withdrawals are subject    (currently offering
 to a Market Value          durations of: 1,2,3,5,7,10
 Adjustment)                years)
---------------------------------------------------------
Variable Investment         See "Investment Options"
 Options                    section of Prospectus. Not
                            all options available with
                            certain optional benefits.
---------------------------------------------------------
Basic Death Benefit         The greater of: purchase
                            payments less proportional
                            withdrawals or account
                            value (no MVA Applied)
                            less an amount equal to the
                            credits applied within the
                            12 months prior to date of
                            death.
---------------------------------------------------------
Optional Death Benefits     EBP II,
 (for an additional cost)   HDV,
                            HAV,
                            Combo 5% Roll-up/HAV



---------------------------------------------------------

                                  ASL II                     APEX II                   ASAP III
---------------------------------------------------------------------------------------------------------
Living Benefits (for an  GRO/ GRO Plus,             GRO/ GRO Plus,             GRO/ GRO Plus,
 additional cost)        HD GRO,                    HD GRO,                    HD GRO,
                         Guaranteed Minimum         GMWB,                      GMWB,
                         Withdrawal Benefit         GMIB, Lifetime Five,       GMIB,
                         (GMWB),                    Spousal Lifetime Five,     Lifetime Five,
                         Guaranteed Minimum         Highest Daily Lifetime     Spousal Lifetime Five,
                         Income Benefit (GMIB),     Five,                      Highest Daily Lifetime
                         Lifetime Five, Spousal     Highest Daily Lifetime     Five, Highest Daily
                         Lifetime Five,             Seven,                     Lifetime Seven, Spousal
                         Highest Daily Lifetime     Spousal Highest Daily      Highest Daily Lifetime
                         Five,                      Lifetime Seven (including  Seven (including "Plus"
                         Highest Daily Lifetime     "Plus" versions), Highest  versions), Highest Daily
                         Seven,                     Daily Lifetime 6 Plus,     Lifetime 6 Plus, Spousal
                         Spousal Highest Daily      Spousal Highest Daily      Highest Daily Lifetime 6
                         Lifetime Seven (including  Lifetime 6 plus            Plus
                         "Plus" versions, Highest
                         Daily Lifetime 6 Plus,
                         Spousal Highest Daily
                         Lifetime 6 Plus
---------------------------------------------------------------------------------------------------------
Annuity Rewards          Not Available              Available after initial    Available after initial
                                                    CDSC period                CDSC period
---------------------------------------------------------------------------------------------------------

                             XTra Credit SIX
--------------------------------------------------
Living Benefits (for an  GRO/ GRO Plus,
 additional cost)        HD GRO,
                         GMWB,
                         GMIB,
                         Lifetime Five,
                         Spousal Lifetime Five,
                         Highest Daily Lifetime
                         Five,
                         Highest Daily Lifetime
                         Seven, Spousal Highest
                         Daily Lifetime Seven,
                         (including "Plus"
                         versions) Highest Daily
                         Lifetime 6 Plus, Spousal
                         Highest Daily Lifetime 6
                         Plus



--------------------------------------------------
Annuity Rewards          Available after initial
                         CDSC period
--------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6% and 10% respectively.

   .   No subsequent deposits or withdrawals are made from the Annuity.
   . The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

   . 1.16% (for ASL II, ASAP III, and XT6) and 1.40% for APEX II. based on the fees and expenses of the underlying portfolios as of December 31, 2011. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

   . The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
   . The Account Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, APEX II, and ASAP III, the Account Value and Surrender Value also reflect the addition of any applicable credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).


             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   APEX II                 APEX II                 APEX II
             ------------------------------------------------------------------------
             Net rate return of      Net rate of return      Net rate of return
             All years    -3.03%     All years     2.79%     All years      6.67%
             ------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   96,981      88,481      102,784      94,284     106,652       98,152
        -----------------------------------------------------------------------------
          2   94,012      86,012      105,653      97,653     113,766      105,766
        -----------------------------------------------------------------------------
          3   91,132      84,132      108,602     101,602     121,354      114,354
        -----------------------------------------------------------------------------
          4   88,340      82,340      111,634     105,634     129,449      123,449
        -----------------------------------------------------------------------------
          5   85,632      85,632      114,750     114,750     138,084      138,084
        -----------------------------------------------------------------------------
          6   85,673      85,673      120,780     120,780     150,228      150,228
        -----------------------------------------------------------------------------
          7   83,046      83,046      124,151     124,151     160,248      160,248
        -----------------------------------------------------------------------------
          8   80,498      80,498      127,617     127,617     170,938      170,938
        -----------------------------------------------------------------------------
          9   78,028      78,028      131,179     131,179     182,340      182,340
        -----------------------------------------------------------------------------
         10   75,632      75,632      134,841     134,841     194,503      194,503
        -----------------------------------------------------------------------------
         11   73,309      73,309      138,605     138,605     207,477      207,477
        -----------------------------------------------------------------------------
         12   71,056      71,056      142,475     142,475     221,316      221,316
        -----------------------------------------------------------------------------
         13   68,871      68,871      146,452     146,452     236,079      236,079
        -----------------------------------------------------------------------------
         14   66,752      66,752      150,540     150,540     251,826      251,826
        -----------------------------------------------------------------------------
         15   64,698      64,698      154,742     154,742     268,624      268,624
        -----------------------------------------------------------------------------
         16   62,706      62,706      159,062     159,062     286,543      286,543
        -----------------------------------------------------------------------------
         17   60,774      60,774      163,502     163,502     305,656      305,656
        -----------------------------------------------------------------------------
         18   58,900      58,900      168,066     168,066     326,045      326,045
        -----------------------------------------------------------------------------
         19   57,083      57,083      172,758     172,758     347,793      347,793
        -----------------------------------------------------------------------------
         20   55,321      55,321      177,580     177,580     370,992      370,992
        -----------------------------------------------------------------------------
         21   53,613      53,613      182,537     182,537     395,739      395,739
        -----------------------------------------------------------------------------
         22   51,956      51,956      187,633     187,633     422,137      422,137
        -----------------------------------------------------------------------------
         23   50,350      50,350      192,871     192,871     450,295      450,295
        -----------------------------------------------------------------------------
         24   48,792      48,792      198,255     198,255     480,331      480,331
        -----------------------------------------------------------------------------
         25   47,281      47,281      203,789     203,789     512,371      512,371
        -----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.40%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before Annuity anniversary

                ------------------------------------------------------------------------
                0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                    ASAP III                ASAP III                ASAP III
                ------------------------------------------------------------------------
                Net rate of return      Net rate of return      Net rate of return
                Yrs 1-8     -2.40%      Yrs 1-8      3.46%      Yrs 1-8       7.36%
                Yrs 9+      -1.80%      Yrs 9+       4.09%      Yrs 9+        8.02%
                ------------------------------------------------------------------------
                Account    Surrender    Account    Surrender    Account     Surrender
           Year  Value       Value       Value       Value       Value        Value
           -----------------------------------------------------------------------------
             1  97,611      89,111      103,451      94,951     107,344       98,844
           -----------------------------------------------------------------------------
             2  95,239      88,239      107,031     100,031     115,250      108,250
           -----------------------------------------------------------------------------
             3  92,923      86,423      110,735     104,235     123,738      117,238
           -----------------------------------------------------------------------------
             4  90,663      84,663      114,568     108,568     132,851      126,851
           -----------------------------------------------------------------------------
             5  88,457      83,457      118,533     113,533     142,636      137,636
           -----------------------------------------------------------------------------
             6  86,792      82,792      123,152     119,152     153,677      149,677
           -----------------------------------------------------------------------------
             7  84,678      81,678      127,414     124,414     164,996      161,996
           -----------------------------------------------------------------------------
             8  82,616      80,616      131,824     129,824     177,148      175,148
           -----------------------------------------------------------------------------
             9  81,091      81,091      137,212     137,212     191,347      191,347
           -----------------------------------------------------------------------------
            10  79,595      79,595      142,823     142,823     206,688      206,688
           -----------------------------------------------------------------------------
            11  78,126      78,126      148,664     148,664     223,258      223,258
           -----------------------------------------------------------------------------
            12  76,683      76,683      154,743     154,743     241,158      241,158
           -----------------------------------------------------------------------------
            13  75,267      75,267      161,071     161,071     260,492      260,492
           -----------------------------------------------------------------------------
            14  73,876      73,876      167,658     167,658     281,376      281,376
           -----------------------------------------------------------------------------
            15  72,510      72,510      174,514     174,514     303,935      303,935
           -----------------------------------------------------------------------------
            16  71,169      71,169      181,651     181,651     328,303      328,303
           -----------------------------------------------------------------------------
            17  69,851      69,851      189,079     189,079     354,624      354,624
           -----------------------------------------------------------------------------
            18  68,558      68,558      196,812     196,812     383,055      383,055
           -----------------------------------------------------------------------------
            19  67,288      67,288      204,860     204,860     413,765      413,765
           -----------------------------------------------------------------------------
            20  66,041      66,041      213,237     213,237     446,938      446,938
           -----------------------------------------------------------------------------
            21  64,816      64,816      221,958     221,958     482,770      482,770
           -----------------------------------------------------------------------------
            22  63,613      63,613      231,034     231,034     521,476      521,476
           -----------------------------------------------------------------------------
            23  62,432      62,432      240,482     240,482     563,284      563,284
           -----------------------------------------------------------------------------
            24  61,273      61,273      250,316     250,316     608,444      608,444
           -----------------------------------------------------------------------------
            25  60,134      60,134      260,553     260,553     657,225      657,225
           -----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.16%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before Annuity anniversary

              ------------------------------------------------------------------------
              0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                Xtra Credit 6           Xtra Credit 6           Xtra Credit 6
              ------------------------------------------------------------------------
              Net rate of return      Net rate of return      Net rate of return
              Yrs 1-10     -2.79%     Yrs 1-10      3.04%     Yrs 1-10      6.93%
              Yrs 11+      -1.80%     Yrs 11+       4.09%     Yrs 11+       8.02%
              ------------------------------------------------------------------------
              Account     Surrender   Account     Surrender   Account     Surrender
         Year  Value        Value      Value        Value      Value        Value
         -----------------------------------------------------------------------------
           1  103,536      94,536     109,730      100,730    113,860      104,860
         -----------------------------------------------------------------------------
           2  100,612      91,612     113,032      104,032    121,713      112,713
         -----------------------------------------------------------------------------
           3   97,770      89,770     116,434      108,434    130,110      122,110
         -----------------------------------------------------------------------------
           4   95,008      88,008     119,940      112,940    139,089      132,089
         -----------------------------------------------------------------------------
           5   92,322      86,322     123,552      117,552    148,691      142,691
         -----------------------------------------------------------------------------
           6   89,711      84,711     127,274      122,274    158,958      153,958
         -----------------------------------------------------------------------------
           7   87,174      83,174     131,109      127,109    169,936      165,936
         -----------------------------------------------------------------------------
           8   84,707      81,707     135,061      132,061    181,676      178,676
         -----------------------------------------------------------------------------
           9   82,309      80,309     139,133      137,133    194,228      192,228
         -----------------------------------------------------------------------------
          10   79,978      78,978     143,329      142,329    207,651      206,651
         -----------------------------------------------------------------------------
          11   78,499      78,499     149,149      149,149    224,255      224,255
         -----------------------------------------------------------------------------
          12   77,050      77,050     155,212      155,212    242,196      242,196
         -----------------------------------------------------------------------------
          13   75,627      75,627     161,523      161,523    261,576      261,576
         -----------------------------------------------------------------------------
          14   74,229      74,229     168,092      168,092    282,510      282,510
         -----------------------------------------------------------------------------
          15   72,857      72,857     174,929      174,929    305,122      305,122
         -----------------------------------------------------------------------------
          16   71,510      71,510     182,047      182,047    329,546      329,546
         -----------------------------------------------------------------------------
          17   70,186      70,186     189,455      189,455    355,929      355,929
         -----------------------------------------------------------------------------
          18   68,887      68,887     197,166      197,166    384,427      384,427
         -----------------------------------------------------------------------------
          19   67,611      67,611     205,192      205,192    415,210      415,210
         -----------------------------------------------------------------------------
          20   66,358      66,358     213,547      213,547    448,461      448,461
         -----------------------------------------------------------------------------
          21   65,127      65,127     222,243      222,243    484,378      484,378
         -----------------------------------------------------------------------------
          22   63,919      63,919     231,295      231,295    523,174      523,174
         -----------------------------------------------------------------------------
          23   62,733      62,733     240,718      240,718    565,080      565,080
         -----------------------------------------------------------------------------
          24   61,567      61,567     250,525      250,525    610,347      610,347
         -----------------------------------------------------------------------------
          25   60,423      60,423     260,733      260,733    659,242      659,242
         -----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.16%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before Annuity anniversary

             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   ASL II                  ASL II                  ASL II
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All years    -2.79%     All years     3.04%     All years      6.93%
             ------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   97,217      97,217      103,033     103,033     106,910      106,910
        -----------------------------------------------------------------------------
          2   94,469      94,469      106,167     106,167     114,319      114,319
        -----------------------------------------------------------------------------
          3   91,799      91,799      109,396     109,396     122,242      122,242
        -----------------------------------------------------------------------------
          4   89,203      89,203      112,724     112,724     130,713      130,713
        -----------------------------------------------------------------------------
          5   86,679      86,679      116,153     116,153     139,772      139,772
        -----------------------------------------------------------------------------
          6   84,226      84,226      119,686     119,686     149,458      149,458
        -----------------------------------------------------------------------------
          7   81,842      81,842      123,326     123,326     159,815      159,815
        -----------------------------------------------------------------------------
          8   79,523      79,523      127,077     127,077     170,891      170,891
        -----------------------------------------------------------------------------
          9   77,270      77,270      130,943     130,943     182,734      182,734
        -----------------------------------------------------------------------------
         10   75,080      75,080      134,925     134,925     195,397      195,397
        -----------------------------------------------------------------------------
         11   72,950      72,950      139,030     139,030     208,938      208,938
        -----------------------------------------------------------------------------
         12   70,880      70,880      143,258     143,258     223,418      223,418
        -----------------------------------------------------------------------------
         13   68,868      68,868      147,616     147,616     238,901      238,901
        -----------------------------------------------------------------------------
         14   66,912      66,912      152,106     152,106     255,457      255,457
        -----------------------------------------------------------------------------
         15   65,011      65,011      156,732     156,732     273,160      273,160
        -----------------------------------------------------------------------------
         16   63,162      63,162      161,500     161,500     292,090      292,090
        -----------------------------------------------------------------------------
         17   61,365      61,365      166,412     166,412     312,332      312,332
        -----------------------------------------------------------------------------
         18   59,619      59,619      171,474     171,474     333,977      333,977
        -----------------------------------------------------------------------------
         19   57,921      57,921      176,689     176,689     357,122      357,122
        -----------------------------------------------------------------------------
         20   56,270      56,270      182,064     182,064     381,870      381,870
        -----------------------------------------------------------------------------
         21   54,666      54,666      187,602     187,602     408,334      408,334
        -----------------------------------------------------------------------------
         22   53,106      53,106      193,308     193,308     436,632      436,632
        -----------------------------------------------------------------------------
         23   51,590      51,590      199,188     199,188     466,891      466,891
        -----------------------------------------------------------------------------
         24   50,116      50,116      205,246     205,246     499,247      499,247
        -----------------------------------------------------------------------------
         25   48,683      48,683      211,489     211,489     533,845      533,845
        -----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.16%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before Annuity anniversary

     APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) CU ( BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00,14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

        APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE
                             INSURANCE DEPARTMENT

                                     ASL II NY                     APEX II NY                     ASAP III NY
------------------------------------------------------------------------------------------------------------------------
Minimum Investment         $15,000                        $10,000                        $1,000
------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age          Annuitant 85;                  Annuitant 85                   Annuitant 85
                           Oldest Owner 85                Oldest Owner 85                Oldest Owner 80
------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales  None                           4 Years                        7 Years
 Charge Schedule                                          (7%, 6%, 5%, 4%)               (7%, 6%, 5%, 4%, 3%,
                                                          (Applied to purchase           2%, 1%) (Applied to
                                                          payments based on the          purchase payments based
                                                          inception date of the          on the inception date of the
                                                          Annuity)                       Annuity)

------------------------------------------------------------------------------------------------------------------------
Insurance Charge           1.65%                          1.65%                          0.65%
------------------------------------------------------------------------------------------------------------------------
Distribution Charge        N/A                            N/A                            0.60% annuity years 1-7
                                                                                         0.0% annuity years 8+
------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee     Lesser of $30 or 2% of         Lesser of $30 or 2% of         Lesser of $30 or 2% of
                           Account Value Waived for       Account Value Waived for       Account Value Waived for
                           Account Values exceeding       Account Values exceeding       Account Values exceeding
                           $100,000                       $100,000                       $100,000
------------------------------------------------------------------------------------------------------------------------
Transfer Fee               $10 after twenty in any        $10 after twenty in any        $10 after twenty in any
                           annuity year. May be           annuity year.                  annuity year. May be
                           increased to $15 after eight                                  increased to $15 after eight
                           in any annuity year                                           in any annuity year
------------------------------------------------------------------------------------------------------------------------
Contract Credit            No                             Yes. Effective for             Yes. Effective for
                                                          Contracts issued on or after   Contracts issued on or after
                                                          June 20, 2005. Generally       July 24, 2006. Generally
                                                          we apply a Loyalty Credit      we apply a Loyalty Credit
                                                          to your Annuity's Account      to your Annuity's Account
                                                          Value at the end of your       Value at the end of your
                                                          fifth contract year (i.e. on   fifth contract year (i.e. on
                                                          your fifth Contract            your fifth Contract
                                                          Anniversary). Currently        Anniversary). Currently
                                                          the Loyalty Credit is equal    the Loyalty Credit is equal
                                                          to 2.75% of total purchase     to 0.50% of total purchase
                                                          payments made during the       payments made during the
                                                          first four contract years      first four contract years
                                                          less the cumulative amount     less the cumulative amount
                                                          of withdrawals made            of withdrawals made
                                                          (including the deduction of    (including the deduction of
                                                          any CDSC amounts)              any CDSC amounts)
                                                          through the fifth Contract     through the fifth Contract
                                                          Anniversary                    Anniversary
------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (If       Fixed Allocations Available    Fixed Allocations Available    Fixed Allocations Available
 available, early          (Currently offering            (Currently offering            (Currently offering
 withdrawals are subject   durations of: 5, 7, and 10     durations of: 5, 7, and 10     durations of: 2, 3, 5, 7, and
 to a Market Value         years) The MVA formula         years) The MVA formula         10 years) The MVA
 Adjustment) ("MVA")       for NY is [(1+I)/ (1+J)] N/    for NY is [(1+I)/ (1+J)] N/    formula for NY is [(1+I)/
                           365 The MVA formula            365 The MVA formula            (1+J)] N/365 The MVA
                           does not apply during the      does not apply during the      formula does not apply
                           30 day period immediately      30 day period immediately      during the 30 day period
                           before the end of the          before the end of the          immediately before the end
                           Guarantee Period.              Guarantee Period.              of the Guarantee Period.
------------------------------------------------------------------------------------------------------------------------
Variable Investment        All options generally          All options generally          All options generally
 Options                   available except where         available except where         available except where
                           restrictions apply when        restrictions apply when        restrictions apply when
                           certain riders are             certain riders are             certain riders are
                           purchased. ProFund             purchased. ProFund             purchased. ProFund
                           Portfolios are restricted for  Portfolios are restricted for  Portfolios are restricted for
                           ASL II, ASAP III, and          ASL II, ASAP III, and          ASL II, ASAP III, and
                           XTra Credit SIX.               XTra Credit SIX.               XTra Credit SIX.
------------------------------------------------------------------------------------------------------------------------

                                XTra Credit SIX NY
---------------------------------------------------------
Minimum Investment         $10,000
---------------------------------------------------------
Maximum Issue Age          Annuitant 85
                           Oldest Owner 75
---------------------------------------------------------
Contingent Deferred Sales  10 Years
 Charge Schedule           (9%, 9%, 8%, 7%, 6%,
                           5%, 4%, 3%, 2%, 1%)
                           (Applied to purchase
                           payments based on the
                           inception date of the
                           Annuity)
---------------------------------------------------------
Insurance Charge           0.65%
---------------------------------------------------------
Distribution Charge        1.00% annuity years 1-10
                           0.00% annuity years 11+
---------------------------------------------------------
Annual Maintenance Fee     Lesser of $30 or 2% of
                           Account Value


---------------------------------------------------------
Transfer Fee               $10 after twenty in any
                           annuity year


---------------------------------------------------------
Contract Credit            Yes The amount of the
                           credit applied to a Purchase
                           Payment is based on the
                           year the Purchase Payment
                           is received, for the first 6
                           years of the contract.
                           Currently the credit
                           percentages for each year
                           starting with the first year
                           are: 6.50%, 5.00%, 4.00%,
                           3.00%, 2.00%, and 1.00%.








---------------------------------------------------------
Fixed Allocation (If       No
 available, early
 withdrawals are subject
 to a Market Value
 Adjustment) ("MVA")





---------------------------------------------------------
Variable Investment        All options generally
 Options                   available except where
                           restrictions apply when
                           certain riders are
                           purchased. ProFund
                           Portfolios are restricted for
                           ASL II, ASAP III, and
                           XTra Credit SIX.
---------------------------------------------------------

                                       ASL II NY                     APEX II NY                   ASAP III NY
------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit           The greater of: purchase      The greater of: purchase      The greater of: purchase
                              payments less proportional    payments less proportional    payments less proportional
                              withdrawals or Account        withdrawals or Account        withdrawals or Account
                              Value (variable) plus         Value (variable) plus         Value (variable) plus
                              Interim Value (fixed). (No    Interim Value (fixed). (No    Interim Value (fixed). (No
                              MVA applied)                  MVA applied)                  MVA applied)


------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits       Highest Anniversary Value     HAV                           HAV
 (for an additional cost)/1/  (HAV)
------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits      GRO Plus, GRO Plus 2008       GRO Plus, GRO Plus 2008       GRO Plus, GRO Plus 2008
 (for an additional cost)/2/  Guaranteed Minimum            GMWB, GMIB, Lifetime          GMWB, GMIB, Lifetime
                              Withdrawal Benefit,           Five, Spousal Lifetime        Five, Spousal Lifetime
                              (GMWB), Guaranteed            Five, Highest Daily           Five, Highest Daily
                              Minimum Income Benefit        Lifetime Five, Highest        Lifetime Five, Highest
                              (GMIB), Lifetime Five,        Daily Lifetime Seven,         Daily Lifetime Seven,
                              Spousal Lifetime Five,        Spousal Highest Daily         Spousal Highest Daily
                              Highest Daily Lifetime        Lifetime Seven, Highest       Lifetime Seven, Highest
                              Five, Highest Daily           Daily GRO, Highest Daily      Daily GRO, Highest Daily
                              Lifetime Seven, Spousal       Lifetime 7 Plus, Spousal      Lifetime 7 Plus and
                              Highest Daily Lifetime        Highest Daily Lifetime 7      Spousal Highest Daily
                              Seven, Highest Daily          Plus, Highest Daily           Lifetime 7 Plus, Highest
                              GRO, Highest Daily            Lifetime 6 Plus, Spousal      Daily Lifetime 6 Plus,
                              Lifetime 7 Plus, Spousal      Highest Daily Lifetime 6      Spousal Highest Daily
                              Highest Daily Lifetime 7      Plus                          Lifetime 6 Plus
                              Plus, Highest Daily
                              Lifetime 6 Plus, Spousal
                              Highest Daily Lifetime 6
                              Plus
------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/            No                            Available after initial       Available after initial
                                                            CDSC period                   CDSC period
------------------------------------------------------------------------------------------------------------------------
Annuitization Options         Fixed option only Annuity     Fixed option only Annuity     Fixed option only Annuity
                              date cannot exceed the first  date cannot exceed the first  date cannot exceed the first
                              day of the calendar month     day of the calendar month     day of the calendar month
                              following Annuitant's 90th    following Annuitant's 90th    following Annuitant's 90th
                              birthday. The maximum         birthday. The maximum         birthday. The maximum
                              Annuity Date is based on      Annuity Date is based on      Annuity Date is based on
                              the first Owner or            the first Owner or            the first Owner or
                              Annuitant to reach the        Annuitant to reach the        Annuitant to reach the
                              maximum age, as indicated     maximum age, as indicated     maximum age, as indicated
                              in your Annuity.              in your Annuity.              in your Annuity.
------------------------------------------------------------------------------------------------------------------------

                                   XTra Credit SIX NY
-----------------------------------------------------------
Basic Death Benefit           The greater of: purchase
                              payments less proportional
                              withdrawals or Account
                              Value (variable) (No MVA
                              applied) (No recapture of
                              credits applied within 12
                              months prior to date of
                              death)
-----------------------------------------------------------
Optional Death Benefits       HAV
 (for an additional cost)/1/
-----------------------------------------------------------
Optional Living Benefits      GRO Plus, GRO Plus 2008
 (for an additional cost)/2/  GMWB, GMIB, Lifetime
                              Five, Spousal Lifetime
                              Five, Highest Daily
                              Lifetime Five, Highest
                              Daily Lifetime Seven,
                              Spousal Highest Daily
                              Lifetime Seven, Highest
                              Daily GRO, Highest Daily
                              Lifetime 7 Plus and
                              Spousal Highest Daily
                              Lifetime 7 Plus, Highest
                              Daily Lifetime 6 Plus,
                              Spousal Highest Daily
                              Lifetime 6 Plus




-----------------------------------------------------------
Annuity Rewards/3/            Available after initial
                              CDSC period
-----------------------------------------------------------
Annuitization Options         Fixed option only Annuity
                              date cannot exceed the first
                              day of the calendar month
                              following Annuitant's 90th
                              birthday. The maximum
                              Annuity Date is based on
                              the first Owner or
                              Annuitant to reach the
                              maximum age, as indicated
                              in your Annuity.
-----------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefits"
    section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA, and Highest Daily Lifetime 6 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your Annuity Contract.

                   APPENDIX I - FORMULA UNDER GRO PLUS 2008
 (The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - GRO PLUS 2008 AND HIGHEST
                                   DAILY GRO

 (The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\1\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."

    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

  APPENDIX J - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /(1 - C\\t\\))}    Money is transferred from the
                                                                                           Permitted Sub-accounts and Fixed Rate
                                                                                           Options to the AST Investment Grade
                                                                                           Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                 Money is transferred from the AST
                                                                                           Investment Grade Bond Sub-account to
                                                                                           the Permitted Sub- accounts

 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /(1 - C\\t\\))}   Money is transferred from the
                                                                                 Permitted Sub-accounts and Fixed Rate
                                                                                 Options to the AST Investment Grade
                                                                                 Bond Sub-account
 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                Money is transferred from the AST
                                                                                 Investment Grade Bond Sub-account to
                                                                                 the Permitted Sub- accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                                  L = 0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub-accounts

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected
           [L - B - V * C\\t\\] / (1 - C\\t\\))                Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the elected
                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V\\V\\ + V\\F\\ + B) (less than)= .90), the following asset transfer calculation is performed:

               Target Ratio r    =    (L - B) / V\\V\\ + V\\F\\)

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts to AST Investment Grade Bond
                                                                               Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the elected
                                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur.

 Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX K - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                      ASTINVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\1\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                               L = 0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                 Target Ratio r = (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub- accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX L - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix H.


Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Hawaii         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Iowa           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Nevada         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed
               Allocations are not available.
---------------------------------------------------------------------------------------------------------
New York       Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Texas          Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
---------------------------------------------------------------------------------------------------------
Utah           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Washington     Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value
               Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income
               Accelerator is not available.
---------------------------------------------------------------------------------------------------------

     APPENDIX M - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t\\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r\\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

          L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)/ti/

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:

                    T = MIN(V, (V - (1 / 0.23) * (AV - L))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:

                    T = MIN(F, ((1 / 0.23) * (AV - L) - V)

        APPENDIX N - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\1\\ (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                      D = 1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:

 T = MIN(V, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / (0.75 * (1 + r\\i\\)/ti/ - (1 + r)/t/))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:

 T = MIN(F, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)/ti/))

   APPENDIX O - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 6 Plus with LIA)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L -B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                 Sub-accounts and DCA Fixed Rate Options to the
                                                                               AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                     APPENDIX P - FORMULA FOR GRO PLUS II
 (The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

                  APPENDIX Q - FORMULA FOR HIGHEST DAILY GRO

 Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                 APPENDIX R - FORMULA FOR HIGHEST DAILY GRO II

 Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Where:
   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN
                         PROSPECTUS (PLEASE CHECK ONE) ASAPIIIPROS (05/2012)        , APEX2PROS
                         (05/2012)         , ASL2PROS (05/2012)        , XT6PROS (05/2012).
                                           ----------------------------------------
                                             (print your name)
                                           ----------------------------------------
                                                 (address)
                                           ----------------------------------------
                                            (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUDENTIAL ANNUITIES LIFE                              PRUDENTIAL ANNUITIES
  ASSURANCE CORPORATION                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                                                          -------------
         [LOGO] Prudential                                 PRSRT STD
               Bring Your Challenges                      U.S. POSTAGE
                                                              PAID
                                                           DWIGHT, IL
         The Prudential Insurance Company of America      PERMIT NO. 3
         751 Broad Street
         Newark, NJ 07102-3777
                                                          -------------

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 OPTIMUM/SM/
 OPTIMUM FOUR/SM/
 OPTIMUM PLUS/SM/

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2012


 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") issued by Prudential Annuities Life Assurance Corporation ("Prudential Annuities(R)", "we", "our", or "us") exclusively through LPL Financial Corporation. These Annuities are no longer offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix D entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend for you. In addition, the selling broker-dealer firm through which each Annuity is sold not make available or may not recommend to its customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firm may restrict the optional benefits that it does make available to its customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. VARIOUS RIGHTS, BENEFITS AND CERTAIN FEES MAY DIFFER AMONG STATES TO MEET APPLICABLE LAWS AND/OR REGULATIONS. For more information about variations applicable to your state, please refer to your Annuity or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix F. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the Optimum Plus Annuity grants credits with respect to your Purchase Payments, the expenses of Optimum Plus may be higher than expenses for an Annuity without a credit. In addition, the amount of the credits you receive under the Optimum Plus Annuity may be more than offset by the additional fees and charges associated with the credit.

 THE SUB-ACCOUNTS
 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered:
 Advanced Series Trust and Wells Fargo Variable Trust. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.

 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 OPTIMUM/SM/, OPTIMUM FOUR/SM/, OPTIMUM PLUS/SM/, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


               Prospectus Dated:         Statement of Additional
               May 1, 2012                    Information Dated:
                                                     May 1, 2012
               OAP-PROS-0512                            LPLOASAI


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2022)

 ADVANCED SERIES TRUST:
   AST Academic Strategies Asset Allocation


   AST Balanced Asset Allocation
   AST BlackRock Value
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022

   AST Bond Portfolio 2023

   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Core Fixed Income
   AST Marsico Capital Growth
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value

   AST New Discovery Asset Allocation

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value

   AST T. Rowe Price Equity Income

   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST Western Asset Core Plus Bond

 WELLS FARGO VARIABLE TRUST
   Wells Fargo Advantage VT International Equity
   Wells Fargo Advantage VT Omega Growth

                                   CONTENTS



GLOSSARY OF TERMS.....................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  5

EXPENSE EXAMPLES...................................................................... 15

SUMMARY............................................................................... 17

INVESTMENT OPTIONS.................................................................... 22

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 22
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 30

FEES AND CHARGES...................................................................... 31

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 31
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 33
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 33
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 33

PURCHASING YOUR ANNUITY............................................................... 34

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 34

MANAGING YOUR ANNUITY................................................................. 37

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 37
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 38
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 38
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 38
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 38

MANAGING YOUR ACCOUNT VALUE........................................................... 39

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 39
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?...... 39
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM
   FOUR ANNUITIES?.................................................................... 39
 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?............................. 40
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?............. 40
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 41
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 42
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 43
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 43
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 44
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 44
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 44
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 45
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 45
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 46
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 47

ACCESS TO ACCOUNT VALUE............................................................... 48

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 48
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?........... 48
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 48
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 49
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 49
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 49
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 49
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 50
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 50
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 51
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 51
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 52


                                      (i)


LIVING BENEFIT PROGRAMS.....................................................................  53

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE................................................................................  53
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)...........................................  55
 GUARANTEED RETURN OPTION (GRO)(R)..........................................................  59
 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008).....................................  62
 GUARANTEED RETURN OPTION PLUS/SM/ II (GRO PLUS/SM/ II).....................................  67
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................  72
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)..........................  77
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...............................................  82
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  85
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)...........................................  89
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)...........................  94
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)...............  98
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)............. 106
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)................................................................................... 118
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 128
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 141
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)...................... 150
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)............. 164

DEATH BENEFIT............................................................................... 173

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 173
 BASIC DEATH BENEFIT........................................................................ 173
 OPTIONAL DEATH BENEFITS.................................................................... 173
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 178
 PAYMENT OF DEATH BENEFITS.................................................................. 179

VALUING YOUR INVESTMENT..................................................................... 182

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 182
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 182
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 182
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 182
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 182
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 184

TAX CONSIDERATIONS.......................................................................... 185

GENERAL INFORMATION......................................................................... 194

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 194
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 194
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 195
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 196
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 197
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 199
 FINANCIAL STATEMENTS....................................................................... 199
 HOW TO CONTACT US.......................................................................... 199
 INDEMNIFICATION............................................................................ 200
 LEGAL PROCEEDINGS.......................................................................... 200
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 201

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS............................ C-1

APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU............................ D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... E-1

APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT......... F-1


                                     (ii)


APPENDIX G - FORMULA UNDER GRO PLUS 2008............................................ G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT....................................... H-1

APPENDIX I - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT........................................ I-1

APPENDIX J - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... J-1

APPENDIX K - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT................ K-1

APPENDIX L - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT..................... L-1

APPENDIX M - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT...................................... M-1

APPENDIX N - FORMULA FOR GRO PLUS II BENEFIT........................................ N-1

APPENDIX O - FORMULA FOR HIGHEST DAILY GRO BENEFIT.................................. O-1

APPENDIX P - FORMULA FOR HIGHEST DAILY GRO II BENEFIT............................... P-1

                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option in only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A fixed investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum Plus. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.

 FIXED ALLOCATION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation).

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity for more details about your free look right.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS)/SM//GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)/GUARANTEED RETURN OPTION (GRO)(R)/HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/SM//GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM//HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit for an additional charge, that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefits as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV"): An optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 INTERIM VALUE: The value of the MVA Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of an MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    OPTIMUM

        Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9+
        ---------------------------------------------------------------
        7.5%   7.0%   6.5%   6.0%   5.0%   4.0%   3.0%   2.0%   0.0%
        ---------------------------------------------------------------

                                  OPTIMUM FOUR

                      Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5+
                      -----------------------------------
                      8.5%   8.0%   7.0%   6.0%   0.0%
                      -----------------------------------

                                  OPTIMUM PLUS
 For Annuities issued prior to November 20, 2006, the following schedule applies:

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%     0.0%
-------------------------------------------------------------------------------

 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies:

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%     0.0%
-------------------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. Purchase Payments are withdrawn on a "first-in, first-out" basis.

   --------------------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)
   --------------------------------------------------------------------------
      FEE/CHARGE          OPTIMUM         OPTIMUM FOUR       OPTIMUM PLUS
   --------------------------------------------------------------------------
   TRANSFER FEE /1/   $15.00 maximum     $15.00 maximum     $15.00 maximum
                     currently, $10.00  currently, $10.00  currently, $10.00
   --------------------------------------------------------------------------
   TAX CHARGE /2/       0% to 3.5%         0% to 3.5%         0% to 3.5%
   --------------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

------------------------------------------------------------------------------------------------------
                                      PERIODIC FEES AND CHARGES

                                   (assessed against each Annuity)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE                   OPTIMUM               OPTIMUM FOUR            OPTIMUM PLUS
ANNUAL MAINTENANCE FEE /1/     Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                 Account Value /2/       Account Value /2/         Account Value
                               -----------------------------------------------------------------------
  BENEFICIARY
  CONTINUATION                 Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  OPTION ONLY                      Account Value           Account Value           Account Value
------------------------------------------------------------------------------------------------------
ANNUAL FEES CHARGES/OF THE SUB-ACCOUNTS /3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE
MORTALITY & EXPENSE                    0.50%                   1.50%                   0.50%
RISK CHARGE /4/
------------------------------------------------------------------------------------------------------
ADMINISTRATION CHARGE /4/              0.15%                   0.15%                   0.15%
------------------------------------------------------------------------------------------------------
DISTRIBUTION CHARGE /5/           0.60% In Annuity              N/A               1.00% in Annuity
                                     Years 1-8                                       Years 1-10
------------------------------------------------------------------------------------------------------
SETTLEMENT SERVICE CHARGE /6/    1.40% (qualified);      1.40% (qualified);      1 40% (qualified);
                               1.00% (non-qualified)   1.00% (non-qualified)   1.00% (non-qualified)
------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES OF           1.25% In Annuity             1.65%              1.65% in Annuity
THE SUB-ACCOUNTS                     Years 1-8;                                     Years 1-10;
(EXCLUDING SETTLEMENT             0.65% In Annuity                                0.65% in Annuity
SERVICE CHARGE)                  Years 9 and later                               Years 11 and later
------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

-------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                         FOR            FOR            FOR
                                                       OPTIMUM        OPTIMUM        OPTIMUM
                                                                        FOUR           PLUS
-------------------------------------------------------------------------------------------------
GRO PLUS II
CURRENT AND MAXIMUM CHARGE /4/            0.60%          1.85%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/            0.60%          1.85%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6
PLUS)
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.85%      1.25% + 0.85%  1.65% + 0.85%  1.65% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            1.20%      1.25% + 1.20%  1.65% + 1.20%  1.65% + 1.20%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
-------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO
PLUS
MAXIMUM CHARGE /3/                        0.75%          2.00%          2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.25%          1.50%          1.90%          1.90%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008
(GRO PLUS 2008)
MAXIMUM CHARGE /3/                        0.75%          2.00%          2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
(IF ELECTED ON OR AFTER MAY 1, 2009)
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
--------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/      ANNUAL         ANNUAL         ANNUAL
                                         CHARGE        CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                          FOR            FOR            FOR
                                                        OPTIMUM        OPTIMUM        OPTIMUM
                                                                         FOUR           PLUS
--------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
MAXIMUM CHARGE /3/                        0.75%          2.00%           2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%           2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
(IF ELECTED ON OR AFTER MAY 1, 2009)
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)
MAXIMUM CHARGE /3/                        1.00%          2.25%           2.65%          2.65%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.35%          1.60%           2.00%          2.00%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)
MAXIMUM CHARGE /3/                        1.00%      1.25% + 1.00%   1.65% + 1.00%  1.65% + 1.00%
(ASSESSED AGAINST PIV)
CURRENT CHARGE                            0.50%      1.25% + 0.50%   1.65% + 0.50%  1.65% + 0.50%
(ASSESSED AGAINST PIV)
--------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT
MAXIMUM CHARGE /3/                        1.50%          2.75%           3.15%          3.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%           2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT
MAXIMUM CHARGE /3/                        1.50%          2.75%           3.15%          3.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.75%          2.00%           2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT
MAXIMUM CHARGE /3/                        1.50%          2.75%           3.15%          3.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%           2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%   1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                            0.60%      1.25% + 0.60%   1.65% + 0.60%  1.65% + 0.60%
(ASSESSED AGAINST THE PWV)
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                         FOR            FOR            FOR
                                                       OPTIMUM        OPTIMUM        OPTIMUM
                                                                        FOUR           PLUS
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION (BIO)
MAXIMUM CHARGE /3/                     2.00% of PWV  1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.95% of PWV  1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                     2.00% of PWV  1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.95% of PWV  1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT
MAXIMUM CHARGE /3/                     1.50% of PWV  1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.75% of PWV  1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
WITH BENEFICIARY INCOME BENEFIT (BIO)
MAXIMUM CHARGE /3/                     2.00% of PWV  1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.95% of PWV  1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            0.75%      1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
BENEFICIARY INCOME OPTION (BIO)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                         FOR            FOR            FOR
                                                       OPTIMUM        OPTIMUM        OPTIMUM
                                                                        FOUR           PLUS
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            0.90%      1.25% + 0.90%  1.65% + 0.90%  1.65% + 0.90%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION (BIO)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/            0.25%          1.50%          1.90%          1.90%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV")
CURRENT AND MAXIMUM CHARGE /4/            0.40%          1.65%          2.05%          2.05%
(IF ELECTED ON OR AFTER MAY 1, 2009)
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/            0.80%          2.05%          2.45%          2.45%
(IF ELECTED ON OR AFTER MAY 1, 2009)
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV")
CURRENT AND MAXIMUM CHARGE /4/            0.50%          1.75%          2.15%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A
COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
-------------------------------------------------------------------------------------------------

 HOW CHARGE IS DETERMINED

 1 GRO PLUS II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, the 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, the 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in all Annuity Years. For Optimum Plus, 0.85% charge is in addition to 1.65% charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% thereafter.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in all Annuity Years. For Optimum Plus, 1.20% charge is in addition to 1.65% charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% thereafter.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. Each benefit is no longer available for new elections.
    GRO PLUS 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.35% of Sub-account assets. For OPTIMUM, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECT THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For OPTIMUM, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The current charge is .35% of Sub-account assets. For OPTIMUM, 1.60% total annual charge applies in Annuity years 1-8 and 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS
    FOLLOWS: For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM WITHDRAWAL BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For OPTIMUM, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For OPTIMUM FOUR, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For OPTIMUM FOUR, 2.40% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.60% for Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For Optimum Four 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIA. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For OPTIMUM, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For OPTIMUM FOUR, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.
    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For OPTIMUM, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For OPTIMUM, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For OPTIMUM FOUR, 2.05% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For OPTIMUM, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For OPTIMUM FOUR, 2.15% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For OPTIMUM, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For OPTIMUM FOUR, 2.45% total annual charge applies in all Annuity Years, and OPTIMUM PLUS, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For OPTIMUM FOUR, 2.15% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.




 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2011 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.53%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2011, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2011. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation          0.72%     0.07%      0.00%        0.05%       0.01%       0.68%     1.53%       0.00%       1.53%
 AST Balanced Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.85%     1.01%       0.00%       1.01%
 AST Blackrock Value        0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Bond Portfolio
  2015/ 1/                  0.64%     0.23%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Bond Portfolio
   2016/ 1/                 0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Bond Portfolio
   2017/ 1/                 0.64%     0.16%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST Bond Portfolio
   2018/ 1/                 0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2019/ 1/                 0.64%     0.31%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio
   2020/ 1/                 0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST Bond Portfolio
   2021/ 1/                 0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2022/ 1/                 0.64%     0.27%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST Bond Portfolio
   2023/ 1/                 0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Capital Growth
  Asset Allocation          0.15%     0.01%      0.00%        0.00%       0.00%       0.88%     1.04%       0.00%       1.04%
 AST Cohen & Steers
  Realty                    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Federated
  Aggressive Growth         0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 AST Goldman Sachs
  Large-Cap Value           0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Goldman Sachs
  Mid-Cap Growth            1.00%     0.13%      0.00%        0.00%       0.00%       0.09%     1.13%       0.00%       1.13%
 AST International Growth   1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST International Value    1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST Investment Grade
  Bond/ 1/                  0.64%     0.11%      0.00%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST JP Morgan
  International Equity      0.88%     0.17%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Large Cap Value        0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Lord Abbett Core
  Fixed Income/ 2/          0.80%     0.13%      0.00%        0.00%       0.00%       0.00%     0.93%      -0.11%       0.82%
 AST Marsico Capital
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST MFS Growth             0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Mid-Cap Value          0.95%     0.14%      0.00%        0.00%       0.00%       0.00%     1.09%       0.00%       1.09%
 AST Money Market           0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value                     0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Neuberger Berman
  Mid-Cap Growth            0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation/ 3/            0.85%     0.26%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.03%       1.08%
 AST PIMCO Limited
  Maturity Bond             0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST PIMCO Total Return
  Bond                      0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.80%     0.96%       0.00%       0.96%
 AST Small-Cap Growth       0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Small-Cap Value        0.90%     0.14%      0.00%        0.00%       0.00%       0.03%     1.07%       0.00%       1.07%
 AST T. Rowe Price
  Equity Income             0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST T. Rowe Price
  Global Bond               0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price Large
  Cap Growth                0.88%     0.12%      0.00%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%
 AST Western Asset Core
  Plus Bond                 0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
WELLS FARGO VARIABLE
 TRUST
 Wells Fargo Advantage
  VT International
  Equity Fund - class 1/
  4/                        0.75%     0.22%      0.00%        0.00%       0.00%       0.01%     0.98%       0.28%       0.70%
 Wells Fargo Advantage
  VT Omega Growth Fund
  - class 1/ 5/             0.55%     0.25%      0.00%        0.00%       0.00%       0.00%     0.80%       0.05%       0.75%



 1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2013. This arrangement may not be terminated or modified prior to April 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 3 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses, so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.08% of its average daily net assets through June 30, 2013. This expense limitation may not be terminated or modified prior to June 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after June 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 4 The Adviser has contractually agreed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.69% for Class 1. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
 5 The Adviser has contractually agreed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   .   For the Optimum Plus example, no Purchase Credit applies**
   .   For the Optimum Four example, no Loyalty Credit applies**
   .   For the Optimum example, no Loyalty Credit applies**

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
 ** Expense examples calculations are not adjusted to reflect the Purchase
    Credit or Loyalty Credit. If the Purchase Credit or Loyalty Credit were reflected in the calculations, expenses would be higher.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 IF YOU SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:


                                    1 YR  3 YRS  5 YRS  10 YRS
                 ---------------------------------------------
                 OPTIMUM           $1,294 $2,307 $3,305 $5,859
                 ---------------------------------------------
                 OPTIMUM FOUR      $1,432 $2,466 $2,977 $6,135
                 ---------------------------------------------
                 OPTIMUM PLUS/ 2/  $1,482 $2,566 $3,577 $6,235
                 ---------------------------------------------


 IF YOU ANNUITIZE YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:/1/


                                    1 YR 3 YRS  5 YRS  10 YRS
                  -------------------------------------------
                  OPTIMUM            NA  $1,657 $2,805 $5,839
                  -------------------------------------------
                  OPTIMUM FOUR       NA  $1,766 $2,977 $6,135
                  -------------------------------------------
                  OPTIMUM PLUS/ 2/   NA      NA $2,977 $6,135
                  -------------------------------------------

 IF YOU DO NOT SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:


                                    1 YR 3 YRS  5 YRS  10 YRS
                  -------------------------------------------
                  OPTIMUM           $544 $1,657 $2,805 $5,839
                  -------------------------------------------
                  OPTIMUM FOUR      $582 $1,766 $2,977 $6,135
                  -------------------------------------------
                  OPTIMUM PLUS/ 2/  $582 $1,766 $2,977 $6,135
                  -------------------------------------------


 1. If you own Optimum Plus, you may not annuitize in the first Three
    (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.
 2. Expense example calculations for Optimum Plus are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

                      Optimum, Optimum Four, Optimum Plus

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:
..   Optimum
..   Optimum Four
..   Optimum Plus

 See Appendix D "Selecting the Variable Annuity That's Right for You," for a side-by-side comparison of the key features of each of these Annuities.

 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

                  PRODUCT     MAXIMUM AGE FOR  MINIMUM INITIAL
                              INITIAL PURCHASE PURCHASE PAYMENT
                -----------------------------------------------
                OPTIMUM              80             $1,000
                -----------------------------------------------
                OPTIMUM FOUR         85            $10,000
                -----------------------------------------------
                OPTIMUM PLUS         75            $10,000
                -----------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "Free look period"). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (i.e., excess income), (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year, that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income. If you purchased your contract in New York and wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 *  No longer available for new elections.

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Guaranteed Return Option Plus II
..   Highest Daily Guaranteed Return Option II
..   Guaranteed Return Option Plus (GRO Plus)*
..   Guaranteed Return Option Plus 2008*
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent's age).

 We also offer optional death benefits for an additional charge:
..   Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 HOW DO I RECEIVE CREDITS? With Optimum Plus, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits.

 The amount of the credit depends on the year during which the purchase payment is made:

                             ANNUITY YEAR  CREDIT
                             ----------------------
                                 1          6.50%*
                                 2          5.00%
                                 3          4.00%
                                 4          3.00%
                                 5          2.00%
                                 6          1.00%
                                 7+         0.00%
                             ----------------------

 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the Optimum Plus annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus annuity is higher and is deducted for a longer period of time as compared to our other annuities. In general, we may take back credits applied within 12 months of death or a medically-related surrender. Unless prohibited by applicable State law, we may also take back credits if you return your Annuity under the "free-look" provision.

 For Optimum annuities issued on or after February 13, 2006, and Optimum Four annuities issued on or after June 20, 2005, we apply a "loyalty credit" at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For Optimum, the credit is 0.50%. For Optimum Four, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES? Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long your purchase payment has been invested. The CDSC is different depending on which annuity you purchase:

          YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10 YR. 11+
 -----------------------------------------------------------------------------
 OPTIMUM  7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%     --     --
 -----------------------------------------------------------------------------
 OPTIMUM  8.5%  8.0%  7.0%  6.0%  0.0%    --    --    --    --     --     --
 FOUR
 -----------------------------------------------------------------------------
 OPTIMUM  9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
 PLUS*
 -----------------------------------------------------------------------------

 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the predetermined mathematical formula will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for Optimum Plus, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

         --------------------------------------------------------------
                FEE/CHARGE         OPTIMUM  OPTIMUM FOUR  OPTIMUM PLUS
         --------------------------------------------------------------
         MORTALITY & EXPENSE RISK  0.50%       1.50%         0.50%
         CHARGE
         --------------------------------------------------------------
         ADMINISTRATION CHARGE     0.15%       0.15%         0.15%
         --------------------------------------------------------------
         TOTAL INSURANCE CHARGE    0.65%       1.65%         0.65%
         --------------------------------------------------------------

 DISTRIBUTION CHARGE: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to the following:

-------------------------------------------------------------------------------------------
    FEE/CHARGE                OPTIMUM            OPTIMUM FOUR         OPTIMUM PLUS
-------------------------------------------------------------------------------------------
DISTRIBUTION CHARGE  0.60% in Annuity Years 1-8      N/A       1.00% in Annuity Years 1-10
-------------------------------------------------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY
 Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION
 Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the "General Information" section of this Prospectus, under the heading concerning service fees for a discussion of fees that we may receive from underlying mutual funds and/or their families.

 When you purchase one of the Annuities, you will be required to participate in LPL's asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in one or more of the asset allocation programs: Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 and Highest Daily Lifetime 6 Plus benefits, GRO Plus 2008, Highest Daily GRO, GRO Plus II, Highest Daily GRO II, and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, see Appendix C - "Additional Information on Asset Allocation Programs." If your Annuity is no longer held through LPL, we will not require you to continue to participate in LPL's asset allocation program. In that event, you will be permitted to allocate your Account Value to any permitted Portfolio (unless you are obligated to invest in specified Portfolios to participate in an optional benefit).

 The optional benefits listed above employ predetermined formulas, under which money is transferred between your chosen variable Sub-accounts and a bond portfolio (the "AST Investment Grade Bond Portfolio"). (Please see the applicable subsection in "Living Benefits," for more information on the predetermined formula used with each benefit.) You should be aware that the operation of the formulas may result in large-scale asset flows into and out of your chosen Sub-accounts and the AST Investment Grade Bond Portfolio, which could subject those portfolios to certain risks and adversely impact their expenses and performance. Even if you do not elect an optional living benefit that employs a predetermined mathematical formula, the expenses, performance, and risk profile of your investment may be adversely impacted as described below to the extent you select Permitted Sub-accounts. The mathematical formulas may adversely affect a portfolio's investment performance by requiring the sub-advisor to purchase and sell securities at inopportune times and by otherwise limiting the sub-advisor's ability to fully implement that portfolio's investment strategies. Because transfers to and from your chosen Sub-accounts and the AST Investment Grade Bond Portfolio can be frequent and the amount transferred can vary, any of these portfolios could experience the following additional effects, among others:

 (a)the sub-advisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (b)a portfolio may experience higher turnover, which could result in higher operating expense ratios and transaction costs for the portfolio compared to other similar funds; and,
 (c)if the sub-advisor must sell securities that are thinly-traded to satisfy redemption requests initiated pursuant to the formula, such sales could have a significant adverse impact on the price of such securities and the cash proceeds received by the portfolio.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
                       ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
      ASSET     AST ACADEMIC STRATEGIES ASSET             AlphaSimplex
      ALLOCA    ALLOCATION PORTFOLIO: seeks long         Group, LLC; AQR
      TION      term capital appreciation. The               Capital
                Portfolio is a multi-asset class         Management, LLC
                fund that pursues both top-down         and CNH Partners,
                asset allocation strategies and               LLC;
                bottom-up selection of securities,        CoreCommodity
                investment managers, and mutual         Management, LLC;
                funds. Under normal circumstances,       First Quadrant,
                approximately 60% of the assets will     L.P.; Jennison
                be allocated to traditional asset        Associates LLC;
                classes (including US and                  J.P. Morgan
                international equities and bonds)          Investment
                and approximately 40% of the assets     Management, Inc.;
                will be allocated to nontraditional     Pacific Investment
                asset classes and strategies               Management
                (including real estate, commodities,       Company LLC
                and alternative strategies). Those          (PIMCO);
                percentages are subject to change at       Prudential
                the discretion of the advisor.          Investments LLC;
                                                          Quantitative
                                                           Management
                                                         Associates LLC
    ------------------------------------------------------------------------
      ASSET     AST BALANCED ASSET ALLOCATION              Prudential
      ALLOCA    PORTFOLIO: seeks to obtain the          Investments LLC;
      TION      highest potential total return            Quantitative
                consistent with its specified level        Management
                of risk. The Portfolio primarily         Associates LLC
                invests its assets in a diversified
                portfolio of other mutual funds,
                within the Advanced Series Trust and
                certain affiliated money market
                funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%), and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, exchange
                traded funds (ETFs), and futures
                contracts, swap agreements and other
                financial and derivative instruments.
    ------------------------------------------------------------------------
    LARGE CAP   AST BLACKROCK VALUE PORTFOLIO: seeks        BlackRock
      VALUE     maximum growth of capital by               Investment
                investing primarily in the value         Management, LLC
                stocks of larger companies. The
                Portfolio pursues its objective,
                under normal market conditions, by
                investing at least 80% of the value
                of its assets in the equity
                securities of large-sized companies
                included in the Russell 1000(R)
                Value Index. The subadvisor employs
                an investment strategy designed to
                maintain a portfolio of equity
                securities which approximates the
                market risk of those stocks included
                in the Russell 1000(R) Value Index,
                but which attempts to outperform the
                Russell 1000(R) Value Index through
                active stock selection.
    ------------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2015: seeks the         Prudential
     INCOME     highest total return for a specific        Investment
                period of time, consistent with the     Management, Inc.
                preservation of capital and
                liquidity needs. Total return is
                comprised of current income and
                capital appreciation. Under normal
                market conditions, the Portfolio
                invests at least 80% of its
                investable assets in bonds. The
                Portfolio is designed to meet the
                parameters established to support
                certain living benefits for variable
                annuities that mature on
                December 31, 2015. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
    ------------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2016: seeks the         Prudential
     INCOME     highest total return for a specific        Investment
                period of time, consistent with the     Management, Inc.
                preservation of capital and
                liquidity needs. Total return is
                comprised of current income and
                capital appreciation. Under normal
                market conditions, the Portfolio
                invests at least 80% of its
                investable assets in bonds. The
                Portfolio is designed to meet the
                parameters established to support
                certain living benefits for variable
                annuities that mature on
                December 31, 2016. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
    ------------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2017: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2017. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2018. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2019. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2022: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2022. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2023: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2023. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUBADVISOR
   -------------------------------------------------------------------------
     ASSET     AST CAPITAL GROWTH ASSET ALLOCATION         Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 75% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 67.5% to
               80%), and 25% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 20.0% to 32.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:      Cohen & Steers
               seeks to maximize total return               Capital
               through investment in real estate        Management, Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in securities issued by
               companies associated with the real
               estate industry, such as real estate
               investment trusts (REITs). Under
               normal circumstances, the Portfolio
               will invest substantially all of its
               assets in the equity securities of
               real estate related issuers, i.e., a
               company that derives at least 50% of
               its revenues from the ownership,
               construction, financing, management
               or sale of real estate or that has
               at least 50% of its assets in real
               estate.
   -------------------------------------------------------------------------
   SMALL CAP   AST FEDERATED AGGRESSIVE GROWTH          Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The        Management
               Portfolio pursues its investment            Company of
               objective by investing primarily in       Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.
               the over- the-counter-market. Small
               companies are defined as companies
               with market capitalizations similar
               to companies in the Russell 2000
               Index and S&P 600 Small Cap Index.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS LARGE-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio seeks to                L.P.
               achieve its investment objective by
               investing in value opportunities
               that the subadvisor, defines as
               companies with identifiable
               competitive advantages whose
               intrinsic value is not reflected in
               the stock price. The Portfolio
               invests, under normal circumstances,
               at least 80% of its net assets in a
               diversified portfolio of equity
               investments in large-cap U.S.
               issuers with public stock market
               capitalizations within the range of
               the market capitalization of
               companies in the Russell 1000 Value
               Index at the time of investment.
   -------------------------------------------------------------------------
    MID CAP    AST GOLDMAN SACHS MID-CAP GROWTH          Goldman Sachs
    GROWTH     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio pursues its             L.P.
               investment objective, by investing
               primarily in equity securities
               selected for their growth potential,
               and normally invests at least 80% of
               the value of its assets in
               medium-sized companies. Medium-sized
               companies are those whose market
               capitalizations (measured at the
               time of investment) fall within the
               range of companies in the Russell
               Mid Cap Growth Index. The subadvisor
               seeks to identify individual
               companies with earnings growth
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------
     INTER     AST INTERNATIONAL GROWTH PORTFOLIO:     Jennison Associates
   NATIONAL    seeks long-term capital growth.            LLC; Marsico
    EQUITY     Under normal circumstances, the              Capital
               Portfolio invests at least 80% of        Management, LLC;
               the value of its assets in               William Blair &
               securities of issuers that are             Company, LLC
               economically tied to countries other
               than the United States. Although the
               Portfolio intends to invest at least
               80% of its assets in the securities
               of issuers located outside the
               United States, it may at times
               invest in U.S. issuers and it may
               invest all of its assets in fewer
               than five countries or even a single
               country. The Portfolio looks
               primarily for stocks of companies
               whose earnings are growing at a
               faster rate than other companies or
               which offer attractive growth.
   -------------------------------------------------------------------------
     INTER     AST INTERNATIONAL VALUE PORTFOLIO:          LSV Asset
   NATIONAL    seeks capital growth. The Portfolio        Management;
    EQUITY     normally invests at least 80% of the        Thornburg
               Portfolio's investable assets in            Investment
               equity securities. The Portfolio         Management, Inc.
               will invest at least 65% of its net
               assets in the equity securities of
               companies in at least three
               different countries, without limit
               as to the amount of assets that may
               be invested in a single country.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:      Prudential
     INCOME     seeks to maximize total return,           Investment
                consistent with the preservation of    Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    -----------------------------------------------------------------------
      INTER     AST JPMORGAN INTERNATIONAL EQUITY         J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The      Investment
     EQUITY     Portfolio seeks to meet its            Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    -----------------------------------------------------------------------
    LARGE CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks      Eaton Vance
      VALUE     current income and long-term growth       Management;
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management, LLC
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Value Index.
    -----------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE-FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed-income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities; senior
                loans, and loan participations and
                assignments; and derivative
                instruments, such as options,
                futures contracts, forward contracts
                and swap agreements.
    -----------------------------------------------------------------------
    LARGE CAP   AST MARSICO CAPITAL GROWTH              Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.        Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisor then looks for
                individual companies that are
                expected to offer earnings growth
                potential that may not be recognized
                by the market at large, utilizing a
                "bottom up" stock selection process.
                The Portfolio will normally hold a
                core position of between 35 and 50
                common stocks. The Portfolio may
                hold a limited number of additional
                common stocks at times when the
                portfolio manager is accumulating
                new positions, phasing out and
                replacing existing positions or
                responding to exceptional market
                conditions.
    -----------------------------------------------------------------------
    LARGE CAP   AST MFS GROWTH PORTFOLIO: seeks          Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
    -----------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
    MID CAP    AST MID-CAP VALUE PORTFOLIO: seeks          EARNEST
     VALUE     to provide capital growth by             Partners, LLC;
               investing primarily in                   WEDGE Capital
               mid-capitalization stocks that         Management L.L.P.
               appear to be undervalued. The
               Portfolio invests, under normal
               circumstances, at least 80% of the
               value of its net assets in
               mid-capitalization companies.
               Mid-capitalization companies are
               generally those that have market
               capitalizations, at the time of
               purchase, within the market
               capitalization range of companies
               included in the Russell Midcap(R)
               Value Index during the previous 12
               months based on month-end data.
    -----------------------------------------------------------------------
     FIXED     AST MONEY MARKET PORTFOLIO: seeks          Prudential
    INCOME     high current income and maintain           Investment
               high levels of liquidity. The           Management, Inc.
               Portfolio invests in high-quality
               money market instruments and seeks
               to maintain a stable net asset value
               (NAV) of $1 per share.
    -----------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
    GROWTH     PORTFOLIO: seeks capital growth.         Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies with
               above-average sales and competitive
               returns on equity relative to their
               peers.
    -----------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN/LSV MID-CAP           LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital            Management;
               growth. Under normal market             Neuberger Berman
               conditions, the Portfolio invests at     Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. Companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies.
    -----------------------------------------------------------------------
     ASSET     AST NEW DISCOVERY ASSET ALLOCATION     Bradford & Marzec,
    ALLOCA-    PORTFOLIO (formerly AST American           LLC; Brown
     TION      Century Income & Growth Portfolio):      Advisory, LLC;
               seeks total return. Total return is     C.S. McKee, LP;
               comprised of capital appreciation           EARNEST
               and income. Under normal                 Partners, LLC;
               circumstances, approximately 70% of     Epoch Investment
               the Portfolio's assets will be          Partners, Inc.;
               allocated to a combination of          Security Investors,
               domestic and international equity        LLC; Thompson,
               strategies and approximately 30% of    Siegel & Walmsley
               Portfolio's assets will be allocated          LLC
               to certain U.S. fixed-income
               investment strategies and a
               liquidity strategy. Depending upon
               the Portfolio's ability to achieve
               the necessary asset scale, the
               Trust's ability to implement certain
               legal agreements and custody
               arrangements, and market, economic,
               and financial conditions as of the
               Portfolio's commencement of
               operations, it may take several
               weeks for the Portfolio's assets to
               be fully invested in accordance with
               its investment objective and
               policies. During that time, it is
               anticipated that all or a portion of
               the Portfolio's assets will be
               invested in high grade, short term
               debt securities (both fixed and
               floating rate), money market funds,
               short-term bond funds,
               exchange-traded funds, and/or index
               futures contracts. A relatively long
               initial investment period may
               negatively affect the Portfolio's
               investment return and ability to
               achieve its investment objective.
    -----------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND        Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total         Management
               return consistent with preservation       Company LLC
               of capital and prudent investment           (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one-to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. Portfolio holdings
               are concentrated in areas of the
               bond market (based on quality,
               sector, interest rate or maturity)
               that the subadvisor believes to be
               relatively undervalued. The
               Portfolio may invest up to 10% total
               assets in non-investment grade bonds
               which are commonly known as "junk
               bonds".
    -----------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUBADVISOR
   -------------------------------------------------------------------------
     FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within two
               years (+/-) of the duration of the
               Barclay's Capital U.S. Aggregate
               Bond Index. Portfolio holdings are
               concentrated in areas of the bond
               market (based on quality, sector,
               interest rate or maturity) that the
               subadvisor believes to be relatively
               undervalued. The Portfolio may
               invest up to 10% total assets in
               non-investment grade bonds which are
               commonly known as "junk bonds".
   -------------------------------------------------------------------------
     ASSET     AST PRESERVATION ASSET ALLOCATION           Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 35% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
   SMALL CAP   AST SMALL-CAP GROWTH PORTFOLIO:            Eagle Asset
    GROWTH     seeks long-term capital growth. The     Management, Inc.;
               Portfolio pursues its objective by        Emerald Mutual
               investing, under normal                   Fund Advisers
               circumstances, at least 80% of the            Trust
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Growth Index at the
               time of the Portfolio's investment.
   -------------------------------------------------------------------------
   SMALL CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks       ClearBridge
     VALUE     to provide long-term capital growth     Advisors, LLC; J.P.
               by investing primarily in               Morgan Investment
               small-capitalization stocks that        Management, Inc.;
               appear to be undervalued. The           Lee Munder Capital
               Portfolio invests, under normal             Group, LLC
               circumstances, at least 80% of the
               value of its net assets in small
               capitalization stocks. Small
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index at the
               time of purchase. Each subadvisor
               expects to utilize different
               investment strategies to achieve the
               Portfolio's objective.
   -------------------------------------------------------------------------
   LARGE CAP   AST T. ROWE PRICE EQUITY INCOME           T. Rowe Price
     VALUE     PORTFOLIO (formerly AST                  Associates, Inc.
               AllianceBernstein Core Value
               Portfolio): seeks substantial
               dividend income as well as long-term
               growth of capital through
               investments in the common stocks of
               established companies. The Portfolio
               will normally invest at least 80% of
               its net assets (including any
               borrowings for investment purposes)
               in common stocks, with 65% of net
               assets (including any borrowings for
               investment purposes) in
               dividend-paying common stocks of
               well-established companies. The
               Portfolio will typically employ a
               "value" approach in selecting
               investments. T. Rowe Price's
               research team will seek companies
               that appear to be undervalued by
               various measures and may be
               temporarily out of favor but have
               good prospects for capital
               appreciation and dividend growth. In
               selecting investments, T. Rowe Price
               generally will look for companies in
               the aggregate with an established
               operating history, above-average
               dividend yield relative to the S&P
               500 Index, low price/earnings ratio
               relative to the S&P 500 Index, a
               sound balance sheet and other
               positive financial characteristics,
               and low stock price relative to a
               company's underlying value as
               measured by assets, cash flow, or
               business franchises.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
      FIXED     AST T. ROWE PRICE GLOBAL BOND            T. Rowe Price
     INCOME     PORTFOLIO: seeks to provide high       Associates, Inc. /
                current income and capital growth by     T. Rowe Price
                investing in high-quality foreign      International Ltd
                and U.S. dollar-denominated bonds.          (TRPIL)
                The Portfolio will normally invest
                at least 80% of its total assets in
                fixed income securities. The
                Portfolio invests in all types of
                bonds, including those issued or
                guaranteed by U.S. or foreign
                governments or their agencies and by
                foreign authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
    -----------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE LARGE-CAP GROWTH       T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of   Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market
                capitalization is larger than the
                median market capitalization of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
    -----------------------------------------------------------------------
      FIXED     AST WESTERN ASSET CORE PLUS BOND         Western Asset
     INCOME     PORTFOLIO: seeks to maximize total        Management
                return, consistent with prudent             Company
                investment management and liquidity
                needs, by investing to obtain the
                average duration specified for the
                Portfolio. The Portfolio invests,
                under normal circumstances, at least
                80% of the value of its assets in
                debt and fixed-income securities.
                The Portfolio's current target
                average duration is generally 2.5 to
                7 years. The Portfolio pursues this
                objective by investing in all major
                fixed income sectors with a bias
                towards non-Treasuries. The
                Portfolio has the ability to invest
                up to 20% in below investment grade
                securities. Securities rated below
                investment grade are commonly known
                as "junk bonds" or "high yield"
                securities.
    -----------------------------------------------------------------------
                     WELLS FARGO VARIABLE TRUST
    -----------------------------------------------------------------------
      INTER     WELLS FARGO ADVANTAGE VT               Wells Fargo Funds
    NATIONAL    INTERNATIONAL EQUITY FUND - CLASS 1:   Management, LLC,
     EQUITY     seeks long-term capital                 adviser; Wells
                growth/capital appreciation. The            Capital
                fund normally invests at least 80%     Management Inc.,
                of its assets in equity securities        sub-adviser
                of foreign issuers, and up to 20% of
                its total assets in emerging market
                equity securities.
    -----------------------------------------------------------------------
    LARGE CAP   WELLS FARGO ADVANTAGE VT OMEGA         Wells Fargo Funds
     GROWTH     GROWTH FUND - CLASS 1: seeks           Management, LLC,
                long-term capital                       adviser; Wells
                growth/appreciation. The fund               Capital
                normally invests at least 80% of its   Management Inc.,
                assets in equity securities of any        sub-adviser
                market capitalization and may invest
                up to 25% of its assets in equity
                securities of foreign issuers,
                including ADRs and similar
                investments. The Fund invests
                principally in equity securities of
                companies of all market
                capitalizations. Furthermore, we may
                use futures, options or swap
                agreements, as well as other
                derivatives, to manage risk or to
                enhance return.
    -----------------------------------------------------------------------

 WHAT ARE THE FIXED ALLOCATIONS?
 The Fixed Allocations consist of the MVA Fixed Allocations, the Fixed Allocations and DCA Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the DCA Fixed Allocations in the section entitled "Do You Offer Dollar Cost Averaging?"

 We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for certain MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

 Fixed Allocations are not available in Maryland, Nevada, North Dakota, Vermont and Washington. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator and Spousal Highest Daily Lifetime 6 Plus. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 CONTINGENT DEFERRED SALES CHARGE: We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under "Summary of Contract Fees and Charges". If you purchase Optimum Plus and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amounts in Fixed Allocations), invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-rated full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


 DISTRIBUTION CHARGE: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through Prudential Annuities' general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the sections entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of purchase payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
 $1,000 for Optimum, and $10,000 for Optimum Plus and Optimum Four. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in the prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. We will calculate your required distributions based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of your prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contact as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, Systematic Withdrawals, and Third Party Investment Advisor.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "Beneficiary Annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."

   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity, or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;

   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
   . a change in Beneficiary if the Owner had previously made the designation irrevocable;
   . a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
   . a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. UNLESS PROHIBITED BY APPLICABLE STATE LAW, WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY, AT ANY TIME ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND WE ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law. However, where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date, or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "The Systematic Investment Plan." Purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES? We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty
 Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Guaranteed Minimum Withdrawal Benefit, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity
 Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts according to the "hierarchy" described in this paragraph. This hierarchy consists of a priority list of investment options, and the Loyalty Credit is applied based on which of the items below is applicable and in effect when the Loyalty Credit is applied. Thus, if a given item in the priority list is inapplicable to you, we move to the next item. The hierarchy is as follows: (a) if you participate in an asset allocation program (see Appendix D for a description of such programs), in accordance with that program, (b) in accordance with your standing allocation instructions (c) if you participate in the Systematic Investment Plan, in accordance with that Plan, (d) if you participate in an automatic rebalancing program, in accordance with that program (e) in accordance with how your most recent purchase payment was allocated and (f) otherwise in accordance with your instructions, if items (a) through (e) above are not permitted or applicable.


 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO OPTIMUM.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO OPTIMUM FOUR.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.00%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.50%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY? Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING CREDITS

 INITIAL PURCHASE PAYMENT
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any Optimum Plus Credits applied to your Optimum Plus Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:
   . any Optimum Plus Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);
   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Optimum Plus Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and

   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Optimum Plus Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the Optimum Plus Credit amount under these circumstances. The amount we take back will equal the Optimum Plus Credit amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus Credit amount will not be taken back. But if there was a loss on the Optimum Plus Credit amount, the amount we take back will still equal the amount of the Optimum Plus Credit amount. We do not deduct a CDSC in any situation where we take back the Optimum Plus Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.

 GENERAL INFORMATION ABOUT CREDITS
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any DCA fixed Allocation. You may only allocate payments to DCA Fixed Allocations.

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from the Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or the Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.

 NOTE: WHEN A DOLLAR COST AVERAGING PROGRAM IS ESTABLISHED FROM A FIXED ALLOCATION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS DURING THE GUARANTEE PERIOD. THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE FIXED ALLOCATION OVER THE GUARANTEE PERIOD.

 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocations is established and each month following until the entire principal amount plus earning is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 Yes. Certain "static asset allocation programs" are provided by LPL Financial Corporation ("LPL"), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

 Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      EXAMPLE
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 PLEASE NOTE: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL OR INVESTMENT ADVISOR UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.


 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.


 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 Prudential Annuities offers Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA FORMULA
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

                        [(1+I) / (1+J+0.0010)]/(N/365)/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.


 The denominator of the MVA formula includes a factor, currently equal to
 0.0010 or 10 basis points. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.


 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                           [(1 + I)/(1 + J)]/(N/365)/

 MVA EXAMPLES
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 EXAMPLE OF POSITIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

   MVA Factor = [(1+I)/(1+J+0.0010)]/(N/365)/ = [1.055/1.041]/2/ /= 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 EXAMPLE OF NEGATIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)]/(N/365)/ = [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the DCA Fixed Allocations and the Benefit Fixed Rate Account). Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, WE WILL THEN TRANSFER THE ACCOUNT VALUE OF THE FIXED ALLOCATION TO THE AST MONEY MARKET SUB-ACCOUNT. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, as permitted, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.


 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?


 DURING THE ACCUMULATION PERIOD

 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.


 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


 Systematic Withdrawals will be taken pro rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.


 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata, as just described, based on the Account Value across all your Investment Options. Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime 6 Plus), systematic withdrawals must be taken pro rata. Ownership changes to and assignment of your Annuity will terminate any systematic withdrawals that had been in effect on the date of the change.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under
 Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA may be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.


 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or as otherwise stipulated by applicable State law); and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Credits as described above (if allowed by State law).

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"


 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.


 Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 2
 PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 3
 PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the Key Life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

 OPTION 4
 FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.


 We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.


 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 FIXED ANNUITY PAYMENTS
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

 ADJUSTABLE ANNUITY PAYMENTS
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:

 Guaranteed Return Option (GRO)/1/
 Guaranteed Return Option Plus (GRO Plus)/1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)/1/
 Guaranteed Return Option Plus II (GRO Plus II)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/
 Highest Daily Guaranteed Return Option Plus II (HD GRO II)
 Guaranteed Minimum Withdrawal Benefit (GMWB)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
 Spousal Highest Daily Lifetime 6 Plus Income Benefit

 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest
    Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
    This benefit is no longer available for new elections.
..   GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). ALTHOUGH NOT GUARANTEED, THE OPTIONAL LIVING BENEFIT INVESTMENT REQUIREMENTS AND THE APPLICABLE FORMULA ARE DESIGNED TO REDUCE THE DIFFERENCE BETWEEN YOUR ACCOUNT VALUE AND OUR LIABILITY UNDER THE BENEFIT. MINIMIZING SUCH DIFFERENCE GENERALLY BENEFITS US BY DECREASING THE RISK THAT WE WILL USE OUR OWN ASSETS TO MAKE BENEFIT PAYMENTS TO YOU. THOUGH THE INVESTMENT REQUIREMENTS AND FORMULAS ARE DESIGNED TO REDUCE RISK, THEY DO NOT GUARANTEE ANY APPRECIATION OF YOUR ACCOUNT VALUE. IN FACT, THEY COULD MEAN THAT YOU MISS APPRECIATION OPPORTUNITIES IN OTHER INVESTMENT OPTIONS. WE ARE NOT PROVIDING YOU WITH INVESTMENT ADVICE THROUGH THE USE OF ANY OF THE FORMULAS. IN ADDITION, THE FORMULAS DO NOT CONSTITUTE AN INVESTMENT STRATEGY THAT WE ARE RECOMMENDING TO YOU.


 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.


 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. WE RESERVE THE RIGHT TO TERMINATE SUCH BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).


 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 GUARANTEED RETURN OPTION PLUS (GRO PLUS)
 GRO PLUS IS NO LONGER AVAILABLE FOR ELECTION.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE/ENHANCED PROTECTED PRINCIPAL VALUE The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

       . BASE GUARANTEE: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

       . ENHANCED GUARANTEE: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE BENEFIT (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE OR ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE THE ENHANCED GUARANTEE ANY AMOUNTS HELD IN THE MVA FIXED ALLOCATIONS FOR THE ENHANCED GUARANTEE WILL BE LIQUIDATED, ON THE VALUATION DAY THE REQUEST IS PROCESSED, (WHICH MAY RESULT IN A MARKET VALUE ADJUSTMENT), AND SUCH AMOUNTS WILL BE TRANSFERRED ACCORDING TO THE RULES DESCRIBED IN "TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE". TERMINATION OF AN ENHANCED GUARANTEE WILL NOT RESULT IN TERMINATION OF THE BASE GUARANTEE. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 WITHDRAWALS UNDER YOUR ANNUITY
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent purchase payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. The formula is set forth in Appendix K.

 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and
..   if all of your Account Value is allocated to a Fixed Allocation, then all or a portion of that amount may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy:
    (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Money Market Sub-account
..   a Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the

 Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 ELECTION OF THE BENEFIT

 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No MVA Fixed Allocations could be in effect as of the date that you elect to participate in the benefit. However, the reallocation trigger may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.
   . You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
   . Transfers from MVA Fixed Allocations made as a result of the allocation mechanism under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
   . Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the program have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of the prospectus entitled "Your Optional Benefit Fees and Charges."

 GUARANTEED RETURN OPTION (GRO)(R)

 GRO IS NO LONGER AVAILABLE FOR ELECTION.
 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix L.

 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA
    Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and therefore Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

 Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO AND ELECT A NEW LIVING

 BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 RESTART OF THE BENEFIT
 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to restart the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit - see "Charges Under the Benefit," below.

 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 TERMINATION OF THE BENEFIT
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.
..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under Optimum Plus) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under Optimum Plus) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.

..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)
 GRO Plus 2008 is no longer available for new elections.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceeding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

 The Remaining Limit is set to zero (0) for the balance of the first Annuity
 Year.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula described in this section, and which is set forth in Appendix G to this prospectus, applies to both (a) GRO Plus 2008 and
 (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made PRIOR to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made AFTER July 16, 2010, is set forth in Appendix O to this prospectus. The cap can be referred to as the "the 90% cap" OR "the 90% cap rule" OR "the 90% cap feature". A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows (please see Appendix G). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we generally no longer offer GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to the other Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value as follows: (a) if you are participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current allocation percentages for that asset allocation program, (b) if you are not participating in an asset allocation program, but are participating in an automatic rebalancing program, we allocate the transferred amount in accordance with that program, or (c) if neither of the foregoing apply, we will transfer your Account Value to the AST Money Market Sub-account unless we receive at our Service Office other instructions from you at the time you elect to terminate this benefit. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS 2008 BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS 2008 BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS 2008 BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008
 If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The mathematical formula appears in Appendix G in this prospectus, and is described below. Only the election of the 90% cap will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
..   Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
..   An enhanced guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Base guarantee amount                                       $166,667
     Enhanced guarantee amount                                   $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix N of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010.. A summary description of each AST bond portfolio Sub-account appears within the section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   On March 20, 2010 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT BENEFIT EFFECTIVENESS. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS II BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS II BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO/SM/)
 We no longer permit new elections of Highest Daily GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account

 Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix O of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio

 Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);

..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0.60% (0.35% for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this Prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix O of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".


 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix P of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);

..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elect the GMWB benefit; however, the charge may be waived under certain circumstances described below.

 KEY FEATURE - PROTECTED VALUE
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
   . If you elect the GMWB benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under Optimum Plus).
   . If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
   . If you make additional purchase payments after your first withdrawal, the Protected Value will be increased by the amount of the additional purchase payment (plus any Credits applied to such purchase payments under Optimum Plus).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5/th/ anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 KEY FEATURE - PROTECTED ANNUAL WITHDRAWAL AMOUNT.
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 THE GMWB BENEFIT DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

 If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under Optimum Plus).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
 Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12;
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
   . In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB BENEFIT DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB BENEFIT WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.
   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. YOU CAN ALSO ELECT TO TERMINATE THE GMWB BENEFIT AND BEGIN RECEIVING ANNUITY PAYMENTS BASED ON YOUR THEN CURRENT ACCOUNT VALUE (NOT THE REMAINING PROTECTED VALUE) UNDER ANY OF THE AVAILABLE ANNUITY PAYMENT OPTIONS.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

   . The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF THE BENEFIT
 The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GMWB AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 CHARGES UNDER THE PROGRAM
 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.


 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.

   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up.

       However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional purchase payment, we will increase the Protected Income Value by the amount of the purchase payment (and any Credit that is applied to such purchase payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the purchase payment is applied.
   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
   . A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.


 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
 Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).


 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS

 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 THE LIFETIME FIVE INCOME BENEFIT IS NO LONGER BEING OFFERED. LIFETIME FIVE COULD HAVE BEEN ELECTED ONLY WHERE THE ANNUITANT AND THE OWNER WERE THE SAME PERSON OR, IF THE ANNUITY OWNER IS AN ENTITY, WHERE THERE WAS ONLY ONE ANNUITANT. THE ANNUITANT MUST HAVE BEEN AT LEAST 45 YEARS OLD WHEN THE BENEFIT IS ELECTED. THE LIFETIME FIVE INCOME BENEFIT WAS NOT AVAILABLE IF YOU ELECTED ANY OTHER OPTIONAL LIVING BENEFIT. AS LONG AS YOUR LIFETIME FIVE INCOME BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

 The benefit that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the purchase payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value would have been your initial Purchase Payment.
   . If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.


 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).


 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five benefit on or after March 20, 2006:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
   . the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
   . the Protected Withdrawal Value can be stepped up again on or after the 5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWAL
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
   .   Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
   . You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

   . The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF THE BENEFIT

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH BENEFIT MAY BE MORE EXPENSIVE.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the benefit for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 THE SPOUSAL LIFETIME FIVE BENEFIT IS NO LONGER BEING OFFERED. SPOUSAL LIFETIME FIVE MUST HAVE BEEN ELECTED BASED ON TWO DESIGNATED LIVES, AS DESCRIBED BELOW. EACH DESIGNATED LIFE MUST HAVE BEEN AT LEAST 55 YEARS OLD WHEN THE BENEFIT WAS ELECTED. THE SPOUSAL LIFETIME FIVE PROGRAM WAS NOT AVAILABLE IF YOU ELECTED ANY OTHER OPTIONAL LIVING BENEFIT OR OPTIONAL DEATH BENEFIT. AS LONG AS YOUR SPOUSAL LIFETIME FIVE INCOME BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S) WITH THIS PROGRAM.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
   . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:

 1) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
   . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal - Assumption of Annuity" in this Prospectus.
   . You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

   . The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS NO LONGER BEING OFFERED FOR NEW ELECTIONS. THE INCOME BENEFIT UNDER HIGHEST DAILY LIFETIME FIVE IS BASED ON A SINGLE "DESIGNATED LIFE" WHO IS AT LEAST 55 YEARS OLD ON THE DATE THAT THE BENEFIT WAS ACQUIRED. THE HIGHEST DAILY LIFETIME FIVE BENEFIT WAS NOT AVAILABLE IF YOU ELECTED ANY OTHER OPTIONAL LIVING BENEFIT, ALTHOUGH YOU MAY ELECT ANY OPTIONAL DEATH BENEFIT (OTHER THAN THE HIGHEST DAILY VALUE DEATH BENEFIT). ANY DCA PROGRAM THAT TRANSFERS ACCOUNT VALUE FROM A FIXED ALLOCATION IS ALSO NOT AVAILABLE AS FIXED ALLOCATIONS ARE NOT PERMITTED WITH THE BENEFIT. AS LONG AS YOUR HIGHEST DAILY LIFETIME FIVE BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN-PERMITTED AND AVAILABLE INVESTMENT OPTION(S) WITH THIS BENEFIT.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix E to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT

 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.


 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.


 Any Purchase Payment that you make will increase the then-existing Total
 Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to Optimum Plus).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH       ADJUSTED TOTAL ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
   . You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
   . Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

   . The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
   . The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to Optimum Plus) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix E to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.
 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix E (page E-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7)
 Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.


 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
   . Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
   . You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
   . The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

   . The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven.

 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix H to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Seven has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION/SM/
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO Benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount--such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR/SM/
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven Benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    I. EATING: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    II.DRESSING: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   III.BATHING: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
    IV.TOILETING: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    V. TRANSFERRING: Moving into or out of a bed, chair or wheelchair.
    VI.CONTINENCE: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix H (page H-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix H will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime. Seven Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.


 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount.

 We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
   . Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
   . You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
   . The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

   . The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix H to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION/SM/
 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 OPTIONAL 90% CAP FEATURE FOR SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix H of this prospectus (Page H-4). As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in appendix H will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single "designated life" who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this prospectus.


 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected

 Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

       (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
       (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.


 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

Withdrawal Amount divided by                                                          $ 15,000
Account Value before withdrawal                                                       $120,000
Equals ratio                                                                              12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value  $109,375
10/th/ benefit year Return of Principal                                               $ 91,875
10/th/ benefit year Minimum Periodic Value                                            $183,750
20/th/ benefit year Minimum Periodic Value                                            $367,500
25/th/ benefit year Minimum Periodic Value                                            $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:

 (i)upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant,
    (v) if both the Account Value and Annual Income Amount equal zero, or
    (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.


 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts".

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix I.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect) and;
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION/SM/

 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.


 If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either
 (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/

 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.


 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.


 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/ th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

    a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
    b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.


 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                 HIGHEST DAILY VALUE
                                   (ADJUSTED WITH          ADJUSTED ANNUAL
                     ACCOUNT   WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*                 VALUE          PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ----------- ----------------------- ------------------------
November 25, 2009  $119,000.00    $      119,000.00           $5,950.00
November 26, 2009                  Thanksgiving Day
November 27, 2009  $113,000.00    $      113,986.95           $5,699.35
November 30, 2009  $113,000.00    $      113,986.95           $5,699.35
December 01, 2009  $119,000.00    $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

Withdrawal Amount divided by                                                          $ 15,000
Account Value before withdrawal                                                       $120,000
Equals ratio                                                                              12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value  $109,375
10/th/ benefit year Return of Principal                                               $ 91,875
10/th/ benefit year Minimum Periodic Value                                            $183,750
20/th/ benefit year Minimum Periodic Value                                            $367,500
25/th/ benefit year Minimum Periodic Value                                            $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime
 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION/SM/

 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus is no longer available for new elections. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.


 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next

 Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your

 Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and

..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an Annuity granted within 12 months prior to death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Sub-accounts and the AST Investment Grade Bond
    Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.


 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program or Automatic Rebalancing Program for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.


 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.


 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond

 Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.


 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.


 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).


 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.


 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,

 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an Annuity granted within 12 months prior to death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the

 Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".


 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, or Automatic Rebalancing Program for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.


 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO OPTIMUM PLUS, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE".) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 For Optimum, Optimum Four and Optimum Plus Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
..   The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Benefit Fixed Rate
    Account and your Interim Value in the MVA Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus, if allowed by applicable State law).

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED AND IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, OR SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS OR THE BIO FEATURE OF HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME 7 PLUS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO OPTIMUM PLUS, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS.

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS. IT PROVIDES ADDITIONAL AMOUNTS TO YOUR BENEFICIARY THAT MAY BE USED TO OFFSET FEDERAL AND STATE TAXES PAYABLE ON ANY TAXABLE GAINS IN YOUR ANNUITY AT THE TIME OF YOUR DEATH. WHETHER THIS BENEFIT IS APPROPRIATE FOR YOU MAY DEPEND ON YOUR PARTICULAR CIRCUMSTANCES, INCLUDING OTHER FINANCIAL RESOURCES THAT MAY BE AVAILABLE TO YOUR BENEFICIARY TO PAY TAXES ON YOUR ANNUITY SHOULD YOU DIE DURING THE ACCUMULATION PERIOD. NO BENEFIT IS PAYABLE IF DEATH OCCURS ON OR AFTER THE ANNUITY DATE.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDED A BENEFIT PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT AND CERTAIN OTHER OPTIONAL DEATH BENEFITS YOU MAY ELECT IN CONJUNCTION WITH THIS BENEFIT. IF THE ANNUITY HAS ONE OWNER, THE OWNER HAD TO BE AGE 75 OR LESS AT THE TIME THE BENEFIT IS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER HAD TO BE AGE 75 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT HAD TO BE AGE 75 OR LESS.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the BASIC DEATH BENEFIT described above;

    PLUS

 2. 40% of your "GROWTH" under an Annuity, as defined below.

 "GROWTH" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO AN ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT WAS OFFERED IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECT THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT OR THE SPOUSAL LIFETIME FIVE INCOME BENEFIT, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME SEVEN WITH BIO.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF AN ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME THE HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS. CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU HAVE ELECTED "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT. IT IS ALSO NOT AVAILABLE WITH SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       Thecalculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

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

 THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS OR ANY BENEFIT WITH BIO.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your purchase payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT. YOU ARE REQUIRED TO ENROLL AND MAINTAIN YOUR ACCOUNT VALUE IN THE ASSET ALLOCATION PROGRAM IF YOU ELECTED THIS BENEFIT. IF, SUBSEQUENT TO YOUR ELECTION OF THE BENEFIT, WE CHANGE OUR REQUIREMENTS FOR HOW ACCOUNT VALUE MUST BE ALLOCATED UNDER THE BENEFIT, THE NEW REQUIREMENT WOULD APPLY ONLY TO NEW ELECTIONS OF THE BENEFIT, AND WE WILL NOT COMPEL YOU TO RE-ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH OUR NEWLY-ADOPTED REQUIREMENTS. SUBSEQUENT TO ANY CHANGE IN REQUIREMENTS, TRANSFERS OF ACCOUNT VALUE AND ALLOCATION OF ADDITIONAL PURCHASE PAYMENTS MAY BE SUBJECT TO THE NEW INVESTMENT LIMITATIONS.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit is not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Credits in the case of Optimum Plus applied more than twelve (12) months prior to the date of death or as otherwise provided for under applicable State law) since such date.

   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Account Value will be paid to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 WHAT IS THE ANNUITY REWARDS BENEFIT?
 Annuity Rewards is a death benefit enhancement that Owners can elect when the original CDSC period is over. To be eligible to elect Annuity Rewards, the Account Value on the date that the Annuity Rewards benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). In addition, the effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 Annuity Rewards offers Owners the ability to lock in an amount equal to the Account Value in the Sub-accounts plus the MVA Fixed Allocations (without the effect of any MVA) as an enhancement to their current basic Death Benefit, so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the greater amount. Annuity Rewards is not available if your Annuity is held as a Beneficiary Annuity.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.


 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:
   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative beneficiary Designation or the Annuity is held as a Beneficiary Annuity, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.


 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date, (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations, less (if allowed by applicable state law) any Purchase Credits (for Optimum Plus) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to an MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to an MVA Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum Plus) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? DISTRIBUTION CHARGE APPLICABLE TO OPTIMUM AND OPTIMUM PLUS: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, generally the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME

 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.


 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For partial exchanges that occurred prior to October 24, 2011, the provisions of Revenue Procedure 2008-24 will continue to apply if there is a surrender or distribution within 12 months of the date on which the partial exchange was completed. Under Revenue Procedure 2008-24, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.


 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2012 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $50,000 in 2012 ($49,000 in 2011) or (b) 25% of your taxable compensation paid by the contributing
    employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2012, this limit is $250,000 ($245,000 for 2011);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,000 in 2012 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,000 in 2012. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund

 "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.


 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary, the contract may be continued with your spouse as the Owner.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple
    Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the Laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South

 Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12/th/ Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 SEPARATE ACCOUNT B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

 SEPARATE ACCOUNT D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUDENTIAL ANNUITIES
 Prudential Annuities and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially. In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.


 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.55% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2011, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $125 to approximately $789,756. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms (including LPL Financial Corporation) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria in certain held in all Prudential Annuities products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with, respect to annuity business during 2011 (or as to which a payment amount was accrued during 2011). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the request. During 2011, the least amount paid, and greatest amount paid, were $55.80 and $6,849,236.54 respectively.

 NAME OF FIRM:



  Allstate Financial Srvcs, LLC
  American Portfolio Fin Svcs Inc
  Associated Securities Corp
  AXA Advisors, LLC
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Equity Services, Inc.
  Fifth Third Securities, Inc.
  Financial Network Investment
  First Allied Securities Inc
  First Tennessee Brokerage, Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc. Genworth Financial Securities
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  ING Financial Partners, LLC
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  M Holdings Securities, Inc
  MetLife
  Multi Financial Securities Crp
  Mutual Service Corporation
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  Presidential Brokerage, Inc.
  Primevest Financial Services
  ProEquities
  QA3 Financial Corp.
  Questar Capital Corporation
  Raymond James & Associates Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Sagepoint Financial, Inc.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Spelman & Co., Inc.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc. Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  UVEST Fin'l Srvcs Group, Inc.
  Wall Street Financial Group
  Waterstone Financial Group Inc
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc


 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, or our telephone automated response system at
    1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities - Variable
    Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail Prudential Annuities - Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at WWW. PRUDENTIALANNUITIES.COM.
..   accessing information about your Annuity through our Internet Website at
    WWW. PRUDENTIALANNUITIES.COM.

 You can obtain account information by calling our automated response system and at WWW. PRUDENTIALANNUITIES.COM, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at WWW. PRUDENTIALANNUITIES.COM, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We may be subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

 In January 2012, a Global Resolution Agreement entered into by Prudential Annuities and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential Annuities to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential

 Annuities to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential Annuities' practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Prudential Annuities is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including Prudential Annuities) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Prudential Annuities that it intends to conduct an audit of Prudential Annuities' compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Prudential Annuities' use of the SSMDF and its claim handling procedures and Prudential Annuities is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential Annuities' unclaimed property procedures.

 Prudential Annuities' litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential Annuities' results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities' litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities' financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential Annuities' financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B
   Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.
 How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B
                           ACCUMULATION UNIT VALUES

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities' Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 UNIT PRICES AND NUMBERS OF UNITS: The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st/ of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2012.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.




                                    OPTIMUM
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.25%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02             405,782
    01/01/2006 to 12/31/2006                              $10.02           $11.06           3,716,970
    01/01/2007 to 12/31/2007                              $11.06           $11.93           5,006,440
    01/01/2008 to 12/31/2008                              $11.93            $8.03           6,104,215
    01/01/2009 to 12/31/2009                               $8.03            $9.86          26,917,264
    01/01/2010 to 12/31/2010                               $9.86           $10.90          35,419,588
    01/01/2011 to 12/31/2011                              $10.90           $10.48          27,867,684
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                              $9.67            $9.79             626,417
    01/01/2006 to 12/31/2006                               $9.79           $11.30             579,491
    01/01/2007 to 12/31/2007                              $11.30           $11.15             493,545
    01/01/2008 to 12/31/2008                              $11.15            $7.18             440,398
    01/01/2009 to 12/31/2009                               $7.18            $8.35           1,506,808
    01/01/2010 to 12/31/2010                               $8.35            $9.39           2,225,396
    01/01/2011 to 12/31/2011                               $9.39            $9.60           1,745,553

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.03              53,897
    01/01/2006 to 12/31/2006                         $10.03           $10.95           1,008,771
    01/01/2007 to 12/31/2007                         $10.95           $11.79           1,635,321
    01/01/2008 to 12/31/2008                         $11.79            $8.30           3,896,032
    01/01/2009 to 12/31/2009                          $8.30           $10.11          26,515,475
    01/01/2010 to 12/31/2010                         $10.11           $11.21          36,140,128
    01/01/2011 to 12/31/2011                         $11.21           $10.94          30,390,625
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    06/20/2005* to 12/31/2005                        $11.46           $12.07             242,790
    01/01/2006 to 12/31/2006                         $12.07           $14.51             524,592
    01/01/2007 to 12/31/2007                         $14.51           $14.50             421,188
    01/01/2008 to 12/31/2008                         $14.50            $8.98             486,765
    01/01/2009 to 12/31/2009                          $8.98           $10.49             858,302
    01/01/2010 to 12/31/2010                         $10.49           $11.64           1,078,324
    01/01/2011 to 12/31/2011                         $11.64           $11.44             864,374
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01             403,183
    01/01/2006 to 12/31/2006                         $10.01           $11.24           4,226,992
    01/01/2007 to 12/31/2007                         $11.24           $12.18           5,738,690
    01/01/2008 to 12/31/2008                         $12.18            $7.82           6,696,087
    01/01/2009 to 12/31/2009                          $7.82            $9.68          31,792,069
    01/01/2010 to 12/31/2010                          $9.68           $10.84          41,650,794
    01/01/2011 to 12/31/2011                         $10.84           $10.44          30,125,427
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    06/20/2005* to 12/31/2005                        $23.60           $24.98             223,265
    01/01/2006 to 12/31/2006                         $24.98           $33.72             265,912
    01/01/2007 to 12/31/2007                         $33.72           $26.66             201,539
    01/01/2008 to 12/31/2008                         $26.66           $17.10             163,226
    01/01/2009 to 12/31/2009                         $17.10           $22.28             328,842
    01/01/2010 to 12/31/2010                         $22.28           $28.31             510,403
    01/01/2011 to 12/31/2011                         $28.31           $29.80             376,813
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                          $7.12            $4.98              25,040
    01/01/2003 to 12/31/2003                          $4.98            $8.33             859,909
    01/01/2004 to 12/31/2004                          $8.33           $10.12           1,169,995
    01/01/2005 to 12/31/2005                         $10.12           $10.94           1,386,930
    01/01/2006 to 12/31/2006                         $10.94           $12.20           1,165,926
    01/01/2007 to 12/31/2007                         $12.20           $13.39           1,078,773
    01/01/2008 to 12/31/2008                         $13.39            $7.39             767,197
    01/01/2009 to 12/31/2009                          $7.39            $9.69           1,308,983
    01/01/2010 to 12/31/2010                          $9.69           $12.68           1,500,026
    01/01/2011 to 12/31/2011                         $12.68           $10.88           1,440,412

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                      $10.35            $7.84            142,152
    01/01/2003 to 12/31/2003                                       $7.84           $10.25          3,076,626
    01/01/2004 to 12/31/2004                                      $10.25           $11.24          4,119,501
    01/01/2005 to 12/31/2005                                      $11.24           $11.63          5,200,125
    01/01/2006 to 12/31/2006                                      $11.63           $13.46          3,863,961
    01/01/2007 to 12/31/2007                                      $13.46           $13.98          3,567,122
    01/01/2008 to 12/31/2008                                      $13.98            $8.19          2,148,857
    01/01/2009 to 12/31/2009                                       $8.19            $9.64          3,356,527
    01/01/2010 to 12/31/2010                                       $9.64           $10.74          3,792,800
    01/01/2011 to 12/31/2011                                      $10.74           $10.02          2,403,875
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                       $4.15            $2.98             28,812
    01/01/2003 to 12/31/2003                                       $2.98            $3.87          1,535,565
    01/01/2004 to 12/31/2004                                       $3.87            $4.44          2,232,502
    01/01/2005 to 12/31/2005                                       $4.44            $4.60          2,666,931
    01/01/2006 to 12/31/2006                                       $4.60            $4.83          2,231,991
    01/01/2007 to 12/31/2007                                       $4.83            $5.69          2,097,846
    01/01/2008 to 12/31/2008                                       $5.69            $3.32          1,540,597
    01/01/2009 to 12/31/2009                                       $3.32            $5.16          3,511,898
    01/01/2010 to 12/31/2010                                       $5.16            $6.10          4,701,456
    01/01/2011 to 12/31/2011                                       $6.10            $5.85          2,984,433
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                      $14.10           $10.35              7,064
    01/01/2003 to 12/31/2003                                      $10.35           $14.32          1,166,396
    01/01/2004 to 12/31/2004                                      $14.32           $16.42          1,953,908
    01/01/2005 to 12/31/2005                                      $16.42           $18.90          2,113,594
    01/01/2006 to 12/31/2006                                      $18.90           $22.58          1,664,525
    01/01/2007 to 12/31/2007                                      $22.58           $26.55          1,428,930
    01/01/2008 to 12/31/2008                                      $26.55           $13.05            942,837
    01/01/2009 to 12/31/2009                                      $13.05           $17.43          1,310,930
    01/01/2010 to 12/31/2010                                      $17.43           $19.71          1,459,929
    01/01/2011 to 12/31/2011                                      $19.71           $16.95            915,042
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                       $5.41            $4.43             32,967
    01/01/2003 to 12/31/2003                                       $4.43            $5.86             91,736
    01/01/2004 to 12/31/2004                                       $5.86            $7.01            233,045
    01/01/2005 to 12/31/2005                                       $7.01            $7.87            402,498
    01/01/2006 to 12/31/2006                                       $7.87            $9.90            593,100
    01/01/2007 to 12/31/2007                                       $9.90           $11.52            794,549
    01/01/2008 to 12/31/2008                                      $11.52            $6.37            641,680
    01/01/2009 to 12/31/2009                                       $6.37            $8.21          1,442,051
    01/01/2010 to 12/31/2010                                       $8.21            $9.01          1,743,754
    01/01/2011 to 12/31/2011                                       $9.01            $7.78          1,310,153

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                $6.86            $5.53            153,652
    01/01/2003 to 12/31/2003                                $5.53            $7.13            362,254
    01/01/2004 to 12/31/2004                                $7.13            $8.24            553,542
    01/01/2005 to 12/31/2005                                $8.24            $9.04          1,051,555
    01/01/2006 to 12/31/2006                                $9.04           $10.96          1,002,727
    01/01/2007 to 12/31/2007                               $10.96           $11.84            985,495
    01/01/2008 to 12/31/2008                               $11.84            $6.85            614,606
    01/01/2009 to 12/31/2009                                $6.85            $9.20          1,827,855
    01/01/2010 to 12/31/2010                                $9.20            $9.73          2,492,453
    01/01/2011 to 12/31/2011                                $9.73            $8.73          1,670,674
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                $9.31            $7.59             44,419
    01/01/2003 to 12/31/2003                                $7.59            $8.99            204,589
    01/01/2004 to 12/31/2004                                $8.99           $10.25            417,314
    01/01/2005 to 12/31/2005                               $10.25           $10.77            694,885
    01/01/2006 to 12/31/2006                               $10.77           $12.60            680,203
    01/01/2007 to 12/31/2007                               $12.60           $12.07            680,350
    01/01/2008 to 12/31/2008                               $12.07            $6.97            649,783
    01/01/2009 to 12/31/2009                                $6.97            $8.23          1,032,590
    01/01/2010 to 12/31/2010                                $8.23            $9.19          1,205,571
    01/01/2011 to 12/31/2011                                $9.19            $8.70            860,066
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                               $10.30           $10.22             43,077
    01/01/2003 to 12/31/2003                               $10.22           $11.98            814,135
    01/01/2004 to 12/31/2004                               $11.98           $12.71          1,012,739
    01/01/2005 to 12/31/2005                               $12.71           $12.69          1,294,706
    01/01/2006 to 12/31/2006                               $12.69           $13.76          1,196,608
    01/01/2007 to 12/31/2007                               $13.76           $14.42          1,051,089
    01/01/2008 to 12/31/2008                               $14.42           $10.93            929,322
    01/01/2009 to 12/31/2009                               $10.93           $14.52          1,689,546
    01/01/2010 to 12/31/2010                               $14.52           $16.27          1,430,293
    01/01/2011 to 12/31/2011                               $16.27           $17.70          1,455,420
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                $7.80            $6.50            228,033
    01/01/2003 to 12/31/2003                                $6.50            $8.46          4,075,719
    01/01/2004 to 12/31/2004                                $8.46            $9.67          5,717,404
    01/01/2005 to 12/31/2005                                $9.67           $10.20          7,048,023
    01/01/2006 to 12/31/2006                               $10.20           $10.80          5,983,458
    01/01/2007 to 12/31/2007                               $10.80           $12.26          5,638,342
    01/01/2008 to 12/31/2008                               $12.26            $6.82          3,539,119
    01/01/2009 to 12/31/2009                                $6.82            $8.74          4,539,651
    01/01/2010 to 12/31/2010                                $8.74           $10.34          4,594,031
    01/01/2011 to 12/31/2011                               $10.34           $10.11          3,055,225

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               $7.48            $5.31            112,701
    01/01/2003 to 12/31/2003                               $5.31            $6.44            893,170
    01/01/2004 to 12/31/2004                               $6.44            $7.04            791,823
    01/01/2005 to 12/31/2005                               $7.04            $7.39          1,025,239
    01/01/2006 to 12/31/2006                               $7.39            $8.01            758,550
    01/01/2007 to 12/31/2007                               $8.01            $9.10            686,498
    01/01/2008 to 12/31/2008                               $9.10            $5.72            700,352
    01/01/2009 to 12/31/2009                               $5.72            $7.03          1,732,194
    01/01/2010 to 12/31/2010                               $7.03            $7.82          2,119,460
    01/01/2011 to 12/31/2011                               $7.82            $7.68          1,429,953
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2005 to 12/31/2005                              $11.63           $12.11            192,419
    01/01/2006 to 12/31/2006                              $12.11           $13.66            174,411
    01/01/2007 to 12/31/2007                              $13.66           $13.86            156,606
    01/01/2008 to 12/31/2008                              $13.86            $8.47            191,791
    01/01/2009 to 12/31/2009                               $8.47           $11.62            547,214
    01/01/2010 to 12/31/2010                              $11.62           $14.18            743,476
    01/01/2011 to 12/31/2011                              $14.18           $13.52            516,116
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                              $10.57           $10.57            403,604
    01/01/2003 to 12/31/2003                              $10.57           $10.51          1,245,396
    01/01/2004 to 12/31/2004                              $10.51           $10.46          1,663,940
    01/01/2005 to 12/31/2005                              $10.46           $10.62          3,179,375
    01/01/2006 to 12/31/2006                              $10.62           $10.96          3,505,960
    01/01/2007 to 12/31/2007                              $10.96           $11.36          4,361,361
    01/01/2008 to 12/31/2008                              $11.36           $11.50          7,844,009
    01/01/2009 to 12/31/2009                              $11.50           $11.38          7,658,391
    01/01/2010 to 12/31/2010                              $11.38           $11.24          6,801,612
    01/01/2011 to 12/31/2011                              $11.24           $11.10          6,279,406
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                              $11.62           $10.26             69,657
    01/01/2003 to 12/31/2003                              $10.26           $13.82            781,348
    01/01/2004 to 12/31/2004                              $13.82           $16.76          1,116,503
    01/01/2005 to 12/31/2005                              $16.76           $18.55          1,303,740
    01/01/2006 to 12/31/2006                              $18.55           $20.28          1,086,861
    01/01/2007 to 12/31/2007                              $20.28           $20.66            975,347
    01/01/2008 to 12/31/2008                              $20.66           $11.78            570,591
    01/01/2009 to 12/31/2009                              $11.78           $16.36            867,525
    01/01/2010 to 12/31/2010                              $16.36           $19.95          1,067,139
    01/01/2011 to 12/31/2011                              $19.95           $19.21            718,917
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                              $7.24            $8.00            771,461
    01/01/2006 to 12/31/2006                               $8.00            $9.01            697,877
    01/01/2007 to 12/31/2007                               $9.01           $10.88            971,242
    01/01/2008 to 12/31/2008                              $10.88            $6.10            610,828
    01/01/2009 to 12/31/2009                               $6.10            $7.82          1,281,862
    01/01/2010 to 12/31/2010                               $7.82            $9.94          1,796,178
    01/01/2011 to 12/31/2011                               $9.94            $9.98          1,468,365

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                            $6.48            $4.71              44,611
    01/01/2003 to 12/31/2003                            $4.71            $6.86             258,089
    01/01/2004 to 12/31/2004                            $6.86            $7.41             293,384
    01/01/2005 to 12/31/2005                            $7.41            $7.35             267,925
    01/01/2006 to 12/31/2006                            $7.35            $7.82             344,893
    01/01/2007 to 12/31/2007                            $7.82            $9.17             382,635
    01/01/2008 to 12/31/2008                            $9.17            $5.20             242,993
    01/01/2009 to 12/31/2009                            $5.20            $6.30             809,394
    01/01/2010 to 12/31/2010                            $6.30            $7.48           1,201,338
    01/01/2011 to 04/29/2011                            $7.48            $8.40                   0
-------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                           $11.29           $10.09              38,260
    01/01/2003 to 12/31/2003                           $10.09           $12.08             956,856
    01/01/2004 to 12/31/2004                           $12.08           $12.18           2,189,975
    01/01/2005 to 12/31/2005                           $12.18           $12.22           2,996,256
    01/01/2006 to 12/31/2006                           $12.22           $12.53           2,687,532
    01/01/2007 to 12/31/2007                           $12.53           $13.21           2,594,813
    01/01/2008 to 12/31/2008                           $13.21           $13.19           1,654,958
    01/01/2009 to 12/31/2009                           $13.19           $14.36           2,949,882
    01/01/2010 to 12/31/2010                           $14.36           $14.74           3,080,140
    01/01/2011 to 12/31/2011                           $14.74           $14.88           2,600,827
-------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                           $11.80           $12.72             362,294
    01/01/2003 to 12/31/2003                           $12.72           $13.23           2,301,863
    01/01/2004 to 12/31/2004                           $13.23           $13.72           3,074,732
    01/01/2005 to 12/31/2005                           $13.72           $13.88           1,924,370
    01/01/2006 to 12/31/2006                           $13.88           $14.22           2,004,498
    01/01/2007 to 12/31/2007                           $14.22           $15.21           2,344,694
    01/01/2008 to 12/31/2008                           $15.21           $14.68           2,402,587
    01/01/2009 to 12/31/2009                           $14.68           $16.90          10,715,121
    01/01/2010 to 12/31/2010                           $16.90           $17.97          15,065,751
    01/01/2011 to 12/31/2011                           $17.97           $18.31          11,688,146
-------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                          $10.00           $10.04             215,280
    01/01/2006 to 12/31/2006                           $10.04           $10.70             443,968
    01/01/2007 to 12/31/2007                           $10.70           $11.49             649,597
    01/01/2008 to 12/31/2008                           $11.49            $9.14           3,492,156
    01/01/2009 to 12/31/2009                            $9.14           $10.83          16,345,435
    01/01/2010 to 12/31/2010                           $10.83           $11.83          21,296,028
    01/01/2011 to 12/31/2011                           $11.83           $11.79          20,978,607
-------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                           $18.70           $12.12               6,331
    01/01/2003 to 12/31/2003                           $12.12           $17.38             145,364
    01/01/2004 to 12/31/2004                           $17.38           $15.97             107,136
    01/01/2005 to 12/31/2005                           $15.97           $16.00             126,824
    01/01/2006 to 12/31/2006                           $16.00           $17.80             111,114
    01/01/2007 to 12/31/2007                           $17.80           $18.83             118,021
    01/01/2008 to 12/31/2008                           $18.83           $12.09             187,342
    01/01/2009 to 12/31/2009                           $12.09           $15.98             375,867
    01/01/2010 to 12/31/2010                           $15.98           $21.53             527,269
    01/01/2011 to 12/31/2011                           $21.53           $21.05             412,276

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                 $12.06           $10.79             66,744
    01/01/2003 to 12/31/2003                                 $10.79           $14.47            962,965
    01/01/2004 to 12/31/2004                                 $14.47           $16.64          1,293,786
    01/01/2005 to 12/31/2005                                 $16.64           $17.52          1,484,713
    01/01/2006 to 12/31/2006                                 $17.52           $20.77          1,198,255
    01/01/2007 to 12/31/2007                                 $20.77           $19.36          1,176,566
    01/01/2008 to 12/31/2008                                 $19.36           $13.44            760,721
    01/01/2009 to 12/31/2009                                 $13.44           $16.85            971,333
    01/01/2010 to 12/31/2010                                 $16.85           $20.96            983,045
    01/01/2011 to 12/31/2011                                 $20.96           $19.47            633,878
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                 $10.05            $8.61             82,054
    01/01/2003 to 12/31/2003                                  $8.61           $10.91            453,569
    01/01/2004 to 12/31/2004                                 $10.91           $12.28            603,508
    01/01/2005 to 12/31/2005                                 $12.28           $12.79            635,233
    01/01/2006 to 12/31/2006                                 $12.79           $15.33            815,109
    01/01/2007 to 12/31/2007                                 $15.33           $14.60            776,427
    01/01/2008 to 12/31/2008                                 $14.60            $8.38            424,531
    01/01/2009 to 12/31/2009                                  $8.38           $10.24            788,524
    01/01/2010 to 12/31/2010                                 $10.24           $11.45          1,004,584
    01/01/2011 to 12/31/2011                                 $11.45           $11.12            741,548
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                 $10.84           $12.32             36,987
    01/01/2003 to 12/31/2003                                 $12.32           $13.73            289,862
    01/01/2004 to 12/31/2004                                 $13.73           $14.73            657,913
    01/01/2005 to 12/31/2005                                 $14.73           $13.89            938,587
    01/01/2006 to 12/31/2006                                 $13.89           $14.58            836,914
    01/01/2007 to 12/31/2007                                 $14.58           $15.79            874,210
    01/01/2008 to 12/31/2008                                 $15.79           $15.21            536,127
    01/01/2009 to 12/31/2009                                 $15.21           $16.84          1,081,396
    01/01/2010 to 12/31/2010                                 $16.84           $17.58          1,391,312
    01/01/2011 to 12/31/2011                                 $17.58           $18.08          1,078,586
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  $7.12            $4.86            106,056
    01/01/2003 to 12/31/2003                                  $4.86            $5.93            263,698
    01/01/2004 to 12/31/2004                                  $5.93            $6.19            326,194
    01/01/2005 to 12/31/2005                                  $6.19            $7.12            512,014
    01/01/2006 to 12/31/2006                                  $7.12            $7.43            608,747
    01/01/2007 to 12/31/2007                                  $7.43            $7.94            919,355
    01/01/2008 to 12/31/2008                                  $7.94            $4.66          1,074,328
    01/01/2009 to 12/31/2009                                  $4.66            $7.06          3,806,238
    01/01/2010 to 12/31/2010                                  $7.06            $8.07          5,578,264
    01/01/2011 to 12/31/2011                                  $8.07            $7.84          3,909,559
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $10.00            $9.98             48,832
    01/01/2008 to 12/31/2008                                  $9.98            $9.35            677,200
    01/01/2009 to 12/31/2009                                  $9.35           $10.30          2,726,911
    01/01/2010 to 12/31/2010                                 $10.30           $10.97          3,801,379
    01/01/2011 to 12/31/2011                                 $10.97           $11.48          3,277,047

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                             --           $10.46            24,847
    01/01/2004 to 12/31/2004                                         $10.46           $12.31            62,400
    01/01/2005 to 12/31/2005                                         $12.31           $14.10           130,749
    01/01/2006 to 12/31/2006                                         $14.10           $17.15           182,002
    01/01/2007 to 12/31/2007                                         $17.15           $19.47           167,896
    01/01/2008 to 12/31/2008                                         $19.47           $11.25           150,691
    01/01/2009 to 12/31/2009                                         $11.25           $12.88           146,213
    01/01/2010 to 07/16/2010                                         $12.88           $12.26                 0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                          $9.04               --                 0
    01/01/2003 to 12/31/2003                                             --            $9.21            15,743
    01/01/2004 to 12/31/2004                                          $9.21            $9.75            26,849
    01/01/2005 to 12/31/2005                                          $9.75           $10.00            18,356
    01/01/2006 to 12/31/2006                                         $10.00           $10.47            19,700
    01/01/2007 to 12/31/2007                                         $10.47           $11.58            38,907
    01/01/2008 to 12/31/2008                                         $11.58            $8.32            68,712
    01/01/2009 to 12/31/2009                                          $8.32           $11.83           117,760
    01/01/2010 to 07/16/2010                                         $11.83           $11.08                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.28           $14.87           173,563
    01/01/2011 to 12/31/2011                                         $14.87           $12.81           149,767
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.08           $14.00           129,477
    01/01/2011 to 12/31/2011                                         $14.00           $13.08            90,859



 *  Denotes the start date of these sub-accounts

                                    OPTIMUM
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (2.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.66            $9.30           159,301
    01/01/2010 to 12/31/2010                               $9.30           $10.14           212,391
    01/01/2011 to 12/31/2011                              $10.14            $9.61           105,066
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.70            $8.26            53,149
    01/01/2010 to 12/31/2010                               $8.26            $9.15            55,133
    01/01/2011 to 12/31/2011                               $9.15            $9.23            13,061
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.97            $9.54           676,115
    01/01/2010 to 12/31/2010                               $9.54           $10.43           803,521
    01/01/2011 to 12/31/2011                              $10.43           $10.03           368,297

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.93            $8.71            23,375
    01/01/2010 to 12/31/2010                                       $8.71            $9.54            49,989
    01/01/2011 to 12/31/2011                                       $9.54            $9.24            18,206
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                                       $9.96            $9.95                 0
    01/01/2010 to 12/31/2010                                       $9.95           $10.59                 0
    01/01/2011 to 12/31/2011                                      $10.59           $10.97                 0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                                       $9.94            $9.57             5,603
    01/01/2010 to 12/31/2010                                       $9.57           $10.30           156,943
    01/01/2011 to 12/31/2011                                      $10.30           $11.00           575,620
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                                     $10.00           $10.67           310,356
    01/01/2011 to 12/31/2011                                      $10.67           $11.57           645,073
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                                       $9.92            $9.64                 0
    01/01/2010 to 12/31/2010                                       $9.64           $10.43                 0
    01/01/2011 to 12/31/2011                                      $10.43           $11.53           794,107
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                                       $9.91            $9.54                 0
    01/01/2010 to 12/31/2010                                       $9.54           $10.34             6,929
    01/01/2011 to 12/31/2011                                      $10.34           $11.67                 0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                       $9.88            $9.21                 0
    01/01/2010 to 12/31/2010                                       $9.21           $10.03           100,282
    01/01/2011 to 12/31/2011                                      $10.03           $11.59             8,944
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $10.00           $10.91            64,449
    01/01/2011 to 12/31/2011                                      $10.91           $12.78           706,219
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $10.00           $11.92           329,141
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.48            $9.13           708,219
    01/01/2010 to 12/31/2010                                       $9.13           $10.08           749,579
    01/01/2011 to 12/31/2011                                      $10.08            $9.58           281,330
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.68           $10.04            39,209
    01/01/2010 to 12/31/2010                                      $10.04           $12.58            51,647
    01/01/2011 to 12/31/2011                                      $12.58           $13.05            12,690
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.01            $9.09            19,394
    01/01/2010 to 12/31/2010                                       $9.09           $11.73            35,005
    01/01/2011 to 12/31/2011                                      $11.73            $9.92            19,569
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.64            $7.97             6,997
    01/01/2010 to 12/31/2010                                       $7.97            $8.76            13,269
    01/01/2011 to 12/31/2011                                       $8.76            $8.05             4,169

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.32           $11.11            17,908
    01/01/2010 to 12/31/2010                               $11.11           $12.96            39,965
    01/01/2011 to 12/31/2011                               $12.96           $12.25            10,818
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.48            $9.75            27,547
    01/01/2010 to 12/31/2010                                $9.75           $10.86            42,682
    01/01/2011 to 12/31/2011                               $10.86            $9.21            14,523
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.11           $10.46            44,606
    01/01/2010 to 12/31/2010                               $10.46           $11.31            49,149
    01/01/2011 to 12/31/2011                               $11.31            $9.63            11,615
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.60           $10.15             9,545
    01/01/2010 to 12/31/2010                               $10.15           $10.59            37,715
    01/01/2011 to 12/31/2011                               $10.59            $9.37            12,895
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $5.99            $7.55            12,659
    01/01/2010 to 12/31/2010                                $7.55            $8.32             4,760
    01/01/2011 to 12/31/2011                                $8.32            $7.76             3,241
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.89           $10.66            27,186
    01/01/2010 to 12/31/2010                               $10.66           $11.77            21,065
    01/01/2011 to 12/31/2011                               $11.77           $12.63            24,541
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.91            $8.75            37,494
    01/01/2010 to 12/31/2010                                $8.75           $10.20            63,578
    01/01/2011 to 12/31/2011                               $10.20            $9.84            22,561
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.93            $9.58             7,736
    01/01/2010 to 12/31/2010                                $9.58           $10.51             8,723
    01/01/2011 to 12/31/2011                               $10.51           $10.18             3,745
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $7.05            $9.30             8,401
    01/01/2010 to 12/31/2010                                $9.30           $11.19            30,309
    01/01/2011 to 12/31/2011                               $11.19           $10.52            11,640
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.32           $10.14           186,292
    01/01/2010 to 12/31/2010                               $10.14            $9.88            56,299
    01/01/2011 to 12/31/2011                                $9.88            $9.62            49,295
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $6.67            $8.99            13,800
    01/01/2010 to 12/31/2010                                $8.99           $10.81            36,557
    01/01/2011 to 12/31/2011                               $10.81           $10.26            11,055
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $8.41           $10.38             8,686
    01/01/2010 to 12/31/2010                               $10.38           $13.00            18,742
    01/01/2011 to 12/31/2011                               $13.00           $12.87             5,978

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $6.84            $8.27             9,909
    01/01/2010 to 12/31/2010                                          $8.27            $9.69            15,269
    01/01/2011 to 04/29/2011                                          $9.69           $10.83                 0
---------------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.59           $11.07            27,342
    01/01/2010 to 12/31/2010                                         $11.07           $11.20            33,522
    01/01/2011 to 12/31/2011                                         $11.20           $11.14            14,026
---------------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.49           $11.57           100,899
    01/01/2010 to 12/31/2010                                         $11.57           $12.13           259,444
    01/01/2011 to 12/31/2011                                         $12.13           $12.18            94,206
---------------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                          $8.86           $10.22           159,770
    01/01/2010 to 12/31/2010                                         $10.22           $11.00           172,519
    01/01/2011 to 12/31/2011                                         $11.00           $10.81            76,467
---------------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $7.46            $9.76             4,989
    01/01/2010 to 12/31/2010                                          $9.76           $12.96             8,672
    01/01/2011 to 12/31/2011                                         $12.96           $12.49             3,795
---------------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                          $7.42            $9.59            57,584
    01/01/2010 to 12/31/2010                                          $9.59           $11.76            57,699
    01/01/2011 to 12/31/2011                                         $11.76           $10.77            18,951
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                          $6.07            $7.73            14,808
    01/01/2010 to 12/31/2010                                          $7.73            $8.52            17,597
    01/01/2011 to 12/31/2011                                          $8.52            $8.16             8,102
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.71           $10.73            31,524
    01/01/2010 to 12/31/2010                                         $10.73           $11.04            39,047
    01/01/2011 to 12/31/2011                                         $11.04           $11.19            17,715
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $8.57           $11.25            13,227
    01/01/2010 to 12/31/2010                                         $11.25           $12.68            16,377
    01/01/2011 to 12/31/2011                                         $12.68           $12.14             5,215
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.32            $9.99            50,536
    01/01/2010 to 12/31/2010                                          $9.99           $10.49            80,747
    01/01/2011 to 12/31/2011                                         $10.49           $10.83            33,098
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                          $7.46            $9.41             2,694
    01/01/2010 to 07/16/2010                                          $9.41            $8.89                 0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                          $9.09           $11.76             1,366
    01/01/2010 to 07/16/2010                                         $11.76           $10.93                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $8.91           $10.72             2,060
    01/01/2011 to 12/31/2011                                         $10.72            $9.10               775

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                $10.93           $13.72            1,684
    01/01/2011 to 12/31/2011                                 $13.72           $12.64              457



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM FOUR
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $11.78           $11.90           4,205,656
    01/01/2006 to 12/31/2006                              $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                              $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                              $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                               $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                               $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                              $11.18           $11.39           5,937,210
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                              $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                              $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                              $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                               $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                               $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                              $10.99           $10.67          99,522,684
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    06/20/2005* to 12/31/2005                             $12.81           $13.47           2,585,881
    01/01/2006 to 12/31/2006                              $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                              $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                              $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                               $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                              $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                              $12.73           $12.46           3,528,509

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                                     $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                                      $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                                      $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                                      $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                                       $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                                       $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                                      $10.62           $10.19         100,099,910
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    06/20/2005* to 12/31/2005                                     $19.77           $20.88           3,749,124
    01/01/2006 to 12/31/2006                                      $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                                      $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                                      $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                                      $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                                      $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                                      $23.19           $24.31           2,210,944
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                                       $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                                      $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                                      $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                                      $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                                      $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                                      $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                                      $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                                      $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                                      $18.85           $16.11           4,029,967
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                           --            $9.72             835,523
    01/01/2003 to 12/31/2003                        $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                       $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                       $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                       $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                       $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                       $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                       $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                       $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                       $17.92           $15.34           5,734,722
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                           --            $8.19             269,995
    01/01/2003 to 12/31/2003                        $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                       $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                       $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                       $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                       $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                       $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                       $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                       $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                       $16.10           $13.85           2,916,031
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                           --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                        $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                       $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                       $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                       $14.60           $13.05           4,359,903
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                           --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                        $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                        $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                       $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                       $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                       $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                       $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                        $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                        $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                        $9.78            $9.21           4,698,568

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                               $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                               $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                               $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                               $15.32           $16.60           9,200,629
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                                $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                               $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                               $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                               $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                               $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                               $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                                $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                               $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                               $12.79           $12.47          14,080,420
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                                $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                                $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                                $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                               $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                               $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                               $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                                $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                                $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                               $10.82           $10.57           4,289,955
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2005 to 12/31/2005                               $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                               $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                               $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                               $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                                $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                               $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                               $14.72           $13.98           2,405,087
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                                $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                                $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                                $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                                $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                               $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                               $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                               $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                               $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                               $10.25           $10.09          50,902,069

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $10.98           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.67             639,695
    01/01/2003 to 12/31/2003                               $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                              $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                              $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                              $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                              $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                              $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                               $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                               $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                              $11.79           $13.23                   0
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                  --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                              $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                              $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                              $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                              $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                              $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                              $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                              $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                              $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                              $12.46           $12.53          18,155,075
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                  --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                              $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                              $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                              $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                              $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                              $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                              $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                              $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                              $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                              $14.46           $14.67          60,233,010

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                                $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                 $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                 $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                 $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                                  $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                                 $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                                 $11.58           $11.51          96,778,216
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                                  $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                                  $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                                  $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                                  $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                                 $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                                 $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                                  $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                                  $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                                 $11.91           $11.60           3,213,655
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                  $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                 $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                 $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                 $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                 $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                 $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                                 $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                                 $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                                 $17.49           $16.17           5,166,090
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                  $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                 $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                 $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                 $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                 $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                 $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                                  $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                                 $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                                 $11.28           $10.91           3,313,597
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                     --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                 $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                 $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                 $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                 $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                 $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                 $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                                 $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                                 $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                                 $15.67           $16.05           6,639,260

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                             --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                          $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                          $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                          $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                         $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                         $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                         $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                          $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                         $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                         $12.01           $11.61           9,294,364
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                        $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                          $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                          $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                         $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                         $10.83           $11.29          18,170,336
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2002 to 12/31/2002                                             --            $8.15             113,389
    01/01/2003 to 12/31/2003                                          $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                         $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                         $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                         $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                         $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                         $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                         $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                         $14.01           $13.31                   0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                             --            $7.78              39,943
    01/01/2003 to 12/31/2003                                          $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                         $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                         $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                         $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                         $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                         $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                          $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                         $13.42           $12.54                   0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11             637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82             523,908
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82             385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72             411,256



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM FOUR
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                               $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                               $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                              $10.36           $11.41           300,079
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                               $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                               $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                              $10.27           $11.55                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                               $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                               $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                               $9.96           $11.46             5,989
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                             $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                              $10.87           $12.68           479,189
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                             $10.00           $11.87           148,179

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                                      $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                                      $13.44           $12.71            48,818
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                                      $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                                      $17.98           $18.59             1,055
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                                      $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                                      $16.57           $13.96             5,255
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                                      $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                                      $15.56           $14.64             5,719
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                                      $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                                      $14.63           $12.35             3,255
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                                      $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                                      $14.02           $11.88             1,271
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                                      $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                                      $14.02           $12.35             3,646
------------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.06           $12.65               573
    01/01/2010 to 12/31/2010                                      $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                                      $13.88           $12.89             2,571
------------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                                      $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                                      $13.20           $14.10             3,371
------------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                                      $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                                      $14.66           $14.09             6,178
------------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                                      $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                                      $13.20           $12.72             5,650

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                                 $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                                 $15.75           $14.74             4,926
-------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                                  $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                                  $9.50            $9.22            22,753
-------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                                 $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                                 $16.31           $15.42               751
-------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                                 $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                                 $15.32           $15.10             3,661
-------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                                 $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                                 $13.98           $15.60                 0
-------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                                 $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                                 $10.49           $10.40             3,150
-------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                                 $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                                 $11.46           $11.47            92,726
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                 $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                 $12.36           $12.10            76,596
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                 $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                 $17.25           $16.57             1,545
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                 $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                 $15.70           $14.31             2,394
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                 $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                 $14.07           $13.42             1,337
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                 $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                 $11.31           $11.42             8,552

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                         $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                         $14.68           $13.99             4,943
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                         $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                         $11.17           $11.48             2,004
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                         $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                         $12.65           $11.93                 0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                          $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                         $12.76           $11.82                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34                 0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.82           $14.81                 0
    01/01/2011 to 12/31/2011                                         $14.81           $13.59                 0



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM PLUS
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $11.78           $11.90           4,205,656
    01/01/2006 to 12/31/2006                              $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                              $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                              $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                               $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                               $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                              $11.18           $11.39           5,937,210

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                         $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                         $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                         $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                          $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                          $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                         $10.99           $10.67          99,522,684
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    06/20/2005* to 12/31/2005                        $12.81           $13.47           2,585,881
    01/01/2006 to 12/31/2006                         $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                         $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                         $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                          $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                         $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                         $12.73           $12.46           3,528,509
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                         $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                         $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                         $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                          $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                          $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                         $10.62           $10.19         100,099,910
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    06/20/2005* to 12/31/2005                        $19.77           $20.88           3,749,124
    01/01/2006 to 12/31/2006                         $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                         $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                         $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                         $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                         $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                         $23.19           $24.31           2,210,944
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                             --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                          $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                         $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                         $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                         $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                         $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                         $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                         $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                         $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                         $18.85           $16.11           4,029,967

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $9.72             835,523
    01/01/2003 to 12/31/2003                                       $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                                      $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                                      $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                                      $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                                      $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                                      $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                                      $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                                      $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                                      $17.92           $15.34           5,734,722
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                          --            $8.19             269,995
    01/01/2003 to 12/31/2003                                       $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                                      $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                                      $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                                      $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                                      $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                                      $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                                      $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                                      $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                                      $16.10           $13.85           2,916,031

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                                $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                               $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                               $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                               $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                               $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                               $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                               $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                               $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                               $14.60           $13.05           4,359,903
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                               $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                               $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                               $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                               $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                                $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                                $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                                $9.78            $9.21           4,698,568
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                               $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                               $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                               $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                               $15.32           $16.60           9,200,629
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                   --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                                $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                               $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                               $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                               $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                               $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                               $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                                $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                               $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                               $12.79           $12.47          14,080,420

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                               $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                               $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                               $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                              $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                              $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                              $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                               $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                               $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                              $10.82           $10.57           4,289,955
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2005 to 12/31/2005                              $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                              $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                              $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                              $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                               $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                              $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                              $14.72           $13.98           2,405,087
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                  --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $10.98           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                            $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                            $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                           $11.79           $13.23                   0
-------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2002 to 12/31/2002                               --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                           $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                           $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                           $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                           $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                           $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                           $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                           $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                           $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                           $12.46           $12.53          18,155,075
-------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2002 to 12/31/2002                               --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                           $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                           $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                           $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                           $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                           $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                           $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                           $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                           $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                           $14.46           $14.67          60,233,010
-------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                          $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                           $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                           $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                           $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                            $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                           $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                           $11.58           $11.51          96,778,216
-------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                            $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                            $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                           $11.91           $11.60           3,213,655

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                  $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                 $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                 $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                 $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                 $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                 $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                                 $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                                 $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                                 $17.49           $16.17           5,166,090
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                  $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                 $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                 $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                 $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                 $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                 $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                                  $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                                 $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                                 $11.28           $10.91           3,313,597
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2002 to 12/31/2002                                     --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                 $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                 $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                 $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                 $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                 $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                 $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                                 $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                                 $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                                 $15.67           $16.05           6,639,260
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2002 to 12/31/2002                                     --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                  $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                  $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                  $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                 $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                 $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                 $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                  $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                 $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                 $12.01           $11.61           9,294,364
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                  $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                 $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                 $10.83           $11.29          18,170,336

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2002 to 12/31/2002                                             --            $8.15            113,389
    01/01/2003 to 12/31/2003                                          $8.15           $11.65            189,143
    01/01/2004 to 12/31/2004                                         $11.65           $13.66            414,631
    01/01/2005 to 12/31/2005                                         $13.66           $15.59            689,816
    01/01/2006 to 12/31/2006                                         $15.59           $18.88          1,081,552
    01/01/2007 to 12/31/2007                                         $18.88           $21.35          1,401,663
    01/01/2008 to 12/31/2008                                         $21.35           $12.29            984,931
    01/01/2009 to 12/31/2009                                         $12.29           $14.01            668,798
    01/01/2010 to 07/16/2010                                         $14.01           $13.31                  0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2002 to 12/31/2002                                             --            $7.78             39,943
    01/01/2003 to 12/31/2003                                          $7.78           $10.71            404,789
    01/01/2004 to 12/31/2004                                         $10.71           $11.29            570,123
    01/01/2005 to 12/31/2005                                         $11.29           $11.53            281,775
    01/01/2006 to 12/31/2006                                         $11.53           $12.03            241,307
    01/01/2007 to 12/31/2007                                         $12.03           $13.24            249,298
    01/01/2008 to 12/31/2008                                         $13.24            $9.48            271,517
    01/01/2009 to 12/31/2009                                          $9.48           $13.42            749,780
    01/01/2010 to 07/16/2010                                         $13.42           $12.54                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM PLUS
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                                      $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                                      $13.81           $13.33             1,157
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                                       $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                                       $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                                      $10.52           $10.85                 0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                                       $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                                       $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                                      $10.23           $10.88            99,457
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                                     $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                                      $10.63           $11.48           166,186
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                                       $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                                       $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                                      $10.36           $11.41           300,079
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                                       $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                                       $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                                      $10.27           $11.55                 0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                       $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                                       $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                                       $9.96           $11.46             5,989
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                                      $10.87           $12.68           479,189
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $10.00           $11.87           148,179
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                                      $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                                      $13.44           $12.71            48,818
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                                      $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                                      $17.98           $18.59             1,055
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                                      $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                                      $16.57           $13.96             5,255
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                               $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                               $15.56           $14.64             5,719
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                               $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                               $14.63           $12.35             3,255
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                               $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                               $14.02           $11.88             1,271
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                               $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                               $14.02           $12.35             3,646
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.06           $12.65               573
    01/01/2010 to 12/31/2010                               $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                               $13.88           $12.89             2,571
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                               $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                               $13.20           $14.10             3,371
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                               $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                               $14.66           $14.09             6,178
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                               $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                               $13.20           $12.72             5,650
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                               $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                               $15.75           $14.74             4,926
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                                $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                                $9.50            $9.22            22,753
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                               $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                               $16.31           $15.42               751
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                               $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                               $15.32           $15.10             3,661

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                                         $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                                         $13.98           $15.60                 0
---------------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                                         $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                                         $10.49           $10.40             3,150
---------------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                                         $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                                         $11.46           $11.47            92,726
---------------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                         $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                         $12.36           $12.10            76,596
---------------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                         $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                         $17.25           $16.57             1,545
---------------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                         $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                         $15.70           $14.31             2,394
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                         $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                         $14.07           $13.42             1,337
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                         $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                         $11.31           $11.42             8,552
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                         $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                         $14.68           $13.99             4,943
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                         $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                         $11.17           $11.48             2,004
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                         $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                         $12.65           $11.93                 0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                          $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                         $12.76           $11.82                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34                 0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13                 0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                $11.82           $14.81              0
    01/01/2011 to 12/31/2011                                 $14.81           $13.59              0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth    =      Account Value of variable        minus      purchase payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

                =    $90,000 - [$90,000 * $15,000/$75,000]
                =    $90,000 - $18,000
                =    $72,000

     Basic      =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
     Death
     Benefit
                =    max [$80,000, $40,000]
                =    $80,000

     The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

       APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES

   . You can elect an asset allocation program provided by LPL Financial Corporation ("LPL"), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL's evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit ("HD5"), the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5"), the Highest Daily Lifetime Seven Benefit (including the "Plus" version) ("HD7"), the Spousal Highest Daily Lifetime Seven Benefit (including the "Plus" version) ("SHD7"), the Highest Daily Lifetime 6 Plus Benefits, or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.


   . Prudential Annuities does not design the program or the models, and it is not responsible for the program or the models. Prudential Annuities does not provide investment advice and is responsible only for administering the model you select.

   . PLEASE SEE YOUR PROGRAM MATERIALS FOR A DETAILED DESCRIPTION OF LPL'S ASSET ALLOCATION PROGRAM INCLUDING THE AVAILABLE MODEL PORTFOLIOS. YOU CAN OBTAIN THESE MATERIALS FROM YOUR LPL FINANCIAL PROFESSIONAL.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . ADDITIONAL PURCHASE PAYMENTS: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . REBALANCING YOUR MODEL PORTFOLIO: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . OWNER CHANGES IN CHOICE OF MODEL PORTFOLIO: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you move your account from LPL to another firm, and you have elected one of the optional benefits mentioned above, then termination of your asset allocation program with LPL must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. Prudential Annuities reserves the right to change the way in which we administer the program and to terminate our administration of the program.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, Prudential Annuities will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

       APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on factors such as the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your Annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the Annuity. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the
    Annuity;
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity; and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your Annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the Annuity; and
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

 The following chart outlines some of the different features for each sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your Annuities can grow or decrease depending on market conditions and the comparable value of each of the Annuities (which reflects the charges associated with the Annuities) under the assumptions noted.

 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". For example, Optimum Plus has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is the same as the Insurance charge of Optimum Four (in Annuity Years 1-10). However, Optimum Plus offers purchase credits that the other Annuities do not. Optimum has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. Optimum Four has the same Insurance charge as the Insurance charge/Distribution charge of Optimum Plus (in Annuity Years 1-10), and offers the shortest CDSC period among the three Annuities. Optimum and Optimum Four offer Loyalty credits, whereas Optimum Plus does not offer such credits. As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.

 PRUDENTIAL ANNUITIES ANNUITY PRODUCT COMPARISON Below is a summary of Prudential Annuities' sold annuity products through this prospectus offered exclusively through LPL Financial Corporation. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. NOTE THAT NOT ALL OF THE OPTIONAL BENEFITS LISTED ARE CURRENTLY OFFERED.

                                        Optimum Four                                       Optimum
Minimum Investment                      $10,000                                     $1,000
-------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                       85                                          80
-------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales               4 Years                                     8 Years
 Charge Schedule                        (8.5%, 8%, 7%, 6%)                          (7.5%, 7%, 6.5%, 6%, 5%, 4%,
                                                                                    3%, 2%)
-------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution              1.65%                                       1.25% years 1-8;
 Charge                                                                             0.65% years 9+
-------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                  Lesser of $35 or                            Lesser of $35 or
                                        2% of Account Value* (if Account            2% of Account Value* (if Account
                                        Value is less than $100,000)                Value is less than $100,000)
-------------------------------------------------------------------------------------------------------------------------
Contract Credit                         Yes. Generally, we apply a                  Yes. Generally, we apply a
                                        Loyalty Credit to your Annuity's            Loyalty Credit to your Annuity's
                                        Account Value at the end of your            Account Value at the end of your
                                        fifth Annuity year (i.e., on your           fifth Annuity year (i.e., on your
                                        fifth Annuity Anniversary). The             fifth Annuity Anniversary). The
                                        Loyalty Credit is equal to 2.75%            Loyalty Credit is equal to 0.50%
                                        of total Purchase Payments made             of total Purchase Payments made
                                        during the first four contract years        during the first four contract years
                                        less the cumulative amount of               less the cumulative amount of
                                        withdrawals made (including the             withdrawals made (including the
                                        deduction of any CDSC amounts)              deduction of any CDSC amounts)
                                        through the fifth Annuity                   through the fifth Annuity
                                        Anniversary. (Above figures                 Anniversary. (Above figures
                                        applicable to new issues).                  applicable to new issues).
-------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early                 Fixed Allocation Available                  Fixed Allocation Available
 withdrawals are subject                (currently offering durations of:           (currently offering durations of:
 to a Market Value                      1,2,3,5,7,10 years)                         1,2,3,5,7,10 years)
 Adjustment)
-------------------------------------------------------------------------------------------------------------------------
Variable Investment                     See "Investment Options" section            See "Investment Options" section
 Options                                of Prospectus. Not all options              of Prospectus. Not all options
                                        available with certain optional             available with certain optional
                                        benefits.                                   benefits.
-------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                     The greater of: Purchase Payments           The greater of: Purchase Payments
                                        less proportional withdrawals or            less proportional withdrawals or
                                        account value (no MVA Applied).             account value (no MVA Applied).



-------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                 Enhanced Beneficiary Protection             EBP II,
 (for an additional cost)               (EBPII)                                     HDV,
                                        Highest Daily Value (HDV)                   HAV,
                                        Highest Anniversary Value (HAV)             Combo 5% Roll-up/HAV
                                        Combo 5% Roll Up/HAV
-------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                 GRO/GRO Plus, HD GRO,                       GRO/GRO Plus, HD GRO,
 additional cost)                       GMWB,                                       GMWB,
                                        GMIB,                                       GMIB,
                                        Lifetime Five, Spousal                      Lifetime Five, Spousal
                                        Lifetime Five,                              Lifetime Five,
                                        Highest Daily Lifetime Five,                Highest Daily Lifetime
                                        Highest Daily Lifetime Seven (and           Five, Highest Daily Lifetime
                                        spousal version) and "Plus"                 Seven (and spousal version) and
                                        versions                                    "Plus" versions
                                        GRO Plus II,                                GRO Plus II,
                                        HD GRO II,                                  HD GRO II,
                                        Highest Daily Lifetime 6 Plus,              Highest Daily Lifetime 6 Plus,
                                        Spousal Highest Daily Lifetime              Spousal Highest Daily Lifetime
                                        6 Plus                                      6 Plus
-------------------------------------------------------------------------------------------------------------------------
Annuity Rewards                         Available after initial withdrawal          Available after initial CDSC
                                        period                                      period
-------------------------------------------------------------------------------------------------------------------------

                                       Optimum Plus
Minimum Investment                      $10,000
---------------------------------------------------------------------------
Maximum Issue Age                       75
---------------------------------------------------------------------------
Contingent Deferred Sales               10 Years
 Charge Schedule                        (9%, 9%, 8%, 7%, 6%, 5%, 4%,
                                        3%, 2%, 1%)
---------------------------------------------------------------------------
Insurance and Distribution              1.65% years 1-10;
 Charge                                 0.65% years 11+
---------------------------------------------------------------------------
Annual Maintenance Fee                  Lesser of $35 or
                                        2% of Account Value

---------------------------------------------------------------------------
Contract Credit                         Yes. The amount of the credit
                                        applied to a Purchase Payment is
                                        based on the year the Purchase
                                        Payment is received, for the first
                                        6 years of the contract as follows:
                                        the credit percentages for each
                                        year, starting with the first, are
                                        6.50%, 5.00%, 4.00%, 3.00%,
                                        2.00%, and 1.00%. Recaptured in
                                        certain circumstances. (Above
                                        figures applicable to new issues).



---------------------------------------------------------------------------
Fixed Allocation (early                 Fixed Allocation Available
 withdrawals are subject                (currently offering durations of:
 to a Market Value                      1,2,3,5,7,10 years)
 Adjustment)
---------------------------------------------------------------------------
Variable Investment                     See "Investment Options" section
 Options                                of Prospectus. Not all options
                                        available with certain optional
                                        benefits.
---------------------------------------------------------------------------
Basic Death Benefit                     The greater of: Purchase Payments
                                        less proportional withdrawals or
                                        account value (no MVA Applied)
                                        less an amount equal to the credits
                                        applied within the 12 months prior
                                        to date of death.
---------------------------------------------------------------------------
Optional Death Benefits                 EBP II,
 (for an additional cost)               HDV,
                                        HAV,
                                        Combo 5% Roll-up/HAV

---------------------------------------------------------------------------
Living Benefits (for an                 GRO/GRO Plus, HD GRO,
 additional cost)                       GMWB,
                                        GMIB,
                                        Lifetime Five, Spousal
                                        Lifetime Five,
                                        Highest Daily Lifetime
                                        Five, Highest Daily Lifetime
                                        Seven (and spousal version) and
                                        "Plus" versions
                                        GRO Plus II,
                                        HD GRO II,
                                        Highest Daily Lifetime 6 Plus,
                                        Spousal Highest Daily Lifetime
                                        6 Plus
---------------------------------------------------------------------------
Annuity Rewards                         Available after initial CDSC
                                        period
---------------------------------------------------------------------------

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). In the tables below, we use shading to designate which of the three Annuities has the greatest surrender value in particular Annuity Years.


 0% GROSS RATE OF RETURN



              ---------------------------------------------------------
                   Optimum 4           Optimum          Optimum Plus
              ---------------------------------------------------------
              Net rate of return  Net rate of return Net rate of return
              All years  -2.66%   Yrs 1-8   -2.27%   Yrs 1-10  -2.66%
                                   Yrs 9+   -1.67%   Yrs 11+   -1.67%
         --------------------------------------------------------------
              Contract  Surrender Contract Surrender Contract Surrender
         Year   Value     Value    Value     Value    Value     Value
         --------------------------------------------------------------
           1   97,344    88,844    97,739   90,239   103,672   94,672
         --------------------------------------------------------------
           2   94,718    86,718    95,489   88,489   100,877   91,877
         --------------------------------------------------------------
           3   92,161    85,161    93,290   86,790    98,156   90,156
         --------------------------------------------------------------
           4   89,673    83,673    91,141   85,141    95,508   88,508
         --------------------------------------------------------------
           5   87,251    87,251    89,040   84,040    92,931   86,931
         --------------------------------------------------------------
           6   87,570    87,570    87,476   83,476    90,422   85,422
         --------------------------------------------------------------
           7   85,204    85,204    85,459   82,459    87,980   83,980
         --------------------------------------------------------------
           8   82,901    82,901    83,487   81,487    85,603   82,603
         --------------------------------------------------------------
           9   80,660    80,660    82,054   82,054    83,289   81,289
         --------------------------------------------------------------
          10   78,478    78,478    80,647   80,647    81,037   80,037
         --------------------------------------------------------------
          11   76,354    76,354    79,263   79,263    79,645   79,645
         --------------------------------------------------------------
          12   74,286    74,286    77,902   77,902    78,278   78,278
         --------------------------------------------------------------
          13   72,274    72,274    76,564   76,564    76,933   76,933
         --------------------------------------------------------------
          14   70,315    70,315    75,249   75,249    75,612   75,612
         --------------------------------------------------------------
          15   68,409    68,409    73,955   73,955    74,312   74,312
         --------------------------------------------------------------
          16   66,553    66,553    72,683   72,683    73,034   73,034
         --------------------------------------------------------------
          17   64,746    64,746    71,433   71,433    71,778   71,778
         --------------------------------------------------------------
          18   62,988    62,988    70,203   70,203    70,542   70,542
         --------------------------------------------------------------
          19   61,277    61,277    68,994   68,994    69,327   69,327
         --------------------------------------------------------------
          20   59,611    59,611    67,805   67,805    68,133   68,133
         --------------------------------------------------------------
          21   57,989    57,989    66,636   66,636    66,958   66,958
         --------------------------------------------------------------
          22   56,411    56,411    65,486   65,486    65,803   65,803
         --------------------------------------------------------------
          23   54,875    54,875    64,356   64,356    64,668   64,668
         --------------------------------------------------------------
          24   53,379    53,379    63,245   63,245    63,551   63,551
         --------------------------------------------------------------
          25   51,924    51,924    62,152   62,152    62,454   62,454
         --------------------------------------------------------------



 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses =1.03%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 6% GROSS RATE OF RETURN



              ---------------------------------------------------------
                   Optimum 4           Optimum          Optimum Plus
              ---------------------------------------------------------
              Net rate of return  Net rate of return Net rate of return
              All years   3.18%   Yrs 1-8    3.60%   Yrs 1-10   3.18%
                                   Yrs 9+    4.23%   Yrs 11+    4.23%
         --------------------------------------------------------------
              Contract  Surrender Contract Surrender Contract Surrender
         Year   Value     Value    Value     Value    Value     Value
         --------------------------------------------------------------
           1   103,168    94,668  103,587    96,087  109,874   100,874
         --------------------------------------------------------------
           2   106,446    98,446  107,313   100,313  113,329   104,329
         --------------------------------------------------------------
           3   109,828   102,828  111,173   104,673  116,894   108,894
         --------------------------------------------------------------
           4   113,318   107,318  115,171   109,171  120,572   113,572
         --------------------------------------------------------------
           5   116,918   116,918  119,314   114,314  124,366   118,366
         --------------------------------------------------------------
           6   123,470   123,470  124,123   120,123  128,282   123,282
         --------------------------------------------------------------
           7   127,393   127,393  128,588   125,588  132,321   128,321
         --------------------------------------------------------------
           8   131,440   131,440  133,213   131,213  136,489   133,489
         --------------------------------------------------------------
           9   135,617   135,617  138,841   138,841  140,790   138,790
         --------------------------------------------------------------
          10   139,925   139,925  144,708   144,708  145,227   144,227
         --------------------------------------------------------------
          11   144,371   144,371  150,824   150,824  151,324   151,324
         --------------------------------------------------------------
          12   148,958   148,958  157,198   157,198  157,683   157,683
         --------------------------------------------------------------
          13   153,691   153,691  163,842   163,842  164,310   164,310
         --------------------------------------------------------------
          14   158,574   158,574  170,767   170,767  171,218   171,218
         --------------------------------------------------------------
          15   163,612   163,612  177,984   177,984  178,418   178,418
         --------------------------------------------------------------
          16   168,810   168,810  185,506   185,506  185,922   185,922
         --------------------------------------------------------------
          17   174,174   174,174  193,346   193,346  193,743   193,743
         --------------------------------------------------------------
          18   179,708   179,708  201,517   201,517  201,895   201,895
         --------------------------------------------------------------
          19   185,418   185,418  210,034   210,034  210,391   210,391
         --------------------------------------------------------------
          20   191,309   191,309  218,911   218,911  219,246   219,246
         --------------------------------------------------------------
          21   197,387   197,387  228,162   228,162  228,476   228,476
         --------------------------------------------------------------
          22   203,658   203,658  237,805   237,805  238,095   238,095
         --------------------------------------------------------------
          23   210,129   210,129  247,856   247,856  248,121   248,121
         --------------------------------------------------------------
          24   216,805   216,805  258,331   258,331  258,571   258,571
         --------------------------------------------------------------
          25   223,694   223,694  269,248   269,248  269,463   269,463
         --------------------------------------------------------------



 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.03%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 10% GROSS RATE OF RETURN



             ---------------------------------------------------------
                  Optimum 4           Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   7.07%   Yrs 1-8    7.51%   Yrs 1-10   7.07%
                                  Yrs 9+    8.16%   Yrs 11+    8.16%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   107,051    98,551  107,485    99,985  114,009   105,009
         -------------------------------------------------------------
          2   114,620   106,620  115,553   108,553  122,033   113,033
         -------------------------------------------------------------
          3   122,724   115,724  124,226   117,726  130,624   122,624
         -------------------------------------------------------------
          4   131,402   125,402  133,551   127,551  139,822   132,822
         -------------------------------------------------------------
          5   140,693   140,693  143,576   138,576  149,671   143,671
         -------------------------------------------------------------
          6   153,585   153,585  154,890   150,890  160,217   155,217
         -------------------------------------------------------------
          7   164,444   164,444  166,516   163,516  171,508   167,508
         -------------------------------------------------------------
          8   176,071   176,071  179,015   177,015  183,597   180,597
         -------------------------------------------------------------
          9   188,521   188,521  193,619   193,619  196,541   194,541
         -------------------------------------------------------------
         10   201,851   201,851  209,417   209,417  210,400   209,400
         -------------------------------------------------------------
         11   216,123   216,123  226,504   226,504  227,524   227,524
         -------------------------------------------------------------
         12   231,404   231,404  244,985   244,985  246,050   246,050
         -------------------------------------------------------------
         13   247,766   247,766  264,974   264,974  266,088   266,088
         -------------------------------------------------------------
         14   265,285   265,285  286,594   286,594  287,762   287,762
         -------------------------------------------------------------
         15   284,043   284,043  309,979   309,979  311,203   311,203
         -------------------------------------------------------------
         16   304,126   304,126  335,271   335,271  336,558   336,558
         -------------------------------------------------------------
         17   325,630   325,630  362,627   362,627  363,981   363,981
         -------------------------------------------------------------
         18   348,654   348,654  392,215   392,215  393,642   393,642
         -------------------------------------------------------------
         19   373,307   373,307  424,217   424,217  425,722   425,722
         -------------------------------------------------------------
         20   399,702   399,702  458,831   458,831  460,421   460,421
         -------------------------------------------------------------
         21   427,964   427,964  496,268   496,268  497,950   497,950
         -------------------------------------------------------------
         22   458,224   458,224  536,761   536,761  538,542   538,542
         -------------------------------------------------------------
         23   490,623   490,623  580,557   580,557  582,446   582,446
         -------------------------------------------------------------
         24   525,314   525,314  627,927   627,927  629,932   629,932
         -------------------------------------------------------------
         25   562,457   562,457  679,162   679,162  681,292   681,292
         -------------------------------------------------------------



 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses =1.03%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

     APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                          Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                          Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R ((GREATER THAN)) CU (BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    { Min ( V, [ L - F - V * C\\t\\] / ( 1 - C\\t\\))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

                  FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
                           TARGET VALUE CALCULATION:

 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

       If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, no additional transfer calculations are performed on the effective date, and future transfers to the Benefit Fixed Rate Account will not occur at least until there is first a transfer out of the Benefit Fixed Rate Account.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than) = .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to Benefit Fixed Rate Account
 T    =    Min (F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                               Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

   APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT

                   Optimum Four NY        Optimum NY         Optimum Plus NY
 Minimum         $10,000              $1,000               $10,000
  Investment
 ------------------------------------------------------------------------------
 Maximum Issue   Annuitant 85         Annuitant 85         Annuitant 85
  Age            Oldest Owner 85      Oldest Owner 80      Oldest Owner 75
 ------------------------------------------------------------------------------
 Contingent      4 Years              7 Years              10 Years
  Deferred       (7%, 6%, 5%, 4%)     (7%, 6%, 5%, 4%,     (9%, 9%, 8%, 7%,
  Sales Charge   (Applied to          3%, 2%, 1%)          6%, 5%, 4%, 3%, 2%,
  Schedule       Purchase Payments    (Applied to          1%) (Applied to
                 based on the         Purchase Payments    Purchase Payments
                 inception date of    based on the         based on the
                 the Annuity)         inception date of    inception date of
                                      the Annuity)         the Annuity)
 ------------------------------------------------------------------------------
 Insurance       1.65%                0.65%                0.65%
  Charge
 ------------------------------------------------------------------------------
 Distribution    N/A                  0.60% annuity years  1.00% annuity years
  Charge                              1-7                  1-10
                                      0.0% annuity years   0.00% annuity years
                                      8+                   11+
 ------------------------------------------------------------------------------
 Annual          Lesser of $30 or 2%  Lesser of $30 or 2%  Lesser of $30 or 2%
  Maintenance    of Account Value.    of Account Value.    of Account Value
  Fee            Waived for Account   Waived for Account
                 Values exceeding     Values exceeding
                 $100,000             $100,000
 ------------------------------------------------------------------------------
 Transfer Fee    $10 after twenty in  $10 after twenty in  $10 after twenty in
                 any annuity year.    any annuity year.    any annuity year
                                      May be increased to
                                      $15 after eight in
                                      any annuity year
 ------------------------------------------------------------------------------
 Contract Credit Yes. Effective for   Yes. Effective for   Yes The amount of
                 Annuities issued on  Annuities issued on  the credit applied
                 or after June 20,    or after July 24,    to a Purchase
                 2005. Generally we   2006. Generally we   Payment is based on
                 apply a Loyalty      apply a Loyalty      the year the
                 Credit to your       Credit to your       Purchase Payment is
                 Annuity's Account    Annuity's Account    received, for the
                 Value at the end of  Value at the end of  first 6 years of
                 your fifth Annuity   your fifth Annuity   the Annuity.
                 year (i.e. on your   year (i.e. on your   Currently the
                 fifth Contract       fifth Contract       credit percentages
                 Anniversary).        Anniversary).        for each year
                 Currently the        Currently the        starting with the
                 Loyalty Credit is    Loyalty Credit is    first year are:
                 equal to 2.75% of    equal to 0.50% of    6.50%, 5.00%,
                 total Purchase       total Purchase       4.00%, 3.00%,
                 Payments made        Payments made        2.00%, and 1.00%.
                 during the first     during the first
                 four Annuity years   four Annuity years
                 less the cumulative  less the cumulative
                 amount of            amount of
                 withdrawals made     withdrawals made
                 (including the       (including the
                 deduction of any     deduction of any
                 CDSC amounts)        CDSC amounts)
                 through the fifth    through the fifth
                 Contract Anniversary Contract Anniversary
 ------------------------------------------------------------------------------
 Fixed           Fixed Allocations    Fixed Allocations    No
  Allocation     Available            Available
  (If            (Currently offering  (Currently offering
  available,     durations of: 5, 7,  durations of: 2, 3,
  early          and 10 years). The   5, 7, and 10
  withdrawals    MVA formula for NY   years). The MVA
  are subject    is [(1+I)/ (1+J)]    formula for NY is
  to a Market    N 365. The MVA       [(1+I)/ (1+J)]
  Value          formula does not     N 365. The MVA
  Adjustment)    apply during the 30  formula does not
  ("MVA")        day period           apply during the 30
                 immediately before   day period
                 the end of the       immediately before
                 Guarantee Period.    the end of the
                                      Guarantee Period.
 ------------------------------------------------------------------------------
 Variable        All options          All options          All options
  Investment     generally available  generally available  generally available
  Options        except where         except where         except where
                 restrictions apply   restrictions apply   restrictions apply
                 when certain riders  when certain riders  when certain riders
                 are purchased.       are purchased.       are purchased.
 ------------------------------------------------------------------------------
 Basic Death     The greater of:      The greater of:      The greater of:
  Benefit        Purchase Payments    Purchase Payments    Purchase Payments
                 less proportional    less proportional    less proportional
                 withdrawals or       withdrawals or       withdrawals or
                 Account Value        Account Value        Account Value
                 (variable) plus      (variable) plus      (variable) (No MVA
                 Interim Value        Interim Value        applied)
                 (fixed). (No MVA     (fixed). (No MVA
                 applied)             applied)
 ------------------------------------------------------------------------------

                                           Optimum Four NY                                      Optimum NY
---------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV                                          HAV
 additional cost)/(1)/
---------------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008,                 GRO/GRO Plus, GRO Plus 2008,
 additional cost)/(2,3)/                         Highest Daily GRO, GMWB,                     Highest Daily GRO, GMWB,
                                                 GMIB, Lifetime Five, Spousal                 GMIB, Lifetime Five, Spousal
                                                 Lifetime Five, Highest Daily                 Lifetime Five, Highest Daily
                                                 Lifetime Five, Highest Daily                 Lifetime Five, Highest Daily
                                                 Lifetime Seven, Spousal Highest              Lifetime Seven, Spousal Highest
                                                 Daily Lifetime Seven and "Plus"              Daily Lifetime Seven and "Plus"
                                                 versions, GRO Plus II, Highest               versions, GRO Plus II, Highest
                                                 Daily GRO II, Highest Daily                  Daily GRO II, Highest Daily
                                                 Lifetime 6 Plus, Spousal Highest             Lifetime 6 Plus, Spousal Highest
                                                 Daily Lifetime 6 Plus                        Daily Lifetime 6 Plus
---------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/(4)/                             Available after initial CDSC                 Available after initial CDSC
                                                 period                                       period
---------------------------------------------------------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date               Fixed option only Annuity date
                                                 cannot exceed the first day of the           cannot exceed the first day of the
                                                 calendar month following                     calendar month following
                                                 Annuitant's 90/th/ birthday The              Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based                maximum Annuity Date is based
                                                 on the first Owner or Annuitant to           on the first Owner or Annuitant to
                                                 reach the maximum age, as                    reach the maximum age, as
                                                 indicated in your Annuity.                   indicated in your Annuity.
---------------------------------------------------------------------------------------------------------------------------------

                                           Optimum Plus NY
-----------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV
 additional cost)/(1)/
-----------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008,
 additional cost)/(2,3)/                         Highest Daily GRO, GMWB,
                                                 GMIB, Lifetime Five, Spousal
                                                 Lifetime Five, Highest Daily
                                                 Lifetime Five Highest Daily
                                                 Lifetime Seven, Spousal Highest
                                                 Daily Lifetime Seven and "Plus"
                                                 versions, GRO Plus II, Highest
                                                 Daily GRO II, Highest Daily
                                                 Lifetime 6 Plus, Spousal Highest
                                                 Daily Lifetime 6 Plus
-----------------------------------------------------------------------------------
Annuity Rewards/(4)/                             Available after initial CDSC
                                                 period
-----------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date
                                                 cannot exceed the first day of the
                                                 calendar month following
                                                 Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based
                                                 on the first Owner or Annuitant to
                                                 reach the maximum age, as
                                                 indicated in your Annuity.
-----------------------------------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA, and Highest Daily Lifetime 6 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

                   APPENDIX G - FORMULA UNDER GRO PLUS 2008
 (The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

             T    =    {Min(V, [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

            T    =    {Min(B, - [L - B- V*C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - GRO PLUS 2008 AND HIGHEST
                                   DAILY GRO
 (The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)

 The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."

    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

  APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            Permitted Sub-accounts and Fixed Rate
                                                                                            Options to the AST Investment Grade
                                                                                            Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred from the AST
                                                                                            Investment Grade Bond Sub-account to
                                                                                            the Permitted Sub-accounts

 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}   Money is transferred from the
                                                                                  Permitted Sub-accounts and Fixed Rate
                                                                                  Options to the AST Investment Grade
                                                                                  Bond Sub-account

 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                 Money is transferred from the AST
                                                                                  Investment Grade Bond Sub-account to
                                                                                  the Permitted Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*,
           (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),      Money is transferred from the
            [L - B - V * C\\t\\] / (1 - C\\t\\))    elected Sub-accounts to the AST
                                                    Investment Grade Bond Portfolio
                                                    Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 -   Money is transferred from the AST
           C\\t\\))}                                Investment Grade Bond Portfolio
                                                    Sub-account to the elected
                                                    Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V\\V\\ + V\\F\\ + B) (less than)= .90), the following asset transfer calculation is performed:

               Target Ratio r    =    (L - B) / V\\V\\ + V\\F\\)

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\    Money is transferred from the
           + B)) - B),                              elected Sub-accounts to AST
            [L - B - (V\\V\\ + V\\F\\) * C\\t\\]    Investment Grade Bond Portfolio
           / (1 - C\\t\\))                          Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)    Money is transferred from the AST
           * C\\t\\] / (1 - C\\t\\))}               Investment Grade Bond Portfolio
                                                    Sub-account to the elected
                                                    Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including Book Value Fixed Allocations used with any applicable Enhanced DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted Sub-
                                                                            accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX J - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix F.


Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Hawaii         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Iowa           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Nevada         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed
               Allocations are not available.
---------------------------------------------------------------------------------------------------------
New York       Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Texas          Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
---------------------------------------------------------------------------------------------------------
Utah           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Washington     Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value
               Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income
               Accelerator is not available.
---------------------------------------------------------------------------------------------------------

     APPENDIX K - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t \\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r \\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

      L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)t\\i\\

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN (V, (V - (1 / 0.23) * (AV - L))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN (F, ((1 / 0.23) * (AV - L) - V)

        APPENDIX L - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\i\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                   D    =    1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:

 T    =    MIN (V, (V * (0.75 * (1 + r\\i\\)t\\i\\ - G + M) / (0.75 * (1 + r\\i\\)t\\i\\ - (1 + r)/t/))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    MIN (F, (V * (0.75 * (1 + r\\i\\)t\\i\\ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)t\\i\\))

   APPENDIX M - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 6 Plus with LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                     APPENDIX N - FORMULA FOR GRO PLUS II
 (The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

                  APPENDIX O - FORMULA FOR HIGHEST DAILY GRO

 Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                 APPENDIX P - FORMULA FOR HIGHEST DAILY GRO II

 Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Where:
   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) OPTIMUM (05/2012) ______, OPTIMUM FOUR
                          (05/2012) ______, OPTIMUM PLUS (05/2012) ______.
                                            ----------------------------------------
                                              (print your name)
                                            ----------------------------------------
                                                  (address)
                                            ----------------------------------------
                                             (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUDENTIAL ANNUITIES LIFE
  ASSURANCE CORPORATION                                  PRUDENTIAL ANNUITIES
  A Prudential Financial Company                                 DISTRIBUTORS
  One Corporate Drive                          A Prudential Financial Company
  Shelton, Connecticut 06484                              One Corporate Drive
  Telephone: 1-888-PRU-2888                        Shelton, Connecticut 06484
  http://www.prudentialannuities.com                  Telephone: 203-926-1888
                                           http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                                                         ----------------
        [LOGO] Prudential                                   PRSRT STD
              Bring Your Challenges                       U.S. POSTAGE
                                                              PAID
                                                          LANCASTER, PA
        The Prudential Insurance Company of America      PERMIT NO. 1793
        751 Broad Street
        Newark, NJ 07102-3777
                                                         ----------------

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as "Separate Account B"). The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in the PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES........................  2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION....................  2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B. 2 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D. 2
PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities
   Distributors, Inc..................................................  3
HOW THE UNIT PRICE IS DETERMINED......................................  5
ADDITIONAL INFORMATION ON FIXED ALLOCATIONS...........................  5
   How We Calculate the Market Value Adjustment.......................  6
GENERAL INFORMATION...................................................  7
   Voting Rights......................................................  7
   Modification.......................................................  8
   Deferral of Transactions...........................................  8
   Misstatement of Age or Sex.........................................  8
ANNUITIZATION.........................................................  9
EXPERTS............................................................... 10
LEGAL EXPERTS......................................................... 10
FINANCIAL STATEMENTS.................................................. 10
APPENDIX A - DETERMINATION OF ACCUMULATION UNIT VALUES................
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES
   LIFE ASSURANCE CORPORATION.........................................

PRUDENTIAL ANNUITIES LIFE ASSUREANCE CORPORATION VARIABLE ACCOUNT B

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR WEBSITE ADDRESS IS WWW.PRUDENTIALANNUITIES.COM.


Date of Statement of Additional Information: May 1, 2012

Date of Prospectus: May 1, 2012

XT 6 - SAI (05/2012)

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc.. Prudential Annuities' principal business address is One Corporate Drive, Shelton, Connecticut 06484.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.

There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

    a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

    b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities Distributors, Inc.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). The offering of the annuity contracts through PAD is continuous. Please see the prospectus for a discussion of how the sales load on the annuity contracts is determined.

The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.


In an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing services agreements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:


   . Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities annuity products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to annuity business during 2011 (or as to which a payment amount was accrued during 2011). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2011, the least amount paid, and greatest amount paid, were $55.80 and $6,849,236.54, respectively.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2011: $187,993,652, 2010: $432,929,019, and
2009: $693,202,133. PAD retained none of those commissions.


HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

    1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

    2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

An MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined.

For purposes of this provision:

   . "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

   . "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

   . "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

[(1+I) / (1+J+0.0010)]^(N/365)

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.


The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 10 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.


If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]^(N/365).

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date and the 30 days prior to the Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;

(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

   .   trading on the NYSE is restricted;

   . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

   . the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

KEY TERMS

Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. The Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

EXPERTS


The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


LEGAL EXPERTS

In connection with the preparation of the post-effective amendment to this registration statement, counsel for Prudential Annuities has provided certain advice with respect to the federal securities laws.

FINANCIAL STATEMENTS


The financial statements which follow are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2011 and for the years ended December 31, 2011 and 2010. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at www.Prudentialannuities.com.

Appendix A - DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.


As we have indicated in the prospectuses, the XT6 and Optimum Plus Annuity are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2011. Here, we set out unit values corresponding to the remaining unit values.


The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH ANY ONE OF GRO PLUS, EBP OR HAV (1.90%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.55               0
   01/01/2006 to 12/31/2006...........    $10.55       $11.34          40,028
   01/01/2007 to 12/31/2007...........    $11.34       $11.70           9,274
   01/01/2008 to 12/31/2008...........    $11.70       $10.94          15,650
   01/01/2009 to 12/31/2009...........    $10.94       $12.55           8,918
   01/01/2010 to 12/31/2010...........    $12.55       $14.33             228
   01/01/2011 to 12/31/2011...........    $14.33       $14.44          33,311
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02       3,947,078
   01/01/2006 to 12/31/2006...........    $10.02       $10.98      39,113,352
   01/01/2007 to 12/31/2007...........    $10.98       $11.76      51,904,819
   01/01/2008 to 12/31/2008...........    $11.76       $ 7.87       5,964,367
   01/01/2009 to 12/31/2009...........    $ 7.87       $ 9.60      14,463,581
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.54      11,979,057
   01/01/2011 to 12/31/2011...........    $10.54       $10.07       7,908,770
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.64       5,875,082
   01/01/2007 to 12/31/2007...........    $10.64       $11.43      11,414,410
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.87       2,263,776
   01/01/2009 to 12/31/2009...........    $ 7.87       $ 9.74       6,609,268
   01/01/2010 to 12/31/2010...........    $ 9.74       $10.87       6,072,487
   01/01/2011 to 12/31/2011...........    $10.87       $10.67       4,020,952
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.36           6,409
   01/01/2003 to 12/31/2003...........    $ 9.36       $12.45         636,548
   01/01/2004 to 12/31/2004...........    $12.45       $13.25         715,598
   01/01/2005 to 12/02/2005...........    $13.25       $15.17               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.79          11,345
   01/01/2003 to 12/31/2003...........    $ 9.79       $12.11         667,395
   01/01/2004 to 12/31/2004...........    $12.11       $13.07       1,011,796
   01/01/2005 to 12/02/2005...........    $13.07       $14.43               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.89          36,829
   01/01/2003 to 12/31/2003...........    $ 9.89       $12.50         846,118
   01/01/2004 to 12/31/2004...........    $12.50       $13.80       2,219,323
   01/01/2005 to 12/31/2005...........    $13.80       $14.17       2,300,793
   01/01/2006 to 12/31/2006...........    $14.17       $16.24       2,456,510
   01/01/2007 to 12/31/2007...........    $16.24       $15.92       1,963,249
   01/01/2008 to 12/31/2008...........    $15.92       $10.19         312,153
   01/01/2009 to 12/31/2009...........    $10.19       $11.77         623,594
   01/01/2010 to 12/31/2010...........    $11.77       $13.15         553,750
   01/01/2011 to 12/31/2011...........    $13.15       $13.36         416,102
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         848,018
   01/01/2006 to 12/31/2006...........    $10.03       $10.87       8,676,554
   01/01/2007 to 12/31/2007...........    $10.87       $11.63      15,085,032
   01/01/2008 to 12/31/2008...........    $11.63       $ 8.14       2,928,413
   01/01/2009 to 12/31/2009...........    $ 8.14       $ 9.84      12,578,640
   01/01/2010 to 12/31/2010...........    $ 9.84       $10.84      10,206,458
   01/01/2011 to 12/31/2011...........    $10.84       $10.51       6,583,634
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.15         467,866
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.98          18,250
   01/01/2003 to 12/31/2003...........    $ 9.98       $12.39         583,969
   01/01/2004 to 12/31/2004...........    $12.39       $14.36       1,347,344
   01/01/2005 to 12/31/2005...........    $14.36       $15.41       1,705,077
   01/01/2006 to 12/31/2006...........    $15.41       $18.40       3,383,186
   01/01/2007 to 12/31/2007...........    $18.40       $18.26       4,050,104
   01/01/2008 to 12/31/2008...........    $18.26       $11.23         341,799
   01/01/2009 to 12/31/2009...........    $11.23       $13.03       1,308,929
   01/01/2010 to 12/31/2010...........    $13.03       $14.37         827,377
   01/01/2011 to 12/31/2011...........    $14.37       $14.03         389,478
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.37               0
   01/01/2010 to 12/31/2010...........    $ 9.37       $10.16               0
   01/01/2011 to 12/31/2011...........    $10.16       $10.93               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.78               0
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.63               0
   01/01/2011 to 12/31/2011...........    $ 9.63       $11.22               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       4,889,286
   01/01/2006 to 12/31/2006...........    $10.01       $11.16      49,970,238
   01/01/2007 to 12/31/2007...........    $11.16       $12.01      67,852,631
   01/01/2008 to 12/31/2008...........    $12.01       $ 7.66       5,862,125
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 9.42      19,005,047
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.48      14,233,361
   01/01/2011 to 12/31/2011...........    $10.48       $10.03       8,170,145
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50         225,659
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.31         196,472
   01/01/2009 to 12/31/2009...........    $ 7.31       $ 9.10       1,624,864
   01/01/2010 to 12/31/2010...........    $ 9.10       $10.21       1,595,628
   01/01/2011 to 12/31/2011...........    $10.21       $ 9.77         939,114
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.04         236,496
   01/01/2008 to 12/31/2008...........    $10.04       $ 7.13         555,997
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.63       2,983,186
   01/01/2010 to 12/31/2010...........    $ 8.63       $ 9.48       2,961,766
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 9.13       1,841,127
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.33          41,098
   01/01/2003 to 12/31/2003...........    $10.33       $13.92       1,376,696
   01/01/2004 to 12/31/2004...........    $13.92       $18.84       2,863,749
   01/01/2005 to 12/31/2005...........    $18.84       $21.22       2,826,660
   01/01/2006 to 12/31/2006...........    $21.22       $28.47       3,649,289
   01/01/2007 to 12/31/2007...........    $28.47       $22.36       1,894,036
   01/01/2008 to 12/31/2008...........    $22.36       $14.25         211,987
   01/01/2009 to 12/31/2009...........    $14.25       $18.44         608,819
   01/01/2010 to 12/31/2010...........    $18.44       $23.28         512,414
   01/01/2011 to 12/31/2011...........    $23.28       $24.34         235,353
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08          11,686
   01/01/2003 to 12/31/2003...........    $10.08       $14.19         434,509
   01/01/2004 to 12/31/2004...........    $14.19       $17.00       1,054,696
   01/01/2005 to 12/31/2005...........    $17.00       $16.87       1,206,635
   01/01/2006 to 12/31/2006...........    $16.87       $19.85       1,198,888
   01/01/2007 to 12/31/2007...........    $19.85       $16.02         906,203
   01/01/2008 to 07/18/2008...........    $16.02       $14.65               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.86          63,097
   01/01/2003 to 12/31/2003...........    $ 9.86       $16.40       2,615,505
   01/01/2004 to 12/31/2004...........    $16.40       $19.79       5,192,694
   01/01/2005 to 12/31/2005...........    $19.79       $21.25       6,965,263
   01/01/2006 to 12/31/2006...........    $21.25       $23.54       5,683,317
   01/01/2007 to 12/31/2007...........    $23.54       $25.68       5,023,880
   01/01/2008 to 12/31/2008...........    $25.68       $14.08         535,803
   01/01/2009 to 12/31/2009...........    $14.08       $18.33       1,908,786
   01/01/2010 to 12/31/2010...........    $18.33       $23.83       1,310,855
   01/01/2011 to 12/31/2011...........    $23.83       $20.32         619,637
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          29,652
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.14         352,019
   01/01/2009 to 12/31/2009...........    $ 7.14       $ 8.49         944,364
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.44         942,799
   01/01/2011 to 12/31/2011...........    $ 9.44       $ 9.03         721,380
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.56       4,290,735
   01/01/2007 to 12/31/2007...........    $10.56       $11.24      10,546,291
   01/01/2008 to 12/31/2008...........    $11.24       $ 7.23       1,873,344
   01/01/2009 to 12/31/2009...........    $ 7.23       $ 8.78       6,315,685
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.85       5,754,917
   01/01/2011 to 12/31/2011...........    $ 9.85       $ 9.52       3,704,169
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.46       4,431,545
   01/01/2007 to 12/31/2007...........    $10.46       $11.43      11,110,354
   01/01/2008 to 12/31/2008...........    $11.43       $ 6.65       2,024,904
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 8.22      11,586,741
   01/01/2010 to 12/31/2010...........    $ 8.22       $ 9.59      10,424,536
   01/01/2011 to 12/31/2011...........    $ 9.59       $ 8.83       6,056,736
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46         132,356
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.33               0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.11          13,259
   01/01/2009 to 12/31/2009...........    $ 6.11       $ 8.09         144,868
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 9.54         136,521
   01/01/2011 to 12/31/2011...........    $ 9.54       $ 8.89          92,327

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.46          41,632
   01/01/2003 to 12/31/2003...........    $ 9.46       $11.63         715,845
   01/01/2004 to 12/31/2004...........    $11.63       $11.83       1,641,544
   01/01/2005 to 12/31/2005...........    $11.83       $11.99       1,573,426
   01/01/2006 to 12/31/2006...........    $11.99       $12.94       1,596,091
   01/01/2007 to 12/31/2007...........    $12.94       $14.46       1,802,097
   01/01/2008 to 12/31/2008...........    $14.46       $ 8.47         238,285
   01/01/2009 to 12/31/2009...........    $ 8.47       $12.42         976,510
   01/01/2010 to 12/31/2010...........    $12.42       $13.44         745,146
   01/01/2011 to 12/31/2011...........    $13.44       $12.66         232,569
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.83         165,588
   01/01/2003 to 12/31/2003...........    $ 9.83       $12.77      13,386,166
   01/01/2004 to 12/31/2004...........    $12.77       $13.91      27,268,222
   01/01/2005 to 12/31/2005...........    $13.91       $14.30      38,456,039
   01/01/2006 to 12/31/2006...........    $14.30       $16.45      27,267,301
   01/01/2007 to 12/31/2007...........    $16.45       $16.96      23,014,737
   01/01/2008 to 12/31/2008...........    $16.96       $ 9.87       2,971,743
   01/01/2009 to 12/31/2009...........    $ 9.87       $11.54       9,326,038
   01/01/2010 to 12/31/2010...........    $11.54       $12.78       6,998,680
   01/01/2011 to 12/31/2011...........    $12.78       $11.84       3,277,745
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.87          66,279
   01/01/2003 to 12/31/2003...........    $ 9.87       $12.75       2,379,820
   01/01/2004 to 12/31/2004...........    $12.75       $14.55       5,139,643
   01/01/2005 to 12/31/2005...........    $14.55       $14.95       6,665,807
   01/01/2006 to 12/31/2006...........    $14.95       $15.59       5,183,278
   01/01/2007 to 12/31/2007...........    $15.59       $18.25       4,551,679
   01/01/2008 to 12/31/2008...........    $18.25       $10.60         495,545
   01/01/2009 to 12/31/2009...........    $10.60       $16.34       1,836,792
   01/01/2010 to 12/31/2010...........    $16.34       $19.21       1,199,578
   01/01/2011 to 12/31/2011...........    $19.21       $18.28         516,180
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.09             624
   01/01/2003 to 12/31/2003...........    $10.09       $13.97         102,500
   01/01/2004 to 12/31/2004...........    $13.97       $16.47         222,905
   01/01/2005 to 12/31/2005...........    $16.47       $16.96         225,717
   01/01/2006 to 12/31/2006...........    $16.96       $19.51         195,692
   01/01/2007 to 12/31/2007...........    $19.51       $18.16         161,243
   01/01/2008 to 12/31/2008...........    $18.16       $13.07          48,498
   01/01/2009 to 12/31/2009...........    $13.07       $16.26         302,214
   01/01/2010 to 12/31/2010...........    $16.26       $20.22         300,723
   01/01/2011 to 12/31/2011...........    $20.22       $20.10         141,768

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.26          74,022
   01/01/2003 to 12/31/2003...........    $10.26       $12.24       3,684,174
   01/01/2004 to 12/31/2004...........    $12.24       $13.34       4,901,936
   01/01/2005 to 12/31/2005...........    $13.34       $13.23       4,036,186
   01/01/2006 to 12/31/2006...........    $13.23       $14.33       3,605,228
   01/01/2007 to 12/31/2007...........    $14.33       $14.40       3,381,681
   01/01/2008 to 12/31/2008...........    $14.40       $10.52       1,130,915
   01/01/2009 to 12/31/2009...........    $10.52       $13.99       2,187,551
   01/01/2010 to 12/31/2010...........    $13.99       $15.58       1,822,975
   01/01/2011 to 12/31/2011...........    $15.58       $15.76       1,332,047
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.19          31,179
   01/01/2008 to 12/31/2008...........    $10.19       $ 6.92         227,790
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.60       1,770,969
   01/01/2010 to 12/31/2010...........    $ 8.60       $ 9.61       1,853,130
   01/01/2011 to 12/31/2011...........    $ 9.61       $ 9.37       1,130,059
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17          45,831
   01/01/2008 to 12/31/2008...........    $10.17       $ 7.56         423,008
   01/01/2009 to 12/31/2009...........    $ 7.56       $ 9.15       2,253,800
   01/01/2010 to 12/31/2010...........    $ 9.15       $10.02       2,198,784
   01/01/2011 to 12/31/2011...........    $10.02       $ 9.78       1,593,260
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.72          78,368
   01/01/2003 to 12/31/2003...........    $ 9.72       $13.35       6,498,151
   01/01/2004 to 12/31/2004...........    $13.35       $15.21      15,481,627
   01/01/2005 to 12/31/2005...........    $15.21       $17.40      18,939,826
   01/01/2006 to 12/31/2006...........    $17.40       $20.65      13,631,389
   01/01/2007 to 12/31/2007...........    $20.65       $24.11      11,406,256
   01/01/2008 to 12/31/2008...........    $24.11       $11.77       1,436,169
   01/01/2009 to 12/31/2009...........    $11.77       $15.62       4,557,297
   01/01/2010 to 12/31/2010...........    $15.62       $17.55       3,251,694
   01/01/2011 to 12/31/2011...........    $17.55       $14.99       1,512,624
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.79          22,770
   01/01/2003 to 12/31/2003...........    $ 9.79       $12.86         368,945
   01/01/2004 to 12/31/2004...........    $12.86       $15.27         810,108
   01/01/2005 to 12/31/2005...........    $15.27       $17.04       1,137,254
   01/01/2006 to 12/31/2006...........    $17.04       $21.30       1,933,054
   01/01/2007 to 12/31/2007...........    $21.30       $24.61       2,704,506
   01/01/2008 to 12/31/2008...........    $24.61       $13.52         254,922
   01/01/2009 to 12/31/2009...........    $13.52       $17.31         702,587
   01/01/2010 to 12/31/2010...........    $17.31       $18.86         458,110
   01/01/2011 to 12/31/2011...........    $18.86       $16.18         222,180

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.71      14,181,642
   01/01/2009 to 12/31/2009...........    $10.71       $11.69       5,092,409
   01/01/2010 to 12/31/2010...........    $11.69       $12.71       2,342,766
   01/01/2011 to 12/31/2011...........    $12.71       $14.02      10,709,989
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.94           3,088
   01/01/2003 to 12/31/2003...........    $ 9.94       $11.65         155,865
   01/01/2004 to 12/31/2004...........    $11.65       $12.70         278,657
   01/01/2005 to 12/31/2005...........    $12.70       $13.32         481,111
   01/01/2006 to 12/31/2006...........    $13.32       $14.52         602,700
   01/01/2007 to 12/31/2007...........    $14.52       $14.52       2,384,671
   01/01/2008 to 12/31/2008...........    $14.52       $11.74       1,649,747
   01/01/2009 to 12/31/2009...........    $11.74       $14.05       4,201,539
   01/01/2010 to 12/31/2010...........    $14.05       $14.79       3,774,526
   01/01/2011 to 12/31/2011...........    $14.79       $14.54       2,478,160
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29          11,476
   01/01/2010 to 12/31/2010...........    $10.29       $11.23          39,108
   01/01/2011 to 12/31/2011...........    $11.23       $11.09          45,177
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30           4,269
   01/01/2010 to 12/31/2010...........    $10.30       $11.49          81,163
   01/01/2011 to 12/31/2011...........    $11.49       $10.61          59,241
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.95          90,759
   01/01/2003 to 12/31/2003...........    $ 9.95       $12.75         936,678
   01/01/2004 to 12/31/2004...........    $12.75       $14.65       2,064,681
   01/01/2005 to 12/31/2005...........    $14.65       $15.96       3,524,141
   01/01/2006 to 12/31/2006...........    $15.96       $19.22       4,137,771
   01/01/2007 to 12/31/2007...........    $19.22       $20.63       4,026,621
   01/01/2008 to 12/31/2008...........    $20.63       $11.87         385,911
   01/01/2009 to 12/31/2009...........    $11.87       $15.82       1,088,419
   01/01/2010 to 12/31/2010...........    $15.82       $16.63         754,417
   01/01/2011 to 12/31/2011...........    $16.63       $14.82         455,543

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.90          30,714
   01/01/2003 to 12/31/2003...........    $ 9.90       $11.65         651,074
   01/01/2004 to 12/31/2004...........    $11.65       $13.19       1,916,775
   01/01/2005 to 12/31/2005...........    $13.19       $13.78       3,227,693
   01/01/2006 to 12/31/2006...........    $13.78       $16.01       3,946,641
   01/01/2007 to 12/31/2007...........    $16.01       $15.23       3,212,276
   01/01/2008 to 12/31/2008...........    $15.23       $ 8.74         510,220
   01/01/2009 to 12/31/2009...........    $ 8.74       $10.25       1,270,505
   01/01/2010 to 12/31/2010...........    $10.25       $11.37         929,620
   01/01/2011 to 12/31/2011...........    $11.37       $10.69         467,092
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.23         162,571
   01/01/2003 to 12/31/2003...........    $10.23       $11.92       4,628,945
   01/01/2004 to 12/31/2004...........    $11.92       $12.56       7,337,467
   01/01/2005 to 12/31/2005...........    $12.56       $12.46      11,711,617
   01/01/2006 to 12/31/2006...........    $12.46       $13.43       9,529,259
   01/01/2007 to 12/31/2007...........    $13.43       $13.97       8,088,124
   01/01/2008 to 12/31/2008...........    $13.97       $10.52       1,849,304
   01/01/2009 to 12/31/2009...........    $10.52       $13.89       3,476,917
   01/01/2010 to 12/31/2010...........    $13.89       $15.45       2,308,003
   01/01/2011 to 12/31/2011...........    $15.45       $16.70       1,512,620
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.51         457,013
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.30      14,975,841
   01/01/2004 to 12/31/2004...........    $12.30       $13.95      30,793,077
   01/01/2005 to 12/31/2005...........    $13.95       $14.62      41,075,737
   01/01/2006 to 12/31/2006...........    $14.62       $15.38      33,382,333
   01/01/2007 to 12/31/2007...........    $15.38       $17.35      28,678,496
   01/01/2008 to 12/31/2008...........    $17.35       $ 9.59       3,236,045
   01/01/2009 to 12/31/2009...........    $ 9.59       $12.21       9,898,808
   01/01/2010 to 12/31/2010...........    $12.21       $14.34       7,065,215
   01/01/2011 to 12/31/2011...........    $14.34       $13.94       3,146,426
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.87          32,306
   01/01/2003 to 12/31/2003...........    $ 9.87       $12.31         916,888
   01/01/2004 to 12/31/2004...........    $12.31       $14.29       1,897,254
   01/01/2005 to 12/31/2005...........    $14.29       $15.08       1,417,478
   01/01/2006 to 12/31/2006...........    $15.08       $18.40       2,742,924
   01/01/2007 to 12/31/2007...........    $18.40       $19.74       1,441,407
   01/01/2008 to 12/31/2008...........    $19.74       $12.78         182,880
   01/01/2009 to 12/31/2009...........    $12.78       $16.49         431,702
   01/01/2010 to 12/31/2010...........    $16.49       $18.13         408,161
   01/01/2011 to 12/31/2011...........    $18.13       $17.23         265,817

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.47         134,574
   01/01/2003 to 12/31/2003...........    $ 9.47       $11.41       2,222,614
   01/01/2004 to 12/31/2004...........    $11.41       $12.39       2,897,175
   01/01/2005 to 12/31/2005...........    $12.39       $12.93       4,272,541
   01/01/2006 to 12/31/2006...........    $12.93       $13.91       3,472,314
   01/01/2007 to 12/31/2007...........    $13.91       $15.70       2,799,781
   01/01/2008 to 12/31/2008...........    $15.70       $ 9.81         639,125
   01/01/2009 to 12/31/2009...........    $ 9.81       $11.97       1,222,987
   01/01/2010 to 12/31/2010...........    $11.97       $13.24         948,496
   01/01/2011 to 12/31/2011...........    $13.24       $12.91         532,298
AST MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.04          28,449
   01/01/2003 to 12/31/2003...........    $10.04       $13.38         727,500
   01/01/2004 to 12/31/2004...........    $13.38       $15.14       1,071,978
   01/01/2005 to 12/31/2005...........    $15.14       $15.66       1,028,350
   01/01/2006 to 12/31/2006...........    $15.66       $17.55         962,590
   01/01/2007 to 12/31/2007...........    $17.55       $17.69         819,090
   01/01/2008 to 12/31/2008...........    $17.69       $10.74         114,313
   01/01/2009 to 12/31/2009...........    $10.74       $14.63         269,317
   01/01/2010 to 12/31/2010...........    $14.63       $17.74         373,327
   01/01/2011 to 12/31/2011...........    $17.74       $16.80         177,897
AST MONEY MARKET PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.99         999,737
   01/01/2003 to 12/31/2003...........    $ 9.99       $ 9.86       7,176,983
   01/01/2004 to 12/31/2004...........    $ 9.86       $ 9.75       8,152,893
   01/01/2005 to 12/31/2005...........    $ 9.75       $ 9.83      14,801,774
   01/01/2006 to 12/31/2006...........    $ 9.83       $10.09      17,648,852
   01/01/2007 to 12/31/2007...........    $10.09       $10.38      23,468,378
   01/01/2008 to 12/31/2008...........    $10.38       $10.44      27,759,077
   01/01/2009 to 12/31/2009...........    $10.44       $10.26      53,398,654
   01/01/2010 to 12/31/2010...........    $10.26       $10.07      22,860,112
   01/01/2011 to 12/31/2011...........    $10.07       $ 9.88      14,451,090
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.98         163,415
   01/01/2003 to 12/31/2003...........    $ 9.98       $13.34       4,786,623
   01/01/2004 to 12/31/2004...........    $13.34       $16.08       9,335,291
   01/01/2005 to 12/31/2005...........    $16.08       $17.68      11,873,661
   01/01/2006 to 12/31/2006...........    $17.68       $19.21       9,671,239
   01/01/2007 to 12/31/2007...........    $19.21       $19.44       8,401,820
   01/01/2008 to 12/31/2008...........    $19.44       $11.01         882,120
   01/01/2009 to 12/31/2009...........    $11.01       $15.19       2,326,283
   01/01/2010 to 12/31/2010...........    $15.19       $18.39       1,733,456
   01/01/2011 to 12/31/2011...........    $18.39       $17.60         825,169
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.07           3,542

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.51          44,760
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.18       1,089,649
   01/01/2004 to 12/31/2004...........    $12.18       $13.87       2,211,800
   01/01/2005 to 12/31/2005...........    $13.87       $15.44       4,381,841
   01/01/2006 to 12/31/2006...........    $15.44       $17.28       3,814,763
   01/01/2007 to 12/31/2007...........    $17.28       $20.72       4,471,479
   01/01/2008 to 12/31/2008...........    $20.72       $11.55         362,170
   01/01/2009 to 12/31/2009...........    $11.55       $14.70         811,825
   01/01/2010 to 12/31/2010...........    $14.70       $18.56         696,814
   01/01/2011 to 12/31/2011...........    $18.56       $18.51         360,080
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.71          12,122
   01/01/2003 to 12/31/2003...........    $ 9.71       $14.06         480,221
   01/01/2004 to 12/31/2004...........    $14.06       $15.10         779,045
   01/01/2005 to 12/31/2005...........    $15.10       $14.87         775,839
   01/01/2006 to 12/31/2006...........    $14.87       $15.72         737,915
   01/01/2007 to 12/31/2007...........    $15.72       $18.30         790,161
   01/01/2008 to 12/31/2008...........    $18.30       $10.32          80,056
   01/01/2009 to 12/31/2009...........    $10.32       $12.40         231,173
   01/01/2010 to 12/31/2010...........    $12.40       $14.63         208,196
   01/01/2011 to 04/29/2011...........    $14.63       $16.40               0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.57          13,090
   01/01/2009 to 12/31/2009...........    $ 5.57       $ 9.09         797,469
   01/01/2010 to 12/31/2010...........    $ 9.09       $10.91         980,723
   01/01/2011 to 12/31/2011...........    $10.91       $ 8.53         312,728
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08         215,314
   01/01/2003 to 12/31/2003...........    $10.08       $10.22       5,152,783
   01/01/2004 to 12/31/2004...........    $10.22       $10.23      19,103,280
   01/01/2005 to 12/31/2005...........    $10.23       $10.20      31,242,913
   01/01/2006 to 12/31/2006...........    $10.20       $10.39      24,544,154
   01/01/2007 to 12/31/2007...........    $10.39       $10.88      21,419,052
   01/01/2008 to 12/31/2008...........    $10.88       $10.80       3,534,614
   01/01/2009 to 12/31/2009...........    $10.80       $11.67       9,706,559
   01/01/2010 to 12/31/2010...........    $11.67       $11.90       6,476,153
   01/01/2011 to 12/31/2011...........    $11.90       $11.93       3,945,089
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.17         604,147
   01/01/2003 to 12/31/2003...........    $10.17       $10.51      16,012,778
   01/01/2004 to 12/31/2004...........    $10.51       $10.82      30,067,867
   01/01/2005 to 12/31/2005...........    $10.82       $10.88      15,662,179
   01/01/2006 to 12/31/2006...........    $10.88       $11.07      16,434,843
   01/01/2007 to 12/31/2007...........    $11.07       $11.76      17,063,089
   01/01/2008 to 12/31/2008...........    $11.76       $11.28       3,876,085
   01/01/2009 to 12/31/2009...........    $11.28       $12.89      10,257,815
   01/01/2010 to 12/31/2010...........    $12.89       $13.62       8,706,380
   01/01/2011 to 12/31/2011...........    $13.62       $13.79       5,328,814

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04        185,386
   01/01/2006 to 12/31/2006...........    $10.04       $10.63      4,511,598
   01/01/2007 to 12/31/2007...........    $10.63       $11.33      6,663,413
   01/01/2008 to 12/31/2008...........    $11.33       $ 8.95      3,907,838
   01/01/2009 to 12/31/2009...........    $ 8.95       $10.54      9,644,662
   01/01/2010 to 12/31/2010...........    $10.54       $11.44      8,283,737
   01/01/2011 to 12/31/2011...........    $11.44       $11.33      6,052,545
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.07         31,164
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.81         79,915
   01/01/2003 to 12/31/2003...........    $ 9.81       $12.25      2,209,334
   01/01/2004 to 12/31/2004...........    $12.25       $13.22      3,486,237
   01/01/2005 to 12/31/2005...........    $13.22       $13.43      3,733,992
   01/01/2006 to 12/31/2006...........    $13.43       $14.83      3,708,073
   01/01/2007 to 12/31/2007...........    $14.83       $14.85      3,175,733
   01/01/2008 to 12/31/2008...........    $14.85       $ 8.93        382,597
   01/01/2009 to 12/31/2009...........    $ 8.93       $10.67        731,656
   01/01/2010 to 12/31/2010...........    $10.67       $12.04        574,473
   01/01/2011 to 12/31/2011...........    $12.04       $12.22        392,036
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.88          4,694
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.97         15,835
   01/01/2003 to 12/31/2003...........    $ 9.97       $11.62        930,516
   01/01/2004 to 12/31/2004...........    $11.62       $12.43      1,308,462
   01/01/2005 to 12/31/2005...........    $12.43       $12.75      1,619,987
   01/01/2006 to 12/31/2006...........    $12.75       $13.72      1,619,748
   01/01/2007 to 12/31/2007...........    $13.72       $14.66      1,487,210
   01/01/2008 to 12/31/2008...........    $14.66       $10.04        420,214
   01/01/2009 to 12/31/2009...........    $10.04       $12.55      2,934,444
   01/01/2010 to 12/31/2010...........    $12.55       $13.77      3,165,437
   01/01/2011 to 12/31/2011...........    $13.77       $13.05      1,898,541

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.48          47,261
   01/01/2003 to 12/31/2003...........    $ 9.48       $13.50       1,059,046
   01/01/2004 to 12/31/2004...........    $13.50       $12.33       1,200,247
   01/01/2005 to 12/31/2005...........    $12.33       $12.27       1,188,972
   01/01/2006 to 12/31/2006...........    $12.27       $13.56       1,254,815
   01/01/2007 to 12/31/2007...........    $13.56       $14.25       1,144,565
   01/01/2008 to 12/31/2008...........    $14.25       $ 9.09         186,142
   01/01/2009 to 12/31/2009...........    $ 9.09       $11.94         533,421
   01/01/2010 to 12/31/2010...........    $11.94       $15.97         560,624
   01/01/2011 to 12/31/2011...........    $15.97       $15.52         229,807
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08         209,790
   01/01/2003 to 12/31/2003...........    $10.08       $13.43       5,824,200
   01/01/2004 to 12/31/2004...........    $13.43       $15.34      10,169,483
   01/01/2005 to 12/31/2005...........    $15.34       $16.05      12,956,155
   01/01/2006 to 12/31/2006...........    $16.05       $18.90      10,309,013
   01/01/2007 to 12/31/2007...........    $18.90       $17.50       9,534,730
   01/01/2008 to 12/31/2008...........    $17.50       $12.07       1,182,326
   01/01/2009 to 12/31/2009...........    $12.07       $15.03       3,254,841
   01/01/2010 to 12/31/2010...........    $15.03       $18.58       2,239,354
   01/01/2011 to 12/31/2011...........    $18.58       $17.14       1,034,413
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.96          21,928
   01/01/2003 to 12/31/2003...........    $ 9.96       $12.12         955,716
   01/01/2004 to 12/31/2004...........    $12.12       $13.22       2,109,855
   01/01/2005 to 12/31/2005...........    $13.22       $13.57       2,860,901
   01/01/2006 to 12/31/2006...........    $13.57       $14.98       3,596,335
   01/01/2007 to 12/31/2007...........    $14.98       $15.62       5,082,784
   01/01/2008 to 12/31/2008...........    $15.62       $11.35       1,345,037
   01/01/2009 to 12/31/2009...........    $11.35       $13.82       3,356,441
   01/01/2010 to 12/31/2010...........    $13.82       $15.12       3,287,642
   01/01/2011 to 12/31/2011...........    $15.12       $15.13       2,392,994
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08         386,259
   01/01/2003 to 12/31/2003...........    $10.08       $12.69       2,277,726
   01/01/2004 to 12/31/2004...........    $12.69       $14.18       3,959,115
   01/01/2005 to 12/31/2005...........    $14.18       $14.68       3,809,638
   01/01/2006 to 12/31/2006...........    $14.68       $17.47       5,825,933
   01/01/2007 to 12/31/2007...........    $17.47       $16.53       3,601,549
   01/01/2008 to 12/31/2008...........    $16.53       $ 9.42         478,070
   01/01/2009 to 12/31/2009...........    $ 9.42       $11.44       1,136,011
   01/01/2010 to 12/31/2010...........    $11.44       $12.71         806,786
   01/01/2011 to 12/31/2011...........    $12.71       $12.27         418,041

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.31          36,822
   01/01/2003 to 12/31/2003...........    $10.31       $11.42       1,827,606
   01/01/2004 to 12/31/2004...........    $11.42       $12.17       6,387,666
   01/01/2005 to 12/31/2005...........    $12.17       $11.40       9,677,418
   01/01/2006 to 12/31/2006...........    $11.40       $11.89       8,138,223
   01/01/2007 to 12/31/2007...........    $11.89       $12.78       8,017,458
   01/01/2008 to 12/31/2008...........    $12.78       $12.24         821,071
   01/01/2009 to 12/31/2009...........    $12.24       $13.46       2,746,643
   01/01/2010 to 12/31/2010...........    $13.46       $13.96       2,027,848
   01/01/2011 to 12/31/2011...........    $13.96       $14.26       1,038,761
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.34          31,105
   01/01/2003 to 12/31/2003...........    $ 9.34       $11.34         717,430
   01/01/2004 to 12/31/2004...........    $11.34       $11.76       1,189,655
   01/01/2005 to 12/31/2005...........    $11.76       $13.43       1,822,385
   01/01/2006 to 12/31/2006...........    $13.43       $13.92       2,970,253
   01/01/2007 to 12/31/2007...........    $13.92       $14.78       4,140,068
   01/01/2008 to 12/31/2008...........    $14.78       $ 8.62         568,073
   01/01/2009 to 12/31/2009...........    $ 8.62       $12.96       2,116,603
   01/01/2010 to 12/31/2010...........    $12.96       $14.73       1,463,744
   01/01/2011 to 12/31/2011...........    $14.73       $14.20         705,514
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.44           7,378
   01/01/2003 to 12/31/2003...........    $10.44       $13.67         433,891
   01/01/2004 to 12/31/2004...........    $13.67       $17.60       1,025,462
   01/01/2005 to 12/31/2005...........    $17.60       $22.69       1,968,637
   01/01/2006 to 12/31/2006...........    $22.69       $25.79       2,189,934
   01/01/2007 to 12/31/2007...........    $25.79       $35.54       3,279,733
   01/01/2008 to 12/31/2008...........    $35.54       $17.44         262,794
   01/01/2009 to 12/31/2009...........    $17.44       $25.55       1,010,081
   01/01/2010 to 12/31/2010...........    $25.55       $30.19         765,030
   01/01/2011 to 12/31/2011...........    $30.19       $25.20         406,424
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,049,203
   01/01/2006 to 12/31/2006...........    $10.00       $11.34      12,971,753
   01/01/2007 to 12/31/2007...........    $11.34       $12.19      18,793,439
   01/01/2008 to 12/31/2008...........    $12.19       $ 6.90       1,351,329
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.69       5,450,193
   01/01/2010 to 12/31/2010...........    $ 8.69       $ 9.77       3,929,923
   01/01/2011 to 12/31/2011...........    $ 9.77       $ 9.26       1,990,025
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98         237,870
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.28         494,638
   01/01/2009 to 12/31/2009...........    $ 9.28       $10.16       1,245,052
   01/01/2010 to 12/31/2010...........    $10.16       $10.74       1,455,140
   01/01/2011 to 12/31/2011...........    $10.74       $11.17       1,431,689

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.42        570,911
   01/01/2006 to 12/31/2006...........    $11.42       $12.44        600,433
   01/01/2007 to 12/31/2007...........    $12.44       $13.55        536,163
   01/01/2008 to 12/31/2008...........    $13.55       $ 7.82         62,126
   01/01/2009 to 12/31/2009...........    $ 7.82       $10.73        252,846
   01/01/2010 to 07/16/2010...........    $10.73       $10.49              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.67          3,669
   01/01/2003 to 12/31/2003...........    $ 9.67       $12.78         76,749
   01/01/2004 to 12/31/2004...........    $12.78       $14.94        195,986
   01/01/2005 to 12/31/2005...........    $14.94       $17.01        507,584
   01/01/2006 to 12/31/2006...........    $17.01       $20.55        657,265
   01/01/2007 to 12/31/2007...........    $20.55       $23.18        857,755
   01/01/2008 to 12/31/2008...........    $23.18       $13.30         91,276
   01/01/2009 to 12/31/2009...........    $13.30       $15.13        216,498
   01/01/2010 to 07/16/2010...........    $15.13       $14.36              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.21         56,002
   01/01/2004 to 12/31/2004...........    $13.21       $13.89        387,492
   01/01/2005 to 12/31/2005...........    $13.89       $14.15        294,327
   01/01/2006 to 12/31/2006...........    $14.15       $14.72        208,342
   01/01/2007 to 12/31/2007...........    $14.72       $16.16        187,651
   01/01/2008 to 12/31/2008...........    $16.16       $11.54         17,862
   01/01/2009 to 12/31/2009...........    $11.54       $16.30        165,600
   01/01/2010 to 07/16/2010...........    $16.30       $15.21              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.17            467
   01/01/2004 to 12/31/2004...........    $13.17       $14.39             28
   01/01/2005 to 12/31/2005...........    $14.39       $14.20              0
   01/01/2006 to 12/31/2006...........    $14.20       $14.49              0
   01/01/2007 to 12/31/2007...........    $14.49       $15.02        275,455
   01/01/2008 to 12/31/2008...........    $15.02       $ 8.28         20,228
   01/01/2009 to 12/31/2009...........    $ 8.28       $10.46        137,254
   01/01/2010 to 12/31/2010...........    $10.46       $12.21         95,631
   01/01/2011 to 12/31/2011...........    $12.21       $10.67         29,159
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.63        896,856
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.46      3,792,425
   01/01/2010 to 12/31/2010...........    $ 8.46       $ 9.15      4,323,043
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 8.83      2,669,570

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.83        303,452
   01/01/2005 to 12/31/2005...........    $11.83       $12.78        556,109
   01/01/2006 to 12/31/2006...........    $12.78       $17.36      1,821,678
   01/01/2007 to 12/31/2007...........    $17.36       $19.30      2,474,002
   01/01/2008 to 12/31/2008...........    $19.30       $10.84        182,104
   01/01/2009 to 12/31/2009...........    $10.84       $14.99        401,863
   01/01/2010 to 12/31/2010...........    $14.99       $16.14        280,535
   01/01/2011 to 12/31/2011...........    $16.14       $14.65        119,156
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.16         60,367
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.11         62,232
INVESCO V.I. DYNAMICS FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.70         32,635
   01/01/2003 to 12/31/2003...........    $ 9.70       $13.12        634,308
   01/01/2004 to 12/31/2004...........    $13.12       $14.59        590,157
   01/01/2005 to 12/31/2005...........    $14.59       $15.85        469,230
   01/01/2006 to 12/31/2006...........    $15.85       $18.05        557,322
   01/01/2007 to 12/31/2007...........    $18.05       $19.86        488,870
   01/01/2008 to 12/31/2008...........    $19.86       $10.12         27,103
   01/01/2009 to 12/31/2009...........    $10.12       $14.14        151,229
   01/01/2010 to 12/31/2010...........    $14.14       $17.17        132,460
   01/01/2011 to 04/29/2011...........    $17.17       $19.11              0
INVESCO V.I. FINANCIAL SERVICES FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.92          1,897
   01/01/2003 to 12/31/2003...........    $ 9.92       $12.61        200,360
   01/01/2004 to 12/31/2004...........    $12.61       $13.44        387,921
   01/01/2005 to 12/31/2005...........    $13.44       $13.97        657,120
   01/01/2006 to 12/31/2006...........    $13.97       $15.96        721,032
   01/01/2007 to 12/31/2007...........    $15.96       $12.17        504,736
   01/01/2008 to 12/31/2008...........    $12.17       $ 4.84         62,197
   01/01/2009 to 12/31/2009...........    $ 4.84       $ 6.05        465,655
   01/01/2010 to 12/31/2010...........    $ 6.05       $ 6.55        230,042
   01/01/2011 to 04/29/2011...........    $ 6.55       $ 6.91              0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.51          5,444
   01/01/2003 to 12/31/2003...........    $ 9.51       $11.93        381,478
   01/01/2004 to 12/31/2004...........    $11.93       $12.58        578,826
   01/01/2005 to 12/31/2005...........    $12.58       $13.35        902,299
   01/01/2006 to 12/31/2006...........    $13.35       $13.78        933,835
   01/01/2007 to 12/31/2007...........    $13.78       $15.12        891,556
   01/01/2008 to 12/31/2008...........    $15.12       $10.59        107,935
   01/01/2009 to 12/31/2009...........    $10.59       $13.26        147,445
   01/01/2010 to 12/31/2010...........    $13.26       $13.70        216,159
   01/01/2011 to 12/31/2011...........    $13.70       $13.97         94,482

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND
   01/01/2003 to 12/31/2003...........        --       $13.35          3,695
   01/01/2004 to 12/31/2004...........    $13.35       $13.71          5,184
   01/01/2005 to 12/31/2005...........    $13.71       $13.74          3,938
   01/01/2006 to 12/31/2006...........    $13.74       $14.89            770
   01/01/2007 to 12/31/2007...........    $14.89       $15.73            984
   01/01/2008 to 12/31/2008...........    $15.73       $ 8.56            207
   01/01/2009 to 12/31/2009...........    $ 8.56       $13.22            207
   01/01/2010 to 12/31/2010...........    $13.22       $15.74            813
   01/01/2011 to 12/31/2011...........    $15.74       $14.66            207
NASDAQ TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.64          1,635
   01/01/2005 to 12/31/2005...........    $10.64       $10.78              0
   01/01/2006 to 12/31/2006...........    $10.78       $11.52              0
   01/01/2007 to 12/31/2007...........    $11.52       $13.75             72
   01/01/2008 to 12/31/2008...........    $13.75       $ 6.63             71
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 7.60          1,772
   01/01/2010 to 12/31/2010...........    $ 7.60       $ 9.72          4,210
   01/01/2011 to 12/31/2011...........    $ 9.72       $ 9.66          2,502
NVIT DEVELOPING MARKETS FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.93         21,816
   01/01/2003 to 12/31/2003...........    $ 9.93       $15.56        415,864
   01/01/2004 to 12/31/2004...........    $15.56       $18.29        934,258
   01/01/2005 to 12/31/2005...........    $18.29       $23.59      1,611,360
   01/01/2006 to 12/31/2006...........    $23.59       $31.15      1,615,174
   01/01/2007 to 12/31/2007...........    $31.15       $43.85      2,054,253
   01/01/2008 to 12/31/2008...........    $43.85       $18.13        159,425
   01/01/2009 to 12/31/2009...........    $18.13       $28.85        729,367
   01/01/2010 to 12/31/2010...........    $28.85       $32.87        440,198
   01/01/2011 to 12/31/2011...........    $32.87       $25.02        149,496
PROFUND VP ASIA 30
   01/01/2002 to 12/31/2002...........        --       $ 9.86          6,995
   01/01/2003 to 12/31/2003...........    $ 9.86       $15.96        131,276
   01/01/2004 to 12/31/2004...........    $15.96       $15.57        253,337
   01/01/2005 to 12/31/2005...........    $15.57       $18.26        481,366
   01/01/2006 to 12/31/2006...........    $18.26       $24.95      1,003,276
   01/01/2007 to 12/31/2007...........    $24.95       $36.16      1,525,658
   01/01/2008 to 12/31/2008...........    $36.16       $17.44        151,279
   01/01/2009 to 12/31/2009...........    $17.44       $26.38        378,449
   01/01/2010 to 12/31/2010...........    $26.38       $29.48        181,972
   01/01/2011 to 12/31/2011...........    $29.48       $21.12         44,173

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   01/01/2002 to 12/31/2002...........        --       $10.13          3,422
   01/01/2003 to 12/31/2003...........    $10.13       $12.86         34,962
   01/01/2004 to 12/31/2004...........    $12.86       $14.10        171,696
   01/01/2005 to 12/31/2005...........    $14.10       $13.82        112,934
   01/01/2006 to 12/31/2006...........    $13.82       $15.64         92,471
   01/01/2007 to 12/31/2007...........    $15.64       $11.16        176,483
   01/01/2008 to 12/31/2008...........    $11.16       $ 5.81         91,686
   01/01/2009 to 12/31/2009...........    $ 5.81       $ 5.46        116,680
   01/01/2010 to 12/31/2010...........    $ 5.46       $ 5.80         75,968
   01/01/2011 to 12/31/2011...........    $ 5.80       $ 4.17         27,599
PROFUND VP BASIC MATERIALS
   01/01/2002 to 12/31/2002...........        --       $10.34             12
   01/01/2003 to 12/31/2003...........    $10.34       $13.35        100,189
   01/01/2004 to 12/31/2004...........    $13.35       $14.43        170,212
   01/01/2005 to 12/31/2005...........    $14.43       $14.50        365,503
   01/01/2006 to 12/31/2006...........    $14.50       $16.43        293,534
   01/01/2007 to 12/31/2007...........    $16.43       $21.07      1,087,523
   01/01/2008 to 12/31/2008...........    $21.07       $10.04        122,266
   01/01/2009 to 12/31/2009...........    $10.04       $15.99        466,614
   01/01/2010 to 12/31/2010...........    $15.99       $20.35        272,281
   01/01/2011 to 12/31/2011...........    $20.35       $16.74         75,424
PROFUND VP BEAR
   01/01/2002 to 12/31/2002...........        --       $10.13         28,618
   01/01/2003 to 12/31/2003...........    $10.13       $ 7.49        716,467
   01/01/2004 to 12/31/2004...........    $ 7.49       $ 6.60        289,105
   01/01/2005 to 12/31/2005...........    $ 6.60       $ 6.38        723,316
   01/01/2006 to 12/31/2006...........    $ 6.38       $ 5.79        672,760
   01/01/2007 to 12/31/2007...........    $ 5.79       $ 5.71        904,581
   01/01/2008 to 12/31/2008...........    $ 5.71       $ 7.84        733,382
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 5.55        737,550
   01/01/2010 to 12/31/2010...........    $ 5.55       $ 4.48        409,072
   01/01/2011 to 12/31/2011...........    $ 4.48       $ 4.00        415,057
PROFUND VP BIOTECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $13.53            847
   01/01/2004 to 12/31/2004...........    $13.53       $14.56          5,878
   01/01/2005 to 12/31/2005...........    $14.56       $17.03          3,291
   01/01/2006 to 12/31/2006...........    $17.03       $16.02          1,562
   01/01/2007 to 12/31/2007...........    $16.02       $15.54          2,486
   01/01/2008 to 12/31/2008...........    $15.54       $15.52          3,643
   01/01/2009 to 12/31/2009...........    $15.52       $15.79          2,954
   01/01/2010 to 12/31/2010...........    $15.79       $16.28          5,535
   01/01/2011 to 12/31/2011...........    $16.28       $17.02             59

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   01/01/2002 to 12/31/2002...........        --       $ 9.75         10,297
   01/01/2003 to 12/31/2003...........    $ 9.75       $12.01        708,248
   01/01/2004 to 12/31/2004...........    $12.01       $12.82      2,052,501
   01/01/2005 to 12/31/2005...........    $12.82       $12.92      1,393,666
   01/01/2006 to 12/31/2006...........    $12.92       $14.41      2,159,049
   01/01/2007 to 12/31/2007...........    $14.41       $14.64        976,951
   01/01/2008 to 12/31/2008...........    $14.64       $ 8.95        561,382
   01/01/2009 to 12/31/2009...........    $ 8.95       $10.92        716,247
   01/01/2010 to 12/31/2010...........    $10.92       $12.06        491,331
   01/01/2011 to 12/31/2011...........    $12.06       $11.83        340,742
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.90          2,303
   01/01/2003 to 12/31/2003...........    $ 9.90       $11.51         12,720
   01/01/2004 to 12/31/2004...........    $11.51       $12.33        102,706
   01/01/2005 to 12/31/2005...........    $12.33       $12.06        109,443
   01/01/2006 to 12/31/2006...........    $12.06       $13.32        197,910
   01/01/2007 to 12/31/2007...........    $13.32       $14.06        542,445
   01/01/2008 to 12/31/2008...........    $14.06       $10.11         50,304
   01/01/2009 to 12/31/2009...........    $10.11       $12.05        157,974
   01/01/2010 to 12/31/2010...........    $12.05       $13.88        155,879
   01/01/2011 to 12/31/2011...........    $13.88       $14.56         82,160
PROFUND VP CONSUMER SERVICES
   01/01/2002 to 12/31/2002...........        --       $ 9.37          2,426
   01/01/2003 to 12/31/2003...........    $ 9.37       $11.66         30,700
   01/01/2004 to 12/31/2004...........    $11.66       $12.31         87,433
   01/01/2005 to 12/31/2005...........    $12.31       $11.51        104,799
   01/01/2006 to 12/31/2006...........    $11.51       $12.65        104,380
   01/01/2007 to 12/31/2007...........    $12.65       $11.38         77,328
   01/01/2008 to 12/31/2008...........    $11.38       $ 7.66         25,750
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 9.83        116,902
   01/01/2010 to 12/31/2010...........    $ 9.83       $11.71         56,637
   01/01/2011 to 12/31/2011...........    $11.71       $12.12         38,322
PROFUND VP EUROPE 30
   01/01/2002 to 12/31/2002...........        --       $ 9.70          2,625
   01/01/2003 to 12/31/2003...........    $ 9.70       $13.20        158,208
   01/01/2004 to 12/31/2004...........    $13.20       $14.80        313,111
   01/01/2005 to 12/31/2005...........    $14.80       $15.69        409,618
   01/01/2006 to 12/31/2006...........    $15.69       $18.09        676,494
   01/01/2007 to 12/31/2007...........    $18.09       $20.33      1,035,608
   01/01/2008 to 12/31/2008...........    $20.33       $11.17         59,187
   01/01/2009 to 12/31/2009...........    $11.17       $14.50        333,618
   01/01/2010 to 12/31/2010...........    $14.50       $14.60        194,858
   01/01/2011 to 12/31/2011...........    $14.60       $13.05         45,440

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   01/01/2002 to 12/31/2002...........        --       $ 9.84          2,066
   01/01/2003 to 12/31/2003...........    $ 9.84       $12.45        134,420
   01/01/2004 to 12/31/2004...........    $12.45       $13.48        323,190
   01/01/2005 to 12/31/2005...........    $13.48       $13.75        556,707
   01/01/2006 to 12/31/2006...........    $13.75       $15.83        679,764
   01/01/2007 to 12/31/2007...........    $15.83       $12.56        500,665
   01/01/2008 to 12/31/2008...........    $12.56       $ 6.09        230,957
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 6.87        257,126
   01/01/2010 to 12/31/2010...........    $ 6.87       $ 7.48        151,486
   01/01/2011 to 12/31/2011...........    $ 7.48       $ 6.32         63,803
PROFUND VP HEALTH CARE
   01/01/2002 to 12/31/2002...........        --       $ 9.59          6,831
   01/01/2003 to 12/31/2003...........    $ 9.59       $11.05        244,228
   01/01/2004 to 12/31/2004...........    $11.05       $11.10        518,389
   01/01/2005 to 12/31/2005...........    $11.10       $11.54        974,104
   01/01/2006 to 12/31/2006...........    $11.54       $11.92      1,125,522
   01/01/2007 to 12/31/2007...........    $11.92       $12.46      1,162,766
   01/01/2008 to 12/31/2008...........    $12.46       $ 9.25         92,213
   01/01/2009 to 12/31/2009...........    $ 9.25       $10.85        241,104
   01/01/2010 to 12/31/2010...........    $10.85       $10.95        128,039
   01/01/2011 to 12/31/2011...........    $10.95       $11.83         93,411
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $12.85         20,601
   01/01/2004 to 12/31/2004...........    $12.85       $14.27         88,729
   01/01/2005 to 12/31/2005...........    $14.27       $14.34        113,692
   01/01/2006 to 12/31/2006...........    $14.34       $15.71         74,496
   01/01/2007 to 12/31/2007...........    $15.71       $17.22        308,521
   01/01/2008 to 12/31/2008...........    $17.22       $10.05         34,844
   01/01/2009 to 12/31/2009...........    $10.05       $12.24        133,981
   01/01/2010 to 12/31/2010...........    $12.24       $14.86        120,850
   01/01/2011 to 12/31/2011...........    $14.86       $14.31         45,982
PROFUND VP INTERNET
   01/01/2003 to 12/31/2003...........        --       $16.67          1,210
   01/01/2004 to 12/31/2004...........    $16.67       $19.83          3,806
   01/01/2005 to 12/31/2005...........    $19.83       $20.90          2,197
   01/01/2006 to 12/31/2006...........    $20.90       $20.78            655
   01/01/2007 to 12/31/2007...........    $20.78       $22.46          1,607
   01/01/2008 to 12/31/2008...........    $22.46       $12.16          1,088
   01/01/2009 to 12/31/2009...........    $12.16       $21.14          2,242
   01/01/2010 to 12/31/2010...........    $21.14       $28.06          2,745
   01/01/2011 to 12/31/2011...........    $28.06       $25.63            274
PROFUND VP JAPAN
   01/01/2002 to 12/31/2002...........        --       $10.21            351
   01/01/2003 to 12/31/2003...........    $10.21       $12.70         76,553
   01/01/2004 to 12/31/2004...........    $12.70       $13.40        137,584
   01/01/2005 to 12/31/2005...........    $13.40       $18.65        930,697
   01/01/2006 to 12/31/2006...........    $18.65       $20.27        426,933
   01/01/2007 to 12/31/2007...........    $20.27       $17.90        235,339
   01/01/2008 to 12/31/2008...........    $17.90       $10.39         53,586
   01/01/2009 to 12/31/2009...........    $10.39       $11.24         84,858
   01/01/2010 to 12/31/2010...........    $11.24       $10.31         52,527
   01/01/2011 to 12/31/2011...........    $10.31       $ 8.24         20,070

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37         18,860
   01/01/2005 to 12/31/2005...........    $10.37       $10.27        908,197
   01/01/2006 to 12/31/2006...........    $10.27       $10.99        613,182
   01/01/2007 to 12/31/2007...........    $10.99       $11.53      1,390,699
   01/01/2008 to 12/31/2008...........    $11.53       $ 7.29        168,468
   01/01/2009 to 12/31/2009...........    $ 7.29       $ 9.28        367,470
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.31        215,082
   01/01/2011 to 12/31/2011...........    $10.31       $10.43        124,604
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36         36,170
   01/01/2005 to 12/31/2005...........    $10.36       $10.48      1,039,137
   01/01/2006 to 12/31/2006...........    $10.48       $12.20      1,693,382
   01/01/2007 to 12/31/2007...........    $12.20       $11.98        675,679
   01/01/2008 to 12/31/2008...........    $11.98       $ 7.00        152,477
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.20        300,630
   01/01/2010 to 12/31/2010...........    $ 8.20       $ 9.08        629,740
   01/01/2011 to 12/31/2011...........    $ 9.08       $ 8.80         95,035
PROFUND VP MID-CAP GROWTH
   01/01/2002 to 12/31/2002...........        --       $ 9.82          1,587
   01/01/2003 to 12/31/2003...........    $ 9.82       $12.32        295,528
   01/01/2004 to 12/31/2004...........    $12.32       $13.42        579,666
   01/01/2005 to 12/31/2005...........    $13.42       $14.65      1,210,312
   01/01/2006 to 12/31/2006...........    $14.65       $14.94        841,041
   01/01/2007 to 12/31/2007...........    $14.94       $16.38        570,618
   01/01/2008 to 12/31/2008...........    $16.38       $ 9.83         97,513
   01/01/2009 to 12/31/2009...........    $ 9.83       $13.34        210,857
   01/01/2010 to 12/31/2010...........    $13.34       $16.80        482,644
   01/01/2011 to 12/31/2011...........    $16.80       $16.01        100,490
PROFUND VP MID-CAP VALUE
   01/01/2002 to 12/31/2002...........        --       $10.06          4,777
   01/01/2003 to 12/31/2003...........    $10.06       $13.40        462,172
   01/01/2004 to 12/31/2004...........    $13.40       $15.24        626,618
   01/01/2005 to 12/31/2005...........    $15.24       $16.28        783,182
   01/01/2006 to 12/31/2006...........    $16.28       $17.93      1,262,392
   01/01/2007 to 12/31/2007...........    $17.93       $17.76        454,086
   01/01/2008 to 12/31/2008...........    $17.76       $11.10         83,877
   01/01/2009 to 12/31/2009...........    $11.10       $14.25        169,155
   01/01/2010 to 12/31/2010...........    $14.25       $16.84         89,452
   01/01/2011 to 12/31/2011...........    $16.84       $15.87        143,417

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $ 9.36         13,113
   01/01/2003 to 12/31/2003...........    $ 9.36       $13.47        810,005
   01/01/2004 to 12/31/2004...........    $13.47       $14.34      1,807,904
   01/01/2005 to 12/31/2005...........    $14.34       $14.10      1,350,489
   01/01/2006 to 12/31/2006...........    $14.10       $14.59      1,489,774
   01/01/2007 to 12/31/2007...........    $14.59       $16.83      1,716,475
   01/01/2008 to 12/31/2008...........    $16.83       $ 9.50        103,254
   01/01/2009 to 12/31/2009...........    $ 9.50       $14.16        349,448
   01/01/2010 to 12/31/2010...........    $14.16       $16.43        299,087
   01/01/2011 to 12/31/2011...........    $16.43       $16.35        127,882
PROFUND VP OIL & GAS
   01/01/2002 to 12/31/2002...........        --       $10.12          1,660
   01/01/2003 to 12/31/2003...........    $10.12       $12.14        114,553
   01/01/2004 to 12/31/2004...........    $12.14       $15.40        888,111
   01/01/2005 to 12/31/2005...........    $15.40       $19.84      1,062,333
   01/01/2006 to 12/31/2006...........    $19.84       $23.48      1,058,623
   01/01/2007 to 12/31/2007...........    $23.48       $30.51      1,299,899
   01/01/2008 to 12/31/2008...........    $30.51       $18.87        171,663
   01/01/2009 to 12/31/2009...........    $18.87       $21.38        300,174
   01/01/2010 to 12/31/2010...........    $21.38       $24.70        237,085
   01/01/2011 to 12/31/2011...........    $24.70       $24.77        123,070
PROFUND VP PHARMACEUTICALS
   01/01/2002 to 12/31/2002...........        --       $ 9.63          2,545
   01/01/2003 to 12/31/2003...........    $ 9.63       $ 9.97         77,105
   01/01/2004 to 12/31/2004...........    $ 9.97       $ 8.88        246,789
   01/01/2005 to 12/31/2005...........    $ 8.88       $ 8.38        337,607
   01/01/2006 to 12/31/2006...........    $ 8.38       $ 9.22        472,925
   01/01/2007 to 12/31/2007...........    $ 9.22       $ 9.25        294,819
   01/01/2008 to 12/31/2008...........    $ 9.25       $ 7.31         92,405
   01/01/2009 to 12/31/2009...........    $ 7.31       $ 8.38        261,434
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 8.26         77,448
   01/01/2011 to 12/31/2011...........    $ 8.26       $ 9.41         78,604
PROFUND VP PRECIOUS METALS
   01/01/2002 to 12/31/2002...........        --       $11.30         19,964
   01/01/2003 to 12/31/2003...........    $11.30       $15.44        390,896
   01/01/2004 to 12/31/2004...........    $15.44       $13.64        457,761
   01/01/2005 to 12/31/2005...........    $13.64       $16.90      1,038,247
   01/01/2006 to 12/31/2006...........    $16.90       $17.80      1,225,838
   01/01/2007 to 12/31/2007...........    $17.80       $21.38      1,371,913
   01/01/2008 to 12/31/2008...........    $21.38       $14.52        413,539
   01/01/2009 to 12/31/2009...........    $14.52       $19.28        663,361
   01/01/2010 to 12/31/2010...........    $19.28       $25.14        706,026
   01/01/2011 to 12/31/2011...........    $25.14       $19.93        304,198

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2002 to 12/31/2002...........        --       $10.20         12,789
   01/01/2003 to 12/31/2003...........    $10.20       $13.33        136,941
   01/01/2004 to 12/31/2004...........    $13.33       $16.63        509,763
   01/01/2005 to 12/31/2005...........    $16.63       $17.42        419,233
   01/01/2006 to 12/31/2006...........    $17.42       $22.64        644,499
   01/01/2007 to 12/31/2007...........    $22.64       $17.85        306,812
   01/01/2008 to 12/31/2008...........    $17.85       $10.29        109,319
   01/01/2009 to 12/31/2009...........    $10.29       $12.91        152,582
   01/01/2010 to 12/31/2010...........    $12.91       $15.79         83,478
   01/01/2011 to 12/31/2011...........    $15.79       $16.22         50,790
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2002 to 12/31/2002...........        --       $ 9.69          9,028
   01/01/2003 to 12/31/2003...........    $ 9.69       $ 9.12        445,486
   01/01/2004 to 12/31/2004...........    $ 9.12       $ 7.97      2,060,525
   01/01/2005 to 12/31/2005...........    $ 7.97       $ 7.20      1,537,480
   01/01/2006 to 12/31/2006...........    $ 7.20       $ 7.78      1,436,150
   01/01/2007 to 12/31/2007...........    $ 7.78       $ 7.24        931,257
   01/01/2008 to 12/31/2008...........    $ 7.24       $ 4.40        388,912
   01/01/2009 to 12/31/2009...........    $ 4.40       $ 5.71        583,137
   01/01/2010 to 12/31/2010...........    $ 5.71       $ 4.70        419,574
   01/01/2011 to 12/31/2011...........    $ 4.70       $ 2.88        242,940
PROFUND VP SEMICONDUCTOR
   01/01/2003 to 12/31/2003...........        --       $15.93          3,475
   01/01/2004 to 12/31/2004...........    $15.93       $11.95          3,639
   01/01/2005 to 12/31/2005...........    $11.95       $12.73            730
   01/01/2006 to 12/31/2006...........    $12.73       $11.61            659
   01/01/2007 to 12/31/2007...........    $11.61       $12.19            744
   01/01/2008 to 12/31/2008...........    $12.19       $ 6.00             84
   01/01/2009 to 12/31/2009...........    $ 6.00       $ 9.66            238
   01/01/2010 to 12/31/2010...........    $ 9.66       $10.65             81
   01/01/2011 to 12/31/2011...........    $10.65       $10.04             75
PROFUND VP SHORT MID-CAP
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 8.61              0
   01/01/2006 to 12/31/2006...........    $ 8.61       $ 8.14              0
   01/01/2007 to 12/31/2007...........    $ 8.14       $ 7.76              0
   01/01/2008 to 12/31/2008...........    $ 7.76       $10.03          3,551
   01/01/2009 to 12/31/2009...........    $10.03       $ 6.36          3,708
   01/01/2010 to 12/31/2010...........    $ 6.36       $ 4.63              0
   01/01/2011 to 12/31/2011...........    $ 4.63       $ 4.16              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $10.43         15,308
   01/01/2003 to 12/31/2003...........    $10.43       $ 6.42        196,526
   01/01/2004 to 12/31/2004...........    $ 6.42       $ 5.60        181,352
   01/01/2005 to 12/31/2005...........    $ 5.60       $ 5.53        480,112
   01/01/2006 to 12/31/2006...........    $ 5.53       $ 5.36        679,620
   01/01/2007 to 12/31/2007...........    $ 5.36       $ 4.65        468,235
   01/01/2008 to 12/31/2008...........    $ 4.65       $ 6.75        120,544
   01/01/2009 to 12/31/2009...........    $ 6.75       $ 3.93        287,541
   01/01/2010 to 12/31/2010...........    $ 3.93       $ 3.04        221,223
   01/01/2011 to 12/31/2011...........    $ 3.04       $ 2.67        484,395
PROFUND VP SHORT SMALL-CAP
   01/01/2004 to 12/31/2004...........        --       $ 9.54              0
   01/01/2005 to 12/31/2005...........    $ 9.54       $ 9.08          6,434
   01/01/2006 to 12/31/2006...........    $ 9.08       $ 7.86         14,134
   01/01/2007 to 12/31/2007...........    $ 7.86       $ 8.06          5,100
   01/01/2008 to 12/31/2008...........    $ 8.06       $ 9.81            873
   01/01/2009 to 12/31/2009...........    $ 9.81       $ 6.51              1
   01/01/2010 to 12/31/2010...........    $ 6.51       $ 4.54          8,137
   01/01/2011 to 12/31/2011...........    $ 4.54       $ 4.05              0
PROFUND VP SMALL-CAP GROWTH
   01/01/2002 to 12/31/2002...........        --       $ 9.91         10,572
   01/01/2003 to 12/31/2003...........    $ 9.91       $13.05      1,289,398
   01/01/2004 to 12/31/2004...........    $13.05       $15.34      1,611,060
   01/01/2005 to 12/31/2005...........    $15.34       $16.18      1,645,354
   01/01/2006 to 12/31/2006...........    $16.18       $17.25        715,173
   01/01/2007 to 12/31/2007...........    $17.25       $17.61        602,007
   01/01/2008 to 12/31/2008...........    $17.61       $11.39        111,710
   01/01/2009 to 12/31/2009...........    $11.39       $14.10        193,351
   01/01/2010 to 12/31/2010...........    $14.10       $17.39        356,917
   01/01/2011 to 12/31/2011...........    $17.39       $17.28         95,381
PROFUND VP SMALL-CAP VALUE
   01/01/2002 to 12/31/2002...........        --       $10.15         19,019
   01/01/2003 to 12/31/2003...........    $10.15       $13.41      1,218,990
   01/01/2004 to 12/31/2004...........    $13.41       $15.80      2,597,154
   01/01/2005 to 12/31/2005...........    $15.80       $16.12      1,026,107
   01/01/2006 to 12/31/2006...........    $16.12       $18.57      1,234,327
   01/01/2007 to 12/31/2007...........    $18.57       $16.90        475,816
   01/01/2008 to 12/31/2008...........    $16.90       $11.49        153,056
   01/01/2009 to 12/31/2009...........    $11.49       $13.57        143,782
   01/01/2010 to 12/31/2010...........    $13.57       $16.26        126,161
   01/01/2011 to 12/31/2011...........    $16.26       $15.29         84,864
PROFUND VP TECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $13.30          6,845
   01/01/2004 to 12/31/2004...........    $13.30       $12.99          9,239
   01/01/2005 to 12/31/2005...........    $12.99       $12.90              1
   01/01/2006 to 12/31/2006...........    $12.90       $13.68            315
   01/01/2007 to 12/31/2007...........    $13.68       $15.35          1,532
   01/01/2008 to 12/31/2008...........    $15.35       $ 8.38          1,531
   01/01/2009 to 12/31/2009...........    $ 8.38       $13.27            545
   01/01/2010 to 12/31/2010...........    $13.27       $14.41            326
   01/01/2011 to 12/31/2011...........    $14.41       $13.95            326

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   01/01/2002 to 12/31/2002...........        --       $10.03          3,642
   01/01/2003 to 12/31/2003...........    $10.03       $10.08         47,283
   01/01/2004 to 12/31/2004...........    $10.08       $11.43        212,127
   01/01/2005 to 12/31/2005...........    $11.43       $10.47        159,505
   01/01/2006 to 12/31/2006...........    $10.47       $13.79        576,678
   01/01/2007 to 12/31/2007...........    $13.79       $14.66        584,892
   01/01/2008 to 12/31/2008...........    $14.66       $ 9.43         78,446
   01/01/2009 to 12/31/2009...........    $ 9.43       $ 9.93         97,224
   01/01/2010 to 12/31/2010...........    $ 9.93       $11.27         88,043
   01/01/2011 to 12/31/2011...........    $11.27       $11.26         36,874
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2002 to 12/31/2002...........        --       $10.19         22,148
   01/01/2003 to 12/31/2003...........    $10.19       $ 9.75        291,892
   01/01/2004 to 12/31/2004...........    $ 9.75       $10.34        372,142
   01/01/2005 to 12/31/2005...........    $10.34       $11.06        849,751
   01/01/2006 to 12/31/2006...........    $11.06       $10.36        308,497
   01/01/2007 to 12/31/2007...........    $10.36       $11.19      1,278,383
   01/01/2008 to 12/31/2008...........    $11.19       $16.43        392,156
   01/01/2009 to 12/31/2009...........    $16.43       $10.86        233,160
   01/01/2010 to 12/31/2010...........    $10.86       $11.73        161,631
   01/01/2011 to 12/31/2011...........    $11.73       $16.52        201,989
PROFUND VP ULTRABULL
   01/01/2002 to 12/31/2002...........        --       $ 9.61            245
   01/01/2003 to 12/31/2003...........    $ 9.61       $14.42          1,432
   01/01/2004 to 12/31/2004...........    $14.42       $16.58          9,518
   01/01/2005 to 12/31/2005...........    $16.58       $16.69         16,473
   01/01/2006 to 12/31/2006...........    $16.69       $20.15          7,438
   01/01/2007 to 12/31/2007...........    $20.15       $19.93          5,842
   01/01/2008 to 12/31/2008...........    $19.93       $ 6.37         11,696
   01/01/2009 to 12/31/2009...........    $ 6.37       $ 9.04          5,159
   01/01/2010 to 12/31/2010...........    $ 9.04       $10.84         14,585
   01/01/2011 to 12/31/2011...........    $10.84       $10.12         26,065
PROFUND VP ULTRAMID-CAP
   01/01/2002 to 12/31/2002...........        --       $ 9.86          1,673
   01/01/2003 to 12/31/2003...........    $ 9.86       $16.46        136,523
   01/01/2004 to 12/31/2004...........    $16.46       $20.62        338,303
   01/01/2005 to 12/31/2005...........    $20.62       $23.85        608,699
   01/01/2006 to 12/31/2006...........    $23.85       $25.88        494,119
   01/01/2007 to 12/31/2007...........    $25.88       $26.90        589,077
   01/01/2008 to 12/31/2008...........    $26.90       $ 8.58        164,722
   01/01/2009 to 12/31/2009...........    $ 8.58       $13.96        168,386
   01/01/2010 to 12/31/2010...........    $13.96       $20.50        146,295
   01/01/2011 to 12/31/2011...........    $20.50       $17.36         35,034

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRANASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $ 8.70            233
   01/01/2003 to 12/31/2003...........    $ 8.70       $17.30          5,905
   01/01/2004 to 12/31/2004...........    $17.30       $19.36         22,282
   01/01/2005 to 12/31/2005...........    $19.36       $18.28         39,390
   01/01/2006 to 12/31/2006...........    $18.28       $18.81         25,955
   01/01/2007 to 12/31/2007...........    $18.81       $23.71          3,558
   01/01/2008 to 12/31/2008...........    $23.71       $ 6.34          3,172
   01/01/2009 to 12/31/2009...........    $ 6.34       $13.64          5,110
   01/01/2010 to 12/31/2010...........    $13.64       $18.09         10,209
   01/01/2011 to 12/31/2011...........    $18.09       $17.54         16,566
PROFUND VP ULTRASMALL-CAP
   01/01/2003 to 12/31/2003...........        --       $19.43         13,082
   01/01/2004 to 12/31/2004...........    $19.43       $24.98         32,780
   01/01/2005 to 12/31/2005...........    $24.98       $24.46          4,105
   01/01/2006 to 12/31/2006...........    $24.46       $30.23          2,229
   01/01/2007 to 12/31/2007...........    $30.23       $25.75          1,325
   01/01/2008 to 12/31/2008...........    $25.75       $ 8.54          1,325
   01/01/2009 to 12/31/2009...........    $ 8.54       $11.74          1,451
   01/01/2010 to 12/31/2010...........    $11.74       $17.10          7,452
   01/01/2011 to 12/31/2011...........    $17.10       $13.62          1,359
PROFUND VP UTILITIES
   01/01/2002 to 12/31/2002...........        --       $10.61          8,871
   01/01/2003 to 12/31/2003...........    $10.61       $12.63         93,690
   01/01/2004 to 12/31/2004...........    $12.63       $15.00        332,768
   01/01/2005 to 12/31/2005...........    $15.00       $16.64        728,412
   01/01/2006 to 12/31/2006...........    $16.64       $19.47        965,227
   01/01/2007 to 12/31/2007...........    $19.47       $22.11      2,287,906
   01/01/2008 to 12/31/2008...........    $22.11       $15.03        141,381
   01/01/2009 to 12/31/2009...........    $15.03       $16.33        192,385
   01/01/2010 to 12/31/2010...........    $16.33       $16.97        125,655
   01/01/2011 to 12/31/2011...........    $16.97       $19.57        101,933
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53        172,859
   01/01/2005 to 12/31/2005...........    $10.53       $12.02        394,681
   01/01/2006 to 12/31/2006...........    $12.02       $14.27        427,444
   01/01/2007 to 12/31/2007...........    $14.27       $16.74        427,136
   01/01/2008 to 12/31/2008...........    $16.74       $ 8.16         57,977
   01/01/2009 to 12/31/2009...........    $ 8.16       $10.98         84,048
   01/01/2010 to 12/31/2010...........    $10.98       $12.28         60,908
   01/01/2011 to 12/31/2011...........    $12.28       $10.25         34,000

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.73        152,355
   01/01/2005 to 12/31/2005...........    $10.73       $10.96        239,581
   01/01/2006 to 12/31/2006...........    $10.96       $11.06        310,269
   01/01/2007 to 12/31/2007...........    $11.06       $11.31        358,182
   01/01/2008 to 12/31/2008...........    $11.31       $ 8.00         71,292
   01/01/2009 to 12/31/2009...........    $ 8.00       $ 8.93        179,566
   01/01/2010 to 12/31/2010...........    $ 8.93       $10.45        173,663
   01/01/2011 to 12/31/2011...........    $10.45       $11.12         88,460
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.30      1,562,079
   01/01/2005 to 12/31/2005...........    $11.30       $11.89      3,682,820
   01/01/2006 to 12/31/2006...........    $11.89       $13.01      4,195,075
   01/01/2007 to 12/31/2007...........    $13.01       $13.97      3,797,495
   01/01/2008 to 12/31/2008...........    $13.97       $ 7.56        269,116
   01/01/2009 to 12/31/2009...........    $ 7.56       $ 8.38        551,784
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.80        487,352
   01/01/2011 to 12/31/2011...........    $ 9.80       $ 9.45        237,190
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.46        160,820
   01/01/2005 to 12/31/2005...........    $10.46       $ 9.93        229,011
   01/01/2006 to 12/31/2006...........    $ 9.93       $12.24        513,220
   01/01/2007 to 12/31/2007...........    $12.24       $12.08        256,400
   01/01/2008 to 12/31/2008...........    $12.08       $ 8.48         47,569
   01/01/2009 to 12/31/2009...........    $ 8.48       $ 9.47         64,992
   01/01/2010 to 12/31/2010...........    $ 9.47       $10.85         52,801
   01/01/2011 to 12/31/2011...........    $10.85       $11.47         46,463
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.74      1,422,655
   01/01/2006 to 12/31/2006...........    $ 9.74       $11.29      2,501,117
   01/01/2007 to 12/31/2007...........    $11.29       $11.20      2,253,439
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.53        187,722
   01/01/2009 to 12/31/2009...........    $ 6.53       $ 7.31        404,651
   01/01/2010 to 12/31/2010...........    $ 7.31       $ 8.36        426,607
   01/01/2011 to 12/31/2011...........    $ 8.36       $ 8.69        215,339
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.57          4,909
   01/01/2005 to 12/31/2005...........    $12.57       $14.76         21,797
   01/01/2006 to 12/31/2006...........    $14.76       $14.90         19,454
   01/01/2007 to 12/31/2007...........    $14.90       $17.27         20,293
   01/01/2008 to 12/31/2008...........    $17.27       $ 7.65              0
   01/01/2009 to 12/31/2009...........    $ 7.65       $ 8.04              0
   01/01/2010 to 12/31/2010...........    $ 8.04       $10.29              0
   01/01/2011 to 12/31/2011...........    $10.29       $ 7.60              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2002 to 12/31/2002...........        --       $ 9.90        10,707
   01/01/2003 to 12/31/2003...........    $ 9.90       $12.26       251,071
   01/01/2004 to 12/31/2004...........    $12.26       $13.36       285,526
   01/01/2005 to 12/31/2005...........    $13.36       $13.81       350,410
   01/01/2006 to 12/31/2006...........    $13.81       $16.06       434,376
   01/01/2007 to 12/31/2007...........    $16.06       $16.20       321,304
   01/01/2008 to 12/31/2008...........    $16.20       $10.10        61,519
   01/01/2009 to 12/31/2009...........    $10.10       $11.57       103,865
   01/01/2010 to 07/16/2010...........    $11.57       $11.11             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.37       $17.36       170,815
   01/01/2011 to 12/31/2011...........    $17.36       $14.85        88,148
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.11       $12.92       127,639
   01/01/2011 to 12/31/2011...........    $12.92       $12.41        43,255
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.21       $19.16        78,728
   01/01/2011 to 12/31/2011...........    $19.16       $17.79       132,209
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23       200,784
   01/01/2011 to 12/31/2011...........    $12.23       $11.48       107,662


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH GMWB OR HD GRO OR GRO PLUS 2008 (2.00%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.54               0
   01/01/2006 to 12/31/2006...........    $10.54       $11.32               0
   01/01/2007 to 12/31/2007...........    $11.32       $11.66               0
   01/01/2008 to 12/31/2008...........    $11.66       $10.90               0
   01/01/2009 to 12/31/2009...........    $10.90       $12.49               0
   01/01/2010 to 12/31/2010...........    $12.49       $14.24               0
   01/01/2011 to 12/31/2011...........    $14.24       $14.34               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         312,604
   01/01/2006 to 12/31/2006...........    $10.01       $10.97       5,065,695
   01/01/2007 to 12/31/2007...........    $10.97       $11.74       8,136,541
   01/01/2008 to 12/31/2008...........    $11.74       $ 7.84       9,400,328
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 9.56      11,572,243
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.49       9,571,229
   01/01/2011 to 12/31/2011...........    $10.49       $10.00       7,458,449
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.63       1,290,825
   01/01/2007 to 12/31/2007...........    $10.63       $11.41       2,559,214
   01/01/2008 to 12/31/2008...........    $11.41       $ 7.85       3,903,066
   01/01/2009 to 12/31/2009...........    $ 7.85       $ 9.70       4,089,298
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.81       3,661,891
   01/01/2011 to 12/31/2011...........    $10.81       $10.61       3,108,340
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.43          10,356
   01/01/2004 to 12/31/2004...........    $12.43       $13.22         119,566
   01/01/2005 to 12/02/2005...........    $13.22       $15.12               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.09           5,118
   01/01/2004 to 12/31/2004...........    $12.09       $13.05          72,365
   01/01/2005 to 12/02/2005...........    $13.05       $14.38               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.48           2,386
   01/01/2004 to 12/31/2004...........    $12.48       $13.77         198,789
   01/01/2005 to 12/31/2005...........    $13.77       $14.12         238,150
   01/01/2006 to 12/31/2006...........    $14.12       $16.18         278,461
   01/01/2007 to 12/31/2007...........    $16.18       $15.83         367,074
   01/01/2008 to 12/31/2008...........    $15.83       $10.13         432,558
   01/01/2009 to 12/31/2009...........    $10.13       $11.69         495,878
   01/01/2010 to 12/31/2010...........    $11.69       $13.04         325,918
   01/01/2011 to 12/31/2011...........    $13.04       $13.23         289,460
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         159,724
   01/01/2006 to 12/31/2006...........    $10.02       $10.86       1,685,657
   01/01/2007 to 12/31/2007...........    $10.86       $11.61       2,790,774
   01/01/2008 to 12/31/2008...........    $11.61       $ 8.11       5,528,245
   01/01/2009 to 12/31/2009...........    $ 8.11       $ 9.80       8,798,728
   01/01/2010 to 12/31/2010...........    $ 9.80       $10.79       7,024,050
   01/01/2011 to 12/31/2011...........    $10.79       $10.44       5,182,858
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.15          64,421
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.38           9,674
   01/01/2004 to 12/31/2004...........    $12.38       $14.33         175,087
   01/01/2005 to 12/31/2005...........    $14.33       $15.36         278,563
   01/01/2006 to 12/31/2006...........    $15.36       $18.32         539,030
   01/01/2007 to 12/31/2007...........    $18.32       $18.16         417,115
   01/01/2008 to 12/31/2008...........    $18.16       $11.16         374,851
   01/01/2009 to 12/31/2009...........    $11.16       $12.93         346,113
   01/01/2010 to 12/31/2010...........    $12.93       $14.25         297,287
   01/01/2011 to 12/31/2011...........    $14.25       $13.90         215,671
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.28      12,905,774
   01/01/2009 to 12/31/2009...........    $11.28       $11.01      11,423,965
   01/01/2010 to 12/31/2010...........    $11.01       $11.80       7,372,701
   01/01/2011 to 12/31/2011...........    $11.80       $12.31       5,770,635
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.36       1,335,590
   01/01/2010 to 12/31/2010...........    $ 9.36       $10.14         972,743
   01/01/2011 to 12/31/2011...........    $10.14       $10.90         747,805

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.74       4,566,891
   01/01/2011 to 12/31/2011...........    $10.74       $11.73       2,577,818
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.01       7,376,393
   01/01/2009 to 12/31/2009...........    $12.01       $11.06       7,133,884
   01/01/2010 to 12/31/2010...........    $11.06       $12.05       4,327,344
   01/01/2011 to 12/31/2011...........    $12.05       $13.41       6,924,813
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.08       5,692,971
   01/01/2009 to 12/31/2009...........    $12.08       $10.93       5,213,380
   01/01/2010 to 12/31/2010...........    $10.93       $11.93       3,978,286
   01/01/2011 to 12/31/2011...........    $11.93       $13.55       2,040,163
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.77         239,205
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.61       3,501,577
   01/01/2011 to 12/31/2011...........    $ 9.61       $11.18         747,648
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.99       6,025,992
   01/01/2011 to 12/31/2011...........    $10.99       $12.95       3,151,015
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $12.00       5,394,026
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         383,419
   01/01/2006 to 12/31/2006...........    $10.00       $11.15       6,613,267
   01/01/2007 to 12/31/2007...........    $11.15       $11.98       8,926,725
   01/01/2008 to 12/31/2008...........    $11.98       $ 7.64      11,747,755
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.38      14,510,164
   01/01/2010 to 12/31/2010...........    $ 9.38       $10.43      11,072,168
   01/01/2011 to 12/31/2011...........    $10.43       $ 9.97       8,565,131
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50          12,898
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.30         301,763
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 9.08         655,245
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.17         672,599
   01/01/2011 to 12/31/2011...........    $10.17       $ 9.73         487,605

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03          9,410
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.12        703,326
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.61      1,443,088
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.45      1,275,577
   01/01/2011 to 12/31/2011...........    $ 9.45       $ 9.09      1,120,408
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.91         13,615
   01/01/2004 to 12/31/2004...........    $13.91       $18.80        184,027
   01/01/2005 to 12/31/2005...........    $18.80       $21.16        199,018
   01/01/2006 to 12/31/2006...........    $21.16       $28.35        318,743
   01/01/2007 to 12/31/2007...........    $28.35       $22.24        246,476
   01/01/2008 to 12/31/2008...........    $22.24       $14.16        171,371
   01/01/2009 to 12/31/2009...........    $14.16       $18.30        243,592
   01/01/2010 to 12/31/2010...........    $18.30       $23.08        180,347
   01/01/2011 to 12/31/2011...........    $23.08       $24.11        145,127
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.17         10,756
   01/01/2004 to 12/31/2004...........    $14.17       $16.96        236,402
   01/01/2005 to 12/31/2005...........    $16.96       $16.82        245,003
   01/01/2006 to 12/31/2006...........    $16.82       $19.77        203,936
   01/01/2007 to 12/31/2007...........    $19.77       $15.93        230,960
   01/01/2008 to 07/18/2008...........    $15.93       $14.57              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.38         37,078
   01/01/2004 to 12/31/2004...........    $16.38       $19.75        562,771
   01/01/2005 to 12/31/2005...........    $19.75       $21.18        675,625
   01/01/2006 to 12/31/2006...........    $21.18       $23.44        555,919
   01/01/2007 to 12/31/2007...........    $23.44       $25.55        471,679
   01/01/2008 to 12/31/2008...........    $25.55       $14.00        419,386
   01/01/2009 to 12/31/2009...........    $14.00       $18.20        379,572
   01/01/2010 to 12/31/2010...........    $18.20       $23.64        289,027
   01/01/2011 to 12/31/2011...........    $23.64       $20.13        229,446
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          1,495
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.13        414,672
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.47        553,827
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.41        397,958
   01/01/2011 to 12/31/2011...........    $ 9.41       $ 8.99        314,944

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.55      2,113,521
   01/01/2007 to 12/31/2007...........    $10.55       $11.22      2,818,505
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.21      3,325,516
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.75      4,130,172
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 9.80      3,649,068
   01/01/2011 to 12/31/2011...........    $ 9.80       $ 9.46      2,869,281
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.45      1,651,620
   01/01/2007 to 12/31/2007...........    $10.45       $11.41      2,784,630
   01/01/2008 to 12/31/2008...........    $11.41       $ 6.63      3,618,245
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.19      4,957,531
   01/01/2010 to 12/31/2010...........    $ 8.19       $ 9.55      4,347,503
   01/01/2011 to 12/31/2011...........    $ 9.55       $ 8.78      3,235,647
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46        143,659
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.32              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.10         13,392
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.08         51,758
   01/01/2010 to 12/31/2010...........    $ 8.08       $ 9.52         58,659
   01/01/2011 to 12/31/2011...........    $ 9.52       $ 8.86         42,584
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.61         17,452
   01/01/2004 to 12/31/2004...........    $11.61       $11.80        122,739
   01/01/2005 to 12/31/2005...........    $11.80       $11.95        143,016
   01/01/2006 to 12/31/2006...........    $11.95       $12.88        143,727
   01/01/2007 to 12/31/2007...........    $12.88       $14.39        168,462
   01/01/2008 to 12/31/2008...........    $14.39       $ 8.42        212,472
   01/01/2009 to 12/31/2009...........    $ 8.42       $12.33        425,326
   01/01/2010 to 12/31/2010...........    $12.33       $13.33        336,232
   01/01/2011 to 12/31/2011...........    $13.33       $12.54        200,658
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.76        187,011
   01/01/2004 to 12/31/2004...........    $12.76       $13.88      2,899,917
   01/01/2005 to 12/31/2005...........    $13.88       $14.25      4,265,751
   01/01/2006 to 12/31/2006...........    $14.25       $16.38      2,911,174
   01/01/2007 to 12/31/2007...........    $16.38       $16.87      2,485,922
   01/01/2008 to 12/31/2008...........    $16.87       $ 9.81      2,137,291
   01/01/2009 to 12/31/2009...........    $ 9.81       $11.46      1,934,817
   01/01/2010 to 12/31/2010...........    $11.46       $12.67      1,584,756
   01/01/2011 to 12/31/2011...........    $12.67       $11.73      1,058,554

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.73         37,400
   01/01/2004 to 12/31/2004...........    $12.73       $14.52        516,261
   01/01/2005 to 12/31/2005...........    $14.52       $14.91        701,854
   01/01/2006 to 12/31/2006...........    $14.91       $15.53        516,950
   01/01/2007 to 12/31/2007...........    $15.53       $18.16        440,329
   01/01/2008 to 12/31/2008...........    $18.16       $10.54        395,201
   01/01/2009 to 12/31/2009...........    $10.54       $16.22        468,843
   01/01/2010 to 12/31/2010...........    $16.22       $19.05        361,092
   01/01/2011 to 12/31/2011...........    $19.05       $18.11        221,077
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.43       $16.91              0
   01/01/2006 to 12/31/2006...........    $16.91       $19.43              0
   01/01/2007 to 12/31/2007...........    $19.43       $18.06              0
   01/01/2008 to 12/31/2008...........    $18.06       $12.99         37,725
   01/01/2009 to 12/31/2009...........    $12.99       $16.14         82,090
   01/01/2010 to 12/31/2010...........    $16.14       $20.05        140,787
   01/01/2011 to 12/31/2011...........    $20.05       $19.91         98,811
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.23         27,535
   01/01/2004 to 12/31/2004...........    $12.23       $13.31        426,333
   01/01/2005 to 12/31/2005...........    $13.31       $13.19        582,998
   01/01/2006 to 12/31/2006...........    $13.19       $14.27        694,301
   01/01/2007 to 12/31/2007...........    $14.27       $14.33        558,873
   01/01/2008 to 12/31/2008...........    $14.33       $10.45        484,068
   01/01/2009 to 12/31/2009...........    $10.45       $13.89      1,068,071
   01/01/2010 to 12/31/2010...........    $13.89       $15.45        868,078
   01/01/2011 to 12/31/2011...........    $15.45       $15.62        585,430
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18            261
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.92        304,793
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.59        681,514
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.58        757,701
   01/01/2011 to 12/31/2011...........    $ 9.58       $ 9.33        529,972
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         11,680
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.55        790,873
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.13      1,461,388
   01/01/2010 to 12/31/2010...........    $ 9.13       $ 9.99      1,300,148
   01/01/2011 to 12/31/2011...........    $ 9.99       $ 9.74      1,239,700

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.34        103,740
   01/01/2004 to 12/31/2004...........    $13.34       $15.18      1,821,923
   01/01/2005 to 12/31/2005...........    $15.18       $17.34      2,117,271
   01/01/2006 to 12/31/2006...........    $17.34       $20.56      1,505,204
   01/01/2007 to 12/31/2007...........    $20.56       $23.99      1,246,698
   01/01/2008 to 12/31/2008...........    $23.99       $11.70      1,091,501
   01/01/2009 to 12/31/2009...........    $11.70       $15.51        976,313
   01/01/2010 to 12/31/2010...........    $15.51       $17.41        770,326
   01/01/2011 to 12/31/2011...........    $17.41       $14.85        539,693
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.85          5,504
   01/01/2004 to 12/31/2004...........    $12.85       $15.24         69,494
   01/01/2005 to 12/31/2005...........    $15.24       $16.98        151,572
   01/01/2006 to 12/31/2006...........    $16.98       $21.21        275,388
   01/01/2007 to 12/31/2007...........    $21.21       $24.49        415,333
   01/01/2008 to 12/31/2008...........    $24.49       $13.44        281,138
   01/01/2009 to 12/31/2009...........    $13.44       $17.18        292,566
   01/01/2010 to 12/31/2010...........    $17.18       $18.71        242,130
   01/01/2011 to 12/31/2011...........    $18.71       $16.03        186,332
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.92      1,344,244
   01/01/2009 to 12/31/2009...........    $10.92       $11.91        336,597
   01/01/2010 to 12/31/2010...........    $11.91       $12.93        179,010
   01/01/2011 to 12/31/2011...........    $12.93       $14.25      1,155,408
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.64            483
   01/01/2004 to 12/31/2004...........    $11.64       $12.67         35,622
   01/01/2005 to 12/31/2005...........    $12.67       $13.28         96,396
   01/01/2006 to 12/31/2006...........    $13.28       $14.46        103,991
   01/01/2007 to 12/31/2007...........    $14.46       $14.45        457,631
   01/01/2008 to 12/31/2008...........    $14.45       $11.66      2,616,044
   01/01/2009 to 12/31/2009...........    $11.66       $13.95      2,748,409
   01/01/2010 to 12/31/2010...........    $13.95       $14.67      1,894,148
   01/01/2011 to 12/31/2011...........    $14.67       $14.41      1,406,382
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29              0
   01/01/2010 to 12/31/2010...........    $10.29       $11.22          9,654
   01/01/2011 to 12/31/2011...........    $11.22       $11.07         17,491
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30              0
   01/01/2010 to 12/31/2010...........    $10.30       $11.47         10,094
   01/01/2011 to 12/31/2011...........    $11.47       $10.58         16,315

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.74         17,098
   01/01/2004 to 12/31/2004...........    $12.74       $14.62        217,166
   01/01/2005 to 12/31/2005...........    $14.62       $15.90        411,851
   01/01/2006 to 12/31/2006...........    $15.90       $19.14        412,527
   01/01/2007 to 12/31/2007...........    $19.14       $20.53        452,611
   01/01/2008 to 12/31/2008...........    $20.53       $11.79        450,183
   01/01/2009 to 12/31/2009...........    $11.79       $15.70        399,618
   01/01/2010 to 12/31/2010...........    $15.70       $16.49        308,762
   01/01/2011 to 12/31/2011...........    $16.49       $14.68        235,341
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.63         21,961
   01/01/2004 to 12/31/2004...........    $11.63       $13.16        173,888
   01/01/2005 to 12/31/2005...........    $13.16       $13.73        405,886
   01/01/2006 to 12/31/2006...........    $13.73       $15.94        464,393
   01/01/2007 to 12/31/2007...........    $15.94       $15.16        520,419
   01/01/2008 to 12/31/2008...........    $15.16       $ 8.69        546,388
   01/01/2009 to 12/31/2009...........    $ 8.69       $10.17        452,623
   01/01/2010 to 12/31/2010...........    $10.17       $11.28        440,901
   01/01/2011 to 12/31/2011...........    $11.28       $10.59        327,994
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.90         42,593
   01/01/2004 to 12/31/2004...........    $11.90       $12.53        904,128
   01/01/2005 to 12/31/2005...........    $12.53       $12.42      1,672,137
   01/01/2006 to 12/31/2006...........    $12.42       $13.37      1,365,237
   01/01/2007 to 12/31/2007...........    $13.37       $13.90      1,124,709
   01/01/2008 to 12/31/2008...........    $13.90       $10.45        916,727
   01/01/2009 to 12/31/2009...........    $10.45       $13.79        905,623
   01/01/2010 to 12/31/2010...........    $13.79       $15.33        647,711
   01/01/2011 to 12/31/2011...........    $15.33       $16.55        486,011
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.28        215,988
   01/01/2004 to 12/31/2004...........    $12.28       $13.92      3,136,818
   01/01/2005 to 12/31/2005...........    $13.92       $14.58      4,378,768
   01/01/2006 to 12/31/2006...........    $14.58       $15.32      3,475,065
   01/01/2007 to 12/31/2007...........    $15.32       $17.26      3,049,331
   01/01/2008 to 12/31/2008...........    $17.26       $ 9.53      2,645,237
   01/01/2009 to 12/31/2009...........    $ 9.53       $12.12      2,318,468
   01/01/2010 to 12/31/2010...........    $12.12       $14.22      1,843,523
   01/01/2011 to 12/31/2011...........    $14.22       $13.81      1,221,768
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.29          4,306
   01/01/2004 to 12/31/2004...........    $12.29       $14.26         98,046
   01/01/2005 to 12/31/2005...........    $14.26       $15.04        185,240
   01/01/2006 to 12/31/2006...........    $15.04       $18.32        190,286
   01/01/2007 to 12/31/2007...........    $18.32       $19.64        145,391
   01/01/2008 to 12/31/2008...........    $19.64       $12.70        144,404
   01/01/2009 to 12/31/2009...........    $12.70       $16.37        163,957
   01/01/2010 to 12/31/2010...........    $16.37       $17.98        135,711
   01/01/2011 to 12/31/2011...........    $17.98       $17.07        123,103

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.40          18,900
   01/01/2004 to 12/31/2004...........    $11.40       $12.37         304,760
   01/01/2005 to 12/31/2005...........    $12.37       $12.89         553,234
   01/01/2006 to 12/31/2006...........    $12.89       $13.85         418,858
   01/01/2007 to 12/31/2007...........    $13.85       $15.62         401,782
   01/01/2008 to 12/31/2008...........    $15.62       $ 9.75         381,401
   01/01/2009 to 12/31/2009...........    $ 9.75       $11.88         476,807
   01/01/2010 to 12/31/2010...........    $11.88       $13.13         349,620
   01/01/2011 to 12/31/2011...........    $13.13       $12.79         256,619
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.37          12,627
   01/01/2004 to 12/31/2004...........    $13.37       $15.11         116,474
   01/01/2005 to 12/31/2005...........    $15.11       $15.61         156,240
   01/01/2006 to 12/31/2006...........    $15.61       $17.48         128,923
   01/01/2007 to 12/31/2007...........    $17.48       $17.60         135,453
   01/01/2008 to 12/31/2008...........    $17.60       $10.67         157,691
   01/01/2009 to 12/31/2009...........    $10.67       $14.52         148,090
   01/01/2010 to 12/31/2010...........    $14.52       $17.59         115,520
   01/01/2011 to 12/31/2011...........    $17.59       $16.65          81,600
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.85          81,304
   01/01/2004 to 12/31/2004...........    $ 9.85       $ 9.73       1,312,018
   01/01/2005 to 12/31/2005...........    $ 9.73       $ 9.80       2,581,452
   01/01/2006 to 12/31/2006...........    $ 9.80       $10.04       1,916,776
   01/01/2007 to 12/31/2007...........    $10.04       $10.33       4,181,059
   01/01/2008 to 12/31/2008...........    $10.33       $10.37      11,771,343
   01/01/2009 to 12/31/2009...........    $10.37       $10.19       5,146,624
   01/01/2010 to 12/31/2010...........    $10.19       $ 9.99       2,539,883
   01/01/2011 to 12/31/2011...........    $ 9.99       $ 9.79       2,629,487
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.33          87,253
   01/01/2004 to 12/31/2004...........    $13.33       $16.04         937,314
   01/01/2005 to 12/31/2005...........    $16.04       $17.62       1,232,726
   01/01/2006 to 12/31/2006...........    $17.62       $19.12         959,021
   01/01/2007 to 12/31/2007...........    $19.12       $19.33         859,161
   01/01/2008 to 12/31/2008...........    $19.33       $10.94         649,182
   01/01/2009 to 12/31/2009...........    $10.94       $15.08         559,513
   01/01/2010 to 12/31/2010...........    $15.08       $18.24         452,422
   01/01/2011 to 12/31/2011...........    $18.24       $17.43         306,085

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06         15,053
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.17         16,702
   01/01/2004 to 12/31/2004...........    $12.17       $13.84        153,923
   01/01/2005 to 12/31/2005...........    $13.84       $15.40        330,873
   01/01/2006 to 12/31/2006...........    $15.40       $17.21        308,969
   01/01/2007 to 12/31/2007...........    $17.21       $20.61        409,243
   01/01/2008 to 12/31/2008...........    $20.61       $11.47        217,294
   01/01/2009 to 12/31/2009...........    $11.47       $14.59        237,239
   01/01/2010 to 12/31/2010...........    $14.59       $18.40        222,681
   01/01/2011 to 12/31/2011...........    $18.40       $18.34        164,934
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.05          1,850
   01/01/2004 to 12/31/2004...........    $14.05       $15.07         56,414
   01/01/2005 to 12/31/2005...........    $15.07       $14.82         76,370
   01/01/2006 to 12/31/2006...........    $14.82       $15.65         81,269
   01/01/2007 to 12/31/2007...........    $15.65       $18.20        105,233
   01/01/2008 to 12/31/2008...........    $18.20       $10.25         51,866
   01/01/2009 to 12/31/2009...........    $10.25       $12.31         56,130
   01/01/2010 to 12/31/2010...........    $12.31       $14.51         50,066
   01/01/2011 to 04/29/2011...........    $14.51       $16.26              0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56        164,951
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.08        483,497
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.88        414,743
   01/01/2011 to 12/31/2011...........    $10.88       $ 8.50        236,233
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.21         36,640
   01/01/2004 to 12/31/2004...........    $10.21       $10.21      2,764,809
   01/01/2005 to 12/31/2005...........    $10.21       $10.17      4,545,782
   01/01/2006 to 12/31/2006...........    $10.17       $10.35      3,593,391
   01/01/2007 to 12/31/2007...........    $10.35       $10.83      3,257,914
   01/01/2008 to 12/31/2008...........    $10.83       $10.73      3,023,480
   01/01/2009 to 12/31/2009...........    $10.73       $11.59      3,232,705
   01/01/2010 to 12/31/2010...........    $11.59       $11.80      2,405,356
   01/01/2011 to 12/31/2011...........    $11.80       $11.83      1,638,831
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.49        378,676
   01/01/2004 to 12/31/2004...........    $10.49       $10.79      3,495,678
   01/01/2005 to 12/31/2005...........    $10.79       $10.84      2,236,621
   01/01/2006 to 12/31/2006...........    $10.84       $11.02      2,081,850
   01/01/2007 to 12/31/2007...........    $11.02       $11.70      2,256,466
   01/01/2008 to 12/31/2008...........    $11.70       $11.21      2,546,124
   01/01/2009 to 12/31/2009...........    $11.21       $12.80      3,707,147
   01/01/2010 to 12/31/2010...........    $12.80       $13.51      3,188,128
   01/01/2011 to 12/31/2011...........    $13.51       $13.66      2,557,267

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          5,527
   01/01/2006 to 12/31/2006...........    $10.03       $10.62        632,804
   01/01/2007 to 12/31/2007...........    $10.62       $11.31      1,601,195
   01/01/2008 to 12/31/2008...........    $11.31       $ 8.92      5,838,176
   01/01/2009 to 12/31/2009...........    $ 8.92       $10.50      7,871,784
   01/01/2010 to 12/31/2010...........    $10.50       $11.38      6,131,743
   01/01/2011 to 12/31/2011...........    $11.38       $11.26      5,324,940
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06         18,180
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.24         16,957
   01/01/2004 to 12/31/2004...........    $12.24       $13.19        389,368
   01/01/2005 to 12/31/2005...........    $13.19       $13.38        463,128
   01/01/2006 to 12/31/2006...........    $13.38       $14.77        411,412
   01/01/2007 to 12/31/2007...........    $14.77       $14.78        293,752
   01/01/2008 to 12/31/2008...........    $14.78       $ 8.87        222,347
   01/01/2009 to 12/31/2009...........    $ 8.87       $10.59        236,160
   01/01/2010 to 12/31/2010...........    $10.59       $11.94        194,939
   01/01/2011 to 12/31/2011...........    $11.94       $12.11        129,020
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.88              0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.61         18,977
   01/01/2004 to 12/31/2004...........    $11.61       $12.40        175,763
   01/01/2005 to 12/31/2005...........    $12.40       $12.71        219,955
   01/01/2006 to 12/31/2006...........    $12.71       $13.66        187,318
   01/01/2007 to 12/31/2007...........    $13.66       $14.58        170,010
   01/01/2008 to 12/31/2008...........    $14.58       $ 9.98        451,062
   01/01/2009 to 12/31/2009...........    $ 9.98       $12.46        950,616
   01/01/2010 to 12/31/2010...........    $12.46       $13.65      1,052,972
   01/01/2011 to 12/31/2011...........    $13.65       $12.93        834,784
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.49          9,676
   01/01/2004 to 12/31/2004...........    $13.49       $12.30        113,913
   01/01/2005 to 12/31/2005...........    $12.30       $12.23        105,281
   01/01/2006 to 12/31/2006...........    $12.23       $13.50        116,763
   01/01/2007 to 12/31/2007...........    $13.50       $14.18        168,599
   01/01/2008 to 12/31/2008...........    $14.18       $ 9.03        254,074
   01/01/2009 to 12/31/2009...........    $ 9.03       $11.85        247,591
   01/01/2010 to 12/31/2010...........    $11.85       $15.84        277,723
   01/01/2011 to 12/31/2011...........    $15.84       $15.37        121,709

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.41        100,155
   01/01/2004 to 12/31/2004...........    $13.41       $15.31      1,007,926
   01/01/2005 to 12/31/2005...........    $15.31       $16.00      1,367,353
   01/01/2006 to 12/31/2006...........    $16.00       $18.82      1,007,185
   01/01/2007 to 12/31/2007...........    $18.82       $17.41        986,053
   01/01/2008 to 12/31/2008...........    $17.41       $11.99        987,703
   01/01/2009 to 12/31/2009...........    $11.99       $14.92        848,941
   01/01/2010 to 12/31/2010...........    $14.92       $18.43        606,356
   01/01/2011 to 12/31/2011...........    $18.43       $16.98        406,275
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.11         27,414
   01/01/2004 to 12/31/2004...........    $12.11       $13.19        349,177
   01/01/2005 to 12/31/2005...........    $13.19       $13.53        401,044
   01/01/2006 to 12/31/2006...........    $13.53       $14.92        549,051
   01/01/2007 to 12/31/2007...........    $14.92       $15.54      1,003,846
   01/01/2008 to 12/31/2008...........    $15.54       $11.28      1,693,347
   01/01/2009 to 12/31/2009...........    $11.28       $13.72      1,904,973
   01/01/2010 to 12/31/2010...........    $13.72       $15.00      1,851,248
   01/01/2011 to 12/31/2011...........    $15.00       $14.99      1,512,633
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.67         11,518
   01/01/2004 to 12/31/2004...........    $12.67       $14.15        220,419
   01/01/2005 to 12/31/2005...........    $14.15       $14.63        256,526
   01/01/2006 to 12/31/2006...........    $14.63       $17.40        446,357
   01/01/2007 to 12/31/2007...........    $17.40       $16.44        422,432
   01/01/2008 to 12/31/2008...........    $16.44       $ 9.36        354,139
   01/01/2009 to 12/31/2009...........    $ 9.36       $11.36        348,461
   01/01/2010 to 12/31/2010...........    $11.36       $12.61        297,828
   01/01/2011 to 12/31/2011...........    $12.61       $12.15        247,265
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.40         24,361
   01/01/2004 to 12/31/2004...........    $11.40       $12.14        712,411
   01/01/2005 to 12/31/2005...........    $12.14       $11.37      1,035,774
   01/01/2006 to 12/31/2006...........    $11.37       $11.84        798,214
   01/01/2007 to 12/31/2007...........    $11.84       $12.72        851,066
   01/01/2008 to 12/31/2008...........    $12.72       $12.16        694,965
   01/01/2009 to 12/31/2009...........    $12.16       $13.36        671,737
   01/01/2010 to 12/31/2010...........    $13.36       $13.85        570,160
   01/01/2011 to 12/31/2011...........    $13.85       $14.13        482,840

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.32          2,206
   01/01/2004 to 12/31/2004...........    $11.32       $11.73         84,417
   01/01/2005 to 12/31/2005...........    $11.73       $13.39        179,577
   01/01/2006 to 12/31/2006...........    $13.39       $13.86        424,274
   01/01/2007 to 12/31/2007...........    $13.86       $14.70        670,101
   01/01/2008 to 12/31/2008...........    $14.70       $ 8.56        829,518
   01/01/2009 to 12/31/2009...........    $ 8.56       $12.87        803,341
   01/01/2010 to 12/31/2010...........    $12.87       $14.61        682,794
   01/01/2011 to 12/31/2011...........    $14.61       $14.07        500,066
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.66         24,634
   01/01/2004 to 12/31/2004...........    $13.66       $17.56        172,186
   01/01/2005 to 12/31/2005...........    $17.56       $22.61        291,123
   01/01/2006 to 12/31/2006...........    $22.61       $25.68        307,012
   01/01/2007 to 12/31/2007...........    $25.68       $35.36        389,732
   01/01/2008 to 12/31/2008...........    $35.36       $17.33        300,040
   01/01/2009 to 12/31/2009...........    $17.33       $25.36        436,858
   01/01/2010 to 12/31/2010...........    $25.36       $29.94        397,202
   01/01/2011 to 12/31/2011...........    $29.94       $24.96        213,036
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99        111,044
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.33        744,811
   01/01/2007 to 12/31/2007...........    $11.33       $12.17        906,776
   01/01/2008 to 12/31/2008...........    $12.17       $ 6.88        954,985
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.65      1,714,961
   01/01/2010 to 12/31/2010...........    $ 8.65       $ 9.72      1,218,956
   01/01/2011 to 12/31/2011...........    $ 9.72       $ 9.20        880,416
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98        207,560
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.27        788,143
   01/01/2009 to 12/31/2009...........    $ 9.27       $10.14        753,947
   01/01/2010 to 12/31/2010...........    $10.14       $10.71        651,819
   01/01/2011 to 12/31/2011...........    $10.71       $11.13        602,850
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.41        120,154
   01/01/2006 to 12/31/2006...........    $11.41       $12.42         49,463
   01/01/2007 to 12/31/2007...........    $12.42       $13.51         80,806
   01/01/2008 to 12/31/2008...........    $13.51       $ 7.79         35,683
   01/01/2009 to 12/31/2009...........    $ 7.79       $10.68         87,916
   01/01/2010 to 07/16/2010...........    $10.68       $10.43              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.45            827
   01/01/2004 to 12/31/2004...........    $10.45       $12.21         32,858
   01/01/2005 to 12/31/2005...........    $12.21       $13.88        164,045
   01/01/2006 to 12/31/2006...........    $13.88       $16.75        160,932
   01/01/2007 to 12/31/2007...........    $16.75       $18.88        219,534
   01/01/2008 to 12/31/2008...........    $18.88       $10.82        146,290
   01/01/2009 to 12/31/2009...........    $10.82       $12.30        139,726
   01/01/2010 to 07/16/2010...........    $12.30       $11.66              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.19            283
   01/01/2004 to 12/31/2004...........    $13.19       $13.86         31,153
   01/01/2005 to 12/31/2005...........    $13.86       $14.10         31,596
   01/01/2006 to 12/31/2006...........    $14.10       $14.65         15,185
   01/01/2007 to 12/31/2007...........    $14.65       $16.08         15,093
   01/01/2008 to 12/31/2008...........    $16.08       $11.47         26,469
   01/01/2009 to 12/31/2009...........    $11.47       $16.18         38,725
   01/01/2010 to 07/16/2010...........    $16.18       $15.09              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.10         92,210
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 7.69        197,134
   01/01/2010 to 12/31/2010...........    $ 7.69       $ 8.97        125,709
   01/01/2011 to 12/31/2011...........    $ 8.97       $ 7.83         56,285
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.63        933,984
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.45      1,565,724
   01/01/2010 to 12/31/2010...........    $ 8.45       $ 9.13      1,506,231
   01/01/2011 to 12/31/2011...........    $ 9.13       $ 8.79      1,167,563
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.82        108,014
   01/01/2005 to 12/31/2005...........    $11.82       $12.76        179,027
   01/01/2006 to 12/31/2006...........    $12.76       $17.32        390,251
   01/01/2007 to 12/31/2007...........    $17.32       $19.23        383,026
   01/01/2008 to 12/31/2008...........    $19.23       $10.78        201,811
   01/01/2009 to 12/31/2009...........    $10.78       $14.91        199,013
   01/01/2010 to 12/31/2010...........    $14.91       $16.03        136,481
   01/01/2011 to 12/31/2011...........    $16.03       $14.53         73,996
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.15         30,489
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.10         50,551

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $13.11         4,848
   01/01/2004 to 12/31/2004...........    $13.11       $14.56        61,543
   01/01/2005 to 12/31/2005...........    $14.56       $15.80        54,814
   01/01/2006 to 12/31/2006...........    $15.80       $17.98        59,124
   01/01/2007 to 12/31/2007...........    $17.98       $19.76        54,429
   01/01/2008 to 12/31/2008...........    $19.76       $10.05        37,387
   01/01/2009 to 12/31/2009...........    $10.05       $14.04        37,634
   01/01/2010 to 12/31/2010...........    $14.04       $17.03        38,338
   01/01/2011 to 04/29/2011...........    $17.03       $18.95             0
INVESCO V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $12.60        20,268
   01/01/2004 to 12/31/2004...........    $12.60       $13.42        67,581
   01/01/2005 to 12/31/2005...........    $13.42       $13.92       170,808
   01/01/2006 to 12/31/2006...........    $13.92       $15.89        91,327
   01/01/2007 to 12/31/2007...........    $15.89       $12.11        50,770
   01/01/2008 to 12/31/2008...........    $12.11       $ 4.81        50,279
   01/01/2009 to 12/31/2009...........    $ 4.81       $ 6.01       113,041
   01/01/2010 to 12/31/2010...........    $ 6.01       $ 6.50       235,630
   01/01/2011 to 04/29/2011...........    $ 6.50       $ 6.85             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   01/01/2003 to 12/31/2003...........        --       $11.91         2,077
   01/01/2004 to 12/31/2004...........    $11.91       $12.56        87,037
   01/01/2005 to 12/31/2005...........    $12.56       $13.31       122,355
   01/01/2006 to 12/31/2006...........    $13.31       $13.73       130,283
   01/01/2007 to 12/31/2007...........    $13.73       $15.05       108,427
   01/01/2008 to 12/31/2008...........    $15.05       $10.52       187,213
   01/01/2009 to 12/31/2009...........    $10.52       $13.17       106,387
   01/01/2010 to 12/31/2010...........    $13.17       $13.59        86,909
   01/01/2011 to 12/31/2011...........    $13.59       $13.84        59,858
INVESCO V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.21             0
   01/01/2009 to 12/31/2009...........    $ 6.21       $ 9.58             0
   01/01/2010 to 12/31/2010...........    $ 9.58       $11.38             0
   01/01/2011 to 12/31/2011...........    $11.38       $10.59             0
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.96             0
   01/01/2009 to 12/31/2009...........    $ 5.96       $ 6.83             0
   01/01/2010 to 12/31/2010...........    $ 6.83       $ 8.72             0
   01/01/2011 to 12/31/2011...........    $ 8.72       $ 8.66             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $15.54        12,503
   01/01/2004 to 12/31/2004...........    $15.54       $18.25       161,653
   01/01/2005 to 12/31/2005...........    $18.25       $23.52       224,533
   01/01/2006 to 12/31/2006...........    $23.52       $31.02       274,947
   01/01/2007 to 12/31/2007...........    $31.02       $43.62       484,276
   01/01/2008 to 12/31/2008...........    $43.62       $18.01       186,988
   01/01/2009 to 12/31/2009...........    $18.01       $28.64       356,343
   01/01/2010 to 12/31/2010...........    $28.64       $32.60       205,732
   01/01/2011 to 12/31/2011...........    $32.60       $24.79       123,967
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $15.94        10,432
   01/01/2004 to 12/31/2004...........    $15.94       $15.54        74,988
   01/01/2005 to 12/31/2005...........    $15.54       $18.20        98,832
   01/01/2006 to 12/31/2006...........    $18.20       $24.84       227,691
   01/01/2007 to 12/31/2007...........    $24.84       $35.97       247,412
   01/01/2008 to 12/31/2008...........    $35.97       $17.33        77,238
   01/01/2009 to 12/31/2009...........    $17.33       $26.19       127,715
   01/01/2010 to 12/31/2010...........    $26.19       $29.24        92,346
   01/01/2011 to 12/31/2011...........    $29.24       $20.92        44,452
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $14.07         8,847
   01/01/2005 to 12/31/2005...........    $14.07       $13.77         7,375
   01/01/2006 to 12/31/2006...........    $13.77       $15.58        11,704
   01/01/2007 to 12/31/2007...........    $15.58       $11.10         8,235
   01/01/2008 to 12/31/2008...........    $11.10       $ 5.77       117,037
   01/01/2009 to 12/31/2009...........    $ 5.77       $ 5.42        35,987
   01/01/2010 to 12/31/2010...........    $ 5.42       $ 5.75        23,240
   01/01/2011 to 12/31/2011...........    $ 5.75       $ 4.13        18,162
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $13.33         8,054
   01/01/2004 to 12/31/2004...........    $13.33       $14.40        23,555
   01/01/2005 to 12/31/2005...........    $14.40       $14.46        45,735
   01/01/2006 to 12/31/2006...........    $14.46       $16.36        43,606
   01/01/2007 to 12/31/2007...........    $16.36       $20.96        85,213
   01/01/2008 to 12/31/2008...........    $20.96       $ 9.98        63,959
   01/01/2009 to 12/31/2009...........    $ 9.98       $15.87       112,777
   01/01/2010 to 12/31/2010...........    $15.87       $20.18       160,387
   01/01/2011 to 12/31/2011...........    $20.18       $16.58        77,913
PROFUND VP BEAR
   01/01/2004 to 12/31/2004...........        --       $ 6.58        41,480
   01/01/2005 to 12/31/2005...........    $ 6.58       $ 6.36       481,335
   01/01/2006 to 12/31/2006...........    $ 6.36       $ 5.77       113,831
   01/01/2007 to 12/31/2007...........    $ 5.77       $ 5.68       186,155
   01/01/2008 to 12/31/2008...........    $ 5.68       $ 7.80       301,175
   01/01/2009 to 12/31/2009...........    $ 7.80       $ 5.51       363,401
   01/01/2010 to 12/31/2010...........    $ 5.51       $ 4.44       153,769
   01/01/2011 to 12/31/2011...........    $ 4.44       $ 3.96       160,825

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $12.00         1,179
   01/01/2004 to 12/31/2004...........    $12.00       $12.79       171,187
   01/01/2005 to 12/31/2005...........    $12.79       $12.88       482,071
   01/01/2006 to 12/31/2006...........    $12.88       $14.35       338,211
   01/01/2007 to 12/31/2007...........    $14.35       $14.56       203,530
   01/01/2008 to 12/31/2008...........    $14.56       $ 8.89       363,733
   01/01/2009 to 12/31/2009...........    $ 8.89       $10.84       273,451
   01/01/2010 to 12/31/2010...........    $10.84       $11.96       323,429
   01/01/2011 to 12/31/2011...........    $11.96       $11.72        48,635
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.49           954
   01/01/2004 to 12/31/2004...........    $11.49       $12.31         8,437
   01/01/2005 to 12/31/2005...........    $12.31       $12.02         9,786
   01/01/2006 to 12/31/2006...........    $12.02       $13.26        26,778
   01/01/2007 to 12/31/2007...........    $13.26       $13.98       131,891
   01/01/2008 to 12/31/2008...........    $13.98       $10.04        22,103
   01/01/2009 to 12/31/2009...........    $10.04       $11.97        17,709
   01/01/2010 to 12/31/2010...........    $11.97       $13.76        43,586
   01/01/2011 to 12/31/2011...........    $13.76       $14.42        41,356
PROFUND VP CONSUMER SERVICES
   01/01/2004 to 12/31/2004...........        --       $12.28        17,197
   01/01/2005 to 12/31/2005...........    $12.28       $11.47         8,192
   01/01/2006 to 12/31/2006...........    $11.47       $12.59        12,510
   01/01/2007 to 12/31/2007...........    $12.59       $11.32        10,149
   01/01/2008 to 12/31/2008...........    $11.32       $ 7.61         9,553
   01/01/2009 to 12/31/2009...........    $ 7.61       $ 9.76        14,506
   01/01/2010 to 12/31/2010...........    $ 9.76       $11.61       120,159
   01/01/2011 to 12/31/2011...........    $11.61       $12.00        85,233
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $13.18        13,365
   01/01/2004 to 12/31/2004...........    $13.18       $14.77        99,557
   01/01/2005 to 12/31/2005...........    $14.77       $15.65       374,171
   01/01/2006 to 12/31/2006...........    $15.65       $18.02       508,415
   01/01/2007 to 12/31/2007...........    $18.02       $20.23       151,796
   01/01/2008 to 12/31/2008...........    $20.23       $11.10        48,150
   01/01/2009 to 12/31/2009...........    $11.10       $14.39       230,637
   01/01/2010 to 12/31/2010...........    $14.39       $14.48       236,627
   01/01/2011 to 12/31/2011...........    $14.48       $12.93        12,682

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $12.44         1,060
   01/01/2004 to 12/31/2004...........    $12.44       $13.45        17,749
   01/01/2005 to 12/31/2005...........    $13.45       $13.71        36,201
   01/01/2006 to 12/31/2006...........    $13.71       $15.76        57,563
   01/01/2007 to 12/31/2007...........    $15.76       $12.49        47,802
   01/01/2008 to 12/31/2008...........    $12.49       $ 6.06        83,367
   01/01/2009 to 12/31/2009...........    $ 6.06       $ 6.82       139,451
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 7.42       179,107
   01/01/2011 to 12/31/2011...........    $ 7.42       $ 6.27       156,822
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.04         1,969
   01/01/2004 to 12/31/2004...........    $11.04       $11.07         8,570
   01/01/2005 to 12/31/2005...........    $11.07       $11.50        64,175
   01/01/2006 to 12/31/2006...........    $11.50       $11.87        65,217
   01/01/2007 to 12/31/2007...........    $11.87       $12.39       165,073
   01/01/2008 to 12/31/2008...........    $12.39       $ 9.20        69,403
   01/01/2009 to 12/31/2009...........    $ 9.20       $10.77       111,461
   01/01/2010 to 12/31/2010...........    $10.77       $10.86        91,929
   01/01/2011 to 12/31/2011...........    $10.86       $11.72        99,313
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $14.24         4,426
   01/01/2005 to 12/31/2005...........    $14.24       $14.30         6,749
   01/01/2006 to 12/31/2006...........    $14.30       $15.65         2,765
   01/01/2007 to 12/31/2007...........    $15.65       $17.13        48,821
   01/01/2008 to 12/31/2008...........    $17.13       $ 9.99        70,451
   01/01/2009 to 12/31/2009...........    $ 9.99       $12.15       155,971
   01/01/2010 to 12/31/2010...........    $12.15       $14.73       125,562
   01/01/2011 to 12/31/2011...........    $14.73       $14.18        41,462
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $12.69         1,883
   01/01/2004 to 12/31/2004...........    $12.69       $13.38        35,968
   01/01/2005 to 12/31/2005...........    $13.38       $18.59       107,391
   01/01/2006 to 12/31/2006...........    $18.59       $20.19        63,570
   01/01/2007 to 12/31/2007...........    $20.19       $17.80        23,531
   01/01/2008 to 12/31/2008...........    $17.80       $10.32        23,071
   01/01/2009 to 12/31/2009...........    $10.32       $11.16        54,065
   01/01/2010 to 12/31/2010...........    $11.16       $10.22        67,234
   01/01/2011 to 12/31/2011...........    $10.22       $ 8.16         6,477
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37         2,860
   01/01/2005 to 12/31/2005...........    $10.37       $10.26        82,641
   01/01/2006 to 12/31/2006...........    $10.26       $10.96       451,172
   01/01/2007 to 12/31/2007...........    $10.96       $11.49       181,009
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.26       151,967
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 9.23       268,256
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.24       208,930
   01/01/2011 to 12/31/2011...........    $10.24       $10.35       179,188

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36         3,802
   01/01/2005 to 12/31/2005...........    $10.36       $10.46        48,990
   01/01/2006 to 12/31/2006...........    $10.46       $12.17       382,210
   01/01/2007 to 12/31/2007...........    $12.17       $11.94       126,309
   01/01/2008 to 12/31/2008...........    $11.94       $ 6.97       168,643
   01/01/2009 to 12/31/2009...........    $ 6.97       $ 8.16       117,790
   01/01/2010 to 12/31/2010...........    $ 8.16       $ 9.03        73,359
   01/01/2011 to 12/31/2011...........    $ 9.03       $ 8.73       103,431
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.31         2,028
   01/01/2004 to 12/31/2004...........    $12.31       $13.39        53,472
   01/01/2005 to 12/31/2005...........    $13.39       $14.60       396,894
   01/01/2006 to 12/31/2006...........    $14.60       $14.88       271,685
   01/01/2007 to 12/31/2007...........    $14.88       $16.29        86,246
   01/01/2008 to 12/31/2008...........    $16.29       $ 9.77        71,315
   01/01/2009 to 12/31/2009...........    $ 9.77       $13.24       140,661
   01/01/2010 to 12/31/2010...........    $13.24       $16.67       179,903
   01/01/2011 to 12/31/2011...........    $16.67       $15.86       112,247
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.39         4,164
   01/01/2004 to 12/31/2004...........    $13.39       $15.21       110,312
   01/01/2005 to 12/31/2005...........    $15.21       $16.23       101,181
   01/01/2006 to 12/31/2006...........    $16.23       $17.86        98,979
   01/01/2007 to 12/31/2007...........    $17.86       $17.67        72,375
   01/01/2008 to 12/31/2008...........    $17.67       $11.03        55,909
   01/01/2009 to 12/31/2009...........    $11.03       $14.15        40,269
   01/01/2010 to 12/31/2010...........    $14.15       $16.70        56,607
   01/01/2011 to 12/31/2011...........    $16.70       $15.72        57,508
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $13.46         5,378
   01/01/2004 to 12/31/2004...........    $13.46       $14.31       128,923
   01/01/2005 to 12/31/2005...........    $14.31       $14.05       151,639
   01/01/2006 to 12/31/2006...........    $14.05       $14.53        85,525
   01/01/2007 to 12/31/2007...........    $14.53       $16.74       200,264
   01/01/2008 to 12/31/2008...........    $16.74       $ 9.44        61,008
   01/01/2009 to 12/31/2009...........    $ 9.44       $14.06        62,232
   01/01/2010 to 12/31/2010...........    $14.06       $16.29        46,817
   01/01/2011 to 12/31/2011...........    $16.29       $16.20        80,834

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.12         4,007
   01/01/2004 to 12/31/2004...........    $12.12       $15.37        58,804
   01/01/2005 to 12/31/2005...........    $15.37       $19.77       137,221
   01/01/2006 to 12/31/2006...........    $19.77       $23.38       112,400
   01/01/2007 to 12/31/2007...........    $23.38       $30.35       124,434
   01/01/2008 to 12/31/2008...........    $30.35       $18.75        98,316
   01/01/2009 to 12/31/2009...........    $18.75       $21.22       166,584
   01/01/2010 to 12/31/2010...........    $21.22       $24.49       127,926
   01/01/2011 to 12/31/2011...........    $24.49       $24.54        81,185
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 9.96         2,871
   01/01/2004 to 12/31/2004...........    $ 9.96       $ 8.86        23,137
   01/01/2005 to 12/31/2005...........    $ 8.86       $ 8.35        14,623
   01/01/2006 to 12/31/2006...........    $ 8.35       $ 9.18       131,883
   01/01/2007 to 12/31/2007...........    $ 9.18       $ 9.21        43,535
   01/01/2008 to 12/31/2008...........    $ 9.21       $ 7.26        77,480
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 8.32        76,573
   01/01/2010 to 12/31/2010...........    $ 8.32       $ 8.19        31,433
   01/01/2011 to 12/31/2011...........    $ 8.19       $ 9.32        76,191
PROFUND VP PRECIOUS METALS
   01/01/2004 to 12/31/2004...........        --       $13.61        42,627
   01/01/2005 to 12/31/2005...........    $13.61       $16.85       129,262
   01/01/2006 to 12/31/2006...........    $16.85       $17.73       260,007
   01/01/2007 to 12/31/2007...........    $17.73       $21.27       337,030
   01/01/2008 to 12/31/2008...........    $21.27       $14.43       213,223
   01/01/2009 to 12/31/2009...........    $14.43       $19.14       162,633
   01/01/2010 to 12/31/2010...........    $19.14       $24.94       128,642
   01/01/2011 to 12/31/2011...........    $24.94       $19.74        82,842
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $13.31         3,835
   01/01/2004 to 12/31/2004...........    $13.31       $16.60        58,062
   01/01/2005 to 12/31/2005...........    $16.60       $17.36        41,820
   01/01/2006 to 12/31/2006...........    $17.36       $22.55       109,436
   01/01/2007 to 12/31/2007...........    $22.55       $17.76        46,436
   01/01/2008 to 12/31/2008...........    $17.76       $10.22        54,131
   01/01/2009 to 12/31/2009...........    $10.22       $12.81        62,044
   01/01/2010 to 12/31/2010...........    $12.81       $15.66        49,229
   01/01/2011 to 12/31/2011...........    $15.66       $16.07        27,887
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.11         4,991
   01/01/2004 to 12/31/2004...........    $ 9.11       $ 7.95       333,355
   01/01/2005 to 12/31/2005...........    $ 7.95       $ 7.18       354,906
   01/01/2006 to 12/31/2006...........    $ 7.18       $ 7.75       471,789
   01/01/2007 to 12/31/2007...........    $ 7.75       $ 7.20       160,197
   01/01/2008 to 12/31/2008...........    $ 7.20       $ 4.38       172,958
   01/01/2009 to 12/31/2009...........    $ 4.38       $ 5.67       286,601
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 4.67       480,663
   01/01/2011 to 12/31/2011...........    $ 4.67       $ 2.86       263,803

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $ 5.58         7,191
   01/01/2005 to 12/31/2005...........    $ 5.58       $ 5.52       144,312
   01/01/2006 to 12/31/2006...........    $ 5.52       $ 5.33       198,868
   01/01/2007 to 12/31/2007...........    $ 5.33       $ 4.62        64,998
   01/01/2008 to 12/31/2008...........    $ 4.62       $ 6.71        12,342
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 3.90        72,786
   01/01/2010 to 12/31/2010...........    $ 3.90       $ 3.01        28,594
   01/01/2011 to 12/31/2011...........    $ 3.01       $ 2.64        37,552
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.04        21,997
   01/01/2004 to 12/31/2004...........    $13.04       $15.31       170,800
   01/01/2005 to 12/31/2005...........    $15.31       $16.13       456,505
   01/01/2006 to 12/31/2006...........    $16.13       $17.18       462,614
   01/01/2007 to 12/31/2007...........    $17.18       $17.52        63,774
   01/01/2008 to 12/31/2008...........    $17.52       $11.32        84,050
   01/01/2009 to 12/31/2009...........    $11.32       $14.00       169,514
   01/01/2010 to 12/31/2010...........    $14.00       $17.25       184,353
   01/01/2011 to 12/31/2011...........    $17.25       $17.12        80,115
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.39        24,769
   01/01/2004 to 12/31/2004...........    $13.39       $15.76       163,443
   01/01/2005 to 12/31/2005...........    $15.76       $16.07        79,114
   01/01/2006 to 12/31/2006...........    $16.07       $18.49       107,760
   01/01/2007 to 12/31/2007...........    $18.49       $16.81        41,638
   01/01/2008 to 12/31/2008...........    $16.81       $11.42        69,617
   01/01/2009 to 12/31/2009...........    $11.42       $13.47        29,196
   01/01/2010 to 12/31/2010...........    $13.47       $16.12       119,962
   01/01/2011 to 12/31/2011...........    $16.12       $15.15        43,755
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $11.40         6,379
   01/01/2005 to 12/31/2005...........    $11.40       $10.43        11,185
   01/01/2006 to 12/31/2006...........    $10.43       $13.73        76,146
   01/01/2007 to 12/31/2007...........    $13.73       $14.58        86,034
   01/01/2008 to 12/31/2008...........    $14.58       $ 9.37        44,731
   01/01/2009 to 12/31/2009...........    $ 9.37       $ 9.86       166,567
   01/01/2010 to 12/31/2010...........    $ 9.86       $11.18       109,202
   01/01/2011 to 12/31/2011...........    $11.18       $11.16        33,727

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........        --       $ 9.73        14,956
   01/01/2004 to 12/31/2004...........    $ 9.73       $10.32       120,311
   01/01/2005 to 12/31/2005...........    $10.32       $11.03       250,768
   01/01/2006 to 12/31/2006...........    $11.03       $10.31        50,931
   01/01/2007 to 12/31/2007...........    $10.31       $11.13       348,555
   01/01/2008 to 12/31/2008...........    $11.13       $16.33       243,233
   01/01/2009 to 12/31/2009...........    $16.33       $10.78       108,507
   01/01/2010 to 12/31/2010...........    $10.78       $11.64       104,863
   01/01/2011 to 12/31/2011...........    $11.64       $16.37       108,287
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.44         3,746
   01/01/2004 to 12/31/2004...........    $16.44       $20.57       101,493
   01/01/2005 to 12/31/2005...........    $20.57       $23.77       132,000
   01/01/2006 to 12/31/2006...........    $23.77       $25.78       158,772
   01/01/2007 to 12/31/2007...........    $25.78       $26.76       114,155
   01/01/2008 to 12/31/2008...........    $26.76       $ 8.53        74,677
   01/01/2009 to 12/31/2009...........    $ 8.53       $13.86        98,445
   01/01/2010 to 12/31/2010...........    $13.86       $20.33        99,260
   01/01/2011 to 12/31/2011...........    $20.33       $17.20        42,234
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $12.62         8,137
   01/01/2004 to 12/31/2004...........    $12.62       $14.97        57,208
   01/01/2005 to 12/31/2005...........    $14.97       $16.59        65,916
   01/01/2006 to 12/31/2006...........    $16.59       $19.38       160,549
   01/01/2007 to 12/31/2007...........    $19.38       $22.00       259,803
   01/01/2008 to 12/31/2008...........    $22.00       $14.94        72,065
   01/01/2009 to 12/31/2009...........    $14.94       $16.21        57,422
   01/01/2010 to 12/31/2010...........    $16.21       $16.83        77,564
   01/01/2011 to 12/31/2011...........    $16.83       $19.39        89,119
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53        73,031
   01/01/2005 to 12/31/2005...........    $10.53       $12.01        84,098
   01/01/2006 to 12/31/2006...........    $12.01       $14.24       116,491
   01/01/2007 to 12/31/2007...........    $14.24       $16.69       188,920
   01/01/2008 to 12/31/2008...........    $16.69       $ 8.13        25,080
   01/01/2009 to 12/31/2009...........    $ 8.13       $10.92        55,453
   01/01/2010 to 12/31/2010...........    $10.92       $12.20        36,522
   01/01/2011 to 12/31/2011...........    $12.20       $10.18        19,339
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.72        38,677
   01/01/2005 to 12/31/2005...........    $10.72       $10.94       100,937
   01/01/2006 to 12/31/2006...........    $10.94       $11.04        93,918
   01/01/2007 to 12/31/2007...........    $11.04       $11.27        68,322
   01/01/2008 to 12/31/2008...........    $11.27       $ 7.96       177,004
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 8.87        76,282
   01/01/2010 to 12/31/2010...........    $ 8.87       $10.37        88,592
   01/01/2011 to 12/31/2011...........    $10.37       $11.04        53,790

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.30      1,057,901
   01/01/2005 to 12/31/2005...........    $11.30       $11.87      2,270,636
   01/01/2006 to 12/31/2006...........    $11.87       $12.98      1,547,684
   01/01/2007 to 12/31/2007...........    $12.98       $13.92        908,064
   01/01/2008 to 12/31/2008...........    $13.92       $ 7.53        576,002
   01/01/2009 to 12/31/2009...........    $ 7.53       $ 8.34        419,819
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 9.73        318,435
   01/01/2011 to 12/31/2011...........    $ 9.73       $ 9.38        228,835
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.46         78,082
   01/01/2005 to 12/31/2005...........    $10.46       $ 9.92        133,119
   01/01/2006 to 12/31/2006...........    $ 9.92       $12.20        182,794
   01/01/2007 to 12/31/2007...........    $12.20       $12.04        183,748
   01/01/2008 to 12/31/2008...........    $12.04       $ 8.43        151,198
   01/01/2009 to 12/31/2009...........    $ 8.43       $ 9.42         70,732
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.78         83,495
   01/01/2011 to 12/31/2011...........    $10.78       $11.38        106,373
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.74      1,008,759
   01/01/2006 to 12/31/2006...........    $ 9.74       $11.27        602,702
   01/01/2007 to 12/31/2007...........    $11.27       $11.17        380,133
   01/01/2008 to 12/31/2008...........    $11.17       $ 6.51        179,985
   01/01/2009 to 12/31/2009...........    $ 6.51       $ 7.28        225,265
   01/01/2010 to 12/31/2010...........    $ 7.28       $ 8.31        158,708
   01/01/2011 to 12/31/2011...........    $ 8.31       $ 8.63        176,453
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.90       $ 4.54              0
   01/01/2009 to 12/31/2009...........    $ 4.54       $ 4.77              0
   01/01/2010 to 12/31/2010...........    $ 4.77       $ 6.09              0
   01/01/2011 to 12/31/2011...........    $ 6.09       $ 4.50              0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $12.25          5,900
   01/01/2004 to 12/31/2004...........    $12.25       $13.33         39,530
   01/01/2005 to 12/31/2005...........    $13.33       $13.77         39,457
   01/01/2006 to 12/31/2006...........    $13.77       $16.00         77,725
   01/01/2007 to 12/31/2007...........    $16.00       $16.11         40,360
   01/01/2008 to 12/31/2008...........    $16.11       $10.03         40,019
   01/01/2009 to 12/31/2009...........    $10.03       $11.49         43,668
   01/01/2010 to 07/16/2010...........    $11.49       $11.02              0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.68       $14.09        111,815
   01/01/2011 to 12/31/2011...........    $14.09       $12.05         75,328

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.02       $12.82        40,384
   01/01/2011 to 12/31/2011...........    $12.82       $12.29        30,774
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.09       $19.00        20,242
   01/01/2011 to 12/31/2011...........    $19.00       $17.62        29,311
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23        60,263
   01/01/2011 to 12/31/2011...........    $12.23       $11.46        35,186


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (2.05%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.22      3,365,059
   01/01/2010 to 12/31/2010...........    $12.22       $13.40      5,268,356
   01/01/2011 to 12/31/2011...........    $13.40       $12.78      4,442,063
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.41      1,820,120
   01/01/2010 to 12/31/2010...........    $12.41       $13.83      2,767,854
   01/01/2011 to 12/31/2011...........    $13.83       $13.56      2,216,060
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.46        191,964
   01/01/2010 to 12/31/2010...........    $12.46       $13.90        262,897
   01/01/2011 to 12/31/2011...........    $13.90       $14.10        199,823
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.04      4,105,360
   01/01/2010 to 12/31/2010...........    $12.04       $13.25      6,540,463
   01/01/2011 to 12/31/2011...........    $13.25       $12.82      5,259,707
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.14         60,919
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.76        119,144
   01/01/2010 to 12/31/2010...........    $12.76       $14.05        170,995
   01/01/2011 to 12/31/2011...........    $14.05       $13.70        142,576
AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009...........    $ 9.96       $ 9.99              0
   01/01/2010 to 12/31/2010...........    $ 9.99       $10.70              0
   01/01/2011 to 12/31/2011...........    $10.70       $11.16              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 9.61             47
   01/01/2010 to 12/31/2010...........    $ 9.61       $10.41            440
   01/01/2011 to 12/31/2011...........    $10.41       $11.18            512
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.74              0
   01/01/2011 to 12/31/2011...........    $10.74       $11.72              0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........    $ 9.92       $ 9.68              0
   01/01/2010 to 12/31/2010...........    $ 9.68       $10.54              0
   01/01/2011 to 12/31/2011...........    $10.54       $11.72              0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........    $ 9.91       $ 9.58              0
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.45              0
   01/01/2011 to 12/31/2011...........    $10.45       $11.87              0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........    $ 9.88       $ 9.25              0
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.14              0
   01/01/2011 to 12/31/2011...........    $10.14       $11.78              0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.98              0
   01/01/2011 to 12/31/2011...........    $10.98       $12.94              0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.99              0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.31      3,569,333
   01/01/2010 to 12/31/2010...........    $12.31       $13.67      4,979,410
   01/01/2011 to 12/31/2011...........    $13.67       $13.07      3,397,925
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.34      1,088,359
   01/01/2010 to 12/31/2010...........    $12.34       $13.83      1,976,926
   01/01/2011 to 12/31/2011...........    $13.83       $13.22      1,351,474

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $11.94      2,173,385
   01/01/2010 to 12/31/2010...........    $11.94       $13.09      3,252,135
   01/01/2011 to 12/31/2011...........    $13.09       $12.59      2,713,258
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.61       $14.51         72,498
   01/01/2010 to 12/31/2010...........    $14.51       $18.29        140,193
   01/01/2011 to 12/31/2011...........    $18.29       $19.10        108,337
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.99        103,365
   01/01/2010 to 12/31/2010...........    $12.99       $16.86        159,307
   01/01/2011 to 12/31/2011...........    $16.86       $14.35        162,590
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $11.97        864,688
   01/01/2010 to 12/31/2010...........    $11.97       $13.29      1,090,965
   01/01/2011 to 12/31/2011...........    $13.29       $12.70        820,561
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.30      1,869,407
   01/01/2010 to 12/31/2010...........    $12.30       $13.78      2,940,865
   01/01/2011 to 12/31/2011...........    $13.78       $13.29      2,235,838
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.16      3,317,336
   01/01/2010 to 12/31/2010...........    $12.16       $14.17      4,857,162
   01/01/2011 to 12/31/2011...........    $14.17       $13.02      2,999,201
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.86       $13.94         44,478
   01/01/2010 to 12/31/2010...........    $13.94       $16.41         89,121
   01/01/2011 to 12/31/2011...........    $16.41       $15.26         73,059
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.84        283,440
   01/01/2010 to 12/31/2010...........    $12.84       $13.87        389,692
   01/01/2011 to 12/31/2011...........    $13.87       $13.05        265,613
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $12.21        151,621
   01/01/2010 to 12/31/2010...........    $12.21       $13.50        217,261
   01/01/2011 to 12/31/2011...........    $13.50       $12.49        168,738

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $13.49         286,175
   01/01/2010 to 12/31/2010...........    $13.49       $15.83         479,051
   01/01/2011 to 12/31/2011...........    $15.83       $15.04         315,046
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.76         109,350
   01/01/2010 to 12/31/2010...........    $12.76       $15.84         244,303
   01/01/2011 to 12/31/2011...........    $15.84       $15.72         167,171
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.52         213,769
   01/01/2010 to 12/31/2010...........    $12.52       $13.92         338,616
   01/01/2011 to 12/31/2011...........    $13.92       $14.06         304,128
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.25       1,577,195
   01/01/2010 to 12/31/2010...........    $12.25       $13.66       2,578,775
   01/01/2011 to 12/31/2011...........    $13.66       $13.30       2,017,904
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.86       1,974,063
   01/01/2010 to 12/31/2010...........    $11.86       $12.97       2,972,193
   01/01/2011 to 12/31/2011...........    $12.97       $12.64       2,477,264
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.27         114,610
   01/01/2010 to 12/31/2010...........    $13.27       $14.89         190,802
   01/01/2011 to 12/31/2011...........    $14.89       $12.70         126,232
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $13.10          88,177
   01/01/2010 to 12/31/2010...........    $13.10       $14.26         144,510
   01/01/2011 to 12/31/2011...........    $14.26       $12.21         113,957
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $10.85             646
   01/01/2010 to 12/31/2010...........    $10.85       $11.77          41,606
   01/01/2011 to 12/31/2011...........    $11.77       $12.97      14,508,528
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $11.67       2,081,526
   01/01/2010 to 12/31/2010...........    $11.67       $12.27       2,138,295
   01/01/2011 to 12/31/2011...........    $12.27       $12.04       1,742,125
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29           4,844
   01/01/2010 to 12/31/2010...........    $10.29       $11.21          55,900
   01/01/2011 to 12/31/2011...........    $11.21       $11.06          50,517

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.29          3,740
   01/01/2010 to 12/31/2010...........    $10.29       $11.47         38,186
   01/01/2011 to 12/31/2011...........    $11.47       $10.57         38,133
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.59        177,474
   01/01/2010 to 12/31/2010...........    $13.59       $14.27        327,702
   01/01/2011 to 12/31/2011...........    $14.27       $12.70        244,121
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.73         35,867
   01/01/2010 to 12/31/2010...........    $12.73       $14.12         62,582
   01/01/2011 to 12/31/2011...........    $14.12       $13.25         48,285
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.09        114,616
   01/01/2010 to 12/31/2010...........    $12.09       $13.43        148,549
   01/01/2011 to 12/31/2011...........    $13.43       $14.49        269,475
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.72        159,504
   01/01/2010 to 12/31/2010...........    $12.72       $14.92        248,348
   01/01/2011 to 12/31/2011...........    $14.92       $14.48        196,229
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.07       $13.37        178,237
   01/01/2010 to 12/31/2010...........    $13.37       $14.67        318,815
   01/01/2011 to 12/31/2011...........    $14.67       $13.92        265,882
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.15        116,402
   01/01/2010 to 12/31/2010...........    $12.15       $13.43        164,734
   01/01/2011 to 12/31/2011...........    $13.43       $13.07        109,155
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.23         57,715
   01/01/2010 to 12/31/2010...........    $13.23       $16.02        128,363
   01/01/2011 to 12/31/2011...........    $16.02       $15.15         87,454
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $ 9.87        766,665
   01/01/2010 to 12/31/2010...........    $ 9.87       $ 9.67      1,224,819
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.47      1,340,106

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.72        103,062
   01/01/2010 to 12/31/2010...........    $13.72       $16.59        159,478
   01/01/2011 to 12/31/2011...........    $16.59       $15.84        101,521
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06         10,972
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.37         87,413
   01/01/2010 to 12/31/2010...........    $12.37       $15.59        153,346
   01/01/2011 to 12/31/2011...........    $15.59       $15.52        129,404
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.93       $12.07         48,893
   01/01/2010 to 12/31/2010...........    $12.07       $14.22        111,789
   01/01/2011 to 04/29/2011...........    $14.22       $15.93              0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $14.80        212,846
   01/01/2010 to 12/31/2010...........    $14.80       $17.72        436,193
   01/01/2011 to 12/31/2011...........    $17.72       $13.84        289,962
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.48        240,395
   01/01/2010 to 12/31/2010...........    $10.48       $10.67        445,435
   01/01/2011 to 12/31/2011...........    $10.67       $10.69        516,157
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $11.05      2,760,749
   01/01/2010 to 12/31/2010...........    $11.05       $11.66      4,831,426
   01/01/2011 to 12/31/2011...........    $11.66       $11.79      3,763,460
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.61      3,978,257
   01/01/2010 to 12/31/2010...........    $11.61       $12.57      5,926,854
   01/01/2011 to 12/31/2011...........    $12.57       $12.44      5,416,351
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06          5,856
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.81         34,055
   01/01/2010 to 12/31/2010...........    $12.81       $14.43         55,005
   01/01/2011 to 12/31/2011...........    $14.43       $14.63         40,224

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.88              0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.39      1,996,434
   01/01/2010 to 12/31/2010...........    $12.39       $13.57      3,765,722
   01/01/2011 to 12/31/2011...........    $13.57       $12.84      2,809,647
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $13.14         76,927
   01/01/2010 to 12/31/2010...........    $13.14       $17.55        200,848
   01/01/2011 to 12/31/2011...........    $17.55       $17.03         93,921
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.94         86,498
   01/01/2010 to 12/31/2010...........    $12.94       $15.97        123,286
   01/01/2011 to 12/31/2011...........    $15.97       $14.71         78,005
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.15      2,381,599
   01/01/2010 to 12/31/2010...........    $12.15       $13.27      3,684,135
   01/01/2011 to 12/31/2011...........    $13.27       $13.26      2,941,567
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.91         78,869
   01/01/2010 to 12/31/2010...........    $12.91       $14.32        144,391
   01/01/2011 to 12/31/2011...........    $14.32       $13.79        100,188
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.11        235,256
   01/01/2010 to 12/31/2010...........    $11.11       $11.50        329,128
   01/01/2011 to 12/31/2011...........    $11.50       $11.73        303,906
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.16        352,417
   01/01/2010 to 12/31/2010...........    $13.16       $14.93        560,108
   01/01/2011 to 12/31/2011...........    $14.93       $14.38        391,513
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.76        309,121
   01/01/2010 to 12/31/2010...........    $13.76       $16.23        532,642
   01/01/2011 to 12/31/2011...........    $16.23       $13.53        405,357

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.77        219,488
   01/01/2010 to 12/31/2010...........    $12.77       $14.33        330,431
   01/01/2011 to 12/31/2011...........    $14.33       $13.55        303,754
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.76        447,678
   01/01/2010 to 12/31/2010...........    $10.76       $11.36        892,152
   01/01/2011 to 12/31/2011...........    $11.36       $11.80        821,274
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $10.04       $12.63          4,341
   01/01/2010 to 07/16/2010...........    $12.63       $12.35              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $10.05       $12.74         15,269
   01/01/2010 to 07/16/2010...........    $12.74       $12.08              0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.89       $12.84          7,056
   01/01/2010 to 07/16/2010...........    $12.84       $11.97              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $13.28          2,107
   01/01/2010 to 12/31/2010...........    $13.28       $15.48          9,248
   01/01/2011 to 12/31/2011...........    $15.48       $13.50         16,168
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $10.07       $12.83      2,577,060
   01/01/2010 to 12/31/2010...........    $12.83       $13.85      4,539,049
   01/01/2011 to 12/31/2011...........    $13.85       $13.34      3,133,992
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $14.49          2,949
   01/01/2010 to 12/31/2010...........    $14.49       $15.58          8,740
   01/01/2011 to 12/31/2011...........    $15.58       $14.12          7,672
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.15          1,830
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.10         14,723

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND
   05/01/2009 to 12/31/2009...........    $10.04       $13.15             0
   01/01/2010 to 12/31/2010...........    $13.15       $15.95         1,893
   01/01/2011 to 04/29/2011...........    $15.95       $17.74             0
INVESCO V.I. FINANCIAL SERVICES FUND
   05/01/2009 to 12/31/2009...........    $10.00       $13.99         1,396
   01/01/2010 to 12/31/2010...........    $13.99       $15.12         5,500
   01/01/2011 to 04/29/2011...........    $15.12       $15.93             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.76         2,672
   01/01/2010 to 12/31/2010...........    $12.76       $13.15        13,907
   01/01/2011 to 12/31/2011...........    $13.15       $13.39         5,002
NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $10.12       $14.51        16,330
   01/01/2010 to 12/31/2010...........    $14.51       $16.51        23,496
   01/01/2011 to 12/31/2011...........    $16.51       $12.55        22,359
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $10.20       $14.01        79,546
   01/01/2010 to 12/31/2010...........    $14.01       $15.64        47,987
   01/01/2011 to 12/31/2011...........    $15.64       $11.18        30,095
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 9.77       $12.51             0
   01/01/2010 to 12/31/2010...........    $12.51       $13.28             0
   01/01/2011 to 12/31/2011...........    $13.28       $ 9.53             0
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $10.15       $14.30         5,245
   01/01/2010 to 12/31/2010...........    $14.30       $18.17        12,227
   01/01/2011 to 12/31/2011...........    $18.17       $14.92         6,546
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 7.33        14,885
   01/01/2010 to 12/31/2010...........    $ 7.33       $ 5.90        11,324
   01/01/2011 to 12/31/2011...........    $ 5.90       $ 5.27        10,302
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $10.05       $12.67         1,486
   01/01/2010 to 12/31/2010...........    $12.67       $13.97         1,778
   01/01/2011 to 12/31/2011...........    $13.97       $13.69        11,035
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.57         5,807
   01/01/2010 to 12/31/2010...........    $12.57       $14.45        13,043
   01/01/2011 to 12/31/2011...........    $14.45       $15.14        10,285

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.31         3,759
   01/01/2010 to 12/31/2010...........    $12.31       $14.63        12,760
   01/01/2011 to 12/31/2011...........    $14.63       $15.12         7,887
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $10.15       $13.64             0
   01/01/2010 to 12/31/2010...........    $13.64       $13.71             0
   01/01/2011 to 12/31/2011...........    $13.71       $12.24        13,219
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 9.83       $12.88        27,227
   01/01/2010 to 12/31/2010...........    $12.88       $14.00        44,524
   01/01/2011 to 12/31/2011...........    $14.00       $11.81        27,787
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.79        13,698
   01/01/2010 to 12/31/2010...........    $12.79       $12.88        32,759
   01/01/2011 to 12/31/2011...........    $12.88       $13.89        25,295
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $10.11       $12.78        17,879
   01/01/2010 to 12/31/2010...........    $12.78       $15.50        41,384
   01/01/2011 to 12/31/2011...........    $15.50       $14.91        27,863
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $10.22       $11.37             0
   01/01/2010 to 12/31/2010...........    $11.37       $10.41             0
   01/01/2011 to 12/31/2011...........    $10.41       $ 8.30         6,766
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.07       $12.65        10,063
   01/01/2010 to 12/31/2010...........    $12.65       $14.02        14,530
   01/01/2011 to 12/31/2011...........    $14.02       $14.16         5,038
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.03       $12.70         4,839
   01/01/2010 to 12/31/2010...........    $12.70       $14.04         9,437
   01/01/2011 to 12/31/2011...........    $14.04       $13.58        50,359
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.67         4,229
   01/01/2010 to 12/31/2010...........    $12.67       $15.93        12,678
   01/01/2011 to 12/31/2011...........    $15.93       $15.16        39,656

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.92       $12.77         9,560
   01/01/2010 to 12/31/2010...........    $12.77       $15.07        16,744
   01/01/2011 to 12/31/2011...........    $15.07       $14.18         9,804
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $10.01       $13.05        15,664
   01/01/2010 to 12/31/2010...........    $13.05       $15.12        10,388
   01/01/2011 to 12/31/2011...........    $15.12       $15.02         8,558
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $10.30       $11.93         8,600
   01/01/2010 to 12/31/2010...........    $11.93       $13.77        13,277
   01/01/2011 to 12/31/2011...........    $13.77       $13.79        13,136
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $10.02       $13.09             0
   01/01/2010 to 12/31/2010...........    $13.09       $12.89         1,217
   01/01/2011 to 12/31/2011...........    $12.89       $14.66           422
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $10.01       $13.68        15,781
   01/01/2010 to 12/31/2010...........    $13.68       $17.82        17,579
   01/01/2011 to 12/31/2011...........    $17.82       $14.10        14,426
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 9.62       $14.03         5,775
   01/01/2010 to 12/31/2010...........    $14.03       $17.14         9,961
   01/01/2011 to 12/31/2011...........    $17.14       $17.58         7,552
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $10.11       $10.23        99,212
   01/01/2010 to 12/31/2010...........    $10.23       $ 8.42       118,627
   01/01/2011 to 12/31/2011...........    $ 8.42       $ 5.15        96,319
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 9.99       $ 7.10         5,914
   01/01/2010 to 12/31/2010...........    $ 7.10       $ 5.48             0
   01/01/2011 to 12/31/2011...........    $ 5.48       $ 4.81           888
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.01       $12.59         7,902
   01/01/2010 to 12/31/2010...........    $12.59       $15.50        12,130
   01/01/2011 to 12/31/2011...........    $15.50       $15.38        37,487

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.96       $12.41         2,746
   01/01/2010 to 12/31/2010...........    $12.41       $14.84         9,583
   01/01/2011 to 12/31/2011...........    $14.84       $13.94         1,758
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $10.15       $11.02         7,985
   01/01/2010 to 12/31/2010...........    $11.02       $12.49        14,287
   01/01/2011 to 12/31/2011...........    $12.49       $12.47         6,494
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $ 9.89       $ 8.91         2,369
   01/01/2010 to 12/31/2010...........    $ 8.91       $ 9.61         2,261
   01/01/2011 to 12/31/2011...........    $ 9.61       $13.51         5,682
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.94       $16.03             0
   01/01/2010 to 12/31/2010...........    $16.03       $23.51            85
   01/01/2011 to 12/31/2011...........    $23.51       $19.88            30
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.23       $12.26        14,879
   01/01/2010 to 12/31/2010...........    $12.26       $12.72        29,651
   01/01/2011 to 12/31/2011...........    $12.72       $14.64        21,227
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.41             0
   01/01/2010 to 12/31/2010...........    $13.41       $14.97           169
   01/01/2011 to 12/31/2011...........    $14.97       $12.48           211
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.01             0
   01/01/2010 to 12/31/2010...........    $12.01       $14.04         1,471
   01/01/2011 to 12/31/2011...........    $14.04       $14.93         2,275
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.31             0
   01/01/2010 to 12/31/2010...........    $12.31       $14.36             0
   01/01/2011 to 12/31/2011...........    $14.36       $13.83             0
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.30           903
   01/01/2010 to 12/31/2010...........    $13.30       $15.21         2,646
   01/01/2011 to 12/31/2011...........    $15.21       $16.05           902
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $13.72         3,178
   01/01/2010 to 12/31/2010...........    $13.72       $15.66         4,387
   01/01/2011 to 12/31/2011...........    $15.66       $16.26         2,496

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $10.09       $12.28         2,125
   01/01/2010 to 07/16/2010...........    $12.28       $11.77             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.09       $14.59        20,042
   01/01/2011 to 12/31/2011...........    $14.59       $12.46        18,690
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.77       $13.69         4,900
   01/01/2011 to 12/31/2011...........    $13.69       $13.12         5,173
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.97       $15.07         7,752
   01/01/2011 to 12/31/2011...........    $15.07       $13.97         7,751
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23        14,957
   01/01/2011 to 12/31/2011...........    $12.23       $11.46        12,237


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH ANY TWO OF GRO PLUS, EBP OR HAV OR WITH ANY ONE
                          OF COMBO 5% OR HDV (2.15%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.53               0
   01/01/2006 to 12/31/2006...........    $10.53       $11.29               0
   01/01/2007 to 12/31/2007...........    $11.29       $11.62               0
   01/01/2008 to 12/31/2008...........    $11.62       $10.84               0
   01/01/2009 to 12/31/2009...........    $10.84       $12.40               0
   01/01/2010 to 12/31/2010...........    $12.40       $14.12               0
   01/01/2011 to 12/31/2011...........    $14.12       $14.20               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       1,490,936
   01/01/2006 to 12/31/2006...........    $10.01       $10.95       8,182,830
   01/01/2007 to 12/31/2007...........    $10.95       $11.70      12,516,386
   01/01/2008 to 12/31/2008...........    $11.70       $ 7.81       7,417,897
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 9.50      11,207,973
   01/01/2010 to 12/31/2010...........    $ 9.50       $10.41      10,629,323
   01/01/2011 to 12/31/2011...........    $10.41       $ 9.91       8,503,821
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.62       1,192,552
   01/01/2007 to 12/31/2007...........    $10.62       $11.38       2,952,379
   01/01/2008 to 12/31/2008...........    $11.38       $ 7.81       2,751,485
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 9.65       4,790,959
   01/01/2010 to 12/31/2010...........    $ 9.65       $10.73       4,688,102
   01/01/2011 to 12/31/2011...........    $10.73       $10.52       3,657,333
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.36           3,466
   01/01/2003 to 12/31/2003...........    $ 9.36       $12.41         106,376
   01/01/2004 to 12/31/2004...........    $12.41       $13.17         141,575
   01/01/2005 to 12/02/2005...........    $13.17       $15.05               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.79            704
   01/01/2003 to 12/31/2003...........    $ 9.79       $12.07        115,455
   01/01/2004 to 12/31/2004...........    $12.07       $13.00        256,194
   01/01/2005 to 12/02/2005...........    $13.00       $14.31              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.89          8,874
   01/01/2003 to 12/31/2003...........    $ 9.89       $12.46        124,008
   01/01/2004 to 12/31/2004...........    $12.46       $13.73        368,328
   01/01/2005 to 12/31/2005...........    $13.73       $14.06        407,960
   01/01/2006 to 12/31/2006...........    $14.06       $16.07        566,185
   01/01/2007 to 12/31/2007...........    $16.07       $15.71        607,322
   01/01/2008 to 12/31/2008...........    $15.71       $10.03        184,950
   01/01/2009 to 12/31/2009...........    $10.03       $11.56        381,797
   01/01/2010 to 12/31/2010...........    $11.56       $12.88        429,126
   01/01/2011 to 12/31/2011...........    $12.88       $13.05        278,392
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         69,241
   01/01/2006 to 12/31/2006...........    $10.02       $10.84      1,751,149
   01/01/2007 to 12/31/2007...........    $10.84       $11.57      3,475,993
   01/01/2008 to 12/31/2008...........    $11.57       $ 8.07      4,130,990
   01/01/2009 to 12/31/2009...........    $ 8.07       $ 9.74      7,745,284
   01/01/2010 to 12/31/2010...........    $ 9.74       $10.70      7,266,419
   01/01/2011 to 12/31/2011...........    $10.70       $10.35      5,714,960
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.14        134,294
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.97          4,906
   01/01/2003 to 12/31/2003...........    $ 9.97       $12.36         58,333
   01/01/2004 to 12/31/2004...........    $12.36       $14.29        234,446
   01/01/2005 to 12/31/2005...........    $14.29       $15.28        532,089
   01/01/2006 to 12/31/2006...........    $15.28       $18.21        795,655
   01/01/2007 to 12/31/2007...........    $18.21       $18.02        726,094
   01/01/2008 to 12/31/2008...........    $18.02       $11.06        329,004
   01/01/2009 to 12/31/2009...........    $11.06       $12.79        374,919
   01/01/2010 to 12/31/2010...........    $12.79       $14.08        310,453
   01/01/2011 to 12/31/2011...........    $14.08       $13.71        284,321
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009..........    $ 9.96       $ 9.98              0
   01/01/2010 to 12/31/2010...........    $ 9.98       $10.69              0
   01/01/2011 to 12/31/2011...........    $10.69       $11.13              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........    $ 9.94       $ 9.60               0
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.39             159
   01/01/2011 to 12/31/2011...........    $10.39       $11.15           1,267
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.72              11
   01/01/2011 to 12/31/2011...........    $10.72       $11.69               0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........    $ 9.92       $ 9.67               0
   01/01/2010 to 12/31/2010...........    $ 9.67       $10.52               0
   01/01/2011 to 12/31/2011...........    $10.52       $11.69           2,152
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........    $ 9.91       $ 9.57               0
   01/01/2010 to 12/31/2010...........    $ 9.57       $10.43               0
   01/01/2011 to 12/31/2011...........    $10.43       $11.83               0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........    $ 9.88       $ 9.25               0
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.12           1,606
   01/01/2011 to 12/31/2011...........    $10.12       $11.75               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.97               0
   01/01/2011 to 12/31/2011...........    $10.97       $12.91           8,594
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.98          38,785
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         699,752
   01/01/2006 to 12/31/2006...........    $10.00       $11.13      11,111,597
   01/01/2007 to 12/31/2007...........    $11.13       $11.95      17,220,372
   01/01/2008 to 12/31/2008...........    $11.95       $ 7.60       9,823,555
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 9.33      15,163,970
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.35      13,739,380
   01/01/2011 to 12/31/2011...........    $10.35       $ 9.88      10,350,363
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50          86,592
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.29         422,681
   01/01/2009 to 12/31/2009...........    $ 7.29       $ 9.05         966,276
   01/01/2010 to 12/31/2010...........    $ 9.05       $10.12       1,357,669
   01/01/2011 to 12/31/2011...........    $10.12       $ 9.67         813,609

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03              0
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.11        771,867
   01/01/2009 to 12/31/2009...........    $ 7.11       $ 8.59      1,946,286
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.40      2,133,092
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 9.03      1,831,386
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.32          6,429
   01/01/2003 to 12/31/2003...........    $10.32       $13.88        270,852
   01/01/2004 to 12/31/2004...........    $13.88       $18.74        538,151
   01/01/2005 to 12/31/2005...........    $18.74       $21.06        634,076
   01/01/2006 to 12/31/2006...........    $21.06       $28.17        782,064
   01/01/2007 to 12/31/2007...........    $28.17       $22.07        553,831
   01/01/2008 to 12/31/2008...........    $22.07       $14.02        141,679
   01/01/2009 to 12/31/2009...........    $14.02       $18.10        306,725
   01/01/2010 to 12/31/2010...........    $18.10       $22.80        288,481
   01/01/2011 to 12/31/2011...........    $22.80       $23.78        193,734
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08          5,211
   01/01/2003 to 12/31/2003...........    $10.08       $14.15         70,597
   01/01/2004 to 12/31/2004...........    $14.15       $16.90        213,632
   01/01/2005 to 12/31/2005...........    $16.90       $16.74        335,310
   01/01/2006 to 12/31/2006...........    $16.74       $19.65        375,313
   01/01/2007 to 12/31/2007...........    $19.65       $15.81        252,414
   01/01/2008 to 07/18/2008...........    $15.81       $14.44              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.86          4,107
   01/01/2003 to 12/31/2003...........    $ 9.86       $16.35        362,906
   01/01/2004 to 12/31/2004...........    $16.35       $19.69        808,007
   01/01/2005 to 12/31/2005...........    $19.69       $21.08      1,270,136
   01/01/2006 to 12/31/2006...........    $21.08       $23.30      1,083,684
   01/01/2007 to 12/31/2007...........    $23.30       $25.35      1,044,299
   01/01/2008 to 12/31/2008...........    $25.35       $13.87        426,639
   01/01/2009 to 12/31/2009...........    $13.87       $18.00        521,277
   01/01/2010 to 12/31/2010...........    $18.00       $23.35        423,460
   01/01/2011 to 12/31/2011...........    $23.35       $19.85        324,222
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99              0
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.12        293,270
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.44        637,051
   01/01/2010 to 12/31/2010...........    $ 8.44       $ 9.36        640,423
   01/01/2011 to 12/31/2011...........    $ 9.36       $ 8.94        583,270

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.54        991,205
   01/01/2007 to 12/31/2007...........    $10.54       $11.19      2,719,778
   01/01/2008 to 12/31/2008...........    $11.19       $ 7.17      2,130,587
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.70      5,923,242
   01/01/2010 to 12/31/2010...........    $ 8.70       $ 9.73      3,965,780
   01/01/2011 to 12/31/2011...........    $ 9.73       $ 9.38      3,258,099
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.44      1,522,776
   01/01/2007 to 12/31/2007...........    $10.44       $11.38      5,401,880
   01/01/2008 to 12/31/2008...........    $11.38       $ 6.60      3,477,332
   01/01/2009 to 12/31/2009...........    $ 6.60       $ 8.14      8,618,334
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.48      9,260,878
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 8.70      6,193,017
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46        153,226
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.30              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.10          1,748
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.06        182,513
   01/01/2010 to 12/31/2010...........    $ 8.06       $ 9.48        190,055
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 8.81         57,541
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.59         49,620
   01/01/2004 to 12/31/2004...........    $11.59       $11.76        277,607
   01/01/2005 to 12/31/2005...........    $11.76       $11.89        320,764
   01/01/2006 to 12/31/2006...........    $11.89       $12.80        403,594
   01/01/2007 to 12/31/2007...........    $12.80       $14.28        478,752
   01/01/2008 to 12/31/2008...........    $14.28       $ 8.34        140,965
   01/01/2009 to 12/31/2009...........    $ 8.34       $12.20        278,543
   01/01/2010 to 12/31/2010...........    $12.20       $13.16        245,748
   01/01/2011 to 12/31/2011...........    $13.16       $12.37        131,077
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.83          6,100
   01/01/2003 to 12/31/2003...........    $ 9.83       $12.74      2,029,598
   01/01/2004 to 12/31/2004...........    $12.74       $13.83      4,694,207
   01/01/2005 to 12/31/2005...........    $13.83       $14.18      7,461,229
   01/01/2006 to 12/31/2006...........    $14.18       $16.28      5,511,714
   01/01/2007 to 12/31/2007...........    $16.28       $16.74      4,716,388
   01/01/2008 to 12/31/2008...........    $16.74       $ 9.72      1,869,770
   01/01/2009 to 12/31/2009...........    $ 9.72       $11.33      2,664,194
   01/01/2010 to 12/31/2010...........    $11.33       $12.52      2,372,948
   01/01/2011 to 12/31/2011...........    $12.52       $11.57      1,666,771

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.87          2,488
   01/01/2003 to 12/31/2003...........    $ 9.87       $12.71        365,115
   01/01/2004 to 12/31/2004...........    $12.71       $14.47        994,493
   01/01/2005 to 12/31/2005...........    $14.47       $14.84      1,394,969
   01/01/2006 to 12/31/2006...........    $14.84       $15.43      1,131,414
   01/01/2007 to 12/31/2007...........    $15.43       $18.02        957,378
   01/01/2008 to 12/31/2008...........    $18.02       $10.44        319,518
   01/01/2009 to 12/31/2009...........    $10.44       $16.04        607,802
   01/01/2010 to 12/31/2010...........    $16.04       $18.81        557,731
   01/01/2011 to 12/31/2011...........    $18.81       $17.86        342,929
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.38       $16.83              0
   01/01/2006 to 12/31/2006...........    $16.83       $19.31              0
   01/01/2007 to 12/31/2007...........    $19.31       $17.92              0
   01/01/2008 to 12/31/2008...........    $17.92       $12.86          6,922
   01/01/2009 to 12/31/2009...........    $12.86       $15.97        119,783
   01/01/2010 to 12/31/2010...........    $15.97       $19.81        141,186
   01/01/2011 to 12/31/2011...........    $19.81       $19.63        131,120
AST HIGH YIELD PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.26          6,524
   01/01/2003 to 12/31/2003...........    $10.26       $12.21        379,114
   01/01/2004 to 12/31/2004...........    $12.21       $13.27        707,876
   01/01/2005 to 12/31/2005...........    $13.27       $13.13        742,528
   01/01/2006 to 12/31/2006...........    $13.13       $14.18        857,624
   01/01/2007 to 12/31/2007...........    $14.18       $14.21        663,353
   01/01/2008 to 12/31/2008...........    $14.21       $10.36        622,659
   01/01/2009 to 12/31/2009...........    $10.36       $13.74      1,143,871
   01/01/2010 to 12/31/2010...........    $13.74       $15.26      1,009,792
   01/01/2011 to 12/31/2011...........    $15.26       $15.40        835,410
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18         23,257
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.90        251,869
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.56      1,369,348
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.53      1,265,070
   01/01/2011 to 12/31/2011...........    $ 9.53       $ 9.27      1,022,423
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16          2,429
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.54        409,645
   01/01/2009 to 12/31/2009...........    $ 7.54       $ 9.10      1,347,384
   01/01/2010 to 12/31/2010...........    $ 9.10       $ 9.94      1,364,893
   01/01/2011 to 12/31/2011...........    $ 9.94       $ 9.68      1,229,638

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.71           5,178
   01/01/2003 to 12/31/2003...........    $ 9.71       $13.32       1,009,679
   01/01/2004 to 12/31/2004...........    $13.32       $15.13       2,722,552
   01/01/2005 to 12/31/2005...........    $15.13       $17.26       3,615,924
   01/01/2006 to 12/31/2006...........    $17.26       $20.43       2,835,178
   01/01/2007 to 12/31/2007...........    $20.43       $23.80       2,518,402
   01/01/2008 to 12/31/2008...........    $23.80       $11.59       1,096,351
   01/01/2009 to 12/31/2009...........    $11.59       $15.34       1,343,040
   01/01/2010 to 12/31/2010...........    $15.34       $17.19       1,165,465
   01/01/2011 to 12/31/2011...........    $17.19       $14.65         805,165
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.82          24,374
   01/01/2004 to 12/31/2004...........    $12.82       $15.19         119,845
   01/01/2005 to 12/31/2005...........    $15.19       $16.90         223,826
   01/01/2006 to 12/31/2006...........    $16.90       $21.08         537,213
   01/01/2007 to 12/31/2007...........    $21.08       $24.30         807,650
   01/01/2008 to 12/31/2008...........    $24.30       $13.31         324,862
   01/01/2009 to 12/31/2009...........    $13.31       $17.00         489,840
   01/01/2010 to 12/31/2010...........    $17.00       $18.48         430,398
   01/01/2011 to 12/31/2011...........    $18.48       $15.81         259,005
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.68      13,968,463
   01/01/2009 to 12/31/2009...........    $10.68       $11.63       5,281,251
   01/01/2010 to 12/31/2010...........    $11.63       $12.61       2,953,841
   01/01/2011 to 12/31/2011...........    $12.61       $13.88      10,354,266
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.93              94
   01/01/2003 to 12/31/2003...........    $ 9.93       $11.62          34,914
   01/01/2004 to 12/31/2004...........    $11.62       $12.63          52,110
   01/01/2005 to 12/31/2005...........    $12.63       $13.21          84,700
   01/01/2006 to 12/31/2006...........    $13.21       $14.37         116,438
   01/01/2007 to 12/31/2007...........    $14.37       $14.33         770,623
   01/01/2008 to 12/31/2008...........    $14.33       $11.55       2,054,413
   01/01/2009 to 12/31/2009...........    $11.55       $13.80       3,266,838
   01/01/2010 to 12/31/2010...........    $13.80       $14.49       2,933,444
   01/01/2011 to 12/31/2011...........    $14.49       $14.21       2,229,285
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28           7,486
   01/01/2010 to 12/31/2010...........    $10.28       $11.20          32,266
   01/01/2011 to 12/31/2011...........    $11.20       $11.03          28,245

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29          6,064
   01/01/2010 to 12/31/2010...........    $10.29       $11.45         84,233
   01/01/2011 to 12/31/2011...........    $11.45       $10.55         25,838
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.95          6,047
   01/01/2003 to 12/31/2003...........    $ 9.95       $12.72        141,470
   01/01/2004 to 12/31/2004...........    $12.72       $14.57        284,319
   01/01/2005 to 12/31/2005...........    $14.57       $15.83        560,887
   01/01/2006 to 12/31/2006...........    $15.83       $19.02        843,155
   01/01/2007 to 12/31/2007...........    $19.02       $20.37        924,920
   01/01/2008 to 12/31/2008...........    $20.37       $11.68        239,108
   01/01/2009 to 12/31/2009...........    $11.68       $15.53        435,574
   01/01/2010 to 12/31/2010...........    $15.53       $16.29        350,543
   01/01/2011 to 12/31/2011...........    $16.29       $14.48        217,032
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.90          5,934
   01/01/2003 to 12/31/2003...........    $ 9.90       $11.61         90,092
   01/01/2004 to 12/31/2004...........    $11.61       $13.12        198,898
   01/01/2005 to 12/31/2005...........    $13.12       $13.67        661,210
   01/01/2006 to 12/31/2006...........    $13.67       $15.84        854,051
   01/01/2007 to 12/31/2007...........    $15.84       $15.04        868,038
   01/01/2008 to 12/31/2008...........    $15.04       $ 8.61        559,310
   01/01/2009 to 12/31/2009...........    $ 8.61       $10.06        809,232
   01/01/2010 to 12/31/2010...........    $10.06       $11.14        664,968
   01/01/2011 to 12/31/2011...........    $11.14       $10.44        452,521
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.23          7,474
   01/01/2003 to 12/31/2003...........    $10.23       $11.88        624,019
   01/01/2004 to 12/31/2004...........    $11.88       $12.49      1,314,641
   01/01/2005 to 12/31/2005...........    $12.49       $12.36      2,372,398
   01/01/2006 to 12/31/2006...........    $12.36       $13.29      2,027,743
   01/01/2007 to 12/31/2007...........    $13.29       $13.79      1,831,257
   01/01/2008 to 12/31/2008...........    $13.79       $10.36        651,707
   01/01/2009 to 12/31/2009...........    $10.36       $13.64        996,731
   01/01/2010 to 12/31/2010...........    $13.64       $15.14        854,023
   01/01/2011 to 12/31/2011...........    $15.14       $16.32        787,437
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.51         30,465
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.26      2,031,583
   01/01/2004 to 12/31/2004...........    $12.26       $13.88      4,692,895
   01/01/2005 to 12/31/2005...........    $13.88       $14.51      7,428,912
   01/01/2006 to 12/31/2006...........    $14.51       $15.22      6,494,429
   01/01/2007 to 12/31/2007...........    $15.22       $17.12      5,835,660
   01/01/2008 to 12/31/2008...........    $17.12       $ 9.44      2,340,994
   01/01/2009 to 12/31/2009...........    $ 9.44       $11.99      3,090,079
   01/01/2010 to 12/31/2010...........    $11.99       $14.05      2,616,084
   01/01/2011 to 12/31/2011...........    $14.05       $13.62      1,771,437

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.27          62,490
   01/01/2004 to 12/31/2004...........    $12.27       $14.22         219,580
   01/01/2005 to 12/31/2005...........    $14.22       $14.97         367,056
   01/01/2006 to 12/31/2006...........    $14.97       $18.20         484,278
   01/01/2007 to 12/31/2007...........    $18.20       $19.48         317,673
   01/01/2008 to 12/31/2008...........    $19.48       $12.58         165,007
   01/01/2009 to 12/31/2009...........    $12.58       $16.19         276,351
   01/01/2010 to 12/31/2010...........    $16.19       $17.75         238,050
   01/01/2011 to 12/31/2011...........    $17.75       $16.83         179,604
AST MFS GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.46           2,437
   01/01/2003 to 12/31/2003...........    $ 9.46       $11.38         207,063
   01/01/2004 to 12/31/2004...........    $11.38       $12.33         442,758
   01/01/2005 to 12/31/2005...........    $12.33       $12.82         826,301
   01/01/2006 to 12/31/2006...........    $12.82       $13.76         654,691
   01/01/2007 to 12/31/2007...........    $13.76       $15.50         587,845
   01/01/2008 to 12/31/2008...........    $15.50       $ 9.66         309,485
   01/01/2009 to 12/31/2009...........    $ 9.66       $11.75         473,501
   01/01/2010 to 12/31/2010...........    $11.75       $12.97         467,321
   01/01/2011 to 12/31/2011...........    $12.97       $12.61         363,909
AST MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.04              88
   01/01/2003 to 12/31/2003...........    $10.04       $13.35         127,279
   01/01/2004 to 12/31/2004...........    $13.35       $15.06         256,671
   01/01/2005 to 12/31/2005...........    $15.06       $15.54         260,885
   01/01/2006 to 12/31/2006...........    $15.54       $17.37         270,834
   01/01/2007 to 12/31/2007...........    $17.37       $17.46         349,290
   01/01/2008 to 12/31/2008...........    $17.46       $10.57         188,007
   01/01/2009 to 12/31/2009...........    $10.57       $14.37         185,529
   01/01/2010 to 12/31/2010...........    $14.37       $17.38         200,372
   01/01/2011 to 12/31/2011...........    $17.38       $16.42         140,968
AST MONEY MARKET PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.99          70,899
   01/01/2003 to 12/31/2003...........    $ 9.99       $ 9.83       1,118,618
   01/01/2004 to 12/31/2004...........    $ 9.83       $ 9.70       1,742,703
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 9.75       2,932,409
   01/01/2006 to 12/31/2006...........    $ 9.75       $ 9.98       5,452,746
   01/01/2007 to 12/31/2007...........    $ 9.98       $10.24       6,373,608
   01/01/2008 to 12/31/2008...........    $10.24       $10.28       7,140,857
   01/01/2009 to 12/31/2009...........    $10.28       $10.08      12,146,856
   01/01/2010 to 12/31/2010...........    $10.08       $ 9.87       6,882,027
   01/01/2011 to 12/31/2011...........    $ 9.87       $ 9.66       5,117,204

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.97         10,745
   01/01/2003 to 12/31/2003...........    $ 9.97       $13.31        610,598
   01/01/2004 to 12/31/2004...........    $13.31       $15.99      1,457,788
   01/01/2005 to 12/31/2005...........    $15.99       $17.54      2,280,095
   01/01/2006 to 12/31/2006...........    $17.54       $19.00      1,954,267
   01/01/2007 to 12/31/2007...........    $19.00       $19.18      1,856,062
   01/01/2008 to 12/31/2008...........    $19.18       $10.84        615,887
   01/01/2009 to 12/31/2009...........    $10.84       $14.92        838,895
   01/01/2010 to 12/31/2010...........    $14.92       $18.02        700,594
   01/01/2011 to 12/31/2011...........    $18.02       $17.19        464,573
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06         31,696
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.51          1,311
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.15         96,879
   01/01/2004 to 12/31/2004...........    $12.15       $13.80        377,548
   01/01/2005 to 12/31/2005...........    $13.80       $15.32        759,608
   01/01/2006 to 12/31/2006...........    $15.32       $17.10        780,759
   01/01/2007 to 12/31/2007...........    $17.10       $20.45      1,109,272
   01/01/2008 to 12/31/2008...........    $20.45       $11.37        304,442
   01/01/2009 to 12/31/2009...........    $11.37       $14.44        376,081
   01/01/2010 to 12/31/2010...........    $14.44       $18.18        362,937
   01/01/2011 to 12/31/2011...........    $18.18       $18.09        240,513
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.71          1,728
   01/01/2003 to 12/31/2003...........    $ 9.71       $14.02         89,708
   01/01/2004 to 12/31/2004...........    $14.02       $15.02        192,105
   01/01/2005 to 12/31/2005...........    $15.02       $14.75        154,506
   01/01/2006 to 12/31/2006...........    $14.75       $15.55        141,498
   01/01/2007 to 12/31/2007...........    $15.55       $18.06        150,199
   01/01/2008 to 12/31/2008...........    $18.06       $10.16         53,502
   01/01/2009 to 12/31/2009...........    $10.16       $12.18         96,674
   01/01/2010 to 12/31/2010...........    $12.18       $14.33        103,481
   01/01/2011 to 04/29/2011...........    $14.33       $16.05              0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56         10,522
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.06        421,170
   01/01/2010 to 12/31/2010...........    $ 9.06       $10.84        542,394
   01/01/2011 to 12/31/2011...........    $10.84       $ 8.46        417,963

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08         80,547
   01/01/2003 to 12/31/2003...........    $10.08       $10.19        636,860
   01/01/2004 to 12/31/2004...........    $10.19       $10.17      2,785,690
   01/01/2005 to 12/31/2005...........    $10.17       $10.12      5,697,191
   01/01/2006 to 12/31/2006...........    $10.12       $10.28      4,979,340
   01/01/2007 to 12/31/2007...........    $10.28       $10.74      4,520,572
   01/01/2008 to 12/31/2008...........    $10.74       $10.63      1,783,570
   01/01/2009 to 12/31/2009...........    $10.63       $11.46      2,582,749
   01/01/2010 to 12/31/2010...........    $11.46       $11.65      2,352,178
   01/01/2011 to 12/31/2011...........    $11.65       $11.66      1,787,948
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.17         36,236
   01/01/2003 to 12/31/2003...........    $10.17       $10.48      2,192,336
   01/01/2004 to 12/31/2004...........    $10.48       $10.76      4,319,279
   01/01/2005 to 12/31/2005...........    $10.76       $10.79      2,552,299
   01/01/2006 to 12/31/2006...........    $10.79       $10.96      3,071,632
   01/01/2007 to 12/31/2007...........    $10.96       $11.61      3,499,433
   01/01/2008 to 12/31/2008...........    $11.61       $11.10      2,161,056
   01/01/2009 to 12/31/2009...........    $11.10       $12.66      5,204,934
   01/01/2010 to 12/31/2010...........    $12.66       $13.34      5,710,336
   01/01/2011 to 12/31/2011...........    $13.34       $13.47      4,089,867
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          3,929
   01/01/2006 to 12/31/2006...........    $10.03       $10.60        488,478
   01/01/2007 to 12/31/2007...........    $10.60       $11.27      1,460,928
   01/01/2008 to 12/31/2008...........    $11.27       $ 8.88      4,479,321
   01/01/2009 to 12/31/2009...........    $ 8.88       $10.43      6,348,245
   01/01/2010 to 12/31/2010...........    $10.43       $11.29      6,327,981
   01/01/2011 to 12/31/2011...........    $11.29       $11.16      5,779,801
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06          8,347
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.81            383
   01/01/2003 to 12/31/2003...........    $ 9.81       $12.22        203,573
   01/01/2004 to 12/31/2004...........    $12.22       $13.15        352,176
   01/01/2005 to 12/31/2005...........    $13.15       $13.32        593,365
   01/01/2006 to 12/31/2006...........    $13.32       $14.68        584,148
   01/01/2007 to 12/31/2007...........    $14.68       $14.66        549,971
   01/01/2008 to 12/31/2008...........    $14.66       $ 8.79        159,115
   01/01/2009 to 12/31/2009...........    $ 8.79       $10.48        205,387
   01/01/2010 to 12/31/2010...........    $10.48       $11.80        174,362
   01/01/2011 to 12/31/2011...........    $11.80       $11.94        171,366

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.87              0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.97          2,760
   01/01/2003 to 12/31/2003...........    $ 9.97       $11.59         58,741
   01/01/2004 to 12/31/2004...........    $11.59       $12.36        186,307
   01/01/2005 to 12/31/2005...........    $12.36       $12.65        268,706
   01/01/2006 to 12/31/2006...........    $12.65       $13.58        245,331
   01/01/2007 to 12/31/2007...........    $13.58       $14.47        415,521
   01/01/2008 to 12/31/2008...........    $14.47       $ 9.88        419,069
   01/01/2009 to 12/31/2009...........    $ 9.88       $12.32      1,149,241
   01/01/2010 to 12/31/2010...........    $12.32       $13.48      1,511,017
   01/01/2011 to 12/31/2011...........    $13.48       $12.75      1,146,269
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.47          6,595
   01/01/2003 to 12/31/2003...........    $ 9.47       $13.46        138,936
   01/01/2004 to 12/31/2004...........    $13.46       $12.26        136,313
   01/01/2005 to 12/31/2005...........    $12.26       $12.18        174,641
   01/01/2006 to 12/31/2006...........    $12.18       $13.42        211,329
   01/01/2007 to 12/31/2007...........    $13.42       $14.07        241,375
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.95        135,744
   01/01/2009 to 12/31/2009...........    $ 8.95       $11.72        186,730
   01/01/2010 to 12/31/2010...........    $11.72       $15.65        264,893
   01/01/2011 to 12/31/2011...........    $15.65       $15.16        182,093
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08         17,411
   01/01/2003 to 12/31/2003...........    $10.08       $13.39        767,455
   01/01/2004 to 12/31/2004...........    $13.39       $15.26      1,690,870
   01/01/2005 to 12/31/2005...........    $15.26       $15.92      2,449,573
   01/01/2006 to 12/31/2006...........    $15.92       $18.70      2,168,862
   01/01/2007 to 12/31/2007...........    $18.70       $17.27      2,048,735
   01/01/2008 to 12/31/2008...........    $17.27       $11.88        759,534
   01/01/2009 to 12/31/2009...........    $11.88       $14.76      1,180,211
   01/01/2010 to 12/31/2010...........    $14.76       $18.20        935,910
   01/01/2011 to 12/31/2011...........    $18.20       $16.74        565,384
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.96            150
   01/01/2003 to 12/31/2003...........    $ 9.96       $12.09        160,339
   01/01/2004 to 12/31/2004...........    $12.09       $13.15        464,055
   01/01/2005 to 12/31/2005...........    $13.15       $13.47        806,582
   01/01/2006 to 12/31/2006...........    $13.47       $14.82        899,160
   01/01/2007 to 12/31/2007...........    $14.82       $15.42      1,597,531
   01/01/2008 to 12/31/2008...........    $15.42       $11.17      1,812,333
   01/01/2009 to 12/31/2009...........    $11.17       $13.57      2,721,144
   01/01/2010 to 12/31/2010...........    $13.57       $14.81      2,846,224
   01/01/2011 to 12/31/2011...........    $14.81       $14.78      2,423,191

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.08         30,510
   01/01/2003 to 12/31/2003...........    $10.08       $12.65        328,567
   01/01/2004 to 12/31/2004...........    $12.65       $14.10        534,389
   01/01/2005 to 12/31/2005...........    $14.10       $14.56        620,110
   01/01/2006 to 12/31/2006...........    $14.56       $17.29      1,007,854
   01/01/2007 to 12/31/2007...........    $17.29       $16.31        860,043
   01/01/2008 to 12/31/2008...........    $16.31       $ 9.28        436,312
   01/01/2009 to 12/31/2009...........    $ 9.28       $11.24        636,029
   01/01/2010 to 12/31/2010...........    $11.24       $12.45        555,205
   01/01/2011 to 12/31/2011...........    $12.45       $11.99        397,607
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.31          3,700
   01/01/2003 to 12/31/2003...........    $10.31       $11.38        279,110
   01/01/2004 to 12/31/2004...........    $11.38       $12.10      1,195,848
   01/01/2005 to 12/31/2005...........    $12.10       $11.31      1,956,698
   01/01/2006 to 12/31/2006...........    $11.31       $11.76      1,805,420
   01/01/2007 to 12/31/2007...........    $11.76       $12.62      1,846,832
   01/01/2008 to 12/31/2008...........    $12.62       $12.05        593,325
   01/01/2009 to 12/31/2009...........    $12.05       $13.22        931,833
   01/01/2010 to 12/31/2010...........    $13.22       $13.67        877,297
   01/01/2011 to 12/31/2011...........    $13.67       $13.93        616,898
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.34          3,975
   01/01/2003 to 12/31/2003...........    $ 9.34       $11.30        114,477
   01/01/2004 to 12/31/2004...........    $11.30       $11.70        297,369
   01/01/2005 to 12/31/2005...........    $11.70       $13.32        386,908
   01/01/2006 to 12/31/2006...........    $13.32       $13.77        579,236
   01/01/2007 to 12/31/2007...........    $13.77       $14.59      1,005,218
   01/01/2008 to 12/31/2008...........    $14.59       $ 8.48        588,798
   01/01/2009 to 12/31/2009...........    $ 8.48       $12.73        837,581
   01/01/2010 to 12/31/2010...........    $12.73       $14.43        711,463
   01/01/2011 to 12/31/2011...........    $14.43       $13.88        598,916
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.44          5,472
   01/01/2003 to 12/31/2003...........    $10.44       $13.63         77,245
   01/01/2004 to 12/31/2004...........    $13.63       $17.50        158,672
   01/01/2005 to 12/31/2005...........    $17.50       $22.51        402,903
   01/01/2006 to 12/31/2006...........    $22.51       $25.52        573,181
   01/01/2007 to 12/31/2007...........    $25.52       $35.08        911,043
   01/01/2008 to 12/31/2008...........    $35.08       $17.17        185,922
   01/01/2009 to 12/31/2009...........    $17.17       $25.09        470,364
   01/01/2010 to 12/31/2010...........    $25.09       $29.57        467,764
   01/01/2011 to 12/31/2011...........    $29.57       $24.62        319,269

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO FORMERLY, AST AGGRESSIVE
  ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99         36,074
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.31      2,544,738
   01/01/2007 to 12/31/2007...........    $11.31       $12.13      3,722,507
   01/01/2008 to 12/31/2008...........    $12.13       $ 6.84        983,664
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.60      1,421,700
   01/01/2010 to 12/31/2010...........    $ 8.60       $ 9.65      1,141,965
   01/01/2011 to 12/31/2011...........    $ 9.65       $ 9.11      1,114,360
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97        154,738
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.25        483,723
   01/01/2009 to 12/31/2009...........    $ 9.25       $10.10      1,027,692
   01/01/2010 to 12/31/2010...........    $10.10       $10.66        827,868
   01/01/2011 to 12/31/2011...........    $10.66       $11.06        856,005
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.40        208,786
   01/01/2006 to 12/31/2006...........    $11.40       $12.38        233,237
   01/01/2007 to 12/31/2007...........    $12.38       $13.45        214,620
   01/01/2008 to 12/31/2008...........    $13.45       $ 7.75         45,937
   01/01/2009 to 12/31/2009...........    $ 7.75       $10.60        124,746
   01/01/2010 to 07/16/2010...........    $10.60       $10.35              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $12.74          6,492
   01/01/2004 to 12/31/2004...........    $12.74       $14.86         67,201
   01/01/2005 to 12/31/2005...........    $14.86       $16.87        182,612
   01/01/2006 to 12/31/2006...........    $16.87       $20.33        239,474
   01/01/2007 to 12/31/2007...........    $20.33       $22.88        290,951
   01/01/2008 to 12/31/2008...........    $22.88       $13.10        129,942
   01/01/2009 to 12/31/2009...........    $13.10       $14.86        123,833
   01/01/2010 to 07/16/2010...........    $14.86       $14.08              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.17         25,003
   01/01/2004 to 12/31/2004...........    $13.17       $13.81        108,796
   01/01/2005 to 12/31/2005...........    $13.81       $14.04         60,941
   01/01/2006 to 12/31/2006...........    $14.04       $14.56         49,282
   01/01/2007 to 12/31/2007...........    $14.56       $15.95         78,184
   01/01/2008 to 12/31/2008...........    $15.95       $11.36         19,835
   01/01/2009 to 12/31/2009...........    $11.36       $16.01         56,730
   01/01/2010 to 07/16/2010...........    $16.01       $14.91              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.09         78,111
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 7.67        102,158
   01/01/2010 to 12/31/2010...........    $ 7.67       $ 8.93         89,051
   01/01/2011 to 12/31/2011...........    $ 8.93       $ 7.79         67,825
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.62        877,621
   01/01/2009 to 12/31/2009...........    $ 6.62       $ 8.43      2,381,261
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.09      2,444,932
   01/01/2011 to 12/31/2011...........    $ 9.09       $ 8.74      1,956,175
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.81         65,909
   01/01/2005 to 12/31/2005...........    $11.81       $12.73        164,702
   01/01/2006 to 12/31/2006...........    $12.73       $17.25        681,747
   01/01/2007 to 12/31/2007...........    $17.25       $19.12        932,320
   01/01/2008 to 12/31/2008...........    $19.12       $10.71        258,000
   01/01/2009 to 12/31/2009...........    $10.71       $14.78        290,958
   01/01/2010 to 12/31/2010...........    $14.78       $15.87        236,749
   01/01/2011 to 12/31/2011...........    $15.87       $14.36        186,197
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.14         24,639
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.09         33,662
INVESCO V.I. DYNAMICS FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.70            576
   01/01/2003 to 12/31/2003...........    $ 9.70       $13.08         38,518
   01/01/2004 to 12/31/2004...........    $13.08       $14.51         55,199
   01/01/2005 to 12/31/2005...........    $14.51       $15.72         69,326
   01/01/2006 to 12/31/2006...........    $15.72       $17.86         94,846
   01/01/2007 to 12/31/2007...........    $17.86       $19.61        105,039
   01/01/2008 to 12/31/2008...........    $19.61       $ 9.96         21,745
   01/01/2009 to 12/31/2009...........    $ 9.96       $13.88         32,801
   01/01/2010 to 12/31/2010...........    $13.88       $16.82         30,841
   01/01/2011 to 04/29/2011...........    $16.82       $18.70              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. FINANCIAL SERVICES FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.92           141
   01/01/2003 to 12/31/2003...........    $ 9.92       $12.58        50,250
   01/01/2004 to 12/31/2004...........    $12.58       $13.37        84,188
   01/01/2005 to 12/31/2005...........    $13.37       $13.86        97,206
   01/01/2006 to 12/31/2006...........    $13.86       $15.79       144,642
   01/01/2007 to 12/31/2007...........    $15.79       $12.02       100,178
   01/01/2008 to 12/31/2008...........    $12.02       $ 4.77        35,701
   01/01/2009 to 12/31/2009...........    $ 4.77       $ 5.95       101,097
   01/01/2010 to 12/31/2010...........    $ 5.95       $ 6.42        79,159
   01/01/2011 to 04/29/2011...........    $ 6.42       $ 6.76             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.51           140
   01/01/2003 to 12/31/2003...........    $ 9.51       $11.89        55,867
   01/01/2004 to 12/31/2004...........    $11.89       $12.52       181,513
   01/01/2005 to 12/31/2005...........    $12.52       $13.25       349,583
   01/01/2006 to 12/31/2006...........    $13.25       $13.64       232,453
   01/01/2007 to 12/31/2007...........    $13.64       $14.93       218,828
   01/01/2008 to 12/31/2008...........    $14.93       $10.43        59,419
   01/01/2009 to 12/31/2009...........    $10.43       $13.03        58,427
   01/01/2010 to 12/31/2010...........    $13.03       $13.42        84,235
   01/01/2011 to 12/31/2011...........    $13.42       $13.65        61,099
INVESCO V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.20             0
   01/01/2009 to 12/31/2009...........    $ 6.20       $ 9.55             0
   01/01/2010 to 12/31/2010...........    $ 9.55       $11.34             0
   01/01/2011 to 12/31/2011...........    $11.34       $10.54             0
NVIT DEVELOPING MARKETS FUND
   01/01/2002 to 12/31/2002...........        --       $ 9.93           442
   01/01/2003 to 12/31/2003...........    $ 9.93       $15.52        44,993
   01/01/2004 to 12/31/2004...........    $15.52       $18.19       141,365
   01/01/2005 to 12/31/2005...........    $18.19       $23.41       296,600
   01/01/2006 to 12/31/2006...........    $23.41       $30.82       414,295
   01/01/2007 to 12/31/2007...........    $30.82       $43.28       659,020
   01/01/2008 to 12/31/2008...........    $43.28       $17.85       161,242
   01/01/2009 to 12/31/2009...........    $17.85       $28.33       348,984
   01/01/2010 to 12/31/2010...........    $28.33       $32.19       308,049
   01/01/2011 to 12/31/2011...........    $32.19       $24.44       128,444
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $15.91        33,050
   01/01/2004 to 12/31/2004...........    $15.91       $15.49        67,805
   01/01/2005 to 12/31/2005...........    $15.49       $18.11       158,813
   01/01/2006 to 12/31/2006...........    $18.11       $24.69       195,510
   01/01/2007 to 12/31/2007...........    $24.69       $35.69       523,321
   01/01/2008 to 12/31/2008...........    $35.69       $17.17        90,522
   01/01/2009 to 12/31/2009...........    $17.17       $25.91       127,825
   01/01/2010 to 12/31/2010...........    $25.91       $28.88        92,019
   01/01/2011 to 12/31/2011...........    $28.88       $20.63        64,537

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $12.83         6,833
   01/01/2004 to 12/31/2004...........    $12.83       $14.03        29,071
   01/01/2005 to 12/31/2005...........    $14.03       $13.71        24,950
   01/01/2006 to 12/31/2006...........    $13.71       $15.48        30,883
   01/01/2007 to 12/31/2007...........    $15.48       $11.01        68,840
   01/01/2008 to 12/31/2008...........    $11.01       $ 5.72        39,652
   01/01/2009 to 12/31/2009...........    $ 5.72       $ 5.36        84,204
   01/01/2010 to 12/31/2010...........    $ 5.36       $ 5.68        36,185
   01/01/2011 to 12/31/2011...........    $ 5.68       $ 4.07        20,307
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $13.31        15,986
   01/01/2004 to 12/31/2004...........    $13.31       $14.35        35,537
   01/01/2005 to 12/31/2005...........    $14.35       $14.39       225,048
   01/01/2006 to 12/31/2006...........    $14.39       $16.26        99,572
   01/01/2007 to 12/31/2007...........    $16.26       $20.79       445,848
   01/01/2008 to 12/31/2008...........    $20.79       $ 9.88       122,938
   01/01/2009 to 12/31/2009...........    $ 9.88       $15.70       184,067
   01/01/2010 to 12/31/2010...........    $15.70       $19.93       143,104
   01/01/2011 to 12/31/2011...........    $19.93       $16.35        76,813
PROFUND VP BEAR
   01/01/2002 to 12/31/2002...........        --       $10.13         1,514
   01/01/2003 to 12/31/2003...........    $10.13       $ 7.47        36,686
   01/01/2004 to 12/31/2004...........    $ 7.47       $ 6.56        60,475
   01/01/2005 to 12/31/2005...........    $ 6.56       $ 6.33        94,983
   01/01/2006 to 12/31/2006...........    $ 6.33       $ 5.73       241,303
   01/01/2007 to 12/31/2007...........    $ 5.73       $ 5.64       175,231
   01/01/2008 to 12/31/2008...........    $ 5.64       $ 7.72       190,475
   01/01/2009 to 12/31/2009...........    $ 7.72       $ 5.45       264,037
   01/01/2010 to 12/31/2010...........    $ 5.45       $ 4.38       106,376
   01/01/2011 to 12/31/2011...........    $ 4.38       $ 3.91       113,352
PROFUND VP BULL
   01/01/2002 to 12/31/2002...........        --       $ 9.75           400
   01/01/2003 to 12/31/2003...........    $ 9.75       $11.98        58,349
   01/01/2004 to 12/31/2004...........    $11.98       $12.75       570,114
   01/01/2005 to 12/31/2005...........    $12.75       $12.82       227,582
   01/01/2006 to 12/31/2006...........    $12.82       $14.26       420,368
   01/01/2007 to 12/31/2007...........    $14.26       $14.45       153,480
   01/01/2008 to 12/31/2008...........    $14.45       $ 8.81       209,017
   01/01/2009 to 12/31/2009...........    $ 8.81       $10.72       283,383
   01/01/2010 to 12/31/2010...........    $10.72       $11.81       164,975
   01/01/2011 to 12/31/2011...........    $11.81       $11.56       126,927

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.27        54,297
   01/01/2005 to 12/31/2005...........    $12.27       $11.96        78,118
   01/01/2006 to 12/31/2006...........    $11.96       $13.18       110,972
   01/01/2007 to 12/31/2007...........    $13.18       $13.88        88,737
   01/01/2008 to 12/31/2008...........    $13.88       $ 9.95        27,004
   01/01/2009 to 12/31/2009...........    $ 9.95       $11.84        34,468
   01/01/2010 to 12/31/2010...........    $11.84       $13.59        64,627
   01/01/2011 to 12/31/2011...........    $13.59       $14.22        29,587
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $11.62         5,655
   01/01/2004 to 12/31/2004...........    $11.62       $12.24         8,198
   01/01/2005 to 12/31/2005...........    $12.24       $11.42        29,043
   01/01/2006 to 12/31/2006...........    $11.42       $12.51        41,876
   01/01/2007 to 12/31/2007...........    $12.51       $11.23        27,017
   01/01/2008 to 12/31/2008...........    $11.23       $ 7.54        15,810
   01/01/2009 to 12/31/2009...........    $ 7.54       $ 9.65        23,198
   01/01/2010 to 12/31/2010...........    $ 9.65       $11.47        20,918
   01/01/2011 to 12/31/2011...........    $11.47       $11.84        11,838
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $13.16        40,636
   01/01/2004 to 12/31/2004...........    $13.16       $14.72       162,300
   01/01/2005 to 12/31/2005...........    $14.72       $15.57       154,224
   01/01/2006 to 12/31/2006...........    $15.57       $17.90       130,994
   01/01/2007 to 12/31/2007...........    $17.90       $20.07       281,193
   01/01/2008 to 12/31/2008...........    $20.07       $11.00        59,698
   01/01/2009 to 12/31/2009...........    $11.00       $14.24        48,736
   01/01/2010 to 12/31/2010...........    $14.24       $14.30        29,674
   01/01/2011 to 12/31/2011...........    $14.30       $12.75        16,176
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $12.42        27,402
   01/01/2004 to 12/31/2004...........    $12.42       $13.41        35,528
   01/01/2005 to 12/31/2005...........    $13.41       $13.64       162,740
   01/01/2006 to 12/31/2006...........    $13.64       $15.66        82,558
   01/01/2007 to 12/31/2007...........    $15.66       $12.40        73,589
   01/01/2008 to 12/31/2008...........    $12.40       $ 6.00        69,357
   01/01/2009 to 12/31/2009...........    $ 6.00       $ 6.75       136,275
   01/01/2010 to 12/31/2010...........    $ 6.75       $ 7.33       120,152
   01/01/2011 to 12/31/2011...........    $ 7.33       $ 6.18        67,948
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.02        56,392
   01/01/2004 to 12/31/2004...........    $11.02       $11.04       139,890
   01/01/2005 to 12/31/2005...........    $11.04       $11.45       206,359
   01/01/2006 to 12/31/2006...........    $11.45       $11.79       192,150
   01/01/2007 to 12/31/2007...........    $11.79       $12.30       184,483
   01/01/2008 to 12/31/2008...........    $12.30       $ 9.11        92,336
   01/01/2009 to 12/31/2009...........    $ 9.11       $10.66        81,010
   01/01/2010 to 12/31/2010...........    $10.66       $10.72        75,184
   01/01/2011 to 12/31/2011...........    $10.72       $11.56        61,783

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $12.81         4,507
   01/01/2004 to 12/31/2004...........    $12.81       $14.20        14,026
   01/01/2005 to 12/31/2005...........    $14.20       $14.23        93,442
   01/01/2006 to 12/31/2006...........    $14.23       $15.55        26,520
   01/01/2007 to 12/31/2007...........    $15.55       $16.99        99,093
   01/01/2008 to 12/31/2008...........    $16.99       $ 9.90        16,797
   01/01/2009 to 12/31/2009...........    $ 9.90       $12.02        57,678
   01/01/2010 to 12/31/2010...........    $12.02       $14.55        25,519
   01/01/2011 to 12/31/2011...........    $14.55       $13.99        24,580
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $12.67        10,769
   01/01/2004 to 12/31/2004...........    $12.67       $13.33        62,668
   01/01/2005 to 12/31/2005...........    $13.33       $18.50       396,434
   01/01/2006 to 12/31/2006...........    $18.50       $20.06       217,191
   01/01/2007 to 12/31/2007...........    $20.06       $17.66       106,236
   01/01/2008 to 12/31/2008...........    $17.66       $10.22        35,190
   01/01/2009 to 12/31/2009...........    $10.22       $11.04        31,756
   01/01/2010 to 12/31/2010...........    $11.04       $10.10        29,673
   01/01/2011 to 12/31/2011...........    $10.10       $ 8.05        26,372
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37         6,286
   01/01/2005 to 12/31/2005...........    $10.37       $10.24       125,451
   01/01/2006 to 12/31/2006...........    $10.24       $10.93       121,324
   01/01/2007 to 12/31/2007...........    $10.93       $11.44       253,140
   01/01/2008 to 12/31/2008...........    $11.44       $ 7.22        72,487
   01/01/2009 to 12/31/2009...........    $ 7.22       $ 9.16        90,675
   01/01/2010 to 12/31/2010...........    $ 9.16       $10.15        75,262
   01/01/2011 to 12/31/2011...........    $10.15       $10.24        65,725
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36         1,123
   01/01/2005 to 12/31/2005...........    $10.36       $10.45       268,719
   01/01/2006 to 12/31/2006...........    $10.45       $12.13       332,801
   01/01/2007 to 12/31/2007...........    $12.13       $11.89       153,596
   01/01/2008 to 12/31/2008...........    $11.89       $ 6.92        65,198
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.09        87,465
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 8.94        63,646
   01/01/2011 to 12/31/2011...........    $ 8.94       $ 8.64       105,107

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   01/01/2002 to 12/31/2002...........        --       $ 9.81         1,583
   01/01/2003 to 12/31/2003...........    $ 9.81       $12.28        47,141
   01/01/2004 to 12/31/2004...........    $12.28       $13.35       163,302
   01/01/2005 to 12/31/2005...........    $13.35       $14.53       263,503
   01/01/2006 to 12/31/2006...........    $14.53       $14.78       271,992
   01/01/2007 to 12/31/2007...........    $14.78       $16.16       155,791
   01/01/2008 to 12/31/2008...........    $16.16       $ 9.68        37,211
   01/01/2009 to 12/31/2009...........    $ 9.68       $13.10        57,593
   01/01/2010 to 12/31/2010...........    $13.10       $16.46       125,676
   01/01/2011 to 12/31/2011...........    $16.46       $15.64        66,754
PROFUND VP MID-CAP VALUE
   01/01/2002 to 12/31/2002...........        --       $10.06         4,799
   01/01/2003 to 12/31/2003...........    $10.06       $13.36        99,189
   01/01/2004 to 12/31/2004...........    $13.36       $15.16       304,648
   01/01/2005 to 12/31/2005...........    $15.16       $16.15       247,385
   01/01/2006 to 12/31/2006...........    $16.15       $17.75       498,445
   01/01/2007 to 12/31/2007...........    $17.75       $17.53       188,252
   01/01/2008 to 12/31/2008...........    $17.53       $10.93        39,702
   01/01/2009 to 12/31/2009...........    $10.93       $13.99        68,599
   01/01/2010 to 12/31/2010...........    $13.99       $16.49        62,640
   01/01/2011 to 12/31/2011...........    $16.49       $15.51        56,083
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $13.44        34,480
   01/01/2004 to 12/31/2004...........    $13.44       $14.27       225,055
   01/01/2005 to 12/31/2005...........    $14.27       $13.99       235,353
   01/01/2006 to 12/31/2006...........    $13.99       $14.43       177,301
   01/01/2007 to 12/31/2007...........    $14.43       $16.61       275,479
   01/01/2008 to 12/31/2008...........    $16.61       $ 9.35        70,464
   01/01/2009 to 12/31/2009...........    $ 9.35       $13.91        56,305
   01/01/2010 to 12/31/2010...........    $13.91       $16.09        44,490
   01/01/2011 to 12/31/2011...........    $16.09       $15.97        58,595
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.10        25,623
   01/01/2004 to 12/31/2004...........    $12.10       $15.32       174,913
   01/01/2005 to 12/31/2005...........    $15.32       $19.68       268,965
   01/01/2006 to 12/31/2006...........    $19.68       $23.23       378,931
   01/01/2007 to 12/31/2007...........    $23.23       $30.11       465,621
   01/01/2008 to 12/31/2008...........    $30.11       $18.58       104,141
   01/01/2009 to 12/31/2009...........    $18.58       $20.99       129,604
   01/01/2010 to 12/31/2010...........    $20.99       $24.19       129,411
   01/01/2011 to 12/31/2011...........    $24.19       $24.20        91,966
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 9.94         6,346
   01/01/2004 to 12/31/2004...........    $ 9.94       $ 8.83        70,946
   01/01/2005 to 12/31/2005...........    $ 8.83       $ 8.31        38,751
   01/01/2006 to 12/31/2006...........    $ 8.31       $ 9.12       301,226
   01/01/2007 to 12/31/2007...........    $ 9.12       $ 9.13       125,286
   01/01/2008 to 12/31/2008...........    $ 9.13       $ 7.19        59,940
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 8.23        44,723
   01/01/2010 to 12/31/2010...........    $ 8.23       $ 8.09        53,060
   01/01/2011 to 12/31/2011...........    $ 8.09       $ 9.19        61,543

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $15.39        44,664
   01/01/2004 to 12/31/2004...........    $15.39       $13.57       111,588
   01/01/2005 to 12/31/2005...........    $13.57       $16.77       355,677
   01/01/2006 to 12/31/2006...........    $16.77       $17.62       380,819
   01/01/2007 to 12/31/2007...........    $17.62       $21.11       303,297
   01/01/2008 to 12/31/2008...........    $21.11       $14.30       129,395
   01/01/2009 to 12/31/2009...........    $14.30       $18.93       228,627
   01/01/2010 to 12/31/2010...........    $18.93       $24.63       229,454
   01/01/2011 to 12/31/2011...........    $24.63       $19.47       140,220
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $13.29        32,970
   01/01/2004 to 12/31/2004...........    $13.29       $16.54       128,625
   01/01/2005 to 12/31/2005...........    $16.54       $17.28        85,607
   01/01/2006 to 12/31/2006...........    $17.28       $22.40       173,398
   01/01/2007 to 12/31/2007...........    $22.40       $17.62       115,442
   01/01/2008 to 12/31/2008...........    $17.62       $10.13        33,911
   01/01/2009 to 12/31/2009...........    $10.13       $12.67        61,430
   01/01/2010 to 12/31/2010...........    $12.67       $15.46        48,254
   01/01/2011 to 12/31/2011...........    $15.46       $15.85        30,773
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.09        82,598
   01/01/2004 to 12/31/2004...........    $ 9.09       $ 7.93       588,490
   01/01/2005 to 12/31/2005...........    $ 7.93       $ 7.15       558,491
   01/01/2006 to 12/31/2006...........    $ 7.15       $ 7.70       427,215
   01/01/2007 to 12/31/2007...........    $ 7.70       $ 7.14       391,162
   01/01/2008 to 12/31/2008...........    $ 7.14       $ 4.34       189,662
   01/01/2009 to 12/31/2009...........    $ 4.34       $ 5.61       213,459
   01/01/2010 to 12/31/2010...........    $ 5.61       $ 4.61       224,827
   01/01/2011 to 12/31/2011...........    $ 4.61       $ 2.82        97,280
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.40        20,167
   01/01/2004 to 12/31/2004...........    $ 6.40       $ 5.57        65,148
   01/01/2005 to 12/31/2005...........    $ 5.57       $ 5.49       182,361
   01/01/2006 to 12/31/2006...........    $ 5.49       $ 5.30       254,438
   01/01/2007 to 12/31/2007...........    $ 5.30       $ 4.59       184,221
   01/01/2008 to 12/31/2008...........    $ 4.59       $ 6.65        78,761
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 3.86        69,995
   01/01/2010 to 12/31/2010...........    $ 3.86       $ 2.98        55,108
   01/01/2011 to 12/31/2011...........    $ 2.98       $ 2.61        57,620

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.01       210,595
   01/01/2004 to 12/31/2004...........    $13.01       $15.26       285,725
   01/01/2005 to 12/31/2005...........    $15.26       $16.05       343,202
   01/01/2006 to 12/31/2006...........    $16.05       $17.07       211,447
   01/01/2007 to 12/31/2007...........    $17.07       $17.38       132,369
   01/01/2008 to 12/31/2008...........    $17.38       $11.22        55,933
   01/01/2009 to 12/31/2009...........    $11.22       $13.85        71,642
   01/01/2010 to 12/31/2010...........    $13.85       $17.04       101,087
   01/01/2011 to 12/31/2011...........    $17.04       $16.89        65,138
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.37       207,523
   01/01/2004 to 12/31/2004...........    $13.37       $15.71       596,413
   01/01/2005 to 12/31/2005...........    $15.71       $15.99       288,760
   01/01/2006 to 12/31/2006...........    $15.99       $18.38       318,982
   01/01/2007 to 12/31/2007...........    $18.38       $16.68       116,304
   01/01/2008 to 12/31/2008...........    $16.68       $11.31        44,169
   01/01/2009 to 12/31/2009...........    $11.31       $13.33        69,299
   01/01/2010 to 12/31/2010...........    $13.33       $15.92        61,488
   01/01/2011 to 12/31/2011...........    $15.92       $14.94        36,700
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........        --       $10.05        13,783
   01/01/2004 to 12/31/2004...........    $10.05       $11.37        34,691
   01/01/2005 to 12/31/2005...........    $11.37       $10.38        13,916
   01/01/2006 to 12/31/2006...........    $10.38       $13.65       184,638
   01/01/2007 to 12/31/2007...........    $13.65       $14.47       318,002
   01/01/2008 to 12/31/2008...........    $14.47       $ 9.29        15,272
   01/01/2009 to 12/31/2009...........    $ 9.29       $ 9.75        19,670
   01/01/2010 to 12/31/2010...........    $ 9.75       $11.04        54,476
   01/01/2011 to 12/31/2011...........    $11.04       $11.00        22,086
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2002 to 12/31/2002...........        --       $10.19           609
   01/01/2003 to 12/31/2003...........    $10.19       $ 9.72        32,854
   01/01/2004 to 12/31/2004...........    $ 9.72       $10.29       111,072
   01/01/2005 to 12/31/2005...........    $10.29       $10.97       160,143
   01/01/2006 to 12/31/2006...........    $10.97       $10.25       134,100
   01/01/2007 to 12/31/2007...........    $10.25       $11.04       337,042
   01/01/2008 to 12/31/2008...........    $11.04       $16.18       157,366
   01/01/2009 to 12/31/2009...........    $16.18       $10.67        63,216
   01/01/2010 to 12/31/2010...........    $10.67       $11.49        38,912
   01/01/2011 to 12/31/2011...........    $11.49       $16.14        97,903

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.41         88,028
   01/01/2004 to 12/31/2004...........    $16.41       $20.51        150,540
   01/01/2005 to 12/31/2005...........    $20.51       $23.66        248,718
   01/01/2006 to 12/31/2006...........    $23.66       $25.61        250,888
   01/01/2007 to 12/31/2007...........    $25.61       $26.56        375,199
   01/01/2008 to 12/31/2008...........    $26.56       $ 8.45        218,214
   01/01/2009 to 12/31/2009...........    $ 8.45       $13.71        288,399
   01/01/2010 to 12/31/2010...........    $13.71       $20.08        153,212
   01/01/2011 to 12/31/2011...........    $20.08       $16.96         88,999
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $12.60         10,588
   01/01/2004 to 12/31/2004...........    $12.60       $14.92         87,691
   01/01/2005 to 12/31/2005...........    $14.92       $16.51        276,154
   01/01/2006 to 12/31/2006...........    $16.51       $19.26        275,767
   01/01/2007 to 12/31/2007...........    $19.26       $21.82        438,658
   01/01/2008 to 12/31/2008...........    $21.82       $14.80         87,849
   01/01/2009 to 12/31/2009...........    $14.80       $16.04         74,218
   01/01/2010 to 12/31/2010...........    $16.04       $16.63         83,533
   01/01/2011 to 12/31/2011...........    $16.63       $19.12         95,026
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52         23,863
   01/01/2005 to 12/31/2005...........    $10.52       $11.99         52,658
   01/01/2006 to 12/31/2006...........    $11.99       $14.20         73,974
   01/01/2007 to 12/31/2007...........    $14.20       $16.61        107,588
   01/01/2008 to 12/31/2008...........    $16.61       $ 8.08         68,154
   01/01/2009 to 12/31/2009...........    $ 8.08       $10.84         67,287
   01/01/2010 to 12/31/2010...........    $10.84       $12.09         37,928
   01/01/2011 to 12/31/2011...........    $12.09       $10.07         27,818
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.71         72,575
   01/01/2005 to 12/31/2005...........    $10.71       $10.92        134,956
   01/01/2006 to 12/31/2006...........    $10.92       $10.99        112,537
   01/01/2007 to 12/31/2007...........    $10.99       $11.20        146,540
   01/01/2008 to 12/31/2008...........    $11.20       $ 7.90         84,983
   01/01/2009 to 12/31/2009...........    $ 7.90       $ 8.80         89,354
   01/01/2010 to 12/31/2010...........    $ 8.80       $10.27         92,218
   01/01/2011 to 12/31/2011...........    $10.27       $10.91         51,465
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.28        429,320
   01/01/2005 to 12/31/2005...........    $11.28       $11.84      1,216,456
   01/01/2006 to 12/31/2006...........    $11.84       $12.92      1,540,716
   01/01/2007 to 12/31/2007...........    $12.92       $13.84        910,035
   01/01/2008 to 12/31/2008...........    $13.84       $ 7.47        457,580
   01/01/2009 to 12/31/2009...........    $ 7.47       $ 8.26        389,081
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.63        289,263
   01/01/2011 to 12/31/2011...........    $ 9.63       $ 9.27        252,078

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.45        82,728
   01/01/2005 to 12/31/2005...........    $10.45       $ 9.89        69,453
   01/01/2006 to 12/31/2006...........    $ 9.89       $12.16       205,188
   01/01/2007 to 12/31/2007...........    $12.16       $11.97        87,214
   01/01/2008 to 12/31/2008...........    $11.97       $ 8.37        53,091
   01/01/2009 to 12/31/2009...........    $ 8.37       $ 9.34        35,955
   01/01/2010 to 12/31/2010...........    $ 9.34       $10.67        36,780
   01/01/2011 to 12/31/2011...........    $10.67       $11.24        49,214
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.73       187,402
   01/01/2006 to 12/31/2006...........    $ 9.73       $11.24       554,240
   01/01/2007 to 12/31/2007...........    $11.24       $11.12       440,498
   01/01/2008 to 12/31/2008...........    $11.12       $ 6.47       195,044
   01/01/2009 to 12/31/2009...........    $ 6.47       $ 7.23       239,847
   01/01/2010 to 12/31/2010...........    $ 7.23       $ 8.24       186,641
   01/01/2011 to 12/31/2011...........    $ 8.24       $ 8.55       141,312
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2002 to 12/31/2002...........        --       $ 9.90            91
   01/01/2003 to 12/31/2003...........    $ 9.90       $12.23        15,983
   01/01/2004 to 12/31/2004...........    $12.23       $13.29        63,454
   01/01/2005 to 12/31/2005...........    $13.29       $13.70       112,171
   01/01/2006 to 12/31/2006...........    $13.70       $15.90       108,730
   01/01/2007 to 12/31/2007...........    $15.90       $15.99        99,407
   01/01/2008 to 12/31/2008...........    $15.99       $ 9.94        47,157
   01/01/2009 to 12/31/2009...........    $ 9.94       $11.36        38,410
   01/01/2010 to 07/16/2010...........    $11.36       $10.89             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.10       $17.00       114,482
   01/01/2011 to 12/31/2011...........    $17.00       $14.51       121,166
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $10.89       $12.66        66,477
   01/01/2011 to 12/31/2011...........    $12.66       $12.12        78,758
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.91       $18.76        82,347
   01/01/2011 to 12/31/2011...........    $18.76       $17.38        92,812
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.22        97,640
   01/01/2011 to 12/31/2011...........    $12.22       $11.44        47,400


*  Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH LT5 OR WITH ANY ONE OF EBP OR HAV AND GMWB OR HAV AND HD GRO/GRO PLUS 2008 OR EBP AND HD GRO/GRO PLUS 2008 OR HD GRO 60 BPS
                    OR GRO PLUS 2008 60 BPS OR HD5 (2.25%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.52               0
   01/01/2006 to 12/31/2006...........    $10.52       $11.27               0
   01/01/2007 to 12/31/2007...........    $11.27       $11.58               0
   01/01/2008 to 12/31/2008...........    $11.58       $10.80               0
   01/01/2009 to 12/31/2009...........    $10.80       $12.34               0
   01/01/2010 to 12/31/2010...........    $12.34       $14.04               0
   01/01/2011 to 12/31/2011...........    $14.04       $14.10               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       4,054,794
   01/01/2006 to 12/31/2006...........    $10.01       $10.94      60,459,906
   01/01/2007 to 12/31/2007...........    $10.94       $11.68     102,797,613
   01/01/2008 to 12/31/2008...........    $11.68       $ 7.78      75,453,329
   01/01/2009 to 12/31/2009...........    $ 7.78       $ 9.46      74,798,204
   01/01/2010 to 12/31/2010...........    $ 9.46       $10.35      72,644,706
   01/01/2011 to 12/31/2011...........    $10.35       $ 9.85      61,319,650
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.61      15,585,099
   01/01/2007 to 12/31/2007...........    $10.61       $11.35      40,026,136
   01/01/2008 to 12/31/2008...........    $11.35       $ 7.79      28,466,422
   01/01/2009 to 12/31/2009...........    $ 7.79       $ 9.61      28,706,289
   01/01/2010 to 12/31/2010...........    $ 9.61       $10.68      30,055,291
   01/01/2011 to 12/31/2011...........    $10.68       $10.45      25,000,590
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.84          87,326
   01/01/2004 to 12/31/2004...........    $ 5.84       $ 6.19         107,188
   01/01/2005 to 12/02/2005...........    $ 6.19       $ 7.07               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.65         154,955
   01/01/2004 to 12/31/2004...........    $ 8.65       $ 9.31         215,645
   01/01/2005 to 12/02/2005...........    $ 9.31       $10.23               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.22         195,232
   01/01/2004 to 12/31/2004...........    $ 8.22       $ 9.04         372,540
   01/01/2005 to 12/31/2005...........    $ 9.04       $ 9.25         370,561
   01/01/2006 to 12/31/2006...........    $ 9.25       $10.56         335,193
   01/01/2007 to 12/31/2007...........    $10.56       $10.31         319,458
   01/01/2008 to 12/31/2008...........    $10.31       $ 6.58         771,578
   01/01/2009 to 12/31/2009...........    $ 6.58       $ 7.57       1,273,959
   01/01/2010 to 12/31/2010...........    $ 7.57       $ 8.43       1,430,682
   01/01/2011 to 12/31/2011...........    $ 8.43       $ 8.53       1,430,887
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02       1,320,556
   01/01/2006 to 12/31/2006...........    $10.02       $10.83      13,643,567
   01/01/2007 to 12/31/2007...........    $10.83       $11.55      28,754,710
   01/01/2008 to 12/31/2008...........    $11.55       $ 8.05      25,276,368
   01/01/2009 to 12/31/2009...........    $ 8.05       $ 9.70      31,686,971
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.65      36,176,891
   01/01/2011 to 12/31/2011...........    $10.65       $10.28      28,001,755
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.13         780,622
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.28         137,247
   01/01/2004 to 12/31/2004...........    $ 9.28       $10.72         199,601
   01/01/2005 to 12/31/2005...........    $10.72       $11.45         249,862
   01/01/2006 to 12/31/2006...........    $11.45       $13.63         220,823
   01/01/2007 to 12/31/2007...........    $13.63       $13.48         199,588
   01/01/2008 to 12/31/2008...........    $13.48       $ 8.26         357,327
   01/01/2009 to 12/31/2009...........    $ 8.26       $ 9.55         955,597
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.50       2,241,213
   01/01/2011 to 12/31/2011...........    $10.50       $10.21         930,254
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.25       1,472,001
   01/01/2009 to 12/31/2009...........    $11.25       $10.96       1,375,798
   01/01/2010 to 12/31/2010...........    $10.96       $11.71       1,085,813
   01/01/2011 to 12/31/2011...........    $11.71       $12.18       1,057,536

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.34         301,692
   01/01/2010 to 12/31/2010...........    $ 9.34       $10.09       1,956,001
   01/01/2011 to 12/31/2011...........    $10.09       $10.81       5,687,758
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.71       5,765,075
   01/01/2011 to 12/31/2011...........    $10.71       $11.67      16,283,905
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $11.98         794,529
   01/01/2009 to 12/31/2009...........    $11.98       $11.01         648,900
   01/01/2010 to 12/31/2010...........    $11.01       $11.96         380,587
   01/01/2011 to 12/31/2011...........    $11.96       $13.28      18,091,824
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.05         945,503
   01/01/2009 to 12/31/2009...........    $12.05       $10.87         975,406
   01/01/2010 to 12/31/2010...........    $10.87       $11.84         825,635
   01/01/2011 to 12/31/2011...........    $11.84       $13.42         493,191
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.75          23,608
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 9.56       1,680,903
   01/01/2011 to 12/31/2011...........    $ 9.56       $11.10         404,480
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.96       1,406,400
   01/01/2011 to 12/31/2011...........    $10.96       $12.89      16,469,682
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.97       6,285,340
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       5,254,502
   01/01/2006 to 12/31/2006...........    $10.00       $11.11      85,438,169
   01/01/2007 to 12/31/2007...........    $11.11       $11.92     150,334,869
   01/01/2008 to 12/31/2008...........    $11.92       $ 7.58     101,095,109
   01/01/2009 to 12/31/2009...........    $ 7.58       $ 9.29     102,077,908
   01/01/2010 to 12/31/2010...........    $ 9.29       $10.29     101,267,042
   01/01/2011 to 12/31/2011...........    $10.29       $ 9.82      83,369,592
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50         334,109
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.28       1,661,195
   01/01/2009 to 12/31/2009...........    $ 7.28       $ 9.03       3,018,362
   01/01/2010 to 12/31/2010...........    $ 9.03       $10.09       4,112,813
   01/01/2011 to 12/31/2011...........    $10.09       $ 9.63       3,677,069

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03        205,441
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.10      2,073,853
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.57      3,975,651
   01/01/2010 to 12/31/2010...........    $ 8.57       $ 9.37      5,406,914
   01/01/2011 to 12/31/2011...........    $ 9.37       $ 9.00      4,727,624
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.47          8,884
   01/01/2004 to 12/31/2004...........    $10.47       $14.12         68,406
   01/01/2005 to 12/31/2005...........    $14.12       $15.85         81,009
   01/01/2006 to 12/31/2006...........    $15.85       $21.18         81,551
   01/01/2007 to 12/31/2007...........    $21.18       $16.57         76,243
   01/01/2008 to 12/31/2008...........    $16.57       $10.52        126,275
   01/01/2009 to 12/31/2009...........    $10.52       $13.57        335,750
   01/01/2010 to 12/31/2010...........    $13.57       $17.07        391,589
   01/01/2011 to 12/31/2011...........    $17.07       $17.79        219,652
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.70         22,847
   01/01/2004 to 12/31/2004...........    $10.70       $12.78         63,057
   01/01/2005 to 12/31/2005...........    $12.78       $12.64         85,476
   01/01/2006 to 12/31/2006...........    $12.64       $14.82         71,575
   01/01/2007 to 12/31/2007...........    $14.82       $11.91         63,523
   01/01/2008 to 07/18/2008...........    $11.91       $10.88              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.06         79,226
   01/01/2004 to 12/31/2004...........    $ 8.06       $ 9.70        324,340
   01/01/2005 to 12/31/2005...........    $ 9.70       $10.38      5,867,757
   01/01/2006 to 12/31/2006...........    $10.38       $11.45      4,568,992
   01/01/2007 to 12/31/2007...........    $11.45       $12.45      4,176,512
   01/01/2008 to 12/31/2008...........    $12.45       $ 6.80      4,202,964
   01/01/2009 to 12/31/2009...........    $ 6.80       $ 8.82      3,992,101
   01/01/2010 to 12/31/2010...........    $ 8.82       $11.43      4,161,419
   01/01/2011 to 12/31/2011...........    $11.43       $ 9.71      3,304,315
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99        275,326
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.11      1,382,568
   01/01/2009 to 12/31/2009...........    $ 7.11       $ 8.43      2,259,311
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.33      2,753,772
   01/01/2011 to 12/31/2011...........    $ 9.33       $ 8.90      2,749,169

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.53      14,453,011
   01/01/2007 to 12/31/2007...........    $10.53       $11.17      39,197,527
   01/01/2008 to 12/31/2008...........    $11.17       $ 7.15      23,823,391
   01/01/2009 to 12/31/2009...........    $ 7.15       $ 8.66      25,641,694
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.68      27,635,371
   01/01/2011 to 12/31/2011...........    $ 9.68       $ 9.32      23,184,216
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.43      16,318,465
   01/01/2007 to 12/31/2007...........    $10.43       $11.36      47,156,856
   01/01/2008 to 12/31/2008...........    $11.36       $ 6.58      31,425,844
   01/01/2009 to 12/31/2009...........    $ 6.58       $ 8.11      33,343,551
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 9.43      36,130,309
   01/01/2011 to 12/31/2011...........    $ 9.43       $ 8.65      29,569,330
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.45         439,198
   01/01/2009 to 11/13/2009...........    $ 7.45       $ 8.29               0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.10           8,921
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.05          70,669
   01/01/2010 to 12/31/2010...........    $ 8.05       $ 9.46         218,068
   01/01/2011 to 12/31/2011...........    $ 9.46       $ 8.78          99,905
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 4.40         395,905
   01/01/2004 to 12/31/2004...........    $ 4.40       $ 4.46         541,661
   01/01/2005 to 12/31/2005...........    $ 4.46       $ 4.51         598,058
   01/01/2006 to 12/31/2006...........    $ 4.51       $ 4.85         542,823
   01/01/2007 to 12/31/2007...........    $ 4.85       $ 5.40         556,773
   01/01/2008 to 12/31/2008...........    $ 5.40       $ 3.15         517,467
   01/01/2009 to 12/31/2009...........    $ 3.15       $ 4.60       1,703,399
   01/01/2010 to 12/31/2010...........    $ 4.60       $ 4.96       1,214,669
   01/01/2011 to 12/31/2011...........    $ 4.96       $ 4.66         690,992
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.88         976,756
   01/01/2004 to 12/31/2004...........    $ 9.88       $10.72       1,731,512
   01/01/2005 to 12/31/2005...........    $10.72       $10.98      26,378,598
   01/01/2006 to 12/31/2006...........    $10.98       $12.59      17,583,959
   01/01/2007 to 12/31/2007...........    $12.59       $12.93      15,042,519
   01/01/2008 to 12/31/2008...........    $12.93       $ 7.50      14,888,690
   01/01/2009 to 12/31/2009...........    $ 7.50       $ 8.74      14,472,445
   01/01/2010 to 12/31/2010...........    $ 8.74       $ 9.64      13,447,482
   01/01/2011 to 12/31/2011...........    $ 9.64       $ 8.90      11,688,804

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 3.73        175,708
   01/01/2004 to 12/31/2004...........    $ 3.73       $ 4.24        457,010
   01/01/2005 to 12/31/2005...........    $ 4.24       $ 4.34      8,890,704
   01/01/2006 to 12/31/2006...........    $ 4.34       $ 4.51      6,444,166
   01/01/2007 to 12/31/2007...........    $ 4.51       $ 5.26      4,795,707
   01/01/2008 to 12/31/2008...........    $ 5.26       $ 3.05      4,668,204
   01/01/2009 to 12/31/2009...........    $ 3.05       $ 4.68      4,863,161
   01/01/2010 to 12/31/2010...........    $ 4.68       $ 5.48      5,034,524
   01/01/2011 to 12/31/2011...........    $ 5.48       $ 5.19      3,140,160
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.67         73,852
   01/01/2004 to 12/31/2004...........    $16.67       $19.58         61,521
   01/01/2005 to 12/31/2005...........    $19.58       $20.09         59,682
   01/01/2006 to 12/31/2006...........    $20.09       $23.03         50,895
   01/01/2007 to 12/31/2007...........    $23.03       $21.35         51,526
   01/01/2008 to 12/31/2008...........    $21.35       $15.31        108,308
   01/01/2009 to 12/31/2009...........    $15.31       $18.99        152,310
   01/01/2010 to 12/31/2010...........    $18.99       $23.53        278,005
   01/01/2011 to 12/31/2011...........    $23.53       $23.30        145,006
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.60        346,126
   01/01/2004 to 12/31/2004...........    $10.60       $11.51        545,726
   01/01/2005 to 12/31/2005...........    $11.51       $11.37        610,956
   01/01/2006 to 12/31/2006...........    $11.37       $12.27        534,766
   01/01/2007 to 12/31/2007...........    $12.27       $12.29        381,166
   01/01/2008 to 12/31/2008...........    $12.29       $ 8.94        319,199
   01/01/2009 to 12/31/2009...........    $ 8.94       $11.85        795,835
   01/01/2010 to 12/31/2010...........    $11.85       $13.15      1,105,972
   01/01/2011 to 12/31/2011...........    $13.15       $13.26        726,173
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18        156,130
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.90      1,187,111
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.54      2,955,116
   01/01/2010 to 12/31/2010...........    $ 8.54       $ 9.50      4,214,114
   01/01/2011 to 12/31/2011...........    $ 9.50       $ 9.23      4,056,199
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         89,776
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.53      1,501,593
   01/01/2009 to 12/31/2009...........    $ 7.53       $ 9.08      4,079,583
   01/01/2010 to 12/31/2010...........    $ 9.08       $ 9.91      4,803,274
   01/01/2011 to 12/31/2011...........    $ 9.91       $ 9.63      3,645,383

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.86          29,434
   01/01/2004 to 12/31/2004...........    $13.86       $15.74         545,075
   01/01/2005 to 12/31/2005...........    $15.74       $17.93       8,655,832
   01/01/2006 to 12/31/2006...........    $17.93       $21.20       6,192,845
   01/01/2007 to 12/31/2007...........    $21.20       $24.67       5,332,206
   01/01/2008 to 12/31/2008...........    $24.67       $12.00       5,724,854
   01/01/2009 to 12/31/2009...........    $12.00       $15.87       5,162,536
   01/01/2010 to 12/31/2010...........    $15.87       $17.76       5,317,631
   01/01/2011 to 12/31/2011...........    $17.76       $15.12       4,477,136
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.65          72,406
   01/01/2004 to 12/31/2004...........    $ 5.65       $ 6.69         122,795
   01/01/2005 to 12/31/2005...........    $ 6.69       $ 7.43         487,950
   01/01/2006 to 12/31/2006...........    $ 7.43       $ 9.26       1,708,815
   01/01/2007 to 12/31/2007...........    $ 9.26       $10.66       3,014,173
   01/01/2008 to 12/31/2008...........    $10.66       $ 5.84       2,755,958
   01/01/2009 to 12/31/2009...........    $ 5.84       $ 7.44       2,910,615
   01/01/2010 to 12/31/2010...........    $ 7.44       $ 8.08       2,881,182
   01/01/2011 to 12/31/2011...........    $ 8.08       $ 6.91       2,224,758
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.91       1,214,623
   01/01/2009 to 12/31/2009...........    $10.91       $11.86         315,474
   01/01/2010 to 12/31/2010...........    $11.86       $12.85         158,509
   01/01/2011 to 12/31/2011...........    $12.85       $14.13       1,389,924
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.40         303,295
   01/01/2004 to 12/31/2004...........    $ 8.40       $ 9.12         290,887
   01/01/2005 to 12/31/2005...........    $ 9.12       $ 9.53         269,712
   01/01/2006 to 12/31/2006...........    $ 9.53       $10.35         256,302
   01/01/2007 to 12/31/2007...........    $10.35       $10.32       9,818,698
   01/01/2008 to 12/31/2008...........    $10.32       $ 8.31      17,909,520
   01/01/2009 to 12/31/2009...........    $ 8.31       $ 9.91      16,862,953
   01/01/2010 to 12/31/2010...........    $ 9.91       $10.39      14,390,403
   01/01/2011 to 12/31/2011...........    $10.39       $10.18      11,488,876
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28           2,718
   01/01/2010 to 12/31/2010...........    $10.28       $11.19          66,303
   01/01/2011 to 12/31/2011...........    $11.19       $11.01          59,147
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29           1,947
   01/01/2010 to 12/31/2010...........    $10.29       $11.44          69,387
   01/01/2011 to 12/31/2011...........    $11.44       $10.53         160,188

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.87         400,112
   01/01/2004 to 12/31/2004...........    $ 6.87       $ 7.86         428,765
   01/01/2005 to 12/31/2005...........    $ 7.86       $ 8.54       1,664,850
   01/01/2006 to 12/31/2006...........    $ 8.54       $10.25       1,135,516
   01/01/2007 to 12/31/2007...........    $10.25       $10.96         961,429
   01/01/2008 to 12/31/2008...........    $10.96       $ 6.28         975,043
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 8.34       1,395,597
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 8.74       1,243,521
   01/01/2011 to 12/31/2011...........    $ 8.74       $ 7.76         828,367
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.66         347,275
   01/01/2004 to 12/31/2004...........    $ 8.66       $ 9.78         419,818
   01/01/2005 to 12/31/2005...........    $ 9.78       $10.17       1,212,693
   01/01/2006 to 12/31/2006...........    $10.17       $11.78       3,666,066
   01/01/2007 to 12/31/2007...........    $11.78       $11.17       6,338,741
   01/01/2008 to 12/31/2008...........    $11.17       $ 6.39       6,057,693
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 7.46       5,641,907
   01/01/2010 to 12/31/2010...........    $ 7.46       $ 8.25       5,357,208
   01/01/2011 to 12/31/2011...........    $ 8.25       $ 7.73       4,506,463
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.60         423,485
   01/01/2004 to 12/31/2004...........    $11.60       $12.18         732,155
   01/01/2005 to 12/31/2005...........    $12.18       $12.04       6,285,213
   01/01/2006 to 12/31/2006...........    $12.04       $12.92       4,627,555
   01/01/2007 to 12/31/2007...........    $12.92       $13.40       3,882,503
   01/01/2008 to 12/31/2008...........    $13.40       $10.05       3,023,716
   01/01/2009 to 12/31/2009...........    $10.05       $13.23       2,831,230
   01/01/2010 to 12/31/2010...........    $13.23       $14.66       2,484,757
   01/01/2011 to 12/31/2011...........    $14.66       $15.79       2,014,193
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.16         925,591
   01/01/2004 to 12/31/2004...........    $ 8.16       $ 9.22       2,016,277
   01/01/2005 to 12/31/2005...........    $ 9.22       $ 9.63      29,347,495
   01/01/2006 to 12/31/2006...........    $ 9.63       $10.10      24,648,331
   01/01/2007 to 12/31/2007...........    $10.10       $11.35      22,896,973
   01/01/2008 to 12/31/2008...........    $11.35       $ 6.25      21,934,912
   01/01/2009 to 12/31/2009...........    $ 6.25       $ 7.92      19,929,998
   01/01/2010 to 12/31/2010...........    $ 7.92       $ 9.28      19,072,610
   01/01/2011 to 12/31/2011...........    $ 9.28       $ 8.99      15,345,638

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.06        308,725
   01/01/2004 to 12/31/2004...........    $ 9.06       $10.48        273,401
   01/01/2005 to 12/31/2005...........    $10.48       $11.02        282,357
   01/01/2006 to 12/31/2006...........    $11.02       $13.39        250,746
   01/01/2007 to 12/31/2007...........    $13.39       $14.32        214,421
   01/01/2008 to 12/31/2008...........    $14.32       $ 9.24        207,928
   01/01/2009 to 12/31/2009...........    $ 9.24       $11.88        567,835
   01/01/2010 to 12/31/2010...........    $11.88       $13.01        483,477
   01/01/2011 to 12/31/2011...........    $13.01       $12.32        303,934
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.21        262,995
   01/01/2004 to 12/31/2004...........    $ 6.21       $ 6.72        387,463
   01/01/2005 to 12/31/2005...........    $ 6.72       $ 6.98      3,719,318
   01/01/2006 to 12/31/2006...........    $ 6.98       $ 7.48      2,366,611
   01/01/2007 to 12/31/2007...........    $ 7.48       $ 8.42      1,924,706
   01/01/2008 to 12/31/2008...........    $ 8.42       $ 5.24      2,384,441
   01/01/2009 to 12/31/2009...........    $ 5.24       $ 6.37      2,663,189
   01/01/2010 to 12/31/2010...........    $ 6.37       $ 7.02      2,436,368
   01/01/2011 to 12/31/2011...........    $ 7.02       $ 6.82      2,244,120
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.89        166,080
   01/01/2004 to 12/31/2004...........    $ 9.89       $11.15        194,765
   01/01/2005 to 12/31/2005...........    $11.15       $11.49        187,692
   01/01/2006 to 12/31/2006...........    $11.49       $12.83        147,486
   01/01/2007 to 12/31/2007...........    $12.83       $12.88        179,218
   01/01/2008 to 12/31/2008...........    $12.88       $ 7.79        332,297
   01/01/2009 to 12/31/2009...........    $ 7.79       $10.58        511,219
   01/01/2010 to 12/31/2010...........    $10.58       $12.78      1,099,827
   01/01/2011 to 12/31/2011...........    $12.78       $12.06        585,815
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.13         35,505
   01/01/2004 to 12/31/2004...........    $10.13       $ 9.98        234,402
   01/01/2005 to 12/31/2005...........    $ 9.98       $10.03      1,333,707
   01/01/2006 to 12/31/2006...........    $10.03       $10.25      1,115,761
   01/01/2007 to 12/31/2007...........    $10.25       $10.51      1,044,258
   01/01/2008 to 12/31/2008...........    $10.51       $10.53      2,377,836
   01/01/2009 to 12/31/2009...........    $10.53       $10.32      3,829,439
   01/01/2010 to 12/31/2010...........    $10.32       $10.09      3,509,980
   01/01/2011 to 12/31/2011...........    $10.09       $ 9.86      2,513,603
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.32        370,965
   01/01/2004 to 12/31/2004...........    $13.32       $15.99        537,445
   01/01/2005 to 12/31/2005...........    $15.99       $17.52      3,716,512
   01/01/2006 to 12/31/2006...........    $17.52       $18.96      2,666,820
   01/01/2007 to 12/31/2007...........    $18.96       $19.12      2,274,821
   01/01/2008 to 12/31/2008...........    $19.12       $10.79      2,188,696
   01/01/2009 to 12/31/2009...........    $10.79       $14.84      2,033,956
   01/01/2010 to 12/31/2010...........    $14.84       $17.90      1,807,620
   01/01/2011 to 12/31/2011...........    $17.90       $17.07      1,391,570

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06           4,165
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.01         294,816
   01/01/2004 to 12/31/2004...........    $ 6.01       $ 6.81         369,234
   01/01/2005 to 12/31/2005...........    $ 6.81       $ 7.56         472,929
   01/01/2006 to 12/31/2006...........    $ 7.56       $ 8.43         437,466
   01/01/2007 to 12/31/2007...........    $ 8.43       $10.07         494,768
   01/01/2008 to 12/31/2008...........    $10.07       $ 5.59         501,805
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 7.09         649,456
   01/01/2010 to 12/31/2010...........    $ 7.09       $ 8.92         978,075
   01/01/2011 to 12/31/2011...........    $ 8.92       $ 8.87         702,733
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.61         131,605
   01/01/2004 to 12/31/2004...........    $ 6.61       $ 7.07         129,475
   01/01/2005 to 12/31/2005...........    $ 7.07       $ 6.94         127,711
   01/01/2006 to 12/31/2006...........    $ 6.94       $ 7.31         126,380
   01/01/2007 to 12/31/2007...........    $ 7.31       $ 8.48         100,594
   01/01/2008 to 12/31/2008...........    $ 8.48       $ 4.76         121,677
   01/01/2009 to 12/31/2009...........    $ 4.76       $ 5.71         232,172
   01/01/2010 to 12/31/2010...........    $ 5.71       $ 6.71         304,468
   01/01/2011 to 04/29/2011...........    $ 6.71       $ 7.51               0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56          14,499
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.05         557,293
   01/01/2010 to 12/31/2010...........    $ 9.05       $10.81       1,043,494
   01/01/2011 to 12/31/2011...........    $10.81       $ 8.43         371,919
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.65         329,629
   01/01/2004 to 12/31/2004...........    $11.65       $11.62       1,143,298
   01/01/2005 to 12/31/2005...........    $11.62       $11.54      14,980,147
   01/01/2006 to 12/31/2006...........    $11.54       $11.72      12,397,970
   01/01/2007 to 12/31/2007...........    $11.72       $12.23      11,467,693
   01/01/2008 to 12/31/2008...........    $12.23       $12.09       6,660,709
   01/01/2009 to 12/31/2009...........    $12.09       $13.02       7,445,388
   01/01/2010 to 12/31/2010...........    $13.02       $13.23       7,123,302
   01/01/2011 to 12/31/2011...........    $13.23       $13.22       5,625,465

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.76       1,558,557
   01/01/2004 to 12/31/2004...........    $12.76       $13.09       2,344,332
   01/01/2005 to 12/31/2005...........    $13.09       $13.11       5,088,435
   01/01/2006 to 12/31/2006...........    $13.11       $13.30       8,896,833
   01/01/2007 to 12/31/2007...........    $13.30       $14.08      11,765,641
   01/01/2008 to 12/31/2008...........    $14.08       $13.45       6,994,579
   01/01/2009 to 12/31/2009...........    $13.45       $15.32      10,035,432
   01/01/2010 to 12/31/2010...........    $15.32       $16.13      11,515,430
   01/01/2011 to 12/31/2011...........    $16.13       $16.27       8,611,634
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         318,272
   01/01/2006 to 12/31/2006...........    $10.03       $10.59       7,378,914
   01/01/2007 to 12/31/2007...........    $10.59       $11.25      15,878,486
   01/01/2008 to 12/31/2008...........    $11.25       $ 8.85      31,839,577
   01/01/2009 to 12/31/2009...........    $ 8.85       $10.39      39,603,313
   01/01/2010 to 12/31/2010...........    $10.39       $11.23      43,592,221
   01/01/2011 to 12/31/2011...........    $11.23       $11.09      40,512,789
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06         354,554
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 7.98         293,662
   01/01/2004 to 12/31/2004...........    $ 7.98       $ 8.58         343,296
   01/01/2005 to 12/31/2005...........    $ 8.58       $ 8.69         567,062
   01/01/2006 to 12/31/2006...........    $ 8.69       $ 9.56         479,261
   01/01/2007 to 12/31/2007...........    $ 9.56       $ 9.54         444,324
   01/01/2008 to 12/31/2008...........    $ 9.54       $ 5.71         424,286
   01/01/2009 to 12/31/2009...........    $ 5.71       $ 6.80         393,269
   01/01/2010 to 12/31/2010...........    $ 6.80       $ 7.65         483,015
   01/01/2011 to 12/31/2011...........    $ 7.65       $ 7.74         442,995
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.86          29,403
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.46         196,909
   01/01/2004 to 12/31/2004...........    $ 9.46       $10.08         218,686
   01/01/2005 to 12/31/2005...........    $10.08       $10.30         210,895
   01/01/2006 to 12/31/2006...........    $10.30       $11.05         192,538
   01/01/2007 to 12/31/2007...........    $11.05       $11.76       1,815,549
   01/01/2008 to 12/31/2008...........    $11.76       $ 8.02       2,188,363
   01/01/2009 to 12/31/2009...........    $ 8.02       $ 9.99       8,000,192
   01/01/2010 to 12/31/2010...........    $ 9.99       $10.92      13,274,208
   01/01/2011 to 12/31/2011...........    $10.92       $10.32       9,628,538

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.82          64,850
   01/01/2004 to 12/31/2004...........    $16.82       $15.30          67,370
   01/01/2005 to 12/31/2005...........    $15.30       $15.18         148,853
   01/01/2006 to 12/31/2006...........    $15.18       $16.71         457,905
   01/01/2007 to 12/31/2007...........    $16.71       $17.50         771,440
   01/01/2008 to 12/31/2008...........    $17.50       $11.12         634,820
   01/01/2009 to 12/31/2009...........    $11.12       $14.55         668,952
   01/01/2010 to 12/31/2010...........    $14.55       $19.41         917,014
   01/01/2011 to 12/31/2011...........    $19.41       $18.79         589,865
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.95         275,971
   01/01/2004 to 12/31/2004...........    $13.95       $15.87         465,784
   01/01/2005 to 12/31/2005...........    $15.87       $16.55       4,687,840
   01/01/2006 to 12/31/2006...........    $16.55       $19.42       3,672,632
   01/01/2007 to 12/31/2007...........    $19.42       $17.91       4,000,366
   01/01/2008 to 12/31/2008...........    $17.91       $12.31       3,408,854
   01/01/2009 to 12/31/2009...........    $12.31       $15.28       3,254,555
   01/01/2010 to 12/31/2010...........    $15.28       $18.82       3,434,943
   01/01/2011 to 12/31/2011...........    $18.82       $17.29       2,484,653
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.48           2,741
   01/01/2004 to 12/31/2004...........    $10.48       $11.38          39,231
   01/01/2005 to 12/31/2005...........    $11.38       $11.65          52,235
   01/01/2006 to 12/31/2006...........    $11.65       $12.81         985,266
   01/01/2007 to 12/31/2007...........    $12.81       $13.31      14,732,752
   01/01/2008 to 12/31/2008...........    $13.31       $ 9.64       9,944,782
   01/01/2009 to 12/31/2009...........    $ 9.64       $11.69      11,957,974
   01/01/2010 to 12/31/2010...........    $11.69       $12.75      13,631,064
   01/01/2011 to 12/31/2011...........    $12.75       $12.71      12,152,747
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.62         216,416
   01/01/2004 to 12/31/2004...........    $10.62       $11.83         303,689
   01/01/2005 to 12/31/2005...........    $11.83       $12.20         869,597
   01/01/2006 to 12/31/2006...........    $12.20       $14.47       2,885,427
   01/01/2007 to 12/31/2007...........    $14.47       $13.64       4,758,283
   01/01/2008 to 12/31/2008...........    $13.64       $ 7.75       4,124,590
   01/01/2009 to 12/31/2009...........    $ 7.75       $ 9.38       3,819,071
   01/01/2010 to 12/31/2010...........    $ 9.38       $10.38       3,742,939
   01/01/2011 to 12/31/2011...........    $10.38       $ 9.98       3,116,748
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.23         148,319
   01/01/2004 to 12/31/2004...........    $13.23       $14.05         191,816
   01/01/2005 to 12/31/2005...........    $14.05       $13.12       5,107,689
   01/01/2006 to 12/31/2006...........    $13.12       $13.63       3,724,317
   01/01/2007 to 12/31/2007...........    $13.63       $14.61       3,017,953
   01/01/2008 to 12/31/2008...........    $14.61       $13.93       1,722,092
   01/01/2009 to 12/31/2009...........    $13.93       $15.27       2,184,589
   01/01/2010 to 12/31/2010...........    $15.27       $15.78       2,318,146
   01/01/2011 to 12/31/2011...........    $15.78       $16.06       1,633,647

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.72        267,109
   01/01/2004 to 12/31/2004...........    $ 5.72       $ 5.91        307,367
   01/01/2005 to 12/31/2005...........    $ 5.91       $ 6.73        309,013
   01/01/2006 to 12/31/2006...........    $ 6.73       $ 6.95      5,456,600
   01/01/2007 to 12/31/2007...........    $ 6.95       $ 7.35      9,896,516
   01/01/2008 to 12/31/2008...........    $ 7.35       $ 4.27      9,138,560
   01/01/2009 to 12/31/2009...........    $ 4.27       $ 6.40      9,157,180
   01/01/2010 to 12/31/2010...........    $ 6.40       $ 7.24      8,869,616
   01/01/2011 to 12/31/2011...........    $ 7.24       $ 6.96      6,383,742
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.23          6,747
   01/01/2004 to 12/31/2004...........    $11.23       $14.40         41,428
   01/01/2005 to 12/31/2005...........    $14.40       $18.50         68,831
   01/01/2006 to 12/31/2006...........    $18.50       $20.96         69,991
   01/01/2007 to 12/31/2007...........    $20.96       $28.78         88,424
   01/01/2008 to 12/31/2008...........    $28.78       $14.07         82,096
   01/01/2009 to 12/31/2009...........    $14.07       $20.54        479,835
   01/01/2010 to 12/31/2010...........    $20.54       $24.18        624,332
   01/01/2011 to 12/31/2011...........    $24.18       $20.11        353,699
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99          1,583
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.30         87,538
   01/01/2007 to 12/31/2007...........    $11.30       $12.10         77,715
   01/01/2008 to 12/31/2008...........    $12.10       $ 6.82        112,381
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.56      1,598,005
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.60      1,997,421
   01/01/2011 to 12/31/2011...........    $ 9.60       $ 9.06      1,672,695
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97        993,285
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.24      3,325,125
   01/01/2009 to 12/31/2009...........    $ 9.24       $10.08      3,504,626
   01/01/2010 to 12/31/2010...........    $10.08       $10.62      5,328,912
   01/01/2011 to 12/31/2011...........    $10.62       $11.01      3,326,989
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.39         62,076
   01/01/2006 to 12/31/2006...........    $11.39       $12.36         32,852
   01/01/2007 to 12/31/2007...........    $12.36       $13.42         27,357
   01/01/2008 to 12/31/2008...........    $13.42       $ 7.72         19,329
   01/01/2009 to 12/31/2009...........    $ 7.72       $10.55         18,055
   01/01/2010 to 07/16/2010...........    $10.55       $10.30              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.64         81,555
   01/01/2004 to 12/31/2004...........    $10.64       $12.40         83,727
   01/01/2005 to 12/31/2005...........    $12.40       $14.06         86,193
   01/01/2006 to 12/31/2006...........    $14.06       $16.92         74,041
   01/01/2007 to 12/31/2007...........    $16.92       $19.02         66,328
   01/01/2008 to 12/31/2008...........    $19.02       $10.88         68,654
   01/01/2009 to 12/31/2009...........    $10.88       $12.33         94,271
   01/01/2010 to 07/16/2010...........    $12.33       $11.68              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $ 8.97         19,658
   01/01/2004 to 12/31/2004...........    $ 8.97       $ 9.40         84,876
   01/01/2005 to 12/31/2005...........    $ 9.40       $ 9.54         62,448
   01/01/2006 to 12/31/2006...........    $ 9.54       $ 9.88         40,425
   01/01/2007 to 12/31/2007...........    $ 9.88       $10.82         27,192
   01/01/2008 to 12/31/2008...........    $10.82       $ 7.70         24,749
   01/01/2009 to 12/31/2009...........    $ 7.70       $10.83         50,099
   01/01/2010 to 07/16/2010...........    $10.83       $10.09              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.08         10,685
   01/01/2009 to 12/31/2009...........    $ 6.08       $ 7.66         69,420
   01/01/2010 to 12/31/2010...........    $ 7.66       $ 8.90         69,413
   01/01/2011 to 12/31/2011...........    $ 8.90       $ 7.75         21,359
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.62      1,777,633
   01/01/2009 to 12/31/2009...........    $ 6.62       $ 8.41      4,989,742
   01/01/2010 to 12/31/2010...........    $ 8.41       $ 9.06      8,310,248
   01/01/2011 to 12/31/2011...........    $ 9.06       $ 8.71      5,866,214
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.80          6,777
   01/01/2005 to 12/31/2005...........    $11.80       $12.71         17,500
   01/01/2006 to 12/31/2006...........    $12.71       $17.20         45,884
   01/01/2007 to 12/31/2007...........    $17.20       $19.05         57,536
   01/01/2008 to 12/31/2008...........    $19.05       $10.66         37,037
   01/01/2009 to 12/31/2009...........    $10.66       $14.69         91,281
   01/01/2010 to 12/31/2010...........    $14.69       $15.76         65,815
   01/01/2011 to 12/31/2011...........    $15.76       $14.25         31,729
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.14         17,087

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.08        26,832
INVESCO V.I. DYNAMICS FUND
   01/01/2004 to 12/31/2004...........        --       $11.67         1,825
   01/01/2005 to 12/31/2005...........    $11.67       $12.63         5,547
   01/01/2006 to 12/31/2006...........    $12.63       $14.34         7,221
   01/01/2007 to 12/31/2007...........    $14.34       $15.72        31,271
   01/01/2008 to 12/31/2008...........    $15.72       $ 7.98        18,138
   01/01/2009 to 12/31/2009...........    $ 7.98       $11.11        78,524
   01/01/2010 to 12/31/2010...........    $11.11       $13.44       116,965
   01/01/2011 to 04/29/2011...........    $13.44       $14.94             0
INVESCO V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $10.46         1,378
   01/01/2004 to 12/31/2004...........    $10.46       $11.11        15,566
   01/01/2005 to 12/31/2005...........    $11.11       $11.51        32,822
   01/01/2006 to 12/31/2006...........    $11.51       $13.10        34,866
   01/01/2007 to 12/31/2007...........    $13.10       $ 9.96        27,803
   01/01/2008 to 12/31/2008...........    $ 9.96       $ 3.95        33,237
   01/01/2009 to 12/31/2009...........    $ 3.95       $ 4.92       237,725
   01/01/2010 to 12/31/2010...........    $ 4.92       $ 5.30       153,812
   01/01/2011 to 04/29/2011...........    $ 5.30       $ 5.58             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   01/01/2003 to 12/31/2003...........        --       $10.85         1,330
   01/01/2004 to 12/31/2004...........    $10.85       $11.41         5,057
   01/01/2005 to 12/31/2005...........    $11.41       $12.06        16,533
   01/01/2006 to 12/31/2006...........    $12.06       $12.41        21,500
   01/01/2007 to 12/31/2007...........    $12.41       $13.57        11,445
   01/01/2008 to 12/31/2008...........    $13.57       $ 9.47        10,538
   01/01/2009 to 12/31/2009...........    $ 9.47       $11.81        37,731
   01/01/2010 to 12/31/2010...........    $11.81       $12.16        40,741
   01/01/2011 to 12/31/2011...........    $12.16       $12.36        13,976
INVESCO V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.20             0
   01/01/2009 to 12/31/2009...........    $ 6.20       $ 9.54             0
   01/01/2010 to 12/31/2010...........    $ 9.54       $11.31             0
   01/01/2011 to 12/31/2011...........    $11.31       $10.50             0
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.95             0
   01/01/2009 to 12/31/2009...........    $ 5.95       $ 6.80             0
   01/01/2010 to 12/31/2010...........    $ 6.80       $ 8.67             0
   01/01/2011 to 12/31/2011...........    $ 8.67       $ 8.58             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $10.88           843
   01/01/2004 to 12/31/2004...........    $10.88       $12.74        25,630
   01/01/2005 to 12/31/2005...........    $12.74       $16.38        67,418
   01/01/2006 to 12/31/2006...........    $16.38       $21.55        61,139
   01/01/2007 to 12/31/2007...........    $21.55       $30.23        65,150
   01/01/2008 to 12/31/2008...........    $30.23       $12.45        49,725
   01/01/2009 to 12/31/2009...........    $12.45       $19.75       409,771
   01/01/2010 to 12/31/2010...........    $19.75       $22.42       289,917
   01/01/2011 to 12/31/2011...........    $22.42       $17.00        78,098
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $10.43         1,873
   01/01/2004 to 12/31/2004...........    $10.43       $10.14        28,325
   01/01/2005 to 12/31/2005...........    $10.14       $11.84        27,061
   01/01/2006 to 12/31/2006...........    $11.84       $16.12        46,104
   01/01/2007 to 12/31/2007...........    $16.12       $23.28        67,939
   01/01/2008 to 12/31/2008...........    $23.28       $11.19        49,894
   01/01/2009 to 12/31/2009...........    $11.19       $16.87        26,367
   01/01/2010 to 12/31/2010...........    $16.87       $18.78        15,895
   01/01/2011 to 12/31/2011...........    $18.78       $13.40         5,569
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $11.58        20,936
   01/01/2005 to 12/31/2005...........    $11.58       $11.30        10,959
   01/01/2006 to 12/31/2006...........    $11.30       $12.75        12,157
   01/01/2007 to 12/31/2007...........    $12.75       $ 9.06         2,021
   01/01/2008 to 12/31/2008...........    $ 9.06       $ 4.70        12,370
   01/01/2009 to 12/31/2009...........    $ 4.70       $ 4.40        87,174
   01/01/2010 to 12/31/2010...........    $ 4.40       $ 4.66        21,120
   01/01/2011 to 12/31/2011...........    $ 4.66       $ 3.34         3,321
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $12.43        15,658
   01/01/2005 to 12/31/2005...........    $12.43       $12.45        43,709
   01/01/2006 to 12/31/2006...........    $12.45       $14.06        22,698
   01/01/2007 to 12/31/2007...........    $14.06       $17.96        19,556
   01/01/2008 to 12/31/2008...........    $17.96       $ 8.53        27,323
   01/01/2009 to 12/31/2009...........    $ 8.53       $13.53       287,243
   01/01/2010 to 12/31/2010...........    $13.53       $17.16       190,747
   01/01/2011 to 12/31/2011...........    $17.16       $14.06        34,489
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 9.29         7,927
   01/01/2004 to 12/31/2004...........    $ 9.29       $ 8.15        10,709
   01/01/2005 to 12/31/2005...........    $ 8.15       $ 7.86        27,580
   01/01/2006 to 12/31/2006...........    $ 7.86       $ 7.10       128,536
   01/01/2007 to 12/31/2007...........    $ 7.10       $ 6.99       128,086
   01/01/2008 to 12/31/2008...........    $ 6.99       $ 9.55        39,414
   01/01/2009 to 12/31/2009...........    $ 9.55       $ 6.74       216,649
   01/01/2010 to 12/31/2010...........    $ 6.74       $ 5.41       141,359
   01/01/2011 to 12/31/2011...........    $ 5.41       $ 4.82        78,440

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $10.58           427
   01/01/2004 to 12/31/2004...........    $10.58       $11.25        31,600
   01/01/2005 to 12/31/2005...........    $11.25       $11.30        65,965
   01/01/2006 to 12/31/2006...........    $11.30       $12.55       113,098
   01/01/2007 to 12/31/2007...........    $12.55       $12.71        65,994
   01/01/2008 to 12/31/2008...........    $12.71       $ 7.74       107,086
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 9.41       193,188
   01/01/2010 to 12/31/2010...........    $ 9.41       $10.35        67,388
   01/01/2011 to 12/31/2011...........    $10.35       $10.12        23,593
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.67         4,737
   01/01/2004 to 12/31/2004...........    $10.67       $11.40         9,175
   01/01/2005 to 12/31/2005...........    $11.40       $11.10         8,502
   01/01/2006 to 12/31/2006...........    $11.10       $12.22         5,595
   01/01/2007 to 12/31/2007...........    $12.22       $12.85        10,373
   01/01/2008 to 12/31/2008...........    $12.85       $ 9.21         3,661
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.94        97,910
   01/01/2010 to 12/31/2010...........    $10.94       $12.55       143,721
   01/01/2011 to 12/31/2011...........    $12.55       $13.12        72,497
PROFUND VP CONSUMER SERVICES
   01/01/2004 to 12/31/2004...........        --       $10.69         2,087
   01/01/2005 to 12/31/2005...........    $10.69       $ 9.96           856
   01/01/2006 to 12/31/2006...........    $ 9.96       $10.91           855
   01/01/2007 to 12/31/2007...........    $10.91       $ 9.78           854
   01/01/2008 to 12/31/2008...........    $ 9.78       $ 6.56        19,124
   01/01/2009 to 12/31/2009...........    $ 6.56       $ 8.39        39,285
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.96        84,984
   01/01/2011 to 12/31/2011...........    $ 9.96       $10.27        24,259
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $11.09         3,060
   01/01/2004 to 12/31/2004...........    $11.09       $12.39        17,205
   01/01/2005 to 12/31/2005...........    $12.39       $13.09        19,794
   01/01/2006 to 12/31/2006...........    $13.09       $15.04        37,776
   01/01/2007 to 12/31/2007...........    $15.04       $16.84        35,168
   01/01/2008 to 12/31/2008...........    $16.84       $ 9.22        16,443
   01/01/2009 to 12/31/2009...........    $ 9.22       $11.92        56,609
   01/01/2010 to 12/31/2010...........    $11.92       $11.96        25,208
   01/01/2011 to 12/31/2011...........    $11.96       $10.65         6,306

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   01/01/2004 to 12/31/2004...........        --       $11.26        15,974
   01/01/2005 to 12/31/2005...........    $11.26       $11.45        24,234
   01/01/2006 to 12/31/2006...........    $11.45       $13.14        18,864
   01/01/2007 to 12/31/2007...........    $13.14       $10.38        28,975
   01/01/2008 to 12/31/2008...........    $10.38       $ 5.02        11,391
   01/01/2009 to 12/31/2009...........    $ 5.02       $ 5.64        70,455
   01/01/2010 to 12/31/2010...........    $ 5.64       $ 6.12        79,596
   01/01/2011 to 12/31/2011...........    $ 6.12       $ 5.15        22,265
PROFUND VP HEALTH CARE
   01/01/2004 to 12/31/2004...........        --       $10.65         5,322
   01/01/2005 to 12/31/2005...........    $10.65       $11.04         8,927
   01/01/2006 to 12/31/2006...........    $11.04       $11.36        25,213
   01/01/2007 to 12/31/2007...........    $11.36       $11.83        14,308
   01/01/2008 to 12/31/2008...........    $11.83       $ 8.76        15,300
   01/01/2009 to 12/31/2009...........    $ 8.76       $10.23        83,436
   01/01/2010 to 12/31/2010...........    $10.23       $10.29        47,773
   01/01/2011 to 12/31/2011...........    $10.29       $11.07        25,824
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $12.08         4,381
   01/01/2005 to 12/31/2005...........    $12.08       $12.10         3,013
   01/01/2006 to 12/31/2006...........    $12.10       $13.20         2,469
   01/01/2007 to 12/31/2007...........    $13.20       $14.42         4,693
   01/01/2008 to 12/31/2008...........    $14.42       $ 8.39         6,570
   01/01/2009 to 12/31/2009...........    $ 8.39       $10.17        28,892
   01/01/2010 to 12/31/2010...........    $10.17       $12.31        39,786
   01/01/2011 to 12/31/2011...........    $12.31       $11.82        44,914
PROFUND VP JAPAN
   01/01/2004 to 12/31/2004...........        --       $10.35         8,278
   01/01/2005 to 12/31/2005...........    $10.35       $14.35        38,811
   01/01/2006 to 12/31/2006...........    $14.35       $15.55        39,065
   01/01/2007 to 12/31/2007...........    $15.55       $13.68         9,009
   01/01/2008 to 12/31/2008...........    $13.68       $ 7.91        46,920
   01/01/2009 to 12/31/2009...........    $ 7.91       $ 8.53         9,402
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 7.79         9,430
   01/01/2011 to 12/31/2011...........    $ 7.79       $ 6.21         3,365
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37           554
   01/01/2005 to 12/31/2005...........    $10.37       $10.23        22,430
   01/01/2006 to 12/31/2006...........    $10.23       $10.91        57,956
   01/01/2007 to 12/31/2007...........    $10.91       $11.40        49,727
   01/01/2008 to 12/31/2008...........    $11.40       $ 7.19        24,210
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 9.11       462,335
   01/01/2010 to 12/31/2010...........    $ 9.11       $10.08        42,967
   01/01/2011 to 12/31/2011...........    $10.08       $10.16        70,694

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36           554
   01/01/2005 to 12/31/2005...........    $10.36       $10.43        11,553
   01/01/2006 to 12/31/2006...........    $10.43       $12.10        36,084
   01/01/2007 to 12/31/2007...........    $12.10       $11.85        49,947
   01/01/2008 to 12/31/2008...........    $11.85       $ 6.89        32,277
   01/01/2009 to 12/31/2009...........    $ 6.89       $ 8.05       538,603
   01/01/2010 to 12/31/2010...........    $ 8.05       $ 8.89        14,106
   01/01/2011 to 12/31/2011...........    $ 8.89       $ 8.57        45,629
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $10.24         3,933
   01/01/2004 to 12/31/2004...........    $10.24       $11.12        21,341
   01/01/2005 to 12/31/2005...........    $11.12       $12.09        34,563
   01/01/2006 to 12/31/2006...........    $12.09       $12.29        24,037
   01/01/2007 to 12/31/2007...........    $12.29       $13.42        20,198
   01/01/2008 to 12/31/2008...........    $13.42       $ 8.03        19,253
   01/01/2009 to 12/31/2009...........    $ 8.03       $10.85        35,155
   01/01/2010 to 12/31/2010...........    $10.85       $13.63       363,968
   01/01/2011 to 12/31/2011...........    $13.63       $12.93        14,890
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $10.77         3,516
   01/01/2004 to 12/31/2004...........    $10.77       $12.20        39,454
   01/01/2005 to 12/31/2005...........    $12.20       $12.98        35,137
   01/01/2006 to 12/31/2006...........    $12.98       $14.25        33,707
   01/01/2007 to 12/31/2007...........    $14.25       $14.07        49,396
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.76        55,681
   01/01/2009 to 12/31/2009...........    $ 8.76       $11.20       107,295
   01/01/2010 to 12/31/2010...........    $11.20       $13.19        58,649
   01/01/2011 to 12/31/2011...........    $13.19       $12.39       105,563
PROFUND VP NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $10.92        28,507
   01/01/2005 to 12/31/2005...........    $10.92       $10.69        74,795
   01/01/2006 to 12/31/2006...........    $10.69       $11.02        22,270
   01/01/2007 to 12/31/2007...........    $11.02       $12.67        39,384
   01/01/2008 to 12/31/2008...........    $12.67       $ 7.12        35,995
   01/01/2009 to 12/31/2009...........    $ 7.12       $10.58        76,174
   01/01/2010 to 12/31/2010...........    $10.58       $12.23        37,417
   01/01/2011 to 12/31/2011...........    $12.23       $12.13        12,206

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP OIL & GAS
   01/01/2004 to 12/31/2004...........        --       $13.80        29,672
   01/01/2005 to 12/31/2005...........    $13.80       $17.71        31,117
   01/01/2006 to 12/31/2006...........    $17.71       $20.89        45,074
   01/01/2007 to 12/31/2007...........    $20.89       $27.05        72,208
   01/01/2008 to 12/31/2008...........    $27.05       $16.67        43,174
   01/01/2009 to 12/31/2009...........    $16.67       $18.82        88,952
   01/01/2010 to 12/31/2010...........    $18.82       $21.66        66,859
   01/01/2011 to 12/31/2011...........    $21.66       $21.65        38,693
PROFUND VP PHARMACEUTICALS
   01/01/2004 to 12/31/2004...........        --       $ 9.44         5,382
   01/01/2005 to 12/31/2005...........    $ 9.44       $ 8.87         8,146
   01/01/2006 to 12/31/2006...........    $ 8.87       $ 9.73        14,863
   01/01/2007 to 12/31/2007...........    $ 9.73       $ 9.73         2,626
   01/01/2008 to 12/31/2008...........    $ 9.73       $ 7.66        33,572
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 8.75        53,535
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 8.59         5,412
   01/01/2011 to 12/31/2011...........    $ 8.59       $ 9.75         7,787
PROFUND VP PRECIOUS METALS
   01/01/2004 to 12/31/2004...........        --       $10.17        93,541
   01/01/2005 to 12/31/2005...........    $10.17       $12.56        98,463
   01/01/2006 to 12/31/2006...........    $12.56       $13.18       100,916
   01/01/2007 to 12/31/2007...........    $13.18       $15.78       190,655
   01/01/2008 to 12/31/2008...........    $15.78       $10.68       150,615
   01/01/2009 to 12/31/2009...........    $10.68       $14.13       113,280
   01/01/2010 to 12/31/2010...........    $14.13       $18.36       125,495
   01/01/2011 to 12/31/2011...........    $18.36       $14.50        69,676
PROFUND VP REAL ESTATE
   01/01/2004 to 12/31/2004...........        --       $13.06        22,857
   01/01/2005 to 12/31/2005...........    $13.06       $13.63        11,101
   01/01/2006 to 12/31/2006...........    $13.63       $17.65        12,978
   01/01/2007 to 12/31/2007...........    $17.65       $13.87         8,885
   01/01/2008 to 12/31/2008...........    $13.87       $ 7.96         9,660
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.96        43,586
   01/01/2010 to 12/31/2010...........    $ 9.96       $12.14        37,888
   01/01/2011 to 12/31/2011...........    $12.14       $12.43        11,950
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2004 to 12/31/2004...........        --       $ 8.31       219,942
   01/01/2005 to 12/31/2005...........    $ 8.31       $ 7.48       241,713
   01/01/2006 to 12/31/2006...........    $ 7.48       $ 8.05       112,427
   01/01/2007 to 12/31/2007...........    $ 8.05       $ 7.46        67,151
   01/01/2008 to 12/31/2008...........    $ 7.46       $ 4.52        57,625
   01/01/2009 to 12/31/2009...........    $ 4.52       $ 5.85       152,859
   01/01/2010 to 12/31/2010...........    $ 5.85       $ 4.80       209,469
   01/01/2011 to 12/31/2011...........    $ 4.80       $ 2.93        80,708

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 9.49         7,708
   01/01/2004 to 12/31/2004...........    $ 9.49       $ 8.24             0
   01/01/2005 to 12/31/2005...........    $ 8.24       $ 8.13        48,058
   01/01/2006 to 12/31/2006...........    $ 8.13       $ 7.83       100,168
   01/01/2007 to 12/31/2007...........    $ 7.83       $ 6.77        64,235
   01/01/2008 to 12/31/2008...........    $ 6.77       $ 9.81         1,410
   01/01/2009 to 12/31/2009...........    $ 9.81       $ 5.69        96,881
   01/01/2010 to 12/31/2010...........    $ 5.69       $ 4.38        68,859
   01/01/2011 to 12/31/2011...........    $ 4.38       $ 3.84        40,986
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $10.44         2,529
   01/01/2004 to 12/31/2004...........    $10.44       $12.23        42,134
   01/01/2005 to 12/31/2005...........    $12.23       $12.85        63,388
   01/01/2006 to 12/31/2006...........    $12.85       $13.65        42,177
   01/01/2007 to 12/31/2007...........    $13.65       $13.88        21,833
   01/01/2008 to 12/31/2008...........    $13.88       $ 8.95        22,429
   01/01/2009 to 12/31/2009...........    $ 8.95       $11.04        58,108
   01/01/2010 to 12/31/2010...........    $11.04       $13.57        74,041
   01/01/2011 to 12/31/2011...........    $13.57       $13.43        18,342
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $10.67         4,223
   01/01/2004 to 12/31/2004...........    $10.67       $12.53        31,732
   01/01/2005 to 12/31/2005...........    $12.53       $12.74        21,091
   01/01/2006 to 12/31/2006...........    $12.74       $14.62        24,783
   01/01/2007 to 12/31/2007...........    $14.62       $13.26        24,467
   01/01/2008 to 12/31/2008...........    $13.26       $ 8.98        25,091
   01/01/2009 to 12/31/2009...........    $ 8.98       $10.57        32,653
   01/01/2010 to 12/31/2010...........    $10.57       $12.62        91,202
   01/01/2011 to 12/31/2011...........    $12.62       $11.83        20,580
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $12.54         4,099
   01/01/2005 to 12/31/2005...........    $12.54       $11.44           482
   01/01/2006 to 12/31/2006...........    $11.44       $15.02        11,713
   01/01/2007 to 12/31/2007...........    $15.02       $15.91         3,844
   01/01/2008 to 12/31/2008...........    $15.91       $10.20        32,436
   01/01/2009 to 12/31/2009...........    $10.20       $10.70        12,742
   01/01/2010 to 12/31/2010...........    $10.70       $12.10        41,695
   01/01/2011 to 12/31/2011...........    $12.10       $12.05         8,234
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2004 to 12/31/2004...........        --       $10.80         4,588
   01/01/2005 to 12/31/2005...........    $10.80       $11.51        48,140
   01/01/2006 to 12/31/2006...........    $11.51       $10.74        17,741
   01/01/2007 to 12/31/2007...........    $10.74       $11.56        15,483
   01/01/2008 to 12/31/2008...........    $11.56       $16.92        41,973
   01/01/2009 to 12/31/2009...........    $16.92       $11.14        54,783
   01/01/2010 to 12/31/2010...........    $11.14       $11.99        15,725
   01/01/2011 to 12/31/2011...........    $11.99       $16.82        15,972

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   01/01/2004 to 12/31/2004...........        --       $13.86        27,449
   01/01/2005 to 12/31/2005...........    $13.86       $15.97        31,080
   01/01/2006 to 12/31/2006...........    $15.97       $17.27        20,470
   01/01/2007 to 12/31/2007...........    $17.27       $17.89        16,036
   01/01/2008 to 12/31/2008...........    $17.89       $ 5.69         8,054
   01/01/2009 to 12/31/2009...........    $ 5.69       $ 9.21       112,783
   01/01/2010 to 12/31/2010...........    $ 9.21       $13.48        90,655
   01/01/2011 to 12/31/2011...........    $13.48       $11.38        14,829
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $12.51        21,365
   01/01/2005 to 12/31/2005...........    $12.51       $13.82        22,152
   01/01/2006 to 12/31/2006...........    $13.82       $16.11        34,957
   01/01/2007 to 12/31/2007...........    $16.11       $18.24       112,953
   01/01/2008 to 12/31/2008...........    $18.24       $12.35        36,248
   01/01/2009 to 12/31/2009...........    $12.35       $13.37        47,094
   01/01/2010 to 12/31/2010...........    $13.37       $13.85        34,825
   01/01/2011 to 12/31/2011...........    $13.85       $15.91        23,874
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52         6,604
   01/01/2005 to 12/31/2005...........    $10.52       $11.97        28,433
   01/01/2006 to 12/31/2006...........    $11.97       $14.17        28,194
   01/01/2007 to 12/31/2007...........    $14.17       $16.56        38,253
   01/01/2008 to 12/31/2008...........    $16.56       $ 8.04        14,320
   01/01/2009 to 12/31/2009...........    $ 8.04       $10.78        17,242
   01/01/2010 to 12/31/2010...........    $10.78       $12.02         9,331
   01/01/2011 to 12/31/2011...........    $12.02       $ 9.99         9,860
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.70        11,933
   01/01/2005 to 12/31/2005...........    $10.70       $10.90        31,931
   01/01/2006 to 12/31/2006...........    $10.90       $10.96         9,548
   01/01/2007 to 12/31/2007...........    $10.96       $11.16         8,726
   01/01/2008 to 12/31/2008...........    $11.16       $ 7.86        10,121
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 8.75        92,477
   01/01/2010 to 12/31/2010...........    $ 8.75       $10.20        49,338
   01/01/2011 to 12/31/2011...........    $10.20       $10.82        44,122
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.28        40,194
   01/01/2005 to 12/31/2005...........    $11.28       $11.82        63,365
   01/01/2006 to 12/31/2006...........    $11.82       $12.89        59,186
   01/01/2007 to 12/31/2007...........    $12.89       $13.79        47,941
   01/01/2008 to 12/31/2008...........    $13.79       $ 7.44        24,434
   01/01/2009 to 12/31/2009...........    $ 7.44       $ 8.22        48,802
   01/01/2010 to 12/31/2010...........    $ 8.22       $ 9.57        44,114
   01/01/2011 to 12/31/2011...........    $ 9.57       $ 9.19        26,089

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.44         3,913
   01/01/2005 to 12/31/2005...........    $10.44       $ 9.88         7,887
   01/01/2006 to 12/31/2006...........    $ 9.88       $12.12        20,362
   01/01/2007 to 12/31/2007...........    $12.12       $11.93        12,409
   01/01/2008 to 12/31/2008...........    $11.93       $ 8.33         7,072
   01/01/2009 to 12/31/2009...........    $ 8.33       $ 9.28        16,927
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.59         9,413
   01/01/2011 to 12/31/2011...........    $10.59       $11.16         9,090
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.72        20,831
   01/01/2006 to 12/31/2006...........    $ 9.72       $11.23        34,158
   01/01/2007 to 12/31/2007...........    $11.23       $11.09        26,796
   01/01/2008 to 12/31/2008...........    $11.09       $ 6.45        17,555
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 7.19        49,600
   01/01/2010 to 12/31/2010...........    $ 7.19       $ 8.19        44,803
   01/01/2011 to 12/31/2011...........    $ 8.19       $ 8.49        39,705
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.90       $ 4.53             0
   01/01/2009 to 12/31/2009...........    $ 4.53       $ 4.75             0
   01/01/2010 to 12/31/2010...........    $ 4.75       $ 6.05             0
   01/01/2011 to 12/31/2011...........    $ 6.05       $ 4.46             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $15.29        15,958
   01/01/2004 to 12/31/2004...........    $15.29       $16.60        14,303
   01/01/2005 to 12/31/2005...........    $16.60       $17.10        14,292
   01/01/2006 to 12/31/2006...........    $17.10       $19.81        19,084
   01/01/2007 to 12/31/2007...........    $19.81       $19.91        12,779
   01/01/2008 to 12/31/2008...........    $19.91       $12.36        14,524
   01/01/2009 to 12/31/2009...........    $12.36       $14.12        21,554
   01/01/2010 to 07/16/2010...........    $14.12       $13.53             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.69       $14.10        42,309
   01/01/2011 to 12/31/2011...........    $14.10       $12.02        16,879
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $13.53       $15.71        29,303
   01/01/2011 to 12/31/2011...........    $15.71       $15.03        22,273

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.09       $12.69        26,995
   01/01/2011 to 12/31/2011...........    $12.69       $11.74        37,288
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.21        10,504
   01/01/2011 to 12/31/2011...........    $12.21       $11.42         8,312


*Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HAV, EBP AND GRO PLUS OR WITH ANY ONE COMBO 5%
                 OR HDV AND GRO PLUS OR HD GRO WITH DB (2.40%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.51               0
   01/01/2006 to 12/31/2006...........    $10.51       $11.24               0
   01/01/2007 to 12/31/2007...........    $11.24       $11.54               0
   01/01/2008 to 12/31/2008...........    $11.54       $10.74               0
   01/01/2009 to 12/31/2009...........    $10.74       $12.25               0
   01/01/2010 to 12/31/2010...........    $12.25       $13.92               0
   01/01/2011 to 12/31/2011...........    $13.92       $13.96               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         163,627
   01/01/2006 to 12/31/2006...........    $10.01       $10.92      14,589,935
   01/01/2007 to 12/31/2007...........    $10.92       $11.64      29,251,802
   01/01/2008 to 12/31/2008...........    $11.64       $ 7.74      24,717,771
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 9.40      23,242,083
   01/01/2010 to 12/31/2010...........    $ 9.40       $10.27      21,065,300
   01/01/2011 to 12/31/2011...........    $10.27       $ 9.76      19,513,642
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.60       6,532,178
   01/01/2007 to 12/31/2007...........    $10.60       $11.32      13,390,877
   01/01/2008 to 12/31/2008...........    $11.32       $ 7.76      12,101,558
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.56      10,896,474
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.60      10,192,107
   01/01/2011 to 12/31/2011...........    $10.60       $10.36       9,542,021
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.38           4,810
   01/01/2004 to 12/31/2004...........    $12.38       $13.10          22,732
   01/01/2005 to 12/02/2005...........    $13.10       $14.93               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.04           1,041
   01/01/2004 to 12/31/2004...........    $12.04       $12.93           7,165
   01/01/2005 to 12/02/2005...........    $12.93       $14.20               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.43           4,612
   01/01/2004 to 12/31/2004...........    $12.43       $13.65          25,550
   01/01/2005 to 12/31/2005...........    $13.65       $13.95          46,622
   01/01/2006 to 12/31/2006...........    $13.95       $15.91          69,176
   01/01/2007 to 12/31/2007...........    $15.91       $15.51         102,616
   01/01/2008 to 12/31/2008...........    $15.51       $ 9.87          84,224
   01/01/2009 to 12/31/2009...........    $ 9.87       $11.35         219,916
   01/01/2010 to 12/31/2010...........    $11.35       $12.61         244,755
   01/01/2011 to 12/31/2011...........    $12.61       $12.75         209,194
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02          13,140
   01/01/2006 to 12/31/2006...........    $10.02       $10.81       4,001,767
   01/01/2007 to 12/31/2007...........    $10.81       $11.51       8,342,773
   01/01/2008 to 12/31/2008...........    $11.51       $ 8.01      10,023,046
   01/01/2009 to 12/31/2009...........    $ 8.01       $ 9.64      10,231,854
   01/01/2010 to 12/31/2010...........    $ 9.64       $10.57       9,858,868
   01/01/2011 to 12/31/2011...........    $10.57       $10.19       9,887,331
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.12         212,437
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.32           4,412
   01/01/2004 to 12/31/2004...........    $12.32       $14.21          16,355
   01/01/2005 to 12/31/2005...........    $14.21       $15.16          24,769
   01/01/2006 to 12/31/2006...........    $15.16       $18.01          64,513
   01/01/2007 to 12/31/2007...........    $18.01       $17.79          82,988
   01/01/2008 to 12/31/2008...........    $17.79       $10.88          39,048
   01/01/2009 to 12/31/2009...........    $10.88       $12.56         115,499
   01/01/2010 to 12/31/2010...........    $12.56       $13.79         117,858
   01/01/2011 to 12/31/2011...........    $13.79       $13.39          96,602
AST BOND PORTFOLIO 2016
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.35             439
   01/01/2011 to 12/31/2011...........    $10.35       $11.07           1,237
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.70               0
   01/01/2011 to 12/31/2011...........    $10.70       $11.63           2,278

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/01/2010 to 12/31/2010...........    $ 9.65       $10.48               0
   01/01/2011 to 12/31/2011...........    $10.48       $11.61               0
AST BOND PORTFOLIO 2019
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.38               0
   01/01/2011 to 12/31/2011...........    $10.38       $11.75               0
AST BOND PORTFOLIO 2020
   01/01/2010 to 12/31/2010...........    $ 9.24       $10.08               0
   01/01/2011 to 12/31/2011...........    $10.08       $11.67               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.94               0
   01/01/2011 to 12/31/2011...........    $10.94       $12.85               0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.95               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00          16,971
   01/01/2006 to 12/31/2006...........    $10.00       $11.10      20,521,001
   01/01/2007 to 12/31/2007...........    $11.10       $11.88      38,450,981
   01/01/2008 to 12/31/2008...........    $11.88       $ 7.55      31,116,728
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.23      29,319,246
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.21      26,379,712
   01/01/2011 to 12/31/2011...........    $10.21       $ 9.73      24,143,441
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50          57,289
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.27         427,045
   01/01/2009 to 12/31/2009...........    $ 7.27       $ 9.00         482,595
   01/01/2010 to 12/31/2010...........    $ 9.00       $10.04         695,176
   01/01/2011 to 12/31/2011...........    $10.04       $ 9.57         932,711
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03          48,233
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.09         629,705
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.54         936,708
   01/01/2010 to 12/31/2010...........    $ 8.54       $ 9.33       1,315,758
   01/01/2011 to 12/31/2011...........    $ 9.33       $ 8.94       1,272,160

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.84           8,189
   01/01/2004 to 12/31/2004...........    $13.84       $18.64          17,014
   01/01/2005 to 12/31/2005...........    $18.64       $20.89          49,397
   01/01/2006 to 12/31/2006...........    $20.89       $27.88          84,382
   01/01/2007 to 12/31/2007...........    $27.88       $21.78          61,759
   01/01/2008 to 12/31/2008...........    $21.78       $13.81          17,748
   01/01/2009 to 12/31/2009...........    $13.81       $17.78          39,068
   01/01/2010 to 12/31/2010...........    $17.78       $22.33          33,474
   01/01/2011 to 12/31/2011...........    $22.33       $23.23          25,211
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.11             879
   01/01/2004 to 12/31/2004...........    $14.11       $16.81          14,277
   01/01/2005 to 12/31/2005...........    $16.81       $16.61          29,832
   01/01/2006 to 12/31/2006...........    $16.61       $19.44          48,430
   01/01/2007 to 12/31/2007...........    $19.44       $15.60          44,811
   01/01/2008 to 07/18/2008...........    $15.60       $14.23               0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.30          20,181
   01/01/2004 to 12/31/2004...........    $16.30       $19.58          95,514
   01/01/2005 to 12/31/2005...........    $19.58       $20.92         227,163
   01/01/2006 to 12/31/2006...........    $20.92       $23.05         272,241
   01/01/2007 to 12/31/2007...........    $23.05       $25.02         337,378
   01/01/2008 to 12/31/2008...........    $25.02       $13.65         211,869
   01/01/2009 to 12/31/2009...........    $13.65       $17.67         264,951
   01/01/2010 to 12/31/2010...........    $17.67       $22.87         224,992
   01/01/2011 to 12/31/2011...........    $22.87       $19.39         164,205
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99          67,117
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.10         488,536
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.40         570,368
   01/01/2010 to 12/31/2010...........    $ 8.40       $ 9.29         569,836
   01/01/2011 to 12/31/2011...........    $ 9.29       $ 8.84         641,725
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.52       5,666,822
   01/01/2007 to 12/31/2007...........    $10.52       $11.14      11,614,050
   01/01/2008 to 12/31/2008...........    $11.14       $ 7.12      10,075,618
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.61       9,506,956
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.61       8,823,667
   01/01/2011 to 12/31/2011...........    $ 9.61       $ 9.24       8,045,017
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.42       6,956,467
   01/01/2007 to 12/31/2007...........    $10.42       $11.33      14,403,062
   01/01/2008 to 12/31/2008...........    $11.33       $ 6.56      12,640,349
   01/01/2009 to 12/31/2009...........    $ 6.56       $ 8.06      11,863,818
   01/01/2010 to 12/31/2010...........    $ 8.06       $ 9.36      10,600,803
   01/01/2011 to 12/31/2011...........    $ 9.36       $ 8.57       9,738,297

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.45        207,524
   01/01/2009 to 11/13/2009...........    $ 7.45       $ 8.27              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.09          2,070
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 8.03          2,045
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 9.42            918
   01/01/2011 to 12/31/2011...........    $ 9.42       $ 8.73            415
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.56            242
   01/01/2004 to 12/31/2004...........    $11.56       $11.70         10,426
   01/01/2005 to 12/31/2005...........    $11.70       $11.80         32,085
   01/01/2006 to 12/31/2006...........    $11.80       $12.67         61,298
   01/01/2007 to 12/31/2007...........    $12.67       $14.09         85,237
   01/01/2008 to 12/31/2008...........    $14.09       $ 8.21          1,772
   01/01/2009 to 12/31/2009...........    $ 8.21       $11.98         19,497
   01/01/2010 to 12/31/2010...........    $11.98       $12.89         23,748
   01/01/2011 to 12/31/2011...........    $12.89       $12.09          6,867
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.70         69,435
   01/01/2004 to 12/31/2004...........    $12.70       $13.76        564,502
   01/01/2005 to 12/31/2005...........    $13.76       $14.07      1,367,534
   01/01/2006 to 12/31/2006...........    $14.07       $16.11      1,130,820
   01/01/2007 to 12/31/2007...........    $16.11       $16.52      1,101,906
   01/01/2008 to 12/31/2008...........    $16.52       $ 9.57        401,455
   01/01/2009 to 12/31/2009...........    $ 9.57       $11.13        778,721
   01/01/2010 to 12/31/2010...........    $11.13       $12.26        666,136
   01/01/2011 to 12/31/2011...........    $12.26       $11.31        360,168
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.68         12,201
   01/01/2004 to 12/31/2004...........    $12.68       $14.39        124,672
   01/01/2005 to 12/31/2005...........    $14.39       $14.72        279,700
   01/01/2006 to 12/31/2006...........    $14.72       $15.27        238,489
   01/01/2007 to 12/31/2007...........    $15.27       $17.78        205,076
   01/01/2008 to 12/31/2008...........    $17.78       $10.28         22,556
   01/01/2009 to 12/31/2009...........    $10.28       $15.75         99,043
   01/01/2010 to 12/31/2010...........    $15.75       $18.43         94,647
   01/01/2011 to 12/31/2011...........    $18.43       $17.45         57,000

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.29       $16.69            160
   01/01/2006 to 12/31/2006...........    $16.69       $19.10            155
   01/01/2007 to 12/31/2007...........    $19.10       $17.69            178
   01/01/2008 to 12/31/2008...........    $17.69       $12.66             15
   01/01/2009 to 12/31/2009...........    $12.66       $15.68          3,689
   01/01/2010 to 12/31/2010...........    $15.68       $19.40          3,806
   01/01/2011 to 12/31/2011...........    $19.40       $19.18          1,710
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.17         28,237
   01/01/2004 to 12/31/2004...........    $12.17       $13.20         54,058
   01/01/2005 to 12/31/2005...........    $13.20       $13.02         79,371
   01/01/2006 to 12/31/2006...........    $13.02       $14.03        134,168
   01/01/2007 to 12/31/2007...........    $14.03       $14.03        189,608
   01/01/2008 to 12/31/2008...........    $14.03       $10.20         62,088
   01/01/2009 to 12/31/2009...........    $10.20       $13.49        128,274
   01/01/2010 to 12/31/2010...........    $13.49       $14.94         75,370
   01/01/2011 to 12/31/2011...........    $14.94       $15.05         52,310
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18          8,617
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.88        165,374
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.51        595,656
   01/01/2010 to 12/31/2010...........    $ 8.51       $ 9.46        864,252
   01/01/2011 to 12/31/2011...........    $ 9.46       $ 9.18        807,596
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         45,106
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.52        676,506
   01/01/2009 to 12/31/2009...........    $ 7.52       $ 9.05        959,211
   01/01/2010 to 12/31/2010...........    $ 9.05       $ 9.86      1,093,239
   01/01/2011 to 12/31/2011...........    $ 9.86       $ 9.57        807,701
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.28         32,626
   01/01/2004 to 12/31/2004...........    $13.28       $15.05        325,809
   01/01/2005 to 12/31/2005...........    $15.05       $17.12        679,350
   01/01/2006 to 12/31/2006...........    $17.12       $20.22        712,804
   01/01/2007 to 12/31/2007...........    $20.22       $23.49        855,005
   01/01/2008 to 12/31/2008...........    $23.49       $11.41        538,783
   01/01/2009 to 12/31/2009...........    $11.41       $15.07        664,878
   01/01/2010 to 12/31/2010...........    $15.07       $16.84        586,157
   01/01/2011 to 12/31/2011...........    $16.84       $14.31        416,752

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.79          1,767
   01/01/2004 to 12/31/2004...........    $12.79       $15.11         16,366
   01/01/2005 to 12/31/2005...........    $15.11       $16.77         38,769
   01/01/2006 to 12/31/2006...........    $16.77       $20.86        275,245
   01/01/2007 to 12/31/2007...........    $20.86       $23.98        491,747
   01/01/2008 to 12/31/2008...........    $23.98       $13.10        460,577
   01/01/2009 to 12/31/2009...........    $13.10       $16.69        440,216
   01/01/2010 to 12/31/2010...........    $16.69       $18.10        396,620
   01/01/2011 to 12/31/2011...........    $18.10       $15.45        332,717
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.58          1,169
   01/01/2004 to 12/31/2004...........    $11.58       $12.56          2,849
   01/01/2005 to 12/31/2005...........    $12.56       $13.11         12,494
   01/01/2006 to 12/31/2006...........    $13.11       $14.22         15,434
   01/01/2007 to 12/31/2007...........    $14.22       $14.15      1,711,698
   01/01/2008 to 12/31/2008...........    $14.15       $11.37      4,834,657
   01/01/2009 to 12/31/2009...........    $11.37       $13.55      4,247,479
   01/01/2010 to 12/31/2010...........    $13.55       $14.19      3,365,501
   01/01/2011 to 12/31/2011...........    $14.19       $13.88      2,915,996
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28            936
   01/01/2010 to 12/31/2010...........    $10.28       $11.17         10,740
   01/01/2011 to 12/31/2011...........    $11.17       $10.97              0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29            932
   01/01/2010 to 12/31/2010...........    $10.29       $11.42          1,524
   01/01/2011 to 12/31/2011...........    $11.42       $10.49          1,085
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.68         13,590
   01/01/2004 to 12/31/2004...........    $12.68       $14.49         38,292
   01/01/2005 to 12/31/2005...........    $14.49       $15.70        109,651
   01/01/2006 to 12/31/2006...........    $15.70       $18.82        139,284
   01/01/2007 to 12/31/2007...........    $18.82       $20.10        121,848
   01/01/2008 to 12/31/2008...........    $20.10       $11.50          5,521
   01/01/2009 to 12/31/2009...........    $11.50       $15.25         19,898
   01/01/2010 to 12/31/2010...........    $15.25       $15.95         15,820
   01/01/2011 to 12/31/2011...........    $15.95       $14.15          6,028
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.58            332
   01/01/2004 to 12/31/2004...........    $11.58       $13.05         37,159
   01/01/2005 to 12/31/2005...........    $13.05       $13.56         86,799
   01/01/2006 to 12/31/2006...........    $13.56       $15.68        871,822
   01/01/2007 to 12/31/2007...........    $15.68       $14.84      1,530,351
   01/01/2008 to 12/31/2008...........    $14.84       $ 8.48      1,717,935
   01/01/2009 to 12/31/2009...........    $ 8.48       $ 9.88      1,503,133
   01/01/2010 to 12/31/2010...........    $ 9.88       $10.91      1,340,257
   01/01/2011 to 12/31/2011...........    $10.91       $10.20      1,124,133

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.85         28,346
   01/01/2004 to 12/31/2004...........    $11.85       $12.42        155,764
   01/01/2005 to 12/31/2005...........    $12.42       $12.27        465,230
   01/01/2006 to 12/31/2006...........    $12.27       $13.15        414,839
   01/01/2007 to 12/31/2007...........    $13.15       $13.61        285,389
   01/01/2008 to 12/31/2008...........    $13.61       $10.19         22,158
   01/01/2009 to 12/31/2009...........    $10.19       $13.39        101,331
   01/01/2010 to 12/31/2010...........    $13.39       $14.83         84,140
   01/01/2011 to 12/31/2011...........    $14.83       $15.94         32,239
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.23         70,776
   01/01/2004 to 12/31/2004...........    $12.23       $13.80        578,919
   01/01/2005 to 12/31/2005...........    $13.80       $14.39      1,322,888
   01/01/2006 to 12/31/2006...........    $14.39       $15.06      1,850,986
   01/01/2007 to 12/31/2007...........    $15.06       $16.90      2,418,869
   01/01/2008 to 12/31/2008...........    $16.90       $ 9.29      1,680,683
   01/01/2009 to 12/31/2009...........    $ 9.29       $11.77      1,848,746
   01/01/2010 to 12/31/2010...........    $11.77       $13.76      1,586,546
   01/01/2011 to 12/31/2011...........    $13.76       $13.30      1,154,406
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.24          6,069
   01/01/2004 to 12/31/2004...........    $12.24       $14.14         26,943
   01/01/2005 to 12/31/2005...........    $14.14       $14.85         56,909
   01/01/2006 to 12/31/2006...........    $14.85       $18.01        101,940
   01/01/2007 to 12/31/2007...........    $18.01       $19.23         68,457
   01/01/2008 to 12/31/2008...........    $19.23       $12.39          2,169
   01/01/2009 to 12/31/2009...........    $12.39       $15.90         11,579
   01/01/2010 to 12/31/2010...........    $15.90       $17.39          9,712
   01/01/2011 to 12/31/2011...........    $17.39       $16.44          3,220
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.35         10,550
   01/01/2004 to 12/31/2004...........    $11.35       $12.26         52,718
   01/01/2005 to 12/31/2005...........    $12.26       $12.72        212,707
   01/01/2006 to 12/31/2006...........    $12.72       $13.62        200,801
   01/01/2007 to 12/31/2007...........    $13.62       $15.30        170,640
   01/01/2008 to 12/31/2008...........    $15.30       $ 9.51        111,688
   01/01/2009 to 12/31/2009...........    $ 9.51       $11.54        279,229
   01/01/2010 to 12/31/2010...........    $11.54       $12.70        285,023
   01/01/2011 to 12/31/2011...........    $12.70       $12.32        235,259

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.31          1,455
   01/01/2004 to 12/31/2004...........    $13.31       $14.98          8,849
   01/01/2005 to 12/31/2005...........    $14.98       $15.41         18,056
   01/01/2006 to 12/31/2006...........    $15.41       $17.19         19,757
   01/01/2007 to 12/31/2007...........    $17.19       $17.23         28,654
   01/01/2008 to 12/31/2008...........    $17.23       $10.41         62,572
   01/01/2009 to 12/31/2009...........    $10.41       $14.11         69,262
   01/01/2010 to 12/31/2010...........    $14.11       $17.02         63,846
   01/01/2011 to 12/31/2011...........    $17.02       $16.04         60,686
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.80        149,705
   01/01/2004 to 12/31/2004...........    $ 9.80       $ 9.65        432,144
   01/01/2005 to 12/31/2005...........    $ 9.65       $ 9.68      1,112,865
   01/01/2006 to 12/31/2006...........    $ 9.68       $ 9.88        777,755
   01/01/2007 to 12/31/2007...........    $ 9.88       $10.11      1,331,062
   01/01/2008 to 12/31/2008...........    $10.11       $10.12      1,352,613
   01/01/2009 to 12/31/2009...........    $10.12       $ 9.90      3,646,303
   01/01/2010 to 12/31/2010...........    $ 9.90       $ 9.66      1,560,180
   01/01/2011 to 12/31/2011...........    $ 9.66       $ 9.43        767,860
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.27         21,843
   01/01/2004 to 12/31/2004...........    $13.27       $15.91        154,749
   01/01/2005 to 12/31/2005...........    $15.91       $17.40        325,521
   01/01/2006 to 12/31/2006...........    $17.40       $18.81        305,380
   01/01/2007 to 12/31/2007...........    $18.81       $18.93        291,027
   01/01/2008 to 12/31/2008...........    $18.93       $10.67         11,886
   01/01/2009 to 12/31/2009...........    $10.67       $14.65         92,979
   01/01/2010 to 12/31/2010...........    $14.65       $17.65         65,720
   01/01/2011 to 12/31/2011...........    $17.65       $16.79         21,418
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06              0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.11          5,407
   01/01/2004 to 12/31/2004...........    $12.11       $13.72         38,051
   01/01/2005 to 12/31/2005...........    $13.72       $15.20        107,424
   01/01/2006 to 12/31/2006...........    $15.20       $16.92        115,940
   01/01/2007 to 12/31/2007...........    $16.92       $20.18        139,590
   01/01/2008 to 12/31/2008...........    $20.18       $11.19         38,578
   01/01/2009 to 12/31/2009...........    $11.19       $14.18         35,488
   01/01/2010 to 12/31/2010...........    $14.18       $17.80         30,731
   01/01/2011 to 12/31/2011...........    $17.80       $17.67         17,416

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.98           3,753
   01/01/2004 to 12/31/2004...........    $13.98       $14.94          18,825
   01/01/2005 to 12/31/2005...........    $14.94       $14.63          28,321
   01/01/2006 to 12/31/2006...........    $14.63       $15.39          30,263
   01/01/2007 to 12/31/2007...........    $15.39       $17.83          33,041
   01/01/2008 to 12/31/2008...........    $17.83       $10.00             256
   01/01/2009 to 12/31/2009...........    $10.00       $11.96           5,812
   01/01/2010 to 12/31/2010...........    $11.96       $14.04           6,543
   01/01/2011 to 04/29/2011...........    $14.04       $15.71               0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.55               0
   01/01/2009 to 12/31/2009...........    $ 5.55       $ 9.03          10,155
   01/01/2010 to 12/31/2010...........    $ 9.03       $10.77          11,384
   01/01/2011 to 12/31/2011...........    $10.77       $ 8.38           1,218
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.16          35,430
   01/01/2004 to 12/31/2004...........    $10.16       $10.12         301,108
   01/01/2005 to 12/31/2005...........    $10.12       $10.04       1,095,565
   01/01/2006 to 12/31/2006...........    $10.04       $10.17       1,341,592
   01/01/2007 to 12/31/2007...........    $10.17       $10.60       1,570,063
   01/01/2008 to 12/31/2008...........    $10.60       $10.46         592,710
   01/01/2009 to 12/31/2009...........    $10.46       $11.26         669,201
   01/01/2010 to 12/31/2010...........    $11.26       $11.41         651,501
   01/01/2011 to 12/31/2011...........    $11.41       $11.39         501,665
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.45         119,982
   01/01/2004 to 12/31/2004...........    $10.45       $10.70         476,033
   01/01/2005 to 12/31/2005...........    $10.70       $10.71         420,795
   01/01/2006 to 12/31/2006...........    $10.71       $10.84       2,181,127
   01/01/2007 to 12/31/2007...........    $10.84       $11.46       3,832,171
   01/01/2008 to 12/31/2008...........    $11.46       $10.93       2,193,275
   01/01/2009 to 12/31/2009...........    $10.93       $12.43       2,317,678
   01/01/2010 to 12/31/2010...........    $12.43       $13.07       2,549,857
   01/01/2011 to 12/31/2011...........    $13.07       $13.16       2,303,948
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03               0
   01/01/2006 to 12/31/2006...........    $10.03       $10.57       1,499,884
   01/01/2007 to 12/31/2007...........    $10.57       $11.22       3,925,955
   01/01/2008 to 12/31/2008...........    $11.22       $ 8.81      10,704,894
   01/01/2009 to 12/31/2009...........    $ 8.81       $10.33      11,458,452
   01/01/2010 to 12/31/2010...........    $10.33       $11.14      11,581,634
   01/01/2011 to 12/31/2011...........    $11.14       $10.98      12,118,723

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06              0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.18          4,899
   01/01/2004 to 12/31/2004...........    $12.18       $13.08          9,296
   01/01/2005 to 12/31/2005...........    $13.08       $13.22         42,373
   01/01/2006 to 12/31/2006...........    $13.22       $14.52         60,178
   01/01/2007 to 12/31/2007...........    $14.52       $14.47         58,887
   01/01/2008 to 12/31/2008...........    $14.47       $ 8.65          7,873
   01/01/2009 to 12/31/2009...........    $ 8.65       $10.29          6,348
   01/01/2010 to 12/31/2010...........    $10.29       $11.55          5,969
   01/01/2011 to 12/31/2011...........    $11.55       $11.67          2,015
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.85          4,231
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.56         11,783
   01/01/2004 to 12/31/2004...........    $11.56       $12.29         18,231
   01/01/2005 to 12/31/2005...........    $12.29       $12.55         42,898
   01/01/2006 to 12/31/2006...........    $12.55       $13.44         18,651
   01/01/2007 to 12/31/2007...........    $13.44       $14.28        381,348
   01/01/2008 to 12/31/2008...........    $14.28       $ 9.73        527,840
   01/01/2009 to 12/31/2009...........    $ 9.73       $12.10      1,045,343
   01/01/2010 to 12/31/2010...........    $12.10       $13.21      1,513,523
   01/01/2011 to 12/31/2011...........    $13.21       $12.45      1,526,986
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.43          4,691
   01/01/2004 to 12/31/2004...........    $13.43       $12.19         23,253
   01/01/2005 to 12/31/2005...........    $12.19       $12.08         34,896
   01/01/2006 to 12/31/2006...........    $12.08       $13.28        184,362
   01/01/2007 to 12/31/2007...........    $13.28       $13.88        319,309
   01/01/2008 to 12/31/2008...........    $13.88       $ 8.81        286,461
   01/01/2009 to 12/31/2009...........    $ 8.81       $11.51        249,236
   01/01/2010 to 12/31/2010...........    $11.51       $15.33        203,569
   01/01/2011 to 12/31/2011...........    $15.33       $14.81        159,446
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.35         34,978
   01/01/2004 to 12/31/2004...........    $13.35       $15.17        166,852
   01/01/2005 to 12/31/2005...........    $15.17       $15.80        417,154
   01/01/2006 to 12/31/2006...........    $15.80       $18.51        522,079
   01/01/2007 to 12/31/2007...........    $18.51       $17.05        695,175
   01/01/2008 to 12/31/2008...........    $17.05       $11.69        443,446
   01/01/2009 to 12/31/2009...........    $11.69       $14.49        510,077
   01/01/2010 to 12/31/2010...........    $14.49       $17.82        437,771
   01/01/2011 to 12/31/2011...........    $17.82       $16.36        325,297

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.05         31,706
   01/01/2004 to 12/31/2004...........    $12.05       $13.08         46,336
   01/01/2005 to 12/31/2005...........    $13.08       $13.36         75,063
   01/01/2006 to 12/31/2006...........    $13.36       $14.67        220,578
   01/01/2007 to 12/31/2007...........    $14.67       $15.22      3,446,067
   01/01/2008 to 12/31/2008...........    $15.22       $11.00      3,892,435
   01/01/2009 to 12/31/2009...........    $11.00       $13.33      3,870,357
   01/01/2010 to 12/31/2010...........    $13.33       $14.51      3,849,263
   01/01/2011 to 12/31/2011...........    $14.51       $14.44      3,584,247
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.62         10,893
   01/01/2004 to 12/31/2004...........    $12.62       $14.03         49,912
   01/01/2005 to 12/31/2005...........    $14.03       $14.45         88,839
   01/01/2006 to 12/31/2006...........    $14.45       $17.11        733,091
   01/01/2007 to 12/31/2007...........    $17.11       $16.10      1,285,924
   01/01/2008 to 12/31/2008...........    $16.10       $ 9.13      1,259,992
   01/01/2009 to 12/31/2009...........    $ 9.13       $11.03      1,133,149
   01/01/2010 to 12/31/2010...........    $11.03       $12.20      1,034,301
   01/01/2011 to 12/31/2011...........    $12.20       $11.71        876,114
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.35         12,591
   01/01/2004 to 12/31/2004...........    $11.35       $12.04        137,089
   01/01/2005 to 12/31/2005...........    $12.04       $11.22        331,045
   01/01/2006 to 12/31/2006...........    $11.22       $11.64        323,151
   01/01/2007 to 12/31/2007...........    $11.64       $12.45        374,975
   01/01/2008 to 12/31/2008...........    $12.45       $11.86          8,768
   01/01/2009 to 12/31/2009...........    $11.86       $12.98         96,586
   01/01/2010 to 12/31/2010...........    $12.98       $13.39         69,359
   01/01/2011 to 12/31/2011...........    $13.39       $13.61         20,025
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.27          8,067
   01/01/2004 to 12/31/2004...........    $11.27       $11.63         15,562
   01/01/2005 to 12/31/2005...........    $11.63       $13.22         41,142
   01/01/2006 to 12/31/2006...........    $13.22       $13.63        919,208
   01/01/2007 to 12/31/2007...........    $13.63       $14.40      1,769,228
   01/01/2008 to 12/31/2008...........    $14.40       $ 8.35      1,830,240
   01/01/2009 to 12/31/2009...........    $ 8.35       $12.50      1,633,068
   01/01/2010 to 12/31/2010...........    $12.50       $14.13      1,380,159
   01/01/2011 to 12/31/2011...........    $14.13       $13.56      1,108,753

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.60          1,035
   01/01/2004 to 12/31/2004...........    $13.60       $17.41         37,779
   01/01/2005 to 12/31/2005...........    $17.41       $22.33         78,875
   01/01/2006 to 12/31/2006...........    $22.33       $25.25         93,241
   01/01/2007 to 12/31/2007...........    $25.25       $34.62        107,281
   01/01/2008 to 12/31/2008...........    $34.62       $16.90          1,934
   01/01/2009 to 12/31/2009...........    $16.90       $24.63         17,307
   01/01/2010 to 12/31/2010...........    $24.63       $28.96         12,201
   01/01/2011 to 12/31/2011...........    $28.96       $24.05          2,117
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99         25,430
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.28      1,073,254
   01/01/2007 to 12/31/2007...........    $11.28       $12.06      1,617,295
   01/01/2008 to 12/31/2008...........    $12.06       $ 6.79            302
   01/01/2009 to 12/31/2009...........    $ 6.79       $ 8.51        107,578
   01/01/2010 to 12/31/2010...........    $ 8.51       $ 9.52         74,413
   01/01/2011 to 12/31/2011...........    $ 9.52       $ 8.97        167,510
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97        509,680
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.22      1,371,484
   01/01/2009 to 12/31/2009...........    $ 9.22       $10.05      1,283,759
   01/01/2010 to 12/31/2010...........    $10.05       $10.57        910,184
   01/01/2011 to 12/31/2011...........    $10.57       $10.94        734,492
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.38          8,394
   01/01/2006 to 12/31/2006...........    $11.38       $12.33         16,564
   01/01/2007 to 12/31/2007...........    $12.33       $13.36         21,136
   01/01/2008 to 12/31/2008...........    $13.36       $ 7.68            124
   01/01/2009 to 12/31/2009...........    $ 7.68       $10.47          6,808
   01/01/2010 to 07/16/2010...........    $10.47       $10.21              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $12.71          1,395
   01/01/2004 to 12/31/2004...........    $12.71       $14.78          7,362
   01/01/2005 to 12/31/2005...........    $14.78       $16.74         21,181
   01/01/2006 to 12/31/2006...........    $16.74       $20.12         32,343
   01/01/2007 to 12/31/2007...........    $20.12       $22.58         49,950
   01/01/2008 to 12/31/2008...........    $22.58       $12.89            770
   01/01/2009 to 12/31/2009...........    $12.89       $14.59          8,114
   01/01/2010 to 07/16/2010...........    $14.59       $13.80              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.13          1,855
   01/01/2004 to 12/31/2004...........    $13.13       $13.74          3,028
   01/01/2005 to 12/31/2005...........    $13.74       $13.93          4,390
   01/01/2006 to 12/31/2006...........    $13.93       $14.41          6,159
   01/01/2007 to 12/31/2007...........    $14.41       $15.74          5,954
   01/01/2008 to 12/31/2008...........    $15.74       $11.19            381
   01/01/2009 to 12/31/2009...........    $11.19       $15.72          3,291
   01/01/2010 to 07/16/2010...........    $15.72       $14.62              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.07              0
   01/01/2009 to 12/31/2009...........    $ 6.07       $ 7.63            402
   01/01/2010 to 12/31/2010...........    $ 7.63       $ 8.86          1,055
   01/01/2011 to 12/31/2011...........    $ 8.86       $ 7.71             82
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.61        385,586
   01/01/2009 to 12/31/2009...........    $ 6.61       $ 8.39      1,203,098
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.03      1,517,010
   01/01/2011 to 12/31/2011...........    $ 9.03       $ 8.66      1,137,637
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.79          4,718
   01/01/2005 to 12/31/2005...........    $11.79       $12.68         30,022
   01/01/2006 to 12/31/2006...........    $12.68       $17.13         82,358
   01/01/2007 to 12/31/2007...........    $17.13       $18.95         88,767
   01/01/2008 to 12/31/2008...........    $18.95       $10.58          2,114
   01/01/2009 to 12/31/2009...........    $10.58       $14.57         47,160
   01/01/2010 to 12/31/2010...........    $14.57       $15.60          8,117
   01/01/2011 to 12/31/2011...........    $15.60       $14.09          2,147
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.13            207
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.07            641
INVESCO V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $13.05          3,083
   01/01/2004 to 12/31/2004...........    $13.05       $14.43          4,253
   01/01/2005 to 12/31/2005...........    $14.43       $15.60          5,984
   01/01/2006 to 12/31/2006...........    $15.60       $17.68         13,025
   01/01/2007 to 12/31/2007...........    $17.68       $19.35          8,406
   01/01/2008 to 12/31/2008...........    $19.35       $ 9.81             22
   01/01/2009 to 12/31/2009...........    $ 9.81       $13.63            480
   01/01/2010 to 12/31/2010...........    $13.63       $16.48            451
   01/01/2011 to 04/29/2011...........    $16.48       $18.30              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $12.54           751
   01/01/2004 to 12/31/2004...........    $12.54       $13.30         8,806
   01/01/2005 to 12/31/2005...........    $13.30       $13.75        17,882
   01/01/2006 to 12/31/2006...........    $13.75       $15.63        20,329
   01/01/2007 to 12/31/2007...........    $15.63       $11.86        18,656
   01/01/2008 to 12/31/2008...........    $11.86       $ 4.69           746
   01/01/2009 to 12/31/2009...........    $ 4.69       $ 5.84         3,783
   01/01/2010 to 12/31/2010...........    $ 5.84       $ 6.29         3,659
   01/01/2011 to 04/29/2011...........    $ 6.29       $ 6.61             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   01/01/2004 to 12/31/2004...........        --       $12.45         5,438
   01/01/2005 to 12/31/2005...........    $12.45       $13.14        26,387
   01/01/2006 to 12/31/2006...........    $13.14       $13.50        30,522
   01/01/2007 to 12/31/2007...........    $13.50       $14.73        32,928
   01/01/2008 to 12/31/2008...........    $14.73       $10.26         1,844
   01/01/2009 to 12/31/2009...........    $10.26       $12.79         8,749
   01/01/2010 to 12/31/2010...........    $12.79       $13.14         4,405
   01/01/2011 to 12/31/2011...........    $13.14       $13.34         2,034
INVESCO V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.19             0
   01/01/2009 to 12/31/2009...........    $ 6.19       $ 9.52             0
   01/01/2010 to 12/31/2010...........    $ 9.52       $11.27             0
   01/01/2011 to 12/31/2011...........    $11.27       $10.44             0
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $15.47         1,871
   01/01/2004 to 12/31/2004...........    $15.47       $18.09        17,121
   01/01/2005 to 12/31/2005...........    $18.09       $23.22        71,337
   01/01/2006 to 12/31/2006...........    $23.22       $30.50        60,883
   01/01/2007 to 12/31/2007...........    $30.50       $42.72        79,754
   01/01/2008 to 12/31/2008...........    $42.72       $17.57         1,024
   01/01/2009 to 12/31/2009...........    $17.57       $27.82        18,090
   01/01/2010 to 12/31/2010...........    $27.82       $31.53        12,607
   01/01/2011 to 12/31/2011...........    $31.53       $23.88         2,143
PROFUND VP ASIA 30
   01/01/2004 to 12/31/2004...........        --       $15.40         5,612
   01/01/2005 to 12/31/2005...........    $15.40       $17.97        25,189
   01/01/2006 to 12/31/2006...........    $17.97       $24.43        44,724
   01/01/2007 to 12/31/2007...........    $24.43       $35.22        48,755
   01/01/2008 to 12/31/2008...........    $35.22       $16.90           100
   01/01/2009 to 12/31/2009...........    $16.90       $25.44         7,691
   01/01/2010 to 12/31/2010...........    $25.44       $28.29         4,905
   01/01/2011 to 12/31/2011...........    $28.29       $20.15         1,112

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $12.79         1,039
   01/01/2004 to 12/31/2004...........    $12.79       $13.95           788
   01/01/2005 to 12/31/2005...........    $13.95       $13.60         1,138
   01/01/2006 to 12/31/2006...........    $13.60       $15.32         8,544
   01/01/2007 to 12/31/2007...........    $15.32       $10.87         8,941
   01/01/2008 to 12/31/2008...........    $10.87       $ 5.63         2,941
   01/01/2009 to 12/31/2009...........    $ 5.63       $ 5.26         1,692
   01/01/2010 to 12/31/2010...........    $ 5.26       $ 5.56         1,666
   01/01/2011 to 12/31/2011...........    $ 5.56       $ 3.98           639
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $14.28         3,155
   01/01/2005 to 12/31/2005...........    $14.28       $14.27       377,373
   01/01/2006 to 12/31/2006...........    $14.27       $16.09        17,804
   01/01/2007 to 12/31/2007...........    $16.09       $20.52        38,287
   01/01/2008 to 12/31/2008...........    $20.52       $ 9.73         1,810
   01/01/2009 to 12/31/2009...........    $ 9.73       $15.42         6,532
   01/01/2010 to 12/31/2010...........    $15.42       $19.52         6,279
   01/01/2011 to 12/31/2011...........    $19.52       $15.97           840
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 7.45        13,622
   01/01/2004 to 12/31/2004...........    $ 7.45       $ 6.52        14,578
   01/01/2005 to 12/31/2005...........    $ 6.52       $ 6.28        52,030
   01/01/2006 to 12/31/2006...........    $ 6.28       $ 5.67        29,474
   01/01/2007 to 12/31/2007...........    $ 5.67       $ 5.57        40,820
   01/01/2008 to 12/31/2008...........    $ 5.57       $ 7.60        14,838
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 5.35         8,406
   01/01/2010 to 12/31/2010...........    $ 5.35       $ 4.29         5,076
   01/01/2011 to 12/31/2011...........    $ 4.29       $ 3.82         1,325
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $11.94        10,714
   01/01/2004 to 12/31/2004...........    $11.94       $12.68        88,697
   01/01/2005 to 12/31/2005...........    $12.68       $12.72        45,152
   01/01/2006 to 12/31/2006...........    $12.72       $14.11       197,843
   01/01/2007 to 12/31/2007...........    $14.11       $14.26        61,197
   01/01/2008 to 12/31/2008...........    $14.26       $ 8.67        21,941
   01/01/2009 to 12/31/2009...........    $ 8.67       $10.53        32,361
   01/01/2010 to 12/31/2010...........    $10.53       $11.57         6,492
   01/01/2011 to 12/31/2011...........    $11.57       $11.29         9,862
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.20         1,731
   01/01/2005 to 12/31/2005...........    $12.20       $11.86         2,705
   01/01/2006 to 12/31/2006...........    $11.86       $13.04         4,679
   01/01/2007 to 12/31/2007...........    $13.04       $13.69        15,224
   01/01/2008 to 12/31/2008...........    $13.69       $ 9.80           482
   01/01/2009 to 12/31/2009...........    $ 9.80       $11.62         3,564
   01/01/2010 to 12/31/2010...........    $11.62       $13.31         2,156
   01/01/2011 to 12/31/2011...........    $13.31       $13.90           897

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $11.59         3,817
   01/01/2004 to 12/31/2004...........    $11.59       $12.17         1,211
   01/01/2005 to 12/31/2005...........    $12.17       $11.33           934
   01/01/2006 to 12/31/2006...........    $11.33       $12.38         3,025
   01/01/2007 to 12/31/2007...........    $12.38       $11.09         1,833
   01/01/2008 to 12/31/2008...........    $11.09       $ 7.42           250
   01/01/2009 to 12/31/2009...........    $ 7.42       $ 9.48         1,991
   01/01/2010 to 12/31/2010...........    $ 9.48       $11.23           852
   01/01/2011 to 12/31/2011...........    $11.23       $11.56           229
PROFUND VP EUROPE 30
   01/01/2004 to 12/31/2004...........        --       $14.64         7,739
   01/01/2005 to 12/31/2005...........    $14.64       $15.45         4,515
   01/01/2006 to 12/31/2006...........    $15.45       $17.72        17,612
   01/01/2007 to 12/31/2007...........    $17.72       $19.81        45,754
   01/01/2008 to 12/31/2008...........    $19.81       $10.83             0
   01/01/2009 to 12/31/2009...........    $10.83       $13.98         4,314
   01/01/2010 to 12/31/2010...........    $13.98       $14.00         3,079
   01/01/2011 to 12/31/2011...........    $14.00       $12.45           550
PROFUND VP FINANCIALS
   01/01/2004 to 12/31/2004...........        --       $13.33         1,103
   01/01/2005 to 12/31/2005...........    $13.33       $13.53         4,104
   01/01/2006 to 12/31/2006...........    $13.53       $15.50        21,324
   01/01/2007 to 12/31/2007...........    $15.50       $12.24         9,395
   01/01/2008 to 12/31/2008...........    $12.24       $ 5.91            56
   01/01/2009 to 12/31/2009...........    $ 5.91       $ 6.63         1,399
   01/01/2010 to 12/31/2010...........    $ 6.63       $ 7.18             0
   01/01/2011 to 12/31/2011...........    $ 7.18       $ 6.04            23
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $10.99         2,123
   01/01/2004 to 12/31/2004...........    $10.99       $10.98         4,035
   01/01/2005 to 12/31/2005...........    $10.98       $11.36        16,109
   01/01/2006 to 12/31/2006...........    $11.36       $11.67        36,508
   01/01/2007 to 12/31/2007...........    $11.67       $12.14        32,025
   01/01/2008 to 12/31/2008...........    $12.14       $ 8.97         1,571
   01/01/2009 to 12/31/2009...........    $ 8.97       $10.46         3,358
   01/01/2010 to 12/31/2010...........    $10.46       $10.50            60
   01/01/2011 to 12/31/2011...........    $10.50       $11.29           158
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $14.12           945
   01/01/2005 to 12/31/2005...........    $14.12       $14.12           664
   01/01/2006 to 12/31/2006...........    $14.12       $15.38         3,032
   01/01/2007 to 12/31/2007...........    $15.38       $16.77         5,387
   01/01/2008 to 12/31/2008...........    $16.77       $ 9.74           201
   01/01/2009 to 12/31/2009...........    $ 9.74       $11.80           151
   01/01/2010 to 12/31/2010...........    $11.80       $14.25           291
   01/01/2011 to 12/31/2011...........    $14.25       $13.66           174

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   01/01/2004 to 12/31/2004...........        --       $13.26         7,559
   01/01/2005 to 12/31/2005...........    $13.26       $18.35        23,865
   01/01/2006 to 12/31/2006...........    $18.35       $19.85        35,884
   01/01/2007 to 12/31/2007...........    $19.85       $17.43        24,259
   01/01/2008 to 12/31/2008...........    $17.43       $10.07         2,212
   01/01/2009 to 12/31/2009...........    $10.07       $10.84         1,160
   01/01/2010 to 12/31/2010...........    $10.84       $ 9.89         2,165
   01/01/2011 to 12/31/2011...........    $ 9.89       $ 7.86           734
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37            84
   01/01/2005 to 12/31/2005...........    $10.37       $10.21        47,332
   01/01/2006 to 12/31/2006...........    $10.21       $10.87        43,930
   01/01/2007 to 12/31/2007...........    $10.87       $11.35        81,239
   01/01/2008 to 12/31/2008...........    $11.35       $ 7.14           281
   01/01/2009 to 12/31/2009...........    $ 7.14       $ 9.04        21,452
   01/01/2010 to 12/31/2010...........    $ 9.04       $ 9.99        15,418
   01/01/2011 to 12/31/2011...........    $ 9.99       $10.05         9,519
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36            84
   01/01/2005 to 12/31/2005...........    $10.36       $10.42        52,611
   01/01/2006 to 12/31/2006...........    $10.42       $12.07        63,859
   01/01/2007 to 12/31/2007...........    $12.07       $11.79        41,316
   01/01/2008 to 12/31/2008...........    $11.79       $ 6.85         2,493
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 7.99         7,453
   01/01/2010 to 12/31/2010...........    $ 7.99       $ 8.80         1,472
   01/01/2011 to 12/31/2011...........    $ 8.80       $ 8.48           582
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.25         1,274
   01/01/2004 to 12/31/2004...........    $12.25       $13.28         6,489
   01/01/2005 to 12/31/2005...........    $13.28       $14.42        32,799
   01/01/2006 to 12/31/2006...........    $14.42       $14.63        42,481
   01/01/2007 to 12/31/2007...........    $14.63       $15.95        37,386
   01/01/2008 to 12/31/2008...........    $15.95       $ 9.53         1,091
   01/01/2009 to 12/31/2009...........    $ 9.53       $12.86        10,635
   01/01/2010 to 12/31/2010...........    $12.86       $16.12        23,920
   01/01/2011 to 12/31/2011...........    $16.12       $15.28         6,345

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.33           916
   01/01/2004 to 12/31/2004...........    $13.33       $15.08        12,473
   01/01/2005 to 12/31/2005...........    $15.08       $16.02        32,273
   01/01/2006 to 12/31/2006...........    $16.02       $17.56        54,436
   01/01/2007 to 12/31/2007...........    $17.56       $17.30        16,790
   01/01/2008 to 12/31/2008...........    $17.30       $10.76           635
   01/01/2009 to 12/31/2009...........    $10.76       $13.74         4,345
   01/01/2010 to 12/31/2010...........    $13.74       $16.15         1,560
   01/01/2011 to 12/31/2011...........    $16.15       $15.15         5,810
PROFUND VP NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $14.19        32,376
   01/01/2005 to 12/31/2005...........    $14.19       $13.88         7,108
   01/01/2006 to 12/31/2006...........    $13.88       $14.28        21,352
   01/01/2007 to 12/31/2007...........    $14.28       $16.40        47,836
   01/01/2008 to 12/31/2008...........    $16.40       $ 9.20         1,870
   01/01/2009 to 12/31/2009...........    $ 9.20       $13.65         3,246
   01/01/2010 to 12/31/2010...........    $13.65       $15.76         3,352
   01/01/2011 to 12/31/2011...........    $15.76       $15.60           159
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.07         2,434
   01/01/2004 to 12/31/2004...........    $12.07       $15.23        14,353
   01/01/2005 to 12/31/2005...........    $15.23       $19.52        47,094
   01/01/2006 to 12/31/2006...........    $19.52       $22.99       138,252
   01/01/2007 to 12/31/2007...........    $22.99       $29.72        77,955
   01/01/2008 to 12/31/2008...........    $29.72       $18.29         1,586
   01/01/2009 to 12/31/2009...........    $18.29       $20.61        12,708
   01/01/2010 to 12/31/2010...........    $20.61       $23.69         8,409
   01/01/2011 to 12/31/2011...........    $23.69       $23.65         2,152
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 9.91         1,646
   01/01/2004 to 12/31/2004...........    $ 9.91       $ 8.78         3,939
   01/01/2005 to 12/31/2005...........    $ 8.78       $ 8.25         4,239
   01/01/2006 to 12/31/2006...........    $ 8.25       $ 9.03        59,783
   01/01/2007 to 12/31/2007...........    $ 9.03       $ 9.02        13,834
   01/01/2008 to 12/31/2008...........    $ 9.02       $ 7.08         1,858
   01/01/2009 to 12/31/2009...........    $ 7.08       $ 8.08         4,748
   01/01/2010 to 12/31/2010...........    $ 8.08       $ 7.92         1,982
   01/01/2011 to 12/31/2011...........    $ 7.92       $ 8.98         1,297
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $15.35         1,458
   01/01/2004 to 12/31/2004...........    $15.35       $13.49         7,072
   01/01/2005 to 12/31/2005...........    $13.49       $16.64        44,065
   01/01/2006 to 12/31/2006...........    $16.64       $17.43       148,574
   01/01/2007 to 12/31/2007...........    $17.43       $20.83        54,917
   01/01/2008 to 12/31/2008...........    $20.83       $14.08        11,039
   01/01/2009 to 12/31/2009...........    $14.08       $18.59        18,451
   01/01/2010 to 12/31/2010...........    $18.59       $24.12        10,093
   01/01/2011 to 12/31/2011...........    $24.12       $19.02         2,936

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2004 to 12/31/2004...........        --       $16.45           629
   01/01/2005 to 12/31/2005...........    $16.45       $17.14        10,494
   01/01/2006 to 12/31/2006...........    $17.14       $22.17        32,136
   01/01/2007 to 12/31/2007...........    $22.17       $17.39        18,608
   01/01/2008 to 12/31/2008...........    $17.39       $ 9.97         1,827
   01/01/2009 to 12/31/2009...........    $ 9.97       $12.45         3,625
   01/01/2010 to 12/31/2010...........    $12.45       $15.15         2,959
   01/01/2011 to 12/31/2011...........    $15.15       $15.49           379
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.07        10,876
   01/01/2004 to 12/31/2004...........    $ 9.07       $ 7.89        52,002
   01/01/2005 to 12/31/2005...........    $ 7.89       $ 7.09       127,133
   01/01/2006 to 12/31/2006...........    $ 7.09       $ 7.62       113,335
   01/01/2007 to 12/31/2007...........    $ 7.62       $ 7.05        81,045
   01/01/2008 to 12/31/2008...........    $ 7.05       $ 4.27        16,755
   01/01/2009 to 12/31/2009...........    $ 4.27       $ 5.51        36,447
   01/01/2010 to 12/31/2010...........    $ 5.51       $ 4.51        31,795
   01/01/2011 to 12/31/2011...........    $ 4.51       $ 2.75        11,480
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.38        16,907
   01/01/2004 to 12/31/2004...........    $ 6.38       $ 5.54        16,306
   01/01/2005 to 12/31/2005...........    $ 5.54       $ 5.45        18,601
   01/01/2006 to 12/31/2006...........    $ 5.45       $ 5.24        12,891
   01/01/2007 to 12/31/2007...........    $ 5.24       $ 4.53        14,100
   01/01/2008 to 12/31/2008...........    $ 4.53       $ 6.55         2,465
   01/01/2009 to 12/31/2009...........    $ 6.55       $ 3.79         1,287
   01/01/2010 to 12/31/2010...........    $ 3.79       $ 2.92         4,075
   01/01/2011 to 12/31/2011...........    $ 2.92       $ 2.55           105
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.98        30,164
   01/01/2004 to 12/31/2004...........    $12.98       $15.17         9,388
   01/01/2005 to 12/31/2005...........    $15.17       $15.93        31,782
   01/01/2006 to 12/31/2006...........    $15.93       $16.89        17,685
   01/01/2007 to 12/31/2007...........    $16.89       $17.15        20,138
   01/01/2008 to 12/31/2008...........    $17.15       $11.04         1,422
   01/01/2009 to 12/31/2009...........    $11.04       $13.60         3,876
   01/01/2010 to 12/31/2010...........    $13.60       $16.69         9,243
   01/01/2011 to 12/31/2011...........    $16.69       $16.50         5,997

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.33        28,687
   01/01/2004 to 12/31/2004...........    $13.33       $15.63        29,856
   01/01/2005 to 12/31/2005...........    $15.63       $15.86        32,218
   01/01/2006 to 12/31/2006...........    $15.86       $18.18        52,464
   01/01/2007 to 12/31/2007...........    $18.18       $16.46        14,409
   01/01/2008 to 12/31/2008...........    $16.46       $11.14         1,870
   01/01/2009 to 12/31/2009...........    $11.14       $13.09         5,068
   01/01/2010 to 12/31/2010...........    $13.09       $15.60         3,948
   01/01/2011 to 12/31/2011...........    $15.60       $14.60         2,432
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $11.31        11,741
   01/01/2005 to 12/31/2005...........    $11.31       $10.30        14,202
   01/01/2006 to 12/31/2006...........    $10.30       $13.50        43,184
   01/01/2007 to 12/31/2007...........    $13.50       $14.28        14,887
   01/01/2008 to 12/31/2008...........    $14.28       $ 9.14         1,935
   01/01/2009 to 12/31/2009...........    $ 9.14       $ 9.58         2,887
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.81         5,873
   01/01/2011 to 12/31/2011...........    $10.81       $10.75           500
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2004 to 12/31/2004...........        --       $10.23        13,114
   01/01/2005 to 12/31/2005...........    $10.23       $10.89        35,357
   01/01/2006 to 12/31/2006...........    $10.89       $10.14        25,734
   01/01/2007 to 12/31/2007...........    $10.14       $10.90        96,242
   01/01/2008 to 12/31/2008...........    $10.90       $15.93         6,795
   01/01/2009 to 12/31/2009...........    $15.93       $10.48        11,390
   01/01/2010 to 12/31/2010...........    $10.48       $11.26         7,515
   01/01/2011 to 12/31/2011...........    $11.26       $15.77         6,149
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.37           557
   01/01/2004 to 12/31/2004...........    $16.37       $20.40         2,161
   01/01/2005 to 12/31/2005...........    $20.40       $23.47        33,020
   01/01/2006 to 12/31/2006...........    $23.47       $25.35         7,780
   01/01/2007 to 12/31/2007...........    $25.35       $26.21        13,702
   01/01/2008 to 12/31/2008...........    $26.21       $ 8.32            48
   01/01/2009 to 12/31/2009...........    $ 8.32       $13.46         4,257
   01/01/2010 to 12/31/2010...........    $13.46       $19.66         4,160
   01/01/2011 to 12/31/2011...........    $19.66       $16.57           195
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $14.84         7,490
   01/01/2005 to 12/31/2005...........    $14.84       $16.38        12,802
   01/01/2006 to 12/31/2006...........    $16.38       $19.06        25,289
   01/01/2007 to 12/31/2007...........    $19.06       $21.54        63,326
   01/01/2008 to 12/31/2008...........    $21.54       $14.57         2,079
   01/01/2009 to 12/31/2009...........    $14.57       $15.75         4,815
   01/01/2010 to 12/31/2010...........    $15.75       $16.28         4,562
   01/01/2011 to 12/31/2011...........    $16.28       $18.68         2,028

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52         4,127
   01/01/2005 to 12/31/2005...........    $10.52       $11.95        11,713
   01/01/2006 to 12/31/2006...........    $11.95       $14.12         8,042
   01/01/2007 to 12/31/2007...........    $14.12       $16.48         8,669
   01/01/2008 to 12/31/2008...........    $16.48       $ 7.99           447
   01/01/2009 to 12/31/2009...........    $ 7.99       $10.70         4,454
   01/01/2010 to 12/31/2010...........    $10.70       $11.91         4,767
   01/01/2011 to 12/31/2011...........    $11.91       $ 9.89         1,595
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.69         3,409
   01/01/2005 to 12/31/2005...........    $10.69       $10.87        21,189
   01/01/2006 to 12/31/2006...........    $10.87       $10.92        41,025
   01/01/2007 to 12/31/2007...........    $10.92       $11.10        31,201
   01/01/2008 to 12/31/2008...........    $11.10       $ 7.81         2,170
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 8.67         8,464
   01/01/2010 to 12/31/2010...........    $ 8.67       $10.10         7,288
   01/01/2011 to 12/31/2011...........    $10.10       $10.70         1,371
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.27       217,324
   01/01/2005 to 12/31/2005...........    $11.27       $11.79       168,306
   01/01/2006 to 12/31/2006...........    $11.79       $12.84       181,427
   01/01/2007 to 12/31/2007...........    $12.84       $13.71       155,689
   01/01/2008 to 12/31/2008...........    $13.71       $ 7.38         1,700
   01/01/2009 to 12/31/2009...........    $ 7.38       $ 8.14        21,798
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.47        23,739
   01/01/2011 to 12/31/2011...........    $ 9.47       $ 9.09         9,066
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.43        10,531
   01/01/2005 to 12/31/2005...........    $10.43       $ 9.85        16,903
   01/01/2006 to 12/31/2006...........    $ 9.85       $12.07        26,252
   01/01/2007 to 12/31/2007...........    $12.07       $11.86        17,941
   01/01/2008 to 12/31/2008...........    $11.86       $ 8.28         2,319
   01/01/2009 to 12/31/2009...........    $ 8.28       $ 9.20         7,119
   01/01/2010 to 12/31/2010...........    $ 9.20       $10.49         5,821
   01/01/2011 to 12/31/2011...........    $10.49       $11.03         1,782
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.71        86,134
   01/01/2006 to 12/31/2006...........    $ 9.71       $11.20       130,711
   01/01/2007 to 12/31/2007...........    $11.20       $11.05        94,930
   01/01/2008 to 12/31/2008...........    $11.05       $ 6.41         1,940
   01/01/2009 to 12/31/2009...........    $ 6.41       $ 7.14        28,946
   01/01/2010 to 12/31/2010...........    $ 7.14       $ 8.12        28,184
   01/01/2011 to 12/31/2011...........    $ 8.12       $ 8.40         9,909

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2004 to 12/31/2004...........        --       $13.22           480
   01/01/2005 to 12/31/2005...........    $13.22       $13.59         5,640
   01/01/2006 to 12/31/2006...........    $13.59       $15.73        17,620
   01/01/2007 to 12/31/2007...........    $15.73       $15.78        33,562
   01/01/2008 to 12/31/2008...........    $15.78       $ 9.78           145
   01/01/2009 to 12/31/2009...........    $ 9.78       $11.16           354
   01/01/2010 to 07/16/2010...........    $11.16       $10.68             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $13.82       $16.65         1,791
   01/01/2011 to 12/31/2011...........    $16.65       $14.18           241
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $10.68       $12.40            93
   01/01/2011 to 12/31/2011...........    $12.40       $11.84             0
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.62       $18.38         2,813
   01/01/2011 to 12/31/2011...........    $18.38       $16.98         1,868
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.21         3,806
   01/01/2011 to 12/31/2011...........    $12.21       $11.40           340


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.45%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.18      2,443,141
   01/01/2010 to 12/31/2010...........    $12.18       $13.31      3,949,179
   01/01/2011 to 12/31/2011...........    $13.31       $12.64      2,931,866
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.38      1,130,101
   01/01/2010 to 12/31/2010...........    $12.38       $13.73      1,701,914
   01/01/2011 to 12/31/2011...........    $13.73       $13.41      1,389,885
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.43         61,861
   01/01/2010 to 12/31/2010...........    $12.43       $13.80         95,348
   01/01/2011 to 12/31/2011...........    $13.80       $13.95         87,099
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.01      2,769,807
   01/01/2010 to 12/31/2010...........    $12.01       $13.16      4,171,056
   01/01/2011 to 12/31/2011...........    $13.16       $12.68      3,413,824
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.12         54,933
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.72        115,228
   01/01/2010 to 12/31/2010...........    $12.72       $13.96        165,907
   01/01/2011 to 12/31/2011...........    $13.96       $13.55        153,332

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.28      2,987,900
   01/01/2010 to 12/31/2010...........    $12.28       $13.58      4,481,134
   01/01/2011 to 12/31/2011...........    $13.58       $12.93      3,050,077
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.31        705,914
   01/01/2010 to 12/31/2010...........    $12.31       $13.73      1,081,022
   01/01/2011 to 12/31/2011...........    $13.73       $13.08        743,125
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $11.91      1,021,494
   01/01/2010 to 12/31/2010...........    $11.91       $13.00      1,695,420
   01/01/2011 to 12/31/2011...........    $13.00       $12.45      1,349,916
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.61       $14.47         21,220
   01/01/2010 to 12/31/2010...........    $14.47       $18.17         78,297
   01/01/2011 to 12/31/2011...........    $18.17       $18.89         68,471
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.95         83,923
   01/01/2010 to 12/31/2010...........    $12.95       $16.74         69,225
   01/01/2011 to 12/31/2011...........    $16.74       $14.19        111,609
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $11.94        362,128
   01/01/2010 to 12/31/2010...........    $11.94       $13.20        624,558
   01/01/2011 to 12/31/2011...........    $13.20       $12.56        461,614
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.26      1,663,537
   01/01/2010 to 12/31/2010...........    $12.26       $13.68      1,910,950
   01/01/2011 to 12/31/2011...........    $13.68       $13.15      1,598,083
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.12      2,098,937
   01/01/2010 to 12/31/2010...........    $12.12       $14.08      3,200,820
   01/01/2011 to 12/31/2011...........    $14.08       $12.88      2,085,788
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.86       $13.90         41,621
   01/01/2010 to 12/31/2010...........    $13.90       $16.30         65,621
   01/01/2011 to 12/31/2011...........    $16.30       $15.10         45,601
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.81        177,753
   01/01/2010 to 12/31/2010...........    $12.81       $13.78        194,874
   01/01/2011 to 12/31/2011...........    $13.78       $12.91        140,432

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $12.17          75,569
   01/01/2010 to 12/31/2010...........    $12.17       $13.40         137,164
   01/01/2011 to 12/31/2011...........    $13.40       $12.36          91,047
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $13.45         235,589
   01/01/2010 to 12/31/2010...........    $13.45       $15.72         440,042
   01/01/2011 to 12/31/2011...........    $15.72       $14.88         254,658
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.73         112,264
   01/01/2010 to 12/31/2010...........    $12.73       $15.74         244,740
   01/01/2011 to 12/31/2011...........    $15.74       $15.55         171,766
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.48          95,606
   01/01/2010 to 12/31/2010...........    $12.48       $13.82         197,331
   01/01/2011 to 12/31/2011...........    $13.82       $13.91         179,178
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.22         669,427
   01/01/2010 to 12/31/2010...........    $12.22       $13.56       1,219,025
   01/01/2011 to 12/31/2011...........    $13.56       $13.16         707,163
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.83       1,069,398
   01/01/2010 to 12/31/2010...........    $11.83       $12.88       1,722,014
   01/01/2011 to 12/31/2011...........    $12.88       $12.50       1,508,359
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.24          61,190
   01/01/2010 to 12/31/2010...........    $13.24       $14.78         114,002
   01/01/2011 to 12/31/2011...........    $14.78       $12.56          75,035
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $13.07          49,463
   01/01/2010 to 12/31/2010...........    $13.07       $14.16         140,823
   01/01/2011 to 12/31/2011...........    $14.16       $12.08          92,030
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $10.82               0
   01/01/2010 to 12/31/2010...........    $10.82       $11.69          77,776
   01/01/2011 to 12/31/2011...........    $11.69       $12.83      10,513,694

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $11.64      1,382,051
   01/01/2010 to 12/31/2010...........    $11.64       $12.18      1,686,564
   01/01/2011 to 12/31/2011...........    $12.18       $11.91      1,458,362
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28         36,602
   01/01/2010 to 12/31/2010...........    $10.28       $11.16         58,400
   01/01/2011 to 12/31/2011...........    $11.16       $10.96         55,060
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29          4,588
   01/01/2010 to 12/31/2010...........    $10.29       $11.41        129,178
   01/01/2011 to 12/31/2011...........    $11.41       $10.48         48,689
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.55        201,691
   01/01/2010 to 12/31/2010...........    $13.55       $14.17        337,387
   01/01/2011 to 12/31/2011...........    $14.17       $12.56        228,979
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.70         46,704
   01/01/2010 to 12/31/2010...........    $12.70       $14.02         58,656
   01/01/2011 to 12/31/2011...........    $14.02       $13.10         41,926
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.05         96,778
   01/01/2010 to 12/31/2010...........    $12.05       $13.33        144,043
   01/01/2011 to 12/31/2011...........    $13.33       $14.33        212,784
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.68        132,749
   01/01/2010 to 12/31/2010...........    $12.68       $14.82        244,736
   01/01/2011 to 12/31/2011...........    $14.82       $14.32        174,151
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.07       $13.33         76,212
   01/01/2010 to 12/31/2010...........    $13.33       $14.57        177,654
   01/01/2011 to 12/31/2011...........    $14.57       $13.77        123,927
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.12        137,082
   01/01/2010 to 12/31/2010...........    $12.12       $13.33        212,508
   01/01/2011 to 12/31/2011...........    $13.33       $12.93        145,330

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.20         75,379
   01/01/2010 to 12/31/2010...........    $13.20       $15.91        137,053
   01/01/2011 to 12/31/2011...........    $15.91       $14.99         95,278
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $ 9.84        534,643
   01/01/2010 to 12/31/2010...........    $ 9.84       $ 9.60        722,156
   01/01/2011 to 12/31/2011...........    $ 9.60       $ 9.37        650,694
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.68         57,122
   01/01/2010 to 12/31/2010...........    $13.68       $16.47        137,131
   01/01/2011 to 12/31/2011...........    $16.47       $15.67         98,601
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06          4,132
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.33         38,133
   01/01/2010 to 12/31/2010...........    $12.33       $15.48        103,428
   01/01/2011 to 12/31/2011...........    $15.48       $15.35         88,711
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.93       $12.04         49,314
   01/01/2010 to 12/31/2010...........    $12.04       $14.12         97,356
   01/01/2011 to 04/29/2011...........    $14.12       $15.80              0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $14.76        143,569
   01/01/2010 to 12/31/2010...........    $14.76       $17.60        322,078
   01/01/2011 to 12/31/2011...........    $17.60       $13.69        188,326
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.46        218,191
   01/01/2010 to 12/31/2010...........    $10.46       $10.60        494,017
   01/01/2011 to 12/31/2011...........    $10.60       $10.57        438,828
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $11.02      2,350,903
   01/01/2010 to 12/31/2010...........    $11.02       $11.58      4,777,220
   01/01/2011 to 12/31/2011...........    $11.58       $11.66      3,685,504

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.58      3,351,135
   01/01/2010 to 12/31/2010...........    $11.58       $12.49      4,703,974
   01/01/2011 to 12/31/2011...........    $12.49       $12.30      3,873,239
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06              0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.77         51,864
   01/01/2010 to 12/31/2010...........    $12.77       $14.34         39,095
   01/01/2011 to 12/31/2011...........    $14.34       $14.47         48,752
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.85              0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.35      1,364,897
   01/01/2010 to 12/31/2010...........    $12.35       $13.47      2,645,222
   01/01/2011 to 12/31/2011...........    $13.47       $12.70      1,998,748
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $13.10         50,705
   01/01/2010 to 12/31/2010...........    $13.10       $17.43        138,778
   01/01/2011 to 12/31/2011...........    $17.43       $16.84        100,627
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.91         36,288
   01/01/2010 to 12/31/2010...........    $12.91       $15.87         74,369
   01/01/2011 to 12/31/2011...........    $15.87       $14.55         47,102
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.11      1,411,064
   01/01/2010 to 12/31/2010...........    $12.11       $13.18      2,333,576
   01/01/2011 to 12/31/2011...........    $13.18       $13.11      1,881,784
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.87         40,037
   01/01/2010 to 12/31/2010...........    $12.87       $14.22         70,046
   01/01/2011 to 12/31/2011...........    $14.22       $13.64         66,528
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.08        174,116
   01/01/2010 to 12/31/2010...........    $11.08       $11.43        296,195
   01/01/2011 to 12/31/2011...........    $11.43       $11.61        235,612

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.13        183,514
   01/01/2010 to 12/31/2010...........    $13.13       $14.83        316,786
   01/01/2011 to 12/31/2011...........    $14.83       $14.22        215,988
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.72        211,036
   01/01/2010 to 12/31/2010...........    $13.72       $16.12        443,457
   01/01/2011 to 12/31/2011...........    $16.12       $13.38        307,537
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.73         90,594
   01/01/2010 to 12/31/2010...........    $12.73       $14.24        158,984
   01/01/2011 to 12/31/2011...........    $14.24       $13.41        222,060
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.73        406,240
   01/01/2010 to 12/31/2010...........    $10.73       $11.28        671,704
   01/01/2011 to 12/31/2011...........    $11.28       $11.67        540,443
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $10.04       $12.60            488
   01/01/2010 to 07/16/2010...........    $12.60       $12.28              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $10.05       $12.70          3,875
   01/01/2010 to 07/16/2010...........    $12.70       $12.02              0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.89       $12.81          1,263
   01/01/2010 to 07/16/2010...........    $12.81       $11.91              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $13.24          5,431
   01/01/2010 to 12/31/2010...........    $13.24       $15.37          9,274
   01/01/2011 to 12/31/2011...........    $15.37       $13.36          9,882
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $10.07       $12.79      1,483,963
   01/01/2010 to 12/31/2010...........    $12.79       $13.76      2,473,221
   01/01/2011 to 12/31/2011...........    $13.76       $13.20      1,683,866
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $14.45          5,565
   01/01/2010 to 12/31/2010...........    $14.45       $15.47         21,660
   01/01/2011 to 12/31/2011...........    $15.47       $13.96         12,912

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.12         6,750
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.07         2,642
INVESCO V.I. DYNAMICS FUND
   05/01/2009 to 12/31/2009...........    $10.04       $13.12             0
   01/01/2010 to 12/31/2010...........    $13.12       $15.84         3,109
   01/01/2011 to 04/29/2011...........    $15.84       $17.60             0
INVESCO V.I. FINANCIAL SERVICES FUND
   05/01/2009 to 12/31/2009...........    $10.00       $13.96         1,771
   01/01/2010 to 12/31/2010...........    $13.96       $15.02           920
   01/01/2011 to 04/29/2011...........    $15.02       $15.80             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.72        10,533
   01/01/2010 to 12/31/2010...........    $12.72       $13.07         9,338
   01/01/2011 to 12/31/2011...........    $13.07       $13.25         8,920
NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $10.12       $14.47         3,343
   01/01/2010 to 12/31/2010...........    $14.47       $16.40        11,395
   01/01/2011 to 12/31/2011...........    $16.40       $12.41        10,071
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $10.20       $13.98           888
   01/01/2010 to 12/31/2010...........    $13.98       $15.53         2,422
   01/01/2011 to 12/31/2011...........    $15.53       $11.06         2,758
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 9.77       $12.48             0
   01/01/2010 to 12/31/2010...........    $12.48       $13.19             0
   01/01/2011 to 12/31/2011...........    $13.19       $ 9.42             0
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $10.15       $14.26         2,616
   01/01/2010 to 12/31/2010...........    $14.26       $18.04         3,639
   01/01/2011 to 12/31/2011...........    $18.04       $14.76           818
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 7.31         4,687
   01/01/2010 to 12/31/2010...........    $ 7.31       $ 5.86         7,366
   01/01/2011 to 12/31/2011...........    $ 5.86       $ 5.21         8,428

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $10.05       $12.64         1,010
   01/01/2010 to 12/31/2010...........    $12.64       $13.88           590
   01/01/2011 to 12/31/2011...........    $13.88       $13.54           541
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.54         1,709
   01/01/2010 to 12/31/2010...........    $12.54       $14.35         9,142
   01/01/2011 to 12/31/2011...........    $14.35       $14.98         8,097
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.27           666
   01/01/2010 to 12/31/2010...........    $12.27       $14.53         1,666
   01/01/2011 to 12/31/2011...........    $14.53       $14.96           877
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $10.15       $13.60         2,019
   01/01/2010 to 12/31/2010...........    $13.60       $13.62         2,011
   01/01/2011 to 12/31/2011...........    $13.62       $12.11             0
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 9.83       $12.85        47,880
   01/01/2010 to 12/31/2010...........    $12.85       $13.90        43,045
   01/01/2011 to 12/31/2011...........    $13.90       $11.69        22,526
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.75        18,798
   01/01/2010 to 12/31/2010...........    $12.75       $12.79        33,487
   01/01/2011 to 12/31/2011...........    $12.79       $13.74        47,289
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $10.11       $12.75        28,399
   01/01/2010 to 12/31/2010...........    $12.75       $15.39         6,201
   01/01/2011 to 12/31/2011...........    $15.39       $14.75        14,746
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $10.22       $11.34             0
   01/01/2010 to 12/31/2010...........    $11.34       $10.34             0
   01/01/2011 to 12/31/2011...........    $10.34       $ 8.21         1,349
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.07       $12.61         1,230
   01/01/2010 to 12/31/2010...........    $12.61       $13.92         3,389
   01/01/2011 to 12/31/2011...........    $13.92       $14.01         2,581

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.03       $12.67         2,910
   01/01/2010 to 12/31/2010...........    $12.67       $13.95         6,499
   01/01/2011 to 12/31/2011...........    $13.95       $13.43         6,095
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.63           216
   01/01/2010 to 12/31/2010...........    $12.63       $15.83         3,970
   01/01/2011 to 12/31/2011...........    $15.83       $14.99        10,146
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.92       $12.73         2,344
   01/01/2010 to 12/31/2010...........    $12.73       $14.96         1,607
   01/01/2011 to 12/31/2011...........    $14.96       $14.02           836
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $10.01       $13.02           157
   01/01/2010 to 12/31/2010...........    $13.02       $15.02           325
   01/01/2011 to 12/31/2011...........    $15.02       $14.86           141
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $10.30       $11.90        16,160
   01/01/2010 to 12/31/2010...........    $11.90       $13.67        25,455
   01/01/2011 to 12/31/2011...........    $13.67       $13.64        40,270
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $10.02       $13.06             0
   01/01/2010 to 12/31/2010...........    $13.06       $12.80             0
   01/01/2011 to 12/31/2011...........    $12.80       $14.50           654
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $10.01       $13.65        32,444
   01/01/2010 to 12/31/2010...........    $13.65       $17.70        38,027
   01/01/2011 to 12/31/2011...........    $17.70       $13.95        51,835
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 9.62       $13.99        14,788
   01/01/2010 to 12/31/2010...........    $13.99       $17.02        20,734
   01/01/2011 to 12/31/2011...........    $17.02       $17.39        33,412
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $10.11       $10.20        16,679
   01/01/2010 to 12/31/2010...........    $10.20       $ 8.36         9,433
   01/01/2011 to 12/31/2011...........    $ 8.36       $ 5.10         9,365

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 9.99       $ 7.08             0
   01/01/2010 to 12/31/2010...........    $ 7.08       $ 5.45             0
   01/01/2011 to 12/31/2011...........    $ 5.45       $ 4.76             0
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.01       $12.55         4,138
   01/01/2010 to 12/31/2010...........    $12.55       $15.39         5,315
   01/01/2011 to 12/31/2011...........    $15.39       $15.21         4,716
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.96       $12.37        11,861
   01/01/2010 to 12/31/2010...........    $12.37       $14.74         3,759
   01/01/2011 to 12/31/2011...........    $14.74       $13.79         2,340
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $10.15       $10.99        12,339
   01/01/2010 to 12/31/2010...........    $10.99       $12.41        24,899
   01/01/2011 to 12/31/2011...........    $12.41       $12.33        45,449
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $ 9.89       $ 8.88             0
   01/01/2010 to 12/31/2010...........    $ 8.88       $ 9.54         1,233
   01/01/2011 to 12/31/2011...........    $ 9.54       $13.36        15,147
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.94       $15.99           465
   01/01/2010 to 12/31/2010...........    $15.99       $23.35        11,384
   01/01/2011 to 12/31/2011...........    $23.35       $19.67        13,805
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.23       $12.22         2,802
   01/01/2010 to 12/31/2010...........    $12.22       $12.63        19,168
   01/01/2011 to 12/31/2011...........    $12.63       $14.48        16,860
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.37             0
   01/01/2010 to 12/31/2010...........    $13.37       $14.87             0
   01/01/2011 to 12/31/2011...........    $14.87       $12.34             0
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $11.98             0
   01/01/2010 to 12/31/2010...........    $11.98       $13.94             0
   01/01/2011 to 12/31/2011...........    $13.94       $14.77             0
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.27             0
   01/01/2010 to 12/31/2010...........    $12.27       $14.26         2,215
   01/01/2011 to 12/31/2011...........    $14.26       $13.68         2,214

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.27          167
   01/01/2010 to 12/31/2010...........    $13.27       $15.11        1,508
   01/01/2011 to 12/31/2011...........    $15.11       $15.88          870
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $13.68        8,632
   01/01/2010 to 12/31/2010...........    $13.68       $15.55        3,148
   01/01/2011 to 12/31/2011...........    $15.55       $16.08        3,148
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $10.09       $12.24        1,322
   01/01/2010 to 07/16/2010...........    $12.24       $11.71            0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.03       $14.49        4,743
   01/01/2011 to 12/31/2011...........    $14.49       $12.33        3,833
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.71       $13.60        1,322
   01/01/2011 to 12/31/2011...........    $13.60       $12.98        1,512
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.91       $14.97        6,279
   01/01/2011 to 12/31/2011...........    $14.97       $13.82        5,270
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.20        1,720
   01/01/2011 to 12/31/2011...........    $12.20       $11.39        1,247


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF HAV OR EBP & LT5 OR GMWB, HAV & EBP OR WITH ANY ONE COMBO 5% OR HDV AND GMWB OR COMBO 5%/HAV AND HD GRO/GRO PLUS 2008 OR HAV, EBP AND HD GRO OR HD GRO 60 BPS AND HAV OR GRO PLUS 2008 60 BPS
                                AND HAV (2.50%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.50               0
   01/01/2006 to 12/31/2006...........    $10.50       $11.22               0
   01/01/2007 to 12/31/2007...........    $11.22       $11.51               0
   01/01/2008 to 12/31/2008...........    $11.51       $10.70               0
   01/01/2009 to 12/31/2009...........    $10.70       $12.19               0
   01/01/2010 to 12/31/2010...........    $12.19       $13.84               0
   01/01/2011 to 12/31/2011...........    $13.84       $13.86               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         769,273
   01/01/2006 to 12/31/2006...........    $10.01       $10.91       7,709,270
   01/01/2007 to 12/31/2007...........    $10.91       $11.61      13,424,715
   01/01/2008 to 12/31/2008...........    $11.61       $ 7.72       9,794,274
   01/01/2009 to 12/31/2009...........    $ 7.72       $ 9.36       9,176,774
   01/01/2010 to 12/31/2010...........    $ 9.36       $10.22       9,120,739
   01/01/2011 to 12/31/2011...........    $10.22       $ 9.70       8,340,337
AST ADVANCED STRATEGIES PORTFOLIO
   01/01/2006 to 12/31/2006...........    $10.00       $10.59       2,669,191
   01/01/2007 to 12/31/2007...........    $10.59       $11.30       6,685,846
   01/01/2008 to 12/31/2008...........    $11.30       $ 7.74       4,878,104
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 9.52       4,725,412
   01/01/2010 to 12/31/2010...........    $ 9.52       $10.55       4,623,037
   01/01/2011 to 12/31/2011...........    $10.55       $10.30       4,359,824
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.73           6,346
   01/01/2005 to 12/02/2005...........    $10.73       $12.22               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.15          1,191
   01/01/2005 to 12/02/2005...........    $11.15       $12.24              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.72          7,406
   01/01/2005 to 12/31/2005...........    $11.72       $11.96         15,334
   01/01/2006 to 12/31/2006...........    $11.96       $13.63          9,301
   01/01/2007 to 12/31/2007...........    $13.63       $13.27         11,829
   01/01/2008 to 12/31/2008...........    $13.27       $ 8.44         13,191
   01/01/2009 to 12/31/2009...........    $ 8.44       $ 9.69         46,726
   01/01/2010 to 12/31/2010...........    $ 9.69       $10.76         84,696
   01/01/2011 to 12/31/2011...........    $10.76       $10.87         74,554
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         70,575
   01/01/2006 to 12/31/2006...........    $10.02       $10.80      1,746,072
   01/01/2007 to 12/31/2007...........    $10.80       $11.49      4,458,693
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.98      4,321,571
   01/01/2009 to 12/31/2009...........    $ 7.98       $ 9.60      4,400,120
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.51      4,724,825
   01/01/2011 to 12/31/2011...........    $10.51       $10.12      4,223,929
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.11        261,629
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.25          6,163
   01/01/2005 to 12/31/2005...........    $12.25       $13.06         20,481
   01/01/2006 to 12/31/2006...........    $13.06       $15.50         24,606
   01/01/2007 to 12/31/2007...........    $15.50       $15.29         33,434
   01/01/2008 to 12/31/2008...........    $15.29       $ 9.35         36,417
   01/01/2009 to 12/31/2009...........    $ 9.35       $10.78         41,463
   01/01/2010 to 12/31/2010...........    $10.78       $11.82         59,090
   01/01/2011 to 12/31/2011...........    $11.82       $11.47         41,624
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.22        656,950
   01/01/2009 to 12/31/2009...........    $11.22       $10.90        730,606
   01/01/2010 to 12/31/2010...........    $10.90       $11.63        523,261
   01/01/2011 to 12/31/2011...........    $11.63       $12.06        473,027
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.31         93,200
   01/01/2010 to 12/31/2010...........    $ 9.31       $10.04        113,300
   01/01/2011 to 12/31/2011...........    $10.04       $10.73        207,529

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.69         409,544
   01/01/2011 to 12/31/2011...........    $10.69       $11.61       1,362,227
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $11.96         616,319
   01/01/2009 to 12/31/2009...........    $11.96       $10.95         702,534
   01/01/2010 to 12/31/2010...........    $10.95       $11.87         463,157
   01/01/2011 to 12/31/2011...........    $11.87       $13.15       1,874,973
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.02         407,383
   01/01/2009 to 12/31/2009...........    $12.02       $10.82         397,542
   01/01/2010 to 12/31/2010...........    $10.82       $11.75         376,845
   01/01/2011 to 12/31/2011...........    $11.75       $13.28         299,580
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.73          26,973
   01/01/2010 to 12/31/2010...........    $ 8.73       $ 9.52         158,180
   01/01/2011 to 12/31/2011...........    $ 9.52       $11.01          30,219
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.93         234,930
   01/01/2011 to 12/31/2011...........    $10.93       $12.82       1,098,426
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.94         643,997
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,368,846
   01/01/2006 to 12/31/2006...........    $10.00       $11.08      12,654,379
   01/01/2007 to 12/31/2007...........    $11.08       $11.86      24,127,022
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.52      16,392,108
   01/01/2009 to 12/31/2009...........    $ 7.52       $ 9.19      15,447,384
   01/01/2010 to 12/31/2010...........    $ 9.19       $10.16      15,150,836
   01/01/2011 to 12/31/2011...........    $10.16       $ 9.67      13,177,505
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.49          45,697
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.26         227,281
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 8.98         338,241
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.01         450,489
   01/01/2011 to 12/31/2011...........    $10.01       $ 9.53         492,975
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03          31,102
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.08         393,045
   01/01/2009 to 12/31/2009...........    $ 7.08       $ 8.52         507,568
   01/01/2010 to 12/31/2010...........    $ 8.52       $ 9.30         670,563
   01/01/2011 to 12/31/2011...........    $ 9.30       $ 8.90         577,467

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.07          5,246
   01/01/2005 to 12/31/2005...........    $14.07       $15.76         20,509
   01/01/2006 to 12/31/2006...........    $15.76       $21.01         34,372
   01/01/2007 to 12/31/2007...........    $21.01       $16.40         20,153
   01/01/2008 to 12/31/2008...........    $16.40       $10.38         35,655
   01/01/2009 to 12/31/2009...........    $10.38       $13.36         36,560
   01/01/2010 to 12/31/2010...........    $13.36       $16.76        147,356
   01/01/2011 to 12/31/2011...........    $16.76       $17.42         77,620
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.71            634
   01/01/2005 to 12/31/2005...........    $12.71       $12.54         12,111
   01/01/2006 to 12/31/2006...........    $12.54       $14.67         18,719
   01/01/2007 to 12/31/2007...........    $14.67       $11.76         15,122
   01/01/2008 to 07/18/2008...........    $11.76       $10.72              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.64         53,866
   01/01/2005 to 12/31/2005...........    $12.64       $13.49        565,771
   01/01/2006 to 12/31/2006...........    $13.49       $14.85        447,606
   01/01/2007 to 12/31/2007...........    $14.85       $16.10        364,297
   01/01/2008 to 12/31/2008...........    $16.10       $ 8.77        349,875
   01/01/2009 to 12/31/2009...........    $ 8.77       $11.35        309,404
   01/01/2010 to 12/31/2010...........    $11.35       $14.67        247,426
   01/01/2011 to 12/31/2011...........    $14.67       $12.43        239,050
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99         16,587
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.09        274,748
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.38        281,941
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.26        273,744
   01/01/2011 to 12/31/2011...........    $ 9.26       $ 8.81        353,809
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/01/2006 to 12/31/2006...........    $10.00       $10.51      2,141,625
   01/01/2007 to 12/31/2007...........    $10.51       $11.12      5,799,312
   01/01/2008 to 12/31/2008...........    $11.12       $ 7.10      3,578,870
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.58      3,629,090
   01/01/2010 to 12/31/2010...........    $ 8.58       $ 9.56      3,796,493
   01/01/2011 to 12/31/2011...........    $ 9.56       $ 9.19      3,237,291

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/01/2006 to 12/31/2006...........    $10.00       $10.41      2,720,409
   01/01/2007 to 12/31/2007...........    $10.41       $11.31      8,769,507
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.54      5,699,090
   01/01/2009 to 12/31/2009...........    $ 6.54       $ 8.03      6,627,184
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 9.32      6,678,107
   01/01/2011 to 12/31/2011...........    $ 9.32       $ 8.52      6,108,939
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.44         29,504
   01/01/2009 to 11/13/2009...........    $ 7.44       $ 8.26              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.09          2,067
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 8.02          9,413
   01/01/2010 to 12/31/2010...........    $ 8.02       $ 9.40         17,776
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 8.70          4,128
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.54         12,303
   01/01/2005 to 12/31/2005...........    $10.54       $10.62         11,547
   01/01/2006 to 12/31/2006...........    $10.62       $11.39         16,680
   01/01/2007 to 12/31/2007...........    $11.39       $12.66         23,829
   01/01/2008 to 12/31/2008...........    $12.66       $ 7.37         29,418
   01/01/2009 to 12/31/2009...........    $ 7.37       $10.74         53,678
   01/01/2010 to 12/31/2010...........    $10.74       $11.55         28,717
   01/01/2011 to 12/31/2011...........    $11.55       $10.82          8,260
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.50        228,955
   01/01/2005 to 12/31/2005...........    $11.50       $11.75      2,705,503
   01/01/2006 to 12/31/2006...........    $11.75       $13.43      1,822,699
   01/01/2007 to 12/31/2007...........    $13.43       $13.76      1,543,446
   01/01/2008 to 12/31/2008...........    $13.76       $ 7.96      1,454,713
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.25      1,405,920
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.18      1,247,404
   01/01/2011 to 12/31/2011...........    $10.18       $ 9.38      1,058,858
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.91         33,665
   01/01/2005 to 12/31/2005...........    $11.91       $12.17        369,860
   01/01/2006 to 12/31/2006...........    $12.17       $12.61        271,316
   01/01/2007 to 12/31/2007...........    $12.61       $14.67        213,414
   01/01/2008 to 12/31/2008...........    $14.67       $ 8.47        183,064
   01/01/2009 to 12/31/2009...........    $ 8.47       $12.97        150,660
   01/01/2010 to 12/31/2010...........    $12.97       $15.15        182,054
   01/01/2011 to 12/31/2011...........    $15.15       $14.34        122,494

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.68       $12.98              0
   01/01/2006 to 12/31/2006...........    $12.98       $14.84              0
   01/01/2007 to 12/31/2007...........    $14.84       $13.73              0
   01/01/2008 to 12/31/2008...........    $13.73       $ 9.82          4,474
   01/01/2009 to 12/31/2009...........    $ 9.82       $12.14          4,041
   01/01/2010 to 12/31/2010...........    $12.14       $15.01         65,600
   01/01/2011 to 12/31/2011...........    $15.01       $14.82         32,212
AST HIGH YIELD PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.24         65,084
   01/01/2005 to 12/31/2005...........    $11.24       $11.09        220,087
   01/01/2006 to 12/31/2006...........    $11.09       $11.93        199,447
   01/01/2007 to 12/31/2007...........    $11.93       $11.92        134,569
   01/01/2008 to 12/31/2008...........    $11.92       $ 8.65         93,825
   01/01/2009 to 12/31/2009...........    $ 8.65       $11.44         46,988
   01/01/2010 to 12/31/2010...........    $11.44       $12.65        120,128
   01/01/2011 to 12/31/2011...........    $12.65       $12.73         97,978
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18          7,338
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.88        169,345
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.49        299,075
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.42        202,325
   01/01/2011 to 12/31/2011...........    $ 9.42       $ 9.14        303,032
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16          7,395
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.51        248,327
   01/01/2009 to 12/31/2009...........    $ 7.51       $ 9.03        470,062
   01/01/2010 to 12/31/2010...........    $ 9.03       $ 9.83        499,627
   01/01/2011 to 12/31/2011...........    $ 9.83       $ 9.53        435,315
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.94        135,829
   01/01/2005 to 12/31/2005...........    $11.94       $13.57      1,293,920
   01/01/2006 to 12/31/2006...........    $13.57       $16.00        963,415
   01/01/2007 to 12/31/2007...........    $16.00       $18.57        790,932
   01/01/2008 to 12/31/2008...........    $18.57       $ 9.01        833,518
   01/01/2009 to 12/31/2009...........    $ 9.01       $11.89        703,197
   01/01/2010 to 12/31/2010...........    $11.89       $13.27        620,533
   01/01/2011 to 12/31/2011...........    $13.27       $11.27        575,086
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.70          5,736
   01/01/2005 to 12/31/2005...........    $12.70       $14.09         43,459
   01/01/2006 to 12/31/2006...........    $14.09       $17.51        121,348
   01/01/2007 to 12/31/2007...........    $17.51       $20.10        187,309
   01/01/2008 to 12/31/2008...........    $20.10       $10.98        182,276
   01/01/2009 to 12/31/2009...........    $10.98       $13.97        149,754
   01/01/2010 to 12/31/2010...........    $13.97       $15.13        125,806
   01/01/2011 to 12/31/2011...........    $15.13       $12.90        105,132

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.89              0
   01/01/2009 to 12/31/2009...........    $10.89       $11.82              0
   01/01/2010 to 12/31/2010...........    $11.82       $12.77              0
   01/01/2011 to 12/31/2011...........    $12.77       $14.00              0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.23          2,193
   01/01/2005 to 12/31/2005...........    $11.23       $11.71          3,071
   01/01/2006 to 12/31/2006...........    $11.71       $12.69         11,174
   01/01/2007 to 12/31/2007...........    $12.69       $12.61      1,325,512
   01/01/2008 to 12/31/2008...........    $12.61       $10.13      2,523,092
   01/01/2009 to 12/31/2009...........    $10.13       $12.05      2,329,093
   01/01/2010 to 12/31/2010...........    $12.05       $12.61      2,092,140
   01/01/2011 to 12/31/2011...........    $12.61       $12.32      1,497,254
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28              0
   01/01/2010 to 12/31/2010...........    $10.28       $11.16          7,798
   01/01/2011 to 12/31/2011...........    $11.16       $10.95          4,016
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29          3,758
   01/01/2010 to 12/31/2010...........    $10.29       $11.41          4,889
   01/01/2011 to 12/31/2011...........    $11.41       $10.47          6,079
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.32         20,718
   01/01/2005 to 12/31/2005...........    $12.32       $13.34        106,225
   01/01/2006 to 12/31/2006...........    $13.34       $15.97         82,946
   01/01/2007 to 12/31/2007...........    $15.97       $17.04         77,659
   01/01/2008 to 12/31/2008...........    $17.04       $ 9.74         79,562
   01/01/2009 to 12/31/2009...........    $ 9.74       $12.90        122,994
   01/01/2010 to 12/31/2010...........    $12.90       $13.48         76,401
   01/01/2011 to 12/31/2011...........    $13.48       $11.94         46,934
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.75         23,032
   01/01/2005 to 12/31/2005...........    $11.75       $12.19        143,888
   01/01/2006 to 12/31/2006...........    $12.19       $14.08        350,356
   01/01/2007 to 12/31/2007...........    $14.08       $13.32        519,815
   01/01/2008 to 12/31/2008...........    $13.32       $ 7.60        548,258
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 8.85        472,453
   01/01/2010 to 12/31/2010...........    $ 8.85       $ 9.76        410,002
   01/01/2011 to 12/31/2011...........    $ 9.76       $ 9.12        338,670

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.88         85,669
   01/01/2005 to 12/31/2005...........    $10.88       $10.73        725,723
   01/01/2006 to 12/31/2006...........    $10.73       $11.49        538,793
   01/01/2007 to 12/31/2007...........    $11.49       $11.88        442,880
   01/01/2008 to 12/31/2008...........    $11.88       $ 8.89        353,757
   01/01/2009 to 12/31/2009...........    $ 8.89       $11.67        366,511
   01/01/2010 to 12/31/2010...........    $11.67       $12.91        283,670
   01/01/2011 to 12/31/2011...........    $12.91       $13.86        228,888
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.61        263,104
   01/01/2005 to 12/31/2005...........    $11.61       $12.09      2,709,441
   01/01/2006 to 12/31/2006...........    $12.09       $12.64      2,285,303
   01/01/2007 to 12/31/2007...........    $12.64       $14.17      1,988,621
   01/01/2008 to 12/31/2008...........    $14.17       $ 7.78      1,923,113
   01/01/2009 to 12/31/2009...........    $ 7.78       $ 9.85      1,708,321
   01/01/2010 to 12/31/2010...........    $ 9.85       $11.50      1,431,391
   01/01/2011 to 12/31/2011...........    $11.50       $11.11      1,187,254
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.40          5,188
   01/01/2005 to 12/31/2005...........    $12.40       $13.01         13,204
   01/01/2006 to 12/31/2006...........    $13.01       $15.76         25,474
   01/01/2007 to 12/31/2007...........    $15.76       $16.81         31,605
   01/01/2008 to 12/31/2008...........    $16.81       $10.82         30,846
   01/01/2009 to 12/31/2009...........    $10.82       $13.87         45,716
   01/01/2010 to 12/31/2010...........    $13.87       $15.16         24,096
   01/01/2011 to 12/31/2011...........    $15.16       $14.31         10,214
AST MFS GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.00         33,939
   01/01/2005 to 12/31/2005...........    $11.00       $11.41        282,113
   01/01/2006 to 12/31/2006...........    $11.41       $12.20        201,367
   01/01/2007 to 12/31/2007...........    $12.20       $13.69        156,590
   01/01/2008 to 12/31/2008...........    $13.69       $ 8.50        146,312
   01/01/2009 to 12/31/2009...........    $ 8.50       $10.30        156,138
   01/01/2010 to 12/31/2010...........    $10.30       $11.33        151,020
   01/01/2011 to 12/31/2011...........    $11.33       $10.98        104,267

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.11          7,555
   01/01/2005 to 12/31/2005...........    $12.11       $12.45         10,096
   01/01/2006 to 12/31/2006...........    $12.45       $13.87          8,659
   01/01/2007 to 12/31/2007...........    $13.87       $13.89         13,084
   01/01/2008 to 12/31/2008...........    $13.89       $ 8.38         34,218
   01/01/2009 to 12/31/2009...........    $ 8.38       $11.35         33,244
   01/01/2010 to 12/31/2010...........    $11.35       $13.67         61,093
   01/01/2011 to 12/31/2011...........    $13.67       $12.87         43,836
AST MONEY MARKET PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 9.79         61,321
   01/01/2005 to 12/31/2005...........    $ 9.79       $ 9.81        668,385
   01/01/2006 to 12/31/2006...........    $ 9.81       $10.00        326,626
   01/01/2007 to 12/31/2007...........    $10.00       $10.23        858,633
   01/01/2008 to 12/31/2008...........    $10.23       $10.22      1,415,779
   01/01/2009 to 12/31/2009...........    $10.22       $ 9.99      1,054,612
   01/01/2010 to 12/31/2010...........    $ 9.99       $ 9.74        306,725
   01/01/2011 to 12/31/2011...........    $ 9.74       $ 9.50        349,258
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.97         95,076
   01/01/2005 to 12/31/2005...........    $12.97       $14.18        576,056
   01/01/2006 to 12/31/2006...........    $14.18       $15.31        426,677
   01/01/2007 to 12/31/2007...........    $15.31       $15.40        354,002
   01/01/2008 to 12/31/2008...........    $15.40       $ 8.67        309,446
   01/01/2009 to 12/31/2009...........    $ 8.67       $11.89        263,430
   01/01/2010 to 12/31/2010...........    $11.89       $14.31        277,336
   01/01/2011 to 12/31/2011...........    $14.31       $13.60        200,064
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06            537
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.70         18,225
   01/01/2005 to 12/31/2005...........    $11.70       $12.95         41,730
   01/01/2006 to 12/31/2006...........    $12.95       $14.40         39,249
   01/01/2007 to 12/31/2007...........    $14.40       $17.16         43,581
   01/01/2008 to 12/31/2008...........    $17.16       $ 9.50         40,390
   01/01/2009 to 12/31/2009...........    $ 9.50       $12.03         39,719
   01/01/2010 to 12/31/2010...........    $12.03       $15.09         64,701
   01/01/2011 to 12/31/2011...........    $15.09       $14.96         48,470
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.03          3,398
   01/01/2005 to 12/31/2005...........    $11.03       $10.79          7,166
   01/01/2006 to 12/31/2006...........    $10.79       $11.34         23,735
   01/01/2007 to 12/31/2007...........    $11.34       $13.13         14,955
   01/01/2008 to 12/31/2008...........    $13.13       $ 7.35          9,096
   01/01/2009 to 12/31/2009...........    $ 7.35       $ 8.79          7,049
   01/01/2010 to 12/31/2010...........    $ 8.79       $10.30         10,882
   01/01/2011 to 04/29/2011...........    $10.30       $11.52              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.55          1,056
   01/01/2009 to 12/31/2009...........    $ 5.55       $ 9.01         26,172
   01/01/2010 to 12/31/2010...........    $ 9.01       $10.75         50,127
   01/01/2011 to 12/31/2011...........    $10.75       $ 8.35         31,501
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 9.96        240,337
   01/01/2005 to 12/31/2005...........    $ 9.96       $ 9.87      1,998,602
   01/01/2006 to 12/31/2006...........    $ 9.87       $ 9.99      1,612,557
   01/01/2007 to 12/31/2007...........    $ 9.99       $10.40      1,436,855
   01/01/2008 to 12/31/2008...........    $10.40       $10.25        925,839
   01/01/2009 to 12/31/2009...........    $10.25       $11.02        933,753
   01/01/2010 to 12/31/2010...........    $11.02       $11.16        827,745
   01/01/2011 to 12/31/2011...........    $11.16       $11.13        670,827
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.32        323,335
   01/01/2005 to 12/31/2005...........    $10.32       $10.31        839,171
   01/01/2006 to 12/31/2006...........    $10.31       $10.43      1,377,323
   01/01/2007 to 12/31/2007...........    $10.43       $11.01      1,587,154
   01/01/2008 to 12/31/2008...........    $11.01       $10.49      1,079,087
   01/01/2009 to 12/31/2009...........    $10.49       $11.92      1,076,268
   01/01/2010 to 12/31/2010...........    $11.92       $12.52      1,380,066
   01/01/2011 to 12/31/2011...........    $12.52       $12.60        915,620
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         21,006
   01/01/2006 to 12/31/2006...........    $10.03       $10.56        731,431
   01/01/2007 to 12/31/2007...........    $10.56       $11.19      2,193,376
   01/01/2008 to 12/31/2008...........    $11.19       $ 8.79      4,342,819
   01/01/2009 to 12/31/2009...........    $ 8.79       $10.28      5,422,757
   01/01/2010 to 12/31/2010...........    $10.28       $11.08      5,386,866
   01/01/2011 to 12/31/2011...........    $11.08       $10.92      5,146,697
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06          6,395
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.31         43,627
   01/01/2005 to 12/31/2005...........    $11.31       $11.42         49,554
   01/01/2006 to 12/31/2006...........    $11.42       $12.54         53,218
   01/01/2007 to 12/31/2007...........    $12.54       $12.48         44,427
   01/01/2008 to 12/31/2008...........    $12.48       $ 7.46         35,676
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 8.86         18,762
   01/01/2010 to 12/31/2010...........    $ 8.86       $ 9.94         20,769
   01/01/2011 to 12/31/2011...........    $ 9.94       $10.02          7,757

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.85         11,879
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.98            125
   01/01/2005 to 12/31/2005...........    $10.98       $11.19            210
   01/01/2006 to 12/31/2006...........    $11.19       $11.97         12,492
   01/01/2007 to 12/31/2007...........    $11.97       $12.71        196,568
   01/01/2008 to 12/31/2008...........    $12.71       $ 8.65        322,701
   01/01/2009 to 12/31/2009...........    $ 8.65       $10.75        742,431
   01/01/2010 to 12/31/2010...........    $10.75       $11.72      1,318,404
   01/01/2011 to 12/31/2011...........    $11.72       $11.04      1,054,217
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 9.32          1,043
   01/01/2005 to 12/31/2005...........    $ 9.32       $ 9.23         24,623
   01/01/2006 to 12/31/2006...........    $ 9.23       $10.13         77,033
   01/01/2007 to 12/31/2007...........    $10.13       $10.58        115,278
   01/01/2008 to 12/31/2008...........    $10.58       $ 6.71        110,050
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 8.76        102,751
   01/01/2010 to 12/31/2010...........    $ 8.76       $11.65        106,941
   01/01/2011 to 12/31/2011...........    $11.65       $11.25         86,129
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.11         91,011
   01/01/2005 to 12/31/2005...........    $12.11       $12.59        705,874
   01/01/2006 to 12/31/2006...........    $12.59       $14.74        545,945
   01/01/2007 to 12/31/2007...........    $14.74       $13.56        551,748
   01/01/2008 to 12/31/2008...........    $13.56       $ 9.29        476,508
   01/01/2009 to 12/31/2009...........    $ 9.29       $11.51        430,710
   01/01/2010 to 12/31/2010...........    $11.51       $14.14        403,813
   01/01/2011 to 12/31/2011...........    $14.14       $12.96        319,318
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.35          9,372
   01/01/2005 to 12/31/2005...........    $11.35       $11.58         40,171
   01/01/2006 to 12/31/2006...........    $11.58       $12.71        114,890
   01/01/2007 to 12/31/2007...........    $12.71       $13.17      2,777,159
   01/01/2008 to 12/31/2008...........    $13.17       $ 9.51      1,922,262
   01/01/2009 to 12/31/2009...........    $ 9.51       $11.51      1,886,420
   01/01/2010 to 12/31/2010...........    $11.51       $12.52      1,727,430
   01/01/2011 to 12/31/2011...........    $12.52       $12.45      1,572,938

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.86        57,669
   01/01/2005 to 12/31/2005...........    $11.86       $12.21       207,462
   01/01/2006 to 12/31/2006...........    $12.21       $14.44       383,107
   01/01/2007 to 12/31/2007...........    $14.44       $13.58       477,745
   01/01/2008 to 12/31/2008...........    $13.58       $ 7.69       498,738
   01/01/2009 to 12/31/2009...........    $ 7.69       $ 9.29       395,365
   01/01/2010 to 12/31/2010...........    $ 9.29       $10.25       326,522
   01/01/2011 to 12/31/2011...........    $10.25       $ 9.83       255,868
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.94        43,652
   01/01/2005 to 12/31/2005...........    $10.94       $10.19       769,442
   01/01/2006 to 12/31/2006...........    $10.19       $10.56       567,601
   01/01/2007 to 12/31/2007...........    $10.56       $11.29       433,996
   01/01/2008 to 12/31/2008...........    $11.29       $10.74       267,335
   01/01/2009 to 12/31/2009...........    $10.74       $11.74       308,610
   01/01/2010 to 12/31/2010...........    $11.74       $12.10       283,695
   01/01/2011 to 12/31/2011...........    $12.10       $12.28       212,551
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.57         4,945
   01/01/2005 to 12/31/2005...........    $10.57       $12.00        16,121
   01/01/2006 to 12/31/2006...........    $12.00       $12.36       314,236
   01/01/2007 to 12/31/2007...........    $12.36       $13.04       527,304
   01/01/2008 to 12/31/2008...........    $13.04       $ 7.56       518,624
   01/01/2009 to 12/31/2009...........    $ 7.56       $11.30       474,948
   01/01/2010 to 12/31/2010...........    $11.30       $12.76       399,298
   01/01/2011 to 12/31/2011...........    $12.76       $12.23       296,030
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.36        13,775
   01/01/2005 to 12/31/2005...........    $14.36       $18.40        42,481
   01/01/2006 to 12/31/2006...........    $18.40       $20.78        51,959
   01/01/2007 to 12/31/2007...........    $20.78       $28.47        55,348
   01/01/2008 to 12/31/2008...........    $28.47       $13.88        53,372
   01/01/2009 to 12/31/2009...........    $13.88       $20.22        52,631
   01/01/2010 to 12/31/2010...........    $20.22       $23.74       104,232
   01/01/2011 to 12/31/2011...........    $23.74       $19.70       127,660
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99             0
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.27         3,391
   01/01/2007 to 12/31/2007...........    $11.27       $12.04         4,470
   01/01/2008 to 12/31/2008...........    $12.04       $ 6.77        55,549
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 8.47       105,141
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.47       341,552
   01/01/2011 to 12/31/2011...........    $ 9.47       $ 8.92       189,828

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97         83,937
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.21        293,361
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.03        318,217
   01/01/2010 to 12/31/2010...........    $10.03       $10.54        312,892
   01/01/2011 to 12/31/2011...........    $10.54       $10.90        279,482
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.37         26,490
   01/01/2006 to 12/31/2006...........    $11.37       $12.31         10,938
   01/01/2007 to 12/31/2007...........    $12.31       $13.32          7,650
   01/01/2008 to 12/31/2008...........    $13.32       $ 7.65          4,007
   01/01/2009 to 12/31/2009...........    $ 7.65       $10.42          5,190
   01/01/2010 to 07/16/2010...........    $10.42       $10.16              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2004 to 12/31/2004...........        --       $12.36          2,878
   01/01/2005 to 12/31/2005...........    $12.36       $13.98          1,440
   01/01/2006 to 12/31/2006...........    $13.98       $16.79          3,788
   01/01/2007 to 12/31/2007...........    $16.79       $18.82          9,987
   01/01/2008 to 12/31/2008...........    $18.82       $10.74          4,960
   01/01/2009 to 12/31/2009...........    $10.74       $12.14          4,499
   01/01/2010 to 07/16/2010...........    $12.14       $11.47              0
EVERGREEN VA OMEGA FUND
   01/01/2004 to 12/31/2004...........        --       $10.92         30,383
   01/01/2005 to 12/31/2005...........    $10.92       $11.05         15,579
   01/01/2006 to 12/31/2006...........    $11.05       $11.43          4,049
   01/01/2007 to 12/31/2007...........    $11.43       $12.47          1,407
   01/01/2008 to 12/31/2008...........    $12.47       $ 8.85          1,407
   01/01/2009 to 12/31/2009...........    $ 8.85       $12.43          5,090
   01/01/2010 to 07/16/2010...........    $12.43       $11.55              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.07              0
   01/01/2009 to 12/31/2009...........    $ 6.07       $ 7.62          4,659
   01/01/2010 to 12/31/2010...........    $ 7.62       $ 8.84          5,890
   01/01/2011 to 12/31/2011...........    $ 8.84       $ 7.68          3,443
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.60        622,574
   01/01/2009 to 12/31/2009...........    $ 6.60       $ 8.38      1,119,509
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.00      1,414,430
   01/01/2011 to 12/31/2011...........    $ 9.00       $ 8.63      1,191,908

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.78         3,816
   01/01/2005 to 12/31/2005...........    $11.78       $12.66         3,153
   01/01/2006 to 12/31/2006...........    $12.66       $17.08        24,686
   01/01/2007 to 12/31/2007...........    $17.08       $18.88        37,483
   01/01/2008 to 12/31/2008...........    $18.88       $10.53        23,454
   01/01/2009 to 12/31/2009...........    $10.53       $14.48         9,879
   01/01/2010 to 12/31/2010...........    $14.48       $15.49         8,943
   01/01/2011 to 12/31/2011...........    $15.49       $13.98         7,883
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.12           231
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.07        18,104
INVESCO V.I. DYNAMICS FUND
   01/01/2004 to 12/31/2004...........        --       $11.63            13
   01/01/2005 to 12/31/2005...........    $11.63       $12.56         1,614
   01/01/2006 to 12/31/2006...........    $12.56       $14.22         3,920
   01/01/2007 to 12/31/2007...........    $14.22       $15.55         3,611
   01/01/2008 to 12/31/2008...........    $15.55       $ 7.87         2,141
   01/01/2009 to 12/31/2009...........    $ 7.87       $10.93         2,121
   01/01/2010 to 12/31/2010...........    $10.93       $13.20         1,415
   01/01/2011 to 04/29/2011...........    $13.20       $14.66             0
INVESCO V.I. FINANCIAL SERVICES FUND
   01/01/2004 to 12/31/2004...........        --       $11.08           468
   01/01/2005 to 12/31/2005...........    $11.08       $11.44           870
   01/01/2006 to 12/31/2006...........    $11.44       $12.99         1,491
   01/01/2007 to 12/31/2007...........    $12.99       $ 9.85           776
   01/01/2008 to 12/31/2008...........    $ 9.85       $ 3.89         8,271
   01/01/2009 to 12/31/2009...........    $ 3.89       $ 4.84        10,999
   01/01/2010 to 12/31/2010...........    $ 4.84       $ 5.20        21,608
   01/01/2011 to 04/29/2011...........    $ 5.20       $ 5.47             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   01/01/2004 to 12/31/2004...........        --       $11.38         2,157
   01/01/2005 to 12/31/2005...........    $11.38       $12.00         5,106
   01/01/2006 to 12/31/2006...........    $12.00       $12.31         7,716
   01/01/2007 to 12/31/2007...........    $12.31       $13.42         7,867
   01/01/2008 to 12/31/2008...........    $13.42       $ 9.34         4,255
   01/01/2009 to 12/31/2009...........    $ 9.34       $11.63         3,629
   01/01/2010 to 12/31/2010...........    $11.63       $11.94         6,873
   01/01/2011 to 12/31/2011...........    $11.94       $12.10         6,263
INVESCO V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.19             0
   01/01/2009 to 12/31/2009...........    $ 6.19       $ 9.50             0
   01/01/2010 to 12/31/2010...........    $ 9.50       $11.24             0
   01/01/2011 to 12/31/2011...........    $11.24       $10.40             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.94             0
   01/01/2009 to 12/31/2009...........    $ 5.94       $ 6.77             0
   01/01/2010 to 12/31/2010...........    $ 6.77       $ 8.61             0
   01/01/2011 to 12/31/2011...........    $ 8.61       $ 8.51             0
NVIT DEVELOPING MARKETS FUND
   01/01/2004 to 12/31/2004...........        --       $12.70        11,161
   01/01/2005 to 12/31/2005...........    $12.70       $16.29        14,188
   01/01/2006 to 12/31/2006...........    $16.29       $21.38        20,396
   01/01/2007 to 12/31/2007...........    $21.38       $29.91        35,589
   01/01/2008 to 12/31/2008...........    $29.91       $12.29        18,792
   01/01/2009 to 12/31/2009...........    $12.29       $19.43        34,311
   01/01/2010 to 12/31/2010...........    $19.43       $22.01        23,066
   01/01/2011 to 12/31/2011...........    $22.01       $16.65         9,075
PROFUND VP ASIA 30
   01/01/2004 to 12/31/2004...........        --       $10.10         6,082
   01/01/2005 to 12/31/2005...........    $10.10       $11.77        10,150
   01/01/2006 to 12/31/2006...........    $11.77       $15.99        13,894
   01/01/2007 to 12/31/2007...........    $15.99       $23.03        13,310
   01/01/2008 to 12/31/2008...........    $23.03       $11.04        11,200
   01/01/2009 to 12/31/2009...........    $11.04       $16.60         6,591
   01/01/2010 to 12/31/2010...........    $16.60       $18.44         7,101
   01/01/2011 to 12/31/2011...........    $18.44       $13.12         5,197
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $11.54           582
   01/01/2005 to 12/31/2005...........    $11.54       $11.24             0
   01/01/2006 to 12/31/2006...........    $11.24       $12.65         1,321
   01/01/2007 to 12/31/2007...........    $12.65       $ 8.97         5,670
   01/01/2008 to 12/31/2008...........    $ 8.97       $ 4.64         6,266
   01/01/2009 to 12/31/2009...........    $ 4.64       $ 4.33           664
   01/01/2010 to 12/31/2010...........    $ 4.33       $ 4.58         2,311
   01/01/2011 to 12/31/2011...........    $ 4.58       $ 3.27         3,085
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $12.40         1,246
   01/01/2005 to 12/31/2005...........    $12.40       $12.38         2,936
   01/01/2006 to 12/31/2006...........    $12.38       $13.94         4,563
   01/01/2007 to 12/31/2007...........    $13.94       $17.77         2,298
   01/01/2008 to 12/31/2008...........    $17.77       $ 8.41        12,064
   01/01/2009 to 12/31/2009...........    $ 8.41       $13.32        48,463
   01/01/2010 to 12/31/2010...........    $13.32       $16.84        17,984
   01/01/2011 to 12/31/2011...........    $16.84       $13.77         5,913

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 9.29         7,293
   01/01/2004 to 12/31/2004...........    $ 9.29       $ 8.12         1,620
   01/01/2005 to 12/31/2005...........    $ 8.12       $ 7.81        69,365
   01/01/2006 to 12/31/2006...........    $ 7.81       $ 7.05        32,910
   01/01/2007 to 12/31/2007...........    $ 7.05       $ 6.91        16,479
   01/01/2008 to 12/31/2008...........    $ 6.91       $ 9.43        16,580
   01/01/2009 to 12/31/2009...........    $ 9.43       $ 6.63        44,744
   01/01/2010 to 12/31/2010...........    $ 6.63       $ 5.31        24,619
   01/01/2011 to 12/31/2011...........    $ 5.31       $ 4.72        23,266
PROFUND VP BULL
   01/01/2004 to 12/31/2004...........        --       $11.21        12,971
   01/01/2005 to 12/31/2005...........    $11.21       $11.23        87,712
   01/01/2006 to 12/31/2006...........    $11.23       $12.45        74,831
   01/01/2007 to 12/31/2007...........    $12.45       $12.57         2,144
   01/01/2008 to 12/31/2008...........    $12.57       $ 7.64         9,147
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.26         3,980
   01/01/2010 to 12/31/2010...........    $ 9.26       $10.16        92,509
   01/01/2011 to 12/31/2011...........    $10.16       $ 9.91       135,038
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.36       $11.04             0
   01/01/2006 to 12/31/2006...........    $11.04       $12.12         2,176
   01/01/2007 to 12/31/2007...........    $12.12       $12.72         1,132
   01/01/2008 to 12/31/2008...........    $12.72       $ 9.09           169
   01/01/2009 to 12/31/2009...........    $ 9.09       $10.77         2,624
   01/01/2010 to 12/31/2010...........    $10.77       $12.32         5,555
   01/01/2011 to 12/31/2011...........    $12.32       $12.85         2,526
PROFUND VP CONSUMER SERVICES
   01/01/2004 to 12/31/2004...........        --       $10.66            14
   01/01/2005 to 12/31/2005...........    $10.66       $ 9.91            58
   01/01/2006 to 12/31/2006...........    $ 9.91       $10.82         1,199
   01/01/2007 to 12/31/2007...........    $10.82       $ 9.68            58
   01/01/2008 to 12/31/2008...........    $ 9.68       $ 6.47             1
   01/01/2009 to 12/31/2009...........    $ 6.47       $ 8.26         1,642
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.77         3,284
   01/01/2011 to 12/31/2011...........    $ 9.77       $10.05           515
PROFUND VP EUROPE 30
   01/01/2004 to 12/31/2004...........        --       $12.35         7,758
   01/01/2005 to 12/31/2005...........    $12.35       $13.02        84,136
   01/01/2006 to 12/31/2006...........    $13.02       $14.92       102,201
   01/01/2007 to 12/31/2007...........    $14.92       $16.66         1,566
   01/01/2008 to 12/31/2008...........    $16.66       $ 9.10           120
   01/01/2009 to 12/31/2009...........    $ 9.10       $11.73        23,402
   01/01/2010 to 12/31/2010...........    $11.73       $11.74        21,029
   01/01/2011 to 12/31/2011...........    $11.74       $10.43           618

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   01/01/2005 to 12/31/2005...........    $11.23       $11.39         1,100
   01/01/2006 to 12/31/2006...........    $11.39       $13.03        71,194
   01/01/2007 to 12/31/2007...........    $13.03       $10.27         1,743
   01/01/2008 to 12/31/2008...........    $10.27       $ 4.95         3,796
   01/01/2009 to 12/31/2009...........    $ 4.95       $ 5.55         1,563
   01/01/2010 to 12/31/2010...........    $ 5.55       $ 6.01           627
   01/01/2011 to 12/31/2011...........    $ 6.01       $ 5.05         1,704
PROFUND VP HEALTH CARE
   01/01/2005 to 12/31/2005...........    $10.62       $10.98           500
   01/01/2006 to 12/31/2006...........    $10.98       $11.27         3,882
   01/01/2007 to 12/31/2007...........    $11.27       $11.71         4,769
   01/01/2008 to 12/31/2008...........    $11.71       $ 8.64         3,492
   01/01/2009 to 12/31/2009...........    $ 8.64       $10.07         2,516
   01/01/2010 to 12/31/2010...........    $10.07       $10.10         1,972
   01/01/2011 to 12/31/2011...........    $10.10       $10.84         4,524
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $12.04           807
   01/01/2005 to 12/31/2005...........    $12.04       $12.03             0
   01/01/2006 to 12/31/2006...........    $12.03       $13.10             0
   01/01/2007 to 12/31/2007...........    $13.10       $14.26             0
   01/01/2008 to 12/31/2008...........    $14.26       $ 8.28             0
   01/01/2009 to 12/31/2009...........    $ 8.28       $10.01         1,311
   01/01/2010 to 12/31/2010...........    $10.01       $12.08         1,384
   01/01/2011 to 12/31/2011...........    $12.08       $11.57         1,183
PROFUND VP JAPAN
   01/01/2005 to 12/31/2005...........    $10.32       $14.27         5,055
   01/01/2006 to 12/31/2006...........    $14.27       $15.42        10,468
   01/01/2007 to 12/31/2007...........    $15.42       $13.53         1,102
   01/01/2008 to 12/31/2008...........    $13.53       $ 7.80         5,471
   01/01/2009 to 12/31/2009...........    $ 7.80       $ 8.39         9,500
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 7.65        10,951
   01/01/2011 to 12/31/2011...........    $ 7.65       $ 6.08         1,845
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.36       $10.20        11,037
   01/01/2006 to 12/31/2006...........    $10.20       $10.85        80,503
   01/01/2007 to 12/31/2007...........    $10.85       $11.31         2,384
   01/01/2008 to 12/31/2008...........    $11.31       $ 7.11         8,331
   01/01/2009 to 12/31/2009...........    $ 7.11       $ 8.99        51,264
   01/01/2010 to 12/31/2010...........    $ 8.99       $ 9.93        33,375
   01/01/2011 to 12/31/2011...........    $ 9.93       $ 9.98        22,374

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.36       $10.40        10,329
   01/01/2006 to 12/31/2006...........    $10.40       $12.04        93,188
   01/01/2007 to 12/31/2007...........    $12.04       $11.75         1,435
   01/01/2008 to 12/31/2008...........    $11.75       $ 6.82         3,019
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 7.95        30,769
   01/01/2010 to 12/31/2010...........    $ 7.95       $ 8.75         7,343
   01/01/2011 to 12/31/2011...........    $ 8.75       $ 8.42         8,114
PROFUND VP MID-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $11.09         9,859
   01/01/2005 to 12/31/2005...........    $11.09       $12.02        20,099
   01/01/2006 to 12/31/2006...........    $12.02       $12.19        59,507
   01/01/2007 to 12/31/2007...........    $12.19       $13.28         2,910
   01/01/2008 to 12/31/2008...........    $13.28       $ 7.92         1,985
   01/01/2009 to 12/31/2009...........    $ 7.92       $10.68        22,320
   01/01/2010 to 12/31/2010...........    $10.68       $13.38        38,054
   01/01/2011 to 12/31/2011...........    $13.38       $12.66        24,773
PROFUND VP MID-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $12.17         3,507
   01/01/2005 to 12/31/2005...........    $12.17       $12.91        18,885
   01/01/2006 to 12/31/2006...........    $12.91       $14.14        14,300
   01/01/2007 to 12/31/2007...........    $14.14       $13.92         8,096
   01/01/2008 to 12/31/2008...........    $13.92       $ 8.64         4,943
   01/01/2009 to 12/31/2009...........    $ 8.64       $11.03        13,237
   01/01/2010 to 12/31/2010...........    $11.03       $12.95         7,585
   01/01/2011 to 12/31/2011...........    $12.95       $12.13        10,163
PROFUND VP NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $10.88        14,308
   01/01/2005 to 12/31/2005...........    $10.88       $10.63        31,610
   01/01/2006 to 12/31/2006...........    $10.63       $10.93         5,364
   01/01/2007 to 12/31/2007...........    $10.93       $12.53         2,957
   01/01/2008 to 12/31/2008...........    $12.53       $ 7.03           700
   01/01/2009 to 12/31/2009...........    $ 7.03       $10.42           550
   01/01/2010 to 12/31/2010...........    $10.42       $12.01        12,129
   01/01/2011 to 12/31/2011...........    $12.01       $11.88        12,612
PROFUND VP OIL & GAS
   01/01/2004 to 12/31/2004...........        --       $13.76         6,676
   01/01/2005 to 12/31/2005...........    $13.76       $17.61        19,445
   01/01/2006 to 12/31/2006...........    $17.61       $20.72        25,195
   01/01/2007 to 12/31/2007...........    $20.72       $26.76        19,856
   01/01/2008 to 12/31/2008...........    $26.76       $16.45        15,962
   01/01/2009 to 12/31/2009...........    $16.45       $18.52        14,217
   01/01/2010 to 12/31/2010...........    $18.52       $21.27        52,404
   01/01/2011 to 12/31/2011...........    $21.27       $21.20         9,589

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   01/01/2005 to 12/31/2005...........    $ 9.41       $ 8.82           423
   01/01/2006 to 12/31/2006...........    $ 8.82       $ 9.65         1,329
   01/01/2007 to 12/31/2007...........    $ 9.65       $ 9.63         1,117
   01/01/2008 to 12/31/2008...........    $ 9.63       $ 7.55           211
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 8.61           926
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 8.43         1,030
   01/01/2011 to 12/31/2011...........    $ 8.43       $ 9.55         5,100
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $11.55        23,284
   01/01/2004 to 12/31/2004...........    $11.55       $10.14        11,671
   01/01/2005 to 12/31/2005...........    $10.14       $12.49        83,314
   01/01/2006 to 12/31/2006...........    $12.49       $13.08       158,151
   01/01/2007 to 12/31/2007...........    $13.08       $15.61       242,925
   01/01/2008 to 12/31/2008...........    $15.61       $10.54        56,540
   01/01/2009 to 12/31/2009...........    $10.54       $13.90        43,310
   01/01/2010 to 12/31/2010...........    $13.90       $18.02        94,493
   01/01/2011 to 12/31/2011...........    $18.02       $14.19        27,932
PROFUND VP REAL ESTATE
   01/01/2004 to 12/31/2004...........        --       $13.02         1,198
   01/01/2005 to 12/31/2005...........    $13.02       $13.55         5,880
   01/01/2006 to 12/31/2006...........    $13.55       $17.51        14,797
   01/01/2007 to 12/31/2007...........    $17.51       $13.72         8,814
   01/01/2008 to 12/31/2008...........    $13.72       $ 7.86         3,988
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 9.80         5,082
   01/01/2010 to 12/31/2010...........    $ 9.80       $11.91         3,179
   01/01/2011 to 12/31/2011...........    $11.91       $12.17         4,541
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2004 to 12/31/2004...........        --       $ 8.28        14,108
   01/01/2005 to 12/31/2005...........    $ 8.28       $ 7.44        22,616
   01/01/2006 to 12/31/2006...........    $ 7.44       $ 7.99         7,674
   01/01/2007 to 12/31/2007...........    $ 7.99       $ 7.38         5,899
   01/01/2008 to 12/31/2008...........    $ 7.38       $ 4.46         3,052
   01/01/2009 to 12/31/2009...........    $ 4.46       $ 5.75        49,438
   01/01/2010 to 12/31/2010...........    $ 5.75       $ 4.71        12,644
   01/01/2011 to 12/31/2011...........    $ 4.71       $ 2.87         3,340
PROFUND VP SHORT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $ 8.22       $ 8.08        53,239
   01/01/2006 to 12/31/2006...........    $ 8.08       $ 7.77        34,026
   01/01/2007 to 12/31/2007...........    $ 7.77       $ 6.70        19,119
   01/01/2008 to 12/31/2008...........    $ 6.70       $ 9.68         5,951
   01/01/2009 to 12/31/2009...........    $ 9.68       $ 5.60         9,995
   01/01/2010 to 12/31/2010...........    $ 5.60       $ 4.30         9,982
   01/01/2011 to 12/31/2011...........    $ 4.30       $ 3.76         3,270

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $12.19        13,290
   01/01/2005 to 12/31/2005...........    $12.19       $12.78        54,202
   01/01/2006 to 12/31/2006...........    $12.78       $13.54        70,334
   01/01/2007 to 12/31/2007...........    $13.54       $13.73         4,513
   01/01/2008 to 12/31/2008...........    $13.73       $ 8.83           932
   01/01/2009 to 12/31/2009...........    $ 8.83       $10.87        23,678
   01/01/2010 to 12/31/2010...........    $10.87       $13.32        18,669
   01/01/2011 to 12/31/2011...........    $13.32       $13.15        12,575
PROFUND VP SMALL-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $12.49         6,158
   01/01/2005 to 12/31/2005...........    $12.49       $12.66         9,865
   01/01/2006 to 12/31/2006...........    $12.66       $14.50        12,677
   01/01/2007 to 12/31/2007...........    $14.50       $13.11         2,605
   01/01/2008 to 12/31/2008...........    $13.11       $ 8.86           297
   01/01/2009 to 12/31/2009...........    $ 8.86       $10.40        17,985
   01/01/2010 to 12/31/2010...........    $10.40       $12.39         4,221
   01/01/2011 to 12/31/2011...........    $12.39       $11.58         2,240
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $12.50         2,691
   01/01/2005 to 12/31/2005...........    $12.50       $11.38         1,384
   01/01/2006 to 12/31/2006...........    $11.38       $14.89         3,030
   01/01/2007 to 12/31/2007...........    $14.89       $15.74         6,177
   01/01/2008 to 12/31/2008...........    $15.74       $10.06         5,110
   01/01/2009 to 12/31/2009...........    $10.06       $10.53         2,446
   01/01/2010 to 12/31/2010...........    $10.53       $11.88         5,999
   01/01/2011 to 12/31/2011...........    $11.88       $11.80         6,682
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2005 to 12/31/2005...........    $10.77       $11.44        12,519
   01/01/2006 to 12/31/2006...........    $11.44       $10.65         3,779
   01/01/2007 to 12/31/2007...........    $10.65       $11.43         5,142
   01/01/2008 to 12/31/2008...........    $11.43       $16.69        23,839
   01/01/2009 to 12/31/2009...........    $16.69       $10.97         6,677
   01/01/2010 to 12/31/2010...........    $10.97       $11.77         3,004
   01/01/2011 to 12/31/2011...........    $11.77       $16.47         4,138
PROFUND VP ULTRAMID-CAP
   01/01/2004 to 12/31/2004...........        --       $13.81        14,660
   01/01/2005 to 12/31/2005...........    $13.81       $15.88        30,049
   01/01/2006 to 12/31/2006...........    $15.88       $17.13        36,114
   01/01/2007 to 12/31/2007...........    $17.13       $17.70        14,601
   01/01/2008 to 12/31/2008...........    $17.70       $ 5.61         8,205
   01/01/2009 to 12/31/2009...........    $ 5.61       $ 9.07        35,399
   01/01/2010 to 12/31/2010...........    $ 9.07       $13.23        16,371
   01/01/2011 to 12/31/2011...........    $13.23       $11.14        10,529

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $12.47           573
   01/01/2005 to 12/31/2005...........    $12.47       $13.75         2,505
   01/01/2006 to 12/31/2006...........    $13.75       $15.98         5,228
   01/01/2007 to 12/31/2007...........    $15.98       $18.04         5,771
   01/01/2008 to 12/31/2008...........    $18.04       $12.19         6,190
   01/01/2009 to 12/31/2009...........    $12.19       $13.16         4,542
   01/01/2010 to 12/31/2010...........    $13.16       $13.60         8,246
   01/01/2011 to 12/31/2011...........    $13.60       $15.58        13,450
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52           806
   01/01/2005 to 12/31/2005...........    $10.52       $11.94         6,051
   01/01/2006 to 12/31/2006...........    $11.94       $14.09         6,394
   01/01/2007 to 12/31/2007...........    $14.09       $16.43        14,466
   01/01/2008 to 12/31/2008...........    $16.43       $ 7.96         7,302
   01/01/2009 to 12/31/2009...........    $ 7.96       $10.64         6,712
   01/01/2010 to 12/31/2010...........    $10.64       $11.83         2,388
   01/01/2011 to 12/31/2011...........    $11.83       $ 9.82         2,204
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.68         2,359
   01/01/2005 to 12/31/2005...........    $10.68       $10.85        10,961
   01/01/2006 to 12/31/2006...........    $10.85       $10.89         6,867
   01/01/2007 to 12/31/2007...........    $10.89       $11.06         3,468
   01/01/2008 to 12/31/2008...........    $11.06       $ 7.77         5,216
   01/01/2009 to 12/31/2009...........    $ 7.77       $ 8.62         3,879
   01/01/2010 to 12/31/2010...........    $ 8.62       $10.03         7,969
   01/01/2011 to 12/31/2011...........    $10.03       $10.61         3,451
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.26        23,730
   01/01/2005 to 12/31/2005...........    $11.26       $11.77        82,099
   01/01/2006 to 12/31/2006...........    $11.77       $12.80        79,537
   01/01/2007 to 12/31/2007...........    $12.80       $13.66        64,265
   01/01/2008 to 12/31/2008...........    $13.66       $ 7.35        43,206
   01/01/2009 to 12/31/2009...........    $ 7.35       $ 8.10        40,828
   01/01/2010 to 12/31/2010...........    $ 8.10       $ 9.40        33,585
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 9.02        31,473
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.42           105
   01/01/2005 to 12/31/2005...........    $10.42       $ 9.83           487
   01/01/2006 to 12/31/2006...........    $ 9.83       $12.04         4,269
   01/01/2007 to 12/31/2007...........    $12.04       $11.82         1,036

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2008 to 12/31/2008...........    $11.82       $ 8.24           955
   01/01/2009 to 12/31/2009...........    $ 8.24       $ 9.15           119
   01/01/2010 to 12/31/2010...........    $ 9.15       $10.42           332
   01/01/2011 to 12/31/2011...........    $10.42       $10.94            37
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.70        53,405
   01/01/2006 to 12/31/2006...........    $ 9.70       $11.18        59,685
   01/01/2007 to 12/31/2007...........    $11.18       $11.02        39,900
   01/01/2008 to 12/31/2008...........    $11.02       $ 6.39        38,235
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 7.11        30,620
   01/01/2010 to 12/31/2010...........    $ 7.11       $ 8.07        28,804
   01/01/2011 to 12/31/2011...........    $ 8.07       $ 8.34        35,484
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 4.53             0
   01/01/2009 to 12/31/2009...........    $ 4.53       $ 4.73             0
   01/01/2010 to 12/31/2010...........    $ 4.73       $ 6.01             0
   01/01/2011 to 12/31/2011...........    $ 6.01       $ 4.42             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2004 to 12/31/2004...........        --       $11.61            13
   01/01/2005 to 12/31/2005...........    $11.61       $11.93            51
   01/01/2006 to 12/31/2006...........    $11.93       $13.79         3,491
   01/01/2007 to 12/31/2007...........    $13.79       $13.82         4,173
   01/01/2008 to 12/31/2008...........    $13.82       $ 8.56         4,102
   01/01/2009 to 12/31/2009...........    $ 8.56       $ 9.75         2,734
   01/01/2010 to 07/16/2010...........    $ 9.75       $ 9.33             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.49       $13.84         3,301
   01/01/2011 to 12/31/2011...........    $13.84       $11.77         2,313
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 9.33       $10.82         2,574
   01/01/2011 to 12/31/2011...........    $10.82       $10.33         2,608
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.55       $14.51        15,512
   01/01/2011 to 12/31/2011...........    $14.51       $13.39        12,341
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.20         5,133
   01/01/2011 to 12/31/2011...........    $12.20       $11.38         2,244


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS OR GRO PLUS 2008
                         60 BPS AND HAV 40 BPS (2.65%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/01/2009 to 12/31/2009...........    $ 9.85       $12.11             0
   01/01/2010 to 12/31/2010...........    $12.11       $13.72             0
   01/01/2011 to 12/31/2011...........    $13.72       $13.72             0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.66       $ 9.30       159,301
   01/01/2010 to 12/31/2010...........    $ 9.30       $10.14       212,391
   01/01/2011 to 12/31/2011...........    $10.14       $ 9.61       105,066
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.68       $ 9.46       108,658
   01/01/2010 to 12/31/2010...........    $ 9.46       $10.47       131,942
   01/01/2011 to 12/31/2011...........    $10.47       $10.21        48,552
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.70       $ 8.26        53,149
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.15        55,133
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 9.23        13,061
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.97       $ 9.54       676,115
   01/01/2010 to 12/31/2010...........    $ 9.54       $10.43       803,521
   01/01/2011 to 12/31/2011...........    $10.43       $10.03       368,297
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.10         6,280

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.93       $ 8.71        23,375
   01/01/2010 to 12/31/2010...........    $ 8.71       $ 9.54        49,989
   01/01/2011 to 12/31/2011...........    $ 9.54       $ 9.24        18,206
AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009...........    $ 9.96       $ 9.95             0
   01/01/2010 to 12/31/2010...........    $ 9.95       $10.59             0
   01/01/2011 to 12/31/2011...........    $10.59       $10.97             0
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 9.57         5,603
   01/01/2010 to 12/31/2010...........    $ 9.57       $10.30       156,943
   01/01/2011 to 12/31/2011...........    $10.30       $11.00       575,620
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.67       310,356
   01/01/2011 to 12/31/2011...........    $10.67       $11.57       645,073
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........    $ 9.92       $ 9.64             0
   01/01/2010 to 12/31/2010...........    $ 9.64       $10.43             0
   01/01/2011 to 12/31/2011...........    $10.43       $11.53       794,107
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........    $ 9.91       $ 9.54             0
   01/01/2010 to 12/31/2010...........    $ 9.54       $10.34         6,929
   01/01/2011 to 12/31/2011...........    $10.34       $11.67             0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........    $ 9.88       $ 9.21             0
   01/01/2010 to 12/31/2010...........    $ 9.21       $10.03       100,282
   01/01/2011 to 12/31/2011...........    $10.03       $11.59         8,944
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.91        64,449
   01/01/2011 to 12/31/2011...........    $10.91       $12.78       706,219
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.92       329,141
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.48       $ 9.13       708,219
   01/01/2010 to 12/31/2010...........    $ 9.13       $10.08       749,579
   01/01/2011 to 12/31/2011...........    $10.08       $ 9.58       281,330

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.32       $ 8.95        77,197
   01/01/2010 to 12/31/2010...........    $ 8.95       $ 9.96       101,506
   01/01/2011 to 12/31/2011...........    $ 9.96       $ 9.47        41,550
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.17       $ 8.49       138,328
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.25       113,621
   01/01/2011 to 12/31/2011...........    $ 9.25       $ 8.85        45,096
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.68       $10.04        39,209
   01/01/2010 to 12/31/2010...........    $10.04       $12.58        51,647
   01/01/2011 to 12/31/2011...........    $12.58       $13.05        12,690
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.01       $ 9.09        19,394
   01/01/2010 to 12/31/2010...........    $ 9.09       $11.73        35,005
   01/01/2011 to 12/31/2011...........    $11.73       $ 9.92        19,569
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.02       $ 8.35        30,995
   01/01/2010 to 12/31/2010...........    $ 8.35       $ 9.22        58,869
   01/01/2011 to 12/31/2011...........    $ 9.22       $ 8.75        19,800
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.97       $ 8.53       137,785
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 9.49       188,595
   01/01/2011 to 12/31/2011...........    $ 9.49       $ 9.10        91,985
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.58       $ 7.98       350,219
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 9.25       333,228
   01/01/2011 to 12/31/2011...........    $ 9.25       $ 8.44       126,388
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.68       $ 8.00        45,530
   01/01/2010 to 12/31/2010...........    $ 8.00       $ 9.37        52,578
   01/01/2011 to 12/31/2011...........    $ 9.37       $ 8.66        13,704
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.42       $10.72        11,362
   01/01/2010 to 12/31/2010...........    $10.72       $11.51        26,337
   01/01/2011 to 12/31/2011...........    $11.51       $10.76         8,661

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.64       $ 7.97         6,997
   01/01/2010 to 12/31/2010...........    $ 7.97       $ 8.76        13,269
   01/01/2011 to 12/31/2011...........    $ 8.76       $ 8.05         4,169
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.32       $11.11        17,908
   01/01/2010 to 12/31/2010...........    $11.11       $12.96        39,965
   01/01/2011 to 12/31/2011...........    $12.96       $12.25        10,818
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.62       $ 9.73         7,376
   01/01/2010 to 12/31/2010...........    $ 9.73       $12.01        32,918
   01/01/2011 to 12/31/2011...........    $12.01       $11.84        10,130
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.05       $10.02        34,468
   01/01/2010 to 12/31/2010...........    $10.02       $11.07        56,851
   01/01/2011 to 12/31/2011...........    $11.07       $11.12        18,231
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.97       $ 8.47       147,100
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.38       204,130
   01/01/2011 to 12/31/2011...........    $ 9.38       $ 9.08        79,044
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.64       $ 9.00        91,733
   01/01/2010 to 12/31/2010...........    $ 9.00       $ 9.78       111,962
   01/01/2011 to 12/31/2011...........    $ 9.78       $ 9.47        37,760
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.48       $ 9.75        27,547
   01/01/2010 to 12/31/2010...........    $ 9.75       $10.86        42,682
   01/01/2011 to 12/31/2011...........    $10.86       $ 9.21        14,523
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.11       $10.46        44,606
   01/01/2010 to 12/31/2010...........    $10.46       $11.31        49,149
   01/01/2011 to 12/31/2011...........    $11.31       $ 9.63        11,615
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.35       $10.77        81,132
   01/01/2010 to 12/31/2010...........    $10.77       $11.26        55,706
   01/01/2011 to 12/31/2011...........    $11.26       $10.99        32,627
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28             0
   01/01/2010 to 12/31/2010...........    $10.28       $11.14         5,980
   01/01/2011 to 12/31/2011...........    $11.14       $10.91         1,722

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29             0
   01/01/2010 to 12/31/2010...........    $10.29       $11.39         6,807
   01/01/2011 to 12/31/2011...........    $11.39       $10.44           549
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.60       $10.15         9,545
   01/01/2010 to 12/31/2010...........    $10.15       $10.59        37,715
   01/01/2011 to 12/31/2011...........    $10.59       $ 9.37        12,895
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.99       $ 7.55        12,659
   01/01/2010 to 12/31/2010...........    $ 7.55       $ 8.32         4,760
   01/01/2011 to 12/31/2011...........    $ 8.32       $ 7.76         3,241
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.89       $10.66        27,186
   01/01/2010 to 12/31/2010...........    $10.66       $11.77        21,065
   01/01/2011 to 12/31/2011...........    $11.77       $12.63        24,541
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.91       $ 8.75        37,494
   01/01/2010 to 12/31/2010...........    $ 8.75       $10.20        63,578
   01/01/2011 to 12/31/2011...........    $10.20       $ 9.84        22,561
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.33       $11.01         6,858
   01/01/2010 to 12/31/2010...........    $11.01       $12.01        12,938
   01/01/2011 to 12/31/2011...........    $12.01       $11.33         5,269
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.93       $ 9.58         7,736
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.51         8,723
   01/01/2011 to 12/31/2011...........    $10.51       $10.18         3,745
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.05       $ 9.30         8,401
   01/01/2010 to 12/31/2010...........    $ 9.30       $11.19        30,309
   01/01/2011 to 12/31/2011...........    $11.19       $10.52        11,640
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.32       $10.14       186,292
   01/01/2010 to 12/31/2010...........    $10.14       $ 9.88        56,299
   01/01/2011 to 12/31/2011...........    $ 9.88       $ 9.62        49,295

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.67       $ 8.99        13,800
   01/01/2010 to 12/31/2010...........    $ 8.99       $10.81        36,557
   01/01/2011 to 12/31/2011...........    $10.81       $10.26        11,055
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.05             0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.41       $10.38         8,686
   01/01/2010 to 12/31/2010...........    $10.38       $13.00        18,742
   01/01/2011 to 12/31/2011...........    $13.00       $12.87         5,978
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.84       $ 8.27         9,909
   01/01/2010 to 12/31/2010...........    $ 8.27       $ 9.69        15,269
   01/01/2011 to 04/29/2011...........    $ 9.69       $10.83             0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.14       $ 8.99        15,797
   01/01/2010 to 12/31/2010...........    $ 8.99       $10.71        34,990
   01/01/2011 to 12/31/2011...........    $10.71       $ 8.31        11,571
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.59       $11.07        27,342
   01/01/2010 to 12/31/2010...........    $11.07       $11.20        33,522
   01/01/2011 to 12/31/2011...........    $11.20       $11.14        14,026
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.49       $11.57       100,899
   01/01/2010 to 12/31/2010...........    $11.57       $12.13       259,444
   01/01/2011 to 12/31/2011...........    $12.13       $12.18        94,206
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.86       $10.22       159,770
   01/01/2010 to 12/31/2010...........    $10.22       $11.00       172,519
   01/01/2011 to 12/31/2011...........    $11.00       $10.81        76,467
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.05             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.28       $ 7.95           440
   01/01/2010 to 12/31/2010...........    $ 7.95       $ 8.90         3,799
   01/01/2011 to 12/31/2011...........    $ 8.90       $ 8.97         1,298

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.84             0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.98       $ 9.76       101,532
   01/01/2010 to 12/31/2010...........    $ 9.76       $10.62       180,063
   01/01/2011 to 12/31/2011...........    $10.62       $ 9.99        67,956
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.46       $ 9.76         4,989
   01/01/2010 to 12/31/2010...........    $ 9.76       $12.96         8,672
   01/01/2011 to 12/31/2011...........    $12.96       $12.49         3,795
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.42       $ 9.59        57,584
   01/01/2010 to 12/31/2010...........    $ 9.59       $11.76        57,699
   01/01/2011 to 12/31/2011...........    $11.76       $10.77        18,951
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.41       $10.14       110,706
   01/01/2010 to 12/31/2010...........    $10.14       $11.01       148,995
   01/01/2011 to 12/31/2011...........    $11.01       $10.93        63,515
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.07       $ 7.73        14,808
   01/01/2010 to 12/31/2010...........    $ 7.73       $ 8.52        17,597
   01/01/2011 to 12/31/2011...........    $ 8.52       $ 8.16         8,102
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.71       $10.73        31,524
   01/01/2010 to 12/31/2010...........    $10.73       $11.04        39,047
   01/01/2011 to 12/31/2011...........    $11.04       $11.19        17,715
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.57       $11.25        13,227
   01/01/2010 to 12/31/2010...........    $11.25       $12.68        16,377
   01/01/2011 to 12/31/2011...........    $12.68       $12.14         5,215
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.56       $12.71        61,248
   01/01/2010 to 12/31/2010...........    $12.71       $14.91        92,333
   01/01/2011 to 12/31/2011...........    $14.91       $12.35        29,413

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.67       $ 8.42        36,911
   01/01/2010 to 12/31/2010...........    $ 8.42       $ 9.40        54,929
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 8.83        15,323
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.32       $ 9.99        50,536
   01/01/2010 to 12/31/2010...........    $ 9.99       $10.49        80,747
   01/01/2011 to 12/31/2011...........    $10.49       $10.83        33,098
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $ 8.26       $10.35             0
   01/01/2010 to 07/16/2010...........    $10.35       $10.08             0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $ 7.46       $ 9.41         2,694
   01/01/2010 to 07/16/2010...........    $ 9.41       $ 8.89             0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.09       $11.76         1,366
   01/01/2010 to 07/16/2010...........    $11.76       $10.93             0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.33       $ 6.98           214
   01/01/2010 to 12/31/2010...........    $ 6.98       $ 8.08           376
   01/01/2011 to 12/31/2011...........    $ 8.08       $ 7.01            79
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $ 6.59       $ 8.35       206,785
   01/01/2010 to 12/31/2010...........    $ 8.35       $ 8.97       267,746
   01/01/2011 to 12/31/2011...........    $ 8.97       $ 8.58       115,073
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.61       $12.35         9,823
   01/01/2010 to 12/31/2010...........    $12.35       $13.19         9,210
   01/01/2011 to 12/31/2011...........    $13.19       $11.88         2,325
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.11           821
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.06           392

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND
   05/01/2009 to 12/31/2009...........    $ 7.18       $ 9.37           964
   01/01/2010 to 12/31/2010...........    $ 9.37       $11.29         1,855
   01/01/2011 to 04/29/2011...........    $11.29       $12.53             0
INVESCO V.I. FINANCIAL SERVICES FUND
   05/01/2009 to 12/31/2009...........    $ 3.21       $ 4.48         1,270
   01/01/2010 to 12/31/2010...........    $ 4.48       $ 4.81         2,100
   01/01/2011 to 04/29/2011...........    $ 4.81       $ 5.06             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   05/01/2009 to 12/31/2009...........    $ 8.36       $10.67         1,728
   01/01/2010 to 12/31/2010...........    $10.67       $10.94         1,668
   01/01/2011 to 12/31/2011...........    $10.94       $11.07           716
INVESCO V.I. TECHNOLOGY FUND
   05/01/2009 to 12/31/2009...........    $ 7.51       $ 9.92             0
   01/01/2010 to 12/31/2010...........    $ 9.92       $11.72             0
   01/01/2011 to 12/31/2011...........    $11.72       $10.83             0
NASDAQ TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.36       $ 7.37             0
   01/01/2010 to 12/31/2010...........    $ 7.37       $ 9.35             0
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 9.22             0
NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $ 9.93       $14.18        40,036
   01/01/2010 to 12/31/2010...........    $14.18       $16.03        36,238
   01/01/2011 to 12/31/2011...........    $16.03       $12.11         7,991
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $11.40       $15.60             0
   01/01/2010 to 12/31/2010...........    $15.60       $17.29             0
   01/01/2011 to 12/31/2011...........    $17.29       $12.29             0
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 3.04       $ 3.88             0
   01/01/2010 to 12/31/2010...........    $ 3.88       $ 4.09             0
   01/01/2011 to 12/31/2011...........    $ 4.09       $ 2.92             0
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $ 7.24       $10.16        12,634
   01/01/2010 to 12/31/2010...........    $10.16       $12.83         8,573
   01/01/2011 to 12/31/2011...........    $12.83       $10.47         2,409
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $10.99       $ 8.07             0
   01/01/2010 to 12/31/2010...........    $ 8.07       $ 6.46             0
   01/01/2011 to 12/31/2011...........    $ 6.46       $ 5.73             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BIOTECHNOLOGY
   05/01/2009 to 12/31/2009...........    $10.90       $12.16            0
   01/01/2010 to 12/31/2010...........    $12.16       $12.44            0
   01/01/2011 to 12/31/2011...........    $12.44       $12.91            0
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $ 6.62       $ 8.31        1,719
   01/01/2010 to 12/31/2010...........    $ 8.31       $ 9.11            0
   01/01/2011 to 12/31/2011...........    $ 9.11       $ 8.87            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.58       $ 9.46            0
   01/01/2010 to 12/31/2010...........    $ 9.46       $10.81          180
   01/01/2011 to 12/31/2011...........    $10.81       $11.26            0
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 6.52       $ 8.03        5,204
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 9.49          212
   01/01/2011 to 12/31/2011...........    $ 9.49       $ 9.74            0
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $ 6.99       $ 9.36            0
   01/01/2010 to 12/31/2010...........    $ 9.36       $ 9.35            0
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 8.29            0
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 3.92       $ 5.12        3,519
   01/01/2010 to 12/31/2010...........    $ 5.12       $ 5.53        4,649
   01/01/2011 to 12/31/2011...........    $ 5.53       $ 4.64        1,408
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 7.49       $ 9.57          705
   01/01/2010 to 12/31/2010...........    $ 9.57       $ 9.58        1,966
   01/01/2011 to 12/31/2011...........    $ 9.58       $10.27          599
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $ 6.63       $ 8.35            0
   01/01/2010 to 12/31/2010...........    $ 8.35       $10.06          294
   01/01/2011 to 12/31/2011...........    $10.06       $ 9.62          201
PROFUND VP INTERNET
   05/01/2009 to 12/31/2009...........    $ 9.25       $12.51            0
   01/01/2010 to 12/31/2010...........    $12.51       $16.47            0
   01/01/2011 to 12/31/2011...........    $16.47       $14.93            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $ 7.08       $ 7.84            0
   01/01/2010 to 12/31/2010...........    $ 7.84       $ 7.14            0
   01/01/2011 to 12/31/2011...........    $ 7.14       $ 5.66            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.02       $ 8.78            0
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.67          243
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.71            0
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 6.16       $ 7.76            0
   01/01/2010 to 12/31/2010...........    $ 7.76       $ 8.53            0
   01/01/2011 to 12/31/2011...........    $ 8.53       $ 8.20            0
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.55       $ 9.53            0
   01/01/2010 to 12/31/2010...........    $ 9.53       $11.91          504
   01/01/2011 to 12/31/2011...........    $11.91       $11.26          209
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 7.04       $ 9.02            0
   01/01/2010 to 12/31/2010...........    $ 9.02       $10.58            0
   01/01/2011 to 12/31/2011...........    $10.58       $ 9.90            0
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 7.93       $10.31            0
   01/01/2010 to 12/31/2010...........    $10.31       $11.86            0
   01/01/2011 to 12/31/2011...........    $11.86       $11.72            0
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $ 9.92       $11.45        6,547
   01/01/2010 to 12/31/2010...........    $11.45       $13.12        3,236
   01/01/2011 to 12/31/2011...........    $13.12       $13.06        1,649
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $ 7.06       $ 9.18          116
   01/01/2010 to 12/31/2010...........    $ 9.18       $ 8.98          471
   01/01/2011 to 12/31/2011...........    $ 8.98       $10.15          350
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $ 9.78       $13.31            0
   01/01/2010 to 12/31/2010...........    $13.31       $17.22            0
   01/01/2011 to 12/31/2011...........    $17.22       $13.55            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 5.54       $ 8.05        1,440
   01/01/2010 to 12/31/2010...........    $ 8.05       $ 9.77        1,103
   01/01/2011 to 12/31/2011...........    $ 9.77       $ 9.97          292
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $ 6.95       $ 7.00        1,983
   01/01/2010 to 12/31/2010...........    $ 7.00       $ 5.73        4,321
   01/01/2011 to 12/31/2011...........    $ 5.73       $ 3.48        1,971
PROFUND VP SEMICONDUCTOR
   05/01/2009 to 12/31/2009...........    $ 5.78       $ 7.86            0
   01/01/2010 to 12/31/2010...........    $ 7.86       $ 8.60            0
   01/01/2011 to 12/31/2011...........    $ 8.60       $ 8.04            0
PROFUND VP SHORT MID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.03       $ 6.42            0
   01/01/2010 to 12/31/2010...........    $ 6.42       $ 4.63            0
   01/01/2011 to 12/31/2011...........    $ 4.63       $ 4.14            0
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 8.92       $ 6.32            0
   01/01/2010 to 12/31/2010...........    $ 6.32       $ 4.85            0
   01/01/2011 to 12/31/2011...........    $ 4.85       $ 4.22            0
PROFUND VP SHORT SMALL-CAP
   05/01/2009 to 12/31/2009...........    $ 8.87       $ 6.39            0
   01/01/2010 to 12/31/2010...........    $ 6.39       $ 4.42            0
   01/01/2011 to 12/31/2011...........    $ 4.42       $ 3.91            0
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.09       $ 8.88            0
   01/01/2010 to 12/31/2010...........    $ 8.88       $10.87          396
   01/01/2011 to 12/31/2011...........    $10.87       $10.72           38
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 6.80       $ 8.43          625
   01/01/2010 to 12/31/2010...........    $ 8.43       $10.02          509
   01/01/2011 to 12/31/2011...........    $10.02       $ 9.36          300
PROFUND VP TECHNOLOGY
   05/01/2009 to 12/31/2009...........    $ 7.85       $10.54            0
   01/01/2010 to 12/31/2010...........    $10.54       $11.36            0
   01/01/2011 to 12/31/2011...........    $11.36       $10.91            0
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $ 8.31       $ 8.98            0
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.12          239
   01/01/2011 to 12/31/2011...........    $10.12       $10.03            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $11.23       $10.07          298
   01/01/2010 to 12/31/2010...........    $10.07       $10.80        1,744
   01/01/2011 to 12/31/2011...........    $10.80       $15.08        1,541
PROFUND VP ULTRABULL
   05/01/2009 to 12/31/2009...........    $ 3.45       $ 5.40            0
   01/01/2010 to 12/31/2010...........    $ 5.40       $ 6.42            0
   01/01/2011 to 12/31/2011...........    $ 6.42       $ 5.95            0
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 4.03       $ 6.48            0
   01/01/2010 to 12/31/2010...........    $ 6.48       $ 9.44            0
   01/01/2011 to 12/31/2011...........    $ 9.44       $ 7.94            0
PROFUND VP ULTRANASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 4.71       $ 8.01            0
   01/01/2010 to 12/31/2010...........    $ 8.01       $10.54            0
   01/01/2011 to 12/31/2011...........    $10.54       $10.14            0
PROFUND VP ULTRASMALL-CAP
   05/01/2009 to 12/31/2009...........    $ 3.17       $ 4.98            0
   01/01/2010 to 12/31/2010...........    $ 4.98       $ 7.19            0
   01/01/2011 to 12/31/2011...........    $ 7.19       $ 5.68            0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $ 8.48       $10.12            0
   01/01/2010 to 12/31/2010...........    $10.12       $10.43        3,356
   01/01/2011 to 12/31/2011...........    $10.43       $11.94        1,527
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.54       $ 9.93           35
   01/01/2010 to 12/31/2010...........    $ 9.93       $11.02           24
   01/01/2011 to 12/31/2011...........    $11.02       $ 9.13            0
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.93       $ 8.30        2,264
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 9.64        2,158
   01/01/2011 to 12/31/2011...........    $ 9.64       $10.18        1,013
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.83       $ 7.15        1,112
   01/01/2010 to 12/31/2010...........    $ 7.15       $ 8.29          841
   01/01/2011 to 12/31/2011...........    $ 8.29       $ 7.94          297

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.76       $ 8.84          923
   01/01/2010 to 12/31/2010...........    $ 8.84       $10.05          759
   01/01/2011 to 12/31/2011...........    $10.05       $10.54          186
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.19       $ 7.06        2,234
   01/01/2010 to 12/31/2010...........    $ 7.06       $ 8.00        1,739
   01/01/2011 to 12/31/2011...........    $ 8.00       $ 8.26          425
VALUE LINE TARGET 25 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.41       $ 5.89            0
   01/01/2010 to 12/31/2010...........    $ 5.89       $ 7.47            0
   01/01/2011 to 12/31/2011...........    $ 7.47       $ 5.48            0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $ 6.78       $ 8.22        1,309
   01/01/2010 to 07/16/2010...........    $ 8.22       $ 7.85            0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.91       $10.72        2,060
   01/01/2011 to 12/31/2011...........    $10.72       $ 9.10          775
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 7.85       $ 9.11        1,063
   01/01/2011 to 12/31/2011...........    $ 9.11       $ 8.67          613
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.93       $13.72        1,684
   01/01/2011 to 12/31/2011...........    $13.72       $12.64          457
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.19            0
   01/01/2011 to 12/31/2011...........    $12.19       $11.35            0


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH LT5, HAV & EBP OR WITH ANY COMBO 5% OR HDV & LT5
 OR GMWB, HDV AND EBP OR HD GRO 60 BPS AND COMBO DB OR HD GRO, EBP AND HAV OR GRO PLUS 2008 60 BPS AND COMBO DB OR GRO PLUS 2008 60 BPS, EBP AND HAV (2.75%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.48               0
   01/01/2006 to 12/31/2006...........    $10.48       $11.17               0
   01/01/2007 to 12/31/2007...........    $11.17       $11.43               0
   01/01/2008 to 12/31/2008...........    $11.43       $10.60               0
   01/01/2009 to 12/31/2009...........    $10.60       $12.05               0
   01/01/2010 to 12/31/2010...........    $12.05       $13.64               0
   01/01/2011 to 12/31/2011...........    $13.64       $13.63               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         749,654
   01/01/2006 to 12/31/2006...........    $10.01       $10.88      11,657,870
   01/01/2007 to 12/31/2007...........    $10.88       $11.55      20,110,042
   01/01/2008 to 12/31/2008...........    $11.55       $ 7.66      14,373,567
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 9.26      14,068,558
   01/01/2010 to 12/31/2010...........    $ 9.26       $10.09      13,024,320
   01/01/2011 to 12/31/2011...........    $10.09       $ 9.55      11,569,697
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.57       3,971,389
   01/01/2007 to 12/31/2007...........    $10.57       $11.25       7,713,337
   01/01/2008 to 12/31/2008...........    $11.25       $ 7.68       5,500,810
   01/01/2009 to 12/31/2009...........    $ 7.68       $ 9.43       5,313,878
   01/01/2010 to 12/31/2010...........    $ 9.43       $10.42       5,174,676
   01/01/2011 to 12/31/2011...........    $10.42       $10.15       4,769,958
AST ALGER ALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.09       $11.61               0
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.05       $11.23               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.07       $10.24          1,392
   01/01/2006 to 12/31/2006...........    $10.24       $11.64          1,255
   01/01/2007 to 12/31/2007...........    $11.64       $11.30          1,285
   01/01/2008 to 12/31/2008...........    $11.30       $ 7.17         66,069
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.21        134,326
   01/01/2010 to 12/31/2010...........    $ 8.21       $ 9.10        139,961
   01/01/2011 to 12/31/2011...........    $ 9.10       $ 9.16        130,283
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02        104,850
   01/01/2006 to 12/31/2006...........    $10.02       $10.77      2,978,305
   01/01/2007 to 12/31/2007...........    $10.77       $11.43      5,772,908
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.92      5,683,934
   01/01/2009 to 12/31/2009...........    $ 7.92       $ 9.50      6,336,587
   01/01/2010 to 12/31/2010...........    $ 9.50       $10.38      5,939,704
   01/01/2011 to 12/31/2011...........    $10.38       $ 9.97      5,132,034
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.10         81,289
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.62         28,998
   01/01/2006 to 12/31/2006...........    $10.62       $12.57          7,753
   01/01/2007 to 12/31/2007...........    $12.57       $12.37          8,258
   01/01/2008 to 12/31/2008...........    $12.37       $ 7.54         32,734
   01/01/2009 to 12/31/2009...........    $ 7.54       $ 8.67         94,318
   01/01/2010 to 12/31/2010...........    $ 8.67       $ 9.48         97,851
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 9.18         66,863
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009..........    $ 9.96       $ 9.94              0
   01/01/2010 to 12/31/2010...........    $ 9.94       $10.58              0
   01/01/2011 to 12/31/2011...........    $10.58       $10.94              0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........    $ 9.94       $ 9.56         11,040
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.28         93,883
   01/01/2011 to 12/31/2011...........    $10.28       $10.97        178,433
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.66        100,923
   01/01/2011 to 12/31/2011...........    $10.66       $11.55        236,487

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........    $ 9.92       $ 9.63               0
   01/01/2010 to 12/31/2010...........    $ 9.63       $10.41               0
   01/01/2011 to 12/31/2011...........    $10.41       $11.50         498,352
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........    $ 9.91       $ 9.53               0
   01/01/2010 to 12/31/2010...........    $ 9.53       $10.32               0
   01/01/2011 to 12/31/2011...........    $10.32       $11.64               0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........    $ 9.88       $ 9.21               0
   01/01/2010 to 12/31/2010...........    $ 9.21       $10.01           5,662
   01/01/2011 to 12/31/2011...........    $10.01       $11.56               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.90           6,485
   01/01/2011 to 12/31/2011...........    $10.90       $12.76         220,611
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.90         115,924
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,248,275
   01/01/2006 to 12/31/2006...........    $10.00       $11.05      18,199,900
   01/01/2007 to 12/31/2007...........    $11.05       $11.79      34,242,570
   01/01/2008 to 12/31/2008...........    $11.79       $ 7.46      22,886,838
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 9.10      21,369,395
   01/01/2010 to 12/31/2010...........    $ 9.10       $10.03      20,534,825
   01/01/2011 to 12/31/2011...........    $10.03       $ 9.52      18,278,067
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.49          53,627
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.24         238,666
   01/01/2009 to 12/31/2009...........    $ 7.24       $ 8.93         306,220
   01/01/2010 to 12/31/2010...........    $ 8.93       $ 9.93         431,763
   01/01/2011 to 12/31/2011...........    $ 9.93       $ 9.43         485,563
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03          24,908
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.06         546,227
   01/01/2009 to 12/31/2009...........    $ 7.06       $ 8.48         612,794
   01/01/2010 to 12/31/2010...........    $ 8.48       $ 9.22         678,507
   01/01/2011 to 12/31/2011...........    $ 9.22       $ 8.81         704,346

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.15       $11.91           1,262
   01/01/2006 to 12/31/2006...........    $11.91       $15.83               0
   01/01/2007 to 12/31/2007...........    $15.83       $12.33             824
   01/01/2008 to 12/31/2008...........    $12.33       $ 7.79          21,023
   01/01/2009 to 12/31/2009...........    $ 7.79       $ 9.99          28,425
   01/01/2010 to 12/31/2010...........    $ 9.99       $12.50          23,414
   01/01/2011 to 12/31/2011...........    $12.50       $12.96          16,257
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.93           5,438
   01/01/2006 to 12/31/2006...........    $ 9.93       $11.58           1,623
   01/01/2007 to 12/31/2007...........    $11.58       $ 9.26           2,034
   01/01/2008 to 07/18/2008...........    $ 9.26       $ 8.43               0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.86       1,308,598
   01/01/2006 to 12/31/2006...........    $10.86       $11.92       1,004,868
   01/01/2007 to 12/31/2007...........    $11.92       $12.89         886,922
   01/01/2008 to 12/31/2008...........    $12.89       $ 7.01         886,512
   01/01/2009 to 12/31/2009...........    $ 7.01       $ 9.04         783,199
   01/01/2010 to 12/31/2010...........    $ 9.04       $11.66         644,217
   01/01/2011 to 12/31/2011...........    $11.66       $ 9.85         634,564
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99          28,266
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.07         170,502
   01/01/2009 to 12/31/2009...........    $ 7.07       $ 8.34         142,867
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 9.19         189,668
   01/01/2011 to 12/31/2011...........    $ 9.19       $ 8.71         335,020
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.49       3,679,426
   01/01/2007 to 12/31/2007...........    $10.49       $11.07       7,784,050
   01/01/2008 to 12/31/2008...........    $11.07       $ 7.05       4,724,451
   01/01/2009 to 12/31/2009...........    $ 7.05       $ 8.49       4,989,521
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.45       4,449,367
   01/01/2011 to 12/31/2011...........    $ 9.45       $ 9.05       3,957,348
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.39       4,639,467
   01/01/2007 to 12/31/2007...........    $10.39       $11.26      11,205,684
   01/01/2008 to 12/31/2008...........    $11.26       $ 6.49       6,453,177
   01/01/2009 to 12/31/2009...........    $ 6.49       $ 7.95       6,777,176
   01/01/2010 to 12/31/2010...........    $ 7.95       $ 9.20       6,943,038
   01/01/2011 to 12/31/2011...........    $ 9.20       $ 8.39       6,149,329
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.43          36,314
   01/01/2009 to 11/13/2009...........    $ 7.43       $ 8.23               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.08              0
   01/01/2009 to 12/31/2009...........    $ 6.08       $ 7.99            169
   01/01/2010 to 12/31/2010...........    $ 7.99       $ 9.34          1,069
   01/01/2011 to 12/31/2011...........    $ 9.34       $ 8.63             41
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.66              0
   01/01/2006 to 12/31/2006...........    $10.66       $11.40              0
   01/01/2007 to 12/31/2007...........    $11.40       $12.64              0
   01/01/2008 to 12/31/2008...........    $12.64       $ 7.34              0
   01/01/2009 to 12/31/2009...........    $ 7.34       $10.67         23,102
   01/01/2010 to 12/31/2010...........    $10.67       $11.44          2,702
   01/01/2011 to 12/31/2011...........    $11.44       $10.69            515
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.17      6,507,114
   01/01/2006 to 12/31/2006...........    $10.17       $11.60      4,545,057
   01/01/2007 to 12/31/2007...........    $11.60       $11.86      4,043,618
   01/01/2008 to 12/31/2008...........    $11.86       $ 6.84      3,921,585
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 7.93      3,736,575
   01/01/2010 to 12/31/2010...........    $ 7.93       $ 8.70      3,487,393
   01/01/2011 to 12/31/2011...........    $ 8.70       $ 8.00      3,233,607
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.48        817,664
   01/01/2006 to 12/31/2006...........    $10.48       $10.83        609,710
   01/01/2007 to 12/31/2007...........    $10.83       $12.57        476,675
   01/01/2008 to 12/31/2008...........    $12.57       $ 7.24        455,277
   01/01/2009 to 12/31/2009...........    $ 7.24       $11.06        368,594
   01/01/2010 to 12/31/2010...........    $11.06       $12.89        333,876
   01/01/2011 to 12/31/2011...........    $12.89       $12.16        300,190
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.46            146
   01/01/2006 to 12/31/2006...........    $10.46       $11.93            203
   01/01/2007 to 12/31/2007...........    $11.93       $11.00            300
   01/01/2008 to 12/31/2008...........    $11.00       $ 7.85            300
   01/01/2009 to 12/31/2009...........    $ 7.85       $ 9.68          6,717
   01/01/2010 to 12/31/2010...........    $ 9.68       $11.94         11,846
   01/01/2011 to 12/31/2011...........    $11.94       $11.76          7,042

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.77          2,373
   01/01/2006 to 12/31/2006...........    $ 9.77       $10.48          2,667
   01/01/2007 to 12/31/2007...........    $10.48       $10.45          2,124
   01/01/2008 to 12/31/2008...........    $10.45       $ 7.56            612
   01/01/2009 to 12/31/2009...........    $ 7.56       $ 9.97          3,635
   01/01/2010 to 12/31/2010...........    $ 9.97       $11.01         11,027
   01/01/2011 to 12/31/2011...........    $11.01       $11.04         16,943
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17         36,388
   01/01/2008 to 12/31/2008...........    $10.17       $ 6.86        219,525
   01/01/2009 to 12/31/2009...........    $ 6.86       $ 8.45        480,661
   01/01/2010 to 12/31/2010...........    $ 8.45       $ 9.35        357,471
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 9.04        442,021
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         18,359
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.49        173,075
   01/01/2009 to 12/31/2009...........    $ 7.49       $ 8.98        605,824
   01/01/2010 to 12/31/2010...........    $ 8.98       $ 9.75        587,582
   01/01/2011 to 12/31/2011...........    $ 9.75       $ 9.43        521,789
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $11.18      3,223,931
   01/01/2006 to 12/31/2006...........    $11.18       $13.16      2,271,879
   01/01/2007 to 12/31/2007...........    $13.16       $15.23      1,888,969
   01/01/2008 to 12/31/2008...........    $15.23       $ 7.37      2,040,211
   01/01/2009 to 12/31/2009...........    $ 7.37       $ 9.70      1,756,999
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.80      1,629,992
   01/01/2011 to 12/31/2011...........    $10.80       $ 9.15      1,618,582
AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $10.61         73,916
   01/01/2006 to 12/31/2006...........    $10.61       $13.15        157,797
   01/01/2007 to 12/31/2007...........    $13.15       $15.06        256,629
   01/01/2008 to 12/31/2008...........    $15.06       $ 8.20        224,154
   01/01/2009 to 12/31/2009...........    $ 8.20       $10.41        236,523
   01/01/2010 to 12/31/2010...........    $10.41       $11.25        211,511
   01/01/2011 to 12/31/2011...........    $11.25       $ 9.56        184,715
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.53              0
   01/01/2006 to 12/31/2006...........    $10.53       $11.38              0
   01/01/2007 to 12/31/2007...........    $11.38       $11.28      1,604,442
   01/01/2008 to 12/31/2008...........    $11.28       $ 9.04      2,783,277
   01/01/2009 to 12/31/2009...........    $ 9.04       $10.72      2,224,281
   01/01/2010 to 12/31/2010...........    $10.72       $11.19      1,988,412
   01/01/2011 to 12/31/2011...........    $11.19       $10.91      1,688,955

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28            935
   01/01/2010 to 12/31/2010...........    $10.28       $11.12         19,360
   01/01/2011 to 12/31/2011...........    $11.12       $10.89            677
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29              0
   01/01/2010 to 12/31/2010...........    $10.29       $11.38          8,757
   01/01/2011 to 12/31/2011...........    $11.38       $10.41          2,019
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.91       $10.56        199,618
   01/01/2006 to 12/31/2006...........    $10.56       $12.61        146,199
   01/01/2007 to 12/31/2007...........    $12.61       $13.41        130,200
   01/01/2008 to 12/31/2008...........    $13.41       $ 7.65        156,046
   01/01/2009 to 12/31/2009...........    $ 7.65       $10.10        131,776
   01/01/2010 to 12/31/2010...........    $10.10       $10.53        115,802
   01/01/2011 to 12/31/2011...........    $10.53       $ 9.31        108,976
AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.46        208,695
   01/01/2006 to 12/31/2006...........    $10.46       $12.05        464,610
   01/01/2007 to 12/31/2007...........    $12.05       $11.37        767,352
   01/01/2008 to 12/31/2008...........    $11.37       $ 6.47        711,595
   01/01/2009 to 12/31/2009...........    $ 6.47       $ 7.51        619,447
   01/01/2010 to 12/31/2010...........    $ 7.51       $ 8.27        561,803
   01/01/2011 to 12/31/2011...........    $ 8.27       $ 7.70        505,503
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.86      1,664,015
   01/01/2006 to 12/31/2006...........    $ 9.86       $10.53      1,315,435
   01/01/2007 to 12/31/2007...........    $10.53       $10.86      1,141,313
   01/01/2008 to 12/31/2008...........    $10.86       $ 8.10        917,378
   01/01/2009 to 12/31/2009...........    $ 8.10       $10.61        769,735
   01/01/2010 to 12/31/2010...........    $10.61       $11.70        687,638
   01/01/2011 to 12/31/2011...........    $11.70       $12.54        544,117
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.13       $10.80      6,051,062
   01/01/2006 to 12/31/2006...........    $10.80       $11.27      4,932,382
   01/01/2007 to 12/31/2007...........    $11.27       $12.60      4,332,425
   01/01/2008 to 12/31/2008...........    $12.60       $ 6.90      4,155,036
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.71      3,679,697
   01/01/2010 to 12/31/2010...........    $ 8.71       $10.14      3,268,952
   01/01/2011 to 12/31/2011...........    $10.14       $ 9.77      2,896,966

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.97       $10.38          5,972
   01/01/2006 to 12/31/2006...........    $10.38       $12.55          2,983
   01/01/2007 to 12/31/2007...........    $12.55       $13.35          2,847
   01/01/2008 to 12/31/2008...........    $13.35       $ 8.57          1,149
   01/01/2009 to 12/31/2009...........    $ 8.57       $10.96         33,124
   01/01/2010 to 12/31/2010...........    $10.96       $11.94         11,249
   01/01/2011 to 12/31/2011...........    $11.94       $11.25          5,180
AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.66        517,291
   01/01/2006 to 12/31/2006...........    $10.66       $11.37        321,176
   01/01/2007 to 12/31/2007...........    $11.37       $12.73        269,807
   01/01/2008 to 12/31/2008...........    $12.73       $ 7.88        336,505
   01/01/2009 to 12/31/2009...........    $ 7.88       $ 9.53        373,427
   01/01/2010 to 12/31/2010...........    $ 9.53       $10.45        344,635
   01/01/2011 to 12/31/2011...........    $10.45       $10.10        305,235
AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.26              0
   01/01/2006 to 12/31/2006...........    $10.26       $11.40              0
   01/01/2007 to 12/31/2007...........    $11.40       $11.39         11,487
   01/01/2008 to 12/31/2008...........    $11.39       $ 6.85         31,374
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 9.25         45,257
   01/01/2010 to 12/31/2010...........    $ 9.25       $11.12         47,273
   01/01/2011 to 12/31/2011...........    $11.12       $10.45         40,723
AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.01        125,063
   01/01/2006 to 12/31/2006...........    $10.01       $10.18        103,753
   01/01/2007 to 12/31/2007...........    $10.18       $10.38         96,280
   01/01/2008 to 12/31/2008...........    $10.38       $10.35         66,488
   01/01/2009 to 12/31/2009...........    $10.35       $10.09        234,920
   01/01/2010 to 12/31/2010...........    $10.09       $ 9.82        137,154
   01/01/2011 to 12/31/2011...........    $ 9.82       $ 9.55        472,914
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.78      1,285,712
   01/01/2006 to 12/31/2006...........    $10.78       $11.62        950,935
   01/01/2007 to 12/31/2007...........    $11.62       $11.65        844,128
   01/01/2008 to 12/31/2008...........    $11.65       $ 6.54        807,471
   01/01/2009 to 12/31/2009...........    $ 6.54       $ 8.95        660,293
   01/01/2010 to 12/31/2010...........    $ 8.95       $10.74        566,838
   01/01/2011 to 12/31/2011...........    $10.74       $10.19        505,579
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.05              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $11.23          1,405
   01/01/2006 to 12/31/2006...........    $11.23       $12.46          1,129
   01/01/2007 to 12/31/2007...........    $12.46       $14.80         10,034
   01/01/2008 to 12/31/2008...........    $14.80       $ 8.18         13,098
   01/01/2009 to 12/31/2009...........    $ 8.18       $10.32         15,142
   01/01/2010 to 12/31/2010...........    $10.32       $12.92         17,341
   01/01/2011 to 12/31/2011...........    $12.92       $12.78         13,465
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.22            684
   01/01/2006 to 12/31/2006...........    $10.22       $10.71            698
   01/01/2007 to 12/31/2007...........    $10.71       $12.36            604
   01/01/2008 to 12/31/2008...........    $12.36       $ 6.91              0
   01/01/2009 to 12/31/2009...........    $ 6.91       $ 8.23          4,451
   01/01/2010 to 12/31/2010...........    $ 8.23       $ 9.63          4,271
   01/01/2011 to 04/29/2011...........    $ 9.63       $10.76              0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.55              0
   01/01/2009 to 12/31/2009...........    $ 5.55       $ 8.98          5,582
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.68         14,634
   01/01/2011 to 12/31/2011...........    $10.68       $ 8.28          5,061
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.96      4,098,126
   01/01/2006 to 12/31/2006...........    $ 9.96       $10.06      3,462,277
   01/01/2007 to 12/31/2007...........    $10.06       $10.45      3,119,485
   01/01/2008 to 12/31/2008...........    $10.45       $10.27      1,831,410
   01/01/2009 to 12/31/2009...........    $10.27       $11.01      1,839,963
   01/01/2010 to 12/31/2010...........    $11.01       $11.13      1,801,999
   01/01/2011 to 12/31/2011...........    $11.13       $11.07      1,557,369
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.06      1,060,546
   01/01/2006 to 12/31/2006...........    $10.06       $10.15      1,656,324
   01/01/2007 to 12/31/2007...........    $10.15       $10.69      2,012,250
   01/01/2008 to 12/31/2008...........    $10.69       $10.16      1,054,793
   01/01/2009 to 12/31/2009...........    $10.16       $11.51      1,375,344
   01/01/2010 to 12/31/2010...........    $11.51       $12.06      1,368,149
   01/01/2011 to 12/31/2011...........    $12.06       $12.10      1,237,359
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         18,697
   01/01/2006 to 12/31/2006...........    $10.03       $10.53      1,359,706
   01/01/2007 to 12/31/2007...........    $10.53       $11.13      3,034,236
   01/01/2008 to 12/31/2008...........    $11.13       $ 8.72      6,872,223
   01/01/2009 to 12/31/2009...........    $ 8.72       $10.17      6,225,654
   01/01/2010 to 12/31/2010...........    $10.17       $10.94      7,022,300
   01/01/2011 to 12/31/2011...........    $10.94       $10.75      6,797,345

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.05              0
AST QMA US EQUITY ALPHA PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.31          1,928
   01/01/2006 to 12/31/2006...........    $10.31       $11.29          1,479
   01/01/2007 to 12/31/2007...........    $11.29       $11.20          1,511
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.68          1,642
   01/01/2009 to 12/31/2009...........    $ 6.68       $ 7.91          1,562
   01/01/2010 to 12/31/2010...........    $ 7.91       $ 8.85          1,465
   01/01/2011 to 12/31/2011...........    $ 8.85       $ 8.90          1,332
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.83          4,084
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.22              0
   01/01/2006 to 12/31/2006...........    $10.22       $10.90              0
   01/01/2007 to 12/31/2007...........    $10.90       $11.55        394,516
   01/01/2008 to 12/31/2008...........    $11.55       $ 7.84        302,212
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 9.71        918,973
   01/01/2010 to 12/31/2010...........    $ 9.71       $10.56      1,157,010
   01/01/2011 to 12/31/2011...........    $10.56       $ 9.92      1,126,904
AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.34         35,838
   01/01/2006 to 12/31/2006...........    $10.34       $11.32         85,450
   01/01/2007 to 12/31/2007...........    $11.32       $11.79        134,033
   01/01/2008 to 12/31/2008...........    $11.79       $ 7.45        105,226
   01/01/2009 to 12/31/2009...........    $ 7.45       $ 9.71         94,190
   01/01/2010 to 12/31/2010...........    $ 9.71       $12.88         86,506
   01/01/2011 to 12/31/2011...........    $12.88       $12.40         67,451
AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.55      1,620,167
   01/01/2006 to 12/31/2006...........    $10.55       $12.32      1,224,900
   01/01/2007 to 12/31/2007...........    $12.32       $11.30      1,300,514
   01/01/2008 to 12/31/2008...........    $11.30       $ 7.73      1,085,374
   01/01/2009 to 12/31/2009...........    $ 7.73       $ 9.54        986,424
   01/01/2010 to 12/31/2010...........    $ 9.54       $11.69        834,033
   01/01/2011 to 12/31/2011...........    $11.69       $10.69        755,910

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.26              0
   01/01/2006 to 12/31/2006...........    $10.26       $11.23        132,697
   01/01/2007 to 12/31/2007...........    $11.23       $11.61      3,353,734
   01/01/2008 to 12/31/2008...........    $11.61       $ 8.36      2,219,906
   01/01/2009 to 12/31/2009...........    $ 8.36       $10.09      2,268,251
   01/01/2010 to 12/31/2010...........    $10.09       $10.94      2,381,502
   01/01/2011 to 12/31/2011...........    $10.94       $10.86      2,168,883
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.22        215,250
   01/01/2006 to 12/31/2006...........    $10.22       $12.06        465,909
   01/01/2007 to 12/31/2007...........    $12.06       $11.31        698,695
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.39        571,504
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 7.69        533,127
   01/01/2010 to 12/31/2010...........    $ 7.69       $ 8.47        487,723
   01/01/2011 to 12/31/2011...........    $ 8.47       $ 8.10        434,285
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.36      1,654,788
   01/01/2006 to 12/31/2006...........    $ 9.36       $ 9.68      1,204,466
   01/01/2007 to 12/31/2007...........    $ 9.68       $10.32      1,018,776
   01/01/2008 to 12/31/2008...........    $10.32       $ 9.79        548,544
   01/01/2009 to 12/31/2009...........    $ 9.79       $10.67        574,127
   01/01/2010 to 12/31/2010...........    $10.67       $10.98        590,706
   01/01/2011 to 12/31/2011...........    $10.98       $11.11        493,366
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $12.01              0
   01/01/2006 to 12/31/2006...........    $12.01       $12.34        390,337
   01/01/2007 to 12/31/2007...........    $12.34       $12.99        677,351
   01/01/2008 to 12/31/2008...........    $12.99       $ 7.51        604,930
   01/01/2009 to 12/31/2009...........    $ 7.51       $11.19        537,628
   01/01/2010 to 12/31/2010...........    $11.19       $12.61        480,201
   01/01/2011 to 12/31/2011...........    $12.61       $12.05        398,072
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.63              0
   01/01/2006 to 12/31/2006...........    $11.63       $13.11              0
   01/01/2007 to 12/31/2007...........    $13.11       $17.91              0
   01/01/2008 to 12/31/2008...........    $17.91       $ 8.71              0
   01/01/2009 to 12/31/2009...........    $ 8.71       $12.65          7,087
   01/01/2010 to 12/31/2010...........    $12.65       $14.82          8,663
   01/01/2011 to 12/31/2011...........    $14.82       $12.26          6,782

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99             0
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.24             0
   01/01/2007 to 12/31/2007...........    $11.24       $11.97             0
   01/01/2008 to 12/31/2008...........    $11.97       $ 6.71             0
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 8.39        96,451
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.35        45,397
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 8.78       134,227
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97       159,292
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.19       669,023
   01/01/2009 to 12/31/2009...........    $ 9.19       $ 9.97       350,809
   01/01/2010 to 12/31/2010...........    $ 9.97       $10.46       293,625
   01/01/2011 to 12/31/2011...........    $10.46       $10.78       311,846
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.35             0
   01/01/2006 to 12/31/2006...........    $11.35       $12.25             0
   01/01/2007 to 12/31/2007...........    $12.25       $13.23             0
   01/01/2008 to 12/31/2008...........    $13.23       $ 7.57             0
   01/01/2009 to 12/31/2009...........    $ 7.57       $10.30           615
   01/01/2010 to 07/16/2010...........    $10.30       $10.02             0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005...........    $ 9.90       $10.90         7,851
   01/01/2006 to 12/31/2006...........    $10.90       $13.06         2,565
   01/01/2007 to 12/31/2007...........    $13.06       $14.60         2,324
   01/01/2008 to 12/31/2008...........    $14.60       $ 8.31           500
   01/01/2009 to 12/31/2009...........    $ 8.31       $ 9.37           885
   01/01/2010 to 07/16/2010...........    $ 9.37       $ 8.85             0
EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005...........    $10.02       $10.52             0
   01/01/2006 to 12/31/2006...........    $10.52       $10.84             0
   01/01/2007 to 12/31/2007...........    $10.84       $11.81             0
   01/01/2008 to 12/31/2008...........    $11.81       $ 8.36             0
   01/01/2009 to 12/31/2009...........    $ 8.36       $11.70        20,953
   01/01/2010 to 07/16/2010...........    $11.70       $10.87             0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.76             0
   01/01/2006 to 12/31/2006...........    $ 9.76       $ 9.87             0
   01/01/2007 to 12/31/2007...........    $ 9.87       $10.15             0
   01/01/2008 to 12/31/2008...........    $10.15       $ 5.54             0
   01/01/2009 to 12/31/2009...........    $ 5.54       $ 6.94             0
   01/01/2010 to 12/31/2010...........    $ 6.94       $ 8.03             0
   01/01/2011 to 12/31/2011...........    $ 8.03       $ 6.96             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.59       185,871
   01/01/2009 to 12/31/2009...........    $ 6.59       $ 8.34       456,043
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 8.94       720,669
   01/01/2011 to 12/31/2011...........    $ 8.94       $ 8.55       818,485
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.85             0
   01/01/2006 to 12/31/2006...........    $10.85       $14.61             0
   01/01/2007 to 12/31/2007...........    $14.61       $16.10             0
   01/01/2008 to 12/31/2008...........    $16.10       $ 8.96             0
   01/01/2009 to 12/31/2009...........    $ 8.96       $12.29         3,434
   01/01/2010 to 12/31/2010...........    $12.29       $13.12         3,295
   01/01/2011 to 12/31/2011...........    $13.12       $11.80             0
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.11             0
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.05             0
INVESCO V.I. DYNAMICS FUND
   03/14/2005 to 12/31/2005...........    $10.05       $10.82         2,363
   01/01/2006 to 12/31/2006...........    $10.82       $12.22           651
   01/01/2007 to 12/31/2007...........    $12.22       $13.33           598
   01/01/2008 to 12/31/2008...........    $13.33       $ 6.73             0
   01/01/2009 to 12/31/2009...........    $ 6.73       $ 9.32             0
   01/01/2010 to 12/31/2010...........    $ 9.32       $11.22             0
   01/01/2011 to 04/29/2011...........    $11.22       $12.45             0
INVESCO V.I. FINANCIAL SERVICES FUND
   03/14/2005 to 12/31/2005...........    $10.06       $10.65             0
   01/01/2006 to 12/31/2006...........    $10.65       $12.06             0
   01/01/2007 to 12/31/2007...........    $12.06       $ 9.12             0
   01/01/2008 to 12/31/2008...........    $ 9.12       $ 3.60             0
   01/01/2009 to 12/31/2009...........    $ 3.60       $ 4.46         6,325
   01/01/2010 to 12/31/2010...........    $ 4.46       $ 4.78         5,778
   01/01/2011 to 04/29/2011...........    $ 4.78       $ 5.03             0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   03/14/2005 to 12/31/2005...........    $10.06       $11.07             0
   01/01/2006 to 12/31/2006...........    $11.07       $11.33             0
   01/01/2007 to 12/31/2007...........    $11.33       $12.32             0
   01/01/2008 to 12/31/2008...........    $12.32       $ 8.55             0
   01/01/2009 to 12/31/2009...........    $ 8.55       $10.62             0
   01/01/2010 to 12/31/2010...........    $10.62       $10.87             0
   01/01/2011 to 12/31/2011...........    $10.87       $10.99             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND
   03/14/2005 to 12/31/2005...........    $10.00       $10.62             0
   01/01/2006 to 12/31/2006...........    $10.62       $11.42             0
   01/01/2007 to 12/31/2007...........    $11.42       $11.95             0
   01/01/2008 to 12/31/2008...........    $11.95       $ 6.45             0
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 9.88             0
   01/01/2010 to 12/31/2010...........    $ 9.88       $11.65             0
   01/01/2011 to 12/31/2011...........    $11.65       $10.76             0
NASDAQ TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.77             0
   01/01/2006 to 12/31/2006...........    $10.77       $11.41             0
   01/01/2007 to 12/31/2007...........    $11.41       $13.50             0
   01/01/2008 to 12/31/2008...........    $13.50       $ 6.45             0
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 7.33             0
   01/01/2010 to 12/31/2010...........    $ 7.33       $ 9.30             0
   01/01/2011 to 12/31/2011...........    $ 9.30       $ 9.16             0
NVIT DEVELOPING MARKETS FUND
   03/14/2005 to 12/31/2005...........    $ 9.88       $11.95         4,157
   01/01/2006 to 12/31/2006...........    $11.95       $15.64           465
   01/01/2007 to 12/31/2007...........    $15.64       $21.83           453
   01/01/2008 to 12/31/2008...........    $21.83       $ 8.94           789
   01/01/2009 to 12/31/2009...........    $ 8.94       $14.11        11,746
   01/01/2010 to 12/31/2010...........    $14.11       $15.94         7,649
   01/01/2011 to 12/31/2011...........    $15.94       $12.03         1,117
PROFUND VP ASIA 30
   03/14/2005 to 12/31/2005...........    $10.00       $11.12             0
   01/01/2006 to 12/31/2006...........    $11.12       $15.06             0
   01/01/2007 to 12/31/2007...........    $15.06       $21.64             0
   01/01/2008 to 12/31/2008...........    $21.64       $10.35             0
   01/01/2009 to 12/31/2009...........    $10.35       $15.52             0
   01/01/2010 to 12/31/2010...........    $15.52       $17.19             0
   01/01/2011 to 12/31/2011...........    $17.19       $12.21             0
PROFUND VP BANKS
   03/14/2005 to 12/31/2005...........    $10.08       $10.12             0
   01/01/2006 to 12/31/2006...........    $10.12       $11.36             0
   01/01/2007 to 12/31/2007...........    $11.36       $ 8.03             0
   01/01/2008 to 12/31/2008...........    $ 8.03       $ 4.15             0
   01/01/2009 to 12/31/2009...........    $ 4.15       $ 3.86             0
   01/01/2010 to 12/31/2010...........    $ 3.86       $ 4.07             0
   01/01/2011 to 12/31/2011...........    $ 4.07       $ 2.90             0
PROFUND VP BASIC MATERIALS
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.50             0
   01/01/2006 to 12/31/2006...........    $ 9.50       $10.67             0
   01/01/2007 to 12/31/2007...........    $10.67       $13.56             0
   01/01/2008 to 12/31/2008...........    $13.56       $ 6.40             0
   01/01/2009 to 12/31/2009...........    $ 6.40       $10.11         5,700
   01/01/2010 to 12/31/2010...........    $10.11       $12.75         2,719
   01/01/2011 to 12/31/2011...........    $12.75       $10.40             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.56            0
   01/01/2006 to 12/31/2006...........    $ 9.56       $ 8.60            0
   01/01/2007 to 12/31/2007...........    $ 8.60       $ 8.41            0
   01/01/2008 to 12/31/2008...........    $ 8.41       $11.45            0
   01/01/2009 to 12/31/2009...........    $11.45       $ 8.03        1,342
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 6.42          269
   01/01/2011 to 12/31/2011...........    $ 6.42       $ 5.69            0
PROFUND VP BIOTECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.48       $13.51            0
   01/01/2006 to 12/31/2006...........    $13.51       $12.60            0
   01/01/2007 to 12/31/2007...........    $12.60       $12.11            0
   01/01/2008 to 12/31/2008...........    $12.11       $12.00            0
   01/01/2009 to 12/31/2009...........    $12.00       $12.10            0
   01/01/2010 to 12/31/2010...........    $12.10       $12.37            0
   01/01/2011 to 12/31/2011...........    $12.37       $12.82            0
PROFUND VP BULL
   03/14/2005 to 12/31/2005...........    $10.05       $10.14            0
   01/01/2006 to 12/31/2006...........    $10.14       $11.21            0
   01/01/2007 to 12/31/2007...........    $11.21       $11.29            0
   01/01/2008 to 12/31/2008...........    $11.29       $ 6.84            0
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.27        3,484
   01/01/2010 to 12/31/2010...........    $ 8.27       $ 9.06            0
   01/01/2011 to 12/31/2011...........    $ 9.06       $ 8.81          816
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.75            0
   01/01/2006 to 12/31/2006...........    $ 9.75       $10.68            0
   01/01/2007 to 12/31/2007...........    $10.68       $11.17            0
   01/01/2008 to 12/31/2008...........    $11.17       $ 7.96            0
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.42          589
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.75        7,197
   01/01/2011 to 12/31/2011...........    $10.75       $11.18          998
PROFUND VP CONSUMER SERVICES
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.68            0
   01/01/2006 to 12/31/2006...........    $ 9.68       $10.55            0
   01/01/2007 to 12/31/2007...........    $10.55       $ 9.41            0
   01/01/2008 to 12/31/2008...........    $ 9.41       $ 6.28            0
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 7.99        4,595
   01/01/2010 to 12/31/2010...........    $ 7.99       $ 9.43        3,330
   01/01/2011 to 12/31/2011...........    $ 9.43       $ 9.67        1,240

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP EUROPE 30
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.44            0
   01/01/2006 to 12/31/2006...........    $10.44       $11.93            0
   01/01/2007 to 12/31/2007...........    $11.93       $13.29            0
   01/01/2008 to 12/31/2008...........    $13.29       $ 7.24            0
   01/01/2009 to 12/31/2009...........    $ 7.24       $ 9.31        8,044
   01/01/2010 to 12/31/2010...........    $ 9.31       $ 9.29        1,679
   01/01/2011 to 12/31/2011...........    $ 9.29       $ 8.23          907
PROFUND VP FINANCIALS
   03/14/2005 to 12/31/2005...........    $10.08       $10.55            0
   01/01/2006 to 12/31/2006...........    $10.55       $12.04            0
   01/01/2007 to 12/31/2007...........    $12.04       $ 9.47            0
   01/01/2008 to 12/31/2008...........    $ 9.47       $ 4.55            0
   01/01/2009 to 12/31/2009...........    $ 4.55       $ 5.09            0
   01/01/2010 to 12/31/2010...........    $ 5.09       $ 5.49            0
   01/01/2011 to 12/31/2011...........    $ 5.49       $ 4.60            0
PROFUND VP HEALTH CARE
   03/14/2005 to 12/31/2005...........    $10.09       $10.48            0
   01/01/2006 to 12/31/2006...........    $10.48       $10.73            0
   01/01/2007 to 12/31/2007...........    $10.73       $11.12            0
   01/01/2008 to 12/31/2008...........    $11.12       $ 8.19            0
   01/01/2009 to 12/31/2009...........    $ 8.19       $ 9.52          699
   01/01/2010 to 12/31/2010...........    $ 9.52       $ 9.52          343
   01/01/2011 to 12/31/2011...........    $ 9.52       $10.19        3,455
PROFUND VP INDUSTRIALS
   03/14/2005 to 12/31/2005...........    $10.06       $10.08            0
   01/01/2006 to 12/31/2006...........    $10.08       $10.95            0
   01/01/2007 to 12/31/2007...........    $10.95       $11.90            0
   01/01/2008 to 12/31/2008...........    $11.90       $ 6.88            0
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.31        4,134
   01/01/2010 to 12/31/2010...........    $ 8.31       $10.00        3,430
   01/01/2011 to 12/31/2011...........    $10.00       $ 9.55        1,594
PROFUND VP INTERNET
   03/14/2005 to 12/31/2005...........    $ 9.94       $12.74            0
   01/01/2006 to 12/31/2006...........    $12.74       $12.56            0
   01/01/2007 to 12/31/2007...........    $12.56       $13.46            0
   01/01/2008 to 12/31/2008...........    $13.46       $ 7.22            0
   01/01/2009 to 12/31/2009...........    $ 7.22       $12.45            0
   01/01/2010 to 12/31/2010...........    $12.45       $16.37            0
   01/01/2011 to 12/31/2011...........    $16.37       $14.82            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   03/14/2005 to 12/31/2005...........    $ 9.95       $13.41             0
   01/01/2006 to 12/31/2006...........    $13.41       $14.45             0
   01/01/2007 to 12/31/2007...........    $14.45       $12.65             0
   01/01/2008 to 12/31/2008...........    $12.65       $ 7.28             0
   01/01/2009 to 12/31/2009...........    $ 7.28       $ 7.81         4,425
   01/01/2010 to 12/31/2010...........    $ 7.81       $ 7.10           722
   01/01/2011 to 12/31/2011...........    $ 7.10       $ 5.62           248
PROFUND VP LARGE-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.03       $10.01             0
   01/01/2006 to 12/31/2006...........    $10.01       $10.61             0
   01/01/2007 to 12/31/2007...........    $10.61       $11.04             0
   01/01/2008 to 12/31/2008...........    $11.04       $ 6.92             0
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.73        40,553
   01/01/2010 to 12/31/2010...........    $ 8.73       $ 9.61         4,454
   01/01/2011 to 12/31/2011...........    $ 9.61       $ 9.64           353
PROFUND VP LARGE-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.07       $10.22             0
   01/01/2006 to 12/31/2006...........    $10.22       $11.80             0
   01/01/2007 to 12/31/2007...........    $11.80       $11.49             0
   01/01/2008 to 12/31/2008...........    $11.49       $ 6.65             0
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 7.73        44,390
   01/01/2010 to 12/31/2010...........    $ 7.73       $ 8.48           457
   01/01/2011 to 12/31/2011...........    $ 8.48       $ 8.14         4,407
PROFUND VP MID-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.06       $10.78             0
   01/01/2006 to 12/31/2006...........    $10.78       $10.90             0
   01/01/2007 to 12/31/2007...........    $10.90       $11.84             0
   01/01/2008 to 12/31/2008...........    $11.84       $ 7.05             0
   01/01/2009 to 12/31/2009...........    $ 7.05       $ 9.48         1,928
   01/01/2010 to 12/31/2010...........    $ 9.48       $11.84         3,897
   01/01/2011 to 12/31/2011...........    $11.84       $11.18           537
PROFUND VP MID-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.10       $10.62             0
   01/01/2006 to 12/31/2006...........    $10.62       $11.60             0
   01/01/2007 to 12/31/2007...........    $11.60       $11.39             0
   01/01/2008 to 12/31/2008...........    $11.39       $ 7.06             0
   01/01/2009 to 12/31/2009...........    $ 7.06       $ 8.98         1,667
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.52         2,975
   01/01/2011 to 12/31/2011...........    $10.52       $ 9.83           459
PROFUND VP NASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.06       $10.57             0
   01/01/2006 to 12/31/2006...........    $10.57       $10.85             0
   01/01/2007 to 12/31/2007...........    $10.85       $12.40             0
   01/01/2008 to 12/31/2008...........    $12.40       $ 6.94             0
   01/01/2009 to 12/31/2009...........    $ 6.94       $10.26             0
   01/01/2010 to 12/31/2010...........    $10.26       $11.79             0
   01/01/2011 to 12/31/2011...........    $11.79       $11.64             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP OIL & GAS
   03/14/2005 to 12/31/2005...........    $10.07       $10.95            0
   01/01/2006 to 12/31/2006...........    $10.95       $12.84            0
   01/01/2007 to 12/31/2007...........    $12.84       $16.54            0
   01/01/2008 to 12/31/2008...........    $16.54       $10.14            0
   01/01/2009 to 12/31/2009...........    $10.14       $11.39        1,210
   01/01/2010 to 12/31/2010...........    $11.39       $13.05        2,407
   01/01/2011 to 12/31/2011...........    $13.05       $12.97        1,539
PROFUND VP PHARMACEUTICALS
   03/14/2005 to 12/31/2005...........    $10.02       $ 9.46            0
   01/01/2006 to 12/31/2006...........    $ 9.46       $10.32            0
   01/01/2007 to 12/31/2007...........    $10.32       $10.27            0
   01/01/2008 to 12/31/2008...........    $10.27       $ 8.04            0
   01/01/2009 to 12/31/2009...........    $ 8.04       $ 9.13            0
   01/01/2010 to 12/31/2010...........    $ 9.13       $ 8.93            0
   01/01/2011 to 12/31/2011...........    $ 8.93       $10.08            0
PROFUND VP PRECIOUS METALS
   03/14/2005 to 12/31/2005...........    $ 9.89       $12.02            0
   01/01/2006 to 12/31/2006...........    $12.02       $12.55            0
   01/01/2007 to 12/31/2007...........    $12.55       $14.95            0
   01/01/2008 to 12/31/2008...........    $14.95       $10.06            0
   01/01/2009 to 12/31/2009...........    $10.06       $13.24        1,430
   01/01/2010 to 12/31/2010...........    $13.24       $17.12          999
   01/01/2011 to 12/31/2011...........    $17.12       $13.45            0
PROFUND VP REAL ESTATE
   03/14/2005 to 12/31/2005...........    $10.15       $11.20            0
   01/01/2006 to 12/31/2006...........    $11.20       $14.43            0
   01/01/2007 to 12/31/2007...........    $14.43       $11.28            0
   01/01/2008 to 12/31/2008...........    $11.28       $ 6.44            0
   01/01/2009 to 12/31/2009...........    $ 6.44       $ 8.01        3,095
   01/01/2010 to 12/31/2010...........    $ 8.01       $ 9.72            0
   01/01/2011 to 12/31/2011...........    $ 9.72       $ 9.90          121
PROFUND VP RISING RATES OPPORTUNITY
   03/14/2005 to 12/31/2005...........    $ 9.92       $ 9.10            0
   01/01/2006 to 12/31/2006...........    $ 9.10       $ 9.75            0
   01/01/2007 to 12/31/2007...........    $ 9.75       $ 8.99            0
   01/01/2008 to 12/31/2008...........    $ 8.99       $ 5.42            0
   01/01/2009 to 12/31/2009...........    $ 5.42       $ 6.97            0
   01/01/2010 to 12/31/2010...........    $ 6.97       $ 5.69            0
   01/01/2011 to 12/31/2011...........    $ 5.69       $ 3.46            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SEMICONDUCTOR
   03/14/2005 to 12/31/2005...........    $10.04       $10.67            0
   01/01/2006 to 12/31/2006...........    $10.67       $ 9.64            0
   01/01/2007 to 12/31/2007...........    $ 9.64       $10.04            0
   01/01/2008 to 12/31/2008...........    $10.04       $ 4.90            0
   01/01/2009 to 12/31/2009...........    $ 4.90       $ 7.82            0
   01/01/2010 to 12/31/2010...........    $ 7.82       $ 8.55            0
   01/01/2011 to 12/31/2011...........    $ 8.55       $ 7.99            0
PROFUND VP SHORT MID-CAP
   03/14/2005 to 12/31/2005...........    $ 9.93       $ 8.96            0
   01/01/2006 to 12/31/2006...........    $ 8.96       $ 8.39            0
   01/01/2007 to 12/31/2007...........    $ 8.39       $ 7.93            0
   01/01/2008 to 12/31/2008...........    $ 7.93       $10.17            0
   01/01/2009 to 12/31/2009...........    $10.17       $ 6.39            0
   01/01/2010 to 12/31/2010...........    $ 6.39       $ 4.61            0
   01/01/2011 to 12/31/2011...........    $ 4.61       $ 4.11            0
PROFUND VP SHORT NASDAQ-100
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.16            0
   01/01/2006 to 12/31/2006...........    $ 9.16       $ 8.79            0
   01/01/2007 to 12/31/2007...........    $ 8.79       $ 7.56            0
   01/01/2008 to 12/31/2008...........    $ 7.56       $10.89            0
   01/01/2009 to 12/31/2009...........    $10.89       $ 6.28            0
   01/01/2010 to 12/31/2010...........    $ 6.28       $ 4.82            0
   01/01/2011 to 12/31/2011...........    $ 4.82       $ 4.19            0
PROFUND VP SHORT SMALL-CAP
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.19            0
   01/01/2006 to 12/31/2006...........    $ 9.19       $ 7.88            0
   01/01/2007 to 12/31/2007...........    $ 7.88       $ 8.01            0
   01/01/2008 to 12/31/2008...........    $ 8.01       $ 9.67            0
   01/01/2009 to 12/31/2009...........    $ 9.67       $ 6.36            0
   01/01/2010 to 12/31/2010...........    $ 6.36       $ 4.39            0
   01/01/2011 to 12/31/2011...........    $ 4.39       $ 3.88            0
PROFUND VP SMALL-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.04       $10.50        2,613
   01/01/2006 to 12/31/2006...........    $10.50       $11.10          901
   01/01/2007 to 12/31/2007...........    $11.10       $11.23          899
   01/01/2008 to 12/31/2008...........    $11.23       $ 7.20            0
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 8.84            0
   01/01/2010 to 12/31/2010...........    $ 8.84       $10.81        2,784
   01/01/2011 to 12/31/2011...........    $10.81       $10.64          138

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.04       $10.32          499
   01/01/2006 to 12/31/2006...........    $10.32       $11.78          470
   01/01/2007 to 12/31/2007...........    $11.78       $10.63          545
   01/01/2008 to 12/31/2008...........    $10.63       $ 7.16          580
   01/01/2009 to 12/31/2009...........    $ 7.16       $ 8.39          586
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.96        3,373
   01/01/2011 to 12/31/2011...........    $ 9.96       $ 9.29          623
PROFUND VP TECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.03       $10.56            0
   01/01/2006 to 12/31/2006...........    $10.56       $11.10            0
   01/01/2007 to 12/31/2007...........    $11.10       $12.35            0
   01/01/2008 to 12/31/2008...........    $12.35       $ 6.68            0
   01/01/2009 to 12/31/2009...........    $ 6.68       $10.49            0
   01/01/2010 to 12/31/2010...........    $10.49       $11.30            0
   01/01/2011 to 12/31/2011...........    $11.30       $10.84            0
PROFUND VP TELECOMMUNICATIONS
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.76            0
   01/01/2006 to 12/31/2006...........    $ 9.76       $12.74            0
   01/01/2007 to 12/31/2007...........    $12.74       $13.43            0
   01/01/2008 to 12/31/2008...........    $13.43       $ 8.56            0
   01/01/2009 to 12/31/2009...........    $ 8.56       $ 8.94            0
   01/01/2010 to 12/31/2010...........    $ 8.94       $10.06            0
   01/01/2011 to 12/31/2011...........    $10.06       $ 9.96          905
PROFUND VP U.S. GOVERNMENT PLUS
   03/14/2005 to 12/31/2005...........    $10.08       $10.57            0
   01/01/2006 to 12/31/2006...........    $10.57       $ 9.81            0
   01/01/2007 to 12/31/2007...........    $ 9.81       $10.50            0
   01/01/2008 to 12/31/2008...........    $10.50       $15.29            0
   01/01/2009 to 12/31/2009...........    $15.29       $10.02        1,056
   01/01/2010 to 12/31/2010...........    $10.02       $10.73          328
   01/01/2011 to 12/31/2011...........    $10.73       $14.98        1,042
PROFUND VP ULTRABULL
   03/14/2005 to 12/31/2005...........    $10.11       $10.27            0
   01/01/2006 to 12/31/2006...........    $10.27       $12.29            0
   01/01/2007 to 12/31/2007...........    $12.29       $12.05            0
   01/01/2008 to 12/31/2008...........    $12.05       $ 3.82            0
   01/01/2009 to 12/31/2009...........    $ 3.82       $ 5.37            0
   01/01/2010 to 12/31/2010...........    $ 5.37       $ 6.38            0
   01/01/2011 to 12/31/2011...........    $ 6.38       $ 5.91            0
PROFUND VP ULTRAMID-CAP
   03/14/2005 to 12/31/2005...........    $10.15       $11.41            0
   01/01/2006 to 12/31/2006...........    $11.41       $12.27            0
   01/01/2007 to 12/31/2007...........    $12.27       $12.65            0
   01/01/2008 to 12/31/2008...........    $12.65       $ 4.00            0
   01/01/2009 to 12/31/2009...........    $ 4.00       $ 6.45            0
   01/01/2010 to 12/31/2010...........    $ 6.45       $ 9.39            0
   01/01/2011 to 12/31/2011...........    $ 9.39       $ 7.88            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRANASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.15       $11.06            0
   01/01/2006 to 12/31/2006...........    $11.06       $11.28            0
   01/01/2007 to 12/31/2007...........    $11.28       $14.10            0
   01/01/2008 to 12/31/2008...........    $14.10       $ 3.74            0
   01/01/2009 to 12/31/2009...........    $ 3.74       $ 7.97            0
   01/01/2010 to 12/31/2010...........    $ 7.97       $10.48            0
   01/01/2011 to 12/31/2011...........    $10.48       $10.07            0
PROFUND VP ULTRASMALL-CAP
   03/14/2005 to 12/31/2005...........    $10.12       $10.68            0
   01/01/2006 to 12/31/2006...........    $10.68       $13.09            0
   01/01/2007 to 12/31/2007...........    $13.09       $11.05            0
   01/01/2008 to 12/31/2008...........    $11.05       $ 3.63            0
   01/01/2009 to 12/31/2009...........    $ 3.63       $ 4.95            0
   01/01/2010 to 12/31/2010...........    $ 4.95       $ 7.15            0
   01/01/2011 to 12/31/2011...........    $ 7.15       $ 5.64            0
PROFUND VP UTILITIES
   03/14/2005 to 12/31/2005...........    $10.17       $10.62            0
   01/01/2006 to 12/31/2006...........    $10.62       $12.32            0
   01/01/2007 to 12/31/2007...........    $12.32       $13.87            0
   01/01/2008 to 12/31/2008...........    $13.87       $ 9.35            0
   01/01/2009 to 12/31/2009...........    $ 9.35       $10.07            0
   01/01/2010 to 12/31/2010...........    $10.07       $10.37            0
   01/01/2011 to 12/31/2011...........    $10.37       $11.85        1,095
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.93       $11.20        2,986
   01/01/2006 to 12/31/2006...........    $11.20       $13.19        2,963
   01/01/2007 to 12/31/2007...........    $13.19       $15.33        2,245
   01/01/2008 to 12/31/2008...........    $15.33       $ 7.41        2,889
   01/01/2009 to 12/31/2009...........    $ 7.41       $ 9.88        2,362
   01/01/2010 to 12/31/2010...........    $ 9.88       $10.96        2,206
   01/01/2011 to 12/31/2011...........    $10.96       $ 9.07        1,213
S&P TARGET 24 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.10       $10.50            0
   01/01/2006 to 12/31/2006...........    $10.50       $10.51            0
   01/01/2007 to 12/31/2007...........    $10.51       $10.65            0
   01/01/2008 to 12/31/2008...........    $10.65       $ 7.46            0
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 8.26            0
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.58            0
   01/01/2011 to 12/31/2011...........    $ 9.58       $10.11        2,066

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.45            0
   01/01/2006 to 12/31/2006...........    $10.45       $11.34            0
   01/01/2007 to 12/31/2007...........    $11.34       $12.07            0
   01/01/2008 to 12/31/2008...........    $12.07       $ 6.48            0
   01/01/2009 to 12/31/2009...........    $ 6.48       $ 7.12            0
   01/01/2010 to 12/31/2010...........    $ 7.12       $ 8.24            0
   01/01/2011 to 12/31/2011...........    $ 8.24       $ 7.88            0
THE DOW DART 10 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.55            0
   01/01/2006 to 12/31/2006...........    $ 9.55       $11.66            0
   01/01/2007 to 12/31/2007...........    $11.66       $11.42            0
   01/01/2008 to 12/31/2008...........    $11.42       $ 7.94            0
   01/01/2009 to 12/31/2009...........    $ 7.94       $ 8.80            0
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.99            0
   01/01/2011 to 12/31/2011...........    $ 9.99       $10.46            0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.69            0
   01/01/2006 to 12/31/2006...........    $ 9.69       $11.13            0
   01/01/2007 to 12/31/2007...........    $11.13       $10.94            0
   01/01/2008 to 12/31/2008...........    $10.94       $ 6.33            0
   01/01/2009 to 12/31/2009...........    $ 6.33       $ 7.02        6,622
   01/01/2010 to 12/31/2010...........    $ 7.02       $ 7.96        6,353
   01/01/2011 to 12/31/2011...........    $ 7.96       $ 8.20            0
VALUE LINE TARGET 25 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.13            0
   01/01/2006 to 12/31/2006...........    $11.13       $11.14            0
   01/01/2007 to 12/31/2007...........    $11.14       $12.80            0
   01/01/2008 to 12/31/2008...........    $12.80       $ 5.62            0
   01/01/2009 to 12/31/2009...........    $ 5.62       $ 5.86            0
   01/01/2010 to 12/31/2010...........    $ 5.86       $ 7.43            0
   01/01/2011 to 12/31/2011...........    $ 7.43       $ 5.44            0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   03/14/2005 to 12/31/2005...........    $10.07       $10.11            0
   01/01/2006 to 12/31/2006...........    $10.11       $11.65            0
   01/01/2007 to 12/31/2007...........    $11.65       $11.65            0
   01/01/2008 to 12/31/2008...........    $11.65       $ 7.20            0
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 8.18            0
   01/01/2010 to 07/16/2010...........    $ 8.18       $ 7.81            0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.86       $10.65          970
   01/01/2011 to 12/31/2011...........    $10.65       $ 9.04          581

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 7.81       $ 9.05           736
   01/01/2011 to 12/31/2011...........    $ 9.05       $ 8.61             0
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.87       $13.63        12,116
   01/01/2011 to 12/31/2011...........    $13.63       $12.55         5,363
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.18           612
   01/01/2011 to 12/31/2011...........    $12.18       $11.34             0


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

           ACCUMULATION UNIT VALUES: WITH LT5, HDV, AND EBP (3.00%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.47             0
   01/01/2006 to 12/31/2006...........    $10.47       $11.12             0
   01/01/2007 to 12/31/2007...........    $11.12       $11.35             0
   01/01/2008 to 12/31/2008...........    $11.35       $10.50             0
   01/01/2009 to 12/31/2009...........    $10.50       $11.90             0
   01/01/2010 to 12/31/2010...........    $11.90       $13.44             0
   01/01/2011 to 12/31/2011...........    $13.44       $13.39             0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01             0
   01/01/2006 to 12/31/2006...........    $10.01       $10.85        18,249
   01/01/2007 to 12/31/2007...........    $10.85       $11.49        19,931
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.60        38,177
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 9.17        46,682
   01/01/2010 to 12/31/2010...........    $ 9.17       $ 9.95        47,467
   01/01/2011 to 12/31/2011...........    $ 9.95       $ 9.40        47,097
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.54             0
   01/01/2007 to 12/31/2007...........    $10.54       $11.20         7,920
   01/01/2008 to 12/31/2008...........    $11.20       $ 7.63        13,497
   01/01/2009 to 12/31/2009...........    $ 7.63       $ 9.33        10,122
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.30         9,458
   01/01/2011 to 12/31/2011...........    $10.30       $10.00         9,294
AST ALGER ALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.09       $11.59             0
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.05       $11.21             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.07       $10.22            0
   01/01/2006 to 12/31/2006...........    $10.22       $11.58            0
   01/01/2007 to 12/31/2007...........    $11.58       $11.22            0
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.10            0
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.11            0
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 8.96            0
   01/01/2011 to 12/31/2011...........    $ 8.96       $ 9.00            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02            0
   01/01/2006 to 12/31/2006...........    $10.02       $10.74            0
   01/01/2007 to 12/31/2007...........    $10.74       $11.36        4,610
   01/01/2008 to 12/31/2008...........    $11.36       $ 7.86        4,379
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 9.40        6,761
   01/01/2010 to 12/31/2010...........    $ 9.40       $10.24        4,366
   01/01/2011 to 12/31/2011...........    $10.24       $ 9.81        4,220
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.08            0
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.59            0
   01/01/2006 to 12/31/2006...........    $10.59       $12.51            0
   01/01/2007 to 12/31/2007...........    $12.51       $12.28            0
   01/01/2008 to 12/31/2008...........    $12.28       $ 7.47            0
   01/01/2009 to 12/31/2009...........    $ 7.47       $ 8.56            0
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.34            0
   01/01/2011 to 12/31/2011...........    $ 9.34       $ 9.02            0
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009..........    $ 9.96       $ 9.93            0
   01/01/2010 to 12/31/2010...........    $ 9.93       $10.53            0
   01/01/2011 to 12/31/2011...........    $10.53       $10.87            0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........    $ 9.94       $ 9.55            0
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.24            0
   01/01/2011 to 12/31/2011...........    $10.24       $10.89            0
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.63            0
   01/01/2011 to 12/31/2011...........    $10.63       $11.49            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........    $ 9.92       $ 9.61             0
   01/01/2010 to 12/31/2010...........    $ 9.61       $10.37             0
   01/01/2011 to 12/31/2011...........    $10.37       $11.42             0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........    $ 9.91       $ 9.51             0
   01/01/2010 to 12/31/2010...........    $ 9.51       $10.28             0
   01/01/2011 to 12/31/2011...........    $10.28       $11.56             0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........    $ 9.88       $ 9.19             0
   01/01/2010 to 12/31/2010...........    $ 9.19       $ 9.97             0
   01/01/2011 to 12/31/2011...........    $ 9.97       $11.48             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.87             0
   01/01/2011 to 12/31/2011...........    $10.87       $12.69             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.87             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00             0
   01/01/2006 to 12/31/2006...........    $10.00       $11.02         2,672
   01/01/2007 to 12/31/2007...........    $11.02       $11.73        10,225
   01/01/2008 to 12/31/2008...........    $11.73       $ 7.40        11,699
   01/01/2009 to 12/31/2009...........    $ 7.40       $ 9.00        10,125
   01/01/2010 to 12/31/2010...........    $ 9.00       $ 9.90         9,470
   01/01/2011 to 12/31/2011...........    $ 9.90       $ 9.37         9,327
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.49             0
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.22         1,469
   01/01/2009 to 12/31/2009...........    $ 7.22       $ 8.88         1,466
   01/01/2010 to 12/31/2010...........    $ 8.88       $ 9.85         1,464
   01/01/2011 to 12/31/2011...........    $ 9.85       $ 9.33         1,462
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.02             0
   01/01/2008 to 12/31/2008...........    $10.02       $ 7.04         5,132
   01/01/2009 to 12/31/2009...........    $ 7.04       $ 8.43         7,751
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.15         7,715
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 8.72         7,765

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.15       $11.88             0
   01/01/2006 to 12/31/2006...........    $11.88       $15.76             0
   01/01/2007 to 12/31/2007...........    $15.76       $12.24             0
   01/01/2008 to 12/31/2008...........    $12.24       $ 7.71             0
   01/01/2009 to 12/31/2009...........    $ 7.71       $ 9.87             0
   01/01/2010 to 12/31/2010...........    $ 9.87       $12.32             0
   01/01/2011 to 12/31/2011...........    $12.32       $12.73             0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.90             0
   01/01/2006 to 12/31/2006...........    $ 9.90       $11.53             0
   01/01/2007 to 12/31/2007...........    $11.53       $ 9.19             0
   01/01/2008 to 07/18/2008...........    $ 9.19       $ 8.36             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.84             0
   01/01/2006 to 12/31/2006...........    $10.84       $11.87             0
   01/01/2007 to 12/31/2007...........    $11.87       $12.80             0
   01/01/2008 to 12/31/2008...........    $12.80       $ 6.94             0
   01/01/2009 to 12/31/2009...........    $ 6.94       $ 8.93             0
   01/01/2010 to 12/31/2010...........    $ 8.93       $11.48             0
   01/01/2011 to 12/31/2011...........    $11.48       $ 9.68             0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98             0
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 7.05             0
   01/01/2009 to 12/31/2009...........    $ 7.05       $ 8.29             0
   01/01/2010 to 12/31/2010...........    $ 8.29       $ 9.11             0
   01/01/2011 to 12/31/2011...........    $ 9.11       $ 8.62             0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.47             0
   01/01/2007 to 12/31/2007...........    $10.47       $11.02         5,264
   01/01/2008 to 12/31/2008...........    $11.02       $ 7.00         5,327
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.41         2,711
   01/01/2010 to 12/31/2010...........    $ 8.41       $ 9.33         2,039
   01/01/2011 to 12/31/2011...........    $ 9.33       $ 8.92         2,051
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.37             0
   01/01/2007 to 12/31/2007...........    $10.37       $11.20         5,929
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.44        12,636
   01/01/2009 to 12/31/2009...........    $ 6.44       $ 7.87         9,746
   01/01/2010 to 12/31/2010...........    $ 7.87       $ 9.09         8,928
   01/01/2011 to 12/31/2011...........    $ 9.09       $ 8.27         8,851
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.43             0
   01/01/2009 to 11/13/2009...........    $ 7.43       $ 8.21             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.08          0
   01/01/2009 to 12/31/2009...........    $ 6.08       $ 7.96          0
   01/01/2010 to 12/31/2010...........    $ 7.96       $ 9.28          0
   01/01/2011 to 12/31/2011...........    $ 9.28       $ 8.55          0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.64          0
   01/01/2006 to 12/31/2006...........    $10.64       $11.35          0
   01/01/2007 to 12/31/2007...........    $11.35       $12.55          0
   01/01/2008 to 12/31/2008...........    $12.55       $ 7.27          0
   01/01/2009 to 12/31/2009...........    $ 7.27       $10.54          0
   01/01/2010 to 12/31/2010...........    $10.54       $11.27          0
   01/01/2011 to 12/31/2011...........    $11.27       $10.50          0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.15          0
   01/01/2006 to 12/31/2006...........    $10.15       $11.55          0
   01/01/2007 to 12/31/2007...........    $11.55       $11.77          0
   01/01/2008 to 12/31/2008...........    $11.77       $ 6.77          0
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 7.83          0
   01/01/2010 to 12/31/2010...........    $ 7.83       $ 8.57          0
   01/01/2011 to 12/31/2011...........    $ 8.57       $ 7.86          0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.46          0
   01/01/2006 to 12/31/2006...........    $10.46       $10.78          0
   01/01/2007 to 12/31/2007...........    $10.78       $12.48          0
   01/01/2008 to 12/31/2008...........    $12.48       $ 7.17          0
   01/01/2009 to 12/31/2009...........    $ 7.17       $10.92          0
   01/01/2010 to 12/31/2010...........    $10.92       $12.70          0
   01/01/2011 to 12/31/2011...........    $12.70       $11.95          0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.44          0
   01/01/2006 to 12/31/2006...........    $10.44       $11.87          0
   01/01/2007 to 12/31/2007...........    $11.87       $10.92          0
   01/01/2008 to 12/31/2008...........    $10.92       $ 7.77          0
   01/01/2009 to 12/31/2009...........    $ 7.77       $ 9.56          0
   01/01/2010 to 12/31/2010...........    $ 9.56       $11.76          0
   01/01/2011 to 12/31/2011...........    $11.76       $11.56          0
AST HIGH YIELD PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.75          0
   01/01/2006 to 12/31/2006...........    $ 9.75       $10.43          0
   01/01/2007 to 12/31/2007...........    $10.43       $10.37          0
   01/01/2008 to 12/31/2008...........    $10.37       $ 7.49          0
   01/01/2009 to 12/31/2009...........    $ 7.49       $ 9.85          0
   01/01/2010 to 12/31/2010...........    $ 9.85       $10.84          0
   01/01/2011 to 12/31/2011...........    $10.84       $10.85          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17            0
   01/01/2008 to 12/31/2008...........    $10.17       $ 6.84            0
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.40            0
   01/01/2010 to 12/31/2010...........    $ 8.40       $ 9.27            0
   01/01/2011 to 12/31/2011...........    $ 9.27       $ 8.95            0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.15            0
   01/01/2008 to 12/31/2008...........    $10.15       $ 7.46            0
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 8.93            0
   01/01/2010 to 12/31/2010...........    $ 8.93       $ 9.67            0
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.33            0
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $11.16            0
   01/01/2006 to 12/31/2006...........    $11.16       $13.10            0
   01/01/2007 to 12/31/2007...........    $13.10       $15.12            0
   01/01/2008 to 12/31/2008...........    $15.12       $ 7.30            0
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 9.58            0
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.64            0
   01/01/2011 to 12/31/2011...........    $10.64       $ 8.99            0
AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $10.59            0
   01/01/2006 to 12/31/2006...........    $10.59       $13.09            0
   01/01/2007 to 12/31/2007...........    $13.09       $14.95            0
   01/01/2008 to 12/31/2008...........    $14.95       $ 8.12            0
   01/01/2009 to 12/31/2009...........    $ 8.12       $10.28            0
   01/01/2010 to 12/31/2010...........    $10.28       $11.08            0
   01/01/2011 to 12/31/2011...........    $11.08       $ 9.40            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.50            0
   01/01/2006 to 12/31/2006...........    $10.50       $11.32            0
   01/01/2007 to 12/31/2007...........    $11.32       $11.20            0
   01/01/2008 to 12/31/2008...........    $11.20       $ 8.95            0
   01/01/2009 to 12/31/2009...........    $ 8.95       $10.59        2,115
   01/01/2010 to 12/31/2010...........    $10.59       $11.02            0
   01/01/2011 to 12/31/2011...........    $11.02       $10.72            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.27          0
   01/01/2010 to 12/31/2010...........    $10.27       $11.09          0
   01/01/2011 to 12/31/2011...........    $11.09       $10.83          0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.28          0
   01/01/2010 to 12/31/2010...........    $10.28       $11.34          0
   01/01/2011 to 12/31/2011...........    $11.34       $10.36          0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.91       $10.53          0
   01/01/2006 to 12/31/2006...........    $10.53       $12.55          0
   01/01/2007 to 12/31/2007...........    $12.55       $13.32          0
   01/01/2008 to 12/31/2008...........    $13.32       $ 7.57          0
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.98          0
   01/01/2010 to 12/31/2010...........    $ 9.98       $10.38          0
   01/01/2011 to 12/31/2011...........    $10.38       $ 9.14          0
AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.44          0
   01/01/2006 to 12/31/2006...........    $10.44       $11.99          0
   01/01/2007 to 12/31/2007...........    $11.99       $11.29          0
   01/01/2008 to 12/31/2008...........    $11.29       $ 6.40          0
   01/01/2009 to 12/31/2009...........    $ 6.40       $ 7.42          0
   01/01/2010 to 12/31/2010...........    $ 7.42       $ 8.14          0
   01/01/2011 to 12/31/2011...........    $ 8.14       $ 7.57          0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.84          0
   01/01/2006 to 12/31/2006...........    $ 9.84       $10.48          0
   01/01/2007 to 12/31/2007...........    $10.48       $10.78          0
   01/01/2008 to 12/31/2008...........    $10.78       $ 8.03          0
   01/01/2009 to 12/31/2009...........    $ 8.03       $10.48          0
   01/01/2010 to 12/31/2010...........    $10.48       $11.53          0
   01/01/2011 to 12/31/2011...........    $11.53       $12.32          0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.12       $10.78          0
   01/01/2006 to 12/31/2006...........    $10.78       $11.21          0
   01/01/2007 to 12/31/2007...........    $11.21       $12.50          0
   01/01/2008 to 12/31/2008...........    $12.50       $ 6.83          0
   01/01/2009 to 12/31/2009...........    $ 6.83       $ 8.60          0
   01/01/2010 to 12/31/2010...........    $ 8.60       $ 9.99          0
   01/01/2011 to 12/31/2011...........    $ 9.99       $ 9.60          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.96       $10.36          0
   01/01/2006 to 12/31/2006...........    $10.36       $12.49          0
   01/01/2007 to 12/31/2007...........    $12.49       $13.25          0
   01/01/2008 to 12/31/2008...........    $13.25       $ 8.49          0
   01/01/2009 to 12/31/2009...........    $ 8.49       $10.83          0
   01/01/2010 to 12/31/2010...........    $10.83       $11.77          0
   01/01/2011 to 12/31/2011...........    $11.77       $11.06          0
AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.64          0
   01/01/2006 to 12/31/2006...........    $10.64       $11.32          0
   01/01/2007 to 12/31/2007...........    $11.32       $12.63          0
   01/01/2008 to 12/31/2008...........    $12.63       $ 7.81          0
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 9.41          0
   01/01/2010 to 12/31/2010...........    $ 9.41       $10.30          0
   01/01/2011 to 12/31/2011...........    $10.30       $ 9.93          0
AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.24          0
   01/01/2006 to 12/31/2006...........    $10.24       $11.34          0
   01/01/2007 to 12/31/2007...........    $11.34       $11.31          0
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.78          0
   01/01/2009 to 12/31/2009...........    $ 6.78       $ 9.14          0
   01/01/2010 to 12/31/2010...........    $ 9.14       $10.96          0
   01/01/2011 to 12/31/2011...........    $10.96       $10.26          0
AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.99          0
   01/01/2006 to 12/31/2006...........    $ 9.99       $10.13          0
   01/01/2007 to 12/31/2007...........    $10.13       $10.31          0
   01/01/2008 to 12/31/2008...........    $10.31       $10.25          0
   01/01/2009 to 12/31/2009...........    $10.25       $ 9.97          0
   01/01/2010 to 12/31/2010...........    $ 9.97       $ 9.67          0
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.38          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.76          0
   01/01/2006 to 12/31/2006...........    $10.76       $11.56          0
   01/01/2007 to 12/31/2007...........    $11.56       $11.57          0
   01/01/2008 to 12/31/2008...........    $11.57       $ 6.48          0
   01/01/2009 to 12/31/2009...........    $ 6.48       $ 8.84          0
   01/01/2010 to 12/31/2010...........    $ 8.84       $10.58          0
   01/01/2011 to 12/31/2011...........    $10.58       $10.01          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $11.21          0
   01/01/2006 to 12/31/2006...........    $11.21       $12.40          0
   01/01/2007 to 12/31/2007...........    $12.40       $14.70          0
   01/01/2008 to 12/31/2008...........    $14.70       $ 8.10          0
   01/01/2009 to 12/31/2009...........    $ 8.10       $10.20          0
   01/01/2010 to 12/31/2010...........    $10.20       $12.73          0
   01/01/2011 to 12/31/2011...........    $12.73       $12.56          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.20             0
   01/01/2006 to 12/31/2006...........    $10.20       $10.66             0
   01/01/2007 to 12/31/2007...........    $10.66       $12.27             0
   01/01/2008 to 12/31/2008...........    $12.27       $ 6.84             0
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.13             0
   01/01/2010 to 12/31/2010...........    $ 8.13       $ 9.49             0
   01/01/2011 to 04/29/2011...........    $ 9.49       $10.59             0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.54             0
   01/01/2009 to 12/31/2009...........    $ 5.54       $ 8.95             0
   01/01/2010 to 12/31/2010...........    $ 8.95       $10.61             0
   01/01/2011 to 12/31/2011...........    $10.61       $ 8.21             0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.94             0
   01/01/2006 to 12/31/2006...........    $ 9.94       $10.01             0
   01/01/2007 to 12/31/2007...........    $10.01       $10.37             0
   01/01/2008 to 12/31/2008...........    $10.37       $10.17             0
   01/01/2009 to 12/31/2009...........    $10.17       $10.88             0
   01/01/2010 to 12/31/2010...........    $10.88       $10.96             0
   01/01/2011 to 12/31/2011...........    $10.96       $10.87             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.04             0
   01/01/2006 to 12/31/2006...........    $10.04       $10.10             0
   01/01/2007 to 12/31/2007...........    $10.10       $10.61             0
   01/01/2008 to 12/31/2008...........    $10.61       $10.06             0
   01/01/2009 to 12/31/2009...........    $10.06       $11.37             0
   01/01/2010 to 12/31/2010...........    $11.37       $11.88             0
   01/01/2011 to 12/31/2011...........    $11.88       $11.89             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03             0
   01/01/2006 to 12/31/2006...........    $10.03       $10.50             0
   01/01/2007 to 12/31/2007...........    $10.50       $11.07             0
   01/01/2008 to 12/31/2008...........    $11.07       $ 8.65         4,182
   01/01/2009 to 12/31/2009...........    $ 8.65       $10.07         4,180
   01/01/2010 to 12/31/2010...........    $10.07       $10.80        12,907
   01/01/2011 to 12/31/2011...........    $10.80       $10.58        12,856

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.28          0
   01/01/2006 to 12/31/2006...........    $10.28       $11.23          0
   01/01/2007 to 12/31/2007...........    $11.23       $11.12          0
   01/01/2008 to 12/31/2008...........    $11.12       $ 6.61          0
   01/01/2009 to 12/31/2009...........    $ 6.61       $ 7.81          0
   01/01/2010 to 12/31/2010...........    $ 7.81       $ 8.72          0
   01/01/2011 to 12/31/2011...........    $ 8.72       $ 8.75          0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.82          0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.20          0
   01/01/2006 to 12/31/2006...........    $10.20       $10.85          0
   01/01/2007 to 12/31/2007...........    $10.85       $11.46          0
   01/01/2008 to 12/31/2008...........    $11.46       $ 7.76          0
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.59          0
   01/01/2010 to 12/31/2010...........    $ 9.59       $10.40          0
   01/01/2011 to 12/31/2011...........    $10.40       $ 9.75          0
AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.31          0
   01/01/2006 to 12/31/2006...........    $10.31       $11.27          0
   01/01/2007 to 12/31/2007...........    $11.27       $11.71          0
   01/01/2008 to 12/31/2008...........    $11.71       $ 7.38          0
   01/01/2009 to 12/31/2009...........    $ 7.38       $ 9.59          0
   01/01/2010 to 12/31/2010...........    $ 9.59       $12.69          0
   01/01/2011 to 12/31/2011...........    $12.69       $12.19          0
AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.53          0
   01/01/2006 to 12/31/2006...........    $10.53       $12.26          0
   01/01/2007 to 12/31/2007...........    $12.26       $11.22          0
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.65          0
   01/01/2009 to 12/31/2009...........    $ 7.65       $ 9.42          0
   01/01/2010 to 12/31/2010...........    $ 9.42       $11.52          0
   01/01/2011 to 12/31/2011...........    $11.52       $10.51          0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.24          0
   01/01/2006 to 12/31/2006...........    $10.24       $11.17          0
   01/01/2007 to 12/31/2007...........    $11.17       $11.52          0
   01/01/2008 to 12/31/2008...........    $11.52       $ 8.28          0
   01/01/2009 to 12/31/2009...........    $ 8.28       $ 9.97          0
   01/01/2010 to 12/31/2010...........    $ 9.97       $10.78          0
   01/01/2011 to 12/31/2011...........    $10.78       $10.67          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.20          0
   01/01/2006 to 12/31/2006...........    $10.20       $12.00          0
   01/01/2007 to 12/31/2007...........    $12.00       $11.22          0
   01/01/2008 to 12/31/2008...........    $11.22       $ 6.33          0
   01/01/2009 to 12/31/2009...........    $ 6.33       $ 7.60          0
   01/01/2010 to 12/31/2010...........    $ 7.60       $ 8.35          0
   01/01/2011 to 12/31/2011...........    $ 8.35       $ 7.96          0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.34          0
   01/01/2006 to 12/31/2006...........    $ 9.34       $ 9.63          0
   01/01/2007 to 12/31/2007...........    $ 9.63       $10.24          0
   01/01/2008 to 12/31/2008...........    $10.24       $ 9.69          0
   01/01/2009 to 12/31/2009...........    $ 9.69       $10.54          0
   01/01/2010 to 12/31/2010...........    $10.54       $10.81          0
   01/01/2011 to 12/31/2011...........    $10.81       $10.92          0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $11.98          0
   01/01/2006 to 12/31/2006...........    $11.98       $12.28          0
   01/01/2007 to 12/31/2007...........    $12.28       $12.89          0
   01/01/2008 to 12/31/2008...........    $12.89       $ 7.43          0
   01/01/2009 to 12/31/2009...........    $ 7.43       $11.06          0
   01/01/2010 to 12/31/2010...........    $11.06       $12.42          0
   01/01/2011 to 12/31/2011...........    $12.42       $11.84          0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.61          0
   01/01/2006 to 12/31/2006...........    $11.61       $13.05          0
   01/01/2007 to 12/31/2007...........    $13.05       $17.78          0
   01/01/2008 to 12/31/2008...........    $17.78       $ 8.62          0
   01/01/2009 to 12/31/2009...........    $ 8.62       $12.49          0
   01/01/2010 to 12/31/2010...........    $12.49       $14.60          0
   01/01/2011 to 12/31/2011...........    $14.60       $12.05          0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99          0
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.21          0
   01/01/2007 to 12/31/2007...........    $11.21       $11.91          0
   01/01/2008 to 12/31/2008...........    $11.91       $ 6.66          0
   01/01/2009 to 12/31/2009...........    $ 6.66       $ 8.30          0
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 9.23          0
   01/01/2011 to 12/31/2011...........    $ 9.23       $ 8.64          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.96          0
   01/01/2008 to 12/31/2008...........    $ 9.96       $ 9.16          0
   01/01/2009 to 12/31/2009...........    $ 9.16       $ 9.92          0
   01/01/2010 to 12/31/2010...........    $ 9.92       $10.37          0
   01/01/2011 to 12/31/2011...........    $10.37       $10.67          0
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.33          0
   01/01/2006 to 12/31/2006...........    $11.33       $12.20          0
   01/01/2007 to 12/31/2007...........    $12.20       $13.14          0
   01/01/2008 to 12/31/2008...........    $13.14       $ 7.50          0
   01/01/2009 to 12/31/2009...........    $ 7.50       $10.17          0
   01/01/2010 to 07/16/2010...........    $10.17       $ 9.89          0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005...........    $ 9.90       $10.88          0
   01/01/2006 to 12/31/2006...........    $10.88       $13.00          0
   01/01/2007 to 12/31/2007...........    $13.00       $14.50          0
   01/01/2008 to 12/31/2008...........    $14.50       $ 8.23          0
   01/01/2009 to 12/31/2009...........    $ 8.23       $ 9.25          0
   01/01/2010 to 07/16/2010...........    $ 9.25       $ 8.72          0
EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005...........    $10.02       $10.50          0
   01/01/2006 to 12/31/2006...........    $10.50       $10.79          0
   01/01/2007 to 12/31/2007...........    $10.79       $11.72          0
   01/01/2008 to 12/31/2008...........    $11.72       $ 8.28          0
   01/01/2009 to 12/31/2009...........    $ 8.28       $11.56          0
   01/01/2010 to 07/16/2010...........    $11.56       $10.72          0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.74          0
   01/01/2006 to 12/31/2006...........    $ 9.74       $ 9.83          0
   01/01/2007 to 12/31/2007...........    $ 9.83       $10.07          0
   01/01/2008 to 12/31/2008...........    $10.07       $ 5.49          0
   01/01/2009 to 12/31/2009...........    $ 5.49       $ 6.86          0
   01/01/2010 to 12/31/2010...........    $ 6.86       $ 7.91          0
   01/01/2011 to 12/31/2011...........    $ 7.91       $ 6.84          0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.58          0
   01/01/2009 to 12/31/2009...........    $ 6.58       $ 8.30          0
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 8.88          0
   01/01/2011 to 12/31/2011...........    $ 8.88       $ 8.47          0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.83          0
   01/01/2006 to 12/31/2006...........    $10.83       $14.54          0
   01/01/2007 to 12/31/2007...........    $14.54       $15.99          0
   01/01/2008 to 12/31/2008...........    $15.99       $ 8.87          0
   01/01/2009 to 12/31/2009...........    $ 8.87       $12.14          0
   01/01/2010 to 12/31/2010...........    $12.14       $12.92          0
   01/01/2011 to 12/31/2011...........    $12.92       $11.59          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.09          0
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.04          0
INVESCO V.I. DYNAMICS FUND
   03/14/2005 to 12/31/2005...........    $10.05       $10.80          0
   01/01/2006 to 12/31/2006...........    $10.80       $12.16          0
   01/01/2007 to 12/31/2007...........    $12.16       $13.23          0
   01/01/2008 to 12/31/2008...........    $13.23       $ 6.66          0
   01/01/2009 to 12/31/2009...........    $ 6.66       $ 9.21          0
   01/01/2010 to 12/31/2010...........    $ 9.21       $11.06          0
   01/01/2011 to 04/29/2011...........    $11.06       $12.26          0
INVESCO V.I. FINANCIAL SERVICES FUND
   03/14/2005 to 12/31/2005...........    $10.06       $10.62          0
   01/01/2006 to 12/31/2006...........    $10.62       $12.00          0
   01/01/2007 to 12/31/2007...........    $12.00       $ 9.05          0
   01/01/2008 to 12/31/2008...........    $ 9.05       $ 3.56          0
   01/01/2009 to 12/31/2009...........    $ 3.56       $ 4.40          0
   01/01/2010 to 12/31/2010...........    $ 4.40       $ 4.71          0
   01/01/2011 to 04/29/2011...........    $ 4.71       $ 4.95          0
INVESCO V.I. GLOBAL HEALTH CARE FUND
   03/14/2005 to 12/31/2005...........    $10.06       $11.04          0
   01/01/2006 to 12/31/2006...........    $11.04       $11.27          0
   01/01/2007 to 12/31/2007...........    $11.27       $12.23          0
   01/01/2008 to 12/31/2008...........    $12.23       $ 8.47          0
   01/01/2009 to 12/31/2009...........    $ 8.47       $10.49          0
   01/01/2010 to 12/31/2010...........    $10.49       $10.71          0
   01/01/2011 to 12/31/2011...........    $10.71       $10.80          0
INVESCO V.I. TECHNOLOGY FUND
   03/14/2005 to 12/31/2005...........    $10.00       $10.60          0
   01/01/2006 to 12/31/2006...........    $10.60       $11.36          0
   01/01/2007 to 12/31/2007...........    $11.36       $11.87          0
   01/01/2008 to 12/31/2008...........    $11.87       $ 6.39          0
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 9.75          0
   01/01/2010 to 12/31/2010...........    $ 9.75       $11.48          0
   01/01/2011 to 12/31/2011...........    $11.48       $10.57          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NASDAQ TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.75          0
   01/01/2006 to 12/31/2006...........    $10.75       $11.35          0
   01/01/2007 to 12/31/2007...........    $11.35       $13.40          0
   01/01/2008 to 12/31/2008...........    $13.40       $ 6.38          0
   01/01/2009 to 12/31/2009...........    $ 6.38       $ 7.24          0
   01/01/2010 to 12/31/2010...........    $ 7.24       $ 9.16          0
   01/01/2011 to 12/31/2011...........    $ 9.16       $ 9.00          0
NVIT DEVELOPING MARKETS FUND
   03/14/2005 to 12/31/2005...........    $ 9.88       $11.93          0
   01/01/2006 to 12/31/2006...........    $11.93       $15.57          0
   01/01/2007 to 12/31/2007...........    $15.57       $21.67          0
   01/01/2008 to 12/31/2008...........    $21.67       $ 8.86          0
   01/01/2009 to 12/31/2009...........    $ 8.86       $13.94          0
   01/01/2010 to 12/31/2010...........    $13.94       $15.70          0
   01/01/2011 to 12/31/2011...........    $15.70       $11.82          0
PROFUND VP ASIA 30
   03/14/2005 to 12/31/2005...........    $ 9.99       $11.10          0
   01/01/2006 to 12/31/2006...........    $11.10       $14.99          0
   01/01/2007 to 12/31/2007...........    $14.99       $21.48          0
   01/01/2008 to 12/31/2008...........    $21.48       $10.25          0
   01/01/2009 to 12/31/2009...........    $10.25       $15.33          0
   01/01/2010 to 12/31/2010...........    $15.33       $16.94          0
   01/01/2011 to 12/31/2011...........    $16.94       $11.99          0
PROFUND VP BANKS
   03/14/2005 to 12/31/2005...........    $10.08       $10.10          0
   01/01/2006 to 12/31/2006...........    $10.10       $11.31          0
   01/01/2007 to 12/31/2007...........    $11.31       $ 7.98          0
   01/01/2008 to 12/31/2008...........    $ 7.98       $ 4.11          0
   01/01/2009 to 12/31/2009...........    $ 4.11       $ 3.81          0
   01/01/2010 to 12/31/2010...........    $ 3.81       $ 4.01          0
   01/01/2011 to 12/31/2011...........    $ 4.01       $ 2.85          0
PROFUND VP BASIC MATERIALS
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.48          0
   01/01/2006 to 12/31/2006...........    $ 9.48       $10.62          0
   01/01/2007 to 12/31/2007...........    $10.62       $13.46          0
   01/01/2008 to 12/31/2008...........    $13.46       $ 6.34          0
   01/01/2009 to 12/31/2009...........    $ 6.34       $ 9.99          0
   01/01/2010 to 12/31/2010...........    $ 9.99       $12.56          0
   01/01/2011 to 12/31/2011...........    $12.56       $10.22          0
PROFUND VP BEAR
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.54          0
   01/01/2006 to 12/31/2006...........    $ 9.54       $ 8.56          0
   01/01/2007 to 12/31/2007...........    $ 8.56       $ 8.35          0
   01/01/2008 to 12/31/2008...........    $ 8.35       $11.34          0
   01/01/2009 to 12/31/2009...........    $11.34       $ 7.93          0
   01/01/2010 to 12/31/2010...........    $ 7.93       $ 6.32          0
   01/01/2011 to 12/31/2011...........    $ 6.32       $ 5.59          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BIOTECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.48       $13.48          0
   01/01/2006 to 12/31/2006...........    $13.48       $12.55          0
   01/01/2007 to 12/31/2007...........    $12.55       $12.03          0
   01/01/2008 to 12/31/2008...........    $12.03       $11.88          0
   01/01/2009 to 12/31/2009...........    $11.88       $11.95          0
   01/01/2010 to 12/31/2010...........    $11.95       $12.19          0
   01/01/2011 to 12/31/2011...........    $12.19       $12.60          0
PROFUND VP BULL
   03/14/2005 to 12/31/2005...........    $10.05       $10.12          0
   01/01/2006 to 12/31/2006...........    $10.12       $11.16          0
   01/01/2007 to 12/31/2007...........    $11.16       $11.21          0
   01/01/2008 to 12/31/2008...........    $11.21       $ 6.77          0
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 8.17          0
   01/01/2010 to 12/31/2010...........    $ 8.17       $ 8.92          0
   01/01/2011 to 12/31/2011...........    $ 8.92       $ 8.66          0
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.73          0
   01/01/2006 to 12/31/2006...........    $ 9.73       $10.63          0
   01/01/2007 to 12/31/2007...........    $10.63       $11.09          0
   01/01/2008 to 12/31/2008...........    $11.09       $ 7.89          0
   01/01/2009 to 12/31/2009...........    $ 7.89       $ 9.30          0
   01/01/2010 to 12/31/2010...........    $ 9.30       $10.59          0
   01/01/2011 to 12/31/2011...........    $10.59       $10.98          0
PROFUND VP CONSUMER SERVICES
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.66          0
   01/01/2006 to 12/31/2006...........    $ 9.66       $10.50          0
   01/01/2007 to 12/31/2007...........    $10.50       $ 9.34          0
   01/01/2008 to 12/31/2008...........    $ 9.34       $ 6.22          0
   01/01/2009 to 12/31/2009...........    $ 6.22       $ 7.89          0
   01/01/2010 to 12/31/2010...........    $ 7.89       $ 9.29          0
   01/01/2011 to 12/31/2011...........    $ 9.29       $ 9.51          0
PROFUND VP EUROPE 30
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.41          0
   01/01/2006 to 12/31/2006...........    $10.41       $11.87          0
   01/01/2007 to 12/31/2007...........    $11.87       $13.19          0
   01/01/2008 to 12/31/2008...........    $13.19       $ 7.16          0
   01/01/2009 to 12/31/2009...........    $ 7.16       $ 9.19          0
   01/01/2010 to 12/31/2010...........    $ 9.19       $ 9.15          0
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 8.09          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   03/14/2005 to 12/31/2005...........    $10.08       $10.53          0
   01/01/2006 to 12/31/2006...........    $10.53       $11.98          0
   01/01/2007 to 12/31/2007...........    $11.98       $ 9.40          0
   01/01/2008 to 12/31/2008...........    $ 9.40       $ 4.51          0
   01/01/2009 to 12/31/2009...........    $ 4.51       $ 5.03          0
   01/01/2010 to 12/31/2010...........    $ 5.03       $ 5.41          0
   01/01/2011 to 12/31/2011...........    $ 5.41       $ 4.52          0
PROFUND VP HEALTH CARE
   03/14/2005 to 12/31/2005...........    $10.09       $10.46          0
   01/01/2006 to 12/31/2006...........    $10.46       $10.68          0
   01/01/2007 to 12/31/2007...........    $10.68       $11.04          0
   01/01/2008 to 12/31/2008...........    $11.04       $ 8.11          0
   01/01/2009 to 12/31/2009...........    $ 8.11       $ 9.40          0
   01/01/2010 to 12/31/2010...........    $ 9.40       $ 9.38          0
   01/01/2011 to 12/31/2011...........    $ 9.38       $10.02          0
PROFUND VP INDUSTRIALS
   03/14/2005 to 12/31/2005...........    $10.06       $10.06          0
   01/01/2006 to 12/31/2006...........    $10.06       $10.90          0
   01/01/2007 to 12/31/2007...........    $10.90       $11.81          0
   01/01/2008 to 12/31/2008...........    $11.81       $ 6.82          0
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.21          0
   01/01/2010 to 12/31/2010...........    $ 8.21       $ 9.85          0
   01/01/2011 to 12/31/2011...........    $ 9.85       $ 9.38          0
PROFUND VP INTERNET
   03/14/2005 to 12/31/2005...........    $ 9.94       $12.71          0
   01/01/2006 to 12/31/2006...........    $12.71       $12.50          0
   01/01/2007 to 12/31/2007...........    $12.50       $13.36          0
   01/01/2008 to 12/31/2008...........    $13.36       $ 7.15          0
   01/01/2009 to 12/31/2009...........    $ 7.15       $12.29          0
   01/01/2010 to 12/31/2010...........    $12.29       $16.13          0
   01/01/2011 to 12/31/2011...........    $16.13       $14.57          0
PROFUND VP JAPAN
   03/14/2005 to 12/31/2005...........    $ 9.95       $13.38          0
   01/01/2006 to 12/31/2006...........    $13.38       $14.38          0
   01/01/2007 to 12/31/2007...........    $14.38       $12.56          0
   01/01/2008 to 12/31/2008...........    $12.56       $ 7.20          0
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 7.71          0
   01/01/2010 to 12/31/2010...........    $ 7.71       $ 6.99          0
   01/01/2011 to 12/31/2011...........    $ 6.99       $ 5.52          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.98          0
   01/01/2006 to 12/31/2006...........    $ 9.98       $10.56          0
   01/01/2007 to 12/31/2007...........    $10.56       $10.96          0
   01/01/2008 to 12/31/2008...........    $10.96       $ 6.85          0
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 8.62          0
   01/01/2010 to 12/31/2010...........    $ 8.62       $ 9.47          0
   01/01/2011 to 12/31/2011...........    $ 9.47       $ 9.47          0
PROFUND VP LARGE-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.07       $10.20          0
   01/01/2006 to 12/31/2006...........    $10.20       $11.74          0
   01/01/2007 to 12/31/2007...........    $11.74       $11.40          0
   01/01/2008 to 12/31/2008...........    $11.40       $ 6.59          0
   01/01/2009 to 12/31/2009...........    $ 6.59       $ 7.63          0
   01/01/2010 to 12/31/2010...........    $ 7.63       $ 8.36          0
   01/01/2011 to 12/31/2011...........    $ 8.36       $ 8.00          0
PROFUND VP MID-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.06       $10.76          0
   01/01/2006 to 12/31/2006...........    $10.76       $10.85          0
   01/01/2007 to 12/31/2007...........    $10.85       $11.76          0
   01/01/2008 to 12/31/2008...........    $11.76       $ 6.98          0
   01/01/2009 to 12/31/2009...........    $ 6.98       $ 9.36          0
   01/01/2010 to 12/31/2010...........    $ 9.36       $11.66          0
   01/01/2011 to 12/31/2011...........    $11.66       $10.99          0
PROFUND VP MID-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.09       $10.60          0
   01/01/2006 to 12/31/2006...........    $10.60       $11.55          0
   01/01/2007 to 12/31/2007...........    $11.55       $11.31          0
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.99          0
   01/01/2009 to 12/31/2009...........    $ 6.99       $ 8.87          0
   01/01/2010 to 12/31/2010...........    $ 8.87       $10.36          0
   01/01/2011 to 12/31/2011...........    $10.36       $ 9.66          0
PROFUND VP NASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.06       $10.55          0
   01/01/2006 to 12/31/2006...........    $10.55       $10.79          0
   01/01/2007 to 12/31/2007...........    $10.79       $12.31          0
   01/01/2008 to 12/31/2008...........    $12.31       $ 6.87          0
   01/01/2009 to 12/31/2009...........    $ 6.87       $10.13          0
   01/01/2010 to 12/31/2010...........    $10.13       $11.62          0
   01/01/2011 to 12/31/2011...........    $11.62       $11.43          0
PROFUND VP OIL & GAS
   03/14/2005 to 12/31/2005...........    $10.07       $10.92          0
   01/01/2006 to 12/31/2006...........    $10.92       $12.78          0
   01/01/2007 to 12/31/2007...........    $12.78       $16.42          0
   01/01/2008 to 12/31/2008...........    $16.42       $10.04          0
   01/01/2009 to 12/31/2009...........    $10.04       $11.25          0
   01/01/2010 to 12/31/2010...........    $11.25       $12.85          0
   01/01/2011 to 12/31/2011...........    $12.85       $12.75          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   03/14/2005 to 12/31/2005...........    $10.02       $ 9.44          0
   01/01/2006 to 12/31/2006...........    $ 9.44       $10.27          0
   01/01/2007 to 12/31/2007...........    $10.27       $10.19          0
   01/01/2008 to 12/31/2008...........    $10.19       $ 7.96          0
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.02          0
   01/01/2010 to 12/31/2010...........    $ 9.02       $ 8.79          0
   01/01/2011 to 12/31/2011...........    $ 8.79       $ 9.91          0
PROFUND VP PRECIOUS METALS
   03/14/2005 to 12/31/2005...........    $ 9.89       $12.00          0
   01/01/2006 to 12/31/2006...........    $12.00       $12.49          0
   01/01/2007 to 12/31/2007...........    $12.49       $14.84          0
   01/01/2008 to 12/31/2008...........    $14.84       $ 9.96          0
   01/01/2009 to 12/31/2009...........    $ 9.96       $13.08          0
   01/01/2010 to 12/31/2010...........    $13.08       $16.87          0
   01/01/2011 to 12/31/2011...........    $16.87       $13.22          0
PROFUND VP REAL ESTATE
   03/14/2005 to 12/31/2005...........    $10.15       $11.17          0
   01/01/2006 to 12/31/2006...........    $11.17       $14.36          0
   01/01/2007 to 12/31/2007...........    $14.36       $11.20          0
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.38          0
   01/01/2009 to 12/31/2009...........    $ 6.38       $ 7.91          0
   01/01/2010 to 12/31/2010...........    $ 7.91       $ 9.57          0
   01/01/2011 to 12/31/2011...........    $ 9.57       $ 9.73          0
PROFUND VP RISING RATES OPPORTUNITY
   03/14/2005 to 12/31/2005...........    $ 9.91       $ 9.08          0
   01/01/2006 to 12/31/2006...........    $ 9.08       $ 9.71          0
   01/01/2007 to 12/31/2007...........    $ 9.71       $ 8.92          0
   01/01/2008 to 12/31/2008...........    $ 8.92       $ 5.37          0
   01/01/2009 to 12/31/2009...........    $ 5.37       $ 6.88          0
   01/01/2010 to 12/31/2010...........    $ 6.88       $ 5.61          0
   01/01/2011 to 12/31/2011...........    $ 5.61       $ 3.40          0
PROFUND VP SEMICONDUCTOR
   03/14/2005 to 12/31/2005...........    $10.04       $10.65          0
   01/01/2006 to 12/31/2006...........    $10.65       $ 9.60          0
   01/01/2007 to 12/31/2007...........    $ 9.60       $ 9.97          0
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 4.85          0
   01/01/2009 to 12/31/2009...........    $ 4.85       $ 7.72          0
   01/01/2010 to 12/31/2010...........    $ 7.72       $ 8.42          0
   01/01/2011 to 12/31/2011...........    $ 8.42       $ 7.85          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT MID-CAP
   03/14/2005 to 12/31/2005...........    $ 9.93       $ 8.94          0
   01/01/2006 to 12/31/2006...........    $ 8.94       $ 8.36          0
   01/01/2007 to 12/31/2007...........    $ 8.36       $ 7.87          0
   01/01/2008 to 12/31/2008...........    $ 7.87       $10.07          0
   01/01/2009 to 12/31/2009...........    $10.07       $ 6.31          0
   01/01/2010 to 12/31/2010...........    $ 6.31       $ 4.54          0
   01/01/2011 to 12/31/2011...........    $ 4.54       $ 4.04          0
PROFUND VP SHORT NASDAQ-100
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.14          0
   01/01/2006 to 12/31/2006...........    $ 9.14       $ 8.75          0
   01/01/2007 to 12/31/2007...........    $ 8.75       $ 7.50          0
   01/01/2008 to 12/31/2008...........    $ 7.50       $10.78          0
   01/01/2009 to 12/31/2009...........    $10.78       $ 6.21          0
   01/01/2010 to 12/31/2010...........    $ 6.21       $ 4.74          0
   01/01/2011 to 12/31/2011...........    $ 4.74       $ 4.12          0
PROFUND VP SHORT SMALL-CAP
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.17          0
   01/01/2006 to 12/31/2006...........    $ 9.17       $ 7.84          0
   01/01/2007 to 12/31/2007...........    $ 7.84       $ 7.95          0
   01/01/2008 to 12/31/2008...........    $ 7.95       $ 9.57          0
   01/01/2009 to 12/31/2009...........    $ 9.57       $ 6.28          0
   01/01/2010 to 12/31/2010...........    $ 6.28       $ 4.33          0
   01/01/2011 to 12/31/2011...........    $ 4.33       $ 3.82          0
PROFUND VP SMALL-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.04       $10.48          0
   01/01/2006 to 12/31/2006...........    $10.48       $11.05          0
   01/01/2007 to 12/31/2007...........    $11.05       $11.15          0
   01/01/2008 to 12/31/2008...........    $11.15       $ 7.13          0
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.73          0
   01/01/2010 to 12/31/2010...........    $ 8.73       $10.65          0
   01/01/2011 to 12/31/2011...........    $10.65       $10.46          0
PROFUND VP SMALL-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.04       $10.30          0
   01/01/2006 to 12/31/2006...........    $10.30       $11.73          0
   01/01/2007 to 12/31/2007...........    $11.73       $10.55          0
   01/01/2008 to 12/31/2008...........    $10.55       $ 7.09          0
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.29          0
   01/01/2010 to 12/31/2010...........    $ 8.29       $ 9.81          0
   01/01/2011 to 12/31/2011...........    $ 9.81       $ 9.13          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.03       $10.54          0
   01/01/2006 to 12/31/2006...........    $10.54       $11.05          0
   01/01/2007 to 12/31/2007...........    $11.05       $12.26          0
   01/01/2008 to 12/31/2008...........    $12.26       $ 6.62          0
   01/01/2009 to 12/31/2009...........    $ 6.62       $10.36          0
   01/01/2010 to 12/31/2010...........    $10.36       $11.13          0
   01/01/2011 to 12/31/2011...........    $11.13       $10.65          0
PROFUND VP TELECOMMUNICATIONS
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.74          0
   01/01/2006 to 12/31/2006...........    $ 9.74       $12.68          0
   01/01/2007 to 12/31/2007...........    $12.68       $13.33          0
   01/01/2008 to 12/31/2008...........    $13.33       $ 8.48          0
   01/01/2009 to 12/31/2009...........    $ 8.48       $ 8.83          0
   01/01/2010 to 12/31/2010...........    $ 8.83       $ 9.91          0
   01/01/2011 to 12/31/2011...........    $ 9.91       $ 9.79          0
PROFUND VP U.S. GOVERNMENT PLUS
   03/14/2005 to 12/31/2005...........    $10.08       $10.54          0
   01/01/2006 to 12/31/2006...........    $10.54       $ 9.76          0
   01/01/2007 to 12/31/2007...........    $ 9.76       $10.43          0
   01/01/2008 to 12/31/2008...........    $10.43       $15.14          0
   01/01/2009 to 12/31/2009...........    $15.14       $ 9.90          0
   01/01/2010 to 12/31/2010...........    $ 9.90       $10.57          0
   01/01/2011 to 12/31/2011...........    $10.57       $14.72          0
PROFUND VP ULTRABULL
   03/14/2005 to 12/31/2005...........    $10.11       $10.25          0
   01/01/2006 to 12/31/2006...........    $10.25       $12.23          0
   01/01/2007 to 12/31/2007...........    $12.23       $11.96          0
   01/01/2008 to 12/31/2008...........    $11.96       $ 3.78          0
   01/01/2009 to 12/31/2009...........    $ 3.78       $ 5.31          0
   01/01/2010 to 12/31/2010...........    $ 5.31       $ 6.29          0
   01/01/2011 to 12/31/2011...........    $ 6.29       $ 5.81          0
PROFUND VP ULTRAMID-CAP
   03/14/2005 to 12/31/2005...........    $10.15       $11.38          0
   01/01/2006 to 12/31/2006...........    $11.38       $12.22          0
   01/01/2007 to 12/31/2007...........    $12.22       $12.55          0
   01/01/2008 to 12/31/2008...........    $12.55       $ 3.96          0
   01/01/2009 to 12/31/2009...........    $ 3.96       $ 6.37          0
   01/01/2010 to 12/31/2010...........    $ 6.37       $ 9.25          0
   01/01/2011 to 12/31/2011...........    $ 9.25       $ 7.74          0
PROFUND VP ULTRANASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.15       $11.04          0
   01/01/2006 to 12/31/2006...........    $11.04       $11.23          0
   01/01/2007 to 12/31/2007...........    $11.23       $14.00          0
   01/01/2008 to 12/31/2008...........    $14.00       $ 3.70          0
   01/01/2009 to 12/31/2009...........    $ 3.70       $ 7.87          0
   01/01/2010 to 12/31/2010...........    $ 7.87       $10.32          0
   01/01/2011 to 12/31/2011...........    $10.32       $ 9.90          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRASMALL-CAP
   03/14/2005 to 12/31/2005...........    $10.11       $10.66          0
   01/01/2006 to 12/31/2006...........    $10.66       $13.03          0
   01/01/2007 to 12/31/2007...........    $13.03       $10.97          0
   01/01/2008 to 12/31/2008...........    $10.97       $ 3.60          0
   01/01/2009 to 12/31/2009...........    $ 3.60       $ 4.89          0
   01/01/2010 to 12/31/2010...........    $ 4.89       $ 7.04          0
   01/01/2011 to 12/31/2011...........    $ 7.04       $ 5.55          0
PROFUND VP UTILITIES
   03/14/2005 to 12/31/2005...........    $10.17       $10.60          0
   01/01/2006 to 12/31/2006...........    $10.60       $12.26          0
   01/01/2007 to 12/31/2007...........    $12.26       $13.77          0
   01/01/2008 to 12/31/2008...........    $13.77       $ 9.26          0
   01/01/2009 to 12/31/2009...........    $ 9.26       $ 9.94          0
   01/01/2010 to 12/31/2010...........    $ 9.94       $10.22          0
   01/01/2011 to 12/31/2011...........    $10.22       $11.65          0
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.93       $11.18          0
   01/01/2006 to 12/31/2006...........    $11.18       $13.12          0
   01/01/2007 to 12/31/2007...........    $13.12       $15.22          0
   01/01/2008 to 12/31/2008...........    $15.22       $ 7.34          0
   01/01/2009 to 12/31/2009...........    $ 7.34       $ 9.76          0
   01/01/2010 to 12/31/2010...........    $ 9.76       $10.79          0
   01/01/2011 to 12/31/2011...........    $10.79       $ 8.91          0
S&P TARGET 24 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.10       $10.48          0
   01/01/2006 to 12/31/2006...........    $10.48       $10.46          0
   01/01/2007 to 12/31/2007...........    $10.46       $10.57          0
   01/01/2008 to 12/31/2008...........    $10.57       $ 7.39          0
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 8.15          0
   01/01/2010 to 12/31/2010...........    $ 8.15       $ 9.44          0
   01/01/2011 to 12/31/2011...........    $ 9.44       $ 9.94          0
TARGET MANAGED VIP PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.43          0
   01/01/2006 to 12/31/2006...........    $10.43       $11.29          0
   01/01/2007 to 12/31/2007...........    $11.29       $11.98          0
   01/01/2008 to 12/31/2008...........    $11.98       $ 6.41          0
   01/01/2009 to 12/31/2009...........    $ 6.41       $ 7.03          0
   01/01/2010 to 12/31/2010...........    $ 7.03       $ 8.12          0
   01/01/2011 to 12/31/2011...........    $ 8.12       $ 7.75          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.53          0
   01/01/2006 to 12/31/2006...........    $ 9.53       $11.61          0
   01/01/2007 to 12/31/2007...........    $11.61       $11.33          0
   01/01/2008 to 12/31/2008...........    $11.33       $ 7.86          0
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 8.69          0
   01/01/2010 to 12/31/2010...........    $ 8.69       $ 9.84          0
   01/01/2011 to 12/31/2011...........    $ 9.84       $10.28          0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.67          0
   01/01/2006 to 12/31/2006...........    $ 9.67       $11.08          0
   01/01/2007 to 12/31/2007...........    $11.08       $10.87          0
   01/01/2008 to 12/31/2008...........    $10.87       $ 6.27          0
   01/01/2009 to 12/31/2009...........    $ 6.27       $ 6.94          0
   01/01/2010 to 12/31/2010...........    $ 6.94       $ 7.84          0
   01/01/2011 to 12/31/2011...........    $ 7.84       $ 8.06          0
VALUE LINE TARGET 25 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.11          0
   01/01/2006 to 12/31/2006...........    $11.11       $11.08          0
   01/01/2007 to 12/31/2007...........    $11.08       $12.71          0
   01/01/2008 to 12/31/2008...........    $12.71       $ 5.57          0
   01/01/2009 to 12/31/2009...........    $ 5.57       $ 5.78          0
   01/01/2010 to 12/31/2010...........    $ 5.78       $ 7.32          0
   01/01/2011 to 12/31/2011...........    $ 7.32       $ 5.35          0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   03/14/2005 to 12/31/2005...........    $10.07       $10.08          0
   01/01/2006 to 12/31/2006...........    $10.08       $11.60          0
   01/01/2007 to 12/31/2007...........    $11.60       $11.56          0
   01/01/2008 to 12/31/2008...........    $11.56       $ 7.13          0
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.08          0
   01/01/2010 to 07/16/2010...........    $ 8.08       $ 7.70          0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.74       $10.50          0
   01/01/2011 to 12/31/2011...........    $10.50       $ 8.88          0
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 7.70       $ 8.92          0
   01/01/2011 to 12/31/2011...........    $ 8.92       $ 8.46          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.72       $13.43          0
   01/01/2011 to 12/31/2011...........    $13.43       $12.33          0
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.17          0
   01/01/2011 to 12/31/2011...........    $12.17       $11.29          0


* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   03/19/2007* to 12/31/2007..........    $11.70       $11.98        18,903
   01/01/2008 to 12/31/2008...........    $11.98       $11.31         2,910
   01/01/2009 to 12/31/2009...........    $11.31       $13.10         3,789
   01/01/2010 to 12/31/2010...........    $13.10       $15.09         5,807
   01/01/2011 to 12/31/2011...........    $15.09       $15.35        35,322
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.08       $11.99       411,706
   01/01/2008 to 12/31/2008...........    $11.99       $ 8.09       371,911
   01/01/2009 to 12/31/2009...........    $ 8.09       $ 9.96       250,364
   01/01/2010 to 12/31/2010...........    $ 9.96       $11.04       243,717
   01/01/2011 to 12/31/2011...........    $11.04       $10.64       237,622
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.80       $11.62       226,629
   01/01/2008 to 12/31/2008...........    $11.62       $ 8.07       252,802
   01/01/2009 to 12/31/2009...........    $ 8.07       $10.09       239,014
   01/01/2010 to 12/31/2010...........    $10.09       $11.35       184,259
   01/01/2011 to 12/31/2011...........    $11.35       $11.25       191,948
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.44       $17.54       228,111
   01/01/2008 to 12/31/2008...........    $17.54       $11.33       154,997
   01/01/2009 to 12/31/2009...........    $11.33       $13.21       198,496
   01/01/2010 to 12/31/2010...........    $13.21       $14.89       169,315
   01/01/2011 to 12/31/2011...........    $14.89       $15.27       162,593
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.00       $11.86       133,094
   01/01/2008 to 12/31/2008...........    $11.86       $ 8.37       237,851
   01/01/2009 to 12/31/2009...........    $ 8.37       $10.22       257,542
   01/01/2010 to 12/31/2010...........    $10.22       $11.36       323,653
   01/01/2011 to 12/31/2011...........    $11.36       $11.11       402,312

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.21           608
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.65       $14.77       205,376
   01/01/2008 to 12/31/2008...........    $14.77       $ 9.17       175,827
   01/01/2009 to 12/31/2009...........    $ 9.17       $10.73       110,665
   01/01/2010 to 12/31/2010...........    $10.73       $11.95        84,321
   01/01/2011 to 12/31/2011...........    $11.95       $11.77        70,324
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.38       161,639
   01/01/2009 to 12/31/2009...........    $11.38       $11.23       140,596
   01/01/2010 to 12/31/2010...........    $11.23       $12.16        82,764
   01/01/2011 to 12/31/2011...........    $12.16       $12.81        90,616
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.45           981
   01/01/2010 to 12/31/2010...........    $ 9.45       $10.35         1,607
   01/01/2011 to 12/31/2011...........    $10.35       $11.23         5,489
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.85             0
   01/01/2011 to 12/31/2011...........    $10.85       $11.97         1,453
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.13        11,683
   01/01/2009 to 12/31/2009...........    $12.13       $11.28         9,475
   01/01/2010 to 12/31/2010...........    $11.28       $12.41             0
   01/01/2011 to 12/31/2011...........    $12.41       $13.96         2,627
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.20         9,569
   01/01/2009 to 12/31/2009...........    $12.20       $11.14             0
   01/01/2010 to 12/31/2010...........    $11.14       $12.29         4,945
   01/01/2011 to 12/31/2011...........    $12.29       $14.11             0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.86             0
   01/01/2010 to 12/31/2010...........    $ 8.86       $ 9.81         1,268
   01/01/2011 to 12/31/2011...........    $ 9.81       $11.53             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.10         2,981
   01/01/2011 to 12/31/2011...........    $11.10       $13.22         6,222
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $12.12         3,562
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.22       $12.24       420,583
   01/01/2008 to 12/31/2008...........    $12.24       $ 7.88       495,503
   01/01/2009 to 12/31/2009...........    $ 7.88       $ 9.78       462,021
   01/01/2010 to 12/31/2010...........    $ 9.78       $10.98       364,312
   01/01/2011 to 12/31/2011...........    $10.98       $10.61       310,209
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.52             0
   01/01/2008 to 12/31/2008...........    $11.52       $ 7.39         7,390
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 9.28        19,879
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.50        19,915
   01/01/2011 to 12/31/2011...........    $10.50       $10.15        22,151
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.05         3,529
   01/01/2008 to 12/31/2008...........    $10.05       $ 7.21        13,812
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.80        41,533
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.75        52,644
   01/01/2011 to 12/31/2011...........    $ 9.75       $ 9.48       111,110
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $31.90       $24.67       155,081
   01/01/2008 to 12/31/2008...........    $24.67       $15.86       111,995
   01/01/2009 to 12/31/2009...........    $15.86       $20.71        96,981
   01/01/2010 to 12/31/2010...........    $20.71       $26.39        88,762
   01/01/2011 to 12/31/2011...........    $26.39       $27.85        75,280
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.51       $12.80        75,539
   01/01/2008 to 07/18/2008...........    $12.80       $11.77             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $12.62       $13.64       189,572
   01/01/2008 to 12/31/2008...........    $13.64       $ 7.55       125,578
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.92        89,622
   01/01/2010 to 12/31/2010...........    $ 9.92       $13.01        81,914
   01/01/2011 to 12/31/2011...........    $13.01       $11.19       137,269

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.01             0
   01/01/2008 to 12/31/2008...........    $10.01       $ 7.21            70
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.66             0
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.71         3,036
   01/01/2011 to 12/31/2011...........    $ 9.71       $ 9.38        15,195
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.69       $11.43       343,893
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.41       176,530
   01/01/2009 to 12/31/2009...........    $ 7.41       $ 9.09       152,714
   01/01/2010 to 12/31/2010...........    $ 9.09       $10.29       126,118
   01/01/2011 to 12/31/2011...........    $10.29       $10.03       140,161
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.49       $11.62       104,706
   01/01/2008 to 12/31/2008...........    $11.62       $ 6.82       145,715
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.51       130,430
   01/01/2010 to 12/31/2010...........    $ 8.51       $10.02       119,611
   01/01/2011 to 12/31/2011...........    $10.02       $ 9.31       121,090
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.50             0
   01/01/2009 to 11/13/2009...........    $ 7.50       $ 8.43             0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.13           192
   01/01/2009 to 12/31/2009...........    $ 6.13       $ 8.20         3,269
   01/01/2010 to 12/31/2010...........    $ 8.20       $ 9.76         8,104
   01/01/2011 to 12/31/2011...........    $ 9.76       $ 9.18        10,323
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $23.34       $26.68       406,767
   01/01/2008 to 12/31/2008...........    $26.68       $15.77       306,283
   01/01/2009 to 12/31/2009...........    $15.77       $23.33       257,290
   01/01/2010 to 12/31/2010...........    $23.33       $25.47       222,209
   01/01/2011 to 12/31/2011...........    $25.47       $24.22       190,087
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........    $28.49       $29.91       507,472
   01/01/2008 to 12/31/2008...........    $29.91       $17.56       379,447
   01/01/2009 to 12/31/2009...........    $17.56       $20.72       266,028
   01/01/2010 to 12/31/2010...........    $20.72       $23.16       214,419
   01/01/2011 to 12/31/2011...........    $23.16       $21.66       193,150

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $ 4.77       $ 5.43       362,040
   01/01/2008 to 12/31/2008...........    $ 5.43       $ 3.18       295,139
   01/01/2009 to 12/31/2009...........    $ 3.18       $ 4.95       301,894
   01/01/2010 to 12/31/2010...........    $ 4.95       $ 5.87       288,663
   01/01/2011 to 12/31/2011...........    $ 5.87       $ 5.64       242,754
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $28.22       $26.36       149,378
   01/01/2008 to 12/31/2008...........    $26.36       $19.15       100,029
   01/01/2009 to 12/31/2009...........    $19.15       $24.05        96,518
   01/01/2010 to 12/31/2010...........    $24.05       $30.18        78,409
   01/01/2011 to 12/31/2011...........    $30.18       $30.27        68,981
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........    $18.35       $18.28       274,834
   01/01/2008 to 12/31/2008...........    $18.28       $13.48       191,706
   01/01/2009 to 12/31/2009...........    $13.48       $18.09       206,875
   01/01/2010 to 12/31/2010...........    $18.09       $20.32       182,892
   01/01/2011 to 12/31/2011...........    $20.32       $20.76       158,058
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.20             0
   01/01/2008 to 12/31/2008...........    $10.20       $ 7.00        10,506
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.77        51,936
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.89        69,518
   01/01/2011 to 12/31/2011...........    $ 9.89       $ 9.73        61,897
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18             0
   01/01/2008 to 12/31/2008...........    $10.18       $ 7.64        29,480
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.33        30,718
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.31        47,765
   01/01/2011 to 12/31/2011...........    $10.31       $10.15        47,893
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $22.26       $26.40       715,857
   01/01/2008 to 12/31/2008...........    $26.40       $13.01       552,699
   01/01/2009 to 12/31/2009...........    $13.01       $17.42       377,357
   01/01/2010 to 12/31/2010...........    $17.42       $19.75       307,090
   01/01/2011 to 12/31/2011...........    $19.75       $17.03       256,898
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $20.79       $23.92       246,638
   01/01/2008 to 12/31/2008...........    $23.92       $13.26       126,470
   01/01/2009 to 12/31/2009...........    $13.26       $17.13       165,528
   01/01/2010 to 12/31/2010...........    $17.13       $18.84       155,007
   01/01/2011 to 12/31/2011...........    $18.84       $16.31       132,978

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $20.72       $20.91        89,434
   01/01/2008 to 12/31/2008...........    $20.91       $17.06       109,736
   01/01/2009 to 12/31/2009...........    $17.06       $20.61        89,471
   01/01/2010 to 12/31/2010...........    $20.61       $21.89        83,097
   01/01/2011 to 12/31/2011...........    $21.89       $21.72        94,146
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30             0
   01/01/2010 to 12/31/2010...........    $10.30       $11.35         9,275
   01/01/2011 to 12/31/2011...........    $11.35       $11.31         7,961
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31             0
   01/01/2010 to 12/31/2010...........    $10.31       $11.61             0
   01/01/2011 to 12/31/2011...........    $11.61       $10.82         3,569
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $24.10       $26.09       233,797
   01/01/2008 to 12/31/2008...........    $26.09       $15.14       128,075
   01/01/2009 to 12/31/2009...........    $15.14       $20.37       111,338
   01/01/2010 to 12/31/2010...........    $20.37       $21.61        99,329
   01/01/2011 to 12/31/2011...........    $21.61       $19.43        88,820
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $26.11       $25.41       451,318
   01/01/2008 to 12/31/2008...........    $25.41       $14.72       267,385
   01/01/2009 to 12/31/2009...........    $14.72       $17.40       205,587
   01/01/2010 to 12/31/2010...........    $17.40       $19.50       184,694
   01/01/2011 to 12/31/2011...........    $19.50       $18.50       150,135
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.26       $14.68       220,080
   01/01/2008 to 12/31/2008...........    $14.68       $11.16       140,679
   01/01/2009 to 12/31/2009...........    $11.16       $14.87       152,690
   01/01/2010 to 12/31/2010...........    $14.87       $16.69       119,402
   01/01/2011 to 12/31/2011...........    $16.69       $18.20        95,056
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $19.69       $22.29       971,315
   01/01/2008 to 12/31/2008...........    $22.29       $12.43       710,826
   01/01/2009 to 12/31/2009...........    $12.43       $15.97       454,565
   01/01/2010 to 12/31/2010...........    $15.97       $18.93       364,357
   01/01/2011 to 12/31/2011...........    $18.93       $18.57       314,477

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.16       $16.41        233,832
   01/01/2008 to 12/31/2008...........    $16.41       $10.73        185,745
   01/01/2009 to 12/31/2009...........    $10.73       $13.96        141,465
   01/01/2010 to 12/31/2010...........    $13.96       $15.49        128,001
   01/01/2011 to 12/31/2011...........    $15.49       $14.86        129,617
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $ 8.71       $ 9.99        385,830
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 6.30        283,991
   01/01/2009 to 12/31/2009...........    $ 6.30       $ 7.75        357,512
   01/01/2010 to 12/31/2010...........    $ 7.75       $ 8.65        303,538
   01/01/2011 to 12/31/2011...........    $ 8.65       $ 8.52        270,926
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.11       $14.12        123,018
   01/01/2008 to 12/31/2008...........    $14.12       $ 8.65         81,270
   01/01/2009 to 12/31/2009...........    $ 8.65       $11.89         67,540
   01/01/2010 to 12/31/2010...........    $11.89       $14.55         63,900
   01/01/2011 to 12/31/2011...........    $14.55       $13.91         39,508
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $13.73       $14.14      2,274,112
   01/01/2008 to 12/31/2008...........    $14.14       $14.35      2,934,205
   01/01/2009 to 12/31/2009...........    $14.35       $14.25      1,421,640
   01/01/2010 to 12/31/2010...........    $14.25       $14.11      1,176,323
   01/01/2011 to 12/31/2011...........    $14.11       $13.97        824,499
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $35.44       $35.87        379,524
   01/01/2008 to 12/31/2008...........    $35.87       $20.51        269,632
   01/01/2009 to 12/31/2009...........    $20.51       $28.55        181,892
   01/01/2010 to 12/31/2010...........    $28.55       $34.89        147,445
   01/01/2011 to 12/31/2011...........    $34.89       $33.69        125,064
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.08              0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $25.39       $29.67        403,400
   01/01/2008 to 12/31/2008...........    $29.67       $16.69        258,551
   01/01/2009 to 12/31/2009...........    $16.69       $21.45        202,478
   01/01/2010 to 12/31/2010...........    $21.45       $27.32        181,262
   01/01/2011 to 12/31/2011...........    $27.32       $27.50        154,240
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.58       $12.29        291,364
   01/01/2008 to 12/31/2008...........    $12.29       $ 6.99        185,040
   01/01/2009 to 12/31/2009...........    $ 6.99       $ 8.48        130,897
   01/01/2010 to 12/31/2010...........    $ 8.48       $10.10        108,496
   01/01/2011 to 04/29/2011...........    $10.10       $11.35              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.59           354
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 9.22        21,493
   01/01/2010 to 12/31/2010...........    $ 9.22       $11.16        57,487
   01/01/2011 to 12/31/2011...........    $11.16       $ 8.81        55,390
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.85       $16.61       476,073
   01/01/2008 to 12/31/2008...........    $16.61       $16.63       417,181
   01/01/2009 to 12/31/2009...........    $16.63       $18.15       376,120
   01/01/2010 to 12/31/2010...........    $18.15       $18.67       283,949
   01/01/2011 to 12/31/2011...........    $18.67       $18.90       241,831
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $19.37       $20.48       932,528
   01/01/2008 to 12/31/2008...........    $20.48       $19.82       673,230
   01/01/2009 to 12/31/2009...........    $19.82       $22.86       695,034
   01/01/2010 to 12/31/2010...........    $22.86       $24.38       586,949
   01/01/2011 to 12/31/2011...........    $24.38       $24.90       532,204
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.79       $11.55        89,895
   01/01/2008 to 12/31/2008...........    $11.55       $ 9.21       152,701
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.94       182,513
   01/01/2010 to 12/31/2010...........    $10.94       $11.98       203,990
   01/01/2011 to 12/31/2011...........    $11.98       $11.98       173,004
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.08             0
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.84       $15.22       396,251
   01/01/2008 to 12/31/2008...........    $15.22       $ 9.23       222,439
   01/01/2009 to 12/31/2009...........    $ 9.23       $11.14       165,516
   01/01/2010 to 12/31/2010...........    $11.14       $12.68       148,208
   01/01/2011 to 12/31/2011...........    $12.68       $12.99       123,296
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.94             0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.56       $18.95        57,993
   01/01/2008 to 12/31/2008...........    $18.95       $13.09        38,831
   01/01/2009 to 12/31/2009...........    $13.09       $16.52        56,078
   01/01/2010 to 12/31/2010...........    $16.52       $18.28        55,356
   01/01/2011 to 12/31/2011...........    $18.28       $17.49        63,882

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.47       $18.11       238,483
   01/01/2008 to 12/31/2008...........    $18.11       $11.66       196,511
   01/01/2009 to 12/31/2009...........    $11.66       $15.45       165,746
   01/01/2010 to 12/31/2010...........    $15.45       $20.87       138,847
   01/01/2011 to 12/31/2011...........    $20.87       $20.46       118,573
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $25.10       $23.42       357,717
   01/01/2008 to 12/31/2008...........    $23.42       $16.30       265,536
   01/01/2009 to 12/31/2009...........    $16.30       $20.49       179,703
   01/01/2010 to 12/31/2010...........    $20.49       $25.56       142,958
   01/01/2011 to 12/31/2011...........    $25.56       $23.79       125,180
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $24.42       $25.66       177,727
   01/01/2008 to 12/31/2008...........    $25.66       $18.81       170,365
   01/01/2009 to 12/31/2009...........    $18.81       $23.12       143,983
   01/01/2010 to 12/31/2010...........    $23.12       $25.53       132,162
   01/01/2011 to 12/31/2011...........    $25.53       $25.78       105,184
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.28       $14.85       396,679
   01/01/2008 to 12/31/2008...........    $14.85       $ 8.54       201,923
   01/01/2009 to 12/31/2009...........    $ 8.54       $10.47       124,152
   01/01/2010 to 12/31/2010...........    $10.47       $11.74       109,186
   01/01/2011 to 12/31/2011...........    $11.74       $11.43        78,033
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.17       $16.31       195,478
   01/01/2008 to 12/31/2008...........    $16.31       $15.75       157,502
   01/01/2009 to 12/31/2009...........    $15.75       $17.49       152,843
   01/01/2010 to 12/31/2010...........    $17.49       $18.30       130,474
   01/01/2011 to 12/31/2011...........    $18.30       $18.87       127,285
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.60       $16.92       156,491
   01/01/2008 to 12/31/2008...........    $16.92       $ 9.96       118,069
   01/01/2009 to 12/31/2009...........    $ 9.96       $15.12       139,111
   01/01/2010 to 12/31/2010...........    $15.12       $17.33        91,822
   01/01/2011 to 12/31/2011...........    $17.33       $16.87        92,278

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $49.29       $67.50        91,058
   01/01/2008 to 12/31/2008...........    $67.50       $33.42        67,882
   01/01/2009 to 12/31/2009...........    $33.42       $49.42        59,018
   01/01/2010 to 12/31/2010...........    $49.42       $58.93        51,233
   01/01/2011 to 12/31/2011...........    $58.93       $49.64        45,841
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.38       $12.42        62,773
   01/01/2008 to 12/31/2008...........    $12.42       $ 7.09       126,503
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 9.02        66,395
   01/01/2010 to 12/31/2010...........    $ 9.02       $10.24        85,069
   01/01/2011 to 12/31/2011...........    $10.24       $ 9.78        56,049
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99         5,043
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 9.37        57,790
   01/01/2009 to 12/31/2009...........    $ 9.37       $10.36        14,693
   01/01/2010 to 12/31/2010...........    $10.36       $11.05        13,807
   01/01/2011 to 12/31/2011...........    $11.05       $11.60        26,245
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.67         4,104
   01/01/2009 to 12/31/2009...........    $ 6.67       $ 8.59        14,124
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.38        39,395
   01/01/2011 to 12/31/2011...........    $ 9.38       $ 9.13        36,737
INVESCO V.I. CAPITAL DEVELOPMENT FUND
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.21        20,926
INVESCO V.I. DIVIDEND GROWTH FUND
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.16        13,364
PROFUND VP ASIA 30
   03/19/2007* to 12/31/2007..........    $19.45       $29.86        58,237
   01/01/2008 to 12/31/2008...........    $29.86       $14.54        42,878
   01/01/2009 to 12/31/2009...........    $14.54       $22.20        34,398
   01/01/2010 to 12/31/2010...........    $22.20       $25.03        27,777
   01/01/2011 to 12/31/2011...........    $25.03       $18.09        14,044
PROFUND VP BANKS
   03/19/2007* to 12/31/2007..........    $13.14       $ 9.91        62,100
   01/01/2008 to 12/31/2008...........    $ 9.91       $ 5.21        47,464
   01/01/2009 to 12/31/2009...........    $ 5.21       $ 4.94         1,052
   01/01/2010 to 12/31/2010...........    $ 4.94       $ 5.30           843
   01/01/2011 to 12/31/2011...........    $ 5.30       $ 3.84           836

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   03/19/2007* to 12/31/2007..........    $15.00       $18.12        40,124
   01/01/2008 to 12/31/2008...........    $18.12       $ 8.71        11,448
   01/01/2009 to 12/31/2009...........    $ 8.71       $14.01        10,331
   01/01/2010 to 12/31/2010...........    $14.01       $17.98        10,826
   01/01/2011 to 12/31/2011...........    $17.98       $14.93         5,870
PROFUND VP BEAR
   03/19/2007* to 12/31/2007..........    $ 8.39       $ 8.18        28,504
   01/01/2008 to 12/31/2008...........    $ 8.18       $11.33        54,575
   01/01/2009 to 12/31/2009...........    $11.33       $ 8.09        34,435
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 6.58        20,213
   01/01/2011 to 12/31/2011...........    $ 6.58       $ 5.94        15,996
PROFUND VP BIOTECHNOLOGY
   03/19/2007* to 12/31/2007..........    $ 8.30       $ 8.57        36,098
   01/01/2008 to 12/31/2008...........    $ 8.57       $ 8.64        31,300
   01/01/2009 to 12/31/2009...........    $ 8.64       $ 8.87        12,600
   01/01/2010 to 12/31/2010...........    $ 8.87       $ 9.23        14,775
   01/01/2011 to 12/31/2011...........    $ 9.23       $ 9.74        13,350
PROFUND VP BULL
   03/19/2007* to 12/31/2007..........    $12.10       $12.58       357,217
   01/01/2008 to 12/31/2008...........    $12.58       $ 7.76        31,415
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.55       117,689
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.65        73,549
   01/01/2011 to 12/31/2011...........    $10.65       $10.54        67,495
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.56       $12.35        28,036
   01/01/2008 to 12/31/2008...........    $12.35       $ 8.96         6,520
   01/01/2009 to 12/31/2009...........    $ 8.96       $10.79        50,609
   01/01/2010 to 12/31/2010...........    $10.79       $12.53        13,098
   01/01/2011 to 12/31/2011...........    $12.53       $13.27        11,070
PROFUND VP CONSUMER SERVICES
   03/19/2007* to 12/31/2007..........    $10.18       $ 9.25           664
   01/01/2008 to 12/31/2008...........    $ 9.25       $ 6.28        25,348
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 8.14         9,181
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.78         1,220
   01/01/2011 to 12/31/2011...........    $ 9.78       $10.21        10,521
PROFUND VP EUROPE 30
   03/19/2007* to 12/31/2007..........    $11.06       $12.82        58,476
   01/01/2008 to 12/31/2008...........    $12.82       $ 7.10        38,982
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 9.30        95,905
   01/01/2010 to 12/31/2010...........    $ 9.30       $ 9.45        18,436
   01/01/2011 to 12/31/2011...........    $ 9.45       $ 8.53        10,431

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   03/19/2007* to 12/31/2007..........    $12.53       $10.41         8,563
   01/01/2008 to 12/31/2008...........    $10.41       $ 5.10         4,121
   01/01/2009 to 12/31/2009...........    $ 5.10       $ 5.81         7,721
   01/01/2010 to 12/31/2010...........    $ 5.81       $ 6.38         3,496
   01/01/2011 to 12/31/2011...........    $ 6.38       $ 5.44         2,863
PROFUND VP HEALTH CARE
   03/19/2007* to 12/31/2007..........    $ 9.22       $ 9.77        51,110
   01/01/2008 to 12/31/2008...........    $ 9.77       $ 7.32        11,936
   01/01/2009 to 12/31/2009...........    $ 7.32       $ 8.66        39,318
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 8.82         3,460
   01/01/2011 to 12/31/2011...........    $ 8.82       $ 9.62         6,078
PROFUND VP INDUSTRIALS
   03/19/2007* to 12/31/2007..........    $12.90       $14.07         4,384
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.29        31,312
   01/01/2009 to 12/31/2009...........    $ 8.29       $10.18         7,827
   01/01/2010 to 12/31/2010...........    $10.18       $12.47         3,526
   01/01/2011 to 12/31/2011...........    $12.47       $12.13         2,394
PROFUND VP INTERNET
   03/19/2007* to 12/31/2007..........    $19.64       $21.19         2,722
   01/01/2008 to 12/31/2008...........    $21.19       $11.58           523
   01/01/2009 to 12/31/2009...........    $11.58       $20.32        16,280
   01/01/2010 to 12/31/2010...........    $20.32       $27.21         6,995
   01/01/2011 to 12/31/2011...........    $27.21       $25.08         2,636
PROFUND VP JAPAN
   03/19/2007* to 12/31/2007..........    $14.90       $13.33         9,188
   01/01/2008 to 12/31/2008...........    $13.33       $ 7.81        35,266
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 8.53        70,612
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 7.89         8,603
   01/01/2011 to 12/31/2011...........    $ 7.89       $ 6.37        20,070
PROFUND VP LARGE-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $10.99       $11.86        48,255
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.57        35,528
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.73        62,409
   01/01/2010 to 12/31/2010...........    $ 9.73       $10.90        27,695
   01/01/2011 to 12/31/2011...........    $10.90       $11.13        13,928

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   03/19/2007* to 12/31/2007..........    $12.33       $12.33        99,574
   01/01/2008 to 12/31/2008...........    $12.33       $ 7.27       125,444
   01/01/2009 to 12/31/2009...........    $ 7.27       $ 8.59        52,612
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.60        24,767
   01/01/2011 to 12/31/2011...........    $ 9.60       $ 9.39        13,186
PROFUND VP MID-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $12.58       $13.50        66,295
   01/01/2008 to 12/31/2008...........    $13.50       $ 8.18        22,429
   01/01/2009 to 12/31/2009...........    $ 8.18       $11.20        84,147
   01/01/2010 to 12/31/2010...........    $11.20       $14.24        61,399
   01/01/2011 to 12/31/2011...........    $14.24       $13.69        20,291
PROFUND VP MID-CAP VALUE
   03/19/2007* to 12/31/2007..........    $14.70       $14.22       111,312
   01/01/2008 to 12/31/2008...........    $14.22       $ 8.97        24,378
   01/01/2009 to 12/31/2009...........    $ 8.97       $11.62        66,470
   01/01/2010 to 12/31/2010...........    $11.62       $13.86        29,926
   01/01/2011 to 12/31/2011...........    $13.86       $13.18        15,929
PROFUND VP NASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 5.66       $ 6.62       365,042
   01/01/2008 to 12/31/2008...........    $ 6.62       $ 3.77        46,227
   01/01/2009 to 12/31/2009...........    $ 3.77       $ 5.67       106,523
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 6.64        61,261
   01/01/2011 to 12/31/2011...........    $ 6.64       $ 6.67        43,377
PROFUND VP OIL & GAS
   03/19/2007* to 12/31/2007..........    $17.85       $23.90        69,547
   01/01/2008 to 12/31/2008...........    $23.90       $14.92        57,664
   01/01/2009 to 12/31/2009...........    $14.92       $17.06        33,679
   01/01/2010 to 12/31/2010...........    $17.06       $19.89        27,013
   01/01/2011 to 12/31/2011...........    $19.89       $20.14        18,015
PROFUND VP PHARMACEUTICALS
   03/19/2007* to 12/31/2007..........    $ 8.40       $ 8.65            30
   01/01/2008 to 12/31/2008...........    $ 8.65       $ 6.89        19,024
   01/01/2009 to 12/31/2009...........    $ 6.89       $ 7.98        29,266
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 7.94            28
   01/01/2011 to 12/31/2011...........    $ 7.94       $ 9.12         8,784
PROFUND VP PRECIOUS METALS
   03/19/2007* to 12/31/2007..........    $14.89       $19.31        46,746
   01/01/2008 to 12/31/2008...........    $19.31       $13.23        71,505
   01/01/2009 to 12/31/2009...........    $13.23       $17.73        56,194
   01/01/2010 to 12/31/2010...........    $17.73       $23.33        64,508
   01/01/2011 to 12/31/2011...........    $23.33       $18.66        62,028

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   03/19/2007* to 12/31/2007..........    $25.09       $19.59         9,995
   01/01/2008 to 12/31/2008...........    $19.59       $11.39         7,045
   01/01/2009 to 12/31/2009...........    $11.39       $14.43         7,879
   01/01/2010 to 12/31/2010...........    $14.43       $17.81         5,530
   01/01/2011 to 12/31/2011...........    $17.81       $18.47         3,293
PROFUND VP RISING RATES OPPORTUNITY
   03/19/2007* to 12/31/2007..........    $ 6.62       $ 6.29        50,450
   01/01/2008 to 12/31/2008...........    $ 6.29       $ 3.86        54,538
   01/01/2009 to 12/31/2009...........    $ 3.86       $ 5.06        82,738
   01/01/2010 to 12/31/2010...........    $ 5.06       $ 4.20       116,704
   01/01/2011 to 12/31/2011...........    $ 4.20       $ 2.60        73,818
PROFUND VP SEMICONDUCTOR
   03/19/2007* to 12/31/2007..........    $ 7.08       $ 7.63         3,867
   01/01/2008 to 12/31/2008...........    $ 7.63       $ 3.79         2,570
   01/01/2009 to 12/31/2009...........    $ 3.79       $ 6.16        36,623
   01/01/2010 to 12/31/2010...........    $ 6.16       $ 6.85         2,480
   01/01/2011 to 12/31/2011...........    $ 6.85       $ 6.52         2,141
PROFUND VP SHORT MID-CAP
   03/19/2007* to 12/31/2007..........    $ 8.08       $ 7.98            16
   01/01/2008 to 12/31/2008...........    $ 7.98       $10.42            16
   01/01/2009 to 12/31/2009...........    $10.42       $ 6.66         2,862
   01/01/2010 to 12/31/2010...........    $ 6.66       $ 4.89         3,887
   01/01/2011 to 12/31/2011...........    $ 4.89       $ 4.44         1,146
PROFUND VP SHORT NASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 5.95       $ 5.15        27,418
   01/01/2008 to 12/31/2008...........    $ 5.15       $ 7.55        13,959
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 4.44        27,423
   01/01/2010 to 12/31/2010...........    $ 4.44       $ 3.46        69,389
   01/01/2011 to 12/31/2011...........    $ 3.46       $ 3.07        35,450
PROFUND VP SHORT SMALL-CAP
   03/19/2007* to 12/31/2007..........    $ 8.07       $ 8.29        36,729
   01/01/2008 to 12/31/2008...........    $ 8.29       $10.19         4,107
   01/01/2009 to 12/31/2009...........    $10.19       $ 6.82            38
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 4.80           270
   01/01/2011 to 12/31/2011...........    $ 4.80       $ 4.32           521
PROFUND VP SMALL-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $14.15       $14.38        17,597
   01/01/2008 to 12/31/2008...........    $14.38       $ 9.39        23,190
   01/01/2009 to 12/31/2009...........    $ 9.39       $11.73        22,489
   01/01/2010 to 12/31/2010...........    $11.73       $14.60        16,200
   01/01/2011 to 12/31/2011...........    $14.60       $14.64         5,311

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   03/19/2007* to 12/31/2007..........    $13.49       $12.41        17,038
   01/01/2008 to 12/31/2008...........    $12.41       $ 8.52        11,592
   01/01/2009 to 12/31/2009...........    $ 8.52       $10.15        17,212
   01/01/2010 to 12/31/2010...........    $10.15       $12.28        18,897
   01/01/2011 to 12/31/2011...........    $12.28       $11.65        18,667
PROFUND VP TECHNOLOGY
   03/19/2007* to 12/31/2007..........    $ 5.22       $ 6.03        33,213
   01/01/2008 to 12/31/2008...........    $ 6.03       $ 3.32         5,997
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 5.31        54,848
   01/01/2010 to 12/31/2010...........    $ 5.31       $ 5.82         9,553
   01/01/2011 to 12/31/2011...........    $ 5.82       $ 5.68        12,645
PROFUND VP TELECOMMUNICATIONS
   03/19/2007* to 12/31/2007..........    $ 6.47       $ 6.71        45,957
   01/01/2008 to 12/31/2008...........    $ 6.71       $ 4.35       123,183
   01/01/2009 to 12/31/2009...........    $ 4.35       $ 4.63        20,232
   01/01/2010 to 12/31/2010...........    $ 4.63       $ 5.30        40,615
   01/01/2011 to 12/31/2011...........    $ 5.30       $ 5.34        19,077
PROFUND VP U.S. GOVERNMENT PLUS
   03/19/2007* to 12/31/2007..........    $12.49       $13.34        60,317
   01/01/2008 to 12/31/2008...........    $13.34       $19.77        45,312
   01/01/2009 to 12/31/2009...........    $19.77       $13.19        30,635
   01/01/2010 to 12/31/2010...........    $13.19       $14.38        11,626
   01/01/2011 to 12/31/2011...........    $14.38       $20.42        16,919
PROFUND VP ULTRABULL
   03/19/2007* to 12/31/2007..........    $ 9.97       $10.29        82,193
   01/01/2008 to 12/31/2008...........    $10.29       $ 3.32        46,958
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 4.76        21,618
   01/01/2010 to 12/31/2010...........    $ 4.76       $ 5.75        13,539
   01/01/2011 to 12/31/2011...........    $ 5.75       $ 5.42         4,602
PROFUND VP ULTRAMID-CAP
   03/19/2007* to 12/31/2007..........    $16.49       $16.37       114,388
   01/01/2008 to 12/31/2008...........    $16.37       $ 5.27       122,266
   01/01/2009 to 12/31/2009...........    $ 5.27       $ 8.65        55,301
   01/01/2010 to 12/31/2010...........    $ 8.65       $12.82        28,984
   01/01/2011 to 12/31/2011...........    $12.82       $10.96        17,546
PROFUND VP ULTRANASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 1.31       $ 1.69       973,932
   01/01/2008 to 12/31/2008...........    $ 1.69       $ 0.46       937,881
   01/01/2009 to 12/31/2009...........    $ 0.46       $ 0.99       403,655
   01/01/2010 to 12/31/2010...........    $ 0.99       $ 1.32       339,500
   01/01/2011 to 12/31/2011...........    $ 1.32       $ 1.30       278,040

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRASMALL-CAP
   03/19/2007* to 12/31/2007..........    $14.87       $13.01        28,440
   01/01/2008 to 12/31/2008...........    $13.01       $ 4.36        16,457
   01/01/2009 to 12/31/2009...........    $ 4.36       $ 6.05        25,576
   01/01/2010 to 12/31/2010...........    $ 6.05       $ 8.89        13,899
   01/01/2011 to 12/31/2011...........    $ 8.89       $ 7.14         6,903
PROFUND VP UTILITIES
   03/19/2007* to 12/31/2007..........    $12.26       $13.39       131,376
   01/01/2008 to 12/31/2008...........    $13.39       $ 9.19        51,138
   01/01/2009 to 12/31/2009...........    $ 9.19       $10.07        13,566
   01/01/2010 to 12/31/2010...........    $10.07       $10.56         8,032
   01/01/2011 to 12/31/2011...........    $10.56       $12.29        10,351
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.49       $15.14        24,499
   01/01/2011 to 12/31/2011...........    $15.14       $13.07        29,906
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $15.31       $17.89         5,573
   01/01/2011 to 12/31/2011...........    $17.89       $17.33         3,437
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.34       $14.34         6,844
   01/01/2011 to 12/31/2011...........    $14.34       $13.44        14,852
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.29        11,217
   01/01/2011 to 12/31/2011...........    $12.29       $11.63         9,036


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH ANY ONE OF GRO PLUS, EBP OR HAV (1.90%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02       3,947,078
   01/01/2006 to 12/31/2006               $10.02       $10.98      39,113,352
   01/01/2007 to 12/31/2007               $10.98       $11.76      51,904,819
   01/01/2008 to 12/31/2008               $11.76       $ 7.87       5,964,367
   01/01/2009 to 12/31/2009               $ 7.87       $ 9.60      14,463,581
   01/01/2010 to 12/31/2010               $ 9.60       $10.54      11,979,057
   01/01/2011 to 12/31/2011               $10.54       $10.07       7,908,770

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $14.04       $14.17       2,300,793
   01/01/2006 to 12/31/2006               $14.17       $16.24       2,456,510
   01/01/2007 to 12/31/2007               $16.24       $15.92       1,963,249
   01/01/2008 to 12/31/2008               $15.92       $10.19         312,153
   01/01/2009 to 12/31/2009               $10.19       $11.77         623,594
   01/01/2010 to 12/31/2010               $11.77       $13.15         553,750
   01/01/2011 to 12/31/2011               $13.15       $13.36         416,102

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         848,018
   01/01/2006 to 12/31/2006               $10.03       $10.87       8,676,554
   01/01/2007 to 12/31/2007               $10.87       $11.63      15,085,032
   01/01/2008 to 12/31/2008               $11.63       $ 8.14       2,928,413
   01/01/2009 to 12/31/2009               $ 8.14       $ 9.84      12,578,640
   01/01/2010 to 12/31/2010               $ 9.84       $10.84      10,206,458
   01/01/2011 to 12/31/2011               $10.84       $10.51       6,583,634

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.67       $15.41       1,705,077
   01/01/2006 to 12/31/2006               $15.41       $18.40       3,383,186
   01/01/2007 to 12/31/2007               $18.40       $18.26       4,050,104
   01/01/2008 to 12/31/2008               $18.26       $11.23         341,799
   01/01/2009 to 12/31/2009               $11.23       $13.03       1,308,929
   01/01/2010 to 12/31/2010               $13.03       $14.37         827,377
   01/01/2011 to 12/31/2011               $14.37       $14.03         389,478

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.37               0
   01/01/2010 to 12/31/2010               $ 9.37       $10.16               0
   01/01/2011 to 12/31/2011               $10.16       $10.93               0

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.78               0
   01/01/2010 to 12/31/2010               $ 8.78       $ 9.63               0
   01/01/2011 to 12/31/2011               $ 9.63       $11.22               0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01       4,889,286
   01/01/2006 to 12/31/2006               $10.01       $11.16      49,970,238
   01/01/2007 to 12/31/2007               $11.16       $12.01      67,852,631
   01/01/2008 to 12/31/2008               $12.01       $ 7.66       5,862,125
   01/01/2009 to 12/31/2009               $ 7.66       $ 9.42      19,005,047
   01/01/2010 to 12/31/2010               $ 9.42       $10.48      14,233,361
   01/01/2011 to 12/31/2011               $10.48       $10.03       8,170,145

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $20.13       $21.22       2,826,660
   01/01/2006 to 12/31/2006               $21.22       $28.47       3,649,289
   01/01/2007 to 12/31/2007               $28.47       $22.36       1,894,036
   01/01/2008 to 12/31/2008               $22.36       $14.25         211,987
   01/01/2009 to 12/31/2009               $14.25       $18.44         608,819
   01/01/2010 to 12/31/2010               $18.44       $23.28         512,414
   01/01/2011 to 12/31/2011               $23.28       $24.34         235,353

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.86          63,097
   01/01/2003 to 12/31/2003               $ 9.86       $16.40       2,615,505
   01/01/2004 to 12/31/2004               $16.40       $19.79       5,192,694
   01/01/2005 to 12/31/2005               $19.79       $21.25       6,965,263
   01/01/2006 to 12/31/2006               $21.25       $23.54       5,683,317
   01/01/2007 to 12/31/2007               $23.54       $25.68       5,023,880
   01/01/2008 to 12/31/2008               $25.68       $14.08         535,803
   01/01/2009 to 12/31/2009               $14.08       $18.33       1,908,786
   01/01/2010 to 12/31/2010               $18.33       $23.83       1,310,855
   01/01/2011 to 12/31/2011               $23.83       $20.32         619,637

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.83         165,588
   01/01/2003 to 12/31/2003               $ 9.83       $12.77      13,386,166
   01/01/2004 to 12/31/2004               $12.77       $13.91      27,268,222
   01/01/2005 to 12/31/2005               $13.91       $14.30      38,456,039
   01/01/2006 to 12/31/2006               $14.30       $16.45      27,267,301
   01/01/2007 to 12/31/2007               $16.45       $16.96      23,014,737
   01/01/2008 to 12/31/2008               $16.96       $ 9.87       2,971,743
   01/01/2009 to 12/31/2009               $ 9.87       $11.54       9,326,038
   01/01/2010 to 12/31/2010               $11.54       $12.78       6,998,680
   01/01/2011 to 12/31/2011               $12.78       $11.84       3,277,745

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.87          66,279
   01/01/2003 to 12/31/2003               $ 9.87       $12.75       2,379,820
   01/01/2004 to 12/31/2004               $12.75       $14.55       5,139,643
   01/01/2005 to 12/31/2005               $14.55       $14.95       6,665,807
   01/01/2006 to 12/31/2006               $14.95       $15.59       5,183,278
   01/01/2007 to 12/31/2007               $15.59       $18.25       4,551,679
   01/01/2008 to 12/31/2008               $18.25       $10.60         495,545
   01/01/2009 to 12/31/2009               $10.60       $16.34       1,836,792
   01/01/2010 to 12/31/2010               $16.34       $19.21       1,199,578
   01/01/2011 to 12/31/2011               $19.21       $18.28         516,180

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.72          78,368
   01/01/2003 to 12/31/2003               $ 9.72       $13.35       6,498,151
   01/01/2004 to 12/31/2004               $13.35       $15.21      15,481,627
   01/01/2005 to 12/31/2005               $15.21       $17.40      18,939,826
   01/01/2006 to 12/31/2006               $17.40       $20.65      13,631,389
   01/01/2007 to 12/31/2007               $20.65       $24.11      11,406,256
   01/01/2008 to 12/31/2008               $24.11       $11.77       1,436,169
   01/01/2009 to 12/31/2009               $11.77       $15.62       4,557,297
   01/01/2010 to 12/31/2010               $15.62       $17.55       3,251,694
   01/01/2011 to 12/31/2011               $17.55       $14.99       1,512,624

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.79          22,770
   01/01/2003 to 12/31/2003               $ 9.79       $12.86         368,945
   01/01/2004 to 12/31/2004               $12.86       $15.27         810,108
   01/01/2005 to 12/31/2005               $15.27       $17.04       1,137,254
   01/01/2006 to 12/31/2006               $17.04       $21.30       1,933,054
   01/01/2007 to 12/31/2007               $21.30       $24.61       2,704,506
   01/01/2008 to 12/31/2008               $24.61       $13.52         254,922
   01/01/2009 to 12/31/2009               $13.52       $17.31         702,587
   01/01/2010 to 12/31/2010               $17.31       $18.86         458,110
   01/01/2011 to 12/31/2011               $18.86       $16.18         222,180

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008              $10.00       $10.71      14,181,642
   01/01/2009 to 12/31/2009               $10.71       $11.69       5,092,409
   01/01/2010 to 12/31/2010               $11.69       $12.71       2,342,766
   01/01/2011 to 12/31/2011               $12.71       $14.02      10,709,989

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.95          90,759
   01/01/2003 to 12/31/2003               $ 9.95       $12.75         936,678
   01/01/2004 to 12/31/2004               $12.75       $14.65       2,064,681
   01/01/2005 to 12/31/2005               $14.65       $15.96       3,524,141
   01/01/2006 to 12/31/2006               $15.96       $19.22       4,137,771
   01/01/2007 to 12/31/2007               $19.22       $20.63       4,026,621
   01/01/2008 to 12/31/2008               $20.63       $11.87         385,911
   01/01/2009 to 12/31/2009               $11.87       $15.82       1,088,419
   01/01/2010 to 12/31/2010               $15.82       $16.63         754,417
   01/01/2011 to 12/31/2011               $16.63       $14.82         455,543

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.90          30,714
   01/01/2003 to 12/31/2003               $ 9.90       $11.65         651,074
   01/01/2004 to 12/31/2004               $11.65       $13.19       1,916,775
   01/01/2005 to 12/31/2005               $13.19       $13.78       3,227,693
   01/01/2006 to 12/31/2006               $13.78       $16.01       3,946,641
   01/01/2007 to 12/31/2007               $16.01       $15.23       3,212,276
   01/01/2008 to 12/31/2008               $15.23       $ 8.74         510,220
   01/01/2009 to 12/31/2009               $ 8.74       $10.25       1,270,505
   01/01/2010 to 12/31/2010               $10.25       $11.37         929,620
   01/01/2011 to 12/31/2011               $11.37       $10.69         467,092

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.23         162,571
   01/01/2003 to 12/31/2003               $10.23       $11.92       4,628,945
   01/01/2004 to 12/31/2004               $11.92       $12.56       7,337,467
   01/01/2005 to 12/31/2005               $12.56       $12.46      11,711,617
   01/01/2006 to 12/31/2006               $12.46       $13.43       9,529,259
   01/01/2007 to 12/31/2007               $13.43       $13.97       8,088,124
   01/01/2008 to 12/31/2008               $13.97       $10.52       1,849,304
   01/01/2009 to 12/31/2009               $10.52       $13.89       3,476,917
   01/01/2010 to 12/31/2010               $13.89       $15.45       2,308,003
   01/01/2011 to 12/31/2011               $15.45       $16.70       1,512,620

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.51         457,013
   01/01/2003 to 12/31/2003               $ 9.51       $12.30      14,975,841
   01/01/2004 to 12/31/2004               $12.30       $13.95      30,793,077
   01/01/2005 to 12/31/2005               $13.95       $14.62      41,075,737
   01/01/2006 to 12/31/2006               $14.62       $15.38      33,382,333
   01/01/2007 to 12/31/2007               $15.38       $17.35      28,678,496
   01/01/2008 to 12/31/2008               $17.35       $ 9.59       3,236,045
   01/01/2009 to 12/31/2009               $ 9.59       $12.21       9,898,808
   01/01/2010 to 12/31/2010               $12.21       $14.34       7,065,215
   01/01/2011 to 12/31/2011               $14.34       $13.94       3,146,426

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.47         134,574
   01/01/2003 to 12/31/2003               $ 9.47       $11.41       2,222,614
   01/01/2004 to 12/31/2004               $11.41       $12.39       2,897,175
   01/01/2005 to 12/31/2005               $12.39       $12.93       4,272,541
   01/01/2006 to 12/31/2006               $12.93       $13.91       3,472,314
   01/01/2007 to 12/31/2007               $13.91       $15.70       2,799,781
   01/01/2008 to 12/31/2008               $15.70       $ 9.81         639,125
   01/01/2009 to 12/31/2009               $ 9.81       $11.97       1,222,987
   01/01/2010 to 12/31/2010               $11.97       $13.24         948,496
   01/01/2011 to 12/31/2011               $13.24       $12.91         532,298

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $15.14       $15.66       1,028,350
   01/01/2006 to 12/31/2006               $15.66       $17.55         962,590
   01/01/2007 to 12/31/2007               $17.55       $17.69         819,090
   01/01/2008 to 12/31/2008               $17.69       $10.74         114,313
   01/01/2009 to 12/31/2009               $10.74       $14.63         269,317
   01/01/2010 to 12/31/2010               $14.63       $17.74         373,327
   01/01/2011 to 12/31/2011               $17.74       $16.80         177,897

AST MONEY MARKET PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.99         999,737
   01/01/2003 to 12/31/2003               $ 9.99       $ 9.86       7,176,983
   01/01/2004 to 12/31/2004               $ 9.86       $ 9.75       8,152,893
   01/01/2005 to 12/31/2005               $ 9.75       $ 9.83      14,801,774
   01/01/2006 to 12/31/2006               $ 9.83       $10.09      17,648,852
   01/01/2007 to 12/31/2007               $10.09       $10.38      23,468,378
   01/01/2008 to 12/31/2008               $10.38       $10.44      27,759,077
   01/01/2009 to 12/31/2009               $10.44       $10.26      53,398,654
   01/01/2010 to 12/31/2010               $10.26       $10.07      22,860,112
   01/01/2011 to 12/31/2011               $10.07       $ 9.88      14,451,090

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.98         163,415
   01/01/2003 to 12/31/2003               $ 9.98       $13.34       4,786,623
   01/01/2004 to 12/31/2004               $13.34       $16.08       9,335,291
   01/01/2005 to 12/31/2005               $16.08       $17.68      11,873,661
   01/01/2006 to 12/31/2006               $17.68       $19.21       9,671,239
   01/01/2007 to 12/31/2007               $19.21       $19.44       8,401,820
   01/01/2008 to 12/31/2008               $19.44       $11.01         882,120
   01/01/2009 to 12/31/2009               $11.01       $15.19       2,326,283
   01/01/2010 to 12/31/2010               $15.19       $18.39       1,733,456
   01/01/2011 to 12/31/2011               $18.39       $17.60         825,169

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $14.02       $15.44       4,381,841
   01/01/2006 to 12/31/2006               $15.44       $17.28       3,814,763
   01/01/2007 to 12/31/2007               $17.28       $20.72       4,471,479
   01/01/2008 to 12/31/2008               $20.72       $11.55         362,170
   01/01/2009 to 12/31/2009               $11.55       $14.70         811,825
   01/01/2010 to 12/31/2010               $14.70       $18.56         696,814
   01/01/2011 to 12/31/2011               $18.56       $18.51         360,080

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.71          12,122
   01/01/2003 to 12/31/2003               $ 9.71       $14.06         480,221
   01/01/2004 to 12/31/2004               $14.06       $15.10         779,045
   01/01/2005 to 12/31/2005               $15.10       $14.87         775,839
   01/01/2006 to 12/31/2006               $14.87       $15.72         737,915
   01/01/2007 to 12/31/2007               $15.72       $18.30         790,161
   01/01/2008 to 12/31/2008               $18.30       $10.32          80,056
   01/01/2009 to 12/31/2009               $10.32       $12.40         231,173
   01/01/2010 to 12/31/2010               $12.40       $14.63         208,196
   01/01/2011 to 04/29/2011               $14.63       $16.40               0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.08         215,314
   01/01/2003 to 12/31/2003               $10.08       $10.22       5,152,783
   01/01/2004 to 12/31/2004               $10.22       $10.23      19,103,280
   01/01/2005 to 12/31/2005               $10.23       $10.20      31,242,913
   01/01/2006 to 12/31/2006               $10.20       $10.39      24,544,154
   01/01/2007 to 12/31/2007               $10.39       $10.88      21,419,052
   01/01/2008 to 12/31/2008               $10.88       $10.80       3,534,614
   01/01/2009 to 12/31/2009               $10.80       $11.67       9,706,559
   01/01/2010 to 12/31/2010               $11.67       $11.90       6,476,153
   01/01/2011 to 12/31/2011               $11.90       $11.93       3,945,089

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.17         604,147
   01/01/2003 to 12/31/2003               $10.17       $10.51      16,012,778
   01/01/2004 to 12/31/2004               $10.51       $10.82      30,067,867
   01/01/2005 to 12/31/2005               $10.82       $10.88      15,662,179
   01/01/2006 to 12/31/2006               $10.88       $11.07      16,434,843
   01/01/2007 to 12/31/2007               $11.07       $11.76      17,063,089
   01/01/2008 to 12/31/2008               $11.76       $11.28       3,876,085
   01/01/2009 to 12/31/2009               $11.28       $12.89      10,257,815
   01/01/2010 to 12/31/2010               $12.89       $13.62       8,706,380
   01/01/2011 to 12/31/2011               $13.62       $13.79       5,328,814

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.04         185,386
   01/01/2006 to 12/31/2006               $10.04       $10.63       4,511,598
   01/01/2007 to 12/31/2007               $10.63       $11.33       6,663,413
   01/01/2008 to 12/31/2008               $11.33       $ 8.95       3,907,838
   01/01/2009 to 12/31/2009               $ 8.95       $10.54       9,644,662
   01/01/2010 to 12/31/2010               $10.54       $11.44       8,283,737
   01/01/2011 to 12/31/2011               $11.44       $11.33       6,052,545

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.48          47,261
   01/01/2003 to 12/31/2003               $ 9.48       $13.50       1,059,046
   01/01/2004 to 12/31/2004               $13.50       $12.33       1,200,247
   01/01/2005 to 12/31/2005               $12.33       $12.27       1,188,972
   01/01/2006 to 12/31/2006               $12.27       $13.56       1,254,815
   01/01/2007 to 12/31/2007               $13.56       $14.25       1,144,565
   01/01/2008 to 12/31/2008               $14.25       $ 9.09         186,142
   01/01/2009 to 12/31/2009               $ 9.09       $11.94         533,421
   01/01/2010 to 12/31/2010               $11.94       $15.97         560,624
   01/01/2011 to 12/31/2011               $15.97       $15.52         229,807

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.08         209,790
   01/01/2003 to 12/31/2003               $10.08       $13.43       5,824,200
   01/01/2004 to 12/31/2004               $13.43       $15.34      10,169,483
   01/01/2005 to 12/31/2005               $15.34       $16.05      12,956,155
   01/01/2006 to 12/31/2006               $16.05       $18.90      10,309,013
   01/01/2007 to 12/31/2007               $18.90       $17.50       9,534,730
   01/01/2008 to 12/31/2008               $17.50       $12.07       1,182,326
   01/01/2009 to 12/31/2009               $12.07       $15.03       3,254,841
   01/01/2010 to 12/31/2010               $15.03       $18.58       2,239,354
   01/01/2011 to 12/31/2011               $18.58       $17.14       1,034,413

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.08         386,259
   01/01/2003 to 12/31/2003               $10.08       $12.69       2,277,726
   01/01/2004 to 12/31/2004               $12.69       $14.18       3,959,115
   01/01/2005 to 12/31/2005               $14.18       $14.68       3,809,638
   01/01/2006 to 12/31/2006               $14.68       $17.47       5,825,933
   01/01/2007 to 12/31/2007               $17.47       $16.53       3,601,549
   01/01/2008 to 12/31/2008               $16.53       $ 9.42         478,070
   01/01/2009 to 12/31/2009               $ 9.42       $11.44       1,136,011
   01/01/2010 to 12/31/2010               $11.44       $12.71         806,786
   01/01/2011 to 12/31/2011               $12.71       $12.27         418,041

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.31         36,822
   01/01/2003 to 12/31/2003               $10.31       $11.42      1,827,606
   01/01/2004 to 12/31/2004               $11.42       $12.17      6,387,666
   01/01/2005 to 12/31/2005               $12.17       $11.40      9,677,418
   01/01/2006 to 12/31/2006               $11.40       $11.89      8,138,223
   01/01/2007 to 12/31/2007               $11.89       $12.78      8,017,458
   01/01/2008 to 12/31/2008               $12.78       $12.24        821,071
   01/01/2009 to 12/31/2009               $12.24       $13.46      2,746,643
   01/01/2010 to 12/31/2010               $13.46       $13.96      2,027,848
   01/01/2011 to 12/31/2011               $13.96       $14.26      1,038,761

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.34         31,105
   01/01/2003 to 12/31/2003               $ 9.34       $11.34        717,430
   01/01/2004 to 12/31/2004               $11.34       $11.76      1,189,655
   01/01/2005 to 12/31/2005               $11.76       $13.43      1,822,385
   01/01/2006 to 12/31/2006               $13.43       $13.92      2,970,253
   01/01/2007 to 12/31/2007               $13.92       $14.78      4,140,068
   01/01/2008 to 12/31/2008               $14.78       $ 8.62        568,073
   01/01/2009 to 12/31/2009               $ 8.62       $12.96      2,116,603
   01/01/2010 to 12/31/2010               $12.96       $14.73      1,463,744
   01/01/2011 to 12/31/2011               $14.73       $14.20        705,514

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.98        237,870
   01/01/2008 to 12/31/2008               $ 9.98       $ 9.28        494,638
   01/01/2009 to 12/31/2009               $ 9.28       $10.16      1,245,052
   01/01/2010 to 12/31/2010               $10.16       $10.74      1,455,140
   01/01/2011 to 12/31/2011               $10.74       $11.17      1,431,689

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2002 to 12/31/2002                   --       $ 9.67          3,669
   01/01/2003 to 12/31/2003               $ 9.67       $12.78         76,749
   01/01/2004 to 12/31/2004               $12.78       $14.94        195,986
   01/01/2005 to 12/31/2005               $14.94       $17.01        507,584
   01/01/2006 to 12/31/2006               $17.01       $20.55        657,265
   01/01/2007 to 12/31/2007               $20.55       $23.18        857,755
   01/01/2008 to 12/31/2008               $23.18       $13.30         91,276
   01/01/2009 to 12/31/2009               $13.30       $15.13        216,498
   01/01/2010 to 07/16/2010               $15.13       $14.36              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.21         56,002
   01/01/2004 to 12/31/2004               $13.21       $13.89        387,492
   01/01/2005 to 12/31/2005               $13.89       $14.15        294,327
   01/01/2006 to 12/31/2006               $14.15       $14.72        208,342
   01/01/2007 to 12/31/2007               $14.72       $16.16        187,651
   01/01/2008 to 12/31/2008               $16.16       $11.54         17,862
   01/01/2009 to 12/31/2009               $11.54       $16.30        165,600
   01/01/2010 to 07/16/2010               $16.30       $15.21              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.37       $17.36        170,815
   01/01/2011 to 12/31/2011               $17.36       $14.85         88,148

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $15.21       $19.16         78,728
   01/01/2011 to 12/31/2011               $19.16       $17.79        132,209


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH GMWB OR HD GRO OR GRO PLUS 2008 (2.00%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         312,604
   01/01/2006 to 12/31/2006               $10.01       $10.97       5,065,695
   01/01/2007 to 12/31/2007               $10.97       $11.74       8,136,541
   01/01/2008 to 12/31/2008               $11.74       $ 7.84       9,400,328
   01/01/2009 to 12/31/2009               $ 7.84       $ 9.56      11,572,243
   01/01/2010 to 12/31/2010               $ 9.56       $10.49       9,571,229
   01/01/2011 to 12/31/2011               $10.49       $10.00       7,458,449

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $14.00       $14.12         238,150
   01/01/2006 to 12/31/2006               $14.12       $16.18         278,461
   01/01/2007 to 12/31/2007               $16.18       $15.83         367,074
   01/01/2008 to 12/31/2008               $15.83       $10.13         432,558
   01/01/2009 to 12/31/2009               $10.13       $11.69         495,878
   01/01/2010 to 12/31/2010               $11.69       $13.04         325,918
   01/01/2011 to 12/31/2011               $13.04       $13.23         289,460

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02         159,724
   01/01/2006 to 12/31/2006               $10.02       $10.86       1,685,657
   01/01/2007 to 12/31/2007               $10.86       $11.61       2,790,774
   01/01/2008 to 12/31/2008               $11.61       $ 8.11       5,528,245
   01/01/2009 to 12/31/2009               $ 8.11       $ 9.80       8,798,728
   01/01/2010 to 12/31/2010               $ 9.80       $10.79       7,024,050
   01/01/2011 to 12/31/2011               $10.79       $10.44       5,182,858

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.63       $15.36         278,563
   01/01/2006 to 12/31/2006               $15.36       $18.32         539,030
   01/01/2007 to 12/31/2007               $18.32       $18.16         417,115
   01/01/2008 to 12/31/2008               $18.16       $11.16         374,851
   01/01/2009 to 12/31/2009               $11.16       $12.93         346,113
   01/01/2010 to 12/31/2010               $12.93       $14.25         297,287
   01/01/2011 to 12/31/2011               $14.25       $13.90         215,671

AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.28      12,905,774
   01/01/2009 to 12/31/2009               $11.28       $11.01      11,423,965
   01/01/2010 to 12/31/2010               $11.01       $11.80       7,372,701
   01/01/2011 to 12/31/2011               $11.80       $12.31       5,770,635

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.36       1,335,590
   01/01/2010 to 12/31/2010               $ 9.36       $10.14         972,743
   01/01/2011 to 12/31/2011               $10.14       $10.90         747,805

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.74       4,566,891
   01/01/2011 to 12/31/2011               $10.74       $11.73       2,577,818

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $12.01       7,376,393
   01/01/2009 to 12/31/2009               $12.01       $11.06       7,133,884
   01/01/2010 to 12/31/2010               $11.06       $12.05       4,327,344
   01/01/2011 to 12/31/2011               $12.05       $13.41       6,924,813

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.08       5,692,971
   01/01/2009 to 12/31/2009               $12.08       $10.93       5,213,380
   01/01/2010 to 12/31/2010               $10.93       $11.93       3,978,286
   01/01/2011 to 12/31/2011               $11.93       $13.55       2,040,163

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.77         239,205
   01/01/2010 to 12/31/2010               $ 8.77       $ 9.61       3,501,577
   01/01/2011 to 12/31/2011               $ 9.61       $11.18         747,648

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.99       6,025,992
   01/01/2011 to 12/31/2011               $10.99       $12.95       3,151,015

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $12.00       5,394,026

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00         383,419
   01/01/2006 to 12/31/2006               $10.00       $11.15       6,613,267
   01/01/2007 to 12/31/2007               $11.15       $11.98       8,926,725
   01/01/2008 to 12/31/2008               $11.98       $ 7.64      11,747,755
   01/01/2009 to 12/31/2009               $ 7.64       $ 9.38      14,510,164
   01/01/2010 to 12/31/2010               $ 9.38       $10.43      11,072,168
   01/01/2011 to 12/31/2011               $10.43       $ 9.97       8,565,131

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $20.07       $21.16         199,018
   01/01/2006 to 12/31/2006               $21.16       $28.35         318,743
   01/01/2007 to 12/31/2007               $28.35       $22.24         246,476
   01/01/2008 to 12/31/2008               $22.24       $14.16         171,371
   01/01/2009 to 12/31/2009               $14.16       $18.30         243,592
   01/01/2010 to 12/31/2010               $18.30       $23.08         180,347
   01/01/2011 to 12/31/2011               $23.08       $24.11         145,127

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $16.38          37,078
   01/01/2004 to 12/31/2004               $16.38       $19.75         562,771
   01/01/2005 to 12/31/2005               $19.75       $21.18         675,625
   01/01/2006 to 12/31/2006               $21.18       $23.44         555,919
   01/01/2007 to 12/31/2007               $23.44       $25.55         471,679
   01/01/2008 to 12/31/2008               $25.55       $14.00         419,386
   01/01/2009 to 12/31/2009               $14.00       $18.20         379,572
   01/01/2010 to 12/31/2010               $18.20       $23.64         289,027
   01/01/2011 to 12/31/2011               $23.64       $20.13         229,446

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.76         187,011
   01/01/2004 to 12/31/2004               $12.76       $13.88       2,899,917
   01/01/2005 to 12/31/2005               $13.88       $14.25       4,265,751
   01/01/2006 to 12/31/2006               $14.25       $16.38       2,911,174
   01/01/2007 to 12/31/2007               $16.38       $16.87       2,485,922
   01/01/2008 to 12/31/2008               $16.87       $ 9.81       2,137,291
   01/01/2009 to 12/31/2009               $ 9.81       $11.46       1,934,817
   01/01/2010 to 12/31/2010               $11.46       $12.67       1,584,756
   01/01/2011 to 12/31/2011               $12.67       $11.73       1,058,554

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.73         37,400
   01/01/2004 to 12/31/2004               $12.73       $14.52        516,261
   01/01/2005 to 12/31/2005               $14.52       $14.91        701,854
   01/01/2006 to 12/31/2006               $14.91       $15.53        516,950
   01/01/2007 to 12/31/2007               $15.53       $18.16        440,329
   01/01/2008 to 12/31/2008               $18.16       $10.54        395,201
   01/01/2009 to 12/31/2009               $10.54       $16.22        468,843
   01/01/2010 to 12/31/2010               $16.22       $19.05        361,092
   01/01/2011 to 12/31/2011               $19.05       $18.11        221,077

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.34        103,740
   01/01/2004 to 12/31/2004               $13.34       $15.18      1,821,923
   01/01/2005 to 12/31/2005               $15.18       $17.34      2,117,271
   01/01/2006 to 12/31/2006               $17.34       $20.56      1,505,204
   01/01/2007 to 12/31/2007               $20.56       $23.99      1,246,698
   01/01/2008 to 12/31/2008               $23.99       $11.70      1,091,501
   01/01/2009 to 12/31/2009               $11.70       $15.51        976,313
   01/01/2010 to 12/31/2010               $15.51       $17.41        770,326
   01/01/2011 to 12/31/2011               $17.41       $14.85        539,693

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.85          5,504
   01/01/2004 to 12/31/2004               $12.85       $15.24         69,494
   01/01/2005 to 12/31/2005               $15.24       $16.98        151,572
   01/01/2006 to 12/31/2006               $16.98       $21.21        275,388
   01/01/2007 to 12/31/2007               $21.21       $24.49        415,333
   01/01/2008 to 12/31/2008               $24.49       $13.44        281,138
   01/01/2009 to 12/31/2009               $13.44       $17.18        292,566
   01/01/2010 to 12/31/2010               $17.18       $18.71        242,130
   01/01/2011 to 12/31/2011               $18.71       $16.03        186,332

AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008              $10.01       $10.92      1,344,244
   01/01/2009 to 12/31/2009               $10.92       $11.91        336,597
   01/01/2010 to 12/31/2010               $11.91       $12.93        179,010
   01/01/2011 to 12/31/2011               $12.93       $14.25      1,155,408

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.74         17,098
   01/01/2004 to 12/31/2004               $12.74       $14.62        217,166
   01/01/2005 to 12/31/2005               $14.62       $15.90        411,851
   01/01/2006 to 12/31/2006               $15.90       $19.14        412,527
   01/01/2007 to 12/31/2007               $19.14       $20.53        452,611
   01/01/2008 to 12/31/2008               $20.53       $11.79        450,183
   01/01/2009 to 12/31/2009               $11.79       $15.70        399,618
   01/01/2010 to 12/31/2010               $15.70       $16.49        308,762
   01/01/2011 to 12/31/2011               $16.49       $14.68        235,341

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.63         21,961
   01/01/2004 to 12/31/2004               $11.63       $13.16        173,888
   01/01/2005 to 12/31/2005               $13.16       $13.73        405,886
   01/01/2006 to 12/31/2006               $13.73       $15.94        464,393
   01/01/2007 to 12/31/2007               $15.94       $15.16        520,419
   01/01/2008 to 12/31/2008               $15.16       $ 8.69        546,388
   01/01/2009 to 12/31/2009               $ 8.69       $10.17        452,623
   01/01/2010 to 12/31/2010               $10.17       $11.28        440,901
   01/01/2011 to 12/31/2011               $11.28       $10.59        327,994

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.90         42,593
   01/01/2004 to 12/31/2004               $11.90       $12.53        904,128
   01/01/2005 to 12/31/2005               $12.53       $12.42      1,672,137
   01/01/2006 to 12/31/2006               $12.42       $13.37      1,365,237
   01/01/2007 to 12/31/2007               $13.37       $13.90      1,124,709
   01/01/2008 to 12/31/2008               $13.90       $10.45        916,727
   01/01/2009 to 12/31/2009               $10.45       $13.79        905,623
   01/01/2010 to 12/31/2010               $13.79       $15.33        647,711
   01/01/2011 to 12/31/2011               $15.33       $16.55        486,011

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.28        215,988
   01/01/2004 to 12/31/2004               $12.28       $13.92      3,136,818
   01/01/2005 to 12/31/2005               $13.92       $14.58      4,378,768
   01/01/2006 to 12/31/2006               $14.58       $15.32      3,475,065
   01/01/2007 to 12/31/2007               $15.32       $17.26      3,049,331
   01/01/2008 to 12/31/2008               $17.26       $ 9.53      2,645,237
   01/01/2009 to 12/31/2009               $ 9.53       $12.12      2,318,468
   01/01/2010 to 12/31/2010               $12.12       $14.22      1,843,523
   01/01/2011 to 12/31/2011               $14.22       $13.81      1,221,768

AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.40         18,900
   01/01/2004 to 12/31/2004               $11.40       $12.37        304,760
   01/01/2005 to 12/31/2005               $12.37       $12.89        553,234
   01/01/2006 to 12/31/2006               $12.89       $13.85        418,858
   01/01/2007 to 12/31/2007               $13.85       $15.62        401,782
   01/01/2008 to 12/31/2008               $15.62       $ 9.75        381,401
   01/01/2009 to 12/31/2009               $ 9.75       $11.88        476,807
   01/01/2010 to 12/31/2010               $11.88       $13.13        349,620
   01/01/2011 to 12/31/2011               $13.13       $12.79        256,619

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $15.11       $15.61         156,240
   01/01/2006 to 12/31/2006               $15.61       $17.48         128,923
   01/01/2007 to 12/31/2007               $17.48       $17.60         135,453
   01/01/2008 to 12/31/2008               $17.60       $10.67         157,691
   01/01/2009 to 12/31/2009               $10.67       $14.52         148,090
   01/01/2010 to 12/31/2010               $14.52       $17.59         115,520
   01/01/2011 to 12/31/2011               $17.59       $16.65          81,600

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 9.85          81,304
   01/01/2004 to 12/31/2004               $ 9.85       $ 9.73       1,312,018
   01/01/2005 to 12/31/2005               $ 9.73       $ 9.80       2,581,452
   01/01/2006 to 12/31/2006               $ 9.80       $10.04       1,916,776
   01/01/2007 to 12/31/2007               $10.04       $10.33       4,181,059
   01/01/2008 to 12/31/2008               $10.33       $10.37      11,771,343
   01/01/2009 to 12/31/2009               $10.37       $10.19       5,146,624
   01/01/2010 to 12/31/2010               $10.19       $ 9.99       2,539,883
   01/01/2011 to 12/31/2011               $ 9.99       $ 9.79       2,629,487

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.33          87,253
   01/01/2004 to 12/31/2004               $13.33       $16.04         937,314
   01/01/2005 to 12/31/2005               $16.04       $17.62       1,232,726
   01/01/2006 to 12/31/2006               $17.62       $19.12         959,021
   01/01/2007 to 12/31/2007               $19.12       $19.33         859,161
   01/01/2008 to 12/31/2008               $19.33       $10.94         649,182
   01/01/2009 to 12/31/2009               $10.94       $15.08         559,513
   01/01/2010 to 12/31/2010               $15.08       $18.24         452,422
   01/01/2011 to 12/31/2011               $18.24       $17.43         306,085

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.98       $15.40         330,873
   01/01/2006 to 12/31/2006               $15.40       $17.21         308,969
   01/01/2007 to 12/31/2007               $17.21       $20.61         409,243
   01/01/2008 to 12/31/2008               $20.61       $11.47         217,294
   01/01/2009 to 12/31/2009               $11.47       $14.59         237,239
   01/01/2010 to 12/31/2010               $14.59       $18.40         222,681
   01/01/2011 to 12/31/2011               $18.40       $18.34         164,934

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $14.05           1,850
   01/01/2004 to 12/31/2004               $14.05       $15.07          56,414
   01/01/2005 to 12/31/2005               $15.07       $14.82          76,370
   01/01/2006 to 12/31/2006               $14.82       $15.65          81,269
   01/01/2007 to 12/31/2007               $15.65       $18.20         105,233
   01/01/2008 to 12/31/2008               $18.20       $10.25          51,866
   01/01/2009 to 12/31/2009               $10.25       $12.31          56,130
   01/01/2010 to 12/31/2010               $12.31       $14.51          50,066
   01/01/2011 to 04/29/2011               $14.51       $16.26               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.21         36,640
   01/01/2004 to 12/31/2004               $10.21       $10.21      2,764,809
   01/01/2005 to 12/31/2005               $10.21       $10.17      4,545,782
   01/01/2006 to 12/31/2006               $10.17       $10.35      3,593,391
   01/01/2007 to 12/31/2007               $10.35       $10.83      3,257,914
   01/01/2008 to 12/31/2008               $10.83       $10.73      3,023,480
   01/01/2009 to 12/31/2009               $10.73       $11.59      3,232,705
   01/01/2010 to 12/31/2010               $11.59       $11.80      2,405,356
   01/01/2011 to 12/31/2011               $11.80       $11.83      1,638,831

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.49        378,676
   01/01/2004 to 12/31/2004               $10.49       $10.79      3,495,678
   01/01/2005 to 12/31/2005               $10.79       $10.84      2,236,621
   01/01/2006 to 12/31/2006               $10.84       $11.02      2,081,850
   01/01/2007 to 12/31/2007               $11.02       $11.70      2,256,466
   01/01/2008 to 12/31/2008               $11.70       $11.21      2,546,124
   01/01/2009 to 12/31/2009               $11.21       $12.80      3,707,147
   01/01/2010 to 12/31/2010               $12.80       $13.51      3,188,128
   01/01/2011 to 12/31/2011               $13.51       $13.66      2,557,267

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03          5,527
   01/01/2006 to 12/31/2006               $10.03       $10.62        632,804
   01/01/2007 to 12/31/2007               $10.62       $11.31      1,601,195
   01/01/2008 to 12/31/2008               $11.31       $ 8.92      5,838,176
   01/01/2009 to 12/31/2009               $ 8.92       $10.50      7,871,784
   01/01/2010 to 12/31/2010               $10.50       $11.38      6,131,743
   01/01/2011 to 12/31/2011               $11.38       $11.26      5,324,940

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.49          9,676
   01/01/2004 to 12/31/2004               $13.49       $12.30        113,913
   01/01/2005 to 12/31/2005               $12.30       $12.23        105,281
   01/01/2006 to 12/31/2006               $12.23       $13.50        116,763
   01/01/2007 to 12/31/2007               $13.50       $14.18        168,599
   01/01/2008 to 12/31/2008               $14.18       $ 9.03        254,074
   01/01/2009 to 12/31/2009               $ 9.03       $11.85        247,591
   01/01/2010 to 12/31/2010               $11.85       $15.84        277,723
   01/01/2011 to 12/31/2011               $15.84       $15.37        121,709

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.41        100,155
   01/01/2004 to 12/31/2004               $13.41       $15.31      1,007,926
   01/01/2005 to 12/31/2005               $15.31       $16.00      1,367,353
   01/01/2006 to 12/31/2006               $16.00       $18.82      1,007,185
   01/01/2007 to 12/31/2007               $18.82       $17.41        986,053
   01/01/2008 to 12/31/2008               $17.41       $11.99        987,703
   01/01/2009 to 12/31/2009               $11.99       $14.92        848,941
   01/01/2010 to 12/31/2010               $14.92       $18.43        606,356
   01/01/2011 to 12/31/2011               $18.43       $16.98        406,275

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.67         11,518
   01/01/2004 to 12/31/2004               $12.67       $14.15        220,419
   01/01/2005 to 12/31/2005               $14.15       $14.63        256,526
   01/01/2006 to 12/31/2006               $14.63       $17.40        446,357
   01/01/2007 to 12/31/2007               $17.40       $16.44        422,432
   01/01/2008 to 12/31/2008               $16.44       $ 9.36        354,139
   01/01/2009 to 12/31/2009               $ 9.36       $11.36        348,461
   01/01/2010 to 12/31/2010               $11.36       $12.61        297,828
   01/01/2011 to 12/31/2011               $12.61       $12.15        247,265

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.40         24,361
   01/01/2004 to 12/31/2004               $11.40       $12.14        712,411
   01/01/2005 to 12/31/2005               $12.14       $11.37      1,035,774
   01/01/2006 to 12/31/2006               $11.37       $11.84        798,214
   01/01/2007 to 12/31/2007               $11.84       $12.72        851,066
   01/01/2008 to 12/31/2008               $12.72       $12.16        694,965
   01/01/2009 to 12/31/2009               $12.16       $13.36        671,737
   01/01/2010 to 12/31/2010               $13.36       $13.85        570,160
   01/01/2011 to 12/31/2011               $13.85       $14.13        482,840

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.32          2,206
   01/01/2004 to 12/31/2004               $11.32       $11.73         84,417
   01/01/2005 to 12/31/2005               $11.73       $13.39        179,577
   01/01/2006 to 12/31/2006               $13.39       $13.86        424,274
   01/01/2007 to 12/31/2007               $13.86       $14.70        670,101
   01/01/2008 to 12/31/2008               $14.70       $ 8.56        829,518
   01/01/2009 to 12/31/2009               $ 8.56       $12.87        803,341
   01/01/2010 to 12/31/2010               $12.87       $14.61        682,794
   01/01/2011 to 12/31/2011               $14.61       $14.07        500,066

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.98        207,560
   01/01/2008 to 12/31/2008               $ 9.98       $ 9.27        788,143
   01/01/2009 to 12/31/2009               $ 9.27       $10.14        753,947
   01/01/2010 to 12/31/2010               $10.14       $10.71        651,819
   01/01/2011 to 12/31/2011               $10.71       $11.13        602,850

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $10.45           827
   01/01/2004 to 12/31/2004               $10.45       $12.21        32,858
   01/01/2005 to 12/31/2005               $12.21       $13.88       164,045
   01/01/2006 to 12/31/2006               $13.88       $16.75       160,932
   01/01/2007 to 12/31/2007               $16.75       $18.88       219,534
   01/01/2008 to 12/31/2008               $18.88       $10.82       146,290
   01/01/2009 to 12/31/2009               $10.82       $12.30       139,726
   01/01/2010 to 07/16/2010               $12.30       $11.66             0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.19           283
   01/01/2004 to 12/31/2004               $13.19       $13.86        31,153
   01/01/2005 to 12/31/2005               $13.86       $14.10        31,596
   01/01/2006 to 12/31/2006               $14.10       $14.65        15,185
   01/01/2007 to 12/31/2007               $14.65       $16.08        15,093
   01/01/2008 to 12/31/2008               $16.08       $11.47        26,469
   01/01/2009 to 12/31/2009               $11.47       $16.18        38,725
   01/01/2010 to 07/16/2010               $16.18       $15.09             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.68       $14.09       111,815
   01/01/2011 to 12/31/2011               $14.09       $12.05        75,328

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $15.09       $19.00        20,242
   01/01/2011 to 12/31/2011               $19.00       $17.62        29,311


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (2.05%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.22      3,365,059
   01/01/2010 to 12/31/2010               $12.22       $13.40      5,268,356
   01/01/2011 to 12/31/2011               $13.40       $12.78      4,442,063
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.08       $12.46        191,964
   01/01/2010 to 12/31/2010               $12.46       $13.90        262,897
   01/01/2011 to 12/31/2011               $13.90       $14.10        199,823

AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.04      4,105,360
   01/01/2010 to 12/31/2010               $12.04       $13.25      6,540,463
   01/01/2011 to 12/31/2011               $13.25       $12.82      5,259,707

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.76        119,144
   01/01/2010 to 12/31/2010               $12.76       $14.05        170,995
   01/01/2011 to 12/31/2011               $14.05       $13.70        142,576

AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009               $ 9.96       $ 9.99              0
   01/01/2010 to 12/31/2010               $ 9.99       $10.70              0
   01/01/2011 to 12/31/2011               $10.70       $11.16              0

AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009               $ 9.94       $ 9.61             47
   01/01/2010 to 12/31/2010               $ 9.61       $10.41            440
   01/01/2011 to 12/31/2011               $10.41       $11.18            512

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.74              0
   01/01/2011 to 12/31/2011               $10.74       $11.72              0

AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009               $ 9.92       $ 9.68              0
   01/01/2010 to 12/31/2010               $ 9.68       $10.54              0
   01/01/2011 to 12/31/2011               $10.54       $11.72              0

AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009               $ 9.91       $ 9.58              0
   01/01/2010 to 12/31/2010               $ 9.58       $10.45              0
   01/01/2011 to 12/31/2011               $10.45       $11.87              0

AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009               $ 9.88       $ 9.25              0
   01/01/2010 to 12/31/2010               $ 9.25       $10.14              0
   01/01/2011 to 12/31/2011               $10.14       $11.78              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.98              0
   01/01/2011 to 12/31/2011               $10.98       $12.94              0

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.99              0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.04       $12.31      3,569,333
   01/01/2010 to 12/31/2010               $12.31       $13.67      4,979,410
   01/01/2011 to 12/31/2011               $13.67       $13.07      3,397,925

AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.61       $14.51         72,498
   01/01/2010 to 12/31/2010               $14.51       $18.29        140,193
   01/01/2011 to 12/31/2011               $18.29       $19.10        108,337

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.99        103,365
   01/01/2010 to 12/31/2010               $12.99       $16.86        159,307
   01/01/2011 to 12/31/2011               $16.86       $14.35        162,590

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $12.21        151,621
   01/01/2010 to 12/31/2010               $12.21       $13.50        217,261
   01/01/2011 to 12/31/2011               $13.50       $12.49        168,738

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $13.49        286,175
   01/01/2010 to 12/31/2010               $13.49       $15.83        479,051
   01/01/2011 to 12/31/2011               $15.83       $15.04        315,046

AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.14       $13.27        114,610
   01/01/2010 to 12/31/2010               $13.27       $14.89        190,802
   01/01/2011 to 12/31/2011               $14.89       $12.70        126,232

AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $13.10         88,177
   01/01/2010 to 12/31/2010               $13.10       $14.26        144,510
   01/01/2011 to 12/31/2011               $14.26       $12.21        113,957

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $10.85             646
   01/01/2010 to 12/31/2010               $10.85       $11.77          41,606
   01/01/2011 to 12/31/2011               $11.77       $12.97      14,508,528

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.59         177,474
   01/01/2010 to 12/31/2010               $13.59       $14.27         327,702
   01/01/2011 to 12/31/2011               $14.27       $12.70         244,121

AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $12.73          35,867
   01/01/2010 to 12/31/2010               $12.73       $14.12          62,582
   01/01/2011 to 12/31/2011               $14.12       $13.25          48,285

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.09         114,616
   01/01/2010 to 12/31/2010               $12.09       $13.43         148,549
   01/01/2011 to 12/31/2011               $13.43       $14.49         269,475

AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $12.72         159,504
   01/01/2010 to 12/31/2010               $12.72       $14.92         248,348
   01/01/2011 to 12/31/2011               $14.92       $14.48         196,229

AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.15         116,402
   01/01/2010 to 12/31/2010               $12.15       $13.43         164,734
   01/01/2011 to 12/31/2011               $13.43       $13.07         109,155

AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.23          57,715
   01/01/2010 to 12/31/2010               $13.23       $16.02         128,363
   01/01/2011 to 12/31/2011               $16.02       $15.15          87,454

AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009               $10.00       $ 9.87         766,665
   01/01/2010 to 12/31/2010               $ 9.87       $ 9.67       1,224,819
   01/01/2011 to 12/31/2011               $ 9.67       $ 9.47       1,340,106

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.72         103,062
   01/01/2010 to 12/31/2010               $13.72       $16.59         159,478
   01/01/2011 to 12/31/2011               $16.59       $15.84         101,521

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.37         87,413
   01/01/2010 to 12/31/2010               $12.37       $15.59        153,346
   01/01/2011 to 12/31/2011               $15.59       $15.52        129,404

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.93       $12.07         48,893
   01/01/2010 to 12/31/2010               $12.07       $14.22        111,789
   01/01/2011 to 04/29/2011               $14.22       $15.93              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.48        240,395
   01/01/2010 to 12/31/2010               $10.48       $10.67        445,435
   01/01/2011 to 12/31/2011               $10.67       $10.69        516,157

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $11.05      2,760,749
   01/01/2010 to 12/31/2010               $11.05       $11.66      4,831,426
   01/01/2011 to 12/31/2011               $11.66       $11.79      3,763,460

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.61      3,978,257
   01/01/2010 to 12/31/2010               $11.61       $12.57      5,926,854
   01/01/2011 to 12/31/2011               $12.57       $12.44      5,416,351

AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $13.14         76,927
   01/01/2010 to 12/31/2010               $13.14       $17.55        200,848
   01/01/2011 to 12/31/2011               $17.55       $17.03         93,921

AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.94         86,498
   01/01/2010 to 12/31/2010               $12.94       $15.97        123,286
   01/01/2011 to 12/31/2011               $15.97       $14.71         78,005

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.91         78,869
   01/01/2010 to 12/31/2010               $12.91       $14.32        144,391
   01/01/2011 to 12/31/2011               $14.32       $13.79        100,188

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.11        235,256
   01/01/2010 to 12/31/2010               $11.11       $11.50        329,128
   01/01/2011 to 12/31/2011               $11.50       $11.73        303,906

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.16       352,417
   01/01/2010 to 12/31/2010               $13.16       $14.93       560,108
   01/01/2011 to 12/31/2011               $14.93       $14.38       391,513

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.76       447,678
   01/01/2010 to 12/31/2010               $10.76       $11.36       892,152
   01/01/2011 to 12/31/2011               $11.36       $11.80       821,274

EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009               $10.05       $12.74        15,269
   01/01/2010 to 07/16/2010               $12.74       $12.08             0

EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009               $ 9.89       $12.84         7,056
   01/01/2010 to 07/16/2010               $12.84       $11.97             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $12.09       $14.59        20,042
   01/01/2011 to 12/31/2011               $14.59       $12.46        18,690

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.97       $15.07         7,752
   01/01/2011 to 12/31/2011               $15.07       $13.97         7,751


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH ANY TWO OF GRO PLUS, EBP OR HAV OR WITH ANY ONE
                          OF COMBO 5% OR HDV (2.15%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01       1,490,936
   01/01/2006 to 12/31/2006               $10.01       $10.95       8,182,830
   01/01/2007 to 12/31/2007               $10.95       $11.70      12,516,386
   01/01/2008 to 12/31/2008               $11.70       $ 7.81       7,417,897
   01/01/2009 to 12/31/2009               $ 7.81       $ 9.50      11,207,973
   01/01/2010 to 12/31/2010               $ 9.50       $10.41      10,629,323
   01/01/2011 to 12/31/2011               $10.41       $ 9.91       8,503,821

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.95       $14.06         407,960
   01/01/2006 to 12/31/2006               $14.06       $16.07         566,185
   01/01/2007 to 12/31/2007               $16.07       $15.71         607,322
   01/01/2008 to 12/31/2008               $15.71       $10.03         184,950
   01/01/2009 to 12/31/2009               $10.03       $11.56         381,797
   01/01/2010 to 12/31/2010               $11.56       $12.88         429,126
   01/01/2011 to 12/31/2011               $12.88       $13.05         278,392

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02          69,241
   01/01/2006 to 12/31/2006               $10.02       $10.84       1,751,149
   01/01/2007 to 12/31/2007               $10.84       $11.57       3,475,993
   01/01/2008 to 12/31/2008               $11.57       $ 8.07       4,130,990
   01/01/2009 to 12/31/2009               $ 8.07       $ 9.74       7,745,284
   01/01/2010 to 12/31/2010               $ 9.74       $10.70       7,266,419
   01/01/2011 to 12/31/2011               $10.70       $10.35       5,714,960

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.57       $15.28         532,089
   01/01/2006 to 12/31/2006               $15.28       $18.21         795,655
   01/01/2007 to 12/31/2007               $18.21       $18.02         726,094
   01/01/2008 to 12/31/2008               $18.02       $11.06         329,004
   01/01/2009 to 12/31/2009               $11.06       $12.79         374,919
   01/01/2010 to 12/31/2010               $12.79       $14.08         310,453
   01/01/2011 to 12/31/2011               $14.08       $13.71         284,321

AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009              $ 9.96       $ 9.98               0
   01/01/2010 to 12/31/2010               $ 9.98       $10.69               0
   01/01/2011 to 12/31/2011               $10.69       $11.13               0

AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009              $ 9.94       $ 9.60               0
   01/01/2010 to 12/31/2010               $ 9.60       $10.39             159
   01/01/2011 to 12/31/2011               $10.39       $11.15           1,267

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.72              11
   01/01/2011 to 12/31/2011               $10.72       $11.69               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009              $ 9.92       $ 9.67               0
   01/01/2010 to 12/31/2010               $ 9.67       $10.52               0
   01/01/2011 to 12/31/2011               $10.52       $11.69           2,152

AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009              $ 9.91       $ 9.57               0
   01/01/2010 to 12/31/2010               $ 9.57       $10.43               0
   01/01/2011 to 12/31/2011               $10.43       $11.83               0

AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009              $ 9.88       $ 9.25               0
   01/01/2010 to 12/31/2010               $ 9.25       $10.12           1,606
   01/01/2011 to 12/31/2011               $10.12       $11.75               0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.97               0
   01/01/2011 to 12/31/2011               $10.97       $12.91           8,594

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.98          38,785

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00         699,752
   01/01/2006 to 12/31/2006               $10.00       $11.13      11,111,597
   01/01/2007 to 12/31/2007               $11.13       $11.95      17,220,372
   01/01/2008 to 12/31/2008               $11.95       $ 7.60       9,823,555
   01/01/2009 to 12/31/2009               $ 7.60       $ 9.33      15,163,970
   01/01/2010 to 12/31/2010               $ 9.33       $10.35      13,739,380
   01/01/2011 to 12/31/2011               $10.35       $ 9.88      10,350,363

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $19.99       $21.06         634,076
   01/01/2006 to 12/31/2006               $21.06       $28.17         782,064
   01/01/2007 to 12/31/2007               $28.17       $22.07         553,831
   01/01/2008 to 12/31/2008               $22.07       $14.02         141,679
   01/01/2009 to 12/31/2009               $14.02       $18.10         306,725
   01/01/2010 to 12/31/2010               $18.10       $22.80         288,481
   01/01/2011 to 12/31/2011               $22.80       $23.78         193,734

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.86           4,107
   01/01/2003 to 12/31/2003               $ 9.86       $16.35         362,906
   01/01/2004 to 12/31/2004               $16.35       $19.69         808,007
   01/01/2005 to 12/31/2005               $19.69       $21.08       1,270,136
   01/01/2006 to 12/31/2006               $21.08       $23.30       1,083,684
   01/01/2007 to 12/31/2007               $23.30       $25.35       1,044,299
   01/01/2008 to 12/31/2008               $25.35       $13.87         426,639
   01/01/2009 to 12/31/2009               $13.87       $18.00         521,277
   01/01/2010 to 12/31/2010               $18.00       $23.35         423,460
   01/01/2011 to 12/31/2011               $23.35       $19.85         324,222

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.83          6,100
   01/01/2003 to 12/31/2003               $ 9.83       $12.74      2,029,598
   01/01/2004 to 12/31/2004               $12.74       $13.83      4,694,207
   01/01/2005 to 12/31/2005               $13.83       $14.18      7,461,229
   01/01/2006 to 12/31/2006               $14.18       $16.28      5,511,714
   01/01/2007 to 12/31/2007               $16.28       $16.74      4,716,388
   01/01/2008 to 12/31/2008               $16.74       $ 9.72      1,869,770
   01/01/2009 to 12/31/2009               $ 9.72       $11.33      2,664,194
   01/01/2010 to 12/31/2010               $11.33       $12.52      2,372,948
   01/01/2011 to 12/31/2011               $12.52       $11.57      1,666,771

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.87          2,488
   01/01/2003 to 12/31/2003               $ 9.87       $12.71        365,115
   01/01/2004 to 12/31/2004               $12.71       $14.47        994,493
   01/01/2005 to 12/31/2005               $14.47       $14.84      1,394,969
   01/01/2006 to 12/31/2006               $14.84       $15.43      1,131,414
   01/01/2007 to 12/31/2007               $15.43       $18.02        957,378
   01/01/2008 to 12/31/2008               $18.02       $10.44        319,518
   01/01/2009 to 12/31/2009               $10.44       $16.04        607,802
   01/01/2010 to 12/31/2010               $16.04       $18.81        557,731
   01/01/2011 to 12/31/2011               $18.81       $17.86        342,929

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.71          5,178
   01/01/2003 to 12/31/2003               $ 9.71       $13.32      1,009,679
   01/01/2004 to 12/31/2004               $13.32       $15.13      2,722,552
   01/01/2005 to 12/31/2005               $15.13       $17.26      3,615,924
   01/01/2006 to 12/31/2006               $17.26       $20.43      2,835,178
   01/01/2007 to 12/31/2007               $20.43       $23.80      2,518,402
   01/01/2008 to 12/31/2008               $23.80       $11.59      1,096,351
   01/01/2009 to 12/31/2009               $11.59       $15.34      1,343,040
   01/01/2010 to 12/31/2010               $15.34       $17.19      1,165,465
   01/01/2011 to 12/31/2011               $17.19       $14.65        805,165

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.82          24,374
   01/01/2004 to 12/31/2004               $12.82       $15.19         119,845
   01/01/2005 to 12/31/2005               $15.19       $16.90         223,826
   01/01/2006 to 12/31/2006               $16.90       $21.08         537,213
   01/01/2007 to 12/31/2007               $21.08       $24.30         807,650
   01/01/2008 to 12/31/2008               $24.30       $13.31         324,862
   01/01/2009 to 12/31/2009               $13.31       $17.00         489,840
   01/01/2010 to 12/31/2010               $17.00       $18.48         430,398
   01/01/2011 to 12/31/2011               $18.48       $15.81         259,005

AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008              $10.00       $10.68      13,968,463
   01/01/2009 to 12/31/2009               $10.68       $11.63       5,281,251
   01/01/2010 to 12/31/2010               $11.63       $12.61       2,953,841
   01/01/2011 to 12/31/2011               $12.61       $13.88      10,354,266

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.95           6,047
   01/01/2003 to 12/31/2003               $ 9.95       $12.72         141,470
   01/01/2004 to 12/31/2004               $12.72       $14.57         284,319
   01/01/2005 to 12/31/2005               $14.57       $15.83         560,887
   01/01/2006 to 12/31/2006               $15.83       $19.02         843,155
   01/01/2007 to 12/31/2007               $19.02       $20.37         924,920
   01/01/2008 to 12/31/2008               $20.37       $11.68         239,108
   01/01/2009 to 12/31/2009               $11.68       $15.53         435,574
   01/01/2010 to 12/31/2010               $15.53       $16.29         350,543
   01/01/2011 to 12/31/2011               $16.29       $14.48         217,032

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.90           5,934
   01/01/2003 to 12/31/2003               $ 9.90       $11.61          90,092
   01/01/2004 to 12/31/2004               $11.61       $13.12         198,898
   01/01/2005 to 12/31/2005               $13.12       $13.67         661,210
   01/01/2006 to 12/31/2006               $13.67       $15.84         854,051
   01/01/2007 to 12/31/2007               $15.84       $15.04         868,038
   01/01/2008 to 12/31/2008               $15.04       $ 8.61         559,310
   01/01/2009 to 12/31/2009               $ 8.61       $10.06         809,232
   01/01/2010 to 12/31/2010               $10.06       $11.14         664,968
   01/01/2011 to 12/31/2011               $11.14       $10.44         452,521

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.23           7,474
   01/01/2003 to 12/31/2003               $10.23       $11.88         624,019
   01/01/2004 to 12/31/2004               $11.88       $12.49       1,314,641
   01/01/2005 to 12/31/2005               $12.49       $12.36       2,372,398
   01/01/2006 to 12/31/2006               $12.36       $13.29       2,027,743
   01/01/2007 to 12/31/2007               $13.29       $13.79       1,831,257
   01/01/2008 to 12/31/2008               $13.79       $10.36         651,707
   01/01/2009 to 12/31/2009               $10.36       $13.64         996,731
   01/01/2010 to 12/31/2010               $13.64       $15.14         854,023
   01/01/2011 to 12/31/2011               $15.14       $16.32         787,437

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.51          30,465
   01/01/2003 to 12/31/2003               $ 9.51       $12.26       2,031,583
   01/01/2004 to 12/31/2004               $12.26       $13.88       4,692,895
   01/01/2005 to 12/31/2005               $13.88       $14.51       7,428,912
   01/01/2006 to 12/31/2006               $14.51       $15.22       6,494,429
   01/01/2007 to 12/31/2007               $15.22       $17.12       5,835,660
   01/01/2008 to 12/31/2008               $17.12       $ 9.44       2,340,994
   01/01/2009 to 12/31/2009               $ 9.44       $11.99       3,090,079
   01/01/2010 to 12/31/2010               $11.99       $14.05       2,616,084
   01/01/2011 to 12/31/2011               $14.05       $13.62       1,771,437

AST MFS GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.46           2,437
   01/01/2003 to 12/31/2003               $ 9.46       $11.38         207,063
   01/01/2004 to 12/31/2004               $11.38       $12.33         442,758
   01/01/2005 to 12/31/2005               $12.33       $12.82         826,301
   01/01/2006 to 12/31/2006               $12.82       $13.76         654,691
   01/01/2007 to 12/31/2007               $13.76       $15.50         587,845
   01/01/2008 to 12/31/2008               $15.50       $ 9.66         309,485
   01/01/2009 to 12/31/2009               $ 9.66       $11.75         473,501
   01/01/2010 to 12/31/2010               $11.75       $12.97         467,321
   01/01/2011 to 12/31/2011               $12.97       $12.61         363,909

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $15.06       $15.54         260,885
   01/01/2006 to 12/31/2006               $15.54       $17.37         270,834
   01/01/2007 to 12/31/2007               $17.37       $17.46         349,290
   01/01/2008 to 12/31/2008               $17.46       $10.57         188,007
   01/01/2009 to 12/31/2009               $10.57       $14.37         185,529
   01/01/2010 to 12/31/2010               $14.37       $17.38         200,372
   01/01/2011 to 12/31/2011               $17.38       $16.42         140,968

AST MONEY MARKET PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.99          70,899
   01/01/2003 to 12/31/2003               $ 9.99       $ 9.83       1,118,618
   01/01/2004 to 12/31/2004               $ 9.83       $ 9.70       1,742,703
   01/01/2005 to 12/31/2005               $ 9.70       $ 9.75       2,932,409
   01/01/2006 to 12/31/2006               $ 9.75       $ 9.98       5,452,746
   01/01/2007 to 12/31/2007               $ 9.98       $10.24       6,373,608
   01/01/2008 to 12/31/2008               $10.24       $10.28       7,140,857
   01/01/2009 to 12/31/2009               $10.28       $10.08      12,146,856
   01/01/2010 to 12/31/2010               $10.08       $ 9.87       6,882,027
   01/01/2011 to 12/31/2011               $ 9.87       $ 9.66       5,117,204

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.97         10,745
   01/01/2003 to 12/31/2003               $ 9.97       $13.31        610,598
   01/01/2004 to 12/31/2004               $13.31       $15.99      1,457,788
   01/01/2005 to 12/31/2005               $15.99       $17.54      2,280,095
   01/01/2006 to 12/31/2006               $17.54       $19.00      1,954,267
   01/01/2007 to 12/31/2007               $19.00       $19.18      1,856,062
   01/01/2008 to 12/31/2008               $19.18       $10.84        615,887
   01/01/2009 to 12/31/2009               $10.84       $14.92        838,895
   01/01/2010 to 12/31/2010               $14.92       $18.02        700,594
   01/01/2011 to 12/31/2011               $18.02       $17.19        464,573

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.93       $15.32        759,608
   01/01/2006 to 12/31/2006               $15.32       $17.10        780,759
   01/01/2007 to 12/31/2007               $17.10       $20.45      1,109,272
   01/01/2008 to 12/31/2008               $20.45       $11.37        304,442
   01/01/2009 to 12/31/2009               $11.37       $14.44        376,081
   01/01/2010 to 12/31/2010               $14.44       $18.18        362,937
   01/01/2011 to 12/31/2011               $18.18       $18.09        240,513

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.71          1,728
   01/01/2003 to 12/31/2003               $ 9.71       $14.02         89,708
   01/01/2004 to 12/31/2004               $14.02       $15.02        192,105
   01/01/2005 to 12/31/2005               $15.02       $14.75        154,506
   01/01/2006 to 12/31/2006               $14.75       $15.55        141,498
   01/01/2007 to 12/31/2007               $15.55       $18.06        150,199
   01/01/2008 to 12/31/2008               $18.06       $10.16         53,502
   01/01/2009 to 12/31/2009               $10.16       $12.18         96,674
   01/01/2010 to 12/31/2010               $12.18       $14.33        103,481
   01/01/2011 to 04/29/2011               $14.33       $16.05              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.08         80,547
   01/01/2003 to 12/31/2003               $10.08       $10.19        636,860
   01/01/2004 to 12/31/2004               $10.19       $10.17      2,785,690
   01/01/2005 to 12/31/2005               $10.17       $10.12      5,697,191
   01/01/2006 to 12/31/2006               $10.12       $10.28      4,979,340
   01/01/2007 to 12/31/2007               $10.28       $10.74      4,520,572
   01/01/2008 to 12/31/2008               $10.74       $10.63      1,783,570
   01/01/2009 to 12/31/2009               $10.63       $11.46      2,582,749
   01/01/2010 to 12/31/2010               $11.46       $11.65      2,352,178
   01/01/2011 to 12/31/2011               $11.65       $11.66      1,787,948

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.17         36,236
   01/01/2003 to 12/31/2003               $10.17       $10.48      2,192,336
   01/01/2004 to 12/31/2004               $10.48       $10.76      4,319,279
   01/01/2005 to 12/31/2005               $10.76       $10.79      2,552,299
   01/01/2006 to 12/31/2006               $10.79       $10.96      3,071,632
   01/01/2007 to 12/31/2007               $10.96       $11.61      3,499,433
   01/01/2008 to 12/31/2008               $11.61       $11.10      2,161,056
   01/01/2009 to 12/31/2009               $11.10       $12.66      5,204,934
   01/01/2010 to 12/31/2010               $12.66       $13.34      5,710,336
   01/01/2011 to 12/31/2011               $13.34       $13.47      4,089,867

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03          3,929
   01/01/2006 to 12/31/2006               $10.03       $10.60        488,478
   01/01/2007 to 12/31/2007               $10.60       $11.27      1,460,928
   01/01/2008 to 12/31/2008               $11.27       $ 8.88      4,479,321
   01/01/2009 to 12/31/2009               $ 8.88       $10.43      6,348,245
   01/01/2010 to 12/31/2010               $10.43       $11.29      6,327,981
   01/01/2011 to 12/31/2011               $11.29       $11.16      5,779,801

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.47          6,595
   01/01/2003 to 12/31/2003               $ 9.47       $13.46        138,936
   01/01/2004 to 12/31/2004               $13.46       $12.26        136,313
   01/01/2005 to 12/31/2005               $12.26       $12.18        174,641
   01/01/2006 to 12/31/2006               $12.18       $13.42        211,329
   01/01/2007 to 12/31/2007               $13.42       $14.07        241,375
   01/01/2008 to 12/31/2008               $14.07       $ 8.95        135,744
   01/01/2009 to 12/31/2009               $ 8.95       $11.72        186,730
   01/01/2010 to 12/31/2010               $11.72       $15.65        264,893
   01/01/2011 to 12/31/2011               $15.65       $15.16        182,093

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.08         17,411
   01/01/2003 to 12/31/2003               $10.08       $13.39        767,455
   01/01/2004 to 12/31/2004               $13.39       $15.26      1,690,870
   01/01/2005 to 12/31/2005               $15.26       $15.92      2,449,573
   01/01/2006 to 12/31/2006               $15.92       $18.70      2,168,862
   01/01/2007 to 12/31/2007               $18.70       $17.27      2,048,735
   01/01/2008 to 12/31/2008               $17.27       $11.88        759,534
   01/01/2009 to 12/31/2009               $11.88       $14.76      1,180,211
   01/01/2010 to 12/31/2010               $14.76       $18.20        935,910
   01/01/2011 to 12/31/2011               $18.20       $16.74        565,384

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.08         30,510
   01/01/2003 to 12/31/2003               $10.08       $12.65        328,567
   01/01/2004 to 12/31/2004               $12.65       $14.10        534,389
   01/01/2005 to 12/31/2005               $14.10       $14.56        620,110
   01/01/2006 to 12/31/2006               $14.56       $17.29      1,007,854
   01/01/2007 to 12/31/2007               $17.29       $16.31        860,043
   01/01/2008 to 12/31/2008               $16.31       $ 9.28        436,312
   01/01/2009 to 12/31/2009               $ 9.28       $11.24        636,029
   01/01/2010 to 12/31/2010               $11.24       $12.45        555,205
   01/01/2011 to 12/31/2011               $12.45       $11.99        397,607

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $10.31          3,700
   01/01/2003 to 12/31/2003               $10.31       $11.38        279,110
   01/01/2004 to 12/31/2004               $11.38       $12.10      1,195,848
   01/01/2005 to 12/31/2005               $12.10       $11.31      1,956,698
   01/01/2006 to 12/31/2006               $11.31       $11.76      1,805,420
   01/01/2007 to 12/31/2007               $11.76       $12.62      1,846,832
   01/01/2008 to 12/31/2008               $12.62       $12.05        593,325
   01/01/2009 to 12/31/2009               $12.05       $13.22        931,833
   01/01/2010 to 12/31/2010               $13.22       $13.67        877,297
   01/01/2011 to 12/31/2011               $13.67       $13.93        616,898

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002                   --       $ 9.34          3,975
   01/01/2003 to 12/31/2003               $ 9.34       $11.30        114,477
   01/01/2004 to 12/31/2004               $11.30       $11.70        297,369
   01/01/2005 to 12/31/2005               $11.70       $13.32        386,908
   01/01/2006 to 12/31/2006               $13.32       $13.77        579,236
   01/01/2007 to 12/31/2007               $13.77       $14.59      1,005,218
   01/01/2008 to 12/31/2008               $14.59       $ 8.48        588,798
   01/01/2009 to 12/31/2009               $ 8.48       $12.73        837,581
   01/01/2010 to 12/31/2010               $12.73       $14.43        711,463
   01/01/2011 to 12/31/2011               $14.43       $13.88        598,916

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        154,738
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.25        483,723
   01/01/2009 to 12/31/2009               $ 9.25       $10.10      1,027,692
   01/01/2010 to 12/31/2010               $10.10       $10.66        827,868
   01/01/2011 to 12/31/2011               $10.66       $11.06        856,005

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $12.74          6,492
   01/01/2004 to 12/31/2004               $12.74       $14.86         67,201
   01/01/2005 to 12/31/2005               $14.86       $16.87        182,612
   01/01/2006 to 12/31/2006               $16.87       $20.33        239,474
   01/01/2007 to 12/31/2007               $20.33       $22.88        290,951
   01/01/2008 to 12/31/2008               $22.88       $13.10        129,942
   01/01/2009 to 12/31/2009               $13.10       $14.86        123,833
   01/01/2010 to 07/16/2010               $14.86       $14.08              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.17         25,003
   01/01/2004 to 12/31/2004               $13.17       $13.81        108,796
   01/01/2005 to 12/31/2005               $13.81       $14.04         60,941
   01/01/2006 to 12/31/2006               $14.04       $14.56         49,282
   01/01/2007 to 12/31/2007               $14.56       $15.95         78,184
   01/01/2008 to 12/31/2008               $15.95       $11.36         19,835
   01/01/2009 to 12/31/2009               $11.36       $16.01         56,730
   01/01/2010 to 07/16/2010               $16.01       $14.91              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.10       $17.00        114,482
   01/01/2011 to 12/31/2011               $17.00       $14.51        121,166

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.91       $18.76         82,347
   01/01/2011 to 12/31/2011               $18.76       $17.38         92,812


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH LT5 OR WITH ANY ONE OF EBP OR HAV AND GMWB OR HAV AND HD GRO/GRO PLUS 2008 OR EBP AND HD GRO/GRO PLUS 2008 OR HD GRO 60 BPS
                    OR GRO PLUS 2008 60 BPS OR HD5 (2.25%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01       4,054,794
   01/01/2006 to 12/31/2006               $10.01       $10.94      60,459,906
   01/01/2007 to 12/31/2007               $10.94       $11.68     102,797,613
   01/01/2008 to 12/31/2008               $11.68       $ 7.78      75,453,329
   01/01/2009 to 12/31/2009               $ 7.78       $ 9.46      74,798,204
   01/01/2010 to 12/31/2010               $ 9.46       $10.35      72,644,706
   01/01/2011 to 12/31/2011               $10.35       $ 9.85      61,319,650

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $ 9.18       $ 9.25         370,561
   01/01/2006 to 12/31/2006               $ 9.25       $10.56         335,193
   01/01/2007 to 12/31/2007               $10.56       $10.31         319,458
   01/01/2008 to 12/31/2008               $10.31       $ 6.58         771,578
   01/01/2009 to 12/31/2009               $ 6.58       $ 7.57       1,273,959
   01/01/2010 to 12/31/2010               $ 7.57       $ 8.43       1,430,682
   01/01/2011 to 12/31/2011               $ 8.43       $ 8.53       1,430,887

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02       1,320,556
   01/01/2006 to 12/31/2006               $10.02       $10.83      13,643,567
   01/01/2007 to 12/31/2007               $10.83       $11.55      28,754,710
   01/01/2008 to 12/31/2008               $11.55       $ 8.05      25,276,368
   01/01/2009 to 12/31/2009               $ 8.05       $ 9.70      31,686,971
   01/01/2010 to 12/31/2010               $ 9.70       $10.65      36,176,891
   01/01/2011 to 12/31/2011               $10.65       $10.28      28,001,755

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $10.92       $11.45         249,862
   01/01/2006 to 12/31/2006               $11.45       $13.63         220,823
   01/01/2007 to 12/31/2007               $13.63       $13.48         199,588
   01/01/2008 to 12/31/2008               $13.48       $ 8.26         357,327
   01/01/2009 to 12/31/2009               $ 8.26       $ 9.55         955,597
   01/01/2010 to 12/31/2010               $ 9.55       $10.50       2,241,213
   01/01/2011 to 12/31/2011               $10.50       $10.21         930,254

AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.25       1,472,001
   01/01/2009 to 12/31/2009               $11.25       $10.96       1,375,798
   01/01/2010 to 12/31/2010               $10.96       $11.71       1,085,813
   01/01/2011 to 12/31/2011               $11.71       $12.18       1,057,536

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.34         301,692
   01/01/2010 to 12/31/2010               $ 9.34       $10.09       1,956,001
   01/01/2011 to 12/31/2011               $10.09       $10.81       5,687,758

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.71       5,765,075
   01/01/2011 to 12/31/2011               $10.71       $11.67      16,283,905

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $11.98         794,529
   01/01/2009 to 12/31/2009               $11.98       $11.01         648,900
   01/01/2010 to 12/31/2010               $11.01       $11.96         380,587
   01/01/2011 to 12/31/2011               $11.96       $13.28      18,091,824

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.05         945,503
   01/01/2009 to 12/31/2009               $12.05       $10.87         975,406
   01/01/2010 to 12/31/2010               $10.87       $11.84         825,635
   01/01/2011 to 12/31/2011               $11.84       $13.42         493,191

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.75          23,608
   01/01/2010 to 12/31/2010               $ 8.75       $ 9.56       1,680,903
   01/01/2011 to 12/31/2011               $ 9.56       $11.10         404,480

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.96       1,406,400
   01/01/2011 to 12/31/2011               $10.96       $12.89      16,469,682

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.97       6,285,340

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00       5,254,502
   01/01/2006 to 12/31/2006               $10.00       $11.11      85,438,169
   01/01/2007 to 12/31/2007               $11.11       $11.92     150,334,869
   01/01/2008 to 12/31/2008               $11.92       $ 7.58     101,095,109
   01/01/2009 to 12/31/2009               $ 7.58       $ 9.29     102,077,908
   01/01/2010 to 12/31/2010               $ 9.29       $10.29     101,267,042
   01/01/2011 to 12/31/2011               $10.29       $ 9.82      83,369,592

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $15.05       $15.85          81,009
   01/01/2006 to 12/31/2006               $15.85       $21.18          81,551
   01/01/2007 to 12/31/2007               $21.18       $16.57          76,243
   01/01/2008 to 12/31/2008               $16.57       $10.52         126,275
   01/01/2009 to 12/31/2009               $10.52       $13.57         335,750
   01/01/2010 to 12/31/2010               $13.57       $17.07         391,589
   01/01/2011 to 12/31/2011               $17.07       $17.79         219,652

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 8.06          79,226
   01/01/2004 to 12/31/2004               $ 8.06       $ 9.70         324,340
   01/01/2005 to 12/31/2005               $ 9.70       $10.38       5,867,757
   01/01/2006 to 12/31/2006               $10.38       $11.45       4,568,992
   01/01/2007 to 12/31/2007               $11.45       $12.45       4,176,512
   01/01/2008 to 12/31/2008               $12.45       $ 6.80       4,202,964
   01/01/2009 to 12/31/2009               $ 6.80       $ 8.82       3,992,101
   01/01/2010 to 12/31/2010               $ 8.82       $11.43       4,161,419
   01/01/2011 to 12/31/2011               $11.43       $ 9.71       3,304,315

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 9.88         976,756
   01/01/2004 to 12/31/2004               $ 9.88       $10.72       1,731,512
   01/01/2005 to 12/31/2005               $10.72       $10.98      26,378,598
   01/01/2006 to 12/31/2006               $10.98       $12.59      17,583,959
   01/01/2007 to 12/31/2007               $12.59       $12.93      15,042,519
   01/01/2008 to 12/31/2008               $12.93       $ 7.50      14,888,690
   01/01/2009 to 12/31/2009               $ 7.50       $ 8.74      14,472,445
   01/01/2010 to 12/31/2010               $ 8.74       $ 9.64      13,447,482
   01/01/2011 to 12/31/2011               $ 9.64       $ 8.90      11,688,804

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 3.73         175,708
   01/01/2004 to 12/31/2004               $ 3.73       $ 4.24         457,010
   01/01/2005 to 12/31/2005               $ 4.24       $ 4.34       8,890,704
   01/01/2006 to 12/31/2006               $ 4.34       $ 4.51       6,444,166
   01/01/2007 to 12/31/2007               $ 4.51       $ 5.26       4,795,707
   01/01/2008 to 12/31/2008               $ 5.26       $ 3.05       4,668,204
   01/01/2009 to 12/31/2009               $ 3.05       $ 4.68       4,863,161
   01/01/2010 to 12/31/2010               $ 4.68       $ 5.48       5,034,524
   01/01/2011 to 12/31/2011               $ 5.48       $ 5.19       3,140,160

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.86          29,434
   01/01/2004 to 12/31/2004               $13.86       $15.74         545,075
   01/01/2005 to 12/31/2005               $15.74       $17.93       8,655,832
   01/01/2006 to 12/31/2006               $17.93       $21.20       6,192,845
   01/01/2007 to 12/31/2007               $21.20       $24.67       5,332,206
   01/01/2008 to 12/31/2008               $24.67       $12.00       5,724,854
   01/01/2009 to 12/31/2009               $12.00       $15.87       5,162,536
   01/01/2010 to 12/31/2010               $15.87       $17.76       5,317,631
   01/01/2011 to 12/31/2011               $17.76       $15.12       4,477,136

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 5.65          72,406
   01/01/2004 to 12/31/2004               $ 5.65       $ 6.69         122,795
   01/01/2005 to 12/31/2005               $ 6.69       $ 7.43         487,950
   01/01/2006 to 12/31/2006               $ 7.43       $ 9.26       1,708,815
   01/01/2007 to 12/31/2007               $ 9.26       $10.66       3,014,173
   01/01/2008 to 12/31/2008               $10.66       $ 5.84       2,755,958
   01/01/2009 to 12/31/2009               $ 5.84       $ 7.44       2,910,615
   01/01/2010 to 12/31/2010               $ 7.44       $ 8.08       2,881,182
   01/01/2011 to 12/31/2011               $ 8.08       $ 6.91       2,224,758

AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008              $10.01       $10.91       1,214,623
   01/01/2009 to 12/31/2009               $10.91       $11.86         315,474
   01/01/2010 to 12/31/2010               $11.86       $12.85         158,509
   01/01/2011 to 12/31/2011               $12.85       $14.13       1,389,924

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 6.87         400,112
   01/01/2004 to 12/31/2004               $ 6.87       $ 7.86         428,765
   01/01/2005 to 12/31/2005               $ 7.86       $ 8.54       1,664,850
   01/01/2006 to 12/31/2006               $ 8.54       $10.25       1,135,516
   01/01/2007 to 12/31/2007               $10.25       $10.96         961,429
   01/01/2008 to 12/31/2008               $10.96       $ 6.28         975,043
   01/01/2009 to 12/31/2009               $ 6.28       $ 8.34       1,395,597
   01/01/2010 to 12/31/2010               $ 8.34       $ 8.74       1,243,521
   01/01/2011 to 12/31/2011               $ 8.74       $ 7.76         828,367

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 8.66         347,275
   01/01/2004 to 12/31/2004               $ 8.66       $ 9.78         419,818
   01/01/2005 to 12/31/2005               $ 9.78       $10.17       1,212,693
   01/01/2006 to 12/31/2006               $10.17       $11.78       3,666,066
   01/01/2007 to 12/31/2007               $11.78       $11.17       6,338,741
   01/01/2008 to 12/31/2008               $11.17       $ 6.39       6,057,693
   01/01/2009 to 12/31/2009               $ 6.39       $ 7.46       5,641,907
   01/01/2010 to 12/31/2010               $ 7.46       $ 8.25       5,357,208
   01/01/2011 to 12/31/2011               $ 8.25       $ 7.73       4,506,463

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.60         423,485
   01/01/2004 to 12/31/2004               $11.60       $12.18         732,155
   01/01/2005 to 12/31/2005               $12.18       $12.04       6,285,213
   01/01/2006 to 12/31/2006               $12.04       $12.92       4,627,555
   01/01/2007 to 12/31/2007               $12.92       $13.40       3,882,503
   01/01/2008 to 12/31/2008               $13.40       $10.05       3,023,716
   01/01/2009 to 12/31/2009               $10.05       $13.23       2,831,230
   01/01/2010 to 12/31/2010               $13.23       $14.66       2,484,757
   01/01/2011 to 12/31/2011               $14.66       $15.79       2,014,193

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 8.16         925,591
   01/01/2004 to 12/31/2004               $ 8.16       $ 9.22       2,016,277
   01/01/2005 to 12/31/2005               $ 9.22       $ 9.63      29,347,495
   01/01/2006 to 12/31/2006               $ 9.63       $10.10      24,648,331
   01/01/2007 to 12/31/2007               $10.10       $11.35      22,896,973
   01/01/2008 to 12/31/2008               $11.35       $ 6.25      21,934,912
   01/01/2009 to 12/31/2009               $ 6.25       $ 7.92      19,929,998
   01/01/2010 to 12/31/2010               $ 7.92       $ 9.28      19,072,610
   01/01/2011 to 12/31/2011               $ 9.28       $ 8.99      15,345,638

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 6.21        262,995
   01/01/2004 to 12/31/2004               $ 6.21       $ 6.72        387,463
   01/01/2005 to 12/31/2005               $ 6.72       $ 6.98      3,719,318
   01/01/2006 to 12/31/2006               $ 6.98       $ 7.48      2,366,611
   01/01/2007 to 12/31/2007               $ 7.48       $ 8.42      1,924,706
   01/01/2008 to 12/31/2008               $ 8.42       $ 5.24      2,384,441
   01/01/2009 to 12/31/2009               $ 5.24       $ 6.37      2,663,189
   01/01/2010 to 12/31/2010               $ 6.37       $ 7.02      2,436,368
   01/01/2011 to 12/31/2011               $ 7.02       $ 6.82      2,244,120

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $11.15       $11.49        187,692
   01/01/2006 to 12/31/2006               $11.49       $12.83        147,486
   01/01/2007 to 12/31/2007               $12.83       $12.88        179,218
   01/01/2008 to 12/31/2008               $12.88       $ 7.79        332,297
   01/01/2009 to 12/31/2009               $ 7.79       $10.58        511,219
   01/01/2010 to 12/31/2010               $10.58       $12.78      1,099,827
   01/01/2011 to 12/31/2011               $12.78       $12.06        585,815

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.13         35,505
   01/01/2004 to 12/31/2004               $10.13       $ 9.98        234,402
   01/01/2005 to 12/31/2005               $ 9.98       $10.03      1,333,707
   01/01/2006 to 12/31/2006               $10.03       $10.25      1,115,761
   01/01/2007 to 12/31/2007               $10.25       $10.51      1,044,258
   01/01/2008 to 12/31/2008               $10.51       $10.53      2,377,836
   01/01/2009 to 12/31/2009               $10.53       $10.32      3,829,439
   01/01/2010 to 12/31/2010               $10.32       $10.09      3,509,980
   01/01/2011 to 12/31/2011               $10.09       $ 9.86      2,513,603

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.32        370,965
   01/01/2004 to 12/31/2004               $13.32       $15.99        537,445
   01/01/2005 to 12/31/2005               $15.99       $17.52      3,716,512
   01/01/2006 to 12/31/2006               $17.52       $18.96      2,666,820
   01/01/2007 to 12/31/2007               $18.96       $19.12      2,274,821
   01/01/2008 to 12/31/2008               $19.12       $10.79      2,188,696
   01/01/2009 to 12/31/2009               $10.79       $14.84      2,033,956
   01/01/2010 to 12/31/2010               $14.84       $17.90      1,807,620
   01/01/2011 to 12/31/2011               $17.90       $17.07      1,391,570

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $ 6.87       $ 7.56        472,929
   01/01/2006 to 12/31/2006               $ 7.56       $ 8.43        437,466
   01/01/2007 to 12/31/2007               $ 8.43       $10.07        494,768
   01/01/2008 to 12/31/2008               $10.07       $ 5.59        501,805
   01/01/2009 to 12/31/2009               $ 5.59       $ 7.09        649,456
   01/01/2010 to 12/31/2010               $ 7.09       $ 8.92        978,075
   01/01/2011 to 12/31/2011               $ 8.92       $ 8.87        702,733

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 6.61         131,605
   01/01/2004 to 12/31/2004               $ 6.61       $ 7.07         129,475
   01/01/2005 to 12/31/2005               $ 7.07       $ 6.94         127,711
   01/01/2006 to 12/31/2006               $ 6.94       $ 7.31         126,380
   01/01/2007 to 12/31/2007               $ 7.31       $ 8.48         100,594
   01/01/2008 to 12/31/2008               $ 8.48       $ 4.76         121,677
   01/01/2009 to 12/31/2009               $ 4.76       $ 5.71         232,172
   01/01/2010 to 12/31/2010               $ 5.71       $ 6.71         304,468
   01/01/2011 to 04/29/2011               $ 6.71       $ 7.51               0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.65         329,629
   01/01/2004 to 12/31/2004               $11.65       $11.62       1,143,298
   01/01/2005 to 12/31/2005               $11.62       $11.54      14,980,147
   01/01/2006 to 12/31/2006               $11.54       $11.72      12,397,970
   01/01/2007 to 12/31/2007               $11.72       $12.23      11,467,693
   01/01/2008 to 12/31/2008               $12.23       $12.09       6,660,709
   01/01/2009 to 12/31/2009               $12.09       $13.02       7,445,388
   01/01/2010 to 12/31/2010               $13.02       $13.23       7,123,302
   01/01/2011 to 12/31/2011               $13.23       $13.22       5,625,465

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.76       1,558,557
   01/01/2004 to 12/31/2004               $12.76       $13.09       2,344,332
   01/01/2005 to 12/31/2005               $13.09       $13.11       5,088,435
   01/01/2006 to 12/31/2006               $13.11       $13.30       8,896,833
   01/01/2007 to 12/31/2007               $13.30       $14.08      11,765,641
   01/01/2008 to 12/31/2008               $14.08       $13.45       6,994,579
   01/01/2009 to 12/31/2009               $13.45       $15.32      10,035,432
   01/01/2010 to 12/31/2010               $15.32       $16.13      11,515,430
   01/01/2011 to 12/31/2011               $16.13       $16.27       8,611,634

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         318,272
   01/01/2006 to 12/31/2006               $10.03       $10.59       7,378,914
   01/01/2007 to 12/31/2007               $10.59       $11.25      15,878,486
   01/01/2008 to 12/31/2008               $11.25       $ 8.85      31,839,577
   01/01/2009 to 12/31/2009               $ 8.85       $10.39      39,603,313
   01/01/2010 to 12/31/2010               $10.39       $11.23      43,592,221
   01/01/2011 to 12/31/2011               $11.23       $11.09      40,512,789

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $16.82          64,850
   01/01/2004 to 12/31/2004               $16.82       $15.30          67,370
   01/01/2005 to 12/31/2005               $15.30       $15.18         148,853
   01/01/2006 to 12/31/2006               $15.18       $16.71         457,905
   01/01/2007 to 12/31/2007               $16.71       $17.50         771,440
   01/01/2008 to 12/31/2008               $17.50       $11.12         634,820
   01/01/2009 to 12/31/2009               $11.12       $14.55         668,952
   01/01/2010 to 12/31/2010               $14.55       $19.41         917,014
   01/01/2011 to 12/31/2011               $19.41       $18.79         589,865

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.95        275,971
   01/01/2004 to 12/31/2004               $13.95       $15.87        465,784
   01/01/2005 to 12/31/2005               $15.87       $16.55      4,687,840
   01/01/2006 to 12/31/2006               $16.55       $19.42      3,672,632
   01/01/2007 to 12/31/2007               $19.42       $17.91      4,000,366
   01/01/2008 to 12/31/2008               $17.91       $12.31      3,408,854
   01/01/2009 to 12/31/2009               $12.31       $15.28      3,254,555
   01/01/2010 to 12/31/2010               $15.28       $18.82      3,434,943
   01/01/2011 to 12/31/2011               $18.82       $17.29      2,484,653

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.62        216,416
   01/01/2004 to 12/31/2004               $10.62       $11.83        303,689
   01/01/2005 to 12/31/2005               $11.83       $12.20        869,597
   01/01/2006 to 12/31/2006               $12.20       $14.47      2,885,427
   01/01/2007 to 12/31/2007               $14.47       $13.64      4,758,283
   01/01/2008 to 12/31/2008               $13.64       $ 7.75      4,124,590
   01/01/2009 to 12/31/2009               $ 7.75       $ 9.38      3,819,071
   01/01/2010 to 12/31/2010               $ 9.38       $10.38      3,742,939
   01/01/2011 to 12/31/2011               $10.38       $ 9.98      3,116,748

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.23        148,319
   01/01/2004 to 12/31/2004               $13.23       $14.05        191,816
   01/01/2005 to 12/31/2005               $14.05       $13.12      5,107,689
   01/01/2006 to 12/31/2006               $13.12       $13.63      3,724,317
   01/01/2007 to 12/31/2007               $13.63       $14.61      3,017,953
   01/01/2008 to 12/31/2008               $14.61       $13.93      1,722,092
   01/01/2009 to 12/31/2009               $13.93       $15.27      2,184,589
   01/01/2010 to 12/31/2010               $15.27       $15.78      2,318,146
   01/01/2011 to 12/31/2011               $15.78       $16.06      1,633,647

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 5.72        267,109
   01/01/2004 to 12/31/2004               $ 5.72       $ 5.91        307,367
   01/01/2005 to 12/31/2005               $ 5.91       $ 6.73        309,013
   01/01/2006 to 12/31/2006               $ 6.73       $ 6.95      5,456,600
   01/01/2007 to 12/31/2007               $ 6.95       $ 7.35      9,896,516
   01/01/2008 to 12/31/2008               $ 7.35       $ 4.27      9,138,560
   01/01/2009 to 12/31/2009               $ 4.27       $ 6.40      9,157,180
   01/01/2010 to 12/31/2010               $ 6.40       $ 7.24      8,869,616
   01/01/2011 to 12/31/2011               $ 7.24       $ 6.96      6,383,742

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        993,285
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.24      3,325,125
   01/01/2009 to 12/31/2009               $ 9.24       $10.08      3,504,626
   01/01/2010 to 12/31/2010               $10.08       $10.62      5,328,912
   01/01/2011 to 12/31/2011               $10.62       $11.01      3,326,989

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $10.64         81,555
   01/01/2004 to 12/31/2004               $10.64       $12.40         83,727
   01/01/2005 to 12/31/2005               $12.40       $14.06         86,193
   01/01/2006 to 12/31/2006               $14.06       $16.92         74,041
   01/01/2007 to 12/31/2007               $16.92       $19.02         66,328
   01/01/2008 to 12/31/2008               $19.02       $10.88         68,654
   01/01/2009 to 12/31/2009               $10.88       $12.33         94,271
   01/01/2010 to 07/16/2010               $12.33       $11.68              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $ 8.97         19,658
   01/01/2004 to 12/31/2004               $ 8.97       $ 9.40         84,876
   01/01/2005 to 12/31/2005               $ 9.40       $ 9.54         62,448
   01/01/2006 to 12/31/2006               $ 9.54       $ 9.88         40,425
   01/01/2007 to 12/31/2007               $ 9.88       $10.82         27,192
   01/01/2008 to 12/31/2008               $10.82       $ 7.70         24,749
   01/01/2009 to 12/31/2009               $ 7.70       $10.83         50,099
   01/01/2010 to 07/16/2010               $10.83       $10.09              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.69       $14.10         42,309
   01/01/2011 to 12/31/2011               $14.10       $12.02         16,879

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.09       $12.69         26,995
   01/01/2011 to 12/31/2011               $12.69       $11.74         37,288


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HAV, EBP AND GRO PLUS OR WITH COMBO 5% AND GRO
                                 PLUS (2.40%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         163,627
   01/01/2006 to 12/31/2006               $10.01       $10.92      14,589,935
   01/01/2007 to 12/31/2007               $10.92       $11.64      29,251,802
   01/01/2008 to 12/31/2008               $11.64       $ 7.74      24,717,771
   01/01/2009 to 12/31/2009               $ 7.74       $ 9.40      23,242,083
   01/01/2010 to 12/31/2010               $ 9.40       $10.27      21,065,300
   01/01/2011 to 12/31/2011               $10.27       $ 9.76      19,513,642

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.86       $13.95          46,622
   01/01/2006 to 12/31/2006               $13.95       $15.91          69,176
   01/01/2007 to 12/31/2007               $15.91       $15.51         102,616
   01/01/2008 to 12/31/2008               $15.51       $ 9.87          84,224
   01/01/2009 to 12/31/2009               $ 9.87       $11.35         219,916
   01/01/2010 to 12/31/2010               $11.35       $12.61         244,755
   01/01/2011 to 12/31/2011               $12.61       $12.75         209,194

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02          13,140
   01/01/2006 to 12/31/2006               $10.02       $10.81       4,001,767
   01/01/2007 to 12/31/2007               $10.81       $11.51       8,342,773
   01/01/2008 to 12/31/2008               $11.51       $ 8.01      10,023,046
   01/01/2009 to 12/31/2009               $ 8.01       $ 9.64      10,231,854
   01/01/2010 to 12/31/2010               $ 9.64       $10.57       9,858,868
   01/01/2011 to 12/31/2011               $10.57       $10.19       9,887,331

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.47       $15.16          24,769
   01/01/2006 to 12/31/2006               $15.16       $18.01          64,513
   01/01/2007 to 12/31/2007               $18.01       $17.79          82,988
   01/01/2008 to 12/31/2008               $17.79       $10.88          39,048
   01/01/2009 to 12/31/2009               $10.88       $12.56         115,499
   01/01/2010 to 12/31/2010               $12.56       $13.79         117,858
   01/01/2011 to 12/31/2011               $13.79       $13.39          96,602

AST BOND PORTFOLIO 2016
   01/01/2010 to 12/31/2010               $ 9.60       $10.35             439
   01/01/2011 to 12/31/2011               $10.35       $11.07           1,237

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.70               0
   01/01/2011 to 12/31/2011               $10.70       $11.63           2,278

AST BOND PORTFOLIO 2018
   01/01/2010 to 12/31/2010               $ 9.65       $10.48               0
   01/01/2011 to 12/31/2011               $10.48       $11.61               0

AST BOND PORTFOLIO 2019
   01/01/2010 to 12/31/2010               $ 9.56       $10.38               0
   01/01/2011 to 12/31/2011               $10.38       $11.75               0

AST BOND PORTFOLIO 2020
   01/01/2010 to 12/31/2010               $ 9.24       $10.08               0
   01/01/2011 to 12/31/2011               $10.08       $11.67               0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.94               0
   01/01/2011 to 12/31/2011               $10.94       $12.85               0

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.95               0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00          16,971
   01/01/2006 to 12/31/2006               $10.00       $11.10      20,521,001
   01/01/2007 to 12/31/2007               $11.10       $11.88      38,450,981
   01/01/2008 to 12/31/2008               $11.88       $ 7.55      31,116,728
   01/01/2009 to 12/31/2009               $ 7.55       $ 9.23      29,319,246
   01/01/2010 to 12/31/2010               $ 9.23       $10.21      26,379,712
   01/01/2011 to 12/31/2011               $10.21       $ 9.73      24,143,441

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $19.86       $20.89          49,397
   01/01/2006 to 12/31/2006               $20.89       $27.88          84,382
   01/01/2007 to 12/31/2007               $27.88       $21.78          61,759
   01/01/2008 to 12/31/2008               $21.78       $13.81          17,748
   01/01/2009 to 12/31/2009               $13.81       $17.78          39,068
   01/01/2010 to 12/31/2010               $17.78       $22.33          33,474
   01/01/2011 to 12/31/2011               $22.33       $23.23          25,211

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $16.30          20,181
   01/01/2004 to 12/31/2004               $16.30       $19.58          95,514
   01/01/2005 to 12/31/2005               $19.58       $20.92         227,163
   01/01/2006 to 12/31/2006               $20.92       $23.05         272,241
   01/01/2007 to 12/31/2007               $23.05       $25.02         337,378
   01/01/2008 to 12/31/2008               $25.02       $13.65         211,869
   01/01/2009 to 12/31/2009               $13.65       $17.67         264,951
   01/01/2010 to 12/31/2010               $17.67       $22.87         224,992
   01/01/2011 to 12/31/2011               $22.87       $19.39         164,205

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.70         69,435
   01/01/2004 to 12/31/2004               $12.70       $13.76        564,502
   01/01/2005 to 12/31/2005               $13.76       $14.07      1,367,534
   01/01/2006 to 12/31/2006               $14.07       $16.11      1,130,820
   01/01/2007 to 12/31/2007               $16.11       $16.52      1,101,906
   01/01/2008 to 12/31/2008               $16.52       $ 9.57        401,455
   01/01/2009 to 12/31/2009               $ 9.57       $11.13        778,721
   01/01/2010 to 12/31/2010               $11.13       $12.26        666,136
   01/01/2011 to 12/31/2011               $12.26       $11.31        360,168

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.68         12,201
   01/01/2004 to 12/31/2004               $12.68       $14.39        124,672
   01/01/2005 to 12/31/2005               $14.39       $14.72        279,700
   01/01/2006 to 12/31/2006               $14.72       $15.27        238,489
   01/01/2007 to 12/31/2007               $15.27       $17.78        205,076
   01/01/2008 to 12/31/2008               $17.78       $10.28         22,556
   01/01/2009 to 12/31/2009               $10.28       $15.75         99,043
   01/01/2010 to 12/31/2010               $15.75       $18.43         94,647
   01/01/2011 to 12/31/2011               $18.43       $17.45         57,000

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.28         32,626
   01/01/2004 to 12/31/2004               $13.28       $15.05        325,809
   01/01/2005 to 12/31/2005               $15.05       $17.12        679,350
   01/01/2006 to 12/31/2006               $17.12       $20.22        712,804
   01/01/2007 to 12/31/2007               $20.22       $23.49        855,005
   01/01/2008 to 12/31/2008               $23.49       $11.41        538,783
   01/01/2009 to 12/31/2009               $11.41       $15.07        664,878
   01/01/2010 to 12/31/2010               $15.07       $16.84        586,157
   01/01/2011 to 12/31/2011               $16.84       $14.31        416,752

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.79          1,767
   01/01/2004 to 12/31/2004               $12.79       $15.11         16,366
   01/01/2005 to 12/31/2005               $15.11       $16.77         38,769
   01/01/2006 to 12/31/2006               $16.77       $20.86        275,245
   01/01/2007 to 12/31/2007               $20.86       $23.98        491,747
   01/01/2008 to 12/31/2008               $23.98       $13.10        460,577
   01/01/2009 to 12/31/2009               $13.10       $16.69        440,216
   01/01/2010 to 12/31/2010               $16.69       $18.10        396,620
   01/01/2011 to 12/31/2011               $18.10       $15.45        332,717

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.68         13,590
   01/01/2004 to 12/31/2004               $12.68       $14.49         38,292
   01/01/2005 to 12/31/2005               $14.49       $15.70        109,651
   01/01/2006 to 12/31/2006               $15.70       $18.82        139,284
   01/01/2007 to 12/31/2007               $18.82       $20.10        121,848
   01/01/2008 to 12/31/2008               $20.10       $11.50          5,521
   01/01/2009 to 12/31/2009               $11.50       $15.25         19,898
   01/01/2010 to 12/31/2010               $15.25       $15.95         15,820
   01/01/2011 to 12/31/2011               $15.95       $14.15          6,028

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.58            332
   01/01/2004 to 12/31/2004               $11.58       $13.05         37,159
   01/01/2005 to 12/31/2005               $13.05       $13.56         86,799
   01/01/2006 to 12/31/2006               $13.56       $15.68        871,822
   01/01/2007 to 12/31/2007               $15.68       $14.84      1,530,351
   01/01/2008 to 12/31/2008               $14.84       $ 8.48      1,717,935
   01/01/2009 to 12/31/2009               $ 8.48       $ 9.88      1,503,133
   01/01/2010 to 12/31/2010               $ 9.88       $10.91      1,340,257
   01/01/2011 to 12/31/2011               $10.91       $10.20      1,124,133

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.85         28,346
   01/01/2004 to 12/31/2004               $11.85       $12.42        155,764
   01/01/2005 to 12/31/2005               $12.42       $12.27        465,230
   01/01/2006 to 12/31/2006               $12.27       $13.15        414,839
   01/01/2007 to 12/31/2007               $13.15       $13.61        285,389
   01/01/2008 to 12/31/2008               $13.61       $10.19         22,158
   01/01/2009 to 12/31/2009               $10.19       $13.39        101,331
   01/01/2010 to 12/31/2010               $13.39       $14.83         84,140
   01/01/2011 to 12/31/2011               $14.83       $15.94         32,239

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.23         70,776
   01/01/2004 to 12/31/2004               $12.23       $13.80        578,919
   01/01/2005 to 12/31/2005               $13.80       $14.39      1,322,888
   01/01/2006 to 12/31/2006               $14.39       $15.06      1,850,986
   01/01/2007 to 12/31/2007               $15.06       $16.90      2,418,869
   01/01/2008 to 12/31/2008               $16.90       $ 9.29      1,680,683
   01/01/2009 to 12/31/2009               $ 9.29       $11.77      1,848,746
   01/01/2010 to 12/31/2010               $11.77       $13.76      1,586,546
   01/01/2011 to 12/31/2011               $13.76       $13.30      1,154,406

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.35         10,550
   01/01/2004 to 12/31/2004               $11.35       $12.26         52,718
   01/01/2005 to 12/31/2005               $12.26       $12.72        212,707
   01/01/2006 to 12/31/2006               $12.72       $13.62        200,801
   01/01/2007 to 12/31/2007               $13.62       $15.30        170,640
   01/01/2008 to 12/31/2008               $15.30       $ 9.51        111,688
   01/01/2009 to 12/31/2009               $ 9.51       $11.54        279,229
   01/01/2010 to 12/31/2010               $11.54       $12.70        285,023
   01/01/2011 to 12/31/2011               $12.70       $12.32        235,259

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $14.98       $15.41         18,056
   01/01/2006 to 12/31/2006               $15.41       $17.19         19,757
   01/01/2007 to 12/31/2007               $17.19       $17.23         28,654
   01/01/2008 to 12/31/2008               $17.23       $10.41         62,572
   01/01/2009 to 12/31/2009               $10.41       $14.11         69,262
   01/01/2010 to 12/31/2010               $14.11       $17.02         63,846
   01/01/2011 to 12/31/2011               $17.02       $16.04         60,686

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 9.80        149,705
   01/01/2004 to 12/31/2004               $ 9.80       $ 9.65        432,144
   01/01/2005 to 12/31/2005               $ 9.65       $ 9.68      1,112,865
   01/01/2006 to 12/31/2006               $ 9.68       $ 9.88        777,755
   01/01/2007 to 12/31/2007               $ 9.88       $10.11      1,331,062
   01/01/2008 to 12/31/2008               $10.11       $10.12      1,352,613
   01/01/2009 to 12/31/2009               $10.12       $ 9.90      3,646,303
   01/01/2010 to 12/31/2010               $ 9.90       $ 9.66      1,560,180
   01/01/2011 to 12/31/2011               $ 9.66       $ 9.43        767,860

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.27         21,843
   01/01/2004 to 12/31/2004               $13.27       $15.91        154,749
   01/01/2005 to 12/31/2005               $15.91       $17.40        325,521
   01/01/2006 to 12/31/2006               $17.40       $18.81        305,380
   01/01/2007 to 12/31/2007               $18.81       $18.93        291,027
   01/01/2008 to 12/31/2008               $18.93       $10.67         11,886
   01/01/2009 to 12/31/2009               $10.67       $14.65         92,979
   01/01/2010 to 12/31/2010               $14.65       $17.65         65,720
   01/01/2011 to 12/31/2011               $17.65       $16.79         21,418

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.83       $15.20        107,424
   01/01/2006 to 12/31/2006               $15.20       $16.92        115,940
   01/01/2007 to 12/31/2007               $16.92       $20.18        139,590
   01/01/2008 to 12/31/2008               $20.18       $11.19         38,578
   01/01/2009 to 12/31/2009               $11.19       $14.18         35,488
   01/01/2010 to 12/31/2010               $14.18       $17.80         30,731
   01/01/2011 to 12/31/2011               $17.80       $17.67         17,416

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.98           3,753
   01/01/2004 to 12/31/2004               $13.98       $14.94          18,825
   01/01/2005 to 12/31/2005               $14.94       $14.63          28,321
   01/01/2006 to 12/31/2006               $14.63       $15.39          30,263
   01/01/2007 to 12/31/2007               $15.39       $17.83          33,041
   01/01/2008 to 12/31/2008               $17.83       $10.00             256
   01/01/2009 to 12/31/2009               $10.00       $11.96           5,812
   01/01/2010 to 12/31/2010               $11.96       $14.04           6,543
   01/01/2011 to 04/29/2011               $14.04       $15.71               0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.16          35,430
   01/01/2004 to 12/31/2004               $10.16       $10.12         301,108
   01/01/2005 to 12/31/2005               $10.12       $10.04       1,095,565
   01/01/2006 to 12/31/2006               $10.04       $10.17       1,341,592
   01/01/2007 to 12/31/2007               $10.17       $10.60       1,570,063
   01/01/2008 to 12/31/2008               $10.60       $10.46         592,710
   01/01/2009 to 12/31/2009               $10.46       $11.26         669,201
   01/01/2010 to 12/31/2010               $11.26       $11.41         651,501
   01/01/2011 to 12/31/2011               $11.41       $11.39         501,665

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.45         119,982
   01/01/2004 to 12/31/2004               $10.45       $10.70         476,033
   01/01/2005 to 12/31/2005               $10.70       $10.71         420,795
   01/01/2006 to 12/31/2006               $10.71       $10.84       2,181,127
   01/01/2007 to 12/31/2007               $10.84       $11.46       3,832,171
   01/01/2008 to 12/31/2008               $11.46       $10.93       2,193,275
   01/01/2009 to 12/31/2009               $10.93       $12.43       2,317,678
   01/01/2010 to 12/31/2010               $12.43       $13.07       2,549,857
   01/01/2011 to 12/31/2011               $13.07       $13.16       2,303,948

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03               0
   01/01/2006 to 12/31/2006               $10.03       $10.57       1,499,884
   01/01/2007 to 12/31/2007               $10.57       $11.22       3,925,955
   01/01/2008 to 12/31/2008               $11.22       $ 8.81      10,704,894
   01/01/2009 to 12/31/2009               $ 8.81       $10.33      11,458,452
   01/01/2010 to 12/31/2010               $10.33       $11.14      11,581,634
   01/01/2011 to 12/31/2011               $11.14       $10.98      12,118,723

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.43           4,691
   01/01/2004 to 12/31/2004               $13.43       $12.19          23,253
   01/01/2005 to 12/31/2005               $12.19       $12.08          34,896
   01/01/2006 to 12/31/2006               $12.08       $13.28         184,362
   01/01/2007 to 12/31/2007               $13.28       $13.88         319,309
   01/01/2008 to 12/31/2008               $13.88       $ 8.81         286,461
   01/01/2009 to 12/31/2009               $ 8.81       $11.51         249,236
   01/01/2010 to 12/31/2010               $11.51       $15.33         203,569
   01/01/2011 to 12/31/2011               $15.33       $14.81         159,446

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.35         34,978
   01/01/2004 to 12/31/2004               $13.35       $15.17        166,852
   01/01/2005 to 12/31/2005               $15.17       $15.80        417,154
   01/01/2006 to 12/31/2006               $15.80       $18.51        522,079
   01/01/2007 to 12/31/2007               $18.51       $17.05        695,175
   01/01/2008 to 12/31/2008               $17.05       $11.69        443,446
   01/01/2009 to 12/31/2009               $11.69       $14.49        510,077
   01/01/2010 to 12/31/2010               $14.49       $17.82        437,771
   01/01/2011 to 12/31/2011               $17.82       $16.36        325,297

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.62         10,893
   01/01/2004 to 12/31/2004               $12.62       $14.03         49,912
   01/01/2005 to 12/31/2005               $14.03       $14.45         88,839
   01/01/2006 to 12/31/2006               $14.45       $17.11        733,091
   01/01/2007 to 12/31/2007               $17.11       $16.10      1,285,924
   01/01/2008 to 12/31/2008               $16.10       $ 9.13      1,259,992
   01/01/2009 to 12/31/2009               $ 9.13       $11.03      1,133,149
   01/01/2010 to 12/31/2010               $11.03       $12.20      1,034,301
   01/01/2011 to 12/31/2011               $12.20       $11.71        876,114

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.35         12,591
   01/01/2004 to 12/31/2004               $11.35       $12.04        137,089
   01/01/2005 to 12/31/2005               $12.04       $11.22        331,045
   01/01/2006 to 12/31/2006               $11.22       $11.64        323,151
   01/01/2007 to 12/31/2007               $11.64       $12.45        374,975
   01/01/2008 to 12/31/2008               $12.45       $11.86          8,768
   01/01/2009 to 12/31/2009               $11.86       $12.98         96,586
   01/01/2010 to 12/31/2010               $12.98       $13.39         69,359
   01/01/2011 to 12/31/2011               $13.39       $13.61         20,025

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.27          8,067
   01/01/2004 to 12/31/2004               $11.27       $11.63         15,562
   01/01/2005 to 12/31/2005               $11.63       $13.22         41,142
   01/01/2006 to 12/31/2006               $13.22       $13.63        919,208
   01/01/2007 to 12/31/2007               $13.63       $14.40      1,769,228
   01/01/2008 to 12/31/2008               $14.40       $ 8.35      1,830,240
   01/01/2009 to 12/31/2009               $ 8.35       $12.50      1,633,068
   01/01/2010 to 12/31/2010               $12.50       $14.13      1,380,159
   01/01/2011 to 12/31/2011               $14.13       $13.56      1,108,753

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        509,680
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.22      1,371,484
   01/01/2009 to 12/31/2009               $ 9.22       $10.05      1,283,759
   01/01/2010 to 12/31/2010               $10.05       $10.57        910,184
   01/01/2011 to 12/31/2011               $10.57       $10.94        734,492

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $12.71          1,395
   01/01/2004 to 12/31/2004               $12.71       $14.78          7,362
   01/01/2005 to 12/31/2005               $14.78       $16.74         21,181
   01/01/2006 to 12/31/2006               $16.74       $20.12         32,343
   01/01/2007 to 12/31/2007               $20.12       $22.58         49,950
   01/01/2008 to 12/31/2008               $22.58       $12.89            770
   01/01/2009 to 12/31/2009               $12.89       $14.59          8,114
   01/01/2010 to 07/16/2010               $14.59       $13.80              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.13          1,855
   01/01/2004 to 12/31/2004               $13.13       $13.74          3,028
   01/01/2005 to 12/31/2005               $13.74       $13.93          4,390
   01/01/2006 to 12/31/2006               $13.93       $14.41          6,159
   01/01/2007 to 12/31/2007               $14.41       $15.74          5,954
   01/01/2008 to 12/31/2008               $15.74       $11.19            381
   01/01/2009 to 12/31/2009               $11.19       $15.72          3,291
   01/01/2010 to 07/16/2010               $15.72       $14.62              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $13.82       $16.65          1,791
   01/01/2011 to 12/31/2011               $16.65       $14.18            241

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.62       $18.38          2,813
   01/01/2011 to 12/31/2011               $18.38       $16.98          1,868


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.45%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.18      2,443,141
   01/01/2010 to 12/31/2010               $12.18       $13.31      3,949,179
   01/01/2011 to 12/31/2011               $13.31       $12.64      2,931,866

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.08       $12.43         61,861
   01/01/2010 to 12/31/2010               $12.43       $13.80         95,348
   01/01/2011 to 12/31/2011               $13.80       $13.95         87,099

AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.01      2,769,807
   01/01/2010 to 12/31/2010               $12.01       $13.16      4,171,056
   01/01/2011 to 12/31/2011               $13.16       $12.68      3,413,824

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.72        115,228
   01/01/2010 to 12/31/2010               $12.72       $13.96        165,907
   01/01/2011 to 12/31/2011               $13.96       $13.55        153,332

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.04       $12.28      2,987,900
   01/01/2010 to 12/31/2010               $12.28       $13.58      4,481,134
   01/01/2011 to 12/31/2011               $13.58       $12.93      3,050,077

AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.61       $14.47         21,220
   01/01/2010 to 12/31/2010               $14.47       $18.17         78,297
   01/01/2011 to 12/31/2011               $18.17       $18.89         68,471

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.95         83,923
   01/01/2010 to 12/31/2010               $12.95       $16.74         69,225
   01/01/2011 to 12/31/2011               $16.74       $14.19        111,609

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $12.17          75,569
   01/01/2010 to 12/31/2010               $12.17       $13.40         137,164
   01/01/2011 to 12/31/2011               $13.40       $12.36          91,047

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $13.45         235,589
   01/01/2010 to 12/31/2010               $13.45       $15.72         440,042
   01/01/2011 to 12/31/2011               $15.72       $14.88         254,658

AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.14       $13.24          61,190
   01/01/2010 to 12/31/2010               $13.24       $14.78         114,002
   01/01/2011 to 12/31/2011               $14.78       $12.56          75,035

AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $13.07          49,463
   01/01/2010 to 12/31/2010               $13.07       $14.16         140,823
   01/01/2011 to 12/31/2011               $14.16       $12.08          92,030

AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $10.82               0
   01/01/2010 to 12/31/2010               $10.82       $11.69          77,776
   01/01/2011 to 12/31/2011               $11.69       $12.83      10,513,694

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.55         201,691
   01/01/2010 to 12/31/2010               $13.55       $14.17         337,387
   01/01/2011 to 12/31/2011               $14.17       $12.56         228,979

AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $12.70          46,704
   01/01/2010 to 12/31/2010               $12.70       $14.02          58,656
   01/01/2011 to 12/31/2011               $14.02       $13.10          41,926

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.05          96,778
   01/01/2010 to 12/31/2010               $12.05       $13.33         144,043
   01/01/2011 to 12/31/2011               $13.33       $14.33         212,784

AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $12.68         132,749
   01/01/2010 to 12/31/2010               $12.68       $14.82         244,736
   01/01/2011 to 12/31/2011               $14.82       $14.32         174,151

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.12        137,082
   01/01/2010 to 12/31/2010               $12.12       $13.33        212,508
   01/01/2011 to 12/31/2011               $13.33       $12.93        145,330

AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.20         75,379
   01/01/2010 to 12/31/2010               $13.20       $15.91        137,053
   01/01/2011 to 12/31/2011               $15.91       $14.99         95,278

AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009               $10.00       $ 9.84        534,643
   01/01/2010 to 12/31/2010               $ 9.84       $ 9.60        722,156
   01/01/2011 to 12/31/2011               $ 9.60       $ 9.37        650,694

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.68         57,122
   01/01/2010 to 12/31/2010               $13.68       $16.47        137,131
   01/01/2011 to 12/31/2011               $16.47       $15.67         98,601

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.33         38,133
   01/01/2010 to 12/31/2010               $12.33       $15.48        103,428
   01/01/2011 to 12/31/2011               $15.48       $15.35         88,711

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.93       $12.04         49,314
   01/01/2010 to 12/31/2010               $12.04       $14.12         97,356
   01/01/2011 to 04/29/2011               $14.12       $15.80              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.46        218,191
   01/01/2010 to 12/31/2010               $10.46       $10.60        494,017
   01/01/2011 to 12/31/2011               $10.60       $10.57        438,828

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $11.02      2,350,903
   01/01/2010 to 12/31/2010               $11.02       $11.58      4,777,220
   01/01/2011 to 12/31/2011               $11.58       $11.66      3,685,504

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.58      3,351,135
   01/01/2010 to 12/31/2010               $11.58       $12.49      4,703,974
   01/01/2011 to 12/31/2011               $12.49       $12.30      3,873,239

AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $13.10         50,705
   01/01/2010 to 12/31/2010               $13.10       $17.43        138,778
   01/01/2011 to 12/31/2011               $17.43       $16.84        100,627

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.91        36,288
   01/01/2010 to 12/31/2010               $12.91       $15.87        74,369
   01/01/2011 to 12/31/2011               $15.87       $14.55        47,102

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.87        40,037
   01/01/2010 to 12/31/2010               $12.87       $14.22        70,046
   01/01/2011 to 12/31/2011               $14.22       $13.64        66,528

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.08       174,116
   01/01/2010 to 12/31/2010               $11.08       $11.43       296,195
   01/01/2011 to 12/31/2011               $11.43       $11.61       235,612

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.13       183,514
   01/01/2010 to 12/31/2010               $13.13       $14.83       316,786
   01/01/2011 to 12/31/2011               $14.83       $14.22       215,988

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.73       406,240
   01/01/2010 to 12/31/2010               $10.73       $11.28       671,704
   01/01/2011 to 12/31/2011               $11.28       $11.67       540,443

EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009               $10.05       $12.70         3,875
   01/01/2010 to 07/16/2010               $12.70       $12.02             0

EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009               $ 9.89       $12.81         1,263
   01/01/2010 to 07/16/2010               $12.81       $11.91             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $12.03       $14.49         4,743
   01/01/2011 to 12/31/2011               $14.49       $12.33         3,833

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.91       $14.97         6,279
   01/01/2011 to 12/31/2011               $14.97       $13.82         5,270


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF HAV OR EBP & LT5 OR GMWB, HAV & EBP OR WITH ANY ONE COMBO 5% OR HDV AND GMWB OR COMBO 5%/HAV AND HD GRO/GRO PLUS 2008 OR HAV, EBP AND HD GRO OR HD GRO 60 BPS AND HAV OR GRO PLUS 2008 60 BPS
                                AND HAV (2.50%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         769,273
   01/01/2006 to 12/31/2006               $10.01       $10.91       7,709,270
   01/01/2007 to 12/31/2007               $10.91       $11.61      13,424,715
   01/01/2008 to 12/31/2008               $11.61       $ 7.72       9,794,274
   01/01/2009 to 12/31/2009               $ 7.72       $ 9.36       9,176,774
   01/01/2010 to 12/31/2010               $ 9.36       $10.22       9,120,739
   01/01/2011 to 12/31/2011               $10.22       $ 9.70       8,340,337

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $11.89       $11.96          15,334
   01/01/2006 to 12/31/2006               $11.96       $13.63           9,301
   01/01/2007 to 12/31/2007               $13.63       $13.27          11,829
   01/01/2008 to 12/31/2008               $13.27       $ 8.44          13,191
   01/01/2009 to 12/31/2009               $ 8.44       $ 9.69          46,726
   01/01/2010 to 12/31/2010               $ 9.69       $10.76          84,696
   01/01/2011 to 12/31/2011               $10.76       $10.87          74,554

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02          70,575
   01/01/2006 to 12/31/2006               $10.02       $10.80       1,746,072
   01/01/2007 to 12/31/2007               $10.80       $11.49       4,458,693
   01/01/2008 to 12/31/2008               $11.49       $ 7.98       4,321,571
   01/01/2009 to 12/31/2009               $ 7.98       $ 9.60       4,400,120
   01/01/2010 to 12/31/2010               $ 9.60       $10.51       4,724,825
   01/01/2011 to 12/31/2011               $10.51       $10.12       4,223,929

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $12.48       $13.06         20,481
   01/01/2006 to 12/31/2006               $13.06       $15.50         24,606
   01/01/2007 to 12/31/2007               $15.50       $15.29         33,434
   01/01/2008 to 12/31/2008               $15.29       $ 9.35         36,417
   01/01/2009 to 12/31/2009               $ 9.35       $10.78         41,463
   01/01/2010 to 12/31/2010               $10.78       $11.82         59,090
   01/01/2011 to 12/31/2011               $11.82       $11.47         41,624

AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.22        656,950
   01/01/2009 to 12/31/2009               $11.22       $10.90        730,606
   01/01/2010 to 12/31/2010               $10.90       $11.63        523,261
   01/01/2011 to 12/31/2011               $11.63       $12.06        473,027

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.31         93,200
   01/01/2010 to 12/31/2010               $ 9.31       $10.04        113,300
   01/01/2011 to 12/31/2011               $10.04       $10.73        207,529

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.69        409,544
   01/01/2011 to 12/31/2011               $10.69       $11.61      1,362,227

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $11.96        616,319
   01/01/2009 to 12/31/2009               $11.96       $10.95        702,534
   01/01/2010 to 12/31/2010               $10.95       $11.87        463,157
   01/01/2011 to 12/31/2011               $11.87       $13.15      1,874,973

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.02        407,383
   01/01/2009 to 12/31/2009               $12.02       $10.82        397,542
   01/01/2010 to 12/31/2010               $10.82       $11.75        376,845
   01/01/2011 to 12/31/2011               $11.75       $13.28        299,580

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.73         26,973
   01/01/2010 to 12/31/2010               $ 8.73       $ 9.52        158,180
   01/01/2011 to 12/31/2011               $ 9.52       $11.01         30,219

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.93        234,930
   01/01/2011 to 12/31/2011               $10.93       $12.82      1,098,426

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.94        643,997

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00       1,368,846
   01/01/2006 to 12/31/2006               $10.00       $11.08      12,654,379
   01/01/2007 to 12/31/2007               $11.08       $11.86      24,127,022
   01/01/2008 to 12/31/2008               $11.86       $ 7.52      16,392,108
   01/01/2009 to 12/31/2009               $ 7.52       $ 9.19      15,447,384
   01/01/2010 to 12/31/2010               $ 9.19       $10.16      15,150,836
   01/01/2011 to 12/31/2011               $10.16       $ 9.67      13,177,505

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $14.99       $15.76          20,509
   01/01/2006 to 12/31/2006               $15.76       $21.01          34,372
   01/01/2007 to 12/31/2007               $21.01       $16.40          20,153
   01/01/2008 to 12/31/2008               $16.40       $10.38          35,655
   01/01/2009 to 12/31/2009               $10.38       $13.36          36,560
   01/01/2010 to 12/31/2010               $13.36       $16.76         147,356
   01/01/2011 to 12/31/2011               $16.76       $17.42          77,620

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.64          53,866
   01/01/2005 to 12/31/2005               $12.64       $13.49         565,771
   01/01/2006 to 12/31/2006               $13.49       $14.85         447,606
   01/01/2007 to 12/31/2007               $14.85       $16.10         364,297
   01/01/2008 to 12/31/2008               $16.10       $ 8.77         349,875
   01/01/2009 to 12/31/2009               $ 8.77       $11.35         309,404
   01/01/2010 to 12/31/2010               $11.35       $14.67         247,426
   01/01/2011 to 12/31/2011               $14.67       $12.43         239,050

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.50         228,955
   01/01/2005 to 12/31/2005               $11.50       $11.75       2,705,503
   01/01/2006 to 12/31/2006               $11.75       $13.43       1,822,699
   01/01/2007 to 12/31/2007               $13.43       $13.76       1,543,446
   01/01/2008 to 12/31/2008               $13.76       $ 7.96       1,454,713
   01/01/2009 to 12/31/2009               $ 7.96       $ 9.25       1,405,920
   01/01/2010 to 12/31/2010               $ 9.25       $10.18       1,247,404
   01/01/2011 to 12/31/2011               $10.18       $ 9.38       1,058,858

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.91          33,665
   01/01/2005 to 12/31/2005               $11.91       $12.17         369,860
   01/01/2006 to 12/31/2006               $12.17       $12.61         271,316
   01/01/2007 to 12/31/2007               $12.61       $14.67         213,414
   01/01/2008 to 12/31/2008               $14.67       $ 8.47         183,064
   01/01/2009 to 12/31/2009               $ 8.47       $12.97         150,660
   01/01/2010 to 12/31/2010               $12.97       $15.15         182,054
   01/01/2011 to 12/31/2011               $15.15       $14.34         122,494

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.94        135,829
   01/01/2005 to 12/31/2005               $11.94       $13.57      1,293,920
   01/01/2006 to 12/31/2006               $13.57       $16.00        963,415
   01/01/2007 to 12/31/2007               $16.00       $18.57        790,932
   01/01/2008 to 12/31/2008               $18.57       $ 9.01        833,518
   01/01/2009 to 12/31/2009               $ 9.01       $11.89        703,197
   01/01/2010 to 12/31/2010               $11.89       $13.27        620,533
   01/01/2011 to 12/31/2011               $13.27       $11.27        575,086

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.70          5,736
   01/01/2005 to 12/31/2005               $12.70       $14.09         43,459
   01/01/2006 to 12/31/2006               $14.09       $17.51        121,348
   01/01/2007 to 12/31/2007               $17.51       $20.10        187,309
   01/01/2008 to 12/31/2008               $20.10       $10.98        182,276
   01/01/2009 to 12/31/2009               $10.98       $13.97        149,754
   01/01/2010 to 12/31/2010               $13.97       $15.13        125,806
   01/01/2011 to 12/31/2011               $15.13       $12.90        105,132

AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008              $10.01       $10.89              0
   01/01/2009 to 12/31/2009               $10.89       $11.82              0
   01/01/2010 to 12/31/2010               $11.82       $12.77              0
   01/01/2011 to 12/31/2011               $12.77       $14.00              0

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.32         20,718
   01/01/2005 to 12/31/2005               $12.32       $13.34        106,225
   01/01/2006 to 12/31/2006               $13.34       $15.97         82,946
   01/01/2007 to 12/31/2007               $15.97       $17.04         77,659
   01/01/2008 to 12/31/2008               $17.04       $ 9.74         79,562
   01/01/2009 to 12/31/2009               $ 9.74       $12.90        122,994
   01/01/2010 to 12/31/2010               $12.90       $13.48         76,401
   01/01/2011 to 12/31/2011               $13.48       $11.94         46,934

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.75         23,032
   01/01/2005 to 12/31/2005               $11.75       $12.19        143,888
   01/01/2006 to 12/31/2006               $12.19       $14.08        350,356
   01/01/2007 to 12/31/2007               $14.08       $13.32        519,815
   01/01/2008 to 12/31/2008               $13.32       $ 7.60        548,258
   01/01/2009 to 12/31/2009               $ 7.60       $ 8.85        472,453
   01/01/2010 to 12/31/2010               $ 8.85       $ 9.76        410,002
   01/01/2011 to 12/31/2011               $ 9.76       $ 9.12        338,670

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.88         85,669
   01/01/2005 to 12/31/2005               $10.88       $10.73        725,723
   01/01/2006 to 12/31/2006               $10.73       $11.49        538,793
   01/01/2007 to 12/31/2007               $11.49       $11.88        442,880
   01/01/2008 to 12/31/2008               $11.88       $ 8.89        353,757
   01/01/2009 to 12/31/2009               $ 8.89       $11.67        366,511
   01/01/2010 to 12/31/2010               $11.67       $12.91        283,670
   01/01/2011 to 12/31/2011               $12.91       $13.86        228,888

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.61        263,104
   01/01/2005 to 12/31/2005               $11.61       $12.09      2,709,441
   01/01/2006 to 12/31/2006               $12.09       $12.64      2,285,303
   01/01/2007 to 12/31/2007               $12.64       $14.17      1,988,621
   01/01/2008 to 12/31/2008               $14.17       $ 7.78      1,923,113
   01/01/2009 to 12/31/2009               $ 7.78       $ 9.85      1,708,321
   01/01/2010 to 12/31/2010               $ 9.85       $11.50      1,431,391
   01/01/2011 to 12/31/2011               $11.50       $11.11      1,187,254

AST MFS GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.00         33,939
   01/01/2005 to 12/31/2005               $11.00       $11.41        282,113
   01/01/2006 to 12/31/2006               $11.41       $12.20        201,367
   01/01/2007 to 12/31/2007               $12.20       $13.69        156,590
   01/01/2008 to 12/31/2008               $13.69       $ 8.50        146,312
   01/01/2009 to 12/31/2009               $ 8.50       $10.30        156,138
   01/01/2010 to 12/31/2010               $10.30       $11.33        151,020
   01/01/2011 to 12/31/2011               $11.33       $10.98        104,267

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $12.11       $12.45         10,096
   01/01/2006 to 12/31/2006               $12.45       $13.87          8,659
   01/01/2007 to 12/31/2007               $13.87       $13.89         13,084
   01/01/2008 to 12/31/2008               $13.89       $ 8.38         34,218
   01/01/2009 to 12/31/2009               $ 8.38       $11.35         33,244
   01/01/2010 to 12/31/2010               $11.35       $13.67         61,093
   01/01/2011 to 12/31/2011               $13.67       $12.87         43,836

AST MONEY MARKET PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $ 9.79         61,321
   01/01/2005 to 12/31/2005               $ 9.79       $ 9.81        668,385
   01/01/2006 to 12/31/2006               $ 9.81       $10.00        326,626
   01/01/2007 to 12/31/2007               $10.00       $10.23        858,633
   01/01/2008 to 12/31/2008               $10.23       $10.22      1,415,779
   01/01/2009 to 12/31/2009               $10.22       $ 9.99      1,054,612
   01/01/2010 to 12/31/2010               $ 9.99       $ 9.74        306,725
   01/01/2011 to 12/31/2011               $ 9.74       $ 9.50        349,258

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.97         95,076
   01/01/2005 to 12/31/2005               $12.97       $14.18        576,056
   01/01/2006 to 12/31/2006               $14.18       $15.31        426,677
   01/01/2007 to 12/31/2007               $15.31       $15.40        354,002
   01/01/2008 to 12/31/2008               $15.40       $ 8.67        309,446
   01/01/2009 to 12/31/2009               $ 8.67       $11.89        263,430
   01/01/2010 to 12/31/2010               $11.89       $14.31        277,336
   01/01/2011 to 12/31/2011               $14.31       $13.60        200,064

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $11.79       $12.95         41,730
   01/01/2006 to 12/31/2006               $12.95       $14.40         39,249
   01/01/2007 to 12/31/2007               $14.40       $17.16         43,581
   01/01/2008 to 12/31/2008               $17.16       $ 9.50         40,390
   01/01/2009 to 12/31/2009               $ 9.50       $12.03         39,719
   01/01/2010 to 12/31/2010               $12.03       $15.09         64,701
   01/01/2011 to 12/31/2011               $15.09       $14.96         48,470

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.03          3,398
   01/01/2005 to 12/31/2005               $11.03       $10.79          7,166
   01/01/2006 to 12/31/2006               $10.79       $11.34         23,735
   01/01/2007 to 12/31/2007               $11.34       $13.13         14,955
   01/01/2008 to 12/31/2008               $13.13       $ 7.35          9,096
   01/01/2009 to 12/31/2009               $ 7.35       $ 8.79          7,049
   01/01/2010 to 12/31/2010               $ 8.79       $10.30         10,882
   01/01/2011 to 04/29/2011               $10.30       $11.52              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $ 9.96        240,337
   01/01/2005 to 12/31/2005               $ 9.96       $ 9.87      1,998,602
   01/01/2006 to 12/31/2006               $ 9.87       $ 9.99      1,612,557
   01/01/2007 to 12/31/2007               $ 9.99       $10.40      1,436,855
   01/01/2008 to 12/31/2008               $10.40       $10.25        925,839
   01/01/2009 to 12/31/2009               $10.25       $11.02        933,753
   01/01/2010 to 12/31/2010               $11.02       $11.16        827,745
   01/01/2011 to 12/31/2011               $11.16       $11.13        670,827

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.32        323,335
   01/01/2005 to 12/31/2005               $10.32       $10.31        839,171
   01/01/2006 to 12/31/2006               $10.31       $10.43      1,377,323
   01/01/2007 to 12/31/2007               $10.43       $11.01      1,587,154
   01/01/2008 to 12/31/2008               $11.01       $10.49      1,079,087
   01/01/2009 to 12/31/2009               $10.49       $11.92      1,076,268
   01/01/2010 to 12/31/2010               $11.92       $12.52      1,380,066
   01/01/2011 to 12/31/2011               $12.52       $12.60        915,620

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         21,006
   01/01/2006 to 12/31/2006               $10.03       $10.56        731,431
   01/01/2007 to 12/31/2007               $10.56       $11.19      2,193,376
   01/01/2008 to 12/31/2008               $11.19       $ 8.79      4,342,819
   01/01/2009 to 12/31/2009               $ 8.79       $10.28      5,422,757
   01/01/2010 to 12/31/2010               $10.28       $11.08      5,386,866
   01/01/2011 to 12/31/2011               $11.08       $10.92      5,146,697

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $ 9.32          1,043
   01/01/2005 to 12/31/2005               $ 9.32       $ 9.23         24,623
   01/01/2006 to 12/31/2006               $ 9.23       $10.13         77,033
   01/01/2007 to 12/31/2007               $10.13       $10.58        115,278
   01/01/2008 to 12/31/2008               $10.58       $ 6.71        110,050
   01/01/2009 to 12/31/2009               $ 6.71       $ 8.76        102,751
   01/01/2010 to 12/31/2010               $ 8.76       $11.65        106,941
   01/01/2011 to 12/31/2011               $11.65       $11.25         86,129

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.11         91,011
   01/01/2005 to 12/31/2005               $12.11       $12.59        705,874
   01/01/2006 to 12/31/2006               $12.59       $14.74        545,945
   01/01/2007 to 12/31/2007               $14.74       $13.56        551,748
   01/01/2008 to 12/31/2008               $13.56       $ 9.29        476,508
   01/01/2009 to 12/31/2009               $ 9.29       $11.51        430,710
   01/01/2010 to 12/31/2010               $11.51       $14.14        403,813
   01/01/2011 to 12/31/2011               $14.14       $12.96        319,318

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.86         57,669
   01/01/2005 to 12/31/2005               $11.86       $12.21        207,462
   01/01/2006 to 12/31/2006               $12.21       $14.44        383,107
   01/01/2007 to 12/31/2007               $14.44       $13.58        477,745
   01/01/2008 to 12/31/2008               $13.58       $ 7.69        498,738
   01/01/2009 to 12/31/2009               $ 7.69       $ 9.29        395,365
   01/01/2010 to 12/31/2010               $ 9.29       $10.25        326,522
   01/01/2011 to 12/31/2011               $10.25       $ 9.83        255,868

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.94         43,652
   01/01/2005 to 12/31/2005               $10.94       $10.19        769,442
   01/01/2006 to 12/31/2006               $10.19       $10.56        567,601
   01/01/2007 to 12/31/2007               $10.56       $11.29        433,996
   01/01/2008 to 12/31/2008               $11.29       $10.74        267,335
   01/01/2009 to 12/31/2009               $10.74       $11.74        308,610
   01/01/2010 to 12/31/2010               $11.74       $12.10        283,695
   01/01/2011 to 12/31/2011               $12.10       $12.28        212,551

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.57         4,945
   01/01/2005 to 12/31/2005               $10.57       $12.00        16,121
   01/01/2006 to 12/31/2006               $12.00       $12.36       314,236
   01/01/2007 to 12/31/2007               $12.36       $13.04       527,304
   01/01/2008 to 12/31/2008               $13.04       $ 7.56       518,624
   01/01/2009 to 12/31/2009               $ 7.56       $11.30       474,948
   01/01/2010 to 12/31/2010               $11.30       $12.76       399,298
   01/01/2011 to 12/31/2011               $12.76       $12.23       296,030

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        83,937
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.21       293,361
   01/01/2009 to 12/31/2009               $ 9.21       $10.03       318,217
   01/01/2010 to 12/31/2010               $10.03       $10.54       312,892
   01/01/2011 to 12/31/2011               $10.54       $10.90       279,482

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2004 to 12/31/2004                   --       $12.36         2,878
   01/01/2005 to 12/31/2005               $12.36       $13.98         1,440
   01/01/2006 to 12/31/2006               $13.98       $16.79         3,788
   01/01/2007 to 12/31/2007               $16.79       $18.82         9,987
   01/01/2008 to 12/31/2008               $18.82       $10.74         4,960
   01/01/2009 to 12/31/2009               $10.74       $12.14         4,499
   01/01/2010 to 07/16/2010               $12.14       $11.47             0

EVERGREEN VA OMEGA FUND
   01/01/2004 to 12/31/2004                   --       $10.92        30,383
   01/01/2005 to 12/31/2005               $10.92       $11.05        15,579
   01/01/2006 to 12/31/2006               $11.05       $11.43         4,049
   01/01/2007 to 12/31/2007               $11.43       $12.47         1,407
   01/01/2008 to 12/31/2008               $12.47       $ 8.85         1,407
   01/01/2009 to 12/31/2009               $ 8.85       $12.43         5,090
   01/01/2010 to 07/16/2010               $12.43       $11.55             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.49       $13.84         3,301
   01/01/2011 to 12/31/2011               $13.84       $11.77         2,313

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.55       $14.51        15,512
   01/01/2011 to 12/31/2011               $14.51       $13.39        12,341


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS OR GRO PLUS 2008 60
                          BPS AND HAV 40 BPS (2.65%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.66       $ 9.30       159,301
   01/01/2010 to 12/31/2010               $ 9.30       $10.14       212,391
   01/01/2011 to 12/31/2011               $10.14       $ 9.61       105,066

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.70       $ 8.26        53,149
   01/01/2010 to 12/31/2010               $ 8.26       $ 9.15        55,133
   01/01/2011 to 12/31/2011               $ 9.15       $ 9.23        13,061

AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.97       $ 9.54       676,115
   01/01/2010 to 12/31/2010               $ 9.54       $10.43       803,521
   01/01/2011 to 12/31/2011               $10.43       $10.03       368,297

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.93       $ 8.71        23,375
   01/01/2010 to 12/31/2010               $ 8.71       $ 9.54        49,989
   01/01/2011 to 12/31/2011               $ 9.54       $ 9.24        18,206

AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009               $ 9.96       $ 9.95             0
   01/01/2010 to 12/31/2010               $ 9.95       $10.59             0
   01/01/2011 to 12/31/2011               $10.59       $10.97             0

AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009               $ 9.94       $ 9.57         5,603
   01/01/2010 to 12/31/2010               $ 9.57       $10.30       156,943
   01/01/2011 to 12/31/2011               $10.30       $11.00       575,620

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.67       310,356
   01/01/2011 to 12/31/2011               $10.67       $11.57       645,073

AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009               $ 9.92       $ 9.64             0
   01/01/2010 to 12/31/2010               $ 9.64       $10.43             0
   01/01/2011 to 12/31/2011               $10.43       $11.53       794,107

AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009               $ 9.91       $ 9.54             0
   01/01/2010 to 12/31/2010               $ 9.54       $10.34         6,929
   01/01/2011 to 12/31/2011               $10.34       $11.67             0

AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009               $ 9.88       $ 9.21             0
   01/01/2010 to 12/31/2010               $ 9.21       $10.03       100,282
   01/01/2011 to 12/31/2011               $10.03       $11.59         8,944

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.91        64,449
   01/01/2011 to 12/31/2011               $10.91       $12.78       706,219

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.92       329,141

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.48       $ 9.13       708,219
   01/01/2010 to 12/31/2010               $ 9.13       $10.08       749,579
   01/01/2011 to 12/31/2011               $10.08       $ 9.58       281,330

AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.68       $10.04        39,209
   01/01/2010 to 12/31/2010               $10.04       $12.58        51,647
   01/01/2011 to 12/31/2011               $12.58       $13.05        12,690

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.01       $ 9.09        19,394
   01/01/2010 to 12/31/2010               $ 9.09       $11.73        35,005
   01/01/2011 to 12/31/2011               $11.73       $ 9.92        19,569

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.64       $ 7.97         6,997
   01/01/2010 to 12/31/2010               $ 7.97       $ 8.76        13,269
   01/01/2011 to 12/31/2011               $ 8.76       $ 8.05         4,169

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.32       $11.11        17,908
   01/01/2010 to 12/31/2010               $11.11       $12.96        39,965
   01/01/2011 to 12/31/2011               $12.96       $12.25        10,818

AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.48       $ 9.75        27,547
   01/01/2010 to 12/31/2010               $ 9.75       $10.86        42,682
   01/01/2011 to 12/31/2011               $10.86       $ 9.21        14,523

AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.11       $10.46        44,606
   01/01/2010 to 12/31/2010               $10.46       $11.31        49,149
   01/01/2011 to 12/31/2011               $11.31       $ 9.63        11,615

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.60       $10.15         9,545
   01/01/2010 to 12/31/2010               $10.15       $10.59        37,715
   01/01/2011 to 12/31/2011               $10.59       $ 9.37        12,895

AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 5.99       $ 7.55        12,659
   01/01/2010 to 12/31/2010               $ 7.55       $ 8.32         4,760
   01/01/2011 to 12/31/2011               $ 8.32       $ 7.76         3,241

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.89       $10.66        27,186
   01/01/2010 to 12/31/2010               $10.66       $11.77        21,065
   01/01/2011 to 12/31/2011               $11.77       $12.63        24,541

AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.91       $ 8.75        37,494
   01/01/2010 to 12/31/2010               $ 8.75       $10.20        63,578
   01/01/2011 to 12/31/2011               $10.20       $ 9.84        22,561

AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.93       $ 9.58         7,736
   01/01/2010 to 12/31/2010               $ 9.58       $10.51         8,723
   01/01/2011 to 12/31/2011               $10.51       $10.18         3,745

AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.05       $ 9.30         8,401
   01/01/2010 to 12/31/2010               $ 9.30       $11.19        30,309
   01/01/2011 to 12/31/2011               $11.19       $10.52        11,640

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009               $10.32       $10.14       186,292
   01/01/2010 to 12/31/2010               $10.14       $ 9.88        56,299
   01/01/2011 to 12/31/2011               $ 9.88       $ 9.62        49,295

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.67       $ 8.99        13,800
   01/01/2010 to 12/31/2010               $ 8.99       $10.81        36,557
   01/01/2011 to 12/31/2011               $10.81       $10.26        11,055

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.41       $10.38         8,686
   01/01/2010 to 12/31/2010               $10.38       $13.00        18,742
   01/01/2011 to 12/31/2011               $13.00       $12.87         5,978

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.84       $ 8.27         9,909
   01/01/2010 to 12/31/2010               $ 8.27       $ 9.69        15,269
   01/01/2011 to 04/29/2011               $ 9.69       $10.83             0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.59       $11.07        27,342
   01/01/2010 to 12/31/2010               $11.07       $11.20        33,522
   01/01/2011 to 12/31/2011               $11.20       $11.14        14,026

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.49       $11.57       100,899
   01/01/2010 to 12/31/2010               $11.57       $12.13       259,444
   01/01/2011 to 12/31/2011               $12.13       $12.18        94,206

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.86       $10.22       159,770
   01/01/2010 to 12/31/2010               $10.22       $11.00       172,519
   01/01/2011 to 12/31/2011               $11.00       $10.81        76,467

AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.46       $ 9.76         4,989
   01/01/2010 to 12/31/2010               $ 9.76       $12.96         8,672
   01/01/2011 to 12/31/2011               $12.96       $12.49         3,795

AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.42       $ 9.59        57,584
   01/01/2010 to 12/31/2010               $ 9.59       $11.76        57,699
   01/01/2011 to 12/31/2011               $11.76       $10.77        18,951

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.07       $ 7.73        14,808
   01/01/2010 to 12/31/2010               $ 7.73       $ 8.52        17,597
   01/01/2011 to 12/31/2011               $ 8.52       $ 8.16         8,102

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.71       $10.73        31,524
   01/01/2010 to 12/31/2010               $10.73       $11.04        39,047
   01/01/2011 to 12/31/2011               $11.04       $11.19        17,715

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.57       $11.25        13,227
   01/01/2010 to 12/31/2010               $11.25       $12.68        16,377
   01/01/2011 to 12/31/2011               $12.68       $12.14         5,215

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.32       $ 9.99        50,536
   01/01/2010 to 12/31/2010               $ 9.99       $10.49        80,747
   01/01/2011 to 12/31/2011               $10.49       $10.83        33,098

EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009               $ 7.46       $ 9.41         2,694
   01/01/2010 to 07/16/2010               $ 9.41       $ 8.89             0

EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009               $ 9.09       $11.76         1,366
   01/01/2010 to 07/16/2010               $11.76       $10.93             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $ 8.91       $10.72         2,060
   01/01/2011 to 12/31/2011               $10.72       $ 9.10           775

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.93       $13.72         1,684
   01/01/2011 to 12/31/2011               $13.72       $12.64           457


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF LT5 OR HD 5, HAV & EBP OR WITH ANY COMBO 5% OR HDV & LT5 OR GMWB, HDV AND EPB OR HD GRO 60 BPS AND COMBO DB OR HD
 GRO 60 BPS, EBP AND HAV OR GRO PLUS 2008 60 BPS AND COMBO DB OR GRO PLUS 2008
                          60 BPS, EBP AND HAV (2.75%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         749,654
   01/01/2006 to 12/31/2006               $10.01       $10.88      11,657,870
   01/01/2007 to 12/31/2007               $10.88       $11.55      20,110,042
   01/01/2008 to 12/31/2008               $11.55       $ 7.66      14,373,567
   01/01/2009 to 12/31/2009               $ 7.66       $ 9.26      14,068,558
   01/01/2010 to 12/31/2010               $ 9.26       $10.09      13,024,320
   01/01/2011 to 12/31/2011               $10.09       $ 9.55      11,569,697

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.19       $10.24           1,392
   01/01/2006 to 12/31/2006               $10.24       $11.64           1,255
   01/01/2007 to 12/31/2007               $11.64       $11.30           1,285
   01/01/2008 to 12/31/2008               $11.30       $ 7.17          66,069
   01/01/2009 to 12/31/2009               $ 7.17       $ 8.21         134,326
   01/01/2010 to 12/31/2010               $ 8.21       $ 9.10         139,961
   01/01/2011 to 12/31/2011               $ 9.10       $ 9.16         130,283

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02         104,850
   01/01/2006 to 12/31/2006               $10.02       $10.77       2,978,305
   01/01/2007 to 12/31/2007               $10.77       $11.43       5,772,908
   01/01/2008 to 12/31/2008               $11.43       $ 7.92       5,683,934
   01/01/2009 to 12/31/2009               $ 7.92       $ 9.50       6,336,587
   01/01/2010 to 12/31/2010               $ 9.50       $10.38       5,939,704
   01/01/2011 to 12/31/2011               $10.38       $ 9.97       5,132,034

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $10.15       $10.62          28,998
   01/01/2006 to 12/31/2006               $10.62       $12.57           7,753
   01/01/2007 to 12/31/2007               $12.57       $12.37           8,258
   01/01/2008 to 12/31/2008               $12.37       $ 7.54          32,734
   01/01/2009 to 12/31/2009               $ 7.54       $ 8.67          94,318
   01/01/2010 to 12/31/2010               $ 8.67       $ 9.48          97,851
   01/01/2011 to 12/31/2011               $ 9.48       $ 9.18          66,863

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009              $ 9.96       $ 9.94               0
   01/01/2010 to 12/31/2010               $ 9.94       $10.58               0
   01/01/2011 to 12/31/2011               $10.58       $10.94               0

AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009              $ 9.94       $ 9.56          11,040
   01/01/2010 to 12/31/2010               $ 9.56       $10.28          93,883
   01/01/2011 to 12/31/2011               $10.28       $10.97         178,433

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.66         100,923
   01/01/2011 to 12/31/2011               $10.66       $11.55         236,487

AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009              $ 9.92       $ 9.63               0
   01/01/2010 to 12/31/2010               $ 9.63       $10.41               0
   01/01/2011 to 12/31/2011               $10.41       $11.50         498,352

AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009              $ 9.91       $ 9.53               0
   01/01/2010 to 12/31/2010               $ 9.53       $10.32               0
   01/01/2011 to 12/31/2011               $10.32       $11.64               0

AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009              $ 9.88       $ 9.21               0
   01/01/2010 to 12/31/2010               $ 9.21       $10.01           5,662
   01/01/2011 to 12/31/2011               $10.01       $11.56               0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.90           6,485
   01/01/2011 to 12/31/2011               $10.90       $12.76         220,611

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.90         115,924

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00       1,248,275
   01/01/2006 to 12/31/2006               $10.00       $11.05      18,199,900
   01/01/2007 to 12/31/2007               $11.05       $11.79      34,242,570
   01/01/2008 to 12/31/2008               $11.79       $ 7.46      22,886,838
   01/01/2009 to 12/31/2009               $ 7.46       $ 9.10      21,369,395
   01/01/2010 to 12/31/2010               $ 9.10       $10.03      20,534,825
   01/01/2011 to 12/31/2011               $10.03       $ 9.52      18,278,067

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $11.34       $11.91          1,262
   01/01/2006 to 12/31/2006               $11.91       $15.83              0
   01/01/2007 to 12/31/2007               $15.83       $12.33            824
   01/01/2008 to 12/31/2008               $12.33       $ 7.79         21,023
   01/01/2009 to 12/31/2009               $ 7.79       $ 9.99         28,425
   01/01/2010 to 12/31/2010               $ 9.99       $12.50         23,414
   01/01/2011 to 12/31/2011               $12.50       $12.96         16,257

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.86      1,308,598
   01/01/2006 to 12/31/2006               $10.86       $11.92      1,004,868
   01/01/2007 to 12/31/2007               $11.92       $12.89        886,922
   01/01/2008 to 12/31/2008               $12.89       $ 7.01        886,512
   01/01/2009 to 12/31/2009               $ 7.01       $ 9.04        783,199
   01/01/2010 to 12/31/2010               $ 9.04       $11.66        644,217
   01/01/2011 to 12/31/2011               $11.66       $ 9.85        634,564

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.17      6,507,114
   01/01/2006 to 12/31/2006               $10.17       $11.60      4,545,057
   01/01/2007 to 12/31/2007               $11.60       $11.86      4,043,618
   01/01/2008 to 12/31/2008               $11.86       $ 6.84      3,921,585
   01/01/2009 to 12/31/2009               $ 6.84       $ 7.93      3,736,575
   01/01/2010 to 12/31/2010               $ 7.93       $ 8.70      3,487,393
   01/01/2011 to 12/31/2011               $ 8.70       $ 8.00      3,233,607

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.48        817,664
   01/01/2006 to 12/31/2006               $10.48       $10.83        609,710
   01/01/2007 to 12/31/2007               $10.83       $12.57        476,675
   01/01/2008 to 12/31/2008               $12.57       $ 7.24        455,277
   01/01/2009 to 12/31/2009               $ 7.24       $11.06        368,594
   01/01/2010 to 12/31/2010               $11.06       $12.89        333,876
   01/01/2011 to 12/31/2011               $12.89       $12.16        300,190

AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $11.18      3,223,931
   01/01/2006 to 12/31/2006               $11.18       $13.16      2,271,879
   01/01/2007 to 12/31/2007               $13.16       $15.23      1,888,969
   01/01/2008 to 12/31/2008               $15.23       $ 7.37      2,040,211
   01/01/2009 to 12/31/2009               $ 7.37       $ 9.70      1,756,999
   01/01/2010 to 12/31/2010               $ 9.70       $10.80      1,629,992
   01/01/2011 to 12/31/2011               $10.80       $ 9.15      1,618,582

AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $10.61         73,916
   01/01/2006 to 12/31/2006               $10.61       $13.15        157,797
   01/01/2007 to 12/31/2007               $13.15       $15.06        256,629
   01/01/2008 to 12/31/2008               $15.06       $ 8.20        224,154
   01/01/2009 to 12/31/2009               $ 8.20       $10.41        236,523
   01/01/2010 to 12/31/2010               $10.41       $11.25        211,511
   01/01/2011 to 12/31/2011               $11.25       $ 9.56        184,715

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.91       $10.56        199,618
   01/01/2006 to 12/31/2006               $10.56       $12.61        146,199
   01/01/2007 to 12/31/2007               $12.61       $13.41        130,200
   01/01/2008 to 12/31/2008               $13.41       $ 7.65        156,046
   01/01/2009 to 12/31/2009               $ 7.65       $10.10        131,776
   01/01/2010 to 12/31/2010               $10.10       $10.53        115,802
   01/01/2011 to 12/31/2011               $10.53       $ 9.31        108,976

AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.46        208,695
   01/01/2006 to 12/31/2006               $10.46       $12.05        464,610
   01/01/2007 to 12/31/2007               $12.05       $11.37        767,352
   01/01/2008 to 12/31/2008               $11.37       $ 6.47        711,595
   01/01/2009 to 12/31/2009               $ 6.47       $ 7.51        619,447
   01/01/2010 to 12/31/2010               $ 7.51       $ 8.27        561,803
   01/01/2011 to 12/31/2011               $ 8.27       $ 7.70        505,503

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.86      1,664,015
   01/01/2006 to 12/31/2006               $ 9.86       $10.53      1,315,435
   01/01/2007 to 12/31/2007               $10.53       $10.86      1,141,313
   01/01/2008 to 12/31/2008               $10.86       $ 8.10        917,378
   01/01/2009 to 12/31/2009               $ 8.10       $10.61        769,735
   01/01/2010 to 12/31/2010               $10.61       $11.70        687,638
   01/01/2011 to 12/31/2011               $11.70       $12.54        544,117

AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.13       $10.80      6,051,062
   01/01/2006 to 12/31/2006               $10.80       $11.27      4,932,382
   01/01/2007 to 12/31/2007               $11.27       $12.60      4,332,425
   01/01/2008 to 12/31/2008               $12.60       $ 6.90      4,155,036
   01/01/2009 to 12/31/2009               $ 6.90       $ 8.71      3,679,697
   01/01/2010 to 12/31/2010               $ 8.71       $10.14      3,268,952
   01/01/2011 to 12/31/2011               $10.14       $ 9.77      2,896,966

AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.66        517,291
   01/01/2006 to 12/31/2006               $10.66       $11.37        321,176
   01/01/2007 to 12/31/2007               $11.37       $12.73        269,807
   01/01/2008 to 12/31/2008               $12.73       $ 7.88        336,505
   01/01/2009 to 12/31/2009               $ 7.88       $ 9.53        373,427
   01/01/2010 to 12/31/2010               $ 9.53       $10.45        344,635
   01/01/2011 to 12/31/2011               $10.45       $10.10        305,235

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.06       $10.26              0
   01/01/2006 to 12/31/2006               $10.26       $11.40              0
   01/01/2007 to 12/31/2007               $11.40       $11.39         11,487
   01/01/2008 to 12/31/2008               $11.39       $ 6.85         31,374
   01/01/2009 to 12/31/2009               $ 6.85       $ 9.25         45,257
   01/01/2010 to 12/31/2010               $ 9.25       $11.12         47,273
   01/01/2011 to 12/31/2011               $11.12       $10.45         40,723

AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.01        125,063
   01/01/2006 to 12/31/2006               $10.01       $10.18        103,753
   01/01/2007 to 12/31/2007               $10.18       $10.38         96,280
   01/01/2008 to 12/31/2008               $10.38       $10.35         66,488
   01/01/2009 to 12/31/2009               $10.35       $10.09        234,920
   01/01/2010 to 12/31/2010               $10.09       $ 9.82        137,154
   01/01/2011 to 12/31/2011               $ 9.82       $ 9.55        472,914

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $10.78      1,285,712
   01/01/2006 to 12/31/2006               $10.78       $11.62        950,935
   01/01/2007 to 12/31/2007               $11.62       $11.65        844,128
   01/01/2008 to 12/31/2008               $11.65       $ 6.54        807,471
   01/01/2009 to 12/31/2009               $ 6.54       $ 8.95        660,293
   01/01/2010 to 12/31/2010               $ 8.95       $10.74        566,838
   01/01/2011 to 12/31/2011               $10.74       $10.19        505,579

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.24       $11.23          1,405
   01/01/2006 to 12/31/2006               $11.23       $12.46          1,129
   01/01/2007 to 12/31/2007               $12.46       $14.80         10,034
   01/01/2008 to 12/31/2008               $14.80       $ 8.18         13,098
   01/01/2009 to 12/31/2009               $ 8.18       $10.32         15,142
   01/01/2010 to 12/31/2010               $10.32       $12.92         17,341
   01/01/2011 to 12/31/2011               $12.92       $12.78         13,465

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.01       $10.22            684
   01/01/2006 to 12/31/2006               $10.22       $10.71            698
   01/01/2007 to 12/31/2007               $10.71       $12.36            604
   01/01/2008 to 12/31/2008               $12.36       $ 6.91              0
   01/01/2009 to 12/31/2009               $ 6.91       $ 8.23          4,451
   01/01/2010 to 12/31/2010               $ 8.23       $ 9.63          4,271
   01/01/2011 to 04/29/2011               $ 9.63       $10.76              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.96      4,098,126
   01/01/2006 to 12/31/2006               $ 9.96       $10.06      3,462,277
   01/01/2007 to 12/31/2007               $10.06       $10.45      3,119,485
   01/01/2008 to 12/31/2008               $10.45       $10.27      1,831,410
   01/01/2009 to 12/31/2009               $10.27       $11.01      1,839,963
   01/01/2010 to 12/31/2010               $11.01       $11.13      1,801,999
   01/01/2011 to 12/31/2011               $11.13       $11.07      1,557,369

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.99       $10.06      1,060,546
   01/01/2006 to 12/31/2006               $10.06       $10.15      1,656,324
   01/01/2007 to 12/31/2007               $10.15       $10.69      2,012,250
   01/01/2008 to 12/31/2008               $10.69       $10.16      1,054,793
   01/01/2009 to 12/31/2009               $10.16       $11.51      1,375,344
   01/01/2010 to 12/31/2010               $11.51       $12.06      1,368,149
   01/01/2011 to 12/31/2011               $12.06       $12.10      1,237,359

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         18,697
   01/01/2006 to 12/31/2006               $10.03       $10.53      1,359,706
   01/01/2007 to 12/31/2007               $10.53       $11.13      3,034,236
   01/01/2008 to 12/31/2008               $11.13       $ 8.72      6,872,223
   01/01/2009 to 12/31/2009               $ 8.72       $10.17      6,225,654
   01/01/2010 to 12/31/2010               $10.17       $10.94      7,022,300
   01/01/2011 to 12/31/2011               $10.94       $10.75      6,797,345

AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.34         35,838
   01/01/2006 to 12/31/2006               $10.34       $11.32         85,450
   01/01/2007 to 12/31/2007               $11.32       $11.79        134,033
   01/01/2008 to 12/31/2008               $11.79       $ 7.45        105,226
   01/01/2009 to 12/31/2009               $ 7.45       $ 9.71         94,190
   01/01/2010 to 12/31/2010               $ 9.71       $12.88         86,506
   01/01/2011 to 12/31/2011               $12.88       $12.40         67,451

AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.55      1,620,167
   01/01/2006 to 12/31/2006               $10.55       $12.32      1,224,900
   01/01/2007 to 12/31/2007               $12.32       $11.30      1,300,514
   01/01/2008 to 12/31/2008               $11.30       $ 7.73      1,085,374
   01/01/2009 to 12/31/2009               $ 7.73       $ 9.54        986,424
   01/01/2010 to 12/31/2010               $ 9.54       $11.69        834,033
   01/01/2011 to 12/31/2011               $11.69       $10.69        755,910

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.22        215,250
   01/01/2006 to 12/31/2006               $10.22       $12.06        465,909
   01/01/2007 to 12/31/2007               $12.06       $11.31        698,695
   01/01/2008 to 12/31/2008               $11.31       $ 6.39        571,504
   01/01/2009 to 12/31/2009               $ 6.39       $ 7.69        533,127
   01/01/2010 to 12/31/2010               $ 7.69       $ 8.47        487,723
   01/01/2011 to 12/31/2011               $ 8.47       $ 8.10        434,285

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.95       $ 9.36      1,654,788
   01/01/2006 to 12/31/2006               $ 9.36       $ 9.68      1,204,466
   01/01/2007 to 12/31/2007               $ 9.68       $10.32      1,018,776
   01/01/2008 to 12/31/2008               $10.32       $ 9.79        548,544
   01/01/2009 to 12/31/2009               $ 9.79       $10.67        574,127
   01/01/2010 to 12/31/2010               $10.67       $10.98        590,706
   01/01/2011 to 12/31/2011               $10.98       $11.11        493,366

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $12.01              0
   01/01/2006 to 12/31/2006               $12.01       $12.34        390,337
   01/01/2007 to 12/31/2007               $12.34       $12.99        677,351
   01/01/2008 to 12/31/2008               $12.99       $ 7.51        604,930
   01/01/2009 to 12/31/2009               $ 7.51       $11.19        537,628
   01/01/2010 to 12/31/2010               $11.19       $12.61        480,201
   01/01/2011 to 12/31/2011               $12.61       $12.05        398,072

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        159,292
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.19        669,023
   01/01/2009 to 12/31/2009               $ 9.19       $ 9.97        350,809
   01/01/2010 to 12/31/2010               $ 9.97       $10.46        293,625
   01/01/2011 to 12/31/2011               $10.46       $10.78        311,846

EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005               $ 9.90       $10.90          7,851
   01/01/2006 to 12/31/2006               $10.90       $13.06          2,565
   01/01/2007 to 12/31/2007               $13.06       $14.60          2,324
   01/01/2008 to 12/31/2008               $14.60       $ 8.31            500
   01/01/2009 to 12/31/2009               $ 8.31       $ 9.37            885
   01/01/2010 to 07/16/2010               $ 9.37       $ 8.85              0

EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005               $10.02       $10.52              0
   01/01/2006 to 12/31/2006               $10.52       $10.84              0
   01/01/2007 to 12/31/2007               $10.84       $11.81              0
   01/01/2008 to 12/31/2008               $11.81       $ 8.36              0
   01/01/2009 to 12/31/2009               $ 8.36       $11.70         20,953
   01/01/2010 to 07/16/2010               $11.70       $10.87              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $ 8.86       $10.65            970
   01/01/2011 to 12/31/2011               $10.65       $ 9.04            581

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.87       $13.63         12,116
   01/01/2011 to 12/31/2011               $13.63       $12.55          5,363


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH LT5, HDV AND EBP (3.00%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01             0
   01/01/2006 to 12/31/2006               $10.01       $10.85        18,249
   01/01/2007 to 12/31/2007               $10.85       $11.49        19,931
   01/01/2008 to 12/31/2008               $11.49       $ 7.60        38,177
   01/01/2009 to 12/31/2009               $ 7.60       $ 9.17        46,682
   01/01/2010 to 12/31/2010               $ 9.17       $ 9.95        47,467
   01/01/2011 to 12/31/2011               $ 9.95       $ 9.40        47,097

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.19       $10.22             0
   01/01/2006 to 12/31/2006               $10.22       $11.58             0
   01/01/2007 to 12/31/2007               $11.58       $11.22             0
   01/01/2008 to 12/31/2008               $11.22       $ 7.10             0
   01/01/2009 to 12/31/2009               $ 7.10       $ 8.11             0
   01/01/2010 to 12/31/2010               $ 8.11       $ 8.96             0
   01/01/2011 to 12/31/2011               $ 8.96       $ 9.00             0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02             0
   01/01/2006 to 12/31/2006               $10.02       $10.74             0
   01/01/2007 to 12/31/2007               $10.74       $11.36         4,610
   01/01/2008 to 12/31/2008               $11.36       $ 7.86         4,379
   01/01/2009 to 12/31/2009               $ 7.86       $ 9.40         6,761
   01/01/2010 to 12/31/2010               $ 9.40       $10.24         4,366
   01/01/2011 to 12/31/2011               $10.24       $ 9.81         4,220

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $10.15       $10.59          0
   01/01/2006 to 12/31/2006               $10.59       $12.51          0
   01/01/2007 to 12/31/2007               $12.51       $12.28          0
   01/01/2008 to 12/31/2008               $12.28       $ 7.47          0
   01/01/2009 to 12/31/2009               $ 7.47       $ 8.56          0
   01/01/2010 to 12/31/2010               $ 8.56       $ 9.34          0
   01/01/2011 to 12/31/2011               $ 9.34       $ 9.02          0

AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009              $ 9.96       $ 9.93          0
   01/01/2010 to 12/31/2010               $ 9.93       $10.53          0
   01/01/2011 to 12/31/2011               $10.53       $10.87          0

AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009              $ 9.94       $ 9.55          0
   01/01/2010 to 12/31/2010               $ 9.55       $10.24          0
   01/01/2011 to 12/31/2011               $10.24       $10.89          0

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.63          0
   01/01/2011 to 12/31/2011               $10.63       $11.49          0

AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009              $ 9.92       $ 9.61          0
   01/01/2010 to 12/31/2010               $ 9.61       $10.37          0
   01/01/2011 to 12/31/2011               $10.37       $11.42          0

AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009              $ 9.91       $ 9.51          0
   01/01/2010 to 12/31/2010               $ 9.51       $10.28          0
   01/01/2011 to 12/31/2011               $10.28       $11.56          0

AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009              $ 9.88       $ 9.19          0
   01/01/2010 to 12/31/2010               $ 9.19       $ 9.97          0
   01/01/2011 to 12/31/2011               $ 9.97       $11.48          0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.87          0
   01/01/2011 to 12/31/2011               $10.87       $12.69          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.87             0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00             0
   01/01/2006 to 12/31/2006               $10.00       $11.02         2,672
   01/01/2007 to 12/31/2007               $11.02       $11.73        10,225
   01/01/2008 to 12/31/2008               $11.73       $ 7.40        11,699
   01/01/2009 to 12/31/2009               $ 7.40       $ 9.00        10,125
   01/01/2010 to 12/31/2010               $ 9.00       $ 9.90         9,470
   01/01/2011 to 12/31/2011               $ 9.90       $ 9.37         9,327

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $11.33       $11.88             0
   01/01/2006 to 12/31/2006               $11.88       $15.76             0
   01/01/2007 to 12/31/2007               $15.76       $12.24             0
   01/01/2008 to 12/31/2008               $12.24       $ 7.71             0
   01/01/2009 to 12/31/2009               $ 7.71       $ 9.87             0
   01/01/2010 to 12/31/2010               $ 9.87       $12.32             0
   01/01/2011 to 12/31/2011               $12.32       $12.73             0

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.84             0
   01/01/2006 to 12/31/2006               $10.84       $11.87             0
   01/01/2007 to 12/31/2007               $11.87       $12.80             0
   01/01/2008 to 12/31/2008               $12.80       $ 6.94             0
   01/01/2009 to 12/31/2009               $ 6.94       $ 8.93             0
   01/01/2010 to 12/31/2010               $ 8.93       $11.48             0
   01/01/2011 to 12/31/2011               $11.48       $ 9.68             0

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.15             0
   01/01/2006 to 12/31/2006               $10.15       $11.55             0
   01/01/2007 to 12/31/2007               $11.55       $11.77             0
   01/01/2008 to 12/31/2008               $11.77       $ 6.77             0
   01/01/2009 to 12/31/2009               $ 6.77       $ 7.83             0
   01/01/2010 to 12/31/2010               $ 7.83       $ 8.57             0
   01/01/2011 to 12/31/2011               $ 8.57       $ 7.86             0

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.46             0
   01/01/2006 to 12/31/2006               $10.46       $10.78             0
   01/01/2007 to 12/31/2007               $10.78       $12.48             0
   01/01/2008 to 12/31/2008               $12.48       $ 7.17             0
   01/01/2009 to 12/31/2009               $ 7.17       $10.92             0
   01/01/2010 to 12/31/2010               $10.92       $12.70             0
   01/01/2011 to 12/31/2011               $12.70       $11.95             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $11.16          0
   01/01/2006 to 12/31/2006               $11.16       $13.10          0
   01/01/2007 to 12/31/2007               $13.10       $15.12          0
   01/01/2008 to 12/31/2008               $15.12       $ 7.30          0
   01/01/2009 to 12/31/2009               $ 7.30       $ 9.58          0
   01/01/2010 to 12/31/2010               $ 9.58       $10.64          0
   01/01/2011 to 12/31/2011               $10.64       $ 8.99          0

AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $10.59          0
   01/01/2006 to 12/31/2006               $10.59       $13.09          0
   01/01/2007 to 12/31/2007               $13.09       $14.95          0
   01/01/2008 to 12/31/2008               $14.95       $ 8.12          0
   01/01/2009 to 12/31/2009               $ 8.12       $10.28          0
   01/01/2010 to 12/31/2010               $10.28       $11.08          0
   01/01/2011 to 12/31/2011               $11.08       $ 9.40          0

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.91       $10.53          0
   01/01/2006 to 12/31/2006               $10.53       $12.55          0
   01/01/2007 to 12/31/2007               $12.55       $13.32          0
   01/01/2008 to 12/31/2008               $13.32       $ 7.57          0
   01/01/2009 to 12/31/2009               $ 7.57       $ 9.98          0
   01/01/2010 to 12/31/2010               $ 9.98       $10.38          0
   01/01/2011 to 12/31/2011               $10.38       $ 9.14          0

AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.44          0
   01/01/2006 to 12/31/2006               $10.44       $11.99          0
   01/01/2007 to 12/31/2007               $11.99       $11.29          0
   01/01/2008 to 12/31/2008               $11.29       $ 6.40          0
   01/01/2009 to 12/31/2009               $ 6.40       $ 7.42          0
   01/01/2010 to 12/31/2010               $ 7.42       $ 8.14          0
   01/01/2011 to 12/31/2011               $ 8.14       $ 7.57          0

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.84          0
   01/01/2006 to 12/31/2006               $ 9.84       $10.48          0
   01/01/2007 to 12/31/2007               $10.48       $10.78          0
   01/01/2008 to 12/31/2008               $10.78       $ 8.03          0
   01/01/2009 to 12/31/2009               $ 8.03       $10.48          0
   01/01/2010 to 12/31/2010               $10.48       $11.53          0
   01/01/2011 to 12/31/2011               $11.53       $12.32          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.12       $10.78          0
   01/01/2006 to 12/31/2006               $10.78       $11.21          0
   01/01/2007 to 12/31/2007               $11.21       $12.50          0
   01/01/2008 to 12/31/2008               $12.50       $ 6.83          0
   01/01/2009 to 12/31/2009               $ 6.83       $ 8.60          0
   01/01/2010 to 12/31/2010               $ 8.60       $ 9.99          0
   01/01/2011 to 12/31/2011               $ 9.99       $ 9.60          0

AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.64          0
   01/01/2006 to 12/31/2006               $10.64       $11.32          0
   01/01/2007 to 12/31/2007               $11.32       $12.63          0
   01/01/2008 to 12/31/2008               $12.63       $ 7.81          0
   01/01/2009 to 12/31/2009               $ 7.81       $ 9.41          0
   01/01/2010 to 12/31/2010               $ 9.41       $10.30          0
   01/01/2011 to 12/31/2011               $10.30       $ 9.93          0

AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.06       $10.24          0
   01/01/2006 to 12/31/2006               $10.24       $11.34          0
   01/01/2007 to 12/31/2007               $11.34       $11.31          0
   01/01/2008 to 12/31/2008               $11.31       $ 6.78          0
   01/01/2009 to 12/31/2009               $ 6.78       $ 9.14          0
   01/01/2010 to 12/31/2010               $ 9.14       $10.96          0
   01/01/2011 to 12/31/2011               $10.96       $10.26          0

AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.99          0
   01/01/2006 to 12/31/2006               $ 9.99       $10.13          0
   01/01/2007 to 12/31/2007               $10.13       $10.31          0
   01/01/2008 to 12/31/2008               $10.31       $10.25          0
   01/01/2009 to 12/31/2009               $10.25       $ 9.97          0
   01/01/2010 to 12/31/2010               $ 9.97       $ 9.67          0
   01/01/2011 to 12/31/2011               $ 9.67       $ 9.38          0

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $10.76          0
   01/01/2006 to 12/31/2006               $10.76       $11.56          0
   01/01/2007 to 12/31/2007               $11.56       $11.57          0
   01/01/2008 to 12/31/2008               $11.57       $ 6.48          0
   01/01/2009 to 12/31/2009               $ 6.48       $ 8.84          0
   01/01/2010 to 12/31/2010               $ 8.84       $10.58          0
   01/01/2011 to 12/31/2011               $10.58       $10.01          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.23       $11.21             0
   01/01/2006 to 12/31/2006               $11.21       $12.40             0
   01/01/2007 to 12/31/2007               $12.40       $14.70             0
   01/01/2008 to 12/31/2008               $14.70       $ 8.10             0
   01/01/2009 to 12/31/2009               $ 8.10       $10.20             0
   01/01/2010 to 12/31/2010               $10.20       $12.73             0
   01/01/2011 to 12/31/2011               $12.73       $12.56             0

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.01       $10.20             0
   01/01/2006 to 12/31/2006               $10.20       $10.66             0
   01/01/2007 to 12/31/2007               $10.66       $12.27             0
   01/01/2008 to 12/31/2008               $12.27       $ 6.84             0
   01/01/2009 to 12/31/2009               $ 6.84       $ 8.13             0
   01/01/2010 to 12/31/2010               $ 8.13       $ 9.49             0
   01/01/2011 to 04/29/2011               $ 9.49       $10.59             0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.94             0
   01/01/2006 to 12/31/2006               $ 9.94       $10.01             0
   01/01/2007 to 12/31/2007               $10.01       $10.37             0
   01/01/2008 to 12/31/2008               $10.37       $10.17             0
   01/01/2009 to 12/31/2009               $10.17       $10.88             0
   01/01/2010 to 12/31/2010               $10.88       $10.96             0
   01/01/2011 to 12/31/2011               $10.96       $10.87             0

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.99       $10.04             0
   01/01/2006 to 12/31/2006               $10.04       $10.10             0
   01/01/2007 to 12/31/2007               $10.10       $10.61             0
   01/01/2008 to 12/31/2008               $10.61       $10.06             0
   01/01/2009 to 12/31/2009               $10.06       $11.37             0
   01/01/2010 to 12/31/2010               $11.37       $11.88             0
   01/01/2011 to 12/31/2011               $11.88       $11.89             0

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03             0
   01/01/2006 to 12/31/2006               $10.03       $10.50             0
   01/01/2007 to 12/31/2007               $10.50       $11.07             0
   01/01/2008 to 12/31/2008               $11.07       $ 8.65         4,182
   01/01/2009 to 12/31/2009               $ 8.65       $10.07         4,180
   01/01/2010 to 12/31/2010               $10.07       $10.80        12,907
   01/01/2011 to 12/31/2011               $10.80       $10.58        12,856

AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.31             0
   01/01/2006 to 12/31/2006               $10.31       $11.27             0
   01/01/2007 to 12/31/2007               $11.27       $11.71             0
   01/01/2008 to 12/31/2008               $11.71       $ 7.38             0
   01/01/2009 to 12/31/2009               $ 7.38       $ 9.59             0
   01/01/2010 to 12/31/2010               $ 9.59       $12.69             0
   01/01/2011 to 12/31/2011               $12.69       $12.19             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.53          0
   01/01/2006 to 12/31/2006               $10.53       $12.26          0
   01/01/2007 to 12/31/2007               $12.26       $11.22          0
   01/01/2008 to 12/31/2008               $11.22       $ 7.65          0
   01/01/2009 to 12/31/2009               $ 7.65       $ 9.42          0
   01/01/2010 to 12/31/2010               $ 9.42       $11.52          0
   01/01/2011 to 12/31/2011               $11.52       $10.51          0

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.20          0
   01/01/2006 to 12/31/2006               $10.20       $12.00          0
   01/01/2007 to 12/31/2007               $12.00       $11.22          0
   01/01/2008 to 12/31/2008               $11.22       $ 6.33          0
   01/01/2009 to 12/31/2009               $ 6.33       $ 7.60          0
   01/01/2010 to 12/31/2010               $ 7.60       $ 8.35          0
   01/01/2011 to 12/31/2011               $ 8.35       $ 7.96          0

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.95       $ 9.34          0
   01/01/2006 to 12/31/2006               $ 9.34       $ 9.63          0
   01/01/2007 to 12/31/2007               $ 9.63       $10.24          0
   01/01/2008 to 12/31/2008               $10.24       $ 9.69          0
   01/01/2009 to 12/31/2009               $ 9.69       $10.54          0
   01/01/2010 to 12/31/2010               $10.54       $10.81          0
   01/01/2011 to 12/31/2011               $10.81       $10.92          0

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $11.98          0
   01/01/2006 to 12/31/2006               $11.98       $12.28          0
   01/01/2007 to 12/31/2007               $12.28       $12.89          0
   01/01/2008 to 12/31/2008               $12.89       $ 7.43          0
   01/01/2009 to 12/31/2009               $ 7.43       $11.06          0
   01/01/2010 to 12/31/2010               $11.06       $12.42          0
   01/01/2011 to 12/31/2011               $12.42       $11.84          0

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.96          0
   01/01/2008 to 12/31/2008               $ 9.96       $ 9.16          0
   01/01/2009 to 12/31/2009               $ 9.16       $ 9.92          0
   01/01/2010 to 12/31/2010               $ 9.92       $10.37          0
   01/01/2011 to 12/31/2011               $10.37       $10.67          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005               $ 9.90       $10.88          0
   01/01/2006 to 12/31/2006               $10.88       $13.00          0
   01/01/2007 to 12/31/2007               $13.00       $14.50          0
   01/01/2008 to 12/31/2008               $14.50       $ 8.23          0
   01/01/2009 to 12/31/2009               $ 8.23       $ 9.25          0
   01/01/2010 to 07/16/2010               $ 9.25       $ 8.72          0

EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005               $10.02       $10.50          0
   01/01/2006 to 12/31/2006               $10.50       $10.79          0
   01/01/2007 to 12/31/2007               $10.79       $11.72          0
   01/01/2008 to 12/31/2008               $11.72       $ 8.28          0
   01/01/2009 to 12/31/2009               $ 8.28       $11.56          0
   01/01/2010 to 07/16/2010               $11.56       $10.72          0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $ 8.74       $10.50          0
   01/01/2011 to 12/31/2011               $10.50       $ 8.88          0

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.72       $13.43          0
   01/01/2011 to 12/31/2011               $13.43       $12.33          0


* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $11.08       $11.99       411,706
   01/01/2008 to 12/31/2008               $11.99       $ 8.09       371,911
   01/01/2009 to 12/31/2009               $ 8.09       $ 9.96       250,364
   01/01/2010 to 12/31/2010               $ 9.96       $11.04       243,717
   01/01/2011 to 12/31/2011               $11.04       $10.64       237,622

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $17.44       $17.54       228,111
   01/01/2008 to 12/31/2008               $17.54       $11.33       154,997
   01/01/2009 to 12/31/2009               $11.33       $13.21       198,496
   01/01/2010 to 12/31/2010               $13.21       $14.89       169,315
   01/01/2011 to 12/31/2011               $14.89       $15.27       162,593

AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $11.00       $11.86       133,094
   01/01/2008 to 12/31/2008               $11.86       $ 8.37       237,851
   01/01/2009 to 12/31/2009               $ 8.37       $10.22       257,542
   01/01/2010 to 12/31/2010               $10.22       $11.36       323,653
   01/01/2011 to 12/31/2011               $11.36       $11.11       402,312

AST BLACKROCK VALUE PORTFOLIO
FORMERLY, AST VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $14.65       $14.77       205,376
   01/01/2008 to 12/31/2008               $14.77       $ 9.17       175,827
   01/01/2009 to 12/31/2009               $ 9.17       $10.73       110,665
   01/01/2010 to 12/31/2010               $10.73       $11.95        84,321
   01/01/2011 to 12/31/2011               $11.95       $11.77        70,324

AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.38       161,639
   01/01/2009 to 12/31/2009               $11.38       $11.23       140,596
   01/01/2010 to 12/31/2010               $11.23       $12.16        82,764
   01/01/2011 to 12/31/2011               $12.16       $12.81        90,616

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.45           981
   01/01/2010 to 12/31/2010               $ 9.45       $10.35         1,607
   01/01/2011 to 12/31/2011               $10.35       $11.23         5,489

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.85             0
   01/01/2011 to 12/31/2011               $10.85       $11.97         1,453

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $12.13        11,683
   01/01/2009 to 12/31/2009               $12.13       $11.28         9,475
   01/01/2010 to 12/31/2010               $11.28       $12.41             0
   01/01/2011 to 12/31/2011               $12.41       $13.96         2,627

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.20         9,569
   01/01/2009 to 12/31/2009               $12.20       $11.14             0
   01/01/2010 to 12/31/2010               $11.14       $12.29         4,945
   01/01/2011 to 12/31/2011               $12.29       $14.11             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.86             0
   01/01/2010 to 12/31/2010               $ 8.86       $ 9.81         1,268
   01/01/2011 to 12/31/2011               $ 9.81       $11.53             0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $11.10         2,981
   01/01/2011 to 12/31/2011               $11.10       $13.22         6,222

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $12.12         3,562

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $11.22       $12.24       420,583
   01/01/2008 to 12/31/2008               $12.24       $ 7.88       495,503
   01/01/2009 to 12/31/2009               $ 7.88       $ 9.78       462,021
   01/01/2010 to 12/31/2010               $ 9.78       $10.98       364,312
   01/01/2011 to 12/31/2011               $10.98       $10.61       310,209

AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007 to 12/31/2007               $31.90       $24.67       155,081
   01/01/2008 to 12/31/2008               $24.67       $15.86       111,995
   01/01/2009 to 12/31/2009               $15.86       $20.71        96,981
   01/01/2010 to 12/31/2010               $20.71       $26.39        88,762
   01/01/2011 to 12/31/2011               $26.39       $27.85        75,280

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $12.62       $13.64       189,572
   01/01/2008 to 12/31/2008               $13.64       $ 7.55       125,578
   01/01/2009 to 12/31/2009               $ 7.55       $ 9.92        89,622
   01/01/2010 to 12/31/2010               $ 9.92       $13.01        81,914
   01/01/2011 to 12/31/2011               $13.01       $11.19       137,269

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/19/2007 to 12/31/2007               $28.49       $29.91       507,472
   01/01/2008 to 12/31/2008               $29.91       $17.56       379,447
   01/01/2009 to 12/31/2009               $17.56       $20.72       266,028
   01/01/2010 to 12/31/2010               $20.72       $23.16       214,419
   01/01/2011 to 12/31/2011               $23.16       $21.66       193,150

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $ 4.77       $ 5.43       362,040
   01/01/2008 to 12/31/2008               $ 5.43       $ 3.18       295,139
   01/01/2009 to 12/31/2009               $ 3.18       $ 4.95       301,894
   01/01/2010 to 12/31/2010               $ 4.95       $ 5.87       288,663
   01/01/2011 to 12/31/2011               $ 5.87       $ 5.64       242,754

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $22.26       $26.40       715,857
   01/01/2008 to 12/31/2008               $26.40       $13.01       552,699
   01/01/2009 to 12/31/2009               $13.01       $17.42       377,357
   01/01/2010 to 12/31/2010               $17.42       $19.75       307,090
   01/01/2011 to 12/31/2011               $19.75       $17.03       256,898

AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $20.79       $23.92       246,638
   01/01/2008 to 12/31/2008               $23.92       $13.26       126,470
   01/01/2009 to 12/31/2009               $13.26       $17.13       165,528
   01/01/2010 to 12/31/2010               $17.13       $18.84       155,007
   01/01/2011 to 12/31/2011               $18.84       $16.31       132,978

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007 to 12/31/2007               $24.10       $26.09       233,797
   01/01/2008 to 12/31/2008               $26.09       $15.14       128,075
   01/01/2009 to 12/31/2009               $15.14       $20.37       111,338
   01/01/2010 to 12/31/2010               $20.37       $21.61        99,329
   01/01/2011 to 12/31/2011               $21.61       $19.43        88,820

AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $26.11       $25.41       451,318
   01/01/2008 to 12/31/2008               $25.41       $14.72       267,385
   01/01/2009 to 12/31/2009               $14.72       $17.40       205,587
   01/01/2010 to 12/31/2010               $17.40       $19.50       184,694
   01/01/2011 to 12/31/2011               $19.50       $18.50       150,135

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/19/2007 to 12/31/2007               $14.26       $14.68       220,080
   01/01/2008 to 12/31/2008               $14.68       $11.16       140,679
   01/01/2009 to 12/31/2009               $11.16       $14.87       152,690
   01/01/2010 to 12/31/2010               $14.87       $16.69       119,402
   01/01/2011 to 12/31/2011               $16.69       $18.20        95,056

AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $19.69       $22.29       971,315
   01/01/2008 to 12/31/2008               $22.29       $12.43       710,826
   01/01/2009 to 12/31/2009               $12.43       $15.97       454,565
   01/01/2010 to 12/31/2010               $15.97       $18.93       364,357
   01/01/2011 to 12/31/2011               $18.93       $18.57       314,477

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $ 8.71       $ 9.99        385,830
   01/01/2008 to 12/31/2008               $ 9.99       $ 6.30        283,991
   01/01/2009 to 12/31/2009               $ 6.30       $ 7.75        357,512
   01/01/2010 to 12/31/2010               $ 7.75       $ 8.65        303,538
   01/01/2011 to 12/31/2011               $ 8.65       $ 8.52        270,926

AST MID-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $14.11       $14.12        123,018
   01/01/2008 to 12/31/2008               $14.12       $ 8.65         81,270
   01/01/2009 to 12/31/2009               $ 8.65       $11.89         67,540
   01/01/2010 to 12/31/2010               $11.89       $14.55         63,900
   01/01/2011 to 12/31/2011               $14.55       $13.91         39,508

AST MONEY MARKET PORTFOLIO
   03/19/2007 to 12/31/2007               $13.73       $14.14      2,274,112
   01/01/2008 to 12/31/2008               $14.14       $14.35      2,934,205
   01/01/2009 to 12/31/2009               $14.35       $14.25      1,421,640
   01/01/2010 to 12/31/2010               $14.25       $14.11      1,176,323
   01/01/2011 to 12/31/2011               $14.11       $13.97        824,499

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $35.44       $35.87        379,524
   01/01/2008 to 12/31/2008               $35.87       $20.51        269,632
   01/01/2009 to 12/31/2009               $20.51       $28.55        181,892
   01/01/2010 to 12/31/2010               $28.55       $34.89        147,445
   01/01/2011 to 12/31/2011               $34.89       $33.69        125,064

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $25.39       $29.67        403,400
   01/01/2008 to 12/31/2008               $29.67       $16.69        258,551
   01/01/2009 to 12/31/2009               $16.69       $21.45        202,478
   01/01/2010 to 12/31/2010               $21.45       $27.32        181,262
   01/01/2011 to 12/31/2011               $27.32       $27.50        154,240

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $10.58       $12.29        291,364
   01/01/2008 to 12/31/2008               $12.29       $ 6.99        185,040
   01/01/2009 to 12/31/2009               $ 6.99       $ 8.48        130,897
   01/01/2010 to 12/31/2010               $ 8.48       $10.10        108,496
   01/01/2011 to 04/29/2011               $10.10       $11.35              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007 to 12/31/2007               $15.85       $16.61        476,073
   01/01/2008 to 12/31/2008               $16.61       $16.63        417,181
   01/01/2009 to 12/31/2009               $16.63       $18.15        376,120
   01/01/2010 to 12/31/2010               $18.15       $18.67        283,949
   01/01/2011 to 12/31/2011               $18.67       $18.90        241,831

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007 to 12/31/2007               $19.37       $20.48       932,528
   01/01/2008 to 12/31/2008               $20.48       $19.82       673,230
   01/01/2009 to 12/31/2009               $19.82       $22.86       695,034
   01/01/2010 to 12/31/2010               $22.86       $24.38       586,949
   01/01/2011 to 12/31/2011               $24.38       $24.90       532,204

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $10.79       $11.55        89,895
   01/01/2008 to 12/31/2008               $11.55       $ 9.21       152,701
   01/01/2009 to 12/31/2009               $ 9.21       $10.94       182,513
   01/01/2010 to 12/31/2010               $10.94       $11.98       203,990
   01/01/2011 to 12/31/2011               $11.98       $11.98       173,004

AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $17.47       $18.11       238,483
   01/01/2008 to 12/31/2008               $18.11       $11.66       196,511
   01/01/2009 to 12/31/2009               $11.66       $15.45       165,746
   01/01/2010 to 12/31/2010               $15.45       $20.87       138,847
   01/01/2011 to 12/31/2011               $20.87       $20.46       118,573

AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $25.10       $23.42       357,717
   01/01/2008 to 12/31/2008               $23.42       $16.30       265,536
   01/01/2009 to 12/31/2009               $16.30       $20.49       179,703
   01/01/2010 to 12/31/2010               $20.49       $25.56       142,958
   01/01/2011 to 12/31/2011               $25.56       $23.79       125,180

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $15.28       $14.85       396,679
   01/01/2008 to 12/31/2008               $14.85       $ 8.54       201,923
   01/01/2009 to 12/31/2009               $ 8.54       $10.47       124,152
   01/01/2010 to 12/31/2010               $10.47       $11.74       109,186
   01/01/2011 to 12/31/2011               $11.74       $11.43        78,033

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007 to 12/31/2007               $15.17       $16.31       195,478
   01/01/2008 to 12/31/2008               $16.31       $15.75       157,502
   01/01/2009 to 12/31/2009               $15.75       $17.49       152,843
   01/01/2010 to 12/31/2010               $17.49       $18.30       130,474
   01/01/2011 to 12/31/2011               $18.30       $18.87       127,285

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $15.60       $16.92       156,491
   01/01/2008 to 12/31/2008               $16.92       $ 9.96       118,069
   01/01/2009 to 12/31/2009               $ 9.96       $15.12       139,111
   01/01/2010 to 12/31/2010               $15.12       $17.33        91,822
   01/01/2011 to 12/31/2011               $17.33       $16.87        92,278

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.99         5,043
   01/01/2008 to 12/31/2008               $ 9.99       $ 9.37        57,790
   01/01/2009 to 12/31/2009               $ 9.37       $10.36        14,693
   01/01/2010 to 12/31/2010               $10.36       $11.05        13,807
   01/01/2011 to 12/31/2011               $11.05       $11.60        26,245

EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/19/2007 to 12/31/2007               $17.30       $19.67        52,809
   01/01/2008 to 12/31/2008               $19.67       $11.40        35,866
   01/01/2009 to 12/31/2009               $11.40       $13.08        27,089
   01/01/2010 to 07/16/2010               $13.08       $12.47             0

EVERGREEN VA OMEGA FUND
   03/19/2007 to 12/31/2007               $10.48       $11.77         5,307
   01/01/2008 to 12/31/2008               $11.77       $ 8.49         6,360
   01/01/2009 to 12/31/2009               $ 8.49       $12.10        13,022
   01/01/2010 to 07/16/2010               $12.10       $11.34             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $12.49       $15.14        24,499
   01/01/2011 to 12/31/2011               $15.14       $13.07        29,906

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.34       $14.34         6,844
   01/01/2011 to 12/31/2011               $14.34       $13.44        14,852


* Denotes the start date of these sub-accounts

    FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011


                                  SUBACCOUNTS
      --------------------------------------------------------------------------
                                                       AST
           AST            AST           AST         SCHRODERS
         GOLDMAN        T. ROWE       AMERICAN        MULTI-
          SACHS          PRICE        CENTURY         ASSET            AST
        LARGE-CAP      LARGE-CAP       INCOME &       WORLD           MONEY
          VALUE         GROWTH         GROWTH       STRATEGIES        MARKET
        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
      -------------  -------------  ------------  -------------- --------------
ASSETS
Investment
in the
portfolios,
at fair
value.$ 585,045,700  $317,827,974  $193,742,695  $1,050,409,895  $1,291,154,111
      -------------  ------------  ------------  --------------  --------------
Net
Assets
      $ 585,045,700  $317,827,974  $193,742,695  $1,050,409,895  $1,291,154,111
      =============  ============  ============  ==============  ==============

NET ASSETS,
representing:
Accumulation
units.$ 585,045,700  $317,827,974  $193,742,695  $1,050,409,895  $1,291,154,111
      -------------  ------------  ------------  --------------  --------------
      $ 585,045,700  $317,827,974  $193,742,695  $1,050,409,895  $1,291,154,111
      =============  ============  ============  ==============  ==============

Units
outstand-
ing..    48,461,725    28,909,956    16,134,104      86,929,916     118,372,984
      =============  ============  ============  ==============  ==============

Portfolio
shares
held..   39,238,478    26,115,692    14,857,569      82,449,756   1,291,154,111
Portfolio
net asset
value
per
share.$       14.91  $      12.17  $      13.04  $        12.74  $         1.00
Investment
in
portfolio
shares,
at
cost  $ 549,498,404  $294,267,856  $169,221,926  $1,050,509,380  $1,291,154,111

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                  SUBACCOUNTS
      --------------------------------------------------------------------------
                                                      AST
           AST            AST           AST        SCHRODERS
         GOLDMAN        T. ROWE      AMERICAN        MULTI-
          SACHS          PRICE       CENTURY         ASSET           AST
        LARGE-CAP      LARGE-CAP      INCOME &       WORLD          MONEY
          VALUE         GROWTH        GROWTH       STRATEGIES       MARKET
        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
      -------------  ------------- ------------  --------------  --------------
INVESTMENT
INCOME
Dividend
income
      $   7,277,722  $          0  $  2,023,613  $   20,719,310  $      298,750
      -------------  ------------  ------------  --------------  --------------

EXPENSES
Charges to
contract
owners for
assuming
mortality
risk and
expense risk
and for
admini-
stration 12,994,977     7,177,850     3,325,726      23,545,409      24,361,972
      -------------  ------------  ------------  --------------  --------------

NET
INVESTMENT
INCOME
(LOSS)...(5,717,255)   (7,177,850)   (1,302,113)     (2,826,099)    (24,063,222)
      -------------  ------------  ------------  --------------  --------------

NET
REALIZED
AND
UNREALIZED
GAIN
(LOSS) ON
INVESTMENTS
Capital gains
distributions
received........  0             0             0      11,991,396               0
Realized
gain (loss)
on shares
redeemed
       (125,763,088)   42,753,995   (12,746,889)     52,575,379               0
Net change
in unrealized
gain (loss) on
invest-
ments..  72,851,684   (60,984,011)   13,499,154    (152,698,684)              0
      -------------  ------------  ------------  --------------  --------------

NET GAIN
(LOSS) ON
INVEST-
MENTS.  (52,911,404)  (18,230,016)      752,265     (88,131,909)              0
      -------------  ------------  ------------  --------------  --------------

NET INCREASE
(DECREASE) IN
NET ASSETS
RESULTING
FROM OPERA-
TIONS $ (58,628,659) $(25,407,866) $   (549,848) $  (90,958,008) $  (24,063,222)
      =============  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                              AST NEUBERGER                   AST
     AST        AST J.P. MORGAN      AST         BERMAN                    FEDERATED         AST           AST
COHEN & STEERS     STRATEGIC      BLACKROCK     SMALL-CAP       AST        AGGRESSIVE      MID-CAP      SMALL-CAP
    REALTY       OPPORTUNITIES      VALUE        GROWTH      HIGH YIELD      GROWTH         VALUE         VALUE
  PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO*    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------  --------------- ------------  ------------- ------------  ------------  ------------  ------------
 $144,881,512   $1,104,132,027  $115,477,726  $          0  $401,816,267  $239,041,236  $ 83,072,009  $299,669,248
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------
 $144,881,512   $1,104,132,027  $115,477,726  $          0  $401,816,267  $239,041,236  $ 83,072,009  $299,669,248
 ============   ==============  ============  ============  ============  ============  ============  ============

 $144,881,512   $1,104,132,027  $115,477,726  $          0  $401,816,267  $239,041,236  $ 83,072,009  $299,669,248
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------
 $144,881,512   $1,104,132,027  $115,477,726  $          0  $401,816,267  $239,041,236  $ 83,072,009  $299,669,248
 ============   ==============  ============  ============  ============  ============  ============  ============

    5,853,783       85,670,935     9,551,439             0    24,401,300    18,842,097     5,971,849    17,047,880
 ============   ==============  ============  ============  ============  ============  ============  ============

   22,427,479       85,591,630    13,569,651             0    55,730,411    29,805,640     7,255,197    23,614,598
 $       6.46   $        12.90  $       8.51  $       0.00  $       7.21  $       8.02  $      11.45  $      12.69
 $130,865,720   $1,012,230,828  $111,734,099  $          0  $402,108,504  $265,877,077  $ 81,628,599  $245,592,713


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                              AST NEUBERGER                   AST
     AST        AST J.P. MORGAN      AST         BERMAN                    FEDERATED         AST           AST
COHEN & STEERS     STRATEGIC      BLACKROCK     SMALL-CAP       AST        AGGRESSIVE      MID-CAP      SMALL-CAP
    REALTY       OPPORTUNITIES      VALUE        GROWTH      HIGH YIELD      GROWTH         VALUE         VALUE
  PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO*    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------  --------------- ------------  ------------- ------------  ------------  ------------  ------------

 $  1,218,117   $   11,371,953  $  1,053,530  $          0  $ 25,237,776  $  1,166,391  $    747,502  $  2,133,820
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------



    2,808,009       22,652,230     2,492,332       588,312     6,325,310     5,122,212     1,872,214     6,602,465
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

   (1,589,892)     (11,280,277)   (1,438,802)     (588,312)   18,912,466    (3,955,821)   (1,124,712)   (4,468,645)
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------
            0                0             0             0             0             0             0             0
   24,073,788       82,832,023     9,084,568    24,651,539    11,740,016    35,501,966    17,515,609     3,353,780

  (21,271,708)    (102,760,913)  (16,044,728)  (10,371,934)  (22,179,741)  (96,640,046)  (26,480,761)  (33,955,880)
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

    2,802,080      (19,928,890)   (6,960,160)   14,279,605   (10,439,725)  (61,138,080)   (8,965,152)  (30,602,100)
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

 $  1,212,188   $  (31,209,167) $ (8,398,962) $ 13,691,293  $  8,472,741  $(65,093,901) $(10,089,864) $(35,070,745)
 ============   ==============  ============  ============  ============  ============  ============  ============

*  The subaccount is unavailable for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

    FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                 AST GOLDMAN      AST GOLDMAN      AST GOLDMAN                         AST
                                                    SACHS            SACHS            SACHS            AST         LORD ABBETT
                                                 CONCENTRATED       MID-CAP         SMALL-CAP       LARGE-CAP       CORE FIXED
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $252,218,754     $176,795,619    $137,759,786    $210,441,009     $362,864,454
                                                 ------------     ------------    ------------    ------------     ------------
  Net Assets..................................   $252,218,754     $176,795,619    $137,759,786    $210,441,009     $362,864,454
                                                 ============     ============    ============    ============     ============

NET ASSETS, representing:
  Accumulation units..........................   $252,218,754     $176,795,619    $137,759,786    $210,441,009     $362,864,454
                                                 ------------     ------------    ------------    ------------     ------------
                                                 $252,218,754     $176,795,619    $137,759,786    $210,441,009     $362,864,454
                                                 ============     ============    ============    ============     ============

  Units outstanding...........................     14,654,847       18,784,372       6,118,063      19,081,743       21,912,160
                                                 ============     ============    ============    ============     ============

  Portfolio shares held.......................      9,611,995       35,288,547      13,082,601      16,701,667       32,111,899
  Portfolio net asset value per share.........   $      26.24     $       5.01    $      10.53    $      12.60     $      11.30
  Investment in portfolio shares, at cost.....   $222,615,819     $174,240,272    $126,008,860    $221,109,405     $335,603,304

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                 AST GOLDMAN      AST GOLDMAN      AST GOLDMAN                         AST
                                                    SACHS            SACHS            SACHS            AST         LORD ABBETT
                                                 CONCENTRATED       MID-CAP         SMALL-CAP       LARGE-CAP       CORE FIXED
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $    444,634     $          0    $    785,370    $  3,217,945     $  6,379,290
                                                 ------------     ------------    ------------    ------------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      4,575,119        4,271,554       2,664,923       4,254,450        6,220,945
                                                 ------------     ------------    ------------    ------------     ------------

NET INVESTMENT INCOME (LOSS)..................     (4,130,485)      (4,271,554)     (1,879,553)     (1,036,505)         158,345
                                                 ------------     ------------    ------------    ------------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0       13,848,262               0               0                0
  Realized gain (loss) on shares redeemed.....     26,701,347       35,880,797      21,090,686     (41,006,222)      32,172,358
  Net change in unrealized gain (loss) on
   investments................................    (41,394,117)     (68,329,758)    (27,236,971)     24,058,436       (3,292,183)
                                                 ------------     ------------    ------------    ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS................    (14,692,770)     (18,600,699)     (6,146,285)    (16,947,786)      28,880,175
                                                 ------------     ------------    ------------    ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(18,823,255)    $(22,872,253)   $ (8,025,838)   $(17,984,291)    $ 29,038,520
                                                 ============     ============    ============    ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                AST NEUBERGER    AST NEUBERGER                        AST            AST            AST
      AST            AST            BERMAN        BERMAN/LSV          AST        PIMCO LIMITED   PIMCO TOTAL   T. ROWE PRICE
MARSICO CAPITAL   MFS GROWTH       MID-CAP          MID-CAP        SMALL-CAP     MATURITY BOND   RETURN BOND   EQUITY INCOME
GROWTH PORTFOLIO  PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------- ------------  ---------------- --------------- ---------------- ------------- --------------  -------------
  $760,715,824   $194,860,230    $260,507,870    $321,823,112     $123,713,528   $698,888,462  $2,058,427,690  $138,958,823
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------
  $760,715,824   $194,860,230    $260,507,870    $321,823,112     $123,713,528   $698,888,462  $2,058,427,690  $138,958,823
  ============   ============    ============    ============     ============   ============  ==============  ============

  $760,715,824   $194,860,230    $260,507,870    $321,823,112     $123,713,528   $698,888,462  $2,058,427,690  $138,958,823
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------
  $760,715,824   $194,860,230    $260,507,870    $321,823,112     $123,713,528   $698,888,462  $2,058,427,690  $138,958,823
  ============   ============    ============    ============     ============   ============  ==============  ============

    60,823,714     21,613,368      13,725,370      14,976,319        7,731,366     51,458,919     129,699,948    12,887,510
  ============   ============    ============    ============     ============   ============  ==============  ============

    39,807,212     20,425,601      11,993,917      21,982,453        6,124,432     66,245,352     172,831,880    17,113,156
  $      19.11   $       9.54    $      21.72    $      14.64     $      20.20   $      10.55  $        11.91  $       8.12
  $635,171,672   $171,942,443    $237,759,943    $276,818,666     $118,949,438   $696,455,726  $2,024,405,542  $123,752,179


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                AST NEUBERGER    AST NEUBERGER                        AST            AST            AST
      AST            AST            BERMAN        BERMAN/LSV          AST        PIMCO LIMITED   PIMCO TOTAL   T. ROWE PRICE
MARSICO CAPITAL   MFS GROWTH       MID-CAP          MID-CAP        SMALL-CAP     MATURITY BOND   RETURN BOND   EQUITY INCOME
GROWTH PORTFOLIO  PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------- ------------  ---------------- --------------- ---------------- ------------- --------------  -------------

  $  2,710,490   $    793,861    $          0    $  3,562,010     $          0   $  7,346,978  $   42,790,407  $  1,823,446
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------



    16,841,564      3,703,186       4,682,145       6,472,650        2,823,963     13,331,802      39,505,706     3,148,880
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------

   (14,131,074)    (2,909,325)     (4,682,145)     (2,910,640)      (2,823,963)    (5,984,824)      3,284,701    (1,325,434)
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------

             0              0               0               0                0     13,471,974      83,141,879             0
   (43,368,325)    12,090,963       6,104,838     (28,581,324)      27,887,263    (17,266,333)     25,439,629   (28,013,055)

    18,767,710    (17,208,154)     (7,139,834)      8,653,180      (35,109,172)    14,020,031     (75,247,773)   19,114,157
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------

   (24,600,615)    (5,117,191)     (1,034,996)    (19,928,144)      (7,221,909)    10,225,672      33,333,735    (8,898,898)
  ------------   ------------    ------------    ------------     ------------   ------------  --------------  ------------

  $(38,731,689)  $ (8,026,516)   $ (5,717,141)   $(22,838,784)    $(10,045,872)  $  4,240,848  $   36,618,436  $(10,224,332)
  ============   ============    ============    ============     ============   ============  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                             SUBACCOUNTS
                                               -----------------------------------------------------------------------

                                                                  AST
                                                   AST       T. ROWE PRICE       AST             AST          AST
                                                  QMA US        NATURAL     T. ROWE PRICE   INTERNATIONAL  MFS GLOBAL
                                               EQUITY ALPHA    RESOURCES   ASSET ALLOCATION     VALUE        EQUITY
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                               ------------  ------------- ---------------- ------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $107,997,241  $255,475,538   $1,511,842,352  $134,221,901  $117,106,640
                                               ------------  ------------   --------------  ------------  ------------
  Net Assets.................................. $107,997,241  $255,475,538   $1,511,842,352  $134,221,901  $117,106,640
                                               ============  ============   ==============  ============  ============

NET ASSETS, representing:
  Accumulation units.......................... $107,997,241  $255,475,538   $1,511,842,352  $134,221,901  $117,106,640
                                               ------------  ------------   --------------  ------------  ------------
                                               $107,997,241  $255,475,538   $1,511,842,352  $134,221,901  $117,106,640
                                               ============  ============   ==============  ============  ============

  Units outstanding...........................    9,571,807     9,670,862      105,877,741    11,036,015     7,715,607
                                               ============  ============   ==============  ============  ============

  Portfolio shares held.......................    9,350,410    13,368,683       87,846,738     9,912,991    11,986,350
  Portfolio net asset value per share......... $      11.55  $      19.11   $        17.21  $      13.54  $       9.77
  Investment in portfolio shares, at cost..... $ 99,834,021  $270,371,854   $1,409,710,276  $135,331,312  $114,720,650

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                             SUBACCOUNTS
                                               -----------------------------------------------------------------------

                                                                  AST
                                                   AST       T. ROWE PRICE       AST             AST          AST
                                                  QMA US        NATURAL     T. ROWE PRICE   INTERNATIONAL  MFS GLOBAL
                                               EQUITY ALPHA    RESOURCES   ASSET ALLOCATION     VALUE        EQUITY
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                               ------------  ------------- ---------------- ------------- ------------
INVESTMENT INCOME
  Dividend income............................. $    840,481  $  2,217,949   $   18,410,480  $  2,547,686  $    676,411
                                               ------------  ------------   --------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,833,491     6,148,370       29,438,595     3,095,045     2,257,056
                                               ------------  ------------   --------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..................     (993,010)   (3,930,421)     (11,028,115)     (547,359)   (1,580,645)
                                               ------------  ------------   --------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0             0                0             0             0
  Realized gain (loss) on shares redeemed.....  (11,461,297)   21,413,168      146,998,680   (24,404,324)   11,062,750
  Net change in unrealized gain (loss) on
   investments................................   12,359,598   (96,148,761)    (169,064,948)   (4,054,056)  (21,056,789)
                                               ------------  ------------   --------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................      898,301   (74,735,593)     (22,066,268)  (28,458,380)   (9,994,039)
                                               ------------  ------------   --------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $    (94,709) $(78,666,014)  $  (33,094,383) $(29,005,739) $(11,574,684)
                                               ============  ============   ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                   AST
                                                     AST           AST           ACADEMIC          AST             AST
      AST             AST                        WELLINGTON   CAPITAL GROWTH    STRATEGIES       BALANCED      PRESERVATION
    JPMORGAN     T. ROWE PRICE       AST         MANAGEMENT       ASSET           ASSET           ASSET           ASSET
 INTERNATIONAL    GLOBAL BOND   INTERNATIONAL   HEDGED EQUITY   ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION
EQUITY PORTFOLIO   PORTFOLIO   GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- ------------- ---------------- ------------- --------------  --------------  --------------  --------------
  $170,765,426   $274,526,078    $405,957,355   $209,446,477  $3,434,051,640  $2,989,751,473  $2,435,193,261  $2,684,655,281
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------
  $170,765,426   $274,526,078    $405,957,355   $209,446,477  $3,434,051,640  $2,989,751,473  $2,435,193,261  $2,684,655,281
  ============   ============    ============   ============  ==============  ==============  ==============  ==============

  $170,765,426   $274,526,078    $405,957,355   $209,446,477  $3,434,051,640  $2,989,751,473  $2,435,193,261  $2,684,655,281
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------
  $170,765,426   $274,526,078    $405,957,355   $209,446,477  $3,434,051,640  $2,989,751,473  $2,435,193,261  $2,684,655,281
  ============   ============    ============   ============  ==============  ==============  ==============  ==============

    11,107,534     17,356,545      27,343,227     22,133,953     341,315,862     294,848,532     228,059,866     235,261,368
  ============   ============    ============   ============  ==============  ==============  ==============  ==============

     9,176,004     24,709,818      40,677,090     23,297,717     338,663,870     291,115,041     223,207,448     228,287,014
  $      18.61   $      11.11    $       9.98   $       8.99  $        10.14  $        10.27  $        10.91  $        11.76
  $176,965,984   $270,468,759    $386,931,302   $204,649,659  $3,256,614,951  $2,749,959,624  $2,290,027,682  $2,353,917,603


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                   AST
                                                     AST           AST           ACADEMIC          AST             AST
      AST             AST                        WELLINGTON   CAPITAL GROWTH    STRATEGIES       BALANCED      PRESERVATION
    JPMORGAN     T. ROWE PRICE       AST         MANAGEMENT       ASSET           ASSET           ASSET           ASSET
 INTERNATIONAL    GLOBAL BOND   INTERNATIONAL   HEDGED EQUITY   ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION
EQUITY PORTFOLIO   PORTFOLIO   GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- ------------- ---------------- ------------- --------------  --------------  --------------  --------------

  $  2,978,974   $  8,453,272    $  3,407,623   $    786,168  $   21,109,796  $   21,867,480  $   18,280,755  $   24,709,808
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------



     3,639,838      5,350,521       9,281,498      4,268,958      82,984,710      68,647,971      51,948,288      51,585,191
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------

      (660,864)     3,102,751      (5,873,875)    (3,482,790)    (61,874,914)    (46,780,491)    (33,667,533)    (26,875,383)
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------

             0      2,363,342               0              0               0               0               0               0
    (7,391,342)     2,106,360     (99,181,140)    21,953,853     241,461,820      (9,166,449)    279,047,750      63,487,770

   (21,283,390)       182,262      17,425,212    (38,094,249)   (466,961,847)   (155,428,452)   (380,354,601)    (67,893,707)
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------

   (28,674,732)     4,651,964     (81,755,928)   (16,140,396)   (225,500,027)   (164,594,901)   (101,306,851)     (4,405,937)
  ------------   ------------    ------------   ------------  --------------  --------------  --------------  --------------

  $(29,335,596)  $  7,754,715    $(87,629,803)  $(19,623,186) $ (287,374,941) $ (211,375,392) $ (134,974,384) $  (31,281,320)
  ============   ============    ============   ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                             SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                                   AST            AST        AST HORIZON   AST HORIZON        AST
                                                CLS GROWTH    CLS MODERATE     GROWTH       MODERATE     FI PYRAMIS(R)
                                                  ASSET          ASSET          ASSET         ASSET          ASSET
                                                ALLOCATION     ALLOCATION    ALLOCATION    ALLOCATION     ALLOCATION
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                               ------------  -------------  ------------  -------------  -------------
ASSETS
  Investment in the portfolios, at fair value. $498,579,817  $ 788,152,760  $547,517,727  $ 767,335,898  $271,363,870
                                               ------------  -------------  ------------  -------------  ------------
  Net Assets.................................. $498,579,817  $ 788,152,760  $547,517,727  $ 767,335,898  $271,363,870
                                               ============  =============  ============  =============  ============

NET ASSETS, representing:
  Accumulation units.......................... $498,579,817  $ 788,152,760  $547,517,727  $ 767,335,898  $271,363,870
                                               ------------  -------------  ------------  -------------  ------------
                                               $498,579,817  $ 788,152,760  $547,517,727  $ 767,335,898  $271,363,870
                                               ============  =============  ============  =============  ============

  Units outstanding...........................   49,794,863     83,953,848    56,706,824     76,501,222    29,299,088
                                               ============  =============  ============  =============  ============

  Portfolio shares held.......................   48,218,551     82,099,246    56,796,445     77,041,757    29,022,874
  Portfolio net asset value per share......... $      10.34  $        9.60  $       9.64  $        9.96  $       9.35
  Investment in portfolio shares, at cost..... $495,954,822  $ 762,976,729  $543,209,489  $ 752,266,500  $272,545,228

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                             SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                                   AST            AST        AST HORIZON   AST HORIZON        AST
                                                CLS GROWTH    CLS MODERATE     GROWTH       MODERATE     FI PYRAMIS(R)
                                                  ASSET          ASSET          ASSET         ASSET          ASSET
                                                ALLOCATION     ALLOCATION    ALLOCATION    ALLOCATION     ALLOCATION
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                               ------------  -------------  ------------  -------------  -------------
INVESTMENT INCOME
  Dividend income............................. $  1,809,163  $   3,545,487  $  2,167,440  $   4,087,964  $    752,291
                                               ------------  -------------  ------------  -------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................   11,069,499     15,575,903    11,110,346     14,540,665     6,113,984
                                               ------------  -------------  ------------  -------------  ------------

NET INVESTMENT INCOME (LOSS)..................   (9,260,336)   (12,030,416)   (8,942,906)   (10,452,701)   (5,361,693)
                                               ------------  -------------  ------------  -------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........    6,266,719     14,210,930    27,853,009     41,850,951    12,971,083
  Realized gain (loss) on shares redeemed.....   25,370,469     65,602,675    14,610,418     46,037,084     9,452,561
  Net change in unrealized gain (loss) on
   investments................................  (81,952,076)  (118,749,848)  (74,377,582)  (109,286,499)  (46,524,473)
                                               ------------  -------------  ------------  -------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................  (50,314,888)   (38,936,243)  (31,914,155)   (21,398,464)  (24,100,829)
                                               ------------  -------------  ------------  -------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $(59,575,224) $ (50,966,659) $(40,857,061) $ (31,851,165) $(29,462,522)
                                               ============  =============  ============  =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

     AST                        COLUMBIA                                         COLUMBIA VARIABLE   COLUMBIA   PRUDENTIAL SP
WESTERN ASSET                   VARIABLE      COLUMBIA FEDERAL COLUMBIA VARIABLE PORTFOLIO - SMALL  LARGE CAP   INTERNATIONAL
  CORE PLUS     DAVIS VALUE PORTFOLIO - ASSET SECURITIES FUND, PORTFOLIO - MONEY  COMPANY GROWTH   GROWTH FUND,    GROWTH
BOND PORTFOLIO   PORTFOLIO   ALLOCATION FUND        VS*           MARKET FUND          FUND            VS*        PORTFOLIO
--------------  ----------- ----------------- ---------------- ----------------- ----------------- ------------ -------------
 $388,750,590   $1,191,039     $5,413,888         $      0        $1,182,161         $387,511       $        0   $ 7,890,474
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------
 $388,750,590   $1,191,039     $5,413,888         $      0        $1,182,161         $387,511       $        0   $ 7,890,474
 ============   ==========     ==========         ========        ==========         ========       ==========   ===========

 $388,750,590   $1,191,039     $5,413,888         $      0        $1,182,161         $387,511       $        0   $ 7,890,474
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------
 $388,750,590   $1,191,039     $5,413,888         $      0        $1,182,161         $387,511       $        0   $ 7,890,474
 ============   ==========     ==========         ========        ==========         ========       ==========   ===========

   34,469,621      115,205        349,314                0           109,204           21,224                0       750,098
 ============   ==========     ==========         ========        ==========         ========       ==========   ===========

   36,331,831      113,757        458,416                0         1,182,161           33,464                0     1,809,742
 $      10.70   $    10.47     $    11.81         $   0.00        $     1.00         $  11.58       $     0.00   $      4.36
 $378,243,785   $1,266,683     $6,047,795         $      0        $1,182,161         $361,139       $        0   $ 7,846,540

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

     AST                        COLUMBIA                                         COLUMBIA VARIABLE   COLUMBIA   PRUDENTIAL SP
WESTERN ASSET                   VARIABLE      COLUMBIA FEDERAL COLUMBIA VARIABLE PORTFOLIO - SMALL  LARGE CAP   INTERNATIONAL
  CORE PLUS     DAVIS VALUE PORTFOLIO - ASSET SECURITIES FUND, PORTFOLIO - MONEY  COMPANY GROWTH   GROWTH FUND,    GROWTH
BOND PORTFOLIO   PORTFOLIO   ALLOCATION FUND        VS*           MARKET FUND          FUND            VS*        PORTFOLIO
--------------  ----------- ----------------- ---------------- ----------------- ----------------- ------------ -------------
 $ 10,678,617   $   10,711     $  149,544         $ 62,049        $        0         $      0       $   21,862   $   127,582
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------


    7,172,816       20,032         59,577            4,532            12,693            4,795           17,082       153,616
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------

    3,505,801       (9,321)        89,967           57,517           (12,693)          (4,795)           4,780       (26,034)
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------

    5,948,414       95,038              0                0                 0                0                0             0
   21,240,637     (101,483)       113,317          (75,985)                0           54,949        1,417,287       601,132

  (13,458,736)     (60,276)      (271,869)          36,406                 0          (66,559)        (925,648)   (2,269,835)
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------

   13,730,315      (66,721)      (158,552)         (39,579)                0          (11,610)         491,639    (1,668,703)
 ------------   ----------     ----------         --------        ----------         --------       ----------   -----------

 $ 17,236,116   $  (76,042)    $  (68,585)        $ 17,938        $  (12,693)        $(16,405)      $  496,419   $(1,694,737)
 ============   ==========     ==========         ========        ==========         ========       ==========   ===========

*  The subaccount is unavailable for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                   NVIT
                                                DEVELOPING     THE DOW    FIRST TRUST   GLOBAL DIVIDEND   NASDAQ
                                                 MARKETS       DART 10    TARGET FOCUS     TARGET 15     TARGET 15
                                                   FUND       PORTFOLIO  FOUR PORTFOLIO    PORTFOLIO     PORTFOLIO
                                               ------------  ----------  -------------- --------------- -----------
ASSETS
  Investment in the portfolios, at fair value. $ 75,241,411  $6,771,762   $ 7,011,096     $24,605,908   $ 4,401,243
                                               ------------  ----------   -----------     -----------   -----------
  Net Assets.................................. $ 75,241,411  $6,771,762   $ 7,011,096     $24,605,908   $ 4,401,243
                                               ============  ==========   ===========     ===========   ===========

NET ASSETS, representing:
  Accumulation units.......................... $ 75,241,411  $6,771,762   $ 7,011,096     $24,605,908   $ 4,401,243
                                               ------------  ----------   -----------     -----------   -----------
                                               $ 75,241,411  $6,771,762   $ 7,011,096     $24,605,908   $ 4,401,243
                                               ============  ==========   ===========     ===========   ===========

  Units outstanding...........................    4,090,174     588,903     1,182,518       1,599,922       454,419
                                               ============  ==========   ===========     ===========   ===========

  Portfolio shares held.......................   13,933,595     621,833     1,589,818       1,253,485       468,716
  Portfolio net asset value per share......... $       5.40  $    10.89   $      4.41     $     19.63   $      9.39
  Investment in portfolio shares, at cost..... $ 88,029,834  $6,130,816   $ 7,602,549     $23,680,864   $ 4,662,538

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                   NVIT
                                                DEVELOPING     THE DOW    FIRST TRUST   GLOBAL DIVIDEND   NASDAQ
                                                 MARKETS       DART 10    TARGET FOCUS     TARGET 15     TARGET 15
                                                   FUND       PORTFOLIO  FOUR PORTFOLIO    PORTFOLIO     PORTFOLIO
                                               ------------  ----------  -------------- --------------- -----------
INVESTMENT INCOME
  Dividend income............................. $    314,846  $        0   $         0     $         0   $         0
                                               ------------  ----------   -----------     -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,856,689      94,147       175,620         525,150        86,809
                                               ------------  ----------   -----------     -----------   -----------

NET INVESTMENT INCOME (LOSS)..................   (1,541,843)    (94,147)     (175,620)       (525,150)      (86,809)
                                               ------------  ----------   -----------     -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0           0             0               0             0
  Realized gain (loss) on shares redeemed.....   13,793,780   1,027,783     1,080,819         720,445     1,442,256
  Net change in unrealized gain (loss) on
   investments................................  (42,708,596)   (594,236)   (2,527,219)     (3,304,854)   (1,326,797)
                                               ------------  ----------   -----------     -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................  (28,914,816)    433,547    (1,446,400)     (2,584,409)      115,459
                                               ------------  ----------   -----------     -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $(30,456,659) $  339,400   $(1,622,020)    $(3,109,559)  $    28,650
                                               ============  ==========   ===========     ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------

                  TARGET      VALUE LINE
S&P TARGET 24     MANAGED     TARGET 25     THE DOW TARGET    PROFUND VP    PROFUND VP   PROFUND VP   PROFUND VP
  PORTFOLIO    VIP PORTFOLIO  PORTFOLIO   DIVIDEND PORTFOLIO   ASIA 30        BANKS         BEAR     BIOTECHNOLOGY
-------------  ------------- -----------  ------------------ ------------  -----------  -----------  -------------
 $ 9,184,685    $20,023,502  $ 7,137,544     $21,739,396     $ 21,250,077  $ 2,310,369  $18,223,594   $4,770,149
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------
 $ 9,184,685    $20,023,502  $ 7,137,544     $21,739,396     $ 21,250,077  $ 2,310,369  $18,223,594   $4,770,149
 ===========    ===========  ===========     ===========     ============  ===========  ===========   ==========

 $ 9,184,685    $20,023,502  $ 7,137,544     $21,739,396     $ 21,250,077  $ 2,310,369  $18,223,594   $4,770,149
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------
 $ 9,184,685    $20,023,502  $ 7,137,544     $21,739,396     $ 21,250,077  $ 2,310,369  $18,223,594   $4,770,149
 ===========    ===========  ===========     ===========     ============  ===========  ===========   ==========

     817,764      2,087,462    1,095,836       2,453,874        1,208,979      618,255    3,842,819      444,163
 ===========    ===========  ===========     ===========     ============  ===========  ===========   ==========

     894,322      2,136,980    2,540,051       2,200,344          503,676      248,160      981,875      195,739
 $     10.27    $      9.37  $      2.81     $      9.88     $      42.19  $      9.31  $     18.56   $    24.37
 $ 9,122,567    $17,218,097  $ 7,413,277     $19,797,304     $ 26,940,596  $ 2,286,922  $19,227,864   $4,577,247


                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------

                  TARGET      VALUE LINE
S&P TARGET 24   MANAGED VIP   TARGET 25     THE DOW TARGET    PROFUND VP    PROFUND VP   PROFUND VP   PROFUND VP
  PORTFOLIO      PORTFOLIO    PORTFOLIO   DIVIDEND PORTFOLIO   ASIA 30        BANKS         BEAR     BIOTECHNOLOGY
-------------  ------------- -----------  ------------------ ------------  -----------  -----------  -------------

 $         0    $         0  $         0     $         0     $     15,867  $         0  $         0   $        0
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------



     158,992        429,039      149,945         349,965          640,727       76,233      336,330      107,165
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------

    (158,992)      (429,039)    (149,945)       (349,965)        (624,860)     (76,233)    (336,330)    (107,165)
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------

           0              0            0               0        2,670,634            0            0            0
   2,354,410     (1,430,515)  (2,766,737)      3,347,144       (5,995,379)    (760,864)  (2,790,312)    (298,285)

  (1,848,400)       934,927      275,087      (2,365,707)      (7,441,552)    (450,539)     314,431       68,256
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------

     506,010       (495,588)  (2,491,650)        981,437      (10,766,297)  (1,211,403)  (2,475,881)    (230,029)
 -----------    -----------  -----------     -----------     ------------  -----------  -----------   ----------

 $   347,018    $  (924,627) $(2,641,595)    $   631,472     $(11,391,157) $(1,287,636) $(2,812,211)  $ (337,194)
 ===========    ===========  ===========     ===========     ============  ===========  ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                PROFUND VP                              PROFUND VP    PROFUND VP
                                                  BASIC       PROFUND VP   PROFUND VP    CONSUMER   CONSUMER GOODS
                                                MATERIALS     ULTRABULL       BULL       SERVICES     PORTFOLIO
                                               ------------  -----------  -----------  -----------  --------------
ASSETS
  Investment in the portfolios, at fair value. $ 17,075,313  $10,989,716  $61,306,438  $ 8,369,405   $16,035,810
                                               ------------  -----------  -----------  -----------   -----------
  Net Assets.................................. $ 17,075,313  $10,989,716  $61,306,438  $ 8,369,405   $16,035,810
                                               ============  ===========  ===========  ===========   ===========

NET ASSETS, representing:
  Accumulation units.......................... $ 17,075,313  $10,989,716  $61,306,438  $ 8,369,405   $16,035,810
                                               ------------  -----------  -----------  -----------   -----------
                                               $ 17,075,313  $10,989,716  $61,306,438  $ 8,369,405   $16,035,810
                                               ============  ===========  ===========  ===========   ===========

  Units outstanding...........................    1,156,867    1,787,163    6,004,400      823,362     1,243,206
                                               ============  ===========  ===========  ===========   ===========

  Portfolio shares held.......................      390,829    1,055,688    2,365,218      247,836       439,097
  Portfolio net asset value per share......... $      43.69  $     10.41  $     25.92  $     33.77   $     36.52
  Investment in portfolio shares, at cost..... $ 20,121,152  $10,626,338  $61,043,766  $ 8,218,334   $15,766,750

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                PROFUND VP                              PROFUND VP    PROFUND VP
                                                  BASIC       PROFUND VP   PROFUND VP    CONSUMER   CONSUMER GOODS
                                                MATERIALS     ULTRABULL       BULL       SERVICES     PORTFOLIO
                                               ------------  -----------  -----------  -----------  --------------
INVESTMENT INCOME
  Dividend income............................. $     53,499  $         0  $         0  $         0   $   168,907
                                               ------------  -----------  -----------  -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      582,272      178,058      829,426      150,176       281,051
                                               ------------  -----------  -----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)..................     (528,773)    (178,058)    (829,426)    (150,176)     (112,144)
                                               ------------  -----------  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0    1,046,572      842,515            0             0
  Realized gain (loss) on shares redeemed.....    6,105,644   (1,980,578)    (904,822)   1,386,494     1,156,118
  Net change in unrealized gain (loss) on
   investments................................  (11,683,851)    (549,671)  (2,142,095)  (1,180,383)   (1,084,724)
                                               ------------  -----------  -----------  -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................   (5,578,207)  (1,483,677)  (2,204,402)     206,111        71,394
                                               ------------  -----------  -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (6,106,980) $(1,661,735) $(3,033,828) $    55,935   $   (40,750)
                                               ============  ===========  ===========  ===========   ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------

 PROFUND VP      PROFUND VP   PROFUND VP  PROFUND VP U.S. PROFUND VP   ACCESS VP HIGH PROFUND VP    PROFUND VP
 OIL & GAS       EUROPE 30    FINANCIALS  GOVERNMENT PLUS HEALTH CARE    YIELD FUND   INDUSTRIALS    INTERNET
------------    -----------  -----------  --------------- -----------  -------------- -----------  -----------
$ 43,737,050    $11,041,822  $10,763,551    $42,389,850   $17,794,035   $41,868,446   $ 9,130,008  $ 4,212,718
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------
$ 43,737,050    $11,041,822  $10,763,551    $42,389,850   $17,794,035   $41,868,446   $ 9,130,008  $ 4,212,718
============    ===========  ===========    ===========   ===========   ===========   ===========  ===========

$ 43,737,050    $11,041,822  $10,763,551    $42,389,850   $17,794,035   $41,868,446   $ 9,130,008  $ 4,212,718
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------
$ 43,737,050    $11,041,822  $10,763,551    $42,389,850   $17,794,035   $41,868,446   $ 9,130,008  $ 4,212,718
============    ===========  ===========    ===========   ===========   ===========   ===========  ===========

   2,056,191      1,176,304    1,806,372      2,260,090     1,723,492     2,808,005       751,923      176,485
============    ===========  ===========    ===========   ===========   ===========   ===========  ===========

     921,362        574,796      630,554      1,509,073       560,619     1,590,746       253,119       76,706
$      47.47    $     19.21  $     17.07    $     28.09   $     31.74   $     26.32   $     36.07  $     54.92
$ 47,091,083    $11,588,267  $11,755,678    $40,575,779   $17,723,276   $41,518,034   $ 8,981,058  $ 4,585,833


                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
 PROFUND VP      PROFUND VP   PROFUND VP  PROFUND VP U.S. PROFUND VP   ACCESS VP HIGH PROFUND VP    PROFUND VP
 OIL & GAS       EUROPE 30    FINANCIALS  GOVERNMENT PLUS HEALTH CARE    YIELD FUND   INDUSTRIALS    INTERNET
------------    -----------  -----------  --------------- -----------  -------------- -----------  -----------

$    102,138    $   290,478  $         0    $    45,494   $    59,584   $   173,951   $    61,576  $         0
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------


   1,028,461        402,424      256,062        521,643       391,399       340,623       285,010      123,728
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------

    (926,323)      (111,946)    (256,062)      (476,149)     (331,815)     (166,672)     (223,434)    (123,728)
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------

           0              0            0              0             0       519,162             0      273,931
  10,615,101     (1,482,897)    (379,315)    10,104,394       291,937      (424,332)     (139,690)   1,712,642

 (10,699,144)    (2,104,867)  (2,242,990)     4,328,862      (520,841)       47,295    (1,181,478)  (2,226,476)
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------

     (84,043)    (3,587,764)  (2,622,305)    14,433,256      (228,904)      142,125    (1,321,168)    (239,903)
------------    -----------  -----------    -----------   -----------   -----------   -----------  -----------

$ (1,010,366)   $(3,699,710) $(2,878,367)   $13,957,107   $  (560,719)  $   (24,547)  $(1,544,602) $  (363,631)
============    ===========  ===========    ===========   ===========   ===========   ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                                             PROFUND VP   PROFUND VP
                                                PROFUND VP    PROFUND VP      MID-CAP      MID-CAP      PROFUND VP
                                                  JAPAN     PRECIOUS METALS    GROWTH       VALUE     PHARMACEUTICALS
                                               -----------  --------------- -----------  -----------  ---------------
ASSETS
  Investment in the portfolios, at fair value. $ 4,799,884   $ 75,280,954   $31,799,895  $25,103,638    $12,351,106
                                               -----------   ------------   -----------  -----------    -----------
  Net Assets.................................. $ 4,799,884   $ 75,280,954   $31,799,895  $25,103,638    $12,351,106
                                               ===========   ============   ===========  ===========    ===========

NET ASSETS, representing:
  Accumulation units.......................... $ 4,799,884   $ 75,280,954   $31,799,895  $25,103,638    $12,351,106
                                               -----------   ------------   -----------  -----------    -----------
                                               $ 4,799,884   $ 75,280,954   $31,799,895  $25,103,638    $12,351,106
                                               ===========   ============   ===========  ===========    ===========

  Units outstanding...........................     752,891      4,194,250     2,359,912    1,920,279      1,403,588
                                               ===========   ============   ===========  ===========    ===========

  Portfolio shares held.......................     462,862      1,695,135       957,252    1,006,158        493,058
  Portfolio net asset value per share......... $     10.37   $      44.41   $     33.22  $     24.95    $     25.05
  Investment in portfolio shares, at cost..... $ 5,033,762   $ 83,479,840   $31,927,924  $24,785,937    $11,615,986

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                                             PROFUND VP   PROFUND VP
                                                PROFUND VP    PROFUND VP      MID-CAP      MID-CAP      PROFUND VP
                                                  JAPAN     PRECIOUS METALS    GROWTH       VALUE     PHARMACEUTICALS
                                               -----------  --------------- -----------  -----------  ---------------
INVESTMENT INCOME
  Dividend income............................. $         0   $          0   $         0  $    40,466    $   115,039
                                               -----------   ------------   -----------  -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     119,894      1,697,182       852,051      379,418        136,261
                                               -----------   ------------   -----------  -----------    -----------

NET INVESTMENT INCOME (LOSS)..................    (119,894)    (1,697,182)     (852,051)    (338,952)       (21,222)
                                               -----------   ------------   -----------  -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0      1,875,748             0            0              0
  Realized gain (loss) on shares redeemed.....  (1,451,451)     6,412,557    (1,026,731)    (976,628)       (70,357)
  Net change in unrealized gain (loss) on
   investments................................    (694,057)   (33,215,189)   (3,396,526)    (683,149)       706,994
                                               -----------   ------------   -----------  -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................  (2,145,508)   (24,926,884)   (4,423,257)  (1,659,777)       636,637
                                               -----------   ------------   -----------  -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $(2,265,402)  $(26,624,066)  $(5,275,308) $(1,998,729)   $   615,415
                                               ===========   ============   ===========  ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                PROFUND VP                               PROFUND VP  PROFUND VP   PROFUND VP  PROFUND VP
PROFUND VP     RISING RATES   PROFUND VP   PROFUND VP    SMALL-CAP     SHORT        SHORT       SHORT
REAL ESTATE    OPPORTUNITY    NASDAQ-100  SEMICONDUCTOR    GROWTH     MID-CAP     NASDAQ-100  SMALL-CAP
-----------    ------------  -----------  ------------- -----------  ----------  -----------  ----------
$12,605,153    $ 12,550,548  $25,609,587   $1,531,016   $35,338,379  $2,613,940  $ 8,012,860  $4,130,567
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------
$12,605,153    $ 12,550,548  $25,609,587   $1,531,016   $35,338,379  $2,613,940  $ 8,012,860  $4,130,567
===========    ============  ===========   ==========   ===========  ==========  ===========  ==========

$12,605,153    $ 12,550,548  $25,609,587   $1,531,016   $35,338,379  $2,613,940  $ 8,012,860  $4,130,567
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------
$12,605,153    $ 12,550,548  $25,609,587   $1,531,016   $35,338,379  $2,613,940  $ 8,012,860  $4,130,567
===========    ============  ===========   ==========   ===========  ==========  ===========  ==========

    759,299       4,828,569    2,757,794      246,303     2,476,373     601,461    2,782,815     986,348
===========    ============  ===========   ==========   ===========  ==========  ===========  ==========

    278,752       1,673,406    1,311,295       79,782     1,218,565     190,520      947,147     536,437
$     45.22    $       7.50  $     19.53   $    19.19   $     29.00  $    13.72  $      8.46  $     7.70
$12,712,988    $ 13,318,042  $26,542,134   $1,585,490   $34,439,077  $2,731,200  $ 7,974,268  $4,177,789


                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                PROFUND VP                               PROFUND VP  PROFUND VP   PROFUND VP  PROFUND VP
PROFUND VP     RISING RATES   PROFUND VP   PROFUND VP    SMALL-CAP     SHORT        SHORT       SHORT
REAL ESTATE    OPPORTUNITY    NASDAQ-100  SEMICONDUCTOR    GROWTH     MID-CAP     NASDAQ-100  SMALL-CAP
-----------    ------------  -----------  ------------- -----------  ----------  -----------  ----------
$         0    $          0  $         0   $    2,373   $         0  $        0  $         0  $        0
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------



    286,872         427,339      486,739       42,482       616,956      30,910      114,153      68,797
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------

   (286,872)       (427,339)    (486,739)     (40,109)     (616,956)    (30,910)    (114,153)    (68,797)
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------

          0               0            0            0        79,703           0            0           0
    641,712      (8,077,689)     558,065     (121,148)    1,277,013    (516,161)  (1,459,462)    175,421

   (718,950)     (2,679,227)  (2,469,788)    (197,997)   (3,863,965)     85,071      338,385       1,165
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------

    (77,238)    (10,756,916)  (1,911,723)    (319,145)   (2,507,249)   (431,090)  (1,121,077)    176,586
-----------    ------------  -----------   ----------   -----------  ----------  -----------  ----------

$  (364,110)   $(11,184,255) $(2,398,462)  $ (359,254)  $(3,124,205) $ (462,000) $(1,235,230) $  107,789
===========    ============  ===========   ==========   ===========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                PROFUND VP
                                                SMALL-CAP    PROFUND VP      PROFUND VP      PROFUND VP    PROFUND VP
                                                  VALUE      TECHNOLOGY  TELECOMMUNICATIONS ULTRAMID-CAP ULTRANASDAQ-100
                                               -----------  -----------  ------------------ ------------ ---------------
ASSETS
  Investment in the portfolios, at fair value. $18,880,537  $10,484,394      $7,236,917     $14,754,053    $26,978,442
                                               -----------  -----------      ----------     -----------    -----------
  Net Assets.................................. $18,880,537  $10,484,394      $7,236,917     $14,754,053    $26,978,442
                                               ===========  ===========      ==========     ===========    ===========

NET ASSETS, representing:
  Accumulation units.......................... $18,880,537  $10,484,394      $7,236,917     $14,754,053    $26,978,442
                                               -----------  -----------      ----------     -----------    -----------
                                               $18,880,537  $10,484,394      $7,236,917     $14,754,053    $26,978,442
                                               ===========  ===========      ==========     ===========    ===========

  Units outstanding...........................   1,619,009    1,409,041         897,431       1,281,711     13,474,319
                                               ===========  ===========      ==========     ===========    ===========

  Portfolio shares held.......................     721,457      631,971         968,797         622,009      1,254,228
  Portfolio net asset value per share......... $     26.17  $     16.59      $     7.47     $     23.72    $     21.51
  Investment in portfolio shares, at cost..... $18,385,422  $10,722,812      $7,129,223     $14,512,136    $26,610,831

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                PROFUND VP
                                                SMALL-CAP    PROFUND VP      PROFUND VP      PROFUND VP    PROFUND VP
                                                  VALUE      TECHNOLOGY  TELECOMMUNICATIONS ULTRAMID-CAP ULTRANASDAQ-100
                                               -----------  -----------  ------------------ ------------ ---------------
INVESTMENT INCOME
  Dividend income............................. $         0  $         0      $  341,414     $         0    $         0
                                               -----------  -----------      ----------     -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     288,549      156,625         185,099         411,761        471,031
                                               -----------  -----------      ----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)..................    (288,549)    (156,625)        156,315        (411,761)      (471,031)
                                               -----------  -----------      ----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0            0               0               0              0
  Realized gain (loss) on shares redeemed.....     894,662      487,215          37,793         492,753      2,094,464
  Net change in unrealized gain (loss) on
   investments................................  (1,719,831)  (1,217,948)       (740,030)     (3,310,892)    (3,709,191)
                                               -----------  -----------      ----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................    (825,169)    (730,733)       (702,237)     (2,818,139)    (1,614,727)
                                               -----------  -----------      ----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $(1,113,718) $  (887,358)     $ (545,922)    $(3,229,900)   $(2,085,758)
                                               ===========  ===========      ==========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                            PROFUND VP   PROFUND VP                             RYDEX VT
  PROFUND VP   PROFUND VP   LARGE-CAP    LARGE-CAP    RYDEX VT    RYDEX VT   INVERSE S&P 500  INVESCO V.I.
ULTRASMALL-CAP UTILITIES      GROWTH       VALUE        NOVA     NASDAQ-100     STRATEGY     DYNAMICS FUND*
-------------- ----------- -----------  -----------  ----------  ----------  --------------- --------------
 $ 8,670,614   $36,723,650 $27,419,108  $19,187,051  $1,381,095  $8,764,301     $121,184      $         0
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------
 $ 8,670,614   $36,723,650 $27,419,108  $19,187,051  $1,381,095  $8,764,301     $121,184      $         0
 ===========   =========== ===========  ===========  ==========  ==========     ========      ===========

 $ 8,670,614   $36,723,650 $27,419,108  $19,187,051  $1,381,095  $8,764,301     $121,184      $         0
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------
 $ 8,670,614   $36,723,650 $27,419,108  $19,187,051  $1,381,095  $8,764,301     $121,184      $         0
 ===========   =========== ===========  ===========  ==========  ==========     ========      ===========

   1,128,432     2,536,752   2,571,238    2,107,013     261,964   1,157,628       19,680                0
 ===========   =========== ===========  ===========  ==========  ==========     ========      ===========

     841,807     1,131,002     792,460      805,502      19,092     453,639        3,789                0
 $     10.30   $     32.47 $     34.60  $     23.82  $    72.34  $    19.32     $  31.98      $      0.00
 $ 8,459,974   $33,996,631 $26,752,716  $18,158,101  $1,273,514  $9,639,808     $167,959      $         0


                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                            PROFUND VP   PROFUND VP                             RYDEX VT
  PROFUND VP   PROFUND VP   LARGE-CAP    LARGE-CAP    RYDEX VT    RYDEX VT   INVERSE S&P 500  INVESCO V.I.
ULTRASMALL-CAP UTILITIES      GROWTH       VALUE        NOVA     NASDAQ-100     STRATEGY     DYNAMICS FUND*
-------------- ----------- -----------  -----------  ----------  ----------  --------------- --------------

 $         0   $   699,473 $         0  $   192,782  $      692  $        0     $      0      $         0
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------


     192,429       493,285     471,625      382,486      21,341     135,154        1,854          147,195
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------

    (192,429)      206,188    (471,625)    (189,704)    (20,649)   (135,154)      (1,854)        (147,195)
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------

   3,392,923             0           0            0           0           0            0                0
  (3,786,147)    2,175,634   1,426,884      (58,468)    121,530    (354,282)     (11,242)       8,442,589

  (1,512,701)    1,400,989  (2,077,992)  (1,066,034)   (128,165)    606,520       (1,618)      (5,273,819)
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------

  (1,905,925)    3,576,623    (651,108)  (1,124,502)     (6,635)    252,238      (12,860)       3,168,770
 -----------   ----------- -----------  -----------  ----------  ----------     --------      -----------

 $(2,098,354)  $ 3,782,811 $(1,122,733) $(1,314,206) $  (27,284) $  117,084     $(14,714)     $ 3,021,575
 ===========   =========== ===========  ===========  ==========  ==========     ========      ===========

*  The subaccount is unavailable for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                                  WELLS FARGO
                                                                                                  WELLS FARGO      ADVANTAGE
                                                  INVESCO V.I.    INVESCO V.I.                   ADVANTAGE VT   VT INTERNATIONAL
                                               FINANCIAL SERVICES GLOBAL HEALTH  INVESCO V.I.     INDEX ASSET   EQUITY PORTFOLIO
                                                     FUND*          CARE FUND   TECHNOLOGY FUND ALLOCATION FUND  SHARE CLASS 2
                                               ------------------ ------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.     $        0      $29,770,819    $23,148,347     $26,487,172      $ 679,199
                                                   ----------      -----------    -----------     -----------      ---------
  Net Assets..................................     $        0      $29,770,819    $23,148,347     $26,487,172      $ 679,199
                                                   ==========      ===========    ===========     ===========      =========

NET ASSETS, representing:
  Accumulation units..........................     $        0      $29,770,819    $23,148,347     $26,487,172      $ 679,199
                                                   ----------      -----------    -----------     -----------      ---------
                                                   $        0      $29,770,819    $23,148,347     $26,487,172      $ 679,199
                                                   ==========      ===========    ===========     ===========      =========

  Units outstanding...........................              0        2,168,644      3,794,341       1,035,833         99,808
                                                   ==========      ===========    ===========     ===========      =========

  Portfolio shares held.......................              0        1,713,922      1,526,936       2,190,833        142,092
  Portfolio net asset value per share.........     $     0.00      $     17.37    $     15.16     $     12.09      $    4.78
  Investment in portfolio shares, at cost.....     $        0      $27,063,757    $19,302,502     $27,436,119      $ 855,029

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                                  WELLS FARGO
                                                                                                  WELLS FARGO      ADVANTAGE
                                                  INVESCO V.I.    INVESCO V.I.                   ADVANTAGE VT   VT INTERNATIONAL
                                               FINANCIAL SERVICES GLOBAL HEALTH  INVESCO V.I.     INDEX ASSET   EQUITY PORTFOLIO
                                                     FUND*          CARE FUND   TECHNOLOGY FUND ALLOCATION FUND  SHARE CLASS 2
                                               ------------------ ------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................     $   32,461      $         0    $    49,285     $   847,881      $     839
                                                   ----------      -----------    -----------     -----------      ---------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................         99,090          550,095        446,624         395,805         11,360
                                                   ----------      -----------    -----------     -----------      ---------

NET INVESTMENT INCOME (LOSS)..................        (66,629)        (550,095)      (397,339)        452,076        (10,521)
                                                   ----------      -----------    -----------     -----------      ---------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0                0              0               0         35,421
  Realized gain (loss) on shares redeemed.....      1,681,444        3,658,253      1,402,579        (152,052)       (99,449)
  Net change in unrealized gain (loss) on
   investments................................       (638,006)      (2,593,125)    (2,740,428)      1,076,027        (40,063)
                                                   ----------      -----------    -----------     -----------      ---------

NET GAIN (LOSS) ON INVESTMENTS................      1,043,438        1,065,128     (1,337,849)        923,975       (104,091)
                                                   ----------      -----------    -----------     -----------      ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................     $  976,809      $   515,033    $(1,735,188)    $ 1,376,051      $(114,612)
                                                   ==========      ===========    ===========     ===========      =========

*  The subaccount is unavailable for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
  WELLS FARGO
   ADVANTAGE     WELLS FARGO                 AST FIRST TRUST                      COLUMBIA          AST
  VT SMALL CAP    ADVANTAGE  AST FIRST TRUST     CAPITAL       AST ADVANCED       VARIABLE       INVESTMENT
GROWTH PORTFOLIO  VT TOTAL   BALANCED TARGET   APPRECIATION     STRATEGIES    PORTFOLIO - HIGH   GRADE BOND       AST BOND
 SHARE CLASS 2   RETURN BOND    PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO       INCOME FUND      PORTFOLIO     PORTFOLIO 2015
---------------- ----------- --------------- ---------------- --------------  ---------------- --------------  --------------
   $1,708,447    $5,324,498  $1,294,669,553   $1,644,212,966  $1,522,265,097      $192,910     $4,798,061,153   $115,390,892
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------
   $1,708,447    $5,324,498  $1,294,669,553   $1,644,212,966  $1,522,265,097      $192,910     $4,798,061,153   $115,390,892
   ==========    ==========  ==============   ==============  ==============      ========     ==============   ============

   $1,708,447    $5,324,498  $1,294,669,553   $1,644,212,966  $1,522,265,097      $192,910     $4,798,061,153   $115,390,892
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------
   $1,708,447    $5,324,498  $1,294,669,553   $1,644,212,966  $1,522,265,097      $192,910     $4,798,061,153   $115,390,892
   ==========    ==========  ==============   ==============  ==============      ========     ==============   ============

      129,862       295,070     134,049,515      183,236,026     141,349,926        14,362        340,420,849      9,373,362
   ==========    ==========  ==============   ==============  ==============      ========     ==============   ============

      222,454       505,171     136,857,247      178,718,801     140,430,359        19,388        783,996,920     11,945,227
   $     7.68    $    10.54  $         9.46   $         9.20  $        10.84      $   9.95     $         6.12   $       9.66
   $1,474,515    $5,042,933  $1,233,303,994   $1,634,033,740  $1,412,298,235      $186,243     $4,705,565,002   $125,401,883


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
  WELLS FARGO
   ADVANTAGE     WELLS FARGO                 AST FIRST TRUST                      COLUMBIA          AST
  VT SMALL CAP    ADVANTAGE  AST FIRST TRUST     CAPITAL       AST ADVANCED       VARIABLE       INVESTMENT
GROWTH PORTFOLIO  VT TOTAL   BALANCED TARGET   APPRECIATION     STRATEGIES    PORTFOLIO - HIGH   GRADE BOND       AST BOND
 SHARE CLASS 2   RETURN BOND    PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO       INCOME FUND      PORTFOLIO     PORTFOLIO 2015
---------------- ----------- --------------- ---------------- --------------  ---------------- --------------  --------------
   $        0    $  152,096  $   26,965,226   $   25,788,620  $   17,907,527      $ 14,975     $   32,743,208   $  1,781,493
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------

       27,774        80,140      28,871,766       42,066,295      33,464,097         2,169         32,015,184      2,315,032
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------

      (27,774)       71,956      (1,906,540)     (16,277,675)    (15,556,570)       12,806            728,024       (533,539)
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------

            0       224,894               0                0               0             0        146,683,460     23,301,828
     (127,516)       64,961     135,287,913      153,093,263     153,895,697        (7,063)      (137,443,532)    (1,845,717)
       38,802         9,552    (219,845,707)    (405,354,217)   (203,458,202)        6,368         99,694,044    (16,634,927)
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------

      (88,714)      299,407     (84,557,794)    (252,260,954)    (49,562,505)         (695)       108,933,972      4,821,184
   ----------    ----------  --------------   --------------  --------------      --------     --------------   ------------

   $ (116,488)   $  371,363  $  (86,464,334)  $ (268,538,629) $  (65,119,075)     $ 12,111     $  109,661,996   $  4,287,645
   ==========    ==========  ==============   ==============  ==============      ========     ==============   ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------

                                                                                              AST PARAMETRIC    FRANKLIN
                                                                                                 EMERGING     TEMPLETON VIP
                                                  AST BOND       AST BOND    AST GLOBAL REAL  MARKETS EQUITY FOUNDING FUNDS
                                               PORTFOLIO 2018 PORTFOLIO 2019 ESTATE PORTFOLIO   PORTFOLIO    ALLOCATION FUND
                                               -------------- -------------- ---------------- -------------- ---------------
ASSETS
  Investment in the portfolios, at fair value.  $486,106,178   $45,275,035     $23,006,552     $102,016,808   $923,810,909
                                                ------------   -----------     -----------     ------------   ------------
  Net Assets..................................  $486,106,178   $45,275,035     $23,006,552     $102,016,808   $923,810,909
                                                ============   ===========     ===========     ============   ============

NET ASSETS, representing:
  Accumulation units..........................  $486,106,178   $45,275,035     $23,006,552     $102,016,808   $923,810,909
                                                ------------   -----------     -----------     ------------   ------------
                                                $486,106,178   $45,275,035     $23,006,552     $102,016,808   $923,810,909
                                                ============   ===========     ===========     ============   ============

  Units outstanding...........................    36,606,980     3,345,350       2,477,296       11,536,546    101,260,654
                                                ============   ===========     ===========     ============   ============

  Portfolio shares held.......................    41,021,618     4,086,194       3,039,175       12,995,772    121,714,217
  Portfolio net asset value per share.........  $      11.85   $     11.08     $      7.57     $       7.85   $       7.59
  Investment in portfolio shares, at cost.....  $468,058,496   $45,304,460     $24,128,831     $116,169,346   $904,716,189

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------

                                                                                              AST PARAMETRIC    FRANKLIN
                                                                                                 EMERGING     TEMPLETON VIP
                                                  AST BOND       AST BOND    AST GLOBAL REAL  MARKETS EQUITY FOUNDING FUNDS
                                               PORTFOLIO 2018 PORTFOLIO 2019 ESTATE PORTFOLIO   PORTFOLIO    ALLOCATION FUND
                                               -------------- -------------- ---------------- -------------- ---------------
INVESTMENT INCOME
  Dividend income.............................  $  1,110,162   $   524,892     $   840,475     $  1,582,179   $    208,987
                                                ------------   -----------     -----------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     6,080,589     1,171,250         597,016        2,930,476     20,787,292
                                                ------------   -----------     -----------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................    (4,970,427)     (646,358)        243,459       (1,348,297)   (20,578,305)
                                                ------------   -----------     -----------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........    25,314,436    10,926,789               0                0              0
  Realized gain (loss) on shares redeemed.....    (1,901,927)   (2,994,493)        806,854        2,714,854     13,257,175
  Net change in unrealized gain (loss) on
   investments................................    14,179,295      (497,901)     (5,427,425)     (44,636,610)   (85,378,105)
                                                ------------   -----------     -----------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................    37,591,804     7,434,395      (4,620,571)     (41,921,756)   (72,120,930)
                                                ------------   -----------     -----------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 32,621,377   $ 6,788,037     $(4,377,112)    $(43,270,053)  $(92,699,235)
                                                ============   ===========     ===========     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                WELLS FARGO     WELLS FARGO
                                                                                               ADVANTAGE VT    ADVANTAGE VT
                                AST JENNISON     AST JENNISON                                   CORE EQUITY   INTRINSIC VALUE
   AST BOND        AST BOND    LARGE-CAP VALUE LARGE-CAP GROWTH    AST BOND       AST BOND    PORTFOLIO SHARE PORTFOLIO SHARE
PORTFOLIO 2016  PORTFOLIO 2020    PORTFOLIO       PORTFOLIO     PORTFOLIO 2017 PORTFOLIO 2021    CLASS 2*         CLASS 2
--------------  -------------- --------------- ---------------- -------------- -------------- --------------- ---------------
 $104,934,045    $20,386,443     $13,910,226     $14,435,075     $313,345,033   $386,213,951    $         0     $14,246,415
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------
 $104,934,045    $20,386,443     $13,910,226     $14,435,075     $313,345,033   $386,213,951    $         0     $14,246,415
 ============    ===========     ===========     ===========     ============   ============    ===========     ===========

 $104,934,045    $20,386,443     $13,910,226     $14,435,075     $313,345,033   $386,213,951    $         0     $14,246,415
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------
 $104,934,045    $20,386,443     $13,910,226     $14,435,075     $313,345,033   $386,213,951    $         0     $14,246,415
 ============    ===========     ===========     ===========     ============   ============    ===========     ===========

    9,659,948      1,825,419       1,305,558       1,294,441       26,813,400     29,916,565              0       1,327,336
 ============    ===========     ===========     ===========     ============   ============    ===========     ===========

   12,374,298      1,986,983       1,243,094       1,185,146       26,989,236     28,672,157              0       1,147,054
 $       8.48    $     10.26     $     11.19     $     12.18     $      11.61   $      13.47    $      0.00     $     12.42
 $103,562,884    $18,991,063     $15,128,556     $14,148,771     $306,454,079   $358,439,034    $         0     $13,494,700

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                WELLS FARGO     WELLS FARGO
                                                                                               ADVANTAGE VT    ADVANTAGE VT
                                AST JENNISON     AST JENNISON                                   CORE EQUITY   INTRINSIC VALUE
   AST BOND        AST BOND    LARGE-CAP VALUE LARGE-CAP GROWTH    AST BOND       AST BOND    PORTFOLIO SHARE PORTFOLIO SHARE
PORTFOLIO 2016  PORTFOLIO 2020    PORTFOLIO       PORTFOLIO     PORTFOLIO 2017 PORTFOLIO 2021    CLASS 2*         CLASS 2
--------------  -------------- --------------- ---------------- -------------- -------------- --------------- ---------------

 $    837,295    $   568,690     $    67,527     $         0     $    773,920   $    311,739    $    55,539     $    94,663
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------

    1,337,060      1,065,595         328,265         250,037        4,354,176      6,159,274         73,651         278,584
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------

     (499,765)      (496,905)       (260,738)       (250,037)      (3,580,256)    (5,847,535)       (18,112)       (183,921)
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------

    7,739,883      7,085,726          75,552               0        5,526,234              0      1,852,472               0
   (6,222,627)    (3,403,398)       (228,467)       (557,811)       1,722,711     28,417,819     (1,123,415)      1,427,511
    1,791,008      3,813,590      (2,618,649)       (701,515)      10,398,528     30,591,554     (1,567,890)     (1,908,275)
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------

    3,308,264      7,495,918      (2,771,564)     (1,259,326)      17,647,473     59,009,373       (838,833)       (480,764)
 ------------    -----------     -----------     -----------     ------------   ------------    -----------     -----------

 $  2,808,499    $ 6,999,013     $(3,032,302)    $(1,509,363)    $ 14,067,217   $ 53,161,838    $  (856,945)    $  (664,685)
 ============    ===========     ===========     ===========     ============   ============    ===========     ===========

*  The subaccount is unavailable for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                 WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO      WELLS FARGO
                                                ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT     ADVANTAGE VT    ADVANTAGE VT
                                                OMEGA GROWTH      SMALL CAP     OMEGA GROWTH   SMALL CAP GROWTH   CORE EQUITY
                                               PORTFOLIO SHARE VALUE PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  PORTFOLIO SHARE
                                                   CLASS 2      SHARE CLASS 1      CLASS 1         CLASS 1         CLASS 1*
                                               --------------- --------------- --------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at fair value.   $2,756,689      $1,407,869      $22,322,891     $15,304,590      $        0
                                                 ----------      ----------      -----------     -----------      ----------
  Net Assets..................................   $2,756,689      $1,407,869      $22,322,891     $15,304,590      $        0
                                                 ==========      ==========      ===========     ===========      ==========

NET ASSETS, representing:
  Accumulation units..........................   $2,756,689      $1,407,869      $22,322,891     $15,304,590      $        0
                                                 ----------      ----------      -----------     -----------      ----------
                                                 $2,756,689      $1,407,869      $22,322,891     $15,304,590      $        0
                                                 ==========      ==========      ===========     ===========      ==========

  Units outstanding...........................      242,219         129,999        1,760,535       1,325,957               0
                                                 ==========      ==========      ===========     ===========      ==========

  Portfolio shares held.......................      122,629         169,012          979,934       1,985,031               0
  Portfolio net asset value per share.........   $    22.48      $     8.33      $     22.78     $      7.71      $     0.00
  Investment in portfolio shares, at cost.....   $2,339,861      $1,258,571      $21,673,305     $13,173,429      $        0

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                 WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO      WELLS FARGO
                                                ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT     ADVANTAGE VT    ADVANTAGE VT
                                                OMEGA GROWTH      SMALL CAP     OMEGA GROWTH   SMALL CAP GROWTH   CORE EQUITY
                                               PORTFOLIO SHARE VALUE PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  PORTFOLIO SHARE
                                                   CLASS 2      SHARE CLASS 1      CLASS 1         CLASS 1         CLASS 1*
                                               --------------- --------------- --------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income.............................   $        0      $   14,796      $         0     $         0      $   52,024
                                                 ----------      ----------      -----------     -----------      ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       45,721          23,449          421,071         311,080          44,299
                                                 ----------      ----------      -----------     -----------      ----------

NET INVESTMENT INCOME (LOSS)..................      (45,721)         (8,653)        (421,071)       (311,080)          7,725
                                                 ----------      ----------      -----------     -----------      ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       27,593               0          246,098               0       1,118,730
  Realized gain (loss) on shares redeemed.....      151,754          56,056        1,925,273       1,819,750        (772,372)
  Net change in unrealized gain (loss) on
   investments................................     (333,286)       (196,194)      (4,286,984)     (3,056,076)       (892,095)
                                                 ----------      ----------      -----------     -----------      ----------

NET GAIN (LOSS) ON INVESTMENTS................     (153,939)       (140,138)      (2,115,613)     (1,236,326)       (545,737)
                                                 ----------      ----------      -----------     -----------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ (199,660)     $ (148,791)     $(2,536,684)    $(1,547,406)     $ (538,012)
                                                 ==========      ==========      ===========     ===========      ==========

*  The subaccount is unavailable for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
  WELLS FARGO                                    AST
  ADVANTAGE VT                      AST       BLACKROCK   INVESCO V.I.                   COLUMBIA       COLUMBIA
 INTERNATIONAL                  QUANTITATIVE    GLOBAL      CAPITAL    INVESCO V.I. VARIABLE PORTFOLIO  VARIABLE
EQUITY PORTFOLIO    AST BOND      MODELING    STRATEGIES  DEVELOPMENT    DIVIDEND   SHORT DURATION US  PORTFOLIO -
 SHARE CLASS 1   PORTFOLIO 2022  PORTFOLIO    PORTFOLIO       FUND     GROWTH FUND   GOVERNMENT FUND   GROWTH FUND
---------------- -------------- ------------ -----------  ------------ ------------ ------------------ -----------
  $22,584,958     $232,180,531   $3,578,774  $55,681,855  $13,959,239  $12,384,874      $1,235,954     $4,160,042
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------
  $22,584,958     $232,180,531   $3,578,774  $55,681,855  $13,959,239  $12,384,874      $1,235,954     $4,160,042
  ===========     ============   ==========  ===========  ===========  ===========      ==========     ==========

  $22,584,958     $232,180,531   $3,578,774  $55,681,855  $13,959,239  $12,384,874      $1,235,954     $4,160,042
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------
  $22,584,958     $232,180,531   $3,578,774  $55,681,855  $13,959,239  $12,384,874      $1,235,954     $4,160,042
  ===========     ============   ==========  ===========  ===========  ===========      ==========     ==========

    1,695,608       19,366,598      402,004    6,080,836    1,706,894    1,357,025         123,246        475,230
  ===========     ============   ==========  ===========  ===========  ===========      ==========     ==========

    4,734,792       18,968,998      397,642    6,006,673    1,121,224      882,114         118,500        629,356
  $      4.77     $      12.24   $     9.00  $      9.27  $     12.45  $     14.04      $    10.43     $     6.61
  $23,269,602     $225,383,623   $3,690,964  $56,254,621  $16,697,070  $13,160,724      $1,224,118     $4,737,750


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
  WELLS FARGO                                    AST
  ADVANTAGE VT                      AST       BLACKROCK   INVESCO V.I.                   COLUMBIA       COLUMBIA
 INTERNATIONAL                  QUANTITATIVE    GLOBAL      CAPITAL    INVESCO V.I. VARIABLE PORTFOLIO  VARIABLE
EQUITY PORTFOLIO    AST BOND      MODELING    STRATEGIES  DEVELOPMENT    DIVIDEND   SHORT DURATION US  PORTFOLIO -
 SHARE CLASS 1   PORTFOLIO 2022  PORTFOLIO    PORTFOLIO       FUND     GROWTH FUND   GOVERNMENT FUND   GROWTH FUND
---------------- -------------- ------------ -----------  ------------ ------------ ------------------ -----------
  $   186,873     $          0   $        0  $         0  $         0  $         0      $        0     $        0
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------



      474,109        1,418,001       23,186      471,269      202,714      139,459           8,617         30,454
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------

     (287,236)      (1,418,001)     (23,186)    (471,269)    (202,714)    (139,459)         (8,617)       (30,454)
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------

    1,314,994                0            0            0            0            0               0              0
    1,214,815        5,670,020      (42,519)  (2,124,836)  (2,006,075)    (588,932)            790        (47,281)

   (6,610,830)       6,796,908     (112,190)    (572,766)  (2,737,831)    (775,850)         11,836       (577,708)
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------
   (4,081,021)      12,466,928     (154,709)  (2,697,602)  (4,743,906)  (1,364,782)         12,626       (624,989)
  -----------     ------------   ----------  -----------  -----------  -----------      ----------     ----------

  $(4,368,257)    $ 11,048,927   $ (177,895) $(3,168,871) $(4,946,620) $(1,504,241)     $    4,009     $ (655,443)
  ===========     ============   ==========  ===========  ===========  ===========      ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                     SUBACCOUNTS
                                                               -------------------------------------------------------
                                                                WELLS FARGO    WELLS FARGO       AST      AST NEUBERGER
                                                                ADVANTAGE VT   ADVANTAGE VT   PRUDENTIAL     BERMAN
                                                                OPPORTUNITY    OPPORTUNITY    CORE BOND     CORE BOND
                                                               FUND - CLASS 1 FUND - CLASS 2  PORTFOLIO     PORTFOLIO
                                                               -------------- -------------- -----------  -------------
ASSETS
  Investment in the portfolios, at fair value.................   $3,568,215     $6,485,127   $16,145,981   $8,095,633
                                                                 ----------     ----------   -----------   ----------
  Net Assets..................................................   $3,568,215     $6,485,127   $16,145,981   $8,095,633
                                                                 ==========     ==========   ===========   ==========

NET ASSETS, representing:
  Accumulation units..........................................   $3,568,215     $6,485,127   $16,145,981   $8,095,633
                                                                 ----------     ----------   -----------   ----------
                                                                 $3,568,215     $6,485,127   $16,145,981   $8,095,633
                                                                 ==========     ==========   ===========   ==========

  Units outstanding...........................................      333,023        605,954     1,603,609      803,924
                                                                 ==========     ==========   ===========   ==========

  Portfolio shares held.......................................      205,070        373,137     1,592,306      799,174
  Portfolio net asset value per share.........................   $    17.40     $    17.38   $     10.14   $    10.13
  Investment in portfolio shares, at cost.....................   $3,388,204     $6,163,431   $16,043,211   $8,044,132

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                     SUBACCOUNTS
                                                               -------------------------------------------------------
                                                                WELLS FARGO    WELLS FARGO       AST      AST NEUBERGER
                                                                ADVANTAGE VT   ADVANTAGE VT   PRUDENTIAL     BERMAN
                                                                OPPORTUNITY    OPPORTUNITY    CORE BOND     CORE BOND
                                                               FUND - CLASS 1 FUND - CLASS 2  PORTFOLIO     PORTFOLIO
                                                               -------------- -------------- -----------  -------------
INVESTMENT INCOME
  Dividend income.............................................   $        0     $        0   $         0   $        0
                                                                 ----------     ----------   -----------   ----------

EXPENSES
  Charges to contract owners for assuming mortality risk and
   expense risk and for administration........................       18,221         31,998        18,804       15,888
                                                                 ----------     ----------   -----------   ----------

NET INVESTMENT INCOME (LOSS)..................................      (18,221)       (31,998)      (18,804)     (15,888)
                                                                 ----------     ----------   -----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
  Capital gains distributions received........................            0              0             0            0
  Realized gain (loss) on shares redeemed.....................        7,623         16,054          (275)      (7,240)
  Net change in unrealized gain (loss) on investments.........      180,011        321,696       102,770       51,501
                                                                 ----------     ----------   -----------   ----------

NET GAIN (LOSS) ON INVESTMENTS................................      187,634        337,750       102,495       44,261
                                                                 ----------     ----------   -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................................   $  169,413     $  305,752   $    83,691   $   28,373
                                                                 ==========     ==========   ===========   ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A24

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                    AST GOLDMAN SACHS LARGE-CAP  AST T. ROWE PRICE LARGE-CAP  AST AMERICAN CENTURY INCOME
                                          VALUE PORTFOLIO              GROWTH PORTFOLIO           & GROWTH PORTFOLIO
                                   ----------------------------  ---------------------------  --------------------------
                                     01/01/2011     01/01/2010     01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                         TO             TO             TO            TO            TO            TO
                                     12/31/2011     12/31/2010     12/31/2011    12/31/2010    12/31/2011    12/31/2010
                                   -------------  -------------  -------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (5,717,255) $  (2,148,099) $  (7,177,850) $ (7,066,952) $ (1,302,113) $   (625,265)
  Capital gains distributions
   received.......................             0              0              0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................  (125,763,088)   (85,992,476)    42,753,995    (3,529,724)  (12,746,889)   (4,493,999)
  Net change in unrealized gain
   (loss) on investments..........    72,851,684    166,535,349    (60,984,011)   59,076,988    13,499,154    25,731,195
                                   -------------  -------------  -------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (58,628,659)    78,394,774    (25,407,866)   48,480,312      (549,848)   20,611,931
                                   -------------  -------------  -------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     5,837,422     19,630,296      8,547,938    39,197,029     3,971,506    14,956,499
  Surrenders, withdrawals and
   death benefits.................   (84,411,954)  (107,606,565)   (31,145,865)  (32,286,093)  (20,708,480)  (22,122,511)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (97,264,080)   (12,655,329)   (72,295,849)    2,156,951    (1,800,442)   12,962,992
  Withdrawal and other
   charges........................    (1,197,156)    (1,226,534)    (1,489,825)   (1,237,430)     (712,355)     (593,392)
                                   -------------  -------------  -------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (177,035,768)  (101,858,132)   (96,383,601)    7,830,457   (19,249,771)    5,203,588
                                   -------------  -------------  -------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (235,664,427)   (23,463,358)  (121,791,467)   56,310,769   (19,799,619)   25,815,519

NET ASSETS
  Beginning of period.............   820,710,127    844,173,485    439,619,441   383,308,672   213,542,314   187,726,795
                                   -------------  -------------  -------------  ------------  ------------  ------------
  End of period................... $ 585,045,700  $ 820,710,127  $ 317,827,974  $439,619,441  $193,742,695  $213,542,314
                                   =============  =============  =============  ============  ============  ============

  Beginning units.................    62,933,172     69,518,763     38,964,872    37,611,811    18,065,396    17,261,482
                                   -------------  -------------  -------------  ------------  ------------  ------------
  Units issued....................    22,499,121     25,735,157     20,023,170    24,585,699    10,718,039     9,932,597
  Units redeemed..................   (36,970,568)   (32,320,748)   (30,078,086)  (23,232,638)  (12,649,331)   (9,128,683)
                                   -------------  -------------  -------------  ------------  ------------  ------------
  Ending units....................    48,461,725     62,933,172     28,909,956    38,964,872    16,134,104    18,065,396
                                   =============  =============  =============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
   AST SCHRODERS MULTI-ASSET                                           AST COHEN & STEERS         AST J.P. MORGAN STRATEGIC
  WORLD STRATEGIES PORTFOLIO         AST MONEY MARKET PORTFOLIO         REALTY PORTFOLIO           OPPORTUNITIES PORTFOLIO
------------------------------    -------------------------------  --------------------------  ------------------------------
  01/01/2011        01/01/2010      01/01/2011       01/01/2010     01/01/2011    01/01/2010     01/01/2011      01/01/2010
      TO                TO              TO               TO             TO            TO             TO              TO
  12/31/2011        12/31/2010      12/31/2011       12/31/2010     12/31/2011    12/31/2010     12/31/2011      12/31/2010
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------
$   (2,826,099)   $  (12,549,784) $  (24,063,222) $   (34,181,834) $ (1,589,892) $     (4,663) $  (11,280,277) $  (18,401,038)

    11,991,396                 0               0                0             0             0               0               0

    52,575,379        21,479,121               0                0    24,073,788   (10,624,080)     82,832,023     (17,228,681)
  (152,698,684)      103,096,737               0                0   (21,271,708)   45,103,916    (102,760,913)    101,919,147
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------

   (90,958,008)      112,026,074     (24,063,222)     (34,181,834)    1,212,188    34,475,173     (31,209,167)     66,289,428
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------


    49,838,642       317,122,652      29,370,468      120,797,536     3,357,336    10,855,930      35,053,230      78,709,701

   (50,613,474)      (45,972,224)   (868,246,538)  (1,010,754,603)  (16,912,871)  (18,739,073)    (65,991,075)    (66,848,475)

  (303,631,317)      243,748,178     653,029,903       61,846,063   (24,332,342)   17,993,065    (213,108,427)    (77,373,406)

    (8,924,290)       (7,350,516)     (3,095,711)      (3,665,341)     (535,480)     (386,620)     (7,248,205)     (7,054,695)
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------

  (313,330,439)      507,548,090    (188,941,878)    (831,776,345)  (38,423,357)    9,723,302    (251,294,477)    (72,566,875)
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------

  (404,288,447)      619,574,164    (213,005,100)    (865,958,179)  (37,211,169)   44,198,475    (282,503,644)     (6,277,447)

 1,454,698,342       835,124,178   1,504,159,211    2,370,117,390   182,092,681   137,894,206   1,386,635,671   1,392,913,118
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------
$1,050,409,895    $1,454,698,342  $1,291,154,111  $ 1,504,159,211  $144,881,512  $182,092,681  $1,104,132,027  $1,386,635,671
==============    ==============  ==============  ===============  ============  ============  ==============  ==============

   114,494,642        71,517,885     136,125,996      213,674,940     7,796,162     7,386,674     105,939,651     111,594,746
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------
    66,759,144       100,857,963     397,588,540      446,310,616     5,607,773     7,060,995      38,826,314      39,473,329
   (94,323,870)      (57,881,206)   (415,341,552)    (523,859,560)   (7,550,152)   (6,651,507)    (59,095,030)    (45,128,424)
--------------    --------------  --------------  ---------------  ------------  ------------  --------------  --------------
    86,929,916       114,494,642     118,372,984      136,125,996     5,853,783     7,796,162      85,670,935     105,939,651
==============    ==============  ==============  ===============  ============  ============  ==============  ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                       SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                                                     AST NEUBERGER BERMAN
                                   AST BLACKROCK VALUE PORTFOLIO  SMALL-CAP GROWTH PORTFOLIO   AST HIGH YIELD PORTFOLIO
                                   ----------------------------  ---------------------------  --------------------------
                                    01/01/2011     01/01/2010      01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                        TO             TO              TO            TO            TO            TO
                                    12/31/2011     12/31/2010     04/29/2011**   12/31/2010    12/31/2011    12/31/2010
                                   ------------   ------------   -------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,438,802)  $   (337,096)  $    (588,312) $ (1,486,999) $ 18,912,466  $  7,381,707
  Capital gains distributions
   received.......................            0              0               0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................    9,084,568    (26,949,354)     24,651,539      (443,864)   11,740,016    88,097,044
  Net change in unrealized gain
   (loss) on investments..........  (16,044,728)    39,693,570     (10,371,934)   18,854,206   (22,179,741)  (49,378,055)
                                   ------------   ------------   -------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (8,398,962)    12,407,120      13,691,293    16,923,343     8,472,741    46,100,696
                                   ------------   ------------   -------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    3,489,204      8,820,089         969,810     8,020,054     5,803,479    26,897,327
  Surrenders, withdrawals and
   death benefits.................  (14,348,115)   (16,470,254)     (4,302,756)  (12,038,036)  (49,018,475)  (52,832,538)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (21,399,132)    16,746,386    (122,286,427)    2,196,311   (20,146,482)  (18,405,363)
  Withdrawal and other
   charges........................     (470,240)      (387,704)       (115,333)     (260,901)     (925,866)     (846,776)
                                   ------------   ------------   -------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (32,728,283)     8,708,517    (125,734,706)   (2,082,572)  (64,287,344)  (45,187,350)
                                   ------------   ------------   -------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (41,127,245)    21,115,637    (112,043,413)   14,840,771   (55,814,603)      913,346

NET ASSETS
  Beginning of period.............  156,604,971    135,489,334     112,043,413    97,202,642   457,630,870   456,717,524
                                   ------------   ------------   -------------  ------------  ------------  ------------
  End of period................... $115,477,726   $156,604,971   $           0  $112,043,413  $401,816,267  $457,630,870
                                   ============   ============   =============  ============  ============  ============

  Beginning units.................   12,805,798     12,048,668      11,133,560    11,520,383    28,185,705    31,024,221
                                   ------------   ------------   -------------  ------------  ------------  ------------
  Units issued....................    8,626,944     10,128,355       1,666,531     4,773,665    34,252,510    40,466,709
  Units redeemed..................  (11,881,303)    (9,371,225)    (12,800,091)   (5,160,488)  (38,036,915)  (43,305,225)
                                   ------------   ------------   -------------  ------------  ------------  ------------
  Ending units....................    9,551,439     12,805,798               0    11,133,560    24,401,300    28,185,705
                                   ============   ============   =============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                            SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 AST FEDERATED AGGRESSIVE                                                                    AST GOLDMAN SACHS
     GROWTH PORTFOLIO         AST MID-CAP VALUE PORTFOLIO AST SMALL-CAP VALUE PORTFOLIO CONCENTRATED GROWTH PORTFOLIO
--------------------------    --------------------------  ---------------------------   ----------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010     01/01/2011     01/01/2010    01/01/2011     01/01/2010
     TO              TO            TO            TO             TO             TO            TO             TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010     12/31/2011     12/31/2010    12/31/2011     12/31/2010
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------
$ (3,955,821)   $ (4,178,472) $ (1,124,712) $ (1,125,200) $  (4,468,645)  $ (5,404,571) $ (4,130,485)  $ (4,875,077)
           0               0             0             0              0              0             0              0
  35,501,966     (36,007,953)   17,515,609    (4,969,878)     3,353,780    (37,973,082)   26,701,347     23,242,187
 (96,640,046)    100,575,616   (26,480,761)   24,833,055    (33,955,880)   127,904,076   (41,394,117)     6,927,387
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------

 (65,093,901)     60,389,191   (10,089,864)   18,737,977    (35,070,745)    84,526,423   (18,823,255)    25,294,497
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------

   5,913,608      11,631,709     2,526,422     8,239,264      4,397,793     11,867,782     3,656,764     20,001,314
 (29,036,577)    (24,521,198)   (9,093,722)  (10,559,869)   (43,589,849)   (52,029,626)  (39,947,169)   (44,585,192)
  56,999,466       1,577,923   (19,863,131)   24,150,530    (60,569,672)   (12,513,600)  (41,088,249)   (26,859,586)
    (763,309)       (514,503)     (429,896)     (334,758)      (666,108)      (649,091)     (766,894)      (817,959)
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------

  33,113,188     (11,826,069)  (26,860,327)   21,495,167   (100,427,836)   (53,324,535)  (78,145,548)   (52,261,423)
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------

 (31,980,713)     48,563,122   (36,950,191)   40,233,144   (135,498,581)    31,201,888   (96,968,803)   (26,966,926)

 271,021,949     222,458,827   120,022,200    79,789,056    435,167,829    403,965,941   349,187,557    376,154,483
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------
$239,041,236    $271,021,949  $ 83,072,009  $120,022,200  $ 299,669,248   $435,167,829  $252,218,754   $349,187,557
============    ============  ============  ============  =============   ============  ============   ============

  17,171,839      18,111,151     8,193,874     6,620,524     22,873,867     26,023,173    20,366,392     22,737,394
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------
  18,577,905      10,506,629     5,994,011     8,124,878      9,133,876     12,411,163     7,833,167     12,180,967
 (16,907,647)    (11,445,941)   (8,216,036)   (6,551,528)   (14,959,863)   (15,560,469)  (13,544,712)   (14,551,969)
------------    ------------  ------------  ------------  -------------   ------------  ------------   ------------
  18,842,097      17,171,839     5,971,849     8,193,874     17,047,880     22,873,867    14,654,847     20,366,392
============    ============  ============  ============  =============   ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                       SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                    AST GOLDMAN SACHS MID-CAP   AST GOLDMAN SACHS SMALL-CAP
                                         GROWTH PORTFOLIO             VALUE PORTFOLIO       AST LARGE-CAP VALUE PORTFOLIO
                                   ---------------------------  --------------------------  ----------------------------
                                     01/01/2011    01/01/2010    01/01/2011    01/01/2010    01/01/2011     01/01/2010
                                         TO            TO            TO            TO            TO             TO
                                     12/31/2011    12/31/2010    12/31/2011    12/31/2010    12/31/2011     12/31/2010
                                   -------------  ------------  ------------  ------------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (4,271,554) $ (4,382,999) $ (1,879,553) $ (1,677,757) $ (1,036,505)  $ (1,915,409)
  Capital gains distributions
   received.......................    13,848,262             0             0             0             0              0
  Realized gain (loss) on shares
   redeemed.......................    35,880,797   (17,019,339)   21,090,686   (17,034,048)  (41,006,222)   (25,379,544)
  Net change in unrealized gain
   (loss) on investments..........   (68,329,758)   59,774,020   (27,236,971)   51,962,508    24,058,436     53,770,676
                                   -------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (22,872,253)   38,371,682    (8,025,838)   33,250,703   (17,984,291)    26,475,723
                                   -------------  ------------  ------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     5,939,354    27,365,782     3,803,291    19,234,900     3,003,222      6,040,197
  Surrenders, withdrawals and
   death benefits.................   (22,243,697)  (24,173,600)  (16,266,343)  (19,502,377)  (24,633,749)   (30,736,494)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (67,011,716)    1,484,709   (28,681,504)   26,797,758   (22,861,417)    (4,544,198)
  Withdrawal and other
   charges........................      (962,016)     (860,129)     (708,246)     (570,486)     (438,494)      (422,502)
                                   -------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (84,278,075)    3,816,762   (41,852,802)   25,959,795   (44,930,438)   (29,662,997)
                                   -------------  ------------  ------------  ------------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (107,150,328)   42,188,444   (49,878,640)   59,210,498   (62,914,729)    (3,187,274)

NET ASSETS
  Beginning of period.............   283,945,947   241,757,503   187,638,426   128,427,928   273,355,738    276,543,012
                                   -------------  ------------  ------------  ------------  ------------   ------------
  End of period................... $ 176,795,619  $283,945,947  $137,759,786  $187,638,426  $210,441,009   $273,355,738
                                   =============  ============  ============  ============  ============   ============

  Beginning units.................    28,083,025    28,418,289     8,417,861     6,764,937    23,212,601     25,302,400
                                   -------------  ------------  ------------  ------------  ------------   ------------
  Units issued....................    14,375,967    19,900,127     5,777,786     8,292,868     7,349,084      8,273,627
  Units redeemed..................   (23,674,620)  (20,235,391)   (8,077,584)   (6,639,944)  (11,479,942)   (10,363,426)
                                   -------------  ------------  ------------  ------------  ------------   ------------
  Ending units....................    18,784,372    28,083,025     6,118,063     8,417,861    19,081,743     23,212,601
                                   =============  ============  ============  ============  ============   ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
   AST LORD ABBETT CORE         AST MARSICO CAPITAL GROWTH                                   AST NEUBERGER BERMAN
  FIXED INCOME PORTFOLIO                 PORTFOLIO             AST MFS GROWTH PORTFOLIO    MID-CAP GROWTH PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2011      01/01/2010     01/01/2011      01/01/2010     01/01/2011    01/01/2010    01/01/2011    01/01/2010
     TO              TO             TO              TO             TO            TO            TO            TO
 12/31/2011      12/31/2010     12/31/2011      12/31/2010     12/31/2011    12/31/2010    12/31/2011    12/31/2010
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
$    158,345    $ 14,892,632  $  (14,131,074) $  (11,016,231) $ (2,909,325) $ (3,605,576) $ (4,682,145) $ (4,197,241)
           0               0               0               0             0             0             0             0
  32,172,358      45,797,723     (43,368,325)    (30,034,403)   12,090,963     8,314,421     6,104,838     3,308,629
  (3,292,183)    (23,706,668)     18,767,710     196,046,867   (17,208,154)   18,944,713    (7,139,834)   66,504,496
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  29,038,520      36,983,687     (38,731,689)    154,996,233    (8,026,516)   23,653,558    (5,717,141)   65,615,884
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   5,140,011      13,130,210      10,796,079      22,198,922     2,970,773    11,069,675     4,541,453    11,081,783
 (43,691,866)    (48,593,124)   (106,047,445)   (123,490,393)  (24,331,472)  (28,654,102)  (37,663,870)  (38,407,007)
   8,228,451     (50,611,399)   (143,982,426)    (31,427,253)  (21,928,953)   (5,761,005)  (33,725,188)   28,488,355
    (783,088)       (577,363)     (1,587,378)     (1,498,586)     (583,444)     (554,698)     (758,771)     (575,672)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

 (31,106,492)    (86,651,676)   (240,821,170)   (134,217,310)  (43,873,096)  (23,900,130)  (67,606,376)      587,459
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  (2,067,972)    (49,667,989)   (279,552,859)     20,778,923   (51,899,612)     (246,572)  (73,323,517)   66,203,343

 364,932,426     414,600,415   1,040,268,683   1,019,489,760   246,759,842   247,006,414   333,831,387   267,628,044
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
$362,864,454    $364,932,426  $  760,715,824  $1,040,268,683  $194,860,230  $246,759,842  $260,507,870  $333,831,387
============    ============  ==============  ==============  ============  ============  ============  ============

  23,841,848      30,119,429      80,567,878      91,013,944    26,572,815    29,778,961    17,725,221    16,601,788
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
  21,990,552      21,693,093      27,022,502      32,899,206     6,697,010     7,758,663    10,730,375    10,804,381
 (23,920,240)    (27,970,674)    (46,766,666)    (43,345,272)  (11,656,457)  (10,964,809)  (14,730,226)   (9,680,948)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
  21,912,160      23,841,848      60,823,714      80,567,878    21,613,368    26,572,815    13,725,370    17,725,221
============    ============  ==============  ==============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                     AST NEUBERGER BERMAN/LSV      AST SMALL-CAP GROWTH      AST PIMCO LIMITED MATURITY
                                     MID-CAP VALUE PORTFOLIO             PORTFOLIO                 BOND PORTFOLIO
                                   ---------------------------  --------------------------  ----------------------------
                                     01/01/2011    01/01/2010    01/01/2011    01/01/2010     01/01/2011     01/01/2010
                                         TO            TO            TO            TO             TO             TO
                                     12/31/2011    12/31/2010    12/31/2011    12/31/2010     12/31/2011     12/31/2010
                                   -------------  ------------  ------------  ------------  -------------  -------------
OPERATIONS
  Net investment income
   (loss)......................... $  (2,910,640) $ (1,915,670) $ (2,823,963) $ (1,827,709) $  (5,984,824) $   7,180,256
  Capital gains distributions
   received.......................             0             0             0             0     13,471,974      1,338,607
  Realized gain (loss) on shares
   redeemed.......................   (28,581,324)  (52,084,175)   27,887,263      (482,506)   (17,266,333)   (10,075,675)
  Net change in unrealized gain
   (loss) on investments..........     8,653,180   131,672,723   (35,109,172)   40,514,483     14,020,031     20,987,911
                                   -------------  ------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (22,838,784)   77,672,878   (10,045,872)   38,204,268      4,240,848     19,431,099
                                   -------------  ------------  ------------  ------------  -------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     3,813,720    16,617,952     3,456,680     7,942,039      7,370,092     34,613,301
  Surrenders, withdrawals and
   death benefits.................   (47,982,811)  (57,622,790)  (15,934,271)  (12,796,179)  (103,220,811)  (129,963,941)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (50,108,687)  (12,842,323)  (35,071,612)   37,295,477    (54,254,745)     3,014,611
  Withdrawal and other
   charges........................      (791,591)     (714,752)     (547,104)     (326,674)    (1,523,160)    (1,467,974)
                                   -------------  ------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (95,069,369)  (54,561,913)  (48,096,307)   32,114,663   (151,628,624)   (93,804,003)
                                   -------------  ------------  ------------  ------------  -------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (117,908,153)   23,110,965   (58,142,179)   70,318,931   (147,387,776)   (74,372,904)

NET ASSETS
  Beginning of period.............   439,731,265   416,620,300   181,855,707   111,536,776    846,276,238    920,649,142
                                   -------------  ------------  ------------  ------------  -------------  -------------
  End of period................... $ 321,823,112  $439,731,265  $123,713,528  $181,855,707  $ 698,888,462  $ 846,276,238
                                   =============  ============  ============  ============  =============  =============

  Beginning units.................    19,867,902    22,092,883    11,233,517     8,639,860     62,861,740     69,606,851
                                   -------------  ------------  ------------  ------------  -------------  -------------
  Units issued....................     8,656,249    10,330,562     9,400,306     9,830,241     28,396,711     35,508,455
  Units redeemed..................   (13,547,832)  (12,555,543)  (12,902,457)   (7,236,584)   (39,799,532)   (42,253,566)
                                   -------------  ------------  ------------  ------------  -------------  -------------
  Ending units....................    14,976,319    19,867,902     7,731,366    11,233,517     51,458,919     62,861,740
                                   =============  ============  ============  ============  =============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
  AST PIMCO TOTAL RETURN BOND      AST T. ROWE PRICE EQUITY     AST QMA US EQUITY ALPHA     AST T. ROWE PRICE NATURAL
           PORTFOLIO                   INCOME PORTFOLIO                PORTFOLIO               RESOURCES PORTFOLIO
------------------------------    --------------------------  --------------------------  ----------------------------
  01/01/2011        01/01/2010     01/01/2011    01/01/2010    01/01/2011    01/01/2010     01/01/2011     01/01/2010
      TO                TO             TO            TO            TO            TO             TO             TO
  12/31/2011        12/31/2010     12/31/2011    12/31/2010    12/31/2011    12/31/2010     12/31/2011     12/31/2010
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------
$    3,284,701    $    1,720,772  $ (1,325,434) $   (925,866) $   (993,010) $ (1,028,910) $  (3,930,421) $  (3,976,960)
    83,141,879        43,048,710             0             0             0             0              0              0
    25,439,629        25,222,571   (28,013,055)  (39,062,142)  (11,461,297)   (9,503,717)    21,413,168   (111,614,018)
   (75,247,773)       70,030,225    19,114,157    56,941,758    12,359,598    24,514,377    (96,148,761)   169,702,230
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------

    36,618,436       140,022,278   (10,224,332)   16,953,750       (94,709)   13,981,750    (78,666,014)    54,111,252
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------

    57,585,183       303,045,649     3,008,485     9,892,854     1,394,906     6,200,841     10,852,216     41,404,802

  (212,517,564)     (247,312,121)  (14,634,818)  (17,347,209)  (15,805,055)  (17,978,594)   (31,335,306)   (29,205,650)
  (400,298,583)      224,100,115   (21,233,349)    2,688,020    (1,621,947)   (3,762,276)   (52,820,754)    24,684,830
   (11,062,747)      (10,347,606)     (365,871)     (328,921)     (279,783)     (233,600)    (1,644,540)    (1,244,214)
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------

  (566,293,711)      269,486,037   (33,225,553)   (5,095,256)  (16,311,879)  (15,773,629)   (74,948,384)    35,639,768
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------

  (529,675,275)      409,508,315   (43,449,885)   11,858,494   (16,406,588)   (1,791,879)  (153,614,398)    89,751,020

 2,588,102,965     2,178,594,650   182,408,708   170,550,214   124,403,829   126,195,708    409,089,936    319,338,916
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------
$2,058,427,690    $2,588,102,965  $138,958,823  $182,408,708  $107,997,241  $124,403,829  $ 255,475,538  $ 409,089,936
==============    ==============  ============  ============  ============  ============  =============  =============

   166,002,437       144,652,986    16,262,361    16,893,600    11,194,402    12,664,997     13,162,652     11,470,538
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------
    81,008,847       119,086,380     6,278,415     7,151,985     5,859,703     4,603,469     11,853,388     11,916,429
  (117,311,336)      (97,736,929)   (9,653,266)   (7,783,224)   (7,482,298)   (6,074,064)   (15,345,178)   (10,224,315)
--------------    --------------  ------------  ------------  ------------  ------------  -------------  -------------
   129,699,948       166,002,437    12,887,510    16,262,361     9,571,807    11,194,402      9,670,862     13,162,652
==============    ==============  ============  ============  ============  ============  =============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                         SUBACCOUNTS
                                   --------------------------------------------------------------------------------------
                                       AST T. ROWE PRICE ASSET          AST INTERNATIONAL            AST MFS GLOBAL
                                        ALLOCATION PORTFOLIO             VALUE PORTFOLIO            EQUITY PORTFOLIO
                                   ------------------------------  --------------------------  --------------------------
                                     01/01/2011      01/01/2010     01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                         TO              TO             TO            TO            TO            TO
                                     12/31/2011      12/31/2010     12/31/2011    12/31/2010    12/31/2011    12/31/2010
                                   --------------  --------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (11,028,115) $  (11,948,297) $   (547,359) $ (1,711,492) $ (1,580,645) $ (1,487,118)
  Capital gains distributions
   received.......................              0               0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................    146,998,680     (44,185,812)  (24,404,324)  (25,199,839)   11,062,750   (12,691,946)
  Net change in unrealized gain
   (loss) on investments..........   (169,064,948)    191,951,186    (4,054,056)   41,090,329   (21,056,789)   25,988,906
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (33,094,383)    135,817,077   (29,005,739)   14,178,998   (11,574,684)   11,809,842
                                   --------------  --------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     48,966,698     271,998,712     3,361,028    12,638,340     3,648,797    21,078,780
  Surrenders, withdrawals and
   death benefits.................    (85,684,449)    (73,496,628)  (15,598,684)  (18,593,691)  (11,926,081)  (11,901,940)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (160,632,043)    113,167,321   (24,504,531)   (3,274,053)  (12,140,956)    9,944,163
  Withdrawal and other
   charges........................     (9,771,800)     (8,209,881)     (539,184)     (492,401)     (650,835)     (499,451)
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (207,121,594)    303,459,524   (37,281,371)   (9,721,805)  (21,069,075)   18,621,552
                                   --------------  --------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (240,215,977)    439,276,601   (66,287,110)    4,457,193   (32,643,759)   30,431,394

NET ASSETS
  Beginning of period.............  1,752,058,329   1,312,781,728   200,509,011   196,051,818   149,750,399   119,319,005
                                   --------------  --------------  ------------  ------------  ------------  ------------
  End of period................... $1,511,842,352  $1,752,058,329  $134,221,901  $200,509,011  $117,106,640  $149,750,399
                                   ==============  ==============  ============  ============  ============  ============

  Beginning units.................    122,828,179      99,436,636    14,189,326    14,766,780     9,439,564     8,340,708
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Units issued....................     57,576,886      70,248,772     6,019,493     6,986,964     6,456,162     7,186,575
  Units redeemed..................    (74,527,324)    (46,857,229)   (9,172,804)   (7,564,418)   (8,180,119)   (6,087,719)
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Ending units....................    105,877,741     122,828,179    11,036,015    14,189,326     7,715,607     9,439,564
                                   ==============  ==============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL     AST T. ROWE PRICE GLOBAL         AST INTERNATIONAL        AST WELLINGTON MANAGEMENT
     EQUITY PORTFOLIO               BOND PORTFOLIO              GROWTH PORTFOLIO          HEDGED EQUITY PORTFOLIO
--------------------------    --------------------------  ----------------------------  --------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010     01/01/2011     01/01/2010    01/01/2011    01/01/2010
     TO              TO            TO            TO             TO             TO            TO            TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010     12/31/2011     12/31/2010    12/31/2011    12/31/2010
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------
$   (660,864)   $ (1,277,968) $  3,102,751  $  3,323,987  $  (5,873,875) $  (8,160,132) $ (3,482,790) $ (3,182,172)
           0               0     2,363,342     1,671,065              0              0             0             0
  (7,391,342)    (27,551,595)    2,106,360   (17,711,962)   (99,181,140)  (113,213,350)   21,953,853   (11,212,026)
 (21,283,390)     36,588,441       182,262    23,642,012     17,425,212    181,845,172   (38,094,249)   39,168,271
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------

 (29,335,596)      7,758,878     7,754,715    10,925,102    (87,629,803)    60,471,690   (19,623,186)   24,774,073
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------

   4,540,174      26,443,101     4,620,204    22,498,130      6,255,439     17,889,660     8,700,260    28,772,981
 (23,754,173)    (31,388,066)  (31,591,027)  (34,803,524)   (60,438,789)   (72,434,869)  (17,189,992)  (17,420,864)
 (35,321,489)       (898,564)  (34,013,365)    5,808,514    (69,267,945)    (3,902,347)  (26,982,548)  (16,551,334)
    (815,940)       (753,108)     (868,318)     (778,138)      (945,226)      (968,397)   (1,014,731)     (860,978)
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------

 (55,351,428)     (6,596,637)  (61,852,506)   (7,275,018)  (124,396,521)   (59,415,953)  (36,487,011)   (6,060,195)
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------

 (84,687,024)      1,162,241   (54,097,791)    3,650,084   (212,026,324)     1,055,737   (56,110,197)   18,713,878

 255,452,450     254,290,209   328,623,869   324,973,785    617,983,679    616,927,942   265,556,674   246,842,796
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------
$170,765,426    $255,452,450  $274,526,078  $328,623,869  $ 405,957,355  $ 617,983,679  $209,446,477  $265,556,674
============    ============  ============  ============  =============  =============  ============  ============

  15,322,476      14,998,946    21,421,713    22,019,381     35,392,062     39,648,732    26,699,884    28,061,105
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------
   9,069,266      12,018,287    11,979,825    15,292,790     12,351,757     16,584,475    23,118,295    24,539,136
 (13,284,208)    (11,694,757)  (16,044,993)  (15,890,458)   (20,400,592)   (20,841,145)  (27,684,226)  (25,900,357)
------------    ------------  ------------  ------------  -------------  -------------  ------------  ------------
  11,107,534      15,322,476    17,356,545    21,421,713     27,343,227     35,392,062    22,133,953    26,699,884
============    ============  ============  ============  =============  =============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                           SUBACCOUNTS
                                 -----------------------------------------------------------------------------------------------
                                     AST CAPITAL GROWTH ASSET      AST ACADEMIC STRATEGIES ASSET        AST BALANCED ASSET
                                       ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO
                                 -------------------------------  ------------------------------  ------------------------------
                                    01/01/2011      01/01/2010      01/01/2011      01/01/2010      01/01/2011      01/01/2010
                                        TO              TO              TO              TO              TO              TO
                                    12/31/2011      12/31/2010      12/31/2011      12/31/2010      12/31/2011      12/31/2010
                                 ---------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
 Net investment income
  (loss)........................ $   (61,874,914) $  (37,121,846) $  (46,780,491) $  (35,933,855) $  (33,667,533) $  (27,548,210)
 Capital gains distributions
  received......................               0               0               0               0               0               0
 Realized gain (loss) on shares
  redeemed......................     241,461,820    (417,903,329)     (9,166,449)   (145,286,322)    279,047,750     (67,819,984)
 Net change in unrealized gain
  (loss) on investments.........    (466,961,847)    871,004,183    (155,428,452)    505,853,007    (380,354,601)    361,583,028
                                 ---------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS....................    (287,374,941)    415,979,008    (211,375,392)    324,632,830    (134,974,384)    266,214,834
                                 ---------------  --------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
  TRANSACTIONS
 Contract owner net
  payments......................     125,072,584     465,770,255      94,206,726     404,873,967      82,109,334     451,879,945
 Surrenders, withdrawals and
  death benefits................    (209,846,041)   (193,022,625)   (187,500,770)   (167,657,158)   (150,031,391)   (129,864,857)
 Net transfers between other
  subaccounts or fixed rate
  option........................    (868,912,976)    (19,074,835)   (596,423,569)     62,957,858    (469,447,480)    123,882,362
 Withdrawal and other
  charges.......................     (17,462,296)    (15,875,304)    (16,269,286)    (14,444,148)    (16,257,456)    (14,408,333)
                                 ---------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  CONTRACT OWNER
  TRANSACTIONS..................    (971,148,729)    237,797,491    (705,986,899)    285,730,519    (553,626,993)    431,489,117
                                 ---------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS........................  (1,258,523,670)    653,776,499    (917,362,291)    610,363,349    (688,601,377)    697,703,951

NET ASSETS
 Beginning of period............   4,692,575,310   4,038,798,811   3,907,113,764   3,296,750,415   3,123,794,638   2,426,090,687
                                 ---------------  --------------  --------------  --------------  --------------  --------------
 End of period.................. $ 3,434,051,640  $4,692,575,310  $2,989,751,473  $3,907,113,764  $2,435,193,261  $3,123,794,638
                                 ===============  ==============  ==============  ==============  ==============  ==============

 Beginning units................     445,215,821     427,503,840     367,637,929     342,125,919     283,878,686     244,029,129
                                 ---------------  --------------  --------------  --------------  --------------  --------------
 Units issued...................     181,984,909     251,286,082     130,962,410     161,363,729     117,517,172     152,885,086
 Units redeemed.................    (285,884,868)   (233,574,101)   (203,751,807)   (135,851,719)   (173,335,992)   (113,035,529)
                                 ---------------  --------------  --------------  --------------  --------------  --------------
 Ending units...................     341,315,862     445,215,821     294,848,532     367,637,929     228,059,866     283,878,686
                                 ===============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
    AST PRESERVATION ASSET            AST CLS GROWTH ASSET        AST CLS MODERATE ASSET      AST HORIZON GROWTH ASSET
     ALLOCATION PORTFOLIO             ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO
------------------------------    ---------------------------  ---------------------------  ---------------------------
  01/01/2011        01/01/2010      01/01/2011    01/01/2010     01/01/2011    01/01/2010     01/01/2011    01/01/2010
      TO                TO              TO            TO             TO            TO             TO            TO
  12/31/2011        12/31/2010      12/31/2011    12/31/2010     12/31/2011    12/31/2010     12/31/2011    12/31/2010
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
$  (26,875,383)   $  (13,094,709) $  (9,260,336) $ (7,840,509) $ (12,030,416) $ (9,689,597) $  (8,942,906) $ (7,859,125)
             0                 0      6,266,719             0     14,210,930             0     27,853,009             0
    63,487,770        (3,276,822)    25,370,469    35,418,017     65,602,675    17,708,515     14,610,418    33,466,108
   (67,893,707)      241,181,575    (81,952,076)   35,687,351   (118,749,848)   73,165,567    (74,377,582)   31,681,773
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
   (31,281,320)      224,810,044    (59,575,224)   63,264,859    (50,966,659)   81,184,485    (40,857,061)   57,288,756
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------

    62,241,153       326,059,237     25,853,900   156,865,477     26,703,162   183,480,999     27,423,751   142,852,018
  (211,153,521)     (169,328,384)   (19,213,477)  (14,282,419)   (36,028,236)  (27,125,593)   (18,164,059)  (15,398,039)
    40,074,379       148,006,408   (151,922,742)   76,976,266   (117,993,820)   87,226,454    (97,346,321)   74,946,275

   (13,596,816)      (12,129,692)    (4,838,865)   (4,003,697)    (6,639,657)   (5,690,940)    (4,891,468)   (3,907,196)
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
  (122,434,805)      292,607,569   (150,121,184)  215,555,627   (133,958,551)  237,890,920    (92,978,097)  198,493,058
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
  (153,716,125)      517,417,613   (209,696,408)  278,820,486   (184,925,210)  319,075,405   (133,835,158)  255,781,814

 2,838,371,406     2,320,953,793    708,276,225   429,455,739    973,077,970   654,002,565    681,352,885   425,571,071
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
$2,684,655,281    $2,838,371,406  $ 498,579,817  $708,276,225  $ 788,152,760  $973,077,970  $ 547,517,727  $681,352,885
==============    ==============  =============  ============  =============  ============  =============  ============
   246,540,507       219,165,007     67,762,156    46,324,115     99,996,567    74,171,132     68,780,259    48,273,538
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
   111,625,366       129,660,898     48,571,414    59,014,593     47,421,947    53,061,260     50,478,380    58,397,385
  (122,904,505)     (102,285,398)   (66,538,707)  (37,576,552)   (63,464,666)  (27,235,825)   (62,551,815)  (37,890,664)
--------------    --------------  -------------  ------------  -------------  ------------  -------------  ------------
   235,261,368       246,540,507     49,794,863    67,762,156     83,953,848    99,996,567     56,706,824    68,780,259
==============    ==============  =============  ============  =============  ============  =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                       SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                    AST HORIZON MODERATE ASSET    AST FI PYRAMIS(R) ASSET   AST WESTERN ASSET CORE PLUS
                                       ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO           BOND PORTFOLIO
                                   ---------------------------  --------------------------  --------------------------
                                     01/01/2011    01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                         TO            TO            TO            TO            TO            TO
                                     12/31/2011    12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010
                                   -------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (10,452,701) $ (9,821,013) $ (5,361,693) $ (4,164,165) $  3,505,801  $   (628,119)
  Capital gains distributions
   received.......................    41,850,951             0    12,971,083             0     5,948,414     2,219,544
  Realized gain (loss) on shares
   redeemed.......................    46,037,084    23,634,559     9,452,561    21,347,362    21,240,637     4,914,423
  Net change in unrealized gain
   (loss) on investments..........  (109,286,499)   60,627,410   (46,524,473)   13,247,583   (13,458,736)   13,247,325
                                   -------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (31,851,165)   74,440,956   (29,462,522)   30,430,780    17,236,116    19,753,173
                                   -------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    24,621,719   176,201,588    13,428,276    61,189,091    12,187,070    39,759,393
  Surrenders, withdrawals and
   death benefits.................   (26,455,398)  (22,486,809)  (10,628,426)   (7,689,670)  (23,476,916)  (20,339,837)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (104,552,695)   69,693,893   (57,887,859)   (6,165,987)  (15,227,395)   70,229,660
  Withdrawal and other
   charges........................    (6,430,478)   (5,496,554)   (2,478,312)   (2,148,715)   (2,286,448)   (1,856,697)
                                   -------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (112,816,852)  217,912,118   (57,566,321)   45,184,719   (28,803,689)   87,792,519
                                   -------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (144,668,017)  292,353,074   (87,028,843)   75,615,499   (11,567,573)  107,545,692

NET ASSETS
  Beginning of period.............   912,003,915   619,650,841   358,392,713   282,777,214   400,318,163   292,772,471
                                   -------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $ 767,335,898  $912,003,915  $271,363,870  $358,392,713  $388,750,590  $400,318,163
                                   =============  ============  ============  ============  ============  ============

  Beginning units.................    88,962,542    66,502,162    37,008,706    32,643,241    37,019,192    28,704,501
                                   -------------  ------------  ------------  ------------  ------------  ------------
  Units issued....................    38,979,157    49,003,005    26,500,426    28,681,130    33,159,444    32,357,633
  Units redeemed..................   (51,440,477)  (26,542,625)  (34,210,044)  (24,315,665)  (35,709,015)  (24,042,942)
                                   -------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................    76,501,222    88,962,542    29,299,088    37,008,706    34,469,621    37,019,192
                                   =============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                           COLUMBIA VARIABLE PORTFOLIO -     COLUMBIA FEDERAL     COLUMBIA VARIABLE PORTFOLIO -
 DAVIS VALUE PORTFOLIO       ASSET ALLOCATION FUND         SECURITIES FUND, VS        MONEY MARKET FUND
-----------------------    ----------------------------  -----------------------  ----------------------------
01/01/2011     01/01/2010   01/01/2011     01/01/2010     01/01/2011  01/01/2010   01/01/2011     01/01/2010
    TO             TO           TO             TO             TO          TO           TO             TO
12/31/2011     12/31/2010   12/31/2011     12/31/2010    04/29/2011** 12/31/2010   12/31/2011     12/31/2010
----------    -----------   -----------    -----------   ------------ ----------   -----------    -----------
$   (9,321)   $    (6,818) $    89,967    $   105,078    $    57,517  $   52,604  $   (12,693)   $   (12,463)
    95,038              0            0              0              0           0            0              0
  (101,483)      (435,335)     113,317            335        (75,985)    (26,956)           0              0
   (60,276)       602,553     (271,869)       647,950         36,406      31,631            0              0
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------

   (76,042)       160,400      (68,585)       753,363         17,938      57,279      (12,693)       (12,463)
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------

     3,536              0        3,294        174,470            451      42,197        3,022         12,277
  (321,390)      (800,996)    (818,369)      (696,633)       (37,065)   (246,576)  (1,674,976)    (1,668,343)
   (24,499)      (242,219)    (338,548)      (584,152)    (1,403,305)    (74,193)   1,728,256      1,439,428
    (4,423)        (5,669)      (8,134)        (9,551)          (936)     (2,227)      (3,612)        (3,526)
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------

  (346,776)    (1,048,884)  (1,161,757)    (1,115,866)    (1,440,855)   (280,799)      52,690       (220,164)
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------

  (422,818)      (888,484)  (1,230,342)      (362,503)    (1,422,917)   (223,520)      39,997       (232,627)

 1,613,857      2,502,341    6,644,230      7,006,733      1,422,917   1,646,437    1,142,164      1,374,791
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------
$1,191,039    $ 1,613,857  $ 5,413,888    $ 6,644,230    $         0  $1,422,917  $ 1,182,161    $ 1,142,164
==========    ===========   ===========    ===========   ===========  ==========   ===========    ===========

   147,415        254,275      420,821        487,141        116,487     133,595      104,456        124,513
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------
     8,218          6,173        9,550         20,403             43       6,593      248,185        144,333
   (40,428)      (113,033)     (81,057)       (86,723)      (116,530)    (23,701)    (243,437)      (164,390)
----------    -----------   -----------    -----------   -----------  ----------   -----------    -----------
   115,205        147,415      349,314        420,821              0     116,487      109,204        104,456
==========    ===========   ===========    ===========   ===========  ==========   ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                 SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                   COLUMBIA VARIABLE PORTFOLIO - COLUMBIA LARGE CAP GROWTH PRUDENTIAL SP INTERNATIONAL
                                   SMALL COMPANY GROWTH FUND             FUND, VS              GROWTH PORTFOLIO
                                   ----------------------------  -----------------------   --------------------------
                                   01/01/2011     01/01/2010      01/01/2011   01/01/2010   01/01/2011    01/01/2010
                                       TO             TO              TO           TO           TO            TO
                                   12/31/2011     12/31/2010     04/29/2011**  12/31/2010   12/31/2011    12/31/2010
                                   ----------     ----------     ------------  ----------  -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (4,795)      $ (5,188)     $     4,780   $  (20,640) $   (26,034)  $    (9,592)
  Capital gains distributions
   received.......................         0              0                0            0            0             0
  Realized gain (loss) on shares
   redeemed.......................    54,949         24,669        1,417,287       83,835      601,132    (2,481,963)
  Net change in unrealized gain
   (loss) on investments..........   (66,559)       107,644         (925,648)     686,344   (2,269,835)    3,641,773
                                   ---------       --------      -----------   ----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (16,405)       127,125          496,419      749,539   (1,694,737)    1,150,218
                                   ---------       --------      -----------   ----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     1,350          1,536              681       35,575       76,799       148,956
  Surrenders, withdrawals and
   death benefits.................  (149,135)       (69,939)        (272,749)    (545,550)  (1,073,832)   (2,106,689)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (25,103)          (979)      (5,366,221)    (325,560)    (640,688)   (1,469,940)
  Withdrawal and other
   charges........................    (1,072)        (1,164)          (2,549)      (8,474)     (14,118)      (15,782)
                                   ---------       --------      -----------   ----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (173,960)       (70,546)      (5,640,838)    (844,009)  (1,651,839)   (3,443,455)
                                   ---------       --------      -----------   ----------  -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (190,365)        56,579       (5,144,419)     (94,470)  (3,346,576)   (2,293,237)

NET ASSETS
  Beginning of period.............   577,876        521,297        5,144,419    5,238,889   11,237,050    13,530,287
                                   ---------       --------      -----------   ----------  -----------   -----------
  End of period................... $ 387,511       $577,876      $         0   $5,144,419  $ 7,890,474   $11,237,050
                                   =========       ========      ===========   ==========  ===========   ===========

  Beginning units.................    29,597         33,934          428,939      508,117      897,050     1,212,810
                                   ---------       --------      -----------   ----------  -----------   -----------
  Units issued....................        72             90              562        9,406      284,613       310,483
  Units redeemed..................    (8,445)        (4,427)        (429,501)     (88,584)    (431,565)     (626,243)
                                   ---------       --------      -----------   ----------  -----------   -----------
  Ending units....................    21,224         29,597                0      428,939      750,098       897,050
                                   =========       ========      ===========   ==========  ===========   ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                         SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                       FIRST TRUST TARGET FOCUS FOUR  GLOBAL DIVIDEND TARGET 15
NVIT DEVELOPING MARKETS FUND THE DOW DART 10 PORTFOLIO         PORTFOLIO                      PORTFOLIO
--------------------------   -----------------------   ----------------------------  --------------------------
 01/01/2011     01/01/2010   01/01/2011    01/01/2010   01/01/2011     01/01/2010     01/01/2011    01/01/2010
     TO             TO           TO            TO           TO             TO             TO            TO
 12/31/2011     12/31/2010   12/31/2011    12/31/2010   12/31/2011     12/31/2010     12/31/2011    12/31/2010
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------
$ (1,541,843)  $ (2,551,635) $  (94,147)  $   (89,117) $  (175,620)   $  (184,472)   $   (525,150) $   (660,562)
           0              0           0             0            0              0               0             0
  13,793,780     18,741,371   1,027,783       (73,294)   1,080,819      2,110,362         720,445    (5,958,750)
 (42,708,596)      (422,470)   (594,236)      899,612   (2,527,219)      (413,243)     (3,304,854)    8,776,297
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------

 (30,456,659)    15,767,266     339,400       737,201   (1,622,020)     1,512,647      (3,109,559)    2,156,985
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------

   1,429,715      2,927,858      47,830        76,641      294,924        563,987         468,885     1,006,880
 (18,169,039)   (22,310,978)   (671,264)   (1,028,306)  (2,097,434)    (1,823,978)     (4,451,225)   (6,836,811)
 (41,393,180)   (21,853,722)    264,862     1,571,931     (271,742)      (713,763)     (4,757,989)   (6,668,471)
    (121,526)      (157,585)     (6,610)       (7,186)     (13,577)       (14,853)        (35,383)      (41,691)
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------

 (58,254,030)   (41,394,427)   (365,182)      613,080   (2,087,829)    (1,988,607)     (8,775,712)  (12,540,093)
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------

 (88,710,689)   (25,627,161)    (25,782)    1,350,281   (3,709,849)      (475,960)    (11,885,271)  (10,383,108)

 163,952,100    189,579,261   6,797,544     5,447,263   10,720,945     11,196,905      36,491,179    46,874,287
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------
$ 75,241,411   $163,952,100  $6,771,762   $ 6,797,544  $ 7,011,096    $10,720,945    $ 24,605,908  $ 36,491,179
============   ============  ==========   ===========   ===========    ===========   ============  ============

   6,635,573      8,668,240     626,791       591,358    1,562,752      1,949,307       2,172,888     3,011,343
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------
   2,481,367      4,872,249     401,824       379,678    1,216,900        786,158         805,855     1,454,853
  (5,026,766)    (6,904,916)   (439,712)     (344,245)  (1,597,134)    (1,172,713)     (1,378,821)   (2,293,308)
------------   ------------  ----------   -----------   -----------    -----------   ------------  ------------
   4,090,174      6,635,573     588,903       626,791    1,182,518      1,562,752       1,599,922     2,172,888
============   ============  ==========   ===========   ===========    ===========   ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                    SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                   NASDAQ TARGET 15 PORTFOLIO  S&P TARGET 24 PORTFOLIO  TARGET MANAGED VIP PORTFOLIO
                                   ------------------------   ------------------------  ---------------------------
                                    01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011     01/01/2010
                                        TO            TO           TO           TO           TO             TO
                                    12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011     12/31/2010
                                   -----------   -----------  -----------  -----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (86,809)  $   (57,547) $  (158,992) $  (137,264) $  (429,039)   $  (475,253)
  Capital gains distributions
   received.......................           0             0            0            0            0              0
  Realized gain (loss) on shares
   redeemed.......................   1,442,256       658,256    2,354,410      477,096   (1,430,515)    (6,222,133)
  Net change in unrealized gain
   (loss) on investments..........  (1,326,797)      552,534   (1,848,400)     838,360      934,927     10,769,127
                                   -----------   -----------  -----------  -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................      28,650     1,153,243      347,018    1,178,192     (924,627)     4,071,741
                                   -----------   -----------  -----------  -----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      46,075        95,428      195,930      307,489      278,084        412,480
  Surrenders, withdrawals and
   death benefits.................    (525,878)   (1,292,257)  (1,815,702)  (1,055,794)  (3,318,209)    (3,712,608)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (2,845,855)    4,929,989      970,822     (206,473)  (3,800,866)    (4,038,070)
  Withdrawal and other
   charges........................      (4,172)       (3,677)     (13,531)     (12,504)     (52,460)       (59,687)
                                   -----------   -----------  -----------  -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (3,329,830)    3,729,483     (662,481)    (967,282)  (6,893,451)    (7,397,885)
                                   -----------   -----------  -----------  -----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,301,180)    4,882,726     (315,463)     210,910   (7,818,078)    (3,326,144)

NET ASSETS
  Beginning of period.............   7,702,423     2,819,697    9,500,148    9,289,238   27,841,580     31,167,724
                                   -----------   -----------  -----------  -----------   -----------   -----------
  End of period................... $ 4,401,243   $ 7,702,423  $ 9,184,685  $ 9,500,148  $20,023,502    $27,841,580
                                   ===========   ===========  ===========  ===========   ===========   ===========

  Beginning units.................     786,515       384,092      915,334    1,052,970    2,782,763      3,631,427
                                   -----------   -----------  -----------  -----------   -----------   -----------
  Units issued....................     414,824       710,199      990,376      515,035      835,741        949,298
  Units redeemed..................    (746,920)     (307,776)  (1,087,946)    (652,671)  (1,531,042)    (1,797,962)
                                   -----------   -----------  -----------  -----------   -----------   -----------
  Ending units....................     454,419       786,515      817,764      915,334    2,087,462      2,782,763
                                   ===========   ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                         SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                THE DOW TARGET DIVIDEND
VALUE LINE TARGET 25 PORTFOLIO         PORTFOLIO             PROFUND VP ASIA 30          PROFUND VP BANKS
-----------------------------  ------------------------  --------------------------  ------------------------
 01/01/2011      01/01/2010     01/01/2011   01/01/2010   01/01/2011    01/01/2010    01/01/2011   01/01/2010
     TO              TO             TO           TO           TO            TO            TO           TO
 12/31/2011      12/31/2010     12/31/2011   12/31/2010   12/31/2011    12/31/2010    12/31/2011   12/31/2010
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------
$  (149,945)    $  (165,822)   $  (349,965) $  (384,662) $   (624,860) $   (876,763) $   (76,233) $  (119,506)
          0               0              0            0     2,670,634             0            0            0
 (2,766,737)     (2,653,733)     3,347,144   (2,581,643)   (5,995,379)     (518,353)    (760,864)    (983,108)
    275,087       5,665,941     (2,365,707)   5,994,271    (7,441,552)    2,747,303     (450,539)     903,105
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------

 (2,641,595)      2,846,386        631,472    3,027,966   (11,391,157)    1,352,187   (1,287,636)    (199,509)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------

    134,129         328,622        253,629      399,682       353,215       767,460       26,065       61,278
 (1,856,773)     (1,848,999)    (2,892,914)  (3,434,906)   (6,664,905)  (10,066,644)  (1,017,242)    (924,025)
 (1,092,026)         65,026      1,490,935     (222,685)  (20,466,244)  (14,749,313)  (2,069,779)     755,588
    (10,930)        (13,243)       (31,921)     (33,906)      (46,839)      (49,361)      (4,130)      (6,097)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------

 (2,825,600)     (1,468,594)    (1,180,271)  (3,291,815)  (26,824,773)  (24,097,858)  (3,065,086)    (113,256)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------

 (5,467,195)      1,377,792       (548,799)    (263,849)  (38,215,930)  (22,745,671)  (4,352,722)    (312,765)

 12,604,739      11,226,947     22,288,195   22,552,044    59,466,007    82,211,678    6,663,091    6,975,856
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------
$ 7,137,544     $12,604,739    $21,739,396  $22,288,195  $ 21,250,077  $ 59,466,007  $ 2,310,369  $ 6,663,091
 ===========     ===========   ===========  ===========  ============  ============  ===========  ===========

  1,410,791       1,700,907      2,628,048    3,040,228     2,412,977     3,728,153    1,298,049    1,443,067
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------
    285,723         321,520      1,828,047    2,397,883     2,281,979     6,932,203    5,361,980    8,718,088
   (600,678)       (611,636)    (2,002,221)  (2,810,063)   (3,485,977)   (8,247,379)  (6,041,774)  (8,863,106)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  -----------
  1,095,836       1,410,791      2,453,874    2,628,048     1,208,979     2,412,977      618,255    1,298,049
 ===========     ===========   ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                         PROFUND VP BEAR       PROFUND VP BIOTECHNOLOGY  PROFUND VP BASIC MATERIALS
                                   --------------------------  ------------------------  -------------------------
                                    01/01/2011    01/01/2010    01/01/2011   01/01/2010   01/01/2011    01/01/2010
                                        TO            TO            TO           TO           TO            TO
                                    12/31/2011    12/31/2010    12/31/2011   12/31/2010   12/31/2011    12/31/2010
                                   ------------  ------------  -----------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (336,330) $   (645,512) $  (107,165) $  (138,731) $   (528,773) $  (438,272)
  Capital gains distributions
   received.......................            0             0            0            0             0            0
  Realized gain (loss) on shares
   redeemed.......................   (2,790,312)   (9,744,950)    (298,285)     173,024     6,105,644    3,315,697
  Net change in unrealized gain
   (loss) on investments..........      314,431       374,910       68,256        2,182   (11,683,851)   4,475,258
                                   ------------  ------------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (2,812,211)  (10,015,552)    (337,194)      36,475    (6,106,980)   7,352,683
                                   ------------  ------------  -----------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       41,661       711,410       34,195      116,720       306,112      545,335
  Surrenders, withdrawals and
   death benefits.................   (2,598,510)   (6,214,614)  (1,134,085)  (1,427,215)   (4,825,290)  (5,877,535)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    2,224,084     3,226,915      307,187     (684,131)  (27,524,222)  (1,957,758)
  Withdrawal and other
   charges........................      (21,083)      (35,701)      (4,843)      (7,190)      (28,330)     (33,107)
                                   ------------  ------------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................     (353,848)   (2,311,990)    (797,546)  (2,001,816)  (32,071,730)  (7,323,065)
                                   ------------  ------------  -----------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (3,166,059)  (12,327,542)  (1,134,740)  (1,965,341)  (38,178,710)      29,618

NET ASSETS
  Beginning of period.............   21,389,653    33,717,195    5,904,889    7,870,230    55,254,023   55,224,405
                                   ------------  ------------  -----------  -----------  ------------  -----------
  End of period................... $ 18,223,594  $ 21,389,653  $ 4,770,149  $ 5,904,889  $ 17,075,313  $55,254,023
                                   ============  ============  ===========  ===========  ============  ===========

  Beginning units.................    3,980,611     5,156,853      569,921      789,902     3,099,368    3,953,759
                                   ------------  ------------  -----------  -----------  ------------  -----------
  Units issued....................   36,327,055    50,760,339    2,411,085    2,249,517     3,654,025    7,291,657
  Units redeemed..................  (36,464,847)  (51,936,581)  (2,536,843)  (2,469,498)   (5,596,526)  (8,146,048)
                                   ------------  ------------  -----------  -----------  ------------  -----------
  Ending units....................    3,842,819     3,980,611      444,163      569,921     1,156,867    3,099,368
                                   ============  ============  ===========  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                                                                 PROFUND VP                PROFUND VP
   PROFUND VP ULTRABULL             PROFUND VP BULL           CONSUMER SERVICES     CONSUMER GOODS PORTFOLIO
--------------------------    --------------------------  ------------------------  ------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010    01/01/2011   01/01/2010   01/01/2011   01/01/2010
     TO              TO            TO            TO            TO           TO           TO           TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010    12/31/2011   12/31/2010   12/31/2011   12/31/2010
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
$   (178,058)   $   (193,815) $   (829,426) $   (816,717) $  (150,176) $  (188,560) $  (112,144) $  (129,720)
   1,046,572               0       842,515             0            0            0            0            0
  (1,980,578)      1,991,482      (904,822)    4,694,940    1,386,494       10,325    1,156,118    1,316,064
    (549,671)         62,795    (2,142,095)      812,337   (1,180,383)   1,209,603   (1,084,724)     762,619
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

  (1,661,735)      1,860,462    (3,033,828)    4,690,560       55,935    1,031,368      (40,750)   1,948,963
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

      76,556         136,303       389,583       609,784      194,779    1,295,825      263,020    1,138,636
  (1,857,027)     (1,404,457)   (9,046,223)   (9,406,733)    (908,415)  (1,382,680)  (1,884,270)  (1,685,831)
   2,253,736      (5,783,367)   15,611,956    (7,479,587)  (6,492,923)   9,029,330      592,377     (731,509)
     (11,493)        (15,924)      (68,536)      (69,742)     (25,685)     (24,202)     (42,332)     (33,782)
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

     461,772      (7,067,445)    6,886,780   (16,346,278)  (7,232,244)   8,918,273   (1,071,205)  (1,312,486)
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

  (1,199,963)     (5,206,983)    3,852,952   (11,655,718)  (7,176,309)   9,949,641   (1,111,955)     636,477

  12,189,679      17,396,662    57,453,486    69,109,204   15,545,714    5,596,073   17,147,765   16,511,288
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
$ 10,989,716    $ 12,189,679  $ 61,306,438  $ 57,453,486  $ 8,369,405  $15,545,714  $16,035,810  $17,147,765
============    ============  ============  ============  ===========  ===========  ===========  ===========

   1,807,351       3,111,939     5,434,551     7,235,296    1,604,048      669,864    1,382,231    1,551,165
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
  17,024,284      16,785,763    34,920,185    34,450,807    2,245,854    5,675,807    3,917,206    5,053,491
 (17,044,472)    (18,090,351)  (34,350,336)  (36,251,552)  (3,026,540)  (4,741,623)  (4,056,231)  (5,222,425)
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
   1,787,163       1,807,351     6,004,400     5,434,551      823,362    1,604,048    1,243,206    1,382,231
============    ============  ============  ============  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                      PROFUND VP OIL & GAS       PROFUND VP EUROPE 30       PROFUND VP FINANCIALS
                                   -------------------------  --------------------------  ------------------------
                                    01/01/2011    01/01/2010   01/01/2011    01/01/2010    01/01/2011   01/01/2010
                                        TO            TO           TO            TO            TO           TO
                                    12/31/2011    12/31/2010   12/31/2011    12/31/2010    12/31/2011   12/31/2010
                                   ------------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (926,323) $  (627,591) $   (111,946) $     96,807  $  (256,062) $  (257,609)
  Capital gains distributions
   received.......................            0            0             0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................   10,615,101     (686,156)   (1,482,897)   (1,277,023)    (379,315)    (527,424)
  Net change in unrealized gain
   (loss) on investments..........  (10,699,144)   8,176,133    (2,104,867)   (1,373,438)  (2,242,990)   1,355,549
                                   ------------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (1,010,366)   6,862,386    (3,699,710)   (2,553,654)  (2,878,367)     570,516
                                   ------------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      802,156      866,722       142,175       115,109      320,129    1,926,883
  Surrenders, withdrawals and
   death benefits.................   (7,818,953)  (7,669,464)   (5,050,029)   (5,354,864)  (1,332,237)  (1,304,669)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (12,566,765)   1,796,191   (14,358,027)   (5,062,167)  (3,423,980)    (955,216)
  Withdrawal and other
   charges........................      (59,249)     (56,321)      (16,582)      (19,150)     (56,338)     (62,356)
                                   ------------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (19,642,811)  (5,062,872)  (19,282,463)  (10,321,072)  (4,492,426)    (395,358)
                                   ------------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (20,653,177)   1,799,514   (22,982,173)  (12,874,726)  (7,370,793)     175,158

NET ASSETS
  Beginning of period.............   64,390,227   62,590,713    34,023,995    46,898,721   18,134,344   17,959,186
                                   ------------  -----------  ------------  ------------  -----------  -----------
  End of period................... $ 43,737,050  $64,390,227  $ 11,041,822  $ 34,023,995  $10,763,551  $18,134,344
                                   ============  ===========  ============  ============  ===========  ===========

  Beginning units.................    3,005,340    3,394,833     3,144,021     4,394,420    2,566,539    2,797,510
                                   ------------  -----------  ------------  ------------  -----------  -----------
  Units issued....................    5,461,360    6,231,784     4,685,124     8,098,640    2,745,573    8,040,323
  Units redeemed..................   (6,410,509)  (6,621,277)   (6,652,841)   (9,349,039)  (3,505,740)  (8,271,294)
                                   ------------  -----------  ------------  ------------  -----------  -----------
  Ending units....................    2,056,191    3,005,340     1,176,304     3,144,021    1,806,372    2,566,539
                                   ============  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
        PROFUND VP                                              ACCESS VP
   U.S. GOVERNMENT PLUS        PROFUND VP HEALTH CARE        HIGH YIELD FUND       PROFUND VP INDUSTRIALS
--------------------------    ------------------------  ------------------------  ------------------------
 01/01/2011      01/01/2010    01/01/2011   01/01/2010   01/01/2011   01/01/2010   01/01/2011   01/01/2010
     TO              TO            TO           TO           TO           TO           TO           TO
 12/31/2011      12/31/2010    12/31/2011   12/31/2010   12/31/2011   12/31/2010   12/31/2011   12/31/2010
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------
$   (476,149)   $   (569,154) $  (331,815) $  (237,646) $  (166,672) $ 2,421,430  $  (223,434) $  (234,853)
           0               0            0            0      519,162            0            0            0
  10,104,394       3,213,068      291,937    1,333,539     (424,332)     307,747     (139,690)   1,578,806
   4,328,862      (1,036,769)    (520,841)    (748,912)      47,295     (556,087)  (1,181,478)   1,062,363
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------

  13,957,107       1,607,145     (560,719)     346,981      (24,547)   2,173,090   (1,544,602)   2,406,316
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------

     115,153         772,327      578,382    1,694,263       48,250      116,045      214,327    1,718,850
  (4,786,556)     (7,947,928)  (2,316,409)  (2,180,488)  (3,625,476)  (2,809,360)  (1,730,022)  (1,869,090)
   4,472,075        (732,144)   3,549,612   (5,653,164)  26,487,020    1,730,552   (3,707,892)    (460,450)
     (26,954)        (45,886)     (65,654)     (50,894)      (8,633)      (8,693)     (45,018)     (42,175)
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------

    (226,282)     (7,953,631)   1,745,931   (6,190,283)  22,901,161     (971,456)  (5,268,605)    (652,865)
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------

  13,730,825      (6,346,486)   1,185,212   (5,843,302)  22,876,614    1,201,634   (6,813,207)   1,753,451

  28,659,025      35,005,511   16,608,823   22,452,125   18,991,832   17,790,198   15,943,215   14,189,764
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------
$ 42,389,850    $ 28,659,025  $17,794,035  $16,608,823  $41,868,446  $18,991,832  $ 9,130,008  $15,943,215
============    ============  ===========  ===========  ===========  ===========  ===========  ===========

   2,138,497       2,832,031    1,736,274    2,393,753    1,290,923    1,387,578    1,255,274    1,347,830
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------
  14,005,905      23,766,697    6,209,198    4,090,987    7,350,771    6,071,059    4,210,320    5,626,431
 (13,884,312)    (24,460,231)  (6,221,980)  (4,748,466)  (5,833,689)  (6,167,714)  (4,713,671)  (5,718,987)
------------    ------------  -----------  -----------  -----------  -----------  -----------  -----------
   2,260,090       2,138,497    1,723,492    1,736,274    2,808,005    1,290,923      751,923    1,255,274
============    ============  ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                      PROFUND VP INTERNET         PROFUND VP JAPAN      PROFUND VP PRECIOUS METALS
                                   -------------------------  ------------------------  --------------------------
                                    01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011    01/01/2010
                                        TO            TO           TO           TO           TO            TO
                                    12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011    12/31/2010
                                   ------------  -----------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (123,728) $  (142,557) $  (119,894) $  (164,918) $ (1,697,182) $ (1,791,034)
  Capital gains distributions
   received.......................      273,931      320,197            0            0     1,875,748             0
  Realized gain (loss) on shares
   redeemed.......................    1,712,642      892,147   (1,451,451)    (683,497)    6,412,557    15,035,695
  Net change in unrealized gain
   (loss) on investments..........   (2,226,476)   1,004,339     (694,057)    (208,486)  (33,215,189)   15,373,102
                                   ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     (363,631)   2,074,126   (2,265,402)  (1,056,901)  (26,624,066)   28,617,763
                                   ------------  -----------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       42,613       58,471      108,067      111,619     1,092,894     1,483,770
  Surrenders, withdrawals and
   death benefits.................   (1,166,585)  (1,244,251)  (1,224,271)  (1,647,843)  (13,472,666)  (15,109,482)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (11,198,684)   1,501,540   (2,080,642)    (680,038)  (26,232,855)   15,853,229
  Withdrawal and other
   charges........................       (5,160)      (6,264)      (7,148)      (7,643)      (84,287)      (84,605)
                                   ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (12,327,816)     309,496   (3,203,994)  (2,223,905)  (38,696,914)    2,142,912
                                   ------------  -----------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (12,691,447)   2,383,622   (5,469,396)  (3,280,806)  (65,320,980)   30,760,675

NET ASSETS
  Beginning of period.............   16,904,165   14,520,543   10,269,280   13,550,086   140,601,934   109,841,259
                                   ------------  -----------  -----------  -----------  ------------  ------------
  End of period................... $  4,212,718  $16,904,165  $ 4,799,884  $10,269,280  $ 75,280,954  $140,601,934
                                   ============  ===========  ===========  ===========  ============  ============

  Beginning units.................      650,532      744,608    1,285,956    1,568,657     6,200,393     6,318,303
                                   ------------  -----------  -----------  -----------  ------------  ------------
  Units issued....................      437,893    1,371,603    4,194,896    4,259,158    11,029,037    13,003,201
  Units redeemed..................     (911,940)  (1,465,679)  (4,727,961)  (4,541,859)  (13,035,180)  (13,121,111)
                                   ------------  -----------  -----------  -----------  ------------  ------------
  Ending units....................      176,485      650,532      752,891    1,285,956     4,194,250     6,200,393
                                   ============  ===========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 PROFUND VP MID-CAP GROWTH     PROFUND VP MID-CAP VALUE   PROFUND VP PHARMACEUTICALS  PROFUND VP REAL ESTATE
--------------------------    --------------------------  ------------------------   ------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010   01/01/2011   01/01/2010
     TO              TO            TO            TO            TO            TO           TO           TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010   12/31/2011   12/31/2010
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------
$   (852,051)   $   (647,565) $   (338,952) $   (321,940) $   (21,222)  $   175,621  $  (286,872) $   388,414
           0               0             0             0            0             0            0            0
  (1,026,731)      6,933,150      (976,628)    4,958,667      (70,357)      (96,882)     641,712    2,379,971
  (3,396,526)      1,830,475      (683,149)     (246,869)     706,994      (221,556)    (718,950)    (109,759)
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------
  (5,275,308)      8,116,060    (1,998,729)    4,389,858      615,415      (142,817)    (364,110)   2,658,626
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------

     535,102         933,508       255,189       762,502       63,514       179,227      465,299    1,120,926
 (10,374,479)     (7,441,015)   (4,216,927)   (4,592,763)    (780,013)     (917,777)  (2,034,022)  (2,217,688)
 (22,926,138)     24,538,809     2,818,028    (6,036,795)   7,373,199    (5,320,923)  (2,076,531)  (2,103,589)
     (78,847)        (46,922)      (41,023)      (44,615)      (7,248)       (5,363)     (28,801)     (34,017)
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------

 (32,844,362)     17,984,380    (1,184,733)   (9,911,671)   6,649,452    (6,064,836)  (3,674,055)  (3,234,368)
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------

 (38,119,670)     26,100,440    (3,183,462)   (5,521,813)   7,264,867    (6,207,653)  (4,038,165)    (575,742)

  69,919,565      43,819,125    28,287,100    33,808,913    5,086,239    11,293,892   16,643,318   17,219,060
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------
$ 31,799,895    $ 69,919,565  $ 25,103,638  $ 28,287,100  $12,351,106   $ 5,086,239  $12,605,153  $16,643,318
============    ============  ============  ============  ===========   ===========  ===========  ===========

   4,928,250       3,961,436     2,068,855     2,943,714      650,106     1,421,729    1,045,159    1,324,867
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------
  15,900,638      21,069,008    10,902,164    13,058,559    3,574,543     2,871,807    3,085,054    6,098,174
 (18,468,976)    (20,102,194)  (11,050,740)  (13,933,418)  (2,821,061)   (3,643,430)  (3,370,914)  (6,377,882)
------------    ------------  ------------  ------------  -----------   -----------  -----------  -----------
   2,359,912       4,928,250     1,920,279     2,068,855    1,403,588       650,106      759,299    1,045,159
============    ============  ============  ============  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                     PROFUND VP RISING RATES
                                           OPPORTUNITY            PROFUND VP NASDAQ-100    PROFUND VP SEMICONDUCTOR
                                   --------------------------  --------------------------  ------------------------
                                    01/01/2011    01/01/2010    01/01/2011    01/01/2010    01/01/2011   01/01/2010
                                        TO            TO            TO            TO            TO           TO
                                    12/31/2011    12/31/2010    12/31/2011    12/31/2010    12/31/2011   12/31/2010
                                   ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (427,339) $   (562,537) $   (486,739) $   (457,839) $   (40,109) $   (11,531)
  Capital gains distributions
   received.......................            0             0             0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................   (8,077,689)   (7,429,230)      558,065     3,079,213     (121,148)      91,934
  Net change in unrealized gain
   (loss) on investments..........   (2,679,227)      383,455    (2,469,788)     (135,946)    (197,997)    (158,594)
                                   ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (11,184,255)   (7,608,312)   (2,398,462)    2,485,428     (359,254)     (78,191)
                                   ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      130,779       470,592       186,209       145,385        9,635       44,613
  Surrenders, withdrawals and
   death benefits.................   (4,149,040)   (4,686,055)   (4,484,472)   (4,256,411)    (405,156)    (554,469)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (6,930,516)   14,146,719    (6,213,870)   (1,344,872)    (259,136)  (4,650,519)
  Withdrawal and other
   charges........................      (23,174)      (33,529)      (30,723)      (37,609)      (1,512)      (1,635)
                                   ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (10,971,951)    9,897,727   (10,542,856)   (5,493,507)    (656,169)  (5,162,010)
                                   ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (22,156,206)    2,289,415   (12,941,318)   (3,008,079)  (1,015,423)  (5,240,201)

NET ASSETS
  Beginning of period.............   34,706,754    32,417,339    38,550,905    41,558,984    2,546,439    7,786,640
                                   ------------  ------------  ------------  ------------  -----------  -----------
  End of period................... $ 12,550,548  $ 34,706,754  $ 25,609,587  $ 38,550,905  $ 1,531,016  $ 2,546,439
                                   ============  ============  ============  ============  ===========  ===========

  Beginning units.................    8,233,308     6,287,216     4,004,792     5,150,822      387,235    1,312,985
                                   ------------  ------------  ------------  ------------  -----------  -----------
  Units issued....................   25,857,055    42,448,471    20,620,583    28,575,808    2,037,418    2,439,788
  Units redeemed..................  (29,261,794)  (40,502,379)  (21,867,581)  (29,721,838)  (2,178,350)  (3,365,538)
                                   ------------  ------------  ------------  ------------  -----------  -----------
  Ending units....................    4,828,569     8,233,308     2,757,794     4,004,792      246,303      387,235
                                   ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
   PROFUND VP SMALL-CAP                                      PROFUND VP SHORT
          GROWTH              PROFUND VP SHORT MID-CAP          NASDAQ-100          PROFUND VP SHORT SMALL-CAP
--------------------------    ------------------------  --------------------------  --------------------------
 01/01/2011      01/01/2010    01/01/2011   01/01/2010   01/01/2011    01/01/2010    01/01/2011    01/01/2010
     TO              TO            TO           TO           TO            TO            TO            TO
 12/31/2011      12/31/2010    12/31/2011   12/31/2010   12/31/2011    12/31/2010    12/31/2011    12/31/2010
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------
$   (616,956)   $   (490,320) $   (30,910) $   (74,346) $   (114,153) $   (200,208) $    (68,797) $    (95,099)
      79,703               0            0            0             0             0             0             0
   1,277,013       1,054,206     (516,161)  (1,951,339)   (1,459,462)   (3,594,653)      175,421    (3,342,666)
  (3,863,965)      3,320,779       85,071       11,622       338,385       422,122         1,165       270,816
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------

  (3,124,205)      3,884,665     (462,000)  (2,014,063)   (1,235,230)   (3,372,739)      107,789    (3,166,949)
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------

     473,998         566,501        2,261      123,910        66,308        40,427         2,016        19,033
  (6,213,828)     (4,572,743)    (154,773)    (640,165)     (732,099)   (1,154,192)     (773,452)   (1,258,811)
  (9,965,234)     16,845,537    1,459,940      938,992     3,253,590     1,664,575       869,797       953,411
     (52,598)        (36,281)        (895)      (1,897)      (10,399)      (12,964)       (3,476)       (3,601)
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------

 (15,757,662)     12,803,014    1,306,533      420,840     2,577,400       537,846        94,885      (289,968)
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------

 (18,881,867)     16,687,679      844,533   (1,593,223)    1,342,170    (2,834,893)      202,674    (3,456,917)

  54,220,246      37,532,567    1,769,407    3,362,630     6,670,690     9,505,583     3,927,893     7,384,810
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------
$ 35,338,379    $ 54,220,246  $ 2,613,940  $ 1,769,407  $  8,012,860  $  6,670,690  $  4,130,567  $  3,927,893
============    ============  ===========  ===========  ============  ============  ============  ============

   3,712,325       3,213,302      374,376      518,967     2,018,684     2,233,150       840,511     1,097,749
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------
  10,777,452      12,193,367    4,917,905    5,828,118    33,513,168    33,057,151    14,825,949    19,204,661
 (12,013,404)    (11,694,344)  (4,690,820)  (5,972,709)  (32,749,037)  (33,271,617)  (14,680,112)  (19,461,899)
------------    ------------  -----------  -----------  ------------  ------------  ------------  ------------
   2,476,373       3,712,325      601,461      374,376     2,782,815     2,018,684       986,348       840,511
============    ============  ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                                                                               PROFUND VP
                                   PROFUND VP SMALL-CAP VALUE   PROFUND VP TECHNOLOGY      TELECOMMUNICATIONS
                                   -------------------------  ------------------------  ------------------------
                                    01/01/2011   01/01/2010    01/01/2011   01/01/2010   01/01/2011   01/01/2010
                                        TO           TO            TO           TO           TO           TO
                                    12/31/2011   12/31/2010    12/31/2011   12/31/2010   12/31/2011   12/31/2010
                                   -----------  ------------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (288,549) $   (360,393) $  (156,625) $  (151,275) $   156,315  $   170,074
  Capital gains distributions
   received.......................           0             0            0            0            0            0
  Realized gain (loss) on shares
   redeemed.......................     894,662       128,441      487,215      563,298       37,793      784,278
  Net change in unrealized gain
   (loss) on investments..........  (1,719,831)    1,961,349   (1,217,948)    (512,927)    (740,030)     712,692
                                   -----------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (1,113,718)    1,729,397     (887,358)    (100,904)    (545,922)   1,667,044
                                   -----------  ------------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     260,615       964,487       29,834      145,624      447,750      742,378
  Surrenders, withdrawals and
   death benefits.................  (3,263,762)   (4,112,005)  (2,027,366)  (1,544,037)    (893,943)  (1,401,958)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     360,133     8,406,920    2,674,537   (7,403,574)  (5,820,509)   3,907,236
  Withdrawal and other
   charges........................     (25,293)      (29,473)      (5,613)      (6,002)     (27,852)     (22,512)
                                   -----------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (2,668,307)    5,229,929      671,392   (8,807,989)  (6,294,554)   3,225,144
                                   -----------  ------------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,782,025)    6,959,326     (215,966)  (8,908,893)  (6,840,476)   4,892,188

NET ASSETS
  Beginning of period.............  22,662,562    15,703,236   10,700,360   19,609,253   14,077,393    9,185,205
                                   -----------  ------------  -----------  -----------  -----------  -----------
  End of period................... $18,880,537  $ 22,662,562  $10,484,394  $10,700,360  $ 7,236,917  $14,077,393
                                   ===========  ============  ===========  ===========  ===========  ===========

  Beginning units.................   1,786,699     1,490,849    1,440,130    2,843,365    1,766,778    1,333,082
                                   -----------  ------------  -----------  -----------  -----------  -----------
  Units issued....................   4,298,243    11,681,458    3,154,785    3,537,009    3,949,191    6,375,922
  Units redeemed..................  (4,465,933)  (11,385,608)  (3,185,874)  (4,940,244)  (4,818,538)  (5,942,226)
                                   -----------  ------------  -----------  -----------  -----------  -----------
  Ending units....................   1,619,009     1,786,699    1,409,041    1,440,130      897,431    1,766,778
                                   ===========  ============  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
  PROFUND VP ULTRAMID-CAP     PROFUND VP ULTRANASDAQ-100  PROFUND VP ULTRASMALL-CAP    PROFUND VP UTILITIES
--------------------------    --------------------------  -------------------------  ------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010    01/01/2011   01/01/2010    01/01/2011   01/01/2010
     TO              TO            TO            TO            TO           TO            TO           TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010    12/31/2011   12/31/2010    12/31/2011   12/31/2010
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------

$   (411,761)   $   (468,423) $   (471,031) $   (428,502) $  (192,429) $   (212,002) $   206,188  $   214,873

           0               0             0             0    3,392,923             0            0            0
     492,753       9,919,045     2,094,464     6,990,798   (3,786,147)    4,317,421    2,175,634      697,969
  (3,310,892)      1,433,166    (3,709,191)      872,473   (1,512,701)      744,214    1,400,989       40,108
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------

  (3,229,900)     10,883,788    (2,085,758)    7,434,769   (2,098,354)    4,849,633    3,782,811      952,950
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------


     237,298         275,680       200,834       913,631       98,079       146,641      477,010    1,504,424
  (3,152,680)     (3,938,399)   (3,378,306)   (2,684,765)  (2,031,694)   (1,878,878)  (3,369,923)  (3,003,948)
 (17,681,781)      1,722,379     2,562,108    (3,963,649)  (4,764,293)    3,263,091   10,295,178     (622,957)

     (24,594)        (29,035)      (33,041)      (37,077)      (9,398)      (11,130)     (74,726)     (60,855)
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------

 (20,621,757)     (1,969,375)     (648,405)   (5,771,860)  (6,707,306)    1,519,724    7,327,539   (2,183,336)
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------

 (23,851,657)      8,914,413    (2,734,163)    1,662,909   (8,805,660)    6,369,357   11,110,350   (1,230,386)

  38,605,710      29,691,297    29,712,605    28,049,696   17,476,274    11,106,917   25,613,300   26,843,686
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------
$ 14,754,053    $ 38,605,710  $ 26,978,442  $ 29,712,605  $ 8,670,614  $ 17,476,274  $36,723,650  $25,613,300
============    ============  ============  ============  ===========  ============  ===========  ===========

   2,833,583       3,144,207    17,474,379    22,194,231    1,784,211     1,693,213    2,038,857    2,236,472
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------
   8,653,189      17,088,268    32,067,523    42,658,845    7,282,171    14,763,423    5,699,530    4,252,468
 (10,205,061)    (17,398,892)  (36,067,583)  (47,378,697)  (7,937,950)  (14,672,425)  (5,201,635)  (4,450,083)
------------    ------------  ------------  ------------  -----------  ------------  -----------  -----------
   1,281,711       2,833,583    13,474,319    17,474,379    1,128,432     1,784,211    2,536,752    2,038,857
============    ============  ============  ============  ===========  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                   PROFUND VP LARGE-CAP GROWTH PROFUND VP LARGE-CAP VALUE       RYDEX VT NOVA
                                   --------------------------  --------------------------  ----------------------
                                    01/01/2011    01/01/2010    01/01/2011    01/01/2010   01/01/2011  01/01/2010
                                        TO            TO            TO            TO           TO          TO
                                    12/31/2011    12/31/2010    12/31/2011    12/31/2010   12/31/2011  12/31/2010
                                   ------------  ------------  ------------  ------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (471,625) $   (498,399) $   (189,704) $   (172,329) $  (20,649) $  (20,672)
  Capital gains distributions
   received.......................            0             0             0             0           0           0
  Realized gain (loss) on shares
   redeemed.......................    1,426,884     4,096,343       (58,468)    2,018,841     121,530      54,944
  Net change in unrealized gain
   (loss) on investments..........   (2,077,992)     (751,921)   (1,066,034)      996,911    (128,165)    257,234
                                   ------------  ------------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (1,122,733)    2,846,023    (1,314,206)    2,843,423     (27,284)    291,506
                                   ------------  ------------  ------------  ------------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      236,026       642,052       190,964       788,717       3,048       1,696
  Surrenders, withdrawals and
   death benefits.................   (4,808,210)   (4,455,300)   (3,941,385)   (4,624,582)   (302,447)   (305,634)
  Net transfers between other
   subaccounts or fixed rate
   option.........................      (61,696)   (8,145,277)   (6,511,643)    3,639,862     (49,429)   (131,026)
  Withdrawal and other
   charges........................      (36,565)      (36,892)      (53,059)      (41,994)     (2,612)     (3,197)
                                   ------------  ------------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (4,670,445)  (11,995,417)  (10,315,123)     (237,997)   (351,440)   (438,161)
                                   ------------  ------------  ------------  ------------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (5,793,178)   (9,149,394)  (11,629,329)    2,605,426    (378,724)   (146,655)

NET ASSETS
  Beginning of period.............   33,212,286    42,361,680    30,816,380    28,210,954   1,759,819   1,906,474
                                   ------------  ------------  ------------  ------------  ----------  ----------
  End of period................... $ 27,419,108  $ 33,212,286  $ 19,187,051  $ 30,816,380  $1,381,095  $1,759,819
                                   ============  ============  ============  ============  ==========  ==========

  Beginning units.................    3,155,232     4,505,376     3,322,025     3,399,210     325,867     418,198
                                   ------------  ------------  ------------  ------------  ----------  ----------
  Units issued....................    9,731,384     9,863,412     9,756,594    15,875,349      15,964       9,269
  Units redeemed..................  (10,315,378)  (11,213,556)  (10,971,606)  (15,952,534)    (79,867)   (101,600)
                                   ------------  ------------  ------------  ------------  ----------  ----------
  Ending units....................    2,571,238     3,155,232     2,107,013     3,322,025     261,964     325,867
                                   ============  ============  ============  ============  ==========  ==========

** Date subaccount was no longer available for investment


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                            RYDEX VT INVERSE S&P 500                            INVESCO V.I. FINANCIAL SERVICES
   RYDEX VT NASDAQ-100            STRATEGY           INVESCO V.I. DYNAMICS FUND            FUND
------------------------    -----------------------  -------------------------  ------------------------------
 01/01/2011     01/01/2010  01/01/2011   01/01/2010   01/01/2011    01/01/2010   01/01/2011       01/01/2010
     TO             TO          TO           TO           TO            TO           TO               TO
 12/31/2011     12/31/2010  12/31/2011   12/31/2010  04/29/2011**   12/31/2010  04/29/2011**      12/31/2010
-----------    -----------  ----------   ----------  ------------  -----------  ------------      -----------
$  (135,154)   $  (146,839)  $ (1,854)    $ (2,489)  $   (147,195) $  (366,854) $    (66,629)    $  (294,951)
          0              0          0            0              0            0             0               0
   (354,282)      (892,809)   (11,242)     (12,366)     8,442,589   (3,683,437)    1,681,444       2,888,663
    606,520      2,647,549     (1,618)     (18,020)    (5,273,819)   8,262,078      (638,006)     (1,709,526)
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------

    117,084      1,607,901    (14,714)     (32,875)     3,021,575    4,211,787       976,809         884,186
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------

     35,547         32,388        271            0         78,692      364,564        90,568         401,811
 (1,374,076)    (1,794,029)   (12,677)     (19,554)    (1,515,487)  (4,325,073)     (991,764)     (2,818,766)
   (500,659)      (587,933)      (101)      (1,101)   (26,157,680)     (72,409)  (18,854,667)        239,444
    (20,217)       (22,937)      (213)        (306)        (8,875)     (30,143)       (9,610)        (22,357)
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------

 (1,859,405)    (2,372,511)   (12,720)     (20,961)   (27,603,350)  (4,063,061)  (19,765,473)     (2,199,868)
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------

 (1,742,321)      (764,610)   (27,434)     (53,836)   (24,581,775)     148,726   (18,788,664)     (1,315,682)

 10,506,622     11,271,232    148,618      202,454     24,581,775   24,433,049    18,788,664      20,104,346
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------
$ 8,764,301    $10,506,622   $121,184     $148,618   $          0  $24,581,775  $          0     $18,788,664
===========    ===========   ========     ========   ============  ===========   ============     ===========

  1,398,195      1,752,394     21,649       24,317      2,006,106    2,469,361     2,884,268       3,327,099
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------
     18,784         10,331      1,161        1,731        638,172    1,465,700       631,552       3,128,301
   (259,351)      (364,530)    (3,130)      (4,399)    (2,644,278)  (1,928,955)   (3,515,820)     (3,571,132)
-----------    -----------   --------     --------   ------------  -----------   ------------     -----------
  1,157,628      1,398,195     19,680       21,649              0    2,006,106             0       2,884,268
===========    ===========   ========     ========   ============  ===========   ============     ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   ----------------------------------------------------------------------------------

                                      INVESCO V.I. GLOBAL                                  WELLS FARGO ADVANTAGE VT
                                        HEALTH CARE FUND      INVESCO V.I. TECHNOLOGY FUND INDEX ASSET ALLOCATION FUND
                                   -------------------------  ---------------------------  --------------------------
                                    01/01/2011   01/01/2010    01/01/2011     01/01/2010    01/01/2011    01/01/2010
                                        TO           TO            TO             TO            TO            TO
                                    12/31/2011   12/31/2010    12/31/2011     12/31/2010    12/31/2011    12/31/2010
                                   -----------  ------------  ------------   -----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (550,095) $   (615,553) $   (397,339)  $  (450,629)  $   452,076   $   105,751
  Capital gains distributions
   received.......................           0             0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................   3,658,253    (4,548,642)    1,402,579       736,220      (152,052)     (153,049)
  Net change in unrealized gain
   (loss) on investments..........  (2,593,125)    6,044,109    (2,740,428)    4,906,721     1,076,027     3,382,442
                                   -----------  ------------  ------------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     515,033       879,914    (1,735,188)    5,192,312     1,376,051     3,335,144
                                   -----------  ------------  ------------   -----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     372,169       553,704       278,665       495,718        47,016        27,403
  Surrenders, withdrawals and
   death benefits.................  (4,858,373)   (5,977,652)   (4,800,680)   (4,587,136)   (4,085,439)   (5,191,682)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (2,617,590)   (6,162,237)   (6,745,989)    1,941,605    (1,277,533)     (868,649)
  Withdrawal and other
   charges........................     (45,229)      (52,929)      (41,803)      (47,374)      (21,432)      (21,397)
                                   -----------  ------------  ------------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (7,149,023)  (11,639,114)  (11,309,807)   (2,197,187)   (5,337,388)   (6,054,325)
                                   -----------  ------------  ------------   -----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (6,633,990)  (10,759,200)  (13,044,995)    2,995,125    (3,961,337)   (2,719,181)

NET ASSETS
  Beginning of period.............  36,404,809    47,164,009    36,193,342    33,198,217    30,448,509    33,167,690
                                   -----------  ------------  ------------   -----------   -----------   -----------
  End of period................... $29,770,819  $ 36,404,809  $ 23,148,347   $36,193,342   $26,487,172   $30,448,509
                                   ===========  ============  ============   ===========   ===========   ===========

  Beginning units.................   2,704,265     3,695,495     5,380,471     5,997,503     1,250,336     1,524,276
                                   -----------  ------------  ------------   -----------   -----------   -----------
  Units issued....................     930,700     1,668,129       858,831     2,080,815        15,563        20,882
  Units redeemed..................  (1,466,321)   (2,659,359)   (2,444,961)   (2,697,847)     (230,066)     (294,822)
                                   -----------  ------------  ------------   -----------   -----------   -----------
  Ending units....................   2,168,644     2,704,265     3,794,341     5,380,471     1,035,833     1,250,336
                                   ===========  ============  ============   ===========   ===========   ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
INTERNATIONAL EQUITY     SMALL CAP GROWTH PORTFOLIO WELLS FARGO ADVANTAGE VT  AST FIRST TRUST BALANCED TARGET
PORTFOLIO SHARE CLASS 2       SHARE CLASS 2             TOTAL RETURN BOND                PORTFOLIO
-----------------------  -------------------------  ------------------------  ------------------------------
01/01/2011   01/01/2010  01/01/2011    01/01/2010    01/01/2011   01/01/2010    01/01/2011      01/01/2010
    TO           TO          TO            TO            TO           TO            TO              TO
12/31/2011   12/31/2010  12/31/2011    12/31/2010    12/31/2011   12/31/2010    12/31/2011      12/31/2010
----------   ----------  ----------    ----------   -----------  -----------  --------------  --------------
$ (10,521)   $  (6,547)  $  (27,774)   $  (30,493)  $    71,956  $   128,485  $   (1,906,540) $   (3,705,512)
   35,421            0            0             0       224,894      179,187               0               0
  (99,449)    (220,064)    (127,516)      (89,838)       64,961       52,884     135,287,913     (80,200,312)
  (40,063)     326,026       38,802       606,407         9,552        3,040    (219,845,707)    252,101,536
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------

 (114,612)      99,415     (116,488)      486,076       371,363      363,596     (86,464,334)    168,195,712
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------

      707            0        4,652         4,375         3,926            0      41,004,114     215,139,500
  (80,635)    (121,674)    (286,618)     (371,523)     (968,393)  (1,044,318)    (76,784,712)    (63,100,719)
   (8,500)      19,620     (163,519)      (94,360)     (183,392)    (199,945)   (249,831,734)     45,914,873
     (976)      (1,117)      (2,239)       (2,640)       (4,362)      (3,271)     (8,089,390)     (7,156,156)
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------

  (89,404)    (103,171)    (447,724)     (464,148)   (1,152,221)  (1,247,534)   (293,701,722)    190,797,498
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------

 (204,016)      (3,756)    (564,212)       21,928      (780,858)    (883,938)   (380,166,056)    358,993,210

  883,215      886,971    2,272,659     2,250,731     6,105,356    6,989,294   1,674,835,609   1,315,842,399
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------
$ 679,199    $ 883,215   $1,708,447    $2,272,659   $ 5,324,498  $ 6,105,356  $1,294,669,553  $1,674,835,609
=========    =========    ==========   ==========   ===========  ===========  ==============  ==============
  111,098      126,136      162,110       200,525       361,486      436,701     167,521,127     148,289,660
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------
    4,173       13,611        3,354         7,720        20,852       16,600      76,093,287      91,217,978
  (15,463)     (28,649)     (35,602)      (46,135)      (87,268)     (91,815)   (109,564,899)    (71,986,511)
---------    ---------    ----------   ----------   -----------  -----------  --------------  --------------
   99,808      111,098      129,862       162,110       295,070      361,486     134,049,515     167,521,127
=========    =========    ==========   ==========   ===========  ===========  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                        SUBACCOUNTS
                                   --------------------------------------------------------------------------------------------
                                       AST FIRST TRUST CAPITAL         AST ADVANCED STRATEGIES     COLUMBIA VARIABLE PORTFOLIO -
                                    APPRECIATION TARGET PORTFOLIO             PORTFOLIO              HIGH INCOME FUND
                                   ------------------------------  ------------------------------  ----------------------------
                                     01/01/2011      01/01/2010      01/01/2011      01/01/2010    01/01/2011     01/01/2010
                                         TO              TO              TO              TO            TO             TO
                                     12/31/2011      12/31/2010      12/31/2011      12/31/2010    12/31/2011     12/31/2010
                                   --------------  --------------  --------------  --------------  ----------     ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (16,277,675) $  (18,733,866) $  (15,556,570) $  (13,090,669)  $ 12,806       $ 19,101
  Capital gains distributions
   received.......................              0               0               0               0          0              0
  Realized gain (loss) on shares
   redeemed.......................    153,093,263     (58,056,620)    153,895,697     (66,395,094)    (7,063)        (5,392)
  Net change in unrealized gain
   (loss) on investments..........   (405,354,217)    384,436,872    (203,458,202)    251,824,553      6,368         14,131
                                   --------------  --------------  --------------  --------------   --------       --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (268,538,629)    307,646,386     (65,119,075)    172,338,790     12,111         27,840
                                   --------------  --------------  --------------  --------------   --------       --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     81,430,897     308,929,175      49,118,456     194,675,391        170          2,381
  Surrenders, withdrawals and
   death benefits.................    (90,024,349)    (74,298,938)    (82,257,524)    (63,084,349)   (74,891)       (45,868)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (600,847,846)    111,109,897    (246,941,200)    100,546,444      7,611            (19)
  Withdrawal and other
   charges........................    (13,238,716)    (11,587,609)     (8,801,087)     (7,467,143)      (195)          (236)
                                   --------------  --------------  --------------  --------------   --------       --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (622,680,014)    334,152,525    (288,881,355)    224,670,343    (67,305)       (43,742)
                                   --------------  --------------  --------------  --------------   --------       --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (891,218,643)    641,798,911    (354,000,430)    397,009,133    (55,194)       (15,902)

NET ASSETS
  Beginning of period.............  2,535,431,609   1,893,632,698   1,876,265,527   1,479,256,394    248,104        264,006
                                   --------------  --------------  --------------  --------------   --------       --------
  End of period................... $1,644,212,966  $2,535,431,609  $1,522,265,097  $1,876,265,527   $192,910       $248,104
                                   ==============  ==============  ==============  ==============   ========       ========

  Beginning units.................    259,219,350     227,306,992     171,067,188     151,015,241     19,489         22,985
                                   --------------  --------------  --------------  --------------   --------       --------
  Units issued....................    156,372,086     189,112,747      71,826,623      89,489,266      1,403            189
  Units redeemed..................   (232,355,410)   (157,200,389)   (101,543,885)    (69,437,319)    (6,530)        (3,685)
                                   --------------  --------------  --------------  --------------   --------       --------
  Ending units....................    183,236,026     259,219,350     141,349,926     171,067,188     14,362         19,489
                                   ==============  ==============  ==============  ==============   ========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
  AST INVESTMENT GRADE BOND
          PORTFOLIO                AST BOND PORTFOLIO 2015     AST BOND PORTFOLIO 2018     AST BOND PORTFOLIO 2019
-----------------------------    --------------------------  --------------------------  --------------------------
  01/01/2011        01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010
      TO                TO            TO            TO            TO            TO            TO            TO
  12/31/2011        12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------
$      728,024    $  49,971,255  $   (533,539) $ (1,898,485) $ (4,970,427) $ (1,220,792) $   (646,358) $ (1,106,774)
   146,683,460      179,099,346    23,301,828     6,153,773    25,314,436     3,888,397    10,926,789     4,953,760
  (137,443,532)     (34,387,084)   (1,845,717)    9,665,322    (1,901,927)    3,393,084    (2,994,493)    3,682,224
    99,694,044      (72,532,397)  (16,634,927)      734,830    14,179,295     6,755,417      (497,901)    2,199,713
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------

   109,661,996      122,151,120     4,287,645    14,655,440    32,621,377    12,816,106     6,788,037     9,728,923
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------

         2,303           76,463         4,817        81,112        20,666             0         6,795         5,009
   (55,968,385)     (43,028,261)  (12,108,139)  (13,921,065)  (24,814,732)   (7,660,634)   (4,739,314)   (6,451,400)
 4,351,802,896     (442,524,149)  (10,815,750)  (55,594,768)  396,111,860   (47,821,172)  (29,725,069)  (17,187,018)
   (19,066,174)      (8,964,774)      (57,461)      (82,956)      (72,438)      (55,478)      (30,978)      (42,966)
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------

 4,276,770,640     (494,440,721)  (22,976,533)  (69,517,677)  371,245,356   (55,537,285)  (34,488,566)  (23,676,375)
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------

 4,386,432,636     (372,289,601)  (18,688,888)  (54,862,237)  403,866,733   (42,721,179)  (27,700,529)  (13,947,452)

   411,628,517      783,918,118   134,079,780   188,942,017    82,239,445   124,960,624    72,975,564    86,923,016
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------
$4,798,061,153    $ 411,628,517  $115,390,892  $134,079,780  $486,106,178  $ 82,239,445  $ 45,275,035  $ 72,975,564
==============    =============  ============  ============  ============  ============  ============  ============

    32,185,486       66,751,457    11,356,464    17,151,120     6,820,750    11,290,166     6,123,557     7,954,737
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------
   933,215,143      418,446,299     4,171,449     6,949,290    54,264,217     6,061,902     2,947,494     8,469,306
  (624,979,780)    (453,012,270)   (6,154,551)  (12,743,946)  (24,477,987)  (10,531,318)   (5,725,701)  (10,300,486)
--------------    -------------  ------------  ------------  ------------  ------------  ------------  ------------
   340,420,849       32,185,486     9,373,362    11,356,464    36,606,980     6,820,750     3,345,350     6,123,557
==============    =============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                         SUBACCOUNTS
                                   --------------------------------------------------------------------------------------
                                                                                                 FRANKLIN TEMPLETON
                                     AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING     VIP FOUNDING FUNDS ALLOCATION
                                           PORTFOLIO            MARKETS EQUITY PORTFOLIO                FUND
                                   -------------------------  ---------------------------  ------------------------------
                                    01/01/2011    01/01/2010    01/01/2011    01/01/2010     01/01/2011      01/01/2010
                                        TO            TO            TO            TO             TO              TO
                                    12/31/2011    12/31/2010    12/31/2011    12/31/2010     12/31/2011      12/31/2010
                                   ------------  -----------  -------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)......................... $    243,459  $   (73,975) $  (1,348,297) $ (2,115,777) $  (20,578,305) $    7,626,894
  Capital gains distributions
   received.......................            0            0              0             0               0         102,018
  Realized gain (loss) on shares
   redeemed.......................      806,854    2,575,521      2,714,854    11,006,806      13,257,175      68,504,408
  Net change in unrealized gain
   (loss) on investments..........   (5,427,425)   1,640,999    (44,636,610)   18,004,560     (85,378,105)      6,431,445
                                   ------------  -----------  -------------  ------------  --------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (4,377,112)   4,142,545    (43,270,053)   26,895,589     (92,699,235)     82,664,765
                                   ------------  -----------  -------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    1,941,073    6,967,520      7,108,976    36,205,132      45,724,207     316,553,891
  Surrenders, withdrawals and
   death benefits.................   (1,384,867)    (963,710)    (7,989,953)   (6,798,584)    (40,937,226)    (29,645,037)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (14,137,691)  11,547,940    (73,737,392)   53,904,502    (317,627,210)    128,176,354
  Withdrawal and other
   charges........................     (229,815)    (169,112)    (1,177,321)   (1,002,498)     (9,087,087)     (7,970,491)
                                   ------------  -----------  -------------  ------------  --------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (13,811,300)  17,382,638    (75,795,690)   82,308,552    (321,927,316)    407,114,717
                                   ------------  -----------  -------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (18,188,412)  21,525,183   (119,065,743)  109,204,141    (414,626,551)    489,779,482

NET ASSETS
  Beginning of period.............   41,194,964   19,669,781    221,082,551   111,878,410   1,338,437,460     848,657,978
                                   ------------  -----------  -------------  ------------  --------------  --------------
  End of period................... $ 23,006,552  $41,194,964  $ 102,016,808  $221,082,551  $  923,810,909  $1,338,437,460
                                   ============  ===========  =============  ============  ==============  ==============

  Beginning units.................    4,177,150    2,357,204     19,650,035    12,029,698     141,667,629      97,787,229
                                   ------------  -----------  -------------  ------------  --------------  --------------
  Units issued....................    3,604,048    4,974,235     16,403,542    23,576,790      84,884,604     119,658,950
  Units redeemed..................   (5,303,902)  (3,154,289)   (24,517,031)  (15,956,453)   (125,291,579)    (75,778,550)
                                   ------------  -----------  -------------  ------------  --------------  --------------
  Ending units....................    2,477,296    4,177,150     11,536,546    19,650,035     101,260,654     141,667,629
                                   ============  ===========  =============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------

                                                           AST JENNISON LARGE-CAP    AST JENNISON LARGE-CAP
  AST BOND PORTFOLIO 2016       AST BOND PORTFOLIO 2020        VALUE PORTFOLIO          GROWTH PORTFOLIO
--------------------------    --------------------------  ------------------------  ------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010    01/01/2011   01/01/2010   01/01/2011   01/01/2010
     TO              TO            TO            TO            TO           TO           TO           TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010    12/31/2011   12/31/2010   12/31/2011   12/31/2010
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
$   (499,765)   $ (1,731,046) $   (496,905) $ (1,862,984) $  (260,738) $  (177,809) $  (250,037) $  (113,700)
   7,739,883               0     7,085,726             0       75,552       29,736            0            0
  (6,222,627)     10,723,207    (3,403,398)   11,661,111     (228,467)    (150,490)    (557,811)    (231,220)
   1,791,008          48,694     3,813,590    (2,312,288)  (2,618,649)   1,389,826     (701,515)     937,045
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

   2,808,499       9,040,855     6,999,013     7,485,839   (3,032,302)   1,091,263   (1,509,363)     592,125
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

       6,308               0        25,889             0      681,863    4,009,068      619,496    2,781,308
  (5,535,480)     (6,445,855)   (2,956,666)   (4,038,965)  (1,592,139)    (304,751)  (1,154,411)    (455,900)
  64,717,661      16,502,270   (69,386,502)   78,975,099      713,366   11,398,550    5,474,521    5,657,875
     (35,230)        (25,146)      (13,611)      (54,892)    (105,270)     (63,189)     (84,766)     (34,013)
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

  59,153,259      10,031,269   (72,330,890)   74,881,242     (302,180)  15,039,678    4,854,840    7,949,270
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------

  61,961,758      19,072,124   (65,331,877)   82,367,081   (3,334,482)  16,130,941    3,345,477    8,541,395

  42,972,287      23,900,163    85,718,320     3,351,239   17,244,708    1,113,767   11,089,598    2,548,203
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
$104,934,045    $ 42,972,287  $ 20,386,443  $ 85,718,320  $13,910,226  $17,244,708  $14,435,075  $11,089,598
============    ============  ============  ============  ===========  ===========  ===========  ===========

   4,241,307       2,553,391     8,913,944       382,049    1,498,334      108,137      985,526      247,640
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
  15,942,703      26,648,574     6,733,579    37,909,809    2,685,196    2,547,866    3,757,287    1,845,502
 (10,524,062)    (24,960,658)  (13,822,104)  (29,377,914)  (2,877,972)  (1,157,669)  (3,448,372)  (1,107,616)
------------    ------------  ------------  ------------  -----------  -----------  -----------  -----------
   9,659,948       4,241,307     1,825,419     8,913,944    1,305,558    1,498,334    1,294,441      985,526
============    ============  ============  ============  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A60

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                                                                           WELLS FARGO ADVANTAGE VT
                                                                                            CORE EQUITY PORTFOLIO
                                     AST BOND PORTFOLIO 2017     AST BOND PORTFOLIO 2021        SHARE CLASS 2
                                   --------------------------  --------------------------  -----------------------
                                    01/01/2011    1/4/2010*     01/01/2011    1/4/2010*    01/01/2011   07/16/2010*
                                        TO            TO            TO            TO           TO           TO
                                    12/31/2011    12/31/2010    12/31/2011    12/31/2010   8/26/2011**  12/31/2010
                                   ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $ (3,580,256) $ (1,950,610) $ (5,847,535) $   (700,931) $   (18,112) $  (50,315)
  Capital gains distributions
   received.......................    5,526,234             0             0             0    1,852,472           0
  Realized gain (loss) on shares
   redeemed.......................    1,722,711    11,000,671    28,417,819    (2,338,330)  (1,123,415)     61,525
  Net change in unrealized gain
   (loss) on investments..........   10,398,528    (3,507,574)   30,591,554    (2,816,637)  (1,567,890)  1,567,890
                                   ------------  ------------  ------------  ------------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   14,067,217     5,542,487    53,161,838    (5,855,898)    (856,945)  1,579,100
                                   ------------  ------------  ------------  ------------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       17,214        30,390         1,229             0        7,408       7,032
  Surrenders, withdrawals and
   death benefits.................  (20,383,928)   (7,259,043)  (19,717,863)   (1,934,004)    (772,417)   (497,845)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  152,920,965   168,486,643   219,939,251   140,759,530   (6,645,428)  7,183,025
  Withdrawal and other
   charges........................      (61,943)      (14,969)     (139,159)         (973)      (2,280)     (1,650)
                                   ------------  ------------  ------------  ------------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  132,492,308   161,243,021   200,083,458   138,824,553   (7,412,717)  6,690,562
                                   ------------  ------------  ------------  ------------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  146,559,525   166,785,508   253,245,296   132,968,655   (8,269,662)  8,269,662

NET ASSETS
  Beginning of period.............  166,785,508             0   132,968,655             0    8,269,662           0
                                   ------------  ------------  ------------  ------------  -----------  ----------
  End of period................... $313,345,033  $166,785,508  $386,213,951  $132,968,655  $         0  $8,269,662
                                   ============  ============  ============  ============  ===========  ==========

  Beginning units.................   15,542,168             0    12,100,446             0      696,532           0
                                   ------------  ------------  ------------  ------------  -----------  ----------
  Units issued....................   36,155,261    37,748,260    62,454,686    23,060,642        6,426     747,812
  Units redeemed..................  (24,884,029)  (22,206,092)  (44,638,567)  (10,960,196)    (702,958)    (51,280)
                                   ------------  ------------  ------------  ------------  -----------  ----------
  Ending units....................   26,813,400    15,542,168    29,916,565    12,100,446            0     696,532
                                   ============  ============  ============  ============  ===========  ==========

*  Date subaccount became available for investment

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A61

                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT    WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT  WELLS FARGO ADVANTAGE VT
INTRINSIC VALUE PORTFOLIO   OMEGA GROWTH PORTFOLIO   SMALL CAP VALUE PORTFOLIO  OMEGA GROWTH PORTFOLIO
      SHARE CLASS 2              SHARE CLASS 2            SHARE CLASS 1              SHARE CLASS 1
------------------------    ----------------------   ------------------------  ------------------------
 01/01/2011    07/16/2010*  01/01/2011   07/16/2010* 01/01/2011   07/16/2010*   01/01/2011  07/16/2010*
     TO            TO           TO           TO          TO           TO            TO          TO
 12/31/2011    12/31/2010   12/31/2011   12/31/2010  12/31/2011   12/31/2010    12/31/2011  12/31/2010
-----------    -----------  ----------   ----------- ----------   -----------  -----------  -----------
$  (183,921)   $  (122,473) $  (45,721)  $  (21,296) $   (8,653)  $  (12,089)  $  (421,071) $  (161,208)
          0              0      27,593            0           0            0       246,098            0
  1,427,511        135,497     151,754       26,711      56,056       37,348     1,925,273      376,917
 (1,908,275)     2,659,990    (333,286)     750,114    (196,194)     345,492    (4,286,984)   4,936,570
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------

   (664,685)     2,673,014    (199,660)     755,529    (148,791)     370,751    (2,536,684)   5,152,279
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------

    153,816        160,708       4,046            0       4,280            0       188,373       83,533
 (2,794,251)    (1,598,308)   (498,189)    (237,360)   (265,006)    (286,373)   (3,988,943)  (1,630,635)
 (1,358,273)    17,693,218     (95,509)   3,031,713     (72,735)   1,813,966     4,177,813   20,924,231
    (12,471)        (6,353)     (3,030)        (851)     (5,423)      (2,801)      (29,636)     (17,440)
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------

 (4,011,179)    16,249,265    (592,682)   2,793,502    (338,884)   1,524,793       347,607   19,359,689
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------

 (4,675,864)    18,922,279    (792,342)   3,549,031    (487,675)   1,895,544    (2,189,077)  24,511,968

 18,922,279              0   3,549,031            0   1,895,544            0    24,511,968            0
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------
$14,246,415    $18,922,279  $2,756,689   $3,549,031  $1,407,869   $1,895,544   $22,322,891  $24,511,968
===========    ===========  ==========   ==========  ==========   ==========   ===========  ===========

  1,674,773              0     290,415            0     160,403            0     1,861,068            0
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------
    689,162      2,014,272      15,930      316,656       5,437      195,379     1,133,454    2,433,035
 (1,036,599)      (339,499)    (64,126)     (26,241)    (35,841)     (34,976)   (1,233,987)    (571,967)
-----------    -----------  ----------   ----------  ----------   ----------   -----------  -----------
  1,327,336      1,674,773     242,219      290,415     129,999      160,403     1,760,535    1,861,068
===========    ===========  ==========   ==========  ==========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A62

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                    SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                   WELLS FARGO ADVANTAGE VT   WELLS FARGO ADVANTAGE VT  WELLS FARGO ADVANTAGE VT
                                   SMALL CAP GROWTH PORTFOLIO  CORE EQUITY PORTFOLIO   INTERNATIONAL EQUITY PORTFOLIO
                                         SHARE CLASS 1             SHARE CLASS 1             SHARE CLASS 1
                                   ------------------------   -----------------------  -----------------------------
                                    01/01/2011   07/16/2010*   01/01/2011  07/16/2010*  01/01/2011     07/16/2010*
                                        TO           TO            TO          TO           TO             TO
                                    12/31/2011   12/31/2010   08/26/2011** 12/31/2010   12/31/2011     12/31/2010
                                   -----------   -----------  ------------ -----------  ------------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (311,080)  $  (158,144) $     7,725  $  (29,023) $   (287,236)   $  (244,696)
  Capital gains distributions
   received.......................           0             0    1,118,730           0     1,314,994              0
  Realized gain (loss) on shares
   redeemed.......................   1,819,750       260,678     (772,372)     51,921     1,214,815        566,048
  Net change in unrealized gain
   (loss) on investments..........  (3,056,076)    5,187,237     (892,095)    892,095    (6,610,830)     5,926,186
                                   -----------   -----------  -----------  ----------   ------------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (1,547,406)    5,289,771     (538,012)    914,993    (4,368,257)     6,247,538
                                   -----------   -----------  -----------  ----------   ------------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     155,542       152,986        5,511       2,614       379,823        369,302
  Surrenders, withdrawals and
   death benefits.................  (2,846,268)   (1,770,631)    (573,055)   (356,992)   (4,380,426)    (1,931,173)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (4,860,026)   20,768,295   (3,644,906)  4,202,428    (3,432,213)    29,757,997
  Withdrawal and other
   charges........................     (22,714)      (14,959)      (6,656)     (5,925)      (38,142)       (19,491)
                                   -----------   -----------  -----------  ----------   ------------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (7,573,466)   19,135,691   (4,219,106)  3,842,125    (7,470,958)    28,176,635
                                   -----------   -----------  -----------  ----------   ------------    -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (9,120,872)   24,425,462   (4,757,118)  4,757,118   (11,839,215)    34,424,173

NET ASSETS
  Beginning of period.............  24,425,462             0    4,757,118           0    34,424,173              0
                                   -----------   -----------  -----------  ----------   ------------    -----------
  End of period................... $15,304,590   $24,425,462  $         0  $4,757,118  $ 22,584,958    $34,424,173
                                   ===========   ===========  ===========  ==========   ============    ===========

  Beginning units.................   1,993,460             0      324,056           0     2,222,067              0
                                   -----------   -----------  -----------  ----------   ------------    -----------
  Units issued....................     542,427     2,564,155       44,291     360,477       557,572      2,753,216
  Units redeemed..................  (1,209,930)     (570,695)    (368,347)    (36,421)   (1,084,031)      (531,149)
                                   -----------   -----------  -----------  ----------   ------------    -----------
  Ending units....................   1,325,957     1,993,460            0     324,056     1,695,608      2,222,067
                                   ===========   ===========  ===========  ==========   ============    ===========

*  Date subaccount became available for investment

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A63

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                                                                                       COLUMBIA
                                                     INVESCO V.I.                 VARIABLE PORTFOLIO
                                     AST BLACKROCK     CAPITAL     INVESCO V.I.     SHORT DURATION
   AST BOND      AST QUANTITATIVE  GLOBAL STRATEGIES DEVELOPMENT  DIVIDEND GROWTH   US GOVERNMENT
PORTFOLIO 2022  MODELING PORTFOLIO     PORTFOLIO         FUND          FUND              FUND
--------------  ------------------ ----------------- ------------ --------------- ------------------
 01/03/2011*       04/29/2011*        04/29/2011*    04/29/2011*    04/29/2011*      04/29/2011*
      TO                TO                TO              TO            TO                TO
  12/31/2011        12/31/2011        12/31/2011      12/31/2011    12/31/2011        12/31/2011
--------------  ------------------ ----------------- ------------ --------------- ------------------
 $ (1,418,001)      $  (23,186)       $  (471,269)   $  (202,714)   $  (139,459)      $   (8,617)
            0                0                  0              0              0                0
    5,670,020          (42,519)        (2,124,836)    (2,006,075)      (588,932)             790
    6,796,908         (112,190)          (572,766)    (2,737,831)      (775,850)          11,836
 ------------       ----------        -----------    -----------    -----------       ----------

   11,048,927         (177,895)        (3,168,871)    (4,946,620)    (1,504,241)           4,009
 ------------       ----------        -----------    -----------    -----------       ----------

        5,458            5,540            838,728         98,771        122,331           11,029
   (3,178,681)        (101,041)        (1,000,299)    (2,432,941)    (1,548,064)         (30,525)
  224,310,127        3,852,694         59,156,542     21,255,570     15,325,155        1,252,277
       (5,300)            (524)          (144,245)       (15,541)       (10,307)            (836)
 ------------       ----------        -----------    -----------    -----------       ----------

  221,131,604        3,756,669         58,850,726     18,905,859     13,889,115        1,231,945
 ------------       ----------        -----------    -----------    -----------       ----------

  232,180,531        3,578,774         55,681,855     13,959,239     12,384,874        1,235,954

            0                0                  0              0              0                0
 ------------       ----------        -----------    -----------    -----------       ----------
 $232,180,531       $3,578,774        $55,681,855    $13,959,239    $12,384,874       $1,235,954
 ============       ==========        ===========    ===========    ===========       ==========

            0                0                  0              0              0                0
 ------------       ----------        -----------    -----------    -----------       ----------
   28,806,518          458,117         10,599,829      3,528,203      2,311,893          135,176
   (9,439,920)         (56,113)        (4,518,993)    (1,821,309)      (954,868)         (11,930)
 ------------       ----------        -----------    -----------    -----------       ----------
   19,366,598          402,004          6,080,836      1,706,894      1,357,025          123,246
 ============       ==========        ===========    ===========    ===========       ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A64

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                COLUMBIA    WELLS FARGO    WELLS FARGO                  AST NEUBERGER
                                                VARIABLE    ADVANTAGE VT   ADVANTAGE VT  AST PRUDENTIAL    BERMAN
                                               PORTFOLIO -  OPPORTUNITY    OPPORTUNITY     CORE BOND      CORE BOND
                                               GROWTH FUND FUND - CLASS 1 FUND - CLASS 2   PORTFOLIO      PORTFOLIO
                                               ----------- -------------- -------------- -------------- -------------
                                               04/29/2011*  08/26/2011*    08/26/2011*    10/31/2011*    10/31/2011*
                                                   TO            TO             TO             TO            TO
                                               12/31/2011    12/31/2011     12/31/2011     12/31/2011    12/31/2011
                                               ----------- -------------- -------------- -------------- -------------
OPERATIONS
  Net investment income (loss)................ $  (30,454)   $  (18,221)    $  (31,998)   $   (18,804)   $  (15,888)
  Capital gains distributions received........          0             0              0              0             0
  Realized gain (loss) on shares redeemed.....    (47,281)        7,623         16,054           (275)       (7,240)
  Net change in unrealized gain (loss) on
   investments................................   (577,708)      180,011        321,696        102,770        51,501
                                               ----------    ----------     ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   (655,443)      169,413        305,752         83,691        28,373
                                               ----------    ----------     ----------    -----------    ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments.................      5,056         6,361          3,053          8,634       509,478
  Surrenders, withdrawals and death
   benefits...................................   (328,150)     (190,611)      (325,021)       (95,808)      (60,125)
  Net transfers between other subaccounts or
   fixed rate option..........................  5,143,351     3,586,809      6,502,422     16,153,810     7,627,012
  Withdrawal and other charges................     (4,772)       (3,757)        (1,079)        (4,346)       (9,105)
                                               ----------    ----------     ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS.........................  4,815,485     3,398,802      6,179,375     16,062,290     8,067,260
                                               ----------    ----------     ----------    -----------    ----------

TOTAL INCREASE (DECREASE) IN NET
   ASSETS.....................................  4,160,042     3,568,215      6,485,127     16,145,981     8,095,633

NET ASSETS
  Beginning of period.........................          0             0              0              0             0
                                               ----------    ----------     ----------    -----------    ----------
  End of period............................... $4,160,042    $3,568,215     $6,485,127    $16,145,981    $8,095,633
                                               ==========    ==========     ==========    ===========    ==========

  Beginning units.............................          0             0              0              0             0
                                               ----------    ----------     ----------    -----------    ----------
  Units issued................................    531,387       394,802        651,292      1,697,367     1,057,037
  Units redeemed..............................    (56,157)      (61,779)       (45,338)       (93,758)     (253,113)
                                               ----------    ----------     ----------    -----------    ----------
  Ending units................................    475,230       333,023        605,954      1,603,609       803,924
                                               ==========    ==========     ==========    ===========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A65

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")
                               DECEMBER 31, 2011

NOTE 1: GENERAL

        Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Prudential Annuities Life Assurance Corporation ("Prudential Annuities" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under (S)38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Prudential Annuities. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.

        The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by Prudential Annuities. The following is a list of each variable annuity product funded through the Separate Account.

 LifeVest Personal Security Annuity     Imperium
  ("PSA")                               Advanced Series XTra Credit
 Alliance Capital Navigator ("ACN")      FOUR ("XTtra Credit FOUR")
 Advanced Series Advisor Plan ("ASAP")  Advanced Series XTra Credit FOUR
 Advanced Series Advisor Plan II         Premier ("XTra Credit FOUR Premier")
  ("ASAP II")                           Advanced Series XTra Credit SIX
 Harvester Variable Annuity              ("XTra Credit SIX")
  ("Harvester Variable Annuity")        Advanced Series XTra Credit
 Advanced Series Advisor Plan II         EIGHT ("XTra Credit EIGHT")
  Premier ("ASAP II Premier")           Advanced Series Protector ("AS
 Advanced Series Advisor Plan III        Protector")
  ("ASAP III")                          Wells Fargo Stagecoach Variable
 Advanced Series Apex ("Apex")           Annuity ("Stagecoach")
 Wells Fargo Stagecoach Apex            Wells Fargo Stagecoach Variable
 Advanced Series Apex II ("Apex II")     Annuity Plus ("Stagecoach VA+")
 Advanced Series LifeVest ("ASL")       Advanced Series Advisors Choice
 Wells Fargo Stagecoach Variable         ("Choice")
  Annuity Flex ("Stagecoach Flex")      Advanced Series Advisors Choice
 Advanced Series LifeVest Premier        2000 ("Choice 2000")
  ("ASL Premier")                       Advanced Series Impact ("AS Impact")
 Advanced Series LifeVest II ("ASL II") Defined Investments Annuity
 Advanced Series LifeVest II Premier    Galaxy Variable Annuity III ("Galaxy
  (ASL II Premier")                      III")
 Advanced Series XTra Credit ("XTra     Advanced Series Advisors Income
  Credit")                               Annuity ("ASAIA")
 Stagecoach Apex II                     Advanced Series Variable Immediate
 Stagecoach ASAP III                     Annuity ("ASVIA")
 Stagecoach XTra Credit SIX             Advanced Series Optimum
 Wells Fargo Stagecoach Extra           Advanced Series Optimum Plus
  Credit ("Stagecoach Extra Credit")    Advanced Series Optimum Four
 Harvester XTra Credit ("Harvester      Advanced Series Optimum Extra
  XTra Credit")                         Advanced Series Cornerstone
 Advanced Series XTra Credit
  Premier ("XTra Credit Premier")
 Emerald Choice

        The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

                                      A66

        The Separate Account consists of one hundred and forty subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

        The name of each Portfolio and the corresponding subaccount name are as follows:
ACCESS VP High Yield Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Equity Income Portfolio
AST American Century Income & Growth Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Value Portfolio (formerly AST Value Portfolio)
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Capital Growth Asset Allocation Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio (merged from AST Neuberger Berman
 Small-Cap Growth Portfolio)
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio (formerly AST AllianceBernstein
 Growth & Income Portfolio)
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio (formerly AST Lord Abbett
 Bond-Debenture Portfolio)
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio (merged to AST Federated
 Aggressive Growth Portfolio)*
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio (formerly AST Aggressive
 Asset Allocation Portfolio)
AST Western Asset Core Plus Bond Portfolio
Columbia Federal Securities Fund, VS (merged to Columbia Variable Portfolio
 Short Duration US Government Fund)*
Columbia Large Cap Growth Fund, VS (merged to Columbia Variable Portfolio -
 Growth Fund)*
Columbia Variable Portfolio - Asset Allocation Fund
Columbia Variable Portfolio - Growth Fund (merged from Columbia Large Cap
 Growth Fund, VS)
Columbia Variable Portfolio - High Income Fund
Columbia Variable Portfolio - Money Market Fund
Columbia Variable Portfolio - Small Company Growth Fund
Columbia Variable Portfolio Short Duration US Government Fund (merged from
 Columbia Federal Securities Fund, VS)
Davis Value Portfolio
First Trust Target Focus Four Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
Global Dividend Target 15 Portfolio
Invesco V.I. Capital Development Fund (merged from Invesco V.I. Dynamics Fund) Invesco V.I. Dividend Growth Fund (merged from Invesco V.I. Financial Services
 Fund)
Invesco V.I. Dynamics Fund (merged to Invesco V.I. Capital Development Fund)* Invesco V.I. Financial Services Fund (merged to Invesco V.I. Dividend Growth
 Fund)*
Invesco V.I. Global Health Care Fund
Invesco V.I. Technology Fund

                                      A67

NASDAQ Target 15 Portfolio
NVIT Developing Markets Fund
ProFund VP Asia 30
ProFund VP Banks
ProFund VP Basic Materials
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Bull
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Internet
ProFund VP Japan
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP NASDAQ-100
ProFund VP Oil & Gas
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity
ProFund VP Semiconductor
ProFund VP Short Mid-Cap
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP U.S. Government Plus
ProFund VP UltraBull
ProFund VP UltraMid-Cap
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap
ProFund VP Utilities
Prudential SP International Growth Portfolio
Rydex VT Inverse S&P 500 Strategy
Rydex VT NASDAQ-100
Rydex VT Nova
S&P Target 24 Portfolio
Target Managed VIP Portfolio
The DOW DART 10 Portfolio
The DOW Target Dividend Portfolio
Value Line Target 25 Portfolio
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1 (merged to Wells
 Fargo Advantage VT Opportunity Fund - Class 1)*
Wells Fargo Advantage VT Core Equity Portfolio Share Class 2 (merged to Wells
 Fargo Advantage VT Opportunity Fund - Class 2)*
Wells Fargo Advantage VT Index Asset Allocation Fund
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT International Equity Portfolio Share Class 2
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2
Wells Fargo Advantage VT Opportunity Fund - Class 1 (merged from Wells Fargo
 Advantage VT Core Equity Portfolio Share Class 1)
Wells Fargo Advantage VT Opportunity Fund - Class 2 (merged from Wells Fargo
 Advantage VT Core Equity Portfolio Share Class 2)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
Wells Fargo Advantage VT Total Return Bond
        --------
        *  Subaccount no longer available for investment as of December 31, 2011

        The Series Funds are diversified open-ended management investment companies, and each portfolio of the Series Fund is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        The following table sets forth the dates at which mergers took place in the account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2011 as net transfers between subaccounts. The transfer occurred as follows:

                                  REMOVED PORTFOLIO SURVIVING PORTFOLIO
       APRIL 29, 2011             ----------------- --------------------
                                    INVESCO V.I.    INVESCO V.I. CAPITAL
                                   DYNAMICS FUND*     DEVELOPMENT FUND
                                  ----------------- --------------------
       Shares....................      1,574,853          2,055,461
       Net asset value per share.    $     19.73        $     15.12
       Net assets before merger..    $31,071,857        $     6,716
       Net assets after merger...    $         0        $31,078,573

                                      A68

                                REMOVED PORTFOLIO      SURVIVING PORTFOLIO
   APRIL 29, 2011             ---------------------- -----------------------
                              INVESCO V.I. FINANCIAL  INVESCO V.I DIVIDEND
                                  SERVICES FUND            GROWTH FUND
                              ---------------------- -----------------------
   Shares....................         2,975,535              1,163,999
   Net asset value per share.      $       5.95           $      15.21
   Net assets before merger..      $ 17,704,430           $          0
   Net assets after merger...      $          0           $ 17,704,430

                                                        COLUMBIA VARIABLE
                                                        PORTFOLIO - SHORT
                                 COLUMBIA FEDERAL          DURATION US
                               SECURITIES FUND, VS       GOVERNMENT FUND
                              ---------------------- -----------------------
   Shares....................           134,619                128,153
   Net asset value per share.      $       9.76           $      10.33
   Net assets before merger..      $  1,313,881           $      9,941
   Net assets after merger...      $          0           $  1,323,822

                                COLUMBIA LARGE CAP      COLUMBIA VARIABLE
                                 GROWTH FUND, VS     PORTFOLIO - GROWTH FUND
                              ---------------------- -----------------------
   Shares....................           165,832                704,511
   Net asset value per share.      $      31.99           $       7.53
   Net assets before merger..      $  5,304,966           $          0
   Net assets after merger...      $          0           $  5,304,966

                                  AST NEUBERGER           AST FEDERATED
                                 BERMAN SMALL-CAP       AGGRESSIVE GROWTH
                                 GROWTH PORTFOLIO           PORTFOLIO
                              ---------------------- -----------------------
   Shares....................        12,522,766             41,402,515
   Net asset value per share.      $      10.24           $      10.01
   Net assets before merger..      $128,233,123           $286,206,048
   Net assets after merger...      $          0           $414,439,171

                                REMOVED PORTFOLIO      SURVIVING PORTFOLIO
   AUGUST 26, 2011            ---------------------- -----------------------
                                   WELLS FARGO
                                ADVANTAGE VT CORE     WELLS FARGO ADVANTAGE
                                 EQUITY PORTFOLIO        VT OPPORTUNITY
                                  SHARE CLASS 1          FUND - CLASS 1
                              ---------------------- -----------------------
   Shares....................           314,328                241,265
   Net asset value per share.      $      12.68           $      16.52
   Net assets before merger..      $  3,985,958           $          0
   Net assets after merger...      $          0           $  3,985,958

                                   WELLS FARGO
                                ADVANTAGE VT CORE     WELLS FARGO ADVANTAGE
                                 EQUITY PORTFOLIO        VT OPPORTUNITY
                                  SHARE CLASS 2          FUND - CLASS 2
                              ---------------------- -----------------------
   Shares....................           521,348                398,830
   Net asset value per share.      $      12.64           $      16.52
   Net assets before merger..      $  6,589,108           $          0
   Net assets after merger...      $          0           $  6,589,108

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.


                                      A69

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

        In May 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account's financial position or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

        The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices,
        (iii) price quotes not varying substantially among market makers,
        (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

        As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of "Series Funds", and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets

                                      A70
        and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds ("Series Funds").................................... $40,724,739,141
Davis Value Portfolio................................................. $     1,191,039
Columbia Variable Portfolio - Asset Allocation Fund................... $     5,413,888
Columbia Variable Portfolio - Money Market Fund....................... $     1,182,161
Columbia Variable Portfolio - Small Company Growth Fund............... $       387,511
Columbia Variable Portfolio - High Income Fund........................ $       192,910
NVIT Developing Markets Fund.......................................... $    75,241,411
ProFund VP Asia 30.................................................... $    21,250,077
ProFund VP Banks...................................................... $     2,310,369
ProFund VP Bear....................................................... $    18,223,594
ProFund VP Biotechnology.............................................. $     4,770,149
ProFund VP Basic Materials............................................ $    17,075,313
ProFund VP UltraBull.................................................. $    10,989,716
ProFund VP Bull....................................................... $    61,306,438
ProFund VP Consumer Services.......................................... $     8,369,405
ProFund VP Consumer Goods Portfolio................................... $    16,035,810
ProFund VP Oil & Gas.................................................. $    43,737,050
ProFund VP Europe 30.................................................. $    11,041,822
ProFund VP Financials................................................. $    10,763,551
ProFund VP U.S. Government Plus....................................... $    42,389,850
ProFund VP Health Care................................................ $    17,794,035
ACCESS VP High Yield Fund............................................. $    41,868,446
ProFund VP Industrials................................................ $     9,130,008
ProFund VP Internet................................................... $     4,212,718
ProFund VP Japan...................................................... $     4,799,884
ProFund VP Precious Metals............................................ $    75,280,954
ProFund VP Mid-Cap Growth............................................. $    31,799,895
ProFund VP Mid-Cap Value.............................................. $    25,103,638
ProFund VP Pharmaceuticals............................................ $    12,351,106
ProFund VP Real Estate................................................ $    12,605,153
ProFund VP Rising Rates Opportunity................................... $    12,550,548
ProFund VP NASDAQ-100................................................. $    25,609,587
ProFund VP Semiconductor.............................................. $     1,531,016
ProFund VP Small-Cap Growth........................................... $    35,338,379
ProFund VP Short Mid Cap.............................................. $     2,613,940
ProFund VP Short NASDAQ-100........................................... $     8,012,860
ProFund VP Short Small-Cap............................................ $     4,130,567
ProFund VP Small-Cap Value............................................ $    18,880,537
ProFund VP Technology................................................. $    10,484,394
ProFund VP Telecommunications......................................... $     7,236,917
ProFund VP UltraMid-Cap............................................... $    14,754,053
ProFund VP UltraNASDAQ-100............................................ $    26,978,442
ProFund VP UltraSmall-Cap............................................. $     8,670,614
ProFund VP Utilities.................................................. $    36,723,650
ProFund VP Large-Cap Growth........................................... $    27,419,108
ProFund VP Large-Cap Value............................................ $    19,187,051
Columbia Variable Portfolio Short Duration US Government Fund......... $     1,235,954
Columbia Variable Portfolio - Growth Fund............................. $     4,160,042
Wells Fargo Advantage VT Index Asset Allocation Fund.................. $    26,487,172
Wells Fargo Advantage VT International Equity Portfolio Share Class 2. $       679,199
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2..... $     1,708,447
Wells Fargo Advantage VT Total Return Bond............................ $     5,324,498
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $    22,584,958
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2...... $    14,246,415
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    22,322,891
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2......... $     2,756,689
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $     3,568,215
Wells Fargo Advantage VT Opportunity Fund - Class 2................... $     6,485,127
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $    15,304,590
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $     1,407,869

                                      A71

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During 2011, there were no significant transfers from Level 1 to Level
        2. There were significant transfers from Level 2 to Level 1 of $36,404,809 in respect of the Invesco V.I. Global Health Care Fund and $36,193,342 in respect of the Invesco V.I. Technology Fund. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or assets valued on a non-recurring basis.

NOTE 4: TAXES

        Prudential Annuities Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

                                                        PURCHASES         SALES
                                                      -------------- ---------------
AST Goldman Sachs Large-Cap Value Portfolio.......... $  139,682,635 $  (329,713,381)
AST T. Rowe Price Large-Cap Growth Portfolio......... $  150,229,562 $  (253,791,012)
AST American Century Income & Growth Portfolio....... $   85,340,241 $  (107,915,738)
AST Schroders Multi-Asset World Strategies Portfolio. $  558,142,384 $  (895,018,233)
AST Money Market Portfolio........................... $1,847,159,065 $(2,060,462,915)
AST Cohen & Steers Realty Portfolio.................. $   81,592,956 $  (122,824,322)
AST J.P. Morgan Strategic Opportunities Portfolio.... $  317,870,348 $  (591,817,055)
AST BlackRock Value Portfolio........................ $   74,209,071 $  (109,429,685)
AST Neuberger Berman Small-Cap Growth Portfolio...... $   13,827,081 $  (140,150,099)
AST High Yield Portfolio............................. $  440,655,787 $  (511,268,441)
AST Federated Aggressive Growth Portfolio............ $  223,728,125 $  (195,737,148)
AST Mid-Cap Value Portfolio.......................... $   64,315,684 $   (93,048,225)
AST Small-Cap Value Portfolio........................ $   87,109,193 $  (194,139,494)
AST Goldman Sachs Concentrated Growth Portfolio...... $   47,505,768 $  (130,226,435)
AST Goldman Sachs Mid-Cap Growth Portfolio........... $  100,946,251 $  (189,495,880)
AST Goldman Sachs Small-Cap Value Portfolio.......... $   79,596,196 $  (124,113,921)
AST Large-Cap Value Portfolio........................ $   46,654,121 $   (95,839,009)
AST Lord Abbett Core Fixed Income Portfolio.......... $  216,231,717 $  (253,559,154)
AST Marsico Capital Growth Portfolio................. $  172,974,941 $  (430,637,675)
AST MFS Growth Portfolio............................. $   47,665,823 $   (95,242,105)
AST Neuberger Berman Mid-Cap Growth Portfolio........ $  102,041,472 $  (174,329,994)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio..... $   84,814,524 $  (186,356,544)
AST Small-Cap Growth Portfolio....................... $   88,719,661 $  (139,639,931)
AST PIMCO Limited Maturity Bond Portfolio............ $  177,080,977 $  (342,041,402)
AST PIMCO Total Return Bond Portfolio................ $  521,747,973 $(1,127,547,390)
AST AllianceBernstein Core Value Portfolio........... $   46,995,696 $   (83,370,129)
AST QMA US Equity Alpha Portfolio.................... $   46,823,232 $   (64,968,601)
AST T. Rowe Price Natural Resources Portfolio........ $  193,229,407 $  (274,326,159)

                                      A72

                                                           PURCHASES         SALES
                                                         -------------- ---------------
AST T. Rowe Price Asset Allocation Portfolio............ $  596,706,576 $  (833,266,764)
AST International Value Portfolio....................... $   56,036,843 $   (96,413,258)
AST MFS Global Equity Portfolio......................... $   73,934,681 $   (97,260,811)
AST JPMorgan International Equity Portfolio............. $   81,385,586 $  (140,376,852)
AST T. Rowe Price Global Bond Portfolio................. $  102,838,706 $  (170,041,732)
AST International Growth Portfolio...................... $  110,594,771 $  (244,272,790)
AST Wellington Management Hedged Equity Portfolio....... $  145,458,693 $  (186,214,663)
AST Capital Growth Asset Allocation Portfolio........... $1,325,149,880 $(2,379,283,318)
AST Academic Strategies Asset Allocation Portfolio...... $  880,780,306 $(1,655,415,176)
AST Balanced Asset Allocation Portfolio................. $  873,738,454 $(1,479,313,735)
AST Preservation Asset Allocation Portfolio............. $  663,376,467 $  (837,396,462)
AST CLS Growth Asset Allocation Portfolio............... $  401,851,211 $  (563,041,894)
AST CLS Moderate Asset Allocation Portfolio............. $  346,272,942 $  (495,807,397)
AST Horizon Growth Asset Allocation Portfolio........... $  392,964,993 $  (497,053,437)
AST Horizon Moderate Asset Allocation Portfolio......... $  296,631,757 $  (423,989,274)
AST FI Pyramis(R) Asset Allocation Portfolio............ $  202,090,673 $  (265,770,978)
AST Western Asset Core Plus Bond Portfolio.............. $  226,080,365 $  (262,056,870)
Davis Value Portfolio................................... $       42,345 $      (409,154)
Columbia Variable Portfolio - Asset Allocation Fund..... $        2,671 $    (1,224,005)
Columbia Federal Securities Fund, VS.................... $           32 $    (1,445,418)
Columbia Variable Portfolio - Money Market Fund......... $    1,277,224 $    (1,237,226)
Columbia Variable Portfolio - Small Company Growth Fund. $          628 $      (179,383)
Columbia Large Cap Growth Fund, VS...................... $            0 $    (5,657,919)
Prudential SP International Growth Portfolio............ $    2,784,145 $    (4,589,601)
NVIT Developing Markets Fund............................ $   35,556,033 $   (95,666,751)
The DOW DART 10 Portfolio............................... $    3,734,043 $    (4,193,371)
First Trust Target Focus Four Portfolio................. $    7,183,695 $    (9,447,145)
Global Dividend Target 15 Portfolio..................... $    8,246,316 $   (17,547,177)
NASDAQ Target 15 Portfolio.............................. $    3,957,528 $    (7,374,167)
S&P Target 24 Portfolio................................. $   10,450,879 $   (11,272,352)
Target Managed VIP Portfolio............................ $    6,709,937 $   (14,032,427)
Value Line Target 25 Portfolio.......................... $    2,145,424 $    (5,120,970)
The DOW Target Dividend Portfolio....................... $   12,803,360 $   (14,333,596)
ProFund VP Asia 30...................................... $   35,070,130 $   (62,535,629)
ProFund VP Banks........................................ $   20,913,387 $   (24,054,706)
ProFund VP Bear......................................... $  113,927,829 $  (114,618,008)
ProFund VP Biotechnology................................ $   21,320,906 $   (22,225,618)
ProFund VP Basic Materials.............................. $   41,616,775 $   (74,270,778)
ProFund VP UltraBull.................................... $   84,894,536 $   (84,610,822)
ProFund VP Bull......................................... $  257,265,197 $  (251,207,842)
ProFund VP Consumer Services............................ $   17,991,359 $   (25,373,778)
ProFund VP Consumer Goods Portfolio..................... $   36,083,671 $   (37,435,928)
ProFund VP Oil & Gas.................................... $   77,156,504 $   (97,827,776)
ProFund VP Europe 30.................................... $   43,250,908 $   (62,935,796)
ProFund VP Financials................................... $   13,173,263 $   (17,921,751)
ProFund VP U.S. Government Plus......................... $  150,219,082 $  (150,967,006)
ProFund VP Health Care.................................. $   47,049,354 $   (45,694,823)
ACCESS VP High Yield Fund............................... $   98,792,112 $   (76,231,574)
ProFund VP Industrials.................................. $   43,470,295 $   (49,023,910)
ProFund VP Internet..................................... $    8,630,489 $   (21,082,031)
ProFund VP Japan........................................ $   24,876,092 $   (28,199,980)
ProFund VP Precious Metals.............................. $  151,865,623 $  (192,259,719)
ProFund VP Mid-Cap Growth............................... $  184,402,220 $  (218,098,632)
ProFund VP Mid-Cap Value................................ $  128,766,113 $  (130,330,264)
ProFund VP Pharmaceuticals.............................. $   25,530,607 $   (19,017,416)
ProFund VP Real Estate.................................. $   36,001,374 $   (39,962,301)
ProFund VP Rising Rates Opportunity..................... $   69,395,559 $   (80,794,850)
ProFund VP NASDAQ-100................................... $  138,408,539 $  (149,438,134)
ProFund VP Semiconductor................................ $   10,887,626 $   (11,586,276)
ProFund VP Small-Cap Growth............................. $  126,527,404 $  (142,902,021)
ProFund VP Short Mid-Cap................................ $   18,424,226 $   (17,148,602)
ProFund VP Short NASDAQ-100............................. $   74,459,236 $   (71,995,990)

                                      A73

                                                                          PURCHASES         SALES
                                                                       --------------- ---------------
ProFund VP Short Small-Cap............................................ $    50,453,569 $   (50,427,480)
ProFund VP Small-Cap Value............................................ $    42,094,602 $   (45,051,458)
ProFund VP Technology................................................. $    20,008,012 $   (19,493,245)
ProFund VP Telecommunications......................................... $    24,309,515 $   (30,789,169)
ProFund VP UltraMid-Cap............................................... $    94,909,366 $  (115,942,884)
ProFund VP UltraNASDAQ-100............................................ $    88,406,151 $   (89,525,588)
ProFund VP UltraSmall-Cap............................................. $    46,191,259 $   (53,090,995)
ProFund VP Utilities.................................................. $    53,670,666 $   (46,836,411)
ProFund VP Large-Cap Growth........................................... $    88,159,796 $   (93,301,867)
ProFund VP Large-Cap Value............................................ $    72,427,473 $   (83,125,083)
Rydex VT Nova......................................................... $        60,182 $      (432,963)
Rydex VT NASDAQ-100................................................... $        14,440 $    (2,008,998)
Rydex VT Inverse S&P 500 Strategy..................................... $         4,404 $       (18,978)
Invesco V.I. Dynamics Fund............................................ $     7,265,551 $   (35,016,096)
Invesco V.I. Financial Services Fund.................................. $     2,272,966 $   (22,137,529)
Invesco V.I. Global Health Care Fund.................................. $     8,193,347 $   (15,892,466)
Invesco V.I. Technology Fund.......................................... $     3,958,544 $   (15,714,975)
Wells Fargo Advantage VT Index Asset Allocation Fund.................. $        53,225 $    (5,786,419)
Wells Fargo Advantage VT International Equity Portfolio Share Class 2. $        30,891 $      (131,655)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2..... $        37,320 $      (512,818)
Wells Fargo Advantage VT Total Return Bond............................ $       223,818 $    (1,456,178)
AST First Trust Balanced Target Portfolio............................. $   508,243,893 $  (830,817,382)
AST First Trust Capital Appreciation Target Portfolio................. $ 1,072,281,691 $(1,737,028,000)
AST Advanced Strategies Portfolio..................................... $   547,722,774 $  (870,068,226)
Columbia Variable Portfolio - High Income Fund........................ $        18,342 $       (87,816)
AST Investment Grade Bond Portfolio................................... $12,285,356,489 $(8,040,601,034)
AST Bond Portfolio 2015............................................... $    43,874,998 $   (69,166,563)
AST Bond Portfolio 2018............................................... $   600,209,893 $  (235,045,127)
AST Bond Portfolio 2019............................................... $    21,352,858 $   (57,012,675)
AST Global Real Estate Portfolio...................................... $    26,595,872 $   (41,004,188)
AST Parametric Emerging Markets Equity Portfolio...................... $   113,625,022 $  (192,351,188)
Franklin Templeton VIP Founding Funds Allocation Fund................. $   606,262,927 $  (948,977,535)
AST Bond Portfolio 2016............................................... $   158,751,299 $  (100,935,100)
AST Bond Portfolio 2020............................................... $    42,596,131 $  (115,992,617)
AST Jennison Large-Cap Value Portfolio................................ $    24,781,343 $   (25,411,788)
AST Jennison Large-Cap Growth Portfolio............................... $    35,555,346 $   (30,950,543)
AST Bond Portfolio 2017............................................... $   382,753,376 $  (254,615,244)
AST Bond Portfolio 2021............................................... $   603,297,354 $  (409,373,168)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 2.......... $        34,343 $    (7,520,711)
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2...... $     6,431,807 $   (10,721,570)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2......... $       105,192 $      (743,595)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $        35,492 $      (397,826)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    14,285,231 $   (14,358,695)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $     3,734,200 $   (11,618,746)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $       522,852 $    (4,786,258)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $     5,293,612 $   (13,238,680)
AST Bond Portfolio 2022............................................... $   312,744,434 $   (93,030,831)
AST Quantitative Modeling Portfolio................................... $     4,212,817 $      (479,334)
AST BlackRock Global Strategies Portfolio............................. $    88,813,854 $   (30,434,396)
Invesco V.I. Capital Development Fund................................. $    33,907,064 $   (15,203,919)
Invesco V.I. Dividend Growth Fund..................................... $    21,058,826 $    (7,309,171)
Columbia Variable Portfolio Short Duration US Government Fund......... $     1,337,326 $      (113,998)
Columbia Variable Portfolio - Growth Fund............................. $     5,321,768 $      (536,738)
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $     4,015,828 $      (635,246)
Wells Fargo Advantage VT Opportunity Fund - Class 2................... $     6,603,413 $      (456,036)
AST Prudential Core Bond Portfolio.................................... $    16,558,014 $      (514,529)
AST Neuberger Berman Core Bond Portfolio.............................. $     9,825,478 $    (1,774,107)

                                      A74

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Prudential Annuities Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential Annuities Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential Annuities Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                      A75

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                          AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     48,462   $ 7.99763 to  $26.87621 $  585,046   1.00%    0.65%  to   3.05%   -8.40% to   -6.13%
December 31, 2010     62,933   $ 8.70377 to  $28.84949 $  820,710   1.51%    0.65%  to   3.05%    9.45% to   12.15%
December 31, 2009     69,519   $ 7.92816 to  $25.91920 $  844,173   3.18%    0.65%  to   3.05%   15.79% to   21.38%
December 31, 2008     61,431   $ 6.83984 to  $22.05507 $  677,520   1.72%    0.65%  to   2.85%  -42.32% to  -29.74%
December 31, 2007    100,698   $11.85905 to  $37.71457 $1,903,009   0.89%    0.65%  to   2.75%    2.22% to    4.44%

                                          AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     28,910   $ 6.96201 to  $17.77397 $  317,828   0.00%    0.65%  to   3.05%   -4.69% to   -2.33%
December 31, 2010     38,965   $ 7.24476 to  $18.19879 $  439,619   0.00%    0.65%  to   3.05%   12.28% to   15.06%
December 31, 2009     37,612   $ 6.39958 to  $15.81719 $  383,309   0.00%    0.65%  to   3.05%   30.89% to   52.37%
December 31, 2008     26,781   $ 4.26859 to  $10.38047 $  181,315   0.13%    0.65%  to   2.85%  -42.20% to  -35.44%
December 31, 2007     33,936   $ 7.34782 to  $17.57996 $  412,631   0.13%    0.65%  to   2.75%    5.24% to    7.53%

                                         AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     16,134   $ 8.53386 to  $16.07674 $  193,743   0.99%    0.65%  to   3.05%    0.42% to    2.90%
December 31, 2010     18,065   $ 8.42896 to  $15.62387 $  213,542   1.29%    0.65%  to   3.05%   10.38% to   13.10%
December 31, 2009     17,261   $ 7.57412 to  $13.81361 $  187,727   2.31%    0.65%  to   3.05%   14.54% to   24.11%
December 31, 2008     13,554   $ 6.57913 to  $11.80550 $  134,022   2.20%    0.65%  to   2.75%  -36.54% to  -35.17%
December 31, 2007     18,555   $10.31462 to  $18.20953 $  292,154   1.62%    0.65%  to   2.75%   -2.87% to   -0.76%

                                      AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     86,930   $ 9.22724 to  $18.41581 $1,050,410   1.54%    0.65%  to   3.05%   -6.32% to   -4.01%
December 31, 2010    114,495   $ 9.82965 to  $19.18481 $1,454,698   0.70%    0.65%  to   3.05%    8.40% to   11.08%
December 31, 2009     71,518   $ 9.04901 to  $17.27048 $  835,124   1.05%    0.65%  to   3.05%   22.04% to   26.58%
December 31, 2008     13,107   $ 7.31044 to  $13.64345 $  130,494   1.77%    0.65%  to   2.85%  -32.11% to  -26.99%
December 31, 2007     12,599   $11.54620 to  $19.67187 $  191,018   1.80%    0.65%  to   2.75%    5.91% to    8.21%

                                                   AST MONEY MARKET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    118,373   $ 9.21691 to  $15.30591 $1,291,154   0.02%    0.65%  to   3.05%   -3.02% to   -0.63%
December 31, 2010    136,126   $ 9.50418 to  $15.40331 $1,504,159   0.03%    0.65%  to   3.05%   -3.03% to   -0.63%
December 31, 2009    213,675   $ 9.80078 to  $15.50064 $2,370,117   0.25%    0.65%  to   3.05%   -2.51% to   -0.41%
December 31, 2008    230,705   $10.11620 to  $15.56403 $2,693,670   2.44%    0.65%  to   2.75%   -0.31% to    1.84%
December 31, 2007    161,788   $10.11124 to  $15.28249 $1,920,245   4.78%    0.65%  to   2.75%    2.00% to    4.22%

                                              AST COHEN & STEERS REALTY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011      5,854   $10.94739 to  $29.80000 $  144,882   0.70%    0.65%  to   3.05%    3.35% to    5.90%
December 31, 2010      7,796   $10.57127 to  $28.31102 $  182,093   1.60%    0.65%  to   3.05%   24.77% to   27.85%
December 31, 2009      7,387   $ 8.45511 to  $22.27763 $  137,894   2.85%    0.65%  to   3.05%   28.17% to   51.97%
December 31, 2008      6,441   $ 6.59702 to  $17.09976 $   94,541   5.40%    0.65%  to   2.85%  -36.84% to  -34.13%
December 31, 2007     10,855   $12.32711 to  $26.66162 $  249,538   2.87%    0.65%  to   2.75%  -22.15% to  -20.46%

                                       AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     85,671   $ 9.74916 to  $24.07686 $1,104,132   0.90%    0.65%  to   3.05%   -2.82% to   -0.42%
December 31, 2010    105,940   $10.01123 to  $24.17805 $1,386,636   0.42%    0.65%  to   3.05%    4.05% to    6.62%
December 31, 2009    111,595   $ 9.60213 to  $22.67668 $1,392,913   0.83%    0.65%  to   3.05%   14.97% to   21.23%
December 31, 2008     64,615   $ 8.10022 to  $18.70596 $  681,463   0.32%    0.65%  to   2.85%  -19.88% to  -18.15%
December 31, 2007     28,098   $10.31616 to  $22.85438 $  391,124   1.11%    0.65%  to   2.90%   -1.03% to    1.28%

                                                 AST BLACKROCK VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011      9,551   $ 9.17609 to  $15.38823 $  115,478   0.73%    0.65%  to   3.05%   -3.52% to   -1.14%
December 31, 2010     12,806   $ 8.96367 to  $15.60454 $  156,605   1.46%    0.65%  to   3.05%    9.01% to   11.71%
December 31, 2009     12,049   $ 8.67084 to  $14.00397 $  135,489   0.86%    0.65%  to   3.05%   15.01% to   26.77%
December 31, 2008     10,045   $ 7.53946 to  $11.94926 $   94,921   2.58%    0.65%  to   2.75%  -39.03% to  -37.71%
December 31, 2007     17,720   $12.36544 to  $19.23120 $  284,270   0.95%    0.65%  to   2.75%   -1.62% to    0.52%

                            AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (EXPIRED APRIL 29, 2011)
                   ---------------------------------------------------------------------------------------------
December 31, 2011          0   $       0 to  $       0 $        0   0.00%    0.65%  to   3.05%   11.64% to   12.54%
December 31, 2010     11,134   $ 6.71052 to  $15.88936 $  112,043   0.00%    0.65%  to   3.05%   16.60% to   19.48%
December 31, 2009     11,520   $ 5.70806 to  $13.33172 $   97,203   0.00%    0.65%  to   3.05%   19.19% to   22.30%
December 31, 2008     11,216   $ 4.76442 to  $10.97613 $   76,944   0.00%    0.65%  to   2.75%  -44.12% to  -42.91%
December 31, 2007     15,777   $ 8.48266 to  $19.27534 $  197,277   0.00%    0.65%  to   2.75%   15.43% to   17.94%

                                      A76

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                   AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    24,401    $11.04415 to  $22.66074 $401,816    6.36%   0.65%  to   3.05%    0.03% to    2.50%
December 31, 2010    28,186    $11.00659 to  $22.10754 $457,631    3.30%   0.65%  to   3.05%   10.04% to   12.76%
December 31, 2009    31,024    $ 9.97157 to  $19.60556 $456,718    4.69%   0.65%  to   3.05%   24.11% to   34.67%
December 31, 2008    17,905    $ 7.56409 to  $14.55813 $208,084   10.40%   0.65%  to   2.75%  -27.59% to  -26.03%
December 31, 2007    24,064    $10.44649 to  $19.68057 $380,467    8.75%   0.65%  to   2.75%   -0.35% to    1.81%

                                          AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    18,842    $ 9.19070 to  $22.28390 $239,041    0.40%   0.65%  to   3.05%  -15.76% to  -13.68%
December 31, 2010    17,172    $10.88753 to  $25.87932 $271,022    0.05%   0.65%  to   3.05%   28.51% to   31.68%
December 31, 2009    18,111    $ 8.45485 to  $19.70231 $222,459    0.21%   0.65%  to   3.05%   28.88% to   31.80%
December 31, 2008    16,316    $ 6.56016 to  $14.98634 $142,111    0.00%   0.65%  to   2.85%  -45.63% to  -33.63%
December 31, 2007    25,503    $12.44805 to  $27.04882 $462,627    0.00%   0.65%  to   2.75%    8.14% to   10.49%

                                                 AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     5,972    $ 9.89066 to  $18.43079 $ 83,072    0.69%   0.65%  to   3.05%   -6.39% to   -4.08%
December 31, 2010     8,194    $11.12493 to  $19.26268 $120,022    0.57%   0.65%  to   3.05%   19.84% to   22.80%
December 31, 2009     6,621    $ 9.25441 to  $15.72510 $ 79,789    1.73%   0.65%  to   3.05%   31.61% to   37.98%
December 31, 2008     5,546    $ 6.85171 to  $11.42511 $ 48,331    1.09%   0.65%  to   2.75%  -39.83% to  -38.53%
December 31, 2007     7,637    $11.38711 to  $18.63248 $111,950    0.29%   0.65%  to   2.75%   -0.09% to    2.08%

                                                AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    17,048    $10.26539 to  $25.05272 $299,669    0.57%   0.65%  to   3.05%   -8.84% to   -6.59%
December 31, 2010    22,874    $11.23772 to  $26.81946 $435,168    0.43%   0.65%  to   3.05%   22.16% to   25.17%
December 31, 2009    26,023    $ 9.18066 to  $21.42563 $403,966    1.71%   0.65%  to   3.05%   23.38% to   30.63%
December 31, 2008    25,034    $ 7.44092 to  $16.98067 $318,508    1.36%   0.65%  to   2.85%  -31.65% to  -24.79%
December 31, 2007    42,347    $11.30363 to  $24.31821 $775,321    0.88%   0.65%  to   2.75%   -8.22% to   -6.22%

                                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    14,655    $ 4.66021 to  $26.85572 $252,219    0.15%   0.65%  to   3.05%   -6.88% to   -4.58%
December 31, 2010    20,366    $ 4.96373 to  $28.35884 $349,188    0.08%   0.65%  to   3.05%    6.93% to    9.57%
December 31, 2009    22,737    $ 4.60421 to  $26.07859 $376,154    0.00%   0.65%  to   3.05%   26.94% to   48.43%
December 31, 2008    16,299    $ 3.15269 to  $17.70351 $242,317    0.15%   0.65%  to   2.60%  -41.83% to  -40.66%
December 31, 2007    23,248    $ 5.39999 to  $30.06012 $558,900    0.00%   0.65%  to   2.50%   11.13% to   13.25%

                                          AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    18,784    $ 5.19481 to  $20.05228 $176,796    0.00%   0.65%  to   3.05%   -5.93% to   -3.61%
December 31, 2010    28,083    $ 5.47729 to  $20.85514 $283,946    0.00%   0.65%  to   3.05%   16.17% to   19.05%
December 31, 2009    28,418    $ 4.67618 to  $17.56272 $241,757    0.00%   0.65%  to   3.05%   33.15% to   56.07%
December 31, 2008    21,632    $ 3.04521 to  $11.28124 $ 98,369    0.00%   0.65%  to   2.75%  -42.42% to  -41.18%
December 31, 2007    31,878    $ 5.26189 to  $19.22684 $307,677    0.00%   0.65%  to   2.75%   16.05% to   18.57%

                                         AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     6,118    $11.76172 to  $31.79808 $137,760    0.47%   0.65%  to   3.05%   -1.78% to    0.64%
December 31, 2010     8,418    $11.93832 to  $31.59475 $187,638    0.51%   0.65%  to   3.05%   22.90% to   25.94%
December 31, 2009     6,765    $ 9.68368 to  $25.08676 $128,428    1.29%   0.65%  to   3.05%   23.36% to   29.08%
December 31, 2008     4,794    $ 7.85000 to  $19.90636 $ 82,391    1.49%   0.65%  to   2.75%  -28.66% to  -27.11%
December 31, 2007     6,019    $11.00312 to  $27.31110 $144,929    0.57%   0.65%  to   2.75%   -7.75% to   -5.74%

                                                AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    19,082    $ 7.70399 to  $20.62801 $210,441    1.33%   0.65%  to   3.05%   -7.10% to   -4.81%
December 31, 2010    23,213    $ 8.24994 to  $21.66951 $273,356    1.03%   0.65%  to   3.05%    9.71% to   12.42%
December 31, 2009    25,302    $ 7.45826 to  $19.27505 $276,543    2.85%   0.65%  to   3.05%   16.03% to   27.41%
December 31, 2008    25,394    $ 6.38846 to  $16.24413 $248,148    1.59%   0.65%  to   2.85%  -43.10% to  -30.98%
December 31, 2007    33,134    $11.17043 to  $27.94403 $581,479    1.08%   0.65%  to   2.75%   -5.67% to   -3.62%

                                         AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011    21,912    $12.53881 to  $18.93744 $362,864    1.75%   0.65%  to   3.05%    6.82% to    9.45%
December 31, 2010    23,842    $11.70237 to  $17.30182 $364,932    5.89%   0.65%  to   3.05%    9.96% to   12.68%
December 31, 2009    30,119    $10.60977 to  $15.35521 $414,600    7.39%   0.65%  to   3.05%   19.63% to   33.73%
December 31, 2008    25,649    $ 8.10499 to  $11.48243 $265,996    9.00%   0.65%  to   2.75%  -25.36% to  -23.75%
December 31, 2007    35,946    $10.85945 to  $15.05922 $494,617    5.68%   0.65%  to   2.75%    3.16% to    5.39%

                                      A77

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                              AST MARSICO CAPITAL GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     60,824   $ 8.98512 to  $19.51615 $  760,716   0.29%    0.65%  to   3.05%   -3.93% to   -1.56%
December 31, 2010     80,568   $ 9.27639 to  $19.82494 $1,040,269   0.67%    0.65%  to   3.05%   16.10% to   18.97%
December 31, 2009     91,014   $ 7.92454 to  $16.66345 $1,019,490   0.87%    0.65%  to   3.05%   26.06% to   28.92%
December 31, 2008     89,246   $ 6.24776 to  $12.92584 $  792,227   0.45%    0.65%  to   2.85%  -45.21% to  -36.07%
December 31, 2007    143,872   $11.34517 to  $23.09247 $2,388,547   0.17%    0.65%  to   2.75%   11.79% to   14.21%

                                                    AST MFS GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     21,613   $ 6.82421 to  $14.16119 $  194,860   0.35%    0.65%  to   3.05%   -3.62% to   -1.24%
December 31, 2010     26,573   $ 7.02283 to  $14.37512 $  246,760   0.13%    0.65%  to   3.05%    9.35% to   12.05%
December 31, 2009     29,779   $ 6.37002 to  $12.86144 $  247,006   0.17%    0.65%  to   3.05%   20.37% to   23.50%
December 31, 2008     28,733   $ 5.24253 to  $10.44074 $  186,479   0.26%    0.65%  to   2.75%  -38.06% to  -36.72%
December 31, 2007     36,836   $ 8.42015 to  $16.54009 $  394,445   0.03%    0.65%  to   2.75%   11.93% to   14.36%

                                         AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     13,725   $ 8.86851 to  $29.63690 $  260,508   0.00%    0.65%  to   3.05%   -1.41% to    1.03%
December 31, 2010     17,725   $ 8.92178 to  $29.33599 $  333,831   0.00%    0.65%  to   3.05%   24.76% to   27.84%
December 31, 2009     16,602   $ 7.09300 to  $22.94749 $  267,628   0.00%    0.65%  to   3.05%   23.09% to   28.95%
December 31, 2008     16,039   $ 5.59083 to  $17.79631 $  219,680   0.00%    0.65%  to   2.75%  -44.75% to  -43.55%
December 31, 2007     29,931   $10.06697 to  $31.52655 $  696,088   0.00%    0.65%  to   2.75%   18.83% to   21.41%

                                        AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     14,976   $10.18961 to  $35.07648 $  321,823   0.90%    0.65%  to   3.05%   -5.45% to   -3.12%
December 31, 2010     19,868   $10.74418 to  $36.20541 $  439,731   1.17%    0.65%  to   3.05%   19.67% to   22.63%
December 31, 2009     22,093   $ 8.95019 to  $29.52355 $  416,620   2.07%    0.65%  to   3.05%   34.49% to   39.73%
December 31, 2008     21,731   $ 6.54354 to  $21.12901 $  316,843   1.77%    0.65%  to   2.75%  -43.85% to  -42.63%
December 31, 2007     39,786   $11.65359 to  $36.83127 $  967,176   0.68%    0.65%  to   2.75%    0.32% to    2.50%

                                                 AST SMALL-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011      7,731   $11.09276 to  $24.85921 $  123,714   0.00%    0.65%  to   3.05%   -3.99% to   -1.62%
December 31, 2010     11,234   $11.53054 to  $25.26926 $  181,856   0.22%    0.65%  to   3.05%   32.26% to   35.53%
December 31, 2009      8,640   $ 8.70015 to  $18.64494 $  111,537   0.05%    0.65%  to   3.05%   30.09% to   33.04%
December 31, 2008      7,246   $ 6.68777 to  $14.01478 $   76,253   0.00%    0.65%  to   2.85%  -36.79% to  -32.53%
December 31, 2007      9,716   $10.54500 to  $21.70159 $  157,938   0.00%    0.65%  to   2.75%    4.19% to    6.45%

                                           AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     51,459   $10.39821 to  $19.93200 $  698,888   0.95%    0.65%  to   3.05%   -0.86% to    1.58%
December 31, 2010     62,862   $10.48881 to  $19.62146 $  846,276   2.53%    0.65%  to   3.05%    0.73% to    3.22%
December 31, 2009     69,607   $10.41264 to  $19.00861 $  920,649   5.00%    0.65%  to   3.05%    4.23% to    9.51%
December 31, 2008     55,649   $10.25361 to  $17.35746 $  703,455   5.55%    0.65%  to   2.75%   -1.66% to    0.46%
December 31, 2007     98,431   $10.40058 to  $17.27843 $1,209,317   4.60%    0.65%  to   2.75%    3.85% to    6.10%

                                             AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    129,700   $11.28262 to  $26.71641 $2,058,428   1.83%    0.65%  to   3.05%    0.04% to    2.51%
December 31, 2010    166,002   $11.25530 to  $26.06306 $2,588,103   1.75%    0.65%  to   3.05%    4.43% to    7.02%
December 31, 2009    144,653   $10.97629 to  $24.35387 $2,178,595   3.84%    0.65%  to   3.05%    9.96% to   15.77%
December 31, 2008     74,757   $10.15674 to  $21.03675 $1,089,746   4.01%    0.65%  to   2.75%   -4.95% to   -2.89%
December 31, 2007    105,808   $10.68542 to  $21.66391 $1,562,280   2.28%    0.65%  to   2.75%    5.32% to    7.60%

                                           AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     12,888   $ 8.10423 to  $14.17118 $  138,959   1.09%    0.65%  to   3.05%   -4.63% to   -2.28%
December 31, 2010     16,262   $ 8.47182 to  $14.56007 $  182,409   1.34%    0.65%  to   3.05%    9.79% to   12.51%
December 31, 2009     16,894   $ 7.69250 to  $12.99378 $  170,550   4.15%    0.65%  to   3.05%   20.39% to   28.65%
December 31, 2008     16,283   $ 6.38950 to  $10.02666 $  133,646   3.44%    0.65%  to   2.75%  -43.49% to  -42.26%
December 31, 2007     25,319   $11.30608 to  $17.40971 $  372,910   1.38%    0.65%  to   2.75%   -6.23% to   -4.20%

                                               AST QMA US EQUITY ALPHA PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011      9,572   $ 7.73980 to  $14.82709 $  107,997   0.70%    0.65%  to   3.05%    0.31% to    2.79%
December 31, 2010     11,194   $ 7.65297 to  $14.55693 $  124,404   0.68%    0.65%  to   3.05%   11.54% to   14.30%
December 31, 2009     12,665   $ 6.80494 to  $12.81698 $  126,196   1.86%    0.65%  to   3.05%   18.47% to   27.19%
December 31, 2008     13,410   $ 5.71453 to  $ 9.59861 $  112,798   2.39%    0.65%  to   2.75%  -40.41% to  -39.11%
December 31, 2007     24,740   $ 9.53992 to  $15.76502 $  345,824   1.33%    0.65%  to   2.75%   -0.74% to    1.42%

                                      A78

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011      9,671   $ 6.13193 to  $52.35862 $  255,476   0.59%    0.65%  to   3.05%  -17.51% to  -15.47%
December 31, 2010     13,163   $14.81778 to  $61.94104 $  409,090   0.43%    0.65%  to   3.05%   16.78% to   19.67%
December 31, 2009     11,471   $12.64918 to  $51.75974 $  319,339   1.31%    0.65%  to   3.05%   32.64% to   48.38%
December 31, 2008      5,935   $ 8.76037 to  $34.88343 $  134,397   0.66%    0.65%  to   2.60%  -51.29% to  -50.31%
December 31, 2007     13,323   $17.90678 to  $70.20328 $  567,927   0.58%    0.65%  to   2.75%   36.63% to   39.59%

                                          AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    105,878   $10.09078 to  $28.98527 $1,511,842   1.09%    0.65%  to   3.05%   -1.12% to    1.32%
December 31, 2010    122,828   $10.18424 to  $28.60743 $1,752,058   0.97%    0.65%  to   3.05%    8.13% to   10.81%
December 31, 2009     99,437   $ 9.39867 to  $25.81677 $1,312,782   2.07%    0.65%  to   3.05%   20.19% to   23.33%
December 31, 2008     46,873   $ 7.79315 to  $20.93279 $  538,360   1.79%    0.65%  to   2.85%  -27.98% to  -22.10%
December 31, 2007     52,178   $11.60522 to  $28.45091 $  838,230   1.21%    0.65%  to   2.75%    3.38% to    5.63%

                                               AST INTERNATIONAL VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     11,036   $ 6.90976 to  $17.75018 $  134,222   1.42%    0.65%  to   3.05%  -15.21% to  -13.12%
December 31, 2010     14,189   $ 8.08298 to  $20.48151 $  200,509   0.82%    0.65%  to   3.05%    7.70% to   10.36%
December 31, 2009     14,767   $ 7.44396 to  $18.60561 $  196,052   2.37%    0.65%  to   3.05%   26.78% to   29.65%
December 31, 2008     12,595   $ 5.83552 to  $14.38680 $  132,504   2.67%    0.65%  to   2.85%  -45.55% to  -36.07%
December 31, 2007     20,459   $10.66136 to  $25.92537 $  418,511   0.98%    0.65%  to   2.75%   14.55% to   17.04%

                                                AST MFS GLOBAL EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011      7,716   $11.25154 to  $18.89405 $  117,107   0.48%    0.65%  to   3.05%   -6.08% to   -3.76%
December 31, 2010      9,440   $11.94327 to  $19.68196 $  149,750   0.48%    0.65%  to   3.05%    8.63% to   11.32%
December 31, 2009      8,341   $10.96039 to  $17.72541 $  119,319   1.90%    0.65%  to   3.05%   27.89% to   33.61%
December 31, 2008      6,101   $ 8.57011 to  $13.60103 $   66,707   1.29%    0.65%  to   2.75%  -35.81% to  -34.42%
December 31, 2007     10,147   $13.35080 to  $20.79180 $  175,144   1.95%    0.65%  to   2.75%    6.38% to    8.69%

                                          AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     11,108   $ 7.75947 to  $30.44657 $  170,765   1.32%    0.65%  to   3.05%  -11.92% to   -9.74%
December 31, 2010     15,322   $ 8.73737 to  $33.98828 $  255,452   1.09%    0.65%  to   3.05%    3.90% to    6.47%
December 31, 2009     14,999   $ 8.34041 to  $32.16453 $  254,290   4.03%    0.65%  to   3.05%   32.15% to   35.11%
December 31, 2008      9,827   $ 6.27937 to  $24.00705 $  149,580   2.57%    0.65%  to   2.75%  -43.00% to  -41.76%
December 31, 2007     18,705   $10.95909 to  $41.53619 $  466,812   1.42%    0.65%  to   2.75%    6.42% to    8.73%

                                            AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     17,357   $11.11461 to  $19.74069 $  274,526   2.70%    0.65%  to   3.05%    0.95% to    3.45%
December 31, 2010     21,422   $10.97562 to  $19.08296 $  328,624   2.74%    0.65%  to   3.05%    2.52% to    5.06%
December 31, 2009     22,019   $10.67294 to  $18.16458 $  324,974   7.36%    0.65%  to   3.05%    9.03% to   11.63%
December 31, 2008     16,218   $ 9.78879 to  $16.30778 $  221,914   4.60%    0.65%  to   2.75%   -5.12% to   -3.07%
December 31, 2007     33,381   $10.31681 to  $16.82426 $  461,638   2.66%    0.65%  to   2.75%    6.62% to    8.93%

                                               AST INTERNATIONAL GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     27,343   $ 6.88968 to  $17.92892 $  405,957   0.65%    0.65%  to   3.05%  -15.58% to  -13.49%
December 31, 2010     35,392   $ 8.14414 to  $20.72450 $  617,984   0.35%    0.65%  to   3.05%   11.01% to   13.75%
December 31, 2009     39,649   $ 7.32140 to  $18.21901 $  616,928   1.84%    0.65%  to   3.05%   29.96% to   34.41%
December 31, 2008     38,892   $ 5.57041 to  $13.55477 $  455,778   1.44%    0.65%  to   2.85%  -51.60% to  -44.28%
December 31, 2007     59,911   $15.23165 to  $27.41378 $1,450,281   0.41%    0.65%  to   2.75%   15.76% to   18.28%

                                       AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011     22,134   $ 8.46959 to  $13.92700 $  209,446   0.32%    0.65%  to   3.05%   -6.40% to   -4.08%
December 31, 2010     26,700   $ 9.02972 to  $14.57840 $  265,557   0.45%    0.65%  to   3.05%   11.14% to   13.89%
December 31, 2009     28,061   $ 8.10775 to  $12.85208 $  246,843   1.32%    0.65%  to   3.05%   24.77% to   27.73%
December 31, 2008     13,508   $ 6.74653 to  $ 7.17163 $   93,861   0.78%    0.65%  to   2.60%  -43.83% to  -42.70%
December 31, 2007     41,420   $11.97230 to  $12.51606 $  506,044   0.15%    0.65%  to   2.75%    6.53% to    8.84%

                                         AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    341,316   $ 9.02040 to  $13.42633 $3,434,052   0.50%    0.65%  to   3.05%   -5.40% to   -3.06%
December 31, 2010    445,216   $ 9.51547 to  $13.90606 $4,692,575   1.08%    0.65%  to   3.05%    9.92% to   12.64%
December 31, 2009    427,504   $ 8.63891 to  $12.39570 $4,038,799   1.88%    0.65%  to   3.05%   21.57% to   24.51%
December 31, 2008    280,192   $ 7.09516 to  $ 7.96999 $2,131,831   1.00%    0.65%  to   3.00%  -36.89% to  -29.03%
December 31, 2007    437,914   $11.73121 to  $12.33007 $5,234,701   0.22%    0.65%  to   3.00%    6.42% to    9.01%

                                      A79

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                       AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    294,849   $ 9.09760 to  $13.12699 $2,989,751   0.61%    0.65%  to   3.05%   -5.62% to   -3.29%
December 31, 2010    367,638   $ 9.61979 to  $13.62846 $3,907,114   0.90%    0.65%  to   3.05%    8.55% to   11.24%
December 31, 2009    342,126   $ 8.84379 to  $12.30140 $3,296,750   2.28%    0.65%  to   3.05%   20.63% to   23.55%
December 31, 2008    226,152   $ 7.32007 to  $ 8.17979 $1,769,603   1.15%    0.65%  to   3.00%  -33.88% to  -26.78%
December 31, 2007    324,959   $11.49114 to  $12.07747 $3,809,076   0.36%    0.65%  to   3.00%    5.92% to    8.50%

                                            AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    228,060   $ 9.45346 to  $13.17155 $2,435,193   0.63%    0.65%  to   3.05%   -4.22% to   -1.86%
December 31, 2010    283,879   $ 9.85001 to  $13.47496 $3,123,795   0.82%    0.65%  to   3.05%    8.89% to   11.58%
December 31, 2009    244,029   $ 9.02728 to  $12.12491 $2,426,091   1.42%    0.65%  to   3.05%   19.32% to   22.50%
December 31, 2008    105,696   $ 7.53624 to  $ 8.46087 $  857,571   1.08%    0.65%  to   3.00%  -30.84% to  -24.62%
December 31, 2007     98,554   $11.36451 to  $11.94439 $1,143,188   0.33%    0.65%  to   3.00%    5.79% to    8.36%

                                          AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    235,261   $10.15823 to  $12.77965 $2,684,655   0.89%    0.65%  to   3.05%   -2.08% to    0.34%
December 31, 2010    246,541   $10.35261 to  $12.78779 $2,838,371   1.39%    0.65%  to   3.05%    7.20% to    9.85%
December 31, 2009    219,165   $ 9.63721 to  $11.68785 $2,320,954   1.20%    0.65%  to   3.05%   15.05% to   19.26%
December 31, 2008    117,435   $ 8.26395 to  $ 9.30874 $1,047,168   0.85%    0.65%  to   3.00%  -21.90% to  -17.26%
December 31, 2007     50,338   $11.13156 to  $11.63721 $  568,796   0.29%    0.65%  to   2.75%    5.71% to    8.01%

                            AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     49,795   $ 9.14542 to  $13.58234 $  498,580   0.28%    0.65%  to   3.05%   -5.36% to   -3.02%
December 31, 2010     67,762   $ 9.64360 to  $14.06217 $  708,276   0.32%    0.65%  to   3.05%   10.86% to   13.60%
December 31, 2009     46,324   $ 8.68119 to  $12.42878 $  429,456   0.37%    0.65%  to   3.05%   23.05% to   26.02%
December 31, 2008      8,210   $ 7.04446 to  $ 7.41584 $   59,995   0.09%    0.65%  to   3.00%  -37.16% to  -29.54%
December 31, 2007      1,178   $11.49050 to  $11.51218 $   13,543   0.00%    1.25%  to   2.75%   14.93% to   15.13%

                           AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     83,954   $ 8.71537 to  $12.75958 $  788,153   0.39%    0.65%  to   3.05%   -4.81% to   -2.45%
December 31, 2010     99,997   $ 9.15067 to  $13.19996 $  973,078   0.54%    0.65%  to   3.05%    8.51% to   11.19%
December 31, 2009     74,171   $ 8.42891 to  $11.97996 $  654,003   0.28%    0.65%  to   3.05%   19.69% to   22.59%
December 31, 2008     16,369   $ 7.04244 to  $ 7.60651 $  116,814   0.06%    0.65%  to   3.00%  -29.73% to  -23.92%
December 31, 2007        787   $10.02547 to  $10.04880 $    7,899   0.00%    0.90%  to   2.75%    0.28% to    0.50%

                          AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     56,707   $ 9.04125 to  $13.66570 $  547,518   0.33%    0.65%  to   3.05%   -3.60% to   -1.22%
December 31, 2010     68,780   $ 9.34959 to  $13.88973 $  681,353   0.29%    0.65%  to   3.05%   10.35% to   13.07%
December 31, 2009     48,274   $ 8.44669 to  $12.33318 $  425,571   0.27%    0.65%  to   3.05%   23.06% to   25.84%
December 31, 2008      6,598   $ 6.85696 to  $ 7.50642 $   45,696   0.07%    0.65%  to   2.85%  -32.61% to  -24.76%
December 31, 2007        484   $10.17498 to  $10.20179 $    4,932   0.00%    0.65%  to   2.75%    1.77% to    2.02%

                         AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     76,501   $ 9.43274 to  $12.98251 $  767,336   0.48%    0.65%  to   3.05%   -3.54% to   -1.15%
December 31, 2010     88,963   $ 9.74838 to  $13.18694 $  912,004   0.46%    0.65%  to   3.05%    8.20% to   10.87%
December 31, 2009     66,502   $ 8.98223 to  $11.94190 $  619,651   0.20%    0.65%  to   3.05%   19.87% to   22.58%
December 31, 2008     10,783   $ 7.48580 to  $ 7.94834 $   81,547   0.04%    0.65%  to   2.85%  -26.28% to  -20.41%
December 31, 2007        278   $10.15504 to  $10.17230 $    2,828   0.00%    1.40%  to   2.75%    1.57% to    1.73%

                           AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     29,299   $ 8.71300 to  $13.04434 $  271,364   0.21%    0.65%  to   3.05%   -5.44% to   -3.11%
December 31, 2010     37,009   $ 9.18592 to  $13.51674 $  358,393   0.37%    0.65%  to   3.05%    9.87% to   12.59%
December 31, 2009     32,643   $ 8.33501 to  $12.05414 $  282,777   0.32%    0.65%  to   3.05%   17.78% to   20.44%
December 31, 2008      7,244   $ 7.06973 to  $ 7.83293 $   51,718   0.05%    0.65%  to   2.85%  -29.20% to  -21.57%
December 31, 2007        502   $ 9.98557 to  $10.00448 $    5,016   0.00%    1.25%  to   2.75%   -0.12% to    0.06%

                            AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     34,470   $10.74387 to  $12.12164 $  388,751   2.64%    0.65%  to   3.05%    2.80% to    5.33%
December 31, 2010     37,019   $10.43007 to  $11.55420 $  400,318   1.62%    0.65%  to   3.05%    4.51% to    7.10%
December 31, 2009     28,705   $ 9.95931 to  $10.83217 $  292,772   3.68%    0.65%  to   3.05%    8.45% to   10.90%
December 31, 2008     14,600   $ 9.18349 to  $ 9.40965 $  135,345   0.20%    0.65%  to   2.85%   -8.14% to   -5.83%
December 31, 2007      3,195   $ 9.96574 to  $ 9.98760 $   31,861   0.00%    1.00%  to   2.75%   -0.32% to   -0.12%

                                      A80

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                    DAVIS VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011       115    $10.32563 to  $14.00926 $  1,191   0.75%    1.40%  to   1.65%   -5.75% to   -5.51%
December 31, 2010       147    $10.92826 to  $14.86452 $  1,614   1.06%    1.40%  to   1.65%   10.91% to   11.19%
December 31, 2009       254    $ 9.82859 to  $13.40277 $  2,502   0.84%    1.40%  to   1.65%   28.99% to   29.32%
December 31, 2008       323    $ 7.60022 to  $10.39039 $  2,459   0.52%    1.40%  to   1.65%  -41.31% to  -41.16%
December 31, 2007       968    $12.91696 to  $17.70411 $ 12,664   1.06%    1.40%  to   1.65%    2.90% to    3.16%

                                     COLUMBIA VARIABLE PORTFOLIO - ASSET ALLOCATION FUND
                   -------------------------------------------------------------------------------------------
December 31, 2011       349    $15.49864 to  $15.49864 $  5,414   2.52%    1.00%  to   1.00%   -1.84% to   -1.84%
December 31, 2010       421    $15.78873 to  $15.78873 $  6,644   2.63%    1.00%  to   1.00%   12.30% to   12.30%
December 31, 2009       487    $14.38338 to  $14.38338 $  7,007   4.42%    1.00%  to   1.00%   22.76% to   22.76%
December 31, 2008       564    $11.71637 to  $11.71637 $  6,605   3.43%    1.00%  to   1.00%  -29.04% to  -29.04%
December 31, 2007       719    $16.51140 to  $16.51140 $ 11,876   2.80%    1.00%  to   1.00%    8.08% to    8.08%

                                COLUMBIA FEDERAL SECURITIES FUND, VS (EXPIRED APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011         0    $       0 to  $       0 $      0   4.54%    1.00%  to   1.00%    1.34% to    1.34%
December 31, 2010       116    $12.21523 to  $12.21523 $  1,423   4.63%    1.00%  to   1.00%    4.00% to    4.00%
December 31, 2009       134    $12.32409 to  $12.32409 $  1,646   7.68%    1.00%  to   1.00%    0.88% to    0.88%
December 31, 2008       148    $12.21621 to  $12.21621 $  1,806   7.10%    1.00%  to   1.00%    7.01% to    7.01%
December 31, 2007       178    $11.41611 to  $11.41611 $  2,037   6.47%    1.00%  to   1.00%    5.12% to    5.12%

                                       COLUMBIA VARIABLE PORTFOLIO - MONEY MARKET FUND
                   -------------------------------------------------------------------------------------------
December 31, 2011       109    $10.82529 to  $10.82529 $  1,182   0.00%    1.00%  to   1.00%   -1.00% to   -1.00%
December 31, 2010       104    $10.93445 to  $10.93445 $  1,142   0.02%    1.00%  to   1.00%   -0.97% to   -0.97%
December 31, 2009       125    $11.04133 to  $11.04133 $  1,375   0.25%    1.00%  to   1.25%   -0.77% to   -0.77%
December 31, 2008       159    $11.12662 to  $11.12662 $  1,771   2.59%    1.00%  to   1.00%    1.55% to    1.55%
December 31, 2007       234    $10.95647 to  $10.95647 $  2,568   4.91%    1.00%  to   1.00%    3.97% to    3.97%

                                   COLUMBIA VARIABLE PORTFOLIO - SMALL COMPANY GROWTH FUND
                   -------------------------------------------------------------------------------------------
December 31, 2011        21    $18.25774 to  $18.25774 $    388   0.00%    1.00%  to   1.00%   -6.49% to   -6.49%
December 31, 2010        30    $19.52472 to  $19.52472 $    578   0.00%    1.00%  to   1.00%   27.10% to   27.10%
December 31, 2009        34    $15.36226 to  $15.36226 $    521   0.00%    1.00%  to   1.00%   24.40% to   24.40%
December 31, 2008        37    $12.34900 to  $12.34900 $    462   0.00%    1.00%  to   1.00%  -41.42% to  -41.42%
December 31, 2007        51    $21.07999 to  $21.07999 $  1,069   0.00%    1.00%  to   1.00%   12.32% to   12.32%

                                 COLUMBIA LARGE CAP GROWTH FUND, VS (EXPIRED APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011         0    $       0 to  $       0 $      0   0.42%    1.00%  to   1.25%    9.86% to    9.95%
December 31, 2010       429    $11.81717 to  $11.99337 $  5,144   0.58%    1.00%  to   1.25%   16.03% to   16.32%
December 31, 2009       508    $10.18453 to  $10.31040 $  5,239   0.69%    1.00%  to   1.25%   33.12% to   33.46%
December 31, 2008       592    $ 7.65036 to  $ 7.72535 $  4,575   0.25%    1.00%  to   1.25%  -41.18% to  -41.03%
December 31, 2007       800    $13.00621 to  $13.10033 $ 10,478   0.37%    1.00%  to   1.25%   14.32% to   14.61%

                                         PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011       750    $ 9.06539 to  $12.48038 $  7,890   1.32%    0.65%  to   2.75%  -17.25% to  -15.47%
December 31, 2010       897    $10.95545 to  $14.97476 $ 11,237   1.51%    0.65%  to   2.75%   10.88% to   13.27%
December 31, 2009     1,213    $ 9.88082 to  $11.70611 $ 13,530   2.38%    0.65%  to   2.75%   33.38% to   36.26%
December 31, 2008     1,323    $ 7.40821 to  $ 8.59118 $ 10,961   1.60%    0.65%  to   2.75%  -51.67% to  -50.62%
December 31, 2007     3,043    $15.32754 to  $17.39805 $ 51,415   0.73%    0.65%  to   2.75%   16.24% to   18.76%

                                                 NVIT DEVELOPING MARKETS FUND
                   -------------------------------------------------------------------------------------------
December 31, 2011     4,090    $12.02783 to  $27.44307 $ 75,241   0.27%    0.65%  to   3.05%  -24.77% to  -22.91%
December 31, 2010     6,636    $15.93875 to  $35.68795 $163,952   0.00%    0.65%  to   3.05%   12.60% to   15.39%
December 31, 2009     8,668    $14.11121 to  $31.00701 $189,579   1.12%    0.65%  to   3.05%   42.41% to   61.17%
December 31, 2008     6,642    $ 8.94425 to  $19.28675 $ 86,010   0.64%    0.65%  to   2.75%  -59.02% to  -58.13%
December 31, 2007    14,104    $21.82742 to  $46.18441 $478,758   0.45%    0.65%  to   2.75%   39.55% to   42.57%

                                                  THE DOW DART 10 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011       589    $ 9.62777 to  $16.05136 $  6,772   0.00%    0.65%  to   3.05%    4.44% to    7.02%
December 31, 2010       627    $ 9.02819 to  $15.21278 $  6,798   0.00%    0.65%  to   3.05%   13.19% to   15.99%
December 31, 2009       591    $ 7.81132 to  $13.30332 $  5,447   0.00%    0.65%  to   2.65%   10.93% to   31.20%
December 31, 2008       857    $ 6.92452 to  $10.27256 $  7,084   0.00%    0.65%  to   2.50%  -30.30% to  -28.97%
December 31, 2007     1,361    $ 9.78319 to  $14.55047 $ 16,177   0.00%    0.65%  to   2.50%   -1.87% to    0.00%

                                      A81

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                           FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,183    $ 3.34499 to  $13.54166 $  7,011   0.00%    0.65%  to   3.05%  -13.62% to  -11.49%
December 31, 2010     1,563    $ 3.80786 to  $15.50170 $ 10,721   0.00%    0.65%  to   3.05%   15.37% to   18.22%
December 31, 2009     1,949    $ 3.24555 to  $13.27740 $ 11,197   0.00%    0.65%  to   2.65%   25.38% to   31.50%
December 31, 2008     1,208    $ 2.55578 to  $ 8.80712 $  4,702   0.00%    0.65%  to   2.60%  -45.29% to  -40.07%
December 31, 2007     1,492    $ 4.61460 to  $15.33676 $ 12,698   0.00%    0.65%  to   1.90%    3.68% to    5.01%

                                             GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,600    $11.79985 to  $20.81269 $ 24,606   0.00%    0.65%  to   3.05%  -10.31% to   -8.09%
December 31, 2010     2,173    $13.11568 to  $22.78277 $ 36,491   0.00%    0.65%  to   3.05%    6.38% to    9.01%
December 31, 2009     3,011    $12.29106 to  $21.02664 $ 46,874   0.00%    0.65%  to   3.05%   37.18% to   44.07%
December 31, 2008     3,199    $ 9.01244 to  $15.09443 $ 36,070   0.00%    0.65%  to   2.60%  -44.27% to  -43.15%
December 31, 2007     8,705    $16.10195 to  $26.71430 $173,717   0.00%    0.65%  to   2.75%   10.21% to   12.60%

                                                  NASDAQ TARGET 15 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011       454    $ 8.30147 to  $11.92625 $  4,401   0.00%    0.65%  to   1.90%   -0.63% to    0.64%
December 31, 2010       787    $ 8.27796 to  $11.92252 $  7,702   0.00%    0.65%  to   1.90%   27.91% to   29.53%
December 31, 2009       384    $ 6.41311 to  $ 9.26007 $  2,820   0.00%    0.65%  to   1.90%   14.72% to   16.18%
December 31, 2008       501    $ 5.53942 to  $ 8.01883 $  3,179   0.00%    0.65%  to   1.90%  -51.83% to  -39.68%
December 31, 2007       857    $11.39370 to  $16.53539 $ 11,317   0.00%    0.65%  to   1.90%   19.41% to   20.94%

                                                   S&P TARGET 24 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011       818    $ 9.07967 to  $14.92824 $  9,185   0.00%    0.65%  to   3.05%    5.26% to    7.86%
December 31, 2010       915    $ 8.44778 to  $14.03783 $  9,500   0.00%    0.65%  to   3.05%   15.66% to   18.52%
December 31, 2009     1,053    $ 7.15298 to  $11.47241 $  9,289   0.00%    0.65%  to   2.65%   10.76% to   13.03%
December 31, 2008       992    $ 6.35065 to  $10.21125 $  7,753   0.00%    0.65%  to   2.50%  -29.73% to  -28.39%
December 31, 2007     1,425    $ 8.89991 to  $14.34653 $ 15,798   0.00%    0.65%  to   2.50%    1.58% to    3.52%

                                                 TARGET MANAGED VIP PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,087    $ 7.93929 to  $13.68221 $ 20,024   0.00%    0.65%  to   2.65%   -4.28% to   -2.32%
December 31, 2010     2,783    $ 8.29426 to  $14.26469 $ 27,842   0.00%    0.65%  to   2.65%   15.97% to   18.35%
December 31, 2009     3,631    $ 7.15187 to  $11.21855 $ 31,168   0.00%    0.65%  to   2.65%   10.00% to   12.26%
December 31, 2008     4,209    $ 6.45063 to  $10.05410 $ 32,278   0.00%    0.65%  to   2.60%  -46.26% to  -45.18%
December 31, 2007    12,029    $11.80803 to  $18.45100 $174,193   0.00%    0.65%  to   2.75%    6.44% to    8.76%

                                                VALUE LINE TARGET 25 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,096    $ 2.48441 to  $10.52697 $  7,138   0.00%    0.65%  to   1.90%  -26.09% to  -25.15%
December 31, 2010     1,411    $ 3.33115 to  $14.15035 $ 12,605   0.00%    0.65%  to   1.90%   27.94% to   29.57%
December 31, 2009     1,701    $ 2.57984 to  $10.98699 $ 11,227   0.00%    0.65%  to   1.90%    5.08% to    6.42%
December 31, 2008     2,423    $ 2.43273 to  $10.38685 $ 15,210   0.00%    0.65%  to   1.90%  -55.68% to  -54.06%
December 31, 2007     3,219    $ 5.43929 to  $23.28349 $ 44,021   0.00%    0.65%  to   1.90%   15.94% to   17.43%

                                              THE DOW TARGET DIVIDEND PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,454    $ 8.20205 to  $16.25963 $ 21,739   0.00%    0.65%  to   2.75%    3.10% to    5.32%
December 31, 2010     2,628    $ 7.95543 to  $15.65834 $ 22,288   0.00%    0.65%  to   2.75%   13.30% to   15.74%
December 31, 2009     3,040    $ 7.02157 to  $13.72167 $ 22,552   0.00%    0.65%  to   2.75%   10.98% to   36.51%
December 31, 2008     3,087    $ 6.36274 to  $ 6.84383 $ 20,380   0.00%    0.65%  to   2.60%  -42.10% to  -40.93%
December 31, 2007     7,365    $10.94328 to  $11.58623 $ 82,923   0.00%    0.65%  to   2.75%   -1.68% to    0.45%

                                                      PROFUND VP ASIA 30
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,209    $11.06023 to  $23.16046 $ 21,250   0.04%    0.65%  to   2.50%  -28.82% to  -27.47%
December 31, 2010     2,413    $15.53043 to  $32.01290 $ 59,466   0.09%    0.65%  to   2.50%   11.06% to   13.17%
December 31, 2009     3,728    $13.97643 to  $28.35977 $ 82,212   1.00%    0.65%  to   2.50%   36.98% to   53.20%
December 31, 2008     2,982    $11.04280 to  $18.55842 $ 42,945   0.64%    0.65%  to   2.50%  -52.06% to  -51.14%
December 31, 2007     7,319    $21.64038 to  $38.08052 $229,468   0.07%    0.65%  to   2.75%   43.66% to   46.78%

                                                       PROFUND VP BANKS
                   -------------------------------------------------------------------------------------------
December 31, 2011       618    $ 2.89775 to  $ 4.57248 $  2,310   0.00%    0.65%  to   2.75%  -28.76% to  -27.23%
December 31, 2010     1,298    $ 4.06786 to  $13.18903 $  6,663   0.08%    0.65%  to   2.75%    5.36% to    7.63%
December 31, 2009     1,443    $ 3.86107 to  $ 5.86719 $  6,976   4.31%    0.65%  to   2.75%   -6.68% to   -4.86%
December 31, 2008     3,538    $ 4.64022 to  $ 6.18259 $ 17,950   1.62%    0.65%  to   2.50%  -48.25% to  -47.26%
December 31, 2007       978    $ 8.96638 to  $11.75272 $  9,868   3.33%    0.65%  to   2.50%  -29.10% to  -27.75%

                                      A82

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                       PROFUND VP BEAR
                   -------------------------------------------------------------------------------------------
December 31, 2011     3,843    $ 3.81882 to  $ 6.17289 $ 18,224   0.00%    0.65%  to   3.05%  -11.66% to   -9.48%
December 31, 2010     3,981    $ 4.29396 to  $ 6.81914 $ 21,390   0.00%    0.65%  to   3.05%  -20.31% to  -18.33%
December 31, 2009     5,157    $ 5.35220 to  $ 8.34973 $ 33,717   0.20%    0.65%  to   3.05%  -29.85% to  -26.27%
December 31, 2008     5,261    $ 7.60268 to  $11.65146 $ 48,699   2.01%    0.65%  to   2.50%   36.43% to   39.01%
December 31, 2007     4,417    $ 5.56702 to  $ 8.38154 $ 29,521   4.17%    0.65%  to   2.50%   -1.93% to   -0.06%

                                                   PROFUND VP BIOTECHNOLOGY
                   -------------------------------------------------------------------------------------------
December 31, 2011       444    $ 9.31427 to  $17.02324 $  4,770   0.00%    0.65%  to   1.90%    4.54% to    5.87%
December 31, 2010       570    $ 8.86479 to  $16.28406 $  5,905   0.00%    0.65%  to   1.90%    3.10% to    4.42%
December 31, 2009       790    $ 8.55424 to  $15.79374 $  7,870   0.00%    0.65%  to   1.90%    1.75% to    3.04%
December 31, 2008     2,205    $ 8.36476 to  $16.51663 $ 22,229   0.00%    0.65%  to   1.90%   -0.09% to    1.18%
December 31, 2007     1,763    $ 8.32997 to  $16.36489 $ 16,586   0.00%    0.65%  to   1.90%   -3.04% to   -1.80%

                                                  PROFUND VP BASIC MATERIALS
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,157    $10.40033 to  $18.35708 $ 17,075   0.16%    0.65%  to   3.05%  -18.71% to  -16.70%
December 31, 2010     3,099    $12.75409 to  $22.09170 $ 55,254   0.62%    0.65%  to   3.05%   25.74% to   28.85%
December 31, 2009     3,954    $10.11167 to  $17.18817 $ 55,224   0.58%    0.65%  to   3.05%   39.88% to   61.32%
December 31, 2008     2,384    $ 8.33841 to  $10.68164 $ 20,621   0.25%    0.65%  to   2.50%  -52.64% to  -51.74%
December 31, 2007     6,010    $13.55624 to  $22.18935 $111,824   0.42%    0.65%  to   2.75%   27.10% to   29.86%

                                                     PROFUND VP ULTRABULL
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,787    $ 5.18608 to  $11.10132 $ 10,990   0.00%    0.65%  to   1.90%   -6.64% to   -5.45%
December 31, 2010     1,807    $ 5.52642 to  $11.77032 $ 12,190   0.00%    0.65%  to   1.90%   19.85% to   21.37%
December 31, 2009     3,112    $ 4.58789 to  $ 9.72215 $ 17,397   1.08%    0.65%  to   1.90%   41.89% to   43.70%
December 31, 2008    11,726    $ 3.21703 to  $ 6.78269 $ 48,791   1.50%    0.65%  to   1.90%  -68.02% to  -67.61%
December 31, 2007     4,135    $10.00785 to  $20.99317 $ 49,950   0.53%    0.65%  to   1.90%   -1.07% to    0.20%

                                                       PROFUND VP BULL
                   -------------------------------------------------------------------------------------------
December 31, 2011     6,004    $ 8.80949 to  $13.68730 $ 61,306   0.00%    0.65%  to   3.05%   -3.04% to   -0.65%
December 31, 2010     5,435    $ 9.05801 to  $13.97310 $ 57,453   0.15%    0.65%  to   3.05%    9.15% to   11.85%
December 31, 2009     7,235    $ 8.27336 to  $12.67160 $ 69,109   0.80%    0.65%  to   2.75%   20.93% to   26.04%
December 31, 2008     6,812    $ 7.42681 to  $ 9.52283 $ 52,900   0.00%    0.65%  to   2.50%  -39.23% to  -38.07%
December 31, 2007    10,229    $12.11519 to  $15.41660 $128,911   0.50%    0.65%  to   2.50%    0.95% to    2.87%

                                                 PROFUND VP CONSUMER SERVICES
                   -------------------------------------------------------------------------------------------
December 31, 2011       823    $ 9.58355 to  $15.12328 $  8,369   0.00%    0.65%  to   3.05%    2.29% to    4.81%
December 31, 2010     1,604    $ 9.23618 to  $14.63446 $ 15,546   0.00%    0.65%  to   3.05%   17.69% to   20.60%
December 31, 2009       670    $ 7.73635 to  $12.30799 $  5,596   0.00%    0.65%  to   2.75%   23.34% to   29.95%
December 31, 2008       817    $ 6.01368 to  $ 8.15142 $  5,052   0.00%    0.65%  to   2.50%  -33.10% to  -31.83%
December 31, 2007       240    $ 8.91144 to  $11.98752 $  2,447   0.00%    0.65%  to   2.50%  -10.55% to   -8.85%

                                             PROFUND VP CONSUMER GOODS PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,243    $11.17801 to  $15.96959 $ 16,036   1.05%    0.65%  to   3.05%    3.69% to    6.25%
December 31, 2010     1,382    $10.74702 to  $15.06781 $ 17,148   0.91%    0.65%  to   3.05%   13.78% to   16.60%
December 31, 2009     1,551    $ 9.41587 to  $12.95546 $ 16,511   0.81%    0.65%  to   2.75%   18.22% to   25.35%
December 31, 2008     1,000    $ 8.57802 to  $10.75388 $  8,804   1.14%    0.65%  to   2.50%  -28.55% to  -27.19%
December 31, 2007     2,349    $11.90105 to  $14.80676 $ 30,124   0.81%    0.65%  to   2.50%    4.89% to    6.89%

                                                     PROFUND VP OIL & GAS
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,056    $12.97271 to  $27.17321 $ 43,737   0.17%    0.65%  to   3.05%   -0.87% to    1.58%
December 31, 2010     3,005    $13.04571 to  $26.81707 $ 64,390   0.44%    0.65%  to   3.05%   14.17% to   17.00%
December 31, 2009     3,395    $11.39110 to  $22.97908 $ 62,591   0.00%    0.65%  to   3.05%   12.32% to   15.91%
December 31, 2008     3,492    $14.44920 to  $20.07614 $ 55,622   0.00%    0.65%  to   2.50%  -38.53% to  -37.36%
December 31, 2007     7,071    $16.54018 to  $32.13077 $188,298   0.00%    0.65%  to   2.75%   28.81% to   31.61%

                                                     PROFUND VP EUROPE 30
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,176    $ 7.29348 to  $14.31060 $ 11,042   1.12%    0.65%  to   2.75%  -11.39% to   -9.48%
December 31, 2010     3,144    $ 8.10586 to  $15.84851 $ 34,024   1.87%    0.65%  to   2.75%   -0.19% to    1.97%
December 31, 2009     4,394    $ 7.99780 to  $15.58204 $ 46,899   3.41%    0.65%  to   2.75%   28.65% to   34.35%
December 31, 2008     2,290    $ 6.12200 to  $11.88516 $ 18,076   1.83%    0.65%  to   2.50%  -45.41% to  -44.37%
December 31, 2007     5,888    $11.07157 to  $21.41832 $ 92,832   1.86%    0.65%  to   2.50%   11.70% to   13.83%

                                      A83

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                    PROFUND VP FINANCIALS
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,806    $ 4.60421 to  $12.13849 $ 10,764    0.00%   0.65%  to   3.05%  -16.46% to  -14.39%
December 31, 2010     2,567    $ 5.49417 to  $14.23623 $ 18,134    0.30%   0.65%  to   3.05%    7.55% to   10.21%
December 31, 2009     2,798    $ 5.11801 to  $12.96974 $ 17,959    2.16%   0.65%  to   3.05%   11.96% to   31.98%
December 31, 2008     3,061    $ 4.93780 to  $ 6.48378 $ 16,869    1.36%   0.65%  to   2.50%  -51.78% to  -50.86%
December 31, 2007     1,779    $10.12613 to  $13.22887 $ 20,400    0.97%   0.65%  to   2.50%  -21.15% to  -19.64%

                                               PROFUND VP U.S. GOVERNMENT PLUS
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,260    $13.14239 to  $21.13300 $ 42,390    0.14%   0.65%  to   3.05%   39.16% to   42.58%
December 31, 2010     2,138    $ 9.44439 to  $14.82157 $ 28,659    0.42%   0.65%  to   3.05%    6.75% to    9.39%
December 31, 2009     2,832    $ 8.84748 to  $13.54962 $ 35,006    0.05%   0.65%  to   3.05%  -34.47% to   -9.91%
December 31, 2008     5,491    $15.35403 to  $20.24014 $102,443    1.74%   0.65%  to   2.65%   45.77% to   48.76%
December 31, 2007     7,087    $10.53295 to  $13.60595 $ 87,800    3.52%   0.65%  to   2.65%    7.19% to    9.40%

                                                    PROFUND VP HEALTH CARE
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,723    $ 9.20016 to  $14.27648 $ 17,794    0.26%   0.65%  to   2.75%    7.09% to    9.40%
December 31, 2010     1,736    $ 8.47370 to  $13.10274 $ 16,609    0.39%   0.65%  to   2.75%    0.02% to    2.18%
December 31, 2009     2,394    $ 8.35640 to  $12.78830 $ 22,452    0.50%   0.65%  to   2.75%   16.27% to   28.18%
December 31, 2008     2,730    $ 7.08869 to  $ 9.84534 $ 21,152    0.45%   0.65%  to   2.50%  -26.19% to  -24.79%
December 31, 2007     5,321    $ 9.49653 to  $13.12280 $ 57,795    0.00%   0.65%  to   2.50%    3.90% to    5.88%

                                                  ACCESS VP HIGH YIELD FUND
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,808    $14.43990 to  $15.71178 $ 41,868    0.73%   0.65%  to   1.90%    0.80% to    2.08%
December 31, 2010     1,291    $14.32566 to  $15.39199 $ 18,992   14.74%   0.65%  to   1.90%   14.16% to   15.62%
December 31, 2009     1,388    $12.54825 to  $13.31281 $ 17,790    9.63%   0.65%  to   1.90%   14.69% to   16.15%
December 31, 2008     1,961    $10.94080 to  $11.46149 $ 21,798    6.62%   0.65%  to   1.90%   -6.46% to   -5.26%
December 31, 2007     2,274    $11.58477 to  $12.09846 $ 26,924    7.03%   0.65%  to   2.25%    2.81% to    4.50%

                                                    PROFUND VP INDUSTRIALS
                   -------------------------------------------------------------------------------------------
December 31, 2011       752    $ 9.55071 to  $15.70088 $  9,130    0.37%   0.65%  to   2.75%   -4.48% to   -2.42%
December 31, 2010     1,255    $ 9.99885 to  $16.13119 $ 15,943    0.31%   0.65%  to   2.75%   20.35% to   22.94%
December 31, 2009     1,348    $ 8.30824 to  $13.15379 $ 14,190    0.76%   0.65%  to   2.75%   20.69% to   27.28%
December 31, 2008     1,045    $ 7.93126 to  $10.69572 $  8,678    0.05%   0.65%  to   2.50%  -41.98% to  -40.87%
December 31, 2007     1,594    $13.55087 to  $18.13551 $ 23,481    0.00%   0.65%  to   2.50%    8.92% to   10.99%

                                                     PROFUND VP INTERNET
                   -------------------------------------------------------------------------------------------
December 31, 2011       176    $23.52770 to  $28.10825 $  4,213    0.00%   0.65%  to   1.90%   -8.68% to   -7.51%
December 31, 2010       651    $25.69739 to  $30.46840 $ 16,904    0.00%   0.65%  to   1.90%   32.71% to   34.40%
December 31, 2009       745    $19.31472 to  $22.72756 $ 14,521    0.00%   0.65%  to   1.90%   73.91% to   76.13%
December 31, 2008       208    $11.07782 to  $12.93669 $  2,322    0.00%   0.65%  to   1.90%  -45.88% to  -45.19%
December 31, 2007       647    $20.41623 to  $23.66106 $ 13,299    0.62%   0.65%  to   1.90%    8.08% to    9.47%

                                                       PROFUND VP JAPAN
                   -------------------------------------------------------------------------------------------
December 31, 2011       753    $ 5.62108 to  $ 9.03462 $  4,800    0.00%   0.65%  to   2.75%  -20.78% to  -19.07%
December 31, 2010     1,286    $ 7.09529 to  $11.19134 $ 10,269    0.00%   0.65%  to   2.75%   -9.10% to   -7.14%
December 31, 2009     1,569    $ 7.80589 to  $12.08246 $ 13,550    0.62%   0.65%  to   2.75%    7.29% to   11.24%
December 31, 2008     1,374    $ 7.47329 to  $11.05065 $ 10,845   12.46%   0.65%  to   2.50%  -42.33% to  -41.23%
December 31, 2007     1,734    $12.84546 to  $18.85032 $ 24,755    4.66%   0.65%  to   2.50%  -12.26% to  -10.58%

                                                  PROFUND VP PRECIOUS METALS
                   -------------------------------------------------------------------------------------------
December 31, 2011     4,194    $13.45111 to  $21.85992 $ 75,281    0.00%   0.65%  to   2.75%  -21.43% to  -19.74%
December 31, 2010     6,200    $17.12050 to  $27.30455 $140,602    0.00%   0.65%  to   2.75%   29.28% to   32.07%
December 31, 2009     6,318    $13.24324 to  $20.72703 $109,841    0.89%   0.65%  to   2.75%   31.60% to   36.71%
December 31, 2008     6,241    $10.53746 to  $15.45524 $ 81,177    2.85%   0.65%  to   2.50%  -32.49% to  -31.21%
December 31, 2007     8,057    $14.94561 to  $22.52410 $155,610    3.56%   0.65%  to   2.75%   19.07% to   21.66%

                                                  PROFUND VP MID-CAP GROWTH
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,360    $11.18060 to  $17.55915 $ 31,800    0.00%   0.65%  to   3.05%   -5.85% to   -3.52%
December 31, 2010     4,928    $11.83875 to  $18.24645 $ 69,920    0.00%   0.65%  to   3.05%   24.50% to   27.58%
December 31, 2009     3,961    $ 9.47940 to  $14.33773 $ 43,819    0.00%   0.65%  to   3.05%   25.88% to   37.42%
December 31, 2008     2,369    $ 7.04708 to  $10.45994 $ 19,189    0.00%   0.65%  to   2.75%  -40.50% to  -39.21%
December 31, 2007     4,690    $11.84301 to  $17.24942 $ 64,542    0.00%   0.65%  to   2.75%    8.66% to   11.01%

                                      A84

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                                  PROFUND VP MID-CAP VALUE
                   ------------------------------------------------------------------------------------------
December 31, 2011     1,920    $ 9.82848 to  $17.40933 $25,104   0.17%    0.65%  to   2.75%   -6.56% to   -4.55%
December 31, 2010     2,069    $10.51873 to  $18.28464 $28,287   0.59%    0.65%  to   2.75%   17.14% to   19.67%
December 31, 2009     2,944    $ 8.97953 to  $15.31796 $33,809   1.28%    0.65%  to   2.75%   27.27% to   30.02%
December 31, 2008     2,052    $ 8.58307 to  $11.81078 $18,308   0.00%    0.65%  to   2.50%  -37.89% to  -36.71%
December 31, 2007     4,473    $13.70000 to  $18.70876 $65,127   0.40%    0.65%  to   2.50%   -1.57% to    0.31%

                                                 PROFUND VP PHARMACEUTICALS
                   ------------------------------------------------------------------------------------------
December 31, 2011     1,404    $ 8.56033 to  $14.65825 $12,351   1.40%    0.65%  to   2.65%   13.06% to   15.38%
December 31, 2010       650    $ 7.49464 to  $12.88568 $ 5,086   4.35%    0.65%  to   2.75%   -2.28% to   -0.18%
December 31, 2009     1,422    $ 7.58424 to  $ 9.17992 $11,294   1.32%    0.65%  to   2.65%   13.80% to   16.14%
December 31, 2008     1,292    $ 6.59683 to  $ 7.92536 $ 8,813   1.89%    0.65%  to   2.50%  -21.52% to  -20.03%
December 31, 2007     1,426    $ 8.33325 to  $10.00645 $12,439   1.10%    0.65%  to   2.50%   -0.25% to    1.65%

                                                   PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------------
December 31, 2011       759    $ 9.89831 to  $19.19485 $12,605   0.00%    0.65%  to   3.05%    1.56% to    4.07%
December 31, 2010     1,045    $ 9.71615 to  $18.44425 $16,643   3.52%    0.65%  to   3.05%   20.89% to   23.88%
December 31, 2009     1,325    $ 8.01222 to  $14.88884 $17,219   3.84%    0.65%  to   2.75%   24.38% to   45.92%
December 31, 2008     1,212    $ 7.85776 to  $11.71721 $12,620   0.00%    0.65%  to   2.50%  -42.73% to  -41.64%
December 31, 2007     1,572    $13.72045 to  $20.07626 $28,411   0.91%    0.65%  to   2.50%  -21.63% to  -20.14%

                                             PROFUND VP RISING RATES OPPORTUNITY
                   ------------------------------------------------------------------------------------------
December 31, 2011     4,829    $ 2.44059 to  $ 5.15157 $12,551   0.00%    0.65%  to   3.05%  -39.41% to  -37.91%
December 31, 2010     8,233    $ 3.97042 to  $ 8.41509 $34,707   0.00%    0.65%  to   3.05%  -18.59% to  -16.57%
December 31, 2009     6,287    $ 4.80759 to  $10.23100 $32,417   0.57%    0.65%  to   3.05%    0.53% to   31.33%
December 31, 2008     4,730    $ 3.69802 to  $ 4.68636 $18,310   5.99%    0.65%  to   2.50%  -39.53% to  -38.38%
December 31, 2007     5,407    $ 6.06214 to  $ 7.67436 $35,126   4.72%    0.65%  to   2.50%   -7.58% to   -5.82%

                                                    PROFUND VP NASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2011     2,758    $ 6.38058 to  $17.93351 $25,610   0.00%    0.65%  to   2.50%   -1.08% to    0.80%
December 31, 2010     4,005    $ 6.37824 to  $17.83649 $38,551   0.00%    0.65%  to   2.50%   15.29% to   17.48%
December 31, 2009     5,151    $ 5.47064 to  $15.22145 $41,559   0.00%    0.65%  to   2.50%   30.08% to   51.02%
December 31, 2008     3,874    $ 3.64996 to  $10.10445 $19,350   0.00%    0.65%  to   2.50%  -43.92% to  -42.86%
December 31, 2007     8,873    $ 6.43605 to  $17.72715 $94,213   0.00%    0.65%  to   2.50%   14.67% to   16.86%

                                                  PROFUND VP SEMICONDUCTOR
                   ------------------------------------------------------------------------------------------
December 31, 2011       246    $ 6.11890 to  $10.41920 $ 1,531   0.08%    0.65%  to   1.90%   -5.72% to   -4.52%
December 31, 2010       387    $ 6.47385 to  $11.00687 $ 2,546   1.12%    0.65%  to   1.90%   10.27% to   11.67%
December 31, 2009     1,313    $ 5.85592 to  $ 9.94113 $ 7,787   0.00%    0.65%  to   1.90%   60.87% to   62.92%
December 31, 2008       330    $ 3.63084 to  $ 6.15450 $ 1,209   0.00%    0.65%  to   1.90%  -50.75% to  -50.12%
December 31, 2007       707    $ 7.35362 to  $12.83893 $ 5,296   0.00%    0.65%  to   1.90%    5.03% to    6.38%

                                                 PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------------
December 31, 2011     2,476    $10.64374 to  $18.95717 $35,338   0.00%    0.65%  to   3.05%   -1.80% to    0.62%
December 31, 2010     3,712    $10.80573 to  $18.88706 $54,220   0.00%    0.65%  to   3.05%   21.89% to   24.91%
December 31, 2009     3,213    $ 8.83752 to  $15.15895 $37,533   0.00%    0.65%  to   2.75%   22.70% to   25.73%
December 31, 2008     2,498    $ 7.20263 to  $12.12382 $23,413   0.00%    0.65%  to   2.75%  -35.85% to  -34.46%
December 31, 2007     2,403    $11.22750 to  $18.54517 $36,925   0.00%    0.65%  to   2.75%    1.18% to    3.38%

                                                  PROFUND VP SHORT MID-CAP
                   ------------------------------------------------------------------------------------------
December 31, 2011       601    $ 4.16456 to  $ 4.55713 $ 2,614   0.00%    0.65%  to   1.90%   -9.97% to   -8.82%
December 31, 2010       374    $ 4.62566 to  $ 4.99814 $ 1,769   0.00%    0.65%  to   1.90%  -27.25% to  -26.33%
December 31, 2009       519    $ 6.35873 to  $ 6.78413 $ 3,363   0.24%    0.65%  to   1.90%  -36.62% to  -35.81%
December 31, 2008       332    $10.03297 to  $10.56935 $ 3,403   2.18%    0.65%  to   1.90%   29.33% to   30.97%
December 31, 2007       183    $ 7.75791 to  $ 8.06997 $ 1,437   5.33%    0.65%  to   1.90%   -4.71% to   -3.49%

                                                 PROFUND VP SHORT NASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2011     2,783    $ 2.54776 to  $ 4.80778 $ 8,013   0.00%    0.65%  to   2.50%  -12.71% to  -11.06%
December 31, 2010     2,019    $ 2.91573 to  $ 5.48258 $ 6,671   0.00%    0.65%  to   2.50%  -23.16% to  -21.70%
December 31, 2009     2,233    $ 3.79052 to  $ 7.10204 $ 9,506   0.56%    0.65%  to   2.50%  -42.15% to  -28.89%
December 31, 2008     1,617    $ 6.54522 to  $10.15367 $11,639   3.95%    0.65%  to   2.50%   44.46% to   47.20%
December 31, 2007     2,314    $ 4.52611 to  $ 6.96446 $11,446   6.82%    0.65%  to   2.50%  -13.78% to  -12.13%

                                      A85

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                  PROFUND VP SHORT SMALL-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2011       986    $ 4.04658 to  $ 4.42795 $  4,131   0.00%    0.65%  to   1.90%  -10.81% to   -9.68%
December 31, 2010       841    $ 4.53713 to  $ 4.90256 $  3,928   0.00%    0.65%  to   1.90%  -30.30% to  -29.41%
December 31, 2009     1,098    $ 6.50915 to  $ 6.94472 $  7,385   0.21%    0.65%  to   1.90%  -33.66% to  -32.81%
December 31, 2008       495    $ 9.81160 to  $10.33629 $  4,953   5.17%    0.65%  to   1.90%   21.73% to   23.27%
December 31, 2007     1,563    $ 8.06040 to  $ 8.38481 $ 12,742   3.07%    0.65%  to   1.90%    2.54% to    3.85%

                                                  PROFUND VP SMALL-CAP VALUE
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,619    $ 9.29122 to  $16.77683 $ 18,881   0.00%    0.65%  to   3.05%   -7.02% to   -4.73%
December 31, 2010     1,787    $ 9.96215 to  $17.65318 $ 22,663   0.19%    0.65%  to   3.05%   18.38% to   21.31%
December 31, 2009     1,491    $ 8.38937 to  $14.58909 $ 15,703   0.43%    0.65%  to   3.05%   17.09% to   24.57%
December 31, 2008     1,883    $ 7.16486 to  $12.22696 $ 16,517   0.00%    0.65%  to   2.75%  -32.59% to  -31.13%
December 31, 2007     2,208    $10.62939 to  $17.79955 $ 30,154   0.00%    0.65%  to   2.75%   -9.79% to   -7.83%

                                                    PROFUND VP TECHNOLOGY
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,409    $ 5.43417 to  $14.47563 $ 10,484   0.00%    0.65%  to   1.90%   -3.24% to   -2.01%
December 31, 2010     1,440    $ 5.58758 to  $14.89923 $ 10,700   0.00%    0.65%  to   1.90%    8.63% to   10.01%
December 31, 2009     2,843    $ 5.11764 to  $13.66005 $ 19,609   0.00%    0.65%  to   1.90%   58.36% to   60.38%
December 31, 2008       994    $ 3.21528 to  $ 8.59101 $  3,966   0.00%    0.65%  to   1.90%  -45.41% to  -44.72%
December 31, 2007     3,423    $ 5.86031 to  $16.16945 $ 27,215   0.00%    0.65%  to   1.90%   12.23% to   13.66%

                                                PROFUND VP TELECOMMUNICATIONS
                   -------------------------------------------------------------------------------------------
December 31, 2011       897    $ 5.11203 to  $12.72244 $  7,237   3.20%    0.65%  to   3.05%   -1.23% to    1.21%
December 31, 2010     1,767    $ 5.08947 to  $12.69183 $ 14,077   3.29%    0.65%  to   3.05%   12.16% to   14.93%
December 31, 2009     1,333    $ 4.46180 to  $11.14929 $  9,185   5.28%    0.65%  to   3.05%    4.37% to    9.32%
December 31, 2008     2,329    $ 4.21647 to  $10.55780 $ 13,153   5.78%    0.65%  to   2.50%  -36.06% to  -34.85%
December 31, 2007     3,378    $ 6.52098 to  $16.36117 $ 35,538   0.73%    0.65%  to   2.75%    5.40% to    7.69%

                                                   PROFUND VP ULTRAMID-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,282    $10.28371 to  $19.88226 $ 14,754   0.00%    0.65%  to   2.50%  -15.81% to  -14.21%
December 31, 2010     2,834    $12.10861 to  $23.50605 $ 38,606   0.00%    0.65%  to   2.50%   45.94% to   48.70%
December 31, 2009     3,144    $ 8.22543 to  $16.03277 $ 29,691   0.07%    0.65%  to   2.50%   60.90% to   64.71%
December 31, 2008     4,156    $ 5.04475 to  $ 9.13338 $ 22,755   1.09%    0.65%  to   2.50%  -68.29% to  -67.69%
December 31, 2007     3,252    $15.77244 to  $28.33786 $ 64,812   0.27%    0.65%  to   2.50%    3.30% to    5.28%

                                                  PROFUND VP ULTRANASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2011    13,474    $ 0.82312 to  $19.23735 $ 26,978   0.00%    0.65%  to   1.90%   -3.07% to   -1.83%
December 31, 2010    17,474    $ 0.84364 to  $19.64633 $ 29,713   0.00%    0.65%  to   1.90%   32.65% to   34.34%
December 31, 2009    22,194    $ 0.63185 to  $14.66108 $ 28,050   0.00%    0.65%  to   1.90%  115.18% to  117.93%
December 31, 2008    26,435    $ 0.29163 to  $ 6.74463 $ 18,670   0.00%    0.65%  to   1.90%  -73.27% to  -72.92%
December 31, 2007    39,702    $ 1.08370 to  $24.97224 $ 94,290   0.00%    0.65%  to   1.90%   26.03% to   27.64%

                                                  PROFUND VP ULTRASMALL-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,128    $ 6.79487 to  $14.93733 $  8,671   0.00%    0.65%  to   1.90%  -20.37% to  -19.36%
December 31, 2010     1,784    $ 8.49027 to  $18.57003 $ 17,476   0.00%    0.65%  to   1.90%   45.62% to   47.48%
December 31, 2009     1,693    $ 5.80079 to  $12.62369 $ 11,107   0.13%    0.65%  to   1.90%   37.51% to   39.27%
December 31, 2008     3,980    $ 4.19697 to  $ 9.08724 $ 19,692   1.40%    0.65%  to   1.90%  -66.83% to  -66.41%
December 31, 2007     1,630    $12.58880 to  $27.11850 $ 22,492   1.00%    0.65%  to   1.90%  -14.84% to  -13.75%

                                                     PROFUND VP UTILITIES
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,537    $11.75730 to  $21.46105 $ 36,724   2.34%    0.65%  to   3.05%   13.93% to   16.75%
December 31, 2010     2,039    $10.14721 to  $18.42886 $ 25,613   2.48%    0.65%  to   3.05%    2.72% to    5.26%
December 31, 2009     2,236    $ 9.71332 to  $17.55192 $ 26,844   4.33%    0.65%  to   3.05%    7.69% to   19.76%
December 31, 2008     3,027    $ 8.89627 to  $15.99426 $ 32,251   1.91%    0.65%  to   2.50%  -32.43% to  -31.15%
December 31, 2007    10,701    $13.01933 to  $23.28866 $183,429   1.08%    0.65%  to   2.75%   12.60% to   15.04%

                                                 PROFUND VP LARGE-CAP GROWTH
                   -------------------------------------------------------------------------------------------
December 31, 2011     2,571    $ 9.64061 to  $14.55084 $ 27,419   0.00%    0.65%  to   2.75%    0.30% to    2.46%
December 31, 2010     3,155    $ 9.61183 to  $14.25876 $ 33,212   0.07%    0.65%  to   2.75%   10.07% to   12.45%
December 31, 2009     4,505    $ 8.73218 to  $12.73159 $ 42,362   0.00%    0.65%  to   2.75%   25.25% to   28.89%
December 31, 2008     3,080    $ 7.11080 to  $ 7.68284 $ 22,796   0.00%    0.65%  to   2.50%  -37.13% to  -35.94%
December 31, 2007     6,418    $11.31071 to  $11.99261 $ 74,681   0.00%    0.65%  to   2.50%    4.27% to    6.26%

                                      A86

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                                 PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------------
December 31, 2011     2,107    $ 8.14400 to  $13.95444 $19,187   0.82%    0.65%  to   3.05%   -4.28% to   -1.92%
December 31, 2010     3,322    $ 8.48241 to  $14.28505 $30,816   1.18%    0.65%  to   3.05%    9.45% to   12.16%
December 31, 2009     3,399    $ 7.72597 to  $12.70102 $28,211   2.43%    0.65%  to   3.05%   16.18% to   26.58%
December 31, 2008     4,442    $ 6.82238 to  $ 7.37137 $31,631   2.09%    0.65%  to   2.50%  -41.95% to  -40.85%
December 31, 2007     5,754    $11.48634 to  $12.46217 $69,711   0.50%    0.65%  to   2.75%   -2.62% to   -0.51%

                                                        RYDEX VT NOVA
                   ------------------------------------------------------------------------------------------
December 31, 2011       262    $ 5.23427 to  $12.08380 $ 1,381   0.04%    0.65%  to   1.65%   -2.79% to   -1.81%
December 31, 2010       326    $ 5.37110 to  $12.43119 $ 1,760   0.20%    0.11%  to   1.65%   17.99% to   19.18%
December 31, 2009       418    $ 4.54061 to  $10.53588 $ 1,906   0.92%    0.65%  to   1.65%   33.27% to   34.63%
December 31, 2008       525    $ 3.39843 to  $ 7.90563 $ 1,791   0.33%    0.65%  to   1.65%  -55.23% to  -54.77%
December 31, 2007       670    $ 7.57123 to  $17.65749 $ 5,109   1.17%    0.65%  to   1.65%   -0.55% to    0.47%

                                                     RYDEX VT NASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2011     1,158    $ 5.17914 to  $17.25682 $ 8,764   0.00%    0.65%  to   1.65%    0.49% to    1.51%
December 31, 2010     1,398    $ 5.13325 to  $17.17328 $10,507   0.00%    0.65%  to   1.65%   16.53% to   17.71%
December 31, 2009     1,752    $ 4.38717 to  $14.73705 $11,271   0.00%    0.65%  to   1.65%   49.49% to   51.01%
December 31, 2008     2,078    $ 2.92280 to  $ 9.85794 $ 8,918   0.15%    0.65%  to   1.65%  -42.87% to  -42.29%
December 31, 2007     2,687    $ 5.09569 to  $17.25647 $20,181   0.07%    0.65%  to   1.65%   15.87% to   17.05%

                                              RYDEX VT INVERSE S&P 500 STRATEGY
                   ------------------------------------------------------------------------------------------
December 31, 2011        20    $ 4.22083 to  $ 6.47588 $   121   0.00%    1.00%  to   1.65%  -10.54% to   -9.95%
December 31, 2010        22    $ 4.71817 to  $ 7.19150 $   149   0.00%    1.00%  to   1.65%  -18.33% to  -17.79%
December 31, 2009        24    $ 5.77719 to  $ 8.74769 $   202   0.00%    1.00%  to   1.65%  -28.75% to  -28.27%
December 31, 2008        35    $ 8.10781 to  $12.19613 $   414   0.59%    1.00%  to   1.65%   36.95% to   37.85%
December 31, 2007        56    $ 8.54195 to  $ 8.84708 $   480   4.26%    1.00%  to   1.40%   -0.59% to   -0.18%

                                     INVESCO V.I. DYNAMICS FUND (EXPIRED APRIL 29, 2011)
                   ------------------------------------------------------------------------------------------
December 31, 2011         0    $       0 to  $       0 $     0   0.00%    0.65%  to   3.05%   10.85% to   11.74%
December 31, 2010     2,006    $ 8.52661 to  $18.64783 $24,582   0.00%    0.65%  to   3.05%   20.05% to   23.02%
December 31, 2009     2,469    $ 6.97322 to  $15.19661 $24,433   0.00%    0.65%  to   3.05%   30.15% to   41.52%
December 31, 2008     2,560    $ 4.95742 to  $10.76542 $17,328   0.00%    0.65%  to   2.75%  -49.51% to  -48.42%
December 31, 2007     4,321    $ 9.66892 to  $20.92249 $61,007   0.00%    0.65%  to   2.75%    9.08% to   11.45%

                                INVESCO V.I. FINANCIAL SERVICES FUND (EXPIRED APRIL 29, 2011)
                   ------------------------------------------------------------------------------------------
December 31, 2011         0    $       0 to  $       0 $     0   0.18%    0.65%  to   3.05%    5.00% to    5.84%
December 31, 2010     2,884    $ 4.78106 to  $15.12164 $18,789   0.10%    0.65%  to   3.05%    6.95% to    9.60%
December 31, 2009     3,327    $ 4.45647 to  $13.99437 $20,104   3.70%    0.65%  to   3.05%   23.92% to   39.95%
December 31, 2008     2,370    $ 3.61742 to  $ 5.65022 $11,756   2.27%    0.65%  to   2.60%  -60.50% to  -59.71%
December 31, 2007     3,135    $ 9.11943 to  $14.02284 $39,355   1.50%    0.65%  to   2.75%  -24.37% to  -22.72%

                                            INVESCO V.I. GLOBAL HEALTH CARE FUND
                   ------------------------------------------------------------------------------------------
December 31, 2011     2,169    $11.06847 to  $15.80162 $29,771   0.00%    0.65%  to   3.05%    0.79% to    3.28%
December 31, 2010     2,704    $10.93718 to  $15.30048 $36,405   0.00%    0.65%  to   3.05%    2.08% to    4.61%
December 31, 2009     3,695    $10.61747 to  $14.62641 $47,164   0.37%    0.65%  to   3.05%   24.17% to   28.18%
December 31, 2008     3,967    $ 8.60158 to  $11.53093 $41,085   0.00%    0.65%  to   2.60%  -30.48% to  -29.08%
December 31, 2007     6,151    $12.88139 to  $16.25993 $90,893   0.00%    0.65%  to   2.50%    9.04% to   11.12%

                                                INVESCO V.I. TECHNOLOGY FUND
                   ------------------------------------------------------------------------------------------
December 31, 2011     3,794    $ 3.71853 to  $14.65886 $23,148   0.16%    0.65%  to   1.90%   -6.85% to   -5.67%
December 31, 2010     5,380    $ 3.96587 to  $15.73766 $36,193   0.00%    0.65%  to   1.90%   19.00% to   20.52%
December 31, 2009     5,998    $ 3.31069 to  $13.61352 $33,198   0.00%    0.65%  to   1.90%   54.41% to   56.37%
December 31, 2008     6,278    $ 2.12999 to  $ 8.78071 $21,443   0.00%    0.65%  to   1.90%  -45.56% to  -37.36%
December 31, 2007     8,248    $ 3.88682 to  $16.06382 $51,563   0.00%    0.65%  to   1.90%    5.65% to    7.00%

                                    WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
                   ------------------------------------------------------------------------------------------
December 31, 2011     1,036    $11.98600 to  $25.63242 $26,487   3.02%    1.40%  to   2.25%    4.09% to    5.00%
December 31, 2010     1,250    $11.51455 to  $24.41236 $30,449   1.76%    1.25%  to   2.25%   10.74% to   11.88%
December 31, 2009     1,524    $10.37402 to  $21.85441 $33,168   2.03%    1.40%  to   2.25%   12.86% to   13.84%
December 31, 2008     1,905    $ 9.16874 to  $19.19763 $36,415   2.38%    1.40%  to   2.25%  -30.71% to  -30.11%
December 31, 2007     2,721    $13.19876 to  $27.46722 $73,917   2.17%    1.40%  to   2.25%    5.16% to    6.08%

                                      A87

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                             WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 2
                   ---------------------------------------------------------------------------------------------
December 31, 2011        100   $ 6.77169 to  $11.61649 $      679    0.10%   1.40%  to   2.15%  -14.78% to  -14.13%
December 31, 2010        111   $ 7.88580 to  $13.56214 $      883    0.63%   1.40%  to   2.15%   12.48% to   13.34%
December 31, 2009        126   $ 6.95768 to  $11.99634 $      887    2.95%   1.40%  to   2.15%   10.23% to   11.08%
December 31, 2008        154   $ 6.26371 to  $10.82731 $      971    1.97%   1.40%  to   2.15%  -44.62% to  -44.20%
December 31, 2007        228   $11.22464 to  $19.45215 $    2,740    0.01%   1.25%  to   2.15%   10.22% to   11.24%

                               WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 2
                   ---------------------------------------------------------------------------------------------
December 31, 2011        130   $13.07900 to  $21.78391 $    1,708    0.00%   1.40%  to   1.90%   -6.41% to   -5.93%
December 31, 2010        162   $13.90329 to  $23.21580 $    2,273    0.00%   1.40%  to   1.90%   24.37% to   25.00%
December 31, 2009        201   $11.12275 to  $18.61993 $    2,251    0.00%   1.40%  to   1.90%   49.74% to   50.51%
December 31, 2008        228   $ 7.39012 to  $12.40296 $    1,700    0.00%   1.40%  to   1.90%  -42.54% to  -42.24%
December 31, 2007        337   $12.79553 to  $21.52963 $    4,545    0.00%   1.40%  to   1.90%   11.64% to   12.21%

                                           WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND
                   ---------------------------------------------------------------------------------------------
December 31, 2011        295   $13.07769 to  $18.07844 $    5,324    2.68%   1.40%  to   2.25%    5.87% to    6.78%
December 31, 2010        361   $12.35312 to  $16.92992 $    6,105    3.39%   1.40%  to   2.25%    4.62% to    5.53%
December 31, 2009        437   $11.80780 to  $16.04293 $    6,989    4.57%   1.40%  to   2.25%    9.49% to   10.44%
December 31, 2008        565   $10.78418 to  $14.52591 $    8,185    4.78%   1.40%  to   2.25%    0.07% to    0.94%
December 31, 2007        726   $10.77628 to  $14.39016 $   10,375    4.59%   1.40%  to   2.25%    3.76% to    4.67%

                                           AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    134,050   $ 8.91636 to  $13.65642 $1,294,670    1.74%   0.65%  to   3.05%   -4.50% to   -2.15%
December 31, 2010    167,521   $ 9.33203 to  $14.01210 $1,674,836    1.62%   0.65%  to   3.05%   10.88% to   13.62%
December 31, 2009    148,290   $ 8.41215 to  $12.38228 $1,315,842    3.73%   0.65%  to   3.05%   20.14% to   23.66%
December 31, 2008     76,075   $ 7.00219 to  $ 7.48653 $  546,916    2.31%   0.65%  to   3.00%  -36.46% to  -26.81%
December 31, 2007    102,271   $11.01941 to  $11.50219 $1,144,841    0.50%   0.65%  to   3.00%    5.28% to    7.85%

                                     AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    183,236   $ 8.24527 to  $13.37845 $1,644,213    1.14%   0.65%  to   3.05%   -9.07% to   -6.82%
December 31, 2010    259,219   $ 9.04913 to  $14.41610 $2,535,432    0.95%   0.65%  to   3.05%   15.39% to   18.25%
December 31, 2009    227,307   $ 7.82586 to  $12.24100 $1,893,633    2.14%   0.65%  to   3.05%   20.93% to   25.16%
December 31, 2008     93,603   $ 6.39444 to  $ 6.88895 $  618,387    1.26%   0.65%  to   3.00%  -42.49% to  -35.86%
December 31, 2007    122,279   $11.20422 to  $11.69500 $1,390,643    0.30%   0.65%  to   3.00%    8.06% to   10.69%

                                               AST ADVANCED STRATEGIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2011    141,350   $ 9.65579 to  $13.93170 $1,522,265    1.01%   0.65%  to   3.05%   -2.94% to   -0.54%
December 31, 2010    171,067   $ 9.92738 to  $14.06363 $1,876,266    1.09%   0.65%  to   3.05%   10.24% to   12.97%
December 31, 2009    151,015   $ 8.98668 to  $12.49970 $1,479,256    2.84%   0.65%  to   3.05%   22.42% to   25.38%
December 31, 2008     91,625   $ 7.32986 to  $ 8.15235 $  717,306    1.95%   0.65%  to   3.00%  -31.91% to  -26.68%
December 31, 2007    106,913   $11.19878 to  $11.68950 $1,216,236    0.48%   0.65%  to   3.00%    6.20% to    8.79%

                                         COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND
                   ---------------------------------------------------------------------------------------------
December 31, 2011         14   $13.43172 to  $13.43172 $      193    6.93%   1.00%  to   1.00%    5.51% to    5.51%
December 31, 2010         19   $12.73069 to  $12.73069 $      248    8.04%   1.00%  to   1.00%   10.84% to   10.84%
December 31, 2009         23   $11.48603 to  $11.48603 $      264   10.99%   1.00%  to   1.00%   42.71% to   42.71%
December 31, 2008         31   $ 8.04841 to  $ 8.04841 $      249   10.47%   1.00%  to   1.00%  -25.53% to  -25.53%
December 31, 2007         38   $10.80761 to  $10.80761 $      412    4.92%   1.00%  to   1.00%    0.82% to    0.82%

                                AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011    340,421   $12.82717 to  $14.73389 $4,798,061    1.66%   0.65%  to   2.45%    9.69% to   11.71%
December 31, 2010     32,185   $11.69349 to  $13.18912 $  411,629    6.34%   0.65%  to   2.45%    8.10% to   10.09%
December 31, 2009     66,751   $10.81762 to  $11.99745 $  783,918    1.33%   0.65%  to   2.45%    8.38% to   10.58%
December 31, 2008    192,625   $10.68165 to  $10.91924 $2,067,379    0.00%   0.65%  to   2.25%    6.84% to    9.24%

                                      AST BOND PORTFOLIO 2015 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      9,373   $12.06116 to  $12.80646 $  115,391    1.55%   1.00%  to   2.60%    3.64% to    5.34%
December 31, 2010     11,356   $10.77664 to  $12.15736 $  134,080    0.93%   1.00%  to   2.60%    6.54% to    8.29%
December 31, 2009     17,151   $10.90082 to  $11.30596 $  188,942    0.41%   1.00%  to   2.60%   -2.96% to   -1.37%
December 31, 2008     19,145   $11.22229 to  $11.65126 $  216,007    0.00%   1.00%  to   2.60%   12.25% to   16.06%

                                      A88

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                      AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     36,607   $11.40768 to  $14.10092 $  486,106   0.38%    1.00%  to   3.05%   10.12% to   12.44%
December 31, 2010      6,821   $11.87154 to  $12.44316 $   82,239   0.92%    1.00%  to   2.60%    8.30% to   10.07%
December 31, 2009     11,290   $10.95092 to  $11.46065 $  124,961   0.29%    1.00%  to   2.60%   -8.49% to   -6.99%
December 31, 2008     11,195   $11.95507 to  $12.49226 $  134,558   0.00%    1.00%  to   2.60%   19.58% to   24.18%

                                      AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      3,345   $11.67421 to  $14.10576 $   45,275   0.92%    1.00%  to   2.65%   12.91% to   14.81%
December 31, 2010      6,124   $10.26888 to  $12.31403 $   72,976   0.76%    1.00%  to   3.05%    7.97% to   10.25%
December 31, 2009      7,955   $10.82009 to  $11.32378 $   86,923   0.29%    1.00%  to   2.60%  -10.10% to   -8.62%
December 31, 2008      8,172   $12.02334 to  $12.56373 $   98,717   0.00%    1.00%  to   2.60%   20.26% to   24.63%

                                   AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      2,477   $ 8.62695 to  $15.68204 $   23,007   2.40%    0.65%  to   3.05%   -7.93% to   -5.66%
December 31, 2010      4,177   $ 9.34126 to  $16.68933 $   41,195   1.44%    0.65%  to   3.05%   16.54% to   19.42%
December 31, 2009      2,357   $ 7.99105 to  $14.03210 $   19,670   1.56%    0.65%  to   3.05%   31.38% to   42.32%
December 31, 2008        237   $ 6.08218 to  $ 6.14182 $    1,451   0.00%    0.65%  to   2.75%  -40.22% to  -39.64%

                           AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     11,537   $ 8.25024 to  $14.22060 $  102,017   0.91%    0.65%  to   3.05%  -22.70% to  -20.79%
December 31, 2010     19,650   $10.67821 to  $18.02538 $  221,083   0.35%    0.65%  to   3.05%   18.54% to   21.47%
December 31, 2009     12,030   $ 8.98003 to  $14.89875 $  111,878   0.29%    0.65%  to   3.05%   46.17% to   65.43%
December 31, 2008        435   $ 5.54542 to  $ 5.59970 $    2,424   0.00%    0.65%  to   2.75%  -45.10% to  -44.57%

                         FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2011    101,261   $ 8.54994 to  $13.70722 $  923,811   0.02%    0.65%  to   3.05%   -4.67% to   -2.31%
December 31, 2010    141,668   $ 8.94069 to  $14.08791 $1,338,437   2.38%    0.65%  to   3.05%    6.88% to    9.52%
December 31, 2009     97,787   $ 8.31798 to  $12.91478 $  848,658   4.88%    0.65%  to   3.05%   26.30% to   29.22%
December 31, 2008     16,970   $ 6.59289 to  $ 7.13081 $  112,595   4.20%    0.65%  to   2.85%  -34.58% to  -28.85%

                                      AST BOND PORTFOLIO 2016 (AVAILABLE JANUARY 2, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      9,660   $10.69872 to  $11.23403 $  104,934   1.37%    1.00%  to   3.05%    6.30% to    8.54%
December 31, 2010      4,241   $10.01804 to  $10.40895 $   42,972   0.00%    1.00%  to   3.05%   -2.59% to    9.47%
December 31, 2009      2,553   $ 9.30169 to  $ 9.61033 $   23,900   0.00%    1.00%  to   3.05%   -6.97% to   -3.30%

                                      AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      1,825   $10.89328 to  $11.75025 $   20,386   1.10%    1.00%  to   3.05%   15.07% to   17.49%
December 31, 2010      8,914   $ 9.44753 to  $10.11830 $   85,718   0.00%    1.00%  to   3.05%    8.43% to   10.73%
December 31, 2009        382   $ 8.71725 to  $ 8.83810 $    3,351   0.00%    1.25%  to   2.60%  -12.81% to  -11.61%

                              AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      1,306   $10.34493 to  $10.89775 $   13,910   0.36%    0.65%  to   3.05%   -8.74% to   -6.48%
December 31, 2010      1,498   $11.33555 to  $11.65322 $   17,245   0.03%    0.65%  to   3.05%   10.26% to   12.98%
December 31, 2009        108   $10.28868 to  $10.31407 $    1,114   0.00%    0.65%  to   2.50%    1.42% to    1.65%

                             AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2011      1,294   $10.81864 to  $11.39664 $   14,435   0.00%    0.65%  to   3.05%   -2.40% to    0.01%
December 31, 2010        986   $11.08508 to  $11.39576 $   11,090   0.00%    0.65%  to   3.05%    7.92% to   10.59%
December 31, 2009        248   $10.27541 to  $10.30424 $    2,548   0.00%    0.65%  to   2.75%    1.91% to    2.18%

                                      AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     26,813   $11.47779 to  $11.96728 $  313,345   0.38%    1.00%       3.05%    8.02% to   10.29%
December 31, 2010     15,542   $10.62584 to  $10.82309 $  166,786   0.00%    1.25%       3.05%    6.26% to    8.23%

                                      AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2011     29,917   $12.67668 to  $13.21731 $  386,214   0.11%    1.00%       3.05%   16.64% to   19.10%
December 31, 2010     12,100   $10.86825 to  $11.09795 $  132,969   0.00%    1.00%       3.05%    8.68% to   10.98%

                     WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                                                   (EXPIRED AUGUST 26, 2011)
                   ---------------------------------------------------------------------------------------------
December 31, 2011          0   $       0 to  $       0 $        0   0.70%    1.40%       2.00%  -12.12% to  -11.76%
December 31, 2010        697   $11.83923 to  $11.87265 $    8,270   0.00%    1.40%       2.00%   22.28% to   22.62%

                                      A89

                                  AT YEAR ENDED                                 FOR YEAR ENDED
                   -------------------------------------------   -----------------------------------------------
                      UNITS                               NET    INVESTMENT
                   OUTSTANDING        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)       LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   -----------  ----------------------  -------- ---------- -----------------  ------------------
                   WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,327     $ 8.61400 to  $18.02462 $ 14,246   0.53%    0.65%       3.05%   -5.13% to   -2.79%
December 31, 2010     1,675     $ 9.05206 to  $18.54172 $ 18,922   0.00%    0.65%       3.05%   15.74% to   17.05%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2011       242     $11.28193 to  $11.38291 $  2,757   0.00%    1.40%       2.00%   -7.43% to   -6.86%
December 31, 2010       290     $12.18704 to  $12.22148 $  3,549   0.00%    1.40%       2.00%   25.73% to   26.08%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2011       130     $10.74994 to  $10.83003 $  1,408   0.89%    1.40%       1.90%   -8.82% to   -8.36%
December 31, 2010       160     $11.78970 to  $11.81747 $  1,896   0.00%    1.40%       1.90%   21.74% to   22.02%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,761     $ 9.55821 to  $19.51074 $ 22,323   0.00%    0.65%       2.75%   -7.96% to   -5.97%
December 31, 2010     1,861     $10.24241 to  $20.80208 $ 24,512   0.00%    0.65%       3.05%   25.29% to   26.70%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,326     $11.33590 to  $11.69509 $ 15,305   0.00%    0.65%       2.75%   -6.97% to   -4.96%
December 31, 2010     1,993     $12.18495 to  $12.30586 $ 24,425   0.00%    0.65%       2.75%   27.02% to   28.27%

                    WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                                                  (EXPIRED AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011         0     $       0 to  $       0 $      0   1.09%    1.40%       1.65%  -11.73% to  -11.59%
December 31, 2010       324     $14.41994 to  $14.68078 $  4,757   0.00%    1.40%       1.65%   22.55% to   22.69%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,696     $ 9.03608 to  $14.85171 $ 22,585   0.63%    0.65%       3.05%  -15.45% to  -13.36%
December 31, 2010     2,222     $10.65393 to  $17.35923 $ 34,424   0.00%    0.65%       2.75%   20.29% to   21.48%

                                     AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011    19,367     $11.86808 to  $12.11811 $232,181   0.00%    1.00%       3.05%   18.68% to   21.18%

                               INVESCO V.I. CAPITAL DEVELOPMENT FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,707     $ 8.09035 to  $ 8.22518 $ 13,959   0.00%    0.65%       3.05%  -19.36% to  -18.02%

                                 INVESCO V.I. DIVIDEND GROWTH FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,357     $ 9.03387 to  $ 9.18409 $ 12,385   0.00%    0.65%       3.05%   -9.59% to   -8.10%

                   COLUMBIA VARIABLE PORTFOLIO SHORT DURATION US GOVERNMENT FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011       123     $10.02837 to  $10.02837 $  1,236   0.00%    1.00%       1.00%    0.29% to    0.29%

                             COLUMBIA VARIABLE PORTFOLIO - GROWTH FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011       475     $ 8.73885 to  $ 8.75374 $  4,160   0.00%    1.00%  to   1.25%  -12.96% to  -12.81%

                                AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011       402     $ 8.83297 to  $ 8.96067 $  3,579   0.00%    0.65%  to   2.75%  -11.65% to  -10.39%

                             AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011     6,081     $ 9.09799 to  $ 9.22952 $ 55,682   0.00%    0.65%  to   2.75%   -9.00% to   -7.70%

                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011       333     $10.70517 to  $10.71464 $  3,568   0.00%    1.40%  to   1.65%    4.72% to    4.81%

                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (AVAILABLE AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011       606     $10.67956 to  $10.70235 $  6,485   0.00%    1.40%  to   2.00%    4.47% to    4.69%

                               AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011     1,604     $10.04576 to  $10.08823 $ 16,146   0.00%    0.65%  to   3.05%    0.28% to    0.69%

                            AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2011       804     $10.05571 to  $10.07956 $  8,096   0.00%    1.15%  to   2.50%    0.28% to    0.50%

                                      A90

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

        CONTRACT CHARGES/FEATURES

        Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

        Insurance Charge--The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account.

        The following Insurance Charge levels apply to each Annuity product, as listed.

INSURANCE
CHARGE    ANNUITY PRODUCT NAME
--------- -------------------------------------------------------------------------------------------------
  0.65%   Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX,
           Optimum, Optimum Plus
  1.00%   AS Impact, Defined Investments Annuity, Galaxy III
  1.15%   AS Cornerstone
  1.25%   ASAIA, ASVIA
  1.40%   PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
           ASL, Stagecoach Flex, ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester XTra Credit,
           XTra Credit Premier XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach
           Variable Annuity, Stagecoach VA+ Emerald Choice, Imperium
  1.65%   Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
  1.75%   Optimum Extra, Xtra Credit EIGHT
  2.25%   ASAIA w/ Guarantee

        Distribution Charge--The Distribution Charge is deducted by the Separate Account on certain Prudential Annuities annuity contracts. The Distribution Charge is expressed as an

                                      A91
        annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

DISTRIBUTION
CHARGE       ANNUITY PRODUCT NAME                                       PERIOD DEDUCTED
------------ ---------------------------------------------------------- ------------------------
   0.60%     ASAP III, Stagecoach ASAP III, Optimum                     Annuity Years 1-8 only
   1.00%     XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus  Annuity Years 1-10 only

        Annual Maintenance Fee--An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

        Transfer Fees--Transfer Fees are charged at a rate of $10 for each transfer after the 20/th/ in each Annuity Year, as set forth in the respective prospectuses.

        Contingent Deferred Sales Charges--Contingent Deferred Sales Charges from 0% to 9% may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

        Premium Taxes--Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

        Optional Benefit Charges--Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable).

        Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner. Currently, Prudential Annuities offers several different optional benefits, as follows: Guaranteed Return Option Plus/SM/ II (GRO Plus II), Highest Daily Guaranteed Return Option II (HD GRO II), Highest Anniversary Value Death Benefit (HAV), Combination 5% Roll-Up and HAV Death Benefit (Combo 5%), Highest Daily Lifetime Six Plus (HD6 Plus), Spousal Highest Daily Lifetime Six Plus (SHD6 Plus), Highest Daily Lifetime Six Plus with Lifetime Income Accelerator (HD6 Plus with LIA). Currently, the charges for GRO Plus II and HD GRO II is 0.60% per year, HAV is 0.40% per year, and Combo 5% is 0.80% per year. The charges for HD6 Plus, SHD6 Plus, and HD6 Plus with LIA are assessed against the greater of the account value or the Protected Withdrawal Value.

                                      A92

        Prudential Annuities also include optional benefits that are no longer available for new sales, as follows:

        Guaranteed Return Option Plus/SM/ (GRO Plus), Guaranteed Return Option 2008 (GRO Plus 2008), Highest Daily Guaranteed Return Option (HD GRO) Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five Income Benefit (LT5), Enhanced Beneficiary Protection Death Benefit (EBP), Highest Daily Value Death Benefit (HDV), Highest Daily Lifetime Seven (HD7), Highest Daily Lifetime Seven with Beneficiary Income Option (HD7 with BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (HD7 with LIA), Spousal Highest Daily Lifetime Seven (SHD7), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (SHD7 with BIO), Highest Daily Lifetime Seven Plus (HD7 Plus), Highest Daily Lifetime Seven Plus with Beneficiary Income Option (HD7 Plus with BIO), Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator (HD7 Plus with
        LIA), Spousal Highest Daily Lifetime Seven Plus (SHD7 Plus), and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option (SHD7 Plus with BIO).

        The charge for GRO Plus and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, and the charge for HDV is 0.5% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. The charge for HD7, HD7 with BIO, HD7 with LIA, SHD7 and SHD7 with BIO is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis. The charge for HD7 Plus, HD7 Plus with BIO, HD7 Plus with LIA, SHD7 Plus and SHD7 Plus with BIO is assessed against the greater of the account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis. Certain Prudential Annuities annuity contracts may not be eligible to elect all or any optional benefits.

        ACCUMULATION UNIT VALUES

        Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   0.65%     Choice, Choice 2000 - No Optional Benefits.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).
   0.90%     Choice, Choice 2000 - One 0.25% Optional Benefit.
   1.00%     AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits.
             Choice 2000 with GMWB, Choice 2000 with HD GRO,
             Choice 2000 with GRO Plus 2008
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).
   1.05%     Choice 2000 with HAV
   1.15%     Choice with HAV
             Choice 2000 - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             AS Cornerstone - No Optional Benefits
   1.25%     ASAP III, Stagecoach ASAP III, Optimum - No Optional Benefits.
             AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit.
             Choice 2000 - with LT5; or with GMWB and either HAV or EBP.
             ASAIA, ASVIA, Choice 2000 with HD GRO and HAV,
             Choice 2000 with GRO Plus 2008 and HAV
             Choice 2000 with HD GRO
             Choice 2000 with GRO Plus 2008
             Choice 2000 with HD5

                                      A93

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------------------
             Choice 2000 with EBP and HD GRO
             Choice 2000 with EBP and GRO Plus 2008
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).
   1.40%     PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
              ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
              Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier,
             AS Protector, Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits.
             Choice - Three 0.25% Optional Benefits. Choice 2000 - with Combo 5% and GRO Plus; or with
              Three 0.25% Optional Benefits. AS Cornerstone with EBP II or HAV
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).
   1.45%     Choice 2000 with GMDB Annual Step Up or 5% Roll Up with HAV
   1.50%     ASAP III, Stagecoach ASAP III, Optimum - One 0.25% Optional Benefit.
             AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits.
             Choice 2000 - with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or
             with LT5 and either HAV or EBP, AS Cornerstone with HD GRO,
             AS Cornerstone with HD GRO
             AS Cornerstone with GRO Plus 2008,
             AS Cornerstone with GMWB
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with HAV, EBP and HD GRO
             Choice 2000 with HD GRO and HAV
             Choice 2000 with GRO Plus 2008 and HAV
   1.55%     AS Cornerstone with HAV
   1.60%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, ASAP III with HD GRO
             ASAP III with GRO Plus 2008
             Optimum with HD GRO
             Optimum with GRO Plus 2008
   1.65%     Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - No Optional Benefits.
             ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
             ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
             XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
             Stagecoach Variable Annuity, Stagecoach VA+ - One 0.25% Optional Benefit.
             ASAP III with HAV
             Optimum with HAV
             Choice 2000 with HD GRO and HAV
             Choice 2000 with GRO Plus 2008 and HAV
             AS Cornerstone with HDV
             AS Cornerstone with GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with EBP II and HAV
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).
   1.75%     XTra Credit EIGHT and Optimum XTra - No Optional Benefits
             ASAP III, Stagecoach ASAP III, Optimum - One 0.50% Optional Benefit; or Two 0.25%
             Optional Benefits.
             Defined Investments Annuity - Three 0.25% Optional Benefits.
             Choice 2000 - with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
             Combo 5% or HDV
             AS Cornerstone with LT5 or HD5
             AS Cornerstone with HD GRO and EBP II
             AS Cornerstone with GRO Plus 2008 and EBP II
             AS Cornerstone with GMWB and EBP II
             AS Cornerstone with GMWB and HAV
             AS Cornerstone with HD GRO
             AS Cornerstone with GRO Plus 2008
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Choice 2000 with HD GRO and EBP and HAV
             Choice 2000 with GRO Plus 2008 and EBP and HAV

                                      A94

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.85%     ASAP III, Stagecoach ASAP III, Optimum - with LT5; or with GMWB and either HAV or EBP.
             ASAP III with HD GRO and HAV, ASAP III with GRO Plus 2008 and HAV
             ASAP III with HD GRO
             ASAP III with GRO Plus 2008
             ASAP III with EBP and HD GRO or GRO Plus 2008
             ASAP III with HD5
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
             Optimum with HD GRO
             Optimum with GRO Plus 2008
             Optimum with EBP and HD GRO or GRO Plus 2008
             Optimum with HD5
   1.90%     ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
             XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Two 0.25%
             Optional Benefits.
             AS Cornerstone with SLT5
   1.95%     AS Cornerstone with GMDB Annual Step Up or 5% Roll Up with HAV
   2.00%     ASAP III, Stagecoach ASAP III, Optimum - with Combo 5% and GRO Plus; or with Three 0.25%
             Optional Benefits.
             ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra
             Credit SIX,
             Optimum Plus - with GMWB.
             Choice 2000 - with LT5, HDV and EBP.
             ASL II with HD GRO, ASL II with GRO Plus 2008, XTra Credit SIX with HD GRO
             XTra Credit SIX with GRO Plus 2008, Apex II with HD GRO, Apex II with GRO Plus 2008
             Optimum Four with HD GRO
             Optimum Four with GRO Plus 2008
             Optimum Plus with HD GRO
             Optimum Plus with GRO Plus 2008
             XTra Credit EIGHT with EBP II or HAV
             Optimum XTra with EBP II or HAV
             AS Cornerstone with GMWB and HDV
             AS Cornerstone with GMWB and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with LT5 and EBP II
             AS Cornerstone with HD5 and EBP II
             AS Cornerstone with HD GRO and EBP and HAV
             AS Cornerstone with HD GRO and HAV
             AS Cornerstone with GRO Plus 2008 and HAV
   2.05%     ASL II with HAV
             Apex II with HAV
             XTra Credit SIX with HAV
             Optimum Four with HAV
             Optimum Plus with HAV
             ASAP III with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HAV and EBP; or with GMWB and either
              Combo 5% or HDV;
             or with LT5 and either HAV or EBP.
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASAP III with HD GRO and HAV and EBP
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and HAV and EBP
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A95

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             XTra Credit EIGHT with HD GRO, XTra Credit EIGHT with GRO Plus 2008
             XTra Credit EIGHT with GMWB
             Optimum XTra with HD GRO
             Optimum XTra with GRO Plus 2008
             Optimum XTra with GMWB
             ASAP III with HD GRO and HAV
             ASAP III with GRO Plus 2008 and HAV
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
   2.15%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
              XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Three 0.25% Optional
              Benefits.
             AS Cornerstone with HD GRO and HAV
             AS Cornerstone with GRO Plus 2008 and HAV
   2.25%     ASAP II - with HAV, EBP and GMWB.
             ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP.
             ASAIA w/Guarantee*,
             ASL II with HD GRO and HAV, ASL II with GRO Plus 2008 and HAV, XTra Credit SIX with HD
             GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV, Apex II with HD GRO and HAV, Apex II with GRO
             Plus 2008 and HAV
             AS Cornerstone with HD GRO and EBP and HAV
             AS Cornerstone with GRO Plus 2008 and EBP and HAV
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASAP III with HD GRO and HAV
             ASAP III with GRO Plus 2008 and HAV
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
             ASL II with HD GRO
             ASL II with GRO Plus 2008
             XTra Credit SIX with HD GRO
             XTra Credit SIX with GRO Plus 2008
             Optimum Four with HD GRO
             Optimum Four with GRO Plus 2008
             Optimum Plus with HD GRO
             Optimum Plus with GRO Plus 2008
             Apex II with HD GRO
             Apex II with GRO Plus 2008
             Apex II with EBP and HD GRO or GRO Plus 2008
             ASL II with EBP and HD GRO or GRO Plus 2008
             XTra Credit SIX with EBP and HD GRO or GRO Plus 2008
             Optimum Four with EBP and HD GRO or GRO Plus 2008
             Optimum Plus with EBP and HD GRO or GRO Plus 2008
             XTra Credit EIGHT with HDV
             XTra Credit EIGHT with GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with EBP II and HAV
             Optimum XTra with HDV
             Optimum XTra with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with EBP II and HAV
             AS Cornerstone with LT5 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD 5 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with LT5 and HDV
             AS Cornerstone with HD5 and HDV
             AS Cornerstone with LT5 and EBP II and HAV
             AS Cornerstone with HD5 and EBP II and HAV
              *This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).

                                      A96

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
   2.35%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HDV and EBP; or with LT5, HAV and
             EBP; or with LT5 and either Combo 5% or HDV.
             XTra Credit EIGHT with HD GRO and HAV, XTra Credit EIGHT with GRO Plus 2008 and HAV
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up
             ASAP III with HD GRO and EBP and HAV
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASAP III with GRO Plus 2008 and EBP and HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum with HD GRO and EBP and HAV
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum with GRO Plus 2008 and EBP and HAV
             XTra Credit EIGHT with HD GRO
             XTra Credit EIGHT with GRO Plus 2008
             XTra Credit EIGHT with LT5 or HD5
             XTra Credit EIGHT with HD GRO and EBP II
             XTra Credit EIGHT with GRO PLUS 2008 and EBP II
             XTra Credit EIGHT with GMWB and EBP II
             Optimum XTra with HD GRO and HAV
             Optimum XTra with GRO Plus 2008 and HAV
             Optimum XTra with HD GRO
             Optimum XTra with GRO Plus 2008
             Optimum XTra with LT5 or HD5
             Optimum XTra with HD GRO and EBP II
             Optimum XTra with GRO PLUS 2008 and EBP II
             Optimum XTra with GMWB and EBP II
   2.40%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
             Apex II with HDV and GRO Plus
             Apex II with HD GRO with DB
             ASL II with HDV and GRO Plus
             ASL II with HD GRO with DB
             XTra Credit SIX with HDV and GRO Plus
             XTra Credit SIX with HD GRO with DB
             Optimum Four with HDV and GRO Plus
             Optimum Four with HD GRO with DB
             Optimum Plus with HDV and GRO Plus
             Optimum Plus with HD GRO with DB
   2.45%     ASL II with GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up with HAV
   2.50%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
              with LT5 and either HAV or EBP, ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             ASL II with HD GRO and EBP and HAV
             ASL II with GRO Plus 2008 and EBP and HAV
             XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with HD GRO and EBP and HAV
             XTra Credit SIX with GRO Plus 2008 and EBP and HAV
             Optimum Four with HD GRO and EBP and HAV
             Optimum Four with GRO Plus 2008 and EBP and HAV
             Optimum Plus with HD GRO and EBP and HAV

                                      A97

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------------
             Optimum Plus with GRO Plus 2008 and EBP and HAV
             Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with HD GRO and EBP and HAV
             Apex II with GRO Plus 2008 and EBP and HAV
             AS Cornerstone with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
             ASL II with HD GRO and HAV
             ASL II with GRO Plus 2008 and HAV
             XTra Credit SIX with HD GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV
             Optimum Four with HD GRO and HAV
             Optimum Four with GRO Plus 2008 and HAV
             Optimum Plus with HD GRO and HAV
             Optimum Plus with GRO Plus 2008 and HAV
             Apex II with HD GRO and HAV
             Apex II with GRO Plus 2008 and HAV
             XTra Credit EIGHT with SLT5
             Optimum Xtra with SLT5
   2.55%     AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             AS Cornerstone with and GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.60%     ASAP III, Stagecoach ASAP III, Optimum - with LT5, HDV and EBP.
             XTra Credit EIGHT with GMWB and HDV
             XTra Credit EIGHT with LT5 and EBP II
             XTra Credit EIGHT with LT5 and HAV
             XTra Credit EIGHT with HDLT5 and EBP II
             XTra Credit EIGHT with HDLT5 and HAV
             XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO and EBP and HAV
             XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
             XTra Credit EIGHT with HD GRO and HAV
             XTra Credit EIGHT with GRO Plus 2008 and HAV
             XTra Credit EIGHT with EBP II and HAV
             Optimum XTra with GMWB and HDV
             Optimum XTra with LT5 and EBP II
             Optimum XTra with LT5 and HAV
             Optimum XTra with HDLT5 and EBP II
             Optimum XTra with HDLT5 and HAV
             Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HD GRO and EBP and HAV
             Optimum XTra with GRO Plus 2008 and EBP and HAV
             Optimum XTra with HD GRO and HAV
             Optimum XTra with GRO Plus 2008 and HAV
             Optimum XTra with EBP II and HAV
   2.65%     AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six,
             AS Xtra Credit Six.
             ASL II with HD GRO and HAV
             ASL II with GRO Plus 2008 and HAV
             XTra Credit SIX with HD GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV
             Apex II with HD GRO and HAV
             Apex II with GRO Plus 2008 and HAV
             Optimum Four with HD GRO and HAV
             Optimum Four with GRO Plus 2008 and HAV
             Optimum Plus with HD GRO and HAV
             Optimum Plus with GRO Plus 2008 and HAV
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A98

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
   2.75%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
              Combo 5% or HDV.
             ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASL II with HD GRO and EBP and HAV
             ASL II with GRO Plus 2008 and EBP and HAV
             XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up
             XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             XTra Credit SIX with HD GRO and EBP and HAV
             XTra Credit SIX with GRO Plus 2008 and EBP and HAV
             Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum Four with HD GRO and EBP and HAV
             Optimum Four with GRO Plus 2008 and EBP and HAV
             Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum Plus with HD GRO and EBP and HAV
             Optimum Plus with GRO Plus 2008 and EBP and HAV
             Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Apex II with HD GRO and EBP and HAV
             Apex II with GRO Plus 2008 and EBP and HAV
   2.85%     XTra Credit EIGHT with LT5 and HDV
             XTra Credit EIGHT with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with HD GRO and EBP and HAV
             XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
             Optimum XTra with LT5 and HDV
             Optimum XTra with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with HD GRO and EBP and HAV
             Optimum XTra with GRO Plus 2008 and EBP and HAV
   3.00%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with LT5, HDV and EBP.
   3.05%     ASL II with GMDB Annual Step Up or 5% Roll Up and HD GRO
             ASL II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Apex II with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Apex II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and HD GRO
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Optimum Four with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Optimum Four with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
   3.10%     XTra Credit EIGHT with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra T with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

                                      A99

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                     A100

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B and the Board of Directors of Prudential Annuities Life Assurance Corporation

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in
Note 1 of Prudential Annuities Life Assurance Corporation Variable Account B at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 19, 2012

                                     A101

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 10-K
                                 ANNUAL REPORT

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                           FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    YEARS ENDED DECEMBER 31, 2011 AND 2010

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

                                                                                           PAGE
                                                                                          NUMBER
                                                                                          ------

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

MANAGEMENT'S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING                     B-2

STATEMENTS OF FINANCIAL POSITION AS OF DECEMBER 31, 2011 AND 2010                           B-3

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2011,
  2010 AND 2009                                                                             B-4

STATEMENTS OF EQUITY FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009                   B-5

STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009               B-6

NOTES TO FINANCIAL STATEMENTS                                                               B-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                    B-70

    MANAGEMENT'S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management of Prudential Annuities Life Assurance Corporation (the "Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 9, 2012

FINANCIAL INFORMATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2011 AND DECEMBER 31, 2010 (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                        2011        2010
                                                                     ----------- -----------
ASSETS
Fixed maturities available-for-sale,
 at fair value (amortized cost, 2011: $4,838,695; 2010: $4,964,264)  $ 5,273,767 $ 5,456,221
Trading account assets, at fair value                                     38,578      79,605
Equity securities available-for-sale,
 at fair value (cost, 2011: $2,510; 2010: $14,484)                         3,071      17,587
Commercial mortgage and other loans, net of valuation allowance          449,359     431,432
Policy loans                                                              14,316      13,905
Short-term investments                                                   237,601     228,383
Other long-term investments                                              191,545      75,476
                                                                     ----------- -----------
TOTAL INVESTMENTS                                                      6,208,237   6,302,609
                                                                     ----------- -----------
Cash and cash equivalents                                                  8,861         487
Deferred policy acquisition costs                                        757,183   1,540,028
Accrued investment income                                                 59,033      62,392
Reinsurance recoverable                                                1,748,177     187,062
Income tax receivable                                                     70,425           -
Value of business acquired                                                29,010      32,497
Deferred sales inducements                                               445,841     796,507
Receivables from parent and affiliates                                    24,968      51,221
Investment receivable on open trades                                       6,299       8,435
Other assets                                                              12,232      10,355
Separate account assets                                               42,942,758  48,275,343
                                                                     ----------- -----------
TOTAL ASSETS                                                         $52,313,024 $57,266,936
                                                                     =========== ===========

LIABILITIES AND EQUITY
Policyholders' account balances                                      $ 5,189,269 $ 5,319,359
Future policy benefits and other policyholder liabilities              2,092,694     412,872
Payables to parent and affiliates                                         73,587     127,502
Cash collateral for loaned securities                                    125,884      87,210
Income tax payable                                                             -     132,455
Short-term debt                                                           27,803     205,054
Long-term debt                                                           600,000     600,000
Other liabilities                                                        182,286     198,757
Separate account liabilities                                          42,942,758  48,275,343
                                                                     ----------- -----------
TOTAL LIABILITIES                                                     51,234,281  55,358,552
                                                                     ----------- -----------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)

EQUITY
Common stock, $100 par value;
   25,000 shares, authorized, issued and outstanding                       2,500       2,500
Additional paid-in capital                                               882,670     974,921
Retained earnings (deficit)                                               41,881     749,751
Accumulated other comprehensive income (loss)                            151,692     181,212
                                                                     ----------- -----------
TOTAL EQUITY                                                           1,078,743   1,908,384
                                                                     ----------- -----------
TOTAL LIABILITIES AND EQUITY                                         $52,313,024 $57,266,936
                                                                     =========== ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                    2011        2010        2009
                                                                                 ----------  ----------  ----------
REVENUES

Premiums                                                                         $   28,648  $   29,477  $   13,431
Policy charges and fee income                                                       824,808     741,190     392,753
Net investment income                                                               306,010     377,109     494,733
Asset administration fees and other income                                          291,629     290,210     197,672
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                     (23,624)    (42,228)    (23,497)
  Other-than-temporary impairments on fixed maturity securities transferred to
    Other Comprehensive Income                                                       22,662      39,224      11,890
    Other realized investment gains (losses), net                                    72,745     139,043      48,574
                                                                                 ----------  ----------  ----------
     Total realized investment gains (losses), net                                   71,783     136,039      36,967
                                                                                 ----------  ----------  ----------
TOTAL REVENUES                                                                    1,522,878   1,574,025   1,135,556
                                                                                 ----------  ----------  ----------

BENEFITS AND EXPENSES
Policyholders' benefits                                                             128,149      40,911       4,414
Interest credited to policyholders' account balances                                554,197     371,798     409,057
Amortization of deferred policy acquisition costs                                   814,131     202,568     319,806
General administrative and other expenses                                           437,457     413,466     370,162
                                                                                 ----------  ----------  ----------

TOTAL BENEFITS AND EXPENSES                                                       1,933,934   1,028,743   1,103,439
                                                                                 ----------  ----------  ----------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                  (411,056)    545,282      32,117
                                                                                 ----------  ----------  ----------
Income taxes:
  Current                                                                            32,230     (28,619)   (239,796)
  Deferred                                                                         (230,996)    152,320     188,355
                                                                                 ----------  ----------  ----------
Income tax (benefit) expense                                                       (198,766)    123,701     (51,441)
                                                                                 ----------  ----------  ----------
NET INCOME                                                                       $ (212,290) $  421,581  $   83,558
                                                                                 ==========  ==========  ==========
Change in net unrealized investment
 gains (losses), net of taxes                                                       (29,520)     48,894     146,971
                                                                                 ----------  ----------  ----------

COMPREHENSIVE INCOME (LOSS)                                                      $ (241,810) $  470,475  $  230,529
                                                                                 ==========  ==========  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

STATEMENTS OF EQUITY
YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                 ACCUMULATED
                                                          ADDITIONAL                OTHER
                                                   COMMON  PAID-IN    RETAINED  COMPREHENSIVE   TOTAL
                                                   STOCK   CAPITAL    EARNINGS  INCOME (LOSS)   EQUITY
                                                   ------ ---------- ---------  ------------- ----------
BALANCE, DECEMBER 31, 2008                         $2,500  $974,921  $ 729,100    $ (5,946)   $1,700,575

Net income                                              -         -     83,558           -        83,558

Impact of adoption of new guidance for other-than-
 temporary impairments of debt securities, net of
 taxes                                                  -         -      8,707      (8,707)            -

Distribution to parent                                  -         -    (23,195)          -       (23,195)

Other comprehensive income, net of taxes                -         -          -     146,971       146,971
                                                   ------  --------  ---------    --------    ----------
BALANCE, DECEMBER 31, 2009                         $2,500  $974,921  $ 798,170    $132,318    $1,907,909
                                                   ======  ========  =========    ========    ==========
Net income                                              -         -    421,581           -       421,581

Distribution to parent                                  -         -   (470,000)          -      (470,000)

Other comprehensive income, net of taxes                -         -          -      48,894        48,894
                                                   ------  --------  ---------    --------    ----------
BALANCE, DECEMBER 31, 2010                         $2,500  $974,921  $ 749,751    $181,212    $1,908,384
                                                   ======  ========  =========    ========    ==========
Net loss                                                -         -   (212,290)          -      (212,290)

Distribution to parent                                  -   (92,251)  (495,580)          -      (587,831)

Other comprehensive loss, net of taxes                  -         -          -     (29,520)      (29,520)
                                                   ------  --------  ---------    --------    ----------
BALANCE, DECEMBER 31, 2011                         $2,500  $882,670  $  41,881    $151,692    $1,078,743
                                                   ======  ========  =========    ========    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                       2011         2010         2009
                                                                                   -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net lncome (Loss)                                                                  $  (212,290) $   421,581  $    83,558
Adjustments to reconcile net income to net cash provided by operating activities:
  Policy charges and fee income                                                         40,573       91,816      171,087
  Realized investment (gains) losses, net                                              (71,783)    (136,039)     (36,967)
  Amortization and depreciation                                                         (3,970)     (16,328)     (12,874)
  Interest credited to policyholders' account balances                                 554,197      371,798      409,057
  Change in:
   Future policy benefit reserves                                                      283,546      165,209        2,192
   Accrued investment income                                                             1,412       13,816       14,698
   Trading account assets                                                                1,643        1,425       (9,721)
   Net (payable) receivable to affiliates                                              (31,638)     109,411      (34,208)
   Deferred sales inducements                                                          (68,370)    (182,823)    (293,388)
   Deferred policy acquisition costs                                                   767,532     (108,633)    (335,045)
   Income taxes (receivable) payable                                                  (186,985)     336,553      (51,660)
   Reinsurance recoverable                                                            (264,470)    (229,099)    (117,214)
   Other, net                                                                          (14,067)      18,125      (47,005)
                                                                                   -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                     $   795,330  $   856,812  $  (257,490)
                                                                                   -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
  Fixed maturities, available-for-sale                                             $ 1,668,465  $ 1,917,959  $ 7,208,289
  Equity securities, available-for-sale                                                 10,054        7,478       13,900
  Commercial mortgage and other loans                                                   98,940       14,018       57,393
  Trading account assets                                                                44,977        6,230        9,733
  Policy loans                                                                           1,384          822           45
  Other long-term investments                                                            1,775          589          445
  Short-term investments                                                             6,323,322    5,097,995    5,566,265
Payments for the purchase/origination of:
  Fixed maturities, available-for-sale                                              (1,414,340)    (676,652)  (3,090,497)
  Equity securities, available-for-sale                                                 (2,643)      (5,000)     (19,636)
  Commercial mortgage and other loans                                                 (110,069)     (72,504)     (61,445)
  Trading account assets                                                                (3,007)      (4,574)     (24,061)
  Policy loans                                                                            (941)      (2,620)        (319)
  Other long-term investments                                                          (24,572)     (48,979)     (14,428)
  Short-term investments                                                            (6,332,538)  (4,620,729)  (6,017,771)
Notes receivable from parent and affiliates, net                                         4,346       10,906            -
Other, net                                                                              (1,020)        (663)           -
                                                                                   -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES                                               $   264,133  $ 1,624,276  $ 3,627,913
                                                                                   -----------  -----------  -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
Distribution to Parent                                                             $  (587,831) $  (470,000) $   (23,195)
Decrease in future fees payable to Parent, net                                               -            -         (749)
Cash collateral for loaned securities                                                   38,674     (176,407)      (5,843)
Securities sold under agreement to repurchase                                                -         (602)         602
Proceeds from the issuance of debt (maturities longer than 90 days)                          -            -      600,000
Repayments of debt (maturities longer than 90 days)                                   (175,000)           -       (4,547)
Net (decrease) increase in short-term borrowing                                         (2,251)     (24,531)    (131,683)
Drafts outstanding                                                                     (22,376)      16,158        4,017
Policyholders' account balances
  Deposits                                                                           2,665,921    2,767,101    3,364,812
  Withdrawals                                                                       (2,968,226)  (4,663,868)  (7,128,838)
                                                                                   -----------  -----------  -----------
CASH FLOWS USED IN FINANCING ACTIVITIES                                            $(1,051,089) $(2,552,149) $(3,325,424)
                                                                                   -----------  -----------  -----------
Net increase (decrease) in cash and cash equivalents                                     8,374      (71,061)      44,999
Cash and cash equivalents, beginning of period                                             487       71,548       26,549
                                                                                   -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                           $     8,861  $       487  $    71,548
                                                                                   ===========  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid                                                       $   (11,781) $  (212,852) $       (11)
                                                                                   -----------  -----------  -----------
Interest paid                                                                      $    35,913  $    36,554  $    11,608
                                                                                   -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. BUSINESS

Prudential Annuities Life Assurance Corporation (the "Company", "we", or "our"), formerly known as American Skandia Life Assurance Corporation, with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly owned subsidiary of Prudential Annuities, Inc. ("PAI"), formerly known as American Skandia, Inc., which in turn is an indirect wholly owned subsidiary of Prudential Financial.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated. ("PAD"), formerly known as American Skandia Marketing, Incorporated. The Company issued variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Beginning in March 2010, the Company ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line in each of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (which are affiliates of the Company within the Prudential Annuities business unit of Prudential Financial). In general, the new product line offers the same optional living benefits and optional death benefits as offered by the Company's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, the Company will continue to accept subsequent purchase payments on inforce contracts under existing annuity products.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization;; amortization of sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

RECLASSIFICATIONS
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2. ACCOUNTING POLICIES AND PRONOUNCEMENTS

INVESTMENTS IN DEBT AND EQUITY SECURITIES AND COMMERCIAL MORTGAGE AND OTHER
LOANS
The Company's principal investments are fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to each are as follows:

FIXED MATURITIES are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" or ("AOCI".)

TRADING ACCOUNT ASSETS, AT FAIR VALUE, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

EQUITY SECURITIES, AVAILABLE-FOR-SALE are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)". The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

COMMERCIAL MORTGAGE AND OTHER LOANS consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)


Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans, as well as, loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)


The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

POLICY LOANS are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

SHORT-TERM INVESTMENTS primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

SECURITIES REPURCHASE AND RESALE AGREEMENTS that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

SECURITIES LOANED transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)


OTHER LONG-TERM INVESTMENTS consist of the Company's investments in joint ventures and limited partnerships, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or cost method is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

REALIZED INVESTMENT GAINS (LOSSES) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings.

Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income (loss)."

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps and options. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency, and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in
Note 10, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from derivatives are reported in the operating and investing activities sections in the Unaudited Interim Statements of Cash Flows based on the nature and purpose of the derivative.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)


Derivatives are recorded either as assets, within "Other long-term investments" or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty Prudential Global Funding, LLC, with which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net". For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Other trading account assets, at fair value." The Company has sold variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives contained in certain insurance product to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the guaranteed benefit feature.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

VALUE OF BUSINESS ACQUIRED
As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired ("VOBA"). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. See Note 5 for additional information regarding value of business acquired.

DEFERRED POLICY ACQUISITION COSTS
Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC costs include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under "Future Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, less benefits and maintenance expenses. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, managements estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreement with those affiliated entities, are also included. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized DAC is reflected in the amortization of deferred policy acquisition costs in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

REINSURANCE RECOVERABLES
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders. "Separate account assets" are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated ("ASISI") formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contractholder has the option of directing funds to a wide variety of

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Company's results of operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset administration fees calculated on account assets are included in "Asset administration fees." Separate account liabilities primarily represent the contractholder's account balance in separate account assets and will be equal and offsetting to total separate account assets.

DEFERRED SALES INDUCEMENTS
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 6 for additional information regarding sales inducements.

OTHER ASSETS AND OTHER LIABILITIES
"Other assets" consist primarily of accruals for asset administration fees. "Other assets" also consist of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of authoritative guidance on accounting for Goodwill and Other Intangible Assets, the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2011, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required. See "Value of Business Acquired" for additional information.

"Other liabilities" consist primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan. Other liabilities may also include derivative instruments for which fair values are determined as described above under "Derivative Financial Instruments".

FUTURE POLICY BENEFITS
The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10 to the Financial Statements.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

POLICYHOLDERS' ACCOUNT BALANCES
The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

CONTINGENT LIABILITIES
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

INSURANCE REVENUE AND EXPENSE RECOGNITION
Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2011, and from 1.00% to 8.25% at December 31, 2010.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are treated as embedded derivatives from an accounting perspective. These contracts are discussed in further detail in Note 6.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

ASSET ADMINISTRATION FEES
In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset administration fees are recognized as income when earned. These revenues are recorded as "Asset administration fees and other income" in the Statements of Operations and Comprehensive Income.

INCOME TAXES
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

See Note 8 for additional information regarding income taxes.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In April 2011, FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted this guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in
Note 10.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the Statement of Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS (CONTINUED)

comprehensive income must be reclassified to net income. In December 2011, the FASB issued updated guidance deferring the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. Companies are still required to adopt the other requirements of the updated guidance. This updated guidance, with the exception of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income, is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company's financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited if any, impact on the Company's financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's financial position, result of operations and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees, that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, "Deferred policy acquisition costs" will be reduced with a corresponding reduction, net of taxes, to "Retained earnings" (and "Total equity"), as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates if the amended guidance were adopted as of December 31, 2011, retrospective adoption would reduce "Deferred policy acquisition costs" by approximately $90 million to $110 million, and reduce "Total equity" by approximately $67 million to $81 million. Since the Company ceased offering its existing variable annuity products in March 2010, the lower level of cost qualifying for deferral under this guidance will have a minimal impact on earnings in future periods. The initial "Deferred policy acquisition cost" write-off will result in a lower level of amortization going forward and increase earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                        DECEMBER 31, 2011
                                                     ------------------------------------------------------
                                                                                                 OTHER-THAN-
                                                                  GROSS      GROSS                TEMPORARY
                                                     AMORTIZED  UNREALIZED UNREALIZED   FAIR     IMPAIRMENTS
                                                       COST       GAINS      LOSSES     VALUE    IN AOCI(3)
                                                     ---------- ---------- ---------- ---------- -----------
                                                                         (in thousands)
FIXED MATURITIES, AVAILABLE-FOR-SALE
  U.S. Treasury securities and obligations of U.S.
   government authorities and agencies               $   85,196  $    839    $    -   $   86,035   $     -

  Obligations of U.S. states and their political
   subdivisions                                          90,807     9,268         -      100,075         -

  Foreign government bonds                              120,361    14,449         -      134,810         -

  Corporate securities                                3,526,879   365,170     4,336    3,887,713      (236)

  Asset-backed securities(1)                            172,390     9,798     4,804      177,384    (3,906)

  Commercial mortgage-backed securities                 463,576    28,189         8      491,757         -

  Residential mortgage-backed securities(2)             379,486    16,562        55      395,993       (55)
                                                     ----------  --------    ------   ----------   -------
TOTAL FIXED MATURITIES, AVAILABLE-FOR-SALE           $4,838,695  $444,275    $9,203   $5,273,767   $(4,197)
                                                     ==========  ========    ======   ==========   =======
EQUITY SECURITIES, AVAILABLE-FOR-SALE
  Common Stocks
    Industrial, miscellaneous & other                     2,510       561         -        3,071         -
                                                     ----------  --------    ------   ----------   -------
TOTAL EQUITY SECURITIES, AVAILABLE-FOR-SALE          $    2,510  $    561    $    -   $    3,071   $     -
                                                     ==========  ========    ======   ==========   =======

(1)Includes credit tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $2.4 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


                                                                        DECEMBER 31, 2010
                                                     ------------------------------------------------------
                                                                                                 OTHER-THAN-
                                                                  GROSS      GROSS                TEMPORARY
                                                     AMORTIZED  UNREALIZED UNREALIZED   FAIR     IMPAIRMENTS
                                                       COST       GAINS      LOSSES     VALUE    IN AOCI(3)
                                                     ---------- ---------- ---------- ---------- -----------
                                                                         (in thousands)
FIXED MATURITIES, AVAILABLE-FOR-SALE
  U.S. Treasury securities and obligations of U.S.
   government authorities and agencies               $  187,394  $  5,911    $    -   $  193,305  $      -

  Obligations of U.S. states and their political
   Subdivisions                                          69,567     7,949         -       77,516         -

  Foreign government bonds                              122,152    14,361         -      136,513         -

  Corporate securities                                3,554,569   396,747       366    3,950,950      (235)

  Asset-backed securities(1)                            207,373    14,387     7,790      213,970   (12,200)

  Commercial mortgage-backed securities                 455,972    34,597         -      490,569         -

  Residential mortgage-backed securities(2)             367,237    26,161         -      393,398       (76)
                                                     ----------  --------    ------   ----------  --------
TOTAL FIXED MATURITIES, AVAILABLE-FOR-SALE           $4,964,264  $500,113    $8,156   $5,456,221  $(12,511)
                                                     ==========  ========    ======   ==========  ========
EQUITY SECURITIES, AVAILABLE-FOR-SALE
  Common Stocks

    Industrial, miscellaneous & other                     5,000       542         -        5,542         -

  Non-redeemable preferred stocks(4)                      8,524     2,544         -       11,068         -

  Perpetual preferred stocks(5)                             960        64        47          977         -
                                                     ----------  --------    ------   ----------  --------
TOTAL EQUITY SECURITIES, AVAILABLE-FOR-SALE          $   14,484  $  3,150    $   47   $   17,587  $      -
                                                     ==========  ========    ======   ==========  ========

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $6.0 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)$4.5 million of non-redeemable preferred stocks were sold in 2011. The remainder of the holdings deemed non-redeemable at year end were reclassified as redeemable and moved to fixed maturities.
(5)Perpetual preferred stocks at year end were deemed Other Trading Account Assets in 2011.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011 are as follows:

                                                  AVAILABLE-FOR-SALE
                                                -----------------------
                                                 AMORTIZED
                                                   COST     FAIR VALUE
                                                ----------- -----------
                                                    (in thousands)
        Due in one year or less                 $   463,181 $   475,192

        Due after one year through five years     1,965,266   2,126,007

        Due after five years through ten years      853,223     958,035

        Due after ten years                         541,573     649,399

        Asset-backed securities                     172,390     177,384

        Commercial mortgage-backed securities       463,576     491,757

        Residential mortgage-backed securities      379,486     395,993
                                                ----------- -----------
          TOTAL                                 $ 4,838,695 $ 5,273,767
                                                =========== ===========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                     2011        2010        2009
                                                                                  ----------  ----------  ----------
                                                                                            (in thousands)
FIXED MATURITIES, AVAILABLE-FOR-SALE
  Proceeds from sales                                                             $1,121,792  $1,422,218  $6,471,090
  Proceeds from maturities/repayments                                                545,155     497,378     710,653
  Gross investment gains from sales, prepayments, and maturities                      75,580     131,492     231,977
  Gross investment losses from sales and maturities                                     (223)     (1,801)     (1,731)

FIXED MATURITY AND EQUITY SECURITY IMPAIRMENTS
  Net writedowns for other-than-temporary impairment losses on fixed maturities
   recognized in earnings(1)                                                      $     (962) $   (3,004) $  (11,607)
  Writedowns for impairments on equity securities                                          -           -      (1,936)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities are recognized in OCI. For these securities the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pretax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                                                               YEAR ENDED   YEAR ENDED
                                                                                              DECEMBER 31, DECEMBER 31,
                                                                                              ------------ ------------
                                                                                                  2011         2010
                                                                                              ------------ ------------
                                                                                                   (in thousands)
Balance, beginning of period                                                                    $ 14,148     $13,038
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                          (11,446)     (1,027)
Credit loss impairments previously recognized on securities impaired to fair value during
 the period                                                                                            -           -
Credit loss impairment recognized in the current period on securities not previously
 impaired                                                                                              -           -
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                            961       2,029
Increases due to the passage of time on previously recorded credit losses                            340         609
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                           (461)       (501)
                                                                                                --------     -------
Balance, end of period                                                                          $  3,542     $14,148
                                                                                                ========     =======

TRADING ACCOUNT ASSETS
The following table sets forth the composition of the Company's "Trading account assets" as of the dates indicated:

                                     DECEMBER 31, 2011 DECEMBER 31, 2010
                                     ----------------- -----------------
                                     AMORTIZED  FAIR   AMORTIZED  FAIR
                                       COST     VALUE    COST     VALUE
                                     --------- ------- --------- -------
                                               (in thousands)
       Fixed maturities:
         Asset-backed securities      $30,800  $31,571  $66,205  $70,831
       Equity securities                6,664    7,007    8,132    8,774
                                      -------  -------  -------  -------
       TOTAL TRADING ACCOUNT ASSETS   $37,464  $38,578  $74,337  $79,605
                                      =======  =======  =======  =======

The net change in unrealized gains and losses from trading account assets still held at period end, recorded within "Asset administration fees and other income" was $(4.1) million, $1.6 million and $10.1 million during the years ended December 31, 2011, 2010 and 2009, respectively.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


COMMERCIAL MORTGAGE AND OTHER LOANS
The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                  DECEMBER 31, 2011     DECEMBER 31, 2010
                                                                --------------------  --------------------
                                                                               % OF                  % OF
                                                                    AMOUNT     TOTAL      AMOUNT     TOTAL
                                                                -------------- -----  -------------- -----
                                                                (in thousands)        (in thousands)
COMMERCIAL MORTGAGE AND OTHER LOANS BY PROPERTY TYPE:
Office buildings                                                   $ 60,220     13.3%    $ 49,248     11.3%
Retail                                                               68,369     15.1       62,078     14.3
Apartments/Multi-Family                                             114,900     25.5      124,709     28.7
Industrial buildings                                                144,513     32.1      142,003     32.7
Hospitality                                                           9,289      2.1        8,524      2.0
                                                                   --------    -----     --------    -----
  Total commercial mortgage loans                                   397,291     88.1      386,562     89.0
Agricultural property loans                                          48,964     10.9       47,850     11.0
Other                                                                 4,605      1.0            -      0.0
                                                                   --------    -----     --------    -----
Total commercial mortgage and other loans                           450,860    100.0%     434,412    100.0%
Valuation allowance                                                  (1,501)               (2,980)
                                                                   --------              --------
Total net commercial mortgage and other loans by property type     $449,359              $431,432
                                                                   ========              ========

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (24%), New York (17%) and Ohio (11%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                         DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009
                                         ----------------- ----------------- -----------------
Allowance for losses, beginning of year       $ 2,980           $2,897            $  218
(Release of) addition to allowance for
 losses                                        (1,479)              83             2,679
                                              -------           ------            ------
Total Ending Balance(1)                       $ 1,501           $2,980            $2,897
                                              =======           ======            ======

(1)Agricultural loans represent $0.2 million, $0.2 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of dates indicated:

                                                          DECEMBER 31, 2011 DECEMBER 31, 2010
                                                             TOTAL LOANS       TOTAL LOANS
                                                          ----------------- -----------------
                                                                    (in thousands)
ALLOWANCE FOR CREDIT LOSSES:
Ending Balance: individually evaluated for impairment(1)      $      -          $    416
Ending Balance: collectively evaluated for impairment(2)         1,501             2,564
                                                              --------          --------
Total ending balance                                          $  1,501          $  2,980

RECORDED INVESTMENT:(3)
Ending Balance: individually evaluated for impairment(1)      $      -          $  3,782
Ending Balance: collectively evaluated for impairment(2)       450,860           430,630
                                                              --------          --------
Total ending balance, gross of reserves                       $450,860          $434,412
                                                              ========          ========

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2011, 2010 and 2009, respectively.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $49.0 million and $48.0 million at December 31, 2011 and December 31, 2010, respectively and related allowance of $0.2 million for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. As shown in the table above, at December 31, 2011, there were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and related allowance. As of December 31, 2010 impaired loans identified in management's specific review had a recorded investment of $3.8 million and related allowance of $0.4 million, all of which related to the hospitality property type. The average recorded investment in impaired loans with an allowance recorded, before the allowance for losses, was $3.0 million and $3.8 million at December 31, 2011 and December 31, 2010.

As of December 31, 2011 and, 2010 net investment income recognized on these loans totaled $0 million and $0.3 million. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at December 31, 2011 or December 31, 2010. See
Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and December 31, 2010, 85% or $384 million and 83% or $361 million of the recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and December 31, 2010, 96% and 74% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2011, approximately $19 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans. As of December 31, 2010, approximately $113 million or 26% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


All commercial mortgage and other loans were in current status including $3.1 million and $3.8 million of hospitality loans and $0 million and $5.0 million of office loans in non-accrual status at December 31, 2011 and 2010, respectively. See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31, 2011 the Company sold commercial mortgage loans to an affiliated company. See Note 13 for further discussion regarding related party transactions. There were no commercial mortgage and other loans sold or acquired in December 31, 2010

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company's outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring is not material.

As of December 31, 2011 the Company has not committed to provide additional funds to borrowers that have been involved in a troubled debt restructuring.

OTHER LONG-TERM INVESTMENTS
"Other long-term investments" are comprised as follows at December 31:

                                                      2011    2010
                                                    -------- -------
                                                     (in thousands)
           Joint ventures and limited partnerships  $ 39,443 $24,476
           Derivatives                               152,102  51,000
                                                    -------- -------
           Total other long-term investments        $191,545 $75,476
                                                    ======== =======

NET INVESTMENT INCOME
Net investment income for the years ended December 31, was from the following sources:

                                               2011         2010        2009
                                             --------  -------------- --------
                                                       (in thousands)
Fixed maturities, available-for-sale         $282,108     $349,906    $476,096
Equity securities, available-for-sale             278          932         858
Trading account assets                          2,023        3,378       3,634
Commercial mortgage and other loans            28,044       26,665      20,863
Policy loans                                      902          986         626
Short-term investments and cash equivalents       724        1,334       2,628
Other long-term investments                     1,016        2,101         344
                                             --------     --------    --------
Gross investment income                       315,095      385,302     505,049
Less investment expenses                       (9,085)      (8,193)    (10,316)
                                             --------     --------    --------
  NET INVESTMENT INCOME                      $306,010     $377,109    $494,733
                                             ========     ========    ========

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


REALIZED INVESTMENT GAINS (LOSSES), NET
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                             2011      2010       2009
                                           --------  --------  ---------
                                                   (in thousands)
      Fixed maturities                     $ 74,395  $126,687  $ 218,639
      Equity securities                       1,996      (123)      (675)
      Commercial mortgage and other loans     6,866       (84)    (2,679)
      Derivatives                           (11,366)    9,508   (178,444)
      Other                                    (108)       51        126
                                           --------  --------  ---------
        REALIZED INVESTMENT GAINS, NET     $ 71,783  $136,039  $  36,967
                                           ========  ========  =========

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


NET UNREALIZED INVESTMENT GAINS (LOSSES)
Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Unaudited Interim Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of "Net income" for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                     DEFERRED POLICY              ACCUMULATED
                                                                       ACQUISITION                   OTHER
                                                                     COSTS, DEFERRED             COMPREHENSIVE
                                                             NET          SALES                  INCOME (LOSS)
                                                         UNREALIZED    INDUCEMENTS    DEFERRED   RELATED TO NET
                                                            GAINS       AND VALUE    INCOME TAX    UNREALIZED
                                                         (LOSSES) ON   OF BUSINESS   (LIABILITY)   INVESTMENT
                                                         INVESTMENTS    ACQUIRED       BENEFIT   GAINS (LOSSES)
                                                         ----------- --------------- ----------- --------------
                                                                             (in thousands)
BALANCE, DECEMBER 31, 2009                                 $(8,543)      $ 4,341       $ 1,488      $(2,714)
Net investment gains (losses) on investments arising
 during the period                                            (646)            -           229         (417)
Reclassification adjustment for (gains) losses included
 in net income                                               2,640             -          (935)       1,705
Reclassification adjustment for OTTI losses excluded
 from net income(1)                                            (11)            -             4           (7)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs, deferred sales
 inducements and value of business acquired                      -        (1,489)          527         (962)
                                                           -------       -------       -------      -------
BALANCE, DECEMBER 31, 2010                                 $(6,560)      $ 2,852       $ 1,313      $(2,395)
                                                           =======       =======       =======      =======
Net investment gains (losses) on investments arising
 during the period                                          (1,482)            -           519         (963)
Reclassification adjustment for (gains) losses included
 in net income                                               6,302             -        (2,206)       4,096
Reclassification adjustment for OTTI losses excluded
 from net income(1)                                              -             -             -            -
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs, deferred sales
 inducements and value of business acquired                      -        (2,160)          756       (1,404)
                                                           -------       -------       -------      -------
BALANCE, DECEMBER 31, 2011                                 $(1,740)      $   692       $   382      $  (666)
                                                           =======       =======       =======      =======

(1)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                      DEFERRED POLICY              ACCUMULATED
                                                                        ACQUISITION                   OTHER
                                                                      COSTS, DEFERRED             COMPREHENSIVE
                                                            NET            SALES                  INCOME (LOSS)
                                                         UNREALIZED     INDUCEMENTS    DEFERRED   RELATED TO NET
                                                           GAINS/        AND VALUE    INCOME TAX    UNREALIZED
                                                        (LOSSES) ON     OF BUSINESS   (LIABILITY)   INVESTMENT
                                                       INVESTMENTS(2)    ACQUIRED       BENEFIT   GAINS (LOSSES)
                                                       -------------- --------------- ----------- --------------
                                                                            (in thousands)
BALANCE, DECEMBER 31, 2009                                $451,879       $(242,840)    $ (74,007)    $135,032
Net investment gains (losses) on investments arising
 during the period                                          87,097               -       (30,485)      56,612
Reclassification adjustment for (gains) losses
 included in net income                                    (34,323)              -        12,013      (22,310)
Reclassification adjustment for OTTI losses
 excluded from net income(1)                                    11               -            (4)           7
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs, deferred sales
 inducements and value of business acquired                      -          21,942        (7,680)      14,262
                                                          --------       ---------     ---------     --------
BALANCE, DECEMBER 31, 2010                                $504,664       $(220,898)    $(100,163)    $183,603
                                                          ========       =========     =========     ========
Net investment gains (losses) on investments arising
 during the period                                          19,706               -        (6,897)      12,809
Reclassification adjustment for (gains) losses
 included in net income                                    (82,693)              -        28,947      (53,746)
Reclassification adjustment for OTTI losses
 excluded from net income(1)                                     -               -             -            -
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs, deferred sales
 inducements and value of business acquired                      -          14,911        (5,219)       9,692
                                                          --------       ---------     ---------     --------
BALANCE, DECEMBER 31, 2011                                $441,677       $(205,987)    $ (83,332)    $152,358
                                                          ========       =========     =========     ========

(1)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)Includes cash flow hedges. See Note 11 for additional information on cash flow hedges.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                               2011         2010         2009
                                                           ------------ ------------ ------------
                                                                       (in thousands)
Fixed maturity securities on which an OTTI loss has
 been recognized                                             $ (1,740)    $ (6,560)    $ (8,543)
Fixed maturity securities, available-for-sale - all other     436,812      498,517      445,470
Equity securities, available-for-sale                             561        3,103        1,527
Affiliated notes                                                5,263        5,511        5,522
Derivatives designated as cash flow hedges(1)                    (962)      (2,462)        (640)
Other long-term investments                                         3           (5)           -
                                                             --------     --------     --------
Unrealized gains on investments and derivatives              $439,937     $498,104     $443,336
                                                             ========     ========     ========

(1)See Note 11 for more information on cash flow hedges.

DURATION OF GROSS UNREALIZED LOSS POSITIONS FOR FIXED MATURITIES AND EQUITY SECURITIES
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                      DECEMBER 31, 2011
                                                  ----------------------------------------------------------
                                                   LESS THAN TWELVE     TWELVE MONTHS
                                                        MONTHS             OR MORE              TOTAL
                                                  ------------------- ------------------ -------------------
                                                   FAIR    UNREALIZED  FAIR   UNREALIZED  FAIR    UNREALIZED
                                                   VALUE     LOSSES    VALUE    LOSSES    VALUE     LOSSES
                                                  -------- ---------- ------- ---------- -------- ----------
                                                                        (in thousands)
FIXED MATURITIES, AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $      -   $    -   $     -   $    -   $      -   $    -
Corporate securities                               129,881    4,010     1,130      326    131,011    4,336
Commercial mortgage-backed securities                7,014        8         -        -      7,014        8
Asset-backed securities                             48,831      782    28,430    4,022     77,261    4,804
Residential mortgage-backed securities                 484       55         -        -        484       55
                                                  --------   ------   -------   ------   --------   ------
  Total                                           $186,210   $4,855   $29,560   $4,348   $215,770   $9,203
                                                  ========   ======   =======   ======   ========   ======
EQUITY SECURITIES, AVAILABLE-FOR-SALE             $      -   $    -   $     -   $    -   $      -   $    -
                                                  ========   ======   =======   ======   ========   ======

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


                                                                      DECEMBER 31, 2010
                                                  ---------------------------------------------------------
                                                   LESS THAN TWELVE    TWELVE MONTHS
                                                        MONTHS            OR MORE              TOTAL
                                                  ------------------ ------------------ -------------------
                                                   FAIR   UNREALIZED  FAIR   UNREALIZED  FAIR    UNREALIZED
                                                   VALUE    LOSSES    VALUE    LOSSES    VALUE     LOSSES
                                                  ------- ---------- ------- ---------- -------- ----------
                                                                       (in thousands)
FIXED MATURITIES, AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $     -    $  -    $     -   $    -   $      -   $    -
Corporate securities                               50,071     366         62        -     50,133      366
Commercial mortgage-backed securities               4,992       -          -        -      4,992        -
Asset-backed securities                            25,905     199     42,402    7,591     68,307    7,790
Residential mortgage-backed securities                  -       -          -        -          -        -
                                                  -------    ----    -------   ------   --------   ------
  Total                                           $80,968    $565    $42,464   $7,591   $123,432   $8,156
                                                  =======    ====    =======   ======   ========   ======
EQUITY SECURITIES, AVAILABLE-FOR-SALE             $     -    $  -    $   746   $   47   $    746   $   47
                                                  =======    ====    =======   ======   ========   ======

The gross unrealized losses, related to fixed maturities at December 31, 2011 and December 31, 2010 are composed of $5.4 million and $6.1 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $3.8 million and $2.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $3.4 million of the gross unrealized losses represented declines in value of greater than 20%, $0.3 million of which had been in that position for less than six months, as compared to $4.7 million at December 31, 2010 that represented declines in value of greater than 20%, $0.9 million of which had been in that position for less than six months. At December 31, 2011, the $4.3 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, $1.7 million in services and $1.1 million in manufacturing sector of the Company's corporate securities. At December 31, 2010, the $7.6 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 or December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2011 and December 31, 2010, there were no gross unrealized losses, related to equity securities that represented declines of greater than 20%. Perpetual preferred securities, which the Company invested in at December 31, 2010, have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010. At December 31, 2011, the Company no longer holds these investments.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)


SECURITIES PLEDGED AND SPECIAL DEPOSITS
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                               2011    2010
                                                             -------- -------
                                                              (in thousands)
  Fixed maturity securities, available-for-sale - all other  $121,631 $84,248
  Other trading account assets                                      -       -
                                                             -------- -------
  Total securities pledged                                   $121,631 $84,248
                                                             ======== =======

The carrying amount of the associated liabilities supported by the pledged collateral was $125.9 million and $87.2 million at December 31, 2011 and December 31, 2010, respectively, which was "Cash collateral for loaned securities".

Fixed maturities of $5.0 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

                                                                     2011        2010        2009
                                                                  ----------  ----------  ----------
                                                                            (in thousands)
Balance, beginning of year                                        $1,540,028  $1,411,571  $1,247,131
Capitalization of commissions, sales and issue expenses               46,599     311,201     654,851
Amortization - Impact of Assumption and experience unlocking and
 true-ups                                                           (127,576)     64,645      32,681
Amortization - All Other                                            (686,555)   (267,212)   (352,487)
Changes in unrealized investment gains and losses                        922      19,823    (170,605)
Other(1)                                                             (16,235)          -           -
                                                                  ----------  ----------  ----------
Balance, end of year                                              $  757,183  $1,540,028  $1,411,571
                                                                  ==========  ==========  ==========

(1)Balance sheet reclassification between DAC and DSI relating to refinement in methodology for allocating DAC/DSI balances for cohorts with both DAC and DSI persistency credits. Refer to Footnote 6 for impact to DSI.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5. VALUE OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the years ended December 31, are as follows:

                                                                    2011      2010      2009
                                                                  --------  --------  --------
                                                                         (in thousands)
Balance, beginning of period                                      $ 32,497  $ 52,596  $ 78,382
Amortization - Impact of assumption and experience unlocking and
 true-ups(1)                                                        (1,489)   (1,494)   (2,020)
Amortization - All other(1)                                        (15,967)  (10,295)  (14,017)
Interest(2)                                                          2,288     2,965     3,735
Change in unrealized gains/losses                                   11,681   (11,275)  (13,083)
Impact of adoption of SOP 05-01                                          -         -      (401)
                                                                  --------  --------  --------
Balance, end of year                                              $ 29,010  $ 32,497  $ 52,596
                                                                  ========  ========  ========

    (1)The weighted average remaining expected life of VOBA was approximately
       4.32 years from the date of acquisition.
    (2)The interest accrual rate for the VOBA related to the businesses acquired was 4.81%, 4.97%, and 5.24% for years ended December 31, 2011, 2010, and 2009.

The following table provides estimated future amortization, net of interest, for the periods indicated (in thousands):

                          2012                 $ 6,904
                          2013                   4,692
                          2014                   3,545
                          2015                   2,724
                          2016                   2,126
                          2017 and thereafter    9,019
                                               -------
                          Total                $29,010
                                               =======

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company has issued traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company has also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company has also issued annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality,

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)

administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits". In 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2011 and 2010, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                           DECEMBER 31, 2011                       DECEMBER 31, 2010
                                --------------------------------------- ---------------------------------------
                                                      AT ANNUITIZATION/                       AT ANNUITIZATION/
                                IN THE EVENT OF DEATH  ACCUMULATION(1)  IN THE EVENT OF DEATH  ACCUMULATION(1)
                                --------------------- ----------------- --------------------- -----------------
                                                                  (in thousands)
VARIABLE ANNUITY CONTRACTS

RETURN OF NET DEPOSITS
Account value                        $39,351,144                 N/A         $43,815,528                 N/A
Net amount at risk                   $ 1,082,996                 N/A         $   976,802                 N/A
Average attained age of
 contractholders                        62 years                 N/A            62 years                 N/A

MINIMUM RETURN OR CONTRACT
 VALUE
Account value                        $ 8,237,416         $38,565,164         $ 9,218,554         $42,097,269
Net amount at risk                   $ 1,673,400         $ 2,870,646         $ 1,238,415         $ 1,568,201
Average attained age of
 contractholders                        64 years            62 years            63 years            61 years
Average period remaining until
 expected annuitization                      N/A              1 year                 N/A             2 years

(1)Includes income and withdrawal benefits described herein.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


                                           DECEMBER 31, 2011               DECEMBER 31, 2010
                                    ------------------------------- -------------------------------
                                    UNADJUSTED VALUE ADJUSTED VALUE UNADJUSTED VALUE ADJUSTED VALUE
                                    ---------------- -------------- ---------------- --------------
                                                            (in thousands)
VARIABLE ANNUITY CONTRACTS
  MARKET VALUE ADJUSTED ANNUITIES
  Account value                        $3,011,739      $3,099,583      $3,111,568      $3,314,734

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                DECEMBER 31, 2011 DECEMBER 31, 2010
                                ----------------- -----------------
                                          (in thousands)
            Equity funds           $20,693,077       $27,923,398
            Bond funds              18,290,156        15,396,934
            Money market funds       3,707,408         4,682,136
                                   -----------       -----------
              Total                $42,690,641       $48,002,468
                                   ===========       ===========

In addition to the above mentioned amounts invested in separate account investment options, $4.9 billion and $5.0 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2011 and 2010, respectively.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


LIABILITIES FOR GUARANTEE BENEFITS
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB"), and guaranteed minimum income and withdrawal benefits ("GMIWB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB, and GMIWB are included in "Future policy benefits." As discussed below, the Company and a reinsurance affiliate maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                                                                GMAB/
                                                                                GMWB/
                                                                     GMDB       GMIWB       GMIB      TOTALS
                                                                   --------  -----------  -------  -----------
                                                                                 VARIABLE ANNUITY
                                                                   -------------------------------------------
                                                                                  (in thousands)
Beginning Balance as of December 31, 2008                          $279,950  $ 2,111,241  $11,626  $ 2,402,817
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups(1)                                          (87,363)           -   (7,146)     (94,509)
Incurred guarantee benefits(1)                                       74,684   (2,100,367)   2,603   (2,023,080)
Paid guarantee benefits                                             (86,076)           -        -      (86,076)
                                                                   --------  -----------  -------  -----------
Beginning Balance as of December 31, 2009                           181,195       10,874    7,083      199,152
                                                                   --------  -----------  -------  -----------
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups(1)                                          (56,363)           -    1,238      (55,125)
Incurred guarantee benefits(1)                                       52,890      153,408    5,056      211,354
Paid guarantee benefits                                             (47,232)           -        -      (47,232)
                                                                   --------  -----------  -------  -----------
Beginning Balance as of December 31, 2010                           130,490      164,282   13,377      308,149
                                                                   --------  -----------  -------  -----------
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups(1)                                           23,078            -      570       23,648
Incurred guarantee benefits(1)                                       60,428    1,619,312      504    1,680,244
Paid guarantee benefits                                             (36,278)           -      (74)     (36,352)
                                                                   --------  -----------  -------  -----------
Balance as of December 31, 2011                                    $177,718  $ 1,783,594  $14,377  $ 1,975,689
                                                                   ========  ===========  =======  ===========

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date,) the present value of expected death benefits or expected income benefits in excess of the projected account balance

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)

and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


SALES INDUCEMENTS
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

                                                                              SALES INDUCEMENTS
                                                                              -----------------
                                                                               (in thousands)
Beginning Balance as of December 31, 2008                                         $ 726,314
  Capitalization                                                                    293,388
  Amortization - Impact of assumption and experience unlocking and true-ups           6,938
  Amortization - All other                                                         (153,163)
  Change in unrealized gains/losses                                                 (71,601)
                                                                                  ---------
Balance as of December 31, 2009                                                     801,876
                                                                                  ---------
  Capitalization                                                                    182,823
  Amortization - Impact of assumption and experience unlocking and true-ups          32,445
  Amortization - All other                                                         (232,542)
  Change in unrealized gains/losses                                                  11,905
                                                                                  ---------
Balance as of December 31, 2010                                                     796,507
                                                                                  ---------
  Capitalization                                                                     68,370
  Amortization - Impact of assumption and experience unlocking and true-ups         (56,736)
  Amortization - All other                                                         (378,682)
  Change in unrealized gains/losses                                                     147
  Other(1)                                                                           16,235
                                                                                  ---------
Balance as of December 31, 2011                                                   $ 445,841
                                                                                  =========

(1)Balance sheet reclassification between DAC and DSI relating to refinement in methodology for allocating DAC/DSI balances for cohorts with both DAC and DSI persistency credits. Refer to Footnote 4 for impact to DAC.

7. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. REINSURANCE (CONTINUED)

primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GMAB features. These features are considered to be embedded derivatives, and changes in the fair value of the embedded derivative are recognized through "Realized investment gains (losses), net." Please see
Note 13 for further details around the affiliated reinsurance agreements.

The effect of reinsurance for the years ended December 31, 2011, 2010, and 2009, was as follows (in thousands):

                                                         UNAFFILIATED  AFFILIATED
                                               GROSS        CEDED        CEDED       NET
                                            -----------  ------------ -----------  --------
2011
Policy charges and fee income - Life(1)     $     3,711    $   (439)  $         -  $  3,272
Policy charges and fee income - Annuity         825,000      (3,464)            -   821,536
Realized investment gains (losses), net      (1,224,770)          -     1,296,553    71,783
Policyholders' benefits                         128,873        (724)            -   128,149
General, administrative and other expenses  $   442,185    $   (924)  $    (3,804) $437,457

2010
Policy charges and fee income - Life(1)     $     3,895    $ (3,233)  $         -  $    662
Policy charges and fee income - Annuity         715,368      25,160             -   740,528
Realized investment gains (losses), net         216,875           -       (80,836)  136,039
Policyholders' benefits                          41,908        (997)            -    40,911
General, administrative and other expenses  $   418,130    $ (1,232)  $    (3,432) $413,466

2009
Policy charges and fee income - Life(1)     $     4,086    $ (1,328)  $         -  $  2,758
Policy charges and fee income - Annuity         401,957     (11,962)            -   389,995
Realized investment gains (losses), net       2,232,850           -    (2,195,883)   36,967
Policyholders' benefits                           4,414           -             -     4,414
General, administrative and other expenses  $   374,509    $ (2,337)  $    (2,010) $370,162

(1)Life insurance inforce count at December 31, 2011, 2010 and 2009 was 2,118, 2,284 and 2,469, respectively.

The Company's Statements of Financial Position also included reinsurance recoverables from Pruco Reinsurance, LTD ("Pruco Re") and Prudential Insurance Company of America ("Prudential Insurance") of $1,748.2 million at December 31, 2011 and $187.1 million at December 31, 2010.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


8. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                 2011      2010       2009
                                                              ---------  --------  ---------
                                                                      (in thousands)
Current tax expense:
    U.S.                                                      $  32,230  $(27,926) $(239,798)
    State and local                                                   -      (693)         2
                                                              ---------  --------  ---------
    Total                                                     $  32,230  $(28,619) $(239,796)
                                                              =========  ========  =========
Deferred tax expense:
    U.S.                                                       (230,996)  152,557    185,760
    State and local                                                   -      (237)     2,595
                                                              ---------  --------  ---------
    Total                                                     $(230,996) $152,320  $ 188,355
                                                              =========  ========  =========
Total income tax (benefit) expense on income from operations   (198,766)  123,701    (51,441)
Income Tax reported in equity related to:
    Other comprehensive income (loss)                           (15,895)   26,328     75,773
    Cumulative effect of changes in accounting policy                 -         -      4,772
    Stock based compensation programs                                 -         -          -
                                                              ---------  --------  ---------
Total income tax (benefit) expense                            $(214,661) $150,029  $  29,104
                                                              =========  ========  =========

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $(411.1) million, $545.3 million and $32.1 million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company's actual income tax expense on continuing operations for the years ended December 31, 2011, 2010, and 2009, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                      2011      2010      2009
                                                   ---------  --------  --------
                                                           (in thousands)
Expected federal income tax (benefit) expense      $(143,868) $190,848  $ 11,241
    Non taxable investment income                    (47,451)  (55,497)  (56,870)
    Tax credits                                       (7,517)  (11,290)   (6,150)
    Prior year adjustments                                 -         -         -
    State income taxes, net of federal benefit             -      (604)    1,688
    Other                                                 70       244    (1,350)
                                                   ---------  --------  --------
Total income tax (benefit) expense                 $(198,766) $123,701  $(51,441)
                                                   =========  ========  ========

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. INCOME TAXES (CONTINUED)


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2011      2010
                                                    -------- ---------
                                                      (in thousands)
         Deferred tax assets
             Insurance reserves                     $470,084 $ 580,606
             Investments                              88,757   108,698
             Compensation reserves                     4,546     4,401
             Other                                     1,695         -
                                                    -------- ---------
         Deferred tax assets                         565,082   693,705
                                                    -------- ---------
         Deferred tax liabilities
             VOBA and deferred acquisition cost      199,006   417,800
             Net unrealized gains                    154,314   175,199
             Deferred annuity bonus                  156,044   278,777
             Other                                         -    12,251
                                                    -------- ---------
         Deferred tax liabilities                    509,364   884,027
                                                    -------- ---------
         Net deferred tax asset (liability)         $ 55,718 $(190,322)
                                                    ======== =========

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company had no unrecognized tax benefits as of December 31, 2011 and 2010.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In December 31, 2011 and 2010, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. INCOME TAXES (CONTINUED)

adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 13, 2012, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's net income. These activities had no impact on the Company's 2009, 2010 or 2011 results.

The Company is not currently under audit by the IRS or any state or local jurisdiction for the years prior to 2009.

In 2009, the Company joined in filing the federal tax return with its ultimate parent, Prudential Financial. For tax years 2009 through 2011, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income of the Company amounted to $177.0 million, $348.4 million, and $266.6 million, for the years ended December 31, 2011, 2010, and 2009, respectively. Statutory surplus of the Company amounted to $671.8 million and $936.0 million at December 31, 2011 and 2010, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (CONTINUED)

Operations. Based on 2011 net gain from operations, the Company is restricted to divided payments of $39.1 million in 2012 without prior approval. The Company received approval from the State of Connecticut for the 2011 and 2010 dividend payments to our ultimate parent, Prudential Financial.

On June 30, 2011, the Company paid an extra-ordinary dividend of $270 million to our ultimate parent, Prudential Financial. On November 30, 2011 the Company paid an ordinary dividend of $318 million to our ultimate parent, Prudential Financial. On November 23, 2010, the Company paid a dividend of $470 million of which $330 million was an ordinary dividend and $140 million was an extraordinary dividend to our ultimate parent, Prudential Financial.

10. FAIR VALUE OF ASSETS AND LIABILITIES

FAIR VALUE MEASUREMENT - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include cash equivalents and certain short term investments, equity securities, and corporate securities that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities primarily include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)

understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010 these over-rides on a net basis were not material.

ASSET AND LIABILITIES BY HIERARCHY LEVEL - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                AS OF DECEMBER 31, 2011
                                                --------------------------------------------------------
                                                 LEVEL 1     LEVEL 2    LEVEL 3   NETTING(2)    TOTAL
                                                ---------- ----------- ---------- ---------- -----------
                                                                     (in thousands)
Fixed maturities, available-for-sale:
  U.S. government securities                    $        - $    86,035 $        -  $      -  $    86,035
  State and municipal securities                         -     100,075          -         -      100,075
  Foreign government securities                          -     134,810          -         -      134,810
  Corporate securities                               6,705   3,791,350     89,658         -    3,887,713
  Asset-backed securities                                -     128,821     48,563         -      177,384
  Commercial mortgage-backed securities                  -     491,757          -         -      491,757
  Residential mortgage-backed securities                 -     395,993          -         -      395,993
                                                ---------- ----------- ----------  --------  -----------
Sub-total                                            6,705   5,128,841    138,221         -    5,273,767
Trading account assets:
  Asset-backed securities                                -      31,571          -         -       31,571
  Equity securities                                  6,804           -        203         -        7,007
                                                ---------- ----------- ----------  --------  -----------
Sub-total                                            6,804      31,571        203         -       38,578
                                                ---------- ----------- ----------  --------  -----------
Equity securities, available-for-sale                3,071           -          -         -        3,071
Short-term investments                             227,235      10,366          -         -      237,601
Cash equivalents                                     8,112           -          -         -        8,112
Other long term investments - PFI                        -     191,144        970   (40,012)     152,102
Other long term investments - Unaffiliated               -           -        243         -          243
Reinsurance recoverable                                  -           -  1,747,757         -    1,747,757
Other assets                                             -      25,225          -         -       25,225
                                                ---------- ----------- ----------  --------  -----------
  Sub-total excluding separate account assets      251,927   5,387,147  1,887,394   (40,012)   7,486,456

Separate account assets(1)                       1,039,821  41,902,937          -         -   42,942,758
                                                ---------- ----------- ----------  --------  -----------

TOTAL ASSETS                                    $1,291,748 $47,290,084 $1,887,394  $(40,012) $50,429,214
                                                ========== =========== ==========  ========  ===========
Future policy benefits                          $        - $         - $1,783,595  $      -  $ 1,783,595
Other liabilities                                        -      40,012          -   (40,012)           -
                                                ---------- ----------- ----------  --------  -----------

TOTAL LIABILITIES                               $        - $    40,012 $1,783,595  $(40,012) $ 1,783,595
                                                ========== =========== ==========  ========  ===========

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
(2)"Netting" amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


                                                                   AS OF DECEMBER 31, 2010
                                                    ------------------------------------------------------
                                                     LEVEL 1     LEVEL 2   LEVEL 3  NETTING(2)    TOTAL
                                                    ---------- ----------- -------- ---------- -----------
                                                                        (in thousands)
Fixed maturities, available-for-sale:
    U.S. government securities                      $        - $   193,305 $      -  $      -  $   193,305
    State and municipal securities                           -      77,516        -         -       77,516
    Foreign government securities                            -     136,513        -         -      136,513
    Corporate Securities                                     -   3,876,695   74,255         -    3,950,950
    Asset-backed securities                                  -     160,113   53,857         -      213,970
    Commercial mortgage-backed securities                    -     490,569        -         -      490,569
    Residential mortgage-backed securities                   -     393,398        -         -      393,398
                                                    ---------- ----------- --------  --------  -----------
  Sub-total                                                  -   5,328,109  128,112         -    5,456,221

  Trading account assets:
    Asset backed securities                                  -      70,831        -         -       70,831
    Equity Securities                                    8,774           -        -         -        8,774
                                                    ---------- ----------- --------  --------  -----------
  Sub-total                                              8,774      70,831        -         -       79,605
                                                    ---------- ----------- --------  --------  -----------

  Equity securities, available-for-sale                 16,611         976        -         -       17,587
  Short-term investments                               228,383           -        -         -      228,383
  Other long-term investments                                -      91,757        -   (40,757)      51,000
  Reinsurance recoverable                                    -           -  186,735         -      186,735
  Other assets                                               -      29,201        -         -       29,201
                                                    ---------- ----------- --------  --------  -----------
    Sub-total excluding separate account assets        253,768   5,520,874  314,847   (40,757)   6,048,732

  Separate account assets(1)                         1,488,369  46,786,974        -         -   48,275,343
                                                    ---------- ----------- --------  --------  -----------

    TOTAL ASSETS                                    $1,742,137 $52,307,848 $314,847  $(40,757) $54,324,075
                                                    ========== =========== ========  ========  ===========
  Future policy benefits                            $        - $         - $164,283  $      -  $   164,283
  Other liabilities                                          -      40,757        -   (40,757)           -
                                                    ---------- ----------- --------  --------  -----------

    TOTAL LIABILITIES                               $        - $    40,757 $164,283  $(40,757) $   164,283
                                                    ========== =========== ========  ========  ===========

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
(2)Netting" amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company's customers and policyholders.

FIXED MATURITY SECURITIES - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)

with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2011 and December 31, 2010 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

TRADING ACCOUNT ASSETS - Trading account assets consist primarily of asset-backed and equity securities whose fair values are determined consistent with similar instruments described under "Fixed Maturity Securities" and under "Equity Securities."

EQUITY SECURITIES - Equity securities consist principally of investments in common, and non-redeemable preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


DERIVATIVE INSTRUMENTS - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask, spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps and single name credit default swaps are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields non-performance risk and volatility, and are classified as Level 2.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs (e.g. individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Other structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2011 and December 31, 2010, there were derivatives with the fair value of $970 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the short-term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


OTHER ASSETS - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

REINSURANCE RECOVERABLES - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are considered embedded derivatives and are described below in "Future Policy Benefits". The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the embedded derivative guarantee.

FUTURE POLICY BENEFITS - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance ("NPR") in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration the Company's own risk of non-performance. To reflect NPR, the Company incorporates an additional credit spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company, as indicated by the credit spreads associated with funding agreements issued by an affiliated company. The Company adjusts these credit spreads to remove any illiquidity risk premium which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 150 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to individual living benefit contracts in a liability position and not to those in an contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


Significant declines in interest rates and the impact of equity market declines on account values in 2011 drove increases in the embedded derivative liabilities associated with the optional living benefit features of the Company's variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing non-performance risk NPR, also drove offsetting increases in the adjustment to incorporate the market-perceived risk of non-performance in the valuation of the embedded derivative. As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features, before the adjustment for NPR, was a net liability of $4,162 million. This net liability was comprised of $4,188 million of individual living benefit contracts in a liability position net of $26 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, our adjustment for NPR resulted in a $2,378 million cumulative decrease to the embedded derivative liability. As described in Note 5, the Company uses affiliated reinsurance as part of its risk and capital management strategies for certain of these optional living benefit features. As a result, the increases in these embedded derivative liabilities are largely offset by corresponding increases in reinsurance recoverable associated with the affiliated reinsurance agreements.

TRANSFERS BETWEEN LEVELS 1 AND 2 - During the year ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


CHANGES IN LEVEL 3 ASSETS AND LIABILITIES - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

                                                                   YEAR ENDED DECEMBER 31, 2011
                                -------------------------------------------------------------------------------------
                                                    FIXED
                                                  MATURITIES
                                FIXED MATURITIES  AVAILABLE-     EQUITY                                     OTHER
                                 AVAILABLE-FOR-   FOR-SALE -  SECURITIES -    OTHER LONG-                  TRADING
                                SALE - CORPORATE ASSET BACKED  AVAILABLE-        TERM        REINSURANCE SECURITIES -
                                   SECURITIES     SECURITIES    FOR-SALE   INVESTMENTS - PFI RECOVERABLE    EQUITY
                                ---------------- ------------ ------------ ----------------- ----------- ------------
                                                                          (in thousands)
Fair value, beginning of
 period assets/(liabilities)        $ 74,255       $53,857       $   -          $     -      $  186,735      $  -
  Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment
     gains (losses), net                  46             -           -           (1,285)      1,348,271         -
   Asset management fees
    and other income                       -             -           -                -               -       (27)
   Included in other
    comprehensive
    income (loss)                      5,472           206           1                -               -         -
  Net investment income                4,579           430           -                -               -         -
  Sales                                    -             -        (747)               -               -         -
  Purchases                            8,702             -           -                -         212,751         -
  Settlements                         (5,356)       (5,930)          -                -               -         -
  Transfers into Level 3(1)           51,135             -         976            2,255               -         -
  Transfers out of Level 3(1)        (49,175)            -           -                -               -         -
  Other(3)                                 -             -        (230)               -               -       230
                                    --------       -------       -----          -------      ----------      ----
FAIR VALUE, END OF PERIOD
 ASSETS/(LIABILITIES)               $ 89,658       $48,563       $   -          $   970      $1,747,757      $203
                                    ========       =======       =====          =======      ==========      ====
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
 still held by the Company
 at the end of the period(2):
   Included in earnings:
    Realized investment
     gains (losses), net            $      -       $     -       $   -          $(1,311)     $1,356,358      $  -
    Asset administration
     fees and other
     income                         $      -       $     -       $   -          $     -      $        -      $(27)
   Included in other
    comprehensive
    income (loss)                   $ 15,215       $   247       $   1          $     -      $        -      $  -

                                ------------


                                 OTHER LONG
                                    TERM
                                INVESTMENTS-
                                UNAFFILIATED
                                ------------

Fair value, beginning of
 period assets/(liabilities)        $  -
  Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment
     gains (losses), net               -
   Asset management fees
    and other income                 (19)
   Included in other
    comprehensive
    income (loss)                      -
  Net investment income                -
  Sales                                -
  Purchases                          262
  Settlements                          -
  Transfers into Level 3(1)            -
  Transfers out of Level 3(1)          -
  Other(3)                             -
                                    ----
FAIR VALUE, END OF PERIOD
 ASSETS/(LIABILITIES)               $243
                                    ====
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
 still held by the Company
 at the end of the period(2):
   Included in earnings:
    Realized investment
     gains (losses), net            $  -
    Asset administration
     fees and other
     income                         $(19)
   Included in other
    comprehensive
    income (loss)                   $  -

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


                                                                                                   YEAR ENDED
                                                                                                DECEMBER 31, 2011
                                                                                                -----------------
                                                                                                  FUTURE POLICY
                                                                                                    BENEFITS
                                                                                                -----------------
                                                                                                 (in thousands)
Fair value, beginning of period assets/(liabilities)                                               $  (164,283)
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                                                        (1,396,276)
     Purchases                                                                                               -
     Sales                                                                                                   -
     Issuances                                                                                        (223,036)
     Settlements                                                                                             -
     Transfers into Level 3(1)                                                                               -
     Transfers out of Level 3(1)                                                                             -
                                                                                                   -----------
FAIR VALUE, END OF PERIOD                                                                          $(1,783,595)
                                                                                                   ===========
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period(2):
    Included in earnings:
     Realized investment gains (losses), net                                                       $(1,403,609)
     Interest credited to policyholders' account balances                                          $         -
    Included in other comprehensive income (loss)                                                  $         -

(1)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Other primarily represents reclasses of certain assets between reporting categories.

TRANSFERS - As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                       YEAR ENDED DECEMBER 31, 2010
                                                   -------------------------------------------------------------------
                                                                            FIXED
                                                                          MATURITIES          FIXED
                                                          FIXED         AVAILABLE-FOR-      MATURITIES
                                                        MATURITIES      SALE - FOREIGN AVAILABLE-FOR-SALE -
                                                   AVAILABLE-FOR-SALE -   GOVERNMENT       ASSET-BACKED     REINSURANCE
                                                   CORPORATE SECURITIES     BONDS           SECURITIES      RECOVERABLE
                                                   -------------------- -------------- -------------------- -----------
                                                                              (in thousands)
Fair value, beginning of period assets/
 (liabilities)                                           $ 63,634          $ 1,219           $ 43,794        $ 40,351
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                1,083                -             (1,247)        (43,339)
    Included in other comprehensive income
     (loss)                                                 3,072              (12)              (963)              -
  Net investment income                                     4,195               (1)                17               -
  Purchases, sales, issuances and settlements             (10,830)               -             29,676         189,723
  Transfers into Level 3(1)                                13,101                -                  -               -
  Transfers out of Level 3(1)                                   -           (1,206)           (17,420)              -
                                                         --------          -------           --------        --------
FAIR VALUE, END OF PERIOD ASSETS/(LIABILITIES)           $ 74,255          $     -           $ 53,857        $186,735
                                                         ========          =======           ========        ========
Unrealized gains (losses) for the period relating
 to those Level 3 assets that were still held by
 the Company at the end of the period(2):
    Included in earnings:
     Realized investment gains (losses), net             $      -          $     -           $   (654)       $(40,069)
     Asset management fees and other
      income                                             $      -          $     -           $      -        $      -
    Included in other comprehensive income
     (loss)                                              $  3,773          $   (13)          $   (963)       $      -

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


                                                                                             YEAR ENDED DECEMBER 31, 2010
                                                                                             ---------------------------
                                                                                             FUTURE POLICY      OTHER
                                                                                               BENEFITS      LIABILITIES
                                                                                             -------------   -----------
                                                                                                  (in thousands)
Fair value, beginning of period assets/(liabilities)                                           $ (10,874)       $(53)
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                                                      45,258          53
     Purchases, sales, issuances and settlements                                                (198,667)          -
     Transfers into Level 3(1)                                                                         -           -
     Transfers out of Level 3(1)                                                                       -           -
                                                                                               ---------        ----
FAIR VALUE, END OF PERIOD ASSETS/(LIABILITIES)                                                 $(164,283)       $  -
                                                                                               =========        ====
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company at the end of the period(2):
    Included in earnings:
     Realized investment gains (losses), net                                                   $  42,759        $  -
     Interest credited to policyholders' account balances                                      $       -        $  -
    Included in other comprehensive income (loss)                                              $       -        $  -

(1)Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


TRANSFERS - Transfers out of Level 3 for Fixed Maturities Available-for-Sale - Asset-Backed Securities includes $17.4 million for the year ended December 31, 2010 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ending December 31, 2009, as well as the portion of gains or losses included in income for twelve months ended
December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

                                                                            YEAR ENDED DECEMBER 31, 2009
                                                          ---------------------------------------------------------------
                                                                                      FIXED
                                                              FIXED        FIXED    MATURITIES
                                                            MATURITIES   MATURITIES AVAILABLE-
                                                          AVAILABLE-FOR- AVAILABLE- FOR-SALE -
                                                          SALE - FOREIGN FOR-SALE -   ASSET-
                                                            GOVERNMENT   CORPORATE    BACKED   REINSURANCE      OTHER
                                                              BONDS      SECURITIES SECURITIES RECOVERABLE  LIABILITIES(3)
                                                          -------------- ---------- ---------- -----------  --------------
                                                                                   (in thousands)
Fair value, beginning of period                               $  977      $68,559    $21,188   $ 2,110,146     $(1,496)
  Total gains (losses) (realized/unrealized)
    Included in earnings:
     Realized investment gains (losses), net                       -         (449)    (5,173)   (2,162,496)      1,443
    Included in other comprehensive income (loss)                243       (8,063)    17,767             -           -
  Net investment income                                           (1)       3,637        156             -           -
  Purchases, sales, issuances, and settlements                     -         (963)    (1,411)       92,701           -
  Transfers into (out of) level 3(1)                               -          913     11,267             -           -
                                                              ------      -------    -------   -----------     -------
Fair value, end of period of period assets/(liabilities)      $1,219      $63,634    $43,794   $    40,351     $   (53)
                                                              ======      =======    =======   ===========     =======
Unrealized gains (losses) for the period relating to
 those Level 3 assets that were still held by the
 Company at the end of the period(2):
    Included in earnings:
     Realized investment gains (losses), net                  $    -      $  (433)   $(4,894)  $(2,092,458)    $ 1,444
     Asset management fees and other income                   $    -      $     -    $     -   $         -     $     -
    Included in other comprehensive income (loss)             $  243      $(8,025)   $17,767   $         -     $     -

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


                                                                                YEAR ENDED DECEMBER 31, 2009
                                                                                ----------------------------
                                                                                       FUTURE POLICY
                                                                                          BENEFITS
                                                                                ----------------------------
                                                                                       (in thousands)
Fair value, beginning of period of period assets/(liabilities)                          $(2,111,241)
Total gains (losses) (realized/unrealized)
    Included in earnings:
Realized investment gains (losses), net                                                   2,195,856
Interest Credited to Policyholder Account Balances (SA Only)                                      -
Purchases, sales, issuances, and settlements                                                (95,489)
Transfers into (out of) level 3(1)                                                                -
                                                                                        -----------
Fair value, end of period of period assets/(liabilities)                                $   (10,874)
                                                                                        ===========
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period(2):
Included in earnings:
Realized investment gains (losses), net                                                 $ 2,125,409
  Interest credited to policyholder account                                             $         -
  Included in other comprehensive income (loss)                                         $         -

(1)Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Derivative instruments classified as Other Long-term Investments at December 31, 2008 were reclassified Other Liabilities at December 31, 2009 as they were in a net liability position.

TRANSFERS - Transfers into Level 3 for Fixed Maturities Available-for-Sale - Asset-Backed include $14.4 million for the year ended December 31, 2009, resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed in detail above. In addition to these sub-prime securities, transfers into Level 3 for Fixed Maturities Available-for-Sale - Corporate Securities and Asset-Backed Securities included transfers resulting from the use of unobservable inputs within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of level 3 for Fixed Maturities Available-for-Sale - Asset-Backed Securities and - Corporate Securities were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Transfers out of level 3 for Separate Account Assets were primarily due to the reclassification of the underlying investment within the mutual funds as these funds had less exposure to Level 3 securities since the funds switched to vendor prices.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company is required to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, policy loans, short-term investments, cash and cash equivalents and separate accounts.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                               DECEMBER 31, 2011         DECEMBER 31, 2010
                                                           ------------------------- -------------------------
                                                           CARRYING VALUE FAIR VALUE CARRYING VALUE FAIR VALUE
                                                           -------------- ---------- -------------- ----------
                                                                             (in thousands)
ASSETS:
  Commercial mortgage and other loans                         $449,359     $490,151     $431,432     $465,099
LIABILITIES:
  Investment Contracts - Policyholders' Account Balances      $ 66,176     $ 66,659     $ 58,549     $ 58,679
  Short-Term and Long-Term Debt                               $627,803     $655,218     $805,054     $846,169

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

COMMERCIAL MORTGAGE AND OTHER LOANS
The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

INVESTMENT CONTRACTS - POLICYHOLDERS' ACCOUNT BALANCES
Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflects the Company's own non-performance risk.

SHORT-TERM AND LONG-TERM DEBT
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (CONTINUED)

outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

EQUITY CONTRACTS
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

FOREIGN EXCHANGE CONTRACTS
Currency swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

CREDIT CONTRACTS
Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security.

EMBEDDED DERIVATIVES
The Company has sold variable annuity contracts that include certain optional living benefit features that are treated, for accounting purposes, as embedded derivatives. The Company has affiliated reinsurance agreements with Pruco Re and Prudential Insurance to transfer the risk related to certain of these embedded derivatives. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains/(losses), net."

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $1,784 million as of December 31, 2011 and liability of $164 million as of December 31, 2010. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance Recoverable" was an asset of $1,748 million as of December 31, 2011 and an asset of $187 million as of December 31, 2010.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (CONTINUED)


The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                 DECEMBER 31, 2011               DECEMBER 31, 2010
                                          ------------------------------  ------------------------------
                                                          FAIR VALUE                      FAIR VALUE
                                           NOTIONAL  -------------------   NOTIONAL   ------------------
                                            AMOUNT    ASSETS  LIABILITIES   AMOUNT    ASSETS  LIABILITIES
                                          ---------- -------- ----------- ----------- ------- -----------
                                                                  (in thousands)
QUALIFYING HEDGE RELATIONSHIPS
CURRENCY/INTEREST RATE
Currency/Interest Rate                    $   47,702 $    867  $ (1,796)  $    36,072 $   152  $ (2,606)
                                          ---------- --------  --------   ----------- -------  --------
TOTAL QUALIFYING HEDGE RELATIONSHIPS      $   47,702 $    867  $ (1,796)  $    36,072 $   152  $ (2,606)
                                          ========== ========  ========   =========== =======  ========
NON-QUALIFYING HEDGE RELATIONSHIPS
INTEREST RATE
Non Currency Swaps                        $1,752,950 $162,428  $ (8,546)  $   913,700 $56,896  $ (6,727)
CURRENCY/INTEREST RATE
Foreign Currency Swaps                        62,280    2,852    (4,975)       60,439   1,622    (6,829)
CREDIT
Credit Default Swaps                         399,050    1,737    (2,165)      350,050   2,810    (3,104)
EQUITY
Equity Non Currency                          199,446    1,067    (4,838)   10,310,187  30,278   (18,249)
Equity Options                             2,798,732   23,161   (17.692)       64,327       -    (3,243)
                                          ---------- --------  --------   ----------- -------  --------
TOTAL NON-QUALIFYING HEDGE RELATIONSHIPS  $5,212,458 $191,245  $(38,216)  $11,698,703 $91,606  $(38,152)
                                          ========== ========  ========   =========== =======  ========
TOTAL DERIVATIVES(1)                      $5,260,160 $192,112  $(40,012)  $11,734,775 $91,758  $(40,758)
                                          ========== ========  ========   =========== =======  ========

(1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $1,786.5 million as of December 31, 2011 and a liability of $166.8 million as of December 31, 2010 included in "Future policy benefits" and "Fixed maturities available-for-sale."

CASH FLOW HEDGES
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (CONTINUED)


The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                 DECEMBER 31, 2011
                                ----------------------------------------------------
                                                                        ACCUMULATED
                                   REALIZED       NET                      OTHER
                                  INVESTMENT   INVESTMENT              COMPREHENSIVE
                                GAINS/(LOSSES)   INCOME   OTHER INCOME    INCOME
                                -------------- ---------- ------------ -------------
CASH FLOW HEDGES
  Currency/Interest Rate          $       -       $(89)        $1         $1,504
                                  ---------       ----         --         ------
  Total cash flow hedges                  -        (89)         1          1,504

NON-QUALIFYING HEDGES
  Interest Rate                     114,601          -          -              -
  Currency/Interest Rate              1,281          -          -              -
  Credit                                915          -          -              -
  Equity                            (28,070)         -          -              -
  Embedded Derivatives             (100,093)         -          -              -
                                  ---------       ----         --         ------
  Total non-qualifying hedges       (11,366)         -          -              -
                                  ---------       ----         --         ------
TOTAL                             $ (11,366)      $(89)        $1         $1,504
                                  =========       ====         ==         ======

                                                 DECEMBER 31, 2010
                                ---------------------------------------------------
                                                                        ACCUMULATED
                                   REALIZED       NET                      OTHER
                                  INVESTMENT   INVESTMENT              COMPREHENSIVE
                                GAINS/(LOSSES)   INCOME   OTHER INCOME    INCOME
                                -------------- ---------- ------------ -------------
CASH FLOW HEDGES
  Currency/Interest Rate           $      -       $61         $(26)       $(1,822)
                                   --------       ---         ----        -------
  Total cash flow hedges                  -        61          (26)        (1,822)

NON-QUALIFYING HEDGES
  Interest Rate                      53,077         -            -              -
  Currency                                -         -            -              -
  Currency/Interest Rate              1,105         -            -              -
  Credit                                873         -            -              -
  Equity                            (10,865)        -            -              -
  Embedded Derivatives              (34,682)        -            -              -
                                   --------       ---         ----        -------
  Total non-qualifying hedges         9,508         -            -              -
                                   --------       ---         ----        -------
TOTAL                              $  9,508       $61         $(26)       $(1,822)
                                   ========       ===         ====        =======

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (CONTINUED)


                                                 DECEMBER 31, 2009
                                ---------------------------------------------------
                                                                        ACCUMULATED
                                   REALIZED       NET                      OTHER
                                  INVESTMENT   INVESTMENT              COMPREHENSIVE
                                GAINS/(LOSSES)   INCOME   OTHER INCOME    INCOME
                                -------------- ---------- ------------ -------------
CASH FLOW HEDGES
  Currency/Interest Rate          $       -        $3         $(10)        $(640)
                                  ---------        --         ----         -----
  Total cash flow hedges                  -         3          (10)         (640)

NON-QUALIFYING HEDGES
  Interest Rate                    (108,177)        -            -             -
  Currency                                -         -            -             -
  Currency/Interest Rate             (4,321)        -            -             -
  Credit                             10,630         -            -             -
  Equity                            (78,391)        -            -             -
  Embedded Derivatives                1,815         -            -             -
                                  ---------        --         ----         -----
  Total non-qualifying hedges      (178,444)        -            -             -
                                  ---------        --         ----         -----
TOTAL                             $(178,444)       $3         $(10)        $(640)
                                  =========        ==         ====         =====

(1)Amounts deferred in accumulated other comprehensive income (loss)
(2)Primarily includes the following: 1) mark-to-market on embedded derivatives of $1,619.3 million; 2) fees ceded of $264 million; offset by 3) change in reinsurance recoverable of $1,561 million; and 4) fees attributed to embedded derivative of $223 million as of December 31, 2011.

For the years ended December 31, 2011, 2010 and 2009 the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                 (IN THOUSANDS)
Balance, December 31, 2010                                          $(2,462)
Net deferred gains on cash flow hedges from January 1 to
 December 31, 2011                                                    1,415
Amount reclassified into current period earnings                         85
                                                                    -------
BALANCE, DECEMBER 31, 2011                                          $  (962)
                                                                    =======

As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in "Accumulated Other Comprehensive Income (Loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Unaudited Interim Statements of Equity.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (CONTINUED)


CREDIT DERIVATIVES WRITTEN
The following table sets forth the composition of the Company's credit derivatives where it has written credit protection, excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                  DECEMBER 31, 2011   DECEMBER 31, 2010
                                 ------------------- -------------------
       INDUSTRY                  NOTIONAL FAIR VALUE NOTIONAL FAIR VALUE
       --------                  -------- ---------- -------- ----------
                                             (in thousands)
       Corporate Securities:
         Manufacturing           $ 40,000   $  157   $ 40,000   $  249
         Finance                   54,000       95          -        -
         Food/Beverage             55,000      315     55,000      479
         Aerospace/Defense         50,000      158     50,000      345
         Chemical                  40,000      248     40,000      468
         Other                    130,000      667    130,000    1,130
                                 --------   ------   --------   ------
       Total Credit Derivatives  $369,000   $1,640   $315,000   $2,671
                                 ========   ======   ========   ======

The Company writes credit derivatives under which the Company is obligated to pay a related party counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $369 million notional of credit default swap ("CDS") selling protection at December 31, 2011. These credit derivatives generally have maturities of 10 years or less.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated Other Comprehensive Income (Loss)" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7 million and $8 million at December 31, 2011 and December 31, 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $30 million and $35 million of outstanding notional amounts, respectively reported at fair value as a liability of $2 million and fair value as an asset of $3 million, respectively.

CREDIT RISK
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company's OTC derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (CONTINUED)


The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. CONTINGENT LIABILITIES AND LITIGATION

CONTINGENT LIABILITIES
On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

LITIGATION AND REGULATORY MATTERS
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions,

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12. CONTINGENT LIABILITIES AND LITIGATION (CONTINUED)

parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
(3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12. CONTINGENT LIABILITIES AND LITIGATION (CONTINUED)

in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company is a party to numerous transactions and relationships with its affiliate The Prudential Insurance Company of America ("Prudential Insurance") and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

EXPENSE CHARGES AND ALLOCATIONS
Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Since 2003, general and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program sponsored by Prudential Financial.

The Company is charged for its share of Prudential Insurance employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on earnings and length of service. Other benefits are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $3.1 million, $4.8 million and $5.6 million for the twelve months ended December 31, 2011, 2010, and 2009, respectively.

Prudential Insurance sponsors voluntary savings plans for its employees ("401(k) plans"). The 401(k) plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the 401(k) plans was $1.4 million, $2.4 million and $3.0 million in 2011, 2010, and 2009, respectively.

AFFILIATED ASSET ADMINISTRATION FEE INCOME
In accordance with an agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc., the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $242.7 million, $238.2 million, and $148.3 million, for the years ended December 31, 2011, 2010, and 2009, respectively. These revenues are recorded as "Asset administration fees and other income" in the Unaudited Interim Statements of Operations and Comprehensive Income.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (CONTINUED)


COST ALLOCATION AGREEMENTS WITH AFFILIATES
Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation ("PAIST"), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense was $3.6 million, $4.1 million, and $4.3 million, for the years ended December 31, 2011, 2010, and 2009, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense was $1.5 million, $3.8 million, and $3.9 million, for the years ended December 31, 2011, 2010, and 2009, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 201110 are as follows (in thousands):

                                           LEASE  SUB-LEASE
                                          ------- ---------
                     2012                 $ 6,137  $2,106
                     2013                   5,974   1,802
                     2014                   4,938     894
                     2015                   3,894       -
                     2016                   3,790       -
                     2017 and thereafter   10,838       -
                                          -------  ------
                     Total                $35,571  $4,802
                                          =======  ======

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $184.6 million, $408.96 million, and $722.6 million during the years ended December 31, 2011, 2010, and 2009, respectively.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (CONTINUED)


REINSURANCE AGREEMENTS
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded under these agreements which are included in "Realized investment gains (losses), net" on the Unaudited Interim Statement of Operations and Comprehensive Income for the dates indicated:

                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2011         2010         2009
                                                                ------------ ------------ ------------
                                                                            (in thousands)
PRUCO REINSURANCE
  EFFECTIVE AUGUST 24, 2009
    Highest Daily Lifetime 6 Plus ("HD6 Plus")                    $ 47,021     $ 31,412     $    371
    Spousal Highest Daily Lifetime 6 Plus ("SHD6")                  20,137       13,216          142
  EFFECTIVE JUNE 30, 2009
    Highest Daily Lifetime 7 Plus ("HD7 Plus")                      50,262       44,530       13,585
    Spousal Highest Daily Lifetime 7 Plus ("SHD7 Plus")             26,354       22,968        6,853
  EFFECTIVE MARCH 17, 2008
    Highest Daily Lifetime 7 ("HD7")                                29,274       28,271       25,218
    Spousal Highest Daily Lifetime 7 ("SHD7")                        8,955        8,667        7,670
    Guaranteed Return Option Plus ("GRO Plus")(1)                    3,645        1,172        5,456
    Guaranteed Return Option Plus ("GRO Plus II")(1)                 5,112        2,657            -
    Highest Daily Guaranteed Return Option ("HD GRO")(1)             3,430        3,676        2,367
    Highest Daily Guaranteed Return Option ("HD GRO II")(1)          3,287        1,718            -
  EFFECTIVE SINCE 2006
    Highest Daily Lifetime Five ("HDLT5")                           13,938       14,356       14,760
    Spousal Lifetime Five ("SLT5")                                  10,998       10,747        9,755
  EFFECTIVE SINCE 2005
    Lifetime Five ("LT5")                                           36,290       35,848       32,861
  EFFECTIVE DECEMBER 31, 2004
    Guaranteed Return Option ("GRO")                                 3,873        5,750        4,801
                                                                  --------     --------     --------
TOTAL FEES CEDED TO PRUCO REINSURANCE                             $262,576     $224,988     $123,839
                                                                  --------     --------     --------
PRUDENTIAL INSURANCE
  EFFECTIVE SINCE 2004                                               1,895        2,232        2,248
                                                                  --------     --------     --------
    Guaranteed Minimum Withdrawal Benefit ("GMWB")                $  1,895     $  2,232     $  2,248
                                                                  ========     ========     ========
TOTAL FEES CEDED                                                  $264,471     $227,220     $126,087
                                                                  ========     ========     ========

(1)GRO Plus and HD GRO were amended effective January 1, 2010 to include an amended version of the GRO Plus and HD GRO benefit features (GRO Plus II and HD GRO II).

The Company's reinsurance recoverables related to the above product reinsurance agreements were $1,748 million, $187 million and $41 million as of December 31, 2011, 2010 and 2009, respectively. Realized gains/losses related to the mark-to-market on the reinsurance recoverable were $1,297 million, $(81) million and $2,196 million for the years ended December 31, 2011, 2010 and 209, respectively. Changes in realized losses ceded for the 2011 and 2010 periods were primarily due to changes in market conditions. The underlying asset is reflected in "Reinsurance recoverables" in the Company's Unaudited Interim Statements of Financial Position.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (CONTINUED)


DEBT AGREEMENTS

  Short-term and Long-term Debt

On December 29, 2009, the Company obtained a $600 million loan from Prudential Financial. This loan has an interest rate of 4.49% and matures on December 29, 2014. The total related interest expense to the Company was $27 million, $27 million, and $0.2 million for the years ended December 31, 2011, 2010, and 2009, respectively. The accrued interest payable was $0.2 million as of December 31, 2011 and 2010.

On December 14, 2006, the Company obtained a $300 million loan from Prudential Financial. This loan had an interest rate of 5.18% and matured on December 14, 2011. A partial payment was made to reduce this loan to $179.5 million on December 29, 2008 with the proceeds received from a capital contribution from PAI. On March 27, 2009, a partial payment of $4.5 million was paid to further reduce this loan to $175 million. The remaining balance of this loan was paid off on December 14, 2011. The total related interest expense to the Company was $8.6 million, $9.1 million, and $9.1 million for the years ended December 31, 2011, 2010, and 2009, respectively.

As of December 31, 2011, the Company had a credit facility agreement of $900 million with Prudential Funding, LLC, as the lender. As of December 31, 2011 and December 31, 2010, $27.8 million and $30.1 million, respectively, were outstanding under this credit facility. Accrued interest payable was $5 thousand and $4 thousand as of December 31, 2011 and 2010, respectively. The total related interest expense to the Company was $263 thousand, $438 thousand and $1.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

DERIVATIVE TRADES
In its ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

PURCHASE/SALE OF FIXED MATURITIES AND COMMERCIAL MORTGAGE LOANS FROM/TO AN AFFILIATE
During 2010, the Company sold fixed maturity securities to affiliated companies in various transactions. These securities were recorded at an amortized cost of $818.8 million and a fair value of $913.2 million. The net difference between historic amortized cost and the fair value was $94.8 million and was recorded as a realized investment gain on the Company's Financial Statements.

During 2011, the Company sold fixed maturity securities to an affiliated company in various transactions. These securities had an amortized cost of $142.5 million and a fair value of $150.9 million. The net difference between historic amortized cost and the fair value was $8.4 million and was recorded as a realized investment gain on the Company's Financial Statements. The Company also sold commercial mortgage loans to an affiliated company. These loans had an amortized cost of $48.9 million and a fair value of $54.2 million. The net difference between historic amortized cost and the fair value was $5.3 million and was recorded as a realized gain on the Company's Unaudited Interim Statement of Operations and Comprehensive Income.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


14. LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the years ended December 31, 2011, 2010, and 2009, was $4.6 million, $4.0 million, and $3.9 million, respectively. Sub-lease rental income was $3.8 million, $1.9 million, and $1.5 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company does not have future minimum lease payments and sub-lease receipts as of December 31, 2011 as the lease agreement expired on December 31, 2011.

15. CONTRACT WITHDRAWAL PROVISIONS

Most of the Company's separate account liabilities are subject to discretionary withdrawal by contractholders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

16. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

                                                         THREE MONTHS ENDED
                                             ------------------------------------------
                                             MARCH 31 JUNE 30  SEPTEMBER 30 DECEMBER 31
                                             -------- -------- ------------ -----------
                                                           (in thousands)
2011

Total revenues                               $370,862 $402,919  $  413,949   $335,148
Total benefits and expenses                   217,131  371,999   1,207,792    137,012
Income (loss) from operations before income
 taxes and cumulative effect of accounting
 change                                       153,731   30,920    (793,843)   198,136
Net income (loss)                            $119,173 $ 25,057  $ (489,203)  $132,683

                                                          THREE MONTHS ENDED
                                             -------------------------------------------
                                             MARCH 31  JUNE 30   SEPTEMBER 30 DECEMBER 31
                                             -------- ---------  ------------ -----------
                                                            (in thousands)
2010

Total revenues                               $352,362 $ 419,159    $351,875    $450,629
Total benefits and expenses                   324,969   738,557       3,504     (38,287)
Income (loss) from operations before income
 taxes and cumulative effect of accounting
 change                                        27,393  (319,398)    348,371     488,916
Net income (loss)                            $ 32,046 $(191,643)   $234,593    $346,585

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.) at December 31, 2011 and December 31, 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 9, 2012

ASXT-SIX

                                    PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits:


(a) (1) Financial Statements of the Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B (Registrant) consisting of the Statement of Net Assets as of December 31, 2011; the Statement of Operations for the period ended December 31, 2011; the Statement of Changes in Net Assets for the periods ended December 31, 2011 and December 31, 2010, and Notes relating thereto appear in the Statement of Additional Information. (Part B of the Registration Statement).

(2) Financial Statements of Prudential Annuities Life Assurance Corporation (Depositor) consisting of the Statements of Financial Position as of December 31, 2011 and 2010; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2011, 2010 and 2009; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2) Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a) Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement
No. 333-96577, filed April 21, 2006.

(b) Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.


(c) First Amendment to Principal Underwriting Agreement between Prudential Annuities Life Assurance Company ("Company"), and PRUDENTIAL ANNUITIES DISTRIBUTORS, INC. ("Distributor"), filed via EDGAR with Post-Effective Amendment No. 49 to Registration Statement No. 333-96577, filed September 21, 2011.


(4) (a) Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-71834, filed December 21, 2001.

(b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c) Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(d) Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(e) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(f) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(g) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(h) Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-71835 filed November 16, 2004.

(i) Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement 333-71834 filed November 16, 2004.

(j) Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(k) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

(l) Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(m) Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(n) Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007

(o) Form of rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(p) Form of rider for Highest Daily Lifetime Seven with Beneficiary Income Option filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(q) Highest Daily Lifetime 7 Plus Benefit Rider (RID-HD7 (2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(r) Highest Daily Lifetime 7 Plus Schedule Supplement (SCH-HD7(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(s) Highest Daily Lifetime Seven Benefit Schedule Supplement (SCH-HD7(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(t) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (RID-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(u) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (SCH-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(v) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (RID-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(w) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (SCH-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(x) Highest Daily Lifetime Seven with Beneficiary Income option Schedule supplement (SCH-HD7-DB(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(y) Highest Daily Lifetime Seven with Lifetime Income Accelerator Schedule supplement (SCH-HD7-LIA(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(z) Schedule supplement Highest Daily Lifetime Five Benefit (SCH-HDLT5(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(aa) Beneficiary Annuity Endorsement (END-BENE(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ab) Beneficiary IRA Endorsement (END-IRABEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ac) Beneficiary Roth IRA Endorsement (END-ROTHBEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(4)(ad) Highest Daily Lifetime 6 Plus Rider (RID-HD6 - 08/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(ae) Highest Daily Lifetime 6 Plus Schedule (SCH-HD6 - 08/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(af) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(ag) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ah) GRO II Benefit rider (RID-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ai) GRO II Benefit schedule (SCH-GRO-11/09) filed via EDGAR with
Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(aj) Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ak) Highest Daily GRO II Benefit SCHEDULE (SCH-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(al) Highest Daily GRO CAP Benefit SCHEDULE (SCH-HDGROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(am) GRO Plus 2008 Benefit SCHEDULE (SCH-GROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

4(an) HDGRO (SCH-HDGRO-11-09/8-10) filed via EDGAR with Post-Effective Amendment No. 46 to Registration Statement No. 333-96577, filed July 1, 2010.

4(ao) HD GRO 90% Cap (SCH-HDGROCAP-11-09/8-10) filed via EDGAR with Post-Effective Amendment No. 46 to Registration Statement No. 333-96577, filed July 1, 2010.

(5) A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a) Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44203, filed March 14, 2008.

(b) Copy of the Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(7) Forms of Annuity Reinsurance Agreements between Depositor and:

(a) Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(b) The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(c) The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(d) Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(e) Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(f) Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(g) Pruco Reinsurance Ltd for GRO Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(h) Pruco Reinsurance Ltd for GRO Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(i) Pruco Reinsurance Ltd for Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(j) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(k) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(l) Pruco Reinsurance Ltd for GRO Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(m) Pruco Reinsurance Ltd for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(n) Pruco Reinsurance Ltd for Highest Daily GRO filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(o) Pruco Reinsurance Ltd for Highest Daily Lifetime 7 Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(p) Pruco Reinsurance Ltd for Highest Daily Lifetime 6 Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(8) Forms of Agreements between Depositor and:

(a) Advanced Series Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(c) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(d) INVESCO Variable Investment Funds, Inc filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(e) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f) Wells Fargo Variable Trust filed via EDGAR with Initial Registration Statement No. 333-49478, filed November 7, 2000.

(g) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(h) Revised Nationwide Variable Investment Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(i) A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(j) ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(k) Sample Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l) Form of Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(m) Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(9) Opinion and Consent of Counsel Filed via EDGAR with Post-Effective Amendment No. 6 this Registration Statement on April 20, 2004

(10) Written Consent of Independent Registered Public Accounting Firm, FILED HEREWITH.

(11) Not applicable.

(12) Not applicable.

(13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(14) Not applicable

(99.1)


     (a) Powers of Attorney for Bernard J. Jacob and Stephen Pelletier filed with Post-Effective Amendment No. 51 to Registration Statement
     No. 333-96577, filed April 25, 2012.

     (b) Powers of Attorney for Directors Thomas J. Diemer, Robert M. Falzon, Daniel O. Kane, and George M. Gannon filed with Post-Effect Amendment No. 45 to Registration Statement No. 333-96577 on April 19, 2010.


Item 25. Directors and Officers of the Depositor (engaged directly or indirectly in Registrant's variable annuity business):

As of the date this Post-Effective Amendment was filed, the Directors and Officers of the Depositor are:


   Name and Principal Business
   Address                            Position and Offices with Depositor
   ---------------------------        --------------------------------------
   Timothy S. Cronin                  Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Thomas J. Diemer                   Director, Chief Financial Officer and
   213 Washington Street              Executive Vice President
   Newark, New Jersey 07102-2992

   Joseph D. Emanuel                  Senior Vice President, Chief Legal
   One Corporate Drive                Officer and Corporate Secretary
   Shelton, Connecticut 06484-6208

   Robert M. Falzon                   Director and Treasurer
   751 Broad Street
   Newark, New Jersey 07102-3714

   Bruce Ferris                       Executive Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   George M. Gannon                   Senior Vice President and Director
   751 Broad Street
   Newark, New Jersey 07102-3714

   Jacob Herschler                    Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Bernard J. Jacob                   Director
   213 Washington Street
   Newark, New Jersey 07102-2917

   Daniel O. Kane                     Senior Vice President, Chief Actuary
   213 Washington Street              and Director
   Newark, New Jersey 07102-2992

   Patricia L. Kelley                 Vice President and Chief Compliance
   One Corporate Drive                Officer
   Shelton, Connecticut 06484-6208

   Michael Long                       Senior Vice President
   2 Gateway Center
   Newark, New Jersey 07102-5005

   Steven P. Marenakos                Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Robert O'Donnell                   Senior Vice President
   One Corporate Drive,
   Shelton, Connecticut 06484-6208

   Stephen Pelletier                  President, Chief Executive
   One Corporate Drive                Officer and Director
   Shelton, CT 06484-6208

   Yvonne Rocco                       Senior Vice President
   213 Washington Street
   Newark, New Jersey 07102-2992

Item 26. Persons Controlled by or Under Common Control with the Depositor or
Registrant: The Registrant separate account may be deemed to be under common control(or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed in February, 2012, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

Item 27. Number of Contract Owners: As of February 29, 2012 there were 155,386 owners of Annuities.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of Prudential Annuities Life Assurance Corporation ("PALAC") also provide directors and officers with rights of indemnification, consistent with Connecticut law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of PALAC and PAD can also be indemnified pursuant to indemnity agreements between each director and officer and Prudential Annuities, Inc., a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of PALAC and PAD are covered under a directors and officers liability insurance policy. Such policy will reimburse PALAC or PAD, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of PALAC or PAD, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Directors and officers of PAD

   As of the date this Post-Effective Amendment was filed, the Directors and
                             Officers of PAD are:


                                        POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME                                      WITH UNDERWRITER             WITH REGISTRANT
----                              ---------------------------------- ---------------------
Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Thomas J. Diemer                  Senior Vice President and
213 Washington Street             Director
Newark, New Jersey 07102-2992

Steven Weinreb                    Chief Financial Officer and
213 Washington Street             Controller
Newark, New Jersey 07102-2917

Robert Falzon                     Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Bruce Ferris                      Executive Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

George M. Gannon                  President, Chief Executive
2101 Welsh Road                   Officer, Chief Operations Officer
Dresher, Pennsylvania 19025-5001  and Director

Jacob M. Herschler                Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Patricia L. Kelley                Senior Vice President, Chief
One Corporate Drive               Compliance Officer and Director
Shelton, Connecticut 06484-6208

Steven P. Marenakos               Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Robert F. O'Donnell               Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Yvonne Rocco                      Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Timothy Seifert                   Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

William D. Wilcox                 Vice President, Secretary and
One Corporate Drive               Chief Legal Officer
Shelton, Connecticut 06484-6208


(c) Commissions received by PAD during last fiscal year with respect to annuities sold by PALAC.


                                     Net Underwriting Discounts           Compensation on  Brokerage
Name of Principal Underwriter        and Commissions                        Redemption    Commissions Compensation
-----------------------------        ----------------------------------   --------------- ----------- ------------
Prudential Annuities Distributors,
  Inc...............................            $187,993,652                   $-0-          $-0-         $-0-

*PAD did not retain any of these commissions.


Item 30. Location of Accounts and Records: Accounts and records are maintained by PALAC at its principal office in Shelton, Connecticut, and its office in Fort Washington, Pennsylvania.

Item 31. Management Services: None

Item 32. Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Prudential Annuities Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by Prudential Annuities Life Assurance Corporation.

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Shelton and the State of Connecticut on this 25th day of April 2012.


      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

                                  Registrant

              By: Prudential Annuities Life Assurance Corporation
                                  (Depositor)



By  /s/ Stephen Pelletier
    ----------------------------
    Stephen Pelletier, President


                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   Depositor



By  /s/ Stephen Pelletier
    ----------------------------
    Stephen Pelletier, President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                   Title                                    Date
---------                                   -----                           -        ----
Stephen Pelletier*     Chief Executive Officer, President and Director          April 25, 2012
-----------------
Stephen Pelletier

Thomas J. Diemer*   Executive Vice President, Chief Financial Officer and
-----------------                          Director
Thomas J. Diemer

                                     (Board of Directors)
George M. Gannon*
-----------------
George M. Gannon

Daniel O. Kane*
-----------------
Daniel O. Kane

Robert M. Falzon*
-----------------
Robert M. Falzon

Bernard J. Jacob*
-----------------
Bernard J. Jacob



By:/s/ Lynn K. Stone
-------------------------------
Lynn K. Stone

* Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney

                                   EXHIBITS


   No. 10 Written Consent of Independent Registered Public Accounting Firm.